UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2023 through February 29, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report
J.P. Morgan Municipal Bond Funds
February 29, 2024
JPMorgan California Tax Free Bond Fund
JPMorgan National Municipal Income Fund
JPMorgan New York Tax Free Bond Fund
JPMorgan Short-Intermediate Municipal Bond Fund
JPMorgan Tax Free Bond Fund
JPMorgan Ultra-Short Municipal Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
April 15, 2024 (Unaudited)
Dear Shareholder,
Financial markets largely rallied through the final months of 2023 and into the first quarter of 2024, as leading central banks refrained from implementing further interest rate increases. Equity markets generally outperformed bond markets for the twelve months ended February 29, 2024, led by four consecutive months of net gains in U.S. equity prices.
“The global economic outlook for the year ahead remains positive and financial markets appear more resilient than a year ago.” — Brian S. Shlissel
Economic data were stronger than many economists expected in the face of elevated interest rates throughout the year. Following weak but positive economic growth in the first half of 2023, U.S. gross domestic product increased to 4.9% in the third quarter and 3.4% growth in the final quarter of the year. While the U.S. unemployment rate rose slightly during the second half of the year, it remained below 4% for the entire 12 month period and monthly job growth data frequently surpassed the consensus forecasts of economists.
Meanwhile, the U.S. Federal Reserve (the “Fed”) continued to raise interest rates through the end of summer 2023, then settled on a benchmark lending rate range of 5.25 - 5.50% through the first quarter of 2024. The European Central Bank and the Bank of England followed similar trajectories, raising interest rates at regular intervals into the third quarter of 2023 and then holding rates at those elevated levels for the remainder of the period. Notably, the Bank of Japan raised interest rates for the first time in 17 years in mid-March 2024, ending eight years of negative interest rates and setting its benchmark rate range at 0.0 to 0.1%.
The Fed and certain other leading central banks fueled investor expectations for interest rate reductions in 2024 and growing optimism that developed market economies could enjoy a “soft landing” of positive growth coupled with relatively low unemployment.
However, there remain significant risks to the macroeconomic backdrop. Slower economic growth due to the impact of higher interest rates could leave the U.S. economy more vulnerable to potential shocks from geopolitical events, natural disasters or political turmoil, particularly taking into account the upcoming U.S. presidential election. Additionally, financial markets may also come under pressure should the Fed decide not to reduce interest rates to the extent anticipated by investors. Finally, the recent run-up in U.S. equity prices could lead to increased volatility in certain sectors of the market.
The global economic outlook for the year ahead remains positive and financial markets appear to be more resilient than a year ago. Global growth is estimated at 2.9% this year and 3.0% for 2025, with a continued decline in inflation, according to the Organization for Economic Cooperation and Development’s February 2024 forecast. However, across market cycles, we believe that those investors who hold a well-diversified portfolio and a long-term view are best positioned.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

February 29, 2024	J.P. Morgan Municipal Bond Funds	1

J.P. Morgan Municipal Bond Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)
While bond markets generally underperformed equity markets during the period, fixed income securities rallied in late 2023 as leading central banks signaled that they could begin to lower interest rates in 2024. Overall, U.S. high yield bonds (also known as junk bonds) and emerging markets debt outperformed other sectors of the bond market, and corporate debt generally outperformed U.S. Treasury bonds and other developed markets sovereign debt for the twelve months ended February 29, 2024.
Global economic growth was stronger than expected in the first quarter of 2023, but in late March, Silicon Valley Bank collapsed after management sold off the bank’s portfolio of U.S. Treasury bonds at a steep loss, which triggered a run on the bank’s deposits. While U.S. regulators moved swiftly to guarantee some deposits at the bank to prevent further contagion, depositors began withdrawing cash from First Republic Bank. At the end of April, U.S. regulators announced First Republic Bank had been closed and sold to J.P. Morgan Chase & Co. Meanwhile, the Swiss government brokered a takeover of troubled Credit Suisse by UBS Group AG. These events sharply elevated market volatility in the banking sector, particularly in U.S. regional bank stocks.
Throughout the first half of 2023, leading central banks continued to raise interest rates at regular intervals in an effort to ease inflationary pressures. By the end of summer 2023, inflation data in the U.S. and across Europe had shown significant reduction in core consumer prices. In response, the U.S. Federal Reserve, the European Central Bank and the Bank of England in separate decisions each declined to raise interest rates further during the final months of 2023.
By the start of the second half of 2023, the general consensus view of economists was that interest rates would remain elevated for an extended period, particularly in the U.S. where labor markets remained tight and economic growth was generally stronger than expected. However, at its December meeting, the U.S. Federal Reserve indicated that it was prepared to begin the process of cutting interest rates in 2024, given the trajectory of inflation data.
Global economic growth largely proved more resilient than economists’ forecasts during the period, led by expansions in the U.S., Japan, India and select emerging markets. Meanwhile, the Eurozone, U.K., China and Canada struggled with weaker growth. China’s economy faced low levels of consumer spending and business confidence, along with long-standing debt issues in the domestic property sector. Across Europe, weakness in consumer and business spending and ongoing stresses from the war in Ukraine weighed on economic growth. Notably, inflation data in the U.K. indicated that prices were declining at a somewhat slower pace than in other developed markets.
However, investor concerns about a potential economic recession receded during the period as data showed a general trend toward stability in labor markets amid declining inflation and the pivot in the policies of leading central banks.
For the twelve months ended February 29, 2024, the Bloomberg 1 Year Municipal Bond Index returned 3.53%, Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index returned 4.62% and the Bloomberg US Municipal Index returned 5.42%.

2	J.P. Morgan Municipal Bond Funds	February 29, 2024

JPMorgan California Tax Free Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	4.67%
Bloomberg LB California 1–17 Year Muni Index	4.61%
Net Assets as of 2/29/2024 (In Thousands)	$306,661
Duration as of 2/29/2024	5.2 Years
INVESTMENT OBJECTIVE**
The JPMorgan California Tax Free Bond Fund (the “Fund”) seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund’s Class I Shares outperformed the Bloomberg LB California 1-17 Year Muni Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s longer overall duration was a leading contributor to performance as interest rates generally fell during the second half of the period. Generally, bonds with longer duration will experience a larger price increase compared with shorter duration bonds when interest rates fall. The Fund’s underweight position in California general obligation bonds, which underperformed certain other general obligation bonds, also contributed to relative performance.
The Fund’s underweight positions in bonds rated single-A and BBB were leading detractors from relative performance as lower rated bonds generally outperformed higher rated bonds during the period. The Fund’s overweight position in the 0-to-1 year portion of the yield curve and Fund’s shorter duration within the transportation and hospital sectors also detracted from relative performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers preferred to invest in issuances from large, highly rated state and local municipalities. Among revenue bond sectors, the portfolio managers preferred essential service sectors, including water & sewer. Fund positioning is generally a result of security structure, duration, credit quality and the unique characteristics of the California municipal bond market.
CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 29, 2024	PERCENT OF TOTAL INVESTMENTS
AAA	20.0%
AA	58.8
A	15.9
BBB	2.3
B	1.2
NR	1.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Municipal Bond Funds	3

JPMorgan California Tax Free Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge *		0.49%	0.44%	1.30%
Without Sales Charge		4.45	1.21	1.69
CLASS C SHARES	February 19, 2005
With CDSC **		2.95	0.71	1.29
Without CDSC		3.95	0.71	1.29
CLASS I SHARES	December 23, 1996	4.67	1.33	1.80
CLASS R6 SHARES	October 1, 2018	4.77	1.43	1.86

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan California Tax Free Bond Fund and the Bloomberg LB California 1-17 Year Muni Index from February 28, 2014 to February 29, 2024. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg LB California 1-17 Year Muni Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg LB California 1-17 Year Muni Index represents the performance of California municipal bonds with maturities from 1 to 17 years.
Capital gain distributions are subject to Federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

4	J.P. Morgan Municipal Bond Funds	February 29, 2024

JPMorgan National Municipal Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	4.34%
Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index	4.62%
Net Assets as of 2/29/2024 (In Thousands)	$2,247,804
Duration as of 2/29/2024	5.8 Years
INVESTMENT OBJECTIVE**
The JPMorgan National Municipal Income Fund (the “Fund”) seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund’s Class I Shares underperformed the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark").
Relative to the Benchmark, the Fund’s underweight positions in the housing and leasing sectors and its overweight allocation to bonds of 0-to-2 year maturities were leading detractors from performance relative to the Benchmark. The Fund’s shorter duration in California and New Jersey bonds also detracted from relative performance. Generally, bonds of shorter duration will experience a smaller increase in price compared with longer duration bonds when interest rates fall.
The Fund’s longer overall duration was a leading contributor to relative performance as interest rates generally rose in the second half of the period. The Fund’s underweight allocations to bonds rated AAA and AA, its underweight positions in state general obligation bonds and its overweight position in industrial development revenue/pollution control revenue bonds also contributed to relative performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk.
CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 29, 2024	PERCENT OF TOTAL INVESTMENTS
AAA	11.7%
AA	45.9
A	27.4
BBB	6.9
BB	0.7
CCC	1.2
NR	6.2

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Municipal Bond Funds	5

JPMorgan National Municipal Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 31, 2003
With Sales Charge *		0.33%	0.46%	1.19%
Without Sales Charge		4.19	1.24	1.58
CLASS C SHARES	December 31, 2003
With CDSC **		2.52	0.70	1.11
Without CDSC		3.52	0.70	1.11
CLASS I SHARES	September 10, 2001	4.34	1.49	1.83
CLASS R6 SHARES	November 6, 2017	4.44	1.59	1.90

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan National Municipal Income Fund and the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index from February 28, 2014 to February 29, 2024. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years.
Capital gain distributions are subject to Federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

6	J.P. Morgan Municipal Bond Funds	February 29, 2024

JPMorgan New York Tax Free Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	4.34%
Bloomberg New York Intermediate (1–17 Year) Maturities Index	4.87%
Net Assets as of 2/29/2024 (In Thousands)	$373,702
Duration as of 2/29/2024	5.2 Years
INVESTMENT OBJECTIVE**
The JPMorgan New York Tax Free Bond Fund (the “Fund”) seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund’s Class A Shares underperformed the Bloomberg New York Intermediate (1-17 year) Maturities Index (the “Benchmark").
Relative to the Benchmark, the Fund’s longer overall duration was a leading contributor to performance as interest rates fell in the second half of the period. Generally, bonds of longer duration will experience a larger increase in price compared with shorter duration bonds when interest rates fall. The Fund’s overweight position in the industrial development revenue/pollution control revenue bonds sector, its underweight position in the water & sewer bonds sector and its overweight allocation to bonds rated single-A and lower also contributed to relative performance.
The Fund’s overweight position in the 0-to-1 year portion of the yield curve, and its underweight positions in the transportation and hospitals sectors were leading detractors from performance relative to the Benchmark.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers preferred to invest in issuances from large, highly rated state and local municipalities. Among revenue bond sectors, the managers preferred essential service sectors. Fund positioning is generally a result of security structure, duration, credit quality and the unique characteristics of the New York State municipal bond market.
CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 29, 2024	PERCENT OF TOTAL INVESTMENTS
AAA	22.3%
AA	60.4
A	10.5
BBB	5.0
BB	0.3
NR	1.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Municipal Bond Funds	7

JPMorgan New York Tax Free Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 16, 2001
With Sales Charge *		0.40%	0.55%	1.12%
Without Sales Charge		4.34	1.31	1.51
CLASS C SHARES	January 31, 2003
With CDSC **		2.80	0.80	1.04
Without CDSC		3.80	0.80	1.04
CLASS I SHARES	September 10, 2001	4.42	1.49	1.73
CLASS R6 SHARES	October 1, 2018	4.52	1.59	1.79

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan New York Tax Free Bond Fund and the Bloomberg New York Intermediate (1–17 Year) Maturities Index from February 28, 2014 to February 29, 2024. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg New York Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg New York Intermediate (1–17 Year) Maturities Index represents the performance of New York municipal bonds with maturities from 1 to 17 years.
Capital gain distributions are subject to Federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.
Class A Shares have a $10,000 minimum initial investment and carry a 3.75% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

8	J.P. Morgan Municipal Bond Funds	February 29, 2024

JPMorgan Short-Intermediate Municipal Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	3.08%
Bloomberg U.S. 1-5 Year Blend (1-6) Municipal Bond Index	3.71%
Net Assets as of 2/29/2024 (In Thousands)	$815,398
Duration as of 2/29/2024	2.6 Years
INVESTMENT OBJECTIVE**
The JPMorgan Short-Intermediate Municipal Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund underperformed the Bloomberg U.S. 1-5 Year Blend (1-6) Municipal Bond Index (the “Benchmark").
Relative to the Benchmark, the Fund’s overweight positions in the hospitals and special tax sectors were leading detractors from performance. The Fund’s overweight allocation to local general obligation bonds and its overweight allocation to bonds of 5-to-6 year durations also detracted from relative performance. Duration is a measure of a bond’s price sensitivity relative to changes in interest rates. Generally, bonds of shorter duration will experience a smaller increase in price relative to longer duration bonds when interest rates fall.
The Fund’s overweight allocation to bonds with durations of 6+ years was a leading contributor to relative performance as interest rates generally fell during the period. The Fund’s overweight positions in the industrial development revenue/pollution control revenue and leasing sectors, and its overweight allocation to bonds rated single-A and BBB also contributed to performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund's portfolio managers employed a bottom-up, security selection-based investment approach. The Fund’s managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk while maintaining the Fund’s bias toward higher quality issuances.
CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 29, 2024	PERCENT OF TOTAL INVESTMENTS
AAA	19.4%
AA	43.2
A	29.4
BBB	6.0
BB	0.5
NR	1.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Municipal Bond Funds	9

JPMorgan Short-Intermediate Municipal Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 4, 1998
With Sales Charge *		0.77%	0.26%	0.56%
Without Sales Charge		3.08	0.72	0.79
CLASS C SHARES	November 1, 2001
With CDSC **		1.52	0.19	0.38
Without CDSC		2.52	0.19	0.38
CLASS I SHARES	June 19, 2009	3.53	1.16	1.25
CLASS R6 SHARES	October 1, 2018	3.58	1.23	1.28

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Short-Intermediate Municipal Bond Fund and the Bloomberg U.S. 1-5 Year Blend (1-6) Municipal Bond Index from February 28, 2014 to February 29, 2024. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. 1-5 Year Blend (1-6) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. 1-5 Year Blend (1-6) Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. Investors cannot invest directly in an index.
Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.
Class A Shares have a $1,000 minimum initial investment and carry a 2.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

10	J.P. Morgan Municipal Bond Funds	February 29, 2024

JPMorgan Tax Free Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	5.44%
Bloomberg US Municipal Index	5.42%
Net Assets as of 2/29/2024 (In Thousands)	$833,018
Duration as of 2/29/2024	6.9 Years
INVESTMENT OBJECTIVE**
The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund outperformed the Bloomberg US Municipal Index (the “Benchmark").
Relative to the Benchmark, the Fund’s longer overall duration was a leading contributor to performance as interest rates generally fell during the second half of the period. Generally, bonds of longer duration will experience a larger increase in price compared with shorter duration bonds when interest rates fall. The Fund’s underweight allocation to bonds rated AA and its overweight allocation to bonds rated single-A and BBB also contributed to relative performance as lower quality bonds outperformed higher quality bonds during the period. The Fund’s overweight allocation to 4% coupons and its overweight positions in the industrial development revenue/pollution control revenue and special tax sectors also contributed to relative performance.
The Fund’s underweight positions in the housing, transportation and leasing sectors were leading detractors from performance relative to the Benchmark. The Fund’s allocation to credit default swaps to hedge credit risk in the portfolio, and its out-of-Benchmark allocations to bonds rated BB and CCC also detracted from relative performance.
HOW WAS THE FUND POSITIONED?
The Fund's portfolio managers continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk.
CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 29, 2024	PERCENT OF TOTAL INVESTMENTS
AAA	34.2%
AA	29.3
A	21.6
BBB	8.1
BB	1.8
CCC	0.3
NR	4.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Municipal Bond Funds	11

JPMorgan Tax Free Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 1, 1988
With Sales Charge *		1.46%	0.38%	1.73%
Without Sales Charge		5.44	1.15	2.12
CLASS C SHARES	July 1, 2008
With CDSC **		3.88	0.57	1.62
Without CDSC		4.88	0.57	1.62
CLASS I SHARES	February 1, 1995	5.71	1.38	2.34
CLASS R6 SHARES	October 1, 2018	5.76	1.41	2.35

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund and the Bloomberg US Municipal Index from February 28, 2014 to February 29, 2024. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Bloomberg US Municipal Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg US Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Investors cannot invest directly in an index.
Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.
Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

12	J.P. Morgan Municipal Bond Funds	February 29, 2024

JPMorgan Ultra-Short Municipal Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	3.66%
Bloomberg 1 Year Municipal Bond Index	3.53%
Net Assets as of 2/29/2024 (In Thousands)	$1,740,502
Duration as of 2/29/2024	0.5 Years
INVESTMENT OBJECTIVE**
The JPMorgan Ultra-Short Municipal Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund outperformed the Bloomberg 1 Year Municipal Bond Index (the “Benchmark").
Relative to the Benchmark, the Fund’s overweight allocation to bonds with durations of 1 to 2 years was a leading contributor to performance. Duration is a measure of a bond’s price sensitivity relative to changes in interest rates. Generally, bonds of longer duration will experience a larger increase in price compared with shorter duration bonds when interest rates fall. The Fund’s underweight position in the pre-refunded bond sector and its overweight allocations to bonds rated single-A and BBB also contributed to relative performance.
The Fund’s out-of-Benchmark allocation to variable rate notes, which were used to manage the Fund’s day-to-day liquidity and are an integral part of Fund strategy, was a leading detractor from performance. The Fund’s shorter duration within the hospital bonds sector and its overweight allocation to New Jersey bonds also detracted from relative performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund sought to maintain an average weighted maturity of two years or less, and the Fund’s investment adviser used a risk/reward analysis to identify investments that it believed would perform well over market cycles.
CREDIT QUALITY ALLOCATIONS AS OF FEBRUARY 29, 2024	PERCENT OF TOTAL INVESTMENTS
AAA	18.7%
AA	27.4
A	26.2
BBB	6.0
NR	21.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Municipal Bond Funds	13

JPMorgan Ultra-Short Municipal Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES *	May 31, 2016	3.41%	0.96%	0.92%
CLASS I SHARES	May 31, 2016	3.66	1.16	1.12

*
Performance of Class A Shares reflects no initial sales charge. Prior to September 15, 2020, the maximum initial sales charge applicable to
Class A Shares was 2.25%, which is not reflected in the performance shown in the table above.

LIFE OF FUND PERFORMANCE (5/31/16 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on May 31, 2016.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Ultra-Short Municipal Fund and the Bloomberg 1 Year Municipal Bond Index from May 31, 2016 to February 29, 2024. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg 1 Year Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The Bloomberg 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. Investors cannot invest directly in an index.
Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception of the Fund on May 31, 2016 until August 31, 2016, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

14	J.P. Morgan Municipal Bond Funds	February 29, 2024

JPMorgan California Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds—97.7% (a)
Alabama—0.3%
Utility—0.3%
Southeast Alabama Gas Supply District (The), Project No. 2, Series 2024 B, Rev., 5.00%, 5/1/2032 (b) (c)	1,000	1,064
Arizona—0.6%
Education—0.6%
Arizona Industrial Development Authority, National Charter School Revolving Loan Fund, Series 2023A, Rev., 5.00%, 11/1/2042	1,795	1,939
California—93.9%
Certificate of Participation/Lease—0.4%
County of San Diego, County Public Health and Capital Improvement
Series 2023, COP, 5.00%, 10/1/2036	670	804
Series 2023, COP, 5.00%, 10/1/2037	425	505
		1,309
Education—8.0%
California Educational Facilities Authority, Art Centre College of Design, Series 2022A, Rev., 5.00%, 12/1/2032	275	303
California Educational Facilities Authority, Stanford University
Series T-1, Rev., 5.00%, 3/15/2039	1,535	1,895
Series U-4, Rev., 5.00%, 6/1/2043	2,000	2,454
Series U-6, Rev., 5.00%, 5/1/2045	1,500	1,840
California Enterprise Development Authority, Riverside County, Rocketship Public Schools-Obligated Group No. 2
Series 2022A, Rev., 4.00%, 6/1/2027 (d)	315	307
Series 2022A, Rev., 4.00%, 6/1/2031 (d)	1,250	1,189
California School Finance Authority, Green Dot Public Schools Project, Series 2022A, Rev., 5.00%, 8/1/2032 (d)	350	367
California State University, Systemwide, Series 2023A, Rev., 5.00%, 11/1/2044	2,660	3,070
Palmdale Elementary School District
Series 2023, 5.00%, 8/1/2041	250	283
Series 2023, 4.00%, 8/1/2043	1,000	1,016
Series 2023, 5.00%, 8/1/2044	800	898
University of California
Series 2014AM, Rev., 5.00%, 5/15/2024	1,500	1,505
Series 2014AM, Rev., 5.25%, 5/15/2024	1,500	1,506
Series 2020BE, Rev., 5.00%, 5/15/2034	1,065	1,229
Series 2016AR, Rev., 5.00%, 5/15/2035	1,500	1,568
INVESTMENTS	Principal Amount ($000)	Value ($000)

Education — continued
Series 2023BN, Rev., 5.00%, 5/15/2042	3,000	3,466
University of California, Limited Project, Series 2018O, Rev., 5.00%, 5/15/2034	1,500	1,655
		24,551
General Obligation—21.0%
Allan Hancock Joint Community College District, GO, 5.00%, 8/1/2030	1,250	1,259
City and County of San Francisco, California General Obligation, Earthquake Safety and Emergency Response, Series 2018C, GO, 4.00%, 6/15/2029	2,500	2,506
Coast Community College District, Election of 2002, Series 2006B, GO, AGM, Zero Coupon, 8/1/2030	2,000	1,635
East Side Union High School District, Series B, GO, NATL - RE, 5.25%, 2/1/2026	2,000	2,050
Encinitas Union School District, Election 2010Series 2015, GO, Zero Coupon8/1/2025	4,325	2,364
Escondido Union High School District, Capital Appreciation, Election of 2008
Series A, GO, AGC, Zero Coupon, 8/1/2025	1,500	1,434
Series A, GO, AGC, Zero Coupon, 8/1/2029	1,000	847
Evergreen School District, Series 2009B, GO, AGC, Zero Coupon, 8/1/2024	1,915	1,889
Los Alamitos Unified School District, School Facilities Improvement District, Election of 2018, Series C, GO, 4.00%, 8/1/2045	1,235	1,264
Los Angeles Community College District, Election of 2008
Series M, GO, 5.00%, 8/1/2037	550	661
Series M, GO, 5.00%, 8/1/2038	300	359
Los Angeles Unified School District, Dedicated Unlimited Ad Valorem Property Tax, Series 2023 QRR, GO, 5.25%, 7/1/2040	1,000	1,202
Menlo Park City School District, Capital Appreciation
GO, Zero Coupon, 7/1/2031	500	378
GO, Zero Coupon, 7/1/2032	880	637
Murrieta Valley Unified School District, GO, AGM, Zero Coupon, 9/1/2024	1,000	984
Napa Valley Unified School District, Election of 2006, Series 2010A, GO, Zero Coupon, 8/1/2027	2,000	1,793
Palo Alto Unified School District, Election of 2008
Series 2008-2, GO, Zero Coupon, 8/1/2025	1,015	974
Series 2008-2, GO, Zero Coupon, 8/1/2026	1,790	1,672
San Diego Unified School District, Series 2023 A-3, GO, 4.00%, 7/1/2053	1,500	1,492
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	15

JPMorgan California Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
General Obligation — continued
San Diego Unified School District, Election of 1998
Series C-2, GO, AGM, 5.50%, 7/1/2024	2,010	2,025
Series G-1, GO, AGM, 5.25%, 7/1/2028	2,115	2,376
San Diego Unified School District, Election of 1998, Series G-1, GO, AGM, 5.25%, 7/1/2028 (e)	385	428
San Francisco Unified School District, GO, 5.00%, 6/15/2031	2,000	2,317
San Jose Evergreen Community College District
Series C, GO, 4.00%, 9/1/2041	650	674
Series C, GO, 4.00%, 9/1/2043	1,500	1,541
San Jose Unified School District, Election of 2002, Series C, GO, NATL - RE, Zero Coupon, 6/1/2031	3,035	2,436
San Mateo County Community College District, Election of 2001, Series 2005B, GO, NATL - RE, Zero Coupon, 9/1/2027	1,130	1,018
San Mateo County Community College District, Election of 2005
Series A, GO, NATL - RE, Zero Coupon, 9/1/2026	1,100	1,020
Series A, GO, NATL - RE, Zero Coupon, 9/1/2029	2,000	1,700
Series 2006B, GO, NATL - RE, Zero Coupon, 9/1/2034	1,000	725
San Mateo County Community College District, Election of 2014, Series 2018B, GO, 5.00%, 9/1/2033	1,000	1,112
San Rafael City Elementary School District, Election of 2002, Series 2004B, GO, NATL - RE, Zero Coupon, 8/1/2029	2,000	1,674
Santa Monica Community College District, Election of 2004, Series 2009C, GO, Zero Coupon, 8/1/2027	1,000	899
South San Francisco Unified School District, Measure J, Dedicated Unlimited Ad Valorem Property Tax, Series 2016C, GO, Zero Coupon, 9/1/2028	1,800	1,559
State of California, Various Purpose
GO, 5.00%, 8/1/2033	1,000	1,050
GO, 4.00%, 3/1/2036	2,000	2,132
GO, 5.00%, 11/1/2037	2,000	2,337
GO, 4.00%, 10/1/2041	6,000	6,234
GO, 5.00%, 10/1/2042	1,000	1,086
William S Hart Union High School District, Capital Appreciation Election 2001, Series 2005B, GO, AGM, Zero Coupon, 9/1/2029	2,500	2,101
INVESTMENTS	Principal Amount ($000)	Value ($000)

General Obligation — continued
Windsor Unified School District
Series 2023, GO, 5.00%, 8/1/2035	720	873
Series 2023, GO, 5.00%, 8/1/2037	1,370	1,636
		64,353
Hospital—8.3%
California Enterprise Development Authority, Scripps Health, Series 2024 C-1, Rev., VRDO, 2.05%, 3/11/2024 (b)	5,000	5,000
California Health Facilities Financing Authority, Adventist Health System
Series 2013A, Rev., 5.00%, 3/1/2026	1,400	1,401
Series 2016A, Rev., 4.00%, 3/1/2029	2,165	2,188
California Health Facilities Financing Authority, Cedars-Sinai Medical Center
Rev., 5.00%, 11/15/2030	250	259
Rev., 5.00%, 11/15/2032	400	414
Series A, Rev., 5.00%, 8/15/2033	3,500	3,675
Series B, Rev., 5.00%, 8/15/2035	1,500	1,572
California Health Facilities Financing Authority, Lucile Salter Packard Children's Hospital at Stanford
Series 2014A, Rev., 5.00%, 8/15/2027	580	585
Series 2014A, Rev., 5.00%, 8/15/2028	850	857
Series 2014A, Rev., 5.00%, 8/15/2030	655	661
Series A, Rev., 5.00%, 8/15/2030	1,000	1,050
California Health Facilities Financing Authority, Scripps Health, Series 2024 B2, Rev., 5.00%, 2/4/2031 (b)	1,800	2,050
California Health Facilities Financing Authority, Sutter Health
Series 2018A, Rev., 5.00%, 11/15/2025	500	516
Series 2017A, Rev., 5.00%, 11/15/2034	1,500	1,610
California Statewide Communities Development Authority, Loma Linda University Medical Center, Series 2016 A, Rev., 5.25%, 12/1/2056 (d)	1,000	1,004
Regents of the University of California, Medical Center Pooled, Series 2022P, Rev., 5.00%, 5/15/2037	2,105	2,456
		25,298
Housing—2.4%
California Enterprise Development Authority, Pamona Properties LLC Project
Series 2024A, Rev., 5.00%, 1/15/2039 (c)	650	719
Series 2024A, Rev., 5.00%, 1/15/2045 (c)	1,000	1,076
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
Housing — continued
California Infrastructure and Economic Development Bank, California Academy of Science, Series 2024A, Rev., 3.25%, 8/1/2029 (c)	3,000	3,027
California Municipal Finance Authority, Terracina at Westpark Apartments, Series 2024A, Rev., 3.20%, 8/1/2027 (b)	2,500	2,492
		7,314
Industrial Development Revenue/Pollution Control Revenue—1.8%
California Pollution Control Financing Authority, Republic Services, Inc., Project, Series 2010B, Rev., 3.70%, 5/1/2024 (b) (d)	1,000	1,000
California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc., Project, Series B-1, Rev., AMT, 3.00%, 11/1/2025	1,500	1,494
Rialto Public Financing Authority, Police Station Project
Series 2023 A, Rev., 5.00%, 6/1/2036	450	518
Series 2023 A, Rev., 5.00%, 6/1/2038	400	453
Series 2023 A, Rev., 5.00%, 6/1/2048	2,000	2,175
		5,640
Other Revenue—9.2%
California Community Choice Financing Authority, Clean Energy Project, Series 2023 G-1, Rev., 5.25%, 4/1/2030 (b)	2,175	2,321
California Community Choice Financing Authority, Green Bond
Series 2022A-1, Rev., 4.00%, 8/1/2025	500	502
Series 2022A-1, Rev., 4.00%, 8/1/2026	1,000	1,006
California County Tobacco Securitization Agency, Los Angeles County Securitization Corp., Series 2020A, Rev., 5.00%, 6/1/2030	1,095	1,213
California Infrastructure and Economic Development Bank, The J. Paul Getty Trust, Series 2023 B, Rev., 5.00%, 10/1/2026 (b)	3,000	3,149
Contra Costa County Transportation Authority, Sales Tax, Series 2015A, Rev., 5.00%, 3/1/2032	2,000	2,049
CSCDA Community Improvement Authority, Essential Housing, Towne at Glendale Apartments, Series 2022B, Rev., 5.00%, 9/1/2037 (d)	400	409
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Series 2017A-1, Rev., 5.00%, 6/1/2024 (e)	2,500	2,511
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement
Series 2021 B, Rev., 3.00%, 6/1/2046	2,000	1,843
Series 2021B-2, Rev., Zero Coupon, 6/1/2066	2,700	306
INVESTMENTS	Principal Amount ($000)	Value ($000)

Other Revenue — continued
Los Angeles County Metropolitan Transportation Authority Sales Tax, Series 2021A, Rev., 5.00%, 7/1/2045	1,000	1,117
Los Angeles County Metropolitan Transportation Authority, Measure R Junior Subordinate Sales Tax, Series 2020A, Rev., 4.00%, 6/1/2035	1,500	1,623
Los Angeles County Public Works Financing Authority, Series 2022G, Rev., 5.00%, 12/1/2037	1,500	1,731
Midpeninsula Regional Open Space District, Promissory Notes, 2004 Project Lease, Series NTS2015, Rev., 5.00%, 9/1/2031	270	280
Municipal Improvement Corp. of Los Angeles
Series 2023-A, Rev., 5.00%, 5/1/2042	1,000	1,158
Series 2023-A, Rev., 5.00%, 5/1/2043	1,000	1,151
Pasadena Public Financing Authority, Rose Bowl Renovation Project, Series 2010A, Rev., Zero Coupon, 3/1/2030	1,000	822
San Bernardino County Transportation Authority, Sales Tax, Series 2023 A, Rev., 5.00%, 3/1/2039	1,060	1,266
San Diego Regional Building Authority, County Operations Center, Series 2016A, Rev., 5.00%, 10/15/2033	2,370	2,448
Santa Ana Financing Authority, Police Administration and Holding Facility Lease, Series 1994A, Rev., NATL - RE, 6.25%, 7/1/2024 (e)	170	172
Santa Ana Financing Authority, Police Administration and Holding Facility Lease, Series 1994A, Rev., NATL - RE, 6.25%, 7/1/2024	172	174
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp., Series 2019 A, Rev., 5.00%, 6/1/2038	1,000	1,077
		28,328
Prerefunded—4.0%
California Health Facilities Financing Authority, Sutter Health, Series 2016A, Rev., 5.00%, 11/15/2025 (e)	1,150	1,193
Campbell Union High School District, GO, 5.00%, 8/1/2024 (e)	1,700	1,714
Campbell Union High School District, Election of 2016Series B, GO, 5.00%, 8/1/2026 (e)	2,370	2,502
Los Angeles Community College District, Series 2015A, GO, 5.00%, 8/1/2024 (e)	1,500	1,511
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	17

JPMorgan California Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
Prerefunded — continued
San Jose Unified School District, Election of 2012, Tax-ExemptSeries C, GO, 5.00%, 8/1/2024 (e)	2,460	2,481
State of California Department of Water Resources, Central Valley Project, Water System, Series AW, Rev., 5.00%, 12/1/2026 (e)	2,600	2,764
		12,165
Transportation—14.1%
California Infrastructure and Economic Development Bank, Academy of Motion Picture
Series 2023A, Rev., 5.00%, 11/1/2024	275	279
Series 2023A, Rev., 5.00%, 11/1/2034	1,000	1,218
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project, Series 2020A, Rev., AMT, 3.95%, 1/30/2025 (b) (d)	1,550	1,550
California Municipal Finance Authority, Linxs Apartments Project, Senior Lien, Series 2018A, Rev., AMT, 5.00%, 12/31/2028	1,750	1,810
City of Long Beach Harbor
Series 2014B, Rev., 5.00%, 5/15/2026	250	251
Series 2014B, Rev., 5.00%, 5/15/2027	225	226
Series C, Rev., AMT, 5.00%, 5/15/2030	2,000	2,026
Series A, Rev., AMT, 5.00%, 5/15/2033	500	527
Series 2019A, Rev., 5.00%, 5/15/2039	1,425	1,575
City of Los Angeles Department of Airports
Series 2022A, Rev., AMT, 5.00%, 5/15/2034	1,895	2,127
Series 2020A, Rev., 5.00%, 5/15/2039	2,000	2,232
Series 2022B, Rev., 4.00%, 5/15/2041	1,755	1,833
City of Los Angeles Department of Airports, International Airport Senior, Series D, Rev., AMT, 5.00%, 5/15/2030	2,000	2,031
City of Los Angeles Department of Airports, International Airport Subordinate
Series 2018A, Rev., AMT, 5.00%, 5/15/2030	1,475	1,570
Series C, Rev., 5.00%, 5/15/2031	1,250	1,283
Series 2018C, Rev., AMT, 5.00%, 5/15/2034	1,250	1,317
Foothill Eastern Transportation Corridor Agency, Capital Appreciation, Senior Lien, Series 1995A, Rev., Zero Coupon, 1/1/2026 (e)	1,795	1,699
Norman Y Mineta San Jose International Airport SJC, Series 2021A, Rev., AMT, 5.00%, 3/1/2032	2,000	2,203
Port of Los Angeles, Harbor Department
Series 2019B, Rev., 5.00%, 8/1/2026	3,420	3,616
Series 2014A, Rev., AMT, 5.00%, 8/1/2027	1,625	1,634
Series 2014A, Rev., AMT, 5.00%, 8/1/2031	1,500	1,506
INVESTMENTS	Principal Amount ($000)	Value ($000)

Transportation — continued
San Diego County Regional Airport Authority, Series 2023B, Rev., AMT, 5.25%, 7/1/2037	1,500	1,702
San Diego County Regional Airport Authority, Subordinate Airport
Series B, Rev., AMT, 5.00%, 7/1/2034	755	789
Series A, Rev., 5.00%, 7/1/2035	1,000	1,072
San Francisco City and County Airport Commission, San Francisco International Airport
Series 2017D, Rev., AMT, 5.00%, 5/1/2025	1,800	1,832
Series 2019A, Rev., AMT, 5.00%, 5/1/2034	3,000	3,235
Series 2019A, Rev., AMT, 5.00%, 5/1/2037	1,500	1,598
Series 2020A, Rev., AMT, 5.00%, 5/1/2037	545	587
		43,328
Utility—7.7%
California Community Choice Financing Authority, Clean Energy Project, Series 2024 A, Rev., 5.00%, 4/1/2032 (b)	2,000	2,147
City of Glendale, Electric, Series 2024, Rev., 5.00%, 2/1/2054	3,000	3,323
Los Angeles Department of Water and Power, Power System
Series 2014C, Rev., 5.00%, 7/1/2027	1,500	1,508
Series 2018D, Rev., 5.00%, 7/1/2031	1,100	1,216
Series 2022C, Rev., 5.00%, 7/1/2038	2,410	2,790
Series 2020B, Rev., 5.00%, 7/1/2039	2,000	2,251
Series 2023E, Rev., 5.00%, 7/1/2040	1,825	2,131
Series 2023 D, Rev., 5.00%, 7/1/2041	5,000	5,792
Sacramento Municipal Utility District, Electric, Series 2023K, Rev., 5.00%, 8/15/2041	1,200	1,391
Southern California Public Power Authority, Apex Power Project, Series 2014A, Rev., 5.00%, 7/1/2030	1,000	1,005
		23,554
Water & Sewer—17.0%
California Infrastructure and Economic Development Bank, Clean Water State Revolving Fund, Rev., 4.00%, 10/1/2040	3,000	3,210
California Pollution Control Financing Authority, Poseidon Resources Channelside LP Desalination Project, Rev., AMT, 5.00%, 7/1/2035 (d)	2,105	2,281
City of Bakersfield, Wastewater, Series 2015A, Rev., 5.00%, 9/15/2031	2,000	2,068
City of Los Angeles, Wastewater System
Series A, Rev., 5.00%, 6/1/2028	1,825	1,873
Series B, Rev., 5.00%, 6/1/2033	1,500	1,538
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
Water & Sewer — continued
Series 2018A, Rev., 5.00%, 6/1/2034	1,000	1,105
Series 2018A, Rev., 5.00%, 6/1/2035	1,500	1,653
City of San Francisco, Public Utilities Commission Water
Series 2020, Subseries C-10, Rev., 4.00%, 11/1/2040	2,650	2,806
Series 2023AB, Subseries A, Rev., 5.00%, 11/1/2041	1,850	2,171
East Bay Municipal Utility District, Water System, Series 2024 A, Rev., 5.00%, 6/1/2049 (c)	2,750	3,089
Eastern Municipal Water District, Water and Wastewater, Series 2016A, Rev., 5.00%, 7/1/2035	2,885	3,030
Goleta Water District
Series 2023A, Rev., 5.00%, 9/1/2025	300	309
Series 2023A, Rev., 5.00%, 9/1/2027	450	484
Series 2023A, Rev., 5.00%, 9/1/2029	260	291
Series 2023A, Rev., 5.00%, 9/1/2031	335	389
Series 2023A, Rev., 5.00%, 9/1/2034	175	208
Los Angeles Department of Water and Power, Water System, Series 2021 B, Rev., 5.00%, 7/1/2051	2,500	2,739
Metropolitan Water District of Southern California, Waterworks
Series 2022A, Rev., 5.00%, 10/1/2029	1,250	1,433
Series 2022B, Rev., 5.00%, 7/1/2039	1,250	1,459
Series 2020C, Rev., 5.00%, 7/1/2040	1,500	1,685
Orange County Sanitation District, Series 2015A, Rev., 5.00%, 2/1/2035	1,500	1,511
San Diego Public Facilities Financing Authority, Series 2023A, Rev., 5.00%, 8/1/2042	1,180	1,366
San Francisco City and County Public Utilities Commission Wastewater
Series 2018B, Rev., 5.00%, 10/1/2026	1,075	1,142
Series 2018B, Rev., 5.00%, 10/1/2036	1,675	1,832
Santa Clara Valley Water District, Water System, Series A, Rev., 5.00%, 6/1/2030	1,600	1,665
Southern California Water Replenishment District
Rev., 5.00%, 8/1/2030	1,050	1,086
Rev., 5.00%, 8/1/2031	1,420	1,469
Rev., 5.00%, 8/1/2032	2,410	2,494
Rev., 5.00%, 8/1/2038	1,250	1,364
INVESTMENTS	Principal Amount ($000)	Value ($000)

Water & Sewer — continued
State of California Department of Water Resources, Central Valley Project, Series BF, Rev., 5.00%, 12/1/2035	2,000	2,415
State of California Department of Water Resources, Central Valley Project, Water System, Series 2023A, Rev., 5.00%, 6/1/2042	1,665	1,906
		52,071
Total California		287,911
Georgia—1.1%
Utility—1.1%
Main Street Natural Gas, Inc., Gas Supply
Series 2022B, Rev., 5.00%, 6/1/2029 (b)	2,000	2,102
Series 2024 A, Rev., 5.00%, 9/1/2031 (b)	1,150	1,230
		3,332
Ohio—0.7%
Transportation—0.4%
Jefferson County Port Authority, JSW Steel USA Ohio, Inc., Project, Series 2023, Rev., 5.00%, 12/1/2028 (b) (d)	1,000	1,015
Utility—0.3%
Ohio Air Quality Development Authority, Duke Energy Corp., Series 2022A, Rev., AMT, 4.25%, 6/1/2027 (b)	1,000	1,010
Total Ohio		2,025
Pennsylvania—0.4%
Other Revenue—0.4%
Pennsylvania Economic Development Financing Authority, Senior Insured, Capitol Region Parking System, Series 2024 A, Rev., AGM, 4.13%, 1/1/2044 (c)	1,100	1,071
Puerto Rico—0.3%
Other Revenue—0.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax, Series A-2, Rev., 4.78%, 7/1/2058	1,000	995
Wisconsin—0.4%
Housing—0.4%
Wisconsin Housing and Economic Development Authority Home Ownership, Series 2024 A, Rev., GNMA / FNMA / FHLMC, 6.00%, 9/1/2054	1,000	1,094
Total Municipal Bonds (Cost $294,817)		299,431
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	19

JPMorgan California Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	Shares (000)	Value ($000)
Short-Term Investments—4.9%
Investment Companies—4.9%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (f) (g)(Cost $15,118)	15,117	15,118
Total Investments—102.6% (Cost $309,935)		314,549
Liabilities in Excess of Other Assets—(2.6)%		(7,888)
Net Assets—100.0%		306,661

Percentages indicated are based on net assets.

Abbreviations
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
COP	Certificate of Participation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
Rev.	Revenue
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and
prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2024.

(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Municipal Bond Funds	February 29, 2024

JPMorgan National Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 97.6% (a)
Alabama — 2.8%
Black Belt Energy Gas District, Gas Project Series 2022B-1, Rev., 4.00%, 10/1/2027 (b)	8,455	8,445
County of Jefferson
Series 2024, Rev., 5.00%, 10/1/2035	2,000	2,286
Series 2024, Rev., 5.00%, 10/1/2039	4,000	4,422
Series 2024, Rev., 5.25%, 10/1/2043	2,000	2,199
Series 2024, Rev., 5.25%, 10/1/2049	1,000	1,074
Lower Alabama Gas District (The), Gas Project Series 2016A, Rev., 5.00%, 9/1/2031	1,250	1,328
Montgomery County Public Building Authority, Facilities Project Rev., 5.00%, 3/1/2024 (c)	3,910	3,910
Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 5.00%, 4/1/2024 (c)	20,845	20,866
Southeast Energy Authority A Cooperative District, Project No. 1 Series 2021A, Rev., 4.00%, 10/1/2028 (b)	1,000	997
Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 12/1/2031 (b)	17,135	17,214
Total Alabama		62,741
Arizona — 2.7%
Arizona Industrial Development Authority, Aliante and Skye Canyon Campus Project Series 2021A, Rev., 4.00%, 12/15/2051 (d)	250	191
Arizona Industrial Development Authority, Doral Academy of Northern Nevada Project
Series 2021A, Rev., 4.00%, 7/15/2028 (d)	200	196
Series 2021A, Rev., 4.00%, 7/15/2032 (d)	225	215
Series 2021A, Rev., 4.00%, 7/15/2033 (d)	185	175
Series 2021A, Rev., 4.00%, 7/15/2035 (d)	255	235
Series 2021A, Rev., 4.00%, 7/15/2036 (d)	250	226
Series 2021A, Rev., 4.00%, 7/15/2037 (d)	270	240
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC
Series 2022A, Rev., 5.00%, 11/1/2034	1,550	1,755
Series 2022A, Rev., 5.00%, 11/1/2035	1,875	2,108
Series 2022A, Rev., 5.00%, 11/1/2036	1,775	1,980
Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project
Series 2019A, Rev., 5.00%, 1/1/2025	1,800	1,728
Series 2019A, Rev., 5.00%, 1/1/2026	1,875	1,749
Series 2019A, Rev., 5.00%, 1/1/2027	1,850	1,661
Series 2019A, Rev., 5.00%, 1/1/2028	1,500	1,311
Series 2019A, Rev., 5.00%, 1/1/2029	660	560
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued
Series 2019A, Rev., 5.00%, 1/1/2030	3,670	3,027
Series 2019A, Rev., 4.00%, 1/1/2031	4,100	3,107
Series 2019A, Rev., 4.00%, 1/1/2032	4,265	3,093
Series 2019A, Rev., 4.00%, 1/1/2033	4,440	3,158
Series 2019A, Rev., 5.00%, 1/1/2034	1,770	1,332
Series 2019A, Rev., 5.00%, 1/1/2035	2,285	1,691
Series 2019A, Rev., 5.00%, 1/1/2036	1,835	1,327
Series 2019A, Rev., 5.00%, 1/1/2037	500	353
Series 2019A, Rev., 5.00%, 1/1/2038	500	352
Series 2019A, Rev., 4.25%, 1/1/2039	545	347
Series 2019A, Rev., 4.25%, 1/1/2040	1,320	825
Series 2019A, Rev., 5.00%, 1/1/2043	1,750	1,169
Arizona Industrial Development Authority, Macombs Facility Project Series 2021A, Rev., 4.00%, 7/1/2036	155	154
City of Phoenix Civic Improvement Corp., Senior Lien, Airport System Rev., AMT, 5.00%, 7/1/2037	1,000	1,053
City of Yuma, Arizona Utility System Rev., 4.00%, 7/1/2038	85	87
Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC - Arizona State University Project
Series 2018A, Rev., 5.00%, 7/1/2028	700	729
Series 2018A, Rev., 5.00%, 7/1/2029	1,300	1,353
Industrial Development Authority of the County of Pima (The), La Posada at Pusch Ridge Project Series 2022B-3, Rev., 5.13%, 11/15/2029 (d)	4,000	4,034
Industrial Development Authority of the County of Yavapai (The), Regional Medical Center Series 2013A, Rev., 5.25%, 8/1/2033	1,000	1,001
Maricopa County Industrial Development Authority, Banner Health Series A, Rev., 4.00%, 1/1/2041	1,650	1,653
Maricopa County Industrial Development Authority, Honorhealth Series 2019A, Rev., 5.00%, 9/1/2037	1,250	1,323
Maricopa County Industrial Development Authority, HonorHealth Series 2019A, Rev., 5.00%, 9/1/2034	1,000	1,071
Maricopa County Industrial Development Authority, Ottawa University
Rev., 5.00%, 10/1/2026 (d)	75	75
Rev., 5.13%, 10/1/2030 (d)	215	222
Maricopa County Industrial Development Authority, Valley Christian Schools Project Series 2023A, Rev., 6.00%, 7/1/2043 (d)	940	960
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	21

JPMorgan National Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Arizona — continued
Regional Public Transportation Authority, Transportation Excise Tax, Maricopa County Public Transportation Fund Rev., 5.25%, 7/1/2025	1,000	1,006
Salt River Project Agricultural Improvement and Power District, Arizona Electric System
Series 2017A, Rev., 5.00%, 1/1/2033	3,000	3,252
Series 2017A, Rev., 5.00%, 1/1/2034	6,000	6,503
Scottsdale Municipal Property Corp., Excise Tax Rev., 5.00%, 7/1/2026	1,570	1,647
Total Arizona		60,234
California — 9.8%
Arcadia Unified School District GO, 4.00%, 8/1/2038	9,385	9,457
California Community Choice Financing Authority, Clean Energy Project Series 2021B-1, Rev., 4.00%, 8/1/2031 (b)	39,435	39,635
California Community Housing Agency, Fountains at Emerald Park Series 2021A-2, Rev., 4.00%, 8/1/2046 (d)	2,940	2,536
California County Tobacco Securitization Agency, Los Angeles County Securitization Corp.
Series 2020A, Rev., 5.00%, 6/1/2024	350	351
Series 2020A, Rev., 5.00%, 6/1/2027	400	423
California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2026 (c)	3,000	3,068
California Health Facilities Financing Authority, Sutter Health Series 2016A, Rev., 3.25%, 11/15/2025 (c)	1,725	1,738
California Municipal Finance Authority, Community Medical Center
Series 2017A, Rev., 5.00%, 2/1/2028	900	939
Series 2017A, Rev., 5.00%, 2/1/2029	1,250	1,305
California Municipal Finance Authority, Linxs Apartments Project, Senior Lien Series 2018A, Rev., AMT, AGM, 3.25%, 12/31/2032	11,235	10,584
California Pollution Control Financing Authority, Poseidon Resources Channelside LP Desalination Project
Rev., AMT, 5.00%, 7/1/2036 (d)	1,095	1,179
Rev., AMT, 5.00%, 7/1/2037 (d)	1,100	1,177
Rev., AMT, 5.00%, 7/1/2038 (d)	1,000	1,064
Rev., AMT, 5.00%, 11/21/2045 (d)	1,000	1,036
California Public Finance Authority, Enso Village Project Series 2021B-3, Rev., 2.13%, 11/15/2027 (d)	1,470	1,463
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
California State Public Works Board Series C, Rev., 5.00%, 3/1/2032	3,025	3,216
Castaic Lake Water Agency, Capital Appreciation, Water System Improvement Project Series 1999A, COP, AMBAC, Zero Coupon, 8/1/2025	10,445	9,992
City of Los Angeles, Wastewater System Series 2013A, Rev., 5.00%, 6/1/2026	12,500	12,524
City of San Francisco, Public Utilities Commission Water Series A, Rev., 5.00%, 11/1/2035	1,500	1,591
CSCDA Community Improvement Authority, Essential Housing, Pasadena Portfolio Series 2021A-1, Rev., 2.65%, 12/1/2046 (d)	4,045	3,127
East Bay Municipal Utility District, Water System Series 2015B, Rev., 5.00%, 6/1/2024	45	45
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Series 2015A, Rev., 5.00%, 6/1/2025 (c)	4,000	4,107
Grossmont-Cuyamaca Community College District, Election of 2002 Series 2008C, GO, AGC, Zero Coupon, 8/1/2026	19,585	18,080
Menlo Park City School District, Capital Appreciation
GO, Zero Coupon, 7/1/2033	1,000	693
GO, Zero Coupon, 7/1/2036	1,150	691
GO, Zero Coupon, 7/1/2037	1,950	1,116
GO, Zero Coupon, 7/1/2041	1,250	591
Mountain View-Los Altos Union High School District, Election of 2010 Series C, GO, Zero Coupon, 8/1/2027	1,000	897
Plumas Unified School District, Election of 2016 Series B, GO, 5.00%, 8/1/2024	50	50
River Islands Public Financing Authority, Facilities District No. 2003 Series 2022A-1, AGM, 5.00%, 9/1/2042	1,000	1,095
San Diego County Regional Airport Authority Series 2021 B, Rev., AMT, 5.00%, 7/1/2051	5,180	5,373
San Jose Evergreen Community College District
Series C, GO, 4.00%, 9/1/2042	2,000	2,063
Series C, GO, 4.00%, 9/1/2045	1,250	1,274
Santa Clara County Financing Authority, Multiple Facilities Projects Series 2015P, Rev., 5.00%, 5/15/2029	8,400	8,651
Southern California Public Power Authority, Southern Transmission System Renewal Project Series 2023-1A, Rev., 5.25%, 7/1/2053	7,000	7,976
State of California, Various Purpose Series 2018A, GO, 5.00%, 8/1/2030	15,000	15,265
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
University of California Series 2013AL-3, Rev., VRDO, 3.65%, 3/1/2024 (b)	45,000	45,000
West Hills Community College District GO, AGM, 4.00%, 8/1/2037	1,650	1,727
Total California		221,099
Colorado — 5.7%
Boulder Valley School District No. Re-2 Boulder GO, 4.13%, 12/1/2046	3,660	3,710
Canyon Pines Metropolitan District Special Improvement District No. 1 Series 2021A-2, 3.75%, 12/1/2040	1,321	1,049
City and County of Denver, Airport System
Series 2022A, Rev., AMT, 5.50%, 11/15/2035	12,500	14,634
Series 2018A, Rev., AMT, 5.00%, 12/1/2035	18,390	19,489
Series 2022A, Rev., AMT, 5.00%, 11/15/2037	8,750	9,625
Series 2022A, Rev., AMT, 5.50%, 11/15/2038	15,000	17,161
Series 2022B, Rev., 5.00%, 11/15/2040	1,000	1,132
Series 2022B, Rev., 5.00%, 11/15/2041	1,220	1,374
Series 2022A, Rev., AMT, 5.50%, 11/15/2042	12,340	13,889
Clear Creek Transit Metropolitan District No. 2, Limited Tax
Series 2021A, GO, 5.00%, 12/1/2041	575	541
Series 2021A, GO, 5.00%, 12/1/2050	500	444
Colorado Educational and Cultural Facilities Authority, Global Village Academy Northglenn Project
Rev., 4.00%, 12/1/2030 (d)	595	548
Rev., 5.00%, 12/1/2040 (d)	555	503
Colorado Health Facilities Authority, Children's Hospital Colorado Project Series 2019A-2, Rev., 5.00%, 8/1/2039	1,225	1,297
Colorado Health Facilities Authority, CommonSpirit Health
Series 2019A-2, Rev., 5.00%, 8/1/2030	2,055	2,236
Series 2019A-2, Rev., 5.00%, 8/1/2031	1,000	1,087
Series 2019A-2, Rev., 5.00%, 8/1/2032	2,000	2,171
Colorado Health Facilities Authority, School Health System Series 2019A, Rev., 4.00%, 1/1/2037	2,605	2,670
Denver Health and Hospital Authority
Series 2019A, Rev., 5.00%, 12/1/2031	1,400	1,475
Series 2019A, Rev., 5.00%, 12/1/2032	3,500	3,692
Series 2019A, Rev., 4.00%, 12/1/2037	2,540	2,423
Dominion Water and Sanitation District
Rev., 5.00%, 12/1/2027	1,095	1,097
Rev., 5.25%, 12/1/2032	1,905	1,944
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued
Peak Metropolitan District No. 1
Series 2021A, GO, 4.00%, 12/1/2035 (d)	500	442
Series 2021A, GO, 5.00%, 12/1/2041 (d)	500	473
Series 2021A, GO, 5.00%, 12/1/2051 (d)	550	494
Raindance Metropolitan District No. 1, Non-Potable Water System Rev., 5.00%, 12/1/2040	750	744
Reunion Metropolitan District Series 2021A, Rev., 3.63%, 12/1/2044	480	369
Rocky Mountain Rail Park Metropolitan District, Limited Tax
Series 2021A, GO, 5.00%, 12/1/2031 (d)	750	669
Series 2021A, GO, 5.00%, 12/1/2041 (d)	750	527
State of Colorado Series 2021A, COP, 4.00%, 12/15/2039	3,100	3,184
State of Colorado Department of Transportation Headquarters Facilities, Headquarters Facilities Lease Purchase Agreement COP, 5.00%, 6/15/2041	1,500	1,540
Third Creek Metropolitan District No. 1, Limited Tax Series 2022A-1, GO, 4.75%, 12/1/2051	1,515	1,211
Verve Metropolitan District No. 1
GO, 5.75%, 12/1/2033	2,000	1,919
GO, 5.00%, 12/1/2036	500	439
GO, 5.00%, 12/1/2041	1,125	941
Waterview II Metropolitan District Series 2022A, GO, 5.00%, 12/1/2041	1,250	1,163
Windler Public Improvement Authority, Limited Tax
Series 2021 A-1, Rev., 4.00%, 12/1/2031	535	459
Series 2021A-1, Rev., 4.00%, 12/1/2036	7,500	5,575
Series 2021A-1, Rev., 4.00%, 12/1/2041	6,750	4,414
Total Colorado		128,754
Connecticut — 0.4%
City of Stamford, Water Pollution Control System and Facility
Series 2013A, Rev., 5.00%, 8/15/2024	100	100
Series 2013A, Rev., 5.00%, 8/15/2025	350	351
Series 2013A, Rev., 5.00%, 8/15/2029	300	300
Stamford Housing Authority, The Dogwoods Project Rev., BAN, 11.00%, 12/1/2027 (d)	7,150	6,944
State of Connecticut Series 2014A, GO, 4.00%, 4/9/2024	40	40
Steel Point Infrastructure Improvement District, Steelpointe Harbor Project Rev., 4.00%, 4/1/2036 (d)	485	433
Total Connecticut		8,168
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	23

JPMorgan National Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Delaware — 0.1%
Delaware State Economic Development Authority, Newark Charter School, Inc., Project Rev., 5.00%, 9/1/2040	1,550	1,610
District of Columbia — 1.3%
District of Columbia
Series 2015A, GO, 5.00%, 6/1/2031	5,000	5,125
Series 2015A, GO, 5.00%, 6/1/2036	11,475	11,714
Metropolitan Washington Airports Authority Aviation Series A, Rev., AMT, 5.00%, 10/1/2032	5,000	5,175
Washington Metropolitan Area Transit Authority Series 2017B, Rev., 5.00%, 7/1/2032	5,750	6,109
Total District of Columbia		28,123
Florida — 1.7%
Alachua County Health Facilities Authority, Shands Teaching Hospital and Clinic Series B-1, Rev., 5.00%, 12/1/2035	1,000	1,067
Capital Trust Agency, Inc., Legends Academy Project Series 2021A, Rev., 5.00%, 12/1/2045 (d)	1,445	1,127
City of Jacksonville, Health Care Facilities, Brooks Rehabilitation Project Rev., 4.00%, 11/1/2045	6,500	5,906
County of Miami-Dade Rev., Zero Coupon, 10/1/2040	5,000	2,491
County of Miami-Dade, Building Better Communities Program
Series 2016A, GO, 5.00%, 7/1/2033	2,835	2,949
Series 2016A, GO, 5.00%, 7/1/2034	5,355	5,564
Florida Development Finance Corp., Central Charter School Project Series 2022, Rev., 5.25%, 8/15/2037 (d)	350	341
Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects Series 2022A-1, Rev., 4.00%, 7/1/2031	170	171
Florida Development Finance Corp., Idea Florida, Inc., Jacksonville IV Project Rev., 5.25%, 6/15/2029 (d)	1,000	1,019
Lee County School Board (The) Series A, COP, 5.00%, 8/1/2042	6,725	7,453
Miami-Dade County Health Facilities Authority, Niklaus Children's Hospital Series 2021A, Rev., 4.00%, 8/1/2046	2,140	2,099
Middleton Community Development District A, City of Wildwood, Florida Special Assessment 5.85%, 5/1/2037	750	788
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued
State of Florida Department of Transportation Series 2023, Rev., 5.00%, 7/1/2039	4,735	5,347
Village Community Development District No. 15 4.85%, 5/1/2038 (d)	1,000	1,012
Total Florida		37,334
Georgia — 3.9%
Bartow County Development Authority, Georgia Power Co. Plant Series 2009-1, Rev., 3.95%, 3/8/2028 (b)	2,000	2,006
Brookhaven Urban Redevelopment Agency Series 2023A, Rev., 5.00%, 7/1/2039	1,415	1,643
Cherokee County Water and Sewer Authority Series 2023, Rev., 5.00%, 8/1/2039	375	434
City of Atlanta, Water and Wastewater Rev., 5.00%, 11/1/2029	2,110	2,159
County of DeKalb, Water and Sewerage Series 2006B, Rev., 5.25%, 10/1/2026	5,500	5,836
George L Smith II Congress Center Authority, Convention Center Hotel Second Series 2021B, Rev., 3.63%, 1/1/2031 (d)	1,170	1,074
Georgia Higher Education Facilities Authority, USG Real Estate Foundation II LLC Projects
Rev., 3.00%, 6/15/2032	1,175	1,122
Rev., 4.00%, 6/15/2037	1,500	1,535
Rev., 4.00%, 6/15/2039	1,785	1,808
Georgia Ports Authority Series 2022, Rev., 4.00%, 7/1/2040	4,000	4,126
Georgia State Road and Tollway Authority, Managed Lane System Series 2021A, Rev., GTD, 4.00%, 7/15/2039	2,000	2,082
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project Rev., 4.00%, 8/1/2037	495	486
Henry County, Water and Sewerage Authority Rev., AGM - CR, BHAC - CR, NATL - RE, 5.25%, 2/1/2028	5,000	5,491
Main Street Natural Gas, Inc., Gas Supply
Series 2021C, Rev., 4.00%, 12/1/2028 (b)	2,500	2,498
Series 2022B, Rev., 5.00%, 6/1/2029 (b)	28,490	29,941
Series 2023B, Rev., 5.00%, 3/1/2030 (b)	9,430	10,003
Series 2023A, Rev., 5.00%, 6/1/2030 (b)	1,175	1,237
Series 2024 A, Rev., 5.00%, 9/1/2031 (b)	10,690	11,433
Private Colleges and Universities Authority, Emory University Series 2013A, Rev., 5.00%, 10/1/2043	2,005	2,005
Total Georgia		86,919
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Idaho — 0.3%
Idaho Housing and Finance Association, Federal Highway Trust
Series 2015A, Rev., 5.00%, 7/15/2025	2,550	2,622
Series 2015A, Rev., 5.00%, 7/15/2026	4,800	5,033
Total Idaho		7,655
Illinois — 7.8%
Chicago Midway International Airport, Senior Lien
Series 2023A, Rev., AMT, 5.00%, 1/1/2029	3,315	3,561
Series 2023A, Rev., AMT, 5.00%, 1/1/2030	1,455	1,586
Series 2023A, Rev., AMT, 5.75%, 1/1/2048	1,000	1,121
City of Chicago, Waterworks, Second Lien
Rev., 5.00%, 11/1/2027	1,000	1,008
Series 2023B, Rev., AGM, 5.00%, 11/1/2039	3,160	3,540
City of Springfield, Electric System, Senior Lien Rev., AGM, 3.50%, 3/1/2030	3,500	3,508
Cook County Community Consolidated School District No. 15 Palatine GO, 4.00%, 12/1/2041	750	760
County of Cook, Sales Tax Rev., 5.00%, 11/15/2031	3,600	3,850
DuPage & Cook Counties, Community Unit School District No. 205 Elmhurst Series 2022, GO, 4.00%, 9/15/2042	1,060	1,066
Illinois Finance Authority, Clark-Lindsey Village Series 2022A, Rev., 5.13%, 6/1/2032	190	184
Illinois Finance Authority, Plymouth Place, Inc.
Series 2022B-2, Rev., 5.25%, 3/25/2024	415	413
Series 2022B-1, Rev., 6.00%, 11/15/2027	500	500
Illinois Finance Authority, Smith Crossing
Rev., 4.00%, 10/15/2026	465	443
Rev., 4.00%, 10/15/2027	485	455
Rev., 4.00%, 10/15/2028	320	296
Rev., 4.00%, 10/15/2029	900	820
Rev., 4.00%, 10/15/2030	625	561
Park Ridge Park District Series 2023B, GO, 4.00%, 12/1/2042	1,030	1,036
Sales Tax Securitization Corp.
Series 2018C, Rev., 5.50%, 1/1/2030	18,250	20,359
Series 2018C, Rev., 5.50%, 1/1/2031	3,540	3,934
Series 2018C, Rev., 5.50%, 1/1/2032	22,820	25,251
Series 2018C, Rev., 5.25%, 1/1/2034	13,520	14,798
Series 2018C, Rev., 5.25%, 1/1/2035	9,000	9,837
State of Illinois
Series 2018A, GO, 4.00%, 5/1/2024	50	50
Series 2017D, GO, 5.00%, 11/1/2024	15,715	15,868
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
GO, 5.00%, 2/1/2026	4,900	5,048
Series 2017D, GO, 5.00%, 11/1/2026	5,175	5,403
Series 2022B, GO, 5.00%, 10/1/2032	18,000	20,545
Series 2022A, GO, 5.00%, 3/1/2034	5,765	6,503
Series 2022A, GO, 5.00%, 3/1/2035	12,000	13,475
Series 2019C, GO, 4.00%, 11/1/2042	5,880	5,706
Series 2023B, GO, 5.50%, 5/1/2047	1,125	1,233
State of Illinois, Sales Tax Series 2016D, Rev., 5.00%, 6/15/2024	40	40
Village of Bolingbrook, Will and Dupage Counties, Special Service Areas Numbers 2001-1, 2001-2, 2001-3, and 2002-1 Rev., AGM, 4.00%, 3/1/2028	995	1,022
Will County Community Unit School District No. 365-U Valley View GO, 3.00%, 7/1/2036	1,700	1,605
Total Illinois		175,385
Indiana — 1.6%
City of Goshen, Multi-Family, Green Oaks of Goshen Project Series 2021A, Rev., 5.00%, 8/1/2041 (d)	750	611
City of Jeffersonville, Vivera Senior Living of Jeffersonville Project Series 2020A, Rev., 5.25%, 11/1/2040 (d)	4,560	3,663
City of Rockport, Indiana Michigan Power Co. Project Series 2009A, Rev., 3.05%, 6/1/2025	11,600	11,484
City of Valparaiso Rev., 5.38%, 12/1/2041 (d)	1,550	1,217
Indiana Finance Authority, CHF- Tippecanoe LLC- Student Housing Project
Series 2023A, Rev., 5.00%, 6/1/2038	400	429
Series 2023A, Rev., 5.00%, 6/1/2053	210	217
Indiana Finance Authority, DePauw University
Series 2022A, Rev., 5.00%, 7/1/2029	1,395	1,484
Series 2022A, Rev., 5.00%, 7/1/2030	1,400	1,502
Series 2022A, Rev., 5.00%, 7/1/2031	1,530	1,653
Series 2022A, Rev., 5.00%, 7/1/2032	1,625	1,767
Indiana Finance Authority, Goshen Health
Series 2019A, Rev., 4.00%, 11/1/2036	230	224
Series 2019A, Rev., 4.00%, 11/1/2037	335	326
Series 2019A, Rev., 4.00%, 11/1/2038	340	329
Series 2019A, Rev., 4.00%, 11/1/2039	355	341
Indiana Housing and Community Development Authority, Vita of Marion Project
Series 2021B, Rev., 4.00%, 4/1/2024	500	499
Series 2021A, Rev., 5.25%, 4/1/2041 (d)	1,875	1,517
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	25

JPMorgan National Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Indiana — continued
Indiana Housing and Community Development Authority, Vita of New Whiteland Project Rev., 6.75%, 1/1/2043	5,000	5,003
Whitley County Multi School Building Corp., Ad Valorem Property Tax Rev., 5.00%, 7/15/2038	3,200	3,449
Total Indiana		35,715
Iowa — 0.0% ^
Iowa Finance Authority, Senior Living Facility, Sunrise Retirement Community Project
Rev., 4.00%, 9/1/2025	115	112
Rev., 5.00%, 9/1/2026	85	83
Rev., 5.00%, 9/1/2028	200	191
Rev., 5.00%, 9/1/2030	110	102
Rev., 5.00%, 9/1/2031	100	92
Rev., 5.00%, 9/1/2036	440	383
Total Iowa		963
Kansas — 0.2%
City of Topeka, Kansas Health Care Facilities
Series 2022B, Rev., 5.13%, 12/1/2026	250	250
Series 2022A, Rev., 5.75%, 12/1/2033	475	479
Johnson and Miami Counties Unified School District No. 230 Spring Hills Series 2018A, GO, 4.00%, 9/1/2033	2,965	3,051
Wyandotte County Unified School District No. 203 Piper Series 2018A, GO, 5.00%, 9/1/2039	1,240	1,317
Total Kansas		5,097
Kentucky — 1.4%
County of Boone, Duke Energy Kentucky, Inc. Series 2008A, Rev., 3.70%, 8/1/2027	5,220	5,163
County of Carroll, Kentucky Environmental Facilities
Series 2008A, Rev., AMT, 2.00%, 2/1/2032	11,025	9,197
Series 2006B, Rev., AMT, 2.13%, 10/1/2034	7,440	5,979
Kentucky Economic Development Finance Authority, Baptist Healthcare System Obligated Group Series 2017B, Rev., 5.00%, 8/15/2028	2,885	3,053
Kentucky Economic Development Finance Authority, CommonSpirit Health Obligated Group
Series 2019A-1, Rev., 5.00%, 8/1/2031	1,250	1,359
Series 2019A-1, Rev., 5.00%, 8/1/2032	1,000	1,086
Kentucky Economic Development Finance Authority, Owensboro Health, Inc.
Series 2017A, Rev., AGM, 4.00%, 6/1/2037	1,750	1,759
Series 2017A, Rev., 5.00%, 6/1/2037	2,795	2,857
Total Kentucky		30,453
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Louisiana — 0.2%
City of Shreveport, Water and Sewer, Junior Lien Series 2018C, Rev., 5.00%, 12/1/2029	1,500	1,604
Louisiana Public Facilities Authority, Lincoln Preparatory School Project
Series 2021A, Rev., 5.00%, 6/1/2031 (d)	450	436
Series 2021A, Rev., 5.00%, 6/1/2041 (d)	525	455
Louisiana Public Facilities Authority, Materra Campus Project Series 2021C, Rev., 4.00%, 6/1/2031 (d)	245	228
Louisiana Public Facilities Authority, Mentorship Steam Academy Project
Series 2021A, Rev., 5.00%, 6/1/2036 (d)	385	347
Series 2021A, Rev., 5.00%, 6/1/2042 (d)	440	376
Series 2021A, Rev., 5.00%, 6/1/2051 (d)	705	572
Louisiana State University and Agricultural and Mechanical College, Auxiliary Facilities System Rev., 3.75%, 7/1/2024 (c)	75	75
Total Louisiana		4,093
Maryland — 2.0%
City of Baltimore, Consolidated Public Improvement Series 2017B, GO, 5.00%, 10/15/2027	2,000	2,167
City of Baltimore, Wastewater Projects Series 2017A, Rev., 5.00%, 7/1/2041	13,845	14,283
Maryland Health and Higher Educational Facilities Authority, Frederick Health System Issue Rev., 4.00%, 7/1/2050	1,295	1,196
Maryland Health and Higher Educational Facilities Authority, Lifebridge Health Issue
Rev., 4.00%, 7/1/2035	1,000	1,011
Rev., 4.00%, 7/1/2036	1,000	1,008
Maryland Health and Higher Educational Facilities Authority, Medstar Health Issue Series 2017A, Rev., 5.00%, 5/15/2045	1,205	1,225
Washington Suburban Sanitary Commission
Rev., GTD, 4.00%, 6/1/2045	13,035	13,049
Rev., GTD, 4.00%, 6/1/2048	10,870	10,812
Total Maryland		44,751
Massachusetts — 1.8%
City of Lawrence, State Qualified Municipal Purpose Loan of 2022 Bonds GO, 4.00%, 6/1/2036	1,215	1,307
City of Lowell Series 2023, GO, 4.25%, 9/1/2048	1,350	1,363
Commonwealth of Massachusetts Series A, GO, 5.00%, 7/1/2036	3,535	3,625
Commonwealth of Massachusetts, Consolidated Loan Series E, GO, AMBAC, 5.00%, 11/1/2025	5,000	5,173
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Massachusetts — continued
Commonwealth of Massachusetts, Consolidated Loan of 2016 Series 2016J, GO, 4.00%, 12/1/2039	13,125	13,154
Massachusetts Bay Transportation Authority Assessment Series 2006A, Rev., 5.25%, 7/1/2025	2,250	2,318
Massachusetts Bay Transportation Authority, Sales Tax Series 2006A, Rev., 5.25%, 7/1/2029	5,000	5,707
Massachusetts Development Finance Agency, Boston Medical Center Issue Series 2023G, Rev., 4.38%, 7/1/2052	1,200	1,191
Massachusetts Development Finance Agency, Salem Community Corp. Rev., 5.13%, 1/1/2040	410	378
Massachusetts Health and Educational Facilities Authority, Massachusetts Institute of Technology Series M, Rev., 5.25%, 7/1/2025	4,070	4,196
Massachusetts Water Resources Authority Series B, Rev., AGM, 5.25%, 8/1/2024	3,110	3,137
Total Massachusetts		41,549
Michigan — 1.0%
City of Detroit, Unlimited Tax Series 2021A, GO, 5.00%, 4/1/2037	475	499
Grand Rapids Public Schools, Unlimited Tax GO, AGM, 5.00%, 11/1/2037	1,750	1,891
Michigan Finance Authority, Henry Ford Health System Rev., 4.00%, 11/15/2036	1,900	1,866
Michigan Finance Authority, Trinity Health Credit Group
Series 2016MI, Rev., 5.00%, 12/1/2035	4,600	4,761
Series 2013MI-4, Rev., 4.00%, 12/1/2038	1,000	1,009
Michigan Strategic Fund, Graphic Packaging International, LLC Coated Recycled Board Machine Project Rev., AMT, 4.00%, 10/1/2026 (b)	1,125	1,127
State of Michigan Trunk Line Series 2020B, Rev., 4.00%, 11/15/2039	5,280	5,454
State of Michigan, Environmental Program Series 2014A, GO, 5.00%, 12/1/2028	4,300	4,352
West Ottawa Public Schools, Unlimited Tax GO, AGM, 4.00%, 11/1/2039	1,055	1,081
Total Michigan		22,040
Minnesota — 0.4%
City of Minneapolis, Health Care System, Fairview Health Services
Series 2018A, Rev., 4.00%, 11/15/2037	6,230	6,052
Series 2018A, Rev., 4.00%, 11/15/2038	750	721
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Minnesota — continued
Series 2018A, Rev., 4.00%, 11/15/2048	2,000	1,779
Series 2018A, Rev., 5.00%, 11/15/2049	1,000	1,008
Total Minnesota		9,560
Mississippi — 1.8%
State of Mississippi
Series 2018A, GO, 4.00%, 11/1/2026 (c)	5,030	5,195
Series 2018A, GO, 5.00%, 11/1/2026 (c)	11,595	12,272
Series 2018A, GO, 4.00%, 11/1/2038	21,155	21,284
State of Mississippi, Gaming Tax Series 2019A, Rev., 5.00%, 10/15/2025	2,250	2,305
Total Mississippi		41,056
Missouri — 0.6%
Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects
Series 2019C, Rev., 4.00%, 2/1/2030	1,500	1,454
Series 2016B, Rev., 5.00%, 2/1/2035	1,000	1,004
Series 2019A, Rev., 5.00%, 2/1/2042	1,000	977
Health and Educational Facilities Authority of the State of Missouri, Wright Memorial Hospital
Rev., 5.00%, 9/1/2024	300	301
Rev., 5.00%, 9/1/2028	1,355	1,391
Rev., 5.00%, 9/1/2031	100	103
Kansas City Industrial Development Authority, Airport Terminal Modernization Project Series 2019 B, Rev., AMT, 5.00%, 3/1/2039	4,710	4,884
Kansas City Industrial Development Authority, City International Airport Terminal Modernization Project Series 2019B, Rev., AMT, 5.00%, 3/1/2034	1,800	1,909
Metropolitan St. Louis Sewer District, Wastewater System Improvement Series 2015B, Rev., 5.00%, 5/1/2035	2,125	2,170
Total Missouri		14,193
Montana — 0.1%
County of Gallatin, Bozeman Fiber Project Series 2021A, Rev., 4.00%, 10/15/2032 (d)	2,000	1,866
Nebraska — 0.7%
Central Plains Energy Project, Gas Project No. 5 Series 2022-1, Rev., 5.00%, 10/1/2029 (b)	2,500	2,624
Douglas County School District No. 001, Omaha Public GO, 4.00%, 12/15/2041	10,000	10,035
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	27

JPMorgan National Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Nebraska — continued
Nebraska Educational Health Cultural and Social Services Finance Authority, Immanuel Retirement Communities Obligated Group
Series 2019A, Rev., 4.00%, 1/1/2034	1,000	1,030
Series 2019A, Rev., 4.00%, 1/1/2036	1,250	1,277
Series 2019A, Rev., 4.00%, 1/1/2037	1,000	1,014
Total Nebraska		15,980
Nevada — 1.4%
Clark County School District, Limited Tax Series 2020A, GO, AGM, 4.00%, 6/15/2039	1,215	1,235
Clark County Water Reclamation District
Series 2023, GO, 5.00%, 7/1/2040	11,105	12,535
Series 2023, GO, 5.00%, 7/1/2041	5,000	5,598
Series 2023, GO, 5.00%, 7/1/2053	10,000	10,840
Nye County School District Series 2023, GO, PSF-GTD, 5.00%, 5/1/2035	1,360	1,609
Total Nevada		31,817
New Hampshire — 0.2%
New Hampshire Business Finance Authority, University of Nevada Reno Project Series 2023A, Rev., 5.25%, 6/1/2051	4,000	4,386
New Jersey — 2.7%
New Jersey Economic Development Authority, School Facilities Construction
Series 2019LLL, Rev., 5.00%, 6/15/2034	1,000	1,107
Series 2018EEE, Rev., 5.00%, 6/15/2043	1,255	1,314
New Jersey Economic Development Authority, Transit Transportation Project Series 2020A, Rev., 4.00%, 11/1/2038	3,250	3,319
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement
Series 2018A, Rev., 5.00%, 6/15/2030	9,585	9,989
Series A, Rev., 5.00%, 6/15/2031	11,500	11,969
New Jersey Transportation Trust Fund Authority, Transportation Program
Series 2019BB, Rev., 5.00%, 6/15/2032	2,000	2,181
Series 2020AA, Rev., 4.00%, 6/15/2036	2,750	2,861
Series 2022A, Rev., 4.00%, 6/15/2042	3,000	3,004
Tobacco Settlement Financing Corp.
Series 2018A, Rev., 5.00%, 6/1/2024	7,645	7,671
Series 2018A, Rev., 5.00%, 6/1/2026	6,300	6,537
Series 2018 A, Rev., 5.00%, 6/1/2027	8,005	8,458
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued
Series 2018A, Rev., 4.00%, 6/1/2037	1,000	1,016
Township of North Brunswick, General Improvement GO, 4.00%, 7/1/2039	1,540	1,597
Total New Jersey		61,023
New Mexico — 0.1%
Albuquerque Municipal School District No. 12, School Building GO, 5.00%, 8/1/2035	1,980	2,147
County of Bernalillo Series 1996B, Rev., NATL - RE - IBC, 5.70%, 4/1/2027	670	702
Total New Mexico		2,849
New York — 16.9%
Build NYC Resource Corp., Global Community Charter School Series 2022A, Rev., 4.00%, 6/15/2032	135	133
Build NYC Resource Corp., Grand Concourse Academy Charter School
Series 2022A, Rev., 5.00%, 7/1/2042	300	307
Series 2022A, Rev., 5.00%, 7/1/2052	350	351
City of New York, Fiscal Year 2018 Series 2018B-1, GO, 4.00%, 10/1/2041	6,450	6,459
City of New York, Fiscal Year 2024 Series 2024A, GO, 4.13%, 8/1/2053	2,000	1,966
Long Island Power Authority, Electric System
Series 2018, Rev., 5.00%, 9/1/2034	5,000	5,452
Series 2018, Rev., 5.00%, 9/1/2035	3,000	3,260
Metropolitan Transportation Authority
Series C-1, Rev., 5.25%, 11/15/2029	6,000	6,185
Series 2017C-1, Rev., 5.00%, 11/15/2030	4,885	5,253
Monroe County Industrial Development Corp., Academy of Health Sciences Charter School Project
Series 2022A, Rev., 5.00%, 7/1/2032 (d)	250	251
Series 2022A, Rev., 5.63%, 7/1/2042 (d)	1,385	1,379
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2017 Series 2017EE, Rev., 5.00%, 6/15/2036	5,000	5,317
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2020
Series 2020CC-1, Rev., 4.00%, 6/15/2038	14,705	15,078
Series 2020CC-2, Rev., 4.00%, 6/15/2042	5,000	5,044
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2022 Series 2022, Subseries BB-1, Rev., 4.00%, 6/15/2045	17,765	17,766
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2019 Series 2019 S-2A, Rev., 4.00%, 7/15/2037	5,000	5,093
New York City Transitional Finance Authority, Future Tax Secured Series C, Rev., 5.00%, 11/1/2033	6,500	6,913
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017
Series 2017 E1, Rev., 5.00%, 2/1/2035	3,000	3,171
Series B, Rev., 5.00%, 8/1/2036	6,445	6,722
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Series 2019 A-1, Rev., 5.00%, 8/1/2040	2,100	2,235
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2020 Series 2020B-1, Rev., 4.00%, 11/1/2038	3,770	3,865
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2021 Series 2021-A, Rev., 4.00%, 11/1/2038	10,575	10,862
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2022
Series 2022B, Subseries B-1, Rev., 4.00%, 8/1/2045	3,700	3,635
Series 2022C, Subseries C-1, Rev., 4.00%, 2/1/2047	7,750	7,562
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2024
Series 2024F, Subseries F-1, Rev., 5.25%, 2/1/2053	1,000	1,104
Series 2024F, Subseries F-1, Rev., 4.25%, 2/1/2054	2,000	1,962
New York Convention Center Development Corp., Subordinate Lien, Hotel Unit Fee Secured
Series B, Rev., Zero Coupon, 11/15/2032	2,000	1,432
Series B, Rev., Zero Coupon, 11/15/2033	2,150	1,472
Series B, Rev., AGM - CR, Zero Coupon, 11/15/2049	9,315	2,639
New York Liberty Development Corp., Secured by Port Authority
Series 1WTC-2021, Rev., AGM - CR, 3.00%, 2/15/2042	3,345	2,902
Series 1WTC-2021, Rev., 2.75%, 2/15/2044	2,000	1,532
New York Liberty Development Corp., World Trade Centre Series 1WTC-2021, Rev., 2.25%, 2/15/2041	4,500	3,357
New York Power Authority, Green Transmission Project
Series 2023 A, Rev., AGM, 5.00%, 11/15/2053	3,000	3,303
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Series 2023 A, Rev., AGM, 5.13%, 11/15/2058	3,250	3,592
New York State Dormitory Authority, New York University Series 2016A, Rev., 4.00%, 7/1/2043	3,500	3,454
New York State Dormitory Authority, Personal Income Tax Series 2019D, Rev., 4.00%, 2/15/2047	1,500	1,469
New York State Dormitory Authority, State Personal Income Tax, General Purpose
Series 2014C, Rev., 5.00%, 3/15/2033	20,000	20,024
Series 2021 E, Rev., 4.00%, 3/15/2042	7,000	7,050
Series 2020A, Rev., 4.00%, 3/15/2047	18,070	17,692
New York State Dormitory Authority, State Sales Tax
Series 2018C, Rev., 5.00%, 3/15/2036	8,020	8,621
Series 2018E, Rev., 5.00%, 3/15/2038	2,000	2,148
Series 2015B, Rev., 5.00%, 3/15/2039	2,505	2,550
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects - Second Resolution Series 2021A, Rev., 4.00%, 6/15/2038	7,515	7,755
New York State Environmental Facilities Corp., State Revolving Funds, Master Financing Program Series 2014B, Rev., 5.00%, 5/15/2027	3,130	3,139
New York State Thruway Authority Series O, Rev., 4.00%, 1/1/2043	3,900	3,862
New York State Thruway Authority, Personal Income Tax Series 2022 A, Rev., 5.00%, 3/15/2042	12,000	13,448
New York State Urban Development Corp., State Sales Tax
Series 2019A, Rev., 5.00%, 3/15/2039	13,555	14,831
Series 2019 A, Rev., 4.00%, 3/15/2042	10,080	10,107
Series 2021A, Rev., 4.00%, 3/15/2046	2,000	1,971
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project
Series 2018, Rev., AMT, 5.00%, 1/1/2025	5,000	5,038
Rev., AMT, 5.00%, 1/1/2029	1,400	1,447
Series 2018, Rev., AMT, 5.00%, 1/1/2031	3,500	3,615
Rev., AMT, 5.00%, 1/1/2034	9,885	10,205
Rev., AMT, 5.00%, 10/1/2035	3,920	4,130
Rev., AMT, 5.00%, 10/1/2040	5,350	5,513
Rev., AMT, 4.38%, 10/1/2045	1,690	1,661
New York Transportation Development Corp., JFK International Airport New Terminal One Project
Series 2023, Rev., AMT, AGM, 5.50%, 6/30/2042	1,750	1,936
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	29

JPMorgan National Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Series 2023, Rev., AMT, AGM, 5.50%, 6/30/2043	2,250	2,479
Series 2023, Rev., AMT, AGM, 5.50%, 6/30/2044	2,250	2,473
Series 2023, Rev., AMT, AGM, 5.00%, 6/30/2049	2,500	2,623
Port Authority of New York and New Jersey, Consolidated
Series 223, Rev., AMT, 4.00%, 7/15/2039	2,975	2,952
Series 242, Rev., AMT, 5.00%, 12/1/2043	5,000	5,422
Series 93, Rev., 6.13%, 6/1/2094	12,000	12,048
Triborough Bridge and Tunnel Authority Series 2018D, Rev., 4.00%, 11/15/2038	4,000	4,089
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series 2012B, Rev., Zero Coupon, 11/15/2032	8,860	6,445
Utility Debt Securitization Authority
Series 2013TE, Rev., 5.00%, 3/14/2024	4,250	4,252
Rev., 5.00%, 12/15/2037	5,250	5,417
Utility Debt Securitization Authority, Federally Tax-Exempt Series 2013TE, Rev., 5.00%, 3/14/2024	3,500	3,502
Westchester County Local Development Corp., Kendal on Hudson Project
Series 2022B, Rev., 5.00%, 1/1/2037	260	269
Series 2022B, Rev., 5.00%, 1/1/2041	250	255
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project
Series 2021D, Rev., 2.88%, 4/1/2024 (d)	3,765	3,723
Series 2021C-EFRB, Rev., 3.20%, 7/1/2028 (d)	13,350	13,079
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc., Project Series 2021A, Rev., 5.00%, 7/1/2041 (d)	10,450	10,295
Westchester County Local Development Corp., The Bethel Methodist Home D/B/A, The Knolls Project Series 2020A, Rev., 5.00%, 7/1/2040	1,000	840
Total New York		379,383
North Carolina — 0.9%
County of Wake Series 2023B, Rev., 5.00%, 4/1/2038	1,865	2,160
State of North Carolina Rev., 5.00%, 3/1/2033	15,345	16,971
Total North Carolina		19,131
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — 2.1%
Buckeye Tobacco Settlement Financing Authority
Series 2020A-2, Rev., 4.00%, 6/1/2038	4,000	4,041
Series 2020B-2, Rev., 5.00%, 6/1/2055	5,000	4,764
County of Franklin, Health Care Facilities, Ohio Living Communities
Series 2020B, Rev., 4.00%, 7/1/2028	225	217
Series 2020B, Rev., 4.00%, 7/1/2029	265	254
Series 2020B, Rev., 4.00%, 7/1/2030	875	833
Series 2020B, Rev., 4.00%, 7/1/2031	925	874
Series 2020B, Rev., 4.00%, 7/1/2033	385	358
Series 2020B, Rev., 4.00%, 7/1/2034	475	438
Series 2020B, Rev., 4.00%, 7/1/2035	365	334
Series 2020B, Rev., 5.00%, 7/1/2040	5,290	5,062
Jefferson County Port Authority, JSW Steel USA Ohio, Inc., Project Series 2023, Rev., 5.00%, 12/1/2028 (b) (d)	9,105	9,244
Ohio Water Development Authority, Water Pollution Control Loan Fund Series 2019A, Rev., 5.00%, 6/1/2029	16,390	18,287
State of Ohio Series 2021E, Rev., 4.00%, 1/15/2038	1,700	1,714
Total Ohio		46,420
Oklahoma — 0.1%
Oklahoma Capitol Improvement Authority Series 2014C, Rev., 5.00%, 7/1/2024	25	25
Oklahoma Development Finance Authority, Health System, OU Medicine Project Series 2018B, Rev., 5.00%, 8/15/2025	800	799
Oklahoma Turnpike Authority, Turnpike System, Second Senior Series 2017A, Rev., 5.00%, 1/1/2038	2,000	2,047
Total Oklahoma		2,871
Oregon — 0.1%
Multnomah County School District No. 40
Series A, GO, Zero Coupon, 6/15/2034	1,250	869
Series A, GO, Zero Coupon, 6/15/2036	1,000	622
Union County Hospital Facility Authority, Grande Ronde Hospital, Inc. Series 2022, Rev., 5.00%, 7/1/2047	1,000	1,006
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Oregon — continued
Washington and Multnomah Counties School District No. 48J Beaverton Series B, GO, 5.00%, 6/15/2024 (c)	105	105
Yamhill County Hospital Authority, Friendsview, Tax Exempt Series 2021A, Rev., 5.00%, 11/15/2051	550	433
Total Oregon		3,035
Pennsylvania — 2.9%
Allegheny County Airport Authority, Pittsburgh International Airport Series 2023A, Rev., AMT, AGM, 5.50%, 1/1/2053	1,000	1,092
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group
Series 2018A, Rev., 5.00%, 4/1/2028	7,000	7,455
Series 2018A, Rev., 5.00%, 4/1/2030	5,000	5,311
Series 2018A, Rev., 5.00%, 4/1/2031	3,800	4,029
Commonwealth Financing Authority, Tobacco Master Settlement Payment
Rev., 5.00%, 6/1/2025	1,875	1,909
Rev., 5.00%, 6/1/2026	1,120	1,161
Rev., 5.00%, 6/1/2027	1,500	1,582
Rev., 5.00%, 6/1/2028	2,620	2,811
Rev., 5.00%, 6/1/2029	1,120	1,203
Commonwealth of Pennsylvania Series 1, GO, 4.00%, 3/19/2024	5,000	5,001
DuBois Hospital Authority, Penn Highlands Healthcare
Rev., 5.00%, 7/15/2029	1,700	1,785
Rev., 5.00%, 7/15/2030	2,000	2,091
Rev., 5.00%, 7/15/2031	1,450	1,510
Rev., 5.00%, 7/15/2032	1,525	1,588
Rev., 5.00%, 7/15/2034	1,675	1,742
Erie City Water Authority Series 2019B, Rev., AGM, 5.00%, 12/1/2032	1,235	1,382
Lancaster County Hospital Authority, Health Center, Masonic Villages Project Series 2015, Rev., 5.00%, 11/1/2028	1,215	1,232
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 4.00%, 9/1/2038	2,950	2,967
Montgomery County Industrial Development Authority, Acts Retirement-Life Communities, Inc., Obligated Group Series 2020C, Rev., 4.00%, 11/15/2043	300	279
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
Montgomery County Industrial Development Authority, Waverly Heights Ltd., Project
Rev., 4.00%, 12/1/2027	200	201
Rev., 4.00%, 12/1/2030	300	303
Rev., 4.00%, 12/1/2031	300	303
Rev., 4.00%, 12/1/2033	400	403
Pennsylvania Economic Development Financing Authority, Junior Guaranteed, Capitol Region Parking System Series 2024 B, Rev., GTD, 4.38%, 7/1/2053 (e)	2,500	2,425
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges Rev., AMT, AGM, 5.00%, 12/31/2057	5,645	5,945
Pennsylvania Turnpike Commission, Subordinate
Series 2021B, Rev., 4.00%, 12/1/2038	1,500	1,538
Series 2021B, Rev., 4.00%, 12/1/2039	2,250	2,297
Series 2023, Rev., 5.00%, 12/1/2040	1,000	1,120
Philadelphia Authority for Industrial Development, Holy Family University Project Series 2023, Rev., 5.50%, 9/1/2037	2,135	2,391
School District of the City of Erie (The), Limited Tax Series 2019A, GO, AGM, 4.00%, 4/1/2033	1,150	1,194
Wilkes-Barre Area School District GO, 3.75%, 4/15/2044	1,500	1,418
Total Pennsylvania		65,668
Puerto Rico — 0.5%
Puerto Rico Public Finance Corp. Series 2001E, Rev., AGC - ICC, AGM - CR, 6.00%, 8/1/2026 (c)	10,000	10,729
Tennessee — 7.0%
Knox County Health Educational and Housing Facility Board, East Tennessee Children's Hospital Rev., 4.00%, 11/15/2043	6,145	5,860
Metropolitan Government Nashville and Davidson County, Health and Educational Facilities Board, Belmont University Series 2023, Rev., 5.00%, 5/1/2036	500	564
Metropolitan Government of Nashville and Davidson County
GO, 5.00%, 7/1/2031	10,000	10,954
GO, 4.00%, 7/1/2036	24,290	25,018
GO, 4.00%, 7/1/2037	16,205	16,577
Metropolitan Nashville Airport Authority (The)
Series 2022B, Rev., AMT, 5.50%, 7/1/2037	1,500	1,720
Series 2022B, Rev., AMT, 5.50%, 7/1/2039	2,300	2,610
Series 2022B, Rev., AMT, 5.50%, 7/1/2040	2,000	2,256
Series 2022B, Rev., AMT, 5.50%, 7/1/2041	1,875	2,105
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	31

JPMorgan National Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Tennessee — continued
Series 2022B, Rev., AMT, 5.50%, 7/1/2042	2,000	2,237
Series 2022B, Rev., AMT, 5.25%, 7/1/2047	9,470	10,183
Metropolitan Nashville Airport Authority (The), Subordinate Airport
Series 2019A, Rev., 5.00%, 7/1/2049	1,680	1,773
Series 2019B, Rev., AMT, 4.00%, 7/1/2054	1,550	1,407
Series 2019B, Rev., AMT, 5.00%, 7/1/2054	5,000	5,160
Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project
Series 2019A, Rev., 5.75%, 10/1/2049	2,420	1,763
Series 2019A, Rev., 5.75%, 10/1/2054	4,280	3,028
Series 2019A, Rev., 5.75%, 10/1/2059	1,240	862
Tennergy Corp., Gas Supply Series 2021 A, Rev., 4.00%, 9/1/2028 (b)	10,300	10,330
Tennessee Energy Acquisition Corp., Gas Project
Series 2018, Rev., 4.00%, 11/1/2025 (b)	33,150	33,250
Series 2006B, Rev., 5.63%, 9/1/2026	5,000	5,090
Series 2023A-1, Rev., 5.00%, 5/1/2028 (b)	14,065	14,546
Total Tennessee		157,293
Texas — 5.1%
Aledo Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2048	2,375	2,577
Arlington Higher Education Finance Corp.
Series 2021A, Rev., 5.00%, 8/15/2026	190	192
Series 2021A, Rev., 5.00%, 8/15/2027	105	107
Series 2021A, Rev., 5.00%, 8/15/2028	35	36
Series 2021A, Rev., 4.00%, 8/15/2029	40	39
Series 2021A, Rev., 4.00%, 8/15/2030	45	43
Series 2021A, Rev., 4.00%, 8/15/2031	45	43
Austin Independent School District, Unlimited Tax Series 2023, GO, 5.00%, 8/1/2040	3,000	3,406
Barbers Hill Independent School District, Unlimited Tax Series 2022, GO, PSF-GTD, 5.00%, 2/15/2042	4,525	4,996
Central Texas Regional Mobility Authority, Senior Lien
Series 2021B, Rev., 4.00%, 1/1/2040	1,000	1,006
Series 2021B, Rev., 4.00%, 1/1/2041	1,000	1,003
City of Dallas Housing Finance Corp., Rosemont at Ash Creek Apartments Series 2023, Rev., FHA, 5.00%, 12/1/2025 (b)	1,375	1,405
City of Houston, Combined Utility System, Junior Lien Series 2002A, Rev., AGM, 5.75%, 12/1/2032 (c)	2,000	2,505
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
City of Mesquite, Combination tax GO, 4.13%, 2/15/2040	1,665	1,718
Clifton Higher Education Finance Corp., Idea Public Schools Series 2019, Rev., PSF-GTD, 4.00%, 8/15/2037	1,860	1,900
Clifton Higher Education Finance Corp., Yes Prep Public School, Inc. Series 2023, Rev., PSF-GTD, 4.25%, 4/1/2048	1,520	1,514
Coastal Water Authority, City of Houston Projects Rev., 5.00%, 12/15/2025	5,115	5,121
County of Harris Series 2023A, GO, 5.00%, 9/15/2048	1,950	2,138
County of Harris, Unlimited Tax Series 2023A, GO, 4.25%, 9/15/2048	2,000	2,006
Dallas Area Rapid Transit, Sales Tax, Senior Lien Series 2016A, Rev., 5.00%, 12/1/2025 (c)	9,905	10,250
Denison Independent School District, Unlimited Tax Series 2023, GO, PSF-GTD, 4.00%, 8/1/2045	2,865	2,841
Houston Independent School District, Maintenance Tax Notes GO, 5.00%, 7/15/2031	9,700	10,590
Hutto Independent School District, Unlimited Tax Series 2023, GO, PSF-GTD, 5.00%, 8/1/2053	3,000	3,261
Kermit Independent School District, Unlimited Tax Series 2023, GO, PSF-GTD, 5.00%, 2/15/2048	3,500	3,821
Lamar Consolidated Independent School District, Unlimited Tax Series 2023 A, GO, PSF-GTD, 5.00%, 2/15/2053	5,000	5,418
New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project Rev., 4.00%, 1/1/2037	525	412
North Texas Tollway Authority, First Tier Series 2020A, Rev., 4.00%, 1/2/2038	5,000	5,110
North Texas Tollway Authority, Second Tier Series B, Rev., 5.00%, 1/1/2030	1,100	1,137
Permanent University Fund - Texas A&M University System Series 2009A, Rev., 5.25%, 7/1/2028	2,015	2,069
Plano Independent School District, Unlimited Tax GO, 5.00%, 2/15/2041	3,900	4,369
Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, MRC Stevenson Oaks Project
Series 2020B-1, Rev., 4.00%, 11/15/2027	12,705	12,144
Series 2020A, Rev., 6.25%, 11/15/2031	500	486
Series 2020A, Rev., 6.63%, 11/15/2041	2,545	2,414
Texas Municipal Gas Acquisition & Supply Corp. IV Series 2023B, Rev., 5.50%, 1/1/2034 (b)	5,000	5,552
Texas Water Development Board Series 2023 A, Rev., 5.00%, 10/15/2058	3,000	3,264
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Texas Water Development Board, State Water Implementation Fund Series 2018 B, Rev., 5.00%, 4/15/2030	7,000	7,738
Trinity River Authority of Texas, Livingston Regional Water Supply System Project Series 2023, Rev., 5.00%, 8/1/2038	1,220	1,394
Total Texas		114,025
Utah — 1.8%
County of Utah, IHC Health Services, Inc. Series 2018C, Rev., VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (b)	35,000	35,000
Mida Golf and Equestrian Center Public Infrastructure District, Limited Tax GO, 4.25%, 6/1/2041 (d)	1,105	875
Utah Infrastructure Agency, Clearfield City Project Rev., 4.00%, 10/15/2040	915	918
Utah Infrastructure Agency, Tax-Exempt Telecommunications
Series 2018A, Rev., 5.00%, 10/15/2025	1,450	1,462
Series 2018A, Rev., 5.00%, 10/15/2028	1,000	1,035
Rev., 5.00%, 10/15/2032	515	548
Rev., 4.00%, 10/15/2038	1,560	1,597
Total Utah		41,435
Virginia — 2.0%
City of Alexandria Series 2023, GO, 4.00%, 12/15/2048	1,515	1,520
Fairfax County Water Authority Series 2005B, Rev., 5.25%, 4/1/2025	3,500	3,584
Lynchburg Economic Development Authority, Centra Health Obligated Group Rev., 4.00%, 1/1/2037	1,590	1,631
Virginia College Building Authority, Educational Facilities, Washington & Lee University Project Rev., NATL - RE, 5.25%, 1/1/2026	2,175	2,242
Virginia Public School Authority
Series 2023, Rev., 5.00%, 8/1/2041	4,880	5,590
Series 2023, Rev., 5.00%, 8/1/2042	6,450	7,358
Series 2023, Rev., 5.00%, 8/1/2043	2,795	3,173
Virginia Small Business Financing Authority, Senior Lien
Rev., AMT, 4.00%, 7/1/2029	3,875	3,920
Rev., AMT, 4.00%, 1/1/2032	3,000	3,047
Series 2022, Rev., AMT, 4.00%, 7/1/2033	7,000	7,094
Rev., AMT, 4.00%, 1/1/2036	5,000	5,029
Total Virginia		44,188
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — 3.3%
Chelan County Public Utility District No. 1 Series 2020A, Rev., 4.00%, 7/1/2038	1,670	1,703
County of Snohomish, Limited Tax GO, 4.00%, 12/1/2039	1,470	1,511
Energy Northwest, Columbia Generating Station Series 2017-A, Rev., 5.00%, 7/1/2034	5,025	5,349
Port of Seattle, Intermediate Lien
Series B, Rev., 5.00%, 3/1/2032	4,000	4,023
Series B, Rev., 5.00%, 3/1/2034	1,000	1,006
State of Washington, State and Local Agency Real and Personal Property Series 2018C, COP, 5.00%, 7/1/2034	1,050	1,142
State of Washington, Various Purpose
Series R-2015A, GO, 4.00%, 7/1/2026	4,465	4,474
Series 2018C, GO, 5.00%, 2/1/2037	14,430	15,483
Series 2015B, GO, 5.00%, 2/1/2040	20,965	21,192
Series 2018A, GO, 5.00%, 8/1/2040	10,000	10,491
Series 2023C, GO, 5.00%, 6/1/2041	2,330	2,648
Tacoma Metropolitan Park District, Unlimited Tax
GO, 5.00%, 12/1/2036	600	619
GO, 5.00%, 12/1/2037	1,750	1,796
Washington State Housing Finance Commission, Rockwood Retirement Communities Project
Series 2020A, Rev., 5.00%, 1/1/2032 (d)	1,920	1,857
Series 2020A, Rev., 5.00%, 1/1/2041 (d)	2,000	1,802
Total Washington		75,096
Wisconsin — 1.2%
Public Finance Authority, Ascend Leadership Academy Project Series 2021A, Rev., 5.00%, 6/15/2041 (d)	1,035	893
Public Finance Authority, Cone Health Series 2022A, Rev., 5.00%, 10/1/2052	6,530	6,872
Public Finance Authority, Piedmont Community Charter School
Rev., 5.00%, 6/15/2024	205	205
Rev., 5.00%, 6/15/2039	390	390
Public Finance Authority, The Carmelite System, Inc., Obligated Group Rev., 3.25%, 1/1/2028	1,190	1,134
Public Finance Authority, The Franklin School of Innovation Rev., 5.00%, 1/1/2042 (d)	500	444
Public Finance Authority, Triad Educational Services, Inc.
Series 2021A, Rev., 4.00%, 6/15/2029	415	404
Series 2021A, Rev., 4.00%, 6/15/2031	450	434
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	33

JPMorgan National Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Wisconsin — continued
Public Finance Authority, Viticus Group Project
Series 2022A, Rev., 4.00%, 12/1/2031 (d)	540	498
Series 2022A, Rev., 4.00%, 12/1/2041 (d)	2,320	1,931
Public Finance Authority, Wakemed Hospital Series 2019A, Rev., 5.00%, 10/1/2044	12,500	13,005
Wisconsin Health and Educational Facilities Authority, Three Pillars Senior Living Communities Series 2021A, Rev., 4.00%, 8/15/2041	675	554
Wisconsin Housing and Economic Development Authority Home Ownership Series 2024 A, Rev., GNMA / FNMA / FHLMC, 6.00%, 9/1/2054	1,000	1,094
Total Wisconsin		27,858
Wyoming — 1.0%
County of Campbell, Solid Waste Facilities, Basin Electric Power Co-operative, Dry Fork Station Facilities Series 2019A, Rev., 3.63%, 7/15/2039	23,570	21,602
Total Municipal Bonds (Cost $2,175,794)		2,194,147
	SHARES (000)
Short-Term Investments — 1.2%
Investment Companies — 1.2%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (f) (g) (Cost $25,573)	25,574	25,576
Total Investments — 98.8% (Cost $2,201,367)		2,219,723
Other Assets Less Liabilities — 1.2%		28,081
NET ASSETS — 100.0%		2,247,804

Percentages indicated are based on net assets.

Abbreviations
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COP	Certificate of Participation
CR	Custodial Receipts
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
IBC	Insured Bond Certificates
ICC	Insured Custody Certificates
LIQ	Liquidity Agreement
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(c)	Security is prerefunded or escrowed to maturity.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Municipal Bond Funds	February 29, 2024

Futures contracts outstanding as of February 29, 2024 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	319	06/28/2024	USD	65,338	49
U.S. Treasury 5 Year Note	352	06/28/2024	USD	37,667	105
					154

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	35

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds—93.8% (a)
Alabama—0.3%
Utility—0.3%
Southeast Alabama Gas Supply District (The), Project No. 2, Series 2024 B, Rev., 5.00%, 5/1/2032 (b) (c)	1,000	1,063
California—0.4%
Other Revenue—0.1%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Series 2021B-2, Rev., Zero Coupon, 6/1/2066	3,300	374
Transportation—0.3%
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project, Series 2020A, Rev., AMT, 3.95%, 1/30/2025 (b) (d)	1,250	1,250
Total California		1,624
Georgia—1.1%
Utility—1.1%
Main Street Natural Gas, Inc., Gas Supply
Series 2022B, Rev., 5.00%, 6/1/2029 (b)	2,750	2,890
Series 2024 A, Rev., 5.00%, 9/1/2031 (b)	1,160	1,241
		4,131
Kentucky—0.4%
Utility—0.4%
Kentucky Public Energy Authority, Series 2024A, Rev., 5.00%, 7/1/2030 (b)	1,500	1,574
Maine—0.4%
General Obligation—0.4%
Town of Bar Harbor, Series 2023, GO, 5.00%, 10/15/2043	1,205	1,374
New York—89.9%
Education—3.4%
Build NYC Resource Corp., Global Community Charter School, Series 2022A, Rev., 4.00%, 6/15/2032	130	129
New York State Dormitory Authority, Series 2024, Rev., 5.25%, 7/1/2054 (c)	3,000	3,254
New York State Dormitory Authority, Court Facilities Lease, Series 2005A, Rev., AMBAC, 5.50%, 5/15/2026	5,000	5,281
New York State Dormitory Authority, New York University
Series 2001-1, Rev., AMBAC, 5.50%, 7/1/2024	1,570	1,582
Series 2001-1, Rev., AMBAC, 5.50%, 7/1/2025	2,280	2,358
INVESTMENTS	Principal Amount ($000)	Value ($000)

Education — continued
New York State Dormitory Authority, Non Stop Supported Debt, New School University, Series 2022A, Rev., 5.00%, 7/1/2033	250	285
New York State Dormitory Authority, School Districts Financing Program, Series 2009A, Rev., AGC, 5.00%, 10/1/2024	10	10
		12,899
General Obligation—15.9%
City of New York, Fiscal Year 2018
Series 2018F-1, GO, 5.00%, 4/1/2034	2,500	2,706
Series 2018E-1, GO, 5.25%, 3/1/2035	1,300	1,417
City of New York, Fiscal Year 2020, Series 2020C-1, GO, 5.00%, 8/1/2033	2,000	2,274
City of New York, Fiscal Year 2022
Series 2022D, Subseries D-1, GO, 5.25%, 5/1/2039	1,500	1,724
Series 2022A,SubseriesA-1, GO, 4.00%, 8/1/2041	2,065	2,097
City of New York, Fiscal Year 2023
Series 2023A, Subseries A-1, GO, 5.00%, 9/1/2037	1,400	1,605
Series 2023E, GO, 4.00%, 4/1/2042	1,000	1,012
City of New York, Fiscal Year 2024, Series 2024A, GO, 5.00%, 8/1/2045	3,850	4,230
City of Yonkers
Series 2024 A, GO, AGM, 5.00%, 2/15/2041	1,000	1,125
Series 2024B, GO, AGM, 5.00%, 2/15/2041	1,000	1,125
Series 2024 A, GO, AGM, 5.00%, 2/15/2042	1,505	1,683
Series 2024B, GO, AGM, 5.00%, 2/15/2042	1,000	1,118
County of Albany, Series 2022A, GO, 4.00%, 6/1/2036	1,080	1,138
County of Monroe, GO, 4.00%, 6/1/2040	2,115	2,176
County of Nassau, Series 2021A, GO, AGM, 4.00%, 4/1/2036	2,000	2,113
County of Nassau, General Improvement
Series 2022A, GO, 5.00%, 4/1/2037	1,000	1,156
Series 2023A, GO, AGM, 4.00%, 4/1/2042	1,500	1,518
County of Onondaga
Series 2018, GO, 4.00%, 4/15/2029	2,760	2,794
Series 2022, GO, 4.00%, 6/15/2037	2,000	2,117
County of Suffolk, Series 2017D, GO, 4.00%, 10/15/2028	3,375	3,532
County of Westchester
Series 2018A, GO, 5.00%, 12/1/2025	1,500	1,557
Series 2018-A, GO, 4.00%, 12/1/2028	1,000	1,043
Series 2022B, GO, 4.00%, 12/15/2035	2,600	2,813
Series 2023A, GO, 4.00%, 12/1/2038	2,000	2,109
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
General Obligation — continued
Port Washington Union Free School District, GO, 4.00%, 8/1/2037	2,765	2,900
State of New York, Series 2023A, GO, 5.00%, 3/15/2041	1,000	1,146
Town of Babylon, Series 2022, GO, 4.00%, 12/15/2041	1,295	1,327
Town of Clarkstown, Series 2023, GO, 4.00%, 11/15/2039	990	1,043
Town of Huntington, Public Improvement, Series 2022A, GO, 4.00%, 6/15/2037	1,385	1,447
Town of Oyster Bay, Public Improvement
GO, AGM, 5.00%, 8/1/2029	500	562
GO, AGM, 5.00%, 8/1/2031	650	757
Uniondale Union Free School District
GO, 4.00%, 1/15/2038	2,000	2,085
GO, 4.00%, 1/15/2041	2,000	2,048
		59,497
Hospital—1.1%
New York State Dormitory Authority, Hospitals Center, Langone Hospitals Obligated Group, Rev., 5.00%, 7/1/2026	3,360	3,370
New York State Dormitory Authority, Municipal Health Facilities Improvement Program, Series 2018 1, Rev., 5.00%, 1/15/2031	550	598
		3,968
Other Revenue—34.4%
Hudson Yards Infrastructure Corp., Second Indenture
Series 2017 A, Rev., 5.00%, 2/15/2031	1,585	1,681
Series 2017A, Rev., 5.00%, 2/15/2035	4,000	4,236
Series 2017A, Rev., 5.00%, 2/15/2037	2,500	2,632
Series 2017 A, Rev., 5.00%, 2/15/2038	2,125	2,231
Series 2022A, Rev., 4.00%, 2/15/2040	1,730	1,770
New York City Industrial Development Agency, Queens Baseball Stadium Project, Series 2021A, Rev., AGM, 5.00%, 1/1/2031	1,250	1,404
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2015, Series 2015 S-1, Rev., 5.00%, 7/15/2031	2,500	2,535
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2018, Series 2018S-4A, Rev., 5.25%, 7/15/2035	4,000	4,393
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2019
Series 2019S-2A, Rev., 5.00%, 7/15/2034	2,000	2,180
INVESTMENTS	Principal Amount ($000)	Value ($000)

Other Revenue — continued
Series 2019S-3A, Rev., 5.00%, 7/15/2034	4,000	4,360
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017, Series 2017 E1, Rev., 5.00%, 2/1/2035	2,000	2,114
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019
Series 2019A-1, Rev., 5.00%, 8/1/2034	1,500	1,631
Series 2019A-1, Rev., 5.00%, 8/1/2035	1,000	1,084
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2022
Series 2022F, Subseries F-1, Rev., 4.00%, 2/1/2038	2,000	2,072
Series 2022B-1, Rev., 4.00%, 8/1/2039	4,475	4,571
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2023
Series 2023D, Subseries D-1, Rev., 5.25%, 11/1/2037	1,500	1,759
Series 2023F, Rev., 5.00%, 2/1/2042	2,000	2,241
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2024
Series 2024B, Rev., 5.00%, 5/1/2042	1,000	1,129
Series 2024F, Subseries F-1, Rev., 5.25%, 2/1/2053	1,000	1,104
Series 2024F, Subseries F-1, Rev., 4.25%, 2/1/2054	1,000	981
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2017, Series 2017E-1, Rev., 5.00%, 2/1/2034	2,260	2,390
New York Convention Center Development Corp., Hotel Unit Fee Secured, Rev., 5.00%, 11/15/2030	2,000	2,042
New York Convention Center Development Corp., Subordinate Lien, Hotel Unit Fee Secured, Series B, Rev., Zero Coupon, 11/15/2033	4,090	2,801
New York Liberty Development Corp., Goldman Sachs Headquarters LLC, Series 2005, Rev., 5.25%, 10/1/2035	2,460	2,921
New York State Dormitory Authority, Personal Income Tax, Series 2019A, Rev., 5.00%, 3/15/2024 (e)	2,350	2,351
New York State Dormitory Authority, State Personal Income Tax, General Purpose
Series 2019A, Rev., 5.00%, 3/15/2036	1,825	2,012
Series 2021A, Rev., 5.00%, 3/15/2036	1,800	2,058
Series 2020A, Rev., 4.00%, 3/15/2047	1,700	1,664
New York State Dormitory Authority, State Sales Tax
Series 2015 B, Rev., 5.00%, 3/15/2030	5,000	5,128
Series 2016A, Rev., 5.00%, 3/15/2031	2,000	2,100
Series A, Rev., 5.00%, 3/15/2031	3,100	3,103
Series A, Rev., 5.00%, 3/15/2032	2,000	2,002
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	37

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
Other Revenue — continued
Series 2018E-2, Rev., 5.00%, 3/15/2033	2,000	2,181
Series 2017A, Rev., 5.00%, 3/15/2034	2,000	2,114
New York State Thruway Authority, Personal Income Tax
Series 2022A, Rev., 5.00%, 3/15/2036	2,000	2,338
Series 2022A, Rev., 5.00%, 3/15/2037	1,500	1,735
Series 2021A-1, Rev., 4.00%, 3/15/2038	1,500	1,550
Series 2022A, Rev., 5.00%, 3/15/2041	5,000	5,633
Series 2021A-1, Rev., 4.00%, 3/15/2042	2,500	2,514
New York State Urban Development Corp., State Personal Income Tax, General Purpose
Series 2014A, Rev., 5.00%, 3/15/2024	3,000	3,001
Series 2015A, Rev., 5.00%, 3/15/2032	2,500	2,554
Series 2019A, Rev., 5.00%, 3/15/2033	2,575	2,820
Series 2020C, Rev., 4.00%, 3/15/2037	1,000	1,047
Series 2020 A, Rev., 4.00%, 3/15/2040	3,000	3,058
Series 2020E, Rev., 4.00%, 3/15/2045	1,500	1,486
New York State Urban Development Corp., State Personal Income Tax, State Facilities and Equipment, Series A-2, Rev., NATL - RE, 5.50%, 3/15/2025	5,000	5,127
New York State Urban Development Corp., State Sales Tax, Series 2021 A, Rev., 4.00%, 3/15/2044	5,000	4,966
State of New York Mortgage Agency, Homeowner Mortgage, Series 197, Rev., 3.50%, 10/1/2044	250	248
Suffolk Tobacco Asset Securitization Corp., Series 2021 A-2, Rev., 5.00%, 6/1/2034	2,250	2,511
Triborough Bridge and Tunnel Authority Sales Tax, Series 2024A SUB A2, Rev., 5.25%, 5/15/2059	2,500	2,733
Westchester County Local Development Corp., Kendal on Hudson Project
Series 2022B, Rev., 5.00%, 1/1/2027	100	102
Series 2022B, Rev., 5.00%, 1/1/2032	240	251
INVESTMENTS	Principal Amount ($000)	Value ($000)

Other Revenue — continued
Westchester Tobacco Asset Securitization Corp., Tobacco Settlement
Series B, Rev., 5.00%, 6/1/2033	1,775	1,846
Series B, Rev., 5.00%, 6/1/2034	2,000	2,076
		128,571
Prerefunded—1.1%
New York State Urban Development Corp., State Personal Income Tax, General Purpose, Series 2014A, Rev., 5.00%, 3/15/2024 (e)	1,500	1,501
Sales Tax Asset Receivable Corp., Fiscal Year 2015, Series 2015A, Rev., 5.00%, 10/15/2024 (e)	2,500	2,529
		4,030
Special Tax—0.4%
New York State Dormitory Authority, Personal Income Tax, Series 2015B, Rev., 5.00%, 2/15/2035	1,500	1,523
Transportation—17.5%
Metropolitan Transportation Authority
Series C-1, Rev., 5.25%, 11/15/2030	1,500	1,545
Series A-1, Rev., 5.00%, 11/15/2031	2,500	2,588
Series A-1, Rev., 4.00%, 11/15/2033	2,000	2,014
Metropolitan Transportation Authority, Dedicated Tax Fund
Series 2012A, Rev., Zero Coupon, 11/15/2030	4,000	3,252
Series 2016A, Rev., 5.25%, 11/15/2034	1,020	1,076
New York State Thruway Authority
Series K, Rev., 5.00%, 1/1/2028	1,000	1,015
Series K, Rev., 5.00%, 1/1/2030	2,500	2,535
Series L, Rev., 5.00%, 1/1/2032	2,250	2,438
Series N, Rev., 4.00%, 1/1/2041	2,500	2,506
New York State Thruway Authority, Junior Lien, Series 2016A, Rev., 5.00%, 1/1/2035	1,000	1,030
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project
Series 2018, Rev., AMT, 5.00%, 1/1/2026	4,000	4,069
Series 2018, Rev., AMT, 5.00%, 1/1/2031	2,155	2,226
Series 2018, Rev., AMT, 4.00%, 1/1/2036	2,000	1,975
Port Authority of New York and New Jersey, Consolidated
Series 186, Rev., AMT, 5.00%, 10/15/2027	2,000	2,012
Series 185, Rev., AMT, 5.00%, 9/1/2028	1,000	1,005
Series 184, Rev., 5.00%, 9/1/2030	2,020	2,033
Series 185, Rev., AMT, 5.00%, 9/1/2030	2,000	2,009
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
Transportation — continued
Series 207, Rev., AMT, 5.00%, 9/15/2031	2,335	2,477
Series 185, Rev., AMT, 5.00%, 9/1/2032	1,750	1,757
Series 207, Rev., AMT, 5.00%, 9/15/2032	3,000	3,180
Series 205, Rev., 5.00%, 11/15/2032	1,000	1,080
Series 214, Rev., AMT, 5.00%, 9/1/2036	2,950	3,152
Series 221, Rev., AMT, 4.00%, 7/15/2039	1,355	1,342
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels
Series 2023A, Rev., 5.00%, 5/15/2025	1,500	1,536
Series 2018B, Rev., 5.00%, 11/15/2030	3,355	3,873
Series B, Rev., 5.00%, 11/15/2031	1,100	1,171
Series 2013A, Rev., Zero Coupon, 11/15/2032	3,000	2,164
Series B, Rev., 5.00%, 11/15/2033	1,500	1,596
Series 2023A, Rev., 4.00%, 11/15/2037	1,600	1,692
Series 2022A, Rev., 4.00%, 5/15/2041	2,040	2,061
Series 2019C, Rev., 4.00%, 11/15/2042	1,375	1,383
Series 2020 A, Rev., 5.00%, 11/15/2054	1,500	1,597
		65,389
Utility—7.8%
Long Island Power Authority, Electric System
Series 2018, Rev., 5.00%, 9/1/2035	2,000	2,174
Series 2021A, Rev., 4.00%, 9/1/2041	2,030	2,063
New York Power Authority, Green Transmission Project
Series 2022A, Rev., AGM, 5.00%, 11/15/2028	1,300	1,448
Series 2022A, Rev., AGM, 5.00%, 11/15/2035	840	980
Series 2022A, Rev., AGM, 4.00%, 11/15/2038	2,000	2,047
Utility Debt Securitization Authority
Series 2016A, Rev., 5.00%, 6/15/2026	1,250	1,256
Series 2016A, Rev., 5.00%, 12/15/2034	3,250	3,393
Series 2016 B, Rev., 5.00%, 12/15/2035	2,450	2,556
Series 2022TE-1, Rev., 5.00%, 12/15/2035	800	953
Series 2023 TE-1, Rev., 5.00%, 12/15/2041	10,620	12,237
		29,107
Water & Sewer—8.3%
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Series 2018CC-1, Rev., 4.00%, 6/15/2037	1,150	1,169
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015
Series 2015EE, Rev., 5.00%, 6/15/2028	2,000	2,009
Series 2015DD, Rev., 5.00%, 6/15/2029	2,000	2,009
INVESTMENTS	Principal Amount ($000)	Value ($000)

Water & Sewer — continued
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2020
Series 2020-EE, Rev., 5.00%, 6/15/2030	1,155	1,330
Series 2020CC-1, Rev., 4.00%, 6/15/2041	2,000	2,024
Subseries 202DD-3, Rev., 4.00%, 6/15/2042	2,500	2,521
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2021, Series 2021, Subseries BB-2, Rev., 4.00%, 6/15/2042	1,075	1,085
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2022, Series 2022, Subseries BB-1, Rev., 4.00%, 6/15/2045	1,500	1,500
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2023, Series 2023DD, Rev., 5.25%, 6/15/2046	2,000	2,265
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects - Second Resolution
Series 2014A, Rev., 5.00%, 6/15/2027	1,500	1,506
Series 2016A, Rev., 5.00%, 6/15/2031	2,150	2,249
Series 2016A, Rev., 5.00%, 6/15/2032	2,000	2,089
Series 2015A, Rev., 5.00%, 6/15/2033	2,000	2,048
Series 2017E, Rev., 5.00%, 6/15/2038	1,240	1,320
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Pooled Financing Program, Series 2005B, Rev., 5.50%, 10/15/2025 (e)	4,175	4,319
New York State Environmental Facilities Corp., State Revolving Funds, Master Financing Program, Series 2021-B, Rev., 4.00%, 8/15/2039	1,380	1,417
		30,860
Total New York		335,844
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	39

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
Water & Sewer — continued
Ohio—0.5%
Transportation—0.3%
Jefferson County Port Authority, JSW Steel USA Ohio, Inc., Project, Series 2023, Rev., 5.00%, 12/1/2028 (b) (d)	1,000	1,015
Utility—0.2%
Ohio Air Quality Development Authority, Duke Energy Corp., Series 2022A, Rev., AMT, 4.25%, 6/1/2027 (b)	1,000	1,010
Total Ohio		2,025
Pennsylvania—0.3%
Other Revenue—0.3%
Pennsylvania Economic Development Financing Authority, Senior Insured, Capitol Region Parking System, Series 2024 A, Rev., AGM, 4.13%, 1/1/2043 (c)	1,100	1,075
Puerto Rico—0.2%
Other Revenue—0.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax, Series A-2, Rev., 4.78%, 7/1/2058	1,000	995
Wisconsin—0.3%
Housing—0.3%
Wisconsin Housing and Economic Development Authority Home Ownership, Series 2024 A, Rev., GNMA / FNMA / FHLMC, 6.00%, 9/1/2054	1,000	1,094
Total Municipal Bonds (Cost $345,240)		350,799
	Shares (000)
Short-Term Investments—7.2%
Investment Companies—7.2%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (f) (g)(Cost $26,812)	26,810	26,813
Total Investments—101.0% (Cost $372,052)		377,612
Liabilities in Excess of Other Assets—(1.0)%		(3,910)
Net Assets—100.0%		373,702

Percentages indicated are based on net assets.

Abbreviations
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
Rev.	Revenue

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and
prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2024.

(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Municipal Bond Funds	February 29, 2024

JPMorgan Short-Intermediate Municipal Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 90.5% (a)
Alabama — 3.5%
Birmingham Airport Authority
Rev., 5.00%, 7/1/2033	325	369
Rev., 5.00%, 7/1/2034	375	424
Black Belt Energy Gas District, Gas Prepay Project No. 7 Series 2021C-1, Rev., 4.00%, 12/1/2026 (b)	7,515	7,524
Black Belt Energy Gas District, Gas Project
Series 2022C-1, Rev., 5.25%, 6/1/2027	1,300	1,359
Series 2022B-1, Rev., 4.00%, 10/1/2027 (b)	2,500	2,497
Series 2022C-1, Rev., 5.25%, 12/1/2027	1,165	1,227
City of Huntsville, Warrants Series 2017D, GO, 5.00%, 11/1/2024	125	127
City of Montgomery, Warrants Series 2020, GO, 4.00%, 2/1/2025	100	101
County of Jefferson
Series 2024, Rev., 5.00%, 10/1/2025	1,500	1,541
Series 2024, Rev., 5.00%, 10/1/2026	800	837
Selma Industrial Development Board, International Paper Co. Project Series 2019A, Rev., 2.00%, 10/1/2024 (b)	3,625	3,581
Southeast Energy Authority A Cooperative District Project No.06 Series 2023B, Rev., LIQ : Royal Bank of Canada, 5.00%, 6/1/2030 (b)	3,320	3,525
Southeast Energy Authority A Cooperative District, Project No. 4 Series 2022B-1, Rev., 5.00%, 8/1/2028 (b)	5,000	5,197
Total Alabama		28,309
Alaska — 0.0% ^
Borough of Matanuska-Susitna Series 2007A, GO, NATL - RE, 5.00%, 4/1/2025	100	102
State of Alaska Series 2023A, GO, 5.00%, 8/1/2024	145	146
Total Alaska		248
Arizona — 3.9%
Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals Series 2014A, Rev., 5.00%, 12/1/2025	3,540	3,585
Arizona Industrial Development Authority, National Charter School Revolving Loan Fund Series 2023A, Rev., 5.00%, 11/1/2028	6,000	6,458
Arizona State University Series 2021, Rev., 5.00%, 8/1/2024	125	126
City of Mesa Series 2016, GO, 3.00%, 7/1/2025	500	498
City of Phoenix Civic Improvement Corp., Junior Lien, Water System Series 2014B, Rev., 5.00%, 7/1/2024	350	352
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued
City of Phoenix Civic Improvement Corp., Senior Lien, Airport System
Series 2023, Rev., AMT, 5.00%, 7/1/2024	375	376
Series 2023, Rev., AMT, 5.00%, 7/1/2025	500	509
Series 2023, Rev., AMT, 5.00%, 7/1/2026	1,505	1,557
Maricopa County Elementary School District No. 6 Washington, School Improvement, Project of 2016 Series 2019B, GO, 5.00%, 7/1/2029	3,950	4,323
Maricopa County Industrial Development Authority, Banner Health
Series C, Rev., 5.00%, 10/18/2024 (b)	5,000	5,044
Series 2023A-1, Rev., 5.00%, 5/15/2026 (b)	1,235	1,278
Maricopa County Pollution Control Corp., Palo Verde Project
Series 2010A, Rev., 0.88%, 10/1/2026 (b)	4,500	4,088
Series 2010B, Rev., 0.88%, 10/1/2026 (b)	2,150	1,953
Maricopa County Unified School District No. 11-Peoria Series 2015, GO, AGM, 5.00%, 7/1/2024	250	251
Maricopa County Unified School District No. 41 Gilbert, Project of 2019 Series 2023C, GO, 5.00%, 7/1/2024	775	780
Tempe Industrial Development Authority, Friendship Village of Tempe Project Series 2021C-1, Rev., 1.50%, 12/1/2027	885	827
Total Arizona		32,005
Arkansas — 1.2%
Arkansas Development Finance Authority Public Safety Charges, Division of Emergency Management Project
Rev., 4.00%, 6/1/2028	1,000	1,034
Rev., 4.00%, 6/1/2030	1,195	1,227
Arkansas Development Finance Authority, Department of Community Correction Project Rev., 5.00%, 11/1/2026	325	342
City of Rogers, Sales Tax Series 2018B, Rev., 5.00%, 11/1/2027	3,855	4,045
County of Sharp, Sales and Use Tax
Rev., 5.00%, 3/1/2024	595	595
Rev., 5.00%, 3/1/2026	685	706
University of Arkansas, Various Facilities Fayetteville Series 2012A, Rev., 5.00%, 5/1/2024 (c)	125	125
University of Arkansas, Various Facility UAMS Campus
Rev., 5.00%, 3/1/2025	500	509
Rev., 5.00%, 3/1/2026	1,000	1,017
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	41

JPMorgan Short-Intermediate Municipal Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Arkansas — continued
University of Central Arkansas, Student Housing System
Series 2019C, Rev., AGM, 4.00%, 11/1/2025	110	111
Series 2019C, Rev., AGM, 4.00%, 11/1/2026	240	244
Series 2019C, Rev., AGM, 4.00%, 11/1/2027	180	184
Total Arkansas		10,139
California — 7.5%
California Community Choice Financing Authority, Clean Energy Project
Series 2023B-1, Rev., 5.00%, 8/1/2029 (b)	2,500	2,636
Series 2023E-1, Rev., 5.00%, 3/1/2031 (b)	2,500	2,664
California Health Facilities Financing Authority, Adventist Health System Series 2011A, Rev., VRDO, 3.00%, 3/1/2024 (b)	7,690	7,690
California Municipal Finance Authority, Aymium Williams Project Series 2022, Rev., AMT, 4.00%, 6/26/2024 (b) (d)	5,000	4,995
California Municipal Finance Authority, North Bay Healthcare Group Series 2017A, Rev., 5.00%, 11/1/2024	800	805
California Public Finance Authority, Enso Village Project Series 2021B-3, Rev., 2.13%, 11/15/2027 (d)	695	692
California School Finance Authority, River Springs Charter School Project Series A, Rev., 6.38%, 7/1/2025 (c) (d)	1,000	1,041
California Statewide Communities Development Authority, Marin General Hospital Project Series 2018A, Rev., 5.00%, 8/1/2028	250	263
City of Los Angeles Department of Airports, International Airport Senior Series B, Rev., 4.00%, 5/15/2024	365	366
Grossmont Healthcare District
Series C, GO, 5.00%, 7/15/2026	1,000	1,030
Series D, GO, 5.00%, 7/15/2026	1,225	1,261
Los Angeles Community College District, Election of 2016 Series C-1, GO, 5.00%, 8/1/2026	250	265
Los Angeles Department of Water and Power, Water System Series 2018A, Rev., 5.00%, 7/1/2025	100	103
Novato Unified School District
Series 2014A, GO, 5.00%, 8/1/2025	1,500	1,513
Series 2014A, GO, 5.00%, 8/1/2026	1,800	1,815
Placentia-Yorba Linda Unified School District GO, 5.00%, 8/1/2025	1,770	1,822
San Francisco Bay Area Rapid Transit District, Election of 2004 Series 2015D, GO, 5.00%, 8/1/2028	1,685	1,737
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Sequoia Union High School District Series 2014, GO, 4.00%, 7/1/2024 (c)	1,095	1,098
Sonoma County Transportation Authority, Limited Tax Rev., 5.00%, 12/1/2024	1,000	1,013
State of California, Various Purpose
GO, 5.00%, 9/1/2026	1,000	1,055
GO, 4.00%, 8/1/2028	4,000	4,111
GO, 4.00%, 8/1/2029	4,180	4,286
GO, 5.00%, 8/1/2029	7,830	8,252
GO, 4.00%, 8/1/2030	10,000	10,220
Stockton Public Financing Authority Rev., 5.00%, 3/1/2027	630	646
Total California		61,379
Colorado — 1.3%
Board of Governors of Colorado State University System Series E-2, Rev., 5.00%, 3/1/2024	110	110
Colorado Housing and Finance Authority Series 2023L, Class III, Rev., GNMA COLL, 5.75%, 11/1/2053	3,500	3,741
Colorado School of Mines Series 2022D, Rev., (SIFMA Municipal Swap Index Yield + 0.87%), 4.17%, 3/7/2024 (e)	1,455	1,455
Counties of Gunnison, Watershed School District No. 1J Series A, GO, 5.00%, 12/1/2024 (c)	500	507
State of Colorado
Series 2013I, COP, 5.00%, 3/15/2024 (c)	1,405	1,406
Series 2021A, COP, 4.00%, 12/15/2039	3,075	3,159
Total Colorado		10,378
Connecticut — 0.4%
City of New Haven
Series 2021A, GO, 5.00%, 8/1/2024	400	402
Series 2021A, GO, 5.00%, 8/1/2025	425	433
State of Connecticut Special Tax Series 2018 B, Rev., 5.00%, 10/1/2025	2,160	2,225
Total Connecticut		3,060
Delaware — 0.0% ^
Delaware Transportation Authority Series 2022, Rev., 5.00%, 7/1/2024	175	176
District of Columbia — 1.8%
Metropolitan Washington Airports Authority Aviation
Series 2021 A, Rev., AMT, 5.00%, 10/1/2025	7,000	7,154
Series 2023A, Rev., AMT, 5.00%, 10/1/2025	875	894
Series 2021A, Rev., AMT, 5.00%, 10/1/2028	5,000	5,377
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
District of Columbia — continued
Washington Metropolitan Area Transit Authority
Series A-1, Rev., 5.00%, 7/1/2024	250	251
Series 2017B, Rev., 5.00%, 7/1/2029	1,120	1,197
Total District of Columbia		14,873
Florida — 1.3%
City of Tallahassee, Energy System Rev., 5.00%, 10/1/2025	300	310
County of Miami-Dade, Aviation System Series B, Rev., 5.00%, 10/1/2025	3,690	3,727
County of Pasco Series A, Rev., 5.00%, 10/1/2024	250	253
Fort Pierce Utilities Authority
Series 2022A, Rev., AGM, 5.00%, 10/1/2028	350	382
Series 2022A, Rev., AGM, 5.00%, 10/1/2029	350	389
JEA Water and Sewer System Series 2017A, Rev., 5.00%, 10/1/2025	250	258
Miami-Dade County Housing Finance Authority, Running Brook Apartments Series 202, Rev., 3.55%, 1/1/2026 (b)	1,500	1,491
Pasco County School Board Series 2022A, COP, 5.00%, 8/1/2026	1,000	1,046
Polk County Housing Finance Authority, Episcopal Catholic Apartments Series 2023, Rev., 4.15%, 6/1/2026 (b)	750	759
State of Florida Series 2022C, GO, 5.00%, 6/1/2024	1,850	1,858
Total Florida		10,473
Georgia — 1.5%
Atlanta Development Authority (The), New Downtown Atlanta Stadium Project, Senior Lien
Series A-1, Rev., 5.00%, 7/1/2027	1,000	1,026
Series A-1, Rev., 5.00%, 7/1/2028	1,000	1,025
City of Atlanta, Airport Passenger Facility Charge, Subordinate Lien Series 2023E, Rev., AMT, 5.00%, 7/1/2024	1,750	1,756
City of Columbus Series 2022, GO, 5.00%, 1/1/2025	100	102
Columbia County Hospital Authority, Wellstart Health System Inc., Project
Series 2023B, Rev., 5.00%, 4/1/2026	400	416
Series 2023B, Rev., 5.00%, 4/1/2027	350	372
Series 2023B, Rev., 5.00%, 4/1/2028	750	814
Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project
Rev., 5.00%, 7/1/2025	250	255
Rev., 5.00%, 7/1/2026	275	286
Rev., 5.00%, 7/1/2028	375	396
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Georgia — continued
Main Street Natural Gas, Inc., Gas Supply Series 2023B, Rev., 5.00%, 3/1/2030 (b)	3,250	3,447
State of Georgia
Series 2019A, GO, 5.00%, 7/1/2024	245	246
Series 2016F, GO, 5.00%, 7/1/2028	2,000	2,133
Total Georgia		12,274
Guam — 0.1%
Territory of Guam (Guam)
Series 2021F, Rev., 5.00%, 1/1/2028	250	263
Series 2021F, Rev., 5.00%, 1/1/2030	750	808
Total Guam		1,071
Illinois — 11.2%
Champaign County Community Unit School District No. 4 Champaign
GO, 4.00%, 6/1/2028	1,255	1,306
GO, 4.00%, 6/1/2029	1,000	1,049
GO, 4.00%, 6/1/2030	1,285	1,344
Series 2019, GO, 4.00%, 6/1/2034	1,160	1,200
Chicago Midway International Airport, Senior Lien
Series 2023 C, Rev., AMT, 5.00%, 1/1/2025	6,880	6,940
Series 2023A, Rev., AMT, 5.00%, 1/1/2027	1,000	1,041
Series 2023A, Rev., AMT, 5.00%, 1/1/2028	3,400	3,596
Series 2023 C, Rev., AMT, 5.00%, 1/1/2029	5,000	5,369
Series 2023 C, Rev., AMT, 5.00%, 1/1/2033	5,000	5,608
Chicago Park District, Limited Tax Series 2023C, GO, 5.00%, 1/1/2026	2,500	2,579
Chicago Transit Authority Capital Grant Receipts Series 2021, Rev., 5.00%, 6/1/2027	1,960	2,065
City of Springfield, Electric System, Senior Lien Series 2015, Rev., 5.00%, 3/1/2024	225	225
City of Waukegan
Series 2018B, GO, AGM, 5.00%, 12/30/2025	1,075	1,112
Series 2018B, GO, AGM, 5.00%, 12/30/2026	1,125	1,189
Series 2018B, GO, AGM, 5.00%, 12/30/2027	1,185	1,252
City of Waukegan, First Lien, Water and Sewer System
Series 2018C, Rev., AGM, 5.00%, 12/30/2026	680	719
Series 2018C, Rev., AGM, 5.00%, 12/30/2027	710	750
Cook County Community Consolidated School District No. 65, Evanston, Limited Tax GO, 4.00%, 12/1/2030	1,225	1,288
Cook County School District No. 69, Skokie, Limited Tax GO, 4.00%, 12/1/2031	820	857
Cook County School District No. 99 Cicero, Limited Tax
Series 2019B, GO, 5.00%, 12/1/2024	505	511
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	43

JPMorgan Short-Intermediate Municipal Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Illinois — continued
Series 2019B, GO, 5.00%, 12/1/2025	515	531
DeKalb County Community Unit School District No. 428 DeKalb
GO, 4.00%, 1/1/2028	1,265	1,319
GO, 4.00%, 1/1/2031	1,000	1,043
Effingham Community Unit School District No. 40 Series 2019A, GO, 4.00%, 12/1/2028	565	591
Glenview Park District
GO, 5.00%, 12/1/2026	300	319
GO, 5.00%, 12/1/2029	350	370
Grundy and Kendall Counties Consolidated Grade School District No. 60-C GO, 4.00%, 2/1/2030	1,145	1,209
Illinois Finance Authority, DePaul University
Rev., 5.00%, 10/1/2025	300	307
Rev., 5.00%, 10/1/2028	250	262
Illinois Finance Authority, Lake Zurich Community Unit School District No. 95 Project
Rev., 4.00%, 1/15/2030	1,960	2,033
Rev., 4.00%, 1/15/2032	2,120	2,198
Illinois Finance Authority, The University of Chicago Medical Center Series 2011B, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.25%, 3/11/2024 (b)	1,000	1,000
Illinois Finance Authority, University of Chicago Series 2015A, Rev., 5.00%, 10/1/2025 (c)	6,500	6,686
Kane and DeKalb Counties Community Unit School District No 301 Burlington GO, 5.00%, 1/1/2027	355	375
Madison-Macoupin Etc. Counties Community College District No. 536, Lewis and Clark Community
GO, AGM, 4.00%, 5/1/2025	400	403
GO, AGM, 4.00%, 5/1/2029	2,000	2,068
Maine Township High School District No. 207 of Cook Country
Series 2019A, GO, 5.00%, 12/1/2027	1,915	2,076
Series 2019A, GO, 5.00%, 12/1/2028	1,930	2,137
Series 2019A, GO, 4.00%, 12/1/2029	1,945	2,043
Peoria County Community Unit School District No. 309 Brimfield
GO, AGM, 4.00%, 4/1/2026	750	762
GO, AGM, 4.00%, 4/1/2028	410	423
GO, AGM, 4.00%, 4/1/2029	240	249
GO, AGM, 4.00%, 4/1/2030	375	388
Peoria Public Building Commission
Series 2019A, Rev., AGM, 4.00%, 12/1/2025	700	707
Series 2019A, Rev., AGM, 4.00%, 12/1/2026	1,000	1,020
Series 2019A, Rev., AGM, 4.00%, 12/1/2027	1,270	1,307
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
Series 2019A, Rev., AGM, 5.00%, 12/1/2028	1,200	1,286
Series 2019A, Rev., AGM, 5.00%, 12/1/2029	2,400	2,565
Sales Tax Securitization Corp. Series 2018C, Rev., 5.00%, 1/1/2025	4,250	4,304
Southwestern Illinois Development Authority, Hospital Sisters Services, Inc., Obligated Group Series 2017A, Rev., 5.00%, 2/15/2027	2,000	2,083
State of Illinois
Series 2022A, GO, 5.00%, 3/1/2024	500	500
Series 2023D, GO, 5.00%, 7/1/2024	1,000	1,005
Series 2017 A, GO, 5.00%, 12/1/2026	2,000	2,091
Series 2023B, GO, 5.00%, 5/1/2028	1,000	1,072
GO, 5.50%, 5/1/2030	1,525	1,700
Village of Skokie GO, 5.00%, 12/1/2028	1,550	1,707
Will County Forest Preservation District, Limited Tax GO, 5.00%, 12/15/2027	805	872
Total Illinois		91,011
Indiana — 1.6%
City of Evansville, Sewage Works Rev., 4.00%, 7/1/2027	985	1,021
City of Rockport, Indiana Michigan Power Co. Project Series 2009B, Rev., 3.05%, 6/1/2025	5,000	4,950
Indiana Finance Authority, Indianapolis Power and Light Co. Project Series 2021A, Rev., 1.40%, 8/1/2029	7,000	6,031
Purdue University, Student Fee Series DD, Rev., 5.00%, 7/1/2025	870	892
Total Indiana		12,894
Iowa — 0.5%
Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project Rev., VRDO, 3.55%, 3/11/2024 (b)	4,000	4,000
Kansas — 1.4%
City of Wichita, Sales Tax, River District Stadium Star Bond Project
Series 2018, Rev., 5.00%, 9/1/2025	300	308
Series 2018, Rev., 5.00%, 9/1/2026	465	487
City of Wichita, Water and Sewer System Series 2016B, Rev., 5.00%, 10/1/2024	200	202
Kansas Development Finance Authority, State of Kansas Project
Series 2019F, Rev., 5.00%, 11/1/2024	170	172
Series 2019F, Rev., 4.00%, 11/1/2029	6,820	7,068
Seward County Unified School District No. 480 Liberal Series 2017-B, GO, 5.00%, 9/1/2025	1,750	1,798
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Kansas — continued
University of Kansas Hospital Authority, Health System
Series 2017A, Rev., 5.00%, 3/1/2024 (c)	70	70
Series 2017A, Rev., 5.00%, 3/1/2024	205	205
Wyandotte County Unified School District No. 202 Turner
Series 2019A, GO, AGM, 5.00%, 9/1/2025	400	410
Series 2019A, GO, AGM, 5.00%, 9/1/2026	220	230
Series 2019A, GO, AGM, 5.00%, 9/1/2028	400	434
Total Kansas		11,384
Kentucky — 0.9%
Kentucky Public Energy Authority Series 2023 A-1, Rev., 5.25%, 2/1/2032 (b)	3,335	3,595
Kentucky Public Energy Authority, Gas Supply Series 2018A, Rev., 4.00%, 3/15/2024 (b)	2,500	2,502
Northern Kentucky University Series 2014A, Rev., 5.00%, 9/1/2024	1,310	1,311
Total Kentucky		7,408
Louisiana — 1.5%
City of Shreveport, Water and Sewer, Junior Lien
Series 2019B, Rev., AGM, 4.00%, 12/1/2025	400	407
Series 2018C, Rev., 5.00%, 12/1/2025	915	944
Series 2019B, Rev., AGM, 5.00%, 12/1/2026	360	377
Series 2019B, Rev., AGM, 5.00%, 12/1/2027	600	638
Series 2019B, Rev., AGM, 5.00%, 12/1/2028	500	541
Series 2019B, Rev., AGM, 5.00%, 12/1/2029	300	324
Jefferson Sales Tax District Series 2019B, Rev., AGM, 4.00%, 12/1/2032	5,815	6,094
Louisiana Public Facilities Authority, Tulane University of Louisiana Project
Series 2017A, Rev., 5.00%, 12/15/2025	250	258
Series 2023A, Rev., 5.00%, 10/15/2028	175	191
Series 2023A, Rev., 5.00%, 10/15/2029	175	195
Series 2023A, Rev., 5.00%, 10/15/2030	175	198
State of Louisiana Series 2014C, GO, 5.00%, 8/1/2024	150	151
State of Louisiana Gasoline and Fuels Tax Series A, Rev., 4.50%, 5/1/2025 (c)	2,000	2,030
Total Louisiana		12,348
Maryland — 0.1%
County of Prince George's, Consolidated Public Improvement Series 2020A, GO, 5.00%, 7/15/2032	1,000	1,098
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — 1.1%
Commonwealth of Massachusetts, Consolidated Loan of 2015 Series 2015D, GO, 4.00%, 9/1/2030	8,290	8,381
Massachusetts Development Finance Agency, Suffolk University Issue
Rev., 5.00%, 7/1/2025	525	532
Rev., 5.00%, 7/1/2026	435	445
Total Massachusetts		9,358
Michigan — 0.9%
City of Royal Oak, Limited Tax, Capital Improvement
GO, 5.00%, 4/1/2027	625	665
GO, 5.00%, 4/1/2028	245	266
Jackson Public Schools, Unlimited Tax
GO, Q-SBLF, 4.00%, 5/1/2025	570	575
GO, Q-SBLF, 4.00%, 5/1/2026	885	905
GO, Q-SBLF, 4.00%, 5/1/2027	1,090	1,132
Michigan State Hospital Finance Authority, Ascension Health Credit Group Series 1999B-4, Rev., 5.00%, 11/15/2027	2,250	2,291
Northville Public Schools, School Building and Site
Series 2019-II, GO, 5.00%, 5/1/2027	375	400
Series 2019-II, GO, 5.00%, 5/1/2028	600	654
Series 2019-II, GO, 5.00%, 5/1/2029	250	278
Total Michigan		7,166
Minnesota — 0.4%
City of Minneapolis Series 2021, GO, 4.00%, 12/1/2024	355	357
Duluth Independent School District No. 709
Series 2019B, COP, 5.00%, 2/1/2025	185	188
Series 2019C, COP, 5.00%, 2/1/2025	310	315
Series 2019B, COP, 5.00%, 2/1/2026	195	202
Series 2019C, COP, 5.00%, 2/1/2026	320	331
Series 2019B, COP, 5.00%, 2/1/2027	185	196
Series 2019B, COP, 5.00%, 2/1/2028	175	188
Series 2019C, COP, 5.00%, 2/1/2028	350	377
Housing And Redevelopment Authority of The City of St. Paul Minnesota, Healtheast care System Series 2015A, Rev., 5.00%, 11/15/2025 (c)	570	587
University of Minnesota Series 2016A, Rev., 5.00%, 4/1/2024	300	300
Total Minnesota		3,041
Mississippi — 1.1%
Medical Center Educational Building Corp., Capital Improvements and Refinancing Project Rev., 5.00%, 6/1/2031	3,105	3,445
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	45

JPMorgan Short-Intermediate Municipal Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Mississippi — continued
Mississippi Business Finance Corp., Pollution Control, Power Co., Project Rev., 3.20%, 9/1/2028	4,000	3,942
State of Mississippi, Gaming Tax Series 2019A, Rev., 5.00%, 10/15/2028	1,400	1,508
Total Mississippi		8,895
Missouri — 0.9%
City of Kansas City Series 2019A, Rev., 5.00%, 12/1/2024	140	142
City of Kansas City, Missouri Special Obligation Refunding and Improvement, Main Streetcar Extension Project Series 2022C, Rev., 5.00%, 9/1/2024	100	101
City of St. Louis Airport Series 2007-A, Rev., AGM, 5.25%, 7/1/2026	2,635	2,777
City of St. Peters COP, 4.00%, 5/1/2026	705	719
County of Greene, Missouri Capital Project Series 2018, COP, 4.00%, 9/1/2024	450	451
Health and Educational Facilities Authority of the State of Missouri, SSM Health Care Obligated Group Series 2022A, Rev., 5.00%, 6/1/2028	285	307
Missouri Highway and Transportation Commission Series 2022 A, Rev., 4.00%, 5/1/2033	2,685	2,924
Total Missouri		7,421
Nebraska — 0.8%
Central Plains Energy Project, Gas Project No. 5 Series 2022-1, Rev., 5.00%, 10/1/2029 (b)	5,000	5,247
Southeast Community College Area, Tax Supported
COP, 5.00%, 12/15/2026	275	291
COP, 5.00%, 12/15/2027	495	534
COP, 5.00%, 12/15/2028	540	589
University of Nebraska, Lincoln Student Fees and Facilities Series 2015A, Rev., 5.00%, 7/1/2025 (c)	250	256
Total Nebraska		6,917
Nevada — 0.4%
County of Clark Series 2016, Rev., 5.00%, 7/1/2024	125	126
Nevada Housing Division, Woodcreek Apartments Rev., FHA, 5.00%, 12/1/2024 (b)	2,775	2,795
Total Nevada		2,921
New Hampshire — 0.3%
New Hampshire Municipal Bond Bank Series 2020A, Rev., 5.00%, 2/15/2029	1,870	2,083
New Jersey — 5.7%
Burlington County Bridge Commission, Government Leasing Program Series C, Rev., 4.50%, 8/7/2024	2,340	2,351
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued
New Jersey Economic Development Authority, School Facilities Construction
Series 2023RRR, Rev., 5.00%, 3/1/2025	3,250	3,304
Series 2017DDD, Rev., 5.00%, 6/15/2025	1,500	1,533
Series 2017DDD, Rev., 5.00%, 6/15/2026	1,840	1,919
Series 2024SSS, Rev., 5.00%, 6/15/2026 (f)	2,320	2,414
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement
Series A, Rev., 5.00%, 6/15/2028	3,000	3,133
Series A, Rev., 5.00%, 6/15/2029	5,350	5,580
Series A, Rev., 5.00%, 6/15/2031	4,750	4,944
Passaic Valley Sewerage Commission, Sewer System
Series J, Rev., AGM, 3.00%, 12/1/2027	6,370	6,348
Series J, Rev., AGM, 3.00%, 12/1/2030	6,665	6,604
State of New Jersey, COVID-19 Emergency Bonds Series 2020A, GO, 5.00%, 6/1/2026	7,455	7,799
Township of Stafford Series 2016, GO, 4.00%, 8/1/2024	250	251
Total New Jersey		46,180
New Mexico — 0.7%
Albuquerque Municipal School District No. 12 Series 2023B, GO, 5.00%, 8/1/2024	590	594
City of Farmington, San Juan Project Series 2010A, Rev., 0.88%, 10/1/2026 (b)	4,000	3,633
County of Sandoval
GO, 5.00%, 8/1/2025	500	513
GO, 5.00%, 8/1/2026	650	681
Total New Mexico		5,421
New York — 4.7%
Long Island Power Authority, Electric System
Rev., 5.00%, 9/1/2025 (c)	500	514
Rev., 5.00%, 9/1/2027	500	540
Longwood Central School District, Suffolk County GO, 5.00%, 6/15/2026	365	384
Metropolitan Transportation Authority Series 2014C, Rev., 5.00%, 11/15/2024	3,000	3,037
Metropolitan Transportation Authority, Dedicated Tax Fund Series B-2, Rev., 4.00%, 11/15/2032	4,000	4,125
Metropolitan Transportation Authority, Green Bond
Series A-2, Rev., 4.00%, 11/15/2025	1,000	1,016
Series 2017C-1, Rev., 5.00%, 11/15/2026	2,610	2,748
Series 2018 B, Rev., 5.00%, 11/15/2026	1,000	1,053
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York City Industrial Development Agency, Yankee Stadium LLC Project Series 2020A, Rev., AGM, 5.00%, 3/1/2030	1,600	1,782
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2021 Series 2021, Subseries CC-2, Rev., 5.00%, 6/15/2028	3,410	3,614
New York Convention Center Development Corp., Hotel Unit Fee Secured Rev., 5.00%, 11/15/2026	5,000	5,097
New York State Dormitory Authority, Non Stop Supported Debt, New School University Series 2015A, Rev., 5.00%, 7/1/2024 (c)	75	75
New York State Dormitory Authority, Personal Income Tax Series 2017B-2, Rev., 5.00%, 2/15/2030	1,750	1,875
New York State Dormitory Authority, School Districts Financing Program Series 2020A, Rev., AGM, 5.00%, 10/1/2031	5,065	5,551
New York State Dormitory Authority, St. John's University
Series 2021A, Rev., 4.00%, 7/1/2029	975	1,025
Series 2021A, Rev., 4.00%, 7/1/2030	1,500	1,589
New York State Thruway Authority Series J, Rev., 5.00%, 5/14/2024	1,000	1,003
New York State Urban Development Corp., State Personal Income Tax Series 2017C, Rev., 5.00%, 3/15/2032	1,000	1,065
Schenectady County Capital Resource Corp., Union College Project Rev., 5.00%, 1/1/2025	400	405
White Plains City School District GO, 5.00%, 5/15/2024	1,550	1,555
Total New York		38,053
North Carolina — 2.4%
Charlotte-Mecklenburg Hospital Authority (The), Atrium Health Variable Rate, Health Care Series 2021B, Rev., 5.00%, 12/2/2024 (b)	3,390	3,424
City of Charlotte Series 2014A, Rev., 5.00%, 7/1/2024	100	100
City of Winston-Salem, Water and Sewer System Series A, Rev., 5.00%, 6/1/2024	1,300	1,305
County of Mecklenburg Series 2015A, Rev., 5.00%, 10/1/2024	250	253
North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019C, Rev., 2.55%, 6/1/2026 (b)	13,805	13,558
State of North Carolina Rev., 5.00%, 3/1/2024	600	600
Total North Carolina		19,240
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Dakota — 0.1%
City of Grand Forks
Series 2023A, Rev., AGM, 5.00%, 12/1/2026	370	388
Series 2023A, Rev., AGM, 5.00%, 12/1/2027	325	346
Series 2023A, Rev., AGM, 5.00%, 12/1/2028	460	497
Total North Dakota		1,231
Ohio — 2.9%
American Municipal Power, Inc. Prairie State Energy Campus Project
Series 2023A, Rev., 5.00%, 2/15/2025	1,375	1,398
Series 2023A, Rev., 5.00%, 2/15/2026	1,500	1,552
City of Cleveland, Income Tax, Subordinate Lien, Public Facilities Improvements
Series 2018A, Rev., 5.00%, 10/1/2025	150	155
Series 2018A, Rev., 5.00%, 10/1/2027	250	270
Series 2018A, Rev., 5.00%, 10/1/2028	250	272
Series 2017B-1, Rev., 5.00%, 10/1/2030	2,510	2,725
City of Dublin, Various Purpose GO, 4.00%, 12/1/2028	200	204
City of Toledo Series 2023, GO, 5.00%, 12/1/2026	445	469
Cuyahoga Community College District, Facilities Construction Improvement, Unlimited Tax GO, 5.00%, 12/1/2028	2,300	2,407
Jefferson County Port Authority, JSW Steel USA Ohio, Inc., Project Series 2023, Rev., 5.00%, 12/1/2028 (b) (d)	2,790	2,833
Ohio Water Development Authority, Water Pollution Control Loan Fund Series 2023A, Rev., 5.00%, 12/1/2024	3,000	3,042
State of Ohio Series 2023A, GO, 5.00%, 3/15/2027	7,870	8,413
Total Ohio		23,740
Oklahoma — 2.8%
Carter County Public Facilities Authority, Educational Facilities Lease, Ardmore City Schools Project
Rev., 5.00%, 9/1/2025	365	371
Rev., 5.00%, 9/1/2026	820	845
Rev., 5.00%, 9/1/2027	1,250	1,304
Cleveland County Educational Facilities Authority
Series 2021, Rev., 4.00%, 6/1/2026	7,015	7,133
Series 2021, Rev., 4.00%, 6/1/2028	2,200	2,285
Grady County School Finance Authority, Educational Facilities Lease, Minco Public Schools Project
Rev., 5.00%, 9/1/2028	375	403
Rev., 5.00%, 9/1/2029	1,175	1,261
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	47

JPMorgan Short-Intermediate Municipal Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Oklahoma — continued
Muskogee Industrial Trust, Muskogee Public Schools Project
Rev., 5.00%, 9/1/2024	890	895
Rev., 5.00%, 9/1/2025	850	864
Rev., 5.00%, 9/1/2026	1,800	1,850
Rev., 5.00%, 9/1/2027	480	500
Series 2019, Rev., 4.00%, 9/1/2029	3,010	3,019
Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project Rev., 5.00%, 10/1/2025	1,000	1,026
Oklahoma State University, Agricultural Mechanical Colleges Series 2021A, Rev., 5.00%, 9/1/2024	255	257
Wagoner County School Development Authority, Wagoner Public Schools Project Rev., 4.00%, 9/1/2025	625	631
Total Oklahoma		22,644
Oregon — 0.2%
Multnomah County School District No. 1 Portland Series 2023, GO, 5.00%, 6/15/2024	400	402
Port of Portland, International Airport Series 26A, Rev., 5.00%, 7/1/2026	950	977
Total Oregon		1,379
Pennsylvania — 8.4%
Allegheny County Airport Authority, Pittsburgh International Airport
Series 2023A, Rev., AMT, AGM, 5.00%, 1/1/2026	350	359
Series 2023A, Rev., AMT, AGM, 5.00%, 1/1/2027	850	886
Bethlehem Area School District Series 2021, GO, 5.00%, 11/15/2026	4,165	4,398
Charleroi Borough Authority Water System Rev., AGM, 4.00%, 12/1/2024	175	176
Commonwealth of Pennsylvania Series 2016-2, GO, 5.00%, 1/15/2025	630	640
County of Lackawanna
Series 2020B, GO, 4.00%, 9/1/2027	1,480	1,512
Series 2020B, GO, 4.00%, 9/1/2028	1,495	1,528
County of Northampton
Series 2019A, GO, 4.00%, 10/1/2026	750	766
Series 2019A, GO, 4.00%, 10/1/2027	1,565	1,607
Series 2019A, GO, 4.00%, 10/1/2028	920	946
General Authority of Southcentral Pennsylvania, Hanover Hospital, Inc. Rev., 5.00%, 12/1/2026	1,400	1,440
General Authority of Southcentral Pennsylvania, Wellspan Health Obligated Group
Series 2014A, Rev., 5.00%, 6/1/2024	380	381
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
Series 2023A, Rev., 5.00%, 6/1/2029	2,000	2,213
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 5.00%, 9/1/2024	1,000	1,005
Montgomery County Industrial Development Authority, Constellation Energy Generation Series 2023B, Rev., 4.10%, 6/1/2029	5,200	5,363
Panther Valley School District
GO, 2.00%, 10/15/2026	750	713
GO, 2.00%, 10/15/2027	680	639
GO, 2.00%, 10/15/2028	300	278
GO, 2.00%, 10/15/2029	300	273
Penn Hills School District GO, 5.00%, 10/1/2028	3,585	3,890
Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project Series 2021A-2, Rev., 4.60%, 10/1/2026 (b)	5,000	5,051
Pennsylvania Turnpike Commission Series 2023 B, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/11/2024 (b)	15,000	15,000
Pennsylvania Turnpike Commission, Motor License Fund, Enhanced, Subordinate Series 2017-3, Rev., 5.00%, 12/1/2028	1,000	1,070
Pennsylvania Turnpike Commission, Subordinate Series 2021 B, Rev., 5.00%, 12/1/2027	1,000	1,077
School District of Philadelphia (The) Series 2024A, Rev., RAN, 5.00%, 6/28/2024	4,750	4,771
Southeastern Pennsylvania Transportation Authority, Asset Improvement Program Rev., 5.00%, 6/1/2032	100	117
Sports and Exhibition Authority of Pittsburgh and Allegheny County, Sales Tax
Rev., AGM, 5.00%, 2/1/2030	2,925	3,246
Rev., AGM, 5.00%, 2/1/2031	4,750	5,265
State Public School Building Authority, Community College of Philadelphia Project Rev., 5.00%, 6/15/2024	2,625	2,637
Upper St. Clair Township School District
Series 2019B, GO, 4.00%, 10/1/2028	575	593
Series 2019B, GO, 4.00%, 10/1/2029	420	433
Total Pennsylvania		68,273
South Carolina — 0.5%
Patriots Energy Group Financing Agency Series 2023 SUB B-1, Rev., 5.25%, 3/1/2031 (b)	3,665	3,959
Tennessee — 2.3%
City of Chattanooga Series A, Rev., 5.00%, 9/1/2024	125	126
City of Jackson Series 2019, GO, 5.00%, 6/1/2024	115	115
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Tennessee — continued
County of Rutherford Series 2015A, GO, 5.00%, 4/1/2026	1,165	1,189
Johnson City Health and Educational Facilities Board, Ballad Health
Series 2023A, Rev., 5.00%, 7/1/2024	625	627
Series 2023A, Rev., 5.00%, 7/1/2025	760	772
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Chippington Towers Project Rev., 0.45%, 10/1/2024 (b)	10,000	9,771
Tennergy Corp., Gas Supply Series 2021 A, Rev., 4.00%, 9/1/2028 (b)	6,500	6,519
Total Tennessee		19,119
Texas — 6.2%
Abilene Independent School District, Unlimited Tax School Building GO, PSF-GTD, 4.00%, 2/15/2029	2,000	2,087
Arlington Higher Education Finance Corp., Uplift Education Series 2017A, Rev., PSF-GTD, 4.00%, 12/1/2029	1,000	1,025
Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project
Series 2018C, Rev., 5.00%, 8/1/2026	250	262
Series 2018C, Rev., 5.00%, 8/1/2027	200	214
Series 2018C, Rev., 5.00%, 8/1/2029	325	349
Bridge City Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2033	520	595
Carroll Independent School District Series 2019 A, GO, PSF-GTD, 5.00%, 2/15/2025	1,485	1,511
City of Corpus Christi, Utility System Series C, Rev., 5.00%, 7/15/2024	110	111
City of Denton GO, 5.00%, 2/15/2025	270	275
City of El Paso
Series 2023, GO, 5.00%, 8/15/2024	1,030	1,038
Series 2023, GO, 5.00%, 8/15/2025	1,080	1,109
City of Galveston GO, 4.00%, 5/1/2024	635	636
City of Garland, Water and Sewer System Series 2018A, Rev., 5.00%, 3/1/2026	1,030	1,071
City of Houston Airport System, Subordinate Lien Series 2018 B, Rev., 5.00%, 7/1/2025	2,885	2,952
City of Houston, Public Improvement Series 2017A, GO, 5.00%, 3/1/2025	1,235	1,257
City of Lubbock, Electric Light and Power System Series 2022, Rev., AGM, 5.00%, 4/15/2024	920	921
City of Pearland, Permanent Improvement Series 2017, GO, 5.00%, 3/1/2025	125	127
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
Conroe Independent School District, Unlimited Tax Series 2017, GO, PSF-GTD, 5.00%, 2/15/2025	500	509
County of Bexar, Venue Project Series 2015, Rev., AGM, 4.00%, 8/15/2024 (c)	215	216
County of Fort Bend Series B, GO, 5.00%, 3/1/2024	225	225
Dallas Independent School District, Unlimited Tax Series 2021, GO, PSF-GTD, 4.00%, 2/15/2025	5,020	5,064
Eagle Mountain and Saginaw Independent School District Series 2015, GO, PSF-GTD, 5.00%, 8/15/2024	100	101
Elgin Independent School District, Unlimited Tax Series 2022, GO, PSF-GTD, 5.00%, 8/1/2032	1,025	1,205
Forney Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2024	1,310	1,320
Grand Parkway Transportation Corp. Series 2023, Rev., 5.00%, 4/1/2028 (b)	1,000	1,070
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System Series 2014A, Rev., 5.00%, 12/1/2026	1,910	1,933
Harris County Fresh Water Supply District No. 61, Unlimited Tax GO, AGM, 3.00%, 9/1/2025	530	526
Hereford Independent School District, School Building, Unlimited Tax
GO, PSF-GTD, 4.00%, 2/15/2028	1,420	1,462
GO, PSF-GTD, 4.00%, 2/15/2029	1,480	1,523
Irving Hospital Authority, Baylor Scott and White Medical Center
Series 2017A, Rev., 5.00%, 10/15/2028	250	259
Series 2017A, Rev., 5.00%, 10/15/2029	500	517
Lone Star College System Series 2016, GO, 4.00%, 2/15/2032	1,000	1,012
Lower Colorado River Authority, LCRA Transmission Services Corp. Project Series 2023A, Rev., AGM, 5.00%, 5/15/2030	2,250	2,550
North Texas Tollway Authority, First Tier
Series 2023 A, Rev., 5.00%, 1/1/2026	3,740	3,869
Series A, Rev., 4.00%, 1/1/2033	2,500	2,549
S&S Consolidated Independent School District GO, PSF-GTD, 4.00%, 2/15/2028	580	602
State of Texas, College Student Loan Series 2023A, GO, AMT, 5.25%, 8/1/2029	2,470	2,719
Texas Municipal Gas Acquisition & Supply Corp. IV Series 2023A, Rev., 5.50%, 1/1/2030 (b)	3,040	3,269
Texas Municipal Gas Acquisition and Supply Corp. I, Gas Supply, Senior Lien Series 2008D, Rev., 6.25%, 12/15/2026	860	893
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	49

JPMorgan Short-Intermediate Municipal Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Texas Water Development Board Series 2023 A, Rev., 5.00%, 10/15/2024	1,000	1,012
West Travis County Public Utility Agency Rev., 5.00%, 8/15/2027	350	374
Ysleta Independent School District Series 2020, GO, PSF-GTD, 5.00%, 8/15/2024	150	151
Total Texas		50,470
Utah — 0.9%
Utah Infrastructure Agency, Tax-Exempt Telecommunications Series 2017A, Rev., 5.00%, 10/15/2025	5,000	5,061
West Valley City Municipal Building Authority
Rev., AGM, 5.00%, 2/1/2025	250	254
Rev., AGM, 5.00%, 2/1/2027	720	759
Rev., AGM, 5.00%, 2/1/2029	1,070	1,131
Total Utah		7,205
Virginia — 1.6%
County of Henrico Water and Sewer Series 2016, Rev., 5.00%, 5/1/2026 (c)	1,500	1,569
Hampton Roads Transportation Accountability Commission, Transportation Fund, Senior Lien Series 2021A, Rev., BAN, 5.00%, 7/1/2026 (c)	1,870	1,955
Isle Wight County Economic Development Authority, Riverside Health System
Series 2023, Rev., AGM, 5.00%, 7/1/2026	500	521
Series 2023, Rev., AGM, 5.00%, 7/1/2027	360	382
Series 2023, Rev., AGM, 5.00%, 7/1/2028	350	378
Series 2023, Rev., AGM, 5.00%, 7/1/2029	500	549
Series 2023, Rev., AGM, 5.00%, 7/1/2030	750	835
Series 2023, Rev., AGM, 5.00%, 7/1/2031	1,000	1,124
Norfolk Economic Development Authority, Sentara Healthcare Series 2018A, Rev., 5.00%, 11/1/2028 (b)	3,000	3,263
Rappahannock Regional Jail Authority Series 2015, Rev., 5.00%, 10/1/2025 (c)	1,090	1,126
Virginia Small Business Financing Authority, Environmental Facilities Series 2022, Rev., 5.00%, 11/15/2024 (b)	1,500	1,501
Total Virginia		13,203
Washington — 3.0%
Energy Northwest, Columbia Generating Station Series 2017A, Rev., 5.00%, 7/1/2024	185	186
Energy Northwest, Project 3 Electric Series 2018C, Rev., 5.00%, 7/1/2024	125	126
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued
Snohomish County Public Utility District No. 1, Electric System Rev., 5.00%, 12/1/2025	500	517
University of Washington Series 2022C, Rev., 4.00%, 8/1/2027 (b)	7,900	8,103
Washington Health Care Facilities Authority, Commonspirit Health Series 2019B-3, Rev., 5.00%, 8/1/2026 (b)	15,000	15,426
Total Washington		24,358
Wisconsin — 2.4%
State of Wisconsin Series 2016A, GO, 5.00%, 5/1/2026	5,050	5,154
Sun Prairie Area School District GO, 4.00%, 3/1/2028	2,500	2,586
Wauwatosa School District, School Building and Improvement Series 2019A, GO, 5.00%, 3/1/2029	6,025	6,445
Wisconsin Department of Transportation Series 2017-1, Rev., 5.00%, 7/1/2025	1,790	1,838
Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group Series 2018B-2, Rev., 5.00%, 6/24/2026 (b)	3,500	3,621
Wisconsin Health and Educational Facilities Authority, Aspirus, Inc., Obligated Group Rev., 5.00%, 8/15/2025	325	333
Total Wisconsin		19,977
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc. Series 2017A, Rev., 5.00%, 1/1/2027 (c)	1,000	1,063
Total Municipal Bonds (Cost $743,448)		737,845
Collateralized Mortgage Obligations — 0.0% ^
FNMA, REMIC Series 2002-36, Class FS, 5.94%, 6/25/2032 (b)(Cost $15)	15	15
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 8.8%
Investment Companies — 8.8%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (g) (h) (Cost $71,426)	71,419	71,426
Total Investments — 99.3% (Cost $814,889)		809,286
Other Assets Less Liabilities — 0.7%		6,112
NET ASSETS — 100.0%		815,398

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
RE	Reinsured
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SIFMA	The Securities Industry and Financial Markets Association
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(c)	Security is prerefunded or escrowed to maturity.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 29, 2024.
Futures contracts outstanding as of February 29, 2024 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 5 Year Note	388	06/28/2024	USD	41,519	115

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	51

JPMorgan Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 85.6% (a)
Alabama — 1.9%
Black Belt Energy Gas District, Gas Project Series 2023B-2, Rev., LIQ : Royal Bank of Canada, 5.25%, 12/1/2030 (b)	2,000	2,168
County of Jefferson
Series 2024, Rev., 5.25%, 10/1/2042	2,000	2,212
Series 2024, Rev., 5.25%, 10/1/2043	1,000	1,100
Series 2024, Rev., 5.25%, 10/1/2049	1,000	1,074
Montgomery County Public Building Authority, Facilities Project Rev., 5.00%, 3/1/2024 (c)	1,000	1,000
Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 4.00%, 4/1/2024 (b)	300	300
Southeast Energy Authority A Cooperative District Project No.06 Series 2023B, Rev., LIQ : Royal Bank of Canada, 5.00%, 6/1/2030 (b)	5,530	5,872
Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 12/1/2031 (b)	2,000	2,009
UAB Medicine Finance Authority Series 2017B-2, Rev., 3.50%, 9/1/2035	160	158
Total Alabama		15,893
Alaska — 0.3%
Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project Series 2019 A, Rev., 4.00%, 10/1/2049	1,250	1,151
Northern Tobacco Securitization Corp. Series 2021A CL1, Class 1, Rev., 5.00%, 6/1/2031	1,000	1,125
Total Alaska		2,276
Arizona — 1.6%
Arizona Industrial Development Authority, Aliante and Skye Canyon Campus Project Series 2021A, Rev., 4.00%, 12/15/2051 (d)	350	267
Arizona Industrial Development Authority, Doral Academy of Northern Nevada Project Series 2021A, Rev., 4.00%, 7/15/2051 (d)	250	192
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC
Series 2021A, Rev., 4.00%, 11/1/2051	1,300	1,204
Series 2022A, Rev., 4.25%, 11/1/2052	800	769
Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project Series 2019A, Rev., 4.50%, 1/1/2049	4,000	2,305
Arizona Industrial Development Authority, National Charter School Revolving Loan Fund Series 2023A, Rev., 5.25%, 11/1/2048	2,000	2,153
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued
City of Phoenix Civic Improvement Corp., Junior Lien, Airport System Series 2019A, Rev., 4.00%, 7/1/2049	50	49
City of Phoenix Civic Improvement Corp., Junior Lien, Water System Series 2021A, Rev., 4.00%, 7/1/2040	3,375	3,470
Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC - Arizona State University Project
Series 2018A, Rev., 5.00%, 7/1/2032	350	363
Series 2018A, Rev., 5.00%, 7/1/2037	200	205
Salt River Project Agricultural Improvement and Power District, Arizona Electric System Series 2023B, Rev., 5.25%, 1/1/2053	2,000	2,237
Total Arizona		13,214
Arkansas — 0.0% ^
University of Arkansas, Various Facilities Fayetteville Series 2016A, Rev., 5.00%, 11/1/2037	185	192
California — 5.0%
California Community Choice Financing Authority, Clean Energy Project
Series 2023B-1, Rev., 5.00%, 8/1/2029 (b)	2,565	2,704
Series 2023 G-1, Rev., 5.25%, 4/1/2030 (b)	2,500	2,668
California County Tobacco Securitization Agency, Los Angeles County Securitization Corp.
Series 2020A, Rev., 5.00%, 6/1/2029	110	120
Series 2020A, Rev., 4.00%, 6/1/2034	510	533
California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2026 (c)	500	511
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project
Series 2020A-3, Rev., AMT, 8.00%, 8/15/2024 (b) (d)	2,000	2,034
Series 2020A, Rev., AMT, 3.95%, 1/30/2025 (b) (d)	2,480	2,480
California Infrastructure and Economic Development Bank, California Academy of Science Series 2024A, Rev., 3.25%, 8/1/2029 (e)	5,000	5,045
California Municipal Finance Authority, Community Health System Series 2021A, Rev., 4.00%, 2/1/2051	365	325
California Public Finance Authority, Henry Mayo Newhall Hospital
Rev., 5.00%, 10/15/2037	500	506
Rev., 5.00%, 10/15/2047	1,000	1,002
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
California School Finance Authority, Green Dot Public School Projects
Series 2018A, Rev., 5.00%, 8/1/2024 (d)	160	160
Series 2018A, Rev., 5.00%, 8/1/2025 (d)	150	152
Series 2018A, Rev., 5.00%, 8/1/2026 (d)	150	153
Series 2018A, Rev., 5.00%, 8/1/2027 (d)	150	155
California Statewide Communities Development Authority, Marin General Hospital Project Series 2018A, Rev., 4.00%, 8/1/2045	2,130	1,923
CSCDA Community Improvement Authority, Essential Housing, Pasadena Portfolio Series 2021A-1, Rev., 2.65%, 12/1/2046 (d)	365	282
Encinitas Union School District, Election 2010
Series 2015, GO, Zero Coupon, 8/1/2025	2,000	1,113
Series 2015, GO, Zero Coupon, 8/1/2025	3,000	1,514
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Series 2021 B, Rev., 3.00%, 6/1/2046	1,240	1,143
Mount San Antonio Community College District, Election of 2008 Series 2013A, GO, Zero Coupon, 8/1/2043	7,150	7,063
San Diego County Regional Airport Authority
Series 2023B, Rev., AMT, 5.00%, 7/1/2048	5,540	5,851
Series 2023B, Rev., AMT, 5.00%, 7/1/2053	2,500	2,615
San Francisco City and County Airport Commission, San Francisco International Airport Series 2019A, Rev., AMT, 4.00%, 5/1/2049	1,325	1,253
Total California		41,305
Colorado — 2.6%
Boulder Valley School District No. Re-2 Boulder GO, 4.13%, 12/1/2046	5,000	5,068
City and County of Denver, Airport System Series 2022A, Rev., AMT, 5.50%, 11/15/2042	3,465	3,900
Colorado Educational and Cultural Facilities Authority, Global Village Academy Northglenn Project Rev., 5.00%, 12/1/2050 (d)	740	624
Colorado Educational and Cultural Facilities Authority, James Irwin Educational Foundation
Series 2022, Rev., 5.00%, 9/1/2052	750	751
Series 2022, Rev., 5.00%, 9/1/2057	1,750	1,751
Colorado Health Facilities Authority, CommonSpirit Health Series 2019A-1, Rev., 4.00%, 8/1/2044	2,565	2,472
Colorado Health Facilities Authority, Vail Valley Medical Centre Project Rev., 4.00%, 1/15/2045	1,095	1,052
Denver Health and Hospital Authority Series A, Rev., 5.25%, 12/1/2045	1,000	1,000
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued
Raindance Metropolitan District No. 1, Non-Potable Water System Rev., 5.25%, 12/1/2050	1,000	991
State of Colorado Department of Transportation Headquarters Facilities, Headquarters Facilities Lease Purchase Agreement COP, 5.00%, 6/15/2041	1,000	1,027
Transport Metropolitan District No. 3, Limited Tax Series 2021A-1, GO, 5.00%, 12/1/2041	1,700	1,483
Verve Metropolitan District No. 1 GO, 6.75%, 12/1/2052	1,500	1,466
Total Colorado		21,585
Connecticut — 0.3%
City of Norwalk Series 2023, GO, 4.25%, 8/15/2053	1,000	1,006
Stamford Housing Authority, The Dogwoods Project Rev., BAN, 11.00%, 12/1/2027 (d)	1,000	971
State of Connecticut Series A, GO, 5.00%, 4/15/2029	150	160
Total Connecticut		2,137
Delaware — 0.3%
Delaware State Economic Development Authority, Acts Retirement-Life Communities, Inc., Obligated Group
Series 2023B, Rev., 5.00%, 11/15/2038	770	815
Series 2018B, Rev., 5.00%, 11/15/2048	1,000	1,019
Delaware State Economic Development Authority, Newark Charter School, Inc., Project
Series A, Rev., 5.00%, 9/1/2036	500	515
Series A, Rev., 5.00%, 9/1/2046	500	505
Total Delaware		2,854
District of Columbia — 2.9%
District of Columbia, Kipp DC Project Rev., 4.00%, 7/1/2039	1,925	1,858
District of Columbia, Medlantic/Helix Issue, Tranche II Series 1998A, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/11/2024 (b)	10,000	10,000
District of Columbia, Rocketship Obligated Group Series 2021A, Rev., 5.00%, 6/1/2041 (d)	1,130	1,091
Metropolitan Washington Airports Authority Aviation
Series A, Rev., AMT, 5.00%, 10/1/2031	2,675	2,771
Series 2021A, Rev., AMT, 4.00%, 10/1/2040	3,250	3,239
Washington Metropolitan Area Transit Authority Series 2018, Rev., 5.00%, 7/1/2043	5,010	5,208
Total District of Columbia		24,167
Florida — 2.8%
City of Kissimmee, Sales Tax Series 2022A, Rev., 4.00%, 10/1/2051	8,110	7,806
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	53

JPMorgan Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
City of Pompano Beach, John Knox Village Project Series 2021A, Rev., 4.00%, 9/1/2051	3,400	2,637
City of Tampa, The University of Tampa Project Series 2020A, Rev., 4.00%, 4/1/2050	2,000	1,892
County of Hillsborough, Parks and Recreation Program GO, NATL - RE, 5.25%, 7/1/2025	1,200	1,222
County of Miami-Dade, Transit System Series 2020A, Rev., 4.00%, 7/1/2047	4,275	4,158
Florida Gulf Coast University Financing Corp., Housing Project Series 2020A, Rev., 4.00%, 2/1/2037	225	229
Lee County School Board (The) Series 2023A, COP, 4.00%, 8/1/2048	2,500	2,436
Miami-Dade County Health Facilities Authority, Niklaus Children's Hospital Series 2021A, Rev., 4.00%, 8/1/2046	860	844
Middleton Community Development District A, City of Wildwood, Florida Special Assessment Series 2022, 6.10%, 5/1/2042	1,000	1,048
Village Community Development District No. 15 5.00%, 5/1/2043 (d)	750	766
Total Florida		23,038
Georgia — 2.8%
Carroll City-County Hospital Authority, Tanner Medical Center Project Rev., GTD, 4.00%, 7/1/2045	1,250	1,223
Downtown Development Authority of The City of Dalton, Hamilton Health Care System Rev., NATL - RE, 5.50%, 8/15/2026	1,210	1,242
George L Smith II Congress Center Authority, Convention Center Hotel First Series 2021A, Rev., 4.00%, 1/1/2054	1,000	886
George L Smith II Congress Center Authority, Convention Center Hotel Second Series 2021B, Rev., 5.00%, 1/1/2054 (d)	1,145	1,028
Main Street Natural Gas, Inc., Gas Supply
Series 2022B, Rev., 5.00%, 6/1/2029 (b)	6,500	6,831
Series 2023E SUB E1, Rev., 5.00%, 6/1/2031 (b)	6,770	7,228
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 and 4 Project Series 2019B, Rev., 5.00%, 1/1/2059	5,000	5,055
Total Georgia		23,493
Idaho — 0.2%
Boise State University General Project Series 2023A, Rev., 5.00%, 4/1/2048	1,595	1,753
Illinois — 3.5%
Chicago Midway International Airport, Senior Lien
Series 2023A, Rev., AMT, 5.75%, 1/1/2048	1,665	1,866
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
Series 2023A, Rev., AMT, 5.50%, 1/1/2053	2,195	2,397
Chicago O'Hare International Airport, General Airport, Senior Lien
Series C, Rev., 5.00%, 1/1/2025	105	107
Series 2018B, Rev., 5.00%, 1/1/2053	3,000	3,139
City of Chicago, Waterworks, Second Lien
Series 2023B, Rev., AGM, 4.00%, 11/1/2040	1,000	1,016
Series 2023A, Rev., AGM, 5.25%, 11/1/2053	635	692
Cook County School District No. 99 Cicero, Limited Tax Series 2019B, GO, 5.00%, 12/1/2024	185	187
Illinois Finance Authority, Mercy Health System Rev., 5.00%, 12/1/2046	305	309
Illinois Housing Development Authority Series 2024 A, Rev., GNMA / FNMA / FHLMC, 6.00%, 10/1/2054 (e)	1,000	1,091
Sales Tax Securitization Corp.
Series 2018C, Rev., 5.00%, 1/1/2026	3,500	3,611
Series 2018C, Rev., 5.25%, 1/1/2043	1,500	1,592
State of Illinois
GO, 5.00%, 5/1/2024	205	205
Series 2017D, GO, 5.00%, 11/1/2024	325	328
Series 2022B, GO, 5.00%, 3/1/2033	6,000	6,791
Series 2021A, GO, 5.00%, 3/1/2036	3,250	3,587
GO, 4.00%, 6/1/2037	45	45
Series 2023B, GO, 4.50%, 5/1/2048	615	611
State of Illinois, Sales Tax Series 2021C, Rev., 5.00%, 6/15/2032	45	51
Village of Bolingbrook Series 2018A, GO, AGM, 5.00%, 1/1/2033	1,000	1,059
Will County School District No 86 Joliet Series 2015A, GO, 4.00%, 3/1/2024	220	220
Winnebago and Boone Counties School District No. 205 Rockford Series 2015B, GO, 3.75%, 2/1/2033	35	35
Total Illinois		28,939
Indiana — 0.2%
City of Goshen, Multi-Family, Green Oaks of Goshen Project Series 2021A, Rev., 5.00%, 8/1/2041 (d)	500	408
Indiana Finance Authority, CHF- Tippecanoe LLC- Student Housing Project Series 2023A, Rev., 5.00%, 6/1/2053	900	930
Indiana Finance Authority, Educational Facilities, Kipp Indianapolis, Inc., Project Series 2020A, Rev., 5.00%, 7/1/2055	460	426
Indiana Finance Authority, Parkview Health System, Inc. Series 2018A, Rev., 4.00%, 11/1/2048	50	47
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Indiana — continued
Indiana Health and Educational Facilities Financing Authority, Ascension Senior Credit Group Series 2006B-1, Rev., 4.00%, 11/15/2046	15	14
Indiana State University, Housing and Dining System Rev., 5.00%, 4/1/2029	30	33
Total Indiana		1,858
Kentucky — 0.4%
Kentucky Public Energy Authority Series 2023 A-1, Rev., 5.25%, 2/1/2032 (b)	3,335	3,595
Louisiana — 2.8%
Louisiana Public Facilities Authority, Lincoln Preparatory School Project Series 2021A, Rev., 5.25%, 6/1/2051 (d)	1,140	958
Louisiana Public Facilities Authority, Mentorship Steam Academy Project Series 2021A, Rev., 5.00%, 6/1/2056 (d)	740	585
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Series 2015, Rev., 5.00%, 5/15/2047	1,055	1,064
State of Louisiana Gasoline and Fuels Tax, Second Lien Series 2023A-1, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (b)	20,000	20,000
Tobacco Settlement Financing Corp. Series 2013A, Rev., 5.25%, 5/15/2035	815	821
Total Louisiana		23,428
Maine — 0.3%
Maine Health and Higher Educational Facilities Authority, Mainehealth Series 2021A, Rev., AGM, 4.00%, 7/1/2038	350	358
Maine Health and Higher Educational Facilities Authority, MaineHealth Series 2020A, Rev., 4.00%, 7/1/2045	2,355	2,315
Total Maine		2,673
Maryland — 0.9%
Maryland Health and Higher Educational Facilities Authority, Medstar Health Issue Series 2017A, Rev., 5.00%, 5/15/2042	5,000	5,110
Maryland State Transportation Authority Series 2021 A, Rev., 5.00%, 7/1/2046	2,115	2,310
Total Maryland		7,420
Massachusetts — 1.1%
City of Quincy
Series 2023 B, GO, 5.00%, 12/15/2041	50	57
Series 2023 B, GO, 5.00%, 12/15/2042	285	324
Series 2023 B, GO, 5.00%, 12/15/2043	250	282
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — continued
Commonwealth of Massachusetts, Consolidated Loan of 2016 Series 2016J, GO, 4.00%, 12/1/2039	3,690	3,698
Massachusetts Port Authority, Bosfuel Project Series 2019 A, Rev., AMT, 5.00%, 7/1/2049	4,675	4,814
Total Massachusetts		9,175
Michigan — 1.9%
City of Detroit, Unlimited Tax
Series 2021A, GO, 4.00%, 4/1/2041	300	275
Series 2021A, GO, 4.00%, 4/1/2042	350	318
Michigan Finance Authority, Henry Ford Health System
Rev., 4.00%, 11/15/2046	480	449
Series 2019A, Rev., 4.00%, 11/15/2050	4,890	4,453
Michigan State Building Authority, Facilities Program Series 2023-II, Rev., 4.00%, 10/15/2047	675	675
Michigan State Housing Development Authority, Single Family Mortgage Series 2015A, Rev., AMT, 4.00%, 6/1/2046	10	10
Michigan Strategic Fund, Graphic Packaging International, LLC Coated Recycled Board Machine Project Rev., AMT, 4.00%, 10/1/2026 (b)	5,000	5,011
State of Michigan Trunk Line Series 2021A, Rev., 4.00%, 11/15/2044	4,295	4,369
West Ottawa Public Schools, School Building and Site, Unlimited Tax Series 2014-1, GO, 4.00%, 5/1/2024 (c)	25	25
Total Michigan		15,585
Minnesota — 0.5%
Aurora Independent School District No. 2711, School Building, Capital Appreciation
Series 2017B, GO, Zero Coupon, 2/1/2026	150	140
Series 2017B, GO, Zero Coupon, 2/1/2027	400	361
Series 2017B, GO, Zero Coupon, 2/1/2028	225	196
Series 2017B, GO, Zero Coupon, 2/1/2030	880	703
City of Minneapolis, Health Care System, Fairview Health Services Series 2018A, Rev., 4.00%, 11/15/2048	3,000	2,669
Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, City Living Home Programs Series 2007A-2, Rev., GNMA / FNMA / FHLMC, 5.52%, 3/1/2041	25	25
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	55

JPMorgan Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Minnesota — continued
Minnesota Housing Finance Agency, Residential Housing Finance
Series C, Rev., AMT, GNMA / FNMA / FHLMC, 4.00%, 1/1/2045	165	164
Series 2017B, Rev., AMT, GNMA / FNMA / FHLMC COLL, 4.00%, 7/1/2047	95	94
Total Minnesota		4,352
Mississippi — 0.9%
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc., Project Series 2011C, Rev., VRDO, 2.90%, 3/1/2024 (b)	6,625	6,625
Mississippi Development Bank, Special Obligation, Water and Sewer System Project Rev., AGM, 6.88%, 12/1/2040	1,000	1,004
Total Mississippi		7,629
Missouri — 0.8%
Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects
Series 2019A, Rev., 5.00%, 2/1/2034	1,000	1,011
Series 2019A, Rev., 5.00%, 2/1/2042	1,000	977
Health and Educational Facilities Authority of the State of Missouri, St. Luke's Episcopal-Presbyterian Hospitals Rev., 5.00%, 12/1/2030	260	279
Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program Series B2, Rev., GNMA / FNMA / FHLMC, 4.00%, 11/1/2045	105	105
Missouri Housing Development Commission, Single Family, First Place Homeownership Loan Program Series 2024 A, Rev., GNMA / FNMA / FHLMC, 5.75%, 5/1/2055 (e)	1,000	1,092
Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series 2015 B, Rev., 5.00%, 7/1/2026	2,890	2,964
Total Missouri		6,428
Nebraska — 2.1%
Central Plains Energy Project, Gas Project No. 3
Series A, Rev., 5.00%, 9/1/2035	1,500	1,624
Series 2017A, Rev., 5.00%, 9/1/2042	750	811
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nebraska — continued
Central Plains Energy Project, Gas Project No. 5 Series 2022-1, Rev., 5.00%, 10/1/2029 (b)	7,625	8,003
Omaha Public Power District, Electric System Series 2021B, Rev., 4.00%, 2/1/2046	6,635	6,673
Total Nebraska		17,111
Nevada — 0.4%
City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Series 2018B, Rev., AGM, 4.00%, 6/1/2048	375	357
Las Vegas Convention and Visitors Authority, Convention Center Expansion Series 2018B, Rev., 4.00%, 7/1/2049	2,500	2,351
Las Vegas Valley Water District, Limited Tax Series 2022A, GO, 4.00%, 6/1/2046	1,000	991
Total Nevada		3,699
New Hampshire — 0.1%
New Hampshire Business Finance Authority, University of Nevada Reno Project Series 2023A, Rev., 4.50%, 6/1/2053	1,075	1,076
New Jersey — 2.3%
Borough of Dumont, County of Bergen GO, 4.00%, 5/1/2040	515	530
New Jersey Economic Development Authority, Biomedical Research Facilities Series 2016A, Rev., 5.00%, 7/15/2027	240	249
New Jersey Economic Development Authority, State House Project Series 2017B, Rev., 4.13%, 6/15/2039	2,800	2,853
New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series 2018A, Rev., 4.50%, 10/1/2048	410	412
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series A-1, Rev., 5.00%, 6/15/2027	2,670	2,793
New Jersey Transportation Trust Fund Authority, Transportation Program Series 2020AA, Rev., 4.00%, 6/15/2045	1,400	1,373
New Jersey Transportation Trust Fund Authority, Transportation System Series 2008A, Rev., Zero Coupon, 12/15/2036	10,355	6,482
New Jersey Turnpike Authority Series 2017G, Rev., 4.00%, 1/1/2043	1,000	1,000
Tobacco Settlement Financing Corp.
Series 2018A, Rev., 4.00%, 6/1/2037	1,000	1,016
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New Jersey — continued
Series 2018A, Rev., 5.00%, 6/1/2046	1,000	1,023
Series 2018A, Rev., 5.25%, 6/1/2046	1,500	1,555
Total New Jersey		19,286
New Mexico — 0.0% ^
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Series B-1, Class I, Rev., AMT, GNMA / FNMA / FHLMC, 3.75%, 3/1/2048	225	222
New York — 14.1%
Build NYC Resource Corp., Grand Concourse Academy Charter School Series 2022A, Rev., 5.00%, 7/1/2052	350	352
City of New York, Fiscal Year 2006 Series 2006, Subseries I-4, GO, VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (b)	10,000	10,000
City of New York, Fiscal Year 2020 Series 2020D-1, GO, 4.00%, 3/1/2050	650	635
Dutchess County Local Development Corp., Millbrook School Project Series 2021, Rev., 4.00%, 9/1/2051	1,030	947
Metropolitan Transportation Authority, Dedicated Tax Fund Series B-1, Rev., 5.00%, 11/15/2035	95	102
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2020 Series 2022FF, Rev., 4.00%, 6/15/2041	2,500	2,530
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2022 Series 2022, Subseries BB-1, Rev., 4.00%, 6/15/2045	2,180	2,180
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2024 Series 2024, Subseries AA-1, Rev., 5.25%, 6/15/2053	2,700	3,016
New York City Transitional Finance Authority Building Aid, Subordinate Series 2016S-1, Rev., 4.00%, 7/15/2040	410	410
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Series 2019 A-1, Rev., 5.00%, 8/1/2040	5,000	5,321
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2022
Series 2022B, Subseries B-1, Rev., 4.00%, 8/1/2038	470	484
Series 2022B, Subseries B-1, Rev., 4.00%, 8/1/2045	2,450	2,407
Series 2022F, Subseries F-1, Rev., 5.00%, 2/1/2051	5,000	5,350
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2023
Series 2023, Subseries A-2, Rev., VRDO, LIQ : UBS AG, 3.65%, 3/1/2024 (b)	12,000	12,000
Series 2023F, Subseries F-1, Rev., 4.00%, 2/1/2051	1,250	1,205
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2024 Series 2024F, Subseries F-1, Rev., 5.25%, 2/1/2053	1,000	1,104
New York Liberty Development Corp., Secured by Port Authority Series 1WTC-2021, Rev., 2.75%, 2/15/2044	1,900	1,455
New York Power Authority, Green Transmission Project
Series 2023 A, Rev., AGM, 5.13%, 11/15/2058	5,000	5,527
Series 2023 A, Rev., AGM, 5.13%, 11/15/2063	4,000	4,404
New York State Dormitory Authority Series 2020A, Rev., 4.00%, 7/1/2053	2,500	2,419
New York State Dormitory Authority, Northwell Health Obligated Group Series 2022A, Rev., 5.00%, 5/1/2052	3,970	4,214
New York State Dormitory Authority, Personal Income Tax Series 2019D, Rev., 4.00%, 2/15/2047	3,500	3,429
New York State Dormitory Authority, St. John's University Series 2021A, Rev., 4.00%, 7/1/2035	125	131
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2020A, Rev., 4.00%, 3/15/2044	2,000	1,992
New York State Dormitory Authority, State Sales Tax Series 2018A, Rev., 5.00%, 3/15/2037	40	43
New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2020C, Rev., 4.00%, 3/15/2041	110	111
New York State Urban Development Corp., State Sales Tax Series 2021A, Rev., 4.00%, 3/15/2046	2,000	1,971
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project
Rev., AMT, 4.00%, 10/1/2030	4,255	4,246
Series 2018, Rev., AMT, 5.00%, 1/1/2031	2,000	2,066
Rev., AMT, 5.00%, 1/1/2034	1,125	1,161
Series 2018, Rev., AMT, 4.00%, 1/1/2036	1,500	1,481
Rev., AMT, 4.38%, 10/1/2045	1,200	1,179
New York Transportation Development Corp., JFK International Airport New Terminal One Project Series 2023, Rev., AMT, AGM, 5.00%, 6/30/2049	2,800	2,938
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	57

JPMorgan Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Port Authority of New York and New Jersey, Consolidated
Series 242, Rev., AMT, 5.00%, 12/1/2044	4,500	4,865
Series 93, Rev., 6.13%, 6/1/2094	7,320	7,349
Suffolk County Economic Development Corp., St. Johnland Assisted Living Inc., Project Series 2021, Rev., 5.38%, 11/1/2054 (d)	750	605
Suffolk Tobacco Asset Securitization Corp. Series 2021 A-2, Rev., 5.00%, 6/1/2032	2,245	2,509
Town of Orangetown, Rockland County, Sparkill- Palisades Fire District
GO, AGM, 4.00%, 11/15/2040	220	221
GO, AGM, 4.00%, 11/15/2041	205	205
GO, AGM, 4.00%, 11/15/2042	315	316
GO, AGM, 4.00%, 11/15/2043	325	325
Triborough Bridge and Tunnel Authority Sales Tax, TBTA Capital Lockbox Series 2023A, Rev., 4.13%, 5/15/2053	2,250	2,196
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels
Series 2022A, Rev., 4.00%, 5/15/2041	2,150	2,172
Series 2022A, Rev., 4.00%, 5/15/2051	2,000	1,931
Triborough Bridge and Tunnel Authority, Payroll Mobility Tax Series 2021A-1, Rev., 4.00%, 5/15/2046	1,000	978
Utility Debt Securitization Authority Series 2013TE, Rev., 5.00%, 3/14/2024	4,250	4,252
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project Series 2021C-EFRB, Rev., 3.20%, 7/1/2028 (d)	1,375	1,347
Westchester County Local Development Corp., The Bethel Methodist Home D/B/A, The Knolls Project Series 2020A, Rev., 5.13%, 7/1/2055	1,100	856
Westchester Tobacco Asset Securitization Corp., Tobacco Settlement Series B, Rev., 5.00%, 6/1/2025	130	133
Total New York		117,070
North Carolina — 0.1%
North Carolina Housing Finance Agency, Homeownership Series 37-A, Rev., AMT, 3.50%, 7/1/2039	55	54
Water and Sewer Authority of Cabarrus County Series 2024, Rev., 4.00%, 6/1/2049	1,000	988
Total North Carolina		1,042
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — 4.0%
Buckeye Tobacco Settlement Financing Authority Series 2020B-2, Class 2, Rev., 5.00%, 6/1/2055	12,465	11,877
Butler County Port Authority, Community First Solutions Series 2021A, Rev., 4.00%, 5/15/2046	250	234
City of Upper Arlington Nontax Series 2023, Rev., 5.25%, 12/1/2053	2,500	2,673
County of Allen, Hospital Facilities, Bon Secours Mercy Health, Inc. Series 2015A, Rev., 4.25%, 11/1/2045	2,000	2,002
County of Franklin, Health Care Facilities, Ohio Living Communities Series 2020B, Rev., 5.00%, 7/1/2045	5,565	5,139
County of Hardin, Economic Development Facilities Improvement, Ohio Northern University Rev., 5.25%, 5/1/2040	1,425	1,353
Jefferson County Port Authority, JSW Steel USA Ohio, Inc., Project Series 2023, Rev., 5.00%, 12/1/2028 (b) (d)	2,655	2,696
Northeast Ohio Medical University Series 2021A, Rev., 3.00%, 12/1/2040	250	202
Ohio Air Quality Development Authority, Duke Energy Corp. Series 2022A, Rev., AMT, 4.25%, 6/1/2027 (b)	2,575	2,599
Ohio Water Development Authority, Drinking Water Assistance Fund
Series 2022A, Rev., 5.00%, 12/1/2039	560	642
Series 2022A, Rev., 5.00%, 12/1/2040	1,250	1,424
Series 2022A, Rev., 5.00%, 12/1/2042	1,000	1,130
Olmsted Falls City School District Series 2017A, GO, 4.00%, 12/1/2051	1,000	945
Total Ohio		32,916
Oklahoma — 0.1%
Oklahoma Development Finance Authority, Health System, OU Medicine Project Series 2018B, Rev., AGM, 4.00%, 8/15/2048	700	640
Oregon — 1.0%
City of Portland, Sewer System Series 2023 A, Rev., 5.00%, 12/1/2040	6,000	6,885
County of Benton GO, 4.13%, 6/1/2053	1,000	989
Deschutes County Hospital Facilities Authority, St. Charles Health System Series 2020A, Rev., 4.00%, 1/1/2037	210	211
Total Oregon		8,085
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Pennsylvania — 7.6%
Allegheny County Airport Authority, Pittsburgh International Airport Series 2023A, Rev., AMT, AGM, 5.50%, 1/1/2053	1,000	1,092
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 4.00%, 4/1/2044	2,000	1,884
Chester County Industrial Development Authority, Longwood Gardens Project Series 2021, Rev., 4.00%, 12/1/2046	1,250	1,227
Commonwealth Financing Authority, Tobacco Master Settlement Payment
Rev., 5.00%, 6/1/2029	110	118
Rev., AGM, 4.00%, 6/1/2039	9,975	10,055
Commonwealth of Pennsylvania Series 2018A, COP, 4.00%, 7/1/2046	1,200	1,159
DuBois Hospital Authority, Penn Highlands Healthcare Rev., 4.00%, 7/15/2048	1,200	1,084
Erie City Water Authority Series 2018A, Rev., AGM, 5.00%, 12/1/2043	1,500	1,593
General Authority of Southcentral Pennsylvania, Wellspan Health Obligated Group Series 2019E, Rev., VRDO, LIQ : US Bank NA, 2.80%, 3/1/2024 (b)	10,000	10,000
Lancaster County Hospital Authority, Health Center, Masonic Villages Project
Rev., 5.00%, 11/1/2034	35	36
Rev., 5.00%, 11/1/2036	510	522
Rev., 5.00%, 11/1/2037	250	255
Montgomery County Higher Education and Health Authority, Thomas Jefferson University
Series 2018A, Rev., 4.00%, 9/1/2038	3,725	3,746
Series 2018A, Rev., 4.00%, 9/1/2043	3,740	3,621
Montgomery County Industrial Development Authority, Acts Retirement-Life Communities, Inc., Obligated Group Series 2020C, Rev., 5.00%, 11/15/2045	375	387
Montgomery County Industrial Development Authority, Waverly Heights Ltd., Project Rev., 5.00%, 12/1/2044	350	357
Pennsylvania Economic Development Financing Authority, Junior Guaranteed, Capitol Region Parking System Series 2024 B, Rev., GTD, 4.25%, 1/1/2050 (e)	1,000	968
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges Rev., AMT, AGM, 5.00%, 12/31/2057	2,825	2,975
Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2017-122, Rev., AMT, 4.00%, 10/1/2046	145	144
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
Pennsylvania Turnpike Commission Series 2023 B, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/11/2024 (b)	10,000	10,000
Pennsylvania Turnpike Commission Oil Franchise Tax Series 2021B, Rev., 4.00%, 12/1/2051	10,000	9,571
Philadelphia Authority for Industrial Development, MAST Community Charter School II Project Series 2020A, Rev., 5.00%, 8/1/2040	315	316
School District of Philadelphia (The) Series 2018B, GO, AGM, 4.00%, 9/1/2043	1,250	1,252
West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project Rev., 5.00%, 12/15/2038	750	723
Total Pennsylvania		63,085
Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Series A-2, Rev., 4.78%, 7/1/2058	1,250	1,244
South Carolina — 0.6%
Horry County School District Series 2015A, GO, SCSDE, 4.00%, 3/1/2028	2,085	2,102
Patriots Energy Group Financing Agency Series 2023 SUB B-1, Rev., 5.25%, 3/1/2031 (b)	2,665	2,879
Total South Carolina		4,981
Tennessee — 3.8%
City of Cleveland Series 2018B, GO, 4.00%, 6/1/2028 (c)	410	434
Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group Series 2018A, Rev., 4.00%, 7/1/2040	4,000	3,941
Knox County Health Educational and Housing Facility Board, University of Tennessee Project Series 2024A-1, Rev., 5.50%, 7/1/2054	750	823
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Blakeford at Green Hills Series 2020A, Rev., 4.00%, 11/1/2038	1,305	1,104
Metropolitan Government Nashville and Davidson County, Health and Educational Facilities Board, Belmont University Series 2023, Rev., 5.25%, 5/1/2048	1,250	1,360
Metropolitan Nashville Airport Authority (The)
Series 2022B, Rev., AMT, 5.00%, 7/1/2052	1,975	2,054
Series 2022B, Rev., AMT, 5.50%, 7/1/2052	4,165	4,539
Metropolitan Nashville Airport Authority (The), Subordinate Airport Series 2019A, Rev., 5.00%, 7/1/2049	5,500	5,805
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	59

JPMorgan Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Tennessee — continued
Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project
Series 2019A, Rev., 5.75%, 10/1/2054	1,000	707
Series 2019A, Rev., 5.75%, 10/1/2059	1,500	1,042
Tennergy Corp., Gas Supply Series 2021 A, Rev., 4.00%, 9/1/2028 (b)	10,110	10,139
Total Tennessee		31,948
Texas — 10.0%
Aledo Independent School District, Unlimited Tax
GO, PSF-GTD, 5.00%, 2/15/2048	2,000	2,170
Series 2023, GO, PSF-GTD, 5.00%, 2/15/2053	4,400	4,720
Birdville Independent School District, Unlimited Tax Series 2023A, GO, PSF-GTD, 5.00%, 2/15/2045	2,785	3,080
City of Denton GO, 4.00%, 2/15/2053	4,985	4,848
City of Fort Worth Series 2023, Rev., 4.25%, 2/15/2053	3,600	3,586
City of Houston, Airport System, United Airlines, Inc., Terminal E Project Rev., AMT, 5.00%, 7/1/2029	2,500	2,500
City of Houston, Combined Utility System, Junior Lien Series 2002A, Rev., AGM, 5.75%, 12/1/2032 (c)	2,500	3,132
Clifton Higher Education Finance Corp., Idea Public Schools Rev., 6.00%, 8/15/2033	1,250	1,252
Clifton Higher Education Finance Corp., Yes Prep Public School, Inc. Series 2023, Rev., PSF-GTD, 4.25%, 4/1/2048	1,000	996
Conroe Independent School District, Unlimited Tax Series 2024, GO, PSF-GTD, 4.00%, 2/15/2049	2,250	2,182
Conroe Local Government Corp., Conroe Convention Center Hotel Series 2021A, Rev., 4.00%, 10/1/2050	550	428
County of Harris Series 2023A, GO, 5.00%, 9/15/2048	2,000	2,193
County of Harris, Unlimited Tax Series 2023A, GO, 4.25%, 9/15/2048	2,000	2,006
Crandall Independent School District, Unlimited Tax
Series 2023, GO, PSF-GTD, 5.00%, 2/1/2048	1,000	1,102
Series 2023, GO, PSF-GTD, 5.00%, 8/15/2048	315	344
Series 2022, GO, PSF-GTD, 4.00%, 8/15/2051	2,160	2,073
GO, PSF-GTD, 4.25%, 2/1/2053	500	500
GO, PSF-GTD, 5.25%, 2/1/2053	1,000	1,112
Series 2023, GO, PSF-GTD, 5.00%, 8/15/2053	1,000	1,080
Hutto Independent School District, Unlimited Tax Series 2023, GO, PSF-GTD, 5.00%, 8/1/2053	2,000	2,174
Johnson City Independent School District
Series 2023, GO, PSF-GTD, 5.00%, 2/15/2047	1,915	2,106
Series 2023, GO, PSF-GTD, 4.13%, 2/15/2051	3,270	3,226
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
Series 2023, GO, PSF-GTD, 4.13%, 2/15/2052	3,405	3,347
Series 2023, GO, PSF-GTD, 4.13%, 2/15/2053	3,550	3,474
Kermit Independent School District, Unlimited Tax Series 2023, GO, PSF-GTD, 5.00%, 2/15/2053	4,000	4,319
Lamar Consolidated Independent School District, Unlimited Tax Series 2023 A, GO, PSF-GTD, 5.00%, 2/15/2053	5,000	5,418
Leander Independent School District, Unlimited Tax Series A, GO, PSF-GTD, Zero Coupon, 8/15/2035	3,020	1,839
Lewisville Independent School District, Unlimited Tax Series 2015, GO, 5.00%, 8/15/2024	150	151
Marshall Independent School District, Unlimited Tax Series 2023, GO, PSF-GTD, 4.00%, 2/15/2045	2,525	2,530
Melissa Independent School District, Unlimited Tax Series 2023, GO, PSF-GTD, 4.25%, 2/1/2053	2,225	2,236
Mount Vernon Independent School District, Unlimited Tax Series 2023, GO, PSF-GTD, 5.00%, 8/15/2048	3,500	3,804
Newark Higher Education Finance Corp., The Hughen Center, Inc.
Series 2022A, Rev., PSF-GTD, 5.00%, 8/15/2047	250	268
Series 2022A, Rev., PSF-GTD, 5.00%, 8/15/2052	250	266
Series 2022A, Rev., PSF-GTD, 5.00%, 8/15/2057	600	636
North Texas Tollway Authority, Second Tier Rev., 4.00%, 1/1/2038	200	202
Permanent University Fund - Texas A&M University System Series 2015A, Rev., 5.50%, 7/1/2026	1,010	1,042
San Antonio Education Facilities Corp., University of The Incarnate Word Series 2021A, Rev., 4.00%, 4/1/2051	1,750	1,445
Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, MRC Stevenson Oaks Project Series 2020A, Rev., 6.75%, 11/15/2051	3,000	2,755
Texas Water Development Board Series 2023 A, Rev., 5.00%, 10/15/2058	2,000	2,176
Trinity River Authority, Tarrant County Water Project Series 2023, Rev., 5.00%, 2/1/2043	825	922
Total Texas		83,640
Utah — 0.4%
City of Salt Lake City, Airport System
Series 2023A, Rev., AMT, 5.25%, 7/1/2040	1,065	1,185
Series 2023A, Rev., AMT, 5.25%, 7/1/2048	1,750	1,890
Total Utah		3,075
Vermont — 0.1%
Vermont Student Assistance Corp., Education Loan
Series 2018A, Rev., AMT, 3.63%, 6/15/2029	315	314
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Vermont — continued
Series 2018A, Rev., AMT, 3.75%, 6/15/2030	440	438
Series 2018A, Rev., AMT, 4.00%, 6/15/2031	160	160
Series 2018A, Rev., AMT, 4.00%, 6/15/2032	60	60
Series 2018A, Rev., AMT, 4.00%, 6/15/2033	75	75
Series 2018A, Rev., AMT, 4.00%, 6/15/2034	60	59
Total Vermont		1,106
Virginia — 0.8%
City of Alexandria Series 2023, GO, 4.00%, 12/15/2048	7,000	7,021
Washington — 1.3%
State of Washington, Various Purpose Series 2023A, GO, 5.00%, 8/1/2043	6,445	7,192
Washington Health Care Facilities Authority, Commonspirit Health Series 2019A-2, Rev., 5.00%, 8/1/2028	115	123
Washington Health Care Facilities Authority, Seattle Cancer Care Alliance
Rev., 4.00%, 12/1/2040 (d)	860	837
Rev., 4.00%, 12/1/2048 (d)	1,190	1,095
Washington State Housing Finance Commission, Rockwood Retirement Communities Project Series 2020A, Rev., 5.00%, 1/1/2041 (d)	2,000	1,802
Total Washington		11,049
West Virginia — 0.4%
West Virginia Hospital Finance Authority, United Health System Series 2018A, Rev., 4.00%, 6/1/2051	1,000	915
West Virginia Hospital Finance Authority, West Virginia University Health System Obligation Series 2023A, Rev., 4.25%, 6/1/2047	2,000	2,026
Total West Virginia		2,941
Wisconsin — 2.2%
Public Finance Authority, Acts Retirement Life Communities, Inc., Obligated Group Series 2020A, Rev., 5.00%, 11/15/2041	1,395	1,457
Public Finance Authority, ENO River Academy Project Series 2020A, Rev., 5.00%, 6/15/2054 (d)	690	644
Public Finance Authority, Presbyterian Villages of Michigan Obligated Group Series 2020A, Rev., 4.75%, 11/15/2053 (d)	2,740	2,046
Public Finance Authority, Renown Regional Medical Center Project
Series 2020A, Rev., 5.00%, 6/1/2032	230	248
Series 2016A, Rev., 4.00%, 6/1/2035	105	105
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued
Public Finance Authority, The Carmelite System, Inc., Obligated Group Rev., 5.00%, 1/1/2040	3,250	3,258
Public Finance Authority, The Franklin School of Innovation Rev., 5.00%, 1/1/2057 (d)	1,500	1,223
Public Finance Authority, Triad Educational Services, Inc.
Series 2021A, Rev., 4.00%, 6/15/2051	2,285	1,758
Rev., 5.25%, 6/15/2052	1,610	1,511
Rev., 5.38%, 6/15/2057	775	736
Wisconsin Health and Educational Facilities Authority, Forensic science and Protective Medicine Collaboration, Inc. Project Series 2024, Rev., 5.00%, 8/1/2027 (d) (e)	1,500	1,537
Wisconsin Health and Educational Facilities Authority, Oakwood Lutheran Senior Ministries Rev., 4.00%, 1/1/2047	2,000	1,280
Wisconsin Health and Educational Facilities Authority, Three Pillars Senior Living Communities Series 2021A, Rev., 4.00%, 8/15/2046	1,000	774
Wisconsin Housing and Economic Development Authority Home Ownership Series 2024 A, Rev., GNMA / FNMA / FHLMC, 6.00%, 9/1/2054	1,000	1,094
Wisconsin Housing and Economic Development Authority, Home Ownership Series B, Rev., 4.00%, 3/1/2048	290	289
Total Wisconsin		17,960
Wyoming — 0.1%
University of Wyoming Series 2021C, Rev., AGM, 4.00%, 6/1/2041	600	602
Total Municipal Bonds (Cost $703,520)		712,788
	SHARES (000)
Short-Term Investments — 15.3%
Investment Companies — 15.3%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (f) (g) (Cost $127,684)	127,676	127,688
Total Investments — 100.9% (Cost $831,204)		840,476
Liabilities in Excess of Other Assets — (0.9)%		(7,458)
NET ASSETS — 100.0%		833,018

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	61

JPMorgan Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
COP	Certificate of Participation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(c)	Security is prerefunded or escrowed to maturity.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Municipal Bond Funds	February 29, 2024

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 96.8% (a)
Alabama — 4.4%
Alabama Community College System, Gadsen State Community College Series 2018, Rev., 5.00%, 6/1/2025	95	97
Alabama Federal Aid Highway Finance Authority Series A, Rev., 5.00%, 9/1/2024 (b)	75	76
Alabama Special Care Facilities Financing Authority-Birmingham Rev., 5.00%, 6/1/2025	300	306
Alabaster Board of Education, Alabama Special Tax Series 2014A, AGM, 4.00%, 9/1/2024 (b)	150	150
Birmingham Airport Authority
Rev., 5.00%, 7/1/2024	150	151
Rev., 5.00%, 7/1/2026	225	236
Black Belt Energy Gas District, Gas Project No. 7 Series 2021C-2, Rev., (SIFMA Municipal Swap Index Yield + 0.35%), 3.65%, 3/7/2024 (c)	19,685	19,047
Black Belt Energy Gas District, Gas Supply Series 2022D-2, Rev., LIQ : Royal Bank of Canada, (SOFR + 1.40%), 4.96%, 3/7/2024 (c)	25,450	25,686
County of Jefferson Series 2024, Rev., 5.00%, 10/1/2027	1,250	1,335
Industrial Development Board of The City of Mobile, Alabama Power Control, Barry Plant Project Series 2007A, Rev., 1.00%, 6/26/2025 (d)	4,750	4,587
Montgomery County Public Building Authority, Facilities Project Series 2014, Rev., 5.00%, 3/1/2024 (b)	195	195
Prattville Industrial Development Board, International Paper Co., Project
Series 2019B, Rev., 2.00%, 10/1/2024 (d)	450	444
Series 2019C, Rev., 2.00%, 10/1/2024 (d)	430	425
Selma Industrial Development Board, International Paper Co. Project Series 2020A, Rev., 1.38%, 6/16/2025 (d)	2,670	2,582
Southeast Alabama Gas Supply District (The), Project No. 2 Series 2018A, Rev., 4.00%, 6/1/2024 (d)	10,515	10,521
Southeast Energy Authority A Cooperative District, Project No. 4 Series 2022B-2, Rev., (SOFR + 1.79%), 5.35%, 3/7/2024 (c)	10,000	10,088
University of West Alabama, General Fee Rev., AGM, 4.00%, 1/1/2025	150	150
Total Alabama		76,076
Alaska — 2.2%
Alaska Housing Finance Corp., State Capital Project Series 2015A, Rev., 5.00%, 6/1/2025 (b)	100	102
Alaska Municipal Bond Bank Authority Series 3, Rev., 5.00%, 12/1/2026	25	26
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Alaska — continued
Borough of Matanuska-Susitna, Goose Creek Correctional Center Project
Rev., 5.00%, 9/1/2024	100	101
Rev., 5.25%, 9/1/2027	1,400	1,440
City of Valdez, Phillips Trans Alaska Project
Series 1994A, Rev., VRDO, 3.33%, 3/11/2024 (d)	23,100	23,100
Series 2002, Rev., VRDO, 3.33%, 3/11/2024 (d)	12,200	12,200
State of Alaska Series 2023A, GO, 5.00%, 8/1/2024	75	76
University of Alaska Series V-1, Rev., 5.00%, 10/1/2024	800	805
Total Alaska		37,850
Arizona — 2.4%
Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals
Series 2014A, Rev., 5.00%, 12/1/2025	125	127
Series 2014A, Rev., 5.00%, 12/1/2026	40	40
Arizona Industrial Development Authority, Phoenix Children's Hospital Series 2020A, Rev., 5.00%, 2/1/2026	130	135
Arizona State University Energy Management LLC Rev., 4.50%, 7/1/2024	500	500
City of Chandler Series 2014, GO, 4.00%, 7/1/2025	45	45
City of Mesa Series 2017, Rev., 4.00%, 7/1/2025	25	25
City of Phoenix Civic Improvement Corp., Junior Lien, Water System
Series 2016, Rev., 5.00%, 7/1/2025	75	77
Series 2014B, Rev., 5.00%, 7/1/2027	170	171
City of Tucson Series 2018A, GO, 5.00%, 7/1/2026	325	341
Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC - Arizona State University Project Series 2018A, Rev., 5.00%, 7/1/2024	200	200
Maricopa County Industrial Development Authority, Banner Health
Series C, Rev., 5.00%, 10/18/2024 (d)	9,555	9,639
Series 2019 D, Rev., 5.00%, 5/15/2026 (d)	600	621
Series 2023A-1, Rev., 5.00%, 5/15/2026 (d)	7,530	7,794
Series 2023 A-2, Rev., 5.00%, 5/15/2028 (d)	250	268
Maricopa County Industrial Development Authority, HonorHealth Series 2021A, Rev., 5.00%, 9/1/2024	175	176
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	63

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Arizona — continued
Maricopa County Unified School District No. 95, Queen Creek, School Improvement GO, 3.00%, 7/1/2024	525	524
Salt River Project Agricultural Improvement and Power District, Arizona Electric System Series 2015A, Rev., 5.00%, 12/1/2045	21,000	21,458
Total Arizona		42,141
Arkansas — 0.0% ^
Pulaski County Public Facilities Board, Baptist Health Series 2014, Rev., 5.00%, 12/1/2024 (b)	25	25
Southern Arkansas University Series 2019 A, Rev., AGM, 4.00%, 3/1/2024	25	25
State of Arkansas, Federal Highway GO, 5.00%, 10/1/2025	40	41
University of Central Arkansas, Student Fee
Series 2020A, Rev., 5.00%, 11/1/2026	220	230
Series 2020A, Rev., 5.00%, 11/1/2027	200	213
Total Arkansas		534
California — 4.2%
California Community Choice Financing Authority, Green Bond Series 2022A-2, Rev., (SOFR + 1.70%), 5.26%, 3/7/2024 (c)	5,000	5,015
California Health Facilities Financing Authority, Adventist Health System
Series 2011A, Rev., VRDO, 3.00%, 3/1/2024 (d)	1,540	1,540
Series 2013A, Rev., 5.00%, 3/1/2024	55	55
California Health Facilities Financing Authority, St. Joseph Health System
Series 2013A, Rev., 5.00%, 7/1/2024	20	20
Series 2016B-2, Rev., 4.00%, 10/1/2024 (d)	230	230
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project Series 2020A, Rev., AMT, 3.95%, 1/30/2025 (d) (e)	5,400	5,399
California Infrastructure and Economic Development Bank, The Broad Sustainability Bonds Series 2018C, Rev., (SIFMA Municipal Swap Index Yield + 0.35%), 3.65%, 3/6/2024 (c)	19,250	19,249
California Pollution Control Financing Authority, Republic Services, Inc., Project Series 2010B, Rev., 3.70%, 5/1/2024 (d) (e)	3,500	3,499
City of Los Angeles Series 2017 B, GO, 5.00%, 9/1/2024 (b)	30	30
City of Los Angeles, Wastewater System Series 2013-A, Rev., 5.00%, 6/1/2025	75	75
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
City of Vernon, Electric System
Series 2021A, Rev., 5.00%, 4/1/2024	1,220	1,221
Series 2021 A, Rev., 5.00%, 10/1/2024	1,250	1,258
Sacramento Municipal Utility District, Electric Series 2019B, Rev., 5.00%, 10/15/2025 (d)	140	143
San Francisco Municipal Transportation Agency Series 2014, Rev., 5.00%, 3/1/2024 (b)	40	40
Silicon Valley Clean Water, WIFIA Rescue Project Series 2021A, Rev., 0.25%, 3/1/2024	32,000	32,000
State of California, Various Purpose GO, 5.00%, 12/1/2027	2,205	2,399
University of California Series 2015I, Rev., 5.00%, 5/15/2029	40	41
Total California		72,214
Colorado — 0.9%
Board of Governors of Colorado State University System Series E-1, Rev., 5.00%, 3/1/2025 (b)	80	81
Boulder Larimer & Weld Countes St. Vrain Valley School District Re-1J Series 2014A, GO, 5.00%, 12/15/2025	35	36
City and County of Denver, Airport System
Series 2023B, Rev., AMT, 5.00%, 11/15/2027	1,500	1,590
Series 2023B, Rev., AMT, 5.00%, 11/15/2028	5,000	5,372
Colorado Health Facilities Authority, Adventist Health System
Series 2018B, Rev., 5.00%, 11/20/2025 (d)	765	785
Series 2016C, Rev., 5.00%, 11/15/2026 (d)	700	733
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group Series 2022A, Rev., 5.00%, 11/1/2024	430	434
Colorado Health Facilities Authority, Intermountain Healthcare Series 2022C, Rev., 5.00%, 8/15/2028 (d)	300	325
Colorado Health Facilities Authority, School Health System Series 2019A, Rev., 5.00%, 1/1/2025	35	35
Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project
Series 2015A, Rev., 5.00%, 6/1/2025 (b)	225	230
Series 2017, Rev., 5.00%, 6/1/2027 (b)	40	43
Colorado State Education Loan Program Series 2023A, Rev., TRAN, 5.00%, 6/28/2024	90	90
Denver Urban Renewal Authority Series 2010B-1, Rev., 5.00%, 12/1/2025	40	41
E-470 Public Highway Authority Series 2021B, Rev., (SOFR + 0.35%), 3.91%, 3/7/2024 (c)	5,000	4,990
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Colorado — continued
El Paso County School District No. 49 Falcon Series 2017B, COP, 5.00%, 12/15/2024	35	35
Regional Transportation District, Denver Transit Partners
Series 2020A, Rev., 5.00%, 7/15/2024	150	151
Series 2020A, Rev., 5.00%, 1/15/2025	185	187
Series 2020A, Rev., 3.00%, 1/15/2026	110	108
Series 2020A, Rev., 5.00%, 7/15/2026	225	233
State of Colorado
Series 2018N, COP, 5.00%, 3/15/2024	20	20
Series 2018L, COP, 5.00%, 3/15/2025	25	26
University of Colorado, Hospital Authority Series 2019C, Rev., 5.00%, 11/15/2024 (d)	100	100
Total Colorado		15,645
Connecticut — 0.9%
City of Danbury Series 2024, GO, BAN, 5.00%, 9/24/2024 (e)	8,400	8,462
City of New Britain Series 2016 A, GO, 5.00%, 3/1/2024 (b)	75	75
City of New London GO, BAN, 5.00%, 3/15/2024	45	45
Connecticut State Health and Educational Facilities Authority Series L, Rev., 4.00%, 11/1/2024	50	50
Connecticut State Health and Educational Facilities Authority, Stamford Hospital
Series L-1, Rev., 4.00%, 7/1/2024	300	300
Series L-1, Rev., 4.00%, 7/1/2026	350	353
Connecticut State Health and Educational Facilities Authority., Yale New Heaven Health Series A, Rev., 5.00%, 7/1/2026	95	95
South Central Connecticut Regional Water Authority Series A, Rev., 5.00%, 8/1/2024 (b)	50	50
State of Connecticut
Series 2015A, GO, 5.00%, 3/15/2024	35	35
Series 2016 A, GO, 5.00%, 3/15/2024	45	45
Series 2020C, GO, 3.00%, 6/1/2024	1,065	1,064
Series F, GO, 5.00%, 11/15/2026	20	20
Series G, GO, 5.00%, 11/15/2028	30	30
Town of Wolcott GO, BAN, 4.25%, 2/11/2025	4,500	4,534
University of Connecticut Series 2016 A, Rev., 5.00%, 3/15/2024	50	50
Total Connecticut		15,208
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Delaware — 0.3%
Delaware River and Bay Authority Series C, Rev., 5.00%, 5/1/2024	150	150
Delaware State Economic Development Authority, Delmarva Power and Light Co. Project Series 2020A, Rev., 1.05%, 7/1/2025 (d)	6,000	5,770
Total Delaware		5,920
District of Columbia — 0.3%
District of Columbia Housing Finance Agency, Multifamily Housing Edgewood Apartments Project Series 2023, Rev., FHA, 5.00%, 6/1/2026 (d)	4,100	4,189
District of Columbia, Children's Hospital Obligated Group
Series 2015, Rev., 5.00%, 7/15/2025	55	56
Series 2015, Rev., 5.00%, 7/15/2026	20	20
Series 2015, Rev., 5.00%, 7/15/2027	25	26
District of Columbia, Gallaudet University Project Series 2021A, Rev., 5.00%, 4/1/2026	100	103
Washington Metropolitan Area Transit Authority Series A-1, Rev., 5.00%, 7/1/2025	25	26
Total District of Columbia		4,420
Florida — 2.7%
Alachua County School Board Series 2020, COP, AGM, 5.00%, 7/1/2027	65	70
Brevard County School District Series 2014, COP, 5.00%, 7/1/2027	225	226
Central Florida Expressway Authority, Senior Lien
Series 2016B, Rev., 5.00%, 7/1/2025	25	26
Series 2019B, Rev., 5.00%, 7/1/2026	40	42
Series 2016 B, Rev., 5.00%, 7/1/2028	40	42
City of Gainesville, Utilities System Series 2017 A, Rev., 5.00%, 10/1/2028	150	162
City of Jacksonville Series B, Rev., 5.00%, 10/1/2024 (b)	25	25
City of South Miami Health Facilities Authority, Inc., Baptist Health South Florida Obligated Group Rev., 5.00%, 8/15/2028	65	69
City of Tallahassee, Energy System Series 2018, Rev., 5.00%, 10/1/2024	25	25
County of Broward, Airport System Series 2013C, Rev., 5.25%, 10/1/2026	50	50
County of Escambia, International Paper Co. Project, Environmental Improvement Series 2019B, Rev., 2.00%, 10/1/2024 (d)	775	766
County of Miami-Dade Series 2016 B, Rev., 5.00%, 4/1/2025	75	77
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	65

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
County of Miami-Dade, Aviation System
Series 2020A, Rev., 5.00%, 10/1/2024	200	202
Series B, Rev., 5.00%, 10/1/2026	35	36
Series A, Rev., 5.00%, 10/1/2027	100	104
Series A, Rev., 5.00%, 10/1/2028	245	255
Series B, Rev., 5.00%, 10/1/2028	175	176
Series A, Rev., 5.00%, 10/1/2029	50	52
County of Miami-Dade, Transit System
Series 2015, Rev., 5.00%, 7/1/2025	1,000	1,023
Rev., 5.00%, 7/1/2026	220	225
County of Miami-Dade, Water and Sewer System Series 2021, Rev., 5.00%, 10/1/2027	50	54
County of Okeechobee, Solid Waste Disposal, Waste Management, Inc., Okeechobee Landfill Project Series 2004A, Rev., 0.55%, 7/1/2024 (d)	2,250	2,220
Duval County Public Schools Series A, COP, AGM, 5.00%, 7/1/2027	25	27
Florida Department of Environmental Protection Series 2015A, Rev., 5.00%, 7/1/2025	50	51
Florida Department of Management Services Series 2018A, COP, 5.00%, 11/1/2026	150	158
Florida Higher Educational Facilities Financial Authority, Ringling College Project Rev., 5.00%, 3/1/2024	110	110
Florida Housing Finance Corp., Culmer Apartments Series 2023C, Rev., 5.00%, 12/1/2025 (d)	3,450	3,521
Florida Housing Finance Corp., Hampton Point Apartments Series 2023E, Rev., 5.00%, 5/1/2025 (d)	2,260	2,292
Florida Municipal Power Agency, All-Requirements Power Supply Project
Series 2016A, Rev., 5.00%, 10/1/2024	170	172
Series 2016A, Rev., 5.00%, 10/1/2027	70	73
Series 2018A, Rev., 4.00%, 10/1/2028	150	155
Series 2016A, Rev., 5.00%, 10/1/2028	550	576
Hillsborough County Industrial Development Authority, Baycare Health System Series 2020D, Rev., VRDO, LOC : TD Bank NA, 2.90%, 3/1/2024 (d)	8,030	8,030
JEA Water And Sewer System Series 2014A, Rev., 5.00%, 4/1/2024 (b)	25	25
Lee County School Board (The) Series A, COP, 5.00%, 8/1/2024	25	25
Lee Memorial Health System
Series A-1, Rev., 5.00%, 4/1/2024	575	575
Series A-1, Rev., 5.00%, 4/1/2025	50	51
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued
Martin County Health Facilities Authority, Martin Memorial Medical Center Series 2015, Rev., 5.00%, 11/15/2024 (b)	420	424
Miami Beach Redevelopment Agency Series A, Rev., 5.00%, 2/1/2028	300	301
Miami-Dade County Expressway Authority Series 2014 A, Rev., 5.00%, 7/1/2027	190	191
Miami-Dade County Housing Finance Authority, Quail Roost Transit Village Series 2023, Rev., 5.00%, 9/1/2025 (d)	2,250	2,287
Miami-Dade County Housing Finance Authority, Santa Clara II Apartments Series 2023, Rev., 5.00%, 10/1/2025 (d)	4,655	4,764
Miami-Dade County Industrial Development Authority, Solid Waste Disposal, Waste Management, Inc., Project Series 2018B, Rev., AMT, (SIFMA Municipal Swap Index Yield + 0.38%), 3.68%, 3/7/2024 (c)	10,500	10,462
Orange County Health Facilities Authority, Orlando Health Obligated Group Series 2019B, Rev., 5.00%, 10/1/2026	50	52
Orange County School Board Series 2015D, COP, 5.00%, 8/1/2025 (b)	30	31
Palm Beach County Health Facilities Authority, Baptist Health South Florida Obligated Group Rev., 5.00%, 8/15/2024	70	70
Palm Beach County School District
Series 2014B, COP, 5.00%, 8/1/2024	135	136
Series 2017B, COP, 5.00%, 8/1/2024	110	111
Series 2022B, COP, 5.00%, 8/1/2024	45	45
Series 2017A, COP, 5.00%, 8/1/2025	75	77
Series 2018B, COP, 5.00%, 8/1/2027	375	403
Pasco County School Board
Series 2013A, COP, 5.00%, 8/1/2024	1,000	1,001
Series 2022A, COP, 5.00%, 8/1/2025	835	854
Series 2022A, COP, 5.00%, 8/1/2027	80	86
Polk County School District Series 2019B, COP, 5.00%, 1/1/2025	1,000	1,013
School Board of Miami-Dade County (The), Florida Certificates Of Participation
Series 2016, GO, 5.00%, 3/15/2024	50	50
Series 2014D, COP, 5.00%, 11/1/2024	275	278
Series 2015D, COP, 5.00%, 2/1/2025	105	106
Series 2015A, COP, 5.00%, 5/1/2025	290	295
Series 2015C, COP, 5.00%, 5/1/2025	55	56
Series 2014D, COP, 5.00%, 11/1/2025	235	238
Series 2015D, COP, 5.00%, 2/1/2026	125	129
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
Series 2015A, COP, 5.00%, 5/1/2026	185	188
Series 2015D, COP, 5.00%, 2/1/2027	25	26
Series 2015A, COP, AGM, 5.00%, 5/1/2027	305	311
Series 2015B, COP, 5.00%, 5/1/2027	300	305
Series 2015A, COP, 5.00%, 5/1/2028	25	25
Series 2012A, COP, 4.00%, 8/1/2028	150	150
Series 2014D, COP, 5.00%, 11/1/2028	95	96
School District of Broward County, Florida Certificates Of Participation
Series A, COP, 5.00%, 7/1/2025	160	164
Series A, COP, 5.00%, 7/1/2028	20	21
South Broward Hospital District, Memorial Healthcare System Rev., 4.00%, 5/1/2026	110	112
State of Florida Department of Education Series 2018A, Rev., 5.00%, 7/1/2027	50	53
State of Florida Department of Transportation Series 2021A, Rev., 5.00%, 7/1/2025	25	26
Tampa Sports Authority Series 2015, Rev., 5.00%, 1/1/2026	80	81
Village Community Development District No. 13 Series 2019, 2.63%, 5/1/2024	130	130
Volusia County School Board Series 2019, COP, 5.00%, 8/1/2024	760	765
Volusia County School Board, Master Lease Program Series 2014B, COP, 5.00%, 8/1/2027	20	20
Total Florida		47,701
Georgia — 1.1%
Athens-Clarke County Unified Government Water and Sewerage Series 2015, Rev., 5.00%, 1/1/2026	25	25
Atlanta Development Authority, Georgia State University Research Foundation Science Park LLC Project Series 2016, Rev., 4.00%, 7/1/2026 (b)	1,555	1,591
Bartow County Development Authority, Georgia Power Co. Plant Series 2013FIRST, Rev., 2.88%, 8/19/2025 (d)	13,500	13,234
Cherokee County Board of Education Series B, GO, 5.00%, 8/1/2025	40	40
Cobb County Kennestone Hospital Authority Rev., 5.00%, 4/1/2024	125	125
County of Forsyth Series B, GO, 5.00%, 3/1/2024	50	50
Development Authority for Fulton County, Georgia Tech Facilities Series 2013, Rev., 5.00%, 11/1/2024	500	501
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Georgia — continued
Henry County Hospital Authority, Piedmont Henry Hospital Project Series 2014A, Rev., 5.00%, 7/1/2027	1,390	1,396
Main Street Natural Gas, Inc., Gas Supply Series 2021C, Rev., 4.00%, 12/1/2024	750	748
Private Colleges And Universities Authority, The Savannah College of Art And Design Project Series 2014, Rev., 5.00%, 4/1/2024 (b)	115	115
Savannah Economic Development Authority, International Paper Co. Project Series 2019A, Rev., 2.00%, 10/1/2024 (d)	1,675	1,654
State of Georgia Series 2014A, GO, 4.00%, 2/1/2026	100	100
Total Georgia		19,579
Hawaii — 0.0% ^
State of Hawaii Series FH, GO, 5.00%, 10/1/2028	70	73
Idaho — 0.0% ^
University of Idaho Series 2020A, Rev., 5.00%, 4/1/2024	315	315
Illinois — 4.0%
Carol Stream Park District Series 2020C, GO, 4.00%, 11/1/2026	535	550
Chicago O'Hare International Airport, Customer Facility Charge Senior Lien Series B, Rev., 5.00%, 1/1/2027	195	198
Chicago O'Hare International Airport, General Airport, Senior Lien
Series 2020B, Rev., 5.00%, 1/1/2025	100	102
Series B, Rev., 5.00%, 1/1/2025	140	142
Series C, Rev., 5.00%, 1/1/2025	40	41
Series E, Rev., 5.00%, 1/1/2025	170	173
Series B, Rev., 5.00%, 1/1/2026	625	632
Series A, Rev., 5.00%, 1/1/2027	20	21
Series C, Rev., 5.00%, 1/1/2027	20	21
Series B, Rev., 5.00%, 1/1/2028	885	897
Series C, Rev., 5.00%, 1/1/2028	40	42
City of Chicago Wastewater Transmission, Second Lien Series 2008C, Rev., 5.00%, 1/1/2025 (b)	45	46
City of Chicago, Sales Tax Series 2002, Rev., 5.00%, 1/1/2025 (b)	135	137
City of Decatur GO, 4.00%, 3/1/2025	25	25
City of Springfield, Electric System, Senior Lien
Series 2015, Rev., 5.00%, 3/1/2024	40	40
Series 2015, Rev., 5.00%, 3/1/2025	435	441
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	67

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Illinois — continued
Cook County Community College District No. 508, Unlimited Tax, City Collage of Chicago Series 2013, GO, 5.25%, 12/1/2029	250	251
Cook County School District No. 102, La Grange, Limited Tax GO, AGM, 4.00%, 12/15/2024	930	935
Cook County School District No. 160, Country Club Hills Series 2020A, GO, 4.00%, 12/1/2024	255	256
Cook County School District No. 89, Maywood, Maywood-Melrose Park-Broadview, Limited Tax Series 2020, GO, AGM, 4.00%, 12/15/2024	580	583
County of Cook
Series 2021B, GO, 4.00%, 11/15/2026	175	180
Series 2021 A, GO, 5.00%, 11/15/2026	70	74
County of Cook, Sales Tax Series 2022 B, Rev., 5.00%, 11/15/2024	550	556
Du Page County High School District No. 88 Series 2016, GO, 5.00%, 1/15/2025	65	66
DuPage County Community High School District No. 94 West Chicago GO, 4.00%, 1/1/2033	10	10
DuPage County Community Unit School District No. 200 Wheaton-Warrenville Series 2019, GO, 5.00%, 10/1/2024	55	55
Illinois Finance Authority, Advocate Health Care Series 2014, Rev., 5.00%, 8/1/2024 (b)	90	90
Illinois Finance Authority, Ann & Robert H Lurie Child Series 2017, Rev., 5.00%, 8/15/2024	160	161
Illinois Finance Authority, Northwestern Memorial Healthcare Series 2021A, Rev., 5.00%, 7/15/2024	30	30
Illinois Finance Authority, Northwestern University Series 2015, Rev., 5.00%, 12/1/2025	25	26
Illinois Finance Authority, OSF Healthcare System Series 2020 B-1, Rev., 5.00%, 11/15/2024 (d)	1,900	1,904
Illinois Finance Authority, Plymouth Place, Inc. Series 2015, Rev., 5.25%, 5/15/2025 (b)	475	486
Illinois Finance Authority, Presbyterian Homes Obligated Group Series 2021B, Rev., (SIFMA Municipal Swap Index Yield + 0.70%), 4.00%, 3/7/2024 (c)	1,125	1,103
Illinois Finance Authority, Presence Health Network Series 2016 C, Rev., 5.00%, 2/15/2027	20	21
Illinois Finance Authority, Rush University Medical Center Obligated Group
Series 2015A, Rev., 5.00%, 11/15/2024	20	20
Series 2015A, Rev., 5.00%, 11/15/2025	330	336
Illinois Finance Authority, Swedish Covenant Hospital Series 2016A, Rev., 5.00%, 8/15/2026 (b)	900	940
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
Illinois Finance Authority, The Carle Foundation Series 2021A, Rev., 5.00%, 8/15/2028	80	87
Illinois Finance Authority, University of Chicago
Series 2015A, Rev., 5.00%, 10/1/2025 (b)	23,000	23,659
Series 2014A, Rev., 5.00%, 10/1/2027	35	35
Illinois Housing Development Authority Rev., FHA, 4.00%, 6/1/2025 (d)	1,350	1,352
Illinois Municipal Electric Agency, Power Supply System Series 2015A, Rev., 5.00%, 2/1/2025	140	142
Illinois State Toll Highway Authority
Series 2019B, Rev., 5.00%, 1/1/2027	75	79
Series 2019C, Rev., 5.00%, 1/1/2027	25	26
Kane McHenry Cook & De Kalb Counties Unit School District No. 300 Series 2015, GO, 5.00%, 1/1/2027	20	20
Northern Illinois Municipal Power Agency
Series 2016 A, Rev., 5.00%, 12/1/2026	150	158
Series 2016 A, Rev., 5.00%, 12/1/2029	45	47
Regional Transportation Authority Series 2014 A, Rev., 5.00%, 6/1/2024 (b)	25	25
State of Illinois
Series 2022A, GO, 5.00%, 3/1/2024	300	300
Series 2017D, GO, 5.00%, 11/1/2024	280	283
Series 2021A, GO, 5.00%, 12/1/2024	20	20
Series 2022B, GO, 5.00%, 3/1/2025	165	168
GO, 5.50%, 5/1/2025	2,695	2,759
Series 2023D, GO, 5.00%, 7/1/2025	2,995	3,056
Series 2019B, GO, 5.00%, 9/1/2025	3,860	3,950
Series 2020D, GO, 5.00%, 10/1/2025	20	20
Series 2017D, GO, 5.00%, 11/1/2025	250	257
Series 2017A, GO, 5.00%, 12/1/2025	250	257
GO, 5.00%, 2/1/2026	100	103
GO, 5.50%, 5/1/2026	5,000	5,225
Series 2023D, GO, 5.00%, 7/1/2026	8,000	8,305
Series 2017D, GO, 5.00%, 11/1/2026	650	679
Series 2016, GO, 5.00%, 2/1/2027	150	157
Series FEBRUARY 2014, GO, AGM - CR, 5.00%, 2/1/2027	940	941
Series 2023D, GO, 5.00%, 7/1/2027	90	95
Series 2018 A, GO, 5.00%, 10/1/2027	160	170
Series 2017D, GO, 5.00%, 11/1/2027	110	117
Series 2022B, GO, 5.00%, 3/1/2028	25	27
Series 2017D, GO, 5.00%, 11/1/2028	2,920	3,106
Series 2017 A, GO, 5.00%, 12/1/2028	90	96
Series 2018A, GO, 5.00%, 5/1/2029	50	54
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Illinois — continued
State of Illinois Sales Tax Series 2013, Rev., 5.00%, 6/15/2026	1,250	1,252
Village of Oswego Series 2016, GO, 5.00%, 12/15/2025 (b)	1,315	1,358
Total Illinois		69,976
Indiana — 0.9%
City of Indianapolis, Department of Public Utilities Water System Series 2018A, Rev., 5.00%, 10/1/2026	20	21
City of Rockport, Indiana Michigan Power Co. Project Series 2009B, Rev., 3.05%, 6/1/2025	6,500	6,435
Gary Community School Building Corp., Ad Valorem Property Tax First Mortgage
Series 2020B, Rev., 4.00%, 1/15/2026	220	223
Series 2020B, Rev., 4.00%, 7/15/2026	235	239
Indiana Finance Authority Series 2017 A, Rev., 5.00%, 6/1/2025 (b)	95	97
Indiana Finance Authority, CWA Authority Project
Series 2021-2, Rev., 5.00%, 10/1/2024	150	152
Series 2021-2, Rev., 5.00%, 10/1/2027	55	59
Indiana Finance Authority, Goshen Health Series 2019B, Rev., 2.10%, 11/1/2026 (d)	2,700	2,574
Indiana Finance Authority, Indiana University Health Obligated Group
Series 2016A, Rev., 5.00%, 12/1/2024	200	202
Series 2014 A, Rev., 5.00%, 12/1/2026	50	51
Indiana Finance Authority, Indianapolis Power and Light Co. Project Series 2021B, Rev., 0.65%, 8/1/2025	4,500	4,240
Indiana Finance Authority, Marian University Project Series 2019A, Rev., 5.00%, 9/15/2024	155	156
Indiana Municipal Power Agency, Power Supply System
Series 2016 C, Rev., 5.00%, 1/1/2025	375	380
Series 2014A, Rev., 5.00%, 1/1/2027	160	162
Series 2014A, Rev., 5.00%, 1/1/2028	25	25
Indianapolis Local Public Improvement Bond Bank, Courthouse And Jail Project Series 2019A, Rev., 5.00%, 2/1/2025	100	102
Ivy Tech Community College of Indiana, Student Fee Series R-1, Rev., 5.00%, 7/1/2024	30	30
Town of Schererville, Sewage Works Rev., 4.00%, 3/1/2024	110	110
Total Indiana		15,258
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Iowa — 2.1%
County of Polk Series 2019, GO, 4.00%, 6/1/2025	45	45
Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project Rev., VRDO, 3.55%, 3/11/2024 (d)	15,200	15,200
University of Iowa (The), Parking System Bond Anticipation Project Series 2023, Rev., BAN, 3.50%, 7/1/2026	21,595	21,537
Total Iowa		36,782
Kansas — 0.2%
City of Derby Series 2024-1, GO, 4.00%, 12/1/2026 (f)	2,000	2,029
Sedgwick County Unified School District No. 265 Goddard Series 2020A, GO, 3.00%, 10/1/2024	1,050	1,046
Wyandotte County Unified School District No. 202 Turner Series 2019A, GO, AGM, 3.00%, 9/1/2024	400	398
Total Kansas		3,473
Kentucky — 0.5%
Kentucky Asset Liability Commission, Federal Highway Trust Fund
Rev., 5.00%, 9/1/2024	105	106
Series 2023A, Rev., 5.00%, 9/1/2024	65	66
Series A, Rev., 5.00%, 9/1/2025	30	30
Series A, Rev., 5.00%, 9/1/2026	210	211
Kentucky Economic Development Finance Authority, CommonSpirit Health Obligated Group Series 2019A-1, Rev., 5.00%, 8/1/2025	35	36
Kentucky Public Energy Authority, Gas Supply Series 2018A, Rev., 4.00%, 3/15/2024 (d)	3,170	3,172
Kentucky State Property and Building Commission, Project No. 108 Series B, Rev., 5.00%, 8/1/2025	85	87
Kentucky State Property and Building Commission, Project No. 110 Rev., 5.00%, 8/1/2024	85	85
Kentucky State Property and Building Commission, Project No. 112
Series B, Rev., 5.00%, 11/1/2026	70	74
Series B, Rev., 5.00%, 11/1/2027	50	53
Series B, Rev., 5.00%, 11/1/2028	105	110
Kentucky State Property and Building Commission, Project No. 115 Rev., 5.00%, 4/1/2028	25	27
Kentucky State Property and Building Commission, Project No. 122 Series A, Rev., 5.00%, 11/1/2027	185	199
Kentucky Turnpike Authority, Revitalization Projects
Series B, Rev., 5.00%, 7/1/2025	100	102
Series B, Rev., 5.00%, 7/1/2027	125	134
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	69

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Kentucky — continued
Louisville and Jefferson County Metropolitan Government, Louisville Gas and Electric Co. Project Series 2001A, Rev., 0.90%, 9/1/2026	5,000	4,649
Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc. Series 2016A, Rev., 5.00%, 10/1/2027	75	78
Total Kentucky		9,219
Louisiana — 3.8%
Calcasieu Parish School District No. 23, Public School Improvement GO, 5.00%, 9/1/2024	250	252
Central Community School System Series 2014, GO, 4.00%, 3/1/2024 (b)	30	30
City of Shreveport, Water and Sewer, Junior Lien Series 2018C, Rev., 5.00%, 12/1/2026	75	79
East Baton Rouge Sewerage Commission Series 2019 B, Rev., 5.00%, 2/1/2025	40	41
Lake Charles Harbor and Terminal District, Big Lake Full LLC Projects Rev., AMT, 1.00%, 12/1/2024 (d)	5,000	4,873
Louisiana Local Government Environmental Facilities And Community Development Authority, LCTCS 360 Project Series 2014, Rev., 5.00%, 10/1/2024 (b)	35	35
Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Series 2017, Rev., 5.00%, 10/1/2024	1,080	1,089
Louisiana Public Facilities Authority, Elementus Minerals, LLC Project Series 2023, Rev., 5.00%, 11/1/2025 (d) (e)	8,600	8,711
Louisiana Public Facilities Authority, Hurricane Recovery Program Series 2014, Rev., 5.00%, 6/1/2024 (b)	30	30
Louisiana Public Facilities Authority, Tulane University of Louisiana Project
Series 2020A, Rev., 5.00%, 4/1/2025 (b)	60	61
Series 2020A, Rev., 5.00%, 4/1/2026 (b)	20	21
Series 2020A, Rev., 5.00%, 4/1/2026	80	83
Parish of St. John the Baptist, Marathon Oil Corp., Project
Series 2017B-1, Rev., 2.13%, 7/1/2024 (d)	18,000	17,847
Series 2017B-2, Rev., 2.38%, 7/1/2026 (d)	12,800	12,227
St Tammany Parish Wide School District No. 12 Series 2014, GO, 5.00%, 3/1/2024 (b)	20	20
State of Louisiana Series D-1, GO, 5.00%, 12/1/2027	35	35
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Louisiana — continued
State of Louisiana Gasoline and Fuels Tax Series A, Rev., 4.50%, 5/1/2025 (b)	14,005	14,217
State of Louisiana Gasoline and Fuels Tax, Second Lien Series 2023 A-2, Rev., VRDO, LOC : TD Bank NA, 2.95%, 3/1/2024 (d)	6,000	6,000
Total Louisiana		65,651
Maine — 0.0% ^
Maine Health and Higher Educational Facilities Authority, Mainehealth Series 2020A, Rev., 5.00%, 7/1/2026	250	259
Maryland — 0.7%
County of Baltimore, Consolidated Public Improvement Series 2018, GO, 5.00%, 3/1/2024	50	50
County of Montgomery, Trinity Health Credit Group Series 2013MD, Rev., VRDO, 3.75%, 6/3/2024 (d)	10,235	10,235
County of Prince George's, Consolidated Public Improvement Series 2014A, GO, 4.00%, 9/1/2028	35	35
County of Prince George's, Maryland Chesapeake Lighthouse Charter School Project Series A, Rev., 7.00%, 12/1/2024 (b)	1,000	1,045
Maryland Health and Higher Educational Facilities Authority, Medstar Health Issue
Series 2013A, Rev., 4.00%, 8/15/2024	85	85
Rev., 5.00%, 8/15/2024	380	382
Series 2013A, Rev., 5.00%, 8/15/2024	415	415
Maryland Stadium Authority, Construction and Revitalization Program Series 2018 A, Rev., 5.00%, 5/1/2025	20	21
State of Maryland
Series 2018 A, GO, 5.00%, 3/15/2024	205	205
Series B, GO, 4.00%, 6/1/2025	110	110
Series 2016, GO, 4.00%, 6/1/2027	130	130
State of Maryland Department of Transportation, Second Issue Rev., 5.00%, 6/1/2025	250	250
Total Maryland		12,963
Massachusetts — 3.0%
City of Quincy Series 2023, GO, BAN, 4.50%, 7/5/2024	50	50
Massachusetts Bay Transportation Authority, Sales Tax Series 2021, Rev., BAN, 4.00%, 5/1/2025	1,170	1,181
Massachusetts Development Finance Agency, Caregroup
Series 2015 H-1, Rev., 5.00%, 7/1/2024 (b)	45	45
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Massachusetts — continued
Series 2015 H-1, Rev., 5.00%, 7/1/2024	55	55
Massachusetts Development Finance Agency, Children's Hospital Corp Obligated Group Series 2024 U-2, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (d)	35,000	35,000
Massachusetts Development Finance Agency, Partners Healthcare System Issue Series 2017S-2, Rev., 5.00%, 1/30/2025 (d)	430	436
Massachusetts Development Finance Agency, Suffolk University Issue Rev., 5.00%, 7/1/2024	350	351
Massachusetts School Building Authority, Dedicated Sales Tax Series 2015C, Rev., 5.00%, 8/15/2025 (b)	35	36
Massachusetts State College Building Authority Series 2016A, Rev., 5.00%, 5/1/2025 (b)	45	46
Massachusetts Water Resources Authority Series 2014F, Rev., 5.00%, 8/1/2024 (b)	20	20
Montachusett Regional Transit Authority Rev., RAN, GTD, 4.50%, 7/26/2024	8,000	8,022
Southeastern Massachusetts Regional 911 District GO, BAN, 5.00%, 10/10/2024	1,275	1,285
Town of Hatfield GO, BAN, 4.50%, 5/16/2024	2,060	2,065
Town of Randolph GO, BAN, 4.75%, 6/27/2024	1,690	1,695
Town of West Springfield GO, BAN, 4.75%, 6/20/2024	1,070	1,073
Total Massachusetts		51,360
Michigan — 3.3%
Charter Township of Commerce, Limited Tax Series 2016 A, GO, 5.00%, 4/1/2024	100	100
City of Gladstone, Capital Improvement, Limited Tax
GO, AGM, 3.00%, 3/1/2024	265	265
GO, AGM, 3.00%, 3/1/2025	275	274
Fulton School District, Unlimited Tax
GO, AGM, 4.00%, 5/1/2025	215	217
GO, AGM, 4.00%, 5/1/2026	220	224
GO, AGM, 4.00%, 5/1/2027	210	217
Grand Valley State University Series 2014B, Rev., 5.00%, 12/1/2028	1,840	1,861
Great Lakes Water Authority, Water Supply System, Second Lien Series 2018 A, Rev., 5.00%, 7/1/2027	25	27
Huron Valley School District, Unlimited Tax GO, Q-SBLF, 2.00%, 5/1/2024	5,825	5,804
Jackson Public Schools, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2024	690	690
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — continued
Michigan Finance Authority, Beaumont Health Credit Group Series 2015A, Rev., 5.00%, 8/1/2024 (b)	20	20
Michigan Finance Authority, Henry Ford Health System
Series 2016, Rev., 5.00%, 11/15/2024	100	101
Series 2016, Rev., 5.00%, 11/15/2026	505	526
Rev., 5.00%, 11/15/2027	285	298
Michigan Finance Authority, Hospital Trinity Health Credit Group
Series 2017A-MI, Rev., 5.00%, 12/1/2027	115	123
Series 2015MI, Rev., 5.50%, 12/1/2027	1,000	1,026
Michigan Finance Authority, Local Government Loan Program, Detroit Water and Sewerage Department, Sewage Disposal
Series 2014C-3, Rev., AGM, 5.00%, 7/1/2027	200	201
Series 2014C-3, Rev., AGM, 5.00%, 7/1/2028	50	50
Michigan Finance Authority, Trinity Health Credit Group
Series 2017A-MI, Rev., 5.00%, 12/1/2024	90	91
Series 2019MI-2, Rev., 5.00%, 2/1/2025 (d)	295	299
Series 2017A-MI, Rev., 5.00%, 12/1/2026	30	32
Michigan State Building Authority, Facilities Program
Series 2023-I, Rev., VRDO, 3.40%, 3/11/2024 (d)	10,000	10,000
Series 2019 I, Rev., 5.00%, 4/15/2025	75	77
Michigan State Hospital Finance Authority, Ascension Health Credit Group Series 2010F-3, Rev., 4.00%, 7/1/2024 (d)	150	150
Michigan State Hospital Finance Authority, Trinity Health Credit Group Series 2008C, Rev., 5.00%, 12/1/2024	90	91
Michigan Strategic Fund, Waste Management, Inc., Project Rev., 0.58%, 8/1/2024 (d)	3,000	2,956
RIB Floater Trust Various States Series 46, Rev., VRDO, LOC : Barclays Bank plc, 3.90%, 3/1/2024 (d) (e)	31,410	31,410
Roseville Community Schools, Unlimited Tax Series 2015, GO, Q-SBLF, 5.00%, 5/1/2025 (b)	25	26
Royal Oak Hospital Finance Authority, William Beaumont Hospital Obligated Group Series 2014D, Rev., 5.00%, 3/1/2024 (b)	25	25
South Lyon Community Schools Series 2023-2, GO, 4.00%, 5/1/2025	40	40
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	71

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Michigan — continued
University of Michigan Series 2017 A, Rev., 5.00%, 4/1/2024	115	115
Wayne State University Series 2015A, Rev., 5.00%, 11/15/2025	625	633
Total Michigan		57,969
Minnesota — 0.0% ^
City of Wayzata, Folkestone Senior Living Community Rev., 3.00%, 8/1/2024	100	100
Duluth Economic Development Authority, Benedictine Health System Series 2021A, Rev., 3.00%, 7/1/2024	100	99
Duluth Independent School District No. 709 Series 2019B, COP, 5.00%, 2/1/2028	300	323
Minneapolis-St. Paul Metropolitan Airports Commission Series A, Rev., 5.00%, 1/1/2027	25	26
State of Minnesota Series 2014A, GO, 5.00%, 8/1/2026	70	71
Total Minnesota		619
Mississippi — 0.2%
Alcorn State University Educational Building Corp. (The), Facilities Refinancing Project Series 2016, Rev., 5.00%, 9/1/2024	120	121
County of Warren, Gulf Opportunity Zone, International Paper Co. Project
Series 2020A, Rev., 1.38%, 6/16/2025 (d)	1,750	1,692
Series 2020C, Rev., 1.38%, 6/16/2025 (d)	1,500	1,451
Total Mississippi		3,264
Missouri — 1.9%
City of Kansas City
Series 2022A, GO, 5.00%, 2/1/2025	90	92
Series 2017C, Rev., 5.00%, 9/1/2027	40	43
Series 2017 C, Rev., 5.00%, 9/1/2028	150	160
City of Kansas City, Downtown Arena Project Series E, Rev., 5.00%, 4/1/2028	25	25
City of St. Louis Airport Series 2005, Rev., NATL - RE, 5.50%, 7/1/2027	25	27
City of St. Peters COP, 4.00%, 5/1/2025	425	428
County of Jackson, Harry S. Truman Sports Complex Project Series 2014, Rev., 5.00%, 12/1/2026	20	20
Curators of the University of Missouri (The) Series 2014A, Rev., 5.00%, 11/1/2025	50	51
Health and Educational Facilities Authority of the State of Missouri, BJC Health System Series 2021 A, Rev., 4.00%, 7/1/2025	50	50
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — continued
Health and Educational Facilities Authority of the State of Missouri, Mercy Health Series 2018A, Rev., 5.00%, 6/1/2028	20	22
Health and Educational Facilities Authority of the State of Missouri, SSM Health Care Obligated Group Series 2018F, Rev., VRDO, 2.85%, 3/1/2024 (d)	30,000	30,000
Health and Educational Facilities Authority of the State of Missouri, St. Louis University Rev., 5.00%, 11/15/2028	50	52
Lawson Reorganized School District No. R-14 Series 2019 A, GO, 4.00%, 3/1/2024	225	225
Missouri Joint Municipal Electric Utility Commission, Plum Point Project
Series 2014A, Rev., 5.00%, 1/1/2025	75	76
Series 2014A, Rev., 5.00%, 1/1/2027	195	197
Missouri Joint Municipal Electric Utility Commission, Prairie State Project Series 2015A, Rev., 5.00%, 12/1/2029	50	51
North Kansas City School District No. 74 Series 2016 B, GO, 4.00%, 3/1/2024	375	375
St. Louis County Special School District COP, 4.00%, 4/1/2024	605	605
Total Missouri		32,499
Nebraska — 0.4%
County of Saunders GO, 3.00%, 11/1/2024	415	413
County of Washington, Wastewater and Solid Waste Disposal Facilities, Cargill Incorporated Projects Rev., AMT, 0.90%, 9/1/2025 (d)	6,800	6,545
Douglas County Hospital Authority No. 2, Health Facilities Rev., 5.00%, 5/15/2025	50	51
Nebraska Public Power District
Series A-1, Rev., 5.00%, 1/1/2025	150	152
Series B, Rev., 5.00%, 1/1/2026	25	26
Series 2016A, Rev., 5.00%, 1/1/2027	20	21
Series C, Rev., 5.00%, 1/1/2028	25	26
Series A-1, Rev., 5.00%, 1/1/2029	65	66
Public Power Generation Agency, Whelan Energy Center Unit 2
Series 2015A, Rev., 5.00%, 1/1/2025	45	45
Series 2015A, Rev., 5.00%, 1/1/2026	50	51
Total Nebraska		7,396
Nevada — 0.1%
Carson City Nevada Hospital, Carson Tahoe Regional Healthcare Project Rev., 5.00%, 9/1/2027	685	716
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Nevada — continued
Clark County School District, Limited Tax
Series 2015C, GO, 5.00%, 6/15/2025	220	225
Series 2016A, GO, 5.00%, 6/15/2025	230	236
Series 2017 A, GO, 5.00%, 6/15/2025	295	302
Series 2018A, GO, 5.00%, 6/15/2025	50	51
Series 2021C, GO, 5.00%, 6/15/2026	75	79
Series 2017A, GO, 5.00%, 6/15/2027	190	203
Series 2018A, GO, 5.00%, 6/15/2027	150	160
Series 2015 D, GO, 5.00%, 6/15/2028	140	144
Series 2017A, GO, 5.00%, 6/15/2028	25	27
County of Clark, Department of Aviation, Nevada Airport System, Subordinate Lien Series 2019D, Rev., 5.00%, 7/1/2025	75	77
Henderson Public Improvement Trust, Touro College And University System Series 2014A, Rev., 5.50%, 7/1/2024 (b)	20	20
Total Nevada		2,240
New Hampshire — 1.4%
New Hampshire Business Finance Authority, Waste Management, Inc., Project Series 2018A, Rev., AMT, (SIFMA Municipal Swap Index Yield + 0.38%), 3.68%, 3/7/2024 (c)	24,500	24,411
New Jersey — 8.6%
Atlantic County Improvement Authority (The), Atlantic City Campus Phase II Project
Series 2021A, Rev., AGM, 5.00%, 7/1/2024	75	75
Series 2021A, Rev., AGM, 5.00%, 7/1/2026	100	104
Bergen County Improvement Authority (The) Series 2023, Rev., GTD, 4.50%, 5/31/2024	3,000	3,008
Borough of Carlstadt GO, BAN, 4.50%, 5/3/2024	15,941	15,961
Borough of Carteret Series 2023, GO, BAN, 4.75%, 5/31/2024	13,800	13,845
Borough of Glen Ridge GO, BAN, 4.50%, 7/11/2024	1,600	1,604
Borough of High Bridge GO, BAN, 5.00%, 6/13/2024	945	948
Borough of Montvale GO, BAN, 4.50%, 4/11/2024	3,700	3,703
Borough of Mountainside GO, BAN, 5.00%, 7/19/2024	2,600	2,610
Borough of North Caldwell GO, BAN, 4.50%, 7/12/2024	2,050	2,058
Borough of Point Pleasant, General Capital Water and Sewer Utility GO, BAN, 4.50%, 8/30/2024	1,354	1,360
Borough of Ramsey GO, BAN, 4.50%, 2/28/2025 (f)	4,450	4,478
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued
Borough of Union Beach GO, BAN, 4.50%, 4/23/2024	2,900	2,902
Burlington County Bridge Commission, Government Leasing Program Series 2023A, Rev., GTD, 4.00%, 4/10/2024	290	290
City of Ventnor City GO, BAN, 4.50%, 7/10/2024	5,300	5,314
Gloucester County Improvement Authority (The), Landfill Project Series 2016 A, Rev., GTD, 4.00%, 3/1/2024	60	60
Jersey City Municipal Utilities Authority, Sewer Project Notes Series 2023A, Rev., 4.00%, 5/3/2024	8,700	8,706
Jersey City Municipal Utilities Authority, Water Project Notes Series 2023B, Rev., 4.00%, 5/3/2024	7,500	7,506
New Brunswick Parking Authority, Tax-Exempt Series 2020B, Rev., GTD, 5.00%, 9/1/2024	425	429
New Jersey Economic Development Authority Series A, Rev., 4.00%, 11/1/2027	25	26
New Jersey Economic Development Authority, School Facilities Construction
Series 2023 RRR, Rev., 5.00%, 3/1/2024	200	200
Series 2014RR, Rev., 5.00%, 6/15/2024 (b)	65	65
Series 2021QQQ, Rev., 5.00%, 6/15/2024	300	301
Series 2019GGG, Rev., 5.25%, 9/1/2024 (e)	7,200	7,264
Series 2024SSS, Rev., 5.00%, 6/15/2026 (f)	2,450	2,549
Series 2024SSS, Rev., 5.00%, 6/15/2027 (f)	1,400	1,485
New Jersey Educational Facilities Authority, Higher Educational Capital Improvement Series 2014A, Rev., 5.00%, 9/1/2024	70	71
New Jersey Educational Facilities Authority, Princeton University Series 2014 A, Rev., 5.00%, 7/1/2024	30	30
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group Series 2019B-1, Rev., 5.00%, 7/1/2024 (d)	7,590	7,626
New Jersey Health Care Facilities Financing Authority, Virtua Health Obligated Group Rev., 5.00%, 7/1/2025	80	80
New Jersey Transportation Trust Fund Authority, Capital Appreciation Series 2010A, Rev., Zero Coupon, 12/15/2028	2,485	2,137
New Jersey Transportation Trust Fund Authority, Transportation Program
Series 2014AA, Rev., 5.00%, 6/15/2025	160	161
Series 2014AA, Rev., 5.00%, 6/15/2026	175	176
Series 2023AA, Rev., 5.00%, 6/15/2026	1,850	1,931
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	73

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New Jersey — continued
New Jersey Turnpike Authority
Series 2014A, Rev., 5.00%, 1/1/2027	625	628
Series 2014A, Rev., 5.00%, 1/1/2028	110	111
Passaic County Improvement Authority (The), City of Paterson Project Rev., GTD, 5.00%, 8/15/2026	350	369
Penns Grove-Carneys Point Regional School District GO, GAN, 4.50%, 7/3/2024	2,765	2,771
State of New Jersey GO, 5.00%, 6/1/2025 (b)	25	26
State of New Jersey, COVID-19 Emergency Bonds Series 2020A, GO, 5.00%, 6/1/2026	2,000	2,092
State of New Jersey, Various Purpose GO, 5.00%, 6/1/2024	500	502
Tobacco Settlement Financing Corp.
Series 2018A, Rev., 5.00%, 6/1/2026	110	114
Series 2018A, Rev., 5.00%, 6/1/2028	950	1,022
Town of Dover, General Improvement Water Utility Series 2024, GO, BAN, 4.50%, 1/23/2025	4,300	4,338
Town of Westfield GO, BAN, 4.75%, 11/8/2024	1,700	1,711
Township of Eastampton GO, BAN, 4.50%, 7/24/2024	2,350	2,356
Township of Lawrence GO, BAN, 5.00%, 6/7/2024	2,015	2,020
Township of Middle, General Improvement Sewer Utility GO, BAN, 4.50%, 9/5/2024	4,590	4,609
Township of Mount Holly Series 2023A, GO, BAN, 4.50%, 9/26/2024	1,885	1,894
Township of Rochelle Park GO, BAN, 4.50%, 8/9/2024	2,200	2,206
Township of Saddle Brook GO, BAN, 4.50%, 5/10/2024	9,096	9,110
Township of Scotch Plains GO, BAN, 4.50%, 1/17/2025	4,100	4,128
Township of Tewksbury Series 2023A, GO, 4.50%, 5/14/2024	2,337	2,341
Township of West Orange Series 2023, GO, BAN, 4.00%, 3/26/2024	65	65
Village of Ridgefield Park GO, BAN, 4.50%, 4/5/2024	7,640	7,641
Total New Jersey		149,117
New Mexico — 0.0% ^
New Mexico Finance Authority, State Transportation, Subordinate Lien Series 2014A, Rev., 5.00%, 6/15/2025	80	80
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Mexico — continued
New Mexico Hospital Equipment Loan Council, Presbyterian Health Care Services Series 2015A, Rev., 5.00%, 8/1/2025 (b)	110	113
State of New Mexico, Capital Projects Series A, GO, 5.00%, 3/1/2024	50	50
Total New Mexico		243
New York — 19.4%
Build NYC Resource Corp., The New York Methodist Hospital Project Series 2014, Rev., 5.00%, 7/1/2024 (b)	45	45
Canton Central School District Series 2023B, GO, BAN, 4.50%, 7/5/2024	11,150	11,181
Chenango Forks Central School District Series B, GO, BAN, 4.50%, 6/28/2024	10,480	10,503
City of Geneva Series 2023, GO, BAN, 4.50%, 5/2/2024	16,050	16,072
City of Long Beach Series 2024A, GO, BAN, 4.50%, 9/27/2024	7,500	7,529
City of New York, Fiscal Year 2014 Series 2014J, GO, 5.00%, 8/1/2026	50	50
City of New York, Fiscal Year 2015 Series 2015A, GO, 5.00%, 8/1/2025	65	66
City of New York, Fiscal Year 2018 Series B-5, GO, VRDO, LIQ : Barclays Bank plc, 2.85%, 3/1/2024 (d)	10,000	10,000
City of Troy GO, BAN, 4.50%, 7/26/2024	4,300	4,312
Clarence Central School District GO, BAN, 4.50%, 6/20/2024	10,675	10,703
Corning City School District Series 2023A, GO, BAN, 5.00%, 6/21/2024	945	950
Deposit Central School District Series A, GO, BAN, 4.75%, 6/28/2024	1,825	1,830
East Islip Union Free School District GO, BAN, 4.50%, 6/26/2024	16,055	16,099
Eastport-South Manor Central School District Series 2019, GO, 5.00%, 3/1/2024	50	50
Evans-Brant Central School District Series B, GO, BAN, 4.50%, 6/20/2024	17,735	17,777
Fonda-Fultonville Central School District GO, BAN, 4.50%, 7/12/2024	2,750	2,759
Frewsburg Central School District GO, BAN, 4.50%, 7/9/2024	2,600	2,606
Greenwich Central School District GO, BAN, 4.50%, 6/25/2024	1,400	1,403
Guilderland Central School District GO, BAN, 4.50%, 7/26/2024	10,750	10,785
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Half Hollow Hills Central School District, Huntington and Babylon Suffolk County Series 2013A, GO, 4.00%, 4/15/2024	30	30
Hempstead Union Free School District GO, RAN, 5.00%, 6/28/2024	7,625	7,659
Lafayette Central School District
GO, RAN, 5.00%, 6/14/2024	1,670	1,676
GO, BAN, 4.50%, 6/28/2024	3,225	3,231
Le Roy Central School District Series B, GO, BAN, 4.75%, 6/28/2024	4,725	4,740
Letchworth Central School District of Gainesville GO, BAN, 4.75%, 6/21/2024	6,625	6,645
Long Island Power Authority, Electric System Rev., 1.00%, 9/1/2025	25,000	23,804
Lyncourt Union Free School District GO, BAN, 4.50%, 6/27/2024	2,075	2,079
Malone Central School District GO, BAN, 4.50%, 6/27/2024	7,600	7,616
Massena Central School District GO, BAN, 4.50%, 6/28/2024	10,565	10,593
Metropolitan Transportation Authority
Series 2002G-1F, Rev., (SOFR + 0.43%), 3.99%, 3/7/2024 (c)	965	961
Series 2014B, Rev., 5.00%, 11/15/2024	115	115
Series 2015F, Rev., 5.00%, 11/15/2024	25	25
Series 2017B, Rev., 5.00%, 11/15/2024	30	30
Series A-1, Rev., 5.00%, 11/15/2024	20	20
Series 2016B, Rev., 4.00%, 11/15/2025	40	41
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2023 Series 2023, Subseries B-1, Rev., VRDO, LIQ : Mizuho Bank Ltd., 3.78%, 3/1/2024 (d)	10,000	10,000
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2018 Series S-1, Rev., 5.00%, 7/15/2028	85	91
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014
Series D-3, Rev., VRDO, LIQ : Mizuho Bank Ltd., 2.85%, 3/1/2024 (d)	15,000	15,000
Series 2014D-1, Rev., 5.00%, 4/2/2024	25	25
Series 2014 B-1, Rev., 5.00%, 11/1/2027	620	622
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015
Series 2015B SUB B-1, Rev., 5.00%, 8/1/2027	50	50
Series 2015 A-1, Rev., 5.00%, 8/1/2028	160	161
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
New York State Dormitory Authority, Education, State Personal Income Tax Series 2005 B, Rev., AMBAC, 5.50%, 3/15/2024	45	45
New York State Dormitory Authority, Hospitals Center, Langone Hospitals Obligated Group Series 2016A, Rev., 5.00%, 7/1/2024	30	30
New York State Dormitory Authority, New York University Series 2017 A, Rev., 5.00%, 7/1/2028	25	27
New York State Dormitory Authority, State Personal Income Tax, General Purpose
Series 2015A, Rev., 5.00%, 3/15/2024 (b)	30	30
Series 2018A, Rev., 5.00%, 3/15/2024 (b)	105	105
Series 2021 D, Rev., 5.00%, 3/15/2024	95	95
Series 2017 A, Rev., 5.00%, 2/15/2025 (b)	25	26
Series 2014A, Rev., 5.00%, 2/15/2029	35	35
New York State Dormitory Authority, State Sales Tax
Series 2015 B, Rev., 5.00%, 3/15/2024 (b)	75	75
Series 2015A, Rev., 5.00%, 3/15/2024 (b)	400	400
Series 2018 C, Rev., 5.00%, 3/15/2024 (b)	415	415
Series 2018C, Rev., 5.00%, 3/15/2025 (b)	400	408
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects - Second Resolution
Series 2014A, Rev., 5.00%, 6/15/2026	30	30
Series 2014A, Rev., 5.00%, 6/15/2027	100	100
New York State Thruway Authority
Series J, Rev., 5.00%, 5/14/2024	185	186
Series K, Rev., 5.00%, 1/1/2027	20	20
New York State Urban Development Corp., State Personal Income Tax
Series 2016 A, Rev., 4.00%, 3/15/2024	20	20
Series 2015 A, Rev., 5.00%, 3/15/2024	45	45
New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2016A, Rev., 5.00%, 3/15/2024	140	140
Newark Valley Central School District GO, BAN, 4.75%, 8/30/2024	1,174	1,179
Onondaga Central School District GO, BAN, 4.50%, 6/28/2024	8,310	8,325
Oriskany Central School District Series B, GO, BAN, 4.50%, 7/5/2024	3,630	3,638
Otego-Unadilla Central School District, New York General Obligation Anticipation GO, BAN, 4.50%, 7/18/2024	5,400	5,414
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	75

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Owego Apalachin Central School District GO, BAN, 4.50%, 7/5/2024	4,235	4,247
Saranac Lake Central School District GO, BAN, 4.50%, 6/21/2024	2,145	2,149
Schenectady City School District GO, BAN, 4.50%, 7/19/2024	8,100	8,127
Shenendehowa Central School District GO, BAN, 4.50%, 6/28/2024	7,300	7,319
Spencer Van Etten Central School GO, BAN, 4.50%, 6/28/2024	6,520	6,533
Three Village Central School District Brookhaven and Smithtown GO, TAN, 4.50%, 6/24/2024	315	316
Town of Dryden Series 2024, GO, BAN, 4.50%, 1/23/2025	2,440	2,456
Town of Goshen Series 2023, GO, BAN, 4.50%, 4/25/2024	1,856	1,858
Town of Haverstraw Series 2023, GO, BAN, 4.50%, 5/10/2024	4,210	4,216
Town of Lancaster Series A, GO, BAN, 4.50%, 7/19/2024	4,600	4,613
Town of Orchard Park GO, BAN, 4.50%, 8/16/2024	2,680	2,691
Town of Oyster Bay Series 2023, GO, BAN, 4.75%, 8/23/2024	45	45
Town of Stillwater Series 2023, GO, BAN, 4.50%, 5/31/2024	2,215	2,221
Town of Wawarsing GO, BAN, 4.50%, 7/25/2024	3,000	3,008
Tully Central School District GO, BAN, 4.50%, 6/27/2024	1,140	1,143
Village of Farmingdale Series l, GO, BAN, 4.25%, 1/30/2025	3,475	3,500
Village of Freeport Series 2023C, GO, BAN, 4.50%, 4/26/2024	9,455	9,465
Village of Highland Falls Series 2024A, GO, BAN, 4.00%, 9/27/2024	2,400	2,406
Village of Ilion Series 2023, GO, BAN, 4.50%, 5/10/2024	9,000	9,002
Village of Kenmore Series 2023, GO, BAN, 4.50%, 5/17/2024	7,901	7,919
Village of Skaneateles GO, BAN, 5.00%, 6/14/2024	1,150	1,154
Warwick Valley Central School District Series 2023A, GO, BAN, 4.75%, 6/28/2024	3,765	3,778
Watertown Enlarged City School District Series 2023, GO, BAN, 4.50%, 6/27/2024	100	100
Wayne Central School District GO, BAN, 4.50%, 7/26/2024	2,100	2,105
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Westfield Central School District GO, BAN, 5.00%, 6/13/2024	1,670	1,676
Windsor Central School District GO, BAN, 4.50%, 7/26/2024	4,750	4,762
Total New York		337,531
North Carolina — 1.3%
Charlotte-Mecklenburg Hospital Authority (The), Atrium Health Variable Rate, Health Care Series 2021B, Rev., 5.00%, 12/2/2024 (d)	280	283
City of Charlotte
Series 2015B, COP, 5.00%, 6/1/2024	60	60
Series 2015C, COP, 5.00%, 12/1/2024 (b)	50	51
Series 2021A, Rev., 5.00%, 7/1/2025	50	51
City of Raleigh, Downtown Improvement Projects Series 2005-B-1, COP, VRDO, LIQ : PNC Bank NA, 3.10%, 3/11/2024 (d)	17,500	17,500
Columbus County Industrial Facilities and Pollution Control Financing Authority, International Paper Co. Project
Series 2019A, Rev., 2.00%, 10/1/2024 (d)	825	815
Series 2019B, Rev., 2.00%, 10/1/2024 (d)	825	815
Series 2020A, Rev., 1.38%, 6/16/2025 (d)	1,780	1,721
County of Forsyth Series 2019B, GO, 5.00%, 3/1/2024	150	150
County of New Hanover Series 2017, Rev., 5.00%, 10/1/2024 (b)	160	162
County of Orange Series 2012, GO, 4.00%, 4/1/2024	175	175
County of Wake
Series 2019 B, GO, 5.00%, 3/1/2024	40	40
Series 2021, Rev., 5.00%, 3/1/2024	45	45
North Carolina Eastern Municipal Power Agency Series 1993 B, Rev., NATL - RE, 6.00%, 1/1/2025 (b)	20	20
North Carolina Medical Care Commission, Duke University Health Health Series 2016 A, Rev., 5.00%, 6/1/2024	50	50
North Carolina Medical Care Commission, Vidant Health Series 2015, Rev., 5.00%, 6/1/2025 (b)	70	72
Raleigh Durham Airport Authority Series 2020B, Rev., 5.00%, 5/1/2025	25	26
State of North Carolina
Rev., 5.00%, 3/1/2024	75	75
Series 2014C, Rev., 5.00%, 5/1/2027	440	441
Total North Carolina		22,552
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Ohio — 5.0%
Akron Bath Copley Joint Township Hospital District, Children's Hospital Medical Center of Akron Series 2022A, Rev., 5.00%, 11/15/2024	250	253
American Municipal Power, Inc., AMP Fremont Energy Center Project Series 2017A, Rev., 5.00%, 2/15/2028	100	108
American Municipal Power, Inc., Combined Hydroelectric Projects Series 2020A, Rev., 5.00%, 2/15/2027	310	328
American Municipal Power, Inc., Electric System Improvement, City of Wapakoneta Project Rev., BAN, 4.50%, 6/21/2024	1,500	1,502
Athens City School District, Unlimited Tax Series 2023, GO, BAN, 4.75%, 6/3/2024	2,550	2,559
Bowling Green City School District, Ohio Wood County School Facilities General Obligation Unlimited Tax GO, BAN, 4.75%, 6/3/2024	1,600	1,605
Cincinnati City School District Series 2014, COP, 5.00%, 12/15/2024 (b)	25	25
City of Akron, Income Tax Series 2019, Rev., 4.00%, 12/1/2024	275	276
City of Hamilton Series 2023, GO, BAN, 4.50%, 12/19/2024	2,000	2,014
City of Strongsville Series 2023, GO, BAN, 4.50%, 6/7/2024	2,060	2,066
Cleveland-Cuyahoga County Port Authority, The Cleveland Museum of Natural History Project Rev., 5.00%, 7/1/2026	125	130
County of Allen Series 2017 A, Rev., 5.00%, 8/1/2027	300	320
County of Cuyahoga, Convention Hotel Project Series 2014, COP, 5.00%, 12/1/2028	35	35
County of Franklin, Hospital Facilities, Nationwide Children's Hospital Project Series 2016C, Rev., 5.00%, 11/1/2024	640	647
County of Hamilton, Hospital Facility Cincinnati Children's Hospital Series 2014S, Rev., 5.00%, 5/15/2027	1,530	1,535
County of Hamilton, Metropolotan Sewer district of Greater Cincinnati Series 2014A, Rev., 5.00%, 12/1/2028	1,750	1,770
County of Lorain Series 2023, GO, BAN, 4.13%, 5/2/2024	4,455	4,457
County of Montgomery, Dayton Children's Hospital Series 2021, Rev., 5.00%, 8/1/2026	425	442
Dublin City School District GO, BAN, 5.00%, 12/18/2024	1,525	1,539
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued
Lucas-Plaza Housing Development Corp. Series B, Rev., FHA, Zero Coupon, 6/1/2024 (b)	150	149
New Albany Plain Local School District Series 2021 A, GO, 4.00%, 12/1/2024	65	65
North Canton City School District Series 2023, GO, BAN, 4.63%, 7/23/2024	4,439	4,454
Ohio Higher Educational Facility Commission, Case Western Reserve University Project Series 2015A, Rev., 5.00%, 12/1/2024	50	51
Ohio Higher Educational Facility Commission, Cleveland Clinic Health System Series 2008-B4, Rev., VRDO, LIQ : Barclays Bank plc, 2.80%, 3/1/2024 (d)	10,000	10,000
Ohio Higher Educational Facility Commission, Denison University 2017 Project Series 2017 A, Rev., 5.00%, 11/1/2024	100	101
Salem City School District Series 2023, GO, BAN, 5.25%, 6/3/2024	2,750	2,763
State of Ohio
Series 2017 A, GO, 5.00%, 3/15/2024 (b)	75	75
Series 2017 A, GO, 5.00%, 3/15/2024	435	435
State of Ohio, Adult Correctional Building Fund Projects Series 2016 C, Rev., VRDO, 3.30%, 3/11/2024 (d)	8,300	8,300
State of Ohio, Cleveland Clinic Health System Series 2019F, Rev., VRDO, LIQ : US Bank NA, 3.45%, 3/1/2024 (d)	15,000	15,000
State of Ohio, Conservation Projects Series 2017A, GO, 5.00%, 3/1/2024	180	180
State of Ohio, University Hospitals Health System, Inc. Series 2015A, Rev., VRDO, 3.60%, 3/11/2024 (d)	23,250	23,250
Total Ohio		86,434
Oklahoma — 0.2%
Garvin County Educational Facilities Authority, Pernell Public Schools Project Rev., 4.00%, 9/1/2024	160	160
Grady County School Finance Authority, Educational Facilities Lease, Tuttle Public Schools Project Rev., 4.00%, 9/1/2024	245	246
Grand River Dam Authority
Series 2014A, Rev., 5.00%, 6/1/2025	140	141
Series 2016 A, Rev., 5.00%, 6/1/2025	235	240
Series 2014A, Rev., 5.00%, 6/1/2026	405	406
Series 2016A, Rev., 5.00%, 6/1/2026	25	26
Series 2014A, Rev., 5.00%, 6/1/2028	30	30
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	77

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Oklahoma — continued
Kingfisher County Educational Facilities Authority, Lomega Public Schools Project Rev., 3.00%, 3/1/2024	270	270
Oklahoma Capitol Improvement Authority
Series 2014 A, Rev., 5.00%, 7/1/2027	50	50
Series 2014 A, Rev., 5.00%, 7/1/2028	785	787
Oklahoma Development Finance Authority, Health System, Integris Obligated Group Series 2015A, Rev., 5.00%, 8/15/2024	125	126
Oklahoma Municipal Power Authority, Power Supply System
Series A, Rev., 5.00%, 1/1/2025 (b)	85	87
Series B, Rev., 5.00%, 1/1/2025	75	76
Series 2021A, Rev., AGM, 5.00%, 1/1/2027	65	69
Pittsburg County Educational Facilities Authority, McAlester Public Schools Project Rev., 4.00%, 12/1/2026	250	255
Tulsa County Industrial Authority, Sand Springs Public Schools Project Rev., 4.00%, 9/1/2024	435	436
Total Oklahoma		3,405
Oregon — 0.0% ^
County of Washington Series 2016B, GO, 5.00%, 3/1/2025	20	21
Hospital Facilities Authority of Multnomah County Oregon, Adventist Health System Rev., 5.00%, 3/1/2025 (d)	30	30
Oregon State Lottery Series B, Rev., 5.00%, 4/1/2027	25	25
Total Oregon		76
Pennsylvania — 6.3%
Allegheny County Higher Education Building Authority, University Refunding Duquesne University Series 2016, Rev., 5.00%, 3/1/2027	60	62
Allegheny County Hospital Development Authority, UPMC Health Center Series 1997B, Rev., NATL - RE, 6.00%, 7/1/2027	75	82
Allegheny County Sanitary Authority, Sewer
Series 2020A, Rev., 4.00%, 6/1/2024	300	300
Series 2020A, Rev., 4.00%, 6/1/2025	150	151
Series 2020B, Rev., 4.00%, 6/1/2025	210	212
Series 2020A, Rev., 5.00%, 6/1/2026	425	445
Apollo-Ridge School District Series 2019A, GO, 4.00%, 9/1/2024	450	451
Chester County Health and Education Facilities Authority, Main Line Health System Series 2020A, Rev., 3.00%, 9/1/2024	215	214
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
City of Philadelphia
Series 2017A, GO, 5.00%, 8/1/2024	740	745
Series 2019A, GO, 5.00%, 8/1/2024	560	564
Series 2019B, GO, 5.00%, 2/1/2025	50	51
Series 2019 A, GO, 5.00%, 8/1/2025	95	98
Series 2019B, GO, 5.00%, 2/1/2028	40	43
City of Pittsburgh Series 2020A, GO, 5.00%, 9/1/2026	300	316
Commonwealth Financing Authority
Series 2019B, Rev., 5.00%, 6/1/2027	80	85
Series 2020A, Rev., 5.00%, 6/1/2027	20	21
Commonwealth Financing Authority, Tobacco Master Settlement Payment
Rev., 5.00%, 6/1/2024	150	150
Rev., 5.00%, 6/1/2025	310	316
Rev., 5.00%, 6/1/2027	350	369
Rev., 5.00%, 6/1/2028	95	102
Commonwealth of Pennsylvania
Series 2ND, GO, 4.38%, 3/19/2024	885	885
Series 2ND, GO, 5.00%, 3/19/2024	200	200
Series 1ST, GO, 5.00%, 6/15/2024 (b)	40	40
Series 2018A, COP, 5.00%, 7/1/2027	405	434
County of Armstrong
GO, AGM, 4.00%, 6/1/2024	230	230
GO, AGM, 4.00%, 6/1/2025	240	243
County of Indiana
GO, 3.00%, 12/15/2024	430	429
GO, 3.00%, 12/15/2025	250	250
GO, 3.00%, 12/15/2026	435	434
County of Lackawanna Series 2020A, GO, 4.00%, 3/15/2024	300	300
County of Somerset GO, 2.00%, 10/1/2024	300	296
Delaware Valley Regional Finance Authority, Local Government
Series 1997B, Rev., AMBAC, 5.70%, 7/1/2027	50	54
Series 1998A, Rev., AMBAC, 5.50%, 8/1/2028	240	264
Erie City Water Authority Series 2014, Rev., AGM, 5.00%, 12/1/2024 (b)	30	30
Geisinger Authority, Health System Series 2020B, Rev., 5.00%, 2/15/2027 (d)	1,000	1,035
General Authority of Southcentral Pennsylvania, Wellspan Health Obligated Group
Series 2019E, Rev., VRDO, LIQ : US Bank NA, 2.80%, 3/1/2024 (d)	23,600	23,600
Series 2014A, Rev., 5.00%, 6/1/2024	310	311
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Pennsylvania — continued
Lancaster County Hospital Authority, University of Pennsylvania Health System Series 2016A, Rev., 5.00%, 8/15/2026	20	21
Montgomery County Higher Education and Health Authority, Arcadia University Rev., 5.00%, 4/1/2024	300	300
Montgomery County Industrial Development Authority, Albert Einstein Healthcare Network
Series 2015A, Rev., 4.00%, 1/15/2025 (b)	40	40
Series 2015A, Rev., 5.25%, 1/15/2025 (b)	310	315
New Castle Area School District GO, 4.00%, 3/1/2024	240	240
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal, Republic Services, Inc., Project Series 2010 B, Rev., 3.75%, 4/1/2024 (d)	900	900
Pennsylvania Economic Development Financing Authority, University of Pittsburgh Medical Center Series 2017A, Rev., 5.00%, 11/15/2026	65	68
Pennsylvania Economic Development Financing Authority, UPMC Series 2014A, Rev., 5.00%, 2/1/2028	20	20
Pennsylvania Economic Development Financing Authority, Waste Management, Inc., Project Series 2017A, Rev., AMT, 0.58%, 8/1/2024 (d)	5,500	5,409
Pennsylvania Higher Educational Facilities Authority
Series AQ, Rev., 5.00%, 6/15/2025	20	20
Series AT-1, Rev., 5.00%, 6/15/2025	120	123
Series 2017 AU-2, Rev., 5.00%, 6/15/2027 (b)	10	11
Series 2017 AU-2, Rev., 5.00%, 6/15/2027	40	43
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System
Series 2015, Rev., 5.00%, 8/15/2024	25	25
Series 2016 C, Rev., 5.00%, 8/15/2024	35	35
Pennsylvania State University (The) Series 2020 E, Rev., 5.00%, 3/1/2024	105	105
Pennsylvania Turnpike Commission
Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/11/2024 (d)	35,000	35,000
Series A-2, Rev., 5.00%, 12/1/2024	425	431
Series A-1, Rev., 5.00%, 12/1/2025	155	159
Series 2020B, Rev., 5.00%, 12/1/2026	400	423
Series 2019A, Rev., 4.00%, 12/1/2027	25	26
Series 2016A-1, Rev., 5.00%, 12/1/2027	100	104
Series 2016A-3, Rev., 5.00%, 12/1/2027	280	295
Series 2014C, Rev., 5.00%, 12/1/2030	250	253
Series 2014, Rev., 5.00%, 12/1/2031	2,600	2,624
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
Series 2014A, Rev., 5.00%, 12/1/2038	135	137
Series 2014C, Rev., 5.00%, 12/1/2039	4,325	4,372
Pennsylvania Turnpike Commission Oil Franchise Tax Series B, Rev., 5.00%, 12/1/2028	485	511
Pennsylvania Turnpike Commission, Motor License Fund, Enhanced, Subordinate Series 2017-1, Rev., 5.00%, 6/1/2025	20	20
Philadelphia Authority for Industrial Development Series 2019, Rev., 5.00%, 10/1/2028	200	217
Philadelphia Gas Works Co. Series 13, Rev., 5.00%, 8/1/2024	75	75
Philadelphia Gas Works Co., 1998 General Ordinance
Series A-2, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/11/2024 (d)	20,300	20,300
Series 14TH, Rev., 5.00%, 10/1/2024	175	177
Series 14TH, Rev., 5.00%, 10/1/2026	30	31
Series 14TH, Rev., 5.00%, 10/1/2028	85	89
School District of Philadelphia (The) Series F, GO, 5.00%, 9/1/2024	415	418
Southeastern Pennsylvania Transportation Authority Series 2019, Rev., 5.00%, 3/1/2024	80	80
Spring-Benner-Walker Joint Authority Series A, Rev., 4.00%, 9/1/2024	440	441
Township of East Coventry
GO, 3.00%, 12/1/2025	345	343
GO, 3.00%, 12/1/2026	275	274
Township of Radnor GO, 3.00%, 6/15/2024	145	145
Uniontown Area School District GO, 3.00%, 10/1/2024	900	898
Unionville-Chadds Ford School District Series 2016, GO, 5.00%, 6/1/2025	50	51
Wyalusing Area School District
GO, 3.00%, 4/1/2024	185	185
GO, 3.00%, 4/1/2026	300	298
Total Pennsylvania		109,864
Rhode Island — 0.0% ^
Rhode Island Commerce Corp., Department of Transportation Series 2016 B, Rev., 5.00%, 6/15/2025	285	292
South Carolina — 0.6%
Anderson County School District No. 1 Series 2022, GO, SCSDE, 5.00%, 3/1/2024	650	650
Beaufort County School District Series 2022D, GO, SCSDE, 5.00%, 3/1/2024	125	125
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	79

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
South Carolina — continued
Berkeley County School District
Series 2023A, GO, SCSDE, 5.00%, 5/30/2024	50	50
Series 2013, Rev., 5.00%, 12/1/2024	50	51
Charleston Educational Excellence Finance Corp., Installment Purchase, Charleston County School District, South Carolina Project Series 2014, Rev., 5.00%, 12/1/2026	20	20
County of Dorchester, Transportation Project Series 2013 A, GO, 4.00%, 3/15/2024	25	25
County of Lancaster Series 2019, GO, 5.00%, 3/1/2024	50	50
County Square Redevelopment Corp., South Carolina Project Series 2024, Rev., BAN, 5.00%, 2/9/2025	5,800	5,890
Horry County School District
Series 2015A, GO, SCSDE, 5.00%, 3/1/2024	130	130
Series 2016, Rev., 5.00%, 3/1/2024	100	100
Piedmont Municipal Power Agency Series 2015A, Rev., 5.00%, 1/1/2026	1,300	1,317
Richland County School District No. 1 Series 2014C, GO, SCSDE, 5.00%, 3/1/2024	455	455
SCAGO Educational Facilities Corp. for Pickens School District
Series 2015, Rev., 5.00%, 12/1/2024	40	40
Series 2015, Rev., 5.00%, 12/1/2025	50	51
Rev., 5.00%, 12/1/2027	80	82
South Carolina Association of Governmental Organizations Series 2023A, COP, SCSDE, 5.00%, 3/1/2024	125	125
South Carolina Public Service Authority Series 2014C, Rev., 5.00%, 12/1/2024	445	449
York County School District No. 3 Rock Hill Series 2017 B, GO, SCSDE, 5.00%, 3/1/2024	50	50
Total South Carolina		9,660
South Dakota — 0.0% ^
Harrisburg School District No. 41-2 Series 2019, GO, 5.00%, 8/1/2024	50	50
South Dakota Health And Educational Facilities Authority, Sanford Obligated Group Series 2015, Rev., 5.00%, 11/1/2024	400	404
Total South Dakota		454
Tennessee — 0.4%
City of Knoxville, Gas System Series 2021-AA, Rev., 5.00%, 3/1/2024	230	230
City of Memphis Series 2014A, GO, 5.00%, 11/1/2024	45	45
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — continued
Metropolitan Government Nashville and Davidson County Industrial Development Board, Waste Management, Inc., Project Rev., 0.58%, 8/1/2024 (d)	1,150	1,131
Metropolitan Government Nashville and Davidson County, Health and Educational Facilities Board, Shelby House Apartments Project Series 2021B, Rev., 1.25%, 12/1/2024 (d)	5,655	5,534
Tennessee Energy Acquisition Corp., Commodity Project Series 2021A, Rev., 5.00%, 11/1/2026	350	360
Total Tennessee		7,300
Texas — 6.4%
Argyle Independent School District, Unlimited Tax Series 2014, GO, PSF-GTD, 5.00%, 8/15/2024 (b)	105	106
Arlington Housing Finance Corp. Series 2023, Rev., 4.50%, 4/1/2027 (d)	1,220	1,244
Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project
Series 2018C, Rev., 5.00%, 8/1/2024	200	201
Series 2018C, Rev., 5.00%, 8/1/2025	225	231
Austin Independent School District, Unlimited Tax Series A, GO, PSF-GTD, 4.00%, 8/1/2025 (b)	1,000	1,014
Birdville Independent School District, Unlimited Tax
Series 2015B, GO, PSF-GTD, 5.00%, 2/15/2025	20	20
Series 2020, GO, PSF-GTD, 5.00%, 2/15/2025	1,625	1,652
Capital Area Housing Finance Corp., Multi-Family Housing, Grand Avenue Flats Ltd. Rev., 0.29%, 8/1/2024 (d)	11,100	10,879
Capital Area Housing Finance Corp., Variable Lockhart Farms Apartments Rev., 0.70%, 6/1/2024 (d)	3,000	2,968
Central Texas Regional Mobility Authority, Senior Lien Series A, Rev., 5.00%, 7/1/2025 (b)	60	62
Central Texas Regional Mobility Authority, Subordinate Lien Series 2020F, Rev., BAN, 5.00%, 1/1/2025	50	50
Central Texas Turnpike System
Series C, Rev., 5.00%, 8/15/2025	1,200	1,207
Series C, Rev., 5.00%, 8/15/2026	205	206
Series C, Rev., 5.00%, 8/15/2028	20	20
City of Austin, Airport System Series 2017 A, Rev., 5.00%, 11/15/2028	50	53
City of Austin, Water and Wastewater System Series 2017, Rev., 5.00%, 11/15/2028	280	303
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
City of Dallas
Series 2014, GO, 5.00%, 2/15/2026	100	100
Series 2014, GO, 5.00%, 2/15/2027	100	100
Series 2014, GO, 5.00%, 2/15/2028	75	75
City of Denton, Utility System Series 2017, Rev., 5.00%, 12/1/2027	225	236
City of El Paso Series 2020A, GO, 5.00%, 8/15/2024	275	277
City of El Paso Water and Sewer
Series 2014, Rev., 5.00%, 3/1/2024	25	25
Series 2015, Rev., 5.00%, 3/1/2024 (b)	150	150
Series 2017, Rev., 5.00%, 3/1/2024	110	110
City of Garland, Water and Sewer System
Series 2014A, Rev., 5.00%, 3/1/2024	40	40
Series 2017, Rev., 5.00%, 3/1/2024	100	100
City of Houston Airport System, Subordinate Lien
Series 2018D, Rev., 5.00%, 7/1/2025	50	51
Series 2018D, Rev., 5.00%, 7/1/2027	35	38
City of Houston, Airport System, Subordinate Lien Series 2023B, Rev., AGM, 5.00%, 7/1/2028	30	33
City of Houston, Combined Utility System, First Lien
Series 2014 C, Rev., 5.00%, 5/15/2026	60	60
Series 2014D, Rev., 5.00%, 11/15/2026	20	20
Series 2014D, Rev., 5.00%, 11/15/2027	20	20
City of Houston, Public Improvement
Series 2014A, GO, 4.00%, 3/1/2024 (b)	25	25
Series 2019 A, GO, 5.00%, 3/1/2024	475	475
Series 2019A, GO, 5.00%, 3/1/2027	30	32
City of Lubbock, Electric Light and Power System
Series 2018, Rev., 5.00%, 4/15/2026	250	260
Series 2018, Rev., 5.00%, 4/15/2027	360	383
City of Plano Series 2022, GO, 4.00%, 9/1/2024	1,000	1,004
City of Port Arthur, Combination Tax, Certificates of Obligation Series 2020A, GO, AGM, 5.00%, 2/15/2025	400	406
City of San Antonio, Electric and Gas Systems Series 2018, Rev., 5.00%, 2/1/2027	160	170
City of San Marcos Series 2014A, GO, 5.00%, 8/15/2025	75	76
Clear Lake City Water Authority, Waterworks And Sewer System Series 2018, GO, 5.00%, 3/1/2024	155	155
Clint Independent School District Series 2015, GO, PSF-GTD, 5.00%, 8/15/2025 (b)	30	31
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
Comal Independent School District Series 2017, GO, PSF-GTD, 5.00%, 2/1/2028	35	36
Comal Independent School District, Unlimited Tax Series 2015A, GO, PSF-GTD, 5.00%, 2/1/2026	50	50
Conroe Independent School District, Unlimited Tax Series 2014A, GO, PSF-GTD, 4.00%, 2/15/2028	80	79
County of Bexar, Combination Tax Series 2014, GO, 5.00%, 6/15/2024 (b)	100	100
County of Harris, First Lien Series 2022A, Rev., 5.00%, 8/15/2027	20	22
County of Kaufman, Limited Tax Series 2020A, GO, 5.00%, 2/15/2025	130	132
County of Kaufman, Unlimited Tax GO, 5.00%, 2/15/2025	255	259
County of Williamson, Limited Tax Series 2015, GO, 5.00%, 2/15/2028	50	51
Dallas County Utility and Reclamation District, Unlimited Tax
Series 2016, GO, 5.00%, 2/15/2025	395	401
Series 2016, GO, 5.00%, 2/15/2028	80	86
Dallas Fort Worth International Airport
Series 2020 B, Rev., 5.00%, 11/1/2024	625	632
Series 2021B, Rev., 5.00%, 11/1/2024	25	25
Series 2023B, Rev., 5.00%, 11/1/2025	4,000	4,131
Series 2021B, Rev., 5.00%, 11/1/2026	35	37
Series 2020 A, Rev., 5.00%, 11/1/2027	20	22
Series 2023B, Rev., 5.00%, 11/1/2027	1,000	1,079
Series 2023B, Rev., 5.00%, 11/1/2028	1,250	1,377
Dallas Independent School District, Unlimited Tax Series 2014A, GO, PSF-GTD, 5.00%, 8/15/2024 (b)	95	96
El Paso Independent School District Series 2015A, GO, PSF-GTD, 5.00%, 8/15/2025 (b)	115	118
Florence Independent School District, Unlimited Tax
GO, PSF-GTD, 3.00%, 8/15/2026	230	228
GO, PSF-GTD, 3.00%, 8/15/2027	115	114
Galveston Public Facility Corp., The Oleanders at Broadway Rev., 0.47%, 8/1/2024 (d)	11,255	11,044
Granbury Independent School District Series 2015, GO, PSF-GTD, 5.00%, 8/1/2024 (b)	280	282
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System
Series 2019C-2, Rev., (SIFMA Municipal Swap Index Yield + 0.57%), 3.87%, 3/7/2024 (c)	9,000	8,978
Series 2020C-2, Rev., 5.00%, 12/1/2024 (d)	150	152
Series 2014A, Rev., 5.00%, 12/1/2025	120	121
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	81

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Series 2020C-3, Rev., 5.00%, 12/1/2026 (d)	100	104
Series 2014A, Rev., 5.00%, 12/1/2027	20	20
Harris County Fresh Water Supply District No. 61, Unlimited Tax GO, AGM, 3.00%, 9/1/2024	695	692
Harris County-Houston Sports Authority, Senior Lien Series A, Rev., AGM, 5.00%, 11/15/2025	75	76
Harris County-Houston Sports Authority, Taxable Senior Lien Series A, Rev., AGM, 5.00%, 11/15/2024	300	303
Harris County-Houston Sports Authority, Third Lien Series 2004A-3, Rev., NATL - RE, Zero Coupon, 11/15/2024 (b)	3,410	1,456
Houston Housing Finance Corp. Multi Family Housing Sunset Garden Apartments Series 2022, Rev., FHA, 4.00%, 10/1/2024 (d)	175	175
Irving Independent School District Series 2015, GO, PSF-GTD, 5.00%, 2/15/2028	25	25
Judson Independent School District Series 2016, GO, PSF-GTD, 5.00%, 2/1/2025	25	25
Keller Independent School District, Unlimited Tax
Series 2015A, GO, PSF-GTD, 4.00%, 2/15/2025 (b)	115	116
Series 2014A, GO, PSF-GTD, 5.00%, 8/15/2026	25	25
Series 2015, GO, PSF-GTD, 5.00%, 8/15/2026	1,000	1,016
Leander Independent School District, Unlimited Tax Series 2014D, GO, PSF-GTD, Zero Coupon, 8/15/2024 (b)	7,340	3,527
Lewisville Independent School District, Unlimited Tax Series 2023, GO, PSF-GTD, 5.00%, 8/15/2026	825	868
Lower Colorado River Authority, LCRA Transmission Services Corp. Project
Rev., 5.00%, 5/15/2025	130	133
Series 2023A, Rev., AGM, 5.00%, 5/15/2026	890	931
Series 2021, Rev., 5.00%, 5/15/2027	50	53
Lytle Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 2/15/2028	255	267
Metropolitan Transit Authority of Harris County, Sales and Use Tax Series 2014, Rev., 5.00%, 11/1/2024 (b)	55	55
Mission Economic Development Corp., Waste Management, Inc., Project Rev., AMT, (SIFMA Municipal Swap Index Yield + 0.38%), 3.68%, 3/7/2024 (c)	10,000	9,964
New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project Series 2020A, Rev., 2.25%, 1/1/2025	315	306
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
North Harris County Regional Water Authority, Senior Lien
Rev., 4.00%, 12/15/2024	130	131
Series 2016, Rev., 5.00%, 12/15/2027	75	79
Series 2016, Rev., 5.00%, 12/15/2028	140	148
North Texas Tollway Authority, First Tier
Series 2016A, Rev., 5.00%, 1/1/2025	185	185
Series A, Rev., 5.00%, 1/1/2025	530	531
Series 2015 B, Rev., 5.00%, 1/1/2029	25	25
North Texas Tollway Authority, Second Tier
Series 2021B, Rev., 5.00%, 1/1/2025	250	254
Series 2020 C, Rev., 5.00%, 1/1/2026	75	78
Northside Independent School District, Unlimited Tax Series 2017, GO, PSF-GTD, 5.00%, 8/15/2024	65	65
Pecan Grove Municipal Utility District, Unlimited Tax GO, AGM, 3.00%, 9/1/2024	600	598
Permanent University Fund - Texas A&M University System Series 2015A, Rev., 5.50%, 7/1/2026	95	98
Plano Public Facility Corp., K Avenue Lofts Rev., 0.65%, 12/1/2024 (d)	9,500	9,517
State of Texas
Series 2014A, GO, 4.00%, 10/1/2024 (b)	115	115
Series 2014A, GO, 5.00%, 10/1/2024 (b)	120	122
Series 2018B-2, GO, 5.00%, 8/1/2027	25	25
Series A, GO, 5.00%, 10/1/2028	25	25
State of Texas, Veterans Series 2011A, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.40%, 3/7/2024 (d)	10,030	10,030
State of Texas, Veterans Housing Assistance Program Series 2008B, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.40%, 3/11/2024 (d)	4,875	4,875
State of Washington Series 2014, GO, 5.00%, 10/1/2025	335	335
Texas Department of Housing and Community Affairs, Fishpond at Corpus Christi Apartments Series 2020, Rev., VRDO, 4.00%, 3/1/2024 (d)	1,200	1,200
Texas Home Collaborative, 1518 Apartments Series 2023, Rev., 5.00%, 10/1/2026 (d)	2,975	3,074
Texas State University System
Series 2017 A, Rev., 5.00%, 3/15/2024	375	375
Series A, Rev., 5.00%, 3/15/2024	25	25
Travis County Water Control and Improvement District No. 17, Texas Steiner Ranch Defined Area Unlimited Tax
GO, 3.00%, 5/1/2024	400	399
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Municipal Bond Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
GO, 4.00%, 5/1/2025	300	302
GO, 4.00%, 5/1/2026	280	286
Trinity River Public Facility Corp., Cowan Place Apartments Series 2021, Rev., 4.40%, 4/1/2024 (d)	3,400	3,400
University of Houston
Series 2016 A, Rev., 4.00%, 2/15/2026	20	20
Series 2016A, Rev., 4.00%, 2/15/2027	25	25
Waco Independent School District Series 2015, GO, PSF-GTD, 4.00%, 8/15/2024 (b)	135	135
Total Texas		110,934
Utah — 0.6%
Alpine School District, Utah School Bond Guaranty Program Series 2014, GO, 5.00%, 3/15/2024	145	145
Central Valley Water Reclamation Facility Series 2021C, Rev., 5.00%, 3/1/2024	100	100
County of Utah, IHC Health Services, Inc. Series 2020B-1, Rev., 5.00%, 8/1/2024 (d)	10,135	10,193
Utah Infrastructure Agency, Tax-Exempt Telecommunications Rev., 3.00%, 10/15/2025	125	122
Utah Transit Authority, Sales Tax Series 2015 A, Rev., 5.00%, 6/15/2025	160	164
Total Utah		10,724
Virginia — 3.0%
Alexandria Industrial Development Authority, Alexandria Residential Care Facilities Mortgage, Goodwin House, Inc. Series 2015, Rev., 5.00%, 10/1/2024 (b)	35	35
Chesterfield County Economic Development Authority, County Project Series 2019 B, Rev., 5.00%, 4/1/2024	25	25
Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project Series 2018C, Rev., VRDO, 3.35%, 3/11/2024 (d)	30,000	30,000
Virginia College Building Authority Series 2014B, Rev., 4.00%, 9/1/2025	20	20
Wise County Industrial Development Authority, Electric and Power Co. Project Series 2009A, Rev., 0.75%, 9/2/2025 (d)	22,765	21,263
Total Virginia		51,343
Washington — 1.3%
Chelan County Public Utility District No.1 Series 2008B, Rev., VRDO, LIQ : Barclays Bank plc, 3.40%, 3/11/2024 (d)	6,400	6,400
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued
Franklin County School District No. 1 Pasco, Unlimited Tax Series 2015, GO, 5.00%, 12/1/2025	3,600	3,642
Port of Seattle, Intermediate Lien
Series 2016, Rev., 5.00%, 2/1/2025	30	30
Series 2022A, Rev., 5.00%, 8/1/2026	60	63
Series 2016, Rev., 5.00%, 2/1/2027	50	52
Series A, Rev., 5.00%, 5/1/2027	45	48
Series 2022A, Rev., 5.00%, 8/1/2028	75	82
State of Washington Series R-2015B, GO, 5.00%, 7/1/2026	140	141
Washington Health Care Facilities Authority, Catholic Health Initiatives Series B-2, Rev., (SIFMA Municipal Swap Index Yield + 1.40%), 4.70%, 3/7/2024 (c)	10,085	10,086
Washington Health Care Facilities Authority, Seattle Cancer Care Alliance Rev., 5.00%, 3/1/2026	150	152
Washington State Housing Finance Commission, Herons Key Senior Living Series A, Rev., 7.00%, 7/1/2025 (b) (e)	1,000	1,042
Total Washington		21,738
West Virginia — 0.4%
Berkeley County Board of Education GO, 5.00%, 5/1/2025	360	367
West Virginia Commissioner of Highways
Series 2017A, Rev., 5.00%, 9/1/2027	45	49
Series A, Rev., 5.00%, 9/1/2028	325	350
West Virginia Economic Development Authority, Correctional Juvenile and Public Safety Facilities Series 2012A, Rev., 5.00%, 6/1/2025	625	628
West Virginia Economic Development Authority, Solid Waste Disposal Facilities, Appalachian Power Co. Amos Project Series 2011A, Rev., AMT, 1.00%, 9/1/2025 (d)	5,650	5,332
West Virginia Lottery Excess Lottery Series 2015A, Rev., 5.00%, 7/1/2024	50	50
Total West Virginia		6,776
Wisconsin — 1.4%
City of Milwaukee, Promissory Notes
Series N2, GO, 4.00%, 3/15/2024	1,955	1,955
Series N4, GO, 5.00%, 4/1/2024	4,605	4,609
Series N2, GO, 4.00%, 3/15/2025	100	100
City of Watertown, Promissory Notes GO, 3.00%, 6/1/2024	425	424
County of Manitowoc, Promissory Notes GO, AGM, 4.00%, 4/1/2024	680	680
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	83

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Wisconsin — continued
County of Rusk, Promissory Notes GO, 3.00%, 3/1/2024	270	270
Gateway Technical College District, Kenosha And Walworth Counties Series 2019C, GO, 4.00%, 4/1/2024	40	40
Lakeshore Technical College District Series 2019A, GO, 3.00%, 3/1/2024	405	405
Pewaukee School District Series 2019A, GO, 5.00%, 3/1/2024	375	375
State of Wisconsin Series 2017 B, GO, 5.00%, 5/1/2025 (b)	85	87
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio Series 2015-1, Rev., 5.00%, 6/1/2024 (b)	180	181
Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Series 2018B-4, Rev., 5.00%, 1/29/2025 (d)	295	299
Wisconsin Health and Educational Facilities Authority, Ascension Senior Credit Group
Series 2016A, Rev., 5.00%, 11/15/2024	100	101
Series 2019A, Rev., 5.00%, 11/15/2024	25	25
Series 2016A, Rev., 5.00%, 11/15/2026	350	364
Wisconsin Health and Educational Facilities Authority, Children's Hospital Series 2017, Rev., 5.00%, 8/15/2024	30	30
Wisconsin Health and Educational Facilities Authority, Hmong American Peace Academy Rev., 4.00%, 3/15/2024	120	120
Wisconsin Health and Educational Facilities Authority, Unity Point Health Series 2014A, Rev., 5.00%, 12/1/2025	105	106
Wisconsin Housing and Economic Development Authority, Home Ownership Series 2021B, Rev., VRDO, LIQ : FHLB, 3.30%, 3/11/2024 (d)	15,000	15,000
Total Wisconsin		25,171
Total Municipal Bonds (Cost $1,691,696)		1,684,629
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.9%
Investment Companies — 2.9%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (g) (h) (Cost $50,708)	50,708	50,713
Total Investments — 99.7% (Cost $1,742,404)		1,735,342
Other Assets Less Liabilities — 0.3%		5,160
NET ASSETS — 100.0%		1,740,502

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
CR	Custodial Receipts
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
GAN	Grant Anticipation Notes
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
SIFMA	The Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(d)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Municipal Bond Funds	February 29, 2024

(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	85

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 29, 2024
(Amounts in thousands, except per share amounts)

	JPMorgan California Tax Free Bond Fund	JPMorgan National Municipal Income Fund	JPMorgan New York Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$299,431	$2,194,147	$350,799
Investments in affiliates, at value	15,118	25,576	26,813
Deposits at broker for futures contracts	—	1,054	—
Receivables:
Investment securities sold	—	6,355	—
Fund shares sold	586	879	2
Interest from non-affiliates	2,686	24,514	4,175
Dividends from affiliates	49	147	70
Variation margin on futures contracts	—	61	—
Total Assets	317,870	2,252,733	381,859
LIABILITIES:
Payables:
Investment securities purchased	1,078	—	2,515
Investment securities purchased — delayed delivery securities	9,984	2,425	5,372
Fund shares redeemed	4	1,763	103
Accrued liabilities:
Investment advisory fees	45	412	58
Administration fees	3	37	7
Distribution fees	27	79	31
Service fees	5	76	9
Custodian and accounting fees	9	75	9
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	—
Other	54	62	53
Total Liabilities	11,209	4,929	8,157
Net Assets	$306,661	$2,247,804	$373,702

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Municipal Bond Funds	February 29, 2024

	JPMorgan California Tax Free Bond Fund	JPMorgan National Municipal Income Fund	JPMorgan New York Tax Free Bond Fund
NET ASSETS:
Paid-in-Capital	$319,807	$2,421,344	$379,449
Total distributable earnings (loss)	(13,146)	(173,540)	(5,747)
Total Net Assets	$306,661	$2,247,804	$373,702
Net Assets:
Class A	$107,875	$377,730	$123,310
Class C	9,492	6,898	10,882
Class I	65,275	583,636	112,611
Class R6	124,019	1,279,540	126,899
Total	$306,661	$2,247,804	$373,702
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	10,432	36,938	19,071
Class C	926	694	1,683
Class I	6,471	58,309	17,322
Class R6	12,297	127,836	19,525
Net Asset Value (a):
Class A — Redemption price per share	$10.34	$10.23	$6.47
Class C — Offering price per share (b)	10.25	9.94	6.47
Class I — Offering and redemption price per share	10.09	10.01	6.50
Class R6 — Offering and redemption price per share	10.09	10.01	6.50
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.74	$10.63	$6.72
Cost of investments in non-affiliates	$294,817	$2,175,794	$345,240
Cost of investments in affiliates	15,118	25,573	26,812

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	87

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 29, 2024 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan Short- Intermediate Municipal Bond Fund	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
ASSETS:
Investments in non-affiliates, at value	$737,860	$712,788	$1,684,629
Investments in affiliates, at value	71,426	127,688	50,713
Cash	—	—	359
Deposits at broker for futures contracts	576	—	—
Receivables:
Investment securities sold	95	2,766	—
Investment securities sold — delayed delivery securities	190	90	—
Fund shares sold	302	584	1,702
Interest from non-affiliates	8,026	6,775	20,689
Dividends from affiliates	173	246	275
Variation margin on futures contracts	46	—	—
Due from adviser	—	—	20
Total Assets	818,694	850,937	1,758,387
LIABILITIES:
Payables:
Due to custodian	95	—	—
Investment securities purchased	—	7,579	5,684
Investment securities purchased — delayed delivery securities	2,379	9,688	10,472
Fund shares redeemed	596	279	723
Accrued liabilities:
Investment advisory fees	91	181	—
Administration fees	1	40	—
Distribution fees	18	54	34
Service fees	30	8	334
Custodian and accounting fees	19	21	30
Trustees’ and Chief Compliance Officer’s fees	— (a)	—	—
Other	67	69	608
Total Liabilities	3,296	17,919	17,885
Net Assets	$815,398	$833,018	$1,740,502

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Municipal Bond Funds	February 29, 2024

	JPMorgan Short- Intermediate Municipal Bond Fund	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
NET ASSETS:
Paid-in-Capital	$878,707	$886,992	$1,786,830
Total distributable earnings (loss)	(63,309)	(53,974)	(46,328)
Total Net Assets	$815,398	$833,018	$1,740,502
Net Assets:
Class A	$86,007	$248,803	$166,704
Class C	2,020	7,752	—
Class I	357,230	225,434	1,573,798
Class R6	370,141	351,029	—
Total	$815,398	$833,018	$1,740,502
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	8,499	22,827	16,710
Class C	198	718	—
Class I	35,091	20,784	157,926
Class R6	36,373	32,374	—
Net Asset Value (a):
Class A — Redemption price per share	$10.12	$10.90	$9.98
Class C — Offering price per share (b)	10.22	10.80	—
Class I — Offering and redemption price per share	10.18	10.85	9.97
Class R6 — Offering and redemption price per share	10.18	10.84	—
Class A maximum sales charge	2.25%	3.75%	— %
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.35	$11.32	$—
Cost of investments in non-affiliates	$743,463	$703,520	$1,691,696
Cost of investments in affiliates	71,426	127,684	50,708

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	89

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 29, 2024
(Amounts in thousands)

	JPMorgan California Tax Free Bond Fund	JPMorgan National Municipal Income Fund	JPMorgan New York Tax Free Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$8,635	$116,226	$11,492
Interest income from affiliates	—	1	—
Dividend income from affiliates	305	2,882	424
Total investment income	8,940	119,109	11,916
EXPENSES:
Investment advisory fees	872	9,613	1,110
Administration fees	218	2,398	277
Distribution fees:
Class A	258	901	306
Class C	102	63	119
Service fees:
Class A	258	901	306
Class C	34	21	39
Class I	130	1,563	246
Custodian and accounting fees	55	426	56
Interest expense to affiliates	—	2	—
Professional fees	63	73	67
Trustees’ and Chief Compliance Officer’s fees	26	37	26
Printing and mailing costs	39	125	44
Registration and filing fees	62	160	59
Transfer agency fees (See Note 2.H.)	9	41	15
Other	17	58	15
Total expenses	2,143	16,382	2,685
Less fees waived	(717)	(4,902)	(872)
Less expense reimbursements	(64)	(2)	(79)
Net expenses	1,362	11,478	1,734
Net investment income (loss)	7,578	107,631	10,182
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Municipal Bond Funds	February 29, 2024

	JPMorgan California Tax Free Bond Fund	JPMorgan National Municipal Income Fund	JPMorgan New York Tax Free Bond Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(2,923)	$(106,751)	$(3,653)
Investments in affiliates	(2)	24	(1)
Futures contracts	—	(4,157)	—
Swaps	—	(16,735)	—
Net realized gain (loss)	(2,925)	(127,619)	(3,654)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	8,541	122,134	9,530
Investments in affiliates	— (a)	(14)	1
Futures contracts	—	135	—
Swaps	—	9,422	—
Change in net unrealized appreciation/depreciation	8,541	131,677	9,531
Net realized/unrealized gains (losses)	5,616	4,058	5,877
Change in net assets resulting from operations	$13,194	$111,689	$16,059

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	91

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 29, 2024 (continued)
(Amounts in thousands)

	JPMorgan Short- Intermediate Municipal Bond Fund	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$24,483	$28,154	$53,019
Interest income from affiliates	1	— (a)	2
Dividend income from affiliates	1,404	1,671	4,116
Total investment income	25,888	29,825	57,137
EXPENSES:
Investment advisory fees	2,436	2,147	2,903
Administration fees	729	536	1,448
Distribution fees:
Class A	230	624	394
Class C	18	66	—
Service fees:
Class A	230	624	394
Class C	6	22	—
Class I	1,068	488	4,444
Custodian and accounting fees	128	130	180
Interest expense to affiliates	— (a)	— (a)	8
Professional fees	64	72	68
Trustees’ and Chief Compliance Officer’s fees	29	27	32
Printing and mailing costs	46	46	27
Registration and filing fees	101	115	27
Transfer agency fees (See Note 2.H.)	13	20	16
Other	20	18	30
Total expenses	5,118	4,935	9,971
Less fees waived	(2,523)	(1,275)	(4,967)
Less expense reimbursements	(2)	(1)	(2)
Net expenses	2,593	3,659	5,002
Net investment income (loss)	23,295	26,166	52,135

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Municipal Bond Funds	February 29, 2024

	JPMorgan Short- Intermediate Municipal Bond Fund	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(35,792)	$(24,803)	$(20,605)
Investments in affiliates	9	— (a)	25
Futures contracts	(375)	13	(2,604)
Swaps	—	(3,081)	—
Net realized gain (loss)	(36,158)	(27,871)	(23,184)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	44,875	43,030	38,416
Investments in affiliates	(2)	1	(7)
Futures contracts	115	(5)	—
Swaps	—	1,331	—
Change in net unrealized appreciation/depreciation	44,988	44,357	38,409
Net realized/unrealized gains (losses)	8,830	16,486	15,225
Change in net assets resulting from operations	$32,125	$42,652	$67,360

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	93

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan California Tax Free Bond Fund		JPMorgan National Municipal Income Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,578	$6,652	$107,631	$112,177
Net realized gain (loss)	(2,925)	(11,089)	(127,619)	(66,187)
Distributions of capital gains received from investment company affiliates	—	— (a)	—	2
Change in net unrealized appreciation/depreciation	8,541	(8,133)	131,677	(257,214)
Change in net assets resulting from operations	13,194	(12,570)	111,689	(211,222)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,576)	(2,292)	(11,220)	(8,588)
Class C	(263)	(284)	(217)	(263)
Class I	(1,397)	(1,370)	(21,153)	(19,414)
Class R6	(3,344)	(2,704)	(75,367)	(86,669)
Total distributions to shareholders	(7,580)	(6,650)	(107,957)	(114,934)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	20,951	(87,038)	(1,312,157)	(632,503)
NET ASSETS:
Change in net assets	26,565	(106,258)	(1,308,425)	(958,659)
Beginning of period	280,096	386,354	3,556,229	4,514,888
End of period	$306,661	$280,096	$2,247,804	$3,556,229

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Municipal Bond Funds	February 29, 2024

	JPMorgan New York Tax Free Bond Fund		JPMorgan Short-Intermediate Municipal Bond Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,182	$7,694	$23,295	$22,068
Net realized gain (loss)	(3,654)	(4,967)	(36,158)	(10,763)
Distributions of capital gains received from investment company affiliates	—	1	—	6
Change in net unrealized appreciation/depreciation	9,531	(14,005)	44,988	(53,464)
Change in net assets resulting from operations	16,059	(11,277)	32,125	(42,153)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,275)	(2,647)	(1,850)	(1,279)
Class C	(331)	(338)	(36)	(24)
Class I	(2,743)	(1,858)	(10,364)	(10,185)
Class R6	(3,816)	(2,837)	(11,262)	(10,521)
Total distributions to shareholders	(10,165)	(7,680)	(23,512)	(22,009)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,358	6,925	(271,963)	(410,934)
NET ASSETS:
Change in net assets	12,252	(12,032)	(263,350)	(475,096)
Beginning of period	361,450	373,482	1,078,748	1,553,844
End of period	$373,702	$361,450	$815,398	$1,078,748
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	95

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Tax Free Bond Fund		JPMorgan Ultra-Short Municipal Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,166	$17,586	$52,135	$32,226
Net realized gain (loss)	(27,871)	(25,108)	(23,184)	(7,883)
Distributions of capital gains received from investment company affiliates	—	1	—	8
Change in net unrealized appreciation/depreciation	44,357	(53,658)	38,409	(24,980)
Change in net assets resulting from operations	42,652	(61,179)	67,360	(629)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,561)	(7,865)	(3,781)	(2,278)
Class C	(251)	(230)	—	—
Class I	(7,316)	(4,747)	(48,324)	(29,968)
Class R6	(10,016)	(4,630)	—	—
Total distributions to shareholders	(26,144)	(17,472)	(52,105)	(32,246)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	268,103	(42,894)	(611,514)	(1,687,065)
NET ASSETS:
Change in net assets	284,611	(121,545)	(596,259)	(1,719,940)
Beginning of period	548,407	669,952	2,336,761	4,056,701
End of period	$833,018	$548,407	$1,740,502	$2,336,761
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Municipal Bond Funds	February 29, 2024

	JPMorgan California Tax Free Bond Fund		JPMorgan National Municipal Income Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$24,877	$21,303	$108,309	$171,717
Distributions reinvested	2,527	2,252	11,128	8,492
Cost of shares redeemed	(25,536)	(49,568)	(95,322)	(146,657)
Change in net assets resulting from Class A capital transactions	1,868	(26,013)	24,115	33,552
Class C
Proceeds from shares issued	1,430	2,507	2,261	6,916
Distributions reinvested	263	281	216	261
Cost of shares redeemed	(9,292)	(9,030)	(5,918)	(10,262)
Change in net assets resulting from Class C capital transactions	(7,599)	(6,242)	(3,441)	(3,085)
Class I
Proceeds from shares issued	34,757	38,656	341,702	737,481
Distributions reinvested	1,389	1,364	20,728	18,738
Cost of shares redeemed	(19,848)	(68,766)	(463,553)	(682,129)
Change in net assets resulting from Class I capital transactions	16,298	(28,746)	(101,123)	74,090
Class R6
Proceeds from shares issued	51,051	68,051	329,218	632,437
Distributions reinvested	3,333	2,700	75,089	85,904
Cost of shares redeemed	(44,000)	(96,788)	(1,636,015)	(1,455,401)
Change in net assets resulting from Class R6 capital transactions	10,384	(26,037)	(1,231,708)	(737,060)
Total change in net assets resulting from capital transactions	$20,951	$(87,038)	$(1,312,157)	$(632,503)
SHARE TRANSACTIONS:
Class A
Issued	2,446	2,091	10,704	16,759
Reinvested	248	222	1,103	834
Redeemed	(2,520)	(4,874)	(9,441)	(14,310)
Change in Class A Shares	174	(2,561)	2,366	3,283
Class C
Issued	142	249	232	698
Reinvested	26	28	22	26
Redeemed	(934)	(893)	(607)	(1,035)
Change in Class C Shares	(766)	(616)	(353)	(311)
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	97

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan California Tax Free Bond Fund		JPMorgan National Municipal Income Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
SHARE TRANSACTIONS: (continued)
Class I
Issued	3,521	3,892	34,782	73,343
Reinvested	140	138	2,098	1,876
Redeemed	(2,006)	(6,937)	(46,963)	(68,094)
Change in Class I Shares	1,655	(2,907)	(10,083)	7,125
Class R6
Issued	5,148	6,864	33,251	62,866
Reinvested	336	273	7,609	8,601
Redeemed	(4,429)	(9,739)	(166,569)	(145,612)
Change in Class R6 Shares	1,055	(2,602)	(125,709)	(74,145)
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Municipal Bond Funds	February 29, 2024

	JPMorgan New York Tax Free Bond Fund		JPMorgan Short-Intermediate Municipal Bond Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,648	$22,952	$23,961	$58,420
Distributions reinvested	3,213	2,592	1,835	1,267
Cost of shares redeemed	(25,788)	(39,012)	(36,233)	(54,204)
Change in net assets resulting from Class A capital transactions	(1,927)	(13,468)	(10,437)	5,483
Class C
Proceeds from shares issued	1,183	1,605	390	736
Distributions reinvested	329	335	36	23
Cost of shares redeemed	(10,073)	(6,102)	(1,015)	(1,510)
Change in net assets resulting from Class C capital transactions	(8,561)	(4,162)	(589)	(751)
Class I
Proceeds from shares issued	44,947	68,065	152,299	393,609
Distributions reinvested	2,712	1,831	10,320	10,130
Cost of shares redeemed	(26,591)	(53,136)	(280,868)	(721,531)
Change in net assets resulting from Class I capital transactions	21,068	16,760	(118,249)	(317,792)
Class R6
Proceeds from shares issued	49,752	52,101	92,372	376,224
Distributions reinvested	3,813	2,834	11,093	10,335
Cost of shares redeemed	(57,787)	(47,140)	(246,153)	(484,433)
Change in net assets resulting from Class R6 capital transactions	(4,222)	7,795	(142,688)	(97,874)
Total change in net assets resulting from capital transactions	$6,358	$6,925	$(271,963)	$(410,934)
SHARE TRANSACTIONS:
Class A
Issued	3,266	3,613	2,380	5,811
Reinvested	504	406	183	126
Redeemed	(4,062)	(6,102)	(3,608)	(5,378)
Change in Class A Shares	(292)	(2,083)	(1,045)	559
Class C
Issued	186	252	39	73
Reinvested	52	52	3	2
Redeemed	(1,597)	(953)	(100)	(148)
Change in Class C Shares	(1,359)	(649)	(58)	(73)
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	99

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan New York Tax Free Bond Fund		JPMorgan Short-Intermediate Municipal Bond Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
SHARE TRANSACTIONS: (continued)
Class I
Issued	7,021	10,637	15,057	38,844
Reinvested	423	286	1,022	1,003
Redeemed	(4,162)	(8,267)	(27,822)	(71,310)
Change in Class I Shares	3,282	2,656	(11,743)	(31,463)
Class R6
Issued	7,776	8,102	9,158	37,238
Reinvested	595	442	1,099	1,023
Redeemed	(9,016)	(7,347)	(24,336)	(47,984)
Change in Class R6 Shares	(645)	1,197	(14,079)	(9,723)
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Municipal Bond Funds	February 29, 2024

	JPMorgan Tax Free Bond Fund		JPMorgan Ultra-Short Municipal Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$68,968	$74,500	$179,221	$254,635
Distributions reinvested	8,431	7,735	3,781	2,278
Cost of shares redeemed	(87,448)	(120,540)	(281,106)	(64,685)
Change in net assets resulting from Class A capital transactions	(10,049)	(38,305)	(98,104)	192,228
Class C
Proceeds from shares issued	3,912	1,482	—	—
Distributions reinvested	250	228	—	—
Cost of shares redeemed	(5,080)	(4,258)	—	—
Change in net assets resulting from Class C capital transactions	(918)	(2,548)	—	—
Class I
Proceeds from shares issued	181,059	87,677	512,407	1,054,856
Distributions reinvested	6,761	4,069	48,222	29,905
Cost of shares redeemed	(92,664)	(114,867)	(1,074,039)	(2,964,054)
Change in net assets resulting from Class I capital transactions	95,156	(23,121)	(513,410)	(1,879,293)
Class R6
Proceeds from shares issued	220,139	70,910	—	—
Distributions reinvested	10,015	4,626	—	—
Cost of shares redeemed	(46,240)	(54,456)	—	—
Change in net assets resulting from Class R6 capital transactions	183,914	21,080	—	—
Total change in net assets resulting from capital transactions	$268,103	$(42,894)	$(611,514)	$(1,687,065)
SHARE TRANSACTIONS:
Class A
Issued	6,431	6,784	18,021	25,616
Reinvested	790	712	380	230
Redeemed	(8,186)	(10,919)	(28,274)	(6,525)
Change in Class A Shares	(965)	(3,423)	(9,873)	19,321
Class C
Issued	372	137	—	—
Reinvested	23	21	—	—
Redeemed	(483)	(393)	—	—
Change in Class C Shares	(88)	(235)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	101

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Tax Free Bond Fund		JPMorgan Ultra-Short Municipal Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
SHARE TRANSACTIONS: (continued)
Class I
Issued	16,930	8,020	51,520	106,500
Reinvested	637	376	4,858	3,025
Redeemed	(8,824)	(10,661)	(108,073)	(299,231)
Change in Class I Shares	8,743	(2,265)	(51,695)	(189,706)
Class R6
Issued	20,996	6,619	—	—
Reinvested	946	429	—	—
Redeemed	(4,338)	(4,995)	—	—
Change in Class R6 Shares	17,604	2,053	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Municipal Bond Funds	February 29, 2024

THIS PAGE IS INTENTIONALLY LEFT BLANK

103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan California Tax Free Bond Fund
Class A
Year Ended February 29, 2024	$10.15	$0.26	$0.18	$0.44	$(0.25)	$10.34
Year Ended February 28, 2023	10.68	0.20	(0.53)	(0.33)	(0.20)	10.15
Year Ended February 28, 2022	11.06	0.16	(0.38)	(0.22)	(0.16)	10.68
Year Ended February 28, 2021	11.25	0.17	(0.19)	(0.02)	(0.17)	11.06
Year Ended February 29, 2020	10.71	0.23	0.54	0.77	(0.23)	11.25
Class C
Year Ended February 29, 2024	10.06	0.20	0.19	0.39	(0.20)	10.25
Year Ended February 28, 2023	10.59	0.15	(0.53)	(0.38)	(0.15)	10.06
Year Ended February 28, 2022	10.96	0.10	(0.37)	(0.27)	(0.10)	10.59
Year Ended February 28, 2021	11.15	0.12	(0.20)	(0.08)	(0.11)	10.96
Year Ended February 29, 2020	10.62	0.18	0.53	0.71	(0.18)	11.15
Class I
Year Ended February 29, 2024	9.90	0.26	0.19	0.45	(0.26)	10.09
Year Ended February 28, 2023	10.43	0.21	(0.53)	(0.32)	(0.21)	9.90
Year Ended February 28, 2022	10.80	0.17	(0.37)	(0.20)	(0.17)	10.43
Year Ended February 28, 2021	10.99	0.18	(0.19)	(0.01)	(0.18)	10.80
Year Ended February 29, 2020	10.47	0.24	0.52	0.76	(0.24)	10.99
Class R6
Year Ended February 29, 2024	9.90	0.27	0.19	0.46	(0.27)	10.09
Year Ended February 28, 2023	10.43	0.22	(0.53)	(0.31)	(0.22)	9.90
Year Ended February 28, 2022	10.80	0.18	(0.37)	(0.19)	(0.18)	10.43
Year Ended February 28, 2021	10.99	0.19	(0.19)	— (d)	(0.19)	10.80
Year Ended February 29, 2020	10.47	0.25	0.52	0.77	(0.25)	10.99

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Municipal Bond Funds	February 29, 2024

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

4.45%	$107,875	0.55%	2.53%	0.97%	36%
(3.04)	104,073	0.58	2.00	0.96	25
(2.05)	136,939	0.60	1.43	0.94	11
(0.19)	154,108	0.59	1.54	0.93	6
7.29	126,253	0.60	2.13	0.96	8

3.95	9,492	1.05	2.00	1.48	36
(3.56)	17,015	1.08	1.49	1.46	25
(2.47)	24,442	1.10	0.93	1.43	11
(0.70)	33,234	1.09	1.07	1.43	6
6.72	52,168	1.10	1.66	1.47	8

4.67	65,275	0.45	2.65	0.72	36
(3.01)	47,695	0.49	2.06	0.70	25
(1.90)	80,566	0.50	1.53	0.68	11
(0.09)	100,163	0.49	1.62	0.68	6
7.37	60,122	0.50	2.26	0.71	8

4.77	124,019	0.35	2.74	0.47	36
(2.92)	111,313	0.38	2.19	0.45	25
(1.80)	144,407	0.40	1.63	0.43	11
0.01	137,357	0.39	1.74	0.43	6
7.48	127,070	0.40	2.35	0.46	8
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan National Municipal Income Fund
Class A
Year Ended February 29, 2024	$10.13	$0.31	$0.11	$0.42	$(0.32)	$—	$(0.32)
Year Ended February 28, 2023	10.91	0.27	(0.78)	(0.51)	(0.26)	(0.01)	(0.27)
Year Ended February 28, 2022	11.37	0.23	(0.37)	(0.14)	(0.23)	(0.09)	(0.32)
Year Ended February 28, 2021	11.52	0.22	(0.16)	0.06	(0.21)	—	(0.21)
Year Ended February 29, 2020	10.91	0.24	0.61	0.85	(0.24)	—	(0.24)
Class C
Year Ended February 29, 2024	9.86	0.25	0.09	0.34	(0.26)	—	(0.26)
Year Ended February 28, 2023	10.62	0.20	(0.75)	(0.55)	(0.20)	(0.01)	(0.21)
Year Ended February 28, 2022	11.07	0.17	(0.36)	(0.19)	(0.17)	(0.09)	(0.26)
Year Ended February 28, 2021	11.23	0.15	(0.16)	(0.01)	(0.15)	—	(0.15)
Year Ended February 29, 2020	10.63	0.18	0.60	0.78	(0.18)	—	(0.18)
Class I
Year Ended February 29, 2024	9.93	0.33	0.09	0.42	(0.34)	—	(0.34)
Year Ended February 28, 2023	10.69	0.29	(0.75)	(0.46)	(0.29)	(0.01)	(0.30)
Year Ended February 28, 2022	11.15	0.26	(0.37)	(0.11)	(0.26)	(0.09)	(0.35)
Year Ended February 28, 2021	11.31	0.24	(0.16)	0.08	(0.24)	—	(0.24)
Year Ended February 29, 2020	10.71	0.27	0.60	0.87	(0.27)	—	(0.27)
Class R6
Year Ended February 29, 2024	9.93	0.34	0.09	0.43	(0.35)	—	(0.35)
Year Ended February 28, 2023	10.69	0.29	(0.74)	(0.45)	(0.30)	(0.01)	(0.31)
Year Ended February 28, 2022	11.15	0.27	(0.37)	(0.10)	(0.27)	(0.09)	(0.36)
Year Ended February 28, 2021	11.31	0.25	(0.16)	0.09	(0.25)	—	(0.25)
Year Ended February 29, 2020	10.71	0.28	0.60	0.88	(0.28)	—	(0.28)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Municipal Bond Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$10.23	4.19%	$377,730	0.65%	3.09%	0.91%	24%
10.13	(4.66)	350,327	0.65	2.60	0.91	36
10.91	(1.29)	341,321	0.65	2.06	0.90	12
11.37	0.57	308,709	0.64	1.93	0.90	34
11.52	7.86	250,087	0.65	2.17	0.90	20

9.94	3.52	6,898	1.20	2.53	1.42	24
9.86	(5.12)	10,327	1.20	2.03	1.41	36
10.62	(1.77)	14,423	1.20	1.51	1.40	12
11.07	(0.07)	19,061	1.19	1.38	1.40	34
11.23	7.38	29,173	1.20	1.63	1.40	20

10.01	4.34	583,636	0.40	3.34	0.66	24
9.93	(4.32)	678,857	0.40	2.84	0.66	36
10.69	(1.06)	655,190	0.40	2.31	0.65	12
11.15	0.75	622,009	0.39	2.17	0.65	34
11.31	8.19	660,041	0.40	2.42	0.64	20

10.01	4.44	1,279,540	0.30	3.42	0.40	24
9.93	(4.23)	2,516,718	0.30	2.92	0.41	36
10.69	(0.96)	3,503,954	0.30	2.41	0.40	12
11.15	0.85	3,681,554	0.29	2.27	0.40	34
11.31	8.30	4,329,545	0.30	2.52	0.39	20
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan New York Tax Free Bond Fund
Class A
Year Ended February 29, 2024	$6.37	$0.17	$0.10	$0.27	$(0.17)	$6.47
Year Ended February 28, 2023	6.71	0.13	(0.34)	(0.21)	(0.13)	6.37
Year Ended February 28, 2022	6.93	0.11	(0.21)	(0.10)	(0.12)	6.71
Year Ended February 28, 2021	7.06	0.12	(0.13)	(0.01)	(0.12)	6.93
Year Ended February 29, 2020	6.71	0.14	0.35	0.49	(0.14)	7.06
Class C
Year Ended February 29, 2024	6.37	0.14	0.10	0.24	(0.14)	6.47
Year Ended February 28, 2023	6.71	0.10	(0.34)	(0.24)	(0.10)	6.37
Year Ended February 28, 2022	6.93	0.08	(0.22)	(0.14)	(0.08)	6.71
Year Ended February 28, 2021	7.05	0.09	(0.13)	(0.04)	(0.08)	6.93
Year Ended February 29, 2020	6.71	0.10	0.34	0.44	(0.10)	7.05
Class I
Year Ended February 29, 2024	6.40	0.18	0.10	0.28	(0.18)	6.50
Year Ended February 28, 2023	6.75	0.15	(0.35)	(0.20)	(0.15)	6.40
Year Ended February 28, 2022	6.96	0.13	(0.21)	(0.08)	(0.13)	6.75
Year Ended February 28, 2021	7.09	0.14	(0.13)	0.01	(0.14)	6.96
Year Ended February 29, 2020	6.75	0.15	0.34	0.49	(0.15)	7.09
Class R6
Year Ended February 29, 2024	6.40	0.18	0.10	0.28	(0.18)	6.50
Year Ended February 28, 2023	6.74	0.16	(0.35)	(0.19)	(0.15)	6.40
Year Ended February 28, 2022	6.96	0.14	(0.22)	(0.08)	(0.14)	6.74
Year Ended February 28, 2021	7.09	0.15	(0.14)	0.01	(0.14)	6.96
Year Ended February 29, 2020	6.75	0.16	0.34	0.50	(0.16)	7.09

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Municipal Bond Funds	February 29, 2024

Ratios/Supplemental data
		Ratios to average net assets
Total return(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

4.34%	$123,310	0.55%	2.68%	0.96%	37%
(3.04)	123,246	0.68	2.10	0.95	30
(1.55)	143,940	0.75	1.60	0.94	10
(0.13)	166,435	0.74	1.77	0.93	5
7.31	164,358	0.75	1.96	0.95	13

3.80	10,882	1.05	2.15	1.46	37
(3.53)	19,364	1.19	1.59	1.45	30
(2.05)	24,776	1.25	1.10	1.44	10
(0.51)	31,173	1.24	1.26	1.43	5
6.62	57,781	1.25	1.49	1.45	13

4.42	112,611	0.45	2.79	0.70	37
(2.97)	89,832	0.48	2.33	0.70	30
(1.16)	76,802	0.50	1.85	0.69	10
0.12	87,928	0.49	2.02	0.68	5
7.38	105,497	0.50	2.22	0.70	13

4.52	126,899	0.35	2.88	0.45	37
(2.73)	129,008	0.38	2.41	0.44	30
(1.20)	127,964	0.40	1.95	0.43	10
0.22	122,625	0.39	2.11	0.43	5
7.49	119,722	0.40	2.32	0.44	13
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Year Ended February 29, 2024	$10.02	$0.20	$0.11	$0.31	$(0.21)	$10.12
Year Ended February 28, 2023	10.46	0.14	(0.44)	(0.30)	(0.14)	10.02
Year Ended February 28, 2022	10.78	0.11	(0.32)	(0.21)	(0.11)	10.46
Year Ended February 28, 2021	10.86	0.13	(0.08)	0.05	(0.13)	10.78
Year Ended February 29, 2020	10.49	0.16	0.37	0.53	(0.16)	10.86
Class C
Year Ended February 29, 2024	10.12	0.15	0.10	0.25	(0.15)	10.22
Year Ended February 28, 2023	10.56	0.09	(0.44)	(0.35)	(0.09)	10.12
Year Ended February 28, 2022	10.88	0.06	(0.32)	(0.26)	(0.06)	10.56
Year Ended February 28, 2021	10.96	0.08	(0.09)	(0.01)	(0.07)	10.88
Year Ended February 29, 2020	10.59	0.11	0.37	0.48	(0.11)	10.96
Class I
Year Ended February 29, 2024	10.08	0.24	0.11	0.35	(0.25)	10.18
Year Ended February 28, 2023	10.52	0.18	(0.43)	(0.25)	(0.19)	10.08
Year Ended February 28, 2022	10.84	0.16	(0.32)	(0.16)	(0.16)	10.52
Year Ended February 28, 2021	10.92	0.18	(0.09)	0.09	(0.17)	10.84
Year Ended February 29, 2020	10.55	0.21	0.37	0.58	(0.21)	10.92
Class R6
Year Ended February 29, 2024	10.08	0.25	0.11	0.36	(0.26)	10.18
Year Ended February 28, 2023	10.52	0.19	(0.44)	(0.25)	(0.19)	10.08
Year Ended February 28, 2022	10.83	0.16	(0.31)	(0.15)	(0.16)	10.52
Year Ended February 28, 2021	10.91	0.19	(0.09)	0.10	(0.18)	10.83
Year Ended February 29, 2020	10.54	0.21	0.38	0.59	(0.22)	10.91

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Municipal Bond Funds	February 29, 2024

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

3.08%	$86,007	0.70%	1.98%	0.87%	44%
(2.86)	95,647	0.70	1.36	0.87	8
(1.96)	93,976	0.70	1.02	0.85	21
0.43	80,956	0.69	1.20	0.86	21
5.12	53,408	0.70	1.48	0.86	24

2.52	2,020	1.20	1.47	1.39	44
(3.34)	2,590	1.20	0.85	1.37	8
(2.45)	3,473	1.20	0.52	1.36	21
(0.09)	4,626	1.19	0.72	1.36	21
4.52	4,303	1.20	0.99	1.36	24

3.53	357,230	0.25	2.42	0.62	44
(2.41)	472,108	0.25	1.79	0.61	8
(1.51)	823,600	0.25	1.47	0.60	21
0.87	829,847	0.24	1.66	0.60	21
5.56	641,836	0.24	1.94	0.61	24

3.58	370,141	0.20	2.46	0.37	44
(2.36)	508,403	0.20	1.85	0.37	8
(1.37)	632,795	0.20	1.52	0.35	21
0.92	688,820	0.19	1.72	0.35	21
5.61	961,820	0.19	1.99	0.36	24
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Tax Free Bond Fund
Class A
Year Ended February 29, 2024	$10.70	$0.38	$0.19	$0.57	$(0.37)	$10.90
Year Ended February 28, 2023	12.15	0.33	(1.45)	(1.12)	(0.33)	10.70
Year Ended February 28, 2022	12.46	0.27	(0.31)	(0.04)	(0.27)	12.15
Year Ended February 28, 2021	12.66	0.28	(0.20)	0.08	(0.28)	12.46
Year Ended February 29, 2020	11.77	0.32	0.89	1.21	(0.32)	12.66
Class C
Year Ended February 29, 2024	10.60	0.31	0.20	0.51	(0.31)	10.80
Year Ended February 28, 2023	12.04	0.26	(1.44)	(1.18)	(0.26)	10.60
Year Ended February 28, 2022	12.35	0.19	(0.31)	(0.12)	(0.19)	12.04
Year Ended February 28, 2021	12.55	0.21	(0.21)	— (d)	(0.20)	12.35
Year Ended February 29, 2020	11.67	0.25	0.87	1.12	(0.24)	12.55
Class I
Year Ended February 29, 2024	10.65	0.40	0.19	0.59	(0.39)	10.85
Year Ended February 28, 2023	12.09	0.35	(1.44)	(1.09)	(0.35)	10.65
Year Ended February 28, 2022	12.41	0.29	(0.32)	(0.03)	(0.29)	12.09
Year Ended February 28, 2021	12.61	0.31	(0.21)	0.10	(0.30)	12.41
Year Ended February 29, 2020	11.72	0.34	0.89	1.23	(0.34)	12.61
Class R6
Year Ended February 29, 2024	10.64	0.40	0.20	0.60	(0.40)	10.84
Year Ended February 28, 2023	12.09	0.36	(1.45)	(1.09)	(0.36)	10.64
Year Ended February 28, 2022	12.41	0.30	(0.32)	(0.02)	(0.30)	12.09
Year Ended February 28, 2021	12.60	0.31	(0.19)	0.12	(0.31)	12.41
Year Ended February 29, 2020	11.72	0.35	0.88	1.23	(0.35)	12.60

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Municipal Bond Funds	February 29, 2024

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

5.44%	$248,803	0.66%	3.50%	0.94%	55%
(9.24)	254,468	0.67	2.99	0.95	42
(0.40)	330,640	0.67	2.12	0.94	16
0.66	302,134	0.66	2.28	0.95	23
10.37	231,815	0.67	2.58	0.97	31

4.88	7,752	1.25	2.92	1.45	55
(9.78)	8,546	1.25	2.39	1.45	42
(0.99)	12,535	1.25	1.54	1.44	16
0.07	16,524	1.24	1.70	1.45	23
9.73	26,965	1.25	2.05	1.48	31

5.71	225,434	0.44	3.73	0.69	55
(9.00)	128,202	0.45	3.20	0.70	42
(0.27)	173,023	0.45	2.34	0.69	16
0.88	176,073	0.45	2.50	0.70	23
10.66	177,584	0.45	2.82	0.72	31

5.76	351,029	0.39	3.80	0.43	55
(9.04)	157,191	0.40	3.29	0.45	42
(0.22)	153,754	0.40	2.39	0.44	16
1.01	134,449	0.40	2.55	0.45	23
10.63	115,414	0.40	2.87	0.47	31
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Ultra-Short Municipal Fund
Class A
Year Ended February 29, 2024	$9.90	$0.25	$0.08	$0.33	$(0.25)	$9.98
Year Ended February 28, 2023	9.98	0.13	(0.11)	0.02	(0.10)	9.90
Year Ended February 28, 2022	10.07	0.01	(0.09)	(0.08)	(0.01)	9.98
Year Ended February 28, 2021	10.08	0.03	— (d)	0.03	(0.04)	10.07
Year Ended February 29, 2020	10.03	0.12	0.06	0.18	(0.13)	10.08
Class I
Year Ended February 29, 2024	9.89	0.27	0.09	0.36	(0.28)	9.97
Year Ended February 28, 2023	9.98	0.10	(0.07)	0.03	(0.12)	9.89
Year Ended February 28, 2022	10.06	0.03	(0.08)	(0.05)	(0.03)	9.98
Year Ended February 28, 2021	10.07	0.05	— (d)	0.05	(0.06)	10.06
Year Ended February 29, 2020	10.02	0.14	0.05	0.19	(0.14)	10.07

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Municipal Bond Funds	February 29, 2024

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

3.41%	$166,704	0.44%	2.48%	0.75%	74%
0.18	263,135	0.44	1.27	0.76	16
(0.83)	72,506	0.45	0.06	0.75	33
0.30	143,944	0.44	0.35	0.75	71
1.76	106,625	0.45	1.23	0.76	48

3.66	1,573,798	0.24	2.72	0.50	74
0.27	2,073,626	0.24	1.04	0.51	16
(0.53)	3,984,195	0.25	0.26	0.50	33
0.51	6,666,678	0.24	0.53	0.50	71
1.96	4,050,886	0.25	1.43	0.50	48
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Municipal Bond Funds	115

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 6 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan California Tax Free Bond Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan National Municipal Income Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan New York Tax Free Bond Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Short-Intermediate Municipal Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Tax Free Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Ultra-Short Municipal Fund	Class A and Class I	JPM IV	Diversified
The investment objective of JPMorgan California Tax Free Bond Fund (“California Tax Free Bond Fund”) is to seek to provide high after-tax total return for California residents consistent with moderate risk of capital.
The investment objective of JPMorgan National Municipal Income Fund ("National Municipal Income Fund") is to seek to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.
The investment objective of JPMorgan New York Tax Free Bond Fund (“New York Tax Free Bond Fund”) is to seek to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.
The investment objective of JPMorgan Short-Intermediate Municipal Bond Fund (“Short-Intermediate Bond Fund”), JPMorgan Tax Free Bond Fund (“Tax Free Bond Fund”) and JPMorgan Ultra-Short Municipal Fund (“Ultra-Short Municipal Fund”) is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments— Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.

116	J.P. Morgan Municipal Bond Funds	February 29, 2024

This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset value ("NAV") per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swap contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
California Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$299,431	$—	$299,431
Short-Term Investments
Investment Companies	15,118	—	—	15,118
Total Investments in Securities	$15,118	$299,431	$—	$314,549

National Municipal Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$2,194,147	$—	$2,194,147
Short-Term Investments
Investment Companies	25,576	—	—	25,576
Total Investments in Securities	$25,576	$2,194,147	$—	$2,219,723
Appreciation in Other Financial Instruments
Futures Contracts	$154	$—	$—	$154

February 29, 2024	J.P. Morgan Municipal Bond Funds	117

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
New York Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$350,799	$—	$350,799
Short-Term Investments
Investment Companies	26,813	—	—	26,813
Total Investments in Securities	$26,813	$350,799	$—	$377,612

Short-Intermediate Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Collateralized Mortgage Obligations	$—	$15	$—	$15
Municipal Bonds	—	737,845	—	737,845
Short-Term Investments
Investment Companies	71,426	—	—	71,426
Total Investments in Securities	$71,426	$737,860	$—	$809,286
Appreciation in Other Financial Instruments
Futures Contracts	$115	$—	$—	$115

Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$712,788	$—	$712,788
Short-Term Investments
Investment Companies	127,688	—	—	127,688
Total Investments in Securities	$127,688	$712,788	$—	$840,476

Ultra-Short Municipal Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$1,684,629	$—	$1,684,629
Short-Term Investments
Investment Companies	50,713	—	—	50,713
Total Investments in Securities	$50,713	$1,684,629	$—	$1,735,342
B. Restricted Securities— Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of February 29, 2024, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

118	J.P. Morgan Municipal Bond Funds	February 29, 2024

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments— The Funds purchased when-issued securities, including To-Be-Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
The Funds had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 29, 2024, which are shown as a Receivable for Investment securities sold — delayed delivery securities and/or a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 29, 2024 are detailed on the SOIs, if any.
D. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
The Funds did not lend out any securities during the year ended February 29, 2024.

February 29, 2024	J.P. Morgan Municipal Bond Funds	119

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
E. Investment Transactions with Affiliates— The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
California Tax Free Bond Fund
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (a) (b)	$6,651	$148,349	$139,880	$(2)	$— (c)	$15,118	15,117	$305	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
(c)	Amount rounds to less than one thousand.

National Municipal Income Fund
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (a) (b)	$134,839	$1,476,470	$1,585,743	$24	$(14)	$25,576	25,574	$2,882	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

New York Tax Free Bond Fund
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (a) (b)	$11,948	$149,681	$134,816	$(1)	$1	$26,813	26,810	$424	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

120	J.P. Morgan Municipal Bond Funds	February 29, 2024

Short-Intermediate Municipal Bond Fund
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (a) (b)	$70,373	$494,614	$493,568	$9	$(2)	$71,426	71,419	$1,404	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

Tax Free Bond Fund
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (a) (b)	$13,912	$547,533	$433,758	$— (c)	$1	$127,688	127,676	$1,671	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
(c)	Amount rounds to less than one thousand.

Ultra-Short Municipal Fund
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.37% (a) (b)	$154,102	$2,071,192	$2,174,599	$25	$(7)	$50,713	50,708	$4,116	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
F. Derivatives —National Municipal Income Fund, Short-Intermediate Municipal Bond Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund used derivative instruments including futures contracts and swaps, in connection with their investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds' risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds' ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds' net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s

February 29, 2024	J.P. Morgan Municipal Bond Funds	121

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Funds.
Notes F(1) — F(2) below describe the various derivatives used by the Funds.
(1) Futures Contracts— National Municipal Income Fund, Short-Intermediate Municipal Bond Fund, Tax Free Bond Fund and Ultra-Short Municipal Fund used interest rate and treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2) Swaps — National Municipal Income Fund and Tax Free Bond Fund engaged in various swap transactions, including total return basket swaps, to manage total return risks within its portfolio. The Funds also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Portfolio Investments, while cash deposited, which is considered restricted, is reported as Deposits at broker for centrally cleared swaps on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Funds’ OTC swap contracts are subject to master netting arrangements.
Credit Default Swaps
National Municipal Income Fund and Tax Free Bond Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit

122	J.P. Morgan Municipal Bond Funds	February 29, 2024

market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.
(3) Summary of Derivatives Information—The following tables present the value of derivatives held as of February 29, 2024, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	National Municipal Income Fund	Short-Intermediate Municipal Bond Fund
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$154	$115
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	154	115

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the year ended February 29, 2024, by primary underlying risk exposure:
	National Municipal Income Fund	Short-Intermediate Municipal Bond Fund	Tax Free Bond Fund	Ultra-Short Municipal Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Interest Rate Risk Exposure:
Futures Contracts	$(4,157)	$(375)	$13	$(2,604)
Credit Exposure Risk:
Swap Contracts	(16,735)	—	(3,081)	—
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Interest Rate Risk Exposure:
Futures Contracts	135	115	(5)	—
Credit Exposure Risk:
Swap Contracts	9,422	—	1,331	—

February 29, 2024	J.P. Morgan Municipal Bond Funds	123

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
Derivatives Volume
The table below discloses the volume of the Funds' futures contracts and swaps activity during the year ended February 29, 2024. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	National Municipal Income Fund	Short-Intermediate Municipal Bond Fund	Tax Free Bond Fund	Ultra-Short Municipal Fund
Futures Contracts:
Average Notional Balance Long	$96,656	$3,194	$2,874	$41,563
Average Notional Balance Short	(11,058)	—	(4,989)	—
Ending Notional Balance Long	103,005	41,519	—	—
Credit Default Swaps:
Average Notional Balance - Buy Protection	110,565	—	18,108	—
G. Security Transactions and Investment Income— Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
H. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended February 29, 2024 are as follows:
	Class A	Class C	Class I	Class R6	Total
California Tax Free Bond Fund
Transfer agency fees	$5	$1	$2	$1	$9
National Municipal Income Fund
Transfer agency fees	11	1	8	21	41
New York Tax Free Bond Fund
Transfer agency fees	10	1	3	1	15
Short-Intermediate Municipal Bond Fund
Transfer agency fees	3	— (a)	5	5	13
Tax Free Bond Fund
Transfer agency fees	13	1	4	2	20
Ultra-Short Municipal Fund
Transfer agency fees	3	n/a	13	n/a	16

(a)	Amount rounds to less than one thousand.

124	J.P. Morgan Municipal Bond Funds	February 29, 2024

I. Federal Income Taxes— Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of February 29, 2024, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
J. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared and paid at least monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
National Municipal Income Fund	$—	$(139)	$139
New York Tax Free Bond Fund	—	(6)	6
Short-Intermediate Municipal Bond Fund	—	(96)	96
Tax Free Bond Fund	—	(41)	41
Ultra-Short Municipal Fund	(55)	(135)	190
The reclassification for the Funds relate primarily to tax adjustments on certain investments.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

California Tax Free Bond Fund	0.30%
National Municipal Income Fund	0.30
New York Tax Free Bond Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30
Ultra-Short Municipal Fund	0.15
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee— Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended February 29, 2024, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

February 29, 2024	J.P. Morgan Municipal Bond Funds	125

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
C. Distribution Fees— Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C
0.25%	0.75%
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares, except for Ultra-Short Municipal Fund which has no sales charge, and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 29, 2024, JPMDS retained the following:
	Front-End Sales Charge	CDSC
California Tax Free Bond Fund	$2	$—
National Municipal Income Fund	20	—
New York Tax Free Bond Fund	3	— (a)
Short-Intermediate Municipal Bond Fund	4	—
Tax Free Bond Fund	9	—

(a)	Amount rounds to less than one thousand.
D. Service Fees— The Trusts, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I
California Tax Free Bond Fund	0.25%	0.25%	0.25%
National Municipal Income Fund	0.25	0.25	0.25
New York Tax Free Bond Fund	0.25	0.25	0.25
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25
Tax Free Bond Fund	0.25	0.25	0.25
Ultra-Short Municipal Fund	0.25	n/a	0.25
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees— JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

126	J.P. Morgan Municipal Bond Funds	February 29, 2024

F. Waivers and Reimbursements—The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R6
California Tax Free Bond Fund	0.55%	1.05%	0.45%	0.35%
National Municipal Income Fund	0.65	1.20	0.40	0.30
New York Tax Free Bond Fund	0.55	1.05	0.45	0.35
Short-Intermediate Municipal Bond Fund	0.70	1.20	0.25	0.20
Tax Free Bond Fund	0.67	1.25	0.45	0.40
Ultra-Short Municipal Fund	0.45	n/a	0.25	n/a
The expense limitation agreements were in effect for the year ended February 29, 2024 and the contractual expense limitation percentages in the table above are in place until at least June 30, 2024.
For the year ended February 29, 2024, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
California Tax Free Bond Fund	$202	$134	$371	$707	$63
National Municipal Income Fund	1,978	1,319	1,498	4,795	—
New York Tax Free Bond Fund	218	145	495	858	78
Short-Intermediate Municipal Bond Fund	968	645	857	2,470	—
Tax Free Bond Fund	139	93	992	1,224	—
Ultra-Short Municipal Fund	2,902	1,448	458	4,808	—
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended February 29, 2024 were as follows:

California Tax Free Bond Fund	$10
National Municipal Income Fund	107
New York Tax Free Bond Fund	14
Short-Intermediate Municipal Bond Fund	53
Tax Free Bond Fund	51
Ultra-Short Municipal Fund	159
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended February 29, 2024, the amount of these reimbursements were as follows:

California Tax Free Bond Fund	$1
National Municipal Income Fund	2
New York Tax Free Bond Fund	1
Short-Intermediate Municipal Bond Fund	2
Tax Free Bond Fund	1
Ultra-Short Municipal Fund	2

February 29, 2024	J.P. Morgan Municipal Bond Funds	127

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
G. Other— Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended February 29, 2024, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended February 29, 2024, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
California Tax Free Bond Fund	$124,551	$102,314
National Municipal Income Fund	715,299	1,901,672
New York Tax Free Bond Fund	131,514	129,908
Short-Intermediate Municipal Bond Fund	402,630	667,052
Tax Free Bond Fund	532,967	363,350
Ultra-Short Municipal Fund	1,288,385	1,820,268
During the year ended February 29, 2024, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 29, 2024 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$309,934	$5,680	$1,065	$4,615
National Municipal Income Fund	2,203,500	51,505	35,128	16,377
New York Tax Free Bond Fund	372,036	6,553	977	5,576
Short-Intermediate Municipal Bond Fund	815,227	4,583	10,409	(5,826)
Tax Free Bond Fund	831,054	20,360	10,938	9,422
Ultra-Short Municipal Fund	1,742,325	2,022	9,005	(6,983)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments and wash sale loss deferrals.

128	J.P. Morgan Municipal Bond Funds	February 29, 2024

The tax character of distributions paid during the year ended February 29, 2024 was as follows:
	Ordinary Income*	Tax Exempt Income	Total Distributions Paid
California Tax Free Bond Fund	$621	$6,959	$7,580
National Municipal Income Fund	1,351	106,606	107,957
New York Tax Free Bond Fund	36	10,129	10,165
Short-Intermediate Municipal Bond Fund	33	23,479	23,512
Tax Free Bond Fund	577	25,567	26,144
Ultra-Short Municipal Fund	157	51,948	52,105

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended February 28, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Tax Free Bond Fund	$7	$—	$6,643	$6,650
National Municipal Income Fund	660	3,524	110,750	114,934
New York Tax Free Bond Fund	11	—	7,669	7,680
Short-Intermediate Municipal Bond Fund	44	—	21,965	22,009
Tax Free Bond Fund	131	—	17,341	17,472
Ultra-Short Municipal Fund	126	—	32,120	32,246

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of February 29, 2024, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Tax Exempt Income	Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$(16,639)	$22	$4,615
National Municipal Income Fund	(162,820)	375	16,377
New York Tax Free Bond Fund	(9,991)	32	5,576
Short-Intermediate Municipal Bond Fund	(47,404)	69	(5,826)
Tax Free Bond Fund	(55,420)	56	9,422
Ultra-Short Municipal Fund	(33,985)	—	(6,983)
The cumulative timing differences primarily consist of post-October capital loss deferrals, tax adjustments on certain investments and wash sale loss deferrals.

February 29, 2024	J.P. Morgan Municipal Bond Funds	129

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
At February 29, 2024, the following Funds had net capital loss carryforwards which are available to offset future realized gains as follows:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
California Tax Free Bond Fund	$4,008	$12,631
National Municipal Income Fund	49,113	113,707
New York Tax Free Bond Fund	4,646	5,345
Short-Intermediate Municipal Bond Fund	16,382	31,022
Tax Free Bond Fund	20,278	35,142
Ultra-Short Municipal Fund	10,404	23,581
Net capital losses (gains) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended February 29, 2024, the Funds deferred to March 1, 2024 the following net capital losses (gains) of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
California Tax Free Bond Fund	$4	$1,095
National Municipal Income Fund	4,911	22,425
New York Tax Free Bond Fund	1	1,300
Short-Intermediate Municipal Bond Fund	29	10,042
Tax Free Bond Fund	(753)	8,712
Ultra-Short Municipal Fund	30	5,280
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended February 29, 2024.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 29, 2024.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended February 29, 2024.

130	J.P. Morgan Municipal Bond Funds	February 29, 2024

7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of February 29, 2024, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
California Tax Free Bond Fund	1	63.3%	1	12.1%
National Municipal Income Fund	1	68.1	1	14.1
New York Tax Free Bond Fund	1	71.8	—	—
Short-Intermediate Municipal Bond Fund	1	74.3	—	—
Tax Free Bond Fund	1	56.3	1	17.7
Ultra-Short Municipal Fund	1	75.9	—	—
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds are subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Funds are subject to credit risk. The Funds' investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Funds' investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds' securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
The Funds invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Tax Free Bond Fund and New York Tax Free Bond Fund primarily invest in issuers in the states of California and New York, respectively. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Funds’ ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to

February 29, 2024	J.P. Morgan Municipal Bond Funds	131

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

132	J.P. Morgan Municipal Bond Funds	February 29, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan California Tax Free Bond Fund, JPMorgan National Municipal Income Fund, JPMorgan New York Tax Free Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Tax Free Bond Fund and JPMorgan Ultra–Short Municipal Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan California Tax Free Bond Fund, JPMorgan National Municipal Income Fund and JPMorgan New York Tax Free Bond Fund (three of the funds constituting JPMorgan Trust I), JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund (two of the funds constituting JPMorgan Trust II) and JPMorgan Ultra-Short Municipal Fund (one of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the "Funds") as of February 29, 2024, the related statements of operations for the year ended February 29, 2024, the statements of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2024 and each of the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 24, 2024
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

February 29, 2024	J.P. Morgan Municipal Bond Funds	133

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-2023); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	None
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

134	J.P. Morgan Municipal Bond Funds	February 29, 2024

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	167	None

February 29, 2024	J.P. Morgan Municipal Bond Funds	135

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (167 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

136	J.P. Morgan Municipal Bond Funds	February 29, 2024

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

February 29, 2024	J.P. Morgan Municipal Bond Funds	137

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

138	J.P. Morgan Municipal Bond Funds	February 29, 2024

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

February 29, 2024	J.P. Morgan Municipal Bond Funds	139

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2023, and continued to hold your shares at the end of the reporting period, February 29, 2024.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan California Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,037.10	$2.79	0.55%
Hypothetical	1,000.00	1,022.13	2.77	0.55
Class C
Actual	1,000.00	1,034.70	5.31	1.05
Hypothetical	1,000.00	1,019.64	5.27	1.05
Class I
Actual	1,000.00	1,038.60	2.28	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Class R6
Actual	1,000.00	1,039.10	1.77	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35
JPMorgan National Municipal Income Fund
Class A
Actual	1,000.00	1,037.10	3.29	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65
Class C
Actual	1,000.00	1,034.20	6.07	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20
Class I
Actual	1,000.00	1,038.20	2.03	0.40
Hypothetical	1,000.00	1,022.87	2.01	0.40
Class R6
Actual	1,000.00	1,038.70	1.52	0.30
Hypothetical	1,000.00	1,023.37	1.51	0.30

140	J.P. Morgan Municipal Bond Funds	February 29, 2024

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan New York Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,035.00	$2.78	0.55%
Hypothetical	1,000.00	1,022.13	2.77	0.55
Class C
Actual	1,000.00	1,032.20	5.31	1.05
Hypothetical	1,000.00	1,019.64	5.27	1.05
Class I
Actual	1,000.00	1,035.30	2.28	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Class R6
Actual	1,000.00	1,035.80	1.77	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Actual	1,000.00	1,022.70	3.52	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70
Class C
Actual	1,000.00	1,019.80	6.03	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20
Class I
Actual	1,000.00	1,024.90	1.26	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25
Class R6
Actual	1,000.00	1,026.10	1.01	0.20
Hypothetical	1,000.00	1,023.87	1.01	0.20
JPMorgan Tax Free Bond Fund
Class A
Actual	1,000.00	1,045.80	3.36	0.66
Hypothetical	1,000.00	1,021.58	3.32	0.66
Class C
Actual	1,000.00	1,043.20	6.30	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class I
Actual	1,000.00	1,047.20	2.24	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44
Class R6
Actual	1,000.00	1,047.50	1.99	0.39
Hypothetical	1,000.00	1,022.92	1.96	0.39
JPMorgan Ultra-Short Municipal Fund
Class A
Actual	1,000.00	1,019.50	2.21	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44
Class I
Actual	1,000.00	1,020.50	1.21	0.24
Hypothetical	1,000.00	1,023.67	1.21	0.24

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

February 29, 2024	J.P. Morgan Municipal Bond Funds	141

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.1
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2024, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2023 through December 31, 2023 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Adminis trator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.
1 Effective July 24, 2024, the J.P. Morgan Funds will implement the Tailored Shareholder Reports for Mutual Funds and Exchanged-Traded Funds Rule. This rule rescinds the currently-required statement regarding the operation and effectiveness of a fund’s Liquidity Risk Management Program from the shareholder report.

142	J.P. Morgan Municipal Bond Funds	February 29, 2024

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended February 29, 2024. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2024. The information necessary to complete your income tax returns for the calendar year ending December 31, 2024 will be provided under separate cover.
Tax Exempt Income
Each Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended February 29, 2024:
Exempt Distributions Paid
JPMorgan California Tax Free Bond Fund	$6,959
JPMorgan National Municipal Income Fund	106,606
JPMorgan New York Tax Free Bond Fund	10,129
JPMorgan Short-Intermediate Municipal Bond Fund	23,479
JPMorgan Tax Free Bond Fund	25,567
JPMorgan Ultra-Short Municipal Fund	51,948

February 29, 2024	J.P. Morgan Municipal Bond Funds	143

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2024. All rights reserved. February 2024.
AN-MUNIBOND-224

Annual Report
J.P. Morgan Money Market Funds
February 29, 2024
JPMorgan Prime Money Market Fund
JPMorgan Institutional Tax Free Money Market Fund
JPMorgan Securities Lending Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan California Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund

The following disclosure applies to the JPMorgan Liquid Assets Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Municipal Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund.
You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. A Fund may impose a fee upon the sale of your shares. An investment in a Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor is not required to reimburse a Fund for losses, and you should not expect that the sponsor will provide financial support to the Funds at any time, including during periods of market stress.
The following disclosure applies to the JPMorgan Prime Money Market Fund, JPMorgan Institutional Tax Free Money Market Fund and JPMorgan Securities Lending Money Market Fund.
You could lose money by investing in a Fund. Because the share price of each Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. A Fund may impose a fee upon the sale of your shares. An investment in a Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor is not required to reimburse a Fund for losses, and you should not expect that the sponsor will provide financial support to the Funds at any time, including during periods of market stress.
Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.
The following disclosure applies to the JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund.
You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor is not required to reimburse a Fund for losses, and you should not expect that the sponsor will provide financial support to the Funds at any time, including during periods of market stress.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
April 10, 2024 (Unaudited)
Dear Shareholder,
Overall, financial markets generally rallied from the final months of 2023 through the first quarter of 2024 as leading central banks declined to raise interest rates further. For the twelve months ended February 29, 2024, equity markets largely outperformed bond markets driven by four consecutive months of net gains in U.S. equity prices.

“Regardless of the market environ-
ment, JPMorgan Global Liquidity will
strive to continue to provide investors
with quality short-term fixed income
solutions, supported by our global
expertise and resources.”
— John T. Donohue

Even as interest rates remained elevated throughout the period, economic data were stronger than many economists expected. While economic growth itself was relatively weak in the first half of 2023, U.S. gross domestic product rose by 4.9% in the third quarter and 3.4% in the fourth quarter. The U.S. unemployment rate increased somewhat during the second half of the year but remained below 4% for the entire 12 month period. Monthly job growth data periodically surpassed certain consensus forecasts of economists.
The U.S. Federal Reserve (the “Fed”) continued to raise interest rates at regular intervals through the end of summer 2023, then settled on a benchmark lending rate range of 5.25% - 5.50%. The European Central Bank and the Bank of England also raised interest rates regularly into the third quarter of 2023 and then held rates at those levels for the remainder of the period.
The actions of the three central banks have raised some investors’ expectations for lower interest rates in 2024 and optimism about the potential for an economic “soft landing.”
There remain significant risks to the macroeconomic outlook. Slower economic growth brought on by elevated interest rates, could leave the U.S. economy more vulnerable to potential shocks from geopolitical events, natural disasters or political turmoil. Additionally, financial markets volatility may increase significantly if the Fed decides against reducing interest rates to the extent expected by investors. However, the overall economic outlook remains positive and financial markets appear to be less volatile than one year ago.
Regardless of the market environment, JPMorgan Global Liquidity will strive to continue to provide investors with quality short-term fixed income solutions, supported by our global expertise and resources. On behalf of JPMorgan Global Liquidity, we thank you for your continued partnership and trust in our company and our products.
Sincerely,

John T. Donohue
CEO Asset Management Americas & Head of Global Liquidity
J.P. Morgan Asset Management

February 29, 2024	J.P. Morgan Money Market Funds	1

JPMorgan Prime Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Academy, Agency, Capital, Empower, IM, Institutional Class, Morgan, Premier and Reserve
Net Assets as of February 29, 2024	$86.3 Billion
Weighted Average Maturity(a)	44 calendar days
Weighted Average Life(b)	59 calendar days

MATURITY SCHEDULE(a) (c)
1 calendar day	46.9%
2–7 calendar days	15.5
8–30 calendar days	4.9
31–60 calendar days	9.3
61–90 calendar days	5.0
91–180 calendar days	9.0
181+ calendar days	9.4

7-DAY SEC YIELD AS OF February 29, 2024(d)
Academy Shares	5.54%
Agency Shares	5.45
Capital Shares	5.54
Empower Shares	5.53
IM Shares	5.59
Institutional Class Shares	5.50
Morgan Shares	5.19
Premier Shares	5.27
Reserve Shares	4.98
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(c)	Percentages indicated are based upon total investments as of February 29, 2024.
(d)
The yields for Academy Shares, Agency Shares, Capital Shares, Empower Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier
Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 5.54%, 5.43%, 5.54%, 5.53%, 5.59%, 5.49%, 5.19%, 5.27% and 3.65% for Academy Shares, Agency Shares, Capital
Shares, Empower Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. Morgan Money Market Funds	February 29, 2024

JPMorgan Institutional Tax Free Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

Objective†	Aims to provide current income, while seeking to maintain liquidity and a low volatility of principal(a)
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, IM and Institutional Class
Net Assets as of February 29, 2024	$1.4 Billion
Weighted Average Maturity(b)	20 calendar days
Weighted Average Life(c)	20 calendar days

MATURITY SCHEDULE(b) (d)
1 calendar day	27.8%
2–7 calendar days	45.8
8–30 calendar days	6.5
31–60 calendar days	6.9
61–90 calendar days	5.4
91–180 calendar days	7.6

7-DAY SEC YIELD AS OF February 29, 2024(e)
Agency Shares	3.11%
Capital Shares	3.21
IM Shares	3.26
Institutional Class Shares	3.16
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(c)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(d)	Percentages indicated are based upon total investments as of February 29, 2024.
(e)
The yields for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 3.09%, 3.21%, 3.26% and 3.14% for Agency Shares,
Capital Shares, IM Shares and Institutional Class Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Institutional Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

February 29, 2024	J.P. Morgan Money Market Funds	3

JPMorgan Securities Lending Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Agency SL
Net Assets as of February 29, 2024	$2.5 Billion
Weighted Average Maturity(a)	24 calendar days
Weighted Average Life(b)	38 calendar days

MATURITY SCHEDULE(a) (c)
1 calendar day	63.1%
2–7 calendar days	10.3
8–30 calendar days	3.2
31–60 calendar days	8.0
61–90 calendar days	7.4
91–180 calendar days	6.0
181+ calendar days	2.0

7-DAY SEC YIELD AS OF February 29, 2024(d)
Agency SL Shares	5.64%
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(c)	Percentages indicated are based upon total investments as of February 29, 2024.
(d)	The yield for Agency SL Shares reflects the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yield would have been 5.57% for Agency SL Shares.
An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Securities Lending Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. Morgan Money Market Funds	February 29, 2024

JPMorgan Liquid Assets Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments
High quality, short-term instruments including corporate notes,
U.S.government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations

Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Investor, Morgan, Premier and Reserve
Net Assets as of February 29, 2024	$62 Billion
Weighted Average Maturity(a)	42 calendar days
Weighted Average Life(b)	57 calendar days

MATURITY SCHEDULE(a) (c)
1 calendar day	51.3%
2–7 calendar days	12.5
8–30 calendar days	3.3
31–60 calendar days	8.6
61–90 calendar days	7.2
91–180 calendar days	8.0
181+ calendar days	9.1

7-DAY SEC YIELD AS OF February 29, 2024(d)
Agency Shares	5.44%
Capital Shares	5.52
Institutional Class Shares	5.49
Investor Shares	5.17
Morgan Shares	5.09
Premier Shares	5.24
Reserve Shares	4.98
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(c)	Percentages indicated are based upon total investments as of February 29, 2024.
(d)
The yields for Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares
reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been
5.37%, 5.47%, 5.42%, 5.10%, 5.04%, 5.21% and 4.95% for Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan
Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

February 29, 2024	J.P. Morgan Money Market Funds	5

JPMorgan U.S. Government Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

Objective†	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Academy, Agency, Capital, Empower, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service
Net Assets as of February 29, 2024	$267.5 Billion
Weighted Average Maturity(a)	46 calendar days
Weighted Average Life(b)	100 calendar days

MATURITY SCHEDULE(a) (c)
1 calendar day	45.2%
2–7 calendar days	10.9
8–30 calendar days	8.3
31–60 calendar days	13.7
61–90 calendar days	6.7
91–180 calendar days	6.3
181+ calendar days	8.9

7-DAY SEC YIELD AS OF February 29, 2024(d)
Academy Shares	5.33%
Agency Shares	5.25
Capital Shares	5.33
Empower Shares	5.33
IM Shares	5.38
Institutional Class Shares	5.30
Investor Shares	5.02
Morgan Shares	4.91
Premier Shares	5.07
Reserve Shares	4.80
Service Shares	4.44
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(c)	Percentages indicated are based upon total investments as of February 29, 2024.
(d)
The yields for Academy Shares, Agency Shares, Capital Shares, Empower Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan
Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 5.33%, 5.23%, 5.33%, 5.33%, 5.38%, 5.28%, 5.02%, 4.91%, 5.07%, 4.80% and
4.44% for Academy Shares, Agency Shares, Capital Shares, Empower Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan
Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. Morgan Money Market Funds	February 29, 2024

JPMorgan U.S. Treasury Plus Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments
Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the
U.S.Treasury and repurchase agreements collateralized by
U.S. Treasury securities

Suggested investment time frame	Short-term
Share classes offered	Academy, Agency, Capital, Empower, IM, Institutional Class, Investor, Morgan, Premier and Reserve
Net Assets as of February 29, 2024	$41 Billion
Weighted Average Maturity(a)	51 calendar days
Weighted Average Life(b)	92 calendar days

MATURITY SCHEDULE(a) (c)
1 calendar day	33.6%
2–7 calendar days	16.5
8–30 calendar days	7.6
31–60 calendar days	10.2
61–90 calendar days	8.6
91–180 calendar days	17.6
181+ calendar days	5.9

7-DAY SEC YIELD AS OF February 29, 2024(d)
Academy Shares	5.32%
Agency Shares	5.24
Capital Shares	5.32
Empower Shares	5.32
IM Shares	5.36
Institutional Class Shares	5.29
Investor Shares	5.00
Morgan Shares	4.89
Premier Shares	5.05
Reserve Shares	4.78
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(c)	Percentages indicated are based upon total investments as of February 29, 2024.
(d)
The yields for Academy Shares, Agency Shares, Capital Shares, Empower Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan
Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 5.31%, 5.20%, 5.31%, 5.31%, 5.36%, 5.25%, 5.00%, 4.88%, 5.05% and 4.78% for Academy Shares,
Agency Shares, Capital Shares, Empower Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and
Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

February 29, 2024	J.P. Morgan Money Market Funds	7

JPMorgan Federal Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

Objective†	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan and Premier
Net Assets as of February 29, 2024	$7.2 Billion
Weighted Average Maturity(a)	48 calendar days
Weighted Average Life(b)	96 calendar days

MATURITY SCHEDULE(a) (c)
1 calendar day	23.8%
2–7 calendar days	3.4
8–30 calendar days	24.5
31–60 calendar days	22.4
61–90 calendar days	10.8
91–180 calendar days	11.1
181+ calendar days	4.0

7-DAY SEC YIELD AS OF February 29, 2024(d)
Agency Shares	5.23%
Institutional Class Shares	5.29
Morgan Shares	4.89
Premier Shares	5.04
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(c)	Percentages indicated are based upon total investments as of February 29, 2024.
(d)
The yields for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 5.19%, 5.25%, 4.86% and 5.04% for Agency
Shares, Institutional Class Shares, Morgan Shares and Premier Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. Morgan Money Market Funds	February 29, 2024

JPMorgan 100% U.S. Treasury Securities Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

Objective†	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Academy, Agency, Capital, Empower, IM, Institutional Class, Morgan, Premier and Reserve
Net Assets as of February 29, 2024	$183.6 Billion
Weighted Average Maturity(a)	53 calendar days
Weighted Average Life(b)	95 calendar days

MATURITY SCHEDULE(a) (c)
1 calendar day	9.0%
2–7 calendar days	9.2
8–30 calendar days	29.0
31–60 calendar days	27.2
61–90 calendar days	11.0
91–180 calendar days	10.3
181+ calendar days	4.3

7-DAY SEC YIELD AS OF February 29, 2024(d)
Academy Shares	5.33%
Agency Shares	5.24
Capital Shares	5.33
Empower Shares	5.33
IM Shares	5.35
Institutional Class Shares	5.30
Morgan Shares	4.90
Premier Shares	5.04
Reserve Shares	4.78
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(c)	Percentages indicated are based upon total investments as of February 29, 2024.
(d)
The yields for Academy Shares, Agency Shares, Capital Shares, Empower Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier
Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 5.30%, 5.19%, 5.30%, 5.30%, 5.35%, 5.25%, 4.87%, 5.03% and 4.78% for Academy Shares, Agency Shares, Capital
Shares, Empower Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

February 29, 2024	J.P. Morgan Money Market Funds	9

JPMorgan Tax Free Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity(a)
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve
Net Assets as of February 29, 2024	$10.2 Billion
Weighted Average Maturity(b)	34 calendar days
Weighted Average Life(c)	34 calendar days

MATURITY SCHEDULE(b) (d)
1 calendar day	20.5%
2–7 calendar days	45.4
8–30 calendar days	6.3
31–60 calendar days	7.5
61–90 calendar days	6.7
91–180 calendar days	9.5
181+ calendar days	4.1

7-DAY SEC YIELD AS OF February 29, 2024(e)
Agency Shares	3.13%
Institutional Class Shares	3.18
Morgan Shares	2.79
Premier Shares	2.95
Reserve Shares	2.69
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(c)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(d)	Percentages indicated are based upon total investments as of February 29, 2024.
(e)
The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 3.11%, 3.16%, 2.74%, 2.95% and 2.69%
for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

10	J.P. Morgan Money Market Funds	February 29, 2024

JPMorgan Municipal Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

Objective†	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal(a)
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Service
Net Assets as of February 29, 2024	$1.6 Billion
Weighted Average Maturity(b)	36 calendar days
Weighted Average Life(c)	36 calendar days

MATURITY SCHEDULE(b) (d)
1 calendar day	30.8%
2–7 calendar days	36.6
8–30 calendar days	0.9
31–60 calendar days	9.0
61–90 calendar days	9.1
91–180 calendar days	9.0
181+ calendar days	4.6

7-DAY SEC YIELD AS OF February 29, 2024(e)
Agency Shares	3.17%
Institutional Class Shares	3.22
Morgan Shares	2.83
Premier Shares	2.99
Service Shares	2.36
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(c)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(d)	Percentages indicated are based upon total investments as of February 29, 2024.
(e)
The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 3.13%, 3.19%, 2.80%, 2.99% and 2.31%
for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

February 29, 2024	J.P. Morgan Money Market Funds	11

JPMorgan California Municipal Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity(a)
Primary Investments
California short-term municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals.

Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Service
Net Assets as of February 29, 2024	$0.4 Billion
Weighted Average Maturity(b)	26 calendar days
Weighted Average Life(c)	26 calendar days

MATURITY SCHEDULE(b) (d)
1 calendar day	18.0%
2–7 calendar days	47.5
8–30 calendar days	8.9
31–60 calendar days	7.5
61–90 calendar days	14.4
91–180 calendar days	1.2
181+ calendar days	2.5

7-DAY SEC YIELD AS OF February 29, 2024(e)
Agency Shares	3.04%
Institutional Class Shares	3.09
Morgan Shares	2.70
Premier Shares	2.84
Service Shares	2.23
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(c)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(d)	Percentages indicated are based upon total investments as of February 29, 2024.
(e)
The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 2.91%, 2.96%, 2.61%, 2.75% and 2.08%
for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

12	J.P. Morgan Money Market Funds	February 29, 2024

JPMorgan New York Municipal Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

Objective†
Aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and
New York City personal income taxes, while still preserving capital and maintaining liquidity(a)

Primary Investments
New York short-term municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from New York personal income taxes and is not subject to the federal alternative minimum tax on individuals.

Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier, Reserve and Service
Net Assets as of February 29, 2024	$2.3 Billion
Weighted Average Maturity(b)	29 calendar days
Weighted Average Life(c)	29 calendar days

MATURITY SCHEDULE(b) (d)
1 calendar day	22.9%
2–7 calendar days	58.8
8–30 calendar days	0.3
31–60 calendar days	3.3
61–90 calendar days	0.4
91–180 calendar days	9.8
181+ calendar days	4.5

7-DAY SEC YIELD AS OF February 29, 2024(e)
Agency Shares	3.08%
Institutional Class Shares	3.13
Morgan Shares	2.74
Premier Shares	2.90
Reserve Shares	2.63
Service Shares	2.29
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(c)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(d)	Percentages indicated are based upon total investments as of February 29, 2024.
(e)
The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 3.06%, 3.11%,
2.64%, 2.90%, 2.38% and 2.29% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service
Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

February 29, 2024	J.P. Morgan Money Market Funds	13

JPMorgan Prime Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 17.8%
Barclays Capital, Inc., 5.61%, dated 2/29/2024, due 4/4/2024, repurchase price $296,609, collateralized by Collateralized Mortgage Obligations, 0.00% - 8.94%, due 5/15/2028 - 1/25/2069, with a value of $318,600.	295,000	295,000
Barclays Capital, Inc., 5.63%, dated 2/29/2024, due 4/4/2024, repurchase price $150,821, collateralized by Collateralized Mortgage Obligations, 2.69% - 8.41%, due 10/15/2028 - 1/25/2069, with a value of $162,000.	150,000	150,000
BMO Capital Markets Corp., 5.42%, dated 2/29/2024, due 3/6/2024, repurchase price $80,072, collateralized by Asset-Backed Securities, 0.00% - 13.34%, due 11/15/2027 - 12/27/2066, Collateralized Mortgage Obligations, 0.00% - 8.60%, due 2/25/2025 - 2/25/2069, Corporate Notes and Bonds, 1.60% - 9.00%, due 5/14/2024 - 12/1/2049, FNMA, 8.32% - 17.69%, due 12/26/2041 - 2/25/2049, GNMA, 4.50%, due 7/20/2052 and Sovereign Government Securities, 1.63%, due 1/22/2025, with a value of $86,398.	80,000	80,000
BMO Capital Markets Corp., 5.42%, dated 2/29/2024, due 3/6/2024, repurchase price $80,072, collateralized by Asset-Backed Securities, 0.00% - 13.76%, due 11/15/2027 - 2/25/2067, Collateralized Mortgage Obligations, 0.00% - 8.60%, due 11/25/2032 - 2/25/2069, Corporate Notes and Bonds, 1.00% - 9.00%, due 10/18/2024 - 3/1/2031, FNMA, 8.32% - 17.69%, due 10/25/2029 - 2/25/2049 and Sovereign Government Securities, 1.63%, due 1/22/2025, with a value of $86,746.	80,000	80,000
BMO Capital Markets Corp., 5.45%, dated 2/29/2024, due 3/7/2024, repurchase price $100,106, collateralized by Asset-Backed Securities, 0.00% - 13.77%, due 4/15/2026 - 11/25/2066, Collateralized Mortgage Obligations, 0.00% - 8.19%, due 9/25/2034 - 5/25/2068, Corporate Notes and Bonds, 1.00% - 9.00%, due 6/12/2024 - 12/1/2049, FNMA, 6.50% - 11.57%, due 9/25/2041 - 3/25/2054 and Sovereign Government Securities, 1.63%, due 1/22/2025, with a value of $109,409.	100,000	100,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas SA, 5.40%, dated 2/29/2024, due 3/5/2024, repurchase price $425,319, collateralized by Asset-Backed Securities, 7.63%, due 1/15/2037, Collateralized Mortgage Obligations, 3.87%, due 3/25/2062, Corporate Notes and Bonds, 1.20% - 7.38%, due 11/1/2025 - 1/15/2083 and FNMA, 8.67% - 10.97%, due 4/25/2042 - 7/27/2043, with a value of $447,442.	425,000	425,000
BNP Paribas SA, 5.40%, dated 2/29/2024, due 3/6/2024, repurchase price $660,594, collateralized by Asset-Backed Securities, 3.15% - 7.81%, due 4/22/2030 - 4/25/2051, Collateralized Mortgage Obligations, 0.00% - 12.57%, due 10/27/2024 - 9/25/2068, Corporate Notes and Bonds, 0.00% - 7.38%, due 3/3/2024 - 1/15/2083^^, FNMA, 4.25% - 11.27%, due 5/27/2042 - 11/25/2059 and Sovereign Government Securities, 2.66% - 6.25%, due 5/24/2031 - 1/5/2054, with a value of $702,352.	660,000	660,000
BNP Paribas SA, 5.46%, dated 2/29/2024, due 3/6/2024, repurchase price $100,091, collateralized by Corporate Notes and Bonds, 10.50%, due 2/15/2028, with a value of $108,116.	100,000	100,000
BNP Paribas SA, 5.66%, dated 2/29/2024, due 4/4/2024, repurchase price $130,715, collateralized by Asset-Backed Securities, 3.88% - 9.02%, due 1/25/2033 - 12/25/2066, Corporate Notes and Bonds, 0.00% - 11.00%, due 9/20/2025 - 3/15/2082^^ and Sovereign Government Securities, 3.50%, due 7/9/2041, with a value of $144,647.	130,000	130,000
BNP Paribas SA, 5.66%, dated 2/29/2024, due 4/4/2024, repurchase price $140,770, collateralized by Corporate Notes and Bonds, 5.38% - 10.75%, due 7/1/2025 - 3/22/2030, with a value of $153,341.	140,000	140,000
BNP Paribas SA, 5.66%, dated 2/29/2024, due 4/4/2024, repurchase price $442,421, collateralized by Asset-Backed Securities, 0.01% - 13.08%, due 4/28/2025 - 3/25/2068, with a value of $491,001.	440,000	440,000
BofA Securities, Inc., 5.34%, dated 2/29/2024, due 3/1/2024, repurchase price $70,010, collateralized by Commercial Paper, 0.00%, due 4/8/2024 - 12/17/2024 and FHLMC, 4.00%, due 9/1/2045 - 7/15/2049, with a value of $73,500.	70,000	70,000
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
BofA Securities, Inc., 5.34%, dated 2/29/2024, due 3/1/2024, repurchase price $450,067, collateralized by Commercial Paper, 0.00%, due 3/11/2024 - 9/16/2024 and U.S. Treasury Securities, 4.25%, due 2/28/2031, with a value of $464,287.	450,000	450,000
BofA Securities, Inc., 5.35%, dated 2/29/2024, due 3/1/2024, repurchase price $90,013, collateralized by Commercial Paper, 0.00%, due 3/5/2024 - 10/30/2024, with a value of $94,500.	90,000	90,000
BofA Securities, Inc., 5.39%, dated 2/29/2024, due 3/1/2024, repurchase price $75,011, collateralized by Corporate Notes and Bonds, 1.65% - 7.63%, due 3/3/2024 - 9/30/2059, with a value of $78,750.	75,000	75,000
BofA Securities, Inc., 5.39%, dated 2/29/2024, due 3/1/2024, repurchase price $250,037, collateralized by Corporate Notes and Bonds, 1.09% - 7.78%, due 3/17/2024 - 12/15/2066, with a value of $262,500.	250,000	250,000
BofA Securities, Inc., 5.44%, dated 2/29/2024, due 3/1/2024, repurchase price $120,018, collateralized by Corporate Notes and Bonds, 0.00% - 14.00%, due 8/1/2024 - 12/31/2079^^ and Sovereign Government Securities, 11.95%, due 8/5/2031, with a value of $129,600.	120,000	120,000
BofA Securities, Inc., 5.34%, dated 2/29/2024, due 3/7/2024, repurchase price $80,083, collateralized by Commercial Paper, 0.00%, due 3/7/2024 - 5/3/2024, with a value of $84,000.	80,000	80,000
BofA Securities, Inc., 5.35%, dated 2/29/2024, due 3/7/2024, repurchase price $120,125, collateralized by Commercial Paper, 0.00%, due 3/1/2024 - 4/17/2024, with a value of $126,000.	120,000	120,000
BofA Securities, Inc., 5.39%, dated 2/29/2024, due 3/7/2024, repurchase price $150,157, collateralized by Corporate Notes and Bonds, 1.25% - 7.13%, due 3/12/2024 - 11/15/2060, with a value of $157,500.	150,000	150,000
BofA Securities, Inc., 5.69%, dated 2/29/2024, due 4/4/2024, repurchase price $402,213, collateralized by Collateralized Mortgage Obligations, 0.00% - 10.43%, due 8/25/2031 - 12/25/2063, Commercial Paper, 0.00%, due 4/8/2024 and FNMA, 3.67% - 14.82%, due 8/25/2033 - 10/25/2059, with a value of $431,444.	400,000	400,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Credit Agricole Corporate and Investment Bank SA, 5.40%, dated 2/29/2024, due 3/7/2024, repurchase price $140,147, collateralized by Asset-Backed Securities, 2.31% - 8.59%, due 12/10/2029 - 10/15/2056, Collateralized Mortgage Obligations, 2.76% - 6.73%, due 3/17/2036 - 12/17/2053, Corporate Notes and Bonds, 1.60% - 7.75%, due 5/5/2024 - 10/1/2051^^, FNMA, 8.67%, due 11/25/2043 and Sovereign Government Securities, 0.75% - 8.88%, due 4/15/2024 - 10/21/2030, with a value of $149,511.	140,000	140,000
Fixed Income Clearing Corp., 5.30%, dated 2/29/2024, due 3/1/2024, repurchase price $1,500,221, collateralized by U.S. Treasury Securities, 1.13% - 3.88%, due 4/30/2029 - 2/15/2051, with a value of $1,530,000.	1,500,000	1,500,000
Fixed Income Clearing Corp., 5.31%, dated 2/29/2024, due 3/1/2024, repurchase price $2,500,369, collateralized by U.S. Treasury Securities, 2.75% - 4.38%, due 8/31/2028 - 11/15/2040, with a value of $2,550,000.	2,500,000	2,500,000
Goldman Sachs & Co. LLC, 5.66%, dated 2/29/2024, due 4/9/2024, repurchase price $100,629, collateralized by Asset-Backed Securities, 4.60% - 7.15%, due 9/1/2027 - 7/17/2046, Collateralized Mortgage Obligations, 4.30% - 5.76%, due 2/25/2034 - 10/15/2046 and Corporate Notes and Bonds, 0.00% - 12.00%, due 5/15/2024 - 3/7/2082^^, with a value of $107,993.	100,000	100,000
Goldman Sachs & Co. LLC, 5.69%, dated 2/29/2024, due 4/9/2024, repurchase price $573,604, collateralized by Asset-Backed Securities, 0.00% - 14.28%, due 10/25/2025 - 5/15/2069, Collateralized Mortgage Obligations, 0.00% - 11.57%, due 8/17/2026 - 12/16/2072 and Corporate Notes and Bonds, 0.00% - 10.25%, due 3/17/2024 - 3/7/2082^^, with a value of $612,000.	570,000	570,000
HSBC Securities USA, Inc., 5.43%, dated 2/29/2024, due 3/1/2024, repurchase price $20,003, collateralized by Asset-Backed Securities, 2.44% - 6.23%, due 9/15/2026 - 4/20/2062, with a value of $21,203.	20,000	20,000
HSBC Securities USA, Inc., 5.43%, dated 2/29/2024, due 3/1/2024, repurchase price $350,053, collateralized by Corporate Notes and Bonds, 0.70% - 8.25%, due 1/15/2025 - 2/15/2055, FHLMC, 7.00%, due 11/1/2053 and Sovereign Government Securities, 5.25%, due 11/25/2027, with a value of $367,231.	350,000	350,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	15

JPMorgan Prime Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
ING Financial Markets LLC, 5.40%, dated 2/29/2024, due 3/1/2024, repurchase price $11,002, collateralized by Corporate Notes and Bonds, 1.45% - 5.54%, due 11/22/2024 - 11/1/2029, with a value of $11,552.	11,000	11,000
ING Financial Markets LLC, 5.40%, dated 2/29/2024, due 3/1/2024, repurchase price $125,019, collateralized by Corporate Notes and Bonds, 1.38% - 7.50%, due 11/15/2024 - 4/1/2064 and Sovereign Government Securities, 5.00% - 5.65%, due 6/15/2045 - 9/27/2047, with a value of $131,839.	125,000	125,000
ING Financial Markets LLC, 5.55%, dated 2/29/2024, due 4/29/2024, repurchase price $504,625, collateralized by Common Stocks, with a value of $545,078.	500,000	500,000
Mitsubishi UFJ Trust & Banking Corp., 5.45%, dated 2/29/2024, due 3/7/2024, repurchase price $1,001,060, collateralized by Corporate Notes and Bonds, 0.00% - 4.70%, due 4/1/2024 - 2/25/2032, with a value of $1,050,159.	1,000,000	1,000,000
Pershing LLC, 5.71%, dated 2/29/2024, due 5/9/2024, repurchase price $151,666, collateralized by Commercial Paper, 0.00%, due 5/10/2024 and U.S. Treasury Securities, 0.00% - 5.00%, due 4/2/2024 - 11/15/2053, with a value of $155,605.	150,000	150,000
RBC Capital Markets LLC, 5.42%, dated 2/29/2024, due 3/5/2024, repurchase price $250,188, collateralized by Certificates of Deposit, 0.00% - 5.80%, due 5/3/2024 - 8/21/2024, Commercial Paper, 0.00%, due 6/12/2024 - 11/25/2024 and Corporate Notes and Bonds, 1.88% - 5.90%, due 3/8/2024 - 2/9/2064, with a value of $262,500.	250,000	250,000
Societe Generale SA, 5.38%, dated 2/29/2024, due 3/1/2024, repurchase price $250,037, collateralized by Asset-Backed Securities, 1.94% - 8.21%, due 6/15/2029 - 2/25/2068, Collateralized Mortgage Obligations, 2.50% - 4.67%, due 11/25/2048 - 6/25/2058, Corporate Notes and Bonds, 0.63% - 7.85%, due 4/30/2024 - 9/14/2077^^, FNMA, 7.37% - 8.82%, due 12/27/2033 - 3/25/2042 and Sovereign Government Securities, 0.75% - 8.88%, due 6/19/2024 - 1/15/2050, with a value of $262,782.	250,000	250,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Societe Generale SA, 5.40%, dated 2/29/2024, due 3/1/2024, repurchase price $135,020, collateralized by Asset-Backed Securities, 1.94% - 8.21%, due 6/15/2029 - 2/25/2068, Collateralized Mortgage Obligations, 2.50% - 4.67%, due 11/25/2048 - 12/17/2052, Corporate Notes and Bonds, 0.95% - 7.25%, due 6/25/2024 - 6/3/2060, FNMA, 7.37% - 10.32%, due 12/27/2033 - 9/25/2042 and Sovereign Government Securities, 0.75% - 4.95%, due 9/22/2024 - 6/10/2044^^, with a value of $142,636.	135,000	135,000
Societe Generale SA, 5.45%, dated 2/29/2024, due 3/1/2024, repurchase price $140,021, collateralized by Asset-Backed Securities, 5.90% - 7.39%, due 7/25/2035 - 4/25/2037, Collateralized Mortgage Obligations, 5.92% - 9.47%, due 9/15/2034 - 11/15/2038, Corporate Notes and Bonds, 1.95% - 10.50%, due 1/30/2025 - 11/15/2066, FNMA, 9.67% - 10.82%, due 4/25/2042 - 5/26/2043 and Sovereign Government Securities, 3.25% - 9.38%, due 4/15/2024 - 2/17/2045, with a value of $151,153.	140,000	140,000
Societe Generale SA, 5.47%, dated 2/29/2024, due 3/5/2024, repurchase price $475,361, collateralized by Asset-Backed Securities, 5.90% - 7.39%, due 7/25/2035 - 8/25/2036, Collateralized Mortgage Obligations, 4.77% - 9.47%, due 9/15/2034 - 1/15/2049, Corporate Notes and Bonds, 1.13% - 13.38%, due 5/1/2024 - 12/31/2079^^, FNMA, 10.82%, due 3/25/2043 - 5/26/2043 and Sovereign Government Securities, 3.25% - 9.88%, due 4/15/2024 - 11/14/2053, with a value of $512,713.	475,000	475,000
Societe Generale SA, 5.40%, dated 2/29/2024, due 3/6/2024, repurchase price $215,194, collateralized by Asset-Backed Securities, 1.94% - 3.27%, due 6/15/2029 - 11/25/2064, Collateralized Mortgage Obligations, 2.50% - 4.50%, due 10/17/2050 - 6/25/2058, Corporate Notes and Bonds, 0.63% - 7.85%, due 6/25/2024 - 7/15/2080^^, FNMA, 7.37% - 8.82%, due 12/27/2033 - 3/25/2042 and Sovereign Government Securities, 0.75% - 4.95%, due 6/19/2024 - 9/2/2070, with a value of $226,395.	215,000	215,000
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
Societe Generale SA, 5.65%, dated 2/29/2024, due 5/6/2024, repurchase price $520,415, collateralized by Asset-Backed Securities, 5.94% - 7.39%, due 7/25/2035 - 4/25/2037, Collateralized Mortgage Obligations, 4.77% - 9.47%, due 9/15/2034 - 1/15/2049, Corporate Notes and Bonds, 1.65% - 11.75%, due 4/1/2024 - 11/1/2066^^, FNMA, 9.67% - 11.07%, due 4/25/2042 - 5/26/2043 and Sovereign Government Securities, 3.25% - 9.88%, due 4/15/2024 - 11/14/2053, with a value of $563,440.	515,000	515,000
TD Securities (USA) LLC, 5.39%, dated 2/29/2024, due 3/1/2024, repurchase price $200,030, collateralized by Corporate Notes and Bonds, 3.25% - 7.96%, due 12/15/2025 - 6/15/2053, with a value of $210,032.	200,000	200,000
TD Securities (USA) LLC, 5.41%, dated 2/29/2024, due 3/6/2024, repurchase price $600,541, collateralized by Corporate Notes and Bonds, 2.53% - 7.95%, due 2/1/2025 - 1/19/2055, with a value of $630,663.	600,000	600,000
TD Securities (USA) LLC, 5.44%, dated 2/29/2024, due 3/6/2024, repurchase price $390,354, collateralized by Corporate Notes and Bonds, 4.15% - 7.00%, due 5/1/2025 - 3/15/2059, FHLB, 0.38% - 6.80%, due 4/24/2024 - 11/8/2038, FHLMC, 1.52% - 5.00%, due 12/25/2026 - 5/25/2033, FNMA, 2.70%, due 6/25/2025 and Sovereign Government Securities, 4.38% - 5.53%, due 4/4/2024 - 6/29/2026, with a value of $405,826.	390,000	390,000
TD Securities (USA) LLC, 5.66%, dated 2/29/2024, due 4/26/2024, repurchase price $126,120, collateralized by Corporate Notes and Bonds, 2.13% - 7.20%, due 2/21/2026 - 2/7/2039, with a value of $132,571.	125,000	125,000
UBS Securities LLC, 5.50%, dated 2/29/2024, due 3/7/2024, repurchase price $400,428, collateralized by Certificates of Deposit, 4.50% - 5.45%, due 4/12/2024 - 6/30/2028, Commercial Paper, 0.00%, due 5/2/2024 and Corporate Notes and Bonds, 0.80% - 11.75%, due 8/8/2024 - 1/18/2082^^, with a value of $423,855.	400,000	400,000
Wells Fargo Securities LLC, 5.44%, dated 2/29/2024, due 3/6/2024, repurchase price $85,077, collateralized by Certificates of Deposit, 0.00% - 5.86%, due 5/3/2024 - 5/3/2030, with a value of $89,345.	85,000	85,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wells Fargo Securities LLC, 5.76%, dated 2/29/2024, due 5/9/2024, repurchase price $176,960, collateralized by Sovereign Government Securities, 0.38% - 7.88%, due 1/31/2025 - 10/6/2070, with a value of $186,309.	175,000	175,000
Wells Fargo Securities LLC, 5.76%, dated 2/29/2024, due 5/16/2024, repurchase price $50,616, collateralized by Sovereign Government Securities, 4.50% - 5.00%, due 10/23/2026 - 9/15/2032, with a value of $53,257.	50,000	50,000
Total Repurchase Agreements (Cost $15,376,000)		15,376,000
Municipal Bonds — 0.6%
Alaska — 0.1%
Alaska Housing Finance Corp., State Capital Project Series 2022A, Rev., VRDO, LOC : Barclays Bank plc, 5.35%, 3/7/2024 (a)	73,000	73,000
Georgia — 0.0% ^
Macon-Bibb County Industrial Authority, Kumho Tire Georgia Inc., Project, Rev., VRDO, LOC : Korea Development Bank, 5.45%, 3/7/2024 (a) (b)	55,000	55,000
Iowa — 0.1%
Iowa Student Loan Liquidity Corp., Student Loan Series 2023-1, Rev., VRDO, LOC : Royal Bank of Canada, 5.38%, 3/7/2024 (a)	89,800	89,800
Minnesota — 0.1%
Ecmc Group, Inc. Series 23-1, 5.46%, 3/7/2024 (a)	78,418	78,418
New Hampshire — 0.2%
New Hampshire Business Finance Authority, Hanwa Q Cells USA, Inc., Project Series 2024A, Rev., VRDO, LOC : Kookmin Bank, 5.61%, 3/7/2024 (a) (b)	125,000	125,000
New Hampshire Business Finance Authority, University of Nevada Reno Project Series 2023, Rev., VRDO, LOC : Korea Development Bank, 5.45%, 3/7/2024 (a) (b)	26,700	26,700
		151,700
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	17

JPMorgan Prime Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — 0.1%
North Texas Higher Education Authority, Inc. Series 2023-1, Rev., VRDO, LOC : Royal Bank of Canada, 5.38%, 3/7/2024 (a)	30,000	30,000
State of Texas, Veterans Series 2023A, GO, VRDO, LIQ : Texas State Comptroller, 5.40%, 3/7/2024 (a)	35,000	35,000
		65,000
Total Municipal Bonds (Cost $512,918)		512,918
U.S. Government Agency Securities — 0.3%
FHLB
DN, 4.99%, 2/3/2025 (c)	120,137	114,725
DN, 4.99%, 2/10/2025 (c)	200,000	190,804
Total U.S. Government Agency Securities (Cost $305,603)		305,529
Corporate Bonds — 0.3%
Banks — 0.3%
Barclays Bank plc (United Kingdom)
(OBFR + 0.20%), 5.51%, 3/1/2024 (b) (d)	170,000	170,000
(OBFR + 0.20%), 5.51%, 3/1/2024 (b) (d)	110,000	110,000
Total Corporate Bonds (Cost $280,000)		280,000
Short Term Investments — 79.8%
Certificates of Deposits — 28.9%
ABN AMRO Bank NV (Netherlands) , 5.44%, 8/27/2024 (c)	143,000	139,213
Agricultural Bank of China Ltd. (China) , 5.84%, 3/18/2024	57,000	57,010
Bank of America NA
(SOFR + 0.17%), 5.48%, 3/1/2024 (d)	140,000	139,981
(SOFR + 0.19%), 5.50%, 3/1/2024 (d)	149,000	148,989
5.84%, 4/5/2024	197,000	197,056
Bank of Montreal (Canada)
(SOFR + 0.53%), 5.84%, 3/1/2024 (d)	56,000	56,026
(SOFR + 0.63%), 5.94%, 3/1/2024 (d)	77,300	77,357
(SOFR + 0.64%), 5.95%, 3/1/2024 (d)	20,000	20,034
5.55%, 6/17/2024 (c)	50,000	49,192
5.37%, 7/11/2024	60,000	59,984
5.90%, 8/1/2024	100,000	100,163
5.54%, 9/3/2024	111,000	111,034
5.99%, 9/11/2024	120,000	120,274
5.26%, 10/7/2024 (c)	45,000	43,553
5.80%, 11/7/2024	143,000	143,313
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposits — continued
5.50%, 12/4/2024	29,000	29,013
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.55%), 5.86%, 3/1/2024 (d)	70,000	70,155
(SOFR + 0.60%), 5.91%, 3/1/2024 (d)	146,000	146,120
(SOFR + 0.66%), 5.97%, 3/1/2024 (d)	80,000	80,115
(SOFR + 0.70%), 6.01%, 3/1/2024 (d)	70,000	70,030
5.60%, 9/11/2024	72,000	72,061
6.00%, 10/3/2024	55,000	55,158
Barclays Bank plc (United Kingdom) (SOFR + 0.32%), 5.63%, 3/1/2024 (d)	72,000	72,039
BNP Paribas SA (France)
(SOFR + 0.19%), 5.50%, 3/1/2024 (d)	116,000	116,028
(SOFR + 0.55%), 5.86%, 3/1/2024 (d)	110,000	110,050
(SOFR + 0.55%), 5.86%, 3/1/2024 (d)	95,000	95,049
5.71%, 3/4/2024	275,000	275,005
5.78%, 6/7/2024	105,000	105,090
5.91%, 6/20/2024	105,000	105,126
5.31%, 10/2/2024	146,000	145,893
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 0.54%), 5.85%, 3/1/2024 (d)	155,000	155,081
(SOFR + 0.60%), 5.91%, 3/1/2024 (d)	148,000	148,142
(SOFR + 0.60%), 5.91%, 3/1/2024 (d)	86,000	86,089
5.42%, 4/10/2024	156,000	155,961
5.95%, 9/19/2024	130,000	130,294
6.00%, 10/2/2024	95,000	95,264
5.30%, 10/7/2024	78,000	77,940
6.00%, 10/17/2024	108,000	108,333
5.60%, 12/10/2024	70,000	70,089
China Construction Bank Corp. (China)
5.38%, 3/1/2024	300,000	300,000
5.55%, 3/4/2024	60,000	60,001
5.38%, 3/7/2024	145,000	145,000
5.50%, 4/1/2024	57,000	57,003
5.55%, 4/3/2024	60,000	60,009
Cooperatieve Rabobank UA (Netherlands)
(SOFR + 0.69%), 6.02%, 3/1/2024 (d)	117,000	117,184
5.60%, 6/5/2024 (c)	197,000	194,165
5.36%, 7/9/2024 (c)	92,000	90,224
5.74%, 8/14/2024 (c)	160,000	156,088
5.90%, 9/6/2024	89,370	89,664
5.82%, 9/9/2024 (c)	187,000	181,735
5.81%, 9/13/2024 (c)	92,000	89,357
5.81%, 9/18/2024 (c)	76,000	73,762
5.21%, 10/22/2024	100,000	99,929
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Certificates of Deposits — continued
5.71%, 11/8/2024 (c)	152,000	146,418
5.80%, 11/12/2024	75,000	75,253
5.53%, 12/11/2024 (c)	28,000	26,844
Credit Agricole Corporate and Investment Bank (France)
(SOFR + 0.11%), 5.42%, 3/1/2024 (d)	70,000	70,010
(SOFR + 0.20%), 5.51%, 3/1/2024 (d)	116,000	116,042
(SOFR + 0.50%), 5.81%, 3/1/2024 (d)	95,000	95,075
5.68%, 3/7/2024	77,000	77,003
5.80%, 3/12/2024	220,000	220,020
5.80%, 3/21/2024	100,000	100,017
5.80%, 3/22/2024	61,000	61,011
5.80%, 3/22/2024	60,000	60,011
5.85%, 5/7/2024	230,000	230,180
5.81%, 6/3/2024	145,565	145,702
5.78%, 6/7/2024	77,000	77,069
5.40%, 6/21/2024	200,000	199,983
5.31%, 10/4/2024	85,000	84,930
5.34%, 11/15/2024	5,000	4,998
Credit Agricole SA (France)
5.64%, 3/7/2024 (c)	258,000	257,732
5.26%, 10/1/2024 (c)	85,000	82,349
Credit Industriel et Commercial (France)
(SOFR + 0.52%), 5.83%, 3/1/2024 (d)	171,000	171,095
5.73%, 4/19/2024 (c)	75,000	74,446
5.73%, 5/13/2024 (c)	335,000	331,341
5.78%, 5/13/2024	44,000	44,024
5.80%, 5/29/2024 (c)	387,000	381,842
5.80%, 6/13/2024	40,000	40,031
5.82%, 7/2/2024 (c)	112,000	109,950
5.54%, 9/6/2024	202,000	202,110
5.27%, 10/7/2024 (c)	315,000	304,858
5.28%, 10/8/2024 (c)	172,000	166,438
5.24%, 10/21/2024 (c)	200,000	193,170
5.29%, 10/24/2024 (c)	198,000	191,156
5.26%, 11/1/2024 (c)	60,000	57,860
5.36%, 11/6/2024 (c)	66,000	63,600
First Abu Dhabi Bank USA NV (SOFR + 0.20%), 5.51%, 3/1/2024 (d)	110,000	110,002
Industrial & Commercial Bank of China Ltd. (China)
5.80%, 3/4/2024	103,000	103,004
5.84%, 3/13/2024	58,000	58,007
5.84%, 3/19/2024	200,000	200,033
5.55%, 4/3/2024	107,000	107,014
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposits — continued
5.65%, 5/1/2024	89,000	89,012
ING Bank NV (Netherlands)
5.96%, 5/29/2024	195,000	195,170
5.25%, 10/21/2024	139,000	138,832
KBC Bank NV (Belgium) , 5.32%, 3/7/2024	275,000	275,000
Kookmin Bank (South Korea) (SOFR + 0.35%), 5.66%, 3/1/2024 (d)	48,000	48,008
Korea Development Bank (South Korea)
(SOFR + 0.34%), 5.65%, 3/1/2024 (d)	29,000	29,021
5.83%, 3/19/2024	15,000	15,003
Mitsubishi UFJ Trust & Banking Corp. (Japan)
(SOFR + 0.18%), 5.49%, 3/1/2024 (d)	148,000	148,001
(SOFR + 0.18%), 5.49%, 3/1/2024 (d)	143,000	142,994
(SOFR + 0.22%), 5.53%, 3/1/2024 (d)	115,000	115,031
(SOFR + 0.28%), 5.59%, 3/1/2024 (d)	130,000	130,063
(SOFR + 0.30%), 5.61%, 3/1/2024 (d)	57,000	57,030
(SOFR + 0.30%), 5.61%, 3/1/2024 (d)	86,000	86,046
(SOFR + 0.47%), 5.78%, 3/1/2024 (d)	155,000	155,094
Mizuho Bank Ltd. (Japan)
(SOFR + 0.10%), 5.41%, 3/1/2024 (d)	134,000	133,997
(SOFR + 0.12%), 5.43%, 3/1/2024 (d)	74,000	73,999
(SOFR + 0.16%), 5.47%, 3/1/2024 (d)	85,000	85,009
(SOFR + 0.18%), 5.49%, 3/1/2024 (d)	145,000	145,018
(SOFR + 0.18%), 5.49%, 3/1/2024 (d)	147,000	147,012
(SOFR + 0.23%), 5.54%, 3/1/2024 (d)	145,000	145,051
5.60%, 3/11/2024	240,000	240,015
5.85%, 4/17/2024	150,000	150,063
5.85%, 5/2/2024	160,000	160,078
5.85%, 5/3/2024	94,000	94,046
5.71%, 5/17/2024	50,000	50,021
5.66%, 5/29/2024	150,000	150,067
MUFG Bank Ltd. (Japan)
(SOFR + 0.18%), 5.49%, 3/1/2024 (d)	50,000	49,995
(SOFR + 0.21%), 5.52%, 3/1/2024 (d)	145,000	145,020
(SOFR + 0.35%), 5.66%, 3/1/2024 (d)	85,000	85,053
5.66%, 5/30/2024	91,000	91,037
5.43%, 7/15/2024	113,000	112,971
National Australia Bank Ltd. (Australia)
5.58%, 3/7/2024 (c)	293,000	292,708
5.59%, 3/18/2024 (c)	113,000	112,703
5.40%, 8/27/2024 (c)	145,000	141,180
5.82%, 10/4/2024 (c)	117,000	113,296
5.27%, 10/9/2024 (c)	93,000	89,991
5.69%, 11/12/2024 (c)	110,000	105,927
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	19

JPMorgan Prime Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Certificates of Deposits — continued
Natixis SA (France)
(SOFR + 0.50%), 5.81%, 3/1/2024 (d)	155,000	155,153
5.90%, 6/5/2024	80,000	80,070
5.94%, 6/14/2024	115,000	115,125
5.81%, 7/8/2024	90,000	90,092
5.76%, 8/9/2024	189,000	189,208
5.62%, 9/3/2024	187,000	187,137
5.40%, 9/19/2024	160,000	159,944
Nordea Bank Abp (Finland)
(SOFR + 0.10%), 5.41%, 3/1/2024 (d)	40,000	39,996
(SOFR + 0.51%), 5.82%, 3/1/2024 (d)	64,000	64,031
(SOFR + 0.60%), 5.91%, 3/1/2024 (d)	15,450	15,459
Norinchukin Bank (The)
5.32%, 3/1/2024	225,000	225,000
5.34%, 3/18/2024	100,000	99,999
5.35%, 4/8/2024	268,000	267,990
5.37%, 4/16/2024	90,000	89,998
5.39%, 5/3/2024	266,000	265,987
5.40%, 5/23/2024	150,000	149,996
Oversea-Chinese Banking Corp. Ltd. (Singapore)
(SOFR + 0.10%), 5.41%, 3/1/2024 (d)	60,000	59,999
(SOFR + 0.28%), 5.59%, 3/1/2024 (d)	58,000	58,026
(SOFR + 0.40%), 5.71%, 3/1/2024 (d)	85,000	85,048
Royal Bank of Canada (Canada)
(SOFR + 0.53%), 5.84%, 3/1/2024 (d)	89,000	89,037
(SOFR + 0.60%), 5.91%, 3/1/2024 (d)	64,000	64,058
Skandinaviska Enskilda Banken AB (Sweden)
(SOFR + 0.15%), 5.46%, 3/1/2024 (d)	43,000	43,003
(SOFR + 0.17%), 5.48%, 3/1/2024 (d)	45,000	45,012
(SOFR + 0.65%), 5.96%, 3/1/2024 (d)	85,000	85,126
(SOFR + 0.70%), 6.01%, 3/1/2024 (d)	175,000	175,065
Standard Chartered Bank (United Kingdom)
(SOFR + 0.23%), 5.54%, 3/1/2024 (d)	29,000	29,000
(SOFR + 0.24%), 5.55%, 3/1/2024 (d)	115,000	115,003
(SOFR + 0.41%), 5.72%, 3/1/2024 (d)	150,000	150,005
5.85%, 3/20/2024	114,000	114,024
5.85%, 4/3/2024	94,000	94,035
5.85%, 4/10/2024	63,000	63,028
5.85%, 4/25/2024	90,000	90,053
5.72%, 5/23/2024	150,000	150,062
5.42%, 7/2/2024	160,000	159,964
State Street Bank and Trust Co.
(SOFR + 0.50%), 5.81%, 3/1/2024 (d)	160,000	160,149
(SOFR + 0.52%), 5.83%, 3/1/2024 (d)	160,000	160,079
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposits — continued
Sumitomo Mitsui Banking Corp. (Japan)
(SOFR + 0.15%), 5.46%, 3/1/2024 (d)	60,000	60,005
(SOFR + 0.17%), 5.48%, 3/1/2024 (d)	60,000	60,002
(SOFR + 0.17%), 5.48%, 3/1/2024 (d)	87,000	87,003
(SOFR + 0.18%), 5.49%, 3/1/2024 (d)	135,000	135,016
(SOFR + 0.18%), 5.49%, 3/1/2024 (d)	147,000	147,003
(SOFR + 0.18%), 5.49%, 3/1/2024 (d)	87,000	86,998
(SOFR + 0.21%), 5.52%, 3/1/2024 (d)	244,000	244,064
(SOFR + 0.30%), 5.61%, 3/1/2024 (d)	58,000	58,030
(SOFR + 0.31%), 5.62%, 3/1/2024 (d)	57,000	57,031
(SOFR + 0.35%), 5.66%, 3/1/2024 (d)	135,000	135,085
5.62%, 3/28/2024	60,000	60,007
5.85%, 4/24/2024	190,000	190,101
5.78%, 5/14/2024	85,000	85,052
5.75%, 5/15/2024	110,000	110,062
5.74%, 5/23/2024	150,000	150,087
Sumitomo Mitsui Trust Bank Ltd. (Japan)
(SOFR + 0.12%), 5.43%, 3/1/2024 (d)	150,000	149,995
(SOFR + 0.16%), 5.47%, 3/1/2024 (d)	72,000	72,009
(SOFR + 0.17%), 5.48%, 3/1/2024 (d)	141,000	141,018
(SOFR + 0.17%), 5.48%, 3/1/2024 (d)	141,000	141,019
(SOFR + 0.17%), 5.48%, 3/1/2024 (d)	87,000	87,000
(SOFR + 0.18%), 5.49%, 3/1/2024 (d)	91,000	91,006
(SOFR + 0.21%), 5.52%, 3/1/2024 (d)	92,000	92,020
(SOFR + 0.21%), 5.52%, 3/1/2024 (d)	54,000	54,011
(SOFR + 0.27%), 5.58%, 3/1/2024 (d)	114,000	114,052
(SOFR + 0.30%), 5.61%, 3/1/2024 (d)	57,000	57,030
5.37%, 4/11/2024	160,000	159,998
5.78%, 5/7/2024	160,000	160,088
5.75%, 5/14/2024	75,000	75,041
5.49%, 6/4/2024 (c)	200,000	197,115
Svenska Handelsbanken AB (Sweden)
(SOFR + 0.18%), 5.49%, 3/1/2024 (d)	90,000	90,019
(SOFR + 0.52%), 5.83%, 3/1/2024 (d)	93,000	93,046
5.57%, 7/2/2024	43,000	43,024
5.90%, 7/12/2024	83,000	83,130
5.91%, 7/16/2024	57,000	57,092
5.90%, 8/1/2024	213,000	213,369
Toronto-Dominion Bank (The) (Canada)
(SOFR + 0.50%), 5.81%, 3/1/2024 (d)	140,000	140,132
(SOFR + 0.65%), 5.96%, 3/1/2024 (d)	83,000	83,138
(SOFR + 0.70%), 6.01%, 3/1/2024 (d)	50,000	50,016
5.54%, 3/13/2024 (c)	165,000	164,687
6.00%, 8/23/2024	100,000	100,225
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Certificates of Deposits — continued
6.00%, 9/9/2024	146,400	146,779
6.01%, 10/3/2024	35,000	35,109
6.00%, 10/17/2024	83,000	83,279
Wells Fargo Bank NA
(SOFR + 0.50%), 5.81%, 3/1/2024 (d)	55,000	55,059
(SOFR + 0.52%), 5.83%, 3/1/2024 (d)	125,000	125,132
(SOFR + 0.52%), 5.83%, 3/1/2024 (d)	75,000	75,079
(SOFR + 0.53%), 5.84%, 3/1/2024 (d)	91,000	91,051
(SOFR + 0.60%), 5.91%, 3/1/2024 (d)	63,000	63,110
(SOFR + 0.60%), 5.91%, 3/1/2024 (d)	65,000	65,114
(SOFR + 0.60%), 5.91%, 3/1/2024 (d)	160,000	160,365
(SOFR + 0.65%), 5.96%, 3/1/2024 (d)	158,000	158,248
Total Certificates of Deposit (Cost $24,936,943)		24,948,727
Time Deposits — 21.9%
Agricultural Bank of China Ltd.
5.38%, 3/1/2024	170,000	170,000
5.38%, 3/5/2024	150,000	150,000
5.38%, 3/6/2024	170,000	170,000
Australia & New Zealand Banking Group Ltd.
5.31%, 3/1/2024	350,000	350,000
5.32%, 3/5/2024	600,000	600,000
5.32%, 3/6/2024	625,000	625,000
5.32%, 3/7/2024	650,000	650,000
Canadian Imperial Bank of Commerce 5.31%, 3/1/2024	360,000	360,000
China Construction Bank Corp. 5.35%, 3/1/2024	275,000	275,000
Credit Agricole Corporate and Investment Bank
5.31%, 3/1/2024	606,959	606,959
5.34%, 3/5/2024	200,000	200,000
5.34%, 3/7/2024	280,000	280,000
DBS Bank Ltd.
5.34%, 3/1/2024	25,000	25,000
5.34%, 3/4/2024	200,000	200,000
5.34%, 3/6/2024	125,000	125,000
5.34%, 3/7/2024	75,000	75,000
DNB Bank ASA 5.31%, 3/1/2024	950,000	950,000
Erste Group Bank AG 5.32%, 3/1/2024	1,240,000	1,240,000
First Abu Dhabi Bank USA NV 5.32%, 3/1/2024	1,535,000	1,535,000
Industrial & Commercial Bank of China Ltd. 5.35%, 3/1/2024	200,000	200,000
ING Bank NV 5.32%, 3/1/2024	800,000	800,000
Mizuho Bank Ltd.
5.32%, 3/1/2024	1,000,000	1,000,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Time Deposits — continued
5.33%, 3/1/2024	1,350,000	1,350,000
National Bank of Canada (Canada) 5.44%, 3/1/2024	500,000	500,000
Nordea Bank Abp 5.31%, 3/1/2024	2,625,000	2,625,000
Royal Bank of Canada 5.32%, 3/6/2024	355,000	355,000
Skandinaviska Enskilda Banken AB
5.32%, 3/1/2024	630,000	630,000
5.32%, 3/5/2024	1,000,000	1,000,000
Svenska Handelsbanken AB 5.30%, 3/1/2024	1,350,000	1,350,000
Swedbank AB 5.31%, 3/5/2024	500,000	500,000
Total Time Deposits (Cost $18,896,959)		18,896,959
Commercial Paper — 21.4%
Antalis SA (France)
5.56%, 3/12/2024 (c)	97,760	97,586
5.48%, 5/2/2024 (b) (c)	50,000	49,527
ASB Bank Ltd. (New Zealand)
(SOFR + 0.12%), 5.43%, 3/1/2024 (b) (d)	50,000	49,984
Australia & New Zealand Banking Group Ltd. (Australia)
5.42%, 3/5/2024 (c)	125,000	124,908
5.68%, 4/15/2024 (b)	55,000	54,625
5.67%, 4/23/2024 (b)	230,000	228,171
5.34%, 7/17/2024 (c)	76,000	74,446
5.78%, 7/25/2024 (b)	110,000	107,626
5.27%, 10/8/2024 (b)	160,000	154,892
5.13%, 1/14/2025 (b)	75,000	71,649
Bank of China Ltd. (China)
5.84%, 3/14/2024	43,000	42,910
Bank of Montreal (Canada)
(SOFR + 0.47%), 5.78%, 3/1/2024 (d)	30,000	30,026
(SOFR + 0.49%), 5.80%, 3/1/2024 (d)	80,000	80,049
(SOFR + 0.49%), 5.80%, 3/1/2024 (d)	15,000	15,009
(SOFR + 0.53%), 5.84%, 3/1/2024 (d)	30,000	30,018
(SOFR + 0.60%), 5.91%, 3/1/2024 (d)	89,000	89,072
5.67%, 4/3/2024 (c)	86,000	85,565
5.76%, 6/10/2024 (c)	5,000	4,924
5.76%, 6/11/2024 (c)	100,000	98,472
5.78%, 7/29/2024	30,000	29,333
5.72%, 8/12/2024 (c)	60,500	59,036
5.80%, 9/9/2024 (c)	57,000	55,397
5.62%, 11/14/2024	76,000	73,172
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.53%), 5.84%, 3/1/2024 (b) (d)	90,000	90,042
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	21

JPMorgan Prime Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
(SOFR + 0.66%), 5.97%, 3/1/2024 (b) (d)	107,000	107,162
5.80%, 6/28/2024 (b)	76,000	74,656
Banner Health
Series 2015, 5.40%, 4/17/2024	25,000	24,996
Barclays Bank plc (United Kingdom)
5.36%, 3/1/2024 (b) (c)	582,785	582,700
Barton Capital SA (France)
5.31%, 3/1/2024 (b)	110,000	109,984
5.70%, 4/10/2024 (c)	99,000	98,392
5.74%, 4/26/2024 (b)	60,000	59,489
5.52%, 6/4/2024 (b)	28,000	27,600
Bedford Row Funding Corp.
(SOFR + 0.20%), 5.51%, 3/1/2024 (b) (d)	50,000	50,004
5.52%, 3/28/2024 (c)	42,000	41,825
5.41%, 6/11/2024 (b)	50,000	49,237
5.79%, 8/21/2024 (c)	90,000	87,709
BNP Paribas SA (France)
5.72%, 5/1/2024 (c)	70,000	69,360
5.74%, 6/7/2024 (c)	89,000	87,708
BNZ International Funding Ltd. (New Zealand)
(SOFR + 0.40%), 5.71%, 3/1/2024 (b) (d)	70,000	70,031
BofA Securities, Inc.
5.56%, 6/10/2024 (c)	141,000	138,848
BPCE SA (France)
5.67%, 6/7/2024 (c)	75,000	73,900
5.55%, 9/3/2024 (c)	200,000	194,522
Canadian Imperial Bank of Commerce (Canada)
5.32%, 3/4/2024 (b)	200,000	199,882
5.32%, 3/5/2024 (b)	400,000	399,705
5.72%, 8/13/2024 (c)	70,000	68,300
Chesham Finance Ltd. (Cayman Islands)
Series 2, 5.42%, 3/12/2024 (b) (c)	100,000	99,822
China Construction Bank Corp. (China)
5.34%, 3/1/2024 (b) (c)	333,000	332,950
Cooperatieve Rabobank UA
5.31%, 3/1/2024 (c)	1,000,000	999,853
Corewell Health
5.55%, 3/5/2024 (c)	37,000	36,972
Credit Agricole Corporate and Investment Bank (France)
5.30%, 3/1/2024 (c)	235,000	234,965
DBS Bank Ltd. (Singapore)
5.36%, 5/14/2024 (b) (c)	100,000	98,896
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
DNB Bank ASA (Norway)
5.68%, 4/16/2024 (c)	57,000	56,608
5.65%, 4/22/2024 (c)	113,000	112,123
5.66%, 6/10/2024 (b)	58,000	57,131
5.73%, 6/13/2024 (c)	85,000	83,689
5.26%, 9/25/2024 (b) (c)	75,000	72,738
5.69%, 11/7/2024 (c)	145,000	139,779
5.12%, 1/2/2025 (b) (c)	22,000	21,042
DZ Bank AG (Germany)
5.31%, 3/1/2024 (b) (c)	300,000	299,956
Erste Abwicklungsanstalt (Germany)
5.35%, 5/2/2024 (b) (c)	100,000	99,042
Federation des Caisses Desjardins du Quebec (Canada)
5.44%, 3/5/2024 (c)	97,000	96,928
First Abu Dhabi Bank PJSC (United Arab Emirates)
5.55%, 3/22/2024 (c)	300,000	299,022
5.55%, 3/28/2024 (c)	212,000	211,122
5.26%, 9/23/2024 (b) (c)	225,000	218,213
5.26%, 9/24/2024 (b) (c)	141,000	136,727
5.27%, 10/3/2024 (b) (c)	146,000	141,393
Glencove Funding DAC (Ireland)
5.41%, 5/7/2024 (b) (c)	50,000	49,493
GTA Funding LLC
5.33%, 9/6/2024 (c)	27,000	26,246
Industrial & Commercial Bank of China Ltd. (China)
5.34%, 3/1/2024 (b) (c)	159,000	158,976
ING US Funding LLC (Netherlands)
5.62%, 3/1/2024 (c)	93,000	92,986
(SOFR + 0.48%), 5.79%, 3/1/2024 (b) (d)	116,000	116,119
(SOFR + 0.53%), 5.84%, 3/1/2024 (b) (d)	130,000	130,049
(SOFR + 0.57%), 5.88%, 3/1/2024 (b) (d)	250,000	250,023
5.67%, 4/1/2024 (c)	92,000	91,560
5.56%, 6/3/2024 (c)	73,000	71,968
5.74%, 6/14/2024 (c)	140,000	137,794
5.74%, 6/14/2024 (c)	146,000	143,699
5.75%, 7/1/2024 (c)	40,000	39,272
5.77%, 7/18/2024 (b)	82,000	80,310
5.37%, 8/23/2024 (c)	93,000	90,595
5.58%, 9/3/2024 (c)	45,000	43,764
5.28%, 10/8/2024 (b) (c)	135,000	130,616
5.18%, 11/1/2024 (b)	89,000	85,810
Kingdom of the Netherlands (Netherlands)
5.32%, 3/1/2024 (b)	550,000	549,919
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
Liberty Street Funding LLC
5.69%, 4/10/2024 (c)	63,650	63,261
Lloyds Bank plc (United Kingdom)
(SOFR + 0.11%), 5.42%, 3/1/2024 (d)	145,000	145,008
5.63%, 3/8/2024 (c)	290,000	289,656
LMA-Americas LLC
5.69%, 4/15/2024 (b)	50,000	49,655
5.69%, 4/16/2024 (c)	50,000	49,648
Long Island Power Authority
Series A-3, 5.40%, 3/15/2024	20,000	20,002
Macquarie Bank Ltd. (Australia)
5.64%, 4/12/2024 (b)	115,000	114,259
5.73%, 4/22/2024 (c)	10,000	9,920
5.73%, 4/25/2024 (b)	55,000	54,537
5.73%, 5/2/2024 (c)	150,000	148,576
5.68%, 5/9/2024 (b)	55,000	54,418
Mizuho Bank Ltd. (Japan)
5.52%, 5/1/2024 (c)	30,000	29,721
5.68%, 5/6/2024 (b)	60,000	59,400
National Australia Bank Ltd. (Australia)
(SOFR + 0.18%), 5.49%, 3/1/2024 (b) (d)	35,000	35,004
(SOFR + 0.50%), 5.81%, 3/1/2024 (b) (d)	150,000	150,070
National Bank of Canada (Canada)
5.65%, 4/3/2024 (c)	146,000	145,264
5.66%, 4/8/2024 (c)	146,000	145,155
5.61%, 5/15/2024 (c)	130,000	128,529
National Westminster Bank plc (United Kingdom)
5.33%, 3/6/2024 (b) (c)	275,000	274,756
Natixis SA (France)
5.56%, 5/1/2024 (c)	55,000	54,495
5.75%, 7/8/2024	155,000	152,028
NatWest Markets plc (United Kingdom)
Series G, 5.32%, 3/5/2024 (b) (c)	280,000	279,789
Nieuw Amsterdam Receivables Corp.
5.38%, 7/10/2024 (b) (c)	43,000	42,164
5.34%, 8/5/2024 (b) (c)	35,000	34,192
Nordea Bank Abp (Finland)
(SOFR + 0.15%), 5.46%, 3/1/2024 (b) (d)	55,000	55,004
5.65%, 4/11/2024 (c)	150,000	149,074
5.64%, 5/3/2024 (c)	40,000	39,625
Old Line Funding LLC
(SOFR + 0.23%), 5.54%, 3/1/2024 (b) (d)	102,000	102,011
(SOFR + 0.32%), 5.63%, 3/1/2024 (b) (d)	45,000	45,017
(SOFR + 0.40%), 5.71%, 3/1/2024 (b) (d)	55,000	55,012
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
(SOFR + 0.42%), 5.73%, 3/1/2024 (b) (d)	100,000	100,024
(SOFR + 0.43%), 5.74%, 3/1/2024 (b) (d)	97,000	97,029
5.73%, 4/29/2024 (b) (c)	100,000	99,097
Podium Funding Trust (Canada)
(SOFR + 0.50%), 5.81%, 3/1/2024 (d)	80,000	80,056
5.54%, 6/5/2024	70,000	68,993
Pricoa Short Term Funding LLC
5.31%, 8/6/2024 (b) (c)	35,000	34,184
Province of Quebec Canada (Canada)
5.37%, 4/29/2024 (b) (c)	90,000	89,207
Royal Bank of Canada (Canada)
(SOFR + 0.31%), 5.62%, 3/1/2024 (b) (d)	140,000	140,069
(SOFR + 0.60%), 5.91%, 3/1/2024 (b) (d)	86,000	86,076
(SOFR + 0.65%), 5.96%, 3/1/2024 (b) (d)	37,000	37,056
(SOFR + 0.65%), 5.96%, 3/1/2024 (b) (d)	63,000	63,096
5.53%, 6/5/2024 (b)	140,000	138,004
5.79%, 9/19/2024 (c)	116,000	112,552
5.85%, 10/11/2024 (c)	80,000	77,368
5.86%, 10/16/2024 (c)	175,000	169,120
5.69%, 11/5/2024 (c)	145,000	139,736
Sanofi SA
5.35%, 3/13/2024 (b)	100,000	99,808
Sheffield Receivables Co. LLC (United Kingdom)
5.32%, 7/31/2024 (c)	50,700	49,556
Skandinaviska Enskilda Banken AB (Sweden)
(SOFR + 0.53%), 5.84%, 3/1/2024 (b) (d)	39,000	39,018
(SOFR + 0.60%), 5.91%, 3/1/2024 (b) (d)	62,000	62,128
(SOFR + 0.65%), 5.96%, 3/1/2024 (b) (d)	50,000	50,072
5.66%, 4/4/2024 (c)	37,000	36,811
5.65%, 5/15/2024 (c)	100,000	98,880
5.66%, 6/7/2024 (c)	155,000	152,735
5.78%, 7/22/2024 (b)	61,000	59,724
Standard Chartered Bank (United Kingdom)
5.72%, 4/17/2024 (c)	124,000	123,124
5.37%, 7/3/2024 (b)	45,000	44,168
Starbird Funding Corp.
(SOFR + 0.19%), 5.50%, 3/1/2024 (b) (d)	37,000	37,004
5.70%, 4/15/2024 (c)	28,000	27,808
5.54%, 6/5/2024 (c)	70,000	68,990
Sumitomo Mitsui Banking Corp. (Japan)
5.68%, 5/6/2024 (b)	60,000	59,405
Svenska Handelsbanken AB (Sweden)
(SOFR + 0.30%), 5.61%, 3/1/2024 (b) (d)	27,000	27,016
5.48%, 6/3/2024 (c)	55,000	54,234
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	23

JPMorgan Prime Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
5.74%, 6/11/2024 (c)	108,000	106,375
5.28%, 7/30/2024 (b) (c)	27,000	26,401
5.74%, 8/12/2024 (c)	21,000	20,496
5.63%, 8/21/2024 (c)	186,000	181,295
5.49%, 8/23/2024 (c)	55,000	53,593
5.79%, 9/18/2024 (c)	102,000	99,019
5.83%, 10/1/2024 (b)	110,000	106,587
5.76%, 11/8/2024 (b)	25,000	24,094
Thunder Bay Funding LLC
(SOFR + 0.38%), 5.69%, 3/1/2024 (b) (d)	75,000	75,018
5.73%, 5/1/2024 (b)	75,000	74,309
Toronto-Dominion Bank (The) (Canada)
5.72%, 8/13/2024 (c)	70,000	68,308
5.81%, 8/23/2024 (c)	102,500	99,888
5.34%, 9/9/2024 (c)	57,000	55,415
TotalEnergies Capital (France)
5.32%, 3/7/2024 (b) (c)	100,000	99,896
Toyota Finance Australia Ltd. (Australia)
5.73%, 4/2/2024 (c)	65,000	64,682
Toyota Motor Credit Corp.
5.68%, 8/7/2024 (c)	100,000	97,654
UBS AG (Switzerland)
(SOFR + 0.17%), 5.48%, 3/1/2024 (b) (d)	22,000	22,002
(SOFR + 0.20%), 5.53%, 3/1/2024 (b) (d)	30,000	30,002
5.69%, 3/8/2024 (c)	160,000	159,810
5.68%, 4/5/2024 (c)	84,000	83,549
5.67%, 4/11/2024 (c)	85,000	84,467
5.70%, 4/17/2024 (b)	86,000	85,384
5.66%, 5/7/2024 (b)	85,000	84,136
5.61%, 5/15/2024 (c)	120,000	118,636
5.34%, 8/2/2024 (c)	21,000	20,519
United Overseas Bank Ltd. (Singapore)
5.69%, 4/15/2024 (b)	60,000	59,590
Versailles Commercial Paper LLC
5.53%, 3/8/2024 (b) (c)	50,000	49,941
5.59%, 5/17/2024	82,000	81,037
5.62%, 5/31/2024	50,000	49,308
Westpac Banking Corp. (Australia)
(SOFR + 0.50%), 5.81%, 3/1/2024 (b) (d)	31,000	31,018
5.76%, 9/6/2024 (c)	28,000	27,230
5.83%, 10/10/2024 (b)	60,000	58,071
Total Commercial Paper (Cost $18,440,801)		18,445,747
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — 7.6%
U.S. Treasury Bills
5.30%, 3/28/2024 (c)	1,200,000	1,195,249
5.31%, 4/4/2024 (c)	555,000	552,229
5.30%, 4/9/2024 (c)	486,000	483,216
5.32%, 4/11/2024 (c)	560,000	556,630
5.31%, 4/16/2024 (c)	990,000	983,312
5.32%, 4/23/2024 (c)	750,000	744,164
5.33%, 5/30/2024 (c)	700,000	690,821
5.10%, 8/1/2024 (c)	453,000	443,114
4.78%, 1/23/2025 (c)	935,000	894,200
Total U.S. Treasury Obligations (Cost $6,545,094)		6,542,935
Total Short Term Investments (Cost $68,819,797)		68,834,368
Total Investments — 98.8% (Cost $85,294,318)		85,308,815
Other Assets Less Liabilities — 1.2%		996,902
NET ASSETS — 100.0%		86,305,717

Percentages indicated are based on net assets.

Abbreviations
DN	Discount Notes
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
OBFR	Overnight Bank Funding Rate
PJSC	Public Joint Stock Company
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
^^
Certain securities are perpetual and thus, do not have
predetermined maturity dates. The coupon rates for
these securities are fixed for a period of time and may
be structured to adjust thereafter. The coupon rates
shown are the rates in effect as of February 29,
2024.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Money Market Funds	February 29, 2024

(a)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	The rate shown is the effective yield as of February 29, 2024.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	25

JPMorgan Institutional Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 59.1%
Alabama — 0.3%
Tender Option Bond Trust Receipts/Certificates Series 2023-YX1319, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	4,050	4,050
Alaska — 2.3%
City of Valdez, Exxon Pipeline Co. Project Series 1993A, Rev., VRDO, 3.65%, 3/1/2024 (b)	24,400	24,400
Tender Option Bond Trust Receipts/Certificates Series 2023-XG0518, Rev., VRDO, LIQ : Royal Bank of Canada, 3.34%, 3/7/2024 (a) (b)	8,605	8,605
		33,005
Arizona — 0.3%
Arizona Industrial Development Authority, 67 Flats Project Series 2023A, Rev., VRDO, LOC : Barclays Bank plc, 3.25%, 3/7/2024 (b)	2,305	2,305
Arizona Industrial Development Authority, Juniper Square Project Series 2023A, Rev., VRDO, LOC : Barclays Bank plc, 3.25%, 3/7/2024 (b)	1,425	1,425
Salt River Pima-Maricopa Indian Community, Rev., VRDO, LOC : Bank of America NA, 3.40%, 3/7/2024 (b)	660	660
		4,390
California — 1.2%
Tender Option Bond Trust Receipts/Certificates
Series 2022-XF3030, Rev., VRDO, LOC : Barclays Bank plc, 4.08%, 3/1/2024 (a) (b)	5,850	5,850
Series 2022-XX1237, GO, VRDO, LIQ : Barclays Bank plc, 3.32%, 3/7/2024 (a) (b)	6,240	6,240
Series 2023-ZF3164, Rev., VRDO, LIQ : Barclays Bank plc, 3.32%, 3/7/2024 (a) (b)	5,000	5,000
Series 2022-XM1064, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (b)	605	605
		17,695
Colorado — 1.4%
City of Colorado Springs, Utilities System Improvement Series 2009C, Rev., VRDO, LIQ : Sumitomo Mitsui Banking Corp., 3.30%, 3/7/2024 (b)	2,150	2,150
Colorado State Education Loan Program Series 2023B, Rev., TRAN, 4.00%, 6/28/2024	7,500	7,517
RIB Floater Trust Various States Series 2022-038, COP, VRDO, LIQ : Barclays Bank plc, 3.90%, 3/1/2024 (a) (b)	2,395	2,395
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued
Tender Option Bond Trust Receipts/Certificates
Series 2022-XG0420, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	4,000	4,000
Series 2023-XF1619, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	4,000	4,000
		20,062
Connecticut — 0.9%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program Series 2022, Subseries E-2, Rev., VRDO, GNMA / FNMA / FHLMC COLL, LOC : Sumitomo Mitsui Banking Corp., 3.28%, 3/7/2024 (b)	2,400	2,400
State of Connecticut Series 2015B, GO, 5.00%, 6/15/2024	7,200	7,235
Tender Option Bond Trust Receipts/Certificates Series 2022-YX1255, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	3,010	3,010
		12,645
District of Columbia — 0.2%
Tender Option Bond Trust Receipts/Certificates
Series 2022-YX1195, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	1,790	1,790
Series 2023-ZL0506, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	1,360	1,360
		3,150
Florida — 3.7%
County of Escambia, Gulf Power Co., Project Series R, Rev., VRDO, 3.40%, 3/7/2024 (b)	10,000	10,000
County of St. Lucie, Power and Light Co., Project, Rev., VRDO, 3.85%, 3/1/2024 (b)	25,875	25,875
Tender Option Bond Trust Receipts/Certificates
Series 2021-XG0345, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	2,850	2,850
Series 2023-XF3080, Rev., VRDO, LOC : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	5,995	5,995
Series 2023-ZL0485, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	2,500	2,500
Series 2023-XF1666, Rev., VRDO, LIQ : TD Bank NA, 3.35%, 3/7/2024 (a) (b)	4,960	4,960
		52,180
Georgia — 1.0%
Development Authority of Monroe County (The), Gulf Power Co. Project Series 2002-1, Rev., VRDO, 3.40%, 3/7/2024 (b)	14,000	14,000
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Illinois — 1.7%
Illinois Finance Authority, The University of Chicago Medical Center Series 2009E-1, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.32%, 3/7/2024 (b)	8,000	8,000
Illinois Housing Development Authority, Alden Gardens Bloomingdale, Rev., VRDO, LOC : BMO Harris Bank NA, 3.29%, 3/7/2024 (b)	6,580	6,580
Tender Option Bond Trust Receipts/Certificates
Series 2023-YX1326, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	4,565	4,565
Series 2017-XG0108, Rev., VRDO, LOC : Barclays Bank plc, 3.38%, 3/7/2024 (a) (b)	5,000	5,000
		24,145
Iowa — 1.7%
Iowa Finance Authority, CJ Bio America, Inc., Project, Rev., VRDO, LOC : Korea Development Bank, 3.49%, 3/7/2024 (a) (b)	3,100	3,100
Iowa Finance Authority, Single Family Mortgage, Social Bonds Series 2022H, Rev., VRDO, GNMA / FNMA / FHLMC COLL, LIQ : US Bank NA, 3.45%, 3/1/2024 (b)	10,000	10,000
Iowa Finance Authority, Single Family Mortgage-Backed Securities Program Series 2020E, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.30%, 3/7/2024 (b)	3,265	3,265
Tender Option Bond Trust Receipts/Certificates
Series 2022-YX1196, Rev., VRDO, FNMA COLL, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	2,785	2,785
Series 2023-XG0522, Rev., VRDO, GNMA / FNMA / FHLMC COLL, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	4,300	4,300
		23,450
Louisiana — 1.4%
East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project, Gulf Opportunity Zone Series A, Rev., VRDO, 3.67%, 3/1/2024 (b)	20,000	20,000
Maryland — 0.5%
Maryland Health and Higher Educational Facilities Authority, University of Maryland Medical System Series 2008D, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (b)	1,750	1,750
Tender Option Bond Trust Receipts/Certificates Series 2023-XF3152, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	5,615	5,615
		7,365
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — 1.9%
City of Quincy, GO, BAN, 5.00%, 7/5/2024	2,545	2,559
Massachusetts Development Finance Agency, Children's Hospital Corp Obligated Group Series 2024 U-1, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (b)	12,500	12,500
Massachusetts Housing Finance Agency, Single Family Housing
Series 200, Rev., VRDO, LIQ : UBS AG, 3.40%, 3/7/2024 (b)	5,000	5,000
Series 204, Rev., VRDO, LIQ : UBS AG, 3.40%, 3/7/2024 (b)	1,875	1,875
Tender Option Bond Trust Receipts/Certificates Series 2022-ZL0339, GO, VRDO, LIQ : Morgan Stanley Bank NA, 3.32%, 3/7/2024 (a) (b)	4,500	4,500
		26,434
Michigan — 1.4%
Tender Option Bond Trust Receipts/Certificates
Series 2022-XX1259, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	3,605	3,605
Series 2023-XF1667, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	4,550	4,550
Series 2023-XF3151, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	6,345	6,345
Series 2023-XF1581, Rev., VRDO, LIQ : TD Bank NA, 3.34%, 3/7/2024 (a) (b)	5,000	5,000
		19,500
Minnesota — 1.1%
City of Minneapolis, Health Care System, Fairview Health Services Series 2018C, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.60%, 3/1/2024 (b)	8,400	8,400
Tender Option Bond Trust Receipts/Certificates Series 2023-XG0523, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	6,685	6,685
		15,085
Mississippi — 3.0%
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc., Project
Series 2007B, Rev., VRDO, 3.70%, 3/1/2024 (b)	1,930	1,930
Series 2007E, Rev., VRDO, 3.70%, 3/1/2024 (b)	6,110	6,110
Series 2009A, Rev., VRDO, 3.70%, 3/1/2024 (b)	1,800	1,800
Series 2009B, Rev., VRDO, 3.70%, 3/1/2024 (b)	4,030	4,030
Series 2009F, Rev., VRDO, 3.70%, 3/1/2024 (b)	3,130	3,130
Series 2009G, Rev., VRDO, 3.70%, 3/1/2024 (b)	3,825	3,825
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	27

JPMorgan Institutional Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Mississippi — continued
Series 2011G, Rev., VRDO, 3.70%, 3/1/2024 (b)	1,995	1,995
Series 2007A, Rev., VRDO, 3.72%, 3/1/2024 (b)	20,000	20,000
		42,820
Missouri — 1.9%
Health and Educational Facilities Authority of the State of Missouri, Ranken Technical College Series 2011B, Rev., VRDO, LOC : Northern Trust Co. (The), 3.65%, 3/1/2024 (b)	955	955
Health and Educational Facilities Authority of the State of Missouri, St. Louis University Series 2008B, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.55%, 3/1/2024 (b)	4,500	4,500
Industrial Development Authority of the City of St. Louis Missouri (The), Mid-America Transplant Services Project, Rev., VRDO, LOC : BMO Harris Bank NA, 3.90%, 3/1/2024 (b)	200	200
Missouri Development Finance Board, St. Louis Convention Center Hotel Garage Project Series 2020 C, Rev., VRDO, LOC : US Bank NA, 3.70%, 3/1/2024 (b)	1,025	1,025
RBC Municipal Products, Inc. Trust, Floater Certificates
Series C-16, Rev., VRDO, LOC : Royal Bank of Canada, 3.35%, 3/7/2024 (a) (b)	11,450	11,450
Series G-121, Rev., VRDO, LOC : Royal Bank of Canada, 3.50%, 6/3/2024 (a) (b)	8,220	8,220
		26,350
Nebraska — 1.7%
County of Washington, Cargill, Inc., Recovery Zone Facility Project Series 2010B, Rev., VRDO, 3.33%, 3/7/2024 (b)	11,300	11,300
Tender Option Bond Trust Receipts/Certificates
Series 2023-ZF3191, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.32%, 3/7/2024 (a) (b)	7,000	7,000
Series 2023-ZF3168, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (b)	5,985	5,985
		24,285
Nevada — 0.3%
Tender Option Bond Trust Receipts/Certificates Series 2023-XG0494, Rev., VRDO, LIQ : UBS AG, 3.33%, 3/7/2024 (a) (b)	3,995	3,995
New Jersey — 1.4%
Borough of South Plainfield, Pool Sewer Utility Series 2023A, GO, BAN, 4.50%, 4/11/2024	7,463	7,471
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued
City of Englewood Series 2023, GO, BAN, 4.50%, 3/15/2024	10,000	10,003
Township of Lacey Series 2023A, GO, BAN, 5.00%, 5/9/2024	3,000	3,008
		20,482
New York — 9.3%
City of New York, Fiscal Year 2006 Series 2006E-2, GO, VRDO, LOC : Bank of America NA, 3.72%, 3/1/2024 (b)	3,935	3,935
City of New York, Fiscal Year 2013 Series 2013A-3, GO, VRDO, LOC : Mizuho Bank Ltd., 3.70%, 3/1/2024 (b)	8,575	8,575
City of New York, Fiscal Year 2014 Series 2014D-4, GO, VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (b)	6,625	6,625
City of New York, Fiscal Year 2017 Series 2017A-7, GO, VRDO, LOC : Bank of the West, 3.70%, 3/1/2024 (b)	2,850	2,850
City of New York, Fiscal Year 2022 Subseries D-4, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.67%, 3/1/2024 (b)	2,175	2,175
City of New York, Fiscal Year 2023
Series 2023A, Subseries A-3, GO, VRDO, LIQ : Bank of Montreal, 3.65%, 3/1/2024 (b)	10,645	10,645
Series 2023A, Subseries A-4, GO, VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (b)	7,325	7,325
Metropolitan Transportation Authority, Dedicated Tax Fund Series 2008A-1, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (b)	1,350	1,350
New York City Housing Development Corp., Multi-Family Rent Housing, Gold Street Series 2006A, Rev., VRDO, LOC : FNMA, 3.30%, 3/7/2024 (b)	10,000	10,000
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Series 2007, Subseries CC-2, Rev., VRDO, LIQ : State Street Bank & Trust Co., 3.45%, 3/1/2024 (b)	400	400
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2010 Series 2010CC, Rev., VRDO, LIQ : State Street Bank & Trust Co., 3.65%, 3/1/2024 (b)	8,225	8,225
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014 Series AA-5, Rev., VRDO, LIQ : Mizuho Bank Ltd., 3.65%, 3/1/2024 (b)	13,210	13,210
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2017 Series 2017 BB, Rev., VRDO, LIQ : State Street Bank & Trust Co., 3.70%, 3/1/2024 (b)	11,065	11,065
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2023 Series 2023, Subseries BB-2, Rev., VRDO, LIQ : Mizuho Bank Ltd., 3.65%, 3/1/2024 (b)	5,950	5,950
New York City Transitional Finance Authority, Future Tax Secured Series A-4, Rev., VRDO, LIQ : Mizuho Bank Ltd., 3.70%, 3/1/2024 (b)	14,175	14,175
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2023
Series 2023, Subseries A-2, Rev., VRDO, LIQ : UBS AG, 3.65%, 3/1/2024 (b)	4,900	4,900
Series 2023, Subseries A3, Rev., VRDO, LIQ : Bank of New York Mellon (The), 3.68%, 3/1/2024 (b)	6,060	6,060
New York State Housing Finance Agency, 160 Madison Avenue LLC Series 2013A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.55%, 3/1/2024 (b)	7,265	7,265
RIB Floater Trust Various States Series 2022-009, Rev., VRDO, LIQ : Barclays Bank plc, 3.90%, 3/1/2024 (a) (b)	210	210
Tender Option Bond Trust Receipts/Certificates Series 2023-XF3185, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.31%, 3/7/2024 (a) (b)	1,480	1,480
Town of Monroe Series 2023A, GO, BAN, 5.00%, 8/2/2024	5,000	5,035
		131,455
North Carolina — 2.0%
University of North Carolina, Hospital at Chapel Hill
Series A, Rev., VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (b)	8,555	8,555
Series B, Rev., VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (b)	19,420	19,420
		27,975
Ohio — 2.9%
RBC Municipal Products, Inc. Trust, Floater Certificates
Series E132, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	2,065	2,065
Series C-18, Rev., VRDO, LOC : Royal Bank of Canada, 3.34%, 3/7/2024 (a) (b)	9,000	9,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued
Series C-22, Rev., VRDO, LOC : Royal Bank of Canada, 3.34%, 3/7/2024 (a) (b)	10,000	10,000
State of Ohio, Cleveland Clinic Health System Series 2019F, Rev., VRDO, LIQ : US Bank NA, 3.45%, 3/1/2024 (b)	7,680	7,680
Tender Option Bond Trust Receipts/Certificates
Series 2022-ZL0355, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (b)	3,815	3,815
Series 2023-XG0525, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	6,775	6,775
Series 2022-XL0321, Rev., VRDO, LIQ : Bank of America NA, 3.34%, 3/7/2024 (a) (b)	2,100	2,100
		41,435
Oklahoma — 0.2%
Tender Option Bond Trust Receipts/Certificates Series 2023-ZF1636, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	2,785	2,785
Pennsylvania — 1.5%
RIB Floater Trust Various States Series 2023-013, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	8,805	8,805
Tender Option Bond Trust Receipts/Certificates
Series 2023-BAML5029, Rev., VRDO, LOC : Bank of America NA, 3.77%, 3/1/2024 (a) (b)	4,465	4,465
Series 2023-XL0469, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	3,390	3,390
Series 2024-XG0550, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	4,095	4,095
		20,755
Rhode Island — 0.4%
City of Cranston Series 2023-1, GO, BAN, 4.25%, 8/21/2024	5,000	5,019
South Carolina — 0.1%
South Carolina Public Service Authority Series 2019A, Rev., VRDO, LOC : Bank of America NA, 3.40%, 3/7/2024 (b)	1,145	1,145
Tennessee — 2.6%
Clarksville Public Building Authority
Series 2001, Rev., VRDO, LOC : Bank of America NA, 3.82%, 3/1/2024 (b)	3,885	3,885
Series 2009, Rev., VRDO, LOC : Bank of America NA, 3.43%, 3/7/2024 (b)	2,015	2,015
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	29

JPMorgan Institutional Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Tennessee — continued
Montgomery County Public Building Authority, Pooled Financing, Tennessee Country Pool Series 2006, Rev., VRDO, LOC : Bank of America NA, 3.75%, 3/1/2024 (b)	10,580	10,580
Tender Option Bond Trust Receipts/Certificates
Series 2022-XF1421, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (b)	6,600	6,600
Series 2022-XL0369, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (b)	5,000	5,000
Series 2018-XF2576, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	1,800	1,800
Series 2023-XF1625, Rev., VRDO, LIQ : TD Bank NA, 3.34%, 3/7/2024 (a) (b)	4,000	4,000
Series 2024-XG0548, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	2,400	2,400
		36,280
Texas — 7.1%
Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project
Series 2002A, Rev., VRDO, 3.65%, 3/1/2024 (b)	1,500	1,500
Rev., VRDO, 3.71%, 3/1/2024 (b)	2,962	2,962
RBC Municipal Products, Inc. Trust, Floater Certificates Series 2023-G-124, Rev., VRDO, LOC : Royal Bank of Canada, 3.50%, 3/1/2024 (a) (b)	7,500	7,500
State of Texas, Veterans
Series 2011A, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.40%, 3/7/2024 (b)	2,895	2,895
Series 2015A, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.40%, 3/7/2024 (b)	3,010	3,010
State of Texas, Veterans Housing Assistance Program Series 2010C, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.40%, 3/7/2024 (b)	5,425	5,425
Tarrant County Cultural Education Facilities Finance Corp., Baylor Healthcare System Project Series 2011C, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (b)	300	300
Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas Project Series 2008-A, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (b)	1,000	1,000
Tender Option Bond Trust Receipts/Certificates
Series 2023-XF3121, Rev., VRDO, LOC : Barclays Bank plc, 4.08%, 3/1/2024 (a) (b)	4,976	4,976
Series 2023-XF3128, GO, VRDO, PSF-GTD, LIQ : UBS AG, 3.32%, 3/7/2024 (a) (b)	1,000	1,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
Series 2023-XF3165, GO, VRDO, PSF-GTD, LIQ : Morgan Stanley Bank NA, 3.32%, 3/7/2024 (a) (b)	6,000	6,000
Series 2023-ZF3201, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.32%, 3/7/2024 (a) (b)	3,000	3,000
Series 2022-XL0282, GO, VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (b)	3,440	3,440
Series 2022-XL0334, GO, VRDO, PSF-GTD, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (b)	2,915	2,915
Series 2022-XL0335, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (b)	1,875	1,875
Series 2022-XL0360, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	2,760	2,760
Series 2022-XL0362, GO, VRDO, PSF-GTD, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (b)	2,765	2,765
Series 2022-XM1050, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (b)	2,675	2,675
Series 2023-XF1664, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (b)	2,000	2,000
Series 2023-XF3154, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	2,000	2,000
Series 2023-XG0530, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	2,600	2,600
Series 2023-XG0534, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	5,335	5,335
Series 2023-XG0535, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	8,000	8,000
Series 2023-XL0500, Rev., VRDO, LIQ : UBS AG, 3.33%, 3/7/2024 (a) (b)	4,340	4,340
Series 2023-XM1125, GO, VRDO, PSF-GTD, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	2,800	2,800
Series 2023-XF1657, GO, VRDO, PSF-GTD, LIQ : TD Bank NA, 3.34%, 3/7/2024 (a) (b)	3,100	3,100
Series 2023-XG0505, GO, VRDO, PSF-GTD, LIQ : TD Bank NA, 3.34%, 3/7/2024 (a) (b)	4,000	4,000
Series 2023-XF3147, GO, VRDO, LIQ : Wells Fargo Bank NA, 3.35%, 3/7/2024 (a) (b)	5,605	5,605
Texas Transportation Commission State Highway Fund, First Tier
Series 2014-B, Rev., VRDO, LIQ : Sumitomo Mitsui Banking Corp., 3.33%, 3/7/2024 (b)	2,000	2,000
Series 2014-A, Rev., 5.00%, 4/1/2024 (c)	3,100	3,103
		100,881
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Virginia — 0.6%
RBC Municipal Products, Inc. Trust, Floater Certificates Series C-19, Rev., VRDO, LOC : Royal Bank of Canada, 3.34%, 3/7/2024 (a) (b)	5,000	5,000
Tender Option Bond Trust Receipts/Certificates
Series 2022-ZL0267, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	2,250	2,250
Series 2023-XL0489, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	1,800	1,800
		9,050
Washington — 1.3%
City of Seattle, Municipal Light and Power Series 2023 B, Rev., VRDO, LOC : TD Bank NA, 3.79%, 3/1/2024 (b)	3,290	3,290
RIB Floater Trust Various States Series 2023-009, Rev., BAN, VRDO, LOC : Barclays Bank plc, 3.42%, 3/7/2024 (a) (b)	2,845	2,845
State of Washington Series 2023-0012, Class A, GO, VRDO, LIQ : Citibank NA, 3.34%, 3/7/2024 (a) (b)	6,000	6,000
Tender Option Bond Trust Receipts/Certificates
Series 2023-ZL0490, GO, VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	1,670	1,670
Series 2023-ZL0491, GO, VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	1,670	1,670
Series 2015-XF1017, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	2,800	2,800
		18,275
Wisconsin — 1.8%
Public Finance Authority, Health Care Systems Project Series 2023C, Rev., VRDO, LOC : TD Bank NA, 3.80%, 3/1/2024 (b)	8,650	8,650
Tender Option Bond Trust Receipts/Certificates
Series 2022-XL0296, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (b)	5,530	5,530
Series 2023-XF3076, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	3,895	3,895
Series 2023-XL0483, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	2,245	2,245
Series 2024-XF1696, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	4,000	4,000
Series 2024-XG0553, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	1,455	1,455
		25,775
Total Municipal Bonds (Cost $835,891)		835,918
INVESTMENTS ††	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — 8.0%
California — 0.5%
Nuveen California AMT - Free Quality Municipal Income Fund Series 6, LIQ : Sumitomo Mitsui Banking Corp., 3.27%, 3/7/2024# (a)	7,000	7,000
New York — 0.9%
Nuveen New York AMT - Free Quality Municipal Income Fund Series 2, LIQ : Royal Bank of Canada, 3.35%, 3/7/2024# (a)	13,600	13,600
Other — 6.6%
Nuveen AMT - Free Municipal Credit Income Fund
Series 6, LIQ : Sumitomo Mitsui Banking Corp., 3.29%, 3/7/2024# (a)	21,700	21,700
Series 5, LIQ : Societe Generale, 3.29%, 3/7/2024# (a)	17,400	17,400
Nuveen AMT - Free Quality Municipal Income Fund
Series 5-1000, LOC: Sumitomo Mitsui Banking Corp., 3.35%, 3/7/2024# (a)	5,000	5,000
Series 4-4895, LIQ : Barclays Bank plc, 3.35%, 3/7/2024# (a)	39,400	39,400
Series 3-PFD, LIQ : TD Bank NA, 3.35%, 3/7/2024# (a)	10,000	10,000
		93,500
Total Variable Rate Demand Preferred Shares (Cost $114,100)		114,100
	PRINCIPAL AMOUNT ($000)
Short Term Investments — 32.2%
Commercial Paper — 32.2%
Board of Regents of the University of Texas System
Series A, 3.60%, 4/1/2024	7,000	7,001
Series A, 3.70%, 4/26/2024	5,000	5,002
Series A, 3.65%, 5/6/2024	5,000	5,002
Series A, 3.65%, 5/9/2024	5,000	5,002
Series A, 3.50%, 5/16/2024	5,000	5,000
Series A, 3.45%, 5/22/2024	7,500	7,500
Series A, 3.45%, 5/30/2024	5,000	5,000
Series A, 3.50%, 6/6/2024	3,000	3,001
Series A, 3.50%, 6/6/2024	3,000	3,000
Series A, 3.50%, 6/11/2024	5,000	5,001
Series A, 3.28%, 6/12/2024	5,000	4,996
Series A, 3.40%, 6/13/2024	5,000	4,996
Series A, 3.30%, 6/25/2024	5,000	4,998
Series A, 3.33%, 6/26/2024	5,000	4,996
Series A, 3.45%, 6/26/2024	5,000	5,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	31

JPMorgan Institutional Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
Series A, 3.38%, 6/28/2024	10,000	9,995
Board of Trustees Michigan State University
Series G, 3.28%, 3/5/2024	11,163	11,163
California Statewide Communities Development Authority
Series 08-B, 3.45%, 3/19/2024	9,000	9,000
City of Atlanta Water and Wastewater
3.55%, 4/24/2024	10,000	9,998
City of Dallas Waterworks and Sewer System
Series G, 3.50%, 3/4/2024	12,200	12,200
City of Garland
Series 2021, 3.58%, 4/23/2024	3,000	3,000
City of Houston
Series E-1, 3.65%, 3/1/2024	10,000	10,000
Series B-6, 3.55%, 3/20/2024	5,000	5,000
City of Jacksonville
Series 2016, 3.95%, 4/10/2024	10,000	10,003
City of Memphis
Series A, 3.45%, 6/4/2024	10,000	9,993
City of Rochester
Series 2011, 3.47%, 3/8/2024	8,000	8,000
Series 08-C, 3.95%, 4/10/2024	10,000	10,003
City of San Antonio Electric and Gas Systems
Series C, 3.58%, 4/26/2024	10,000	10,001
County of Harris
Series A-1, 3.77%, 3/4/2024	3,210	3,210
Series C, 3.80%, 3/4/2024	3,910	3,910
Series A-1, 3.80%, 3/4/2024	8,980	8,980
Series K-2, 3.45%, 3/5/2024	2,340	2,340
3.40%, 3/6/2024	1,330	1,330
Series C, 3.40%, 3/6/2024	970	970
Series K-2, 3.47%, 3/14/2024	2,625	2,625
Series A-1, 3.40%, 4/1/2024	5,990	5,989
County of Harris Toll Road
Series K, 3.60%, 3/20/2024	4,460	4,460
3.60%, 3/20/2024	7,830	7,830
County of King
Series A, 3.53%, 3/4/2024	10,000	10,000
Series A, 3.52%, 3/13/2024	10,000	10,001
Series A, 3.27%, 3/19/2024	5,000	5,000
Series A, 3.40%, 3/25/2024	5,000	5,000
County of York
Series B-1, 3.63%, 3/1/2024	7,000	7,000
Series B-2, 3.63%, 3/1/2024	7,000	7,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
3.63%, 3/1/2024	7,800	7,800
Indiana Finance Authority
Series D-2, 3.42%, 3/6/2024	9,160	9,160
Jacksonville Aviation Authority
Series 92, 3.82%, 3/4/2024	8,300	8,300
Louisville and Jefferson County Metropolitan Sewer District
Series A-1, 3.50%, 3/4/2024	10,000	10,000
Lower Colorado River Authority
Series B, 3.50%, 3/28/2024	6,477	6,477
Massachusetts Bay Transportation Authority Sales Tax
Series C, 3.50%, 3/7/2024	9,750	9,750
Metropolitan Government of Nashville and Davidson County Health and Education Facility Board
Series 2021, 3.58%, 4/12/2024	10,000	10,001
Municipal Electric Authority of Georgia
Series B, 3.45%, 6/5/2024	5,000	5,000
Omaha Public Power District
Series A, 3.53%, 5/20/2024	12,050	12,050
Series A, 3.53%, 6/5/2024	5,000	5,001
Rutgers, The State University of New Jersey
Series A, 3.30%, 3/27/2024	10,000	9,999
Series B, 3.47%, 5/2/2024	8,000	8,000
State of California
Series A-7, 3.52%, 5/14/2024	5,000	5,000
State of Oregon Department of Administrative Services
Series A-2, 3.45%, 4/11/2024	10,000	9,999
State of Oregon Department of Transportation
Series A-1, 3.67%, 3/7/2024	10,000	10,000
Texas Public Finance Authority
Series 19, 3.55%, 3/7/2024	10,000	10,000
Series 19, 3.60%, 5/8/2024	10,000	10,001
Trustees of Indiana University
Series 2018, 3.55%, 5/29/2024	8,500	8,501
University of California
Series A, 3.50%, 5/14/2024	7,470	7,470
University of Minnesota
Series F, 3.55%, 3/12/2024	8,100	8,100
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
University of Pittsburgh-of the Commonwealth System of Higher Education
Series B-2, 3.85%, 3/7/2024	5,000	5,000
Total Commercial Paper (Cost $455,114)		455,105
Total Short Term Investments (Cost $455,114)		455,105
Total Investments — 99.3% (Cost $1,405,105)		1,405,123
Other Assets Less Liabilities — 0.7%		9,510
NET ASSETS — 100.0%		1,414,633

Percentages indicated are based on net assets.

Abbreviations
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
COP	Certificate of Participation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
Rev.	Revenue
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 29, 2024.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(c)	Security is prerefunded or escrowed to maturity.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	33

JPMorgan Securities Lending Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 15.7%
Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 5.31% - 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $300,044. (a)	300,000	300,000
Agency Joint Trading Account III, J.P. Morgan Investment Management Inc., as agent, 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $50,007. (a)	50,000	50,000
BNP Paribas SA, 5.40%, dated 2/29/2024, due 3/6/2024, repurchase price $15,014, collateralized by Corporate Notes and Bonds, 1.38% - 5.16%, due 3/12/2025 - 10/1/2051, with a value of $15,767.	15,000	15,000
BNP Paribas SA, 5.66%, dated 2/29/2024, due 4/4/2024, repurchase price $10,055, collateralized by Corporate Notes and Bonds, 3.25% - 9.75%, due 3/15/2026 - 1/15/2031, with a value of $10,957.	10,000	10,000
Pershing LLC, 5.71%, dated 2/29/2024, due 5/9/2024, repurchase price $10,111, collateralized by U.S. Treasury Securities, 0.00% - 5.00%, due 8/1/2024 - 11/15/2047, with a value of $10,346.	10,000	10,000
Societe Generale SA, 5.47%, dated 2/29/2024, due 3/5/2024, repurchase price $10,008, collateralized by Collateralized Mortgage Obligations, 9.47%, due 9/15/2034, Corporate Notes and Bonds, 1.95% - 8.38%, due 11/20/2025 - 12/31/2079, FNMA, 10.82%, due 3/25/2043 and Sovereign Government Securities, 4.88% - 9.38%, due 10/9/2026 - 5/30/2040, with a value of $10,811.	10,000	10,000
Total Repurchase Agreements (Cost $395,000)		395,000
Municipal Bonds — 8.6%
Alaska — 0.8%
Alaska Housing Finance Corp., State Capital Project Series 2018A, Rev., VRDO, 5.34%, 3/7/2024 (b)	20,930	20,930
Colorado — 2.3%
Colorado Housing and Finance Authority, Single Family Mortgage
Series 2023 M 2, Rev., VRDO, GNMA COLL, LIQ : Bank of America NA, 5.34%, 3/7/2024 (b)	19,000	19,000
Series 2023 P-2, Rev., VRDO, GNMA COLL, LIQ : FHLB, 5.35%, 3/7/2024 (b)	40,320	40,320
		59,320
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Georgia — 1.2%
Macon-Bibb County Industrial Authority, Kumho Tire Georgia Inc., Project, Rev., VRDO, LOC : Korea Development Bank, 5.45%, 3/7/2024 (b) (c)	30,000	30,000
Illinois — 0.5%
Illinois Housing Development Authority Series 2023 M, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 5.35%, 3/7/2024 (b)	12,085	12,085
Massachusetts — 0.4%
Massachusetts Housing Finance Agency, Social Bonds Series 229, Rev., VRDO, GNMA / FNMA / FHLMC COLL, LIQ : UBS AG, 5.35%, 3/7/2024 (b)	9,900	9,900
Minnesota — 1.3%
Ecmc Group, Inc. Series 23-1, 5.46%, 3/7/2024 (b)	14,900	14,900
Minnesota Housing Finance Agency Series 2023 V, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : FHLB, 5.35%, 3/7/2024 (b)	16,750	16,750
		31,650
New Hampshire — 0.8%
New Hampshire Business Finance Authority, Hanwa Q Cells USA, Inc., Project Series 2024A, Rev., VRDO, LOC : Kookmin Bank, 5.61%, 3/7/2024 (b) (c)	20,000	20,000
New York — 0.3%
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series 2018E, Rev., VRDO, LOC : UBS AG, 5.35%, 3/7/2024 (b)	7,000	7,000
Ohio — 0.6%
Cincinnati City School District, Rev., TAN, 5.56%, 3/28/2024	14,800	14,799
Texas — 0.4%
North Texas Higher Education Authority, Inc. Series 2023-1, Rev., VRDO, LOC : Royal Bank of Canada, 5.38%, 3/7/2024 (b)	10,097	10,097
Total Municipal Bonds (Cost $215,782)		215,781
Short Term Investments — 75.8%
Commercial Paper — 33.5%
Australia & New Zealand Banking Group Ltd. (Australia)
5.57%, 3/25/2024 (d)	5,000	4,981
5.68%, 4/15/2024 (c)	2,500	2,483
5.56%, 5/15/2024 (d)	10,000	9,889
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
5.78%, 7/25/2024 (c)	5,000	4,892
5.77%, 8/2/2024 (c)	10,000	9,773
Bank of Montreal (Canada)
(SOFR + 0.47%), 5.78%, 3/1/2024 (e)	5,000	5,004
(SOFR + 0.60%), 5.91%, 3/1/2024 (e)	8,000	8,006
(SOFR + 0.66%), 5.97%, 3/1/2024 (e)	10,000	10,014
5.76%, 6/10/2024 (d)	2,500	2,462
5.72%, 8/12/2024 (d)	2,500	2,439
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.66%), 5.97%, 3/1/2024 (c) (e)	10,000	10,014
(SOFR + 0.66%), 5.97%, 3/1/2024 (c) (e)	3,000	3,004
Barclays Bank plc (United Kingdom)
5.36%, 3/1/2024 (c) (d)	110,000	109,984
BNP Paribas SA (France)
5.34%, 5/15/2024 (d)	13,000	12,855
Board of Regents of the University of Texas System
Series B, 5.40%, 3/27/2024	16,500	16,500
BPCE SA (France)
5.71%, 7/9/2024 (c)	15,000	14,711
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 0.66%), 5.97%, 3/1/2024 (c) (e)	10,000	10,016
5.72%, 8/13/2024 (d)	2,500	2,439
China Construction Bank Corp. (China)
5.34%, 3/1/2024 (c) (d)	110,000	109,984
Commonwealth Bank of Australia (Australia)
(SOFR + 0.55%), 5.86%, 3/1/2024 (c) (e)	5,000	5,011
DNB Bank ASA (Norway)
5.65%, 4/22/2024 (d)	2,500	2,481
5.35%, 5/28/2024 (d)	17,500	17,271
5.69%, 11/7/2024 (d)	2,500	2,410
Industrial & Commercial Bank of China Ltd. (China)
5.34%, 3/1/2024 (c) (d)	110,000	109,984
ING US Funding LLC (Netherlands)
(SOFR + 0.53%), 5.84%, 3/1/2024 (c) (e)	5,000	5,002
(SOFR + 0.57%), 5.88%, 3/1/2024 (c) (e)	15,000	15,001
5.67%, 4/1/2024 (d)	5,000	4,976
5.77%, 7/18/2024 (c)	3,000	2,938
Landesbank Baden-Wurttemberg (Germany)
5.31%, 3/1/2024 (d)	75,000	74,989
Long Island Power Authority
Series A-3, 5.40%, 3/15/2024	10,000	10,001
Macquarie Bank Ltd. (Australia)
5.57%, 4/4/2024 (d)	5,000	4,974
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
Massachusetts Educational Financing Authority
Series A, 5.44%, 4/24/2024	13,000	13,001
Matchpoint Finance plc (Ireland)
Series A, 5.39%, 5/28/2024 (c)	1,270	1,253
Mizuho Bank Ltd. (Japan)
5.36%, 5/9/2024 (c)	9,500	9,401
National Australia Bank Ltd. (Australia)
(SOFR + 0.52%), 5.83%, 3/1/2024 (c) (e)	5,000	5,002
(SOFR + 0.52%), 5.83%, 3/1/2024 (c) (e)	15,000	15,006
(SOFR + 0.52%), 5.83%, 3/1/2024 (c) (e)	2,500	2,504
Natixis SA (France)
5.71%, 5/10/2024 (d)	10,000	9,895
5.77%, 6/3/2024 (d)	5,000	4,930
5.75%, 7/8/2024	5,000	4,904
Oversea-Chinese Banking Corp. Ltd. (Singapore)
5.38%, 5/28/2024 (d)	15,000	14,803
Royal Bank of Canada (Canada)
(SOFR + 0.60%), 5.91%, 3/1/2024 (c) (e)	3,000	3,003
5.53%, 6/5/2024 (c)	5,000	4,929
5.79%, 9/18/2024 (d)	2,500	2,426
5.85%, 10/11/2024 (d)	3,000	2,901
5.69%, 11/5/2024 (d)	3,000	2,891
Skandinaviska Enskilda Banken AB (Sweden)
(SOFR + 0.70%), 6.01%, 3/1/2024 (c) (e)	10,000	10,003
Societe Generale SA (France)
(SOFR + 0.10%), 5.41%, 3/1/2024 (c) (e)	20,000	20,002
Starbird Funding Corp.
5.44%, 6/24/2024 (d)	10,000	9,828
Sumitomo Mitsui Trust Bank Ltd. (Japan)
5.33%, 5/17/2024 (c) (d)	14,000	13,838
Svenska Handelsbanken AB (Sweden)
(SOFR + 0.63%), 5.94%, 3/1/2024 (c) (e)	10,000	10,015
5.74%, 6/11/2024 (d)	5,000	4,925
5.79%, 9/18/2024 (d)	2,500	2,427
Toronto-Dominion Bank (The) (Canada)
(SOFR + 0.70%), 6.01%, 3/1/2024 (e)	10,000	10,003
5.72%, 8/13/2024 (d)	2,500	2,440
5.81%, 8/23/2024 (d)	2,500	2,436
Trustees of Princeton University (The)
5.42%, 4/1/2024	17,000	17,000
5.49%, 4/29/2024	8,000	8,000
5.50%, 5/20/2024	6,500	6,501
UBS AG (Switzerland)
5.68%, 4/5/2024 (d)	2,000	1,989
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	35

JPMorgan Securities Lending Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
5.70%, 4/17/2024 (c)	3,000	2,978
5.66%, 5/7/2024 (c)	3,000	2,969
University of Houston
Series A, 5.50%, 3/14/2024	10,611	10,612
Westpac Banking Corp. (Australia)
(SOFR + 0.52%), 5.83%, 3/1/2024 (c) (e)	5,000	5,010
Total Commercial Paper (Cost $842,155)		842,313
Certificates of Deposits — 22.7%
Bank of America NA , 5.80%, 6/7/2024	800	800
Bank of Montreal (Canada) (SOFR + 0.64%), 5.95%, 3/1/2024 (e)	2,500	2,504
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.55%), 5.86%, 3/1/2024 (e)	2,500	2,506
(SOFR + 0.60%), 5.91%, 3/1/2024 (e)	6,000	6,005
(SOFR + 0.66%), 5.97%, 3/1/2024 (e)	10,000	10,015
(SOFR + 0.70%), 6.01%, 3/1/2024 (e)	2,000	2,001
5.50%, 5/22/2024	2,350	2,349
6.00%, 10/3/2024	2,000	2,006
BNP Paribas SA (France)
5.78%, 6/7/2024	5,000	5,004
5.91%, 6/20/2024	5,000	5,006
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 0.60%), 5.91%, 3/1/2024 (e)	6,000	6,006
(SOFR + 0.70%), 6.01%, 3/1/2024 (e)	23,000	23,013
6.00%, 10/2/2024	2,500	2,507
6.00%, 10/17/2024	3,000	3,009
Commonwealth Bank of Australia (Australia) , 5.92%, 9/23/2024	5,000	5,013
Cooperatieve Rabobank UA (Netherlands)
(SOFR + 0.69%), 6.02%, 3/1/2024 (e)	5,000	5,008
5.74%, 8/14/2024 (d)	2,500	2,439
5.82%, 9/9/2024 (d)	5,000	4,859
5.80%, 11/12/2024	2,500	2,508
Credit Agricole Corporate and Investment Bank (France)
(SOFR + 0.09%), 5.40%, 3/1/2024 (e)	17,500	17,502
(SOFR + 0.50%), 5.81%, 3/1/2024 (e)	10,000	10,008
Credit Agricole SA (France) , 5.64%, 3/7/2024 (d)	2,500	2,497
Credit Industriel et Commercial (France)
5.85%, 4/12/2024	8,500	8,504
5.80%, 5/1/2024	10,000	10,005
5.82%, 5/29/2024 (d)	2,500	2,467
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposits — continued
First Abu Dhabi Bank USA NV , 5.34%, 3/7/2024 (c)	25,000	25,001
KBC Bank NV (Belgium) , 5.40%, 4/22/2024	10,000	10,000
Mitsubishi UFJ Trust & Banking Corp. (Japan)
(SOFR + 0.12%), 5.43%, 3/1/2024 (e)	17,500	17,500
(SOFR + 0.47%), 5.78%, 3/1/2024 (e)	5,000	5,003
Mizuho Bank Ltd. (Japan)
5.85%, 4/17/2024	5,000	5,002
5.80%, 5/3/2024	15,000	15,006
MUFG Bank Ltd. (Japan)
5.76%, 3/14/2024	15,000	15,002
5.42%, 4/22/2024	13,000	13,001
5.82%, 5/6/2024	10,000	10,006
National Australia Bank Ltd. (Australia)
5.58%, 3/7/2024 (d)	5,000	4,995
5.59%, 3/18/2024 (d)	4,000	3,990
Natixis SA (France)
5.67%, 3/1/2024	17,500	17,500
(SOFR + 0.50%), 5.81%, 3/1/2024 (e)	10,000	10,010
5.90%, 6/5/2024	5,000	5,004
Nordea Bank Abp (Finland)
(SOFR + 0.51%), 5.82%, 3/1/2024 (e)	2,500	2,501
(SOFR + 0.51%), 5.82%, 3/1/2024 (e)	12,000	12,003
(SOFR + 0.57%), 5.88%, 3/1/2024 (e)	10,000	10,019
Norinchukin Bank (The) (Japan) , 5.40%, 4/26/2024	25,000	24,999
Oversea-Chinese Banking Corp. Ltd. (Singapore)
5.59%, 4/1/2024	25,000	25,003
5.38%, 5/1/2024	13,500	13,500
Skandinaviska Enskilda Banken AB (Sweden) (SOFR + 0.65%), 5.96%, 3/1/2024 (e)	10,000	10,015
Standard Chartered Bank (United Kingdom)
(SOFR + 0.41%), 5.72%, 3/1/2024 (e)	5,000	5,000
5.85%, 4/17/2024	3,000	3,002
Sumitomo Mitsui Banking Corp. (Japan)
(SOFR + 0.08%), 5.39%, 3/1/2024 (e)	20,500	20,495
5.85%, 4/23/2024	5,000	5,003
Svenska Handelsbanken AB (Sweden)
(SOFR + 0.52%), 5.83%, 3/1/2024 (e)	2,500	2,501
(SOFR + 0.64%), 5.95%, 3/1/2024 (e)	2,500	2,505
5.91%, 6/18/2024	5,000	5,006
5.90%, 7/12/2024	5,000	5,008
5.90%, 8/1/2024	10,000	10,017
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Certificates of Deposits — continued
Toronto-Dominion Bank (The) (Canada)
(SOFR + 0.50%), 5.81%, 3/1/2024 (e)	5,000	5,005
(SOFR + 0.66%), 5.97%, 3/1/2024 (e)	12,000	12,018
6.00%, 9/9/2024	2,500	2,507
6.01%, 10/3/2024	3,000	3,009
6.00%, 10/17/2024	3,000	3,010
Wells Fargo Bank NA
(SOFR + 0.52%), 5.83%, 3/1/2024 (e)	10,000	10,011
(SOFR + 0.60%), 5.91%, 3/1/2024 (e)	10,000	10,017
(SOFR + 0.60%), 5.91%, 3/1/2024 (e)	10,000	10,021
(SOFR + 0.60%), 5.91%, 3/1/2024 (e)	10,000	10,023
(SOFR + 0.60%), 5.91%, 3/1/2024 (e)	10,000	10,024
Westpac Banking Corp. (Australia) , 5.58%, 3/8/2024	3,500	3,500
Woori Bank (South Korea) , 5.46%, 5/2/2024 (c)	34,000	34,001
Total Certificates of Deposit (Cost $569,893)		570,284
Time Deposits — 15.7%
Credit Agricole Corporate and Investment Bank 5.31%, 3/1/2024	41,471	41,471
Erste Group Bank AG 5.32%, 3/1/2024	100,000	100,000
First Abu Dhabi Bank USA NV 5.32%, 3/1/2024	75,000	75,000
Mizuho Bank Ltd. 5.32%, 3/1/2024	50,000	50,000
Skandinaviska Enskilda Banken AB 5.32%, 3/1/2024	80,000	80,000
Toronto-Dominion Bank (The) 5.32%, 3/1/2024	50,000	50,000
Total Time Deposits (Cost $396,471)		396,471
U.S. Treasury Obligations — 3.9%
U.S. Treasury Bills
5.32%, 4/11/2024 (d)	25,000	24,850
5.32%, 4/23/2024 (d)	25,000	24,805
5.13%, 8/1/2024 (d)	20,000	19,564
5.16%, 8/8/2024 (d)	10,000	9,772
5.24%, 8/15/2024 (d)	10,000	9,763
4.80%, 1/23/2025 (d)	10,000	9,564
Total U.S. Treasury Obligations (Cost $98,349)		98,318
Total Short Term Investments (Cost $1,906,868)		1,907,386
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Total Investments — 100.1% (Cost $2,517,650)		2,518,167
Liabilities in Excess of Other Assets — (0.1)%		(1,604)
NET ASSETS — 100.0%		2,516,563

Percentages indicated are based on net assets.

Abbreviations
COLL	Collateral
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Note
VRDO	Variable Rate Demand Obligation

††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(a)
Agency Joint Trading Account II, III - At February 29,
2024, the Fund had proportionate interests in the
Agency Joint Trading Account II and III with a maturity
date of March 1, 2024, as follows for JPMorgan
Securities Lending Money Market Fund (amounts in
thousands):

	Principal Amount	Repurchase Price	Collateral Value Allocation
Agency Joint Trading Account II	$300,000	$300,044	$306,000
Agency Joint Trading Account III	50,000	50,007	51,025

Repurchase Agreements - At February 29, 2024, the Principal Amounts of the Fund's interests in the Agency Joint Trading Account II, III were as follows (amounts in thousands):

Counterparty	Interest Rate	Securities Lending Money Market Fund
Agency Joint Trading Account II
BofA Securities, Inc.	5.31%	$183,673
Citigroup Global Markets Holdings, Inc.	5.32%	116,327
Total		300,000
Agency Joint Trading Account III
BNP Paribas SA	5.32%	50,000

SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	37

JPMorgan Securities Lending Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
At February 29, 2024, the Agency Joint Trading Account II, III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Agency Joint Trading Account II
FHLMC	2.00%-8.50%	8/1/2024-2/1/2054
FNMA	0.00%-7.50%	4/1/2024-2/1/2054
GNMA	2.00%-8.00%	5/15/2028-10/20/2072
Agency Joint Trading Account III
FHLMC	2.77%-7.00%	2/1/2031-9/1/2053
FNMA	1.49%-7.03%	5/1/2029-2/1/2054

(b)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and
prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2024.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	The rate shown is the effective yield as of February 29, 2024.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Money Market Funds	February 29, 2024

JPMorgan Liquid Assets Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 15.6%
Barclays Capital, Inc., 5.61%, dated 2/29/2024, due 4/4/2024, repurchase price $135,736, collateralized by Asset-Backed Securities, 0.00% - 15.31%, due 6/25/2024 - 7/15/2070 and Collateralized Mortgage Obligations, 2.69%, due 11/18/2054, with a value of $148,107.	135,000	135,000
Barclays Capital, Inc., 5.63%, dated 2/29/2024, due 4/4/2024, repurchase price $50,274, collateralized by Asset-Backed Securities, 1.79% - 7.07%, due 9/15/2028 - 4/25/2067, with a value of $55,000.	50,000	50,000
BMO Capital Markets Corp., 5.42%, dated 2/29/2024, due 3/6/2024, repurchase price $20,018, collateralized by Asset-Backed Securities, 0.00% - 13.34%, due 1/26/2032 - 7/25/2063, Collateralized Mortgage Obligations, 1.00% - 8.60%, due 8/25/2028 - 2/25/2069, Corporate Notes and Bonds, 3.88% - 9.00%, due 4/15/2026 - 6/1/2029 and FNMA, 6.50% - 17.69%, due 10/25/2029 - 3/25/2054, with a value of $21,804.	20,000	20,000
BMO Capital Markets Corp., 5.42%, dated 2/29/2024, due 3/6/2024, repurchase price $20,018, collateralized by Asset-Backed Securities, 6.80% - 7.80%, due 1/15/2031 - 7/25/2063, Collateralized Mortgage Obligations, 0.01% - 8.60%, due 12/25/2035 - 2/25/2069, Corporate Notes and Bonds, 1.50% - 8.75%, due 2/11/2025 - 1/30/2032, FNMA, 8.32% - 17.69%, due 1/27/2042 - 2/25/2049, GNMA, 6.20%, due 1/20/2070 and Sovereign Government Securities, 1.63%, due 1/22/2025, with a value of $21,415.	20,000	20,000
BNP Paribas SA, 5.40%, dated 2/29/2024, due 3/5/2024, repurchase price $325,244, collateralized by Corporate Notes and Bonds, 0.95% - 10.75%, due 4/1/2024 - 10/31/2082^^ and Sovereign Government Securities, 5.10%, due 6/18/2050, with a value of $341,858.	325,000	325,000
BNP Paribas SA, 5.40%, dated 2/29/2024, due 3/6/2024, repurchase price $350,315, collateralized by Corporate Notes and Bonds, 2.39% - 8.63%, due 7/15/2024 - 1/15/2084^^ and FNMA, 10.97% - 12.92%, due 4/25/2042 - 4/27/2043, with a value of $368,083.	350,000	350,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas SA, 5.66%, dated 2/29/2024, due 4/4/2024, repurchase price $100,550, collateralized by Corporate Notes and Bonds, 3.38% - 13.38%, due 10/15/2024 - 12/31/2079^^, with a value of $109,528.	100,000	100,000
BNP Paribas SA, 5.66%, dated 2/29/2024, due 4/4/2024, repurchase price $100,550, collateralized by Corporate Notes and Bonds, 3.88% - 11.75%, due 10/25/2024 - 12/31/2079^^, with a value of $109,562.	100,000	100,000
BNP Paribas SA, 5.66%, dated 2/29/2024, due 4/4/2024, repurchase price $310,700, collateralized by Asset-Backed Securities, 0.97% - 13.08%, due 3/10/2028 - 8/25/2067, Collateralized Mortgage Obligations, 0.00% - 7.76%, due 3/6/2029 - 11/25/2068, Corporate Notes and Bonds, 2.45% - 9.77%, due 11/18/2024 - 12/31/2079^^, FHLMC, 2.23% - 4.80%, due 4/25/2025 - 5/25/2033, FNMA, 4.25% - 15.44%, due 7/25/2024 - 3/25/2061 , Municipal Debt Securities, 1.90%, due 11/25/2037 and Sovereign Government Securities, 3.50% - 4.25%, due 1/9/2038 - 7/9/2041, with a value of $336,934.	309,000	309,000
BofA Securities, Inc., 5.34%, dated 2/29/2024, due 3/1/2024, repurchase price $50,007, collateralized by Commercial Paper, 0.00%, due 8/26/2024 - 12/17/2024, with a value of $52,500.	50,000	50,000
BofA Securities, Inc., 5.34%, dated 2/29/2024, due 3/1/2024, repurchase price $150,022, collateralized by Commercial Paper, 0.00%, due 3/8/2024 - 9/20/2024, with a value of $157,500.	150,000	150,000
BofA Securities, Inc., 5.35%, dated 2/29/2024, due 3/1/2024, repurchase price $60,009, collateralized by Certificates of Deposit, 5.83%, due 10/16/2024, Commercial Paper, 0.00%, due 3/1/2024 - 4/17/2024 and U.S. Treasury Securities, 4.00% - 5.45%, due 7/31/2025 - 11/15/2042, with a value of $61,967.	60,000	60,000
BofA Securities, Inc., 5.39%, dated 2/29/2024, due 3/1/2024, repurchase price $25,004, collateralized by Corporate Notes and Bonds, 0.80% - 9.38%, due 4/15/2024 - 3/15/2052, with a value of $26,250.	25,000	25,000
BofA Securities, Inc., 5.39%, dated 2/29/2024, due 3/1/2024, repurchase price $50,007, collateralized by Corporate Notes and Bonds, 0.82% - 7.66%, due 4/15/2024 - 9/15/2056, with a value of $52,501.	50,000	50,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	39

JPMorgan Liquid Assets Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
BofA Securities, Inc., 5.44%, dated 2/29/2024, due 3/1/2024, repurchase price $80,012, collateralized by Corporate Notes and Bonds, 0.00% - 14.00%, due 3/8/2024 - 12/27/2033 and Sovereign Government Securities, 0.00% - 11.75%, due 10/13/2024 - 3/31/2038, with a value of $86,400.	80,000	80,000
BofA Securities, Inc., 5.34%, dated 2/29/2024, due 3/7/2024, repurchase price $70,073, collateralized by Certificates of Deposit, 5.88%, due 3/5/2024 and U.S. Treasury Securities, 0.38% - 6.88%, due 8/15/2025 - 12/31/2028, with a value of $71,406.	70,000	70,000
BofA Securities, Inc., 5.35%, dated 2/29/2024, due 3/7/2024, repurchase price $80,083, collateralized by Commercial Paper, 0.00%, due 3/1/2024 - 8/1/2024, with a value of $84,000.	80,000	80,000
BofA Securities, Inc., 5.39%, dated 2/29/2024, due 3/7/2024, repurchase price $50,052, collateralized by Corporate Notes and Bonds, 2.80% - 7.88%, due 10/15/2024 - 10/1/2060, with a value of $52,500.	50,000	50,000
BofA Securities, Inc., 5.69%, dated 2/29/2024, due 4/4/2024, repurchase price $246,355, collateralized by Asset-Backed Securities, 0.00% - 7.00%, due 7/17/2026 - 7/25/2037, Collateralized Mortgage Obligations, 0.00% - 5.96%, due 8/25/2031 - 12/25/2063 and FNMA, 3.00% - 15.94%, due 8/25/2033 - 10/25/2058, with a value of $264,600.	245,000	245,000
Credit Agricole Corporate and Investment Bank SA, 5.40%, dated 2/29/2024, due 3/7/2024, repurchase price $110,116, collateralized by Asset-Backed Securities, 1.13% - 8.59%, due 12/10/2029 - 10/15/2074, Collateralized Mortgage Obligations, 2.50% - 7.33%, due 7/15/2032 - 12/25/2057, Corporate Notes and Bonds, 0.87% - 11.00%, due 8/26/2024 - 3/15/2048^^, Sovereign Government Securities, 1.25% - 10.63%, due 4/15/2024 - 3/29/2047 and U.S. Treasury Securities, 1.75%, due 1/31/2029, with a value of $117,306.	110,000	110,000
Fixed Income Clearing Corp., 5.30%, dated 2/29/2024, due 3/1/2024, repurchase price $1,500,221, collateralized by U.S. Treasury Securities, 2.38% - 3.88%, due 3/31/2029 - 4/30/2029, with a value of $1,530,000.	1,500,000	1,500,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Fixed Income Clearing Corp., 5.31%, dated 2/29/2024, due 3/1/2024, repurchase price $2,500,369, collateralized by U.S. Treasury Securities, 0.00% - 3.25%, due 8/29/2024 - 8/15/2032, with a value of $2,550,000.	2,500,000	2,500,000
Goldman Sachs & Co. LLC, 5.66%, dated 2/29/2024, due 4/9/2024, repurchase price $301,887, collateralized by Asset-Backed Securities, 3.50% - 13.87%, due 5/26/2026 - 10/15/2042, Collateralized Mortgage Obligations, 1.50% - 7.69%, due 10/12/2029 - 5/28/2058, Corporate Notes and Bonds, 0.00% - 15.00%, due 3/6/2024 - 6/4/2081^^, FHLMC, 2.50% - 6.00%, due 12/1/2036 - 11/1/2053 and FNMA, 2.00% - 6.50%, due 7/1/2031 - 12/1/2053, with a value of $322,267.	300,000	300,000
Goldman Sachs & Co. LLC, 5.69%, dated 2/29/2024, due 4/9/2024, repurchase price $654,109, collateralized by Asset-Backed Securities, 0.00% - 13.31%, due 12/10/2024 - 4/20/2062, Collateralized Mortgage Obligations, 0.00% - 8.53%, due 11/12/2032 - 12/25/2068, Corporate Notes and Bonds, 0.00% - 13.50%, due 3/6/2024 - 3/15/2054^^, FHLMC, 2.00% - 4.50%, due 12/1/2046 - 3/1/2052 and FNMA, 3.50% - 5.50%, due 12/1/2049 - 10/1/2053, with a value of $697,598.	650,000	650,000
HSBC Securities USA, Inc., 5.43%, dated 2/29/2024, due 3/1/2024, repurchase price $250,038, collateralized by Corporate Notes and Bonds, 0.90% - 9.02%, due 2/10/2025 - 12/31/2079, Sovereign Government Securities, 2.38% - 7.88%, due 10/17/2024 - 3/1/2057 and U.S. Treasury Securities, 0.00%, due 5/15/2038 - 11/15/2049, with a value of $262,539.	250,000	250,000
ING Financial Markets LLC, 5.40%, dated 2/29/2024, due 3/1/2024, repurchase price $50,008, collateralized by Corporate Notes and Bonds, 1.50% - 6.88%, due 1/22/2025 - 3/15/2054, with a value of $52,508.	50,000	50,000
ING Financial Markets LLC, 5.55%, dated 2/29/2024, due 4/29/2024, repurchase price $201,850, collateralized by Common Stocks, with a value of $218,031.	200,000	200,000
Pershing LLC, 5.71%, dated 2/29/2024, due 5/9/2024, repurchase price $90,999, collateralized by U.S. Treasury Securities, 0.00% - 5.00%, due 5/31/2024 - 8/15/2052, with a value of $93,111.	90,000	90,000
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
RBC Capital Markets LLC, 5.42%, dated 2/29/2024, due 3/5/2024, repurchase price $100,075, collateralized by Certificates of Deposit, 0.00% - 6.03%, due 3/1/2024 - 10/9/2035, Collateralized Mortgage Obligations, 4.60% - 6.58%, due 10/19/2034 - 1/25/2037, Commercial Paper, 0.00%, due 3/28/2024 - 11/25/2024 and FNMA, 10.12%, due 10/25/2050, with a value of $105,025.	100,000	100,000
Societe Generale SA, 5.38%, dated 2/29/2024, due 3/1/2024, repurchase price $175,026, collateralized by Asset-Backed Securities, 1.94% - 3.70%, due 4/1/2028 - 11/1/2033, Collateralized Mortgage Obligations, 0.87% - 4.50%, due 12/15/2051 - 6/25/2058, Corporate Notes and Bonds, 0.86% - 8.50%, due 4/15/2024 - 9/14/2077, FNMA, 8.82%, due 3/25/2042, Sovereign Government Securities, 0.63% - 5.38%, due 9/17/2024 - 7/23/2060 and U.S. Treasury Securities, 0.00%, due 5/15/2048, with a value of $184,203.	175,000	175,000
Societe Generale SA, 5.40%, dated 2/29/2024, due 3/1/2024, repurchase price $90,014, collateralized by Asset-Backed Securities, 2.70% - 8.21%, due 4/1/2028 - 2/25/2068, Collateralized Mortgage Obligations, 2.75% - 4.67%, due 11/25/2048 - 6/25/2058, Corporate Notes and Bonds, 0.63% - 7.85%, due 6/6/2024 - 6/15/2054^^, FNMA, 7.37%, due 12/27/2033 and Sovereign Government Securities, 0.75% - 8.88%, due 10/26/2024 - 7/23/2060, with a value of $94,951.	90,000	90,000
Societe Generale SA, 5.45%, dated 2/29/2024, due 3/1/2024, repurchase price $60,009, collateralized by Asset-Backed Securities, 5.90% - 7.39%, due 7/25/2035 - 10/25/2036, Collateralized Mortgage Obligations, 4.32% - 9.47%, due 9/15/2034 - 8/16/2047, Corporate Notes and Bonds, 2.45% - 10.50%, due 8/1/2025 - 12/31/2079, FNMA, 9.67% - 11.07%, due 4/25/2042 - 9/25/2042 and Sovereign Government Securities, 3.24% - 9.13%, due 4/15/2024 - 5/13/2054, with a value of $64,445.	60,000	60,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Societe Generale SA, 5.47%, dated 2/29/2024, due 3/5/2024, repurchase price $65,049, collateralized by Asset-Backed Securities, 5.78%, due 11/25/2036, Collateralized Mortgage Obligations, 4.77% - 9.47%, due 9/15/2034 - 1/15/2049, Corporate Notes and Bonds, 3.20% - 9.00%, due 2/4/2025 - 12/1/2032, FNMA, 10.82%, due 5/26/2043 and Sovereign Government Securities, 5.00% - 9.38%, due 4/15/2024 - 1/27/2045, with a value of $70,257.	65,000	65,000
Societe Generale SA, 5.40%, dated 2/29/2024, due 3/6/2024, repurchase price $135,122, collateralized by Asset-Backed Securities, 1.94% - 3.27%, due 6/15/2029 - 11/25/2064, Collateralized Mortgage Obligations, 4.50%, due 6/25/2058, Corporate Notes and Bonds, 0.86% - 7.44%, due 6/25/2024 - 1/31/2060^^, FNMA, 7.37% - 8.82%, due 12/27/2033 - 3/25/2042, Sovereign Government Securities, 0.55% - 5.50%, due 6/19/2024 - 7/23/2060 and U.S. Treasury Securities, 0.00%, due 5/15/2048, with a value of $142,036.	135,000	135,000
Societe Generale SA, 5.65%, dated 2/29/2024, due 5/6/2024, repurchase price $171,788, collateralized by Collateralized Mortgage Obligations, 2.93% - 9.47%, due 9/15/2034 - 8/16/2047, Corporate Notes and Bonds, 2.13% - 10.50%, due 6/25/2024 - 12/31/2079^^, FNMA, 9.67% - 11.07%, due 4/25/2042 - 9/25/2042 and Sovereign Government Securities, 3.38% - 9.38%, due 4/15/2024 - 10/12/2046, with a value of $186,016.	170,000	170,000
TD Securities (USA) LLC, 5.39%, dated 2/29/2024, due 3/1/2024, repurchase price $100,015, collateralized by Corporate Notes and Bonds, 3.45% - 6.27%, due 6/27/2024 - 4/15/2031, with a value of $105,016.	100,000	100,000
TD Securities (USA) LLC, 5.42%, dated 2/29/2024, due 3/1/2024, repurchase price $100,015, collateralized by Corporate Notes and Bonds, 3.35% - 4.63%, due 4/15/2026 - 3/15/2059, with a value of $105,016.	100,000	100,000
TD Securities (USA) LLC, 5.41%, dated 2/29/2024, due 3/6/2024, repurchase price $300,271, collateralized by Corporate Notes and Bonds, 2.65% - 7.96%, due 2/1/2025 - 2/9/2064, with a value of $315,332.	300,000	300,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	41

JPMorgan Liquid Assets Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
TD Securities (USA) LLC, 5.44%, dated 2/29/2024, due 3/6/2024, repurchase price $110,100, collateralized by Corporate Notes and Bonds, 3.35% - 8.50%, due 5/1/2025 - 3/15/2064, with a value of $116,040.	110,000	110,000
TD Securities (USA) LLC, 5.66%, dated 2/29/2024, due 4/26/2024, repurchase price $75,672, collateralized by Corporate Notes and Bonds, 2.45% - 11.50%, due 10/29/2026 - 10/1/2031, with a value of $80,648.	75,000	75,000
Wells Fargo Securities LLC, 5.44%, dated 2/29/2024, due 3/6/2024, repurchase price $40,036, collateralized by Certificates of Deposit, 0.00% - 5.95%, due 5/31/2024 - 12/28/2028, with a value of $42,045.	40,000	40,000
Wells Fargo Securities LLC, 5.76%, dated 2/29/2024, due 5/9/2024, repurchase price $202,240, collateralized by Certificates of Deposit, 0.00% - 6.07%, due 3/21/2024 - 1/26/2028 and Sovereign Government Securities, 0.00% - 6.38%, due 8/23/2024 - 4/15/2070, with a value of $212,924.	200,000	200,000
Wells Fargo Securities LLC, 5.76%, dated 2/29/2024, due 5/16/2024, repurchase price $40,493, collateralized by Certificates of Deposit, 0.00% - 5.85%, due 7/12/2024 - 12/22/2028, with a value of $42,605.	40,000	40,000
Total Repurchase Agreements (Cost $9,679,000)		9,679,000
Municipal Bonds — 0.5%
Colorado — 0.0% ^
Colorado Housing and Finance Authority, Single Family Mortgage Series 2023 N-2, Class 1, Rev., VRDO, GNMA COLL, LIQ : Royal Bank of Canada, 5.35%, 3/7/2024 (a)	8,000	8,000
Georgia — 0.0% ^
Macon-Bibb County Industrial Authority, Kumho Tire Georgia Inc., Project, Rev., VRDO, LOC : Korea Development Bank, 5.45%, 3/7/2024 (a) (b)	10,000	10,000
Illinois — 0.0% ^
Illinois Housing Development Authority Series 2023 M, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 5.35%, 3/7/2024 (a)	20,000	20,000
Iowa — 0.1%
Iowa Student Loan Liquidity Corp., Student Loan Series 2023-1, Rev., VRDO, LOC : Royal Bank of Canada, 5.38%, 3/7/2024 (a)	44,900	44,900
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Hampshire — 0.2%
New Hampshire Business Finance Authority, Hanwa Q Cells USA, Inc., Project Series 2024A, Rev., VRDO, LOC : Kookmin Bank, 5.61%, 3/7/2024 (a) (b)	89,000	89,000
Ohio — 0.1%
Cincinnati City School District, Rev., TAN, 5.56%, 3/28/2024	60,000	60,000
Texas — 0.1%
North Texas Higher Education Authority, Inc. Series 2023-1, Rev., VRDO, LOC : Royal Bank of Canada, 5.38%, 3/7/2024 (a)	20,000	20,000
State of Texas, Veterans Series 2023A, GO, VRDO, LIQ : Texas State Comptroller, 5.40%, 3/7/2024 (a)	21,000	21,000
		41,000
Total Municipal Bonds (Cost $272,900)		272,900
Corporate Bonds — 0.3%
Banks — 0.3%
Barclays Bank plc (United Kingdom)
(OBFR + 0.20%), 5.51%, 3/1/2024 (b) (c)	105,000	105,000
(OBFR + 0.20%), 5.51%, 3/1/2024 (b) (c)	77,000	77,000
Total Corporate Bonds (Cost $182,000)		182,000
Short Term Investments — 82.5%
Certificates of Deposits — 28.7%
ABN AMRO Bank NV (Netherlands) , 5.44%, 8/27/2024 (d)	110,000	107,105
Agricultural Bank of China Ltd. (China) , 5.84%, 3/18/2024	43,000	43,000
Bank of America NA
(SOFR + 0.17%), 5.48%, 3/1/2024 (c)	108,000	108,000
(SOFR + 0.19%), 5.50%, 3/1/2024 (c)	110,000	110,000
5.84%, 4/5/2024	130,000	130,000
Bank of Montreal (Canada)
(SOFR + 0.53%), 5.84%, 3/1/2024 (c)	33,000	33,000
(SOFR + 0.63%), 5.94%, 3/1/2024 (c)	42,300	42,300
(SOFR + 0.64%), 5.95%, 3/1/2024 (c)	17,500	17,500
5.55%, 6/17/2024 (d)	50,000	49,181
5.37%, 7/11/2024	45,000	45,000
5.54%, 9/3/2024	82,000	82,000
5.99%, 9/11/2024	85,000	85,000
5.26%, 10/7/2024 (d)	34,000	32,942
5.80%, 11/7/2024	107,000	107,000
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Certificates of Deposits — continued
5.50%, 12/4/2024	21,000	21,000
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.55%), 5.86%, 3/1/2024 (c)	52,000	52,000
(SOFR + 0.60%), 5.91%, 3/1/2024 (c)	84,000	84,000
(SOFR + 0.66%), 5.97%, 3/1/2024 (c)	36,000	36,000
(SOFR + 0.70%), 6.01%, 3/1/2024 (c)	39,000	39,000
5.60%, 9/11/2024	53,000	53,000
6.00%, 10/3/2024	36,000	36,000
Barclays Bank plc (United Kingdom) (SOFR + 0.32%), 5.63%, 3/1/2024 (c)	54,000	54,000
BNP Paribas SA (France)
(SOFR + 0.19%), 5.50%, 3/1/2024 (c)	87,000	87,000
(SOFR + 0.55%), 5.86%, 3/1/2024 (c)	66,000	66,000
(SOFR + 0.55%), 5.86%, 3/1/2024 (c)	55,000	55,000
5.71%, 3/4/2024	25,000	25,000
5.78%, 6/7/2024	45,000	45,000
5.91%, 6/20/2024	75,000	75,000
5.31%, 10/2/2024	104,000	104,000
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 0.54%), 5.85%, 3/1/2024 (c)	95,000	95,000
(SOFR + 0.60%), 5.91%, 3/1/2024 (c)	84,000	84,000
(SOFR + 0.60%), 5.91%, 3/1/2024 (c)	49,000	49,000
5.42%, 4/10/2024	89,000	89,000
5.95%, 9/19/2024	90,000	90,000
6.00%, 10/2/2024	65,000	65,000
5.30%, 10/7/2024	58,000	58,000
6.00%, 10/17/2024	76,000	76,000
5.60%, 12/10/2024	50,000	50,000
China Construction Bank Corp. (China)
5.38%, 3/1/2024	200,000	200,000
5.55%, 3/4/2024	40,000	40,000
5.38%, 3/7/2024	105,000	105,000
5.50%, 4/1/2024	43,000	43,000
5.55%, 4/3/2024	25,000	25,000
Cooperatieve Rabobank UA (Netherlands)
(SOFR + 0.69%), 6.02%, 3/1/2024 (c)	48,000	48,000
5.60%, 6/5/2024 (d)	85,000	83,750
5.74%, 8/14/2024 (d)	100,000	97,420
5.82%, 9/9/2024 (d)	125,000	121,229
5.81%, 9/13/2024 (d)	65,000	63,004
5.81%, 9/18/2024 (d)	55,000	53,268
5.71%, 11/8/2024 (d)	111,000	106,729
5.80%, 11/12/2024	55,000	55,000
5.53%, 12/11/2024 (d)	20,000	19,161
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposits — continued
Credit Agricole Corporate and Investment Bank (France)
(SOFR + 0.11%), 5.42%, 3/1/2024 (c)	54,000	54,000
(SOFR + 0.20%), 5.51%, 3/1/2024 (c)	87,000	87,000
(SOFR + 0.50%), 5.81%, 3/1/2024 (c)	60,000	60,000
5.80%, 3/5/2024	100,000	100,000
5.68%, 3/7/2024	50,000	50,000
5.80%, 3/21/2024	100,000	100,000
5.80%, 3/22/2024	44,000	44,000
5.80%, 3/22/2024	40,000	40,000
5.85%, 5/7/2024	175,000	175,000
5.78%, 6/7/2024	52,000	52,000
5.40%, 6/21/2024	185,000	185,000
5.31%, 10/4/2024	65,000	65,000
5.34%, 11/15/2024	15,000	15,000
Credit Agricole SA (France)
5.64%, 3/7/2024 (d)	172,000	171,838
5.26%, 10/1/2024 (d)	65,000	63,030
Credit Industriel et Commercial (France)
(SOFR + 0.52%), 5.83%, 3/1/2024 (c)	96,000	96,000
5.80%, 3/21/2024	90,000	90,000
5.73%, 4/19/2024 (d)	53,000	52,589
5.73%, 5/13/2024 (d)	210,000	207,588
5.78%, 5/13/2024	49,000	49,000
5.80%, 5/29/2024 (d)	245,000	241,534
5.80%, 6/13/2024	50,000	50,000
5.82%, 7/2/2024 (d)	75,000	73,537
5.54%, 9/6/2024	150,000	150,000
5.27%, 10/7/2024 (d)	235,000	227,679
5.28%, 10/8/2024 (d)	129,000	124,955
5.24%, 10/21/2024 (d)	150,000	145,066
5.29%, 10/24/2024 (d)	149,000	143,994
5.26%, 11/1/2024 (d)	100,000	96,549
5.36%, 11/6/2024 (d)	83,000	80,024
DZ Bank AG (Germany) , 5.71%, 5/24/2024	150,000	150,000
First Abu Dhabi Bank USA NV
(SOFR + 0.20%), 5.51%, 3/1/2024 (c)	85,000	85,000
(SOFR + 0.27%), 5.58%, 3/1/2024 (c)	20,000	20,000
Industrial & Commercial Bank of China Ltd. (China)
5.80%, 3/4/2024	75,000	75,000
5.84%, 3/13/2024	43,000	43,000
5.84%, 3/19/2024	150,000	150,000
5.55%, 4/3/2024	80,000	80,000
5.65%, 5/1/2024	67,000	67,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	43

JPMorgan Liquid Assets Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Certificates of Deposits — continued
ING Bank NV (Netherlands)
5.96%, 5/29/2024	120,000	120,000
5.25%, 10/21/2024	104,000	104,000
KBC Bank NV (Belgium) , 5.32%, 3/7/2024	125,000	125,000
Kookmin Bank (South Korea) (SOFR + 0.35%), 5.66%, 3/1/2024 (c)	44,000	44,000
Korea Development Bank (South Korea)
(SOFR + 0.34%), 5.65%, 3/1/2024 (c)	21,000	21,000
5.83%, 3/19/2024	10,000	10,000
Landesbank Baden-Wuerttemberg (Germany) , 5.33%, 3/5/2024	350,000	350,000
Mitsubishi UFJ Trust & Banking Corp. (Japan)
(SOFR + 0.18%), 5.49%, 3/1/2024 (c)	110,000	110,000
(SOFR + 0.18%), 5.49%, 3/1/2024 (c)	107,000	107,000
(SOFR + 0.22%), 5.53%, 3/1/2024 (c)	85,000	85,000
(SOFR + 0.28%), 5.59%, 3/1/2024 (c)	20,000	20,000
(SOFR + 0.28%), 5.59%, 3/1/2024 (c)	79,000	79,000
(SOFR + 0.30%), 5.61%, 3/1/2024 (c)	43,000	43,000
(SOFR + 0.30%), 5.61%, 3/1/2024 (c)	64,000	64,000
(SOFR + 0.47%), 5.78%, 3/1/2024 (c)	105,000	105,000
Mizuho Bank Ltd. (Japan)
(SOFR + 0.10%), 5.41%, 3/1/2024 (c)	100,000	100,000
(SOFR + 0.12%), 5.43%, 3/1/2024 (c)	53,000	53,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	65,000	65,000
(SOFR + 0.18%), 5.49%, 3/1/2024 (c)	108,000	108,000
(SOFR + 0.18%), 5.49%, 3/1/2024 (c)	106,000	106,000
(SOFR + 0.23%), 5.54%, 3/1/2024 (c)	108,000	108,000
5.60%, 3/11/2024	180,000	180,000
5.85%, 4/17/2024	105,000	105,000
5.85%, 5/2/2024	107,000	107,000
5.85%, 5/3/2024	63,000	63,000
5.73%, 5/15/2024	150,000	150,000
5.71%, 5/17/2024	175,000	175,000
5.66%, 5/29/2024	116,000	116,000
MUFG Bank Ltd. (Japan)
(SOFR + 0.18%), 5.49%, 3/1/2024 (c)	45,000	45,000
(SOFR + 0.21%), 5.52%, 3/1/2024 (c)	108,000	108,000
(SOFR + 0.35%), 5.66%, 3/1/2024 (c)	65,000	65,000
5.75%, 5/15/2024	100,000	100,000
5.66%, 5/30/2024	69,000	69,000
5.43%, 7/15/2024	87,000	87,000
National Australia Bank Ltd. (Australia)
5.58%, 3/7/2024 (d)	130,000	129,879
5.59%, 3/18/2024 (d)	65,000	64,829
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposits — continued
5.40%, 8/27/2024 (d)	110,000	107,125
5.82%, 10/4/2024 (d)	78,000	75,350
5.27%, 10/9/2024 (d)	70,000	67,801
5.69%, 11/12/2024 (d)	122,000	117,250
Natixis SA (France)
(SOFR + 0.50%), 5.81%, 3/1/2024 (c)	100,000	100,000
5.90%, 6/5/2024	54,000	54,000
5.94%, 6/14/2024	85,000	85,000
5.81%, 7/8/2024	67,000	67,000
5.76%, 8/9/2024	139,000	139,000
5.62%, 9/3/2024	138,000	138,000
5.40%, 9/19/2024	85,000	85,000
Nordea Bank Abp (Finland)
(SOFR + 0.10%), 5.41%, 3/1/2024 (c)	30,000	30,000
(SOFR + 0.51%), 5.82%, 3/1/2024 (c)	38,000	38,000
Norinchukin Bank (The)
5.32%, 3/1/2024	175,000	175,000
5.35%, 4/8/2024	200,000	200,000
5.37%, 4/16/2024	60,000	60,000
5.39%, 5/3/2024	200,000	200,000
5.40%, 5/23/2024	100,000	100,000
Oversea-Chinese Banking Corp. Ltd. (Singapore)
(SOFR + 0.10%), 5.41%, 3/1/2024 (c)	45,000	45,000
(SOFR + 0.28%), 5.59%, 3/1/2024 (c)	43,000	43,000
(SOFR + 0.40%), 5.71%, 3/1/2024 (c)	85,000	85,000
Royal Bank of Canada (Canada)
(SOFR + 0.53%), 5.84%, 3/1/2024 (c)	55,000	55,000
(SOFR + 0.60%), 5.91%, 3/1/2024 (c)	36,000	36,000
Skandinaviska Enskilda Banken AB (Sweden)
(SOFR + 0.15%), 5.46%, 3/1/2024 (c)	33,000	33,000
(SOFR + 0.17%), 5.48%, 3/1/2024 (c)	33,000	33,000
(SOFR + 0.18%), 5.49%, 3/1/2024 (c)	35,000	35,000
(SOFR + 0.65%), 5.96%, 3/1/2024 (c)	45,000	45,000
(SOFR + 0.70%), 6.01%, 3/1/2024 (c)	100,000	100,000
Standard Chartered Bank (United Kingdom)
(SOFR + 0.23%), 5.54%, 3/1/2024 (c)	22,000	22,000
(SOFR + 0.24%), 5.55%, 3/1/2024 (c)	87,000	87,000
(SOFR + 0.41%), 5.72%, 3/1/2024 (c)	20,000	20,000
(SOFR + 0.50%), 5.81%, 3/1/2024 (c)	28,000	28,000
5.85%, 3/20/2024	75,000	75,000
5.85%, 4/3/2024	63,000	63,000
5.85%, 4/10/2024	42,000	42,000
5.85%, 4/17/2024	14,000	14,000
5.85%, 4/25/2024	60,000	60,000
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Certificates of Deposits — continued
5.72%, 5/23/2024	115,000	115,000
5.42%, 7/2/2024	120,000	120,000
State Street Bank and Trust Co.
(SOFR + 0.50%), 5.81%, 3/1/2024 (c)	97,000	97,000
(SOFR + 0.52%), 5.83%, 3/1/2024 (c)	95,000	95,000
Sumitomo Mitsui Banking Corp. (Japan)
(SOFR + 0.15%), 5.46%, 3/1/2024 (c)	44,000	44,000
(SOFR + 0.17%), 5.48%, 3/1/2024 (c)	45,000	45,000
(SOFR + 0.17%), 5.48%, 3/1/2024 (c)	65,000	65,000
(SOFR + 0.18%), 5.49%, 3/1/2024 (c)	105,000	105,000
(SOFR + 0.18%), 5.49%, 3/1/2024 (c)	106,000	106,000
(SOFR + 0.18%), 5.49%, 3/1/2024 (c)	65,000	65,000
(SOFR + 0.21%), 5.52%, 3/1/2024 (c)	185,000	185,000
(SOFR + 0.30%), 5.61%, 3/1/2024 (c)	43,000	43,000
(SOFR + 0.31%), 5.62%, 3/1/2024 (c)	43,000	43,000
(SOFR + 0.35%), 5.66%, 3/1/2024 (c)	100,000	100,000
5.62%, 3/28/2024	45,000	45,000
5.66%, 4/15/2024	47,650	47,650
5.85%, 4/23/2024	75,000	75,000
5.85%, 4/24/2024	60,000	60,000
5.78%, 5/14/2024	100,000	100,000
5.75%, 5/15/2024	70,000	70,000
5.74%, 5/23/2024	112,000	112,000
Sumitomo Mitsui Trust Bank Ltd. (Japan)
(SOFR + 0.12%), 5.43%, 3/1/2024 (c)	105,000	105,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	54,000	54,000
(SOFR + 0.17%), 5.48%, 3/1/2024 (c)	107,000	107,000
(SOFR + 0.17%), 5.48%, 3/1/2024 (c)	107,000	107,000
(SOFR + 0.17%), 5.48%, 3/1/2024 (c)	65,000	65,000
(SOFR + 0.18%), 5.49%, 3/1/2024 (c)	67,000	67,000
(SOFR + 0.21%), 5.52%, 3/1/2024 (c)	108,000	108,000
(SOFR + 0.27%), 5.58%, 3/1/2024 (c)	86,000	86,000
(SOFR + 0.30%), 5.61%, 3/1/2024 (c)	43,000	43,000
5.37%, 4/11/2024	120,000	120,000
5.78%, 5/7/2024	107,000	107,000
5.75%, 5/14/2024	75,000	75,000
Svenska Handelsbanken AB (Sweden)
(SOFR + 0.18%), 5.49%, 3/1/2024 (c)	65,000	65,000
(SOFR + 0.52%), 5.83%, 3/1/2024 (c)	55,000	55,000
(SOFR + 0.64%), 5.95%, 3/1/2024 (c)	17,500	17,500
5.57%, 7/2/2024	32,000	32,001
5.90%, 7/12/2024	60,000	60,000
5.91%, 7/16/2024	40,000	40,001
5.90%, 8/1/2024	145,000	145,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposits — continued
Toronto-Dominion Bank (The) (Canada)
(SOFR + 0.50%), 5.81%, 3/1/2024 (c)	86,000	86,000
(SOFR + 0.65%), 5.96%, 3/1/2024 (c)	49,000	49,000
(SOFR + 0.66%), 5.97%, 3/1/2024 (c)	8,000	8,000
(SOFR + 0.70%), 6.01%, 3/1/2024 (c)	50,000	50,000
(SOFR + 0.70%), 6.01%, 3/1/2024 (c)	44,000	44,000
5.54%, 3/13/2024 (d)	105,000	104,806
6.00%, 9/9/2024	82,000	82,000
6.01%, 10/3/2024	24,000	24,000
6.00%, 10/17/2024	60,000	60,000
5.38%, 2/28/2025 (d)	10,000	9,484
Wells Fargo Bank NA
(SOFR + 0.50%), 5.81%, 3/1/2024 (c)	44,000	44,000
(SOFR + 0.52%), 5.83%, 3/1/2024 (c)	80,000	80,000
(SOFR + 0.52%), 5.83%, 3/1/2024 (c)	100,000	100,000
(SOFR + 0.53%), 5.84%, 3/1/2024 (c)	54,000	54,000
(SOFR + 0.60%), 5.91%, 3/1/2024 (c)	40,000	40,000
(SOFR + 0.60%), 5.91%, 3/1/2024 (c)	40,000	40,000
(SOFR + 0.60%), 5.91%, 3/1/2024 (c)	100,000	100,000
(SOFR + 0.65%), 5.96%, 3/1/2024 (c)	96,000	96,000
Total Certificates of Deposit (Cost $17,819,648)		17,819,648
Time Deposits — 24.9%
Agricultural Bank of China Ltd.
5.38%, 3/1/2024	50,000	50,000
5.38%, 3/5/2024	125,000	125,000
5.38%, 3/6/2024	50,000	50,000
Australia & New Zealand Banking Group Ltd.
5.31%, 3/1/2024	150,000	150,000
5.32%, 3/1/2024	900,000	900,000
5.32%, 3/5/2024	400,000	400,000
5.32%, 3/6/2024	275,000	275,000
5.32%, 3/7/2024	325,000	325,000
China Construction Bank Corp. 5.35%, 3/1/2024	200,000	200,000
Credit Agricole Corporate and Investment Bank
5.31%, 3/1/2024	415,443	415,443
5.34%, 3/5/2024	200,000	200,000
5.34%, 3/7/2024	200,000	200,000
DNB Bank ASA 5.31%, 3/1/2024	1,000,000	1,000,000
Erste Group Bank AG 5.32%, 3/1/2024	1,350,000	1,350,000
First Abu Dhabi Bank USA NV 5.32%, 3/1/2024	1,315,000	1,315,000
Industrial & Commercial Bank of China Ltd. 5.35%, 3/1/2024	200,000	200,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	45

JPMorgan Liquid Assets Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Time Deposits — continued
ING Bank NV 5.32%, 3/1/2024	500,000	500,000
Interfund Lending
6.06%, 3/1/2024	53,394	53,394
6.06%, 3/1/2024	23,432	23,432
Landesbank Hessen Thueringen Girozentrale
5.33%, 3/5/2024	240,000	240,000
5.33%, 3/6/2024	325,000	325,000
Mizuho Bank Ltd.
5.32%, 3/1/2024	500,000	500,000
5.33%, 3/1/2024	1,000,000	1,000,000
Nordea Bank Abp 5.31%, 3/1/2024	1,950,000	1,950,000
Royal Bank of Canada 5.32%, 3/6/2024	250,000	250,000
Skandinaviska Enskilda Banken AB
5.32%, 3/1/2024	840,000	840,000
5.32%, 3/5/2024	700,000	700,000
Svenska Handelsbanken AB 5.30%, 3/1/2024	1,400,000	1,400,000
Swedbank AB 5.31%, 3/5/2024	500,000	500,000
Total Time Deposits (Cost $15,437,269)		15,437,269
Commercial Paper — 23.5%
Antalis SA (France)
5.56%, 3/12/2024 (d)	77,000	76,869
5.48%, 5/2/2024 (b) (d)	35,000	34,673
ASB Bank Ltd. (New Zealand)
(SOFR + 0.12%), 5.43%, 3/1/2024 (a) (b)	38,000	38,000
Australia & New Zealand Banking Group Ltd. (Australia)
5.42%, 3/5/2024 (d)	92,000	91,945
5.68%, 4/15/2024 (b)	39,000	38,725
5.67%, 4/23/2024 (b)	163,000	161,651
5.56%, 5/16/2024 (b)	100,000	98,839
5.34%, 7/17/2024 (d)	56,000	54,877
5.78%, 7/25/2024 (b)	70,000	68,396
5.27%, 10/8/2024 (b)	123,000	119,149
Bank of China Ltd. (China)
5.84%, 3/14/2024	32,000	31,933
Bank of Montreal (Canada)
(SOFR + 0.47%), 5.78%, 3/1/2024 (c)	30,000	30,000
(SOFR + 0.49%), 5.80%, 3/1/2024 (c)	55,000	55,000
(SOFR + 0.53%), 5.84%, 3/1/2024 (c)	19,000	19,000
(SOFR + 0.60%), 5.91%, 3/1/2024 (c)	50,000	50,000
5.67%, 4/3/2024 (d)	60,000	59,690
5.76%, 6/10/2024 (d)	70,000	68,886
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
5.78%, 7/29/2024	85,000	82,999
5.72%, 8/12/2024 (d)	42,000	40,932
5.80%, 9/9/2024 (d)	37,000	35,887
5.62%, 11/14/2024	55,000	52,866
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.53%), 5.84%, 3/1/2024 (b) (c)	53,000	53,000
(SOFR + 0.66%), 5.97%, 3/1/2024 (b) (c)	60,000	60,000
5.80%, 6/28/2024 (b)	46,000	45,133
Barclays Bank plc (United Kingdom)
5.36%, 3/1/2024 (b) (d)	150,000	150,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (b) (c)	25,000	25,000
5.42%, 4/25/2024 (b) (d)	95,000	94,221
5.66%, 5/15/2024 (b)	200,000	197,667
Barton Capital SA (France)
5.74%, 4/26/2024 (b)	40,000	39,646
5.52%, 6/4/2024 (b)	20,000	19,713
Bedford Row Funding Corp.
(SOFR + 0.20%), 5.51%, 3/1/2024 (b) (c)	40,000	40,000
5.52%, 3/28/2024 (d)	35,000	34,856
5.41%, 6/11/2024 (b)	50,000	49,245
5.79%, 8/21/2024 (d)	40,000	38,916
BNP Paribas SA (France)
(SOFR + 0.51%), 5.82%, 3/1/2024 (c)	33,000	33,000
5.72%, 5/1/2024 (d)	50,000	49,520
5.72%, 6/7/2024 (d)	96,000	94,528
BNZ International Funding Ltd. (New Zealand)
(SOFR + 0.40%), 5.71%, 3/1/2024 (b) (c)	50,000	50,000
BofA Securities, Inc.
5.56%, 6/10/2024 (d)	109,000	107,327
BPCE SA (France)
5.67%, 6/7/2024 (d)	50,000	49,239
5.55%, 9/3/2024 (d)	146,000	141,927
Cabot Trail Funding LLC
5.66%, 5/7/2024 (b)	25,000	24,739
Canadian Imperial Bank of Commerce (Canada)
5.32%, 3/4/2024 (b)	200,000	199,911
5.72%, 8/13/2024 (d)	40,000	38,977
Chesham Finance Ltd. (Cayman Islands)
Series 2, 5.42%, 3/12/2024 (b) (d)	80,000	79,868
Cooperatieve Rabobank UA
5.31%, 3/1/2024 (d)	1,165,000	1,165,000
DNB Bank ASA (Norway)
5.68%, 4/16/2024 (d)	40,000	39,711
5.65%, 4/22/2024 (d)	81,000	80,344
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
5.58%, 5/9/2024 (d)	73,872	73,090
5.66%, 6/10/2024 (b)	42,000	41,343
5.73%, 6/13/2024 (d)	60,000	59,022
5.26%, 9/25/2024 (b) (d)	56,000	54,348
5.69%, 11/7/2024 (d)	105,000	100,988
5.12%, 1/2/2025 (b) (d)	44,000	42,161
DZ Bank AG (Germany)
5.31%, 3/1/2024 (b) (d)	365,000	365,000
Federation des Caisses Desjardins du Quebec (Canada)
5.44%, 3/5/2024 (d)	72,000	71,956
First Abu Dhabi Bank PJSC (United Arab Emirates)
5.55%, 3/22/2024 (d)	220,000	219,290
5.55%, 3/28/2024 (d)	158,000	157,345
5.26%, 9/23/2024 (b) (d)	166,000	161,156
5.26%, 9/24/2024 (b) (d)	104,000	100,950
5.27%, 10/3/2024 (b) (d)	110,000	106,634
Glencove Funding DAC (Ireland)
5.41%, 5/7/2024 (b) (d)	26,366	26,103
Gotham Funding Corp.
5.50%, 3/1/2024 (d)	50,000	50,000
GTA Funding LLC
5.54%, 3/26/2024 (d)	20,000	19,923
5.33%, 9/6/2024 (d)	21,000	20,429
ING US Funding LLC (Netherlands)
5.62%, 3/1/2024 (d)	62,000	62,000
(SOFR + 0.48%), 5.79%, 3/1/2024 (c)	30,000	30,000
(SOFR + 0.53%), 5.84%, 3/1/2024 (b) (c)	80,000	80,000
(SOFR + 0.57%), 5.88%, 3/1/2024 (b) (c)	100,000	100,000
5.67%, 4/1/2024 (d)	61,000	60,704
5.56%, 6/3/2024 (d)	54,000	53,227
5.74%, 6/14/2024 (d)	100,000	98,354
5.74%, 6/14/2024 (d)	105,000	103,271
5.75%, 7/1/2024 (d)	25,000	24,522
5.77%, 7/18/2024 (b)	58,000	56,735
5.37%, 8/23/2024 (d)	74,000	72,119
5.58%, 9/3/2024 (d)	32,000	31,102
5.28%, 10/8/2024 (b) (d)	103,000	99,769
5.18%, 11/1/2024 (b)	65,000	62,793
5.41%, 11/22/2024 (d)	35,000	33,655
Kingdom of the Netherlands (Netherlands)
5.32%, 3/1/2024 (b)	1,280,000	1,280,000
Landesbank Baden-Wurttemberg (Germany)
5.32%, 3/1/2024 (d)	200,000	200,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
Liberty Street Funding LLC
5.74%, 5/1/2024 (d)	100,000	99,036
5.71%, 5/10/2024 (d)	150,000	148,352
Lloyds Bank plc (United Kingdom)
(SOFR + 0.11%), 5.42%, 3/1/2024 (c)	107,000	107,000
5.63%, 3/8/2024 (d)	175,000	174,809
LMA-Americas LLC
5.35%, 3/11/2024 (b) (d)	50,000	49,926
5.69%, 4/12/2024 (d)	64,500	64,075
5.40%, 5/22/2024 (b)	50,400	49,788
5.37%, 8/8/2024 (b) (d)	20,000	19,534
Macquarie Bank Ltd. (Australia)
5.64%, 4/12/2024 (b)	85,000	84,445
5.73%, 4/25/2024 (b)	45,000	44,609
5.73%, 5/2/2024 (d)	100,000	99,022
5.68%, 5/9/2024 (b)	43,000	42,537
Mizuho Bank Ltd. (Japan)
5.52%, 5/1/2024 (d)	30,000	29,722
5.68%, 5/6/2024 (b)	40,000	39,587
National Australia Bank Ltd. (Australia)
(SOFR + 0.18%), 5.49%, 3/1/2024 (b) (c)	27,000	27,000
(SOFR + 0.50%), 5.81%, 3/1/2024 (b) (c)	89,000	89,000
(SOFR + 0.52%), 5.83%, 3/1/2024 (b) (c)	15,000	15,000
National Bank of Canada (Canada)
5.65%, 4/3/2024 (d)	105,000	104,459
5.66%, 4/8/2024 (d)	105,000	104,376
5.61%, 5/15/2024 (d)	150,000	148,266
National Westminster Bank plc (United Kingdom)
5.33%, 3/6/2024 (b) (d)	225,000	224,834
Natixis SA (France)
5.56%, 5/1/2024 (d)	43,000	42,599
5.75%, 7/8/2024	108,000	105,817
5.32%, 9/27/2024 (d)	35,000	33,946
NatWest Markets plc (United Kingdom)
Series G, 5.32%, 3/5/2024 (b) (d)	210,000	209,876
Nieuw Amsterdam Receivables Corp.
5.39%, 3/27/2024 (b) (d)	22,000	21,915
5.38%, 7/10/2024 (b) (d)	32,000	31,386
5.34%, 8/5/2024 (b) (d)	27,000	26,385
Nordea Bank Abp (Finland)
(SOFR + 0.15%), 5.46%, 3/1/2024 (b) (c)	25,000	25,000
5.65%, 4/11/2024 (d)	105,000	104,329
5.64%, 5/3/2024 (d)	20,000	19,804
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	47

JPMorgan Liquid Assets Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
Old Line Funding LLC
(SOFR + 0.23%), 5.54%, 3/1/2024 (b) (c)	70,000	70,000
(SOFR + 0.32%), 5.63%, 3/1/2024 (b) (c)	35,000	35,000
(SOFR + 0.40%), 5.71%, 3/1/2024 (b) (c)	35,000	35,000
(SOFR + 0.42%), 5.73%, 3/1/2024 (b) (c)	72,000	72,000
(SOFR + 0.43%), 5.74%, 3/1/2024 (b) (c)	69,000	69,000
5.53%, 4/3/2024 (d)	75,000	74,622
5.58%, 5/20/2024 (d)	125,000	123,469
Podium Funding Trust (Canada)
(SOFR + 0.50%), 5.81%, 3/1/2024 (c)	20,000	20,000
Pricoa Short Term Funding LLC
5.31%, 8/6/2024 (b) (d)	25,000	24,431
Province of Quebec Canada (Canada)
5.37%, 4/29/2024 (b) (d)	45,000	44,608
Royal Bank of Canada (Canada)
(SOFR + 0.31%), 5.62%, 3/1/2024 (b) (c)	105,000	105,000
(SOFR + 0.60%), 5.91%, 3/1/2024 (b) (c)	50,000	50,000
(SOFR + 0.65%), 5.96%, 3/1/2024 (b) (c)	38,000	38,000
5.53%, 6/5/2024 (b)	104,000	102,489
5.79%, 9/19/2024 (d)	84,000	81,351
5.85%, 10/11/2024 (d)	57,000	54,993
5.86%, 10/16/2024 (d)	125,000	120,499
5.69%, 11/5/2024 (d)	100,000	96,210
Skandinaviska Enskilda Banken AB (Sweden)
(SOFR + 0.53%), 5.84%, 3/1/2024 (b) (c)	25,000	25,000
(SOFR + 0.60%), 5.91%, 3/1/2024 (b) (c)	38,000	38,000
5.66%, 4/4/2024 (d)	20,000	19,894
5.68%, 5/2/2024 (d)	50,000	49,515
5.66%, 6/7/2024 (d)	102,000	100,451
5.78%, 7/22/2024 (b)	41,000	40,078
5.62%, 8/7/2024 (d)	34,000	33,176
Standard Chartered Bank (United Kingdom)
5.72%, 4/17/2024 (d)	75,000	74,444
5.37%, 7/3/2024 (b)	30,000	29,455
Starbird Funding Corp.
(SOFR + 0.19%), 5.50%, 3/1/2024 (b) (c)	25,000	25,000
5.70%, 4/15/2024 (d)	20,000	19,858
5.64%, 5/24/2024 (b)	100,000	98,700
Sumitomo Mitsui Banking Corp. (Japan)
5.68%, 5/6/2024 (b)	40,000	39,587
Svenska Handelsbanken AB (Sweden)
(SOFR + 0.30%), 5.61%, 3/1/2024 (b) (c)	20,000	20,000
5.48%, 6/3/2024 (d)	41,000	40,422
5.74%, 6/11/2024 (d)	70,000	68,879
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
5.28%, 7/30/2024 (b) (d)	17,000	16,632
5.62%, 8/7/2024 (d)	43,000	41,957
5.74%, 8/12/2024 (d)	23,000	22,413
5.63%, 8/21/2024 (d)	123,000	119,755
5.49%, 8/23/2024 (d)	41,000	39,934
5.79%, 9/18/2024 (d)	72,500	70,225
5.83%, 10/1/2024 (b)	73,000	70,548
5.76%, 11/8/2024 (b)	25,000	24,029
Thunder Bay Funding LLC
5.73%, 5/1/2024 (b)	54,000	53,480
Toronto-Dominion Bank (The) (Canada)
5.72%, 8/13/2024 (d)	35,000	34,105
5.81%, 8/23/2024 (d)	125,000	121,561
5.34%, 9/9/2024 (d)	43,000	41,810
TotalEnergies Capital (France)
5.32%, 3/7/2024 (b) (d)	235,000	234,792
Toyota Credit Canada, Inc. (Canada)
5.70%, 4/2/2024 (d)	50,000	49,748
Toyota Finance Australia Ltd. (Australia)
5.73%, 4/2/2024 (d)	45,000	44,772
Toyota Motor Credit Corp.
5.69%, 8/14/2024 (d)	105,000	102,313
UBS AG (Switzerland)
(SOFR + 0.17%), 5.48%, 3/1/2024 (b) (c)	16,000	16,000
(SOFR + 0.20%), 5.53%, 3/1/2024 (b) (c)	15,000	15,000
5.69%, 3/8/2024 (d)	105,000	104,884
5.68%, 4/5/2024 (d)	84,000	83,539
5.67%, 4/11/2024 (d)	60,000	59,615
5.70%, 4/17/2024 (b)	60,000	59,557
5.66%, 5/7/2024 (b)	57,000	56,406
5.61%, 5/15/2024 (d)	90,000	88,959
5.34%, 8/2/2024 (d)	17,000	16,620
United Overseas Bank Ltd. (Singapore)
5.69%, 4/15/2024 (b)	40,000	39,717
Versailles Commercial Paper LLC
5.56%, 4/22/2024 (b) (d)	50,000	49,601
5.59%, 5/17/2024	60,000	59,292
Westpac Banking Corp. (Australia)
(SOFR + 0.50%), 5.81%, 3/1/2024 (b) (c)	19,000	19,000
5.76%, 9/6/2024 (d)	20,000	19,412
5.83%, 10/10/2024 (b)	49,760	48,022
Total Commercial Paper (Cost $14,579,057)		14,579,057
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
U.S. Treasury Obligations — 5.4%
U.S. Treasury Bills
5.31%, 4/4/2024 (d)	404,400	402,383
5.30%, 4/9/2024 (d)	360,000	357,945
5.32%, 4/11/2024 (d)	421,000	418,463
5.31%, 4/16/2024 (d)	500,000	496,633
5.32%, 4/23/2024 (d)	410,000	406,816
5.33%, 5/30/2024 (d)	300,000	296,059
5.10%, 8/1/2024 (d)	335,000	327,903
4.78%, 1/23/2025 (d)	650,000	622,924
Total U.S. Treasury Obligations (Cost $3,329,126)		3,329,126
Total Short Term Investments (Cost $51,165,100)		51,165,100
Total Investments — 98.9% (Cost $61,299,000) *		61,299,000
Other Assets Less Liabilities — 1.1%		696,102
NET ASSETS — 100.0%		61,995,102

Percentages indicated are based on net assets.

Abbreviations
COLL	Collateral
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
OBFR	Overnight Bank Funding Rate
PJSC	Public Joint Stock Company
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Note
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
*	The cost of securities is substantially the same for federal income tax purposes.
^^
Certain securities are perpetual and thus, do not have
predetermined maturity dates. The coupon rates for
these securities are fixed for a period of time and may
be structured to adjust thereafter. The coupon rates
shown are the rates in effect as of February 29,
2024.

(a)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(d)	The rate shown is the effective yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	49

JPMorgan U.S. Government Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 42.1%
Agency Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $1,050,155. (a)	1,050,000	1,050,000
Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 5.31% - 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $982,574. (a)	982,429	982,429
Agency Joint Trading Account III, J.P. Morgan Investment Management Inc., as agent, 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $199,030. (a)	199,000	199,000
Bank of America NA, 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $1,200,177, collateralized by FHLMC, 3.50%, due 4/1/2042 and FNMA, 2.00% - 4.50%, due 12/1/2040 - 11/1/2051, with a value of $1,224,000.	1,200,000	1,200,000
Bank of Montreal, 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $1,400,207, collateralized by FHLMC, 2.25% - 4.00%, due 2/15/2028 - 5/25/2052, FNMA, 1.25% - 6.00%, due 4/25/2025 - 4/25/2053 and GNMA, 2.00% - 6.71%, due 1/20/2042 - 2/20/2073, with a value of $1,442,213.	1,400,000	1,400,000
BMO Capital Markets Corp., 5.32%, dated 2/29/2024, due 3/6/2024, repurchase price $500,443, collateralized by FHLMC, 1.13% - 6.50%, due 2/25/2025 - 10/25/2053, FNMA, 0.50% - 10.94%, due 10/25/2024 - 7/25/2054 and GNMA, 0.00% - 7.00%, due 4/17/2034 - 1/20/2074, with a value of $514,591.	500,000	500,000
BNP Paribas SA, 5.40%, dated 2/29/2024, due 3/7/2024, repurchase price $2,002,100, collateralized by FHLMC, 1.00% - 7.00%, due 5/1/2032 - 2/25/2054, FNMA, 1.82% - 9.97%, due 4/25/2028 - 1/1/2054, GNMA, 2.00% - 8.00%, due 4/15/2028 - 12/20/2063 and U.S. Treasury Securities, 0.00% - 5.36%, due 4/2/2024 - 8/15/2053, with a value of $2,098,281.	2,000,000	2,000,000
BNP Paribas SA, 5.42%, dated 2/29/2024, due 3/7/2024, repurchase price $1,001,053, collateralized by FHLMC, 1.22% - 7.50%, due 1/1/2029 - 1/1/2054, FNMA, 1.50% - 7.00%, due 3/1/2025 - 2/1/2054 and GNMA, 2.50% - 7.00%, due 5/20/2032 - 12/20/2053, with a value of $1,052,853.	1,000,000	1,000,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas SA, 5.48%, dated 2/29/2024, due 3/7/2024, repurchase price $1,001,066, collateralized by FHLMC, 2.00% - 6.50%, due 7/15/2032 - 1/1/2054, FNMA, 2.00% - 9.97%, due 6/1/2026 - 1/1/2054, GNMA, 2.00% - 7.50%, due 9/15/2028 - 12/20/2063 and U.S. Treasury Securities, 0.00% - 1.88%, due 5/15/2025 - 11/15/2033, with a value of $1,079,630.	1,000,000	1,000,000
BNP Paribas SA, 5.50%, dated 2/29/2024, due 3/7/2024, repurchase price $1,001,069, collateralized by FHLMC, 2.00% - 7.00%, due 2/1/2031 - 2/25/2054, FNMA, 1.83% - 7.44%, due 6/1/2026 - 12/1/2053, GNMA, 3.00% - 7.00%, due 10/15/2028 - 3/15/2059 and U.S. Treasury Securities, 0.00% - 4.13%, due 3/21/2024 - 10/31/2029, with a value of $1,048,840.	1,000,000	1,000,000
BNP Paribas SA, 5.50%, dated 2/29/2024, due 3/7/2024, repurchase price $1,001,069, collateralized by FFCB, 2.82% - 2.93%, due 12/9/2041 - 2/3/2042, FHLB, 2.80% - 6.30%, due 7/11/2039 - 6/12/2043, FHLMC, 5.50%, due 8/1/2053, FNMA, 3.00% - 6.50%, due 7/1/2048 - 8/1/2053 and GNMA, 2.50% - 7.50%, due 11/15/2032 - 12/20/2063, with a value of $1,048,362.	1,000,000	1,000,000
BofA Securities, Inc., 5.35%, dated 2/29/2024, due 3/7/2024, repurchase price $1,001,040, collateralized by FHLMC, 0.00% - 7.50%, due 1/1/2027 - 2/1/2054, FNMA, 0.00% - 8.00%, due 4/1/2024 - 2/1/2054 and GNMA, 2.50% - 8.00%, due 8/15/2030 - 11/20/2063, with a value of $1,020,012.	1,000,000	1,000,000
BofA Securities, Inc., 5.36%, dated 2/29/2024, due 4/18/2024, repurchase price $1,007,296, collateralized by FHLMC, 0.00% - 7.00%, due 12/1/2028 - 11/1/2053, FNMA, 0.00% - 7.50%, due 6/1/2025 - 12/1/2053 and GNMA, 2.50% - 7.00%, due 6/15/2029 - 9/20/2066, with a value of $1,020,429.	1,000,000	1,000,000
BofA Securities, Inc., 5.35%, dated 2/29/2024, due 4/25/2024, repurchase price $252,081, collateralized by FHLMC, 1.50% - 7.50%, due 10/1/2033 - 1/1/2054, FNMA, 1.50% - 5.95%, due 9/1/2026 - 8/1/2053 and GNMA, 3.00% - 6.66%, due 9/16/2041 - 2/20/2054, with a value of $255,103.	250,000	250,000
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
Citigroup Global Markets Holdings, Inc., 5.31%, dated 2/29/2024, due 3/1/2024, repurchase price $2,100,310, collateralized by U.S. Treasury Securities, 0.13% - 5.50%, due 8/31/2025 - 8/15/2028, with a value of $2,142,000.	2,100,000	2,100,000
Citigroup Global Markets Holdings, Inc., 5.31%, dated 2/29/2024, due 3/1/2024, repurchase price $3,000,442, collateralized by U.S. Treasury Securities, 0.75% - 4.13%, due 4/30/2028 - 8/15/2028, with a value of $3,060,000.	3,000,000	3,000,000
Citigroup Global Markets Holdings, Inc., 5.32%, dated 2/29/2024, due 3/5/2024, repurchase price $5,003,694, collateralized by U.S. Treasury Securities, 0.38% - 5.50%, due 5/15/2024 - 8/15/2028, with a value of $5,100,000.	5,000,000	5,000,000
Citigroup Global Markets Holdings, Inc., 5.32%, dated 2/29/2024, due 3/7/2024, repurchase price $2,002,069, collateralized by FHLMC, 1.50% - 8.00%, due 2/15/2034 - 2/25/2054, FNMA, 1.25% - 5.50%, due 10/25/2032 - 10/25/2051 and GNMA, 2.00% - 8.50%, due 2/16/2039 - 10/16/2064, with a value of $2,040,501.	2,000,000	2,000,000
Citigroup Global Markets Holdings, Inc., 5.35%, dated 2/29/2024, due 5/15/2024, repurchase price $1,011,294, collateralized by FHLMC, 1.00% - 13.82%, due 3/25/2025 - 4/25/2062, FNMA, 1.09% - 7.50%, due 2/25/2026 - 11/25/2059 and GNMA, 2.50% - 7.00%, due 12/20/2034 - 2/20/2064, with a value of $1,025,630.	1,000,000	1,000,000
Citigroup Global Markets Holdings, Inc., 5.35%, dated 2/29/2024, due 5/22/2024, repurchase price $1,012,335, collateralized by FHLMC, 4.50% - 7.50%, due 1/1/2054 and FNMA, 4.05% - 7.50%, due 1/1/2054, with a value of $1,020,001.	1,000,000	1,000,000
Daiwa Capital Markets America, Inc., 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $3,000,443, collateralized by FFCB, 4.13% - 5.00%, due 10/2/2024 - 2/13/2029, FHLB, 0.00% - 5.59%, due 8/23/2024 - 9/27/2024, FHLMC, 1.50% - 6.50%, due 2/22/2027 - 3/1/2054, FNMA, 1.50% - 6.50%, due 12/1/2027 - 2/1/2054, GNMA, 1.50% - 7.50%, due 10/15/2032 - 2/20/2054 and U.S. Treasury Securities, 0.00% - 5.00%, due 3/28/2024 - 8/15/2053, with a value of $3,061,043.	3,000,000	3,000,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Deutsche Bank Securities, Inc., 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $2,000,296, collateralized by FHLMC, 2.00% - 7.00%, due 3/1/2035 - 3/1/2054 and FNMA, 2.00% - 6.50%, due 3/1/2051 - 12/1/2053, with a value of $2,040,000.	2,000,000	2,000,000
Deutsche Bank Securities, Inc., 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $2,250,332, collateralized by FNMA, 2.00% - 6.50%, due 6/1/2042 - 2/1/2054, with a value of $2,295,000.	2,250,000	2,250,000
Federal Reserve Bank of New York, 5.30%, dated 2/29/2024, due 3/1/2024, repurchase price $8,001,178, collateralized by U.S. Treasury Securities, 0.63% - 4.63%, due 8/15/2027 - 5/15/2040, with a value of $8,001,178.	8,000,000	8,000,000
Fixed Income Clearing Corp., 5.31%, dated 2/29/2024, due 3/1/2024, repurchase price $6,750,996, collateralized by U.S. Treasury Securities, 0.25% - 4.63%, due 7/31/2025 - 2/15/2053, with a value of $6,885,000.	6,750,000	6,750,000
Fixed Income Clearing Corp., 5.31%, dated 2/29/2024, due 3/1/2024, repurchase price $7,101,047, collateralized by U.S. Treasury Securities, 0.00% - 5.57%, due 4/15/2024 - 5/15/2049, with a value of $7,242,000.	7,100,000	7,100,000
Goldman Sachs & Co. LLC, 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $2,000,296, collateralized by FHLMC, 4.00%, due 8/1/2044 - 7/1/2049, FNMA, 3.50% - 4.50%, due 9/1/2048 - 7/1/2049, GNMA, 3.71% - 4.00%, due 12/15/2040 - 7/15/2057 and U.S. Treasury Securities, 0.00% - 5.36%, due 4/9/2024 - 8/15/2052, with a value of $2,040,000.	2,000,000	2,000,000
Goldman Sachs & Co. LLC, 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $3,500,517, collateralized by FHLMC, 2.00% - 5.00%, due 7/1/2026 - 6/1/2051, FNMA, 2.00% - 7.50%, due 3/1/2025 - 11/1/2053, GNMA, 2.50% - 6.50%, due 8/20/2033 - 10/15/2057 and U.S. Treasury Securities, 0.00% - 5.49%, due 4/15/2024 - 11/15/2052, with a value of $3,570,000.	3,500,000	3,500,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	51

JPMorgan U.S. Government Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
Goldman Sachs & Co. LLC, 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $4,750,702, collateralized by FHLMC, 1.50% - 5.50%, due 6/1/2025 - 9/1/2053, FNMA, 2.50% - 7.50%, due 5/1/2025 - 1/1/2054, GNMA, 1.50% - 7.50%, due 10/20/2024 - 3/15/2065 and U.S. Treasury Securities, 0.63%, due 7/15/2032, with a value of $4,845,000.	4,750,000	4,750,000
Goldman Sachs & Co. LLC, 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $5,000,739, collateralized by FHLMC, 1.00% - 7.00%, due 9/1/2027 - 2/1/2054, FNMA, 1.50% - 7.00%, due 10/1/2026 - 1/1/2054, GNMA, 1.50% - 7.00%, due 5/20/2030 - 4/15/2064 and U.S. Treasury Securities, 0.00% - 3.25%, due 8/31/2027 - 2/15/2040, with a value of $5,100,000.	5,000,000	5,000,000
Goldman Sachs & Co. LLC, 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $6,500,961, collateralized by FHLMC, 1.50% - 7.00%, due 8/1/2029 - 2/1/2054, FNMA, 1.50% - 6.50%, due 1/1/2033 - 2/1/2054, GNMA, 0.00% - 6.00%, due 3/20/2028 - 3/16/2065 and U.S. Treasury Securities, 0.00% - 4.75%, due 5/15/2032 - 11/15/2053, with a value of $6,630,125.	6,500,000	6,500,000
Goldman Sachs & Co. LLC, 5.32%, dated 2/29/2024, due 3/4/2024, repurchase price $3,001,773, collateralized by FHLMC, 1.50% - 6.50%, due 1/1/2027 - 12/1/2053, FNMA, 1.41% - 7.00%, due 2/1/2026 - 2/1/2054, GNMA, 0.00% - 7.00%, due 4/20/2032 - 8/16/2065 and U.S. Treasury Securities, 2.00% - 3.00%, due 11/15/2041 - 5/15/2042, with a value of $3,060,014.	3,000,000	3,000,000
Goldman Sachs & Co. LLC, 5.42%, dated 2/29/2024, due 3/15/2024, repurchase price $2,004,517, collateralized by U.S. Treasury Securities, 0.00% - 4.88%, due 4/9/2024 - 2/15/2054, with a value of $2,040,000.	2,000,000	2,000,000
Goldman Sachs & Co. LLC, 5.47%, dated 2/29/2024, due 5/8/2024, repurchase price $1,515,726, collateralized by FHLMC, 1.50% - 6.50%, due 5/1/2031 - 12/1/2053 and FNMA, 1.50% - 6.50%, due 4/1/2027 - 9/1/2053, with a value of $1,530,000.	1,500,000	1,500,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

HSBC Securities USA, Inc., 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $1,500,222, collateralized by FHLMC, 1.72% - 7.50%, due 6/1/2033 - 3/1/2054 and FNMA, 2.00% - 7.50%, due 3/1/2031 - 2/1/2054, with a value of $1,530,226.	1,500,000	1,500,000
ING Financial Markets LLC, 5.36%, dated 2/29/2024, due 3/21/2024, repurchase price $351,094, collateralized by FHLMC, 2.00% - 6.50%, due 6/1/2047 - 12/1/2053 and FNMA, 2.00% - 6.50%, due 5/1/2033 - 2/1/2054, with a value of $359,605.	350,000	350,000
Metropolitan Life Insurance Co., 5.31%, dated 2/29/2024, due 3/1/2024, repurchase price $1,000,147, collateralized by U.S. Treasury Securities, 0.00% - 3.63%, due 8/15/2027 - 11/15/2047, with a value of $1,020,150.	1,000,000	1,000,000
Mitsubishi UFJ Trust & Banking Corp., 5.32%, dated 2/29/2024, due 3/5/2024, repurchase price $680,502, collateralized by GNMA, 2.50% - 5.00%, due 9/20/2041 - 5/20/2052, with a value of $693,908.	680,000	680,000
Natixis SA, 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $500,074, collateralized by FHLMC, 2.00% - 6.50%, due 5/15/2027 - 8/25/2053, FNMA, 1.61% - 6.50%, due 8/1/2028 - 12/25/2058, GNMA, 2.00% - 6.50%, due 5/20/2032 - 10/20/2053 and U.S. Treasury Securities, 2.88%, due 11/15/2046, with a value of $514,196.	500,000	500,000
Natixis SA, 5.35%, dated 2/29/2024, due 3/7/2024, repurchase price $2,002,081, collateralized by FFCB, 2.90% - 2.92%, due 12/9/2041 - 12/16/2041, FHLMC, 2.50% - 7.00%, due 4/15/2032 - 3/1/2054, FNMA, 1.50% - 7.00%, due 12/25/2027 - 2/1/2054, GNMA, 3.00% - 6.00%, due 11/20/2048 - 10/20/2053, Tennessee Valley Authority, 0.00%, due 1/15/2038 - 9/15/2065 and U.S. Treasury Securities, 0.00% - 5.00%, due 3/15/2024 - 2/15/2054, with a value of $2,055,629.	2,000,000	2,000,000
Norinchukin Bank (The), 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $350,052, collateralized by U.S. Treasury Securities, 1.25% - 3.50%, due 4/30/2028 - 5/15/2033, with a value of $357,000.	350,000	350,000
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
Norinchukin Bank (The), 5.34%, dated 2/29/2024, due 3/6/2024, repurchase price $650,578, collateralized by U.S. Treasury Securities, 1.25% - 3.50%, due 4/30/2028 - 5/15/2033, with a value of $663,000.	650,000	650,000
RBC Capital Markets LLC, 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $2,600,384, collateralized by FFCB, 0.27% - 5.98%, due 4/5/2024 - 6/21/2041, FHLB, 0.00% - 6.36%, due 3/15/2024 - 2/23/2044, FHLMC, 0.00% - 8.50%, due 7/15/2024 - 11/25/2052, FNMA, 0.00% - 7.00%, due 3/25/2024 - 3/25/2054, GNMA, 0.00% - 9.00%, due 4/15/2024 - 3/20/2064 , Tennessee Valley Authority, 0.00%, due 5/1/2024 - 4/1/2056 and U.S. Treasury Securities, 0.00% - 6.63%, due 3/26/2024 - 2/15/2054, with a value of $2,659,564.	2,600,000	2,600,000
Royal Bank of Canada, 5.42%, dated 2/29/2024, due 3/7/2024, repurchase price $1,001,054, collateralized by FHLMC, 2.50% - 6.50%, due 1/1/2030 - 12/1/2053 and FNMA, 2.00% - 7.00%, due 9/25/2027 - 7/1/2060, with a value of $1,048,283.	1,000,000	1,000,000
Royal Bank of Canada, 5.42%, dated 2/29/2024, due 3/7/2024, repurchase price $2,002,108, collateralized by FHLMC, 3.00% - 6.50%, due 9/15/2031 - 11/25/2053 and FNMA, 0.95% - 7.00%, due 4/1/2025 - 2/1/2054, with a value of $2,096,228.	2,000,000	2,000,000
Royal Bank of Canada, 5.50%, dated 2/29/2024, due 3/7/2024, repurchase price $1,001,069, collateralized by FHLMC, 2.50% - 6.50%, due 2/15/2032 - 12/1/2053 and FNMA, 1.25% - 7.50%, due 8/1/2028 - 11/1/2061, with a value of $1,049,864.	1,000,000	1,000,000
Societe Generale SA, 5.42%, dated 2/29/2024, due 3/4/2024, repurchase price $700,422, collateralized by U.S. Treasury Securities, 0.50% - 3.50%, due 3/31/2025 - 4/30/2030, with a value of $714,000.	700,000	700,000
Sumitomo Mitsui Banking Corp., 5.31%, dated 2/29/2024, due 3/1/2024, repurchase price $4,650,686, collateralized by U.S. Treasury Securities, 0.38% - 4.88%, due 7/31/2024 - 5/15/2048, with a value of $4,748,293.	4,650,000	4,650,000
TD Securities USA LLC, 5.31%, dated 2/29/2024, due 3/1/2024, repurchase price $750,111, collateralized by U.S. Treasury Securities, 1.50% - 6.13%, due 8/15/2026 - 5/15/2049, with a value of $765,113.	750,000	750,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

The Northwestern Mutual Life Insurance Co., 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $1,000,148, collateralized by FHLMC, 2.00% - 3.50%, due 9/1/2042 - 10/1/2051 and FNMA, 0.00% - 5.00%, due 12/1/2039 - 12/1/2052, with a value of $1,020,151.	1,000,000	1,000,000
Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 5.31%, dated 2/29/2024, due 3/1/2024, repurchase price $1,500,221. (a)	1,500,000	1,500,000
UBS Securities LLC, 5.35%, dated 2/29/2024, due 3/7/2024, repurchase price $200,208, collateralized by FNMA, 1.21% - 3.75%, due 12/25/2030 - 9/25/2032, with a value of $206,000.	200,000	200,000
Wells Fargo Securities LLC, 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $1,000,148, collateralized by GNMA, 1.50% - 8.00%, due 11/20/2026 - 2/20/2064, with a value of $1,020,151.	1,000,000	1,000,000
Wells Fargo Securities LLC, 5.32%, dated 2/29/2024, due 3/5/2024, repurchase price $500,369, collateralized by FNMA, 1.50% - 7.00%, due 4/1/2025 - 1/1/2059, with a value of $510,528.	500,000	500,000
Wells Fargo Securities LLC, 5.43%, dated 2/29/2024, due 3/26/2024, repurchase price $2,208,628, collateralized by FNMA, 1.50% - 7.50%, due 11/1/2024 - 9/1/2057, with a value of $2,274,801.	2,200,000	2,200,000
Wells Fargo Securities LLC, 5.39%, dated 2/29/2024, due 5/28/2024, repurchase price $1,519,988, collateralized by FNMA, 1.50% - 8.00%, due 1/1/2025 - 6/1/2057, with a value of $1,550,617.	1,500,000	1,500,000
Total Repurchase Agreements (Cost $112,661,429)		112,661,429
U.S. Government Agency Securities — 18.3%
FFCB, DN, 4.88%, 11/25/2024 (b)	25,000	24,122
FFCB Funding Corp.
(Federal Reserve Bank Prime Loan Rate US + (3.13)%), 5.37%, 3/1/2024 (c)	100,000	100,000
(SOFR + 0.14%), 5.45%, 3/1/2024 (c)	297,000	296,967
(SOFR + 0.15%), 5.46%, 3/1/2024 (c)	250,000	249,990
(SOFR + 0.15%), 5.46%, 3/1/2024 (c)	224,000	223,985
(SOFR + 0.15%), 5.46%, 3/1/2024 (c)	185,000	185,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	625,000	625,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	600,000	600,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	53

JPMorgan U.S. Government Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — continued
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	155,000	155,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	135,000	135,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	140,000	140,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	140,000	140,000
(SOFR + 0.17%), 5.48%, 3/1/2024 (c)	450,000	450,000
(SOFR + 0.17%), 5.48%, 3/1/2024 (c)	195,000	195,000
(SOFR + 0.17%), 5.48%, 3/1/2024 (c)	500,000	500,000
(SOFR + 0.19%), 5.50%, 3/1/2024 (c)	475,000	474,974
(SOFR + 0.20%), 5.51%, 3/1/2024 (c)	255,000	255,000
(US Treasury 3 Month Bill Money Market Yield + 0.21%), 5.51%, 3/1/2024 (c)	75,000	75,000
FHLB
DN, 5.15%, 3/1/2024 (b)	199,000	199,000
5.31%, 3/1/2024 (d)	400,000	400,000
5.31%, 3/1/2024 (d)	675,000	675,000
5.31%, 3/1/2024 (d)	1,895,000	1,895,000
5.31%, 3/1/2024 (d)	75,000	75,000
5.31%, 3/1/2024 (d)	900,000	900,000
5.31%, 3/1/2024 (d)	500,000	500,000
5.31%, 3/1/2024 (d)	500,000	500,000
5.31%, 3/1/2024 (d)	1,800,000	1,800,000
5.31%, 3/1/2024 (d)	1,500,000	1,500,000
5.31%, 3/1/2024 (d)	945,000	945,000
(SOFR + 0.01%), 5.32%, 3/1/2024 (c)	750,000	750,000
(SOFR + 0.01%), 5.32%, 3/1/2024 (c)	1,000,000	1,000,000
(SOFR + 0.01%), 5.32%, 3/1/2024 (c)	500,000	500,000
(SOFR + 0.01%), 5.32%, 3/1/2024 (c)	1,400,000	1,400,000
(SOFR + 0.01%), 5.32%, 3/1/2024 (c)	870,000	870,000
(SOFR + 0.10%), 5.41%, 3/1/2024 (c)	395,000	395,000
(SOFR + 0.10%), 5.41%, 3/1/2024 (c)	1,845,000	1,845,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	250,000	250,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	1,000,000	1,000,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	325,000	325,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	1,350,000	1,350,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	1,000,000	1,000,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	1,225,000	1,225,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	250,000	250,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	925,000	925,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	950,000	950,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	1,000,000	1,000,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	125,000	125,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	700,000	700,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	225,000	225,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	175,000	175,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (c)	500,000	500,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

(SOFR + 0.19%), 5.50%, 3/1/2024 (c)	780,000	780,000
(SOFR + 0.20%), 5.51%, 3/1/2024 (c)	225,000	225,000
DN, 5.29%, 5/2/2024 (b)	250,000	247,744
DN, 5.28%, 5/3/2024 (b)	125,000	123,856
5.23%, 5/17/2024	1,000,000	1,000,000
5.50%, 8/12/2024	400,000	399,968
DN, 5.37%, 10/18/2024 (b)	250,000	241,658
DN, 4.91%, 11/1/2024 (b)	645,000	624,193
DN, 4.89%, 11/7/2024 (b)	695,000	672,104
DN, 4.89%, 11/8/2024 (b)	1,975,000	1,909,677
DN, 4.87%, 11/15/2024 (b)	1,975,000	1,908,290
DN, 4.88%, 11/22/2024 (b)	1,945,000	1,877,383
DN, 4.88%, 11/25/2024 (b)	325,000	313,596
DN, 4.91%, 11/26/2024 (b)	500,000	482,281
5.52%, 12/16/2024	1,895,000	1,895,000
5.50%, 12/20/2024	900,000	900,000
5.51%, 12/20/2024	900,000	900,000
5.51%, 12/23/2024	1,250,000	1,250,000
DN, 5.01%, 2/10/2025 (b)	2,370,000	2,261,220
Total U.S. Government Agency Securities (Cost $48,986,008)		48,986,008
U.S. Treasury Obligations — 6.0%
U.S. Treasury Floating Rate Notes
(US Treasury 3 Month Bill Money Market Yield + (0.08)%), 5.25%, 3/1/2024 (c)	5,480,460	5,479,787
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 5.47%, 3/1/2024 (c)	1,652,900	1,651,798
(US Treasury 3 Month Bill Money Market Yield + 0.17%), 5.50%, 3/1/2024 (c)	1,500,000	1,500,546
(US Treasury 3 Month Bill Money Market Yield + 0.17%), 5.50%, 3/1/2024 (c)	3,520,000	3,518,342
U.S. Treasury Notes
2.00%, 4/30/2024	825,000	820,375
2.50%, 4/30/2024	540,000	537,410
0.75%, 11/15/2024	1,899,750	1,845,272
2.25%, 11/15/2024	334,000	327,892
1.50%, 11/30/2024	122,000	118,990
4.50%, 11/30/2024	160,000	159,535
1.00%, 12/15/2024	134,331	130,375
Total U.S. Treasury Obligations (Cost $16,090,322)		16,090,322
Short Term Investments — 34.7%
U.S. Treasury Obligations — 34.7%
U.S. Treasury Bills
5.26%, 3/7/2024 (b)	4,200,000	4,196,325
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
U.S. Treasury Obligations — continued
5.29%, 3/12/2024 (b)	2,940,645	2,935,901
5.28%, 3/14/2024 (b)	4,272,570	4,264,433
5.30%, 3/21/2024 (b)	5,493,500	5,477,364
5.28%, 3/26/2024 (b)	4,754,375	4,737,008
5.30%, 3/28/2024 (b)	650,000	647,426
5.29%, 4/2/2024 (b)	6,720,000	6,688,573
5.29%, 4/9/2024 (b)	8,734,800	8,685,045
5.33%, 4/11/2024 (b)	6,516,000	6,476,696
5.30%, 4/16/2024 (b)	7,607,650	7,556,487
5.06%, 4/18/2024 (b)	2,298,000	2,282,599
5.32%, 4/23/2024 (b)	4,050,000	4,018,542
0.00%, 4/30/2024 (b)	6,750,000	6,694,550
5.32%, 5/16/2024 (b)	2,600,000	2,571,105
5.25%, 5/21/2024 (b)	2,600,000	2,569,668
5.31%, 5/30/2024 (b)	1,300,000	1,282,970
5.26%, 6/6/2024 (b)	2,800,000	2,760,844
5.13%, 6/13/2024 (b)	562,770	554,563
5.21%, 6/20/2024 (b)	4,000,000	3,936,730
5.13%, 7/11/2024 (b)	1,204,843	1,182,622
5.08%, 7/18/2024 (b)	3,900,000	3,825,085
5.18%, 8/8/2024 (b)	655,000	640,270
5.19%, 8/15/2024 (b)	2,598,000	2,536,957
5.27%, 8/29/2024 (b)	2,600,000	2,532,940
5.26%, 9/5/2024 (b)	1,123,000	1,092,974
4.79%, 12/26/2024 (b)	2,600,000	2,500,442
Total U.S. Treasury Obligations (Cost $92,648,119)		92,648,119
Total Short Term Investments (Cost $92,648,119)		92,648,119
Total Investments — 101.1% (Cost $270,385,878) *		270,385,878
Liabilities in Excess of Other Assets — (1.1)%		(2,892,281)
NET ASSETS — 100.0%		267,493,597

Percentages indicated are based on net assets.

Abbreviations
DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
SOFR	Secured Overnight Financing Rate

††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
*	The cost of securities is substantially the same for federal income tax purposes.
(a)
Agency Joint Trading Account I, II, III and Treasury
Joint Trading Account I - At February 29, 2024, the
Fund had proportionate interests in the Agency Joint
Trading Account I, II, III and Treasury Joint Trading
Account I with a maturity date of March 1, 2024, as
follows for JPMorgan U.S. Government Money Market
Fund (amounts in thousands):

	Principal Amount	Repurchase Price	Collateral Value Allocation
Agency Joint Trading Account I	$1,050,000	$1,050,155	$1,071,196
Agency Joint Trading Account II	982,429	982,574	1,002,078
Agency Joint Trading Account III	199,000	199,030	203,078
Treasury Joint Trading Account I	1,500,000	1,500,221	1,530,216

Repurchase Agreements - At February 29, 2024, the Principal Amounts of the
Fund's interests in the Agency Joint Trading Account I, II, III and Treasury Joint
Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	U.S. Government Money Market Fund
Agency Joint Trading Account I
TD Securities USA LLC	5.32%	$1,050,000
Agency Joint Trading Account II
BofA Securities, Inc.	5.31%	601,487
Citigroup Global Markets Holdings, Inc.	5.32%	380,942
Total		982,429
Agency Joint Trading Account III
BNP Paribas SA	5.32%	199,000
Treasury Joint Trading Account I
BNP Paribas SA	5.31%	1,432,432
Citibank NA	5.31%	67,568
Total		1,500,000

SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	55

JPMorgan U.S. Government Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
At February 29, 2024, the Agency Joint Trading Account I, II, III and Treasury Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Agency Joint Trading Account I
FNMA	2.00%-7.00%	12/1/2031-8/1/2059
GNMA	3.50%-5.50%	10/20/2033-6/20/2047
Agency Joint Trading Account II
FHLMC	2.00%-8.50%	8/1/2024-2/1/2054
FNMA	0.00%-7.50%	4/1/2024-2/1/2054
GNMA	2.00%-8.00%	5/15/2028-10/20/2072
Agency Joint Trading Account III
FHLMC	2.77%-7.00%	2/1/2031-9/1/2053
FNMA	1.49%-7.03%	5/1/2029-2/1/2054
Treasury Joint Trading Account I
U.S. Treasury Securities	0.00%-7.50%	3/5/2024-5/15/2053

(b)	The rate shown is the effective yield as of February 29, 2024.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(d)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and
prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2024.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Money Market Funds	February 29, 2024

JPMorgan U.S. Treasury Plus Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 42.3%
BofA Securities, Inc., 5.32%, dated 2/29/2024, due 3/7/2024, repurchase price $1,001,034, collateralized by U.S. Treasury Securities, 0.00% - 4.25%, due 5/9/2024 - 2/15/2040, with a value of $1,020,000.	1,000,000	1,000,000
BofA Securities, Inc., 5.34%, dated 2/29/2024, due 3/7/2024, repurchase price $1,001,038, collateralized by U.S. Treasury Securities, 0.88% - 4.25%, due 6/30/2026 - 8/15/2051, with a value of $1,020,000.	1,000,000	1,000,000
Citigroup Global Markets Holdings, Inc., 5.31%, dated 2/29/2024, due 3/1/2024, repurchase price $1,000,148, collateralized by U.S. Treasury Securities, 1.38% - 5.25%, due 5/15/2024 - 11/30/2028, with a value of $1,020,000.	1,000,000	1,000,000
Citigroup Global Markets Holdings, Inc., 5.31%, dated 2/29/2024, due 3/1/2024, repurchase price $1,650,243, collateralized by U.S. Treasury Securities, 0.75% - 5.50%, due 6/30/2028 - 10/15/2028, with a value of $1,683,000.	1,650,000	1,650,000
Citigroup Global Markets Holdings, Inc., 5.32%, dated 2/29/2024, due 3/5/2024, repurchase price $1,000,739, collateralized by U.S. Treasury Securities, 1.13% - 5.25%, due 8/15/2028 - 11/30/2028, with a value of $1,020,000.	1,000,000	1,000,000
Federal Reserve Bank of New York, 5.30%, dated 2/29/2024, due 3/1/2024, repurchase price $1,000,147, collateralized by U.S. Treasury Securities, 0.25% - 2.63%, due 5/15/2024 - 5/15/2031, with a value of $1,000,147.	1,000,000	1,000,000
Fixed Income Clearing Corp., 5.31%, dated 2/29/2024, due 3/1/2024, repurchase price $1,900,280, collateralized by U.S. Treasury Securities, 0.63% - 4.00%, due 7/31/2024 - 8/15/2030, with a value of $1,938,000.	1,900,000	1,900,000
Fixed Income Clearing Corp., 5.31%, dated 2/29/2024, due 3/1/2024, repurchase price $2,250,332, collateralized by U.S. Treasury Securities, 0.00% - 4.63%, due 2/20/2025 - 11/15/2040, with a value of $2,295,000.	2,250,000	2,250,000
Goldman Sachs & Co. LLC, 5.32%, dated 2/29/2024, due 3/5/2024, repurchase price $2,501,847, collateralized by U.S. Treasury Securities, 0.00% - 4.38%, due 2/28/2026 - 2/15/2052, with a value of $2,550,000.	2,500,000	2,500,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Goldman Sachs & Co. LLC, 5.37%, dated 2/29/2024, due 5/28/2024, repurchase price $759,957, collateralized by U.S. Treasury Securities, 0.00% - 2.88%, due 5/2/2024 - 2/15/2047, with a value of $765,000.	750,000	750,000
ING Financial Markets LLC, 5.31%, dated 2/29/2024, due 3/1/2024, repurchase price $200,030, collateralized by U.S. Treasury Securities, 0.50% - 4.63%, due 8/15/2024 - 2/15/2049, with a value of $204,030.	200,000	200,000
Norinchukin Bank (The), 5.32%, dated 2/29/2024, due 3/1/2024, repurchase price $150,022, collateralized by U.S. Treasury Securities, 1.25% - 3.50%, due 4/30/2028 - 5/15/2033, with a value of $153,000.	150,000	150,000
Norinchukin Bank (The), 5.34%, dated 2/29/2024, due 3/6/2024, repurchase price $100,089, collateralized by U.S. Treasury Securities, 1.25% - 3.50%, due 4/30/2028 - 5/15/2033, with a value of $102,000.	100,000	100,000
Societe Generale SA, 5.42%, dated 2/29/2024, due 3/4/2024, repurchase price $300,181, collateralized by U.S. Treasury Securities, 0.25% - 1.38%, due 9/30/2025 - 10/31/2028, with a value of $306,000.	300,000	300,000
Societe Generale SA, 5.35%, dated 2/29/2024, due 4/2/2024, repurchase price $502,452, collateralized by U.S. Treasury Securities, 1.25% - 4.50%, due 11/15/2025 - 5/31/2029, with a value of $510,000.	500,000	500,000
Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 5.31%, dated 2/29/2024, due 3/1/2024, repurchase price $2,025,299. (a)	2,025,000	2,025,000
Total Repurchase Agreements (Cost $17,325,000)		17,325,000
U.S. Treasury Obligations — 10.4%
U.S. Treasury Floating Rate Notes
(US Treasury 3 Month Bill Money Market Yield + (0.08)%), 5.25%, 3/1/2024 (b)	347,000	346,958
(US Treasury 3 Month Bill Money Market Yield + 0.13%), 5.45%, 3/1/2024 (b)	100,000	99,921
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 5.47%, 3/1/2024 (b)	163,000	162,891
(US Treasury 3 Month Bill Money Market Yield + 0.17%), 5.50%, 3/1/2024 (b)	1,650,000	1,648,852
(US Treasury 3 Month Bill Money Market Yield + 0.25%), 5.57%, 3/1/2024 (b)	800,000	800,000
U.S. Treasury Notes
2.00%, 4/30/2024	115,500	114,853
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	57

JPMorgan U.S. Treasury Plus Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued
2.50%, 4/30/2024	49,000	48,765
2.25%, 10/31/2024	80,000	78,628
4.38%, 10/31/2024	55,000	54,797
0.75%, 11/15/2024	305,250	296,540
2.25%, 11/15/2024	124,000	121,754
1.50%, 11/30/2024	154,000	150,143
2.13%, 11/30/2024	70,000	68,571
4.50%, 11/30/2024	25,000	24,927
1.00%, 12/15/2024	31,000	30,086
1.50%, 2/15/2025	100,000	96,754
2.00%, 2/15/2025	120,000	116,663
Total U.S. Treasury Obligations (Cost $4,261,103)		4,261,103
Short Term Investments — 43.4%
U.S. Treasury Obligations — 43.4%
U.S. Treasury Bills
5.26%, 3/7/2024 (c)	600,000	599,475
5.29%, 3/14/2024 (c)	630,000	628,800
5.28%, 3/19/2024 (c)	792,000	789,917
5.28%, 3/21/2024 (c)	400,000	398,831
5.28%, 3/26/2024 (c)	600,000	597,808
5.28%, 3/28/2024 (c)	580,000	577,712
5.28%, 4/2/2024 (c)	250,000	248,833
40.69%, 4/4/2024 (c)	150,000	149,252
5.27%, 4/9/2024 (c)	500,000	497,162
10.77%, 4/11/2024 (c)	490,000	487,041
5.29%, 4/16/2024 (c)	400,000	397,317
5.07%, 4/18/2024 (c)	346,000	343,678
5.29%, 4/23/2024 (c)	1,390,000	1,379,256
5.00%, 4/30/2024 (c)	400,080	396,791
5.37%, 5/2/2024 (c)	190,000	188,259
5.26%, 5/7/2024 (c)	100,000	99,030
5.32%, 5/16/2024 (c)	400,000	395,555
5.25%, 5/21/2024 (c)	440,000	434,867
5.29%, 5/23/2024 (c)	390,000	385,297
5.25%, 5/28/2024 (c)	600,000	592,395
5.32%, 5/30/2024 (c)	620,000	611,860
5.26%, 6/6/2024 (c)	400,000	394,406
5.13%, 6/13/2024 (c)	84,500	83,268
5.30%, 6/18/2024 (c)	35,150	34,595
5.21%, 6/20/2024 (c)	610,000	600,351
5.30%, 6/25/2024 (c)	500,000	491,602
5.17%, 6/27/2024 (c)	560,000	550,675
5.15%, 7/5/2024 (c)	495,000	486,237
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — continued
5.13%, 7/11/2024 (c)	195,000	191,404
5.08%, 7/18/2024 (c)	650,000	637,514
5.13%, 7/25/2024 (c)	800,000	783,713
5.10%, 8/1/2024 (c)	800,000	783,051
5.17%, 8/8/2024 (c)	697,000	681,365
5.19%, 8/15/2024 (c)	200,000	195,301
5.24%, 8/22/2024 (c)	400,000	390,121
5.27%, 8/29/2024 (c)	400,000	389,683
5.26%, 9/5/2024 (c)	172,000	167,401
5.37%, 10/3/2024 (c)	60,000	58,124
4.79%, 12/26/2024 (c)	490,000	471,241
4.78%, 1/23/2025 (c)	200,000	191,673
Total U.S. Treasury Obligations (Cost $17,780,861)		17,780,861
Total Short Term Investments (Cost $17,780,861)		17,780,861
Total Investments — 96.1% (Cost $39,366,964) *		39,366,964
Other Assets Less Liabilities — 3.9%		1,598,280
NET ASSETS — 100.0%		40,965,244

Percentages indicated are based on net assets.

††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
*	The cost of securities is substantially the same for federal income tax purposes.
(a)
Treasury Joint Trading Account I - At February 29,
2024, the Fund had proportionate interests in the
Treasury Joint Trading Account I with a maturity date
of March 1, 2024, as follows for JPMorgan
U.S. Treasury Plus Money Market Fund (amounts in
thousands):

	Principal Amount	Repurchase Price	Collateral Value Allocation
Treasury Joint Trading Account I	$2,025,000	$2,025,299	$2,065,791

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Money Market Funds	February 29, 2024

Repurchase Agreements - At February 29, 2024, the Principal Amounts of the Fund's interests in the Treasury Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	U.S. Treasury Plus Money Market Fund
Treasury Joint Trading Account I
BNP Paribas SA	5.31%	$1,933,784
Citibank NA	5.31%	91,216
Total		2,025,000

At February 29, 2024, the Treasury Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Treasury Joint Trading Account I
U.S. Treasury Securities	0.00%-7.50%	3/5/2024-5/15/2053

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(c)	The rate shown is the effective yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	59

JPMorgan Federal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — 24.4%
FFCB
DN, 5.30%, 5/23/2024 (a)	50,000	49,396
DN, 4.88%, 11/25/2024 (a)	25,000	24,122
DN, 4.80%, 12/26/2024 (a)	25,000	24,042
FFCB Funding Corp.
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 5.35%, 3/1/2024 (b)	40,000	39,999
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 5.44%, 3/1/2024 (b)	55,000	54,990
(SOFR + 0.15%), 5.46%, 3/1/2024 (b)	25,000	25,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (b)	25,000	25,000
(SOFR + 0.17%), 5.48%, 3/1/2024 (b)	50,000	50,000
(Federal Reserve Bank Prime Loan Rate US + (3.01)%), 5.49%, 3/1/2024 (b)	25,000	25,000
(Federal Reserve Bank Prime Loan Rate US + (3.00)%), 5.51%, 3/1/2024 (b)	50,000	50,000
(US Treasury 3 Month Bill Money Market Yield + 0.21%), 5.51%, 3/1/2024 (b)	25,000	25,000
FHLB
DN, 5.15%, 3/1/2024 (a)	1,000	1,000
5.31%, 3/1/2024 (c)	200,000	200,000
5.31%, 3/1/2024 (c)	50,000	50,000
5.31%, 3/1/2024 (c)	150,000	150,000
5.31%, 3/1/2024 (c)	100,000	100,000
5.31%, 3/1/2024 (c)	200,000	200,000
5.31%, 3/1/2024 (c)	200,000	200,000
(SOFR + 0.10%), 5.41%, 3/1/2024 (b)	50,000	50,000
(SOFR + 0.14%), 5.45%, 3/1/2024 (b)	25,000	25,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (b)	25,000	25,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (b)	25,000	25,000
(SOFR + 0.16%), 5.47%, 3/1/2024 (b)	25,000	25,000
(SOFR + 0.20%), 5.51%, 3/1/2024 (b)	25,000	25,000
5.30%, 4/19/2024	50,000	49,990
DN, 5.29%, 4/30/2024 (a)	25,000	24,782
5.30%, 5/22/2024	25,000	25,000
DN, 4.89%, 11/8/2024 (a)	25,000	24,173
DN, 4.89%, 11/15/2024 (a)	25,000	24,152
DN, 4.94%, 11/29/2024 (a)	50,000	48,197
5.50%, 12/20/2024	25,000	25,000
DN, 4.85%, 1/27/2025 (a)	50,000	47,860
DN, 5.03%, 2/10/2025 (a)	25,000	23,847
Total U.S. Government Agency Securities (Cost $1,761,550)		1,761,550
U.S. Treasury Obligations — 5.5%
U.S. Treasury Floating Rate Notes
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

(US Treasury 3 Month Bill Money Market Yield + (0.08)%), 5.25%, 3/1/2024 (b)	150,000	149,968
(US Treasury 3 Month Bill Money Market Yield + 0.04%), 5.36%, 3/1/2024 (b)	100,000	100,005
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 5.47%, 3/1/2024 (b)	100,000	100,084
(US Treasury 3 Month Bill Money Market Yield + 0.20%), 5.53%, 3/1/2024 (b)	25,000	24,997
U.S. Treasury Notes, 0.75%, 11/15/2024	25,000	24,283
Total U.S. Treasury Obligations (Cost $399,337)		399,337
Short Term Investments — 71.4%
U.S. Treasury Obligations — 71.4%
U.S. Treasury Bills
5.29%, 3/5/2024 (a)	150,000	149,912
5.27%, 3/7/2024 (a)	100,000	99,912
5.29%, 3/12/2024 (a)	400,000	399,355
5.29%, 3/14/2024 (a)	200,000	199,619
5.28%, 3/19/2024 (a)	400,000	398,947
5.29%, 3/21/2024 (a)	300,000	299,121
5.29%, 3/26/2024 (a)	200,000	199,268
5.29%, 3/28/2024 (a)	300,000	298,813
5.29%, 4/2/2024 (a)	400,000	398,128
5.30%, 4/4/2024 (a)	300,000	298,507
5.29%, 4/9/2024 (a)	300,000	298,290
5.30%, 4/11/2024 (a)	300,000	298,199
5.31%, 4/16/2024 (a)	100,000	99,327
5.26%, 4/18/2024 (a)	50,000	49,652
5.32%, 4/23/2024 (a)	100,000	99,223
5.27%, 4/25/2024 (a)	50,000	49,601
5.26%, 4/30/2024 (a)	175,000	173,527
5.26%, 5/2/2024 (a)	50,000	49,551
5.29%, 5/9/2024 (a)	50,000	49,498
5.28%, 5/16/2024 (a)	150,000	148,348
5.29%, 5/23/2024 (a)	275,000	271,685
5.31%, 5/30/2024 (a)	100,000	98,690
5.26%, 6/6/2024 (a)	50,000	49,301
5.27%, 6/13/2024 (a)	50,000	49,250
5.30%, 6/18/2024 (a)	25,000	24,605
5.21%, 6/20/2024 (a)	25,000	24,605
5.30%, 6/25/2024 (a)	100,000	98,320
0.00%, 7/2/2024 (a)	100,000	98,273
5.14%, 7/5/2024 (a)	50,000	49,117
5.13%, 7/11/2024 (a)	50,000	49,078
5.08%, 7/18/2024 (a)	50,000	49,039
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
U.S. Treasury Obligations — continued
5.13%, 7/25/2024 (a)	50,000	48,982
5.10%, 8/1/2024 (a)	50,000	48,941
5.16%, 8/8/2024 (a)	50,000	48,879
5.19%, 8/15/2024 (a)	50,000	48,825
5.23%, 8/22/2024 (a)	25,000	24,384
4.79%, 12/26/2024 (a)	25,000	24,043
Total U.S. Treasury Obligations (Cost $5,162,815)		5,162,815
Total Short Term Investments (Cost $5,162,815)		5,162,815
Total Investments — 101.3% (Cost $7,323,702) *		7,323,702
Liabilities in Excess of Other Assets — (1.3)%		(92,311)
NET ASSETS — 100.0%		7,231,391

Percentages indicated are based on net assets.

Abbreviations
DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
SOFR	Secured Overnight Financing Rate

††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
*	The cost of securities is substantially the same for federal income tax purposes.
(a)	The rate shown is the effective yield as of February 29, 2024.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(c)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	61

JPMorgan 100% U.S. Treasury Securities Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 11.5%
U.S. Treasury Floating Rate Notes
(US Treasury 3 Month Bill Money Market Yield + (0.08)%), 5.25%, 3/1/2024 (a)	2,045,000	2,044,768
(US Treasury 3 Month Bill Money Market Yield + 0.04%), 5.36%, 3/1/2024 (a)	350,000	350,041
(US Treasury 3 Month Bill Money Market Yield + 0.13%), 5.45%, 3/1/2024 (a)	2,200,000	2,198,495
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 5.47%, 3/1/2024 (a)	1,673,000	1,672,500
(US Treasury 3 Month Bill Money Market Yield + 0.17%), 5.50%, 3/1/2024 (a)	1,613,120	1,613,404
(US Treasury 3 Month Bill Money Market Yield + 0.17%), 5.50%, 3/1/2024 (a)	4,533,438	4,529,832
(US Treasury 3 Month Bill Money Market Yield + 0.20%), 5.53%, 3/1/2024 (a)	2,282,200	2,282,574
(US Treasury 3 Month Bill Money Market Yield + 0.25%), 5.57%, 3/1/2024 (a)	2,700,000	2,700,000
U.S. Treasury Notes
2.00%, 4/30/2024	511,500	508,633
2.50%, 4/30/2024	217,000	215,959
4.38%, 10/31/2024	255,000	254,057
0.75%, 11/15/2024	703,000	682,905
2.25%, 11/15/2024	546,300	536,407
1.50%, 11/30/2024	420,000	409,530
2.13%, 11/30/2024	665,000	651,376
4.50%, 11/30/2024	403,000	401,754
1.00%, 12/15/2024	88,000	85,408
Total U.S. Treasury Obligations (Cost $21,137,643)		21,137,643
Short Term Investments — 94.3%
U.S. Treasury Obligations — 94.3%
U.S. Treasury Bills
5.30%, 3/5/2024 (b)	12,597,500	12,590,089
5.27%, 3/7/2024 (b)	5,229,000	5,224,414
5.29%, 3/12/2024 (b)	11,150,000	11,132,018
5.29%, 3/14/2024 (b)	6,081,000	6,069,416
5.29%, 3/19/2024 (b)	14,005,320	13,968,392
5.29%, 3/21/2024 (b)	4,780,000	4,765,992
5.30%, 3/26/2024 (b)	14,250,000	14,197,782
5.30%, 3/28/2024 (b)	6,330,000	6,304,928
5.29%, 4/2/2024 (b)	14,090,000	14,027,774
5.30%, 4/4/2024 (b)	6,100,000	6,069,598
5.29%, 4/9/2024 (b)	9,100,000	9,048,112
5.33%, 4/11/2024 (b)	4,760,000	4,731,296
5.30%, 4/16/2024 (b)	8,200,000	8,144,826
5.08%, 4/18/2024 (b)	1,345,000	1,335,948
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — continued
5.30%, 4/23/2024 (b)	9,650,000	9,575,283
0.00%, 4/30/2024 (b)	6,500,000	6,446,563
5.37%, 5/2/2024 (b)	790,000	782,762
5.25%, 5/7/2024 (b)	2,200,000	2,178,716
5.24%, 5/14/2024 (b)	1,700,000	1,681,899
5.30%, 5/16/2024 (b)	4,350,000	4,301,852
5.25%, 5/21/2024 (b)	1,780,000	1,759,234
5.29%, 5/23/2024 (b)	3,450,000	3,408,400
5.32%, 5/30/2024 (b)	2,600,000	2,565,872
5.26%, 6/6/2024 (b)	1,700,000	1,676,227
5.14%, 6/13/2024 (b)	301,610	297,203
5.21%, 6/20/2024 (b)	2,700,000	2,657,293
5.17%, 6/27/2024 (b)	856,160	841,904
5.15%, 7/5/2024 (b)	295,000	289,784
5.13%, 7/11/2024 (b)	813,000	798,006
5.08%, 7/18/2024 (b)	2,600,000	2,550,057
5.13%, 7/25/2024 (b)	1,800,000	1,763,354
5.10%, 8/1/2024 (b)	2,700,000	2,642,797
5.17%, 8/8/2024 (b)	3,075,000	3,006,027
5.19%, 8/15/2024 (b)	900,000	878,854
5.27%, 8/29/2024 (b)	1,799,112	1,752,708
5.26%, 9/5/2024 (b)	954,910	929,378
5.37%, 10/3/2024 (b)	230,000	222,810
4.79%, 12/26/2024 (b)	1,700,000	1,634,904
4.78%, 1/23/2025 (b)	900,000	862,526
Total U.S. Treasury Obligations (Cost $173,114,998)		173,114,998
Total Short Term Investments (Cost $173,114,998)		173,114,998
Total Investments — 105.8% (Cost $194,252,641) *		194,252,641
Liabilities in Excess of Other Assets — (5.8)%		(10,613,162)
NET ASSETS — 100.0%		183,639,479

Percentages indicated are based on net assets.

††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
*	The cost of securities is substantially the same for federal income tax purposes.
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Money Market Funds	February 29, 2024

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(b)	The rate shown is the effective yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	63

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 59.1%
Alabama — 0.0% ^
Mobile County Industrial Development Authority, Pollution Control, Exxon Mobil Corp. Project, Rev., VRDO, 3.65%, 3/1/2024 (a)	1,325	1,325
Alaska — 0.4%
Alaska Housing Finance Corp., Home Mortgage Series 2007B, Rev., VRDO, LIQ : FHLB, 3.28%, 3/7/2024 (a)	15,400	15,400
City of Valdez, Exxon Pipeline Co. Project Series 1993-B, Rev., VRDO, 3.65%, 3/1/2024 (a)	29,380	29,380
		44,780
Arizona — 0.5%
Arizona Health Facilities Authority Series 2015-XF2050, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (b)	21,000	21,000
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-147, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/11/2024 (a) (b)	21,000	21,000
Salt River Pima-Maricopa Indian Community, Rev., VRDO, LOC : Bank of America NA, 3.40%, 3/7/2024 (a)	11,085	11,085
		53,085
California — 1.4%
Alameda County Industrial Development Authority, Plyproperties Project Series 1997A, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.34%, 3/7/2024 (a)	1,370	1,370
City of San Jose, Multi-Family Housing, Almaden Lake Village Apartments Series 1997A, Rev., VRDO, LOC : FNMA, 3.37%, 3/7/2024 (a)	8,500	8,500
County of Sacramento, Special Facilities Apartment, Cessna Aircraft Co. Project, Rev., VRDO, LOC : Bank of America NA, 3.30%, 3/7/2024 (a)	3,200	3,200
Eastern Municipal Water District, Water and Wastewater Series 2018 A, Rev., VRDO, LIQ : Bank of America NA, 3.25%, 3/1/2024 (a)	42,555	42,555
Los Angeles Department of Water and Power, Power System Series A-6, Rev., VRDO, LIQ : Bank of America NA, 3.68%, 3/1/2024 (a)	3,000	3,000
Southern California Public Power Authority, Magnolia Power Project Series 2020-3, Rev., VRDO, LIQ : Bank of America NA, 3.71%, 3/1/2024 (a)	22,500	22,500
Tender Option Bond Trust Receipts/Certificates
Series 2022-BAML5025, Rev., VRDO, LIQ : Bank of America NA, 3.70%, 3/1/2024 (a) (b)	24,930	24,930
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Series 2022-XF3028, Rev., VRDO, LOC : Barclays Bank plc, 4.08%, 3/1/2024 (a) (b)	7,900	7,900
Series 2021-XF2962, Rev., VRDO, LIQ : Barclays Bank plc, 3.32%, 3/7/2024 (a) (b)	440	440
Series 2022-XX1258, Rev., VRDO, LIQ : Barclays Bank plc, 3.32%, 3/7/2024 (a) (b)	2,000	2,000
Series 2023-XG0502, Rev., VRDO, LIQ : Barclays Bank plc, 3.32%, 3/7/2024 (a) (b)	7,985	7,985
Series 2023-XX1325, Rev., VRDO, LIQ : Barclays Bank plc, 3.32%, 3/7/2024 (a) (b)	5,000	5,000
University of California Series 2023BP-1, Rev., VRDO, 3.50%, 3/1/2024 (a)	17,800	17,800
		147,180
Colorado — 1.4%
City of Colorado Springs, Utilities System Improvement Series 2009C, Rev., VRDO, LIQ : Sumitomo Mitsui Banking Corp., 3.30%, 3/7/2024 (a)	23,770	23,770
Colorado Educational and Cultural Facilities Authority, National Jewish Federation Series F2, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	4,035	4,035
Colorado State Education Loan Program
Series 2023B, Rev., TRAN, 4.00%, 6/28/2024	12,500	12,530
Series 2023B, Rev., TRAN, 5.00%, 6/28/2024	35,000	35,198
County of Arapahoe, Multi-Family Rental Housing, Hunter's Run Holdings LP, Rev., VRDO, LOC : FHLMC, 3.32%, 3/7/2024 (a)	12,000	12,000
Tender Option Bond Trust Receipts/Certificates
Series 2022-YX1254, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	3,905	3,905
Series 2023-XF1592, Rev., VRDO, LIQ : TD Bank NA, 3.34%, 3/7/2024 (a) (b)	7,200	7,200
Series 2016-ZF0467, Rev., VRDO, LOC : Royal Bank of Canada, 3.36%, 3/7/2024 (a) (b)	3,675	3,675
University of Colorado, Hospital Authority Series 2018B, Rev., VRDO, LIQ : TD Bank NA, 3.30%, 3/7/2024 (a)	39,760	39,760
		142,073
Connecticut — 0.8%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
Series 2022, Subseries E-2, Rev., VRDO, GNMA / FNMA / FHLMC COLL, LOC : Sumitomo Mitsui Banking Corp., 3.28%, 3/7/2024 (a)	14,800	14,800
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Connecticut — continued
Series 2020 C-3, Rev., VRDO, LIQ : TD Bank NA, 3.30%, 3/7/2024 (a)	15,675	15,675
Series A, Subseries A-3, Rev., VRDO, LIQ : TD Bank NA, 3.30%, 3/7/2024 (a)	10,000	10,000
Subseries 2020A-3, Rev., VRDO, LIQ : UBS AG, 3.30%, 3/7/2024 (a)	24,000	24,000
Tender Option Bond Trust Receipts/Certificates Series 2017-YX1077, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	22,760	22,760
		87,235
Delaware — 0.1%
Delaware State Economic Development Authority, YMCA Delaware Project, Rev., VRDO, LOC : PNC Bank NA, 3.30%, 3/7/2024 (a)	3,190	3,190
University of Delaware Series 2013 C, Rev., VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (a)	8,390	8,390
		11,580
District of Columbia — 1.2%
Metropolitan Washington Airports Authority Aviation Series 2009D-2, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	11,400	11,400
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-108, GO, VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	50,000	50,000
Tender Option Bond Trust Receipts/Certificates
Series 2023-XF3133, Rev., VRDO, LOC : Barclays Bank plc, 4.08%, 3/1/2024 (a) (b)	26,105	26,105
Series 2022-ZL0319, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	10,000	10,000
Series 2023-XF3140, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	7,500	7,500
Series 2023-XM1129, Rev., VRDO, LIQ : UBS AG, 3.33%, 3/7/2024 (a) (b)	12,185	12,185
Series 2023-ZF3209, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.35%, 3/7/2024 (a) (b)	7,375	7,375
		124,565
Florida — 3.0%
Alachua County Housing Finance Authority, Multi-Family, Santa Fe Apartments Project
Series 2008, Rev., VRDO, LOC : FNMA, 3.30%, 3/7/2024 (a)	1,350	1,350
Rev., VRDO, LOC : Citibank NA, 3.41%, 3/7/2024 (a)	2,530	2,530
City of Jacksonville, Health Care Facilities, Baptist Health Series 2019B, Rev., VRDO, 3.30%, 3/7/2024 (a)	31,775	31,775
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued
County of Escambia, Gulf Power Co., Project Series R, Rev., VRDO, 3.40%, 3/7/2024 (a)	25,600	25,600
County of Martin, Florida Power and Light Co. Project, Rev., VRDO, 3.40%, 3/7/2024 (a)	43,900	43,900
County of Miami-Dade, Juvenile Courthouse Series 2003B, Rev., VRDO, AMBAC, LOC : TD Bank NA, 3.30%, 3/7/2024 (a)	9,200	9,200
County of St. Lucie, Power and Light Co., Project
Rev., VRDO, 3.85%, 3/1/2024 (a)	3,275	3,275
Rev., VRDO, 3.90%, 3/1/2024 (a)	30,850	30,850
Florida Housing Finance Agency, Sun Pointe Cove Apartments Series 85 XX, Rev., VRDO, FNMA, LIQ : FNMA, 3.24%, 3/7/2024 (a)	8,500	8,500
Florida Housing Finance Corp., Multi-Family Mortgage, Kings Terrace LLC Series 2013B, Rev., VRDO, LIQ : FHLMC, 3.30%, 3/7/2024 (a)	12,000	12,000
Florida Housing Finance Corp., Valencia Village Apartments Series 1999G-1, Rev., VRDO, FNMA, LIQ : FNMA, 3.40%, 3/7/2024 (a)	6,690	6,690
Highlands County Health Facilities Authority, Adventist Health System Series 2012I-2, Rev., VRDO, 3.30%, 3/7/2024 (a)	9,450	9,450
Hillsborough County Industrial Development Authority, Baycare Health System Series 2020C, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/7/2024 (a)	8,700	8,700
JEA Water and Sewer System Series 2008A-1, Rev., VRDO, LIQ : US Bank NA, 3.45%, 3/1/2024 (a)	14,400	14,400
Lee County Industrial Development Authority, Florida Power and Light Co. Project Series 2016B, Rev., AMT, VRDO, 3.75%, 3/7/2024 (a)	15,000	15,000
Lee County Industrial Development Authority, Power and Light Co. Project Series 2016 A, Rev., AMT, VRDO, 3.50%, 3/7/2024 (a)	15,000	15,000
Pinellas County Housing Finance Authority, Booker Creek Apartments, Rev., VRDO, LOC : FHLMC, 3.30%, 3/7/2024 (a)	3,970	3,970
Sumter County Industrial Development Authority, Solid Waste Disposal, American Cement Co., LLC Project, Rev., VRDO, LOC : Bank of America NA, 3.50%, 3/7/2024 (a)	6,350	6,350
Tender Option Bond Trust Receipts/Certificates
Series 2021-XG0345, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	1,775	1,775
Series 2023-XF3100, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	4,265	4,265
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	65

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
Series 2023-XM1155, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	10,000	10,000
Series 2022-XX1279, Rev., VRDO, LIQ : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	8,845	8,845
Series 2022-YX1216, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	8,735	8,735
Series 2022-YX1182, Rev., VRDO, LIQ : Barclays Bank plc, 3.35%, 3/7/2024 (a) (b)	22,105	22,105
		304,265
Georgia — 2.4%
Bartow-Cartersville Joint Development Authority Series 2023A, Rev., AMT, VRDO, LOC : Korea Development Bank, 3.81%, 3/7/2024 (a) (b)	212,000	212,000
Cobb County School District Series 2024, GO, 4.00%, 12/16/2024	7,575	7,619
Development Authority of Monroe County (The), Florida Power and Light Co. Project, Rev., AMT, VRDO, 3.45%, 3/7/2024 (a)	30,000	30,000
		249,619
Idaho — 0.1%
Idaho Health Facilities Authority, St. Luke's Health System Project Series 2018C, Rev., VRDO, LOC : US Bank NA, 3.45%, 3/1/2024 (a)	6,500	6,500
Illinois — 3.1%
County of Kane, Glenwood School for Boys, Rev., VRDO, LOC : Northern Trust Co. (The), 3.60%, 3/7/2024 (a)	3,450	3,450
County of Lake, A L Hansen Manufacturing Co. Project, Rev., VRDO, LOC : BMO Harris Bank NA, 3.33%, 3/7/2024 (a)	275	275
County of Will, ExxonMobil Project, Rev., VRDO, 3.70%, 3/1/2024 (a)	2,140	2,140
Illinois Educational Facilities Authority, University of Chicago
Series 2009D-1, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	9,750	9,750
Series 2003B, Rev., VRDO, 3.30%, 3/7/2024 (a)	2,048	2,048
Illinois Finance Authority, American Youth Hostels Project, Rev., VRDO, LOC : BMO Harris Bank NA, 3.29%, 3/7/2024 (a)	2,200	2,200
Illinois Finance Authority, Northwestern University Series 2008-B, Rev., VRDO, 3.23%, 3/7/2024 (a)	15,540	15,540
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
Illinois Finance Authority, OSF Healthcare System Series 2018 C, Rev., VRDO, LOC : PNC Bank NA, 3.50%, 3/1/2024 (a)	7,425	7,425
Illinois Finance Authority, The University of Chicago Medical Center Series 2009E-1, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.32%, 3/7/2024 (a)	34,250	34,250
Illinois Finance Authority, The Wbez Alliance, Inc., Project, Rev., VRDO, LOC : BMO Harris Bank NA, 3.27%, 3/7/2024 (a)	3,325	3,325
Illinois Finance Authority, University of Wesleyan, Rev., VRDO, LOC : PNC Bank NA, 3.35%, 3/7/2024 (a)	10,400	10,400
Illinois Finance Authority,The University Of Chicago Medical Center Series 2006E-2, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.32%, 3/7/2024 (a)	4,100	4,100
Illinois Housing Development Authority Series 2024A, Rev., VRDO, FHA, LIQ : FHLB, 3.25%, 3/7/2024 (a)	9,995	9,995
Illinois Housing Development Authority, Homeowner Mortgage Series C-3, Rev., AMT, VRDO, LIQ : FHLB, 3.30%, 3/7/2024 (a)	4,200	4,200
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-156, GO, VRDO, LOC : Royal Bank of Canada, 3.35%, 3/7/2024 (a) (b)	65,000	65,000
Tender Option Bond Trust Receipts/Certificates
Series 2020-XL0145, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	1,710	1,710
Series 2022-XF3042, GO, VRDO, LIQ : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	36,200	36,200
Series 2022-XF3045, GO, VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	35,075	35,075
Series 2022-XX1264, GO, VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	6,035	6,035
Series 2023-YX1327, GO, VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	5,590	5,590
Series 2017-XG0108, Rev., VRDO, LOC : Barclays Bank plc, 3.38%, 3/7/2024 (a) (b)	55,000	55,000
		313,708
Indiana — 0.3%
City of Hammond Series 2005, Rev., VRDO, 3.48%, 3/6/2024 (a)	21,700	21,700
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Indiana — continued
Gary Chicago International Airport Authority, Special Purpose Facilities, Jet Center Project, Rev., VRDO, LOC : BMO Harris Bank NA, 3.33%, 3/7/2024 (a)	2,000	2,000
Tender Option Bond Trust Receipts/Certificates Series 2022-XX1220, Rev., VRDO, LIQ : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	9,750	9,750
		33,450
Iowa — 2.5%
Iowa Finance Authority, CJ Bio America, Inc., Project, Rev., VRDO, LOC : Korea Development Bank, 3.49%, 3/7/2024 (a) (b)	117,800	117,800
Iowa Finance Authority, Midwestern Disaster Area, Cargill, Inc., Project Series 2011A, Rev., VRDO, 3.33%, 3/7/2024 (a)	29,100	29,100
Iowa Finance Authority, Multi-Family Housing
Series 2008-A, Rev., AMT, VRDO, LIQ : Wells Fargo Bank NA, 3.35%, 3/7/2024 (a)	2,850	2,850
Series A, Rev., AMT, VRDO, LIQ : Wells Fargo Bank NA, 3.35%, 3/7/2024 (a)	10,525	10,525
Series B, Rev., AMT, VRDO, LIQ : Wells Fargo Bank NA, 3.35%, 3/7/2024 (a)	7,500	7,500
Iowa Finance Authority, Single Family Mortgage Series 2016B, Rev., AMT, VRDO, GNMA / FNMA / FHLMC, LIQ : FHLB, 3.27%, 3/7/2024 (a)	20,000	20,000
Iowa Finance Authority, Single Family Mortgage, Social Bonds Series 2022B, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : Royal Bank of Canada, 3.27%, 3/7/2024 (a)	10,600	10,600
Iowa Finance Authority, Single Family Mortgage-Backed Securities Program
Series 2018 D, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : Royal Bank of Canada, 3.27%, 3/7/2024 (a)	4,650	4,650
Series 2018B, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.30%, 3/7/2024 (a)	19,750	19,750
Series 2019E, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.30%, 3/7/2024 (a)	7,760	7,760
Series 2020B, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.30%, 3/7/2024 (a)	16,000	16,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Iowa — continued
Series 2020E, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.30%, 3/7/2024 (a)	5,200	5,200
Tender Option Bond Trust Receipts/Certificates Series 2022-YX1196, Rev., VRDO, FNMA COLL, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	5,600	5,600
		257,335
Kansas — 0.3%
City of Wichita Series 314, GO, 5.00%, 10/15/2024	20,000	20,158
Kansas Development Finance Authority, Health System Series 2011J, Rev., VRDO, LOC : US Bank NA, 3.70%, 3/1/2024 (a)	8,255	8,255
		28,413
Kentucky — 2.0%
Kentucky Economic Development Finance Authority, St. Elizabeth Medical Center Series 2009B, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/7/2024 (a)	7,410	7,410
Kentucky Higher Education Student Loan Corp. Series 2023-1A-1, Rev., AMT, VRDO, LOC : Bank of America NA, 3.32%, 3/7/2024 (a)	106,810	106,810
Louisville Regional Airport Authority, UPS Worldwide Forwarding, Inc.
Series 1999A, Rev., VRDO, 3.70%, 3/1/2024 (a)	19,500	19,500
Series 1999C, Rev., VRDO, 3.95%, 3/1/2024 (a)	42,500	42,500
Series 1999 B, Rev., VRDO, 4.15%, 3/1/2024 (a)	20,000	20,000
Tender Option Bond Trust Receipts/Certificates Series 2023-XF3181, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	4,380	4,380
		200,600
Louisiana — 3.1%
East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project, Gulf Opportunity Zone
Series 2010B, Rev., VRDO, 3.67%, 3/1/2024 (a)	119,595	119,595
Series A, Rev., VRDO, 3.67%, 3/1/2024 (a)	162,500	162,500
Louisiana Public Facilities Authority, Children Medical Center Project Series 2017B, Rev., VRDO, LOC : UBS AG, 3.30%, 3/7/2024 (a)	10,000	10,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	67

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Louisiana — continued
Parish of St. Bernard, Mobil Oil Corp., Rev., VRDO, 3.70%, 3/1/2024 (a)	125	125
State of Louisiana Gasoline and Fuels Tax, Second Lien Series 2023A-1, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	16,730	16,730
Tender Option Bond Trust Receipts/Certificates Series 2023-BAML50, Rev., VRDO, LOC : Bank of America NA, 3.77%, 3/1/2024 (a) (b)	11,200	11,200
		320,150
Maryland — 0.5%
Maryland Health and Higher Educational Facilities Authority, University of Maryland Medical System Series 2008D, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	4,800	4,800
Washington Suburban Sanitary Commission Series B, GO, BAN, VRDO, GTD, LIQ : State Street Bank & Trust Co., 3.74%, 3/1/2024 (a)	48,300	48,300
		53,100
Massachusetts — 1.0%
City of Lawrence, GO, BAN, 4.50%, 9/1/2024	10,162	10,222
Massachusetts Development Finance Agency, Children's Hospital Corp Obligated Group
Series 2024 U-1, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	11,450	11,450
Series 2024 U-2, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	25,000	25,000
Massachusetts Health and Educational Facilities Authority, Capital Asset Program
Series 2002M-2, Rev., VRDO, LOC : Bank of America NA, 3.40%, 3/7/2024 (a)	440	440
Series 2004M-4A, Rev., VRDO, LOC : Bank of America NA, 3.44%, 3/7/2024 (a)	350	350
Massachusetts Housing Finance Agency, Single Family Housing
Series 208, Rev., VRDO, LIQ : Royal Bank of Canada, 3.30%, 3/7/2024 (a)	3,400	3,400
Series 196, Rev., VRDO, LIQ : UBS AG, 3.40%, 3/7/2024 (a)	13,050	13,050
Series 204, Rev., VRDO, LIQ : UBS AG, 3.40%, 3/7/2024 (a)	8,125	8,125
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-148, GO, VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	10,000	10,000
Town of Agawam, GO, BAN, 3.75%, 10/29/2024	16,534	16,597
		98,634
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — 1.2%
Michigan Finance Authority, Trinity Health Credit Group Series 2013MI-1, Rev., VRDO, 3.81%, 6/1/2024 (a)	8,560	8,560
Michigan State Housing Development Authority, Rental Housing Series 2016E, Rev., AMT, VRDO, LIQ : UBS AG, 3.44%, 3/7/2024 (a)	4,010	4,010
Michigan State Housing Development Authority, Single Family Mortgage
Series 2006C, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2024 (a)	21,590	21,590
Series 2009D, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2024 (a)	11,400	11,400
RIB Floater Trust Various States
Series 46, Rev., VRDO, LOC : Barclays Bank plc, 3.90%, 3/1/2024 (a) (b)	17,950	17,950
Series 47, Rev., VRDO, LIQ : Barclays Bank plc, 3.90%, 3/1/2024 (a) (b)	5,000	5,000
Series 48, Rev., VRDO, LIQ : Barclays Bank plc, 3.90%, 3/1/2024 (a) (b)	27,695	27,695
Tender Option Bond Trust Receipts/Certificates
Series 2018-ZF2716, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (b)	3,615	3,615
Series 2023-XM1130, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	14,250	14,250
Series 2023-YX1320, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	14,130	14,130
		128,200
Minnesota — 0.5%
City of Minneapolis, Health Care System, Fairview Health Services Series 2018C, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.60%, 3/1/2024 (a)	825	825
City of Minneapolis, University Gateway Project, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.35%, 3/7/2024 (a)	3,790	3,790
City of Oakdale, Housing Cottage Homesteads, Rev., VRDO, LOC : FHLMC, 3.31%, 3/7/2024 (a)	4,785	4,785
Minnesota Higher Education Facilities Authority, Concordia University, St. Paul Series 6Q, Rev., VRDO, LOC : US Bank NA, 3.85%, 3/1/2024 (a)	5,020	5,020
Minnesota Housing Finance Agency, Residential Housing Finance
Series 2015G, Rev., AMT, VRDO, GNMA / FNMA / FHLMC, LIQ : Royal Bank of Canada, 3.30%, 3/7/2024 (a)	3,535	3,535
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Minnesota — continued
Series 2019D, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : Royal Bank of Canada, 3.30%, 3/7/2024 (a)	22,000	22,000
Series 2015D, Rev., AMT, VRDO, GNMA / FNMA / FHLMC, LIQ : Royal Bank of Canada, 3.35%, 3/7/2024 (a)	3,760	3,760
Series 2017C, Rev., AMT, VRDO, GNMA / FNMA / FHLMC COLL, LIQ : FHLB, 3.35%, 3/7/2024 (a)	3,700	3,700
		47,415
Mississippi — 1.9%
Mississippi Business Finance Corp., Chevron USA, Inc., Project Series 2007D, Rev., VRDO, 3.72%, 3/1/2024 (a)	8,100	8,100
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc., Project
Series 2010L, Rev., VRDO, 3.50%, 3/1/2024 (a)	12,280	12,280
Series 2007B, Rev., VRDO, 3.70%, 3/1/2024 (a)	10,510	10,510
Series 2007C, Rev., VRDO, 3.70%, 3/1/2024 (a)	28,240	28,240
Series 2007E, Rev., VRDO, 3.70%, 3/1/2024 (a)	5,035	5,035
Series 2009A, Rev., VRDO, 3.70%, 3/1/2024 (a)	7,885	7,885
Series 2009B, Rev., VRDO, 3.70%, 3/1/2024 (a)	8,550	8,550
Series 2009C, Rev., VRDO, 3.70%, 3/1/2024 (a)	15,145	15,145
Series 2009E, Rev., VRDO, 3.70%, 3/1/2024 (a)	2,000	2,000
Series 2009F, Rev., VRDO, 3.70%, 3/1/2024 (a)	4,700	4,700
Series 2009G, Rev., VRDO, 3.70%, 3/1/2024 (a)	8,600	8,600
Series 2010I, Rev., VRDO, 3.70%, 3/1/2024 (a)	31,540	31,540
Series 2007A, Rev., VRDO, 3.72%, 3/1/2024 (a)	40,000	40,000
Series 2009D, Rev., VRDO, 3.72%, 3/1/2024 (a)	12,477	12,477
Series 2010J, Rev., VRDO, 3.72%, 3/1/2024 (a)	300	300
		195,362
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — 1.7%
Health and Educational Facilities Authority of the State of Missouri, BJC Health System
Series 2008A, Rev., VRDO, LIQ : US Bank NA, 3.25%, 3/7/2024 (a)	28,300	28,300
Series C, Rev., VRDO, LIQ : BJC Health System, 3.30%, 3/7/2024 (a)	44,295	44,295
Health and Educational Facilities Authority of the State of Missouri, Ranken Technical College Series 2011B, Rev., VRDO, LOC : Northern Trust Co. (The), 3.65%, 3/1/2024 (a)	400	400
Health and Educational Facilities Authority of the State of Missouri, The Washington University Series 2000 C, Rev., VRDO, LIQ : US Bank NA, 3.45%, 3/1/2024 (a)	565	565
Industrial Development Authority of the City of St. Louis Missouri (The), Mid-America Transplant Services Project, Rev., VRDO, LOC : BMO Harris Bank NA, 3.90%, 3/1/2024 (a)	6,110	6,110
Industrial Development Authority of the City of St. Louis Missouri (The), St. Luke's Preservation Partners LP, Rev., VRDO, LOC : FHLMC, 3.30%, 3/7/2024 (a)	1,550	1,550
Missouri Development Finance Board, Cultural Facilities, Kauffman Center for The Performing Arts Project Series 2007A, Rev., VRDO, LIQ : PNC Bank NA, 3.96%, 3/1/2024 (a)	16,300	16,300
Missouri Development Finance Board, St. Louis Convention Center Hotel Garage Project Series 2020 C, Rev., VRDO, LOC : US Bank NA, 3.70%, 3/1/2024 (a)	2,535	2,535
RBC Municipal Products, Inc. Trust, Floater Certificates
Series C17, Rev., VRDO, LOC : Royal Bank of Canada, 3.34%, 3/7/2024 (a) (b)	14,000	14,000
Series C-16, Rev., VRDO, LOC : Royal Bank of Canada, 3.35%, 3/7/2024 (a) (b)	43,250	43,250
Tender Option Bond Trust Receipts/Certificates
Series 2022-XG0382, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	10,640	10,640
Series 2022-YX1193, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	6,605	6,605
		174,550
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	69

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Nebraska — 0.2%
Douglas County Hospital Authority No. 2, Health Facilities Series 2008-A, Rev., VRDO, LOC : US Bank NA, 3.70%, 3/1/2024 (a)	11,700	11,700
Tender Option Bond Trust Receipts/Certificates Series 2022-XX1253, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	9,340	9,340
		21,040
Nevada — 0.2%
Tender Option Bond Trust Receipts/Certificates
Series 2023-XF3103, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (b)	6,660	6,660
Series 2023-XG0511, GO, VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (b)	9,000	9,000
Series 2023-XG0529, GO, VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (b)	5,615	5,615
		21,275
New Hampshire — 0.2%
Tender Option Bond Trust Receipts/Certificates Series 2022-YX1190, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	21,715	21,715
New Jersey — 5.0%
Borough of Avalon, GO, BAN, 3.75%, 2/6/2025	22,382	22,483
Borough of Glassboro Series 2023A, GO, BAN, 5.00%, 8/16/2024	8,755	8,811
Borough of Point Pleasant Beach, General Capital Notes Water and Sewer Utility Series 2023, GO, BAN, 5.00%, 11/8/2024	10,337	10,407
Borough of South Plainfield, Pool Sewer Utility Series 2023B, GO, BAN, 4.25%, 8/15/2024	9,505	9,533
City of Hackensack, Improvement Parking Utility, GO, BAN, 4.25%, 5/28/2024	17,808	17,837
City of Linden Series 2023, GO, BAN, 5.00%, 7/12/2024	1,000	1,006
City of Margate City Series 2023, GO, BAN, 4.75%, 11/8/2024	13,920	13,989
City of Ocean City, GO, BAN, 5.00%, 10/16/2024	20,000	20,132
City of Rahway, General Water Utility, GO, BAN, 5.00%, 7/26/2024	11,345	11,409
New Jersey Health Care Facilities Financing Authority, Hospital Capital Asset Financing Program Series 1985A, Rev., VRDO, LOC : TD Bank NA, 3.31%, 3/7/2024 (a)	17,525	17,525
RIB Floater Trust Various States
Series 43, Rev., VRDO, LIQ : Barclays Bank plc, 3.89%, 3/1/2024 (a) (b)	2,660	2,660
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued
Series 2023-005, GO, BAN, VRDO, LIQ : Barclays Bank plc, 3.93%, 3/1/2024 (a) (b)	19,070	19,070
Series 20, Rev., VRDO, LIQ : Barclays Bank plc, 3.36%, 3/7/2024 (a) (b)	39,500	39,500
Tender Option Bond Trust Receipts/Certificates
Series 2024-XG0557, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	1,665	1,665
Series 2018-XX1093, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	9,300	9,300
Series 2022-YX1256, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	6,060	6,060
Series 2023-XF1480, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	5,440	5,440
Town of Hammonton, General Improvement Water And Sewer Utilities Series 2023, GO, BAN, 4.50%, 10/23/2024	2,513	2,524
Town of Phillipsburg Series 2023, GO, BAN, 4.25%, 12/13/2024	9,125	9,178
Township of Hamilton Series 2024, GO, BAN, 3.75%, 5/15/2024	67,289	67,344
Township of Lacey Series 2023A, GO, BAN, 5.00%, 5/9/2024	9,038	9,066
Township of Lakewood Series 2023B, GO, BAN, 5.00%, 12/20/2024	12,000	12,159
Township of Monroe Series 2023A, GO, BAN, 4.25%, 9/11/2024	17,499	17,550
Township of Stafford Series 2023A, GO, BAN, 5.00%, 10/22/2024	39,950	40,205
Township of Union Series 2024, GO, BAN, 4.50%, 1/21/2025	51,442	52,064
Township of Verona, GO, BAN, 5.00%, 10/24/2024	7,840	7,888
Township of Voorhees Series A, GO, BAN, 4.25%, 9/25/2024	12,066	12,101
Township of West Milford, GO, BAN, 4.25%, 9/13/2024	15,749	15,794
Township of West Windsor, GO, BAN, 4.50%, 11/6/2024	20,556	20,630
Village of Ridgewood Series 2024, GO, BAN, 4.00%, 1/23/2025	27,213	27,414
		510,744
New York — 10.9%
Altmar-Parish-Williamstown Central School District, GO, BAN, 4.25%, 8/16/2024	15,000	15,045
City of New York, Fiscal Year 2012 Series 2012D-3A, GO, VRDO, LIQ : Bank of New York Mellon (The), 3.68%, 3/1/2024 (a)	51,175	51,175
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
City of New York, Fiscal Year 2013
Series 2013, Subseries A-2, GO, VRDO, LOC : Mizuho Bank Ltd., 3.70%, 3/1/2024 (a)	34,870	34,870
Series 2013A-3, GO, VRDO, LOC : Mizuho Bank Ltd., 3.70%, 3/1/2024 (a)	57,870	57,870
City of New York, Fiscal Year 2017 Series 2017A-7, GO, VRDO, LOC : Bank of the West, 3.70%, 3/1/2024 (a)	6,295	6,295
City of New York, Fiscal Year 2022 Subseries D-4, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.67%, 3/1/2024 (a)	20,400	20,400
City of New York, Fiscal Year 2023 Series 2023A, Subseries A-4, GO, VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (a)	4,775	4,775
Gloversville Enlarged School District, GO, BAN, 4.75%, 6/27/2024	31,650	31,759
Hamilton Central School District, GO, BAN, 4.75%, 7/5/2024	13,943	13,990
Horseheads Central School District Series 2023, GO, BAN, 4.25%, 9/6/2024	35,000	35,104
Metropolitan Transportation Authority, Dedicated Tax Fund
Series 2008A-1, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	10,200	10,200
Series 2008A-2B, Rev., VRDO, LOC : PNC Bank NA, 3.30%, 3/7/2024 (a)	13,900	13,900
New York City Housing Development Corp., Multi-Family Mortgage, Elliott Chelsea Development Series 2010A, Rev., VRDO, LIQ : FHLMC, 3.34%, 3/7/2024 (a)	10,000	10,000
New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development Series 2006A, Rev., VRDO, LOC : FNMA, 3.15%, 3/7/2024 (a)	4,000	4,000
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution
Series 2009BB-1, Rev., VRDO, LIQ : UBS AG, 3.45%, 3/1/2024 (a)	53,665	53,665
Series 2009BB-2, Rev., VRDO, LIQ : UBS AG, 3.68%, 3/1/2024 (a)	39,985	39,985
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2008 Series 2008BB-5, Rev., VRDO, LIQ : Bank of America NA, 3.65%, 3/1/2024 (a)	2,610	2,610
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2010 Series 2010CC, Rev., VRDO, LIQ : State Street Bank & Trust Co., 3.65%, 3/1/2024 (a)	22,030	22,030
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2011 Series 2011FF-1, Rev., VRDO, LIQ : Bank of America NA, 3.72%, 3/1/2024 (a)	3,900	3,900
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014
Series AA-5, Rev., VRDO, LIQ : Mizuho Bank Ltd., 3.65%, 3/1/2024 (a)	16,850	16,850
Series 2014AA-4, Rev., VRDO, LIQ : State Street Bank & Trust Co., 3.70%, 3/1/2024 (a)	26,165	26,165
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2021 Series 2021, Subseries EE2, Rev., VRDO, LIQ : State Street Bank & Trust Co., 3.45%, 3/1/2024 (a)	50,000	50,000
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2023
Series 2023, Subseries BB-2, Rev., VRDO, LIQ : Mizuho Bank Ltd., 3.65%, 3/1/2024 (a)	59,980	59,980
Series 2023, Subseries B-1, Rev., VRDO, LIQ : Mizuho Bank Ltd., 3.78%, 3/1/2024 (a)	61,545	61,545
New York City Transitional Finance Authority, Future Tax Secured
Series A-4, Rev., VRDO, LIQ : Mizuho Bank Ltd., 3.70%, 3/1/2024 (a)	14,095	14,095
Series 2015E-4, Rev., VRDO, LIQ : Bank of America NA, 3.72%, 3/1/2024 (a)	5,700	5,700
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Series 2013C-5, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.30%, 3/7/2024 (a)	12,465	12,465
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Series 2015A-3, Rev., VRDO, LIQ : Mizuho Bank Ltd., 3.69%, 3/1/2024 (a)	26,426	26,426
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2023 Series 2023, Subseries A3, Rev., VRDO, LIQ : Bank of New York Mellon (The), 3.68%, 3/1/2024 (a)	8,885	8,885
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	71

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York State Housing Finance Agency, 10 Barclay Street Series 2004A, Rev., VRDO, LOC : FNMA, 3.20%, 3/7/2024 (a)	20,400	20,400
New York State Housing Finance Agency, 160 Madison Avenue LLC Series 2013A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.55%, 3/1/2024 (a)	30,760	30,760
RBC Municipal Products, Inc. Trust, Floater Certificates
Series E-118, GO, VRDO, LOC : Royal Bank of Canada, 3.80%, 3/1/2024 (a) (b)	71,975	71,975
Series E-120, Rev., VRDO, LOC : Royal Bank of Canada, 3.80%, 3/1/2024 (a) (b)	19,800	19,800
Series E-124, Rev., VRDO, LOC : Royal Bank of Canada, 3.80%, 3/1/2024 (a) (b)	17,605	17,605
Series 2018-E129, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	35,000	35,000
Series E-146, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	46,325	46,325
Series E-86, GO, VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	19,165	19,165
Series E-87, GO, VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	14,600	14,600
Series E-88, GO, VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	25,835	25,835
Schalmont Central School District, GO, BAN, 5.00%, 6/21/2024	16,123	16,190
Tender Option Bond Trust Receipts/Certificates
Series 2022-XF1420, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (b)	4,800	4,800
Series 2022-XF1444, GO, VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (b)	1,875	1,875
Series 2022-XM1009, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (b)	4,445	4,445
Series 2022-XX1212, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	22,355	22,355
Series 2023-XL0441, GO, VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	3,800	3,800
Town of Monroe Series 2023A, GO, BAN, 5.00%, 8/2/2024	14,500	14,561
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series 2003B1, Rev., VRDO, LOC : US Bank NA, 3.45%, 3/1/2024 (a)	32,375	32,375
		1,115,550
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — 0.7%
Lower Cape Fear Water and Sewer Authority, Bladen Bluffs Project, Rev., VRDO, LOC : Cooperatieve Rabobank UA, 3.46%, 3/7/2024 (a)	12,765	12,765
North Carolina Housing Finance Agency, Homeownership Series 52-C, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.65%, 3/1/2024 (a)	25,000	25,000
North Carolina Medical Care Commission, Catholic Health, Rev., VRDO, 3.51%, 3/7/2024 (a)	1,700	1,700
Person County Industrial Facilities and Pollution Control Financing Authority, Recovery Zone Facility, Certainteed Gypsum, Inc., Rev., VRDO, LOC : Credit Industriel et Commercial, 3.34%, 3/7/2024 (a)	23,985	23,985
University of North Carolina, Hospital at Chapel Hill
Series A, Rev., VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (a)	2,030	2,030
Series 2003B, Rev., VRDO, LIQ : TD Bank NA, 3.28%, 3/7/2024 (a)	4,875	4,875
		70,355
North Dakota — 0.1%
North Dakota Housing Finance Agency, Home Mortgage Finance Program Series 2015C, Rev., VRDO, LIQ : TD Bank NA, 3.30%, 3/7/2024 (a)	8,000	8,000
Ohio — 1.0%
Ohio Higher Educational Facility Commission, Cleveland Clinic Health System Series 2013B-2, Rev., VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (a)	7,275	7,275
Ohio Housing Finance Agency, Mortgage-Backed Securities Program Series 2016 G, Rev., AMT, VRDO, GNMA / FNMA / FHLMC COLL, LIQ : TD Bank NA, 3.40%, 3/7/2024 (a)	11,460	11,460
RBC Municipal Products, Inc. Trust, Floater Certificates
Series 2019-E134, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	21,170	21,170
Series E132, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	42,350	42,350
Series C-18, Rev., VRDO, LOC : Royal Bank of Canada, 3.34%, 3/7/2024 (a) (b)	8,000	8,000
Tender Option Bond Trust Receipts/Certificates Series 2022-XX1247, Rev., VRDO, LOC : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	11,250	11,250
		101,505
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Oklahoma — 0.2%
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-140, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/6/2024 (a) (b)	24,610	24,610
Oregon — 0.1%
Port of Portland, International Airport Series Subseries18B, Rev., AMT, VRDO, LOC : Industrial & Commercial Bank of China, 3.70%, 3/7/2024 (a)	10,785	10,785
State of Oregon Housing and Community Services Department Series 2020B, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.38%, 3/7/2024 (a)	700	700
		11,485
Other — 0.0% ^
FHLMC, Multi-Family VRD Certificates Series M019, Class A, Rev., VRDO, LIQ : FHLMC, 3.27%, 3/7/2024 (a) (b)	511	511
Pennsylvania — 1.9%
Delaware Valley Regional Finance Authority, Local Government
Series 2020D, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/7/2024 (a)	26,510	26,510
Series 2022E, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/7/2024 (a)	12,500	12,500
Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project Series 2001A, Rev., VRDO, LOC : FNMA, 3.30%, 3/7/2024 (a)	14,610	14,610
Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project Series 2001A, Rev., VRDO, LOC : FNMA, 3.32%, 3/7/2024 (a)	14,420	14,420
Pennsylvania Higher Educational Facilities Authority, Susquehanna University Project Series 2001H-9, Rev., VRDO, LOC : PNC Bank NA, 3.30%, 3/7/2024 (a)	2,600	2,600
Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2020-132B, Rev., VRDO, LIQ : TD Bank NA, 3.30%, 3/7/2024 (a)	13,125	13,125
Pennsylvania Turnpike Commission Series 2019, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/7/2024 (a)	52,670	52,670
Philadelphia Gas Works Co.
Series 8B, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/7/2024 (a)	18,115	18,115
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
Series 8D, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/7/2024 (a)	3,560	3,560
Series C, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/7/2024 (a)	11,115	11,115
RIB Floater Trust Various States
Series 2022-030, GO, VRDO, LIQ : Barclays Bank plc, 3.89%, 3/1/2024 (a) (b)	11,225	11,225
Series 44, Rev., VRDO, LIQ : Barclays Bank plc, 3.89%, 3/1/2024 (a) (b)	3,640	3,640
Tender Option Bond Trust Receipts/Certificates Series 2023-XG0540, Rev., VRDO, LIQ : Bank of America NA, 3.34%, 3/7/2024 (a) (b)	11,250	11,250
		195,340
Rhode Island — 0.4%
City of Cranston Series 2023-1, GO, BAN, 4.25%, 8/21/2024	30,000	30,096
Rhode Island Health and Educational Building Corp., Educational Institution, International Institute of Rhode Island, Rev., VRDO, LOC : Bank of America NA, 3.38%, 3/7/2024 (a)	1,015	1,015
Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project, Rev., VRDO, 3.65%, 3/1/2024 (a)	1,295	1,295
Tender Option Bond Trust Receipts/Certificates Series 2022-YX1198, Rev., VRDO, LIQ : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	10,355	10,355
		42,761
South Carolina — 0.7%
County Square Redevelopment Corp., South Carolina Project Series 2024, Rev., BAN, 5.00%, 2/9/2025	7,000	7,110
Orangeburg County School District, GO, BAN, 5.00%, 8/16/2024	15,660	15,760
South Carolina Jobs-Economic Development Authority, Prisma Health Obligated Group Series 2018B, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	5,650	5,650
South Carolina Public Service Authority Series 2019A, Rev., VRDO, LOC : Bank of America NA, 3.40%, 3/7/2024 (a)	40,155	40,155
		68,675
Tennessee — 0.7%
Clarksville Public Building Authority, Rev., VRDO, LOC : Bank of America NA, 3.81%, 3/1/2024 (a)	12,695	12,695
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	73

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Tennessee — continued
Health Educational and Housing Facility Board of the City of Memphis (The), Ashland Lakes Apartments Series 2006A, Rev., VRDO, LOC : US Bank NA, 3.45%, 3/7/2024 (a)	2,200	2,200
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multi-Family Housing, Retreat Dry, Rev., VRDO, LOC : Citibank NA, 3.45%, 3/7/2024 (a)	4,390	4,390
Montgomery County Public Building Authority, Pooled Financing, Tennessee Country Pool, Rev., VRDO, LOC : Bank of America NA, 3.40%, 3/7/2024 (a)	2,695	2,695
Tender Option Bond Trust Receipts/Certificates
Series 2023-BAML5024, Rev., VRDO, LOC : Bank of America NA, 3.77%, 3/1/2024 (a) (b)	23,955	23,955
Series 2022-XL0369, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (b)	10,000	10,000
Series 2018-XF2576, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	16,435	16,435
		72,370
Texas — 4.4%
City of Austin, Texas Hotel Occupancy Tax, Subordinate Lien
Series 2008A, Rev., VRDO, LOC : UBS AG, 3.30%, 3/7/2024 (a)	22,645	22,645
Series 2008-B, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.38%, 3/7/2024 (a)	250	250
Collin County Housing Finance Corp., Multi-Family Housing, Huntington Apartments Project, Rev., VRDO, LOC : Northern Trust Co. (The), 3.37%, 3/7/2024 (a)	12,305	12,305
Gulf Coast Authority, American Acryl LP Project, Rev., AMT, VRDO, LOC : Bank of Tokyo-Mitsubishi UFJ Ltd., 3.31%, 3/7/2024 (a)	12,000	12,000
Gulf Coast Authority, Waste Disposal Environmental Facilities, ExxonMobil Project, Rev., VRDO, 3.70%, 3/1/2024 (a)	1,525	1,525
Harris County Cultural Education Facilities Finance Corp., Texas Childrens Hospital
Series 2015-2, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/7/2024 (a)	33,370	33,370
Series 2015-3, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/7/2024 (a)	4,825	4,825
Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project
Series 2002A, Rev., VRDO, 3.65%, 3/1/2024 (a)	13,745	13,745
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
Rev., VRDO, 3.70%, 3/1/2024 (a)	9,145	9,145
Series 2001B-2, Rev., VRDO, 3.70%, 3/1/2024 (a)	500	500
Rev., VRDO, 3.71%, 3/1/2024 (a)	8,180	8,180
Port of Port Arthur Navigation District, Texaco, Inc, Project, Rev., VRDO, 3.72%, 3/1/2024 (a)	2,000	2,000
RBC Municipal Products, Inc. Trust, Floater Certificates
Series E141, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	28,000	28,000
Series E-149, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	9,900	9,900
Series E-150, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	5,000	5,000
State of Texas, Veterans
Series 2011A, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.40%, 3/7/2024 (a)	14,220	14,220
Series 2012B, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.40%, 3/7/2024 (a)	13,590	13,590
Series 2013B, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.40%, 3/7/2024 (a)	11,210	11,210
Series 2015A, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.40%, 3/7/2024 (a)	20,500	20,500
State of Texas, Veterans Housing Assistance Program Series 2008B, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.40%, 3/11/2024 (a)	16,725	16,725
Tarrant County Cultural Education Facilities Finance Corp., Baylor Healthcare System Project Series 2011C, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	3,800	3,800
Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas Project Series 2008B, Rev., VRDO, LOC : TD Bank NA, 3.71%, 3/1/2024 (a)	42,550	42,550
Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System Series 2008A, Rev., VRDO, 3.30%, 3/11/2024 (a)	24,400	24,400
Tender Option Bond Trust Receipts/Certificates
Series 2023-XF3101, GO, VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (b)	6,665	6,665
Series 2023-XL0446, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	5,905	5,905
Series 2023-XM1105, Rev., VRDO, AGM, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	6,265	6,265
Series 2022-XF1392, Rev., VRDO, LIQ : TD Bank NA, 3.34%, 3/7/2024 (a) (b)	5,000	5,000
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Series 2023-XF1480, GO, VRDO, LIQ : TD Bank NA, 3.34%, 3/7/2024 (a) (b)	3,000	3,000
Series 2023-XL0455, GO, VRDO, LIQ : Wells Fargo Bank NA, 3.35%, 3/7/2024 (a) (b)	7,435	7,435
Texas Transportation Commission State Highway Fund, First Tier
Series 2014-B, Rev., VRDO, LIQ : Sumitomo Mitsui Banking Corp., 3.33%, 3/7/2024 (a)	82,300	82,300
Series 2014-A, Rev., 5.00%, 4/1/2024 (c)	20,000	20,018
		446,973
Utah — 0.1%
City of Murray, IHC Health Services, Inc. Series 2005D, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.65%, 3/1/2024 (a)	2,650	2,650
County of Utah, IHC Health Services, Inc. Series 2018C, Rev., VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (a)	8,100	8,100
		10,750
Virginia — 1.3%
Albemarle County Economic Development Authority, Sentara Martha Jeffers Series 2018B, Rev., VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (a)	17,995	17,995
Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project Series 2016C, Rev., VRDO, 3.35%, 3/7/2024 (a)	4,255	4,255
Loudoun County Economic Development Authority, Howard Hughes Medical Institute Series 2003F, Rev., VRDO, 3.36%, 3/7/2024 (a)	6,035	6,035
Loudoun County Economic Development Authority, Jack Kent Cooke Foundation Project Series 2004, Rev., VRDO, LOC : Northern Trust Co. (The), 3.35%, 3/7/2024 (a)	6,315	6,315
Norfolk Economic Development Authority, Sentara Healthcare Series 2016B, Rev., VRDO, 3.30%, 3/7/2024 (a)	23,400	23,400
RBC Municipal Products, Inc. Trust, Floater Certificates Series 2022C-20, Rev., VRDO, LOC : Royal Bank of Canada, 3.34%, 3/7/2024 (a) (b)	6,000	6,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — continued
Roanoke Economic Development Authority, Carilion Health System Obligated Group Series 2005A, Rev., VRDO, LIQ : PNC Bank NA, 3.30%, 3/7/2024 (a)	64,515	64,515
Tender Option Bond Trust Receipts/Certificates Series 2018-XF0606, Rev., VRDO, LIQ : Bank of America NA, 3.36%, 3/7/2024 (a) (b)	1,705	1,705
		130,220
Washington — 0.5%
City of Seattle, Municipal Light and Power Series 2023 B, Rev., VRDO, LOC : TD Bank NA, 3.79%, 3/1/2024 (a)	17,250	17,250
Port of Tacoma, Subordinate Lien Series 2019A, Rev., AMT, VRDO, LOC : PNC Bank NA, 3.40%, 3/7/2024 (a)	18,500	18,500
Tender Option Bond Trust Receipts/Certificates Series 2022-XG0400, GO, VRDO, LIQ : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	10,520	10,520
Washington State Housing Finance Commission Series 2011A, Rev., AMT, VRDO, LOC : FHLMC, 3.38%, 3/7/2024 (a)	2,140	2,140
		48,410
Wisconsin — 1.0%
Public Finance Authority, Health Care Systems Project Series 2023C, Rev., VRDO, LOC : TD Bank NA, 3.80%, 3/1/2024 (a)	27,450	27,450
Tender Option Bond Trust Receipts/Certificates
Series 2023-XF3117, Rev., VRDO, LOC : Barclays Bank plc, 4.11%, 3/1/2024 (a) (b)	18,400	18,400
Series 2024-XL0533, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.35%, 3/7/2024 (a) (b)	4,095	4,095
Wisconsin Housing and Economic Development Authority Housing
Series 2023 C, Rev., VRDO, LIQ : FHLB, 3.30%, 3/7/2024 (a)	2,500	2,500
Series 2023F, Rev., VRDO, LIQ : FHLB, 3.30%, 3/7/2024 (a)	10,000	10,000
Wisconsin Housing and Economic Development Authority, Home Ownership
Series 2015C, Rev., AMT, VRDO, LIQ : Royal Bank of Canada, 3.30%, 3/7/2024 (a)	19,305	19,305
Series 2019B, Rev., VRDO, FNMA COLL, LIQ : FHLB, 3.30%, 3/7/2024 (a)	17,400	17,400
Series 2021B, Rev., VRDO, LIQ : FHLB, 3.30%, 3/11/2024 (a)	4,000	4,000
		103,150
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	75

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Wyoming — 0.1%
Wyoming Community Development Authority
Series 2021-2, Rev., VRDO, LIQ : Royal Bank of Canada, 3.30%, 3/7/2024 (a)	9,500	9,500
Series 2023 2, Rev., VRDO, GNMA / FNMA / FHLMC COLL, LIQ : TD Bank NA, 3.30%, 3/7/2024 (a)	3,200	3,200
		12,700
Total Municipal Bonds (Cost $6,061,263)		6,061,263
	SHARES (000)
Variable Rate Demand Preferred Shares — 8.1%
California — 1.4%
Nuveen California AMT - Free Quality Municipal Income Fund Series 6, LIQ : Sumitomo Mitsui Banking Corp., 3.27%, 3/7/2024# (b)	7,500	7,500
Nuveen California Quality Municipal Income Fund
Series 7, LIQ : Royal Bank of Canada, 3.37%, 3/7/2024# (b)	21,000	21,000
Series 4, LIQ : Royal Bank of Canada, 3.37%, 3/7/2024# (b)	72,500	72,500
Series 1-1362, LIQ : Societe Generale, 3.39%, 3/7/2024# (b)	41,200	41,200
		142,200
Other — 6.7%
Nuveen AMT - Free Municipal Credit Income Fund
Series 6, LIQ : Sumitomo Mitsui Banking Corp., 3.29%, 3/7/2024# (b)	145,300	145,300
Series 5, LIQ : Societe Generale, 3.29%, 3/7/2024# (b)	110,200	110,200
Nuveen AMT - Free Quality Municipal Income Fund
Series 4-4895, LIQ : Barclays Bank plc, 3.35%, 3/7/2024# (b)	15,000	15,000
Series 3-PFD, LIQ : TD Bank NA, 3.35%, 3/7/2024# (b)	211,000	211,000
Nuveen Quality Municipal Income Fund
Series 2-2525, LIQ : Barclays Bank plc, 3.40%, 3/7/2024# (b)	151,900	151,900
Series 1-2118, LIQ : Barclays Bank plc, 3.40%, 3/7/2024# (b)	51,600	51,600
		685,000
Total Variable Rate Demand Preferred Shares (Cost $827,200)		827,200
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — 32.5%
Commercial Paper — 32.5%
Board of Regents of the University of Texas System
Series A, 3.65%, 3/7/2024	15,000	15,000
Series A, 3.60%, 3/11/2024	16,000	16,000
Series A, 3.60%, 4/1/2024	18,000	18,000
Series A, 3.60%, 4/2/2024	25,000	25,000
Series A, 3.26%, 4/3/2024	22,399	22,399
Series A, 3.60%, 4/3/2024	25,000	25,000
Series A, 3.70%, 4/4/2024	12,500	12,500
Series A, 3.65%, 4/5/2024	25,000	25,000
Series A, 3.65%, 4/5/2024	25,000	25,000
Series A, 3.70%, 4/25/2024	20,000	20,000
Series A, 3.70%, 4/26/2024	20,000	20,000
Series A, 3.42%, 5/1/2024	25,000	25,000
Series A, 3.65%, 5/6/2024	20,000	20,000
Series A, 3.55%, 5/8/2024	21,500	21,500
Series A, 3.28%, 5/9/2024	25,000	25,000
Series A, 3.65%, 5/9/2024	15,000	15,000
Series A, 3.28%, 5/14/2024	25,000	25,000
Series A, 3.48%, 5/14/2024	25,000	25,000
Series A, 3.50%, 5/16/2024	20,000	20,000
Series A, 3.45%, 5/22/2024	10,000	10,000
Series A, 3.45%, 5/30/2024	15,000	15,000
Series A, 3.50%, 6/5/2024	10,500	10,500
Series A, 3.50%, 6/5/2024	25,000	25,000
Series A, 3.50%, 6/6/2024	7,000	7,000
Series A, 3.50%, 6/6/2024	15,000	15,000
Series A, 3.40%, 6/7/2024	25,000	25,000
Series A, 3.50%, 6/10/2024	25,000	25,000
Series A, 3.50%, 6/10/2024	19,500	19,500
Series A, 3.50%, 6/11/2024	10,000	10,000
Series A, 3.28%, 6/12/2024	20,000	20,000
Series A, 3.40%, 6/13/2024	15,000	14,998
Series A, 3.50%, 6/18/2024	20,000	20,000
Series A, 3.30%, 6/25/2024	20,000	20,000
3.30%, 6/25/2024	25,000	25,000
Series A, 3.32%, 6/26/2024	25,000	25,000
Series A, 3.33%, 6/26/2024	20,000	20,000
Series A, 3.45%, 6/26/2024	20,000	20,000
Series A, 3.33%, 6/27/2024	22,300	22,300
Series A, 3.35%, 6/27/2024	25,000	25,000
Series A, 3.38%, 6/28/2024	15,000	15,000
Series A, 3.55%, 7/10/2024	25,000	25,000
Series A, 3.44%, 8/12/2024	25,000	25,000
Series A, 3.55%, 8/14/2024	14,653	14,653
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
Series A, 3.50%, 8/15/2024	10,000	10,000
Series A, 3.55%, 8/15/2024	18,430	18,430
Series A, 3.55%, 8/15/2024	10,000	10,000
California Statewide Communities Development Authority
Series 09-D, 3.60%, 3/7/2024	23,000	23,000
Series 09-D, 3.58%, 3/12/2024	17,000	17,000
Series 9B-2, 3.55%, 3/13/2024	25,000	25,000
Series 08-B, 3.50%, 3/19/2024	20,000	20,000
Series 08-B, 3.25%, 4/1/2024	3,000	3,000
Series 08-B, 3.35%, 5/2/2024	11,000	11,000
Series 9B-1, 3.25%, 5/7/2024	23,000	23,000
Series 9B-3, 3.25%, 5/7/2024	19,000	19,000
Series 9B-4, 3.23%, 5/8/2024	31,000	31,000
Series B-6, 3.30%, 5/8/2024	5,050	5,050
Series 9B-3, 3.40%, 5/9/2024	10,000	10,000
Series 06-D, 3.39%, 5/14/2024	12,000	12,000
Series 06-D, 3.30%, 5/24/2024	10,000	10,000
City of Atlanta
Series M-1, 3.45%, 4/2/2024	300	300
Series M-2, 3.45%, 4/2/2024	43,277	43,277
Series N-2, 3.45%, 4/2/2024	37,200	37,200
Series N-2, 3.55%, 4/2/2024	10,000	10,000
Series M-2, 3.58%, 4/2/2024	13,605	13,605
City of Atlanta Water and Wastewater
3.55%, 4/24/2024	31,272	31,272
City of Dallas Waterworks and Sewer System
Series G, 3.50%, 3/4/2024	43,000	43,000
City of Garland
Series 2015, 3.60%, 3/18/2024	15,000	15,000
City of Houston
Series E-1, 3.55%, 3/12/2024	5,000	5,000
Series G-2, 3.55%, 3/12/2024	5,000	5,000
Series E-1, 3.75%, 3/14/2024	5,000	5,000
Series B-6, 3.57%, 3/19/2024	45,000	45,000
Series B-1, 3.57%, 3/19/2024	45,000	45,000
Series B-6, 3.55%, 3/20/2024	20,000	20,000
Series B-4, 3.55%, 3/21/2024	20,000	20,000
City of Jacksonville
Series 94, 3.82%, 3/4/2024	15,000	15,000
Series 2016, 3.95%, 4/10/2024	111,000	111,000
City of Philadelphia Water and Wastewater
Series B, 3.65%, 3/4/2024	5,710	5,710
Series A, 3.40%, 5/9/2024	10,000	10,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
City of Rochester
Series 2014, 3.30%, 3/5/2024	25,000	25,000
Series 2011, 3.47%, 3/8/2024	80,000	80,000
Series 08-C, 3.95%, 4/10/2024	40,000	40,000
City of San Antonio
Series A, 3.45%, 7/10/2024	75,000	75,000
City of San Antonio Electric and Gas Systems
Series C, 3.58%, 4/26/2024	50,000	50,000
County of Harris
Series C, 3.80%, 3/4/2024	16,320	16,320
Series A-1, 3.80%, 3/4/2024	15,000	15,000
Series K-2, 3.47%, 3/26/2024	16,190	16,190
Series K-2, 3.53%, 4/23/2024	8,770	8,770
County of King
Series A, 3.53%, 3/4/2024	15,000	15,000
Series A, 3.52%, 3/13/2024	15,000	15,000
Series A, 3.27%, 3/19/2024	20,000	20,000
Series A, 3.40%, 3/25/2024	20,000	20,000
Series A, 3.53%, 5/6/2024	20,000	20,000
Series A, 3.51%, 5/21/2024	17,000	17,000
Denver City & County Housing Authority
3.45%, 6/5/2024	40,000	40,000
3.45%, 6/13/2024	18,000	18,000
Health and Educational Facilities Authority of the State of Missouri
Series 14-C, 3.45%, 3/8/2024	50,000	50,000
Health and Educational Facilities Authority of the State of Missouri
Series 14-E, 3.48%, 3/5/2024	50,000	50,000
Series 14-B, 3.48%, 4/4/2024	50,000	50,000
Series 14-D, 3.40%, 8/6/2024	50,000	50,000
Indiana Finance Authority
Series D-2, 3.42%, 3/6/2024	100,000	100,000
Jacksonville Aviation Authority
Series 92, 3.82%, 3/4/2024	20,000	20,000
Louisville and Jefferson County Metropolitan Sewer District
Series A-1, 3.50%, 3/4/2024	73,598	73,598
Lower Colorado River Authority
Series B, 3.50%, 3/28/2024	10,000	10,000
Maryland Health and Higher Educational Facilities Authority
Series B, 3.25%, 3/7/2024	8,290	8,290
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	77

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
Massachusetts Bay Transportation Authority Sales Tax
Series C, 3.50%, 3/7/2024	50,000	50,000
Massachusetts Water Resources Authority
Series 2016, 3.63%, 3/13/2024	7,300	7,300
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board
3.32%, 10/16/2024	20,000	20,000
Metropolitan Government of Nashville and Davidson County
Series 2021, 3.45%, 3/28/2024	35,500	35,500
Metropolitan Government of Nashville and Davidson County Health and Education Facility Board
Series 2021, 3.58%, 4/12/2024	15,000	15,000
3.35%, 10/22/2024	20,000	20,000
Michigan State University
Series G, 3.38%, 3/11/2024	24,244	24,244
Municipal Electric Authority of Georgia
Series B, 3.45%, 6/5/2024	10,000	10,000
Omaha Public Power District
Series A, 3.63%, 4/4/2024	15,000	15,000
Series A, 3.67%, 4/5/2024	12,500	12,500
Series A, 3.48%, 5/7/2024	12,500	12,500
Series A, 3.63%, 5/8/2024	15,000	15,000
Series A, 3.65%, 5/9/2024	13,700	13,700
Series A, 3.51%, 5/15/2024	14,300	14,300
Series A, 3.53%, 6/5/2024	10,000	10,000
Rutgers, The State University of New Jersey
Series B, 3.47%, 5/2/2024	10,000	10,000
Salt River Project Agricultural Improvement & Power District
3.50%, 6/13/2024	40,000	40,000
Southwestern Illinois Development Authority
Series 17-B, 3.55%, 3/8/2024	15,000	15,000
Series 17-B, 3.30%, 4/4/2024	49,870	49,870
State of California
Series A-7, 3.52%, 5/14/2024	15,260	15,260
State of Oregon Department of Administrative Services
Series A-2, 3.45%, 4/11/2024	52,443	52,443
State of Oregon Department of Transportation
Series A-1, 3.27%, 3/7/2024	20,186	20,186
Series A-1, 3.65%, 3/14/2024	48,726	48,726
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
Texas Public Finance Authority
Series 19, 3.55%, 3/7/2024	20,000	20,000
Series 16-B, 3.50%, 3/8/2024	12,000	12,000
Series 19, 3.60%, 5/8/2024	56,850	56,850
Trustees of Indiana University
Series 2018, 3.55%, 5/29/2024	20,000	20,000
Series 2018, 3.55%, 6/5/2024	26,350	26,350
University of California
Series A, 3.50%, 5/22/2024	6,000	6,000
University of Massachusetts Building Authority
Series 13B-1, 3.25%, 5/10/2024	12,800	12,800
University of Michigan
Series B, 3.65%, 5/9/2024	11,000	11,000
University of Minnesota
Series F, 3.55%, 3/12/2024	20,000	20,000
Series G, 3.55%, 4/5/2024	10,518	10,518
Series 07-B, 3.65%, 5/9/2024	9,300	9,300
Series 07-C, 3.65%, 5/9/2024	12,000	12,000
University of Pittsburgh-of the Commonwealth System of Higher Education
Series B-2, 3.85%, 3/7/2024	18,000	18,000
Series B-1, 3.35%, 5/14/2024	23,000	23,000
University of Washington
Series A, 3.45%, 3/7/2024	26,000	26,000
Series A, 3.75%, 3/12/2024	21,000	21,000
Series A, 3.50%, 3/14/2024	15,000	15,000
Total Commercial Paper (Cost $3,331,709)		3,331,709
Total Short Term Investments (Cost $3,331,709)		3,331,709
Total Investments — 99.7% (Cost $10,220,172) *		10,220,172
Other Assets Less Liabilities — 0.3%		26,564
NET ASSETS — 100.0%		10,246,736

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Money Market Funds	February 29, 2024

FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
Rev.	Revenue
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 29, 2024.
*	The cost of securities is substantially the same for federal income tax purposes.
(a)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Security is prerefunded or escrowed to maturity.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	79

JPMorgan Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 76.8%
Alabama — 0.2%
Tender Option Bond Trust Receipts/Certificates Series 2023-XM1131, Rev., VRDO, LOC : Royal Bank of Canada, 3.35%, 3/7/2024 (a) (b)	4,000	4,000
Alaska — 1.5%
Alaska Housing Finance Corp., Home Mortgage Series 2002A, Rev., AMT, VRDO, LIQ : FHLB, 3.75%, 3/1/2024 (b)	24,550	24,550
Arizona — 0.2%
Tender Option Bond Trust Receipts/Certificates Series 2023-YX1272, Rev., VRDO, LOC : Barclays Bank plc, 3.35%, 3/7/2024 (a) (b)	2,755	2,755
California — 2.3%
Alameda County Industrial Development Authority, Plyproperties Project Series 1997A, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.34%, 3/7/2024 (b)	1,760	1,760
California Public Finance Authority, Sharp Healthcare Series 2024E, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (b)	7,150	7,150
Mizuho Floater Series 2023-MIZ9122, Rev., VRDO, LIQ : Mizuho Capital Markets LLC, 4.35%, 3/1/2024 (a) (b)	14,280	14,280
Tender Option Bond Trust Receipts/Certificates
Series 2022-XF3029, Rev., VRDO, LOC : Barclays Bank plc, 4.08%, 3/1/2024 (a) (b)	1,300	1,300
Series 2023-ZF3176, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.31%, 3/7/2024 (a) (b)	6,125	6,125
Series 2022-XG0430, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	3,105	3,105
Series 2023-ZF3166, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	3,330	3,330
		37,050
Colorado — 4.6%
County of Arapahoe, Multi-Family Rental Housing, Hunter's Run Holdings LP, Rev., VRDO, LOC : FHLMC, 3.32%, 3/7/2024 (b)	325	325
RIB Floater Trust Various States
Series 2022-038, COP, VRDO, LIQ : Barclays Bank plc, 3.90%, 3/1/2024 (a) (b)	2,390	2,390
Series 2023-017, Rev., VRDO, LOC : Barclays Bank plc, 3.60%, 4/4/2024 (a) (b)	20,000	20,000
Tender Option Bond Trust Receipts/Certificates
Series 2022-XF3053, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.35%, 3/7/2024 (a) (b)	10,125	10,125
Series 2022-XX1260, Rev., VRDO, LIQ : Barclays Bank plc, 3.35%, 3/7/2024 (a) (b)	9,120	9,120
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued
Series 2022-ZF3061, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.35%, 3/7/2024 (a) (b)	3,335	3,335
Series 2023-XM1151, Rev., VRDO, LOC : UBS AG, 3.35%, 3/7/2024 (a) (b)	3,750	3,750
Series XX1261, Rev., VRDO, LIQ : Barclays Bank plc, 3.35%, 3/7/2024 (a) (b)	3,750	3,750
Series 2016-ZF0467, Rev., VRDO, LOC : Royal Bank of Canada, 3.36%, 3/7/2024 (a) (b)	3,200	3,200
Series 2023-XF3141, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.36%, 3/7/2024 (a) (b)	11,250	11,250
Series 2022-XG0424, Rev., VRDO, LIQ : Royal Bank of Canada, 3.37%, 3/7/2024 (a) (b)	4,800	4,800
Series 2023-XF1621, Rev., VRDO, LIQ : Bank of America NA, 3.41%, 3/7/2024 (a) (b)	3,750	3,750
		75,795
Connecticut — 0.4%
Regional School District No. 18, GO, BAN, 5.00%, 8/15/2024	7,300	7,328
Delaware — 0.6%
University of Delaware Series 2013 C, Rev., VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (b)	10,495	10,495
District of Columbia — 0.3%
Tender Option Bond Trust Receipts/Certificates Series 2023-XL0454, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.35%, 3/7/2024 (a) (b)	4,935	4,935
Florida — 4.9%
County of Broward, Power and Light Co., Project Series 2018A, Rev., AMT, VRDO, 3.90%, 3/1/2024 (b)	26,400	26,400
County of St. Lucie, Power and Light Co., Project
Rev., VRDO, 3.85%, 3/1/2024 (b)	2,850	2,850
Rev., VRDO, 3.90%, 3/1/2024 (b)	22,875	22,875
Florida Housing Finance Corp., Valencia Village Apartments Series 1999G-1, Rev., VRDO, FNMA, LIQ : FNMA, 3.40%, 3/7/2024 (b)	60	60
Sumter County Industrial Development Authority, Solid Waste Disposal, American Cement Co., LLC Project, Rev., VRDO, LOC : Bank of America NA, 3.50%, 3/7/2024 (b)	5,300	5,300
Tender Option Bond Trust Receipts/Certificates
Series 2022-XL0324, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	4,650	4,650
Series 2023-XL0430, Rev., VRDO, LOC : Barclays Bank plc, 3.35%, 3/7/2024 (a) (b)	3,750	3,750
Series 2023-XX1322, Rev., VRDO, LOC : Barclays Bank plc, 3.35%, 3/7/2024 (a) (b)	4,085	4,085
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
Series 2023-XF1523, Rev., VRDO, LOC : Royal Bank of Canada, 3.36%, 3/7/2024 (a) (b)	2,440	2,440
Series 2023-XF1637, Rev., VRDO, LOC : Royal Bank of Canada, 3.36%, 3/7/2024 (a) (b)	3,400	3,400
Series 2023-XG0545, Rev., VRDO, LOC : Royal Bank of Canada, 3.36%, 3/7/2024 (a) (b)	1,875	1,875
Series 2023-XF1463, Rev., VRDO, LIQ : TD Bank NA, 3.40%, 3/7/2024 (a) (b)	2,135	2,135
		79,820
Georgia — 6.5%
Bartow-Cartersville Joint Development Authority Series 2023A, Rev., AMT, VRDO, LOC : Korea Development Bank, 3.81%, 3/7/2024 (a) (b)	76,000	76,000
Development Authority of Monroe County (The), Florida Power and Light Co. Project Series 2019, Rev., AMT, VRDO, 3.45%, 3/7/2024 (b)	2,720	2,720
Development Authority of Monroe County (The), Gulf Power Co. Project, Rev., AMT, VRDO, 3.45%, 3/7/2024 (b)	20,000	20,000
Tender Option Bond Trust Receipts/Certificates
Series 2023-XF1593, Rev., VRDO, LIQ : Bank of America NA, 3.35%, 3/7/2024 (a) (b)	4,000	4,000
Series 2023-XG0520, Rev., VRDO, LIQ : Bank of America NA, 3.40%, 3/7/2024 (a) (b)	3,300	3,300
		106,020
Hawaii — 0.2%
Tender Option Bond Trust Receipts/Certificates Series 2022-YX1252, Rev., VRDO, LOC : Barclays Bank plc, 3.35%, 3/7/2024 (a) (b)	2,945	2,945
Idaho — 0.2%
Tender Option Bond Trust Receipts/Certificates Series 2023-ZF1654, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (b)	3,425	3,425
Illinois — 2.0%
County of Will, ExxonMobil Project
Rev., VRDO, 3.70%, 3/1/2024 (b)	2,630	2,630
Rev., VRDO, 3.70%, 3/1/2024 (b)	1,405	1,405
Illinois Finance Authority, The University of Chicago Medical Center Series 2010B, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.60%, 3/1/2024 (b)	2,000	2,000
Illinois Finance Authority, Toyal America, Inc., Project, Rev., VRDO, LOC : MUFG Union Bank NA, 3.31%, 3/7/2024 (b)	6,000	6,000
RIB Floater Trust Various States Series 41, Rev., VRDO, LIQ : Barclays Bank plc, 3.90%, 3/1/2024 (a) (b)	1,550	1,550
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
Tender Option Bond Trust Receipts/Certificates
Series 2023-XG0434, GO, VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	2,750	2,750
Series 2022-XX1265, GO, VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	2,660	2,660
Series 2022-XX1243, Rev., VRDO, LOC : Barclays Bank plc, 3.35%, 3/7/2024 (a) (b)	5,625	5,625
Series 2023-XG0538, Rev., VRDO, LOC : Royal Bank of Canada, 3.36%, 3/7/2024 (a) (b)	2,820	2,820
Series 2017-XG0108, Rev., VRDO, LOC : Barclays Bank plc, 3.38%, 3/7/2024 (a) (b)	5,000	5,000
		32,440
Indiana — 1.8%
City of Hammond Series 2005, Rev., VRDO, 3.48%, 3/6/2024 (b)	17,300	17,300
City of Indianapolis, Multi-Family Housing, Limited Obligations Series 2004 A, Rev., AMT, VRDO, LOC : US Bank NA, 3.55%, 3/1/2024 (b)	11,165	11,165
Gary Chicago International Airport Authority, Special Purpose Facilities, Jet Center Project, Rev., VRDO, LOC : BMO Harris Bank NA, 3.33%, 3/7/2024 (b)	1,760	1,760
		30,225
Iowa — 0.7%
Iowa Finance Authority, Cone ENT Project Series 2007, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.35%, 3/7/2024 (b)	1,895	1,895
Iowa Finance Authority, Single Family Mortgage-Backed Securities Program
Series 2019E, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.30%, 3/7/2024 (b)	4,295	4,295
Series 2020E, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.30%, 3/7/2024 (b)	850	850
Iowa Finance Authority, Unitypoint Health Project Series 2013B-2, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (b)	3,980	3,980
		11,020
Kentucky — 2.6%
Louisville Regional Airport Authority, UPS Worldwide Forwarding, Inc. Series 1999A, Rev., VRDO, 3.70%, 3/1/2024 (b)	42,700	42,700
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	81

JPMorgan Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Louisiana — 1.1%
East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project, Gulf Opportunity Zone Series 2010B, Rev., VRDO, 3.67%, 3/1/2024 (b)	14,225	14,225
Parish of St. Bernard, Mobil Oil Corp., Rev., VRDO, 3.70%, 3/1/2024 (b)	3,375	3,375
		17,600
Maryland — 2.2%
Maryland Community Development Administration, Housing and Community Development Series 2006J, Rev., AMT, VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (b)	31,890	31,890
Montgomery County Housing Opportunities Commission, Multi-Family Mortgage Series 2023A, Rev., VRDO, FHA, FNMA COLL, LOC : TD Bank NA, 3.65%, 3/1/2024 (b)	200	200
RBC Municipal Products, Inc. Trust, Floater Certificates Series 2023-G122, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	3,800	3,800
		35,890
Massachusetts — 3.6%
Cape Ann Transportation Authority, Rev., RAN, GTD, 4.50%, 7/3/2024	2,000	2,004
City of Peabody, GO, BAN, 4.00%, 7/12/2024	5,700	5,710
City of Pittsfield, GO, BAN, 4.00%, 2/21/2025	3,711	3,732
Dudley Charlton Regional School District, GO, BAN, 4.50%, 7/25/2024	895	897
Greater Attleboro-Taunton Regional Transit Authority, Rev., RAN, 4.25%, 8/16/2024	8,200	8,216
Lowell Regional Transit Authority, Rev., RAN, 4.50%, 8/16/2024	3,200	3,210
Metrowest Regional Transit Authority, Rev., TRAN, 4.50%, 9/13/2024	8,895	8,922
Nashoba Valley Technical High School District Series 2023, GO, 4.25%, 7/31/2024	1,500	1,505
RIB Floater Trust Various States Series 39, Rev., VRDO, LIQ : Barclays Bank plc, 3.91%, 3/1/2024 (a) (b)	1,235	1,235
Southeastern Regional Transit Authority, Rev., RAN, 4.50%, 8/16/2024	6,000	6,018
Tender Option Bond Trust Receipts/Certificates Series 2024-XF3218, Rev., VRDO, LOC : Barclays Bank plc, 4.08%, 3/1/2024 (a) (b)	1,600	1,600
Town of East Bridgewater, GO, BAN, 4.50%, 7/26/2024	123	123
Town of Palmer, GO, BAN, 4.75%, 11/29/2024	2,368	2,385
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — continued
Town of Plainville, GO, BAN, 4.25%, 6/27/2024	2,100	2,106
Worcester Regional Transit Authority, Rev., RAN, 4.50%, 6/21/2024	11,400	11,424
		59,087
Michigan — 2.4%
Michigan State Housing Development Authority, Rental Housing Series 2016E, Rev., AMT, VRDO, LIQ : UBS AG, 3.44%, 3/7/2024 (b)	6,875	6,875
RIB Floater Trust Various States
Series 46, Rev., VRDO, LOC : Barclays Bank plc, 3.90%, 3/1/2024 (a) (b)	11,890	11,890
Series 48, Rev., VRDO, LIQ : Barclays Bank plc, 3.90%, 3/1/2024 (a) (b)	14,800	14,800
Tender Option Bond Trust Receipts/Certificates Series 2023-XF3143, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	5,600	5,600
		39,165
Minnesota — 0.3%
City of Minneapolis, Health Care System, Fairview Health Services Series 2018C, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.60%, 3/1/2024 (b)	3,290	3,290
Minnesota Higher Education Facilities Authority, Concordia University, St. Paul Series 6Q, Rev., VRDO, LOC : US Bank NA, 3.85%, 3/1/2024 (b)	1,200	1,200
		4,490
Mississippi — 3.6%
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc., Project
Series 2007B, Rev., VRDO, 3.70%, 3/1/2024 (b)	5,925	5,925
Series 2009A, Rev., VRDO, 3.70%, 3/1/2024 (b)	1,580	1,580
Series 2009B, Rev., VRDO, 3.70%, 3/1/2024 (b)	1,375	1,375
Series 2009C, Rev., VRDO, 3.70%, 3/1/2024 (b)	125	125
Series 2009E, Rev., VRDO, 3.70%, 3/1/2024 (b)	13,850	13,850
Series 2009F, Rev., VRDO, 3.70%, 3/1/2024 (b)	1,850	1,850
Series 2010I, Rev., VRDO, 3.70%, 3/1/2024 (b)	355	355
Series 2011G, Rev., VRDO, 3.70%, 3/1/2024 (b)	3,675	3,675
Series 2007A, Rev., VRDO, 3.72%, 3/1/2024 (b)	25,000	25,000
Tender Option Bond Trust Receipts/Certificates Series 2023-XG0546, COP, VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	4,400	4,400
		58,135
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Missouri — 0.5%
Health and Educational Facilities Authority of the State of Missouri, BJC Health System Series C, Rev., VRDO, LIQ : BJC Health System, 3.30%, 3/7/2024 (b)	250	250
Health and Educational Facilities Authority of the State of Missouri, Ranken Technical College Series 2011B, Rev., VRDO, LOC : Northern Trust Co. (The), 3.65%, 3/1/2024 (b)	285	285
Missouri Development Finance Board, Cultural Facilities, Kauffman Center for The Performing Arts Project Series 2007A, Rev., VRDO, LIQ : PNC Bank NA, 3.96%, 3/1/2024 (b)	7,050	7,050
		7,585
Nebraska — 0.0% ^
Douglas County Hospital Authority No. 2, Health Facilities Series 2008-A, Rev., VRDO, LOC : US Bank NA, 3.70%, 3/1/2024 (b)	350	350
New Jersey — 5.9%
Borough of Ringwood, GO, BAN, 5.75%, 4/5/2024	6,971	6,984
Borough of South River, General Improvement water Utility Series 2023A, GO, BAN, 4.50%, 12/12/2024	8,175	8,240
City of Plainfield, GO, BAN, 4.50%, 8/9/2024	4,099	4,112
RIB Floater Trust Various States
Series 2023-005, GO, BAN, VRDO, LIQ : Barclays Bank plc, 3.93%, 3/1/2024 (a) (b)	26,470	26,470
Series 20, Rev., VRDO, LIQ : Barclays Bank plc, 3.36%, 3/7/2024 (a) (b)	5,060	5,060
Tender Option Bond Trust Receipts/Certificates
Series 2023-XL0470, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	5,185	5,185
Series 2020-XF0957, Rev., VRDO, LOC : Royal Bank of Canada, 3.37%, 3/7/2024 (a) (b)	2,500	2,500
Town of Dover, General Improvement Water Utility Series 2024, GO, BAN, 4.50%, 1/23/2025	10,000	10,100
Town of Guttenberg, GO, BAN, 5.00%, 10/18/2024	13,535	13,611
Township of Cranbury, GO, BAN, 4.25%, 4/30/2024	4,304	4,307
Township of Manchester Series 2023A, GO, BAN, 4.50%, 5/10/2024	3,750	3,754
Township of Millburn, GO, BAN, 4.50%, 1/24/2025	4,030	4,056
Township of Upper Series 2023A, GO, BAN, 4.25%, 8/14/2024	3,000	3,006
		97,385
New York — 11.7%
Batavia City School District, GO, BAN, 4.25%, 6/11/2024	6,525	6,530
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
City of Ithaca, GO, BAN, 4.75%, 7/19/2024	2,000	2,006
City of New York, Fiscal Year 2006 Series 2006, Subseries I-4, GO, VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (b)	10,535	10,535
City of New York, Fiscal Year 2012
Series 2012G-6, GO, VRDO, LOC : Mizuho Bank Ltd., 3.40%, 3/1/2024 (b)	14,600	14,600
Series 2012D-3A, GO, VRDO, LIQ : Bank of New York Mellon (The), 3.68%, 3/1/2024 (b)	5,460	5,460
City of New York, Fiscal Year 2013 Series 2013A-3, GO, VRDO, LOC : Mizuho Bank Ltd., 3.70%, 3/1/2024 (b)	5,975	5,975
City of New York, Fiscal Year 2018 Series 2018E, GO, VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (b)	10,325	10,325
City of New York, Fiscal Year 2022 Subseries D-4, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.67%, 3/1/2024 (b)	5,825	5,825
City of New York, Fiscal Year 2023
Series 2023A, Subseries A-3, GO, VRDO, LIQ : Bank of Montreal, 3.65%, 3/1/2024 (b)	1,800	1,800
Series 2023A, Subseries A-4, GO, VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (b)	4,345	4,345
County of Chemung Series 2023C, GO, BAN, 4.00%, 8/29/2024	15,000	15,017
East Meadow Union Free School District, GO, TAN, 5.00%, 6/21/2024	4,500	4,512
East Williston Union Free School District, GO, TAN, 4.75%, 5/23/2024	3,000	3,005
Hartford Central School District Series 2023, GO, BAN, 4.50%, 6/25/2024	2,500	2,505
Herricks Union Free School District, GO, TAN, 4.75%, 6/21/2024	3,320	3,326
Longwood Central School District, Suffolk County, GO, TAN, 4.75%, 6/21/2024	5,000	5,011
Metropolitan Transportation Authority, Dedicated Tax Fund Series 2008A-1, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (b)	100	100
Mount Markham Central School District Series 2023, GO, BAN, 5.00%, 6/25/2024	4,750	4,768
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Series DD-1, Rev., VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (b)	1,955	1,955
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	83

JPMorgan Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014 Series 2014AA-3, Rev., VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (b)	930	930
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2017 Series 2017 BB, Rev., VRDO, LIQ : State Street Bank & Trust Co., 3.70%, 3/1/2024 (b)	4,625	4,625
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2023 Series 2023, Subseries BB-2, Rev., VRDO, LIQ : Mizuho Bank Ltd., 3.65%, 3/1/2024 (b)	11,850	11,850
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Series 2015A-3, Rev., VRDO, LIQ : Mizuho Bank Ltd., 3.69%, 3/1/2024 (b)	1,000	1,000
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2023 Series 2023, Subseries A3, Rev., VRDO, LIQ : Bank of New York Mellon (The), 3.68%, 3/1/2024 (b)	3,430	3,430
New York State Housing Finance Agency, 350 West 43rd Street Housing Series 2001A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.80%, 3/1/2024 (b)	25,850	25,850
Palmyra Macedon Central School District Series A, GO, BAN, 5.00%, 7/18/2024	5,450	5,474
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-146, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	10,000	10,000
Skaneateles Central School District Series 2023, GO, BAN, 4.50%, 7/17/2024	7,000	7,012
Southold Union Free School District, GO, TAN, 4.50%, 6/26/2024	4,000	4,006
Springville-Griffith Institute Central School District, GO, BAN, 4.75%, 6/28/2024	3,800	3,811
State of New York Mortgage Agency Homeowner Mortgage Series 247, Rev., VRDO, LIQ : TD Bank NA, 3.30%, 3/7/2024 (b)	5,750	5,750
		191,338
North Carolina — 1.0%
Tender Option Bond Trust Receipts/Certificates
Series 2023-XF1603, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (b)	5,865	5,865
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — continued
Series 2022-XM1011, Rev., VRDO, AGM, LOC : Royal Bank of Canada, 3.37%, 3/7/2024 (a) (b)	4,200	4,200
Series 2023-XG0527, Rev., VRDO, LIQ : Bank of America NA, 3.39%, 3/7/2024 (a) (b)	4,930	4,930
University of North Carolina, Hospital at Chapel Hill Series B, Rev., VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (b)	2,180	2,180
		17,175
Ohio — 2.0%
Bowling Green City School District, Ohio Wood County School Facilities General Obligation Unlimited Tax, GO, BAN, 4.75%, 6/3/2024	3,950	3,959
City of Brecksville, GO, BAN, 4.63%, 9/19/2024	2,925	2,935
City of Delaware, GO, BAN, 4.63%, 7/3/2024	3,550	3,559
City of Westlake, Community Services Improvement Notes, GO, BAN, 4.25%, 8/29/2024	2,500	2,505
County of Belmont, Various Purpose Limited Tax, GO, BAN, 4.50%, 8/15/2024	3,590	3,601
Dublin City School District, GO, BAN, 5.00%, 12/18/2024	3,750	3,787
Ohio Housing Finance Agency, Mortgage-Backed Securities Program Series F, Rev., AMT, VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.40%, 3/7/2024 (b)	4,050	4,050
Tender Option Bond Trust Receipts/Certificates
Series 2023-XG0507, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	2,800	2,800
Series 2024-YX133, Rev., VRDO, LOC : Barclays Bank plc, 3.40%, 3/7/2024 (a) (b)	5,450	5,450
		32,646
Oklahoma — 0.1%
Tender Option Bond Trust Receipts/Certificates Series 2023-XF1572, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	2,220	2,220
Oregon — 1.0%
Marion County Housing Authority, Residence at Marian, Rev., VRDO, LOC : US Bank NA, 3.99%, 3/7/2024 (b)	210	210
Port of Portland, Special Obligation, Horizon Air Industries, Inc., Project, Rev., VRDO, LOC : Bank of America NA, 3.94%, 3/1/2024 (b)	4,325	4,325
Tender Option Bond Trust Receipts/Certificates
Series 2023-ZL0472, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.35%, 3/7/2024 (a) (b)	6,355	6,355
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Oregon — continued
Series 2023-ZL0520, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.40%, 3/7/2024 (a) (b)	4,190	4,190
Series 2023-XF1493, Rev., VRDO, LIQ : Bank of America NA, 3.42%, 3/7/2024 (a) (b)	2,085	2,085
		17,165
Other — 0.0% ^
FHLMC, Multi-Family VRD Certificates Series M019, Class A, Rev., VRDO, LIQ : FHLMC, 3.27%, 3/7/2024 (a) (b)	394	394
Pennsylvania — 2.4%
Philadelphia Authority for Industrial Development Series B-2, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/11/2024 (b)	100	100
Tender Option Bond Trust Receipts/Certificates
Series 2022-XF3041, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (b)	4,000	4,000
Series 2022-XG0412, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	3,115	3,115
Series 2022-XG0413, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	2,665	2,665
Series 2023-XG0536, GO, VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	2,500	2,500
Series 2023-ZF3186, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	1,555	1,555
Series 2023-ZL0514, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	2,775	2,775
Series 2022-XG0437, Rev., VRDO, LOC : Barclays Bank plc, 3.35%, 3/7/2024 (a) (b)	5,000	5,000
Series 2022-XM1057, Rev., VRDO, LIQ : Bank of America NA, 3.35%, 3/7/2024 (a) (b)	2,500	2,500
Series 2023-XF1634, Rev., VRDO, AGM, LOC : Royal Bank of Canada, 3.36%, 3/7/2024 (a) (b)	2,665	2,665
Series 2024-XG0551, Rev., VRDO, LOC : Royal Bank of Canada, 3.36%, 3/7/2024 (a) (b)	1,850	1,850
Series 2022-XM1083, Rev., VRDO, AGM, LOC : Royal Bank of Canada, 3.38%, 3/7/2024 (a) (b)	11,375	11,375
		40,100
South Carolina — 0.6%
Lexington County School District No. 1 Series 2023 C, GO, SCSDE, 4.75%, 3/1/2024	6,625	6,625
Tender Option Bond Trust Receipts/Certificates Series 2024-XG0552, Rev., VRDO, LOC : Royal Bank of Canada, 3.36%, 3/7/2024 (a) (b)	2,590	2,590
		9,215
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — 0.9%
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multi-Family Housing, Retreat Dry, Rev., VRDO, LOC : Citibank NA, 3.45%, 3/7/2024 (b)	4,030	4,030
Tender Option Bond Trust Receipts/Certificates
Series 2023-YX1289, Rev., VRDO, LOC : Barclays Bank plc, 3.35%, 3/7/2024 (a) (b)	5,210	5,210
Series 2022-XL0382, Rev., VRDO, LOC : Royal Bank of Canada, 3.37%, 3/7/2024 (a) (b)	5,055	5,055
		14,295
Texas — 4.4%
Gilmer Industrial Development Corp., Duoline Technologies LP Series 2008-A, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.45%, 3/7/2024 (b)	4,345	4,345
Harris County Industrial Development Corp., Exxon Corp. Project, Rev., VRDO, 3.70%, 3/1/2024 (b)	2,600	2,600
Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project Series 2001B3, Rev., VRDO, 3.70%, 3/1/2024 (b)	5,835	5,835
Lower Neches Valley Authority Industrial Development Corp., Mobil Oil Refining Corp. Project, Rev., VRDO, 3.70%, 3/1/2024 (b)	6,600	6,600
RIB Floater Trust Various States Series 2022-006, Rev., VRDO, LOC : Barclays Bank plc, 3.60%, 4/11/2024 (a) (b)	24,795	24,795
State of Texas, Veterans, GO, AMT, VRDO, LIQ : State Street Bank & Trust Co., 3.45%, 3/7/2024 (b)	5,255	5,255
State of Texas, Veterans Housing Assistance Program Series 2002A-2, GO, AMT, VRDO, LIQ : State Street Bank & Trust Co., 3.45%, 3/7/2024 (b)	2,240	2,240
Tender Option Bond Trust Receipts/Certificates
Series 2022-XF1448, GO, VRDO, PSF-GTD, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (b)	2,050	2,050
Series 2022-XM1050, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (b)	950	950
Series 2022-XM1056, GO, VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (b)	3,750	3,750
Series 2023-XF1447, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (b)	2,000	2,000
Series 2023-XF1480, GO, VRDO, LIQ : TD Bank NA, 3.34%, 3/7/2024 (a) (b)	4,890	4,890
Texas Transportation Commission State Highway Fund, First Tier Series 2014-B, Rev., VRDO, LIQ : Sumitomo Mitsui Banking Corp., 3.33%, 3/7/2024 (b)	6,000	6,000
		71,310
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	85

JPMorgan Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Utah — 0.6%
Tender Option Bond Trust Receipts/Certificates
Series 2022-XX1249, Rev., VRDO, LOC : Barclays Bank plc, 3.35%, 3/7/2024 (a) (b)	2,920	2,920
Series 2023-XM1146, Rev., VRDO, LOC : UBS AG, 3.35%, 3/7/2024 (a) (b)	6,750	6,750
		9,670
Virginia — 0.1%
Roanoke Economic Development Authority, Carilion Health System Obligated Group Series 2005A, Rev., VRDO, LIQ : PNC Bank NA, 3.30%, 3/7/2024 (b)	880	880
Washington — 0.8%
Port of Tacoma, Subordinate Lien, Rev., AMT, VRDO, LOC : PNC Bank NA, 3.40%, 3/7/2024 (b)	10,000	10,000
Tender Option Bond Trust Receipts/Certificates Series 2023-ZL0513, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.35%, 3/7/2024 (a) (b)	2,745	2,745
		12,745
Wisconsin — 1.6%
Tender Option Bond Trust Receipts/Certificates Series 2023-XL0447, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (b)	6,750	6,750
Wisconsin Health and Educational Facilities Authority, Medical College of Wisconsin, Inc., (The) Series 2008B, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (b)	15,440	15,440
Wisconsin Housing and Economic Development Authority Housing Series 2022C, Rev., VRDO, LIQ : FHLB, 3.30%, 3/7/2024 (b)	4,650	4,650
		26,840
Wyoming — 1.0%
County of Lincoln, Pollution Control, ExxonMobile Project Series 2014, Rev., AMT, VRDO, 3.70%, 3/1/2024 (b)	16,575	16,575
Total Municipal Bonds (Cost $1,257,758)		1,257,758
	SHARES (000)
Variable Rate Demand Preferred Shares — 3.5%
Other — 3.5%
Nuveen AMT - Free Municipal Credit Income Fund Series 6, LIQ : Sumitomo Mitsui Banking Corp., 3.29%, 3/7/2024# (a)	10,000	10,000
INVESTMENTS ††	SHARES (000)	VALUE ($000)

Other — continued
Nuveen AMT - Free Quality Municipal Income Fund
Series 4-4895, LIQ : Barclays Bank plc, 3.35%, 3/7/2024# (a)	20,000	20,000
Series 3-PFD, LIQ : TD Bank NA, 3.35%, 3/7/2024# (a)	7,500	7,500
Nuveen Quality Municipal Income Fund Series 2-2525, LIQ : Barclays Bank plc, 3.40%, 3/7/2024# (a)	20,000	20,000
Total Variable Rate Demand Preferred Shares (Cost $57,500)		57,500
	PRINCIPAL AMOUNT ($000)
Short Term Investments — 19.1%
Commercial Paper — 19.1%
Board of Regents of the University of Texas System
Series A, 3.55%, 5/8/2024	25,000	25,000
Series A, 3.65%, 5/9/2024	5,000	5,000
Series A, 3.45%, 5/22/2024	7,500	7,500
Series A, 3.45%, 5/30/2024	5,000	5,000
Series A, 3.50%, 6/11/2024	10,000	10,000
Series A, 3.40%, 6/13/2024	5,000	4,999
Series A, 3.50%, 8/15/2024	7,000	7,000
California Statewide Communities Development Authority
Series 9B-2, 3.55%, 3/13/2024	7,000	7,000
City of Atlanta
Series M-2, 3.45%, 4/2/2024	30,000	30,000
Series N-2, 3.45%, 4/2/2024	40,000	40,000
City of San Antonio Electric and Gas Systems
Series C, 3.58%, 4/26/2024	15,000	15,000
County of King
Series A, 3.53%, 3/4/2024	5,000	5,000
El Paso Water and Sewer
Series A, 3.60%, 3/1/2024	15,000	15,000
Series A, 3.28%, 3/5/2024	7,000	7,000
Series A, 3.60%, 5/13/2024	20,000	20,000
Health Care Authority of the City of Huntsville (The)
3.30%, 5/7/2024	40,000	40,000
Miami Dade College Foundation, Inc.
Series 2021, 3.45%, 4/2/2024	10,000	10,000
Series 2021, 3.45%, 5/7/2024	8,000	8,000
Municipal Electric Authority of Georgia
Series B, 3.45%, 6/5/2024	3,500	3,500
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
Rutgers, The State University of New Jersey
Series A, 3.30%, 3/27/2024	7,083	7,083
State of Oregon Department of Transportation
Series A-1, 3.67%, 3/7/2024	8,413	8,413
Texas Public Finance Authority
Series 19, 3.60%, 5/8/2024	10,000	10,000
University of North Texas System
Series A, 3.37%, 5/8/2024	21,700	21,700
Total Commercial Paper (Cost $312,195)		312,195
Total Short Term Investments (Cost $312,195)		312,195
Total Investments — 99.4% (Cost $1,627,453) *		1,627,453
Other Assets Less Liabilities — 0.6%		9,886
NET ASSETS — 100.0%		1,637,339

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
RAN	Revenue Anticipation Note
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 29, 2024.
*	The cost of securities is substantially the same for federal income tax purposes.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	87

JPMorgan California Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 59.8%
California — 59.8%
Alameda Public Financing Authority Series 2003A, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.05%, 3/7/2024 (a)	300	300
California Housing Finance Agency, Montecito Village Affordable LP Series 2009B, Rev., VRDO, LIQ : FHLMC, 3.05%, 3/7/2024 (a)	350	350
California Infrastructure and Economic Development Bank, Industrial Development, Silva Corks USA LLC Project Series 2006, Rev., VRDO, LOC : Bank of America NA, 3.17%, 3/7/2024 (a)	990	990
California Infrastructure and Economic Development Bank, Pleasant Mattress Inc. Series 2000A, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.20%, 3/7/2024 (a)	90	90
California Municipal Finance Authority, Multi-Family Housing, Pacific Meadows Apartments Series 2010A, Rev., VRDO, LIQ : FHLMC, 3.35%, 3/7/2024 (a)	580	580
California Public Finance Authority, Sharp Healthcare Series 2024E, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	6,200	6,200
California Statewide Communities Development Authority, American Modular System Series 2001A, Rev., VRDO, LOC : Bank of the West, 3.06%, 3/7/2024 (a)	800	800
California Statewide Communities Development Authority, Rady Children's Hospital Series 2008B, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.40%, 3/1/2024 (a)	5,445	5,445
City of Berkeley, Rev., TRAN, 5.00%, 7/24/2024	2,750	2,772
City of San Jose, Multi-Family Housing, Almaden Lake Village Apartments Series 2000A, Rev., VRDO, LOC : FNMA, 3.37%, 3/7/2024 (a)	2,000	2,000
County of Riverside Series 2023A, GO, 3.88%, 10/18/2024	10,000	10,011
County of Sacramento, Special Facilities Apartment, Cessna Aircraft Co. Project, Rev., VRDO, LOC : Bank of America NA, 3.30%, 3/7/2024 (a)	2,775	2,775
County of San Bernardino, Somerset Apartments LLC Series 1999A, Rev., VRDO, LOC : FNMA, 2.42%, 3/7/2024 (a)	950	950
County of San Diego, COP, VRDO, LOC : Northern Trust Co. (The), 2.40%, 3/7/2024 (a)	3,450	3,450
County of San Diego, Museum of Art, COP, VRDO, LOC : Wells Fargo Bank NA, 2.55%, 3/7/2024 (a)	1,300	1,300
County of Santa Cruz, Rev., TRAN, 5.00%, 7/5/2024	800	806
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Los Angeles Department of Water and Power, Power System
Series 2002, Subseries A-3, Rev., VRDO, LIQ : Bank of America NA, 3.65%, 3/1/2024 (a)	3,500	3,500
Series 2001,Subseries-3, Rev., VRDO, LIQ : Barclays Bank plc, 3.74%, 3/1/2024 (a)	1,500	1,500
Series 2019, Subseries A-2, Rev., VRDO, LIQ : Barclays Bank plc, 3.74%, 3/1/2024 (a)	1,725	1,725
Series 2021A, Subseries A-1, Rev., VRDO, LIQ : Royal Bank of Canada, 3.74%, 3/1/2024 (a)	3,500	3,500
Metropolitan Water District of Southern California, Waterworks
Series 2017A, Rev., VRDO, LIQ : PNC Bank NA, 3.60%, 3/1/2024 (a)	9,000	9,000
Series 2016 B-2, Rev., VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (a)	4,825	4,825
Mizuho Floater Series 2023-MIZ9122, Rev., VRDO, LIQ : Mizuho Capital Markets LLC, 4.35%, 3/1/2024 (a) (b)	7,600	7,600
Modesto Public Financing Authority Series 2008, Rev., VRDO, LOC : BMO Harris Bank NA, 2.40%, 3/7/2024 (a)	2,455	2,455
Norris School District Series 2014 B, GO, Zero Coupon, 5/1/2024 (c)	500	254
RBC Municipal Products, Inc. Trust, Floater Certificates Series C-21, Rev., VRDO, LOC : Royal Bank of Canada, 3.30%, 3/7/2024 (a) (b)	7,250	7,250
RIB Floater Trust Various States
Series 2022-042, Rev., VRDO, LIQ : Barclays Bank plc, 3.85%, 3/1/2024 (a) (b)	5,700	5,700
Series 45, GO, VRDO, LIQ : Barclays Bank plc, 3.85%, 3/1/2024 (a) (b)	1,970	1,970
Series 2022-010, Rev., VRDO, LOC : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	1,975	1,975
Series 40, Rev., VRDO, LIQ : Barclays Bank plc, 3.85%, 3/7/2024 (a) (b)	1,620	1,620
Series 2022-015, Rev., VRDO, LOC : Barclays Bank plc, 3.55%, 4/4/2024 (a) (b)	5,670	5,670
Sacramento County Housing Authority, Multi-Family Housing, Ashford Park Apartments Series 1996D, Rev., VRDO, FNMA, LIQ : FNMA, 2.39%, 3/7/2024 (a)	2,880	2,880
Sacramento County Housing Authority, River Terrace Apartments, Rev., VRDO, FNMA, LIQ : FNMA, 2.56%, 3/7/2024 (a)	970	970
San Diego Housing Authority, Multi-Family Housing Series 2006B, Rev., VRDO, LOC : Citibank NA, 3.38%, 3/7/2024 (a)	2,445	2,445
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
San Diego Unified School District Series 2024A, Rev., TRAN, 5.00%, 6/28/2024	1,250	1,257
Southern California Public Power Authority, Magnolia Power Project Series 2020-3, Rev., VRDO, LIQ : Bank of America NA, 3.71%, 3/1/2024 (a)	7,350	7,350
Tender Option Bond Trust Receipts/Certificates
Series 2022-XF3029, Rev., VRDO, LOC : Barclays Bank plc, 4.08%, 3/1/2024 (a) (b)	3,433	3,433
Series 2022-XF3030, Rev., VRDO, LOC : Barclays Bank plc, 4.08%, 3/1/2024 (a) (b)	3,350	3,350
Series 2023-ZF3175, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.31%, 3/7/2024 (a) (b)	5,845	5,845
Series 2023-ZF3176, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.31%, 3/7/2024 (a) (b)	2,210	2,210
Series 2023-ZF3187, GO, VRDO, LIQ : Morgan Stanley Bank NA, 3.31%, 3/7/2024 (a) (b)	4,150	4,150
Series 2021-XF2962, Rev., VRDO, LIQ : Barclays Bank plc, 3.32%, 3/7/2024 (a) (b)	270	270
Series 2022-XF3006, Rev., VRDO, LIQ : Barclays Bank plc, 3.32%, 3/7/2024 (a) (b)	4,000	4,000
Series 2022-XX1237, GO, VRDO, LIQ : Barclays Bank plc, 3.32%, 3/7/2024 (a) (b)	425	425
Series 2022-XX1239, GO, VRDO, LIQ : Barclays Bank plc, 3.32%, 3/7/2024 (a) (b)	4,675	4,675
Series 2022-XX1262, Rev., VRDO, LIQ : Barclays Bank plc, 3.32%, 3/7/2024 (a) (b)	1,875	1,875
Series 2022-XX1263, Rev., VRDO, LIQ : Barclays Bank plc, 3.32%, 3/7/2024 (a) (b)	1,875	1,875
Series 2022-YX1200, Rev., VRDO, LIQ : Barclays Bank plc, 3.32%, 3/7/2024 (a) (b)	2,500	2,500
Series 2023-XM1153, Rev., VRDO, LIQ : UBS AG, 3.32%, 3/7/2024 (a) (b)	5,970	5,970
Series 2022-XF1323, Rev., VRDO, LIQ : TD Bank NA, 3.33%, 3/7/2024 (a) (b)	2,650	2,650
Series 2022-XF1326, GO, VRDO, LIQ : TD Bank NA, 3.33%, 3/7/2024 (a) (b)	4,000	4,000
Series 2022-XF1415, Rev., VRDO, LIQ : TD Bank NA, 3.33%, 3/7/2024 (a) (b)	1,705	1,705
Series 2022-XF3025, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (b)	7,750	7,750
Series 2022-XG0372, COP, VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	3,130	3,130
Series 2022-XG0393, GO, VRDO, LOC : Barclays Bank plc, 3.33%, 3/7/2024 (a) (b)	2,400	2,400
Series 2022-XL0384, GO, VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	1,900	1,900
Series 2022-XM1007, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	3,840	3,840
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Series 2022-XM1036, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (b)	2,665	2,665
Series 2022-XM1064, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (b)	6,700	6,700
Series 2022-ZL0287, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	5,905	5,905
Series 2023-XF1524, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	1,000	1,000
Series 2023-XG0501, GO, VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	1,360	1,360
Series 2023-XL0445, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	3,330	3,330
Series 2023-XL0501, GO, VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	2,375	2,375
Series 2023-XM1114, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (b)	3,335	3,335
Series 2023-ZF3162, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	1,665	1,665
Series 2023-ZF3166, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (b)	5,000	5,000
Series 2022-XF1376, Rev., VRDO, LIQ : Bank of America NA, 3.35%, 3/7/2024 (a) (b)	2,500	2,500
Series 2022-XF1384, Rev., VRDO, LIQ : TD Bank NA, 3.36%, 3/7/2024 (a) (b)	1,500	1,500
Series 2022-XG0363, GO, VRDO, LOC : Bank of America NA, 3.38%, 3/7/2024 (a) (b)	8,330	8,330
Series 2023-007, Rev., VRDO, LOC : Barclays Bank plc, 3.55%, 3/21/2024 (a) (b)	10,000	10,000
University of California Series 2013AL-3, Rev., VRDO, 3.65%, 3/1/2024 (a)	7,335	7,335
Western Municipal Water District Facilities Authority Series 2012A, Rev., VRDO, LOC : TD Bank NA, 2.40%, 3/7/2024 (a)	300	300
		243,518
Total Municipal Bonds (Cost $243,518)		243,518
	SHARES (000)
Variable Rate Demand Preferred Shares — 9.1%
California — 9.1%
Nuveen California AMT - Free Quality Municipal Income Fund Series 6, LIQ : Sumitomo Mitsui Banking Corp., 3.27%, 3/7/2024# (b)	12,000	12,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	89

JPMorgan California Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — continued
California — continued
Nuveen California Quality Municipal Income Fund Series 1-1362, LIQ : Societe Generale, 3.39%, 3/7/2024# (b)	25,000	25,000
Total Variable Rate Demand Preferred Shares (Cost $37,000)		37,000
	PRINCIPAL AMOUNT ($000)
Short Term Investments — 30.0%
Commercial Paper — 30.0%
California Educational Facilities Authority
3.15%, 4/22/2024	12,950	12,947
3.30%, 5/2/2024	3,000	3,000
California Statewide Communities Development Authority
Series 09-D, 3.60%, 3/7/2024	7,000	7,000
Series 08-C, 3.55%, 3/12/2024	8,000	8,000
Series 9B-2, 3.55%, 3/13/2024	5,000	5,000
3.20%, 5/7/2024	3,000	3,000
Series 9B-1, 3.25%, 5/7/2024	7,000	7,000
Series B-6, 3.30%, 5/8/2024	6,000	6,000
Series 06-D, 3.30%, 5/24/2024	10,000	10,000
County of Los Angeles
3.10%, 3/7/2024	2,000	2,000
3.55%, 3/28/2024	10,000	10,000
Municipal Improvement Corp. of Los Angeles
Series A-3, 3.20%, 3/12/2024	3,000	3,000
Series A-3, 3.25%, 4/8/2024	5,000	5,000
Sacramento Municipal Utility District
Series L-1, 3.55%, 5/15/2024	5,000	5,000
San Diego County Water Authority
Series 10, 3.55%, 5/8/2024	10,000	10,000
San Diego Public Facilities Financing Authority Water
Series A, 3.20%, 5/16/2024	5,000	5,000
State of California
Series A-3, 3.45%, 3/6/2024	5,000	5,000
Series 11A-5, 3.40%, 4/3/2024	2,500	2,500
Series 11A-5, 3.20%, 4/4/2024	4,000	4,000
Series A-1, 3.22%, 5/2/2024	2,500	2,500
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
University of California
Series A, 3.50%, 5/15/2024	2,000	2,000
Series A, 3.50%, 5/22/2024	4,000	4,000
Total Commercial Paper (Cost $121,947)		121,947
Total Short Term Investments (Cost $121,947)		121,947
Total Investments — 98.9% (Cost $402,465) *		402,465
Other Assets Less Liabilities — 1.1%		4,300
NET ASSETS — 100.0%		406,765

Percentages indicated are based on net assets.

Abbreviations
AMT	Alternative Minimum Tax
COP	Certificate of Participation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
Rev.	Revenue
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 29, 2024.
*	The cost of securities is substantially the same for federal income tax purposes.
(a)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Security is prerefunded or escrowed to maturity.
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Money Market Funds	February 29, 2024

JPMorgan New York Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 93.2%
New York — 93.2%
Albany Industrial Development Agency, Civic Facility, Living Resources Corp., Project Series 2007A, Rev., VRDO, LOC : HSBC Bank USA NA, 3.30%, 3/7/2024 (a)	2,155	2,155
Alfred Almond Central School District, GO, BAN, 4.75%, 7/17/2024	4,255	4,269
Amherst Development Corp., Student Housing Facility, South Lake Village Project Series 2010B, Rev., VRDO, LOC : HSBC Bank USA NA, 3.40%, 3/7/2024 (a)	10,405	10,405
Amityville Union Free School District, GO, TAN, 4.75%, 6/14/2024	1,200	1,204
Ballston Spa Central School District, GO, BAN, 4.25%, 9/13/2024	2,915	2,921
Batavia City School District, GO, BAN, 4.25%, 6/11/2024	8,000	8,006
Battery Park City Authority
Series 2019D-1, Rev., VRDO, LIQ : TD Bank NA, 3.30%, 3/7/2024 (a)	10,450	10,450
Series 2019D-2, Rev., VRDO, LIQ : TD Bank NA, 3.30%, 3/7/2024 (a)	27,700	27,700
Bemus Point Central School District, GO, BAN, 4.50%, 7/25/2024	246	247
Build NYC Resource Corp., The Asia Society Project, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/7/2024 (a)	150	150
Byron-Bergen Central School District, GO, BAN, 4.75%, 6/14/2024	8,000	8,019
Chenango Valley Central School District, GO, BAN, 4.60%, 6/27/2024	9,000	9,025
City of Glens Falls Series 2024, GO, BAN, 4.00%, 2/28/2025	8,200	8,245
City of Hudson, GO, BAN, 4.60%, 6/21/2024	4,996	5,008
City of Ithaca, GO, BAN, 4.75%, 7/19/2024	3,954	3,966
City of New York, Fiscal Year 2006
Series 2006, Subseries I-4, GO, VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	8,875	8,875
Series 2006E-2, GO, VRDO, LOC : Bank of America NA, 3.72%, 3/1/2024 (a)	5,400	5,400
City of New York, Fiscal Year 2008
Series 2008 L-4, GO, VRDO, LOC : US Bank NA, 3.45%, 3/1/2024 (a)	6,170	6,170
Series 2008 L-3, GO, VRDO, LOC : Bank of America NA, 3.72%, 3/1/2024 (a)	15,365	15,365
City of New York, Fiscal Year 2012 Series 2012D-3A, GO, VRDO, LIQ : Bank of New York Mellon (The), 3.68%, 3/1/2024 (a)	7,825	7,825
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
City of New York, Fiscal Year 2013 Series 2013, Subseries A-2, GO, VRDO, LOC : Mizuho Bank Ltd., 3.70%, 3/1/2024 (a)	1,575	1,575
City of New York, Fiscal Year 2014 Series 2014D-4, GO, VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	1,055	1,055
City of New York, Fiscal Year 2018 Series 2018E, GO, VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	3,675	3,675
City of New York, Fiscal Year 2022
Subseries D-4, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.67%, 3/1/2024 (a)	8,935	8,935
Series 2022D, Subseries D-3, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.72%, 3/1/2024 (a)	800	800
City of New York, Fiscal Year 2023
Series 2023A, Subseries A-3, GO, VRDO, LIQ : Bank of Montreal, 3.65%, 3/1/2024 (a)	8,075	8,075
Series 2023A, Subseries A-4, GO, VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (a)	1,635	1,635
City of Peekskill, GO, BAN, 4.25%, 8/23/2024	1,650	1,654
City of Rome, GO, BAN, 4.75%, 6/12/2024	7,523	7,539
City of Troy Series 2024, GO, BAN, 4.00%, 1/31/2025	5,469	5,494
Cold Spring Harbor Central School District, GO, TAN, 4.75%, 6/26/2024	7,275	7,291
County of Chemung
Series 2023C, GO, BAN, 4.00%, 8/29/2024	35,000	35,039
Series 2023B, GO, BAN, 4.25%, 12/20/2024	2,873	2,894
County of Madison Series 2023, GO, BAN, 4.50%, 11/21/2024	1,191	1,196
County of Oneida Series 2023, GO, BAN, 4.50%, 3/1/2024	8,000	8,000
County of Tompkins Series 2024, GO, BAN, 4.00%, 2/14/2025	1,948	1,961
East Meadow Union Free School District, GO, TAN, 5.00%, 6/21/2024	5,000	5,013
Elmira City School District Series 2023, GO, BAN, 4.75%, 6/14/2024	10,200	10,241
Erie County Industrial Development Agency (The), Our Lady Victory Corp. Series 2007A, Rev., VRDO, LOC : HSBC Bank USA NA, 3.33%, 3/7/2024 (a)	2,365	2,365
Farmingdale Union Free School District Series 2023, GO, TAN, 4.50%, 6/21/2024	10,000	10,015
Geneseo Central School District Series 2023, GO, BAN, 4.75%, 6/27/2024	2,900	2,906
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	91

JPMorgan New York Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Geneva City School District Series 2023, GO, BAN, 4.50%, 7/11/2024	4,500	4,515
Glen Cove City School District, GO, BAN, 4.25%, 6/27/2024	7,715	7,726
Greece Central School District Series 2024, GO, BAN, 4.38%, 6/28/2024	4,850	4,865
Greenport Union Free School District, GO, TAN, 4.50%, 5/15/2024	3,500	3,503
Haldane Central School District Series 2023B, GO, BAN, 4.50%, 8/23/2024	365	366
Hartford Central School District Series 2023, GO, BAN, 4.50%, 6/25/2024	2,500	2,505
Hornell City School District, GO, BAN, 4.25%, 6/28/2024	6,000	6,010
Horseheads Central School District Series 2023, GO, BAN, 4.75%, 6/21/2024	2,160	2,164
Long Island Power Authority, Electric System Series 2023D, Rev., VRDO, LOC : Barclays Bank plc, 3.20%, 3/7/2024 (a)	8,500	8,500
Longwood Central School District, Suffolk County, GO, TAN, 4.75%, 6/21/2024	9,630	9,655
Maine-Endwell Central School District Series 2023, GO, BAN, 4.25%, 9/27/2024	1,593	1,596
Metropolitan Transportation Authority
Series 2005D-2, Rev., VRDO, LOC : Bank of Montreal, 3.50%, 3/1/2024 (a)	12,375	12,375
Series 2015, Subseries E-3, Rev., VRDO, LOC : Bank of America NA, 3.72%, 3/1/2024 (a)	12,630	12,630
Series 2012G-1, Rev., VRDO, LOC : Barclays Bank plc, 3.78%, 3/1/2024 (a)	9,200	9,200
Series 2015 E-1, Rev., VRDO, LOC : Barclays Bank plc, 3.78%, 3/1/2024 (a)	27,900	27,900
Series 2020B-1, Rev., VRDO, LOC : PNC Bank NA, 3.30%, 3/7/2024 (a)	23,215	23,215
Series 2020B-2, Rev., VRDO, LOC : PNC Bank NA, 3.30%, 3/7/2024 (a)	1,700	1,700
Metropolitan Transportation Authority, Dedicated Tax Fund
Series 2008A-1, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	17,510	17,510
Series 2008A-2A, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	4,825	4,825
Series 2008A-2B, Rev., VRDO, LOC : PNC Bank NA, 3.30%, 3/7/2024 (a)	32,695	32,695
Series 2005 E-2, Rev., VRDO, LOC : Bank of America NA, 3.36%, 3/7/2024 (a)	2,848	2,848
Mineola Union Free School District, GO, TAN, 4.25%, 6/26/2024	6,000	6,009
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Mount Markham Central School District Series 2023, GO, BAN, 5.00%, 6/25/2024	10,000	10,037
Naples Central School District Series 2024, GO, BAN, 3.75%, 6/25/2024	4,500	4,505
Nassau County Industrial Development Agency, Clinton Plaza Senior Housing Project, Rev., VRDO, LOC : FNMA, 3.40%, 3/7/2024 (a)	4,100	4,100
New York City Housing Development Corp., Multifamily Atlantic Court Apartments Series A, Rev., VRDO, LOC : FHLMC, 3.82%, 3/7/2024 (a)	12,000	12,000
New York City Housing Development Corp., Multi-Family Mortgage, Elliott Chelsea Development Series 2010A, Rev., VRDO, LIQ : FHLMC, 3.34%, 3/7/2024 (a)	20,095	20,095
New York City Housing Development Corp., Multi-Family Mortgage, West 26th Street Development
Series 2011B, Rev., VRDO, 3.30%, 3/7/2024 (a)	800	800
Series 2012A, Rev., VRDO, LIQ : FHLMC, 3.30%, 3/7/2024 (a)	3,650	3,650
New York City Housing Development Corp., Multi-Family Rent Housing, Gold Street Series 2006A, Rev., VRDO, LOC : FNMA, 3.30%, 3/7/2024 (a)	41,500	41,500
New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development
Series 2006A, Rev., VRDO, LOC : FNMA, 3.15%, 3/7/2024 (a)	25,050	25,050
Series 2000A, Rev., VRDO, LOC : FNMA, 3.25%, 3/7/2024 (a)	30	30
New York City Housing Development Corp., Multi-Family, 201 Pearl LLC Series 2006A, Rev., VRDO, LOC : FNMA, 3.30%, 3/7/2024 (a)	3,550	3,550
New York City Housing Development Corp., Multi-Family, 90 Washington Street Series 2005A, Rev., VRDO, LOC : FNMA, 3.34%, 3/7/2024 (a)	26,600	26,600
New York City Industrial Development Agency, Air Express International Corp., Project Series 1997, Rev., VRDO, LOC : Citibank NA, 3.40%, 3/6/2024 (a)	5,000	5,000
New York City Industrial Development Agency, Civic Facility, Rev., VRDO, LOC : TD Bank NA, 3.27%, 3/7/2024 (a)	3,325	3,325
New York City Industrial Development Agency, Washington LLC Project, Rev., VRDO, LOC : Bank of China Ltd., 4.25%, 3/1/2024 (a)	16,195	16,195
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York City Municipal Water Finance Authority, Water and Sewer System Series 2003F-2, Rev., VRDO, LOC : Citibank NA, 3.45%, 3/1/2024 (a)	600	600
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution
Series 2007, Subseries CC-2, Rev., VRDO, LIQ : State Street Bank & Trust Co., 3.45%, 3/1/2024 (a)	3,800	3,800
Series DD-1, Rev., VRDO, LIQ : TD Bank NA, 3.65%, 3/1/2024 (a)	75	75
Series BB 1A, Rev., VRDO, LIQ : State Street Bank & Trust Co., 3.70%, 3/1/2024 (a)	11,325	11,325
Series BB-1, Rev., VRDO, LIQ : Bank of America NA, 3.72%, 3/1/2024 (a)	10,795	10,795
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2008 Series 2008BB-5, Rev., VRDO, LIQ : Bank of America NA, 3.65%, 3/1/2024 (a)	300	300
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2010 Series 2010CC, Rev., VRDO, LIQ : State Street Bank & Trust Co., 3.65%, 3/1/2024 (a)	23,630	23,630
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014 Series AA-5, Rev., VRDO, LIQ : Mizuho Bank Ltd., 3.65%, 3/1/2024 (a)	8,620	8,620
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series 2015 BB-3, Rev., VRDO, LIQ : Sumitomo Mitsui Banking Corp., 3.30%, 3/7/2024 (a)	6,800	6,800
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2023 Series 2023, Subseries BB-2, Rev., VRDO, LIQ : Mizuho Bank Ltd., 3.65%, 3/1/2024 (a)	11,915	11,915
New York City Transitional Finance Authority, Future Tax Secured
Series A-4, Rev., VRDO, LIQ : Mizuho Bank Ltd., 3.70%, 3/1/2024 (a)	3,075	3,075
Rev., VRDO, LIQ : Bank of America NA, 3.72%, 3/1/2024 (a)	13,155	13,155
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Series 2015A-3, Rev., VRDO, LIQ : Mizuho Bank Ltd., 3.69%, 3/1/2024 (a)	21,319	21,319
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2023 Series 2023, Subseries A3, Rev., VRDO, LIQ : Bank of New York Mellon (The), 3.68%, 3/1/2024 (a)	3,000	3,000
New York State Dormitory Authority, Columbia University Series 2003B, Rev., VRDO, 2.85%, 3/7/2024 (a)	6,835	6,835
New York State Dormitory Authority, Cornell University
Series 2019B, Rev., VRDO, LIQ : US Bank NA, 3.40%, 3/1/2024 (a)	13,275	13,275
Series 2004A, Rev., VRDO, LIQ : Bank of New York Mellon (The), 3.32%, 3/7/2024 (a)	600	600
Series 2004B, Rev., VRDO, LIQ : Bank of New York Mellon (The), 3.32%, 3/7/2024 (a)	100	100
New York State Dormitory Authority, Fordham University Series 2008A-1, Rev., VRDO, LOC : Bank of America NA, 3.33%, 3/7/2024 (a)	550	550
New York State Dormitory Authority, Northern Westchester Hospital, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/7/2024 (a)	1,455	1,455
New York State Dormitory Authority, Royal Charter Properties, Rev., VRDO, LOC : FNMA, 3.71%, 3/7/2024 (a)	18,410	18,410
New York State Energy Research and Development Authority, Consolidated Edison Co. of New York, Inc. Project
Series 2005A-3, Rev., VRDO, LOC : Mizuho Bank Ltd., 3.28%, 3/7/2024 (a)	10,800	10,800
Series 2004C-1, Rev., VRDO, LOC : Mizuho Bank Ltd., 3.30%, 3/7/2024 (a)	17,450	17,450
Series 2005A-1, Rev., VRDO, LOC : Mizuho Bank Ltd., 3.32%, 3/7/2024 (a)	4,400	4,400
Series 2010A-1, Rev., VRDO, LOC : Scotiabank, 3.34%, 3/7/2024 (a)	400	400
New York State Housing Finance Agency Series 1995A, Rev., VRDO, LOC : FNMA, 3.82%, 3/7/2024 (a)	12,600	12,600
New York State Housing Finance Agency, 10 Barclay Street Series 2004A, Rev., VRDO, LOC : FNMA, 3.20%, 3/7/2024 (a)	39,700	39,700
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	93

JPMorgan New York Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York State Housing Finance Agency, 160 Madison Avenue LLC
Series 2013A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.55%, 3/1/2024 (a)	58,820	58,820
Series 2014A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.55%, 3/1/2024 (a)	35,600	35,600
New York State Housing Finance Agency, 240 East 39th Street Housing Series 2000, Rev., AMT, VRDO, LOC : FNMA, 3.82%, 3/7/2024 (a)	13,600	13,600
New York State Housing Finance Agency, 29 Flatbush Avenue Housing
Series 2010A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.32%, 3/7/2024 (a)	27,875	27,875
Series A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.32%, 3/7/2024 (a)	1,165	1,165
New York State Housing Finance Agency, 316 Eleventh Avenue Housing Series 2009A, Rev., VRDO, LOC : FNMA, 3.15%, 3/7/2024 (a)	5,550	5,550
New York State Housing Finance Agency, 330 Riverdale Ave Apartments Series 2008A, Rev., VRDO, LOC : Bank of America NA, 3.25%, 3/7/2024 (a)	9,950	9,950
New York State Housing Finance Agency, 330 West 39th Street Housing Series 2010A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.30%, 3/7/2024 (a)	14,685	14,685
New York State Housing Finance Agency, 350 West 43rd Street Housing Series 2002A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.80%, 3/1/2024 (a)	14,400	14,400
New York State Housing Finance Agency, 360 West 43rd Street Housing, Rev., VRDO, LOC : FNMA, 3.25%, 3/7/2024 (a)	2,400	2,400
New York State Housing Finance Agency, 363 West 30th Street Housing, Rev., VRDO, LOC : FHLMC, 3.82%, 3/7/2024 (a)	14,100	14,100
New York State Housing Finance Agency, 435 East 13th Street Housing Series 2016A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.30%, 3/7/2024 (a)	6,820	6,820
New York State Housing Finance Agency, College ARMS Apartments Series 2008A, Rev., VRDO, LIQ : FHLMC, 3.35%, 3/7/2024 (a)	6,790	6,790
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
New York State Housing Finance Agency, Historic Front Street Series 2003A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.37%, 3/11/2024 (a)	10,100	10,100
New York State Housing Finance Agency, Maiden Lane Properties LLC Series 2004A, Rev., VRDO, LOC : FNMA, 3.30%, 3/7/2024 (a)	500	500
New York State Housing Finance Agency, North End Series 2004A, Rev., VRDO, LOC : FNMA, 3.15%, 3/7/2024 (a)	400	400
New York State Housing Finance Agency, Weyant Green Apartments Series 2007A, Rev., VRDO, LOC : FNMA, 3.30%, 3/7/2024 (a)	100	100
New York State Housing Finance Agency, Worth Street, 23rd Chelsea Assocs LLC
Rev., VRDO, LOC : FNMA, 3.25%, 3/7/2024 (a)	3,400	3,400
Rev., VRDO, LOC : FNMA, 3.25%, 3/7/2024 (a)	2,100	2,100
North Collins Central School District Series 2024, GO, BAN, 4.25%, 6/27/2024	2,800	2,806
Olean City School District Series 2024, GO, BAN, 3.75%, 6/28/2024 (b)	4,000	4,005
Onondaga County Industrial Development Agency, Civic Facility, Syracuse Home Association Project, Rev., VRDO, LOC : HSBC Bank USA NA, 3.34%, 3/7/2024 (a)	7,110	7,110
Owego Apalachin Central School District, GO, BAN, 4.50%, 8/16/2024	2,439	2,447
Oyster Bay-East Norwich Central School District Series 2023, GO, BAN, 4.50%, 7/12/2024	1,000	1,003
Penn Yan Central School District, GO, BAN, 4.50%, 9/13/2024	565	567
Port Authority of New York and New Jersey Series 2023-0009, Rev., VRDO, LIQ : Citibank NA, 3.33%, 3/7/2024 (a) (c)	7,500	7,500
RBC Municipal Products, Inc. Trust, Floater Certificates
Series E-118, GO, VRDO, LOC : Royal Bank of Canada, 3.80%, 3/1/2024 (a) (c)	16,420	16,420
Series E-120, Rev., VRDO, LOC : Royal Bank of Canada, 3.80%, 3/1/2024 (a) (c)	5,300	5,300
Series 23, Rev., VRDO, LIQ : Barclays Bank plc, 3.83%, 3/1/2024 (a) (c)	4,525	4,525
Series G-120, Rev., VRDO, LOC : Royal Bank of Canada, 3.36%, 3/7/2024 (a) (c)	7,600	7,600
Series 2022-E154, Rev., VRDO, LOC : Royal Bank of Canada, 3.40%, 3/7/2024 (a) (c)	76,825	76,825
Remsenburg-Speonk Union Free School District, GO, TAN, 5.00%, 3/20/2024	975	975
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Rib Floater Trust Various States
Series 12, Rev., VRDO, LIQ : Barclays Bank plc, 3.18%, 3/1/2024 (a) (c)	10,200	10,200
Series 2022-011, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (c)	3,305	3,305
Series 2022-012, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (c)	11,830	11,830
Series 2022-008, Rev., VRDO, LOC : Barclays Bank plc, 3.55%, 4/4/2024 (a) (c)	60,000	60,000
Series 2024-002, Rev., VRDO, LOC : Barclays Bank plc, 3.55%, 4/4/2024 (a) (c)	12,500	12,500
RIB Floater Trust Various States Series 2022-009, Rev., VRDO, LIQ : Barclays Bank plc, 3.90%, 3/1/2024 (a) (c)	22,575	22,575
Roslyn Union Free School District, GO, BAN, 4.25%, 8/29/2024	1,458	1,461
Seaford Union Free School District, GO, TAN, 4.75%, 6/26/2024	4,425	4,434
Skaneateles Central School District
Series 2023, GO, BAN, 4.50%, 7/17/2024	10,000	10,017
GO, BAN, 4.50%, 8/15/2024	1,370	1,374
South Colonie Central School District Series 2023, GO, BAN, 4.25%, 12/20/2024	1,077	1,085
South Jefferson Central School District Series 2024, GO, BAN, 4.25%, 2/7/2025	2,172	2,188
Springville-Griffith Institute Central School District
GO, BAN, 4.75%, 6/28/2024	8,000	8,024
Series 2023A, GO, BAN, 4.50%, 8/16/2024	2,096	2,103
State of New York Mortgage Agency Homeowner Mortgage
Series 207, Rev., VRDO, LIQ : Royal Bank of Canada, 3.20%, 3/7/2024 (a)	200	200
Series 234, Rev., VRDO, LIQ : UBS AG, 3.20%, 3/7/2024 (a)	29,600	29,600
Series 247, Rev., VRDO, LIQ : TD Bank NA, 3.30%, 3/7/2024 (a)	29,310	29,310
Series 199, Rev., AMT, VRDO, LIQ : Royal Bank of Canada, 3.35%, 3/7/2024 (a)	10,000	10,000
Series 249, Rev., AMT, VRDO, LIQ : TD Bank NA, 3.35%, 3/7/2024 (a)	5,200	5,200
Tender Option Bond Trust Receipts/Certificates
Series 2023-XF3185, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.31%, 3/7/2024 (a) (c)	4,450	4,450
Series 2022-XF2996, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.32%, 3/7/2024 (a) (c)	3,780	3,780
Series 2022-XG0428, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.32%, 3/7/2024 (a) (c)	4,000	4,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Series 2022-XM1058, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.32%, 3/7/2024 (a) (c)	2,870	2,870
Series 2022-XM1070, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.32%, 3/7/2024 (a) (c)	3,280	3,280
Series 2023-XF3160, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.32%, 3/7/2024 (a) (c)	3,750	3,750
Series 2023-XL0414, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.32%, 3/7/2024 (a) (c)	2,000	2,000
Series 2023-XM1142, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.32%, 3/7/2024 (a) (c)	10,070	10,070
Series 2023-ZF3210, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.32%, 3/7/2024 (a) (c)	5,270	5,270
Series 2019-XF0847, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (c)	7,220	7,220
Series 2020-XG0276, Rev., VRDO, LOC : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	1,545	1,545
Series 2022-XF1312, Rev., VRDO, LIQ : TD Bank NA, 3.33%, 3/7/2024 (a) (c)	3,665	3,665
Series 2022-XF1339, GO, VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	4,090	4,090
Series 2022-XF1374, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	2,460	2,460
Series 2022-XF1382, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	2,100	2,100
Series 2022-XF1383, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	3,050	3,050
Series 2022-XF1393, Rev., VRDO, LIQ : TD Bank NA, 3.33%, 3/7/2024 (a) (c)	3,500	3,500
Series 2022-XF1399, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	1,835	1,835
Series 2022-XF1400, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	3,750	3,750
Series 2022-XF1420, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	4,800	4,800
Series 2022-XF1444, GO, VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	1,875	1,875
Series 2022-XF3002, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (c)	10,700	10,700
Series 2022-XF3013, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (c)	13,520	13,520
Series 2022-XF3016, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (c)	19,705	19,705
Series 2022-XF3021, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (c)	3,600	3,600
Series 2022-XF3043, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (c)	9,000	9,000
Series 2022-XF3047, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (c)	2,400	2,400
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	95

JPMorgan New York Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Series 2022-XG0405, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	1,875	1,875
Series 2022-XL0274, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	1,670	1,670
Series 2022-XL0322, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (c)	6,700	6,700
Series 2022-XL0353, GO, VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (c)	2,860	2,860
Series 2022-XL0381, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (c)	1,875	1,875
Series 2022-XM1006, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	2,400	2,400
Series 2022-XM1010, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (c)	2,950	2,950
Series 2022-XM1015, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (c)	18,750	18,750
Series 2022-XM1031, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (c)	3,750	3,750
Series 2022-XM1052, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (c)	5,625	5,625
Series 2022-XM1069, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (c)	2,445	2,445
Series 2022-XM1073, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (c)	3,250	3,250
Series 2022-XX1282, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (c)	4,970	4,970
Series 2022-YX1183, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (c)	2,245	2,245
Series 2022-YX1208, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (c)	12,050	12,050
Series 2022-YX1242, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (c)	5,630	5,630
Series 2022-YX1250, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (c)	1,730	1,730
Series 2022-YX1257, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (c)	3,440	3,440
Series 2022-YX1277, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (c)	2,985	2,985
Series 2022-ZF1417, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (c)	1,635	1,635
Series 2022-ZL0263, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (c)	2,240	2,240
Series 2022-ZL0350, GO, VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (c)	5,000	5,000
Series 2022-ZL0393, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (c)	2,050	2,050
Series 2023-XF0524, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (c)	7,610	7,610
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Series 2023-XF1442, Rev., VRDO, LIQ : TD Bank NA, 3.33%, 3/7/2024 (a) (c)	3,565	3,565
Series 2023-XF1495, Rev., VRDO, LIQ : TD Bank NA, 3.33%, 3/7/2024 (a) (c)	1,565	1,565
Series 2023-XF1505, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	3,350	3,350
Series 2023-XF1506, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	8,900	8,900
Series 2023-XF1507, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	11,110	11,110
Series 2023-XF1589, GO, VRDO, LIQ : TD Bank NA, 3.33%, 3/7/2024 (a) (c)	2,000	2,000
Series 2023-XF1614, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (c)	1,245	1,245
Series 2023-XF1622, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	1,875	1,875
Series 2023-XF1633, Rev., VRDO, LIQ : TD Bank NA, 3.33%, 3/7/2024 (a) (c)	3,880	3,880
Series 2023-XF1643, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	2,905	2,905
Series 2023-XF1644, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	6,470	6,470
Series 2023-XF1652, Rev., VRDO, LIQ : TD Bank NA, 3.33%, 3/7/2024 (a) (c)	3,750	3,750
Series 2023-XF1662, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	4,050	4,050
Series 2023-XF1663, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	3,335	3,335
Series 2023-XF1665, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	3,310	3,310
Series 2023-XF3107, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (c)	4,525	4,525
Series 2023-XF3161, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (c)	3,840	3,840
Series 2023-XF3169, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (c)	14,835	14,835
Series 2023-XF3182, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (c)	2,755	2,755
Series 2023-XF3184, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.33%, 3/7/2024 (a) (c)	11,575	11,575
Series 2023-XL0416, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (c)	6,710	6,710
Series 2023-XL0434, Rev., VRDO, LIQ : Bank of America NA, 3.33%, 3/7/2024 (a) (c)	20,000	20,000
Series 2023-XL0441, GO, VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (c)	2,000	2,000
Series 2023-XL0463, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (c)	5,210	5,210
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Money Market Funds	February 29, 2024

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Series 2023-XL0526, Rev., VRDO, LOC : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (c)	3,635	3,635
Series 2023-XX1281, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (c)	8,290	8,290
Series 2023-XX1323, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (c)	6,000	6,000
Series 2023-XX1324, Rev., VRDO, LIQ : Barclays Bank plc, 3.33%, 3/7/2024 (a) (c)	7,500	7,500
Series 2023-ZF1656, Rev., VRDO, LIQ : Royal Bank of Canada, 3.33%, 3/7/2024 (a) (c)	2,670	2,670
Series 2023-ZF3167, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (c)	1,875	1,875
Series 2023-ZF3171, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (c)	2,130	2,130
Series 2023-ZL0494, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (c)	4,000	4,000
Series 2023-ZL0517, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.33%, 3/7/2024 (a) (c)	1,670	1,670
Series 2020-XF2868, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (c)	1,900	1,900
Series 2020-XF2878, Rev., VRDO, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (c)	7,930	7,930
Series 2020-XX1127, Rev., VRDO, AGM, LOC : Barclays Bank plc, 3.34%, 3/7/2024 (a) (c)	5,220	5,220
Series 2022-XF1357, Rev., VRDO, LIQ : TD Bank NA, 3.34%, 3/7/2024 (a) (c)	3,750	3,750
Series 2024-ZF1699, Rev., VRDO, LIQ : Bank of America NA, 3.34%, 3/7/2024 (a) (c)	2,130	2,130
Series 2022-XF3065, Rev., VRDO, LOC : Barclays Bank plc, 3.35%, 3/7/2024 (a) (c)	5,995	5,995
Series 2023-XF1496, Rev., VRDO, LIQ : TD Bank NA, 3.35%, 3/7/2024 (a) (c)	2,150	2,150
Series 2022-XG0379, Rev., VRDO, LIQ : Bank of America NA, 3.36%, 3/7/2024 (a) (c)	1,440	1,440
Series 2022-XG0394, Rev., VRDO, LIQ : Bank of America NA, 3.36%, 3/7/2024 (a) (c)	5,040	5,040
Series 2022-XG0438, Rev., VRDO, LIQ : Bank of America NA, 3.36%, 3/7/2024 (a) (c)	3,525	3,525
Series 2023-XG0526, Rev., VRDO, LIQ : Bank of America NA, 3.36%, 3/7/2024 (a) (c)	3,200	3,200
Series 2022-ZL0270, Rev., VRDO, LIQ : Barclays Bank plc, 3.37%, 3/7/2024 (a) (c)	2,070	2,070
Town of Lewisboro, GO, BAN, 5.75%, 4/12/2024	3,048	3,055
Town of North Hempstead Series 2023A, GO, BAN, 4.00%, 3/22/2024	3,810	3,811
Town of Tonawanda Series 2023, GO, BAN, 4.50%, 8/23/2024	1,000	1,005
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Town of West Seneca Series 2024, GO, BAN, 4.00%, 2/7/2025	4,097	4,116
Triborough Bridge and Tunnel Authority
Series 2005B-4A, Rev., VRDO, LOC : TD Bank NA, 3.65%, 3/1/2024 (a)	23,195	23,195
Series 2005 B-2B, Rev., VRDO, LOC : State Street Bank & Trust Co., 3.39%, 3/7/2024 (a)	1,150	1,150
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels
Series 2003B1, Rev., VRDO, LOC : US Bank NA, 3.45%, 3/1/2024 (a)	3,500	3,500
Series 2005B-4C, Rev., VRDO, LOC : US Bank NA, 3.45%, 3/1/2024 (a)	31,930	31,930
Triborough Bridge and Tunnel Authority, Payroll Mobility Tax
Series 2022A, Rev., BAN, 5.00%, 8/15/2024	4,120	4,152
Series 2022B, Rev., BAN, 5.00%, 12/16/2024	515	522
Trust for Cultural Resources of The City of New York (The), American Museum of Natural History
Series 2008B-3, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.20%, 3/7/2024 (a)	5,815	5,815
Series 2014B1, Rev., VRDO, 3.34%, 7/15/2024 (a)	12,555	12,555
Series 2014B2, Rev., VRDO, 3.34%, 11/11/2024 (a)	12,380	12,380
Trust for Cultural Resources of The City of New York, The Museum of Modern Art
Series 2006A-1, Rev., VRDO, 2.85%, 3/7/2024 (a)	35,750	35,750
Series 2006A-2, Rev., VRDO, 2.85%, 3/7/2024 (a)	13,235	13,235
Union Endicott Central School District Series 2023, GO, BAN, 5.00%, 10/18/2024	1,641	1,648
Victor Central School District Series 2023, GO, BAN, 4.25%, 9/13/2024	2,738	2,743
Village of Cooperstown Series 2024, GO, BAN, 4.50%, 3/28/2024	3,000	3,003
Village of Endicott, GO, BAN, 4.25%, 8/23/2024	13,378	13,404
Village of Freeport Series 2023E, GO, BAN, 4.75%, 11/14/2024	4,224	4,241
Village of Haverstraw Series A, GO, BAN, 4.25%, 9/13/2024	2,279	2,284
Village of New Paltz Series 2024A, GO, BAN, 4.50%, 1/31/2025	1,000	1,009
Village of Pelham, GO, BAN, 4.25%, 9/13/2024	9,449	9,472
Village of Scotia, GO, BAN, 4.75%, 6/28/2024	3,800	3,810
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	97

JPMorgan New York Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Waterford-Halfmoon Union Free School District Series 2023, GO, BAN, 4.50%, 6/25/2024	2,500	2,505
West Genesee Central School District
Series 2024A, GO, BAN, 4.00%, 7/19/2024	3,383	3,391
Series 2023B, GO, BAN, 4.75%, 7/19/2024	4,862	4,878
West Hempstead Union Free School District, GO, TAN, 4.75%, 5/15/2024	4,900	4,906
Westchester County Industrial Development Agency, Northern Westchester Hospital, Rev., VRDO, LOC : TD Bank NA, 3.30%, 3/7/2024 (a)	605	605
Williamson Central School District Series 2023, GO, BAN, 4.25%, 12/19/2024	1,020	1,027
Windham-Ashland-Jewett Central School District, GO, BAN, 5.00%, 6/21/2024	2,300	2,308
		2,163,645
Total Municipal Bonds (Cost $2,163,645)		2,163,645
	SHARES (000)
Variable Rate Demand Preferred Shares — 6.4%
New York — 6.4%
Nuveen New York AMT - Free Quality Municipal Income Fund
Series 5, LIQ : TD Bank NA, 3.34%, 3/7/2024# (c)	40,000	40,000
Series 1, LIQ : Societe Generale, 3.35%, 3/7/2024# (c)	18,600	18,600
Series 2, LIQ : Royal Bank of Canada, 3.35%, 3/7/2024# (c)	26,800	26,800
Series 3, LIQ : Sumitomo Mitsui Banking Corp., 3.35%, 3/7/2024# (c)	43,200	43,200
Nuveen New York Quality Municipal Income Fund Series 1-PFD, LIQ : TD Bank NA, 3.39%, 3/7/2024# (c)	20,500	20,500
Total Variable Rate Demand Preferred Shares (Cost $149,100)		149,100
INVESTMENTS ††	SHARES (000)	VALUE ($000)
Total Investments — 99.6% (Cost $2,312,745) *		2,312,745
Other Assets Less Liabilities — 0.4%		8,801
NET ASSETS — 100.0%		2,321,546

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
Rev.	Revenue
TAN	Tax Anticipation Note
VRDO	Variable Rate Demand Obligation

††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 29, 2024.
*	The cost of securities is substantially the same for federal income tax purposes.
(a)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(b)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Money Market Funds	February 29, 2024

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 29, 2024
(Amounts in thousands, except per share amounts)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Securities Lending Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$69,932,815	$1,405,123	$2,123,167
Repurchase agreements, at value	15,376,000	—	395,000
Cash	1,124,989	5,737	2
Receivables:
Investment securities sold — delayed delivery securities	—	265	—
Interest from non-affiliates	252,684	7,128	9,324
Total Assets	86,686,488	1,418,253	2,527,493
LIABILITIES:
Payables:
Distributions	241,321	3,345	10,752
Investment securities purchased	125,000	—	—
Accrued liabilities:
Investment advisory fees	5,322	96	76
Administration fees	2,336	42	15
Distribution fees	1	—	—
Service fees	5,137	45	—
Custodian and accounting fees	203	21	30
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	—
Other	1,451	71	57
Total Liabilities	380,771	3,620	10,930
Net Assets	$86,305,717	$1,414,633	$2,516,563

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	99

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 29, 2024 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Securities Lending Money Market Fund
NET ASSETS:
Paid-in-Capital	$86,297,431	$1,414,615	$2,516,164
Total distributable earnings (loss)	8,286	18	399
Total Net Assets	$86,305,717	$1,414,633	$2,516,563
Net Assets:
Academy	$786,157	$—	$—
Agency	3,279,975	96,104	—
Agency SL	—	—	2,516,563
Capital	42,797,560	207,333	—
Empower	463,298	—	—
IM	13,307,523	763,488	—
Institutional Class	18,483,874	347,708	—
Morgan	4,175,385	—	—
Premier	3,008,674	—	—
Reserve	3,271	—	—
Total	$86,305,717	$1,414,633	$2,516,563
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Academy	785,798	—	—
Agency	3,277,022	96,085	—
Agency SL	—	—	2,515,901
Capital	42,779,022	207,281	—
Empower	463,109	—	—
IM	13,301,382	763,397	—
Institutional Class	18,474,994	347,646	—
Morgan	4,170,943	—	—
Premier	3,006,865	—	—
Reserve	3,268	—	—
Net Asset Value offering and redemption price per share
Academy	$1.0005	$—	$—
Agency	1.0009	1.0002	—
Agency SL	—	—	1.0003
Capital	1.0004	1.0003	—
Empower	1.0004	—	—
IM	1.0005	1.0001	—
Institutional Class	1.0005	1.0002	—
Morgan	1.0011	—	—
Premier	1.0006	—	—
Reserve	1.0008	—	—
Cost of investments in non-affiliates	$69,918,318	$1,405,105	$2,122,650
Cost of repurchase agreements	15,376,000	—	395,000
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Money Market Funds	February 29, 2024

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$51,620,000	$157,724,449	$22,041,964
Repurchase agreements, at value	9,679,000	112,661,429	17,325,000
Cash	675,001	3,875,685	567,633
Receivables:
Investment securities sold	—	—	1,492,004
Fund shares sold	21	5,579	—
Interest from non-affiliates	174,920	599,231	40,832
Total Assets	62,148,942	274,866,373	41,467,433
LIABILITIES:
Payables:
Distributions	98,929	621,710	95,134
Investment securities purchased	38,000	6,694,550	396,712
Fund shares redeemed	—	440	—
Accrued liabilities:
Investment advisory fees	3,079	16,697	2,669
Administration fees	1,169	7,326	1,171
Distribution fees	552	1,273	528
Service fees	8,942	17,426	3,770
Custodian and accounting fees	177	526	35
Trustees’ and Chief Compliance Officer’s fees	— (a)	14	— (a)
Other	2,992	12,814	2,170
Total Liabilities	153,840	7,372,776	502,189
Net Assets	$61,995,102	$267,493,597	$40,965,244

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	101

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 29, 2024 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid-in-Capital	$61,995,140	$267,566,868	$40,968,240
Total distributable earnings (loss)	(38)	(73,271)	(2,996)
Total Net Assets	$61,995,102	$267,493,597	$40,965,244
Net Assets:
Academy	$—	$7,529,994	$2,124,743
Agency	3,878,930	15,084,344	2,614,882
Capital	14,970,998	160,954,781	14,599,378
Empower	—	7,799,631	63,083
IM	—	8,449,005	178,436
Institutional Class	10,258,535	41,207,185	11,726,034
Investor	6,631	2,056,169	15,980
Morgan	7,101,838	7,815,291	3,596,110
Premier	25,760,284	13,503,049	4,814,054
Reserve	17,886	2,846,123	1,232,544
Service	—	248,025	—
Total	$61,995,102	$267,493,597	$40,965,244
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Academy	—	7,532,055	2,124,899
Agency	3,878,921	15,088,478	2,615,074
Capital	14,970,967	160,998,851	14,600,446
Empower	—	7,801,766	63,088
IM	—	8,451,322	178,450
Institutional Class	10,258,513	41,218,472	11,726,892
Investor	6,631	2,056,731	15,981
Morgan	7,101,823	7,817,431	3,596,373
Premier	25,760,227	13,506,749	4,814,406
Reserve	17,887	2,846,900	1,232,634
Service	—	248,093	—
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00
Cost of investments in non-affiliates	$51,620,000	$157,724,449	$22,041,964
Cost of repurchase agreements	9,679,000	112,661,429	17,325,000
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Money Market Funds	February 29, 2024

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$7,323,702	$194,252,641	$10,220,172
Cash	114,506	2,794,997	6
Receivables:
Investment securities sold — delayed delivery securities	—	—	1,085
Fund shares sold	88	212	—
Interest from non-affiliates	9,193	103,388	50,214
Total Assets	7,447,489	197,151,238	10,271,477
LIABILITIES:
Payables:
Distributions	16,724	552,768	22,554
Investment securities purchased	197,451	12,919,844	—
Fund shares redeemed	27	—	—
Accrued liabilities:
Investment advisory fees	416	11,625	660
Administration fees	172	5,101	290
Distribution fees	23	665	134
Service fees	810	10,368	1,003
Custodian and accounting fees	24	385	37
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	—
Other	451	11,003	63
Total Liabilities	216,098	13,511,759	24,741
Net Assets	$7,231,391	$183,639,479	$10,246,736

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	103

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 29, 2024 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund
NET ASSETS:
Paid-in-Capital	$7,231,391	$183,645,020	$10,246,998
Total distributable earnings (loss)	—	(5,541)	(262)
Total Net Assets	$7,231,391	$183,639,479	$10,246,736
Net Assets:
Academy	$—	$149,126	$—
Agency	734,542	13,673,580	542,528
Capital	—	95,150,995	—
Empower	—	1,083,842	—
IM	—	238,766	—
Institutional Class	4,275,012	50,823,877	7,769,137
Morgan	289,176	4,573,844	68,097
Premier	1,932,661	16,347,175	1,220,261
Reserve	—	1,598,274	646,713
Total	$7,231,391	$183,639,479	$10,246,736
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Academy	—	149,131	—
Agency	734,561	13,673,986	542,512
Capital	—	95,153,819	—
Empower	—	1,083,874	—
IM	—	238,773	—
Institutional Class	4,275,127	50,825,386	7,768,908
Morgan	289,183	4,573,980	68,095
Premier	1,932,713	16,347,660	1,220,225
Reserve	—	1,598,322	646,694
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00
Cost of investments in non-affiliates	$7,323,702	$194,252,641	$10,220,172
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Money Market Funds	February 29, 2024

	JPMorgan Municipal Money Market Fund	JPMorgan California Municipal Money Market Fund	JPMorgan New York Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,627,453	$402,465	$2,312,745
Cash	10	—	206
Receivables:
Investment securities sold	—	2,915	—
Investment securities sold — delayed delivery securities	175	—	2,200
Interest from non-affiliates	11,791	2,227	16,218
Due from Administrator	—	2	—
Total Assets	1,639,429	407,609	2,331,369
LIABILITIES:
Payables:
Due to custodian	—	9	—
Distributions	1,514	713	5,169
Investment securities purchased	—	—	136
Investment securities purchased — delayed delivery securities	—	—	4,005
Accrued liabilities:
Investment advisory fees	106	6	144
Administration fees	47	—	63
Distribution fees	8	3	5
Service fees	174	49	228
Custodian and accounting fees	13	11	10
Trustees’ and Chief Compliance Officer’s fees	—	— (a)	— (a)
Other	228	53	63
Total Liabilities	2,090	844	9,823
Net Assets	$1,637,339	$406,765	$2,321,546

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	105

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 29, 2024 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Municipal Money Market Fund	JPMorgan California Municipal Money Market Fund	JPMorgan New York Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$1,637,350	$406,783	$2,321,570
Total distributable earnings (loss)	(11)	(18)	(24)
Total Net Assets	$1,637,339	$406,765	$2,321,546
Net Assets:
Agency	$165,365	$29,734	$273,757
Institutional Class	1,053,991	225,576	1,580,890
Morgan	66,784	8,575	53,674
Premier	345,287	138,655	410,398
Reserve	—	—	1,862
Service	5,912	4,225	965
Total	$1,637,339	$406,765	$2,321,546
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Agency	165,351	29,727	273,755
Institutional Class	1,053,900	225,524	1,580,877
Morgan	66,778	8,573	53,674
Premier	345,257	138,623	410,395
Reserve	—	—	1,862
Service	5,912	4,224	965
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00
Cost of investments in non-affiliates	$1,627,453	$402,465	$2,312,745
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Money Market Funds	February 29, 2024

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 29, 2024
(Amounts in thousands)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Securities Lending Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,108,133	$48,569	$144,130
Interest income from affiliates	57,832	24	16
Total investment income	4,165,965	48,593	144,146
EXPENSES:
Investment advisory fees	61,293	1,166	2,123
Administration fees	29,682	568	1,028
Distribution fees (See Note 4)	8	—	—
Service fees (See Note 4)	60,181	726	—
Custodian and accounting fees	1,670	142	210
Interest expense to affiliates	—	4	1
Professional fees	406	59	53
Trustees’ and Chief Compliance Officer’s fees	292	29	31
Printing and mailing costs	12	31	19
Registration and filing fees	614	96	53
Transfer agency fees (See Note 2.F.)	1,801	123	61
Other	566	18	21
Total expenses	156,525	2,962	3,600
Less fees waived	(3,750)	(333)	(2,005)
Less expense reimbursements	(29)	(2)	(2)
Net expenses	152,746	2,627	1,593
Net investment income (loss)	4,013,219	45,966	142,553
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(7)	11	14
Change in net unrealized appreciation/depreciation on investments in non-affiliates	3,326	187	(171)
Net realized/unrealized gains (losses)	3,319	198	(157)
Change in net assets resulting from operations	$4,016,538	$46,164	$142,396
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	107

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 29, 2024 (continued)
(Amounts in thousands)

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,698,372	$13,171,902	$1,937,939
Interest income from affiliates	35,244	268,357	39,110
Income from interfund lending (net)	284	—	—
Total investment income	2,733,900	13,440,259	1,977,049
EXPENSES:
Investment advisory fees	40,201	204,800	30,135
Administration fees	19,319	99,127	14,543
Distribution fees (See Note 4)	4,723	14,800	5,563
Service fees (See Note 4)	97,362	214,450	47,969
Custodian and accounting fees	1,202	2,794	582
Professional fees	280	1,116	218
Trustees’ and Chief Compliance Officer’s fees	188	900	152
Printing and mailing costs	624	995	5
Registration and filing fees	7,868	12,055	2,431
Transfer agency fees (See Note 2.F.)	925	3,728	640
Other	185	957	274
Total expenses	172,877	555,722	102,512
Less fees waived	(6,384)	(12,367)	(3,142)
Less expense reimbursements	(7)	(31)	(6)
Net expenses	166,486	543,324	99,364
Net investment income (loss)	2,567,414	12,896,935	1,877,685
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(3)	(12,854)	569
Change in net assets resulting from operations	$2,567,411	$12,884,081	$1,878,254
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Money Market Funds	February 29, 2024

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$354,443	$7,549,661	$361,100
Interest income from affiliates	5,971	170,164	34
Total investment income	360,414	7,719,825	361,134
EXPENSES:
Investment advisory fees	5,502	118,170	8,533
Administration fees	2,659	56,803	4,146
Distribution fees (See Note 4)	228	7,256	1,794
Service fees (See Note 4)	11,301	149,211	14,674
Custodian and accounting fees	154	2,238	319
Interest expense to affiliates	—	—	39
Professional fees	76	634	115
Trustees’ and Chief Compliance Officer’s fees	47	501	63
Printing and mailing costs	48	154	65
Registration and filing fees	639	10,730	222
Transfer agency fees (See Note 2.F.)	141	2,214	175
Other	79	563	57
Total expenses	20,874	348,474	30,202
Less fees waived	(1,286)	(13,961)	(1,618)
Less expense reimbursements	(2)	(17)	(3)
Net expenses	19,586	334,496	28,581
Net investment income (loss)	340,828	7,385,329	332,553
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	174	3,922	116
Change in net assets resulting from operations	$341,002	$7,389,251	$332,669
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	109

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 29, 2024 (continued)
(Amounts in thousands)

	JPMorgan Municipal Money Market Fund	JPMorgan California Municipal Money Market Fund	JPMorgan New York Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$54,323	$15,167	$72,611
Interest income from affiliates	5	1	9
Total investment income	54,328	15,168	72,620
EXPENSES:
Investment advisory fees	1,269	402	1,732
Administration fees	612	198	840
Distribution fees (See Note 4)	95	40	63
Service fees (See Note 4)	2,379	906	3,392
Custodian and accounting fees	88	71	107
Interest expense to affiliates	3	1	5
Professional fees	58	58	64
Trustees’ and Chief Compliance Officer’s fees	31	27	32
Printing and mailing costs	120	7	40
Registration and filing fees	18	91	122
Transfer agency fees (See Note 2.F.)	34	12	58
Other	15	16	22
Total expenses	4,722	1,829	6,477
Less fees waived	(393)	(256)	(485)
Less expense reimbursements	(1)	(1)	(2)
Net expenses	4,328	1,572	5,990
Net investment income (loss)	50,000	13,596	66,630
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	10	18	15
Change in net assets resulting from operations	$50,010	$13,614	$66,645
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Money Market Funds	February 29, 2024

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,013,219	$1,469,471	$45,966	$23,905
Net realized gain (loss)	(7)	(2,088)	11	72
Change in net unrealized appreciation/depreciation	3,326	20,926	187	43
Change in net assets resulting from operations	4,016,538	1,488,309	46,164	24,020
DISTRIBUTIONS TO SHAREHOLDERS:
Academy	(41,017)	(16,740)	—	—
Agency	(157,017)	(48,443)	(3,375)	(1,052)
Capital	(2,050,389)	(850,012)	(10,043)	(4,592)
Class C (a)	—	(6)	—	—
Empower	(20,815)	(8,487)	—	—
IM	(600,853)	(197,073)	(19,915)	(11,616)
Institutional Class	(846,707)	(286,085)	(12,644)	(6,745)
Morgan	(157,477)	(28,514)	—	—
Premier	(138,092)	(34,053)	—	—
Reserve (a)	(155)	(58)	—	—
Total distributions to shareholders	(4,012,522)	(1,469,471)	(45,977)	(24,005)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	16,429,263	252,044	(93,177)	229,695
NET ASSETS:
Change in net assets	16,433,279	270,882	(92,990)	229,710
Beginning of period	69,872,438	69,601,556	1,507,623	1,277,913
End of period	$86,305,717	$69,872,438	$1,414,633	$1,507,623

(a)
On January 31, 2023, Class C Shares for JPMorgan Prime Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	111

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$142,553	$41,370	$2,567,414	$461,186
Net realized gain (loss)	14	(129)	(3)	70
Change in net unrealized appreciation/depreciation	(171)	1,568	—	—
Change in net assets resulting from operations	142,396	42,809	2,567,411	461,256
DISTRIBUTIONS TO SHAREHOLDERS:
Agency	—	—	(186,610)	(42,431)
Agency SL	(142,554)	(41,372)	—	—
Capital	—	—	(654,790)	(123,194)
Class C (a)	—	—	—	(381)
Institutional Class	—	—	(499,397)	(131,253)
Investor	—	—	(586)	(58)
Morgan	—	—	(227,995)	(21,452)
Premier	—	—	(996,799)	(142,247)
Reserve (a)	—	—	(1,051)	(173)
Total distributions to shareholders	(142,554)	(41,372)	(2,567,228)	(461,189)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	444,998	148,292	26,516,138	29,207,241
NET ASSETS:
Change in net assets	444,840	149,729	26,516,321	29,207,308
Beginning of period	2,071,723	1,921,994	35,478,781	6,271,473
End of period	$2,516,563	$2,071,723	$61,995,102	$35,478,781

(a)
On January 31, 2023, Class C Shares for JPMorgan Liquid Assets Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Money Market Funds	February 29, 2024

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,896,935	$4,678,181	$1,877,685	$484,081
Net realized gain (loss)	(12,854)	(56,799)	569	(3,269)
Change in net assets resulting from operations	12,884,081	4,621,382	1,878,254	480,812
DISTRIBUTIONS TO SHAREHOLDERS:
Academy	(463,755)	(153,967)	(33,001)	(3,465)
Agency	(658,567)	(206,805)	(108,106)	(23,485)
Capital	(7,925,971)	(3,001,431)	(816,187)	(237,685)
Class C (a)	—	—	—	(4,471)
E*Trade (b)	(4,451)	(4,606)	—	—
Empower	(499,817)	(127,065)	(14,087)	(5,266)
IM	(467,102)	(213,575)	(4,355)	(1)
Institutional Class	(1,826,038)	(666,967)	(510,937)	(148,361)
Investor	(102,057)	(49,849)	(764)	(313)
Morgan	(301,935)	(50,549)	(133,250)	(14,207)
Premier	(523,025)	(132,661)	(206,068)	(44,801)
Reserve (a)	(111,156)	(65,490)	(50,409)	(2,026)
Service	(11,702)	(5,216)	—	—
Total distributions to shareholders	(12,895,576)	(4,678,181)	(1,877,164)	(484,081)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	71,872,794	(49,057,205)	13,256,216	4,830,578
NET ASSETS:
Change in net assets	71,861,299	(49,114,004)	13,257,306	4,827,309
Beginning of period	195,632,298	244,746,302	27,707,938	22,880,629
End of period	$267,493,597	$195,632,298	$40,965,244	$27,707,938

(a)
On January 31, 2023, Class C Shares for JPMorgan U.S. Treasury Plus Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
(b)
Liquidated on September 29, 2023 for JPMorgan U.S. Government Money Market Fund.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	113

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$340,828	$50,503	$7,385,329	$1,726,741
Net realized gain (loss)	174	4	3,922	(9,194)
Change in net assets resulting from operations	341,002	50,507	7,389,251	1,717,547
DISTRIBUTIONS TO SHAREHOLDERS:
Academy	—	—	(6,990)	(3,344)
Agency	(36,955)	(4,877)	(514,665)	(84,238)
Capital	—	—	(3,899,672)	(996,077)
Empower	—	—	(29,649)	(2,540)
IM	—	—	(6,181)	(717)
Institutional Class	(209,212)	(34,779)	(2,130,022)	(512,494)
Morgan	(10,652)	(1,715)	(175,903)	(33,291)
Premier	(83,907)	(9,139)	(558,967)	(64,230)
Reserve	—	—	(62,686)	(30,054)
Total distributions to shareholders	(340,726)	(50,510)	(7,384,735)	(1,726,985)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,604,495	2,907,851	91,644,574	192,410
NET ASSETS:
Change in net assets	2,604,771	2,907,848	91,649,090	182,972
Beginning of period	4,626,620	1,718,772	91,990,389	91,807,417
End of period	$7,231,391	$4,626,620	$183,639,479	$91,990,389
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Money Market Funds	February 29, 2024

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$332,553	$147,394	$50,000	$15,596
Net realized gain (loss)	116	92	10	—
Change in net assets resulting from operations	332,669	147,486	50,010	15,596
DISTRIBUTIONS TO SHAREHOLDERS:
Agency	(18,486)	(8,477)	(4,582)	(1,484)
Institutional Class	(261,501)	(119,114)	(35,152)	(12,239)
Morgan	(1,661)	(345)	(1,500)	(386)
Premier	(32,306)	(9,053)	(8,610)	(1,392)
Reserve	(18,758)	(10,489)	—	—
Service	—	—	(166)	(98)
Total distributions to shareholders	(332,712)	(147,478)	(50,010)	(15,599)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(202,649)	2,869,568	444,936	192,960
NET ASSETS:
Change in net assets	(202,692)	2,869,576	444,936	192,957
Beginning of period	10,449,428	7,579,852	1,192,403	999,446
End of period	$10,246,736	$10,449,428	$1,637,339	$1,192,403
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	115

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,596	$7,482	$66,630	$26,734
Net realized gain (loss)	18	14	15	2
Change in net assets resulting from operations	13,614	7,496	66,645	26,736
DISTRIBUTIONS TO SHAREHOLDERS:
Agency	(1,465)	(1,183)	(9,006)	(3,001)
Institutional Class	(7,398)	(4,051)	(42,359)	(19,252)
Morgan	(202)	(75)	(1,486)	(506)
Premier	(4,447)	(2,124)	(13,737)	(3,945)
Reserve	—	—	(27)	(19)
Service	(103)	(50)	(27)	(16)
Total distributions to shareholders	(13,615)	(7,483)	(66,642)	(26,739)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(52,287)	229,765	(273,832)	1,968,005
NET ASSETS:
Change in net assets	(52,288)	229,778	(273,829)	1,968,002
Beginning of period	459,053	229,275	2,595,375	627,373
End of period	$406,765	$459,053	$2,321,546	$2,595,375
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Money Market Funds	February 29, 2024

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS:
Academy
Proceeds from shares issued	$2,386,394	$3,644,765	$—	$—
Distributions reinvested	34,436	13,056	—	—
Cost of shares redeemed	(2,252,674)	(3,958,184)	—	—
Change in net assets resulting from Academy capital transactions	168,156	(300,363)	—	—
Agency
Proceeds from shares issued	295,884,603	228,418,159	253,083	271,270
Distributions reinvested	22,774	5,893	65	—
Cost of shares redeemed	(295,395,926)	(227,063,342)	(265,767)	(179,626)
Change in net assets resulting from Agency capital transactions	511,451	1,360,710	(12,619)	91,644
Capital
Proceeds from shares issued	216,641,273	178,586,258	2,269,777	1,046,093
Distributions reinvested	1,051,982	461,084	2,789	985
Cost of shares redeemed	(216,515,493)	(177,939,917)	(2,464,868)	(830,070)
Change in net assets resulting from Capital capital transactions	1,177,762	1,107,425	(192,302)	217,008
Class C (a)
Proceeds from shares issued	—	185	—	—
Distributions reinvested	—	5	—	—
Cost of shares redeemed	—	(587)	—	—
Merger to Reserve Shares	—	(143)	—	—
Change in net assets resulting from Class C capital transactions	—	(540)	—	—
Empower
Proceeds from shares issued	807,377	273,923	—	—
Distributions reinvested	20,671	7,675	—	—
Cost of shares redeemed	(719,844)	(491,521)	—	—
Change in net assets resulting from Empower capital transactions	108,204	(209,923)	—	—
IM
Proceeds from shares issued	72,873,752	62,949,114	6,843,471	8,470,093
Distributions reinvested	11,856	5,241	—	—
Cost of shares redeemed	(65,633,480)	(66,427,768)	(6,681,836)	(8,591,558)
Change in net assets resulting from IM capital transactions	7,252,128	(3,473,413)	161,635	(121,465)

(a)
On January 31, 2023, Class C Shares for JPMorgan Prime Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	117

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS: (continued)
Institutional Class
Proceeds from shares issued	$87,539,072	$82,497,160	$2,536,206	$4,821,089
Distributions reinvested	223,831	66,696	1,583	592
Cost of shares redeemed	(83,585,960)	(83,053,723)	(2,587,680)	(4,779,173)
Change in net assets resulting from Institutional Class capital transactions	4,176,943	(489,867)	(49,891)	42,508
Morgan
Proceeds from shares issued	698,099,448	231,690,376	—	—
Distributions reinvested	13,919	3,310	—	—
Cost of shares redeemed	(695,799,310)	(230,715,280)	—	—
Change in net assets resulting from Morgan capital transactions	2,314,057	978,406	—	—
Premier
Proceeds from shares issued	50,919,662	50,171,247	—	—
Distributions reinvested	13,133	2,167	—	—
Cost of shares redeemed	(50,212,209)	(48,894,247)	—	—
Change in net assets resulting from Premier capital transactions	720,586	1,279,167	—	—
Reserve (a)
Proceeds from shares issued	133	652	—	—
Distributions reinvested	56	19	—	—
Cost of shares redeemed	(213)	(372)	—	—
Merger from Class C Shares	—	143	—	—
Change in net assets resulting from Reserve capital transactions	(24)	442	—	—
Total change in net assets resulting from capital transactions	$16,429,263	$252,044	$(93,177)	$229,695
SHARE TRANSACTIONS:
Academy
Issued	2,385,668	3,643,563	—	—
Reinvested	34,423	13,051	—	—
Redeemed	(2,252,187)	(3,956,825)	—	—
Change in Academy Shares	167,904	(300,211)	—	—
Agency
Issued	295,647,792	228,273,306	253,041	271,168
Reinvested	22,756	5,889	65	—
Redeemed	(295,158,035)	(226,917,915)	(265,715)	(179,552)
Change in Agency Shares	512,513	1,361,280	(12,609)	91,616

(a)
On January 31, 2023, Class C Shares for JPMorgan Prime Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Money Market Funds	February 29, 2024

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
SHARE TRANSACTIONS: (continued)
Capital
Issued	216,577,611	178,544,082	2,269,186	1,045,725
Reinvested	1,051,594	460,909	2,789	985
Redeemed	(216,451,227)	(177,899,358)	(2,464,156)	(829,688)
Change in Capital Shares	1,177,978	1,105,633	(192,181)	217,022
Class C (a)
Issued	—	186	—	—
Reinvested	—	5	—	—
Redeemed	—	(587)	—	—
Merger to Reserve Shares	—	(143)	—	—
Change in Class C Shares	—	(539)	—	—
Empower
Issued	807,144	273,940	—	—
Reinvested	20,665	7,671	—	—
Redeemed	(719,664)	(491,467)	—	—
Change in Empower Shares	108,145	(209,856)	—	—
IM
Issued	72,848,487	62,931,818	6,842,700	8,467,097
Reinvested	11,852	5,238	—	—
Redeemed	(65,609,997)	(66,408,089)	(6,680,990)	(8,588,529)
Change in IM Shares	7,250,342	(3,471,033)	161,710	(121,432)
Institutional Class
Issued	87,507,917	82,473,939	2,535,806	4,819,358
Reinvested	223,738	66,671	1,583	592
Redeemed	(83,556,836)	(83,030,901)	(2,587,229)	(4,777,377)
Change in Institutional Class Shares	4,174,819	(490,291)	(49,840)	42,573
Morgan
Issued	697,437,581	231,504,539	—	—
Reinvested	13,906	3,307	—	—
Redeemed	(695,136,237)	(230,528,750)	—	—
Change in Morgan Shares	2,315,250	979,096	—	—
Premier
Issued	50,894,619	50,150,616	—	—
Reinvested	13,126	2,166	—	—
Redeemed	(50,187,209)	(48,873,990)	—	—
Change in Premier Shares	720,536	1,278,792	—	—

(a)
On January 31, 2023, Class C Shares for JPMorgan Prime Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	119

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
SHARE TRANSACTIONS: (continued)
Reserve (a)
Issued	134	652	—	—
Reinvested	55	19	—	—
Redeemed	(213)	(372)	—	—
Merger from Class C Shares	—	143	—	—
Change in Reserve Shares	(24)	442	—	—

(a)
On January 31, 2023, Class C Shares for JPMorgan Prime Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Money Market Funds	February 29, 2024

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$—	$—	$7,992,894	$5,069,403
Distributions reinvested	—	—	28,283	5,448
Cost of shares redeemed	—	—	(7,187,518)	(2,720,609)
Change in net assets resulting from Agency capital transactions	—	—	833,659	2,354,242
Agency SL
Proceeds from shares issued	28,422,067	16,211,894	—	—
Cost of shares redeemed	(27,977,069)	(16,063,602)	—	—
Change in net assets resulting from Agency SL capital transactions	444,998	148,292	—	—
Capital
Proceeds from shares issued	—	—	23,629,340	13,943,986
Distributions reinvested	—	—	388,734	54,875
Cost of shares redeemed	—	—	(18,681,103)	(6,169,090)
Change in net assets resulting from Capital capital transactions	—	—	5,336,971	7,829,771
Class C (a)
Proceeds from shares issued	—	—	—	26,345
Distributions reinvested	—	—	—	297
Cost of shares redeemed	—	—	—	(23,034)
Merger to Reserve Shares	—	—	—	(25,172)
Change in net assets resulting from Class C capital transactions	—	—	—	(21,564)
Institutional Class
Proceeds from shares issued	—	—	18,791,784	13,363,433
Distributions reinvested	—	—	51,669	10,405
Cost of shares redeemed	—	—	(16,862,930)	(6,858,978)
Change in net assets resulting from Institutional Class capital transactions	—	—	1,980,523	6,514,860
Investor
Proceeds from shares issued	—	—	26,776	2,071
Distributions reinvested	—	—	586	58
Cost of shares redeemed	—	—	(23,744)	(920)
Change in net assets resulting from Investor capital transactions	—	—	3,618	1,209

(a)
On January 31, 2023, Class C Shares for JPMorgan Liquid Assets Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	121

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS: (continued)
Morgan
Proceeds from shares issued	$—	$—	$9,444,344	$2,403,544
Distributions reinvested	—	—	227,024	20,834
Cost of shares redeemed	—	—	(4,747,128)	(699,885)
Change in net assets resulting from Morgan capital transactions	—	—	4,924,240	1,724,493
Premier
Proceeds from shares issued	—	—	37,882,075	17,176,796
Distributions reinvested	—	—	713,592	78,642
Cost of shares redeemed	—	—	(25,147,727)	(6,475,677)
Change in net assets resulting from Premier capital transactions	—	—	13,447,940	10,779,761
Reserve (a)
Proceeds from shares issued	—	—	2,480	1,378
Distributions reinvested	—	—	1,038	172
Cost of shares redeemed	—	—	(14,331)	(2,253)
Merger from Class C Shares	—	—	—	25,172
Change in net assets resulting from Reserve capital transactions	—	—	(10,813)	24,469
Total change in net assets resulting from capital transactions	$444,998	$148,292	$26,516,138	$29,207,241
SHARE TRANSACTIONS:
Agency
Issued	—	—	7,992,890	5,069,402
Reinvested	—	—	28,283	5,448
Redeemed	—	—	(7,187,514)	(2,720,609)
Change in Agency Shares	—	—	833,659	2,354,241
Agency SL
Issued	28,415,276	16,215,187	—	—
Redeemed	(27,970,198)	(16,067,147)	—	—
Change in Agency SL Shares	445,078	148,040	—	—
Capital
Issued	—	—	23,629,333	13,943,986
Reinvested	—	—	388,734	54,875
Redeemed	—	—	(18,681,096)	(6,169,073)
Change in Capital Shares	—	—	5,336,971	7,829,788

(a)
On January 31, 2023, Class C Shares for JPMorgan Liquid Assets Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Money Market Funds	February 29, 2024

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
SHARE TRANSACTIONS: (continued)
Class C (a)
Issued	—	—	—	26,344
Reinvested	—	—	—	297
Redeemed	—	—	—	(23,034)
Merger to Reserve Shares	—	—	—	(25,173)
Change in Class C Shares	—	—	—	(21,566)
Institutional Class
Issued	—	—	18,791,777	13,363,426
Reinvested	—	—	51,669	10,405
Redeemed	—	—	(16,862,922)	(6,858,978)
Change in Institutional Class Shares	—	—	1,980,524	6,514,853
Investor
Issued	—	—	26,776	2,071
Reinvested	—	—	586	58
Redeemed	—	—	(23,744)	(920)
Change in Investor Shares	—	—	3,618	1,209
Morgan
Issued	—	—	9,444,341	2,403,537
Reinvested	—	—	227,024	20,834
Redeemed	—	—	(4,747,126)	(699,885)
Change in Morgan Shares	—	—	4,924,239	1,724,486
Premier
Issued	—	—	37,882,069	17,176,794
Reinvested	—	—	713,592	78,642
Redeemed	—	—	(25,147,719)	(6,475,676)
Change in Premier Shares	—	—	13,447,942	10,779,760
Reserve (a)
Issued	—	—	2,480	1,377
Reinvested	—	—	1,038	172
Redeemed	—	—	(14,331)	(2,253)
Merger from Class C Shares	—	—	—	25,173
Change in Reserve Shares	—	—	(10,813)	24,469

(a)
On January 31, 2023, Class C Shares for JPMorgan Liquid Assets Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS:
Academy
Proceeds from shares issued	$53,182,585	$95,150,543	$4,301,007	$311,239
Distributions reinvested	215,598	108,642	32,980	3,424
Cost of shares redeemed	(50,135,319)	(101,724,029)	(2,362,775)	(161,251)
Change in net assets resulting from Academy capital transactions	3,262,864	(6,464,844)	1,971,212	153,412
Agency
Proceeds from shares issued	1,661,966,769	1,677,492,219	176,699,617	102,091,551
Distributions reinvested	125,107	15,553	17,483	2,319
Cost of shares redeemed	(1,657,105,730)	(1,675,892,058)	(175,847,545)	(101,263,308)
Change in net assets resulting from Agency capital transactions	4,986,146	1,615,714	869,555	830,562
Capital
Proceeds from shares issued	1,584,656,969	1,876,389,058	158,317,393	139,063,231
Distributions reinvested	3,619,986	1,415,580	329,533	82,147
Cost of shares redeemed	(1,547,126,266)	(1,924,443,092)	(156,214,766)	(137,761,889)
Change in net assets resulting from Capital capital transactions	41,150,689	(46,638,454)	2,432,160	1,383,489
Class C (a)
Proceeds from shares issued	—	—	—	574,894
Distributions reinvested	—	—	—	3,437
Cost of shares redeemed	—	—	—	(706,703)
Merger to Reserve Shares	—	—	—	(332,678)
Change in net assets resulting from Class C capital transactions	—	—	—	(461,050)
E*Trade (b)
Proceeds from shares issued	56,905	193,092	—	—
Distributions reinvested	4,451	4,605	—	—
Cost of shares redeemed	(346,123)	(300,518)	—	—
Change in net assets resulting from E*Trade capital transactions	(284,767)	(102,821)	—	—
Empower
Proceeds from shares issued	35,751,425	12,713,279	159,483	1,200,414
Distributions reinvested	235,331	79,191	7,874	2,716
Cost of shares redeemed	(33,580,802)	(11,558,268)	(1,311,109)	(108,294)
Change in net assets resulting from Empower capital transactions	2,405,954	1,234,202	(1,143,752)	1,094,836

(a)
On January 31, 2023, Class C Shares for JPMorgan U.S. Treasury Plus Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
(b)
Liquidated on September 29, 2023 for JPMorgan U.S. Government Money Market Fund.
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Money Market Funds	February 29, 2024

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS: (continued)
IM
Proceeds from shares issued	$70,097,315	$71,463,577	$1,173,416	$110
Distributions reinvested	25,622	23,677	1,543	1
Cost of shares redeemed	(71,130,784)	(72,074,039)	(996,669)	—
Change in net assets resulting from IM capital transactions	(1,007,847)	(586,785)	178,290	111
Institutional Class
Proceeds from shares issued	357,149,246	356,479,846	59,665,877	55,007,660
Distributions reinvested	691,115	180,439	187,074	59,114
Cost of shares redeemed	(346,296,173)	(354,444,196)	(56,350,012)	(54,805,997)
Change in net assets resulting from Institutional Class capital transactions	11,544,188	2,216,089	3,502,939	260,777
Investor
Proceeds from shares issued	3,023,025	2,741,105	76,309	89,228
Distributions reinvested	102,056	49,849	13	—
Cost of shares redeemed	(3,475,491)	(2,242,091)	(76,317)	(89,915)
Change in net assets resulting from Investor capital transactions	(350,410)	548,863	5	(687)
Morgan
Proceeds from shares issued	1,022,471,820	329,986,817	579,733,212	123,203,416
Distributions reinvested	97,810	18,287	17,625	1,999
Cost of shares redeemed	(1,018,781,449)	(327,933,726)	(577,265,567)	(122,445,317)
Change in net assets resulting from Morgan capital transactions	3,788,181	2,071,378	2,485,270	760,098
Premier
Proceeds from shares issued	253,499,288	201,112,688	44,055,414	55,492,592
Distributions reinvested	152,804	17,686	118,435	18,396
Cost of shares redeemed	(246,692,623)	(199,915,259)	(42,019,916)	(54,883,517)
Change in net assets resulting from Premier capital transactions	6,959,469	1,215,115	2,153,933	627,471
Reserve (a)
Proceeds from shares issued	10,589,527	33,714,846	4,275,534	3,827,257
Distributions reinvested	111,156	65,486	50,409	2,026
Cost of shares redeemed	(11,205,388)	(37,837,664)	(3,519,339)	(3,980,402)
Merger from Class C Shares	—	—	—	332,678
Change in net assets resulting from Reserve capital transactions	(504,705)	(4,057,332)	806,604	181,559

(a)
On January 31, 2023, Class C Shares for JPMorgan U.S. Treasury Plus Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS: (continued)
Service
Proceeds from shares issued	$31,883	$66,974	$—	$—
Distributions reinvested	11,702	5,216	—	—
Cost of shares redeemed	(120,553)	(180,520)	—	—
Change in net assets resulting from Service capital transactions	(76,968)	(108,330)	—	—
Total change in net assets resulting from capital transactions	$71,872,794	$(49,057,205)	$13,256,216	$4,830,578
SHARE TRANSACTIONS:
Academy
Issued	53,173,837	95,149,665	4,300,801	311,200
Reinvested	215,598	108,642	32,980	3,424
Redeemed	(50,126,098)	(101,723,955)	(2,362,406)	(161,200)
Change in Academy Shares	3,263,337	(6,465,648)	1,971,375	153,424
Agency
Issued	1,661,959,717	1,677,492,216	176,698,914	102,091,118
Reinvested	125,107	15,553	17,483	2,319
Redeemed	(1,657,098,046)	(1,675,891,597)	(175,846,802)	(101,262,827)
Change in Agency Shares	4,986,778	1,616,172	869,595	830,610
Capital
Issued	1,584,628,294	1,876,385,241	158,315,189	139,061,772
Reinvested	3,619,986	1,415,580	329,533	82,147
Redeemed	(1,547,099,381)	(1,924,442,472)	(156,212,915)	(137,760,561)
Change in Capital Shares	41,148,899	(46,641,651)	2,431,807	1,383,358
Class C (a)
Issued	—	—	—	574,740
Reinvested	—	—	—	3,437
Redeemed	—	—	—	(706,568)
Merger to Reserve Shares	—	—	—	(332,734)
Change in Class C Shares	—	—	—	(461,125)
E*Trade (b)
Issued	56,777	193,090	—	—
Reinvested	4,451	4,605	—	—
Redeemed	(346,107)	(300,510)	—	—
Change in E*Trade Shares	(284,879)	(102,815)	—	—

(a)
On January 31, 2023, Class C Shares for JPMorgan U.S. Treasury Plus Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
(b)
Liquidated on September 29, 2023 for JPMorgan U.S. Government Money Market Fund.
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Money Market Funds	February 29, 2024

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
SHARE TRANSACTIONS: (continued)
Empower
Issued	35,745,737	12,713,279	159,272	1,200,371
Reinvested	235,331	79,191	7,874	2,716
Redeemed	(33,575,118)	(11,557,452)	(1,311,080)	(108,093)
Change in Empower Shares	2,405,950	1,235,018	(1,143,934)	1,094,994
IM
Issued	70,089,684	71,463,229	1,173,360	110
Reinvested	25,622	23,677	1,543	2
Redeemed	(71,124,321)	(72,073,384)	(996,595)	—
Change in IM Shares	(1,009,015)	(586,478)	178,308	112
Institutional Class
Issued	357,132,341	356,479,846	59,664,393	55,006,459
Reinvested	691,115	180,439	187,074	59,114
Redeemed	(346,279,006)	(354,442,594)	(56,348,563)	(54,805,000)
Change in Institutional Class Shares	11,544,450	2,217,691	3,502,904	260,573
Investor
Issued	3,021,825	2,741,080	76,300	89,215
Reinvested	102,056	49,849	13	—
Redeemed	(3,474,643)	(2,241,947)	(76,310)	(89,903)
Change in Investor Shares	(350,762)	548,982	3	(688)
Morgan
Issued	1,022,469,432	329,986,817	579,732,855	123,203,049
Reinvested	97,810	18,287	17,625	1,999
Redeemed	(1,018,778,095)	(327,933,280)	(577,264,992)	(122,444,885)
Change in Morgan Shares	3,789,147	2,071,824	2,485,488	760,163
Premier
Issued	253,489,834	201,111,925	44,054,893	55,491,861
Reinvested	152,804	17,686	118,435	18,396
Redeemed	(246,681,610)	(199,914,160)	(42,019,323)	(54,882,713)
Change in Premier Shares	6,961,028	1,215,451	2,154,005	627,544
Reserve (a)
Issued	10,586,434	33,714,687	4,275,272	3,826,808
Reinvested	111,156	65,486	50,409	2,026
Redeemed	(11,202,705)	(37,837,601)	(3,519,016)	(3,979,957)
Merger from Class C Shares	—	—	—	332,734
Change in Reserve Shares	(505,115)	(4,057,428)	806,665	181,611

(a)
On January 31, 2023, Class C Shares for JPMorgan U.S. Treasury Plus Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
SHARE TRANSACTIONS: (continued)
Service
Issued	31,773	66,971	—	—
Reinvested	11,702	5,216	—	—
Redeemed	(120,499)	(180,514)	—	—
Change in Service Shares	(77,024)	(108,327)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Money Market Funds	February 29, 2024

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS:
Academy
Proceeds from shares issued	$—	$—	$1,897,566	$1,035,587
Distributions reinvested	—	—	1,131	43
Cost of shares redeemed	—	—	(1,849,845)	(1,066,359)
Change in net assets resulting from Academy capital transactions	—	—	48,852	(30,729)
Agency
Proceeds from shares issued	1,871,805	485,422	543,072,314	511,735,689
Distributions reinvested	3,904	679	76,111	9,274
Cost of shares redeemed	(1,559,142)	(286,096)	(535,003,508)	(509,389,374)
Change in net assets resulting from Agency capital transactions	316,567	200,005	8,144,917	2,355,589
Capital
Proceeds from shares issued	—	—	319,156,380	162,970,525
Distributions reinvested	—	—	1,132,066	365,870
Cost of shares redeemed	—	—	(272,771,512)	(173,120,935)
Change in net assets resulting from Capital capital transactions	—	—	47,516,934	(9,784,540)
Empower
Proceeds from shares issued	—	—	1,374,255	211,654
Distributions reinvested	—	—	28,255	2,143
Cost of shares redeemed	—	—	(537,637)	(24,365)
Change in net assets resulting from Empower capital transactions	—	—	864,873	189,432
IM
Proceeds from shares issued	—	—	981,799	275,798
Distributions reinvested	—	—	6,050	652
Cost of shares redeemed	—	—	(787,349)	(238,409)
Change in net assets resulting from IM capital transactions	—	—	200,500	38,041
Institutional Class
Proceeds from shares issued	13,122,550	9,342,483	174,809,583	113,665,336
Distributions reinvested	73,423	11,561	298,551	52,449
Cost of shares redeemed	(11,992,099)	(7,605,278)	(153,251,390)	(107,826,010)
Change in net assets resulting from Institutional Class capital transactions	1,203,874	1,748,766	21,856,744	5,891,775
Morgan
Proceeds from shares issued	382,861	157,340	508,437,863	81,693,613
Distributions reinvested	10,601	1,690	64,287	23,628
Cost of shares redeemed	(239,609)	(79,010)	(506,257,571)	(81,593,909)
Change in net assets resulting from Morgan capital transactions	153,853	80,020	2,244,579	123,332
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS: (continued)
Premier
Proceeds from shares issued	$3,779,119	$1,304,372	$68,495,850	$33,088,308
Distributions reinvested	47,562	5,091	194,388	15,533
Cost of shares redeemed	(2,896,480)	(430,403)	(58,099,193)	(29,295,217)
Change in net assets resulting from Premier capital transactions	930,201	879,060	10,591,045	3,808,624
Reserve
Proceeds from shares issued	—	—	8,792,710	14,423,157
Distributions reinvested	—	—	1,874	471
Cost of shares redeemed	—	—	(8,618,454)	(16,822,742)
Change in net assets resulting from Reserve capital transactions	—	—	176,130	(2,399,114)
Total change in net assets resulting from capital transactions	$2,604,495	$2,907,851	$91,644,574	$192,410
SHARE TRANSACTIONS:
Academy
Issued	—	—	1,897,487	1,035,560
Reinvested	—	—	1,131	43
Redeemed	—	—	(1,849,770)	(1,066,340)
Change in Academy Shares	—	—	48,848	(30,737)
Agency
Issued	1,871,771	485,404	543,072,044	511,735,656
Reinvested	3,904	679	76,111	9,274
Redeemed	(1,559,104)	(286,081)	(535,003,061)	(509,389,228)
Change in Agency Shares	316,571	200,002	8,145,094	2,355,702
Capital
Issued	—	—	319,155,071	162,969,668
Reinvested	—	—	1,132,066	365,870
Redeemed	—	—	(272,770,417)	(173,120,819)
Change in Capital Shares	—	—	47,516,720	(9,785,281)
Empower
Issued	—	—	1,374,231	211,651
Reinvested	—	—	28,255	2,143
Redeemed	—	—	(537,589)	(24,335)
Change in Empower Shares	—	—	864,897	189,459
IM
Issued	—	—	981,772	275,776
Reinvested	—	—	6,050	652
Redeemed	—	—	(787,317)	(238,384)
Change in IM Shares	—	—	200,505	38,044
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Money Market Funds	February 29, 2024

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
SHARE TRANSACTIONS: (continued)
Institutional Class
Issued	13,122,431	9,342,424	174,808,458	113,665,081
Reinvested	73,423	11,561	298,551	52,449
Redeemed	(11,992,027)	(7,605,268)	(153,250,468)	(107,825,365)
Change in Institutional Class Shares	1,203,827	1,748,717	21,856,541	5,892,165
Morgan
Issued	382,848	157,335	508,437,689	81,693,587
Reinvested	10,601	1,690	64,287	23,628
Redeemed	(239,600)	(78,996)	(506,257,396)	(81,593,867)
Change in Morgan Shares	153,849	80,029	2,244,580	123,348
Premier
Issued	3,779,072	1,304,372	68,495,662	33,088,308
Reinvested	47,562	5,091	194,388	15,533
Redeemed	(2,896,386)	(430,359)	(58,098,710)	(29,294,888)
Change in Premier Shares	930,248	879,104	10,591,340	3,808,953
Reserve
Issued	—	—	8,792,543	14,423,013
Reinvested	—	—	1,874	471
Redeemed	—	—	(8,618,367)	(16,822,728)
Change in Reserve Shares	—	—	176,050	(2,399,244)
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$994,523	$1,765,500	$498,975	$394,467
Distributions reinvested	2,520	370	2,072	179
Cost of shares redeemed	(1,036,175)	(1,465,283)	(489,730)	(278,870)
Change in net assets resulting from Agency capital transactions	(39,132)	300,587	11,317	115,776
Institutional Class
Proceeds from shares issued	27,621,587	34,459,802	11,701,694	8,061,664
Distributions reinvested	19,140	8,850	20,418	7,899
Cost of shares redeemed	(28,062,061)	(31,413,891)	(11,504,233)	(8,112,805)
Change in net assets resulting from Institutional Class capital transactions	(421,334)	3,054,761	217,879	(43,242)
Morgan
Proceeds from shares issued	85,243	54,370	77,978	38,290
Distributions reinvested	1,643	344	1,497	386
Cost of shares redeemed	(62,458)	(28,184)	(49,311)	(26,293)
Change in net assets resulting from Morgan capital transactions	24,428	26,530	30,164	12,383
Premier
Proceeds from shares issued	2,088,920	1,971,421	738,365	330,326
Distributions reinvested	8,160	914	4,802	586
Cost of shares redeemed	(1,748,572)	(1,438,641)	(554,707)	(211,985)
Change in net assets resulting from Premier capital transactions	348,508	533,694	188,460	118,927
Reserve
Proceeds from shares issued	6,739,751	8,415,437	—	—
Distributions reinvested	931	307	—	—
Cost of shares redeemed	(6,855,801)	(9,461,748)	—	—
Change in net assets resulting from Reserve capital transactions	(115,119)	(1,046,004)	—	—
Service
Proceeds from shares issued	—	—	3	533
Distributions reinvested	—	—	166	98
Cost of shares redeemed	—	—	(3,053)	(11,515)
Change in net assets resulting from Service capital transactions	—	—	(2,884)	(10,884)
Total change in net assets resulting from capital transactions	$(202,649)	$2,869,568	$444,936	$192,960
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Money Market Funds	February 29, 2024

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
SHARE TRANSACTIONS:
Agency
Issued	994,493	1,765,500	498,938	394,452
Reinvested	2,520	370	2,072	179
Redeemed	(1,036,149)	(1,465,283)	(489,687)	(278,870)
Change in Agency Shares	(39,136)	300,587	11,323	115,761
Institutional Class
Issued	27,621,484	34,459,802	11,701,634	8,061,657
Reinvested	19,140	8,850	20,418	7,899
Redeemed	(28,061,951)	(31,413,891)	(11,504,169)	(8,112,776)
Change in Institutional Class Shares	(421,327)	3,054,761	217,883	(43,220)
Morgan
Issued	85,238	54,370	77,972	38,287
Reinvested	1,643	344	1,497	386
Redeemed	(62,456)	(28,184)	(49,305)	(26,290)
Change in Morgan Shares	24,425	26,530	30,164	12,383
Premier
Issued	2,088,868	1,971,422	738,322	330,312
Reinvested	8,160	914	4,802	587
Redeemed	(1,748,544)	(1,438,641)	(554,677)	(211,982)
Change in Premier Shares	348,484	533,695	188,447	118,917
Reserve
Issued	6,739,670	8,415,438	—	—
Reinvested	931	307	—	—
Redeemed	(6,855,696)	(9,461,748)	—	—
Change in Reserve Shares	(115,095)	(1,046,003)	—	—
Service
Issued	—	—	3	534
Reinvested	—	—	166	98
Redeemed	—	—	(3,052)	(11,512)
Change in Service Shares	—	—	(2,883)	(10,880)
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$107,241	$286,546	$658,001	$863,243
Distributions reinvested	269	91	185	68
Cost of shares redeemed	(156,034)	(210,910)	(652,732)	(645,166)
Change in net assets resulting from Agency capital transactions	(48,524)	75,727	5,454	218,145
Institutional Class
Proceeds from shares issued	676,036	1,106,652	3,581,545	6,437,877
Distributions reinvested	1,658	387	3,303	1,669
Cost of shares redeemed	(635,787)	(1,010,633)	(3,784,276)	(5,084,320)
Change in net assets resulting from Institutional Class capital transactions	41,907	96,406	(199,428)	1,355,226
Morgan
Proceeds from shares issued	8,394	13,362	25,946	26,704
Distributions reinvested	200	75	1,377	490
Cost of shares redeemed	(8,779)	(8,419)	(24,304)	(26,554)
Change in net assets resulting from Morgan capital transactions	(185)	5,018	3,019	640
Premier
Proceeds from shares issued	310,148	581,981	1,044,854	1,300,818
Distributions reinvested	1,023	314	584	165
Cost of shares redeemed	(354,362)	(526,577)	(1,127,320)	(906,118)
Change in net assets resulting from Premier capital transactions	(43,191)	55,718	(81,882)	394,865
Reserve
Proceeds from shares issued	—	—	5,008	385
Distributions reinvested	—	—	27	19
Cost of shares redeemed	—	—	(5,149)	(571)
Change in net assets resulting from Reserve capital transactions	—	—	(114)	(167)
Service
Proceeds from shares issued	—	6,661	—	—
Distributions reinvested	103	50	27	16
Cost of shares redeemed	(2,397)	(9,815)	(908)	(720)
Change in net assets resulting from Service capital transactions	(2,294)	(3,104)	(881)	(704)
Total change in net assets resulting from capital transactions	$(52,287)	$229,765	$(273,832)	$1,968,005
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Money Market Funds	February 29, 2024

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
SHARE TRANSACTIONS:
Agency
Issued	107,231	286,535	657,998	863,243
Reinvested	269	91	185	68
Redeemed	(156,016)	(210,910)	(652,727)	(645,166)
Change in Agency Shares	(48,516)	75,716	5,456	218,145
Institutional Class
Issued	675,997	1,106,636	3,581,531	6,437,877
Reinvested	1,658	387	3,303	1,669
Redeemed	(635,752)	(1,010,628)	(3,784,268)	(5,084,320)
Change in Institutional Class Shares	41,903	96,395	(199,434)	1,355,226
Morgan
Issued	8,389	13,360	25,945	26,704
Reinvested	200	75	1,377	490
Redeemed	(8,777)	(8,417)	(24,303)	(26,554)
Change in Morgan Shares	(188)	5,018	3,019	640
Premier
Issued	310,112	581,981	1,044,848	1,300,818
Reinvested	1,023	314	584	165
Redeemed	(354,327)	(526,558)	(1,127,310)	(906,118)
Change in Premier Shares	(43,192)	55,737	(81,878)	394,865
Reserve
Issued	—	—	5,009	384
Reinvested	—	—	27	20
Redeemed	—	—	(5,149)	(571)
Change in Reserve Shares	—	—	(113)	(167)
Service
Issued	—	6,659	—	—
Reinvested	103	50	27	16
Redeemed	(2,396)	(9,810)	(908)	(721)
Change in Service Shares	(2,293)	(3,101)	(881)	(705)
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	135

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Prime Money Market Fund
Academy
Year Ended February 29, 2024	$1.0006	$0.0527	$(0.0001)	$0.0526	$(0.0527)	$—	$(0.0527)
Year Ended February 28, 2023	1.0003	0.0240	0.0003	0.0243	(0.0240)	—	(0.0240)
Year Ended February 28, 2022	1.0006	0.0007	(0.0003)	0.0004	(0.0007)	—	(0.0007)
Year Ended February 28, 2021	1.0006	0.0036	— (e)	0.0036	(0.0036)	— (e)	(0.0036)
May 15, 2019 (f) through February 29, 2020	1.0003	0.0162	0.0003	0.0165	(0.0162)	—	(0.0162)
Agency
Year Ended February 29, 2024	1.0009	0.0518	— (e)	0.0518	(0.0518)	—	(0.0518)
Year Ended February 28, 2023	1.0005	0.0231	0.0004	0.0235	(0.0231)	—	(0.0231)
Year Ended February 28, 2022	1.0008	0.0001	(0.0003)	(0.0002)	(0.0001)	—	(0.0001)
Year Ended February 28, 2021	1.0007	0.0028	0.0001	0.0029	(0.0028)	— (e)	(0.0028)
Year Ended February 29, 2020	1.0003	0.0205	0.0004	0.0209	(0.0205)	— (e)	(0.0205)
Capital
Year Ended February 29, 2024	1.0005	0.0527	(0.0001)	0.0526	(0.0527)	—	(0.0527)
Year Ended February 28, 2023	1.0003	0.0240	0.0002	0.0242	(0.0240)	—	(0.0240)
Year Ended February 28, 2022	1.0005	0.0007	(0.0002)	0.0005	(0.0007)	—	(0.0007)
Year Ended February 28, 2021	1.0005	0.0036	— (e)	0.0036	(0.0036)	— (e)	(0.0036)
Year Ended February 29, 2020	1.0003	0.0213	0.0002	0.0215	(0.0213)	— (e)	(0.0213)
Empower
Year Ended February 29, 2024	1.0005	0.0526	(0.0001)	0.0525	(0.0526)	—	(0.0526)
Year Ended February 28, 2023	1.0002	0.0240	0.0003	0.0243	(0.0240)	—	(0.0240)
Year Ended February 28, 2022	1.0005	0.0007	(0.0003)	0.0004	(0.0007)	—	(0.0007)
February 23, 2021 (f) through February 28, 2021	1.0005	— (e)	— (e)	— (e)	— (e)	—	— (e)
IM
Year Ended February 29, 2024	1.0005	0.0532	— (e)	0.0532	(0.0532)	—	(0.0532)
Year Ended February 28, 2023	1.0003	0.0244	0.0002	0.0246	(0.0244)	—	(0.0244)
Year Ended February 28, 2022	1.0006	0.0007	(0.0003)	0.0004	(0.0007)	—	(0.0007)
Year Ended February 28, 2021	1.0006	0.0039	— (e)	0.0039	(0.0039)	— (e)	(0.0039)
Year Ended February 29, 2020	1.0003	0.0216	0.0003	0.0219	(0.0216)	— (e)	(0.0216)
Institutional Class
Year Ended February 29, 2024	1.0005	0.0523	— (e)	0.0523	(0.0523)	—	(0.0523)
Year Ended February 28, 2023	1.0003	0.0237	0.0002	0.0239	(0.0237)	—	(0.0237)
Year Ended February 28, 2022	1.0005	0.0005	(0.0002)	0.0003	(0.0005)	—	(0.0005)
Year Ended February 28, 2021	1.0005	0.0033	— (e)	0.0033	(0.0033)	— (e)	(0.0033)
Year Ended February 29, 2020	1.0003	0.0210	0.0002	0.0212	(0.0210)	— (e)	(0.0210)
Morgan
Year Ended February 29, 2024	1.0010	0.0496	0.0001	0.0497	(0.0496)	—	(0.0496)
Year Ended February 28, 2023	1.0007	0.0209	0.0003	0.0212	(0.0209)	—	(0.0209)
Year Ended February 28, 2022	1.0011	0.0001	(0.0004)	(0.0003)	(0.0001)	—	(0.0001)
Year Ended February 28, 2021	1.0008	0.0016	0.0003	0.0019	(0.0016)	— (e)	(0.0016)
Year Ended February 29, 2020	1.0003	0.0180	0.0005	0.0185	(0.0180)	— (e)	(0.0180)
Premier
Year Ended February 29, 2024	1.0007	0.0501	(0.0001)	0.0500	(0.0501)	—	(0.0501)
Year Ended February 28, 2023	1.0004	0.0214	0.0003	0.0217	(0.0214)	—	(0.0214)
Year Ended February 28, 2022	1.0007	0.0001	(0.0003)	(0.0002)	(0.0001)	—	(0.0001)
Year Ended February 28, 2021	1.0006	0.0019	0.0001	0.0020	(0.0019)	— (e)	(0.0019)
Year Ended February 29, 2020	1.0003	0.0186	0.0003	0.0189	(0.0186)	— (e)	(0.0186)
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Money Market Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.0005	5.38%	$786,157	0.18%	5.23%	0.18%
1.0006	2.46	618,235	0.17 (d)	2.30	0.19
1.0003	0.04	918,415	0.10 (d)	0.07	0.19
1.0006	0.36	1,011,973	0.17 (d)	0.38	0.19
1.0006	1.66	150,519	0.18	1.69	0.26

1.0009	5.30	3,279,975	0.26	5.19	0.28
1.0009	2.38	2,766,889	0.26 (d)	2.64	0.29
1.0005	(0.02)	1,403,993	0.16 (d)	0.01	0.29
1.0008	0.29	1,492,906	0.24 (d)	0.30	0.29
1.0007	2.11	2,517,667	0.26	2.05	0.30

1.0004	5.38	42,797,560	0.17	5.26	0.18
1.0005	2.45	41,621,459	0.17 (d)	2.43	0.19
1.0003	0.05	40,505,885	0.10 (d)	0.07	0.18
1.0005	0.36	42,867,638	0.16 (d)	0.31	0.19
1.0005	2.17	33,683,247	0.18	2.09	0.20

1.0004	5.38	463,298	0.18	5.28	0.18
1.0005	2.46	355,132	0.16 (d)	2.15	0.19
1.0002	0.04	564,948	0.10 (d)	0.07	0.20
1.0005	0.00 (g)	25	0.12 (d)	0.10	0.19

1.0005	5.45	13,307,523	0.13	5.36	0.13
1.0005	2.48	6,054,242	0.13 (d)	2.32	0.14
1.0003	0.04	9,524,945	0.10 (d)	0.07	0.13
1.0006	0.39	7,515,957	0.13 (d)	0.35	0.14
1.0006	2.21	5,541,728	0.15	2.12	0.15

1.0005	5.36	18,483,874	0.21	5.24	0.23
1.0005	2.41	14,307,780	0.20 (d)	2.38	0.24
1.0003	0.03	14,794,803	0.12 (d)	0.05	0.23
1.0005	0.33	19,063,596	0.19 (d)	0.30	0.24
1.0005	2.14	15,607,982	0.21	2.07	0.25

1.0011	5.08	4,175,385	0.48	5.00	0.48
1.0010	2.14	1,857,527	0.48 (d)	2.41	0.50
1.0007	(0.03)	877,230	0.17 (d)	0.01	0.50
1.0011	0.19	1,353,316	0.38 (d)	0.22	0.50
1.0008	1.87	2,880,586	0.51	1.78	0.51

1.0006	5.12	3,008,674	0.43	5.02	0.43
1.0007	2.19	2,287,879	0.43 (d)	2.55	0.44
1.0004	(0.02)	1,007,946	0.16 (d)	0.01	0.44
1.0007	0.20	1,337,044	0.35 (d)	0.22	0.44
1.0006	1.91	2,646,576	0.45	1.83	0.45
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	137

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Prime Money Market Fund (continued)
Reserve
Year Ended February 29, 2024	$1.0008	$0.0474	$— (e)	$0.0474	$(0.0474)	$—	$(0.0474)
Year Ended February 28, 2023	1.0006	0.0192	0.0002	0.0194	(0.0192)	—	(0.0192)
Year Ended February 28, 2022	1.0009	0.0001	(0.0003)	(0.0002)	(0.0001)	—	(0.0001)
Year Ended February 28, 2021	1.0007	0.0010	0.0002	0.0012	(0.0010)	— (e)	(0.0010)
Year Ended February 29, 2020	1.0003	0.0161	0.0004	0.0165	(0.0161)	— (e)	(0.0161)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)

Voluntary waivers were as follows:	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Academy	—	0.01%	0.08%	0.01%	—
Agency	—	— (a)	0.10%	0.02%	—
Capital	—	0.01%	0.08%	0.02%	—
Empower	—	0.02%	0.08%	— (a)	—
IM	—	— (a)	0.04%	0.01%	—
Institutional Class	—	0.01%	0.09%	0.02%	—
Morgan	—	0.02%	0.34%	0.12%	—
Premier	—	0.01%	0.27%	0.09%	—
Reserve	—	0.05%	0.54%	0.16%	—
(a) Amount rounds to less than 0.005%.

(e)	Amount rounds to less than $0.00005.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Money Market Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.0008	4.84%	$3,271	0.70%	4.74%	1.56%
1.0008	1.96	3,295	0.65 (d)	1.97	1.14
1.0006	(0.02)	2,852	0.16 (d)	0.01	2.42
1.0009	0.12	1,084	0.53 (d)	0.33	2.00
1.0007	1.66	12,017	0.70	1.59	0.94
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	139

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Institutional Tax Free Money Market Fund
Agency
Year Ended February 29, 2024	$1.0002	$0.0310	$— (b)	$0.0310	$(0.0310)	$—	$(0.0310)
Year Ended February 28, 2023	1.0003	0.0136	— (b)	0.0136	(0.0136)	(0.0001)	(0.0137)
Year Ended February 28, 2022	1.0005	0.0001	(0.0002)	(0.0001)	(0.0001)	— (b)	(0.0001)
Year Ended February 28, 2021	1.0001	0.0023	0.0004	0.0027	(0.0023)	— (b)	(0.0023)
Year Ended February 29, 2020	1.0000	0.0117	0.0001 (d)	0.0118	(0.0117)	— (b)	(0.0117)
Capital
Year Ended February 29, 2024	1.0002	0.0318	0.0001	0.0319	(0.0318)	—	(0.0318)
Year Ended February 28, 2023	1.0003	0.0144	— (b)	0.0144	(0.0144)	(0.0001)	(0.0145)
Year Ended February 28, 2022	1.0006	0.0002	(0.0003)	(0.0001)	(0.0002)	— (b)	(0.0002)
Year Ended February 28, 2021	1.0000	0.0028	0.0006	0.0034	(0.0028)	— (b)	(0.0028)
Year Ended February 29, 2020	1.0000	0.0125	— (b)	0.0125	(0.0125)	— (b)	(0.0125)
IM
Year Ended February 29, 2024	1.0002	0.0321	(0.0001)	0.0320	(0.0321)	—	(0.0321)
Year Ended February 28, 2023	1.0003	0.0147	— (b)	0.0147	(0.0147)	(0.0001)	(0.0148)
Year Ended February 28, 2022	1.0005	0.0002	(0.0002)	— (b)	(0.0002)	— (b)	(0.0002)
Year Ended February 28, 2021	1.0000	0.0030	0.0005	0.0035	(0.0030)	— (b)	(0.0030)
Year Ended February 29, 2020	1.0000	0.0127	— (b)	0.0127	(0.0127)	— (b)	(0.0127)
Institutional Class
Year Ended February 29, 2024	1.0002	0.0315	— (b)	0.0315	(0.0315)	—	(0.0315)
Year Ended February 28, 2023	1.0003	0.0141	— (b)	0.0141	(0.0141)	(0.0001)	(0.0142)
Year Ended February 28, 2022	1.0005	0.0001	(0.0002)	(0.0001)	(0.0001)	— (b)	(0.0001)
Year Ended February 28, 2021	1.0000	0.0026	0.0005	0.0031	(0.0026)	— (b)	(0.0026)
Year Ended February 29, 2020	1.0000	0.0122	— (b)	0.0122	(0.0122)	— (b)	(0.0122)

(a)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(b)	Amount rounds to less than $0.00005.
(c)

Voluntary waivers were as follows:	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Agency	—	— (a)	0.16%	0.02%	—
Capital	—	— (a)	0.09%	— (a)	—
IM	—	—	0.07%	0.01%	—
Institutional Class	—	— (a)	0.12%	0.01%	—
(a) Amount rounds to less than 0.005%.

(d)	Net realized and unrealized gains (losses) on investments may appear disproportionate in relation to the classes due to rounding.
(e)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Money Market Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000's)	Net expenses(a)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.0002	3.14%	$96,104	0.26%	3.10%	0.32%
1.0002	1.36	108,719	0.26 (c)	1.81	0.35
1.0003	(0.01)	17,084	0.11 (c)	0.01	0.44
1.0005	0.27	23,163	0.24 (c)	0.25	0.36
1.0001	1.19	41,696	0.26	1.15	0.38

1.0003	3.24	207,333	0.18	3.16	0.21
1.0002	1.44	399,560	0.18 (c)	1.78	0.21
1.0003	(0.01)	182,500	0.09 (c)	0.02	0.22
1.0006	0.34	37,889	0.18 (c)	0.41	0.22
1.0000	1.26	228,168	0.18	1.18	0.24

1.0001	3.25	763,488	0.15	3.18	0.15
1.0002	1.47	601,785	0.15	1.36	0.15
1.0003	0.00 (e)	723,312	0.08 (c)	0.02	0.15
1.0005	0.35	665,960	0.15 (c)	0.18	0.16
1.0000	1.28	391,386	0.16	1.24	0.18

1.0002	3.20	347,708	0.21	3.15	0.25
1.0002	1.41	397,559	0.21 (c)	1.48	0.26
1.0003	(0.01)	355,017	0.09 (c)	0.01	0.26
1.0005	0.31	478,239	0.20 (c)	0.23	0.26
1.0000	1.23	309,118	0.21	1.20	0.28
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	141

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Securities Lending Money Market Fund
Agency SL
Year Ended February 29, 2024	$1.0004	$0.0537	$(0.0001)	$0.0536	$(0.0537)	$—	$(0.0537)
Year Ended February 28, 2023	0.9996	0.0241	0.0008	0.0249	(0.0241)	—	(0.0241)
Year Ended February 28, 2022	1.0001	0.0010	(0.0005)	0.0005	(0.0010)	— (b)	(0.0010)
Year Ended February 28, 2021	1.0002	0.0045	(0.0001)	0.0044	(0.0045)	— (b)	(0.0045)
Year Ended February 29, 2020	1.0001	0.0222	0.0001	0.0223	(0.0222)	— (b)	(0.0222)

(a)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(b)	Amount rounds to less than $0.00005.
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Money Market Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000's)	Net expenses(a)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.0003	5.49%	$2,516,563	0.06%	5.38%	0.14%
1.0004	2.52	2,071,723	0.06	2.35	0.15
0.9996	0.05	1,921,994	0.06	0.10	0.14
1.0001	0.44	2,168,587	0.06	0.48	0.15
1.0002	2.25	3,455,824	0.06	2.20	0.16
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	143

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Liquid Assets Money Market Fund
Agency
Year Ended February 29, 2024	$1.00	$0.05	$— (c)	$0.05	$(0.05)	$—	$(0.05)
Year Ended February 28, 2023	1.00	0.02	— (c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	—	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.02	— (c)	0.02	(0.02)	— (c)	(0.02)
Capital
Year Ended February 29, 2024	1.00	0.05	— (c)	0.05	(0.05)	—	(0.05)
Year Ended February 28, 2023	1.00	0.02	— (c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	—	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.02	— (c)	0.02	(0.02)	— (c)	(0.02)
Institutional Class
Year Ended February 29, 2024	1.00	0.05	— (c)	0.05	(0.05)	—	(0.05)
Year Ended February 28, 2023	1.00	0.02	— (c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	—	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.02	— (c)	0.02	(0.02)	— (c)	(0.02)
Investor
Year Ended February 29, 2024	1.00	0.05	— (c)	0.05	(0.05)	—	(0.05)
Year Ended February 28, 2023	1.00	0.02	— (c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	—	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.02	— (c)	0.02	(0.02)	— (c)	(0.02)
Morgan
Year Ended February 29, 2024	1.00	0.05	— (c)	0.05	(0.05)	—	(0.05)
Year Ended February 28, 2023	1.00	0.02	— (c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	—	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.02	— (c)	0.02	(0.02)	— (c)	(0.02)
Premier
Year Ended February 29, 2024	1.00	0.05	— (c)	0.05	(0.05)	—	(0.05)
Year Ended February 28, 2023	1.00	0.02	— (c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	—	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.02	— (c)	0.02	(0.02)	— (c)	(0.02)
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Money Market Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000's)	Net expenses(b)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	5.28%	$3,878,930	0.26%	5.17%	0.29%
1.00	2.32	3,045,257	0.26 (d)	3.07	0.29
1.00	0.01	691,008	0.17 (d)	0.01	0.30
1.00	0.29	1,234,800	0.24 (d)	0.27	0.29
1.00	2.07	1,452,745	0.26	1.94	0.31

1.00	5.37	14,970,998	0.18	5.27	0.19
1.00	2.40	9,633,984	0.18 (d)	3.32	0.19
1.00	0.04	1,804,197	0.15 (d)	0.04	0.19
1.00	0.35	4,806,805	0.18 (d)	0.25	0.19
1.00	2.15	2,295,874	0.18	2.01	0.21

1.00	5.33	10,258,535	0.21	5.22	0.24
1.00	2.37	8,277,974	0.21 (d)	3.19	0.24
1.00	0.02	1,763,092	0.16 (d)	0.02	0.25
1.00	0.32	3,055,814	0.21 (d)	0.30	0.24
1.00	2.12	3,412,753	0.21	2.07	0.26

1.00	5.04	6,631	0.49	5.05	0.50
1.00	2.10	3,013	0.48 (d)	2.43	0.49
1.00	0.01	1,804	0.17 (d)	0.01	0.50
1.00	0.17	6,189	0.34 (d)	0.16	0.58
1.00	1.81	7,904	0.51	1.78	0.52

1.00	4.94	7,101,838	0.59	4.90	0.60
1.00	2.02	2,177,582	0.56 (d)	2.79	0.60
1.00	0.01	453,086	0.17 (d)	0.01	0.61
1.00	0.14	627,541	0.40 (d)	0.14	0.60
1.00	1.73	543,317	0.59	1.69	0.63

1.00	5.10	25,760,284	0.44	5.02	0.44
1.00	2.15	12,312,271	0.43 (d)	3.20	0.44
1.00	0.01	1,532,491	0.17 (d)	0.01	0.45
1.00	0.19	2,373,258	0.35 (d)	0.19	0.44
1.00	1.87	3,031,847	0.45	1.77	0.46
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	145

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Liquid Assets Money Market Fund (continued)
Reserve
Year Ended February 29, 2024	$1.00	$0.05	$— (c)	$0.05	$(0.05)	$—	$(0.05)
Year Ended February 28, 2023	1.00	0.02	— (c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	—	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.02	— (c)	0.02	(0.02)	— (c)	(0.02)

(a)	Calculated based upon average shares outstanding.
(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	Amount rounds to less than $0.005.
(d)

Voluntary waivers were as follows:	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Agency	—	— (a)	0.09%	0.02%	—
Capital	—	— (a)	0.03%	— (a)	—
Institutional Class	—	— (a)	0.05%	— (a)	—
Investor	—	0.02%	0.32%	0.16%	—
Morgan	—	0.02%	0.42%	0.19%	—
Premier	—	— (a)	0.28%	0.10%	—
Reserve	—	0.04%	0.53%	0.29%	—
(a) Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Money Market Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000's)	Net expenses(b)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	4.84%	$17,886	0.69%	4.71%	0.69%
1.00	1.94	28,700	0.66 (d)	2.58	0.69
1.00	0.01	4,231	0.17 (d)	0.01	0.70
1.00	0.11	5,661	0.40 (d)	0.11	0.88
1.00	1.62	3,797	0.70	1.62	0.84
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	147

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan U.S. Government Money Market Fund
Academy
Year Ended February 29, 2024	$1.00	$0.05	$— (e)	$0.05	$(0.05)	$1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
May 15, 2019 (g) through February 29, 2020	1.00	0.01	— (e)	0.01	(0.01)	1.00
Agency
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	1.00
Capital
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	1.00
Empower
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
February 23, 2021 (g) through February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
IM
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	1.00
Institutional Class
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	1.00
Investor
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	1.00
Morgan
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	1.00
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Money Market Funds	February 29, 2024

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

5.19%	$7,529,994	0.18%	5.12%	0.18%
2.20	4,267,302	0.15 (f)	1.79	0.18
0.03	10,734,174	0.04 (f)	0.03	0.18
0.14	3,689,489	0.14 (f)	0.07	0.18
1.47	85,026	0.18	1.49	0.21

5.10	15,084,344	0.26	5.01	0.28
2.11	10,098,820	0.24 (f)	2.11	0.28
0.01	8,485,249	0.06 (f)	0.01	0.28
0.09	16,148,773	0.20 (f)	0.08	0.28
1.87	14,132,125	0.26	1.84	0.30

5.19	160,954,781	0.18	5.08	0.18
2.20	119,811,381	0.15 (f)	1.97	0.18
0.03	166,488,233	0.04 (f)	0.03	0.18
0.14	143,184,525	0.15 (f)	0.13	0.19
1.95	86,263,432	0.18	1.91	0.20

5.19	7,799,631	0.18	5.10	0.18
2.20	5,393,885	0.15 (f)	2.45	0.19
0.03	4,160,732	0.04 (f)	0.03	0.18
0.00 (h)	500,028	0.06 (f)	0.04	0.19

5.24	8,449,005	0.13	5.09	0.13
2.23	9,457,598	0.12 (f)	2.22	0.13
0.03	10,046,645	0.04 (f)	0.03	0.13
0.17	7,317,310	0.12 (f)	0.16	0.14
1.99	7,443,910	0.15	1.90	0.15

5.15	41,207,185	0.21	5.05	0.23
2.17	29,664,717	0.18 (f)	2.15	0.24
0.01	27,455,761	0.06 (f)	0.01	0.23
0.12	39,608,624	0.17 (f)	0.11	0.23
1.92	43,246,064	0.21	1.89	0.25

4.87	2,056,169	0.48	4.76	0.48
1.90	2,406,713	0.46 (f)	1.98	0.48
0.00 (h)	1,858,457	0.07 (f)	0.00 (h)	0.48
0.05	842,931	0.24 (f)	0.04	0.48
1.63	684,791	0.50	1.68	0.50

4.77	7,815,291	0.58	4.71	0.58
1.81	4,027,309	0.54 (f)	2.08	0.59
0.00 (h)	1,956,424	0.07 (f)	0.00 (h)	0.59
0.05	1,870,723	0.25 (f)	0.05	0.59
1.54	2,064,159	0.59	1.50	0.60
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	149

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan U.S. Government Money Market Fund (continued)
Premier
Year Ended February 29, 2024	$1.00	$0.05	$— (e)	$0.05	$(0.05)	$1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	1.00
Reserve
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.01	— (e)	0.01	(0.01)	1.00
Service
Year Ended February 29, 2024	1.00	0.04	— (e)	0.04	(0.04)	1.00
Year Ended February 28, 2023	1.00	0.01	— (e)	0.01	(0.01)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.01	— (e)	0.01	(0.01)	1.00

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers were as follows:	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Academy	—	0.03%	0.13%	0.04%	—
Agency	—	0.02%	0.20%	0.06%	—
Capital	—	0.03%	0.13%	0.03%	—
Empower	—	0.03%	0.13%	— (a)	—
IM	—	0.01%	0.09%	0.01%	—
Institutional Class	—	0.03%	0.15%	0.04%	—
Investor	—	0.03%	0.41%	0.25%	—
Morgan	—	0.04%	0.51%	0.33%	—
Premier	—	0.03%	0.37%	0.21%	—
Reserve	—	0.11%	0.61%	0.47%	—
Service	—	0.16%	0.96%	0.74%	—
(a) Amount rounds to less than 0.005%.

(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Money Market Funds	February 29, 2024

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

4.92%	$13,503,049	0.43%	4.86%	0.43%
1.94	6,543,879	0.41 (f)	1.97	0.44
0.01	5,330,175	0.06 (f)	0.01	0.43
0.06	5,020,827	0.22 (f)	0.05	0.43
1.68	4,095,749	0.45	1.64	0.45

4.66	2,846,123	0.68	4.62	0.68
1.73	3,350,896	0.58 (f)	1.44	0.69
0.00 (h)	7,409,330	0.07 (f)	0.00 (h)	0.68
0.04	27,414	0.22 (f)	0.03	0.69
1.42	20,829	0.70	1.41	0.71

4.30	248,025	1.03	4.20	1.03
1.45	325,011	0.88 (f)	1.33	1.03
0.00 (h)	433,435	0.07 (f)	0.00 (h)	1.03
0.03	514,476	0.29 (f)	0.03	1.03
1.07	867,659	1.05	1.19	1.05
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	151

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan U.S. Treasury Plus Money Market Fund
Academy
Year Ended February 29, 2024	$1.00	$0.05	$— (e)	$0.05	$(0.05)	$1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
September 30, 2020 (g) through February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Agency
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	1.00
Capital
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	1.00
Empower
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
February 23, 2021 (g) through February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
IM
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	1.00
Institutional Class
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	1.00
Investor
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	1.00
Morgan
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	1.00
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Money Market Funds	February 29, 2024

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

5.18%	$2,124,743	0.18%	5.18%	0.18%
2.18	153,500	0.15 (f)	2.60	0.19
0.01	100	0.04 (f)	0.01	0.19
0.01	17,600	0.07 (f)	0.03	0.23

5.09	2,614,882	0.26	4.99	0.28
2.09	1,745,265	0.24 (f)	2.19	0.29
0.01	914,835	0.06 (f)	0.01	0.28
0.09	1,865,281	0.20 (f)	0.09	0.29
1.85	1,744,289	0.26	1.85	0.30

5.18	14,599,378	0.18	5.07	0.18
2.18	12,166,783	0.16 (f)	2.12	0.19
0.01	10,784,903	0.06 (f)	0.01	0.18
0.14	13,539,346	0.16 (f)	0.13	0.19
1.94	9,945,933	0.18	1.89	0.20

5.18	63,083	0.18	4.82	0.18
2.18	1,206,832	0.17 (f)	2.94	0.19
0.01	112,014	0.05 (f)	0.01	0.18
0.00 (h)	25	0.06 (f)	0.02	0.18

5.23	178,436	0.13	5.27	0.13
2.17	142	0.15 (f)	2.89	0.16
0.01	30	0.05 (f)	0.02	0.14
0.17	24,276	0.12 (f)	0.19	0.14
1.97	37,429	0.15	2.26	0.15

5.15	11,726,034	0.21	5.05	0.23
2.15	8,222,799	0.19 (f)	2.05	0.24
0.01	7,963,115	0.06 (f)	0.01	0.24
0.12	12,055,194	0.17 (f)	0.13	0.24
1.90	16,887,054	0.21	1.88	0.25

4.86	15,980	0.48	4.74	0.48
1.88	15,976	0.45 (f)	1.90	0.49
0.00 (h)	16,665	0.07 (f)	0.00 (h)	0.48
0.04	16,604	0.27 (f)	0.05	0.54
1.61	29,937	0.50	1.60	0.50

4.76	3,596,110	0.58	4.73	0.58
1.80	1,110,743	0.55 (f)	2.21	0.59
0.00 (h)	350,701	0.06 (f)	0.00 (h)	0.59
0.04	436,183	0.28 (f)	0.05	0.59
1.52	734,856	0.59	1.49	0.60
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	153

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan U.S. Treasury Plus Money Market Fund (continued)
Premier
Year Ended February 29, 2024	$1.00	$0.05	$— (e)	$0.05	$(0.05)	$1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	1.00
Reserve
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	1.00
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	1.00
Year Ended February 29, 2020	1.00	0.01	— (e)	0.01	(0.01)	1.00

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers were as follows:	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Academy	—	0.03%	0.14%	0.05%	—
Agency	—	0.02%	0.20%	0.06%	—
Capital	—	0.02%	0.12%	0.02%	—
Empower	—	0.01%	0.13%	— (a)	—
IM	—	0.01%	0.09%	0.01%	—
Institutional Class	—	0.02%	0.15%	0.04%	—
Investor	—	0.04%	0.42%	0.22%	—
Morgan	—	0.04%	0.52%	0.31%	—
Premier	—	0.03%	0.38%	0.19%	—
Reserve	—	0.08%	0.61%	0.35%	—
(a) Amount rounds to less than 0.005%.

(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Money Market Funds	February 29, 2024

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

4.91%	$4,814,054	0.43%	4.84%	0.43%
1.92	2,659,992	0.41 (f)	2.02	0.44
0.01	2,032,795	0.06 (f)	0.01	0.44
0.05	1,694,724	0.25 (f)	0.04	0.44
1.66	1,439,412	0.45	1.60	0.45

4.65	1,232,544	0.68	4.61	0.68
1.71	425,906	0.61 (f)	2.34	0.69
0.00 (h)	244,357	0.07 (f)	0.00 (h)	0.68
0.03	4,562	0.34 (f)	0.03	0.74
1.41	5,966	0.70	1.41	0.73
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	155

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Federal Money Market Fund
Agency
Year Ended February 29, 2024	$1.00	$0.05	$— (c)	$0.05	$(0.05)	$—	$(0.05)
Year Ended February 28, 2023	1.00	0.02	— (c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.02	— (c)	0.02	(0.02)	— (c)	(0.02)
Institutional Class
Year Ended February 29, 2024	1.00	0.05	— (c)	0.05	(0.05)	—	(0.05)
Year Ended February 28, 2023	1.00	0.02	— (c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.02	— (c)	0.02	(0.02)	— (c)	(0.02)
Morgan
Year Ended February 29, 2024	1.00	0.05	— (c)	0.05	(0.05)	—	(0.05)
Year Ended February 28, 2023	1.00	0.02	— (c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.01	0.01	0.02	(0.02)	— (c)	(0.02)
Premier
Year Ended February 29, 2024	1.00	0.05	— (c)	0.05	(0.05)	—	(0.05)
Year Ended February 28, 2023	1.00	0.02	— (c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.02	— (c)	0.02	(0.02)	— (c)	(0.02)

(a)	Calculated based upon average shares outstanding.
(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	Amount rounds to less than $0.005.
(d)

Voluntary waivers were as follows:	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Agency	—	0.01%	0.20%	0.06%	—
Institutional Class	—	0.01%	0.16%	0.04%	—
Morgan	—	0.04%	0.53%	0.36%	—
Premier	—	0.01%	0.39%	0.21%	—

(e)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Money Market Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000's)	Net expenses(b)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	5.09%	$734,542	0.26%	5.00%	0.29%
1.00	2.09	417,945	0.26 (d)	2.40	0.31
1.00	0.01	217,942	0.06 (d)	0.01	0.31
1.00	0.11	318,757	0.20 (d)	0.10	0.30
1.00	1.85	242,716	0.26	1.79	0.30

1.00	5.14	4,275,012	0.21	5.03	0.24
1.00	2.14	3,070,971	0.21 (d)	2.50	0.26
1.00	0.01	1,322,211	0.06 (d)	0.01	0.25
1.00	0.13	2,344,288	0.17 (d)	0.14	0.25
1.00	1.90	2,572,379	0.21	1.90	0.25

1.00	4.74	289,176	0.59	4.69	0.60
1.00	1.81	135,312	0.55 (d)	2.16	0.63
1.00	0.00 (e)	55,291	0.06 (d)	0.00 (e)	0.64
1.00	0.06	53,546	0.23 (d)	0.05	0.63
1.00	1.51	34,728	0.59	1.48	0.67

1.00	4.90	1,932,661	0.44	4.83	0.44
1.00	1.93	1,002,392	0.44 (d)	2.97	0.46
1.00	0.01	123,328	0.06 (d)	0.01	0.46
1.00	0.08	198,516	0.24 (d)	0.08	0.45
1.00	1.65	218,858	0.45	1.58	0.45
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	157

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Academy
Year Ended February 29, 2024	$1.00	$0.05	$— (e)	$0.05	$(0.05)	$—	$(0.05)
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	— (e)	(0.02)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
September 30, 2020 (g) through February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	—	— (e)
Agency
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	—	(0.05)
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	— (e)	(0.02)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	—	— (e)
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	— (e)	(0.02)
Capital
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	—	(0.05)
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	— (e)	(0.02)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	—	— (e)
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	— (e)	(0.02)
Empower
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	—	(0.05)
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	— (e)	(0.02)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
February 23, 2021 (g) through February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	—	— (e)
IM
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	—	(0.05)
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	— (e)	(0.02)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	—	— (e)
January 15, 2020 (g) through February 29, 2020	1.00	— (e)	— (e)	— (e)	— (e)	—	— (e)
Institutional Class
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	—	(0.05)
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	— (e)	(0.02)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	—	— (e)
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	— (e)	(0.02)
Morgan
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	—	(0.05)
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	— (e)	(0.02)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	—	— (e)
Year Ended February 29, 2020	1.00	0.01	— (e)	0.01	(0.01)	— (e)	(0.01)
Premier
Year Ended February 29, 2024	1.00	0.05	— (e)	0.05	(0.05)	—	(0.05)
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	— (e)	(0.02)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	—	— (e)
Year Ended February 29, 2020	1.00	0.02	— (e)	0.02	(0.02)	— (e)	(0.02)
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Money Market Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	5.14%	$149,126	0.17%	5.06%	0.18%
1.00	2.10	100,272	0.18 (f)	2.20	0.19
1.00	0.01	131,020	0.05 (f)	0.01	0.18
1.00	0.00 (h)	17,600	0.10 (f)	0.01	0.21

1.00	5.05	13,673,580	0.26	5.00	0.28
1.00	2.02	5,528,371	0.26 (f)	2.19	0.29
1.00	0.01	3,173,164	0.05 (f)	0.01	0.28
1.00	0.10	4,187,912	0.20 (f)	0.09	0.29
1.00	1.82	4,197,262	0.26	1.76	0.30

1.00	5.14	95,150,995	0.18	5.06	0.18
1.00	2.10	47,631,670	0.18 (f)	2.01	0.18
1.00	0.01	57,422,062	0.05 (f)	0.01	0.18
1.00	0.13	58,366,269	0.16 (f)	0.11	0.19
1.00	1.90	32,963,549	0.18	1.85	0.20

1.00	5.14	1,083,842	0.18	5.11	0.18
1.00	2.10	218,952	0.18 (f)	3.29	0.19
1.00	0.01	29,519	0.04 (f)	0.01	0.18
1.00	0.00 (h)	25	0.07 (f)	0.01	0.20

1.00	5.19	238,766	0.13	5.19	0.13
1.00	2.14	38,265	0.13 (f)	3.39	0.13
1.00	0.01	224	0.04 (f)	0.01	0.18
1.00	0.16	227	0.13 (f)	0.11	0.14
1.00	0.18	11,885	0.15	1.46	0.15

1.00	5.10	50,823,877	0.21	5.02	0.23
1.00	2.07	28,965,801	0.21 (f)	2.15	0.24
1.00	0.01	23,076,533	0.05 (f)	0.01	0.23
1.00	0.12	24,097,829	0.18 (f)	0.11	0.24
1.00	1.87	22,282,460	0.21	1.83	0.25

1.00	4.72	4,573,844	0.58	4.66	0.58
1.00	1.73	2,329,156	0.53 (f)	1.70	0.59
1.00	0.00 (h)	2,206,039	0.06 (f)	0.00 (h)	0.58
1.00	0.05	2,251,619	0.24 (f)	0.05	0.59
1.00	1.49	2,023,440	0.59	1.47	0.60

1.00	4.87	16,347,175	0.43	4.83	0.43
1.00	1.86	5,755,805	0.42 (f)	2.37	0.44
1.00	0.01	1,947,356	0.05 (f)	0.01	0.43
1.00	0.06	1,999,999	0.25 (f)	0.06	0.44
1.00	1.63	2,537,050	0.45	1.62	0.45
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	159

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)
Reserve
Year Ended February 29, 2024	$1.00	$0.05	$— (e)	$0.05	$(0.05)	$—	$(0.05)
Year Ended February 28, 2023	1.00	0.02	— (e)	0.02	(0.02)	— (e)	(0.02)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	—	— (e)
Year Ended February 29, 2020	1.00	0.01	— (e)	0.01	(0.01)	— (e)	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers were as follows:	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Academy	—	— (a)	0.12%	0.08%	—
Agency	—	— (a)	0.21%	0.05%	—
Capital	—	— (a)	0.12%	0.02%	—
Empower	—	— (a)	0.13%	0.12%	—
IM	—	— (a)	0.14%	— (a)	—
Institutional Class	—	— (a)	0.16%	0.03%	—
Morgan	—	0.05%	0.52%	0.34%	—
Premier	—	0.02%	0.38%	0.19%	—
Reserve	—	0.09%	0.62%	0.44%	—
(a) Amount rounds to less than 0.005%.

(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Money Market Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	4.61%	$1,598,274	0.68%	4.52%	0.68%
1.00	1.65	1,422,097	0.59 (f)	1.33	0.68
1.00	0.00 (h)	3,821,500	0.06 (f)	0.00 (h)	0.68
1.00	0.04	2,893,380	0.25 (f)	0.03	0.69
1.00	1.38	2,102,023	0.70	1.34	0.70
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	161

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Tax Free Money Market Fund
Agency
Year Ended February 29, 2024	$1.00	$0.03	$— (c)	$0.03	$(0.03)	$— (c)	$(0.03)
Year Ended February 28, 2023	1.00	0.01	— (c)	0.01	(0.01)	— (c)	(0.01)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.01	— (c)	0.01	(0.01)	— (c)	(0.01)
Institutional Class
Year Ended February 29, 2024	1.00	0.03	— (c)	0.03	(0.03)	— (c)	(0.03)
Year Ended February 28, 2023	1.00	0.01	— (c)	0.01	(0.01)	— (c)	(0.01)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.01	— (c)	0.01	(0.01)	— (c)	(0.01)
Morgan
Year Ended February 29, 2024	1.00	0.03	— (c)	0.03	(0.03)	— (c)	(0.03)
Year Ended February 28, 2023	1.00	0.01	— (c)	0.01	(0.01)	— (c)	(0.01)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.01	— (c)	0.01	(0.01)	— (c)	(0.01)
Premier
Year Ended February 29, 2024	1.00	0.03	— (c)	0.03	(0.03)	— (c)	(0.03)
Year Ended February 28, 2023	1.00	0.01	— (c)	0.01	(0.01)	— (c)	(0.01)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.01	— (c)	0.01	(0.01)	— (c)	(0.01)
Reserve
Year Ended February 29, 2024	1.00	0.03	— (c)	0.03	(0.03)	— (c)	(0.03)
Year Ended February 28, 2023	1.00	0.01	— (c)	0.01	(0.01)	— (c)	(0.01)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.01	— (c)	0.01	(0.01)	— (c)	(0.01)

(a)	Calculated based upon average shares outstanding.
(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	Amount rounds to less than $0.005.
(d)

Voluntary waivers were as follows:	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Agency	—	— (a)	0.16%	0.03%	—
Institutional Class	—	—	0.12%	0.01%	—
Morgan	—	0.02%	0.49%	0.29%	—
Premier	—	— (a)	0.33%	0.14%	—
Reserve	—	0.07%	0.59%	0.39%	—
(a) Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Money Market Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000's)	Net expenses(b)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	3.18%	$542,528	0.26%	3.13%	0.28%
1.00	1.39	581,661	0.26 (d)	1.52	0.29
1.00	0.01	281,075	0.10 (d)	0.01	0.29
1.00	0.26	372,457	0.23 (d)	0.33	0.29
1.00	1.17	782,269	0.26	1.17	0.30

1.00	3.23	7,769,137	0.21	3.18	0.23
1.00	1.44	8,190,503	0.21	1.54	0.24
1.00	0.02	5,135,738	0.09 (d)	0.02	0.24
1.00	0.29	6,858,653	0.20 (d)	0.33	0.24
1.00	1.22	9,173,460	0.21	1.23	0.25

1.00	2.85	68,097	0.59	2.82	0.60
1.00	1.09	43,671	0.56 (d)	1.31	0.60
1.00	0.01	17,140	0.10 (d)	0.01	0.62
1.00	0.19	22,830	0.30 (d)	0.12	0.61
1.00	0.84	10,842	0.59	0.83	0.64

1.00	3.01	1,220,261	0.43	2.97	0.43
1.00	1.22	871,759	0.43 (d)	1.49	0.44
1.00	0.01	338,064	0.10 (d)	0.01	0.44
1.00	0.21	498,856	0.29 (d)	0.26	0.44
1.00	0.98	847,483	0.45	0.99	0.45

1.00	2.75	646,713	0.68	2.71	0.68
1.00	1.01	761,834	0.62 (d)	0.80	0.69
1.00	0.01	1,807,835	0.10 (d)	0.01	0.69
1.00	0.18	1,574,145	0.29 (d)	0.16	0.69
1.00	0.73	1,707,525	0.70	0.72	0.70
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	163

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Municipal Money Market Fund
Agency
Year Ended February 29, 2024	$1.00	$0.03	$— (c)	$0.03	$(0.03)	$—	$(0.03)
Year Ended February 28, 2023	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.01	— (c)	0.01	(0.01)	— (c)	(0.01)
Institutional Class
Year Ended February 29, 2024	1.00	0.03	— (c)	0.03	(0.03)	—	(0.03)
Year Ended February 28, 2023	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.01	— (c)	0.01	(0.01)	— (c)	(0.01)
Morgan
Year Ended February 29, 2024	1.00	0.03	— (c)	0.03	(0.03)	—	(0.03)
Year Ended February 28, 2023	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.01	— (c)	0.01	(0.01)	— (c)	(0.01)
Premier
Year Ended February 29, 2024	1.00	0.03	— (c)	0.03	(0.03)	—	(0.03)
Year Ended February 28, 2023	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	0.01	— (c)	0.01	(0.01)	— (c)	(0.01)
Service
Year Ended February 29, 2024	1.00	0.02	— (c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2023	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 28, 2021	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Year Ended February 29, 2020	1.00	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

(a)	Calculated based upon average shares outstanding.
(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	Amount rounds to less than $0.005.
(d)

Voluntary waivers were as follows:	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Agency	—	— (a)	0.13%	0.01%	—
Institutional Class	—	— (a)	0.09%	0.01%	—
Morgan	—	0.02%	0.46%	0.24%	—
Premier	—	— (a)	0.32%	0.10%	—
Service	—	0.19%	0.92%	0.60%	— (a)
(a) Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Money Market Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000's)	Net expenses(b)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	3.21%	$165,365	0.26%	3.16%	0.29%
1.00	1.38	154,048	0.26 (d)	1.53	0.31
1.00	0.01	38,272	0.13 (d)	0.01	0.32
1.00	0.31	60,879	0.25 (d)	0.38	0.31
1.00	1.20	112,747	0.26	1.20	0.34

1.00	3.26	1,053,991	0.21	3.22	0.24
1.00	1.43	836,112	0.21 (d)	1.37	0.26
1.00	0.02	879,357	0.12 (d)	0.02	0.27
1.00	0.35	834,116	0.20 (d)	0.38	0.26
1.00	1.25	1,688,150	0.21	1.24	0.29

1.00	2.87	66,784	0.59	2.85	0.60
1.00	1.07	36,619	0.57 (d)	1.16	0.62
1.00	0.01	24,236	0.13 (d)	0.01	0.63
1.00	0.22	43,853	0.35 (d)	0.16	0.62
1.00	0.87	35,473	0.59	0.84	0.66

1.00	3.02	345,287	0.44	3.00	0.44
1.00	1.20	156,828	0.44 (d)	1.51	0.46
1.00	0.01	37,902	0.13 (d)	0.01	0.47
1.00	0.23	69,237	0.35 (d)	0.28	0.47
1.00	1.01	135,261	0.45	1.00	0.50

1.00	2.41	5,912	1.04	2.36	1.05
1.00	0.75	8,796	0.86 (d)	0.62	1.06
1.00	0.01	19,679	0.13 (d)	0.01	1.06
1.00	0.16	28,684	0.44 (d)	0.21	1.06
1.00	0.41	68,493	1.05 (d)	0.48	1.09
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	165

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan California Municipal Money Market Fund
Agency
Year Ended February 29, 2024	$1.00	$0.03	$— (e)	$0.03	$(0.03)	$—	$(0.03)
Year Ended February 28, 2023	1.00	0.01	— (e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
March 1, 2019 (g) through February 29, 2020	1.00	0.01	— (e)	0.01	(0.01)	— (e)	(0.01)
Institutional Class
Year Ended February 29, 2024	1.00	0.03	— (e)	0.03	(0.03)	—	(0.03)
Year Ended February 28, 2023	1.00	0.01	— (e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
March 1, 2019 (g) through February 29, 2020	1.00	0.01	— (e)	0.01	(0.01)	— (e)	(0.01)
Morgan
Year Ended February 29, 2024	1.00	0.02	— (e)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2023	1.00	0.01	— (e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 29, 2020	1.00	0.01	— (e)	0.01	(0.01)	— (e)	(0.01)
Premier
Year Ended February 29, 2024	1.00	0.03	— (e)	0.03	(0.03)	—	(0.03)
Year Ended February 28, 2023	1.00	0.01	— (e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 29, 2020	1.00	0.01	— (e)	0.01	(0.01)	— (e)	(0.01)
Service
Year Ended February 29, 2024	1.00	0.02	— (e)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2023	1.00	0.01	— (e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 29, 2020	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers were as follows:	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Agency	—	— (a)	0.14%	0.04%	—
Institutional Class	—	— (a)	0.12%	0.01%	—
Morgan	—	0.02%	0.49%	0.31%	—
Premier	—	0.01%	0.36%	0.18%	—
Service	—	0.21%	0.95%	0.68%	0.01%
(a) Amount rounds to less than 0.005%.

(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Money Market Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	2.84%	$29,734	0.26%	2.72%	0.33%
1.00	1.29	78,257	0.26 (f)	1.78	0.32
1.00	0.02	2,527	0.12 (f)	0.01	0.37
1.00	0.23	21,715	0.22 (f)	0.24	0.33
1.00	1.11	24,892	0.26	0.87	0.35

1.00	2.89	225,576	0.21	2.82	0.28
1.00	1.34	183,670	0.21 (f)	1.69	0.28
1.00	0.03	87,260	0.09 (f)	0.02	0.32
1.00	0.25	156,740	0.20 (f)	0.30	0.28
1.00	1.15	287,724	0.21	1.03	0.30

1.00	2.50	8,575	0.59	2.46	0.63
1.00	0.98	8,762	0.57 (f)	1.26	0.68
1.00	0.02	3,744	0.10 (f)	0.01	0.69
1.00	0.17	7,122	0.28 (f)	0.12	0.63
1.00	0.77	2,447	0.59	0.70	0.69

1.00	2.64	138,655	0.45	2.58	0.48
1.00	1.10	181,845	0.44 (f)	1.26	0.49
1.00	0.02	126,122	0.09 (f)	0.01	0.52
1.00	0.19	101,991	0.27 (f)	0.20	0.48
1.00	0.91	233,249	0.45	0.87	0.50

1.00	2.03	4,225	1.05	1.98	1.08
1.00	0.66	6,519	0.84 (f)	0.59	1.09
1.00	0.02	9,622	0.10 (f)	0.01	1.12
1.00	0.12	12,065	0.37 (f)	0.16	1.08
1.00	0.32	28,405	1.05 (f)	0.37	1.10
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	167

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan New York Municipal Money Market Fund
Agency
Year Ended February 29, 2024	$1.00	$0.03	$— (e)	$0.03	$(0.03)	$— (e)	$(0.03)
Year Ended February 28, 2023	1.00	0.01	— (e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
March 1, 2019 (g) through February 29, 2020	1.00	0.01	— (e)	0.01	(0.01)	— (e)	(0.01)
Institutional Class
Year Ended February 29, 2024	1.00	0.03	— (e)	0.03	(0.03)	— (e)	(0.03)
Year Ended February 28, 2023	1.00	0.01	— (e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
March 1, 2019 (g) through February 29, 2020	1.00	0.01	— (e)	0.01	(0.01)	— (e)	(0.01)
Morgan
Year Ended February 29, 2024	1.00	0.03	— (e)	0.03	(0.03)	— (e)	(0.03)
Year Ended February 28, 2023	1.00	0.01	— (e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 29, 2020	1.00	0.01	— (e)	0.01	(0.01)	— (e)	(0.01)
Premier
Year Ended February 29, 2024	1.00	0.03	— (e)	0.03	(0.03)	— (e)	(0.03)
Year Ended February 28, 2023	1.00	0.01	— (e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 29, 2020	1.00	0.01	— (e)	0.01	(0.01)	— (e)	(0.01)
Reserve
Year Ended February 29, 2024	1.00	0.03	— (e)	0.03	(0.03)	— (e)	(0.03)
Year Ended February 28, 2023	1.00	0.01	— (e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 29, 2020	1.00	0.01	— (e)	0.01	(0.01)	— (e)	(0.01)
SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Money Market Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	3.16%	$273,757	0.26%	3.10%	0.29%
1.00	1.40	268,303	0.26 (f)	1.84	0.30
1.00	0.01	50,157	0.12 (f)	0.01	0.32
1.00	0.30	72,812	0.25 (f)	0.44	0.30
1.00	1.15	262,677	0.26	1.06	0.31

1.00	3.21	1,580,890	0.21	3.15	0.24
1.00	1.45	1,780,316	0.21	1.85	0.25
1.00	0.03	425,093	0.12 (f)	0.02	0.27
1.00	0.34	532,580	0.21 (f)	0.41	0.25
1.00	1.20	1,625,406	0.21	1.09	0.26

1.00	2.82	53,674	0.59	2.78	0.62
1.00	1.10	50,655	0.55 (f)	1.08	0.63
1.00	0.01	50,015	0.13 (f)	0.01	0.65
1.00	0.23	59,934	0.32 (f)	0.20	0.64
1.00	0.82	62,178	0.59	0.84	0.63

1.00	2.97	410,398	0.44	2.92	0.44
1.00	1.22	492,280	0.44 (f)	1.68	0.45
1.00	0.01	97,415	0.12 (f)	0.01	0.47
1.00	0.25	91,945	0.34 (f)	0.38	0.45
1.00	0.96	742,781	0.45	0.95	0.47

1.00	2.71	1,862	0.70	2.62	0.76
1.00	1.01	1,975	0.64 (f)	1.01	0.71
1.00	0.01	2,142	0.12 (f)	0.01	0.72
1.00	0.21	1,498	0.34 (f)	0.20	0.70
1.00	0.70	1,122	0.70	0.71	0.72
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	169

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan New York Municipal Money Market Fund (continued)
Service
Year Ended February 29, 2024	$1.00	$0.02	$— (e)	$0.02	$(0.02)	$— (e)	$(0.02)
Year Ended February 28, 2023	1.00	0.01	— (e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 28, 2021	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)
Year Ended February 29, 2020	1.00	— (e)	— (e)	— (e)	— (e)	— (e)	— (e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers were as follows:	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Agency	—	— (a)	0.14%	0.01%	—
Institutional Class	—	—	0.09%	— (a)	—
Morgan	—	0.04%	0.46%	0.27%	—
Premier	—	— (a)	0.33%	0.11%	—
Reserve	—	0.06%	0.58%	0.35%	—
Service	—	0.20%	0.92%	0.63%	0.01%
(a) Amount rounds to less than 0.005%.

(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Money Market Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	2.36%	$965	1.04%	2.29%	1.04%
1.00	0.78	1,846	0.85 (f)	0.71	1.06
1.00	0.01	2,551	0.13 (f)	0.01	1.07
1.00	0.18	3,729	0.41 (f)	0.21	1.11
1.00	0.36	8,363	1.05 (f)	0.45	1.08
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Money Market Funds	171

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 12 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Prime Money Market Fund	Academy, Agency, Capital, Empower, IM, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Institutional Tax Free Money Market Fund	Agency, Capital, IM and Institutional Class	JPM IV	Diversified
JPMorgan Securities Lending Money Market Fund	Agency SL	JPM IV	Diversified
JPMorgan Liquid Assets Money Market Fund	Agency, Capital, E*Trade(1), Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan U.S. Government Money Market Fund	Academy, Agency, Capital, E*Trade(1), Empower, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
JPMorgan U.S. Treasury Plus Money Market Fund	Academy, Agency, Capital, Empower, IM, Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan Federal Money Market Fund	Agency, Institutional Class, Morgan and Premier	JPM I	Diversified
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Academy, Agency, Capital, Empower, IM, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Tax Free Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Municipal Money Market Fund	Agency, E*Trade(1), Institutional Class, Morgan, Premier and Service	JPM II	Diversified
JPMorgan California Municipal Money Market Fund	Agency, E*Trade(1), Institutional Class, Morgan, Premier and Service	JPM I	Diversified
JPMorgan New York Municipal Money Market Fund	Agency, E*Trade(1), Institutional Class, Morgan, Premier, Reserve and Service	JPM I	Diversified

(1)	Liquidated on September 29, 2023.
The investment objective of JPMorgan Prime Money Market Fund (“Prime Money Market Fund”) and JPMorgan Securities Lending Money Market Fund (“Securities Lending Money Market Fund”) is to seek current income while seeking to maintain liquidity and a low volatility of principal.
The investment objective of JPMorgan Institutional Tax Free Money Market Fund (“Institutional Tax Free Money Market Fund”) is to aim to provide current income, while seeking to maintain liquidity and a low volatility of principal.
The investment objective of JPMorgan Liquid Assets Money Market Fund (“Liquid Assets Money Market Fund”) and JPMorgan U.S. Treasury Plus Money Market Fund (“U.S. Treasury Plus Money Market Fund”) is to seek current income with liquidity and stability of principal.
The investment objective of JPMorgan U.S. Government Money Market Fund (“U.S. Government Money Market Fund”) is to seek high current income with liquidity and stability of principal.
The investment objective of JPMorgan Federal Money Market Fund (“Federal Money Market Fund”) is to aim to provide current income while still preserving capital and maintaining liquidity.
The investment objective of JPMorgan 100% U.S. Treasury Securities Money Market Fund (“100% U.S. Treasury Securities Money Market Fund”) is to aim to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.
The investment objective of JPMorgan Tax Free Money Market Fund (“Tax Free Money Market Fund”) is to aim to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.
The investment objective of JPMorgan Municipal Money Market Fund (“Municipal Money Market Fund”) is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

172	J.P. Morgan Money Market Funds	February 29, 2024

The investment objective of JPMorgan California Municipal Money Market Fund (“California Municipal Money Market Fund”) is to aim to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.
The investment objective of JPMorgan New York Municipal Money Market Fund (“New York Municipal Money Market Fund”) is to aim to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.
Liquid Assets Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund seek to qualify as retail money market funds in accordance with criteria established by the Securities and Exchange Commission (“SEC”). Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price.
Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund do not seek to qualify as a retail or government money market fund and transact utilizing a floating net asset value (“NAV”) calculated to four decimal places.
U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund seek to qualify as government money market funds in accordance with criteria established by the SEC. Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price.
Effective as of the close of business on April 27, 2023, all share classes of California Municipal Money Market Fund and New York Municipal Money Market Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of California Municipal Money Market Fund and New York Municipal Money Market Fund unless they meet certain requirements as described in the Funds' prospectuses.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments— Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met, with the exception of the Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund.
The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can generally be expected to vary inversely with changes in prevailing interest rates.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations. This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. This also includes monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value (“NAV”) of the Funds. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
For Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, fixed income instruments for which market quotations are not readily available are fair valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach

February 29, 2024	J.P. Morgan Money Market Funds	173

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•
Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):
Prime Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$85,308,815	$—	$85,308,815

(a)	Please refer to the SOI for specifics of portfolio holdings.

Institutional Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$1,405,123	$—	$1,405,123

(a)	Please refer to the SOI for specifics of portfolio holdings.

Securities Lending Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$2,518,167	$—	$2,518,167

(a)	Please refer to the SOI for specifics of portfolio holdings.

Liquid Assets Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$61,299,000	$—	$61,299,000

(a)	Please refer to the SOI for specifics of portfolio holdings.

174	J.P. Morgan Money Market Funds	February 29, 2024

U.S. Government Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$270,385,878	$—	$270,385,878

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Treasury Plus Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$39,366,964	$—	$39,366,964

(a)	Please refer to the SOI for specifics of portfolio holdings.

Federal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$7,323,702	$—	$7,323,702

(a)	Please refer to the SOI for specifics of portfolio holdings.

100% U.S. Treasury Securities Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$194,252,641	$—	$194,252,641

(a)	Please refer to the SOI for specifics of portfolio holdings.

Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$10,220,172	$—	$10,220,172

(a)	Please refer to the SOI for specifics of portfolio holdings.

Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$1,627,453	$—	$1,627,453

(a)	Please refer to the SOI for specifics of portfolio holdings.

February 29, 2024	J.P. Morgan Money Market Funds	175

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
California Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$402,465	$—	$402,465

(a)	Please refer to the SOI for specifics of portfolio holdings.

New York Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$2,312,745	$—	$2,312,745

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities— Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of February 29, 2024, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Repurchase Agreements— Prime Money Market Fund, Institutional Tax Free Money Market Fund, Securities Lending Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund and New York Municipal Money Market Fund may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, or in segregated accounts maintained by an unaffiliated third-party custodian. Securities Lending Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund or their affiliates may transfer uninvested cash into joint accounts, which are utilized by multiple accounts or funds managed by the Adviser or its affiliates, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties and collateral (collateral may also be held overnight in segregated custodial sub-accounts established in the name of each participating Fund).
The Funds' repurchase agreements are not subject to master netting arrangements.
D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments— Institutional Tax Free Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund purchased when-issued securities, including To-Be-Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
Institutional Tax Free Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 29, 2024, which are shown as a Receivable for Investment securities sold — delayed delivery securities and/or a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 29, 2024 are detailed on the SOIs, if any.

176	J.P. Morgan Money Market Funds	February 29, 2024

E. Security Transactions and Investment Income— Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
F. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended February 29, 2024 are as follows:
	Prime Money Market Fund	Institutional Tax Free Money Market Fund	Securities Lending Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund	California Municipal Money Market Fund	New York Municipal Money Market Fund
Academy	$37	n/a	n/a	n/a	$105	$6	n/a	$2	n/a	n/a	n/a	n/a
Agency	89	$24	n/a	$63	201	37	$13	152	$9	$3	$2	$5
Agency SL	n/a	n/a	$61	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Capital	710	35	n/a	194	2,166	260	n/a	1,030	n/a	n/a	n/a	n/a
E*Trade	n/a	n/a	n/a	n/a	2	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Empower	33	n/a	n/a	n/a	150	7	n/a	9	n/a	n/a	n/a	n/a
IM	202	31	n/a	n/a	144	— (a)	n/a	— (a)	n/a	n/a	n/a	n/a
Institutional Class	309	33	n/a	182	552	179	71	664	127	16	6	23
Investor	n/a	n/a	n/a	1	30	— (a)	n/a	n/a	n/a	n/a	n/a	n/a
Morgan	302	n/a	n/a	186	180	66	26	157	10	6	1	20
Premier	90	n/a	n/a	299	158	68	31	182	20	9	3	9
Reserve	29	n/a	n/a	— (a)	35	17	n/a	18	9	n/a	n/a	1
Service	n/a	n/a	n/a	n/a	5	n/a	n/a	n/a	n/a	— (a)	— (a)	— (a)
Total	$1,801	$123	$61	$925	$3,728	$640	$141	$2,214	$175	$34	$12	$58

(a)	Amount rounds to less than one thousand.

February 29, 2024	J.P. Morgan Money Market Funds	177

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
G. Federal Income Taxes— Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of February 29, 2024, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Federal Money Market Fund	$101	$—	$(101)
The reclassifications for the Funds relate primarily to tax equalization.
I. Recent Accounting Pronouncement — In July 2023, the SEC adopted changes to the rules that govern money market funds (the "Amendments"). Among other things, these Amendments: (1) remove the discretion of an institutional or retail money market fund to impose a “redemption gate” that temporarily restricts redemptions when the fund’s portfolio liquidity falls below the required minimum; (2) remove the discretion of an institutional or retail money market fund to impose a “liquidity fee” when the fund’s portfolio liquidity falls below the required minimum, while preserving the discretion to impose the fee when it is in the best interests of the fund to do so (without regard to the fund’s portfolio liquidity level); (3) require an institutional money market fund to impose a mandatory liquidity fee when the fund’s net redemptions exceed certain levels (unless the fee is de minimis); and (4) increase the required minimum levels of daily and weekly liquid assets for all money market funds. The Amendments became effective on October 2, 2023 with tiered compliance dates, the last being October 2, 2024. Management is currently evaluating the Amendments and its impacts to the financial statements.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.08% of each Fund’s respective average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee— Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.07% of the first $150 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the Administration Agreement, plus 0.05% of the average daily net assets between $150 billion and $300 billion, plus 0.03% of the average daily net assets between $300 billion and $400 billion, plus 0.01% of the average daily net assets in excess of $400 billion. For the year ended February 29, 2024, the effective rate was 0.04% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMCB serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees— Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Morgan, Reserve and Service Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Academy, Agency, Agency SL, Capital, Empower, IM, Institutional Class, Investor and Premier Shares of the Funds

178	J.P. Morgan Money Market Funds	February 29, 2024

do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Morgan	Reserve	Service
Prime Money Market Fund	n/a	0.25%	n/a
Liquid Assets Money Market Fund	0.10%	0.25	n/a
U.S. Government Money Market Fund	0.10	0.25	0.60%
U.S. Treasury Plus Money Market Fund	0.10	0.25	n/a
Federal Money Market Fund	0.10	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	0.25	n/a
Tax Free Money Market Fund	0.10	0.25	n/a
Municipal Money Market Fund	0.10	n/a	0.60
California Municipal Money Market Fund	0.10	n/a	0.60
New York Municipal Money Market Fund	0.10	0.25	0.60
JPMDS waived distribution fees as outlined in Note 3.F.
D. Service Fees— The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Agency SL and IM Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Academy	Agency	Capital	Empower	Institutional Class	Investor
Prime Money Market Fund	0.05%	0.15%	0.05%	0.05%	0.10%	n/a
Institutional Tax Free Money Market Fund	n/a	0.15	0.05	n/a	0.10	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	n/a	0.15	0.05	n/a	0.10	0.35%
U.S. Government Money Market Fund	0.05	0.15	0.05	0.05	0.10	0.35
U.S. Treasury Plus Money Market Fund	0.05	0.15	0.05	0.05	0.10	0.35
Federal Money Market Fund	n/a	0.15	n/a	n/a	0.10	n/a
100% U.S. Treasury Securities Money Market Fund	0.05	0.15	0.05	0.05	0.10	n/a
Tax Free Money Market Fund	n/a	0.15	n/a	n/a	0.10	n/a
Municipal Money Market Fund	n/a	0.15	n/a	n/a	0.10	n/a
California Municipal Money Market Fund	n/a	0.15	n/a	n/a	0.10	n/a
New York Municipal Money Market Fund	n/a	0.15	n/a	n/a	0.10	n/a

	Morgan	Premier	Reserve	Service
Prime Money Market Fund	0.35%	0.30%	0.30%	n/a
Institutional Tax Free Money Market Fund	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.35	0.30	0.30	n/a
U.S. Government Money Market Fund	0.35	0.30	0.30	0.30%
U.S. Treasury Plus Money Market Fund	0.35	0.30	0.30	n/a
Federal Money Market Fund	0.35	0.30	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.35	0.30	0.30	n/a
Tax Free Money Market Fund	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.35	0.30	n/a	0.30
California Municipal Money Market Fund	0.35	0.30	n/a	0.30
New York Municipal Money Market Fund	0.35	0.30	0.30	0.30

February 29, 2024	J.P. Morgan Money Market Funds	179

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees— JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements— The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds except IM Shares of Prime Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and 100% U.S. Treasury Securities Money Market Fund, to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Academy	Agency	Agency SL	Capital	Empower
Prime Money Market Fund	0.18%	0.26%	n/a	0.18%	0.18%
Institutional Tax Free Money Market Fund	n/a	0.26	n/a	0.18	n/a
Securities Lending Money Market Fund	n/a	n/a	0.06%	n/a	n/a
Liquid Assets Money Market Fund	n/a	0.26	n/a	0.18	n/a
U.S. Government Money Market Fund	0.18	0.26	n/a	0.18	0.18
U.S. Treasury Plus Money Market Fund	0.18	0.26	n/a	0.18	0.18
Federal Money Market Fund	n/a	0.26	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.18	0.26	n/a	0.18	0.18
Tax Free Money Market Fund	n/a	0.26	n/a	n/a	n/a
Municipal Money Market Fund	n/a	0.26	n/a	n/a	n/a
California Municipal Money Market Fund	n/a	0.26	n/a	n/a	n/a
New York Municipal Money Market Fund	n/a	0.26	n/a	n/a	n/a

	IM	Institutional	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.21%	n/a	0.52%	0.45%	0.70%	n/a
Institutional Tax Free Money Market Fund	0.16%	0.21	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	n/a	0.21	0.51%	0.59	0.45	0.70	n/a
U.S. Government Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05%
U.S. Treasury Plus Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	n/a
Federal Money Market Fund	n/a	0.21	n/a	0.59	0.45	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Tax Free Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	n/a	0.21	n/a	0.59	0.45	n/a	1.05
California Municipal Money Market Fund	n/a	0.21	n/a	0.59	0.45	n/a	1.05
New York Municipal Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	1.05

The expense limitation agreements were in effect for the year ended February 29, 2024 and the contractual expense limitation percentages in the table above are in place until at least June 30, 2024. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

180	J.P. Morgan Money Market Funds	February 29, 2024

For the year ended February 29, 2024, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Prime Money Market Fund	$22	$—	$3,728	$3,750	$18
Institutional Tax Free Money Market Fund	21	14	298	333	—
Securities Lending Money Market Fund	1,203	802	—	2,005	—
Liquid Assets Money Market Fund	812	533	5,039	6,384	—
U.S. Government Money Market Fund	67	—	12,300	12,367	—
U.S. Treasury Plus Money Market Fund	10	—	3,132	3,142	—
Federal Money Market Fund	47	31	1,208	1,286	—
100% U.S. Treasury Securities Money Market Fund	35	—	13,926	13,961	—
Tax Free Money Market Fund	—	—	1,618	1,618	—
Municipal Money Market Fund	15	10	368	393	—
California Municipal Money Market Fund	72	48	136	256	—
New York Municipal Money Market Fund	5	3	477	485	—
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended February 29, 2024 were as follows:

Liquid Assets Money Market Fund	$— (a)
Federal Money Market Fund	— (a)
100% U.S. Treasury Securities Money Market Fund	— (a)

(a)	Amount rounds to less than one thousand.
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended February 29, 2024, the amount of these reimbursements were as follows:

Prime Money Market Fund	$11
Institutional Tax Free Money Market Fund	2
Securities Lending Money Market Fund	2
Liquid Assets Money Market Fund	7
U.S. Government Money Market Fund	31
U.S. Treasury Plus Money Market Fund	6
Federal Money Market Fund	2
100% U.S. Treasury Securities Money Market Fund	17
Tax Free Money Market Fund	3
Municipal Money Market Fund	1
California Municipal Money Market Fund	1
New York Municipal Money Market Fund	2
G. Other— Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

February 29, 2024	J.P. Morgan Money Market Funds	181

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
Certain Funds earn interest on certain uninvested cash balances held at the custodian, which is included in the Interest income from affiliates on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended February 29, 2024, California Municipal Money Market Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
The Funds are permitted to effect purchase and sale transactions with affiliated Funds under procedures adopted by the Boards. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2024, the Funds below engaged in such transactions in the following amounts:
	Purchases	Sales	Realized Gain (Loss)
Institutional Tax Free Money Market Fund	$1,162,748	$2,214,988	$—
Tax Free Money Market Fund	2,427,443	1,076,889	—
Municipal Money Market Fund	824,091	954,518	—
California Municipal Money Market Fund	136,886	119,234	—
New York Municipal Money Market Fund	854,348	1,039,886	—
4. Class-Specific Expenses
The Funds' class specific gross expenses for the year ended February 29, 2024 were as follows:
	Distribution	Service
Prime Money Market Fund
Academy	$—	$394
Agency	—	4,550
Capital	—	19,529
Empower	—	198
Institutional Class	—	16,191
Morgan	—	11,043
Premier	—	8,266
Reserve	8	10
	$8	$60,181
Institutional Tax Free Money Market Fund
Agency	$—	$164
Capital	—	159
Institutional Class	—	403
	$—	$726
Liquid Assets Money Market Fund
Agency	$—	$5,424
Capital	—	6,227
Institutional Class	—	9,584
Investor	—	41
Morgan	4,667	16,335
Premier	—	59,684
Reserve	56	67
	$4,723	$97,362

182	J.P. Morgan Money Market Funds	February 29, 2024

	Distribution	Service
U.S. Government Money Market Fund
Academy	$—	$4,537
Agency	—	19,770
Capital	—	78,150
E*Trade	664	332
Empower	—	4,910
Institutional Class	—	36,265
Investor	—	7,518
Morgan	6,428	22,505
Premier	—	32,384
Reserve	6,033	7,241
Service	1,675	838
	$14,800	$214,450
U.S. Treasury Plus Money Market Fund
Academy	$—	$319
Agency	—	3,255
Capital	—	8,068
Empower	—	147
Institutional Class	—	10,143
Investor	—	56
Morgan	2,825	9,888
Premier	—	12,807
Reserve	2,738	3,286
	$5,563	$47,969
Federal Money Market Fund
Agency	$—	$1,112
Institutional Class	—	4,168
Morgan	228	798
Premier	—	5,223
	$228	$11,301
100% U.S. Treasury Securities Money Market Fund
Academy	$—	$69
Agency	—	15,488
Capital	—	38,635
Empower	—	291
Institutional Class	—	42,498
Morgan	3,783	13,241
Premier	—	34,821
Reserve	3,473	4,168
	$7,256	$149,211
Tax Free Money Market Fund
Agency	$—	$886
Institutional Class	—	8,233
Morgan	59	206
Premier	—	3,267
Reserve	1,735	2,082
	$1,794	$14,674

February 29, 2024	J.P. Morgan Money Market Funds	183

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
	Distribution	Service
Municipal Money Market Fund
Agency	$—	$218
Institutional Class	—	1,094
Morgan	53	185
Premier	—	861
Service	42	21
	$95	$2,379
California Municipal Money Market Fund
Agency	$—	$81
Institutional Class	—	262
Morgan	8	29
Premier	—	518
Service	32	16
	$40	$906
New York Municipal Money Market Fund
Agency	$—	$436
Institutional Class	—	1,346
Morgan	54	188
Premier	—	1,415
Reserve	2	3
Service	7	4
	$63	$3,392
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 29, 2024 equals their book cost and unrealized appreciation (depreciation) in value of investments.
The tax character of distributions paid during the year ended February 29, 2024 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$4,012,522	$—	$—	$4,012,522
Institutional Tax Free Money Market Fund	905	—	45,072	45,977
Securities Lending Money Market Fund	142,554	—	—	142,554
Liquid Assets Money Market Fund	2,567,228	—	—	2,567,228
U.S. Government Money Market Fund	12,895,576	—	—	12,895,576
U.S. Treasury Plus Money Market Fund	1,877,164	—	—	1,877,164
Federal Money Market Fund	340,726	—	—	340,726
100% U.S. Treasury Securities Money Market Fund	7,384,735	—	—	7,384,735
Tax Free Money Market Fund	2,150	85	330,477	332,712
Municipal Money Market Fund	349	—	49,661	50,010
California Municipal Money Market Fund	263	—	13,352	13,615
New York Municipal Money Market Fund	428	13	66,201	66,642

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

184	J.P. Morgan Money Market Funds	February 29, 2024

The tax character of distributions paid during the year ended February 28, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$1,469,471	$—	$—	$1,469,471
Institutional Tax Free Money Market Fund	1,097	80	22,828	24,005
Securities Lending Money Market Fund	41,372	—	—	41,372
Liquid Assets Money Market Fund	461,189	—	—	461,189
U.S. Government Money Market Fund	4,678,181	—	—	4,678,181
U.S. Treasury Plus Money Market Fund	484,081	—	—	484,081
Federal Money Market Fund	50,510	—	—	50,510
100% U.S. Treasury Securities Money Market Fund	1,726,916	69	—	1,726,985
Tax Free Money Market Fund	4,899	59	142,520	147,478
Municipal Money Market Fund	344	—	15,255	15,599
California Municipal Money Market Fund	483	—	7,000	7,483
New York Municipal Money Market Fund	4,079	—	22,660	26,739

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of February 29, 2024, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Tax Exempt Income	Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$243,526	$(6,181)	$—	$14,497
Institutional Tax Free Money Market Fund	1	—	3,380	18
Securities Lending Money Market Fund	10,788	(115)	—	517
Liquid Assets Money Market Fund	99,255	(27)	—	—
U.S. Government Money Market Fund	623,203	(73,270)	—	—
U.S. Treasury Plus Money Market Fund	95,567	(2,999)	—	—
Federal Money Market Fund	16,886	—	—	—
100% U.S. Treasury Securities Money Market Fund	553,438	(5,540)	—	—
Tax Free Money Market Fund	10	3	22,723	—
Municipal Money Market Fund	—	—	1,595	—
California Municipal Money Market Fund	8	—	740	—
New York Municipal Money Market Fund	—	1	5,236	—
The cumulative timing differences primarily consist of dividends payable.
At February 29, 2024, the following Funds had net capital loss carryforwards which are available to offset future realized gains as follows:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Prime Money Market Fund	$6,181	$—
Securities Lending Money Market Fund	115	—
Liquid Assets Money Market Fund	27	—
U.S. Government Money Market Fund	72,182	1,088
U.S. Treasury Plus Money Market Fund	2,878	121
100% U.S. Treasury Securities Money Market Fund	5,540	—

February 29, 2024	J.P. Morgan Money Market Funds	185

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
Net capital losses (gains) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended February 29, 2024, the Funds deferred to March 1, 2024 the following net capital losses (gains) of:
Net Capital Losses (Gains)
Short-Term
Prime Money Market Fund	$27
Liquid Assets Money Market Fund	14
During the year ended February 29, 2024, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Liquid Assets Money Market Fund	$11	$—
U.S. Government Money Market Fund	—	71
U.S. Treasury Plus Money Market Fund	569	—
Federal Money Market Fund	73	— (a)
100% U.S. Treasury Securities Money Market Fund	3,922	—

(a)	Amount rounds to less than one thousand.
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
As of February 29, 2024, the Funds had no borrowings outstanding from another fund or loans outstanding to another fund. Average loans made to another fund under the Facility for the year ended February 29, 2024, were as follows:
	Average Loans	Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$25,352	108	$284
Interest earned as a result of lending money to another fund for the year ended February 29, 2024, if any, is included in Income from interfund lending (net) on the Statements of Operations.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 29, 2024.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

186	J.P. Morgan Money Market Funds	February 29, 2024

As of February 29, 2024, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Prime Money Market Fund	1	56.2%	—	— %
Institutional Tax Free Money Market Fund	1	89.5	—	—
Securities Lending Money Market Fund	—	—	1	100.0
Liquid Assets Money Market Fund	2	55.1	2	41.6
U.S. Government Money Market Fund	1	35.7	—	—
U.S. Treasury Plus Money Market Fund	1	37.4	1	10.4
Federal Money Market Fund	1	56.8	1	14.5
100% U.S. Treasury Securities Money Market Fund	1	57.2	—	—
Tax Free Money Market Fund	1	52.6	1	34.6
Municipal Money Market Fund	2	79.7	1	11.2
California Municipal Money Market Fund	1	63.6	2	21.6
New York Municipal Money Market Fund	1	91.0	—	—
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds are subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Funds are subject to credit risk. The Funds' investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Funds' investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds' securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Institutional Tax Free Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Municipal Money Market Fund and New York Municipal Money Market Fund primarily invest in issuers in the states of California and New York, respectively. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Funds’ ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.
The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.

February 29, 2024	J.P. Morgan Money Market Funds	187

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of February 29, 2024, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
	Prime Money Market Fund	Liquid Assets Money Market Fund
France	13.3%	11.7%
8. Subsequent Event
Subsequent to February 29, 2024, Securities Lending Money Market Fund had net redemptions of $850,006 which represented 34% of the Fund's net assets as of February 29, 2024.

188	J.P. Morgan Money Market Funds	February 29, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Prime Money Market Fund, JPMorgan Institutional Tax Free Money Market Fund, JPMorgan Securities Lending Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Municipal Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund (six of the funds constituting JPMorgan Trust I), JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Municipal Money Market Fund (four of the funds constituting JPMorgan Trust II) and JPMorgan Institutional Tax Free Money Market Fund and JPMorgan Securities Lending Money Market Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the "Funds") as of February 29, 2024, the related statements of operations for the year ended February 29, 2024, the statements of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 24, 2024
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

February 29, 2024	J.P. Morgan Money Market Funds	189

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-2023); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	None
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

190	J.P. Morgan Money Market Funds	February 29, 2024

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	167	None

February 29, 2024	J.P. Morgan Money Market Funds	191

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (167 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

192	J.P. Morgan Money Market Funds	February 29, 2024

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

February 29, 2024	J.P. Morgan Money Market Funds	193

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

194	J.P. Morgan Money Market Funds	February 29, 2024

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

February 29, 2024	J.P. Morgan Money Market Funds	195

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2023, and continued to hold your shares at the end of the reporting period, February 29, 2024.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Prime Money Market Fund
Academy
Actual	$1,000.00	$1,027.50	$0.91	0.18%
Hypothetical	1,000.00	1,023.97	0.91	0.18
Agency
Actual	1,000.00	1,027.20	1.31	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Capital
Actual	1,000.00	1,027.40	0.86	0.17
Hypothetical	1,000.00	1,024.02	0.86	0.17
Empower
Actual	1,000.00	1,027.40	0.91	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
IM
Actual	1,000.00	1,027.80	0.61	0.12
Hypothetical	1,000.00	1,024.27	0.60	0.12
Institutional Class
Actual	1,000.00	1,027.30	1.06	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Morgan
Actual	1,000.00	1,026.20	2.42	0.48
Hypothetical	1,000.00	1,022.48	2.41	0.48
Premier
Actual	1,000.00	1,026.10	2.17	0.43
Hypothetical	1,000.00	1,022.72	2.16	0.43
Reserve
Actual	1,000.00	1,024.80	3.52	0.70
Hypothetical	1,000.00	1,021.38	3.52	0.70

196	J.P. Morgan Money Market Funds	February 29, 2024

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Institutional Tax Free Money Market Fund
Agency
Actual	$1,000.00	$1,016.10	$1.30	0.26%
Hypothetical	1,000.00	1,023.57	1.31	0.26
Capital
Actual	1,000.00	1,016.50	0.90	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
IM
Actual	1,000.00	1,016.60	0.75	0.15
Hypothetical	1,000.00	1,024.12	0.75	0.15
Institutional Class
Actual	1,000.00	1,016.40	1.05	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
JPMorgan Securities Lending Money Market Fund
Agency SL
Actual	1,000.00	1,027.90	0.30	0.06
Hypothetical	1,000.00	1,024.56	0.30	0.06
JPMorgan Liquid Assets Money Market Fund
Agency
Actual	1,000.00	1,026.80	1.31	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Capital
Actual	1,000.00	1,027.20	0.91	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
Institutional Class
Actual	1,000.00	1,027.10	1.06	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Investor
Actual	1,000.00	1,025.60	2.47	0.49
Hypothetical	1,000.00	1,022.43	2.46	0.49
Morgan
Actual	1,000.00	1,025.10	2.97	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Premier
Actual	1,000.00	1,025.90	2.22	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44
Reserve
Actual	1,000.00	1,024.60	3.47	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
JPMorgan U.S. Government Money Market Fund
Academy
Actual	1,000.00	1,026.30	0.91	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
Agency
Actual	1,000.00	1,025.90	1.31	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Capital
Actual	1,000.00	1,026.30	0.91	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
Empower
Actual	1,000.00	1,026.30	0.91	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18

February 29, 2024	J.P. Morgan Money Market Funds	197

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Government Money Market Fund (continued)
IM
Actual	$1,000.00	$1,026.50	$0.66	0.13%
Hypothetical	1,000.00	1,024.22	0.65	0.13
Institutional Class
Actual	1,000.00	1,026.10	1.06	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Investor
Actual	1,000.00	1,024.80	2.42	0.48
Hypothetical	1,000.00	1,022.48	2.41	0.48
Morgan
Actual	1,000.00	1,024.20	2.92	0.58
Hypothetical	1,000.00	1,021.98	2.92	0.58
Premier
Actual	1,000.00	1,025.00	2.16	0.43
Hypothetical	1,000.00	1,022.72	2.16	0.43
Reserve
Actual	1,000.00	1,023.70	3.42	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68
Service
Actual	1,000.00	1,022.00	5.18	1.03
Hypothetical	1,000.00	1,019.74	5.17	1.03
JPMorgan U.S. Treasury Plus Money Market Fund
Academy
Actual	1,000.00	1,026.20	0.91	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
Agency
Actual	1,000.00	1,025.80	1.31	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Capital
Actual	1,000.00	1,026.20	0.91	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
Empower
Actual	1,000.00	1,026.20	0.91	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
IM
Actual	1,000.00	1,026.50	0.66	0.13
Hypothetical	1,000.00	1,024.22	0.65	0.13
Institutional Class
Actual	1,000.00	1,026.10	1.06	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Investor
Actual	1,000.00	1,024.70	2.42	0.48
Hypothetical	1,000.00	1,022.48	2.41	0.48
Morgan
Actual	1,000.00	1,024.20	2.92	0.58
Hypothetical	1,000.00	1,021.98	2.92	0.58
Premier
Actual	1,000.00	1,025.00	2.16	0.43
Hypothetical	1,000.00	1,022.72	2.16	0.43
Reserve
Actual	1,000.00	1,023.70	3.42	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68

198	J.P. Morgan Money Market Funds	February 29, 2024

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Federal Money Market Fund
Agency
Actual	$1,000.00	$1,025.90	$1.31	0.26%
Hypothetical	1,000.00	1,023.57	1.31	0.26
Institutional Class
Actual	1,000.00	1,026.10	1.06	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Morgan
Actual	1,000.00	1,024.20	2.97	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Premier
Actual	1,000.00	1,025.00	2.22	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Academy
Actual	1,000.00	1,026.30	0.91	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
Agency
Actual	1,000.00	1,025.90	1.31	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Capital
Actual	1,000.00	1,026.30	0.91	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
Empower
Actual	1,000.00	1,026.30	0.91	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
IM
Actual	1,000.00	1,026.60	0.66	0.13
Hypothetical	1,000.00	1,024.22	0.65	0.13
Institutional Class
Actual	1,000.00	1,026.20	1.06	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Morgan
Actual	1,000.00	1,024.30	2.92	0.58
Hypothetical	1,000.00	1,021.98	2.92	0.58
Premier
Actual	1,000.00	1,025.00	2.16	0.43
Hypothetical	1,000.00	1,022.72	2.16	0.43
Reserve
Actual	1,000.00	1,023.80	3.42	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68
JPMorgan Tax Free Money Market Fund
Agency
Actual	1,000.00	1,016.30	1.30	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Institutional Class
Actual	1,000.00	1,016.60	1.05	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Morgan
Actual	1,000.00	1,014.70	2.96	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59

February 29, 2024	J.P. Morgan Money Market Funds	199

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Free Money Market Fund (continued)
Premier
Actual	$1,000.00	$1,015.50	$2.15	0.43%
Hypothetical	1,000.00	1,022.72	2.16	0.43
Reserve
Actual	1,000.00	1,014.20	3.41	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68
JPMorgan Municipal Money Market Fund
Agency
Actual	1,000.00	1,016.30	1.30	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Institutional Class
Actual	1,000.00	1,016.60	1.05	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Morgan
Actual	1,000.00	1,014.70	2.96	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Premier
Actual	1,000.00	1,015.40	2.20	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44
Service
Actual	1,000.00	1,012.40	5.20	1.04
Hypothetical	1,000.00	1,019.69	5.22	1.04
JPMorgan California Municipal Money Market Fund
Agency
Actual	1,000.00	1,014.90	1.30	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Institutional Class
Actual	1,000.00	1,015.10	1.05	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Morgan
Actual	1,000.00	1,013.20	2.95	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Premier
Actual	1,000.00	1,013.90	2.25	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Service
Actual	1,000.00	1,010.90	5.25	1.05
Hypothetical	1,000.00	1,019.64	5.27	1.05
JPMorgan New York Municipal Money Market Fund
Agency
Actual	1,000.00	1,016.20	1.30	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Institutional Class
Actual	1,000.00	1,016.40	1.05	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Morgan
Actual	1,000.00	1,014.50	2.96	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Premier
Actual	1,000.00	1,015.30	2.20	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44

200	J.P. Morgan Money Market Funds	February 29, 2024

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan New York Municipal Money Market Fund (continued)
Reserve
Actual	$1,000.00	$1,014.00	$3.51	0.70%
Hypothetical	1,000.00	1,021.38	3.52	0.70
Service
Actual	1,000.00	1,012.30	5.20	1.04
Hypothetical	1,000.00	1,019.69	5.22	1.04

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

February 29, 2024	J.P. Morgan Money Market Funds	201

202

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended February 29, 2024. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2024. The information necessary to complete your income tax returns for the calendar year ending December 31, 2024 will be provided under separate cover.
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 29, 2024:
Long-Term Capital Gain Distribution
JPMorgan Tax Free Money Market Fund	$85
JPMorgan New York Municipal Money Market Fund	13
Qualified Interest Income (QII) and Short-Term Capital Gain
Each Fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 29, 2024:
Qualified Interest Income
JPMorgan Prime Money Market Fund	$2,303,846
JPMorgan Liquid Assets Money Market Fund	1,539,892
JPMorgan U.S. Government Money Market Fund	12,895,576
JPMorgan U.S. Treasury Plus Money Market Fund	1,877,164
JPMorgan Federal Money Market Fund	340,726
JPMorgan 100% U.S. Treasury Securities Money Market Fund	7,384,735
Tax Exempt Income
Each Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended February 29, 2024:
Exempt Distributions Paid
JPMorgan Institutional Tax Free Money Market Fund	$45,072
JPMorgan Tax Free Money Market Fund	330,477
JPMorgan Municipal Money Market Fund	49,661
JPMorgan California Municipal Money Market Fund	13,352
JPMorgan New York Municipal Money Market Fund	66,201
Treasury Income
Each Fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 29, 2024:
Income from U.S. Treasury Obligations
JPMorgan Prime Money Market Fund	0.4%
JPMorgan Institutional Tax Free Money Market Fund	0.3
JPMorgan Securities Lending Money Market Fund	0.2
JPMorgan Liquid Assets Money Market Fund	0.5
JPMorgan U.S. Government Money Market Fund	16.1
JPMorgan U.S. Treasury Plus Money Market Fund	19.6
JPMorgan Federal Money Market Fund	37.6
JPMorgan 100% U.S. Treasury Securities Money Market Fund	97.7
JPMorgan Tax Free Money Market Fund	0.1
JPMorgan Municipal Money Market Fund	0.1
JPMorgan New York Municipal Money Market Fund	0.2
Interest Dividends
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible to be treated as 163(j) interest dividends for the fiscal year ended February 29, 2024:
Interest Dividends
JPMorgan Prime Money Market Fund	100.0%
JPMorgan Liquid Assets Money Market Fund	100.0
JPMorgan U.S. Government Money Market Fund	100.0
JPMorgan U.S. Treasury Plus Money Market Fund	100.0
JPMorgan Federal Money Market Fund	100.0
JPMorgan 100% U.S. Treasury Securities Money Market Fund	100.0

February 29, 2024	J.P. Morgan Money Market Funds	203

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its portfolio holdings with the SEC each month on Form N-MFP. The Funds’ Form N-MFP reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s monthly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2024. All rights reserved. February 2024.
AN-MMKT-224

Annual Report
J.P. Morgan Income Funds
February 29, 2024
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Floating Rate Income Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Fund
JPMorgan Income Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Duration Bond Fund
JPMorgan Short Duration Core Plus Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
April 15, 2024 (Unaudited)
Dear Shareholder,
Financial markets largely rallied through the final months of 2023 and into the first quarter of 2024, as leading central banks refrained from implementing further interest rate increases. Equity markets generally outperformed bond markets for the twelve months ended February 29, 2024, led by four consecutive months of net gains in U.S. equity prices.
“The global economic outlook for the year ahead remains positive and financial markets appear more resilient than a year ago.” — Brian S. Shlissel
Economic data were stronger than many economists expected in the face of elevated interest rates throughout the year. Following weak but positive economic growth in the first half of 2023, U.S. gross domestic product increased to 4.9% in the third quarter and 3.4% growth in the final quarter of the year. While the U.S. unemployment rate rose slightly during the second half of the year, it remained below 4% for the entire 12 month period and monthly job growth data frequently surpassed the consensus forecasts of economists.
Meanwhile, the U.S. Federal Reserve (the “Fed”) continued to raise interest rates through the end of summer 2023, then settled on a benchmark lending rate range of 5.25 - 5.50% through the first quarter of 2024. The European Central Bank and the Bank of England followed similar trajectories, raising interest rates at regular intervals into the third quarter of 2023 and then holding rates at those elevated levels for the remainder of the period. Notably, the Bank of Japan raised interest rates for the first time in 17 years in mid-March 2024, ending eight years of negative interest rates and setting its benchmark rate range at 0.0 to 0.1%.
The Fed and certain other leading central banks fueled investor expectations for interest rate reductions in 2024 and growing optimism that developed market economies could enjoy a “soft landing” of positive growth coupled with relatively low unemployment.
However, there remain significant risks to the macroeconomic backdrop. Slower economic growth due to the impact of higher interest rates could leave the U.S. economy more vulnerable to potential shocks from geopolitical events, natural disasters or political turmoil, particularly taking into account the upcoming U.S. presidential election. Additionally, financial markets may also come under pressure should the Fed decide not to reduce interest rates to the extent anticipated by investors. Finally, the recent run-up in U.S. equity prices could lead to increased volatility in certain sectors of the market.
The global economic outlook for the year ahead remains positive and financial markets appear to be more resilient than a year ago. Global growth is estimated at 2.9% this year and 3.0% for 2025, with a continued decline in inflation, according to the Organization for Economic Cooperation and Development’s February 2024 forecast. However, across market cycles, we believe that those investors who hold a well-diversified portfolio and a long-term view are best positioned.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

February 29, 2024	J.P. Morgan Income Funds	1

J.P. Morgan Income Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)
While bond markets generally underperformed equity markets during the period, fixed income securities rallied in late 2023 as leading central banks signaled that they could begin to lower interest rates in 2024. Overall, U.S. high yield bonds (also known as junk bonds) and emerging markets debt outperformed other sectors of the bond market, and corporate debt generally outperformed U.S. Treasury bonds and other developed markets sovereign debt for the twelve months ended February 29, 2024.
Global economic growth was stronger than expected in the first quarter of 2023, but in late March, Silicon Valley Bank collapsed after management sold off the bank’s portfolio of U.S. Treasury bonds at a steep loss, which triggered a run on the bank’s deposits. While U.S. regulators moved swiftly to guarantee some deposits at the bank to prevent further contagion, depositors began withdrawing cash from First Republic Bank. At the end of April, U.S. regulators announced First Republic Bank had been closed and sold to J.P. Morgan Chase & Co. Meanwhile, the Swiss government brokered a takeover of troubled Credit Suisse by UBS Group AG. These events sharply elevated market volatility in the banking sector, particularly in U.S. regional bank stocks.
Throughout the first half of 2023, leading central banks continued to raise interest rates at regular intervals in an effort to ease inflationary pressures. By the end of summer 2023, inflation data in the U.S. and across Europe had shown significant reduction in core consumer prices. In response, the U.S. Federal Reserve, the European Central Bank and the Bank of England in separate decisions each declined to raise interest rates further during the final months of 2023.
By the start of the second half of 2023, the general consensus view of economists was that interest rates would remain elevated for an extended period, particularly in the U.S. where labor markets remained tight and economic growth was generally stronger than expected. However, at its December meeting, the U.S. Federal Reserve indicated that it was prepared to begin the process of cutting interest rates in 2024, given the trajectory of inflation data.
Global economic growth largely proved more resilient than economists’ forecasts during the period, led by expansions in the U.S., Japan, India and select emerging markets. Meanwhile, the Eurozone, U.K., China and Canada struggled with weaker growth. China’s economy faced low levels of consumer spending and business confidence, along with long-standing debt issues in the domestic property sector. Across Europe, weakness in consumer and business spending and ongoing stresses from the war in Ukraine weighed on economic growth. Notably, inflation data in the U.K. indicated that prices were declining at a somewhat slower pace than in other developed markets.
However, investor concerns about a potential economic recession receded during the period as data showed a general trend toward stability in labor markets amid declining inflation and the pivot in the policies of leading central banks. Global equity markets responded with a four-month rally through the end of February 2024. Notably, the outperformance of U.S. equity markets was led by a handful of large cap companies in the information technology and communications sectors; Apple Inc., Amazon.com Inc., Alphabet Inc., Meta Platforms Inc., Microsoft Corp., Nvidia Corp. and Tesla Inc.
For the twelve months ended February 29, 2024, the Bloomberg U.S. High Yield Corporate Index returned 11.03%; the Bloomberg Emerging Markets Index returned 7.92% and the Bloomberg U.S. Aggregate Index returned 3.33%.

2	J.P. Morgan Income Funds	February 29, 2024

JPMorgan Core Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	3.30%
Bloomberg U.S. Aggregate Index	3.33%
Net Assets as of 2/29/2024 (In Thousands)	$44,532,081
Duration as of 2/29/2024	6.1 Years
INVESTMENT OBJECTIVE**
The JPMorgan Core Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund’s Class I Shares underperformed the Bloomberg U.S. Aggregate Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s longer overall duration was a leading detractor from performance as interest rates rose during most of the period. Generally, bonds of longer duration will experience a greater decline in price compared with shorter duration bonds when interest rates rise. The Fund’s underweight allocation to corporate bonds also detracted from relative performance.
The Fund’s underweight allocation to U.S. Treasury bonds and its security selection in agency mortgage-backed securities and corporate bonds were leading contributors to performance relative to the Benchmark.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors.
The portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. Relative to the Benchmark, at the end of the period, the Fund was underweight in U.S. Treasury securities and overweight in commercial mortgage-backed securities and agency mortgages.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	25.5%
U.S. Treasury Obligations	23.8
Mortgage-Backed Securities	21.9
Asset-Backed Securities	13.2
Commercial Mortgage-Backed Securities	6.0
Collateralized Mortgage Obligations	4.8
Others (each less than 1.0%)	1.2
Short-Term Investments	3.6

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Income Funds	3

JPMorgan Core Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge *		(0.87)%	(0.01)%	0.99%
Without Sales Charge		3.04	0.75	1.38
CLASS C SHARES	March 22, 1999
With CDSC **		1.40	0.17	0.88
Without CDSC		2.40	0.17	0.88
CLASS I SHARES	June 1, 1991	3.30	1.00	1.61
CLASS R2 SHARES	November 3, 2008	2.68	0.42	1.07
CLASS R3 SHARES	September 9, 2016	2.86	0.65	1.27
CLASS R4 SHARES	September 9, 2016	3.09	0.91	1.52
CLASS R5 SHARES	May 15, 2006	3.27	1.07	1.68
CLASS R6 SHARES	February 22, 2005	3.46	1.18	1.79

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 and Class R4 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Core Bond Fund and the Bloomberg U.S. Aggregate Index from February 28, 2014 to February 29, 2024. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, tax-able, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

4	J.P. Morgan Income Funds	February 29, 2024

JPMorgan Core Plus Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	3.93%
Bloomberg U.S. Aggregate Index	3.33%
Net Assets as of 2/29/2024 (In Thousands)	$19,251,791
Duration as of 2/29/2024	6.3 Years
INVESTMENT OBJECTIVE**
The JPMorgan Core Plus Bond Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund’s Class I Shares outperformed the Bloomberg U.S. Aggregate Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s overweight position in securitized credit, including asset-backed securities, commercial mortgage-backed securities and non-agency mortgage-backed securities, and its out-of-Benchmark position in high yield corporate credit (also known as junk bonds) were leading contributors to relative performance. The Fund’s positioning in agency mortgage-backed securities also contributed to relative performance.
The Fund’s longer overall duration was a leading detractor from performance as interest rates rose during the period. Generally, bonds of longer duration will experience a larger decrease in price compared with shorter duration bonds when interest rates rise. The Fund’s underweight position in investment grade corporate credit detracted from performance as the sector generated positive returns over the period.
HOW WAS THE FUND POSITIONED?
The Fund continued to focus on security selection and relative value, which seeks to take advantage of pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up research to construct, in their view, a portfolio of undervalued fixed income securities. The managers employed a macro-economic analysis to determine asset allocation and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
During the period, the Fund’s managers decreased the Fund’s duration to 6.34 years at February 29, 2024 from 6.38 years at February 28, 2023.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	29.4%
Mortgage-Backed Securities	22.9
Asset-Backed Securities	15.2
Commercial Mortgage-Backed Securities	10.0
U.S. Treasury Obligations	8.8
Collateralized Mortgage Obligations	4.0
Loan Assignments	1.2
Others (each less than 1.0%)	1.1
Short-Term Investments	7.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Income Funds	5

JPMorgan Core Plus Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 5, 1993
With Sales Charge *		(0.28)%	0.03%	1.26%
Without Sales Charge		3.63	0.81	1.65
CLASS C SHARES	May 30, 2000
With CDSC **		2.07	0.18	1.11
Without CDSC		3.07	0.18	1.11
CLASS I SHARES	March 5, 1993	3.93	1.11	1.90
CLASS R2 SHARES	November 3, 2008	3.22	0.41	1.24
CLASS R3 SHARES	September 9, 2016	3.49	0.67	1.49
CLASS R4 SHARES	September 9, 2016	3.74	0.92	1.74
CLASS R5 SHARES	September 9, 2016	3.99	1.09	1.89
CLASS R6 SHARES	February 22, 2005	4.01	1.21	2.02

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns shown for Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3, Class R4 and Class R5 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Core Plus Bond Fund and the Bloomberg U.S. Aggregate Index from February 28, 2014 to February 29, 2024. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

6	J.P. Morgan Income Funds	February 29, 2024

JPMorgan Floating Rate Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	8.86%
Credit Suisse Leveraged Loan Index	11.37%
Bloomberg U.S. Aggregate Index	3.33%
Net Assets as of 2/29/2024 (In Thousands)	$304,894
INVESTMENT OBJECTIVE**
The JPMorgan Floating Rate Income Fund (the “Fund”) seeks to provide current income with a secondary objective of capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund’s Class I Shares underperformed the Credit Suisse Leveraged Loan Index (the “Loan Index”) and outperformed the Bloomberg U.S. Aggregate Index.
Relative to the Loan Index, the Fund’s security selection in the retailers and supermarkets sectors were leading detractors from performance during the period. The Fund’s allocation to non-rated securities also detracted from relative performance.
The Fund’s security selection in the consumer cyclical services sector and its underweight allocation to the property & casualty insurance sector were leading contributors to the Fund’s relative performance.
HOW WAS THE FUND POSITIONED?
Relative to the Loan Index during the period, the Fund was overweight in securities and loan assignments rated BB or higher and was underweight in securities and loan assignments rated single-B, CCC and lower. Additionally, the Fund was overweight in the energy, capital goods and communications sectors and was underweight in the technology, financial and basic industry sectors.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Loan Assignments	78.1%
Corporate Bonds	5.5
Convertible Preferred Stocks	1.9
Exchange-Traded Funds	1.3
Common Stocks	1.2
Others (each less than 1.0%)	0.0***
Short-Term Investments	12.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***
Amount rounds to less than 0.1%.

February 29, 2024	J.P. Morgan Income Funds	7

JPMorgan Floating Rate Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 1, 2011
With Sales Charge *		6.09%	3.01%	2.61%
Without Sales Charge		8.59	3.47	2.84
CLASS C SHARES	June 1, 2011
With CDSC **		6.95	2.94	2.43
Without CDSC		7.95	2.94	2.43
CLASS I SHARES	June 1, 2011	8.86	3.74	3.09
CLASS R6 SHARES	October 31, 2013	8.97	3.80	3.18

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Floating Rate Income Fund, the Credit Suisse Leveraged Loan Index and the Bloomberg U.S. Aggregate Index from February 28, 2014 to February 29, 2024. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Credit Suisse Leveraged Loan Index and the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the indices, if applicable. The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

8	J.P. Morgan Income Funds	February 29, 2024

JPMorgan Government Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	2.26%
Bloomberg U.S. Government Bond Index	2.35%
Net Assets as of 2/29/2024 (In Thousands)	$1,812,683
Duration as of 2/29/2024	5.8 Years
INVESTMENT OBJECTIVE**
The JPMorgan Government Bond Fund (the “Fund”) seeks a high level of current income with liquidity and safety of principal.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund’s Class I Shares underperformed the Bloomberg U.S. Government Bond Index (“Benchmark”).
Relative to the Benchmark, the Fund’s overweight allocation to the 10-20 year portion of the yield curve was the only significant detractor from performance, as interest rates generally rose during most of the period. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
The Fund’s out-of-Benchmark allocation to agency mortgage-backed securities was the leading contributor to relative performance. The Fund’s overall shorter duration also contributed to relative performance as interest rates generally rose for most of the period. Generally, bonds of shorter duration will experience a smaller decrease in price relative to longer duration bonds when interest rates rise.
HOW WAS THE FUND POSITIONED?
During the period, the portfolio managers focused on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	34.0%
Mortgage-Backed Securities	27.9
Collateralized Mortgage Obligations	22.0
Commercial Mortgage-Backed Securities	9.9
U.S. Government Agency Securities	3.5
Short-Term Investments	2.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Income Funds	9

JPMorgan Government Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 5, 1993
With Sales Charge *		(1.85)%	(0.84)%	0.37%
Without Sales Charge		2.00	(0.09)	0.75
CLASS C SHARES	March 22, 1999
With CDSC **		0.49	(0.67)	0.24
Without CDSC		1.49	(0.67)	0.24
CLASS I SHARES	February 8, 1993	2.26	0.16	1.02
CLASS R2 SHARES	November 3, 2008	1.65	(0.44)	0.44
CLASS R3 SHARES	September 9, 2016	1.90	(0.20)	0.65
CLASS R4 SHARES	September 9, 2016	2.16	0.07	0.90
CLASS R6 SHARES	August 1, 2016	2.42	0.31	1.12

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns shown for Class R3, Class R4 and Class R6 Shares prior to their inception are based on the performance of Class I Shares, the original class offered. Prior performance of Class R3 and Class R4 Shares have been adjusted to reflect the differences in expenses between classes. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Government Bond Fund and the Bloomberg U.S. Government Bond Index from February 28, 2014 to February 29, 2024. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Government Bond Index is an unmanaged index composed of securities issued by the U.S. Government. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

10	J.P. Morgan Income Funds	February 29, 2024

JPMorgan High Yield Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	9.55%
ICE BofA US High Yield Constrained Index	11.04%
Bloomberg U.S. Corporate High Yield - 2% Issuer Capped Index	11.01%
Net Assets as of 2/29/2024 (In Thousands)	$4,838,049
Duration as of 2/29/2024	2.8 Years
INVESTMENT OBJECTIVE**
The JPMorgan High Yield Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund’s Class I Shares underperformed both the ICE BofA U.S. High Yield Constrained Index (the “Benchmark”) and the Bloomberg U.S. Corporate High Yield – 2% Issuer Capped Index.
Relative to the Benchmark, the Fund’s security selection in the retail, wirelines and aerospace/defense sub-sectors was a leading detractor from performance, while the Fund’s security selection in the independent energy, consumer cyclicals and automotive sub-sectors was a leading contributor to performance.
HOW WAS THE FUND POSITIONED?
Relative to the Benchmark, the Fund remained overweight in sub-sectors that the portfolio management team believed were less cyclical, including the consumer noncyclical and communications sub-sectors, and was overweight in the consumer cyclical sub-sector. The Fund was underweight in financials, utilities and technology sub-sectors. The Fund had a shorter overall duration than the Benchmark during the period, as the Fund’s portfolio managers sought securities that they believed had better relative value in the shorter end of the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. Generally, bonds of shorter duration will experience a smaller decline in price relative to longer duration bonds when interest rates rise or credit spreads widen, so are generally less volatile than longer duration bonds.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	88.6%
Loan Assignments	6.3
Common Stocks	2.0
Convertible Bonds	1.0
Others (each less than 1.0%)	1.3
Short-Term Investments	0.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 29, 2024	J.P. Morgan Income Funds	11

JPMorgan High Yield Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 13, 1998
With Sales Charge *		5.09%	2.26%	2.87%
Without Sales Charge		9.17	3.05	3.26
CLASS C SHARES	March 22, 1999
With CDSC **		7.60	2.55	2.83
Without CDSC		8.60	2.55	2.83
CLASS I SHARES	November 13, 1998	9.55	3.31	3.50
CLASS R2 SHARES	November 3, 2008	8.80	2.69	2.91
CLASS R3 SHARES	August 21, 2017	8.97	2.95	3.16
CLASS R4 SHARES	August 21, 2017	9.26	3.21	3.42
CLASS R5 SHARES	May 15, 2006	9.39	3.39	3.57
CLASS R6 SHARES	February 22, 2005	9.53	3.47	3.65

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to its inception are based on the performance of Class I Shares, the original class offered. With respect to Class R3 and Class R4 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Fund, the ICE BofA US High Yield Constrained Index and the Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index from February 28, 2014 to February 29, 2024. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofA US High Yield Constrained Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofA US High Yield Constrained Index tracks the performance of US dollar denominated below investment grade debt securities publicly issued in the US domestic market. The performance of the Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered

12	J.P. Morgan Income Funds	February 29, 2024

trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively
"Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith

February 29, 2024	J.P. Morgan Income Funds	13

JPMorgan Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	6.54%
Bloomberg U.S. Aggregate Index	3.33%
Net Assets as of 2/29/2024 (In Thousands)	$9,246,588
Duration as of 2/29/2024	2.9 Years
INVESTMENT OBJECTIVE**
The JPMorgan Income Fund (the “Fund”) seeks to provide income with a secondary objective of capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund is flexible in its ability to invest in a wide variety of debt securities and financial instruments of any maturity and is not managed to a benchmark index. This allows the Fund to shift its allocations based on changing market conditions. For the twelve months ended February 29, 2024, the Fund outperformed the Bloomberg U.S. Aggregate Index (the “Index”).
Relative to the Index, the Fund’s out-of-Index allocations to non-agency mortgage-backed securities, commercial mortgage-backed securities, emerging markets debt and high yield corporate bonds (also known as junk bonds) contributed to performance. The Fund’s U.S. Treasury securities allocation was the largest detractor from relative performance. The Fund’s underweight allocation to investment grade corporate bonds and its out-of-Index allocation to non-USD currency also detracted from relative performance.
During the period, the Fund’s Class I Shares distributed approximately $0.04 per share each month.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers invested opportunistically among multiple debt markets and sectors that they believed had a high potential to produce income. The
Fund’s managers sought to manage risk through exposure to debt markets that they believed to have low correlations to each other. During the period, the Fund’s managers increased their allocations to agency mortgage-backed securities and commercial mortgage-backed securities and decreased the Fund’s exposure to high yield bonds, investment grade corporate bonds and asset-backed securities. The Fund's duration decreased to 2.94 years at February 29, 2024 from 4.22 years at February 28, 2023.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	29.2%
Commercial Mortgage-Backed Securities	22.4
Asset-Backed Securities	16.0
Mortgage-Backed Securities	15.2
Collateralized Mortgage Obligations	9.6
Foreign Government Securities	3.3
Exchange-Traded Funds	1.4
Others (each less than 1.0%)	0.9
Short-Term Investments	2.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. Morgan Income Funds	February 29, 2024

AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	June 2, 2014
With Sales Charge *		2.29%	1.62%	2.61%
Without Sales Charge		6.26	2.39	3.02
CLASS C SHARES	June 2, 2014
With CDSC **		4.78	1.84	2.55
Without CDSC		5.78	1.84	2.55
CLASS I SHARES	June 2, 2014	6.54	2.65	3.27
CLASS R6 SHARES	June 2, 2014	6.54	2.66	3.30

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (6/2/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on June 2, 2014.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of JPMorgan Income Fund and the Bloomberg U.S. Aggregate Index from June 2, 2014 to February 29, 2024. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

February 29, 2024	J.P. Morgan Income Funds	15

JPMorgan Mortgage-Backed Securities Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	3.72%
Bloomberg U.S. MBS Index	2.28%
Net Assets as of 2/29/2024 (In Thousands)	$5,121,374
Duration as of 2/29/2024	5.6 Years
INVESTMENT OBJECTIVE**
The JPMorgan Mortgage-Backed Securities Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund’s Class I Shares outperformed the Bloomberg U.S. MBS Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s security selection in agency mortgage-backed securities and its out-of-Benchmark allocation to non-agency residential and commercial mortgage-backed securities were leading contributors to performance. There were no significant detractors from the Fund’s relative performance during the period.
HOW WAS THE FUND POSITIONED?
The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Mortgage-Backed Securities	55.3%
Asset-Backed Securities	11.5
Collateralized Mortgage Obligations	9.2
Commercial Mortgage-Backed Securities	7.9
U.S. Treasury Obligations	4.7
Short-Term Investments	11.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. Morgan Income Funds	February 29, 2024

AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	August 18, 2000
With Sales Charge *		(0.43)%	(0.10)%	1.12%
Without Sales Charge		3.44	0.66	1.51
CLASS C SHARES	July 2, 2012
With CDSC **		1.95	0.16	1.11
Without CDSC		2.95	0.16	1.11
CLASS I SHARES	August 18, 2000	3.72	0.91	1.76
CLASS R6 SHARES	February 22, 2005	3.87	1.08	1.91

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mortgage-Backed Securities Fund and the Bloomberg U.S. MBS Index from February 28, 2014 to February 29, 2024. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index includes fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

February 29, 2024	J.P. Morgan Income Funds	17

JPMorgan Short Duration Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	5.11%
Bloomberg 1–3 Year U.S. Government/Credit Bond Index	4.58%
Net Assets as of 2/29/2024 (In Thousands)	$7,564,920
Duration as of 2/29/2024	1.8 Years
INVESTMENT OBJECTIVE**
The JPMorgan Short Duration Bond Fund (the “Fund”) seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund’s Class I Shares outperformed the Bloomberg 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s security selection in corporate bonds and its out-of-Benchmark allocation to asset-backed securities and non-agency mortgage-backed securities were leading contributors to performance. The Fund’s longer overall duration was the leading detractor from relative performance. Generally, bonds of longer duration will experience a larger decrease in price compared with bonds of shorter duration as interest rates rise.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers focused on security selection and relative value, which seeks to take advantage of pricing discrepancies among individual securities or market sectors. The managers used bottom-up research to construct, in their view, a portfolio of undervalued fixed income securities. The managers employ a macro-economic analysis to determine asset allocation and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
During the period, the Fund had an underweight position in U.S. Treasury bonds, an overweight position in corporate bonds and out-of-Benchmark allocations to mortgage-backed securities and asset-backed securities.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	30.0%
Asset-Backed Securities	21.6
U.S. Treasury Obligations	17.5
Mortgage-Backed Securities	8.4
Collateralized Mortgage Obligations	8.4
Commercial Mortgage-Backed Securities	2.3
Short-Term Investments	11.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. Morgan Income Funds	February 29, 2024

AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		2.40%	1.23%	0.93%
Without Sales Charge		4.75	1.70	1.16
CLASS C SHARES	November 1, 2001
With CDSC **		3.19	1.17	0.75
Without CDSC		4.19	1.17	0.75
CLASS I SHARES	September 4, 1990	5.11	1.95	1.42
CLASS R6 SHARES	February 22, 2005	5.17	2.02	1.58

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Short Duration Bond Fund and the Bloomberg 1–3 Year U.S. Government/Credit Bond Index from February 28, 2014 to February 29, 2024. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

February 29, 2024	J.P. Morgan Income Funds	19

JPMorgan Short Duration Core Plus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 29, 2024 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	5.41%
Bloomberg 1-5 Year Government/Credit Index	4.54%
Net Assets as of 2/29/2024 (In Thousands)	$3,743,617
Duration as of 2/29/2024	2.6 Years
INVESTMENT OBJECTIVE**
The JPMorgan Short Duration Core Plus Fund (the “Fund”) seeks total return, consistent with preservation of capital.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 29, 2024, the Fund outperformed the Bloomberg 1-5 Year Government/Credit Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s allocations to corporate bonds (investment grade and high yield) and asset-backed securities were leading contributors to performance. The Fund’s longer overall duration was a leading detractor from relative performance as interest rates rose during the period. Generally, bonds with longer duration will experience a larger decrease in price compared with shorter duration bonds when interest rates rise. The Fund’s allocations to mortgage-backed securities and commercial mortgage-backed securities also detracted from relative performance.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers focused on security selection and relative value, which seeks to take advantage of pricing discrepancies between individual securities or market sectors. The managers used bottom-up research to construct, in their view, a portfolio of undervalued fixed income securities. The managers employ a macro-economic analysis to determine asset allocation and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
Relative to the Benchmark during the period, the Fund had an underweight position in U.S. Treasury bonds and out-of-Benchmark allocations to mortgage-backed securities, asset-backed securities, high yield bonds (also known as junk bonds) and emerging markets debt. The Fund’s portfolio managers decreased the Fund’s duration to 2.61 years at February 29, 2024 from 2.62 years at February 28, 2023.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 29, 2024	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	37.2%
Asset-Backed Securities	17.8
U.S. Treasury Obligations	16.2
Mortgage-Backed Securities	12.5
Commercial Mortgage-Backed Securities	7.0
Collateralized Mortgage Obligations	5.2
Foreign Government Securities	1.1
Others (each less than 1.0%)	0.5
Short-Term Investments	2.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

20	J.P. Morgan Income Funds	February 29, 2024

AVERAGE ANNUAL TOTAL RETURNS AS OF February 29, 2024

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 1, 2013
With Sales Charge *		2.73%	1.23%	1.87%
Without Sales Charge		5.14	1.70	2.10
CLASS C SHARES	March 1, 2013
With CDSC **		3.63	1.18	1.69
Without CDSC		4.63	1.18	1.69
CLASS I SHARES	March 1, 2013	5.41	1.95	2.35
CLASS R6 SHARES	March 1, 2013	5.47	2.02	2.44

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE (2/28/14 TO 2/29/24)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Short Duration Core Plus Fund and the Bloomberg 1-5 Year Government/Credit Index from February 28, 2014 to February 29, 2024. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg 1-5 Year Government/Credit Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg 1-5 Year Government/Credit Index includes the Government and Credit portions of the Barclays Aggregate for securities of 1-5 year maturities. The Government portion includes treasuries and agencies. The Credit portion includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.

February 29, 2024	J.P. Morgan Income Funds	21

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 25.5%
Aerospace & Defense — 0.5%
Airbus SE (France) 3.95%, 4/10/2047 (a)	1,046	859
BAE Systems Holdings, Inc. (United Kingdom) 3.80%, 10/7/2024 (a)	5,000	4,940
BAE Systems plc (United Kingdom)
1.90%, 2/15/2031 (a)	14,745	11,936
5.80%, 10/11/2041 (a)	2,500	2,521
3.00%, 9/15/2050 (a)	5,645	3,784
Boeing Co. (The)
4.88%, 5/1/2025	9,325	9,239
2.75%, 2/1/2026	10,982	10,429
2.20%, 2/4/2026	22,360	20,976
3.10%, 5/1/2026	9,560	9,108
5.04%, 5/1/2027	9,155	9,069
5.15%, 5/1/2030	14,590	14,346
3.60%, 5/1/2034	5,076	4,267
5.71%, 5/1/2040	12,565	12,240
5.81%, 5/1/2050	14,000	13,494
L3Harris Technologies, Inc.
5.40%, 7/31/2033	11,863	11,871
4.85%, 4/27/2035	1,918	1,823
Leidos, Inc.
2.30%, 2/15/2031	8,020	6,573
5.75%, 3/15/2033	8,600	8,740
Northrop Grumman Corp. 5.15%, 5/1/2040	13,000	12,620
RTX Corp.
5.15%, 2/27/2033	11,955	11,838
4.50%, 6/1/2042	13,927	12,177
4.15%, 5/15/2045	7,861	6,451
3.75%, 11/1/2046	7,060	5,389
4.35%, 4/15/2047	4,020	3,365
2.82%, 9/1/2051	10,000	6,253
3.03%, 3/15/2052	3,840	2,510
6.40%, 3/15/2054	5,495	6,083
		222,901
Automobile Components — 0.0% ^
Lear Corp. 2.60%, 1/15/2032	3,330	2,695
Automobiles — 0.2%
Hyundai Capital America
1.80%, 10/15/2025 (a)	8,870	8,360
1.30%, 1/8/2026 (a)	7,365	6,826
1.50%, 6/15/2026 (a)	17,530	16,042
2.38%, 10/15/2027 (a)	9,020	8,164
1.80%, 1/10/2028 (a)	12,950	11,382
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Automobiles — continued
Stellantis Finance US, Inc. 2.69%, 9/15/2031 (a)	12,937	10,706
Volkswagen Group of America Finance LLC (Germany) 1.63%, 11/24/2027 (a)	6,615	5,845
		67,325
Banks — 7.2%
ABN AMRO Bank NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 6.58%, 10/13/2026 (a) (b)	33,300	33,617
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 6.34%, 9/18/2027 (a) (b)	17,700	18,001
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (a) (b)	15,800	13,742
AIB Group plc (Ireland)
(3-MONTH SOFR + 1.87%), 4.26%, 4/10/2025 (a) (b)	1,670	1,666
(SOFR + 3.46%), 7.58%, 10/14/2026 (a) (b)	21,112	21,652
(SOFR + 2.33%), 6.61%, 9/13/2029 (a) (b)	7,745	8,036
ANZ New Zealand Int'l Ltd. (New Zealand)
3.45%, 1/21/2028 (a)	2,000	1,875
5.36%, 8/14/2028 (a)	20,760	20,929
2.55%, 2/13/2030 (a)	3,050	2,639
Australia & New Zealand Banking Group Ltd. (Australia)
4.40%, 5/19/2026 (a) (c)	1,834	1,781
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.29%), 2.95%, 7/22/2030 (a) (b)	4,560	4,359
Banco Santander SA (Spain)
5.15%, 8/18/2025	3,600	3,573
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (b)	6,400	5,791
5.59%, 8/8/2028	49,600	50,040
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.23%, 11/22/2032 (b)	13,400	11,085
Bank of America Corp.
(3-MONTH CME TERM SOFR + 1.07%), 3.37%, 1/23/2026 (b)	5,215	5,115
4.25%, 10/22/2026	6,055	5,924
(SOFR + 1.29%), 5.08%, 1/20/2027 (b)	21,849	21,711
Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (b)	6,250	5,799
(SOFR + 0.96%), 1.73%, 7/22/2027 (b)	9,615	8,817
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(3-MONTH CME TERM SOFR + 1.77%), 3.71%, 4/24/2028 (b)	10,025	9,558
(SOFR + 1.58%), 4.38%, 4/27/2028 (b)	26,190	25,461
(3-MONTH CME TERM SOFR + 1.63%), 3.59%, 7/21/2028 (b)	29,628	28,089
(3-MONTH CME TERM SOFR + 1.30%), 3.42%, 12/20/2028 (b)	49,969	46,683
(3-MONTH CME TERM SOFR + 1.33%), 3.97%, 3/5/2029 (b)	7,135	6,786
(SOFR + 1.63%), 5.20%, 4/25/2029 (b)	34,400	34,214
(SOFR + 1.06%), 2.09%, 6/14/2029 (b)	19,095	16,780
(SOFR + 1.57%), 5.82%, 9/15/2029 (b)	53,000	54,011
(SOFR + 1.32%), 2.69%, 4/22/2032 (b)	22,915	19,190
(SOFR + 1.21%), 2.57%, 10/20/2032 (b)	19,870	16,285
(SOFR + 1.91%), 5.29%, 4/25/2034 (b)	35,000	34,504
(SOFR + 1.84%), 5.87%, 9/15/2034 (b)	28,820	29,552
(SOFR + 1.65%), 5.47%, 1/23/2035 (b)	22,540	22,475
(SOFR + 1.93%), 2.68%, 6/19/2041 (b)	54,117	37,681
Bank of Ireland Group plc (Ireland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (a) (b)	20,245	20,352
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (a) (b)	34,388	31,280
Bank of Montreal (Canada)
5.30%, 6/5/2026	11,390	11,419
5.72%, 9/25/2028	33,000	33,829
(USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032 (b) (c)	5,021	4,623
Bank of New Zealand (New Zealand) 5.08%, 1/30/2029 (a)	16,360	16,280
Bank of Nova Scotia (The) (Canada) 4.85%, 2/1/2030	26,370	26,019
Banque Federative du Credit Mutuel SA (France)
5.90%, 7/13/2026 (a)	27,675	28,035
1.60%, 10/4/2026 (a)	23,810	21,717
5.79%, 7/13/2028 (a)	24,190	24,737
Barclays plc (United Kingdom)
(SOFR + 2.21%), 5.83%, 5/9/2027 (b)	8,500	8,522
(SOFR + 1.88%), 6.50%, 9/13/2027 (b)	52,040	52,955
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (b)	10,428	8,492
BNP Paribas SA (France)
(SOFR + 2.07%), 2.22%, 6/9/2026 (a) (b)	12,126	11,608
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(SOFR + 1.00%), 1.32%, 1/13/2027 (a) (b)	4,819	4,457
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.50%), 5.34%, 6/12/2029 (a) (b)	2,500	2,499
(SOFR + 1.52%), 5.18%, 1/9/2030 (a) (b)	20,560	20,368
(SOFR + 1.59%), 5.50%, 5/20/2030 (a) (b)	13,575	13,514
(SOFR + 1.56%), 3.13%, 1/20/2033 (a) (b)	12,958	10,901
(SOFR + 1.87%), 5.89%, 12/5/2034 (a) (b)	34,055	34,806
(SOFR + 1.88%), 5.74%, 2/20/2035 (a) (b)	25,445	25,196
BPCE SA (France)
4.63%, 7/11/2024 (a)	11,600	11,515
1.00%, 1/20/2026 (a)	20,500	18,923
(SOFR + 1.52%), 1.65%, 10/6/2026 (a) (b)	11,406	10,663
3.38%, 12/2/2026	4,230	4,045
(SOFR + 2.10%), 5.98%, 1/18/2027 (a) (b)	17,265	17,279
4.75%, 7/19/2027 (a)	2,915	2,857
(SOFR + 1.98%), 6.61%, 10/19/2027 (a) (b)	23,410	23,879
(SOFR + 2.27%), 6.71%, 10/19/2029 (a) (b)	29,400	30,521
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.96%), 5.72%, 1/18/2030 (a) (b)	11,526	11,477
(SOFR + 1.31%), 2.28%, 1/20/2032 (a) (b)	15,245	12,203
(SOFR + 1.73%), 3.12%, 10/19/2032 (a) (b)	26,000	20,968
(SOFR + 2.59%), 7.00%, 10/19/2034 (a) (b)	21,875	23,342
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.79%), 6.51%, 1/18/2035 (a) (b)	11,501	11,396
CaixaBank SA (Spain) (SOFR + 2.08%), 6.68%, 9/13/2027 (a) (b)	26,140	26,646
Canadian Imperial Bank of Commerce (Canada)
5.99%, 10/3/2028	3,200	3,311
3.60%, 4/7/2032	8,000	7,150
Citigroup, Inc.
4.40%, 6/10/2025	13,411	13,212
4.30%, 11/20/2026	6,200	6,039
4.45%, 9/29/2027	1,491	1,444
(3-MONTH CME TERM SOFR + 1.82%), 3.89%, 1/10/2028 (b)	12,240	11,764
6.63%, 1/15/2028	3,363	3,554
(3-MONTH CME TERM SOFR + 1.65%), 3.67%, 7/24/2028 (b)	41,323	39,182
(3-MONTH CME TERM SOFR + 1.41%), 3.52%, 10/27/2028 (b)	11,100	10,431
(3-MONTH CME TERM SOFR + 1.45%), 4.08%, 4/23/2029 (b)	6,399	6,107
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	23

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(SOFR + 1.18%), 2.52%, 11/3/2032 (b)	17,190	13,953
(SOFR + 2.34%), 6.27%, 11/17/2033 (b)	50,000	52,452
(SOFR + 2.66%), 6.17%, 5/25/2034 (b)	8,441	8,504
(3-MONTH CME TERM SOFR + 1.43%), 3.88%, 1/24/2039 (b)	3,330	2,802
(SOFR + 1.38%), 2.90%, 11/3/2042 (b)	1,901	1,348
5.30%, 5/6/2044	698	667
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (a) (c)	4,795	3,437
Cooperatieve Rabobank UA (Netherlands)
4.38%, 8/4/2025	7,101	6,965
3.75%, 7/21/2026	8,564	8,209
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.22%), 3.65%, 4/6/2028 (a) (b)	12,800	12,127
Credit Agricole SA (France)
4.38%, 3/17/2025 (a)	4,405	4,329
(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (b)	15,810	15,064
5.59%, 7/5/2026 (a)	12,885	12,992
(SOFR + 0.89%), 1.25%, 1/26/2027 (a) (b)	8,688	8,020
(SOFR + 1.86%), 6.32%, 10/3/2029 (a) (b)	13,890	14,315
(SOFR + 1.69%), 5.34%, 1/10/2030 (a) (b)	28,420	28,193
2.81%, 1/11/2041 (a)	9,880	6,634
Danske Bank A/S (Denmark)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.98%, 9/10/2025 (a) (b)	8,979	8,743
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (a) (b)	13,430	13,483
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.95%), 5.43%, 3/1/2028 (a) (b)	15,845	15,868
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.40%), 5.71%, 3/1/2030 (a) (b)	15,575	15,608
Discover Bank 4.25%, 3/13/2026	8,109	7,876
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.61%, 3/30/2028 (a) (b)	22,075	19,651
Federation des Caisses Desjardins du Quebec (Canada) 5.25%, 4/26/2029 (a)	21,595	21,400
Fifth Third Bancorp (SOFR + 1.84%), 5.63%, 1/29/2032 (b)	8,401	8,326
HSBC Holdings plc (United Kingdom)
(SOFR + 1.54%), 1.65%, 4/18/2026 (b)	2,400	2,291
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(3-MONTH CME TERM SOFR + 1.61%), 4.29%, 9/12/2026 (b)	4,932	4,834
(SOFR + 1.29%), 1.59%, 5/24/2027 (b)	5,100	4,669
(3-MONTH CME TERM SOFR + 1.81%), 4.04%, 3/13/2028 (b)	17,888	17,149
(SOFR + 1.73%), 2.01%, 9/22/2028 (b)	25,865	22,915
(SOFR + 1.29%), 2.21%, 8/17/2029 (b)	13,465	11,690
(SOFR + 1.95%), 2.36%, 8/18/2031 (b)	20,470	16,843
7.63%, 5/17/2032	4,950	5,400
(SOFR + 1.41%), 2.87%, 11/22/2032 (b)	13,085	10,794
(SOFR + 2.39%), 6.25%, 3/9/2034 (b)	12,000	12,452
6.10%, 1/14/2042	3,835	4,204
ING Groep NV (Netherlands)
3.95%, 3/29/2027	2,572	2,477
(SOFR + 1.01%), 1.73%, 4/1/2027 (b)	8,840	8,183
(SOFR + 1.56%), 6.08%, 9/11/2027 (b)	7,083	7,177
(SOFR + 2.09%), 6.11%, 9/11/2034 (b)	13,270	13,686
KBC Group NV (Belgium) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 6.32%, 9/21/2034 (a) (b)	36,960	38,300
KeyCorp (SOFRINDX + 2.06%), 4.79%, 6/1/2033 (b)	3,780	3,419
Lloyds Banking Group plc (United Kingdom)
4.58%, 12/10/2025	4,700	4,606
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.51%, 3/18/2026 (b)	15,180	14,818
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (b)	12,150	11,144
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.38%), 5.46%, 1/5/2028 (b)	17,805	17,729
4.38%, 3/22/2028	6,745	6,511
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.70%), 5.87%, 3/6/2029 (b)	18,495	18,671
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 5.68%, 1/5/2035 (b)	19,370	19,151
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (b)	17,660	16,157
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.64%, 10/13/2027 (b)	14,590	13,302
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
2.05%, 7/17/2030	23,420	19,440
3.75%, 7/18/2039	10,875	9,273
Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (a) (c)	5,440	5,434
Mizuho Financial Group, Inc. (Japan)
(3-MONTH CME TERM SOFR + 1.09%), 2.23%, 5/25/2026 (b)	13,350	12,804
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (b)	16,739	15,297
3.17%, 9/11/2027	4,000	3,746
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.78%, 7/6/2029 (b)	20,000	20,377
(3-MONTH CME TERM SOFR + 1.57%), 2.87%, 9/13/2030 (b)	11,274	9,923
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.74%, 5/27/2031 (b)	26,000	26,516
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.90%), 5.75%, 7/6/2034 (b)	15,000	15,300
National Australia Bank Ltd. (Australia)
2.33%, 8/21/2030 (a) (c)	10,430	8,533
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034 (a) (b) (c)	16,395	14,883
NatWest Group plc (United Kingdom)
4.80%, 4/5/2026	11,867	11,720
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.85%), 7.47%, 11/10/2026 (b)	8,000	8,219
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 5.85%, 3/2/2027 (b)	8,560	8,595
(3-MONTH SOFR + 1.75%), 4.89%, 5/18/2029 (b)	5,794	5,645
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.95%), 5.81%, 9/13/2029 (b)	4,480	4,526
(3-MONTH SOFR + 1.91%), 5.08%, 1/27/2030 (b)	14,835	14,492
(3-MONTH SOFR + 1.87%), 4.45%, 5/8/2030 (b)	6,946	6,576
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.50%), 5.78%, 3/1/2035 (b)	41,515	41,432
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
NatWest Markets plc (United Kingdom) 1.60%, 9/29/2026 (a)	31,620	28,799
Nordea Bank Abp (Finland) 5.38%, 9/22/2027 (a)	16,730	16,789
Santander Holdings USA, Inc. (SOFR + 2.50%), 6.17%, 1/9/2030 (b)	29,735	29,657
Santander UK Group Holdings plc (United Kingdom)
(SOFR + 2.75%), 6.83%, 11/21/2026 (b)	35,774	36,319
(SOFR + 0.99%), 1.67%, 6/14/2027 (b)	14,830	13,481
(SOFR + 2.60%), 6.53%, 1/10/2029 (b)	45,000	46,144
Societe Generale SA (France)
4.25%, 4/14/2025 (a)	20,735	20,286
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.23%, 1/21/2026 (a) (b)	5,000	4,832
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (a) (b)	8,995	8,296
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 6.45%, 1/12/2027 (a) (b)	20,000	20,167
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (a) (b)	7,650	6,968
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 6.45%, 1/10/2029 (a) (b)	20,000	20,429
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 5.63%, 1/19/2030 (a) (b)	36,200	35,673
3.00%, 1/22/2030 (a)	6,844	5,909
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (a) (b)	31,110	25,219
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.07%, 1/19/2035 (a) (b)	16,372	16,132
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.90%), 4.03%, 1/21/2043 (a) (b)	5,900	4,107
Standard Chartered plc (United Kingdom)
(3-MONTH SOFR + 1.21%), 2.82%, 1/30/2026 (a) (b)	9,000	8,728
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (a) (b)	30,497	28,070
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	25

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.85%), 6.19%, 7/6/2027 (a) (b)	23,375	23,546
(USD ICE Swap Rate 5 Year + 1.97%), 4.87%, 3/15/2033 (a) (b)	2,000	1,881
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.10%, 1/11/2035 (a) (b)	19,660	19,755
Sumitomo Mitsui Financial Group, Inc. (Japan)
4.44%, 4/2/2024 (a) (c)	1,246	1,244
3.01%, 10/19/2026	2,517	2,384
5.52%, 1/13/2028	23,065	23,435
5.72%, 9/14/2028	34,240	34,997
3.04%, 7/16/2029	25,422	22,868
5.71%, 1/13/2030	23,065	23,653
Swedbank AB (Sweden) 6.14%, 9/12/2026 (a)	26,895	27,226
Toronto-Dominion Bank (The) (Canada)
5.53%, 7/17/2026	40,820	41,176
5.52%, 7/17/2028	15,305	15,562
Truist Financial Corp.
(SOFR + 2.05%), 6.05%, 6/8/2027 (b)	27,075	27,348
(SOFR + 2.45%), 7.16%, 10/30/2029 (b)	20,190	21,369
(SOFR + 1.85%), 5.12%, 1/26/2034 (b)	12,630	11,980
(SOFR + 2.36%), 5.87%, 6/8/2034 (b)	10,000	9,999
(SOFR + 1.92%), 5.71%, 1/24/2035 (b)	10,759	10,652
UniCredit SpA (Italy)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 2.57%, 9/22/2026 (a) (b)	14,000	13,260
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (a) (b)	10,885	9,989
US Bancorp (SOFR + 1.86%), 5.68%, 1/23/2035 (b)	12,600	12,571
Wells Fargo & Co.
4.30%, 7/22/2027	2,925	2,839
(SOFR + 1.74%), 5.57%, 7/25/2029 (b)	48,610	48,928
(SOFR + 1.79%), 6.30%, 10/23/2029 (b)	46,180	47,865
(SOFR + 1.50%), 5.20%, 1/23/2030 (b)	22,315	22,123
(SOFR + 1.99%), 5.56%, 7/25/2034 (b)	16,715	16,650
(SOFR + 2.06%), 6.49%, 10/23/2034 (b)	30,225	32,145
(SOFR + 1.78%), 5.50%, 1/23/2035 (b)	30,485	30,284
(SOFR + 2.53%), 3.07%, 4/30/2041 (b)	11,119	8,211
5.38%, 11/2/2043	2,755	2,634
4.65%, 11/4/2044	11,097	9,582
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
4.40%, 6/14/2046	4,816	3,967
(SOFR + 2.13%), 4.61%, 4/25/2053 (b)	2,800	2,441
Wells Fargo Bank NA 5.85%, 2/1/2037	1,720	1,759
Westpac Banking Corp. (Australia)
(USD SOFR Spread-Adjusted ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (b) (c)	5,855	5,623
3.13%, 11/18/2041 (c)	11,364	7,867
		3,223,025
Beverages — 0.3%
Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	21,807	20,872
Anheuser-Busch InBev Finance, Inc. (Belgium) 4.63%, 2/1/2044	1,460	1,317
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.38%, 4/15/2038	13,419	12,271
4.44%, 10/6/2048	28,858	25,259
5.80%, 1/23/2059	605	642
Coca-Cola Femsa SAB de CV (Mexico)
2.75%, 1/22/2030	5,933	5,240
1.85%, 9/1/2032	11,205	8,713
Constellation Brands, Inc.
4.75%, 5/9/2032	5,000	4,836
4.50%, 5/9/2047	3,680	3,105
5.25%, 11/15/2048	3,091	2,925
Keurig Dr. Pepper, Inc. 3.20%, 5/1/2030	13,500	12,197
Molson Coors Beverage Co. 4.20%, 7/15/2046	20,196	16,498
		113,875
Biotechnology — 0.5%
AbbVie, Inc.
3.20%, 11/21/2029	27,601	25,253
5.05%, 3/15/2034	10,770	10,824
4.55%, 3/15/2035	3,881	3,718
4.50%, 5/14/2035	15,614	14,875
4.05%, 11/21/2039	33,708	29,553
4.63%, 10/1/2042	9,850	9,013
4.40%, 11/6/2042	12,902	11,568
4.75%, 3/15/2045	7,000	6,489
4.45%, 5/14/2046	2,145	1,897
4.25%, 11/21/2049	10,194	8,746
Amgen, Inc.
5.25%, 3/2/2030	17,235	17,363
5.25%, 3/2/2033	25,060	24,991
3.15%, 2/21/2040	5,870	4,404
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Biotechnology — continued
5.60%, 3/2/2043	15,346	15,363
4.66%, 6/15/2051	17,300	15,056
5.75%, 3/2/2063	7,500	7,501
Baxalta, Inc. 5.25%, 6/23/2045	327	315
Gilead Sciences, Inc.
1.65%, 10/1/2030	9,165	7,483
2.60%, 10/1/2040	11,110	7,756
		222,168
Broadline Retail — 0.1%
Amazon.com, Inc.
3.88%, 8/22/2037	9,440	8,418
3.95%, 4/13/2052	27,400	22,649
3.25%, 5/12/2061	7,000	4,816
		35,883
Building Products — 0.1%
Masco Corp.
2.00%, 10/1/2030	5,820	4,737
6.50%, 8/15/2032	10,095	10,705
4.50%, 5/15/2047	3,130	2,612
Trane Technologies Financing Ltd. 5.25%, 3/3/2033	10,410	10,498
		28,552
Capital Markets — 2.0%
Bank of New York Mellon Corp. (The)
(SOFR + 1.60%), 6.32%, 10/25/2029 (b)	28,325	29,698
(SOFR + 1.85%), 6.47%, 10/25/2034 (b)	19,650	21,315
Blackstone Holdings Finance Co. LLC 4.45%, 7/15/2045 (a)	3,107	2,563
Brookfield Finance, Inc. (Canada)
3.90%, 1/25/2028	3,664	3,515
4.85%, 3/29/2029	5,160	5,088
4.70%, 9/20/2047	1,075	915
Credit Suisse AG (Switzerland)
3.63%, 9/9/2024	25,106	24,857
7.95%, 1/9/2025	5,755	5,858
2.95%, 4/9/2025	11,750	11,409
1.25%, 8/7/2026	19,107	17,324
7.50%, 2/15/2028	3,598	3,873
Deutsche Bank AG (Germany)
(SOFR + 1.87%), 2.13%, 11/24/2026 (b)	8,630	8,088
(SOFR + 2.52%), 7.15%, 7/13/2027 (b)	14,135	14,519
(SOFR + 1.22%), 2.31%, 11/16/2027 (b)	4,955	4,501
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
(SOFR + 1.59%), 5.71%, 2/8/2028 (b)	15,390	15,283
(SOFR + 3.18%), 6.72%, 1/18/2029 (b)	5,675	5,830
(SOFR + 2.51%), 6.82%, 11/20/2029 (b)	11,195	11,577
(SOFR + 3.04%), 3.55%, 9/18/2031 (b)	5,900	5,119
(SOFR + 1.72%), 3.04%, 5/28/2032 (b)	11,977	9,904
FMR LLC 6.45%, 11/15/2039 (a)	2,242	2,376
Goldman Sachs Group, Inc. (The)
(3-MONTH CME TERM SOFR + 1.46%), 3.27%, 9/29/2025 (b)	13,398	13,211
4.25%, 10/21/2025	10,573	10,386
(SOFR + 1.08%), 5.80%, 8/10/2026 (b)	23,250	23,378
3.50%, 11/16/2026	18,000	17,265
(SOFR + 0.80%), 1.43%, 3/9/2027 (b)	32,000	29,576
(SOFR + 0.91%), 1.95%, 10/21/2027 (b)	14,889	13,630
(SOFR + 1.85%), 3.62%, 3/15/2028 (b)	15,385	14,669
(3-MONTH CME TERM SOFR + 1.77%), 3.69%, 6/5/2028 (b)	47,377	45,181
(3-MONTH CME TERM SOFR + 1.42%), 3.81%, 4/23/2029 (b)	18,675	17,632
(SOFR + 1.77%), 6.48%, 10/24/2029 (b)	26,250	27,504
(SOFR + 1.28%), 2.62%, 4/22/2032 (b)	11,700	9,728
(SOFR + 1.25%), 2.38%, 7/21/2032 (b)	12,855	10,461
6.75%, 10/1/2037	1,435	1,560
(3-MONTH CME TERM SOFR + 1.63%), 4.02%, 10/31/2038 (b)	4,600	3,930
(3-MONTH CME TERM SOFR + 1.69%), 4.41%, 4/23/2039 (b)	16,126	14,270
(SOFR + 1.51%), 3.21%, 4/22/2042 (b)	1,000	744
(SOFR + 1.63%), 3.44%, 2/24/2043 (b)	5,469	4,160
Jefferies Financial Group, Inc. 6.45%, 6/8/2027	3,725	3,839
Macquarie Bank Ltd. (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.05%, 3/3/2036 (a) (b) (c)	8,095	6,591
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024 (a)	22,160	22,226
(SOFR + 1.07%), 1.34%, 1/12/2027 (a) (b)	6,735	6,215
(3-MONTH SOFR + 1.75%), 5.03%, 1/15/2030 (a) (b)	22,700	22,406
Morgan Stanley
(SOFR + 1.99%), 2.19%, 4/28/2026 (b)	17,658	16,993
4.35%, 9/8/2026	1,640	1,603
(SOFR + 1.00%), 2.48%, 1/21/2028 (b)	5,806	5,371
3.59%, 7/22/2028 (d)	13,333	12,621
(3-MONTH CME TERM SOFR + 1.40%), 3.77%, 1/24/2029 (b)	7,397	6,994
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	27

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
(SOFR + 1.73%), 5.12%, 2/1/2029 (b)	19,325	19,198
(SOFR + 1.59%), 5.16%, 4/20/2029 (b)	12,760	12,687
(SOFR + 1.63%), 5.45%, 7/20/2029 (b)	13,630	13,682
(3-MONTH CME TERM SOFR + 1.89%), 4.43%, 1/23/2030 (b)	17,528	16,825
(SOFR + 1.03%), 1.79%, 2/13/2032 (b)	11,200	8,868
(SOFR + 1.87%), 5.25%, 4/21/2034 (b)	28,395	27,871
(SOFR + 1.88%), 5.42%, 7/21/2034 (b)	9,295	9,240
(SOFR + 1.73%), 5.47%, 1/18/2035 (b)	11,146	11,133
(3-MONTH CME TERM SOFR + 1.69%), 4.46%, 4/22/2039 (b)	10,600	9,521
(SOFR + 1.49%), 3.22%, 4/22/2042 (b)	9,350	7,029
Nasdaq, Inc. 5.55%, 2/15/2034	8,860	8,920
Nomura Holdings, Inc. (Japan)
2.65%, 1/16/2025	11,898	11,586
2.68%, 7/16/2030	12,180	10,298
Northern Trust Corp. (3-MONTH SOFR + 1.13%), 3.38%, 5/8/2032 (b)	2,762	2,563
S&P Global, Inc. 2.90%, 3/1/2032	13,602	11,726
State Street Corp. (SOFR + 1.57%), 4.82%, 1/26/2034 (b)	9,010	8,690
UBS Group AG (Switzerland)
(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (b)	33,167	32,597
(SOFR + 2.04%), 2.19%, 6/5/2026 (a) (b)	9,320	8,918
(SOFRINDX + 0.98%), 1.31%, 2/2/2027 (a) (b)	24,200	22,249
(3-MONTH SOFR + 1.41%), 3.87%, 1/12/2029 (a) (b)	2,991	2,813
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.52%), 5.43%, 2/8/2030 (a) (b)	14,521	14,424
(SOFR + 3.92%), 6.54%, 8/12/2033 (a) (b)	24,790	25,852
(SOFR + 5.02%), 9.02%, 11/15/2033 (a) (b)	10,000	12,032
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.77%), 5.70%, 2/8/2035 (a) (b)	14,865	14,703
		889,181
Chemicals — 0.1%
Albemarle Corp.
5.05%, 6/1/2032	4,336	4,118
5.45%, 12/1/2044	3,800	3,457
CF Industries, Inc.
5.15%, 3/15/2034	3,570	3,455
4.95%, 6/1/2043	16,825	14,961
Dow Chemical Co. (The) 4.55%, 11/30/2025	249	245
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — continued
DuPont de Nemours, Inc. 5.32%, 11/15/2038	12,320	12,178
LYB International Finance BV 4.88%, 3/15/2044	3,223	2,834
LYB International Finance III LLC 4.20%, 10/15/2049	4,468	3,451
Nutrien Ltd. (Canada)
4.13%, 3/15/2035	6,522	5,866
5.25%, 1/15/2045	4,729	4,397
5.00%, 4/1/2049	4,150	3,752
Union Carbide Corp. 7.75%, 10/1/2096	2,719	3,335
		62,049
Commercial Services & Supplies — 0.1%
Element Fleet Management Corp. (Canada)
6.27%, 6/26/2026 (a)	25,300	25,526
6.32%, 12/4/2028 (a)	25,788	26,449
Ford Foundation (The) Series 2020, 2.82%, 6/1/2070	4,000	2,376
Republic Services, Inc. 5.00%, 4/1/2034	8,470	8,339
		62,690
Communications Equipment — 0.0% ^
Cisco Systems, Inc. 5.05%, 2/26/2034	16,650	16,760
Construction & Engineering — 0.0% ^
Quanta Services, Inc.
2.35%, 1/15/2032	17,240	13,808
3.05%, 10/1/2041	3,330	2,347
		16,155
Construction Materials — 0.0% ^
CRH America, Inc.
3.88%, 5/18/2025 (a)	2,811	2,749
5.13%, 5/18/2045 (a)	6,052	5,720
Martin Marietta Materials, Inc.
3.45%, 6/1/2027	5,785	5,525
3.20%, 7/15/2051	4,840	3,346
		17,340
Consumer Finance — 1.2%
AerCap Ireland Capital DAC (Ireland)
1.65%, 10/29/2024	220	214
6.50%, 7/15/2025	13,141	13,264
4.45%, 10/1/2025	4,342	4,258
1.75%, 1/30/2026	8,311	7,721
2.45%, 10/29/2026	24,380	22,488
6.45%, 4/15/2027 (a)	559	572
3.00%, 10/29/2028	12,605	11,326
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — continued
5.10%, 1/19/2029	3,835	3,770
Avolon Holdings Funding Ltd. (Ireland)
3.95%, 7/1/2024 (a)	16,176	16,023
2.88%, 2/15/2025 (a)	46,080	44,613
5.50%, 1/15/2026 (a)	41,007	40,320
2.13%, 2/21/2026 (a)	28,294	26,135
4.25%, 4/15/2026 (a)	29,901	28,835
4.38%, 5/1/2026 (a)	7,510	7,228
2.53%, 11/18/2027 (a)	110,463	97,006
6.38%, 5/4/2028 (a)	10,555	10,711
5.75%, 3/1/2029 (a)	21,105	20,800
Capital One Financial Corp.
4.20%, 10/29/2025	3,000	2,933
(SOFR + 0.86%), 1.88%, 11/2/2027 (b)	2,798	2,540
(SOFR + 2.64%), 6.31%, 6/8/2029 (b)	29,565	30,264
(SOFR + 1.27%), 2.62%, 11/2/2032 (b)	16,445	13,159
General Motors Financial Co., Inc.
1.20%, 10/15/2024	12,395	12,053
1.25%, 1/8/2026	24,223	22,446
5.40%, 5/8/2027	12,020	12,025
2.35%, 1/8/2031	10,244	8,354
5.75%, 2/8/2031	13,405	13,366
2.70%, 6/10/2031	22,045	18,173
HSBC Finance Corp. 7.63%, 5/17/2032	9,000	9,234
Hyundai Capital Services, Inc. (South Korea) 5.13%, 2/5/2029 (a)	11,200	11,077
Mitsubishi HC Finance America LLC (Japan) 5.81%, 9/12/2028 (a)	13,025	13,245
		524,153
Consumer Staples Distribution & Retail — 0.1%
7-Eleven, Inc.
1.80%, 2/10/2031 (a)	9,070	7,227
2.50%, 2/10/2041 (a)	9,243	6,184
Alimentation Couche-Tard, Inc. (Canada)
3.55%, 7/26/2027 (a)	7,435	7,085
5.27%, 2/12/2034 (a)	7,410	7,341
3.44%, 5/13/2041 (a)	10,460	7,924
3.63%, 5/13/2051 (a)	10,500	7,657
CVS Pass-Through Trust 7.51%, 1/10/2032 (a)	3,948	4,087
Kroger Co. (The)
5.40%, 7/15/2040	829	795
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Staples Distribution & Retail — continued
5.00%, 4/15/2042	9,000	8,257
3.88%, 10/15/2046	11,000	8,365
		64,922
Containers & Packaging — 0.0% ^
WRKCo, Inc.
3.75%, 3/15/2025	7,570	7,430
3.90%, 6/1/2028	2,870	2,720
		10,150
Diversified Consumer Services — 0.1%
Claremont Mckenna College Series 2019, 3.38%, 1/1/2050	10,000	7,450
Clark University 3.32%, 7/1/2052	7,000	4,852
Pepperdine University Series 2020, 3.30%, 12/1/2059	9,620	6,488
University of Miami Series 2022, 4.06%, 4/1/2052	6,570	5,531
University of Southern California Series A, 3.23%, 10/1/2120	9,370	5,713
		30,034
Diversified REITs — 0.1%
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	5,157	4,768
Safehold GL Holdings LLC
2.80%, 6/15/2031	12,000	9,751
2.85%, 1/15/2032	2,972	2,390
Simon Property Group LP 3.25%, 9/13/2049	12,865	8,916
WP Carey, Inc.
4.00%, 2/1/2025	5,300	5,213
4.25%, 10/1/2026	4,970	4,836
2.45%, 2/1/2032	10,980	8,745
2.25%, 4/1/2033	12,000	9,094
		53,713
Diversified Telecommunication Services — 0.4%
AT&T, Inc.
1.65%, 2/1/2028	3,535	3,111
2.75%, 6/1/2031	18,585	15,838
2.25%, 2/1/2032	26,520	21,268
3.50%, 6/1/2041	35,836	27,459
3.65%, 6/1/2051	16,997	12,162
3.55%, 9/15/2055	25,312	17,243
3.80%, 12/1/2057	4,454	3,135
Deutsche Telekom AG (Germany) 3.63%, 1/21/2050 (a)	4,657	3,480
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	29

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
Deutsche Telekom International Finance BV (Germany) 4.88%, 3/6/2042 (a)	2,087	1,924
Sprint Capital Corp. 6.88%, 11/15/2028	11,302	12,022
Verizon Communications, Inc.
4.13%, 3/16/2027	1,711	1,664
2.10%, 3/22/2028	6,005	5,347
4.33%, 9/21/2028	11,983	11,630
1.68%, 10/30/2030	2,840	2,290
2.55%, 3/21/2031	25,000	21,071
2.65%, 11/20/2040	27,316	18,833
3.40%, 3/22/2041	7,000	5,363
3.70%, 3/22/2061	6,890	4,868
		188,708
Electric Utilities — 2.5%
AEP Transmission Co. LLC
3.80%, 6/15/2049	3,615	2,782
3.15%, 9/15/2049	2,680	1,830
5.40%, 3/15/2053	4,030	3,990
Alabama Power Co.
6.13%, 5/15/2038	1,904	1,992
6.00%, 3/1/2039	769	811
4.10%, 1/15/2042	923	748
American Electric Power Co., Inc. 5.63%, 3/1/2033	18,285	18,417
Appalachian Power Co. Series P, 6.70%, 8/15/2037	3,740	4,054
Arizona Public Service Co. 5.05%, 9/1/2041	3,036	2,766
Ausgrid Finance Pty. Ltd. (Australia) 4.35%, 8/1/2028 (a)	1,500	1,433
Baltimore Gas and Electric Co.
3.50%, 8/15/2046	3,755	2,771
3.20%, 9/15/2049	8,020	5,497
2.90%, 6/15/2050	7,770	5,038
CenterPoint Energy Houston Electric LLC 3.95%, 3/1/2048	1,066	862
Cleveland Electric Illuminating Co. (The)
3.50%, 4/1/2028 (a)	3,890	3,623
5.95%, 12/15/2036	840	837
Commonwealth Edison Co. 3.65%, 6/15/2046	3,615	2,751
Consumers 2023 Securitization Funding LLC Series A2, 5.21%, 9/1/2030	4,231	4,279
DTE Electric Co.
2.95%, 3/1/2050	8,800	5,851
5.40%, 4/1/2053	1,865	1,848
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
DTE Electric Securitization Funding II LLC
Series A-1, 5.97%, 3/1/2032	18,800	19,358
Series A-2, 6.09%, 9/1/2037	18,650	19,874
Duke Energy Carolinas LLC
4.25%, 12/15/2041	1,228	1,040
5.40%, 1/15/2054	9,705	9,456
Duke Energy Corp.
2.65%, 9/1/2026	1,382	1,300
3.75%, 9/1/2046	16,415	12,249
6.10%, 9/15/2053	26,040	27,019
Duke Energy Florida Project Finance LLC Series 2032, 2.86%, 3/1/2033	9,430	8,110
Duke Energy Indiana LLC
3.75%, 5/15/2046	4,500	3,438
Series YYY, 3.25%, 10/1/2049	6,895	4,761
Duke Energy Ohio, Inc. 3.70%, 6/15/2046	3,297	2,476
Duke Energy Progress LLC
4.10%, 5/15/2042	1,886	1,561
4.10%, 3/15/2043	1,569	1,286
4.15%, 12/1/2044	2,258	1,847
3.70%, 10/15/2046	1,616	1,224
2.90%, 8/15/2051	9,495	6,090
Duke Energy Progress NC Storm Funding LLC Series A-2, 2.39%, 7/1/2037	5,000	3,954
Duquesne Light Holdings, Inc.
3.62%, 8/1/2027 (a)	8,002	7,449
2.78%, 1/7/2032 (a)	6,275	5,088
Edison International
5.75%, 6/15/2027	2,000	2,019
4.13%, 3/15/2028	6,730	6,431
5.25%, 11/15/2028	15,800	15,710
Emera US Finance LP (Canada) 4.75%, 6/15/2046	9,540	7,809
Enel Finance International NV (Italy)
3.50%, 4/6/2028 (a)	4,500	4,195
6.00%, 10/7/2039 (a)	897	898
Entergy Arkansas LLC 2.65%, 6/15/2051	8,425	5,062
Entergy Corp. 2.95%, 9/1/2026	2,469	2,343
Entergy Louisiana LLC
2.40%, 10/1/2026	4,979	4,650
3.25%, 4/1/2028	1,551	1,454
3.05%, 6/1/2031	4,606	3,986
4.00%, 3/15/2033	3,430	3,123
Entergy Texas, Inc. 5.80%, 9/1/2053	8,450	8,709
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
Evergy Metro, Inc. 5.30%, 10/1/2041	8,968	8,430
Evergy Missouri West Storm Funding I LLC Series A-1, 5.10%, 12/1/2038	11,420	11,465
Evergy, Inc. 2.90%, 9/15/2029	14,800	13,112
Exelon Corp.
3.40%, 4/15/2026	1,177	1,133
5.30%, 3/15/2033	13,000	12,871
Fells Point Funding Trust 3.05%, 1/31/2027 (a)	51,620	48,301
FirstEnergy Transmission LLC
5.45%, 7/15/2044 (a)	8,353	7,865
4.55%, 4/1/2049 (a)	830	687
Florida Power & Light Co.
5.10%, 4/1/2033	5,440	5,417
5.30%, 4/1/2053	9,410	9,301
Fortis, Inc. (Canada) 3.06%, 10/4/2026	12,384	11,698
ITC Holdings Corp.
2.95%, 5/14/2030 (a)	6,820	5,952
5.40%, 6/1/2033 (a)	5,000	4,939
Jersey Central Power & Light Co.
4.30%, 1/15/2026 (a)	6,154	6,007
6.15%, 6/1/2037	1,740	1,796
Massachusetts Electric Co. 4.00%, 8/15/2046 (a)	4,957	3,796
Metropolitan Edison Co. 5.20%, 4/1/2028 (a)	2,400	2,395
MidAmerican Energy Co. 5.85%, 9/15/2054	10,500	11,056
Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028 (a)	12,530	12,000
Monongahela Power Co. 5.85%, 2/15/2034 (a)	7,920	8,067
Nevada Power Co.
Series N, 6.65%, 4/1/2036	700	751
5.38%, 9/15/2040	1,287	1,243
5.45%, 5/15/2041	3,354	3,242
New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (a)	3,024	2,279
NextEra Energy Capital Holdings, Inc.
5.75%, 9/1/2025	10,380	10,435
3.55%, 5/1/2027	2,239	2,131
5.25%, 2/28/2053	11,030	10,280
5.55%, 3/15/2054	45,000	43,606
Niagara Mohawk Power Corp. 5.66%, 1/17/2054 (a)	8,540	8,292
Northern States Power Co. 5.10%, 5/15/2053	15,470	14,791
NRG Energy, Inc.
2.00%, 12/2/2025 (a)	8,422	7,891
2.45%, 12/2/2027 (a)	13,055	11,660
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
Ohio Edison Co. 6.88%, 7/15/2036	780	860
Oncor Electric Delivery Co. LLC
5.75%, 3/15/2029	1,076	1,114
4.95%, 9/15/2052	19,830	18,455
Pacific Gas and Electric Co.
3.45%, 7/1/2025	8,635	8,387
2.95%, 3/1/2026	5,955	5,651
3.75%, 7/1/2028	7,665	7,135
6.10%, 1/15/2029	28,870	29,553
6.40%, 6/15/2033	28,090	29,205
5.80%, 5/15/2034	19,950	19,929
4.45%, 4/15/2042	3,200	2,580
3.75%, 8/15/2042 (e)	2,882	2,102
4.30%, 3/15/2045	16,188	12,639
4.00%, 12/1/2046	5,000	3,646
6.75%, 1/15/2053	2,990	3,200
PECO Energy Co. 2.80%, 6/15/2050	6,430	4,160
Pennsylvania Electric Co. 3.25%, 3/15/2028 (a)	1,570	1,449
Pepco Holdings LLC 7.45%, 8/15/2032	3,507	3,897
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	8,670	8,793
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	10,550	9,820
Series A-4, 5.21%, 12/1/2047	9,600	9,462
Series A-5, 4.67%, 12/1/2051	2,170	2,024
Series A-5, 5.10%, 6/1/2052	15,355	15,089
PNM Energy Transition Bond Co. I LLC Series A-1, 5.64%, 8/15/2040	27,315	27,963
Potomac Electric Power Co. 6.50%, 11/15/2037	1,184	1,304
PPL Electric Utilities Corp.
3.00%, 10/1/2049	10,000	6,813
5.25%, 5/15/2053	14,285	13,879
Progress Energy, Inc. 7.00%, 10/30/2031	2,600	2,867
Public Service Co. of Colorado
3.55%, 6/15/2046	1,175	826
5.25%, 4/1/2053	10,460	9,891
Public Service Co. of Oklahoma
5.25%, 1/15/2033	6,680	6,625
Series G, 6.63%, 11/15/2037	3,901	4,223
Series K, 3.15%, 8/15/2051	12,330	8,257
Public Service Electric and Gas Co. 5.38%, 11/1/2039	1,021	988
SCE Recovery Funding LLC
Series A-2, 1.94%, 5/15/2038	9,380	6,861
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	31

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
Series A-1, 4.70%, 6/15/2040	17,430	16,927
Series A-3, 2.51%, 11/15/2043	7,950	5,298
Series A-2, 5.11%, 12/15/2047	6,495	6,311
Sierra Pacific Power Co. 5.90%, 3/15/2054 (a)	20,270	20,734
Sigeco Securitization I LLC
Series A1, 5.03%, 11/15/2036	18,323	18,141
Series A2, 5.17%, 5/15/2041	1,960	1,873
Southern California Edison Co.
Series B, 3.65%, 3/1/2028	4,300	4,074
6.00%, 1/15/2034	895	934
5.20%, 6/1/2034	14,150	13,841
6.05%, 3/15/2039	2,197	2,265
3.90%, 12/1/2041	3,408	2,704
Series C, 4.13%, 3/1/2048	1,800	1,440
Series 20A, 2.95%, 2/1/2051	3,000	1,928
5.70%, 3/1/2053	5,545	5,513
5.88%, 12/1/2053	25,400	25,762
5.75%, 4/15/2054	13,500	13,446
Southern Co. (The)
5.50%, 3/15/2029	9,400	9,534
5.70%, 3/15/2034	30,700	31,274
Southwestern Public Service Co. 4.50%, 8/15/2041	2,700	2,234
Tampa Electric Co. 4.90%, 3/1/2029	10,967	10,909
Toledo Edison Co. (The) 6.15%, 5/15/2037	5,800	6,112
Union Electric Co.
4.00%, 4/1/2048	1,600	1,260
3.90%, 4/1/2052	6,367	4,956
5.45%, 3/15/2053	11,765	11,543
Virginia Electric and Power Co. Series A, 6.00%, 5/15/2037	2,100	2,180
Virginia Power Fuel Securitization LLC Series A-2, 4.88%, 5/1/2031	8,150	8,134
Xcel Energy, Inc. 4.80%, 9/15/2041	829	714
		1,098,726
Electrical Equipment — 0.0% ^
Eaton Corp. 4.15%, 3/15/2033	1,247	1,174
Electronic Equipment, Instruments & Components — 0.0% ^
Arrow Electronics, Inc.
3.25%, 9/8/2024	3,162	3,122
3.88%, 1/12/2028	3,541	3,345
Corning, Inc. 5.35%, 11/15/2048	6,270	6,024
		12,491
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Energy Equipment & Services — 0.0% ^
Halliburton Co.
4.85%, 11/15/2035	3,583	3,446
4.75%, 8/1/2043	2,375	2,147
7.60%, 8/15/2096 (a)	2,242	2,570
Schlumberger Holdings Corp. 3.90%, 5/17/2028 (a)	8,627	8,273
		16,436
Entertainment — 0.0% ^
Take-Two Interactive Software, Inc. 3.55%, 4/14/2025	3,599	3,525
Financial Services — 0.4%
CK Hutchison International 16 Ltd. (United Kingdom) 2.75%, 10/3/2026 (a)	6,500	6,113
Corebridge Financial, Inc.
3.65%, 4/5/2027	13,295	12,615
3.85%, 4/5/2029	9,710	9,005
Equitable Holdings, Inc. 7.00%, 4/1/2028	4,588	4,863
Fiserv, Inc.
3.20%, 7/1/2026	6,035	5,766
4.40%, 7/1/2049	5,835	4,882
Global Payments, Inc.
5.30%, 8/15/2029	6,266	6,182
2.90%, 11/15/2031	9,690	8,087
5.95%, 8/15/2052	3,625	3,561
LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (a)	30,170	26,838
National Rural Utilities Cooperative Finance Corp. 5.00%, 2/7/2031	11,940	11,770
Nationwide Building Society (United Kingdom)
1.50%, 10/13/2026 (a)	19,850	18,021
(SOFR + 1.91%), 6.56%, 10/18/2027 (a) (b)	26,080	26,697
Shell International Finance BV (Netherlands) 4.13%, 5/11/2035	9,000	8,340
Siemens Financieringsmaatschappij NV (Germany)
4.40%, 5/27/2045 (a)	3,421	3,083
3.30%, 9/15/2046 (a)	3,050	2,314
		158,137
Food Products — 0.3%
Bimbo Bakeries USA, Inc. (Mexico)
6.05%, 1/15/2029 (a)	3,406	3,500
5.38%, 1/9/2036 (a)	5,080	5,005
Bunge Ltd. Finance Corp.
1.63%, 8/17/2025	7,880	7,461
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Food Products — continued
2.75%, 5/14/2031	22,130	18,819
Campbell Soup Co. 3.13%, 4/24/2050	4,828	3,138
Cargill, Inc. 4.38%, 4/22/2052 (a)	5,890	5,094
Conagra Brands, Inc. 5.30%, 11/1/2038	3,420	3,238
General Mills, Inc. 4.95%, 3/29/2033	15,550	15,266
J M Smucker Co. (The)
6.20%, 11/15/2033	11,635	12,298
6.50%, 11/15/2053	8,575	9,317
JBS USA LUX SA 6.75%, 3/15/2034 (a)	26,720	27,521
Kellanova 5.25%, 3/1/2033	9,709	9,645
Kraft Heinz Foods Co. 4.38%, 6/1/2046	8,568	7,098
Mead Johnson Nutrition Co. (United Kingdom) 4.60%, 6/1/2044	955	848
Tyson Foods, Inc. 5.70%, 3/15/2034 (f)	10,200	10,187
		138,435
Gas Utilities — 0.1%
Atmos Energy Corp.
4.15%, 1/15/2043	7,215	6,176
4.13%, 10/15/2044	1,750	1,493
4.13%, 3/15/2049	6,000	4,948
Boston Gas Co. 4.49%, 2/15/2042 (a)	2,201	1,796
Brooklyn Union Gas Co. (The)
3.87%, 3/4/2029 (a)	5,620	5,172
4.27%, 3/15/2048 (a)	6,500	4,930
KeySpan Gas East Corp. 2.74%, 8/15/2026 (a)	4,242	3,959
Piedmont Natural Gas Co., Inc.
3.50%, 6/1/2029	1,700	1,565
5.05%, 5/15/2052	7,979	7,178
Southern California Gas Co. Series XX, 2.55%, 2/1/2030	7,148	6,206
Southern Natural Gas Co. LLC
8.00%, 3/1/2032	2,103	2,389
4.80%, 3/15/2047 (a)	2,649	2,154
Southwest Gas Corp. 3.80%, 9/29/2046	3,595	2,627
		50,593
Ground Transportation — 0.3%
Burlington Northern Santa Fe LLC
7.29%, 6/1/2036	1,166	1,370
5.75%, 5/1/2040	3,244	3,395
5.40%, 6/1/2041	9,266	9,320
4.40%, 3/15/2042	2,010	1,789
4.38%, 9/1/2042	4,018	3,563
5.15%, 9/1/2043	3,380	3,305
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ground Transportation — continued
4.70%, 9/1/2045	3,150	2,891
3.55%, 2/15/2050	5,584	4,212
Canadian Pacific Railway Co. (Canada) 4.70%, 5/1/2048	2,500	2,200
CSX Corp.
5.50%, 4/15/2041	3,498	3,525
4.10%, 3/15/2044	1,515	1,278
4.75%, 11/15/2048	8,165	7,467
3.35%, 9/15/2049	2,710	1,945
ERAC USA Finance LLC
5.00%, 2/15/2029 (a)	15,410	15,313
5.20%, 10/30/2034 (a)	7,330	7,271
7.00%, 10/15/2037 (a)	425	483
5.63%, 3/15/2042 (a)	3,104	3,142
Norfolk Southern Corp.
3.95%, 10/1/2042	2,888	2,369
4.05%, 8/15/2052	5,192	4,153
Penske Truck Leasing Co. LP
3.95%, 3/10/2025 (a)	3,095	3,036
5.70%, 2/1/2028 (a)	5,175	5,222
5.55%, 5/1/2028 (a)	2,525	2,540
6.05%, 8/1/2028 (a)	22,980	23,505
Triton Container International Ltd. (Bermuda)
1.15%, 6/7/2024 (a)	3,000	2,949
3.25%, 3/15/2032	12,450	9,875
Union Pacific Corp.
3.95%, 8/15/2059	6,000	4,653
4.10%, 9/15/2067	1,962	1,554
		132,325
Health Care Equipment & Supplies — 0.1%
Becton Dickinson & Co. 3.79%, 5/20/2050	2,098	1,624
Boston Scientific Corp.
6.50%, 11/15/2035 (e)	14,000	15,470
4.55%, 3/1/2039	5,011	4,648
DH Europe Finance II SARL 3.25%, 11/15/2039	7,065	5,621
		27,363
Health Care Providers & Services — 1.2%
Advocate Health & Hospitals Corp. Series 2020, 2.21%, 6/15/2030	9,700	8,056
Aetna, Inc.
6.75%, 12/15/2037	2,959	3,228
4.50%, 5/15/2042	1,777	1,508
AHS Hospital Corp. 5.02%, 7/1/2045	14,094	13,451
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	33

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
Banner Health 1.90%, 1/1/2031	13,950	11,363
BayCare Health System, Inc. Series 2020, 3.83%, 11/15/2050	9,475	7,758
Beth Israel Lahey Health, Inc. Series L, 3.08%, 7/1/2051	4,180	2,649
Cardinal Health, Inc. 5.45%, 2/15/2034	7,500	7,502
Cencora, Inc. 5.13%, 2/15/2034	30,700	30,136
Children's Hospital Series 2020, 2.93%, 7/15/2050	13,680	8,762
Cigna Group (The)
5.13%, 5/15/2031	20,860	20,629
4.80%, 7/15/2046	1,904	1,702
CommonSpirit Health
1.55%, 10/1/2025	6,210	5,833
2.78%, 10/1/2030	6,205	5,313
4.19%, 10/1/2049	5,540	4,495
3.91%, 10/1/2050	6,600	5,071
Cottage Health Obligated Group Series 2020, 3.30%, 11/1/2049	10,450	7,408
CVS Health Corp.
4.30%, 3/25/2028	2,122	2,059
5.13%, 2/21/2030	8,553	8,500
5.25%, 2/21/2033	22,000	21,776
4.88%, 7/20/2035	3,500	3,336
5.05%, 3/25/2048	23,852	21,275
Elevance Health, Inc.
4.10%, 3/1/2028	5,485	5,306
4.63%, 5/15/2042	3,477	3,131
4.65%, 1/15/2043	3,394	3,071
4.65%, 8/15/2044	4,149	3,698
Hackensack Meridian Health, Inc. Series 2020, 2.88%, 9/1/2050	11,100	7,385
Hartford HealthCare Corp. 3.45%, 7/1/2054	23,430	16,368
HCA, Inc.
5.25%, 6/15/2026	27,070	26,905
5.50%, 6/1/2033	18,350	18,241
5.60%, 4/1/2034	10,000	9,956
5.13%, 6/15/2039	4,805	4,465
5.50%, 6/15/2047	17,500	16,294
3.50%, 7/15/2051	6,831	4,616
4.63%, 3/15/2052	16,000	13,100
6.00%, 4/1/2054	10,000	9,925
Mayo Clinic Series 2016, 4.13%, 11/15/2052	2,975	2,589
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	7,365	5,569
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued
Memorial Health Services 3.45%, 11/1/2049	25,595	19,037
Memorial Sloan-Kettering Cancer Center Series 2015, 4.20%, 7/1/2055	3,335	2,797
Mount Sinai Hospital Series 2017, 3.98%, 7/1/2048	2,747	2,246
MultiCare Health System 2.80%, 8/15/2050	7,935	4,659
MyMichigan Health Series 2020, 3.41%, 6/1/2050	5,410	3,939
Nationwide Children's Hospital, Inc. 4.56%, 11/1/2052	4,136	3,802
NYU Langone Hospitals
4.78%, 7/1/2044	5,994	5,507
Series 2020, 3.38%, 7/1/2055	9,170	6,591
Providence St. Joseph Health Obligated Group Series H, 2.75%, 10/1/2026	2,942	2,754
Queen's Health Systems (The) 4.81%, 7/1/2052	18,840	17,550
Quest Diagnostics, Inc.
3.45%, 6/1/2026	1,684	1,620
6.40%, 11/30/2033	11,460	12,242
Sutter Health 5.55%, 8/15/2053	5,000	5,219
Texas Health Resources
2.33%, 11/15/2050	6,717	4,040
4.33%, 11/15/2055	4,275	3,742
Trinity Health Corp. Series 2019, 3.43%, 12/1/2048	20,450	15,559
UMass Memorial Health Care Obligated Group 5.36%, 7/1/2052	6,070	5,740
UnitedHealth Group, Inc.
3.50%, 8/15/2039	8,210	6,631
2.75%, 5/15/2040	4,800	3,458
3.25%, 5/15/2051	9,695	6,799
5.88%, 2/15/2053	9,740	10,420
5.05%, 4/15/2053	19,000	18,077
		514,858
Health Care REITs — 0.1%
Healthcare Realty Holdings LP
3.10%, 2/15/2030	9,814	8,447
2.00%, 3/15/2031	8,000	6,271
Healthpeak OP LLC 3.40%, 2/1/2025	162	159
Physicians Realty LP
4.30%, 3/15/2027	4,500	4,380
3.95%, 1/15/2028	2,100	1,998
2.63%, 11/1/2031	6,195	5,043
Sabra Health Care LP 3.20%, 12/1/2031	9,610	7,792
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care REITs — continued
Ventas Realty LP
3.50%, 2/1/2025	1,929	1,890
4.13%, 1/15/2026	770	749
3.25%, 10/15/2026	7,254	6,848
3.85%, 4/1/2027	4,308	4,105
Welltower OP LLC
3.10%, 1/15/2030	2,920	2,605
6.50%, 3/15/2041	460	496
4.95%, 9/1/2048	5,000	4,507
		55,290
Hotels, Restaurants & Leisure — 0.0% ^
McDonald's Corp.
4.70%, 12/9/2035	6,540	6,283
4.45%, 3/1/2047	3,210	2,758
		9,041
Independent Power and Renewable Electricity Producers — 0.2%
Alexander Funding Trust II 7.47%, 7/31/2028 (a)	25,600	26,794
Constellation Energy Generation LLC
3.25%, 6/1/2025	11,035	10,718
5.80%, 3/1/2033	20,702	21,159
6.25%, 10/1/2039	18,303	18,869
5.75%, 10/1/2041	1,665	1,629
6.50%, 10/1/2053	3,470	3,808
Southern Power Co. 5.15%, 9/15/2041	7,079	6,522
		89,499
Industrial Conglomerates — 0.1%
Honeywell International, Inc. 5.25%, 3/1/2054	23,400	23,352
Industrial REITs — 0.0% ^
Prologis LP
2.25%, 4/15/2030	3,830	3,285
4.75%, 6/15/2033	5,000	4,848
		8,133
Insurance — 1.0%
AIA Group Ltd. (Hong Kong) 3.20%, 9/16/2040 (a)	7,535	5,628
AIG SunAmerica Global Financing X 6.90%, 3/15/2032 (a)	8,295	9,022
Alleghany Corp. 3.63%, 5/15/2030	8,945	8,315
Aon North America, Inc.
5.45%, 3/1/2034	34,340	34,362
5.75%, 3/1/2054	30,050	30,168
Arthur J Gallagher & Co. 5.75%, 7/15/2054	9,570	9,479
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued
Athene Global Funding
2.75%, 6/25/2024 (a)	19,000	18,803
2.50%, 1/14/2025 (a)	3,477	3,374
1.45%, 1/8/2026 (a)	13,850	12,784
2.95%, 11/12/2026 (a)	42,215	39,120
Berkshire Hathaway Finance Corp.
4.40%, 5/15/2042	13,241	12,217
4.30%, 5/15/2043	2,795	2,506
3.85%, 3/15/2052	24,230	19,222
CNO Global Funding 1.75%, 10/7/2026 (a)	11,240	10,140
Corebridge Global Funding 5.90%, 9/19/2028 (a)	18,170	18,522
F&G Annuities & Life, Inc. 7.40%, 1/13/2028	10,949	11,250
F&G Global Funding 1.75%, 6/30/2026 (a)	12,780	11,538
Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (a)	14,374	14,192
Five Corners Funding Trust II 2.85%, 5/15/2030 (a)	15,000	13,002
Guardian Life Insurance Co. of America (The)
3.70%, 1/22/2070 (a)	6,450	4,231
4.85%, 1/24/2077 (a)	1,663	1,369
Hartford Financial Services Group, Inc. (The) 4.30%, 4/15/2043	7,410	6,337
Liberty Mutual Group, Inc.
4.57%, 2/1/2029 (a)	3,049	2,939
3.95%, 10/15/2050 (a)	6,000	4,490
Liberty Mutual Insurance Co. 8.50%, 5/15/2025 (a)	1,350	1,382
MetLife, Inc. 4.13%, 8/13/2042	2,027	1,718
Mutual of Omaha Cos. Global Funding 5.80%, 7/27/2026 (a)	18,500	18,640
Nationwide Mutual Insurance Co. 8.25%, 12/1/2031 (a)	7,900	8,810
New York Life Global Funding 3.00%, 1/10/2028 (a)	4,854	4,515
New York Life Insurance Co.
3.75%, 5/15/2050 (a)	9,600	7,332
4.45%, 5/15/2069 (a)	11,250	9,070
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (a)	12,520	10,874
Pacific Life Global Funding II 5.50%, 8/28/2026 (a)	9,255	9,315
Pacific Life Insurance Co. (3-MONTH SOFR + 2.80%), 4.30%, 10/24/2067 (a) (b)	3,766	2,858
Pricoa Global Funding I 5.55%, 8/28/2026 (a)	16,520	16,714
Prudential Financial, Inc. 3.91%, 12/7/2047	9,236	7,277
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	35

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Insurance — continued
Prudential Funding Asia plc (Hong Kong) 3.13%, 4/14/2030	16,987	15,055
Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (a)	10,349	10,624
Swiss Re Finance Luxembourg SA (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (a) (b)	2,600	2,521
Teachers Insurance & Annuity Association of America
4.90%, 9/15/2044 (a)	3,653	3,319
4.27%, 5/15/2047 (a)	5,480	4,506
		437,540
Interactive Media & Services — 0.1%
Meta Platforms, Inc. 5.60%, 5/15/2053	30,000	31,060
IT Services — 0.0% ^
CGI, Inc. (Canada)
1.45%, 9/14/2026	14,101	12,778
2.30%, 9/14/2031	10,000	7,990
		20,768
Life Sciences Tools & Services — 0.0% ^
Thermo Fisher Scientific, Inc. 2.80%, 10/15/2041	6,745	4,855
Machinery — 0.1%
nVent Finance SARL (United Kingdom) 4.55%, 4/15/2028	6,750	6,516
Otis Worldwide Corp. 5.25%, 8/16/2028	11,530	11,618
Parker-Hannifin Corp. 4.45%, 11/21/2044	3,759	3,293
Xylem, Inc. 2.25%, 1/30/2031	7,315	6,144
		27,571
Media — 0.5%
Charter Communications Operating LLC
6.38%, 10/23/2035	4,374	4,234
5.38%, 4/1/2038	4,923	4,241
3.50%, 6/1/2041	12,020	7,957
3.50%, 3/1/2042	7,800	5,102
4.80%, 3/1/2050	13,160	9,523
3.70%, 4/1/2051	27,270	16,554
3.90%, 6/1/2052	9,380	5,897
Comcast Corp.
4.25%, 1/15/2033	16,564	15,510
4.20%, 8/15/2034	3,361	3,090
3.25%, 11/1/2039	19,265	14,774
3.75%, 4/1/2040	8,535	6,986
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
4.00%, 11/1/2049	5,553	4,414
2.80%, 1/15/2051	10,668	6,669
2.89%, 11/1/2051	14,886	9,425
4.05%, 11/1/2052	1,350	1,066
5.35%, 5/15/2053	27,595	26,892
2.94%, 11/1/2056	15,473	9,521
2.99%, 11/1/2063	962	578
Cox Communications, Inc.
3.35%, 9/15/2026 (a)	3,046	2,897
2.95%, 10/1/2050 (a)	8,375	5,107
Discovery Communications LLC
3.63%, 5/15/2030	1,950	1,714
5.20%, 9/20/2047	11,160	9,075
4.00%, 9/15/2055	6,989	4,626
Grupo Televisa SAB (Mexico) 6.13%, 1/31/2046	767	746
Paramount Global
2.90%, 1/15/2027	2,252	2,029
5.85%, 9/1/2043	6,245	5,051
4.90%, 8/15/2044	2,004	1,411
TCI Communications, Inc. 7.13%, 2/15/2028	1,199	1,293
Time Warner Cable Enterprises LLC 8.38%, 7/15/2033	3,041	3,375
Time Warner Cable LLC
6.55%, 5/1/2037	2,327	2,192
7.30%, 7/1/2038	2,197	2,191
6.75%, 6/15/2039	1,794	1,693
5.88%, 11/15/2040	7,325	6,318
5.50%, 9/1/2041	6,940	5,721
		207,872
Metals & Mining — 0.3%
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (a)	3,283	3,234
Barrick Gold Corp. (Canada) 6.45%, 10/15/2035	1,767	1,909
BHP Billiton Finance USA Ltd. (Australia)
5.25%, 9/8/2030	38,220	38,523
5.25%, 9/8/2033	11,750	11,802
Corp. Nacional del Cobre de Chile (Chile) 6.44%, 1/26/2036 (a)	17,281	17,600
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (a)	16,105	13,632
Newmont Corp. 3.25%, 5/13/2030 (a)	5,845	5,228
Nucor Corp. 2.98%, 12/15/2055	4,465	2,881
Rio Tinto Alcan, Inc. (Canada) 6.13%, 12/15/2033	5,036	5,355
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Metals & Mining — continued
Steel Dynamics, Inc.
1.65%, 10/15/2027	5,270	4,675
3.25%, 10/15/2050	3,519	2,310
Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	27,542	24,817
		131,966
Multi-Utilities — 0.3%
CMS Energy Corp.
3.00%, 5/15/2026	3,458	3,285
2.95%, 2/15/2027	2,426	2,253
3.45%, 8/15/2027	1,250	1,184
Consolidated Edison Co. of New York, Inc.
5.70%, 6/15/2040	2,760	2,777
Series 2017, 3.88%, 6/15/2047	3,355	2,607
4.50%, 5/15/2058	1,724	1,450
Consumers Energy Co. 3.25%, 8/15/2046	2,150	1,573
Delmarva Power & Light Co. 4.00%, 6/1/2042	1,478	1,185
Dominion Energy, Inc.
Series D, 2.85%, 8/15/2026	1,927	1,820
Series F, 5.25%, 8/1/2033	5,067	4,981
7.00%, 6/15/2038	1,076	1,171
Series C, 4.90%, 8/1/2041	1,840	1,649
National Grid plc (United Kingdom) 5.42%, 1/11/2034	21,700	21,169
New York State Electric & Gas Corp. 3.25%, 12/1/2026 (a)	2,326	2,191
NiSource, Inc.
2.95%, 9/1/2029	7,940	7,135
5.80%, 2/1/2042	6,726	6,355
PG&E Energy Recovery Funding LLC Series A-2, 2.28%, 1/15/2036	9,710	7,573
Public Service Enterprise Group, Inc. 1.60%, 8/15/2030	15,540	12,490
Puget Energy, Inc. 2.38%, 6/15/2028	6,522	5,794
Puget Sound Energy, Inc. 5.45%, 6/1/2053	10,070	9,960
San Diego Gas & Electric Co.
Series FFF, 6.13%, 9/15/2037	973	983
3.95%, 11/15/2041	2,690	2,169
2.95%, 8/15/2051	17,150	11,415
5.35%, 4/1/2053	3,000	2,910
Southern Co. Gas Capital Corp.
3.25%, 6/15/2026	1,690	1,616
5.75%, 9/15/2033	12,830	13,146
5.88%, 3/15/2041	10,518	10,500
4.40%, 6/1/2043	1,392	1,153
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Multi-Utilities — continued
3.95%, 10/1/2046	2,136	1,619
4.40%, 5/30/2047	2,274	1,845
WEC Energy Group, Inc. 3.55%, 6/15/2025	1,651	1,605
		147,563
Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.
3.80%, 4/15/2026	2,199	2,136
1.88%, 2/1/2033	12,120	9,070
5.25%, 5/15/2036	14,260	13,689
4.00%, 2/1/2050	9,430	7,126
5.15%, 4/15/2053	2,800	2,537
COPT Defense Properties LP 2.00%, 1/15/2029	3,440	2,849
Kilroy Realty LP 3.45%, 12/15/2024	3,054	2,989
		40,396
Oil, Gas & Consumable Fuels — 1.6%
Aker BP ASA (Norway) 2.00%, 7/15/2026 (a)	12,118	11,161
APA Infrastructure Ltd. (Australia)
4.20%, 3/23/2025 (a)	2,000	1,969
4.25%, 7/15/2027 (a)	7,325	7,148
BG Energy Capital plc (United Kingdom) 5.13%, 10/15/2041 (a)	5,781	5,382
Boardwalk Pipelines LP 4.45%, 7/15/2027	3,425	3,338
BP Capital Markets America, Inc.
4.81%, 2/13/2033	10,000	9,756
4.89%, 9/11/2033	21,425	21,012
2.94%, 6/4/2051	25,080	16,424
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	3,650	3,650
Columbia Pipelines Holding Co. LLC
6.04%, 8/15/2028 (a)	11,250	11,458
5.68%, 1/15/2034 (a)	16,276	15,963
Columbia Pipelines Operating Co. LLC 5.93%, 8/15/2030 (a)	11,670	11,887
ConocoPhillips Co. 5.30%, 5/15/2053	13,210	12,929
DT Midstream, Inc. 4.30%, 4/15/2032 (a)	17,380	15,453
Eastern Gas Transmission & Storage, Inc. 3.90%, 11/15/2049	4,476	3,257
Ecopetrol SA (Colombia) 5.38%, 6/26/2026	5,409	5,323
Enbridge, Inc. (Canada)
5.70%, 3/8/2033	17,080	17,273
6.70%, 11/15/2053	5,550	6,204
Energy Transfer LP
4.75%, 1/15/2026	4,911	4,854
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	37

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
3.90%, 7/15/2026	9,761	9,449
4.40%, 3/15/2027	2,695	2,626
5.63%, 5/1/2027 (a)	16,679	16,529
5.50%, 6/1/2027	2,916	2,926
4.95%, 5/15/2028	7,315	7,219
6.00%, 2/1/2029 (a)	20,000	20,055
4.15%, 9/15/2029	14,071	13,284
7.50%, 7/1/2038	2,695	3,053
6.05%, 6/1/2041	4,266	4,227
6.10%, 2/15/2042	7,220	7,140
5.95%, 10/1/2043	3,950	3,841
5.30%, 4/1/2044	1,840	1,668
5.00%, 5/15/2044 (e)	8,600	7,462
6.00%, 6/15/2048	209	205
6.25%, 4/15/2049	5,655	5,710
Eni SpA (Italy) 5.70%, 10/1/2040 (a)	4,843	4,538
Eni USA, Inc. (Italy) 7.30%, 11/15/2027	4,040	4,294
Enterprise Products Operating LLC
Series J, 5.75%, 3/1/2035	2,509	2,526
7.55%, 4/15/2038	455	541
5.95%, 2/1/2041	1,259	1,319
4.45%, 2/15/2043	455	397
5.10%, 2/15/2045	1,758	1,651
4.95%, 10/15/2054	1,189	1,084
EQM Midstream Partners LP 5.50%, 7/15/2028	7,500	7,356
EQT Corp. 3.90%, 10/1/2027	4,517	4,273
Exxon Mobil Corp.
3.00%, 8/16/2039	14,245	10,984
4.11%, 3/1/2046	2,726	2,310
3.10%, 8/16/2049	17,965	12,571
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (a)	13,075	10,631
4.32%, 12/30/2039 (a)	9,235	6,676
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (a)	15,536	12,405
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (a)	34,443	32,768
3.45%, 10/15/2027 (a)	12,470	11,617
HF Sinclair Corp. 5.88%, 4/1/2026	22,175	22,244
Kinder Morgan, Inc.
5.00%, 2/1/2029	23,293	23,089
5.20%, 6/1/2033	20,500	19,958
5.05%, 2/15/2046	6,000	5,234
Marathon Petroleum Corp. 6.50%, 3/1/2041	8,270	8,777
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
MPLX LP 4.80%, 2/15/2029	6,825	6,684
NGPL PipeCo LLC
4.88%, 8/15/2027 (a)	8,486	8,284
3.25%, 7/15/2031 (a)	8,283	7,068
Northern Natural Gas Co. 5.63%, 2/1/2054 (a)	4,550	4,608
Occidental Petroleum Corp.
3.40%, 4/15/2026	2,000	1,915
3.00%, 2/15/2027	5,501	5,136
4.30%, 8/15/2039	9,894	7,977
ONEOK Partners LP 6.65%, 10/1/2036	1,825	1,934
ONEOK, Inc. 3.20%, 3/15/2025	2,338	2,274
Phillips 66 4.88%, 11/15/2044	665	608
Phillips 66 Co.
3.55%, 10/1/2026	1,453	1,394
3.15%, 12/15/2029	8,545	7,724
5.30%, 6/30/2033	17,780	17,633
4.90%, 10/1/2046	6,988	6,240
Pioneer Natural Resources Co. 1.90%, 8/15/2030	18,050	15,035
Sabine Pass Liquefaction LLC
5.63%, 3/1/2025	7,662	7,651
5.00%, 3/15/2027	9,360	9,290
4.50%, 5/15/2030	19,530	18,689
Saudi Arabian Oil Co. (Saudi Arabia) 1.63%, 11/24/2025 (a)	4,660	4,363
Suncor Energy, Inc. (Canada)
5.95%, 12/1/2034	11,584	12,060
6.80%, 5/15/2038	3,677	3,927
Texas Eastern Transmission LP 3.50%, 1/15/2028 (a)	908	851
TotalEnergies Capital International SA (France)
2.99%, 6/29/2041	16,000	11,872
3.46%, 7/12/2049	12,800	9,580
3.13%, 5/29/2050	20,230	14,098
TransCanada PipeLines Ltd. (Canada)
6.20%, 10/15/2037	6,345	6,515
4.75%, 5/15/2038	7,750	6,999
Valero Energy Corp.
2.15%, 9/15/2027	9,072	8,221
7.50%, 4/15/2032	1,081	1,230
Williams Cos., Inc. (The)
2.60%, 3/15/2031	9,675	8,158
5.65%, 3/15/2033	13,720	13,951
		729,047
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Passenger Airlines — 0.1%
Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024	14,123	13,914
United Airlines Pass-Through Trust Series 2016-2, Class A Shares, 3.10%, 10/7/2028	17,518	15,553
		29,467
Personal Care Products — 0.0% ^
Haleon US Capital LLC 3.38%, 3/24/2029	9,210	8,511
Pharmaceuticals — 0.6%
Astrazeneca Finance LLC (United Kingdom) 5.00%, 2/26/2034	23,420	23,499
AstraZeneca plc (United Kingdom)
6.45%, 9/15/2037	4,250	4,791
4.00%, 9/18/2042	4,270	3,644
Bristol-Myers Squibb Co.
4.13%, 6/15/2039	7,096	6,182
4.55%, 2/20/2048	5,046	4,443
5.55%, 2/22/2054	16,265	16,458
5.65%, 2/22/2064	24,465	24,689
Eli Lilly & Co. 5.00%, 2/9/2054	17,320	17,061
Merck & Co., Inc.
2.75%, 12/10/2051	7,065	4,557
5.00%, 5/17/2053	13,115	12,711
5.15%, 5/17/2063	10,195	9,948
Pfizer Investment Enterprises Pte. Ltd.
4.75%, 5/19/2033	15,300	14,899
5.30%, 5/19/2053	36,640	35,841
Royalty Pharma plc 1.20%, 9/2/2025	3,601	3,372
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	26,941	25,663
Takeda Pharmaceutical Co. Ltd. (Japan)
5.00%, 11/26/2028	8,565	8,551
2.05%, 3/31/2030	1,200	1,010
3.03%, 7/9/2040	25,815	19,229
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	4,153	4,008
Zoetis, Inc. 2.00%, 5/15/2030	12,880	10,809
		251,365
Real Estate Management & Development — 0.0% ^
GAIF Bond Issuer Pty. Ltd. (Australia) 3.40%, 9/30/2026 (a)	7,843	7,466
Ontario Teachers' Cadillac Fairview Properties Trust (Canada) 3.88%, 3/20/2027 (a)	6,562	6,183
		13,649
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Residential REITs — 0.1%
Essex Portfolio LP 1.65%, 1/15/2031	8,950	6,996
Mid-America Apartments LP 1.70%, 2/15/2031	5,500	4,383
UDR, Inc.
2.95%, 9/1/2026	3,831	3,608
3.50%, 1/15/2028	1,354	1,261
3.00%, 8/15/2031	4,750	4,076
2.10%, 8/1/2032	5,520	4,268
3.10%, 11/1/2034	6,440	5,179
		29,771
Retail REITs — 0.2%
Brixmor Operating Partnership LP
3.85%, 2/1/2025	6,613	6,487
2.50%, 8/16/2031	6,530	5,317
NNN REIT, Inc.
4.00%, 11/15/2025	5,043	4,920
3.60%, 12/15/2026	5,527	5,261
5.60%, 10/15/2033	7,500	7,479
Realty Income Corp.
4.88%, 6/1/2026	4,230	4,197
3.00%, 1/15/2027	2,243	2,115
4.85%, 3/15/2030	19,270	18,885
1.80%, 3/15/2033	2,865	2,157
Regency Centers LP
4.13%, 3/15/2028	1,755	1,676
2.95%, 9/15/2029	10,600	9,383
Scentre Group Trust 1 (Australia)
3.50%, 2/12/2025 (a)	9,910	9,713
3.25%, 10/28/2025 (a)	5,595	5,396
Scentre Group Trust 2 (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.38%), 4.75%, 9/24/2080 (a) (b)	8,206	7,803
SITE Centers Corp. 4.70%, 6/1/2027	4,651	4,574
		95,363
Semiconductors & Semiconductor Equipment — 0.5%
Analog Devices, Inc. 2.95%, 10/1/2051	6,000	4,011
Broadcom, Inc.
2.45%, 2/15/2031 (a)	31,809	26,574
3.14%, 11/15/2035 (a)	40,051	31,792
3.19%, 11/15/2036 (a)	5,766	4,520
Intel Corp.
5.63%, 2/10/2043	4,698	4,772
5.70%, 2/10/2053	27,055	27,425
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	39

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Semiconductors & Semiconductor Equipment — continued
KLA Corp.
3.30%, 3/1/2050	7,000	5,057
4.95%, 7/15/2052	7,000	6,629
Marvell Technology, Inc. 2.95%, 4/15/2031	7,790	6,677
NXP BV (China)
2.50%, 5/11/2031	36,499	30,127
5.00%, 1/15/2033	4,000	3,865
3.25%, 5/11/2041	24,465	17,967
QUALCOMM, Inc. 4.50%, 5/20/2052	10,475	9,275
Texas Instruments, Inc. 5.05%, 5/18/2063	43,918	41,991
TSMC Global Ltd. (Taiwan) 4.63%, 7/22/2032 (a)	10,386	10,234
		230,916
Software — 0.2%
Intuit, Inc. 5.50%, 9/15/2053	7,410	7,621
Microsoft Corp. 3.04%, 3/17/2062	1,820	1,240
Oracle Corp.
4.90%, 2/6/2033	9,640	9,321
3.90%, 5/15/2035	1,952	1,676
3.60%, 4/1/2040	10,434	8,055
3.65%, 3/25/2041	19,515	15,006
4.00%, 7/15/2046	8,872	6,823
3.95%, 3/25/2051	10,000	7,460
5.55%, 2/6/2053	15,000	14,330
Roper Technologies, Inc.
1.40%, 9/15/2027	14,890	13,167
2.00%, 6/30/2030	9,380	7,809
VMware LLC 4.65%, 5/15/2027	8,800	8,614
		101,122
Specialized REITs — 0.3%
American Tower Corp.
3.38%, 10/15/2026	4,378	4,176
1.50%, 1/31/2028	10,510	9,125
2.10%, 6/15/2030	8,940	7,357
1.88%, 10/15/2030	19,410	15,597
5.90%, 11/15/2033	17,280	17,722
Crown Castle, Inc.
4.00%, 3/1/2027	2,066	1,990
5.60%, 6/1/2029	12,355	12,423
5.80%, 3/1/2034	12,960	13,135
Equinix, Inc. 2.90%, 11/18/2026	20,442	19,245
Extra Space Storage LP
3.50%, 7/1/2026	8,937	8,558
5.90%, 1/15/2031	7,800	7,988
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialized REITs — continued
2.40%, 10/15/2031	15,650	12,641
Public Storage Operating Co. 2.25%, 11/9/2031	9,333	7,695
		137,652
Specialty Retail — 0.1%
AutoZone, Inc. 1.65%, 1/15/2031	12,180	9,691
Lowe's Cos., Inc.
1.70%, 10/15/2030	2,600	2,111
2.63%, 4/1/2031	2,440	2,079
3.00%, 10/15/2050	7,130	4,600
5.75%, 7/1/2053	7,055	7,127
O'Reilly Automotive, Inc. 3.60%, 9/1/2027	4,715	4,492
		30,100
Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.
3.45%, 2/9/2045	14,187	11,257
3.85%, 8/4/2046	3,512	2,927
3.75%, 9/12/2047	13,570	11,065
3.75%, 11/13/2047	1,600	1,301
2.70%, 8/5/2051	16,470	10,722
4.85%, 5/10/2053	30,000	29,326
4.10%, 8/8/2062	5,260	4,405
Dell International LLC
6.02%, 6/15/2026	17,509	17,701
4.90%, 10/1/2026	5,595	5,544
5.25%, 2/1/2028	5,508	5,549
5.30%, 10/1/2029	6,000	6,014
3.45%, 12/15/2051	242	166
		105,977
Tobacco — 0.2%
Altria Group, Inc. 2.45%, 2/4/2032	27,925	22,365
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	14,000	12,389
4.39%, 8/15/2037	9,875	8,098
3.73%, 9/25/2040	8,470	6,160
4.54%, 8/15/2047	18,779	14,085
BAT International Finance plc (United Kingdom) 1.67%, 3/25/2026	11,000	10,191
		73,288
Trading Companies & Distributors — 0.3%
Air Lease Corp.
2.30%, 2/1/2025	9,600	9,297
3.25%, 3/1/2025	6,266	6,117
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Trading Companies & Distributors — continued
3.38%, 7/1/2025	15,102	14,669
3.75%, 6/1/2026	3,734	3,597
1.88%, 8/15/2026	10,696	9,822
5.85%, 12/15/2027	14,670	14,852
3.25%, 10/1/2029	15,000	13,341
Aviation Capital Group LLC
5.50%, 12/15/2024 (a)	19,502	19,408
4.13%, 8/1/2025 (a)	7,958	7,732
BOC Aviation Ltd. (China) 3.50%, 10/10/2024 (a)	7,945	7,839
WW Grainger, Inc. 4.60%, 6/15/2045	4,364	3,993
		110,667
Transportation Infrastructure — 0.0% ^
Sydney Airport Finance Co. Pty. Ltd. (Australia) 3.38%, 4/30/2025 (a)	7,000	6,822
Water Utilities — 0.0% ^
American Water Capital Corp.
3.45%, 6/1/2029	5,250	4,882
6.59%, 10/15/2037	3,354	3,772
4.00%, 12/1/2046	2,241	1,815
		10,469
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV (Mexico) 4.38%, 4/22/2049	8,284	7,088
Rogers Communications, Inc. (Canada)
3.80%, 3/15/2032	10,000	8,887
4.55%, 3/15/2052	12,810	10,572
Sprint LLC 7.63%, 3/1/2026	6,777	7,002
T-Mobile USA, Inc.
3.75%, 4/15/2027	18,000	17,254
3.88%, 4/15/2030	25,095	23,294
5.05%, 7/15/2033	48,782	47,711
5.15%, 4/15/2034	12,482	12,291
5.50%, 1/15/2055	9,450	9,204
3.60%, 11/15/2060	4,000	2,767
Vodafone Group plc (United Kingdom)
4.88%, 6/19/2049	16,825	14,568
5.63%, 2/10/2053	3,745	3,624
		164,262
Total Corporate Bonds (Cost $12,286,557)		11,369,696
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 23.8%
U.S. Treasury Bonds
4.25%, 5/15/2039	55,245	54,649
3.88%, 8/15/2040	54,475	50,951
2.25%, 5/15/2041	207,900	151,799
1.75%, 8/15/2041	141,798	94,434
2.00%, 11/15/2041	114,825	79,498
2.38%, 2/15/2042	200,455	147,303
3.38%, 8/15/2042	50,000	42,762
2.75%, 11/15/2042	289,890	224,631
4.00%, 11/15/2042	70,000	65,343
3.13%, 2/15/2043	138,080	113,323
3.88%, 2/15/2043	3,905	3,575
3.88%, 5/15/2043	101,570	92,881
3.63%, 8/15/2043	113,140	99,740
3.75%, 11/15/2043	256,218	229,715
3.63%, 2/15/2044	154,280	135,634
3.00%, 11/15/2044	50,821	40,307
2.88%, 8/15/2045	4,490	3,467
2.50%, 2/15/2046	70,000	50,241
2.25%, 8/15/2046	179,931	122,213
3.00%, 2/15/2047	5,431	4,243
3.00%, 2/15/2048	78,220	60,782
3.13%, 5/15/2048	43,243	34,360
2.88%, 5/15/2049	12,946	9,789
2.25%, 8/15/2049	180,150	119,300
2.38%, 11/15/2049	98,830	67,262
2.00%, 2/15/2050	76,853	47,850
1.25%, 5/15/2050	4,667	2,370
1.38%, 8/15/2050	25,855	13,572
1.63%, 11/15/2050	76,730	43,092
1.88%, 2/15/2051	204,145	122,208
2.38%, 5/15/2051	166,815	112,568
2.00%, 8/15/2051	144,750	89,140
1.88%, 11/15/2051	200,075	119,201
2.25%, 2/15/2052	165,840	108,483
2.88%, 5/15/2052	131,125	98,733
3.00%, 8/15/2052	219,630	169,793
3.63%, 2/15/2053	40,000	34,972
U.S. Treasury Inflation Indexed Bonds
1.75%, 1/15/2028	3,075	3,050
3.63%, 4/15/2028	17,194	18,300
2.50%, 1/15/2029	5,125	5,266
U.S. Treasury Notes
2.13%, 9/30/2024	25,000	24,555
2.25%, 11/15/2024	3,021	2,960
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	41

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued
2.00%, 2/15/2025	155,000	150,520
2.88%, 4/30/2025	4,925	4,810
2.13%, 5/15/2025	105,395	101,974
2.88%, 5/31/2025	40,158	39,178
2.00%, 8/15/2025	141,304	135,751
2.25%, 11/15/2025	110,049	105,604
4.00%, 12/15/2025	195,000	192,616
0.38%, 1/31/2026	45,675	42,117
0.50%, 2/28/2026	403,160	371,695
2.50%, 2/28/2026	12,550	12,047
0.75%, 4/30/2026	15,670	14,446
4.13%, 6/15/2026	20,000	19,814
0.88%, 6/30/2026	248,957	229,070
4.63%, 9/15/2026	265,210	265,946
2.00%, 11/15/2026	10,000	9,379
1.75%, 12/31/2026	64,262	59,706
1.50%, 1/31/2027	5,196	4,783
2.63%, 5/31/2027	200,000	189,312
2.75%, 7/31/2027	113,240	107,419
3.13%, 8/31/2027	111,315	106,815
0.38%, 9/30/2027	31,575	27,442
4.13%, 10/31/2027	318,905	316,289
1.25%, 3/31/2028	160,035	141,800
3.63%, 3/31/2028	12,000	11,686
1.25%, 4/30/2028	85,520	75,595
2.88%, 5/15/2028	7,030	6,643
1.25%, 6/30/2028	782,087	688,359
1.00%, 7/31/2028	225,000	195,398
1.75%, 1/31/2029	48,420	43,045
1.88%, 2/28/2029	218,300	194,944
2.88%, 4/30/2029	704,175	658,871
3.25%, 6/30/2029	270,000	256,837
3.13%, 8/31/2029	109,865	103,685
3.88%, 9/30/2029	175,000	171,486
4.00%, 10/31/2029	113,000	111,389
4.88%, 10/31/2030	300,000	310,125
1.63%, 5/15/2031	23,990	20,102
1.25%, 8/15/2031	115,000	93,087
1.38%, 11/15/2031	78,783	63,947
1.88%, 2/15/2032	292,700	245,788
2.88%, 5/15/2032	116,650	105,432
2.75%, 8/15/2032	171,000	152,664
4.13%, 11/15/2032	21,000	20,778
3.88%, 8/15/2033	14,250	13,825
4.50%, 11/15/2033	350,000	356,617
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury STRIPS Bonds
3.21%, 5/15/2024 (g)	67,278	66,544
3.42%, 8/15/2024 (g)	51,591	50,379
8.95%, 11/15/2024 (g)	3,200	3,096
7.55%, 2/15/2025 (g)	6,601	6,297
5.87%, 2/15/2026 (g)	6,700	6,113
6.08%, 5/15/2026 (g)	24,999	22,567
0.70%, 11/15/2026 (g)	10,990	9,732
1.41%, 11/15/2027 (g)	50,000	42,572
1.72%, 8/15/2029 (g)	100,000	79,077
1.88%, 11/15/2030 (g)	100,000	74,893
5.00%, 5/15/2032 (g)	113,297	79,492
3.77%, 8/15/2032 (g)	149,800	103,937
4.17%, 11/15/2032 (g)	122,788	84,278
4.34%, 2/15/2033 (g)	36,300	24,644
4.53%, 5/15/2033 (g)	108,105	72,625
6.46%, 8/15/2033 (g)	24,963	16,580
7.33%, 11/15/2033 (g)	33,709	22,128
4.79%, 11/15/2040 (g)	216,030	98,923
4.81%, 2/15/2041 (g)	138,670	62,704
Total U.S. Treasury Obligations (Cost $12,069,096)		10,589,732
Mortgage-Backed Securities — 21.9%
FHLMC
Pool # 785618, ARM, 5.87%, 7/1/2026 (d)	11	11
Pool # 789758, ARM, 6.45%, 9/1/2032 (d)	10	10
Pool # 847621, ARM, 5.59%, 5/1/2033 (d)	286	288
Pool # 781087, ARM, 6.36%, 12/1/2033 (d)	78	78
Pool # 1B1665, ARM, 4.79%, 4/1/2034 (d)	50	49
Pool # 782870, ARM, 6.33%, 9/1/2034 (d)	281	283
Pool # 782979, ARM, 6.37%, 1/1/2035 (d)	432	442
Pool # 782980, ARM, 6.37%, 1/1/2035 (d)	128	128
Pool # 1G3591, ARM, 5.92%, 8/1/2035 (d)	41	41
Pool # 1Q0007, ARM, 8.02%, 12/1/2035 (d)	70	71
Pool # 1Q0025, ARM, 5.80%, 2/1/2036 (d)	45	46
Pool # 848431, ARM, 6.27%, 2/1/2036 (d)	153	155
Pool # 1G1861, ARM, 4.54%, 3/1/2036 (d)	232	232
Pool # 1J1380, ARM, 6.31%, 3/1/2036 (d)	60	60
Pool # 1L1286, ARM, 5.25%, 5/1/2036 (d)	84	86
Pool # 1H2618, ARM, 5.26%, 5/1/2036 (d)	281	289
Pool # 1G2415, ARM, 5.51%, 5/1/2036 (d)	45	44
Pool # 1G2557, ARM, 5.47%, 6/1/2036 (d)	463	475
Pool # 848068, ARM, 5.69%, 6/1/2036 (d)	428	425
Pool # 848365, ARM, 5.90%, 7/1/2036 (d)	127	129
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 1H2623, ARM, 5.96%, 7/1/2036 (d)	67	69
Pool # 1A1082, ARM, 7.61%, 7/1/2036 (d)	174	177
Pool # 1A1085, ARM, 7.55%, 8/1/2036 (d)	142	143
Pool # 1B7242, ARM, 5.55%, 9/1/2036 (d)	411	414
Pool # 1Q0105, ARM, 6.01%, 9/1/2036 (d)	116	117
Pool # 1G2539, ARM, 5.84%, 10/1/2036 (d)	98	98
Pool # 1J1348, ARM, 6.45%, 10/1/2036 (d)	106	106
Pool # 1K0046, ARM, 6.48%, 10/1/2036 (d)	97	97
Pool # 1N0249, ARM, 7.45%, 10/1/2036 (d)	106	107
Pool # 1A1096, ARM, 7.56%, 10/1/2036 (d)	396	402
Pool # 1A1097, ARM, 7.73%, 10/1/2036 (d)	119	119
Pool # 1J1378, ARM, 5.89%, 11/1/2036 (d)	195	194
Pool # 1Q0737, ARM, 5.95%, 11/1/2036 (d)	99	98
Pool # 1G2671, ARM, 5.97%, 11/1/2036 (d)	86	86
Pool # 782760, ARM, 6.29%, 11/1/2036 (d)	245	251
Pool # 848115, ARM, 6.32%, 11/1/2036 (d)	107	109
Pool # 1J1419, ARM, 5.83%, 12/1/2036 (d)	378	377
Pool # 1J1634, ARM, 5.92%, 12/1/2036 (d)	801	819
Pool # 1J1418, ARM, 5.94%, 12/1/2036 (d)	31	30
Pool # 1G1386, ARM, 6.17%, 12/1/2036 (d)	215	216
Pool # 1J1399, ARM, 6.37%, 12/1/2036 (d)	9	9
Pool # 1G1478, ARM, 6.16%, 1/1/2037 (d)	144	144
Pool # 1N1511, ARM, 7.54%, 1/1/2037 (d)	43	43
Pool # 1J1516, ARM, 5.16%, 2/1/2037 (d)	64	66
Pool # 1G1554, ARM, 5.42%, 2/1/2037 (d)	116	116
Pool # 1N0353, ARM, 7.86%, 2/1/2037 (d)	206	209
Pool # 1B7303, ARM, 6.24%, 3/1/2037 (d)	19	19
Pool # 1Q0739, ARM, 7.61%, 3/1/2037 (d)	240	244
Pool # 1J1564, ARM, 4.67%, 4/1/2037 (d)	200	199
Pool # 1Q0783, ARM, 4.93%, 5/1/2037 (d)	212	212
Pool # 1J1621, ARM, 5.56%, 5/1/2037 (d)	150	149
Pool # 1N1463, ARM, 5.91%, 5/1/2037 (d)	19	18
Pool # 1Q0697, ARM, 7.39%, 5/1/2037 (d)	316	319
Pool # 1N1477, ARM, 7.85%, 5/1/2037 (d)	51	52
Pool # 1A1193, ARM, 7.88%, 5/1/2037 (d)	209	208
Pool # 1J0533, ARM, 6.12%, 7/1/2037 (d)	21	21
Pool # 1J2945, ARM, 6.00%, 11/1/2037 (d)	39	39
Pool # 1Q0722, ARM, 5.54%, 4/1/2038 (d)	131	131
Pool # 1Q0789, ARM, 5.52%, 5/1/2038 (d)	24	23
Pool # 848699, ARM, 5.80%, 7/1/2040 (d)	112	115
FHLMC Gold Pools, 20 Year
Pool # C91158, 6.50%, 1/1/2028	68	69
Pool # C91417, 3.50%, 1/1/2032	1,528	1,461
Pool # C91403, 3.50%, 3/1/2032	593	567
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC Gold Pools, 30 Year
Pool # G00245, 8.00%, 8/1/2024	—	—
Pool # C00376, 8.00%, 11/1/2024	—	—
Pool # C00414, 7.50%, 8/1/2025	1	1
Pool # C00452, 7.00%, 4/1/2026	1	1
Pool # G00981, 8.50%, 7/1/2028	4	4
Pool # G02210, 7.00%, 12/1/2028	65	67
Pool # C47315, 6.50%, 8/1/2029	374	390
Pool # G03029, 6.00%, 10/1/2029	30	31
Pool # A88871, 7.00%, 1/1/2031	99	102
Pool # C68485, 7.00%, 7/1/2032	17	18
Pool # G01448, 7.00%, 8/1/2032	24	25
Pool # C75791, 5.50%, 1/1/2033	134	136
Pool # A13625, 5.50%, 10/1/2033	130	133
Pool # A16107, 6.00%, 12/1/2033	69	71
Pool # G01864, 5.00%, 1/1/2034	84	84
Pool # A17537, 6.00%, 1/1/2034	109	112
Pool # A23139, 5.00%, 6/1/2034	198	197
Pool # A61572, 5.00%, 9/1/2034	332	330
Pool # A28796, 6.50%, 11/1/2034	23	24
Pool # G03369, 6.50%, 1/1/2035	312	322
Pool # A70350, 5.00%, 3/1/2035	88	87
Pool # A46987, 5.50%, 7/1/2035	288	293
Pool # G05713, 6.50%, 12/1/2035	224	230
Pool # G03777, 5.00%, 11/1/2036	222	221
Pool # C02660, 6.50%, 11/1/2036	59	62
Pool # G02427, 5.50%, 12/1/2036	127	129
Pool # A57681, 6.00%, 12/1/2036	26	27
Pool # G02682, 7.00%, 2/1/2037	30	31
Pool # G04949, 6.50%, 11/1/2037	168	176
Pool # G03666, 7.50%, 1/1/2038	310	320
Pool # G04952, 7.50%, 1/1/2038	112	116
Pool # G04077, 6.50%, 3/1/2038	193	202
Pool # G05671, 5.50%, 8/1/2038	247	251
Pool # G05190, 7.50%, 9/1/2038	125	127
Pool # C03466, 5.50%, 3/1/2040	81	82
Pool # A93383, 5.00%, 8/1/2040	981	975
Pool # A93511, 5.00%, 8/1/2040	3,345	3,324
Pool # G06493, 4.50%, 5/1/2041	6,009	5,870
Pool # V80351, 3.00%, 8/1/2043	12,413	11,040
Pool # Q52834, 4.00%, 12/1/2047	1,344	1,258
Pool # Z40179, 4.00%, 7/1/2048	21,543	20,246
Pool # Q57995, 5.00%, 8/1/2048	3,165	3,140
Pool # Q61104, 4.00%, 1/1/2049	1,102	1,026
Pool # Q61107, 4.00%, 1/1/2049	2,262	2,111
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	43

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
FHLMC Gold Pools, Other
Pool # WN1157, 1.80%, 11/1/2028	50,852	44,437
Pool # P20570, 7.00%, 7/1/2029	5	5
Pool # G20027, 10.00%, 10/1/2030	8	8
Pool # B90491, 7.50%, 1/1/2032	222	225
Pool # WA3237, 3.55%, 11/1/2032	25,686	23,420
Pool # WA1630, 4.15%, 11/1/2032	6,908	6,576
Pool # U80192, 3.50%, 2/1/2033	825	781
Pool # U80342, 3.50%, 5/1/2033	637	604
Pool # U80345, 3.50%, 5/1/2033	2,513	2,391
Pool # WN3233, 3.19%, 7/1/2033	61,700	54,810
Pool # WN3225, 3.80%, 10/1/2034	20,000	18,217
Pool # P50523, 6.50%, 12/1/2035	42	41
Pool # H05030, 6.00%, 11/1/2036	44	44
Pool # L10291, 6.50%, 11/1/2036	687	700
Pool # P51353, 6.50%, 11/1/2036	533	538
Pool # P50595, 6.50%, 12/1/2036	975	1,003
Pool # P51361, 6.50%, 12/1/2036	480	490
Pool # G20028, 7.50%, 12/1/2036	697	711
Pool # P50531, 6.50%, 1/1/2037	22	22
Pool # P51251, 6.50%, 1/1/2037	46	46
Pool # P50536, 6.50%, 2/1/2037	62	62
Pool # WA3186, 3.86%, 4/1/2037	2,063	1,874
Pool # P50556, 6.50%, 6/1/2037	37	36
Pool # U90690, 3.50%, 6/1/2042	8,020	7,229
Pool # U90975, 4.00%, 6/1/2042	6,194	5,848
Pool # T65101, 4.00%, 10/1/2042	154	141
Pool # U90402, 3.50%, 11/1/2042	643	586
Pool # U90673, 4.00%, 1/1/2043	886	837
Pool # U91192, 4.00%, 4/1/2043	1,134	1,071
Pool # U91488, 3.50%, 5/1/2043	867	790
Pool # U99051, 3.50%, 6/1/2043	2,450	2,232
Pool # U99134, 4.00%, 1/1/2046	28,096	26,523
Pool # U69030, 4.50%, 1/1/2046	9,497	9,229
FHLMC UMBS, 20 Year Pool # SC0104, 3.50%, 8/1/2035	7,329	6,985
FHLMC UMBS, 30 Year
Pool # QG5005, 3.00%, 6/1/2048	10,138	8,830
Pool # ZT2236, 4.00%, 6/1/2048	16,793	15,679
Pool # ZT2212, 4.00%, 9/1/2048	3,873	3,615
Pool # QA0149, 4.00%, 6/1/2049	3,174	2,984
Pool # QA2578, 3.50%, 9/1/2049	1,217	1,099
Pool # RA2008, 4.00%, 1/1/2050	12,065	11,261
Pool # RA2282, 4.00%, 1/1/2050	7,438	7,036
Pool # QA7351, 3.00%, 2/1/2050	6,663	5,767
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # QB0704, 2.50%, 6/1/2050	10,126	8,337
Pool # QB1571, 2.50%, 7/1/2050	10,600	8,727
Pool # SD8089, 2.50%, 7/1/2050	87,027	72,206
Pool # QB2879, 2.50%, 8/1/2050	2,473	2,036
Pool # QB7670, 2.50%, 1/1/2051	5,039	4,143
Pool # QB8840, 2.50%, 2/1/2051	8,113	6,670
Pool # SD4044, 2.50%, 2/1/2051	37,579	31,436
Pool # RA6135, 2.50%, 10/1/2051	18,405	15,278
Pool # RA6228, 2.50%, 11/1/2051	18,489	15,302
Pool # RA6222, 3.00%, 11/1/2051	17,703	15,178
Pool # RA6459, 2.50%, 12/1/2051	30,235	24,856
Pool # RA6815, 2.50%, 2/1/2052	6,286	5,203
Pool # RA6702, 3.00%, 2/1/2052	43,815	37,518
Pool # SD7554, 2.50%, 4/1/2052	65,490	54,705
Pool # SD3362, 3.00%, 5/1/2052	25,956	22,359
Pool # SD1365, 4.00%, 7/1/2052	57,987	53,403
Pool # RA7683, 5.00%, 7/1/2052	24,559	23,846
Pool # SD1725, 4.00%, 10/1/2052	84,496	77,842
Pool # SD1713, 5.00%, 10/1/2052	35,671	34,844
Pool # RA8766, 5.00%, 3/1/2053	24,338	23,614
Pool # SD3567, 4.50%, 5/1/2053	20,073	19,015
Pool # RA9259, 5.00%, 6/1/2053	27,038	26,239
FNMA
Pool # 54844, ARM, 4.46%, 9/1/2027 (d)	6	6
Pool # 303532, ARM, 4.57%, 3/1/2029 (d)	4	4
Pool # 555732, ARM, 5.71%, 8/1/2033 (d)	95	95
Pool # 658481, ARM, 5.74%, 9/1/2033 (d)	177	174
Pool # 746299, ARM, 6.06%, 9/1/2033 (d)	39	40
Pool # 743546, ARM, 5.73%, 11/1/2033 (d)	189	187
Pool # 766610, ARM, 5.93%, 1/1/2034 (d)	13	13
Pool # 777132, ARM, 5.42%, 6/1/2034 (d)	134	137
Pool # 782306, ARM, 6.17%, 7/1/2034 (d)	3	3
Pool # 800422, ARM, 5.46%, 8/1/2034 (d)	101	100
Pool # 790235, ARM, 5.86%, 8/1/2034 (d)	48	47
Pool # 790964, ARM, 5.90%, 9/1/2034 (d)	5	5
Pool # 794792, ARM, 5.72%, 10/1/2034 (d)	32	32
Pool # 896463, ARM, 6.28%, 10/1/2034 (d)	105	107
Pool # 799912, ARM, 5.99%, 11/1/2034 (d)	14	14
Pool # 781563, ARM, 6.12%, 11/1/2034 (d)	19	19
Pool # 809319, ARM, 5.90%, 1/1/2035 (d)	31	31
Pool # 810896, ARM, 7.35%, 1/1/2035 (d)	448	453
Pool # 816594, ARM, 7.20%, 2/1/2035 (d)	15	15
Pool # 820602, ARM, 4.35%, 3/1/2035 (d)	50	50
Pool # 745862, ARM, 5.56%, 4/1/2035 (d)	97	98
Pool # 821378, ARM, 5.04%, 5/1/2035 (d)	38	37
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 823660, ARM, 5.13%, 5/1/2035 (d)	28	28
Pool # 888605, ARM, 5.05%, 7/1/2035 (d)	3	3
Pool # 832801, ARM, 5.97%, 9/1/2035 (d)	47	47
Pool # 851432, ARM, 5.68%, 10/1/2035 (d)	225	224
Pool # 745445, ARM, 6.07%, 1/1/2036 (d)	82	84
Pool # 849251, ARM, 6.96%, 1/1/2036 (d)	293	299
Pool # 920340, ARM, 6.25%, 2/1/2036 (d)	30	30
Pool # 920843, ARM, 6.55%, 3/1/2036 (d)	727	749
Pool # 868952, ARM, 5.12%, 5/1/2036 (d)	13	13
Pool # 884066, ARM, 5.81%, 6/1/2036 (d)	66	66
Pool # 872825, ARM, 6.09%, 6/1/2036 (d)	238	239
Pool # 892868, ARM, 6.02%, 7/1/2036 (d)	113	112
Pool # 884722, ARM, 5.24%, 8/1/2036 (d)	19	19
Pool # 886558, ARM, 6.02%, 8/1/2036 (d)	292	294
Pool # 745784, ARM, 6.13%, 8/1/2036 (d)	89	88
Pool # 920547, ARM, 5.10%, 9/1/2036 (d)	163	164
Pool # 893580, ARM, 5.82%, 9/1/2036 (d)	102	102
Pool # 886772, ARM, 5.98%, 9/1/2036 (d)	153	153
Pool # 894452, ARM, 6.07%, 9/1/2036 (d)	101	101
Pool # 898179, ARM, 6.92%, 9/1/2036 (d)	307	310
Pool # 894239, ARM, 6.18%, 10/1/2036 (d)	114	113
Pool # 900191, ARM, 6.32%, 10/1/2036 (d)	148	148
Pool # 900197, ARM, 6.32%, 10/1/2036 (d)	332	336
Pool # 902818, ARM, 6.20%, 11/1/2036 (d)	2	2
Pool # 902955, ARM, 6.04%, 12/1/2036 (d)	203	202
Pool # 888184, ARM, 6.02%, 1/1/2037 (d)	72	71
Pool # 920954, ARM, 7.30%, 1/1/2037 (d)	145	146
Pool # 915645, ARM, 6.25%, 2/1/2037 (d)	81	82
Pool # 913984, ARM, 7.18%, 2/1/2037 (d)	169	171
Pool # 888307, ARM, 4.59%, 4/1/2037 (d)	60	60
Pool # 995919, ARM, 5.90%, 7/1/2037 (d)	178	180
Pool # 938346, ARM, 6.03%, 7/1/2037 (d)	133	132
Pool # 948208, ARM, 7.12%, 7/1/2037 (d)	143	145
Pool # 945032, ARM, 6.62%, 8/1/2037 (d)	271	271
Pool # 946362, ARM, 6.01%, 9/1/2037 (d)	28	28
Pool # 946260, ARM, 6.16%, 9/1/2037 (d)	33	32
Pool # 952835, ARM, 6.35%, 9/1/2037 (d)	62	64
Pool # AD0085, ARM, 5.43%, 11/1/2037 (d)	273	271
Pool # 995108, ARM, 6.02%, 11/1/2037 (d)	147	150
Pool # AD0179, ARM, 6.32%, 12/1/2037 (d)	318	322
Pool # 966946, ARM, 6.28%, 1/1/2038 (d)	40	40
FNMA UMBS, 15 Year
Pool # AD0133, 5.00%, 8/1/2024	1	1
Pool # FM3386, 3.50%, 7/1/2034	949	921
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA UMBS, 20 Year
Pool # 888656, 6.50%, 4/1/2025	—	—
Pool # AE0096, 5.50%, 7/1/2025	2	2
Pool # 256311, 6.00%, 7/1/2026	40	40
Pool # 256352, 6.50%, 8/1/2026	78	79
Pool # 256803, 6.00%, 7/1/2027	64	65
Pool # 256962, 6.00%, 11/1/2027	38	38
Pool # 257007, 6.00%, 12/1/2027	114	114
Pool # 257048, 6.00%, 1/1/2028	198	199
Pool # 890222, 6.00%, 10/1/2028	133	134
Pool # AE0049, 6.00%, 9/1/2029	90	90
Pool # AO7761, 3.50%, 7/1/2032	370	353
Pool # MA1138, 3.50%, 8/1/2032	2,387	2,273
Pool # AL6238, 4.00%, 1/1/2035	6,548	6,316
FNMA UMBS, 30 Year
Pool # 250066, 8.00%, 5/1/2024	—	—
Pool # 250103, 8.50%, 7/1/2024	—	—
Pool # 303031, 7.50%, 10/1/2024	—	—
Pool # 308499, 8.50%, 5/1/2025	—	—
Pool # 689977, 8.00%, 3/1/2027	17	17
Pool # 695533, 8.00%, 6/1/2027	17	17
Pool # 313687, 7.00%, 9/1/2027	1	1
Pool # 755973, 8.00%, 11/1/2028	54	55
Pool # 455759, 6.00%, 12/1/2028	6	6
Pool # 252211, 6.00%, 1/1/2029	8	8
Pool # 459097, 7.00%, 1/1/2029	2	2
Pool # 889020, 6.50%, 11/1/2029	1,042	1,060
Pool # 598559, 6.50%, 8/1/2031	54	55
Pool # 679886, 6.50%, 2/1/2032	184	190
Pool # 682078, 5.50%, 11/1/2032	237	241
Pool # 675555, 6.00%, 12/1/2032	66	67
Pool # AL0045, 6.00%, 12/1/2032	467	477
Pool # 683351, 5.50%, 2/1/2033	5	5
Pool # 357363, 5.50%, 3/1/2033	251	255
Pool # 674349, 6.00%, 3/1/2033	23	24
Pool # 688625, 6.00%, 3/1/2033	9	9
Pool # 695584, 6.00%, 3/1/2033	3	3
Pool # 254693, 5.50%, 4/1/2033	178	181
Pool # 702901, 6.00%, 5/1/2033	67	69
Pool # 720576, 5.00%, 6/1/2033	38	38
Pool # 995656, 7.00%, 6/1/2033	256	263
Pool # 723852, 5.00%, 7/1/2033	54	54
Pool # 729296, 5.00%, 7/1/2033	58	57
Pool # 720155, 5.50%, 7/1/2033	32	32
Pool # 729379, 6.00%, 8/1/2033	19	20
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	45

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # AA0917, 5.50%, 9/1/2033	660	666
Pool # 737825, 6.00%, 9/1/2033	45	46
Pool # 750977, 4.50%, 11/1/2033	38	37
Pool # 725027, 5.00%, 11/1/2033	139	138
Pool # 755109, 5.50%, 11/1/2033	13	13
Pool # 753174, 4.00%, 12/1/2033	188	180
Pool # 725017, 5.50%, 12/1/2033	302	307
Pool # 759424, 5.50%, 1/1/2034	34	35
Pool # 751341, 5.50%, 3/1/2034	34	35
Pool # 770405, 5.00%, 4/1/2034	328	326
Pool # 776708, 5.00%, 5/1/2034	132	131
Pool # AC1317, 4.50%, 9/1/2034	70	68
Pool # 888568, 5.00%, 12/1/2034	97	96
Pool # 810663, 5.00%, 1/1/2035	58	58
Pool # 995003, 7.50%, 1/1/2035	96	97
Pool # 995156, 7.50%, 3/1/2035	117	120
Pool # 735503, 6.00%, 4/1/2035	315	324
Pool # 827776, 5.00%, 7/1/2035	36	36
Pool # 820347, 5.00%, 9/1/2035	215	213
Pool # 745148, 5.00%, 1/1/2036	151	150
Pool # 888417, 6.50%, 1/1/2036	723	735
Pool # 745275, 5.00%, 2/1/2036	120	119
Pool # 833629, 7.00%, 3/1/2036	8	8
Pool # 745418, 5.50%, 4/1/2036	219	222
Pool # 888016, 5.50%, 5/1/2036	297	302
Pool # 888209, 5.50%, 5/1/2036	187	190
Pool # 870770, 6.50%, 7/1/2036	23	24
Pool # 976871, 6.50%, 8/1/2036	531	541
Pool # AA0922, 6.00%, 9/1/2036	1,089	1,120
Pool # 745948, 6.50%, 10/1/2036	124	128
Pool # AA1019, 6.00%, 11/1/2036	121	125
Pool # 888476, 7.50%, 5/1/2037	70	72
Pool # 928584, 6.50%, 8/1/2037	104	108
Pool # 945870, 6.50%, 8/1/2037	161	166
Pool # 986648, 6.00%, 9/1/2037	288	297
Pool # 928670, 7.00%, 9/1/2037	183	188
Pool # 888890, 6.50%, 10/1/2037	223	234
Pool # 888707, 7.50%, 10/1/2037	534	555
Pool # 888892, 7.50%, 11/1/2037	162	169
Pool # AL0662, 5.50%, 1/1/2038	364	369
Pool # 995505, 8.00%, 1/1/2038	10	11
Pool # 929331, 6.00%, 4/1/2038	76	78
Pool # 909236, 7.00%, 9/1/2038	268	279
Pool # 890268, 6.50%, 10/1/2038	275	283
Pool # 995149, 6.50%, 10/1/2038	1,054	1,074
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 934591, 7.00%, 10/1/2038	270	281
Pool # AB2869, 6.00%, 11/1/2038	276	285
Pool # 991908, 7.00%, 11/1/2038	216	227
Pool # 995504, 7.50%, 11/1/2038	128	132
Pool # 257510, 7.00%, 12/1/2038	743	777
Pool # AD0753, 7.00%, 1/1/2039	965	1,004
Pool # AD0780, 7.50%, 4/1/2039	677	713
Pool # AC2948, 5.00%, 9/1/2039	416	413
Pool # AC3740, 5.50%, 9/1/2039	156	158
Pool # AC7296, 5.50%, 12/1/2039	229	232
Pool # AD7790, 5.00%, 8/1/2040	2,185	2,168
Pool # AD9151, 5.00%, 8/1/2040	844	838
Pool # AL2059, 4.00%, 6/1/2042	5,683	5,408
Pool # AB9017, 3.00%, 4/1/2043	8,320	7,389
Pool # AT5891, 3.00%, 6/1/2043	10,434	9,266
Pool # AB9860, 3.00%, 7/1/2043	7,736	6,870
Pool # AL7527, 4.50%, 9/1/2043	3,571	3,483
Pool # AL7496, 3.50%, 5/1/2044	15,441	14,130
Pool # AX9319, 3.50%, 12/1/2044	5,858	5,324
Pool # AL7380, 3.50%, 2/1/2045	9,088	8,329
Pool # AS6479, 3.50%, 1/1/2046	21,647	19,905
Pool # BM1213, 4.00%, 4/1/2047	7,468	7,062
Pool # BH7650, 4.00%, 9/1/2047	4,535	4,286
Pool # BM3500, 4.00%, 9/1/2047	24,986	23,910
Pool # BE8344, 4.00%, 11/1/2047	1,042	978
Pool # BJ7248, 4.00%, 12/1/2047	3,309	3,117
Pool # BE8349, 4.00%, 1/1/2048	1,909	1,792
Pool # BJ5756, 4.00%, 1/1/2048	4,197	3,906
Pool # BJ7310, 4.00%, 1/1/2048	6,787	6,372
Pool # BJ8237, 4.00%, 1/1/2048	4,217	3,958
Pool # BJ8264, 4.00%, 1/1/2048	3,422	3,207
Pool # BM3375, 4.00%, 1/1/2048	5,430	5,114
Pool # BK1007, 4.00%, 2/1/2048	1,101	1,034
Pool # BK1134, 4.00%, 2/1/2048	4,355	4,088
Pool # BM3665, 4.00%, 3/1/2048	31,535	29,700
Pool # BE8366, 4.50%, 7/1/2048	3,893	3,747
Pool # BK7982, 5.00%, 7/1/2048	4,181	4,178
Pool # BN0271, 4.50%, 9/1/2048	1,111	1,069
Pool # BN1315, 4.50%, 9/1/2048	1,657	1,592
Pool # BN4733, 5.50%, 3/1/2049	241	246
Pool # BK8745, 4.50%, 4/1/2049	2,363	2,260
Pool # FM1939, 4.50%, 5/1/2049	11,432	10,956
Pool # BK8753, 4.50%, 6/1/2049	3,306	3,166
Pool # CA3713, 5.00%, 6/1/2049	1,730	1,697
Pool # BO2305, 4.00%, 7/1/2049	3,777	3,519
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BO5607, 3.50%, 9/1/2049	2,540	2,295
Pool # BO1405, 4.00%, 9/1/2049	5,095	4,728
Pool # BO4392, 3.50%, 1/1/2050	3,907	3,541
Pool # BP5299, 3.50%, 3/1/2050	5,018	4,718
Pool # CA5702, 2.50%, 5/1/2050	46,964	39,185
Pool # CA5729, 3.00%, 5/1/2050	5,224	4,510
Pool # FM3671, 4.50%, 5/1/2050	5,480	5,393
Pool # CA6079, 2.50%, 6/1/2050	44,208	36,404
Pool # BK2746, 2.50%, 7/1/2050	19,306	15,898
Pool # BP9823, 2.50%, 7/1/2050	596	491
Pool # BP9948, 2.50%, 7/1/2050	1,069	880
Pool # CA6361, 2.50%, 7/1/2050	48,308	40,545
Pool # CA6708, 2.50%, 8/1/2050	31,433	26,416
Pool # FM4051, 2.50%, 8/1/2050	19,718	16,406
Pool # BQ2143, 2.50%, 9/1/2050	13,909	11,454
Pool # CA6989, 2.50%, 9/1/2050	68,037	57,002
Pool # FM4532, 3.00%, 9/1/2050	13,076	11,323
Pool # BQ1155, 2.50%, 10/1/2050	16,614	13,681
Pool # BQ7669, 2.50%, 10/1/2050	730	601
Pool # FS3599, 2.50%, 1/1/2051	91,775	75,969
Pool # BQ4516, 2.00%, 2/1/2051	8,017	6,345
Pool # CB0458, 2.50%, 5/1/2051	32,418	26,862
Pool # CB0514, 2.50%, 5/1/2051	26,348	21,954
Pool # FM8172, 3.00%, 5/1/2051	23,937	20,656
Pool # FM7916, 2.50%, 6/1/2051	21,093	17,532
Pool # FS5384, 2.50%, 6/1/2051	80,587	67,137
Pool # FM9523, 2.50%, 7/1/2051	14,571	12,324
Pool # CB1411, 3.00%, 8/1/2051	56,165	48,451
Pool # FM8817, 2.50%, 9/1/2051	48,759	40,565
Pool # BU0070, 2.50%, 10/1/2051	45,631	37,623
Pool # CB1901, 2.50%, 10/1/2051	41,644	34,949
Pool # FM9195, 2.50%, 10/1/2051	52,229	43,371
Pool # MA4466, 2.50%, 11/1/2051	90,044	74,213
Pool # FS4645, 4.00%, 11/1/2051	17,588	16,207
Pool # CB2297, 2.50%, 12/1/2051	17,446	14,480
Pool # FM9882, 2.50%, 12/1/2051	10,975	9,046
Pool # FS3611, 2.50%, 12/1/2051	6,848	5,712
Pool # FS2559, 3.00%, 12/1/2051	31,362	27,054
Pool # MA4494, 3.00%, 12/1/2051	6,853	5,895
Pool # FS4108, 4.00%, 12/1/2051	5,002	4,612
Pool # BU7561, 2.50%, 1/1/2052	22,489	18,673
Pool # CB2637, 2.50%, 1/1/2052	64,452	53,234
Pool # FS0196, 2.50%, 1/1/2052	67,725	55,682
Pool # CB2664, 3.00%, 1/1/2052	6,790	5,822
Pool # CB2670, 3.00%, 1/1/2052	58,706	50,276
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # FS5731, 3.00%, 1/1/2052	33,216	28,649
Pool # BV3339, 2.50%, 2/1/2052	9,182	7,602
Pool # FS4284, 2.50%, 2/1/2052	51,687	42,689
Pool # MA4548, 2.50%, 2/1/2052	58,008	47,731
Pool # CB3031, 2.50%, 3/1/2052	13,047	10,747
Pool # FS0882, 2.50%, 3/1/2052	47,923	40,014
Pool # FS4533, 2.50%, 3/1/2052	6,977	5,793
Pool # FS5446, 2.50%, 3/1/2052	49,119	40,500
Pool # FS0957, 3.00%, 3/1/2052	35,287	30,235
Pool # FS2246, 3.00%, 3/1/2052	41,318	36,177
Pool # FS4393, 3.00%, 3/1/2052	15,259	13,077
Pool # BV5360, 2.50%, 4/1/2052 (f)	56,380	46,443
Pool # FS6301, 3.00%, 4/1/2052	18,865	16,274
Pool # BU8924, 3.50%, 4/1/2052	24,995	22,258
Pool # CB3378, 4.00%, 4/1/2052	25,393	23,377
Pool # BV7119, 4.50%, 4/1/2052	993	941
Pool # BV7121, 4.50%, 4/1/2052	1,143	1,087
Pool # BV7122, 4.50%, 4/1/2052	3,367	3,190
Pool # BV7124, 4.50%, 4/1/2052	1,167	1,113
Pool # BV8375, 4.00%, 5/1/2052	17,843	16,432
Pool # CB3629, 4.00%, 5/1/2052	42,153	38,834
Pool # FS1669, 4.00%, 5/1/2052	29,077	27,422
Pool # BV7111, 4.50%, 5/1/2052	1,392	1,324
Pool # BV7133, 4.50%, 5/1/2052	1,024	976
Pool # FS2773, 2.50%, 6/1/2052	11,622	9,694
Pool # CB3786, 4.00%, 6/1/2052	34,657	31,928
Pool # FS4076, 4.00%, 8/1/2052	18,534	17,126
Pool # CB4587, 4.50%, 9/1/2052	18,626	17,636
Pool # CB4628, 5.00%, 9/1/2052	85,962	83,415
Pool # FS2982, 5.00%, 9/1/2052	26,013	25,262
Pool # CB4642, 6.00%, 9/1/2052	18,500	18,663
Pool # CB5267, 4.50%, 12/1/2052	19,536	18,582
Pool # CB5412, 4.00%, 1/1/2053	7,064	6,508
Pool # CB5666, 4.00%, 2/1/2053	43,720	40,249
Pool # CB5896, 5.00%, 3/1/2053	23,074	22,395
Pool # CB5898, 5.00%, 3/1/2053	19,629	19,107
Pool # CB6313, 5.00%, 5/1/2053	17,203	16,713
Pool # BX4395, 5.50%, 5/1/2053	8,690	8,614
Pool # BY4714, 5.00%, 6/1/2053	135,601	131,538
Pool # BY4776, 5.00%, 7/1/2053	92,289	89,524
Pool # BY4770, 5.50%, 7/1/2053	17,391	17,240
Pool # BY4775, 5.50%, 7/1/2053	12,130	12,006
Pool # BY7101, 5.50%, 8/1/2053	6,433	6,377
Pool # BY7130, 6.00%, 9/1/2053	9,928	9,998
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	47

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
FNMA, 30 Year
Pool # 535183, 8.00%, 6/1/2028	1	1
Pool # 252409, 6.50%, 3/1/2029	37	37
Pool # 653815, 7.00%, 2/1/2033	6	6
Pool # 752786, 6.00%, 9/1/2033	54	54
Pool # CA3029, 4.00%, 1/1/2049	4,919	4,596
Pool # CA5105, 3.50%, 2/1/2050	6,945	6,250
FNMA, Other
Pool # AM7654, 2.86%, 1/1/2025	5,898	5,765
Pool # 470300, 3.64%, 1/1/2025	4,324	4,253
Pool # AM8846, 2.68%, 5/1/2025	5,563	5,393
Pool # AM9149, 2.63%, 6/1/2025	5,765	5,577
Pool # AM9548, 3.17%, 8/1/2025	6,751	6,560
Pool # AM4660, 3.77%, 12/1/2025	4,885	4,775
Pool # AN0767, 3.18%, 1/1/2026	7,641	7,395
Pool # AN1590, 2.40%, 5/1/2026	8,537	8,101
Pool # AN1413, 2.49%, 5/1/2026	20,074	19,067
Pool # AN1497, 2.61%, 6/1/2026	11,034	10,489
Pool # AN1243, 2.64%, 6/1/2026	7,998	7,595
Pool # AN1247, 2.64%, 6/1/2026	9,848	9,347
Pool # 468645, 4.54%, 7/1/2026	2,013	1,995
Pool # AN2367, 2.46%, 8/1/2026	5,832	5,512
Pool # 468927, 4.77%, 8/1/2026	4,867	4,843
Pool # AM6448, 3.25%, 9/1/2026	8,999	8,657
Pool # AM7117, 3.14%, 12/1/2026	17,689	16,939
Pool # AM7262, 3.19%, 12/1/2026	15,410	14,756
Pool # AM7011, 3.22%, 12/1/2026	2,613	2,507
Pool # FN0029, 4.50%, 12/1/2026 (d)	4,951	4,900
Pool # AM8008, 2.94%, 2/1/2027	11,032	10,448
Pool # AM7515, 3.34%, 2/1/2027	16,000	15,280
Pool # AM8803, 2.78%, 6/1/2027	3,732	3,507
Pool # AM9087, 3.00%, 6/1/2027	15,748	14,889
Pool # AM9170, 3.00%, 6/1/2027	4,177	3,952
Pool # AM9345, 3.25%, 7/1/2027	7,044	6,709
Pool # AN7048, 2.90%, 10/1/2027	6,173	5,796
Pool # AM1469, 2.96%, 11/1/2027	3,448	3,251
Pool # AN7669, 2.83%, 12/1/2027	19,123	17,843
Pool # AN8114, 3.00%, 1/1/2028	7,416	6,957
Pool # AN8048, 3.08%, 1/1/2028	43,775	41,594
Pool # AN7943, 3.10%, 1/1/2028	14,202	13,346
Pool # BS8221, 4.56%, 5/1/2028	10,254	10,149
Pool # AN1600, 2.59%, 6/1/2028	5,927	5,498
Pool # AN9686, 3.52%, 6/1/2028	40,143	38,238
Pool # AN9486, 3.57%, 6/1/2028	26,222	24,998
Pool # AN2005, 2.73%, 7/1/2028	9,338	8,587
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 387806, 3.55%, 8/1/2028	15,179	14,460
Pool # 109782, 3.55%, 9/1/2028	41,224	39,262
Pool # BL0919, 3.82%, 9/1/2028	18,142	17,474
Pool # BS8383, 4.62%, 11/1/2028	7,514	7,465
Pool # BS8384, 4.62%, 11/1/2028	5,246	5,212
Pool # BL1040, 3.81%, 12/1/2028	42,090	40,363
Pool # BL0907, 3.88%, 12/1/2028	11,997	11,479
Pool # BL1435, 3.53%, 1/1/2029	23,115	21,908
Pool # BS8376, 4.60%, 5/1/2029	9,263	9,198
Pool # BL4317, 2.27%, 9/1/2029	4,481	3,975
Pool # BS6615, 3.50%, 9/1/2029	14,504	13,624
Pool # BS6621, 3.50%, 9/1/2029	32,089	30,083
Pool # AN6846, 2.93%, 10/1/2029	13,010	11,870
Pool # BS6739, 3.82%, 10/1/2029	45,001	42,936
Pool # BL4333, 2.52%, 11/1/2029	40,212	35,903
Pool # AM8123, 2.92%, 2/1/2030	7,399	6,750
Pool # AM7785, 3.17%, 2/1/2030	5,694	5,261
Pool # AM7516, 3.55%, 2/1/2030	13,000	12,241
Pool # BS7388, 4.82%, 3/1/2030	10,490	10,515
Pool # AM8692, 3.03%, 4/1/2030	25,000	22,729
Pool # AM8544, 3.08%, 4/1/2030	14,118	12,957
Pool # BS8225, 4.41%, 4/1/2030	15,540	15,167
Pool # AM8889, 2.92%, 5/1/2030	11,320	10,188
Pool # AM8151, 2.94%, 5/1/2030	11,849	10,757
Pool # AN9154, 3.64%, 5/1/2030	3,941	3,721
Pool # BS7669, 4.75%, 5/1/2030	8,177	8,166
Pool # AM9020, 2.97%, 6/1/2030	7,263	6,612
Pool # BS8461, 4.27%, 6/1/2030	22,856	22,236
Pool # BS7678, 4.75%, 6/1/2030	8,500	8,489
Pool # BS8846, 4.09%, 7/1/2030	34,350	33,051
Pool # BS7681, 4.75%, 7/1/2030	4,758	4,751
Pool # AN9293, 3.71%, 9/1/2030	60,000	56,463
Pool # BS8736, 4.37%, 10/1/2030	9,244	9,005
Pool # BL9494, 1.46%, 12/1/2030	10,000	8,053
Pool # BS8375, 4.66%, 1/1/2031	9,425	9,334
Pool # BS7921, 4.77%, 1/1/2031	9,208	9,206
Pool # BZ0423, 4.31%, 2/1/2031	38,469	37,373
Pool # BZ0424, 4.31%, 2/1/2031	19,031	18,489
Pool # BS8377, 4.66%, 2/1/2031	1,184	1,173
Pool # BS9557, 5.23%, 2/1/2031	7,554	7,712
Pool # AH9683, 5.00%, 4/1/2031	209	207
Pool # BS2035, 1.84%, 6/1/2031	33,900	27,877
Pool # AN1829, 2.90%, 6/1/2031	7,010	6,288
Pool # BS2422, 1.67%, 7/1/2031	36,050	29,047
Pool # BS8341, 4.62%, 7/1/2031	2,980	2,940
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BL3298, 2.86%, 8/1/2031	7,000	6,190
Pool # BS9623, 4.91%, 8/1/2031	5,203	5,215
Pool # BL4310, 2.35%, 10/1/2031	11,051	9,445
Pool # AN2625, 2.50%, 10/1/2031	9,217	7,998
Pool # AN2513, 2.63%, 10/1/2031	25,000	21,496
Pool # BS4338, 1.82%, 1/1/2032	26,665	21,559
Pool # BS4124, 1.94%, 1/1/2032	11,481	9,513
Pool # BS4030, 1.96%, 1/1/2032	20,000	16,454
Pool # BS3869, 2.00%, 1/1/2032	36,000	29,457
Pool # BS4650, 2.02%, 1/1/2032	7,541	6,209
Pool # BS4396, 2.05%, 1/1/2032	10,000	8,204
Pool # BS4200, 2.05%, 2/1/2032	34,650	28,354
Pool # BM7037, 1.75%, 3/1/2032 (d)	103,157	82,771
Pool # BL5789, 2.40%, 3/1/2032	12,500	10,624
Pool # BS5204, 2.50%, 4/1/2032	6,186	5,230
Pool # BS5130, 2.55%, 4/1/2032	47,397	40,738
Pool # BS5069, 2.73%, 4/1/2032	2,469	2,122
Pool # AN5065, 3.34%, 4/1/2032	26,680	24,032
Pool # BS5330, 2.85%, 5/1/2032	14,317	12,452
Pool # BS5298, 3.07%, 5/1/2032	36,743	32,482
Pool # BS5907, 3.54%, 6/1/2032	10,756	9,801
Pool # BS6033, 3.97%, 7/1/2032	2,081	1,962
Pool # BS6193, 4.12%, 7/1/2032	7,871	7,503
Pool # BS6194, 4.13%, 7/1/2032	3,924	3,749
Pool # BS6301, 3.67%, 8/1/2032	19,145	17,663
Pool # BS6258, 3.70%, 8/1/2032	8,167	7,537
Pool # BS6409, 3.88%, 8/1/2032	2,206	2,055
Pool # BS6288, 3.89%, 8/1/2032	11,306	10,628
Pool # BS6597, 3.67%, 9/1/2032	13,781	12,609
Pool # BS6305, 3.68%, 9/1/2032	54,320	50,029
Pool # BS6316, 3.76%, 9/1/2032	20,000	18,533
Pool # BS6440, 3.78%, 9/1/2032	749	695
Pool # BS6339, 3.80%, 9/1/2032	65,061	60,472
Pool # BS6381, 3.89%, 9/1/2032	22,000	20,542
Pool # BS6159, 3.92%, 9/1/2032	6,000	5,627
Pool # BS6845, 4.22%, 10/1/2032	43,000	41,246
Pool # BS6915, 4.60%, 10/1/2032	36,000	35,415
Pool # BS8968, 4.73%, 10/1/2032	15,496	15,375
Pool # BM7110, 3.88%, 11/1/2032 (d)	28,003	26,240
Pool # BS6840, 4.18%, 11/1/2032	8,255	7,895
Pool # BS6841, 4.18%, 11/1/2032	11,615	11,102
Pool # BS6995, 4.18%, 11/1/2032	19,825	18,951
Pool # BS6868, 4.61%, 11/1/2032	7,463	7,359
Pool # BS6969, 4.76%, 11/1/2032	13,935	13,895
Pool # BS9560, 5.30%, 11/1/2032	4,300	4,430
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AQ7084, 3.50%, 12/1/2032	1,185	1,126
Pool # BS7083, 4.59%, 12/1/2032	34,142	33,605
Pool # BS7019, 4.60%, 12/1/2032	33,325	32,737
Pool # BS7298, 4.86%, 12/1/2032	7,000	7,026
Pool # BS7320, 4.88%, 12/1/2032	14,287	14,338
Pool # 650236, 5.00%, 12/1/2032	4	4
Pool # BS7303, 5.34%, 12/1/2032	10,889	11,261
Pool # BS7496, 4.33%, 1/1/2033	12,054	11,656
Pool # BS7558, 4.40%, 1/1/2033	15,134	14,689
Pool # BS7595, 4.46%, 1/1/2033	9,381	9,154
Pool # BS7147, 4.95%, 1/1/2033	10,746	10,808
Pool # AR7484, 3.50%, 2/1/2033	1,653	1,569
Pool # BS7843, 3.90%, 2/1/2033	60,000	56,005
Pool # BS7850, 4.21%, 2/1/2033	88,000	84,231
Pool # BS7775, 4.14%, 3/1/2033	8,725	8,298
Pool # BS8110, 4.30%, 3/1/2033	44,672	42,873
Pool # BS7786, 4.24%, 4/1/2033	38,916	37,378
Pool # BS8223, 4.50%, 4/1/2033	6,368	6,225
Pool # BS8146, 4.55%, 4/1/2033	49,498	48,103
Pool # BS8055, 4.71%, 4/1/2033	14,699	14,594
Pool # BS8185, 4.17%, 5/1/2033	13,528	12,886
Pool # BS8213, 4.22%, 5/1/2033	18,447	17,713
Pool # BS8546, 4.37%, 5/1/2033	32,295	31,249
Pool # BS8284, 4.43%, 5/1/2033	8,651	8,411
Pool # BS8610, 4.48%, 5/1/2033	4,615	4,504
Pool # BS8247, 4.53%, 5/1/2033	3,900	3,821
Pool # BS8609, 4.53%, 5/1/2033	6,149	6,024
Pool # AT7117, 3.50%, 6/1/2033	713	678
Pool # BS8756, 4.14%, 6/1/2033	18,345	17,313
Pool # BS8644, 4.32%, 6/1/2033	22,338	21,546
Pool # BS8661, 4.34%, 6/1/2033	4,663	4,501
Pool # BS8665, 4.34%, 6/1/2033	5,025	4,852
Pool # BS8571, 4.43%, 6/1/2033	6,239	6,064
Pool # AN6000, 3.21%, 7/1/2033	9,435	8,365
Pool # AN9695, 3.67%, 7/1/2033	32,550	29,640
Pool # AN9496, 3.75%, 7/1/2033	24,000	22,084
Pool # AN9950, 3.89%, 7/1/2033	8,841	8,080
Pool # BS9089, 4.51%, 7/1/2033	31,800	31,096
Pool # BS8883, 4.58%, 7/1/2033	35,052	34,463
Pool # BS2642, 1.85%, 8/1/2033	9,225	7,272
Pool # BS3169, 1.82%, 9/1/2033	6,842	5,324
Pool # BS9470, 4.45%, 10/1/2033	17,758	17,279
Pool # BS9471, 4.45%, 10/1/2033	16,368	15,927
Pool # BS9185, 4.51%, 10/1/2033	26,043	25,465
Pool # BS9182, 4.52%, 10/1/2033	29,035	28,410
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	49

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BS3315, 1.82%, 11/1/2033	10,924	8,440
Pool # BZ0419, 4.25%, 1/1/2034	21,000	20,089
Pool # BS4824, 2.50%, 2/1/2034	60,280	49,146
Pool # BZ0430, 4.32%, 2/1/2034	40,000	38,470
Pool # 810997, 5.50%, 10/1/2034	91	89
Pool # AM7122, 3.61%, 11/1/2034	4,958	4,503
Pool # BL5976, 2.49%, 4/1/2035	22,962	18,193
Pool # AM8474, 3.45%, 4/1/2035	4,468	3,994
Pool # AM8475, 3.45%, 4/1/2035	1,812	1,620
Pool # BL6315, 2.20%, 5/1/2035	5,081	3,933
Pool # AM9188, 3.12%, 6/1/2035	23,000	19,658
Pool # BL7110, 1.76%, 7/1/2035	12,500	9,400
Pool # AM9532, 3.63%, 10/1/2035	3,387	3,061
Pool # BS5413, 3.41%, 12/1/2035	10,250	8,858
Pool # AN0375, 3.76%, 12/1/2035	5,117	4,667
Pool # 256051, 5.50%, 12/1/2035	71	71
Pool # 256128, 6.00%, 2/1/2036	12	12
Pool # 880219, 7.00%, 2/1/2036	57	57
Pool # 868763, 6.50%, 4/1/2036	7	7
Pool # 920934, 6.50%, 1/1/2037	256	259
Pool # 888408, 6.00%, 3/1/2037	190	189
Pool # 888373, 7.00%, 3/1/2037	28	28
Pool # 888412, 7.00%, 4/1/2037	22	22
Pool # BS5648, 3.87%, 6/1/2037	10,561	9,437
Pool # BS5650, 3.87%, 6/1/2037	14,180	12,670
Pool # BS5761, 3.87%, 6/1/2037	10,964	9,797
Pool # 995783, 8.00%, 11/1/2037	72	74
Pool # 257209, 5.50%, 5/1/2038	79	80
Pool # MA0127, 5.50%, 6/1/2039	118	116
Pool # AL2606, 4.00%, 3/1/2042	208	194
Pool # AO7225, 4.00%, 7/1/2042	1,319	1,243
Pool # AO9352, 4.00%, 7/1/2042	1,636	1,542
Pool # AO9353, 4.00%, 7/1/2042	1,885	1,776
Pool # MA1125, 4.00%, 7/1/2042	1,190	1,122
Pool # MA1178, 4.00%, 9/1/2042	6,753	6,366
Pool # MA1213, 3.50%, 10/1/2042	2,976	2,708
Pool # MA1251, 3.50%, 11/1/2042	7,679	6,987
Pool # MA1253, 4.00%, 11/1/2042	5,655	5,331
Pool # AR1397, 3.00%, 1/1/2043	5,900	5,210
Pool # MA1328, 3.50%, 1/1/2043	1,101	1,002
Pool # AQ9999, 3.00%, 2/1/2043	2,871	2,535
Pool # MA1373, 3.50%, 3/1/2043	1,809	1,646
Pool # MA1404, 3.50%, 4/1/2043	5,341	4,859
Pool # AB9096, 4.00%, 4/1/2043	597	563
Pool # AB9196, 3.50%, 5/1/2043	1,539	1,400
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AT4051, 3.50%, 5/1/2043	724	657
Pool # MA1437, 3.50%, 5/1/2043	5,970	5,432
Pool # AT5914, 3.50%, 6/1/2043	3,624	3,298
Pool # MA1463, 3.50%, 6/1/2043	7,406	6,738
Pool # AB9704, 4.00%, 6/1/2043	1,353	1,280
Pool # MA1711, 4.50%, 12/1/2043	8,338	8,060
Pool # AL6167, 3.50%, 1/1/2044	3,937	3,582
Pool # MA1759, 4.00%, 1/1/2044	2,682	2,528
Pool # MA1760, 4.50%, 1/1/2044	2,465	2,380
Pool # AV9286, 4.00%, 2/1/2044	2,096	1,976
Pool # MA1800, 4.00%, 2/1/2044	1,676	1,580
Pool # MA1828, 4.50%, 3/1/2044	6,211	5,998
Pool # MA2429, 4.00%, 10/1/2045	1,847	1,741
Pool # MA2565, 4.00%, 3/1/2046	2,841	2,664
Pool # BM5835, 3.00%, 9/1/2047	10,283	8,958
Pool # AD0523, 6.00%, 11/1/2048	176	174
Pool # BF0131, 3.50%, 8/1/2056	39,772	35,000
Pool # BF0144, 3.50%, 10/1/2056	2,586	2,308
Pool # BF0690, 3.00%, 2/1/2057	9,858	8,558
Pool # BF0230, 5.50%, 1/1/2058	39,862	40,691
Pool # BF0341, 5.50%, 1/1/2059	16,825	16,884
Pool # BM7076, 4.00%, 4/1/2059	44,893	41,760
Pool # BM6734, 4.00%, 8/1/2059	32,490	30,066
Pool # BF0464, 3.50%, 3/1/2060	47,178	41,518
Pool # BF0520, 3.00%, 1/1/2061	67,222	57,253
Pool # BM7075, 3.00%, 3/1/2061	72,143	61,017
Pool # BF0546, 2.50%, 7/1/2061	75,981	60,380
Pool # BF0562, 3.50%, 9/1/2061	57,392	50,004
Pool # BF0577, 2.50%, 12/1/2061	12,908	10,258
Pool # BF0590, 2.50%, 12/1/2061	17,944	14,459
Pool # BF0579, 3.00%, 12/1/2061	21,412	17,895
Pool # BF0583, 4.00%, 12/1/2061	29,830	27,451
Pool # BF0586, 5.00%, 12/1/2061	13,559	13,215
Pool # BF0617, 2.50%, 3/1/2062	84,727	67,356
Pool # BF0602, 3.00%, 3/1/2062	31,086	25,979
Pool # BF0603, 3.50%, 3/1/2062	20,953	18,749
Pool # BF0604, 3.50%, 3/1/2062	34,591	30,138
Pool # BF0605, 4.00%, 3/1/2062	17,002	15,572
Pool # BF0674, 2.50%, 4/1/2062	67,101	53,322
Pool # BF0673, 2.50%, 6/1/2062	47,332	37,613
Pool # BF0654, 3.00%, 6/1/2062	36,345	30,375
Pool # BF0648, 3.50%, 6/1/2062	24,669	22,014
Pool # BF0655, 3.50%, 6/1/2062	45,551	39,687
Pool # BF0649, 4.00%, 6/1/2062	21,595	19,980
Pool # BF0677, 4.00%, 9/1/2062	49,610	45,653
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.50%, 3/25/2054 (f)	181,095	148,771
GNMA I, 30 Year
Pool # 442119, 7.50%, 11/15/2026	1	1
Pool # 411829, 7.50%, 7/15/2027	4	4
Pool # 554108, 6.50%, 3/15/2028	21	22
Pool # 468149, 8.00%, 8/15/2028	—	—
Pool # 468236, 6.50%, 9/15/2028	32	33
Pool # 486537, 7.50%, 9/15/2028	9	9
Pool # 486631, 6.50%, 10/15/2028	2	2
Pool # 781328, 7.00%, 9/15/2031	240	249
Pool # 569568, 6.50%, 1/15/2032	229	235
Pool # 591882, 6.50%, 7/15/2032	14	14
Pool # 607645, 6.50%, 2/15/2033	49	50
Pool # 607724, 7.00%, 2/15/2033	36	36
Pool # 783123, 5.50%, 4/15/2033	1,158	1,183
Pool # 604209, 6.50%, 4/15/2033	39	41
Pool # 614546, 5.50%, 6/15/2033	10	10
Pool # 781614, 7.00%, 6/15/2033	75	78
Pool # 781689, 5.50%, 12/15/2033	44	45
Pool # 632415, 5.50%, 7/15/2034	20	21
Pool # 574710, 5.50%, 9/15/2034	15	15
Pool # 782615, 7.00%, 6/15/2035	518	538
Pool # 782025, 6.50%, 12/15/2035	212	215
Pool # 617486, 7.00%, 4/15/2037	49	49
Pool # 782212, 7.50%, 10/15/2037	121	127
Pool # BI6868, 5.00%, 3/15/2049	1,920	1,914
Pool # BM1726, 5.00%, 3/15/2049	1,862	1,856
Pool # CO1894, 4.50%, 7/15/2052	7,566	7,495
Pool # CU0289, 6.50%, 6/15/2053	10,337	10,490
GNMA II
Pool # CE5521, ARM, 6.66%, 8/20/2071 (d)	12,518	12,927
Pool # CE5523, ARM, 6.71%, 8/20/2071 (d)	18,238	18,829
Pool # CE9356, ARM, 6.33%, 9/20/2071 (d)	8,597	8,793
Pool # CE5537, ARM, 6.64%, 9/20/2071 (d)	32,949	34,037
Pool # CE5533, ARM, 6.65%, 9/20/2071 (d)	38,928	40,208
Pool # CE5536, ARM, 6.68%, 9/20/2071 (d)	31,418	32,513
Pool # CE5544, ARM, 6.59%, 10/20/2071 (d)	35,266	36,385
Pool # CE5550, ARM, 6.61%, 10/20/2071 (d)	18,101	18,677
Pool # CE5552, ARM, 6.62%, 11/20/2071 (d)	35,952	37,124
Pool # CK2783, ARM, 6.58%, 2/20/2072 (d)	88,581	91,396
Pool # CM0227, ARM, 6.60%, 2/20/2072 (d)	30,382	31,369
Pool # CK2789, ARM, 6.61%, 2/20/2072 (d)	34,546	35,662
Pool # CM0228, ARM, 6.84%, 2/20/2072 (d)	19,850	20,687
Pool # CL8129, ARM, 6.39%, 3/20/2072 (d)	20,031	20,602
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CK2802, ARM, 6.54%, 3/20/2072 (d)	27,252	28,083
Pool # CK2800, ARM, 6.58%, 3/20/2072 (d)	23,577	24,355
Pool # CK2794, ARM, 6.59%, 3/20/2072 (d)	45,472	46,944
Pool # CM9946, ARM, 6.59%, 3/20/2072 (d)	17,891	18,470
Pool # CK2791, ARM, 6.60%, 3/20/2072 (d)	41,822	43,229
Pool # CM0234, ARM, 6.60%, 3/20/2072 (d)	32,075	33,118
Pool # CK2793, ARM, 6.63%, 3/20/2072 (d)	41,932	43,345
Pool # CK2803, ARM, 6.55%, 4/20/2072 (d)	43,576	44,942
Pool # BL8377, ARM, 6.61%, 4/20/2072 (d)	36,885	38,198
Pool # CN0126, ARM, 6.59%, 5/20/2072 (d)	35,495	36,657
Pool # CN7634, ARM, 6.66%, 6/20/2072 (d)	27,569	28,638
Pool # 786250, ARM, 6.77%, 6/20/2072 (d)	39,429	41,227
Pool # CL8191, ARM, 6.63%, 7/20/2072 (d)	21,558	22,480
Pool # CO0363, ARM, 6.78%, 7/20/2072 (d)	29,387	30,746
GNMA II, 30 Year
Pool # 1989, 8.50%, 4/20/2025	1	1
Pool # 2006, 8.50%, 5/20/2025	—	—
Pool # 2141, 8.00%, 12/20/2025	1	1
Pool # 2234, 8.00%, 6/20/2026	2	2
Pool # 2270, 8.00%, 8/20/2026	2	2
Pool # 2285, 8.00%, 9/20/2026	2	2
Pool # 2324, 8.00%, 11/20/2026	1	1
Pool # 2499, 8.00%, 10/20/2027	5	5
Pool # 2512, 8.00%, 11/20/2027	5	5
Pool # 2525, 8.00%, 12/20/2027	3	4
Pool # 2549, 7.50%, 2/20/2028	3	3
Pool # 2562, 6.00%, 3/20/2028	10	10
Pool # 2646, 7.50%, 9/20/2028	9	9
Pool # 2647, 8.00%, 9/20/2028	1	1
Pool # 2781, 6.50%, 7/20/2029	209	213
Pool # 4224, 7.00%, 8/20/2038	59	60
Pool # 4245, 6.00%, 9/20/2038	1,532	1,611
Pool # 783389, 6.00%, 8/20/2039	716	740
Pool # 783444, 5.50%, 9/20/2039	377	382
Pool # 783967, 4.25%, 12/20/2044	4,091	3,943
Pool # AK8791, 3.75%, 7/20/2045	1,241	1,149
Pool # BD0481, 4.00%, 12/20/2047	1,475	1,381
Pool # BD0484, 4.50%, 12/20/2047	5,507	5,268
Pool # BE0207, 4.50%, 2/20/2048	4,036	3,870
Pool # BE0208, 4.50%, 2/20/2048	5,147	4,943
Pool # BE5169, 4.50%, 2/20/2048	5,070	4,880
Pool # BA7567, 4.50%, 5/20/2048	1,588	1,513
Pool # BG6360, 5.00%, 5/20/2048	6,223	6,243
Pool # BF2574, 5.50%, 5/20/2048	129	133
Pool # BI0728, 5.00%, 7/20/2048	7,326	7,323
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	51

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BD0551, 4.50%, 8/20/2048	1,918	1,854
Pool # BI5288, 5.00%, 8/20/2048	9,100	9,045
Pool # BI5289, 5.00%, 8/20/2048	12,968	12,947
Pool # AY2411, 4.25%, 9/20/2048	3,463	3,276
Pool # 784598, 5.00%, 9/20/2048	9,855	9,948
Pool # 784626, 4.50%, 10/20/2048	1,286	1,238
Pool # BK2586, 5.00%, 11/20/2048	1,268	1,255
Pool # BJ7082, 5.00%, 12/20/2048	507	499
Pool # BJ7085, 5.00%, 12/20/2048	1,119	1,119
Pool # BK7169, 5.00%, 12/20/2048	5,966	5,896
Pool # BK8878, 4.50%, 2/20/2049	2,482	2,363
Pool # BK7189, 5.00%, 2/20/2049	5,966	5,920
Pool # BJ9972, 5.50%, 2/20/2049	1,177	1,187
Pool # BK7198, 4.50%, 3/20/2049	2,690	2,573
Pool # BK7199, 5.00%, 3/20/2049	1,038	1,032
Pool # BL8042, 5.00%, 3/20/2049	6,282	6,244
Pool # BL9333, 5.00%, 3/20/2049	2,823	2,843
Pool # BG0079, 5.50%, 3/20/2049	819	826
Pool # BL6756, 5.50%, 3/20/2049	305	308
Pool # BJ1322, 5.00%, 4/20/2049	4,277	4,331
Pool # BJ9622, 5.00%, 4/20/2049	1,809	1,780
Pool # BK7209, 5.00%, 4/20/2049	4,326	4,304
Pool # BL6758, 5.50%, 4/20/2049	1,148	1,157
Pool # BM9664, 4.50%, 5/20/2049	6,250	6,080
Pool # BM9683, 5.00%, 6/20/2049	14,088	14,032
Pool # BO2880, 5.00%, 6/20/2049	429	422
Pool # BN3950, 5.50%, 6/20/2049	2,159	2,177
Pool # BN2629, 4.00%, 7/20/2049	11,447	10,938
Pool # BI0926, 5.00%, 7/20/2049	860	848
Pool # BI0927, 5.00%, 7/20/2049	598	586
Pool # BM2186, 5.00%, 7/20/2049	600	592
Pool # BM2187, 5.00%, 7/20/2049	307	302
Pool # BO2871, 5.00%, 7/20/2049	240	236
Pool # BO2872, 5.00%, 7/20/2049	965	959
Pool # BO2878, 5.00%, 7/20/2049	618	610
Pool # BO2879, 5.00%, 7/20/2049	493	484
Pool # BO3162, 5.00%, 7/20/2049	44,082	45,214
Pool # BO3173, 5.00%, 7/20/2049	1,033	1,015
Pool # BO3174, 5.00%, 7/20/2049	356	349
Pool # BO3175, 5.00%, 7/20/2049	218	220
Pool # BO8226, 5.00%, 7/20/2049	383	377
Pool # BO8229, 5.00%, 7/20/2049	4,682	4,718
Pool # BO8235, 5.00%, 7/20/2049	640	628
Pool # BO8236, 5.00%, 7/20/2049	424	416
Pool # BP4243, 5.00%, 8/20/2049	10,766	10,780
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BN2649, 3.50%, 9/20/2049	2,896	2,631
Pool # BM9713, 4.50%, 9/20/2049	2,228	2,136
Pool # BP4337, 4.50%, 9/20/2049	14,903	14,643
Pool # BQ3224, 4.50%, 9/20/2049	13,129	12,644
Pool # 784810, 5.00%, 9/20/2049	12,063	11,696
Pool # BM9734, 4.00%, 10/20/2049	3,416	3,227
Pool # 784847, 4.50%, 11/20/2049	20,090	19,187
Pool # BQ8694, 4.50%, 11/20/2049	551	535
Pool # BQ8696, 4.50%, 11/20/2049	904	881
Pool # BR2686, 4.50%, 11/20/2049	1,973	1,897
Pool # BR2687, 4.50%, 11/20/2049	4,155	4,026
Pool # BR2688, 4.50%, 11/20/2049	2,180	2,105
Pool # BR2689, 4.50%, 11/20/2049	2,991	2,932
Pool # BR2739, 4.50%, 11/20/2049	1,587	1,564
Pool # BR2756, 4.50%, 11/20/2049	1,925	1,877
Pool # BR2757, 4.50%, 11/20/2049	2,152	2,092
Pool # BR3820, 4.50%, 11/20/2049	345	332
Pool # BR3821, 4.50%, 11/20/2049	770	738
Pool # BS0953, 4.50%, 11/20/2049	1,719	1,695
Pool # BQ4131, 3.50%, 12/20/2049	11,421	10,500
Pool # BI0940, 4.50%, 12/20/2049	616	594
Pool # BQ3796, 4.50%, 12/20/2049	1,734	1,694
Pool # BR2730, 4.50%, 12/20/2049	765	736
Pool # BR2731, 4.50%, 12/20/2049	694	672
Pool # BR2732, 4.50%, 12/20/2049	1,248	1,235
Pool # BR2755, 4.50%, 12/20/2049	956	919
Pool # BR3822, 4.50%, 12/20/2049	863	826
Pool # BR3823, 4.50%, 12/20/2049	1,180	1,144
Pool # BR3824, 4.50%, 12/20/2049	901	884
Pool # BS0951, 4.50%, 12/20/2049	1,724	1,666
Pool # BS0952, 4.50%, 12/20/2049	1,316	1,283
Pool # BQ4132, 3.50%, 1/20/2050	5,095	4,628
Pool # BQ4133, 3.50%, 1/20/2050	5,228	4,771
Pool # BR1548, 3.50%, 1/20/2050	3,874	3,653
Pool # BS8380, 4.50%, 2/20/2050	2,952	2,933
Pool # BP8085, 3.00%, 3/20/2050	4,051	3,551
Pool # BR3892, 4.00%, 3/20/2050	9,305	8,668
Pool # BT8094, 4.00%, 4/20/2050	1,039	972
Pool # BT8095, 4.00%, 4/20/2050	5,189	4,855
Pool # BT8096, 4.00%, 4/20/2050	7,578	7,092
Pool # BT8097, 4.00%, 4/20/2050	7,758	7,331
Pool # BT8098, 4.00%, 4/20/2050	9,169	8,687
Pool # BT8099, 4.00%, 4/20/2050	7,193	6,848
Pool # BW7042, 3.50%, 9/20/2050	19,857	17,963
Pool # 785294, 3.50%, 1/20/2051	54,816	48,918
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # MA7534, 2.50%, 8/20/2051	240,326	203,495
Pool # MA7649, 2.50%, 10/20/2051	35,214	29,817
Pool # CH9031, 3.50%, 10/20/2051	21,401	19,362
Pool # 787205, 3.50%, 11/20/2051	82,679	75,233
Pool # CI9257, 3.50%, 11/20/2051	25,328	22,915
Pool # CK1527, 3.50%, 12/20/2051	7,314	6,647
Pool # CK1600, 4.00%, 1/20/2052	15,636	14,601
Pool # CK7137, 4.00%, 1/20/2052	28,776	26,410
Pool # 786362, 3.00%, 2/20/2052	37,063	31,671
Pool # CL2553, 4.00%, 2/20/2052	19,263	17,680
Pool # CM2213, 3.00%, 3/20/2052	7,652	6,708
Pool # CL2574, 4.00%, 3/20/2052	12,077	11,084
Pool # CL2575, 4.00%, 3/20/2052	5,749	5,353
Pool # CM1194, 4.00%, 4/20/2052	14,409	13,224
Pool # MA8200, 4.00%, 8/20/2052	152,993	142,398
Pool # CO8957, 5.00%, 12/20/2052	17,648	17,175
Pool # CS4305, 5.50%, 6/20/2053	33,462	33,372
Pool # CS4391, 5.50%, 7/20/2053	39,157	39,052
GNMA II, Other
Pool # AD0858, 3.75%, 9/20/2038	517	485
Pool # 4285, 6.00%, 11/20/2038	11	11
Pool # AD0862, 3.75%, 1/20/2039	908	842
Pool # 784879, 4.10%, 11/20/2069 (d)	13,517	12,600
Pool # 785137, 3.10%, 8/20/2070 (d)	17,242	15,449
Pool # 785183, 2.93%, 10/20/2070 (d)	34,572	30,440
Pool # 785863, 3.09%, 12/20/2071 (d)	12,102	10,803
Pool # 786556, 4.64%, 1/20/2073 (d)	42,318	40,589
Total Mortgage-Backed Securities (Cost $10,324,212)		9,749,218
Asset-Backed Securities — 13.2%
Academic Loan Funding Trust Series 2013-1A, Class A, 6.24%, 12/26/2044 (a) (d)	1,309	1,274
ACC Frn Series 2019-AA, 0.25%, 6/15/2025 ‡	46,911	30,492
Accelerated Assets LLC Series 2018-1, Class A, 3.87%, 12/2/2033 (a)	3,820	3,737
ACM Auto Trust Series 2023-1A, Class A, 6.61%, 1/22/2030 (a)	1,553	1,554
Air Canada Pass-Through Trust (Canada)
Series 2013-1, Class A, 4.13%, 5/15/2025 (a)	7,464	7,254
Series 2015-1, Class A, 3.60%, 3/15/2027 (a)	3,424	3,237
Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	6,180	5,582
Series 2017-1, Class A, 3.55%, 1/15/2030 (a)	5,956	5,236
American Airlines Pass-Through Trust
Series 2014-1, Class A, 3.70%, 10/1/2026	6,834	6,479
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2015-2, Class A, 4.00%, 9/22/2027	9,832	9,207
Series 2016-2, Class A, 3.65%, 6/15/2028	4,722	4,297
Series 2016-3, Class AA, 3.00%, 10/15/2028	7,864	7,145
Series 2017-2, Class A, 3.60%, 10/15/2029	7,845	7,029
Series 2021-1, Class B, 3.95%, 7/11/2030	10,450	9,575
American Credit Acceptance Receivables Trust
Series 2022-4, Class C, 7.86%, 2/15/2029 (a)	14,000	14,156
Series 2023-4, Class C, 6.99%, 9/12/2030 (a)	12,926	13,186
American Homes 4 Rent Trust
Series 2014-SFR2, Class A, 3.79%, 10/17/2036 (a)	10,400	10,253
Series 2014-SFR2, Class B, 4.29%, 10/17/2036 (a)	2,400	2,370
Series 2014-SFR2, Class D, 5.15%, 10/17/2036 (a)	8,100	8,035
Series 2014-SFR2, Class E, 6.23%, 10/17/2036 (a)	7,300	7,269
Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (a)	7,238	7,111
Series 2014-SFR3, Class C, 4.60%, 12/17/2036 (a)	3,750	3,704
Series 2014-SFR3, Class E, 6.42%, 12/17/2036 (a)	16,970	16,979
Series 2015-SFR1, Class A, 3.47%, 4/17/2052 (a)	15,196	14,847
Series 2015-SFR1, Class E, 5.64%, 4/17/2052 (a)	7,420	7,389
Series 2015-SFR2, Class E, 6.07%, 10/17/2052 (a)	1,415	1,411
AMSR Trust
Series 2020-SFR1, Class E, 3.22%, 4/17/2037 (a)	40,100	38,487
Series 2020-SFR2, Class C, 2.53%, 7/17/2037 (a)	2,949	2,815
Series 2020-SFR2, Class D, 3.28%, 7/17/2037 (a)	15,495	14,901
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (a)	12,912	12,467
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (a)	9,600	9,034
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (a)	20,000	18,667
Series 2020-SFR4, Class E1, 2.21%, 11/17/2037 (a)	19,000	17,693
Series 2019-SFR1, Class E, 3.47%, 1/19/2039 (a)	7,800	7,244
Series 2022-SFR1, Class E1, 4.39%, 3/17/2039 (a)	28,018	26,059
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	53

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2022-SFR3, Class D, 4.00%, 10/17/2039 (a)	22,000	20,436
Series 2023-SFR1, Class D, 4.00%, 4/17/2040 (a)	22,082	20,247
Series 2023-SFR2, Class D, 3.95%, 6/17/2040 (a)	12,065	11,018
Series 2023-SFR2, Class E1, 3.95%, 6/17/2040 (a)	11,900	10,496
Aqua Finance Trust
Series 2017-A, Class A, 3.72%, 11/15/2035 (a)	476	474
Series 2019-A, Class A, 3.14%, 7/16/2040 (a)	2,994	2,812
Series 2020-AA, Class B, 2.79%, 7/17/2046 (a)	2,750	2,489
Arm Master Trust LLC Agricultural Loan Backed Notes Series 2021-T1, Class A, 2.43%, 11/15/2027 ‡ (a)	31,250	29,946
Avis Budget Rental Car Funding AESOP LLC
Series 2020-1A, Class A, 2.33%, 8/20/2026 (a)	24,040	23,102
Series 2024-1A, Class A, 5.36%, 6/20/2030 (a)	22,973	22,990
Bastion Funding I LLC
Series 2023-1A, Class A2, 7.12%, 4/25/2038 ‡ (a)	67,367	66,653
7.80%, 10/25/2038 ‡	18,386	18,386
Bedrock Abs I LLC, 7.95%, 12/27/2037 ‡	30,765	31,278
Bridge Trust
Series 2022-SFR1, Class A, 3.40%, 11/17/2037 (a)	25,000	23,979
Series 2022-SFR1, Class D, 4.45%, 11/17/2037 (a)	17,966	17,273
Bridgecrest Lending Auto Securitization Trust Series 2023-1, Class C, 7.10%, 8/15/2029	19,650	20,163
British Airways Pass-Through Trust (United Kingdom)
Series 2018-1, Class AA, 3.80%, 9/20/2031 (a)	5,671	5,335
Series 2018-1, Class A, 4.13%, 9/20/2031 (a)	9,119	8,361
Series 2019-1, Class AA, 3.30%, 12/15/2032 (a)	7,977	7,137
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (a)	4,657	4,515
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (a)	23,588	22,068
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (a)	2,624	2,436
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (a)	60,444	58,389
BXG Receivables Note Trust
Series 2023-A, Class A, 5.77%, 11/15/2038 (a)	3,987	3,969
Series 2023-A, Class B, 6.31%, 11/15/2038 (a)	27,403	27,109
Caerus Uinta Abs LLC
Series 2023-1A, Class A1, 7.48%, 4/28/2040 ‡ (a)	16,711	16,879
Series 2023-1A, Class A2, 7.85%, 4/28/2040 ‡ (a)	26,758	27,202
Cars Net Lease Mortgage Notes Series 2020-1A, Class A3, 3.10%, 12/15/2050 (a)	12,164	10,549
CARS-DB4 LP
Series 2020-1A, Class A5, 3.48%, 2/15/2050 (a)	5,672	5,168
Series 2020-1A, Class A6, 3.81%, 2/15/2050 (a)	5,919	5,031
Carvana Auto Receivables Trust
Series 2022-P1, Class A4, 3.52%, 2/10/2028	10,000	9,585
Series 2023-P4, Class A4, 6.16%, 9/10/2029 (a)	16,476	16,821
Series 2023-N4, Class B, 6.46%, 2/11/2030 (a)	17,500	17,757
Cascade MH Asset Trust Series 2022-MH1, Class A, 4.25%, 8/25/2054 ‡ (a) (e)	36,984	33,434
CFIN Issuer LLC Series 2022-RTL1, Class AA, 3.25%, 2/16/2026 ‡ (a)	42,258	40,568
Chase Funding Trust
Series 2003-4, Class 1A5, 5.92%, 5/25/2033 (e)	558	535
Series 2003-6, Class 1A7, 5.28%, 11/25/2034 (e)	1,108	1,070
Series 2003-6, Class 1A5, 5.85%, 11/25/2034 (e)	650	631
Citibank Credit Card Issuance Trust Series 2007-A3, Class A3, 6.15%, 6/15/2039	950	1,024
Consumer Receivables Asset Investment Trust
Series 2021-1, Class A1X, 9.06%, 12/15/2024 (a) (d)	1,397	1,397
Series 2021-1, Class A1Y, 9.06%, 12/15/2024 (a) (d)	310	310
Continental Finance Credit Card ABS Master Trust Series 2022-A, Class A, 6.19%, 10/15/2030 (a)	60,885	60,084
COOF Securitization Trust Ltd. Series 2014-1, Class A, 3.45%, 6/25/2040 (a) (d)	2,039	168
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
CoreVest American Finance Trust
Series 2019-2, Class B, 3.42%, 6/15/2052 (a)	5,250	4,845
Series 2019-2, Class C, 3.68%, 6/15/2052 (a)	5,526	5,031
Series 2019-3, Class A, 2.71%, 10/15/2052 (a)	17,155	16,733
CPS Auto Receivables Trust Series 2022-D, Class C, 7.69%, 1/16/2029 (a)	10,000	10,257
Credit Acceptance Auto Loan Trust
Series 2022-1A, Class C, 5.70%, 10/15/2032 (a)	43,105	42,364
Series 2022-3A, Class D, 9.00%, 4/18/2033 (a)	50,000	50,532
Series 2023-2A, Class A, 5.92%, 5/16/2033 (a)	52,650	52,834
Series 2023-1A, Class B, 7.02%, 5/16/2033 (a)	5,100	5,164
Series 2023-2A, Class B, 6.61%, 7/15/2033 (a)	33,379	33,492
Series 2023-3A, Class A, 6.39%, 8/15/2033 (a)	29,600	29,943
Series 2023-3A, Class B, 7.09%, 10/17/2033 (a)	43,500	44,177
Series 2023-5A, Class A, 6.13%, 12/15/2033 (a)	8,015	8,051
6.95%, 2/15/2034	65,094	65,094
8.30%, 6/15/2034	27,013	27,013
Crown Castle Towers LLC, 4.24%, 7/15/2028 (a)	10,000	9,519
CVS Pass-Through Trust
6.94%, 1/10/2030	673	686
5.93%, 1/10/2034 (a)	3,947	3,891
Series 2013, 4.70%, 1/10/2036 (a)	7,897	7,205
Series 2014, 4.16%, 8/11/2036 (a)	1,038	907
CWABS, Inc. Asset-Backed Certificates
Series 2004-1, Class M1, 6.19%, 3/25/2034 (d)	46	45
Series 2004-1, Class M2, 6.26%, 3/25/2034 (d)	25	26
Series 2004-1, Class 3A, 6.00%, 4/25/2034 (d)	220	206
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M1, 6.34%, 10/25/2034 (d)	50	49
Delta Air Lines Pass-Through Trust Series 2020-1, Class AA, 2.00%, 6/10/2028	5,135	4,571
Diversified Abs Phase LLC Series VI, Class A, 7.50%, 11/28/2039 ‡	34,331	33,507
DP Lion Holdco LLC Series 2023-1A, Class A, 8.24%, 11/30/2043 ‡	21,600	21,768
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

DT Auto Owner Trust
Series 2020-3A, Class C, 1.47%, 6/15/2026 (a)	1,307	1,297
Series 2022-3A, Class C, 7.69%, 7/17/2028 (a)	15,250	15,566
Series 2022-3A, Class D, 8.14%, 7/17/2028 (a)	46,500	47,846
Series 2023-1A, Class D, 6.44%, 11/15/2028 (a)	15,550	15,516
Series 2023-2A, Class D, 6.62%, 2/15/2029 (a)	9,358	9,371
Series 2023-3A, Class C, 6.40%, 5/15/2029 (a)	10,000	10,063
Series 2023-3A, Class D, 7.12%, 5/15/2029 (a)	13,224	13,411
Elara HGV Timeshare Issuer LLC
Series 2017-A, Class B, 2.96%, 3/25/2030 (a)	987	953
Series 2017-A, Class C, 3.31%, 3/25/2030 (a)	666	641
Exeter Automobile Receivables Trust
Series 2019-3A, Class D, 3.11%, 8/15/2025 (a)	1,950	1,944
Series 2020-1A, Class D, 2.73%, 12/15/2025 (a)	6,862	6,789
Series 2022-5A, Class C, 6.51%, 12/15/2027	8,600	8,650
Series 2023-2A, Class C, 5.75%, 7/17/2028	22,895	22,841
Series 2022-3A, Class D, 6.76%, 9/15/2028	39,700	40,058
Series 2023-5A, Class C, 6.85%, 1/16/2029	20,966	21,520
Series 2022-5A, Class D, 7.40%, 2/15/2029	12,600	12,877
Series 2022-6A, Class D, 8.03%, 4/6/2029	13,806	14,388
Series 2023-3A, Class D, 6.68%, 4/16/2029	7,000	7,092
Series 2023-1A, Class D, 6.69%, 6/15/2029	8,805	8,909
Series 2023-4A, Class D, 6.95%, 12/17/2029	14,269	14,570
FHF Issuer Trust
Series 2023-2A, Class A2, 6.79%, 10/15/2029 (a)	15,115	15,250
Series 2024-1A, Class A2, 5.69%, 2/15/2030 (a)	24,503	24,460
FHF Trust
Series 2021-1A, Class A, 1.27%, 3/15/2027 (a)	2,748	2,682
Series 2022-2A, Class A, 6.14%, 12/15/2027 (a)	20,923	20,828
Series 2023-1A, Class A2, 6.57%, 6/15/2028 (a)	18,205	18,291
FirstKey Homes Trust
Series 2020-SFR1, Class D, 2.24%, 8/17/2037 (a)	6,450	6,062
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	55

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2020-SFR1, Class E, 2.79%, 8/17/2037 (a)	11,250	10,608
Series 2020-SFR2, Class E, 2.67%, 10/19/2037 (a)	57,000	53,364
Series 2022-SFR3, Class D, 3.50%, 7/17/2038 (a)	7,187	6,715
Series 2022-SFR3, Class E1, 3.50%, 7/17/2038 (a)	7,000	6,469
Series 2021-SFR1, Class D, 2.19%, 8/17/2038 (a)	14,400	13,039
Series 2021-SFR1, Class E1, 2.39%, 8/17/2038 (a)	12,500	11,280
Series 2022-SFR1, Class E1, 5.00%, 5/19/2039 (a)	36,486	35,072
Series 2022-SFR2, Class E1, 4.50%, 7/17/2039 (a)	50,000	46,735
Flagship Credit Auto Trust Series 2022-4, Class D, 8.86%, 10/16/2028 (a)	11,330	11,924
FMC GMSR Issuer Trust
Series 2021-SAT1, 3.65%, 3/25/2024 ‡ (a) (d)	116,200	115,429
Series 2020-GT1, Class A, 4.45%, 1/25/2026 (a) (d)	56,650	51,501
Series 2021-GT1, Class A, 3.62%, 7/25/2026 (a) (d)	43,050	37,439
Series 2021-GT2, Class A, 3.85%, 10/25/2026 (a) (d)	57,016	49,612
Series 2022-GT1, Class A, 6.19%, 4/25/2027 (a)	86,250	83,241
Series 2022-GT2, Class A, 7.90%, 7/25/2027 (a)	40,000	40,243
Foundation Finance Trust
Series 2019-1A, Class A, 3.86%, 11/15/2034 (a)	1,144	1,136
Series 2019-1A, Class C, 5.66%, 11/15/2034 (a)	18,930	18,307
Series 2020-1A, Class A, 3.54%, 7/16/2040 (a)	11,173	10,919
Series 2023-2A, Class A, 6.53%, 6/15/2049 (a)	40,368	40,911
Foursight Capital Automobile Receivables Trust Series 2021-1, Class D, 1.32%, 3/15/2027 (a)	900	883
FREED ABS Trust
Series 2022-3FP, Class C, 7.05%, 8/20/2029 (a)	8,000	8,006
Series 2022-4FP, Class B, 7.58%, 12/18/2029 (a)	8,269	8,286
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022-4FP, Class C, 8.59%, 12/18/2029 (a)	14,500	14,676
GE Capital Mortgage Services, Inc. Trust Series 1999-HE1, Class M, 6.71%, 4/25/2029 (d)	62	52
GLS Auto Receivables Issuer Trust
Series 2022-2A, Class C, 5.30%, 4/17/2028 (a)	15,905	15,753
Series 2022-2A, Class D, 6.15%, 4/17/2028 (a)	19,357	19,294
Series 2023-3A, Class D, 6.44%, 5/15/2029 (a)	9,293	9,401
Series 2023-4A, Class C, 6.65%, 8/15/2029 (a)	19,000	19,354
GLS Auto Select Receivables Trust Series 2023-1A, Class A3, 5.96%, 10/16/2028 (a)	14,140	14,286
GM Financial Consumer Automobile Receivables Trust Series 2023-3, Class A2A, 5.74%, 9/16/2026	20,024	20,046
Goodgreen
Series 2019-2A, Class A, 2.76%, 4/15/2055 ‡ (a)	18,895	15,887
Series 2023-1A, Class A, 5.90%, 1/17/2061 ‡ (a)	50,808	47,666
Goodgreen Ltd. Series 2024-1A, Class A, 6.29%, 7/15/2056 (a)	72,000	70,559
Goodgreen Trust
Series 2016-1A, Class A, 3.23%, 10/15/2052 ‡ (a)	8,186	7,331
Series 2017-1A, Class A, 3.74%, 10/15/2052 ‡ (a)	2,383	2,129
Series 2017-2A, Class A, 3.26%, 10/15/2053 ‡ (a)	11,121	9,905
Granite Park Equipment Leasing LLC
Series 2023-1A, Class A3, 6.46%, 9/20/2032 (a)	15,200	15,509
Series 2023-1A, Class D, 7.00%, 8/22/2033 (a)	8,650	8,574
GRANITE PARK FX NOTES ISSUER LLC Series 2024-1, 6.82%, 7/15/2032	40,000	39,994
Granite Park LLC, 8.27%, 7/15/2032	10,000	9,997
GTP Acquisition Partners I LLC, 3.48%, 6/16/2025 (a)	11,667	11,366
Harvest SBA Loan Trust Series 2021-1, Class A, 7.44%, 4/25/2048 (a) (d)	1,693	1,681
HERO Funding (Cayman Islands)
Series 2017-3A, Class A2, 3.95%, 9/20/2048 ‡ (a)	7,559	6,695
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2018-1A, Class A2, 4.67%, 9/20/2048 ‡ (a)	9,586	8,931
HERO Funding II (Cayman Islands)
3.75%, 9/21/2044 ‡	3,469	3,040
Series 2016-4B, Class B, 4.99%, 9/20/2047 ‡ (a)	552	546
HERO Funding Trust
Series 2016-3A, Class A1, 3.08%, 9/20/2042 ‡ (a)	2,731	2,447
Series 2016-4A, Class A1, 3.57%, 9/20/2047 ‡ (a)	824	747
Series 2016-4A, Class A2, 4.29%, 9/20/2047 ‡ (a)	1,716	1,589
Series 2017-1A, Class A2, 4.46%, 9/20/2047 ‡ (a)	6,217	5,655
Hilton Grand Vacations Trust Series 2020-AA, Class A, 2.74%, 2/25/2039 (a)	4,978	4,707
HINNT LLC Series 2022-A, Class C, 5.58%, 5/15/2041 (a)	8,762	8,514
Home Partners of America Trust
Series 2021-2, Class E1, 2.85%, 12/17/2026 (a)	39,349	35,031
Series 2021-2, Class E2, 2.95%, 12/17/2026 (a)	9,377	8,340
Series 2021-3, Class D, 3.00%, 1/17/2041 (a)	41,353	35,650
Hyundai Auto Lease Securitization Trust Series 2023-A, Class A4, 4.94%, 11/16/2026 (a)	13,250	13,182
INVH Mezzanin Frn Series 2021-SFR1, 2.50%, 8/25/2025 ‡	35,000	34,825
JetBlue Pass-Through Trust
Series 2019-1, Class B, 8.00%, 11/15/2027	1,831	1,848
Series 2020-1, Class B, 7.75%, 11/15/2028	5,490	5,610
Jonah, 7.80%, 11/10/2037 ‡ (a)	39,113	38,089
Jonah Energy Abs LLC Series 2022-1, Class A1, 7.20%, 12/10/2037 ‡ (a)	31,392	31,288
KGS-Alpha SBA COOF Trust
Series 2012-3, Class A, IO, 0.99%, 9/25/2026 (a) (d)	146	— (h)
Series 2014-1, Class A, IO, 1.52%, 10/25/2032 (a) (d)	6,089	168
Series 2012-4, Class A, IO, 1.02%, 9/25/2037 (a) (d)	8,997	164
Series 2012-2, Class A, IO, 0.81%, 8/25/2038 (a) (d)	7,366	138
Series 2013-2, Class A, IO, 1.89%, 3/25/2039 (a) (d)	6,381	203
Series 2012-6, Class A, IO, 0.61%, 5/25/2039 (a) (d)	6,754	75
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2014-2, Class A, IO, 3.11%, 4/25/2040 (a) (d)	1,340	90
Series 2015-2, Class A, IO, 3.37%, 7/25/2041 (a) (d)	2,201	223
Lendingpoint Asset Securitization Trust Series 2022-C, Class C, 8.68%, 2/15/2030 (a)	5,400	5,289
LendingPoint Asset Securitization Trust Series 2020-REV1, Class B, 4.49%, 10/15/2028 (a)	16,958	16,878
Lendingpoint SPE Trust
Series 2020-VFN1, Class A1B, 9.68%, 12/15/2026 ‡ (a) (d)	7,585	7,513
Series 2020-VFN1, Class A2B1, 9.68%, 12/15/2026 ‡ (a) (d)	4,207	4,161
Lendmark Funding Trust
Series 2021-1A, Class B, 2.47%, 11/20/2031 (a)	11,204	9,694
Series 2021-2A, Class C, 3.09%, 4/20/2032 (a)	9,780	8,281
Series 2022-1A, Class E, 7.58%, 7/20/2032 ‡ (a)	28,000	26,838
Series 2022-1A, Class D, 8.16%, 7/20/2032 (a)	27,660	28,218
LFT CRE Ltd. Series 2021-FL1, Class C, 7.38%, 6/15/2039 (a) (d)	29,810	28,728
Long Beach Mortgage Loan Trust
Series 2004-1, Class M1, 6.19%, 2/25/2034 (d)	519	507
Series 2004-3, Class M1, 6.29%, 7/25/2034 (d)	215	210
LP LMS Asset Securitization Trust Series 2023-1A, Class A, 8.18%, 10/17/2033 (a)	15,982	16,040
Mariner Finance Issuance Trust
Series 2021-BA, Class D, 3.42%, 11/20/2036 (a)	11,935	10,269
Series 2022-AA, Class B, 7.20%, 10/20/2037 (a)	17,850	17,962
Marlette Funding Trust
Series 2022-2A, Class B, 5.50%, 8/15/2032 (a)	12,981	12,937
Series 2023-1A, Class B, 6.50%, 4/15/2033 (a)	10,764	10,818
Series 2023-2A, Class B, 6.54%, 6/15/2033 (a)	18,255	18,328
Merchants Fleet Funding LLC Series 2023-1A, Class A, 7.21%, 5/20/2036 (a)	39,500	39,791
Mercury Financial Credit Card Master Trust Series 2023-1A, Class A, 8.04%, 9/20/2027 (a)	47,500	47,978
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	57

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Mid-State Capital Corp. Trust Series 2006-1, Class M1, 6.08%, 10/15/2040 (a)	2,933	2,869
MMAF Equipment Finance LLC Series 2024-A, Class A4, 5.10%, 7/13/2049 (a)	18,608	18,498
MNR ABS Issuer I LLC
8.12%, 12/15/2038 ‡	34,227	34,433
8.95%, 12/15/2038 ‡	26,864	27,043
MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (a)	3,465	3,362
New Century Home Equity Loan Trust Series 2003-5, Class AI6, 6.00%, 11/25/2033 (e)	704	663
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (a)	15,934	15,252
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (a)	23,560	22,108
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	19,075	17,732
Octane Receivables Trust
Series 2022-1A, Class C, 5.21%, 8/21/2028 (a)	4,908	4,813
Series 2022-1A, Class D, 5.54%, 2/20/2029 (a)	4,235	4,104
Series 2023-3A, Class C, 6.74%, 8/20/2029 (a)	3,539	3,572
Series 2023-1A, Class C, 6.37%, 9/20/2029 (a)	3,400	3,411
Series 2023-1A, Class D, 7.76%, 3/20/2030 (a)	10,792	10,992
OL SP LLC
Series 2018, Class A, 4.16%, 2/9/2030 ‡	781	766
Series 2018, Class B, 4.61%, 2/9/2030 ‡	244	239
Oportun Funding XIV LLC
Series 2021-A, Class A, 1.21%, 3/8/2028 (a)	8,625	8,270
Series 2021-A, Class B, 1.76%, 3/8/2028 (a)	5,459	5,235
Series 2021-A, Class C, 3.44%, 3/8/2028 (a)	4,231	4,063
Oportun Issuance Trust
Series 2022-2, Class A, 5.94%, 10/9/2029 (a)	1,695	1,694
Series 2021-B, Class A, 1.47%, 5/8/2031 (a)	38,800	36,687
Series 2022-A, Class A, 5.05%, 6/9/2031 (a)	26,300	26,032
Series 2022-A, Class B, 5.25%, 6/9/2031 (a)	13,299	12,905
Series 2021-C, Class A, 2.18%, 10/8/2031 (a)	8,000	7,519
Orange Lake Timeshare Trust Series 2019-A, Class B, 3.36%, 4/9/2038 (a)	3,054	2,962
Pagaya AI Technology in Housing Trust
Series 2023-1, Class A, 3.60%, 10/25/2040 (a)	48,444	44,296
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2023-1, Class B, 3.60%, 10/25/2040 (a)	22,500	20,009
Series 2023-1, Class C, 3.60%, 10/25/2040 (a)	8,000	6,974
Series 2023-1, Class D, 3.60%, 10/25/2040 (a)	22,177	18,924
Pendoor Proper, Zero Coupon, 2/15/2025 ‡ (a)	68,650	65,561
PMC PLS ESR Issuer LLC Series 2022-PLS1, Class A, 5.11%, 2/25/2027 (a) (e)	12,278	11,941
PNMAC GMSR ISSUER TRUST Series 2022-GT1, Class A, 9.57%, 5/25/2027 (a) (d)	60,745	61,529
Presidio Finance LLC, 7.81%, 12/25/2038 ‡	22,751	22,844
Prestige Auto Receivables Trust
Series 2022-1A, Class B, 6.55%, 7/17/2028 (a)	8,700	8,740
Series 2022-1A, Class C, 7.09%, 8/15/2028 (a)	5,800	5,866
PRET LLC
Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (e)	12,426	12,242
Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (a) (d)	32,673	31,894
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL2, Class A1, 1.99%, 6/27/2060 (a) (e)	17,121	16,565
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (a) (e)	31,987	31,429
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (a) (e)	19,517	19,020
Pretium Mortgage Credit Partners LLC Series 2022-NPL1, Class A1, 2.98%, 1/25/2052 (a) (e)	8,131	8,038
Progress Residential Trust
Series 2020-SFRMEZZ, 6.38%, 10/16/2025 ‡	45,000	42,750
Series 2022-SFR2, Class E1, 4.55%, 4/17/2027 (a)	55,300	51,798
Series 2020-SFR2, Class A, 2.08%, 6/17/2037 (a)	27,363	26,197
Series 2021-SFR2, Class E1, 2.55%, 4/19/2038 (a)	16,700	15,291
Series 2021-SFR8, Class A, 1.51%, 10/17/2038 (a)	7,543	6,843
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 (a)	47,000	42,087
Series 2021-SFR11, Class D, 3.13%, 1/17/2039 (a)	11,560	9,976
Series 2021-SFR11, Class E1, 3.38%, 1/17/2039 (a)	23,735	20,416
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2022-SFR3, Class E1, 5.20%, 4/17/2039 (a)	50,390	47,993
Series 2022-SFR1, Class C, 3.46%, 2/17/2041 (a)	14,649	13,249
Series 2022-SFR1, Class D, 3.65%, 2/17/2041 (a)	21,816	19,613
PRPM LLC Series 2021-10, Class A1, 2.49%, 10/25/2026 (a) (e)	44,201	43,285
PureWest Christie's International Real Estate (France), 8.78%, 6/25/2038 ‡	68,720	68,555
Purewest Funding II LLC Series 2022-1, Class A1, 5.81%, 12/5/2037 ‡ (a)	29,088	28,442
Raisa Funding I LLC, 7.60%, 6/15/2038 ‡	18,846	18,846
ReadyCap Lending Small Business Loan Trust Series 2019-2, Class A, 8.00%, 12/27/2044 (a) (d)	5,762	5,744
Regional Management Issuance Trust
Series 2020-1, Class A, 2.34%, 10/15/2030 (a)	9,291	9,111
Series 2022-2B, Class B, 8.51%, 11/17/2032 (a)	17,183	17,819
Renaissance Home Equity Loan Trust Series 2007-2, Class AF2, 5.68%, 6/25/2037 (e)	96	24
Renew (Cayman Islands)
Series 2017-1A, Class A, 3.67%, 9/20/2052 ‡ (a)	3,071	2,795
Series 2024-1A, Class A, 6.21%, 11/20/2059 ‡ (a)	17,187	17,216
RT Fin LLC, 7.85%, 10/15/2043 ‡	11,548	11,705
Santander Drive Auto Receivables Trust
Series 2023-2, Class B, 5.24%, 5/15/2028	38,000	37,825
Series 2022-4, Class C, 5.00%, 11/15/2029	15,300	15,094
Series 2023-2, Class C, 5.47%, 12/16/2030	20,100	20,018
Series 2022-5, Class D, 5.67%, 12/16/2030	109,700	109,046
Series 2022-6, Class D, 5.69%, 2/18/2031	67,185	66,753
Series 2022-7, Class C, 6.69%, 3/17/2031	13,325	13,578
SART Series 2018-1, 4.76%, 6/15/2025 ‡	2,943	2,928
SCF Equipment Leasing LLC
Series 2022-1A, Class D, 3.79%, 11/20/2031 (a)	11,735	10,994
Series 2022-2A, Class B, 6.50%, 2/20/2032 (a)	15,677	15,886
Series 2023-1A, Class A3, 6.17%, 5/20/2032 (a)	82,000	84,119
Series 2023-1A, Class B, 6.37%, 5/20/2032 (a)	24,700	25,315
Series 2022-2A, Class D, 6.50%, 10/20/2032 (a)	19,930	19,637
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 5.74%, 1/25/2036 (e)	365	293
SFS Auto Receivables Securitization Trust
Series 2024-1A, Class A3, 4.95%, 5/21/2029 (a)	9,785	9,736
Series 2024-1A, Class C, 5.51%, 1/20/2032 (a)	615	615
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class C, 3.51%, 7/20/2037 (a)	2,312	2,238
Series 2022-1A, Class C, 3.94%, 10/20/2038 (a)	2,748	2,617
Series 2023-1A, Class B, 5.83%, 1/20/2040 (a)	9,446	9,407
Series 2023-1A, Class C, 7.00%, 1/20/2040 (a)	5,180	5,203
Series 2023-2A, Class B, 6.28%, 4/20/2040 (a)	12,736	12,811
Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	2,923	2,522
Stanwich Mortgage Loan Co. LLC Series 2021-NPB1, Class A1, 2.73%, 10/16/2026 (a) (e)	17,673	17,060
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2004-6XS, Class A5A, 6.03%, 3/25/2034 (e)	12	12
Series 2004-6XS, Class A5B, 6.05%, 3/25/2034 (e)	10	10
Structured Asset Securities Corp. Pass-Through Certificates
Series 2002-AL1, Class A2, 3.45%, 2/25/2032	19	16
Series 2002-AL1, Class A3, 3.45%, 2/25/2032	135	55
Terra ABS I LLC
Series 2022-1A, Class A1, 8.15%, 12/22/2042 ‡ (a)	23,777	24,386
Series 2022-1A, Class A2, 8.18%, 12/22/2042 ‡ (a)	26,243	27,264
Tricolor Auto Securitization Trust
Series 2022-1A, Class B, 4.34%, 5/15/2025 (a)	820	820
Series 2022-1A, Class C, 4.71%, 8/15/2025 (a)	3,495	3,487
Series 2022-1A, Class D, 5.38%, 1/15/2026 (a)	6,285	6,200
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	59

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Tricon American Homes Trust
Series 2019-SFR1, Class D, 3.20%, 3/17/2038 (a)	4,641	4,390
Series 2019-SFR1, Class E, 3.40%, 3/17/2038 (a)	11,000	10,395
Tricon Residential Trust Series 2023-SFR2, Class C, 5.00%, 12/17/2040 (a)	5,835	5,664
United Airlines Pass-Through Trust
Series 2012-1, Class A, 4.15%, 4/11/2024	4,407	4,396
Series 2013-1, Class A, 4.30%, 8/15/2025	13,656	13,313
Series 2016-2, Class B, 3.65%, 10/7/2025	13,891	13,299
Series 2016-1, Class B, 3.65%, 1/7/2026	1,463	1,389
Series 2018-1, Class B, 4.60%, 3/1/2026	12,022	11,611
Series 2014-1, Class A, 4.00%, 4/11/2026	4,198	4,064
Series 2014-2, Class A, 3.75%, 9/3/2026	7,466	7,214
Series 2019-2, Class B, 3.50%, 5/1/2028	7,236	6,702
Series 2016-1, Class AA, 3.10%, 7/7/2028	1,905	1,746
Series 2016-1, Class A, 3.45%, 7/7/2028	18,068	16,371
Series 2016-2, Class AA, 2.88%, 10/7/2028	1,238	1,121
Series 2018-1, Class AA, 3.50%, 3/1/2030	10,301	9,454
Series 2018-1, Class A, 3.70%, 3/1/2030	5,955	5,337
Series 2019-1, Class AA, 4.15%, 8/25/2031	11,842	10,997
Series 2019-1, Class A, 4.55%, 8/25/2031	10,714	9,814
Series 2019-2, Class AA, 2.70%, 5/1/2032	6,252	5,343
United Auto Credit Securitization Trust
Series 2022-2, Class B, 5.41%, 12/10/2025 (a)	2,923	2,921
Series 2022-2, Class C, 5.81%, 5/10/2027 (a)	1,927	1,918
Series 2023-1, Class C, 6.28%, 7/10/2028 (a)	8,000	7,978
UOG ABS Issuer I LLC Series 2023-1, Class A1, 8.35%, 6/5/2040 ‡ (a)	37,252	37,152
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (a)	1,362	1,327
Upstart Structured Pass-Through Trust Series 2022-4A, Class A, 7.01%, 11/15/2030 (a)	8,575	8,580
US Airways Pass-Through Trust Series 2012-1, Class A, 5.90%, 10/1/2024	5,594	5,590
US Auto Funding Trust Series 2022-1A, Class C, 6.21%, 9/15/2026 (a)	40,434	1,664
VCAT LLC
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (a) (e)	15,520	15,339
Series 2021-NPL5, Class A1, 1.87%, 8/25/2051 (a) (e)	10,921	10,630
vMobo, Inc., 7.46%, 7/18/2027 ‡	110,582	100,353
VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (a) (e)	5,712	5,493
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

VOLT CVI LLC Series 2021-NP12, Class A1, 2.73%, 12/26/2051 (a) (e)	13,613	13,003
VOLT XCII LLC Series 2021-NPL1, Class A1, 4.89%, 2/27/2051 (a) (e)	23,171	22,602
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (e)	31,291	30,579
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (e)	27,812	27,008
VOLT XCV LLC Series 2021-NPL4, Class A1, 5.24%, 3/27/2051 (a) (e)	11,430	11,188
VOLT XCVI LLC Series 2021-NPL5, Class A1, 5.12%, 3/27/2051 (a) (e)	37,246	36,438
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (e)	30,736	30,098
Welk Resorts LLC Series 2019-AA, Class C, 3.34%, 6/15/2038 (a)	2,312	2,189
Westgate Resorts LLC
Series 2020-1A, Class B, 3.96%, 3/20/2034 (a)	4,504	4,461
Series 2023-1A, Class A, 5.84%, 12/20/2037 (a)	18,673	18,479
Westlake Automobile Receivables Trust
Series 2021-3A, Class D, 2.12%, 1/15/2027 (a)	42,655	40,657
Series 2022-3A, Class D, 6.68%, 4/17/2028 (a)	70,490	71,175
Series 2023-4A, Class C, 6.64%, 11/15/2028 (a)	12,352	12,568
Series 2023-2A, Class D, 7.01%, 11/15/2028 (a)	18,890	19,179
Total Asset-Backed Securities (Cost $6,042,451)		5,886,033
Commercial Mortgage-Backed Securities — 6.1%
20 Times Square Trust
Series 2018-20TS, Class D, 3.10%, 5/15/2035 (a) (d)	21,000	17,220
Series 2018-20TS, Class E, 3.10%, 5/15/2035 (a) (d)	13,399	10,533
Acrc Series TL-2021A3.75%, 11/15/2026 ‡ (a)	37,000	33,541
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class D, 3.60%, 4/14/2033 (a) (d)	5,875	5,565
Series 2014-520M, Class C, 4.21%, 8/15/2046 (a) (d)	7,700	4,715
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (a)	46,923	45,218
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Bear Stearns Commercial Mortgage Securities Trust Series 2007-T26, Class X1, IO, 0.95%, 1/12/2045 (a) (d)	397	—
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (a)	5,817	5,394
Cascade Funding Mortgage Trust
Series 2021-FRR1, Class AK45, 1.60%, 2/28/2025 (a) (d)	13,760	13,047
Series 2021-FRR1, Class BKW1, 1.62%, 1/29/2026 (a) (d)	14,340	12,702
Series 2021-FRR1, Class AKW1, 1.91%, 1/29/2026 (a) (d)	16,010	14,605
Series 2021-FRR1, Class AK54, 1.86%, 2/28/2026 (a) (d)	14,570	13,295
Series 2021-FRR1, Class AK98, 0.00%, 8/29/2029 (a)	22,370	16,095
Series 2021-FRR1, Class AK58, 2.30%, 9/29/2029 (a) (d)	28,730	25,849
CD Mortgage Trust Series 2006-CD3, Class XS, IO, 0.18%, 10/15/2048 ‡ (a) (d)	686	1
Commercial Mortgage Trust
Series 2013-300P, Class A1, 4.35%, 8/10/2030 (a)	4,484	4,193
Series 2018-HOME, Class A, 3.82%, 4/10/2033 (a) (d)	53,745	49,124
Series 2020-CBM, Class A2, 2.90%, 2/10/2037 (a)	7,550	7,270
Series 2020-CBM, Class B, 3.10%, 2/10/2037 (a)	14,250	13,638
Series 2014-CR19, Class A5, 3.80%, 8/10/2047	13,800	13,702
Series 2015-CR24, Class A5, 3.70%, 8/10/2048	9,250	8,977
Series 2015-CR25, Class A4, 3.76%, 8/10/2048	17,593	17,079
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class AX, IO, 0.01%, 1/15/2049 (a) (d)	14,919	1
CSMC OA LLC
Series 2014-USA, Class A2, 3.95%, 9/15/2037 (a)	14,250	12,540
Series 2014-USA, Class B, 4.18%, 9/15/2037 (a)	24,890	21,468
Series 2014-USA, Class D, 4.37%, 9/15/2037 (a)	16,830	10,803
DBWF Mortgage Trust Series 2015-LCM, Class A2, 3.42%, 6/10/2034 (a) (d)	4,000	3,521
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC
Series K753, Class A2, 4.40%, 10/25/2030	40,970	40,101
Series 2023-MN7, Class M1, 8.92%, 9/25/2043 (a) (d)	23,146	23,229
FHLMC, Multi-Family Structured Pass-Through Certificates
Series KLU2, Class A7, 2.23%, 9/25/2025 (d)	13,313	12,710
Series KJ17, Class A2, 2.98%, 11/25/2025	15,349	15,001
Series K070, Class A2, 3.30%, 11/25/2027 (d)	17,323	16,509
Series K072, Class A2, 3.44%, 12/25/2027	14,689	14,039
Series K072, Class AM, 3.50%, 12/25/2027 (d)	19,000	18,157
Series W5FX, Class AFX, 3.34%, 4/25/2028 (d)	21,769	20,396
Series K081, Class A2, 3.90%, 8/25/2028 (d)	1,531	1,479
Series K082, Class AM, 3.92%, 9/25/2028 (d)	12,035	11,629
Series K087, Class A2, 3.77%, 12/25/2028	4,150	3,983
Series K088, Class A2, 3.69%, 1/25/2029	355	339
Series K115, Class XAM, IO, 1.55%, 7/25/2030 (d)	44,581	3,636
Series K118, Class XAM, IO, 1.17%, 9/25/2030 (d)	21,865	1,388
Series K754, Class AM, 4.94%, 11/25/2030 (d)	18,128	18,258
Series KJ45, Class A2, 4.66%, 1/25/2031	19,800	19,554
Series K137, Class AM, 1.98%, 12/25/2031 (d)	29,800	24,415
Series K138, Class AM, 1.89%, 1/25/2032	24,220	19,625
Series K142, Class A2, 2.40%, 3/25/2032	58,400	49,281
Series K145, Class A2, 2.58%, 5/25/2032	40,795	34,791
Series K146, Class A2, 2.92%, 6/25/2032	27,100	23,694
Series K-150, Class AM, 3.52%, 9/25/2032 (d)	25,000	22,686
Series K-150, Class A2, 3.71%, 9/25/2032 (d)	46,860	43,370
Series K-151, Class A2, 3.80%, 10/25/2032 (d)	100,650	93,725
Series KJ42, Class A2, 4.12%, 11/25/2032	8,460	8,007
Series K-153, Class A2, 3.82%, 12/25/2032 (d)	75,000	69,909
Series K-160, Class A2, 4.50%, 8/25/2033 (d)	91,366	89,438
Series K-1515, Class A2, 1.94%, 2/25/2035	22,000	16,727
Series Q013, Class APT2, 1.17%, 5/25/2050 (d)	14,216	12,809
Series K146, Class AM, 2.92%, 6/25/2054	27,000	23,504
Series K145, Class AM, 2.58%, 6/25/2055	42,900	36,520
FNMA ACES
Series 2014-M13, Class A2, 3.02%, 8/25/2024 (d)	4,970	4,909
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	61

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2015-M1, Class A2, 2.53%, 9/25/2024	7,543	7,411
Series 2015-M7, Class A2, 2.59%, 12/25/2024	4,231	4,136
Series 2015-M2, Class A3, 3.02%, 12/25/2024 (d)	7,143	7,010
Series 2015-M8, Class A2, 2.90%, 1/25/2025 (d)	7,995	7,826
Series 2016-M1, Class A2, 2.94%, 1/25/2026 (d)	32,277	31,101
Series 2016-M11, Class A2, 2.37%, 7/25/2026 (d)	89,960	84,922
Series 2017-M3, Class A2, 2.47%, 12/25/2026 (d)	8,060	7,576
Series 2015-M10, Class A2, 3.09%, 4/25/2027 (d)	37,867	36,216
Series 2017-M8, Class A2, 3.06%, 5/25/2027 (d)	25,971	24,738
Series 2017-M12, Class A2, 3.06%, 6/25/2027 (d)	28,448	27,079
Series 2017-M15, Class A2, 2.96%, 9/25/2027 (d)	8,964	8,475
Series 2018-M2, Class A2, 2.91%, 1/25/2028 (d)	19,709	18,542
Series 2018-M4, Class A2, 3.06%, 3/25/2028 (d)	19,474	18,372
Series 2018-M9, Class APT2, 3.10%, 4/25/2028 (d)	64,456	60,771
Series 2018-M8, Class A2, 3.30%, 6/25/2028 (d)	31,898	30,257
Series 2018-M10, Class A2, 3.36%, 7/25/2028 (d)	45,157	42,906
Series 2019-M1, Class A2, 3.55%, 9/25/2028 (d)	30,068	28,723
Series 2020-M38, Class 2A1, 1.59%, 11/25/2028	7,549	6,713
Series 2020-M38, Class X2, IO, 1.98%, 11/25/2028 (d)	48,826	2,921
Series 2017-M5, Class A2, 3.07%, 4/25/2029 (d)	5,601	5,214
Series 2019-M7, Class A2, 3.14%, 4/25/2029	34,626	32,185
Series 2017-M11, Class A2, 2.98%, 8/25/2029	14,060	12,916
Series 2020-M5, Class A2, 2.21%, 1/25/2030	40,391	35,333
Series 2018-M3, Class A2, 3.07%, 2/25/2030 (d)	14,739	13,575
Series 2020-M50, Class A2, 1.20%, 10/25/2030	10,944	9,843
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-M50, Class X1, IO, 1.82%, 10/25/2030 (d)	165,140	9,855
Series 2022-M1G, Class A2, 1.53%, 9/25/2031 (d)	28,657	23,037
Series 2022-M3, Class A2, 1.71%, 11/25/2031 (d)	45,000	36,136
Series 2022-M10, Class A2, 1.94%, 1/25/2032 (d)	5,800	4,722
Series 2022-M1S, Class A2, 2.08%, 4/25/2032 (d)	48,740	39,999
Series 2022-M13, Class A2, 2.59%, 6/25/2032 (d)	60,253	51,479
Series 2022-M2S, Class A2, 3.75%, 8/25/2032 (d)	56,250	52,336
Series 2023-M8, Class A1, 4.47%, 11/25/2032 (d)	18,441	18,186
Series 2023-M8, Class A2, 4.47%, 3/25/2033 (d)	71,540	70,148
Series 2024-M2, Class A1, 4.62%, 4/25/2033 (d)	13,033	12,939
Series 2024-M2, Class A2, 3.75%, 8/25/2033	112,205	103,072
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	4,661	4,530
Series 2021-M3, Class X1, IO, 1.92%, 11/25/2033 (d)	138,738	11,083
Series 2022-M5, Class A1, 2.36%, 1/1/2034 (d)	15,215	13,630
Series 2019-M10, Class X, IO, 0.59%, 5/25/2049 (d)	72,362	2,470
FREMF Mortgage Trust
Series 2017-K727, Class B, 3.79%, 7/25/2024 (a) (d)	27,500	27,163
Series 2018-K731, Class C, 3.93%, 2/25/2025 (a) (d)	5,000	4,882
Series 2018-KSL1, Class B, 3.98%, 11/25/2025 (a) (d)	10,011	9,434
Series 2019-KL05, Class BP, 3.96%, 6/25/2029 (a) (d)	5,645	4,990
Series 2020-KHG2, Class B, 3.07%, 2/25/2030 (a) (d)	13,500	11,529
Series 2018-KW07, Class B, 4.08%, 10/25/2031 (a) (d)	5,000	4,226
Series 2015-K44, Class B, 3.72%, 1/25/2048 (a) (d)	769	752
Series 2015-K45, Class B, 3.60%, 4/25/2048 (a) (d)	11,025	10,769
Series 2015-K47, Class B, 3.59%, 6/25/2048 (a) (d)	5,000	4,883
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2015-K51, Class B, 3.95%, 10/25/2048 (a) (d)	10,000	9,716
Series 2016-K56, Class B, 3.95%, 6/25/2049 (a) (d)	8,451	8,145
Series 2017-K67, Class B, 3.95%, 9/25/2049 (a) (d)	10,500	9,991
Series 2017-K729, Class B, 3.67%, 11/25/2049 (a) (d)	8,000	7,847
Series 2017-K63, Class B, 3.88%, 2/25/2050 (a) (d)	20,000	19,060
Series 2019-K102, Class B, 3.53%, 12/25/2051 (a) (d)	6,000	5,395
Series 2019-K90, Class B, 4.32%, 2/25/2052 (a) (d)	8,500	8,009
Series 2020-K737, Class B, 3.30%, 1/25/2053 (a) (d)	10,000	9,419
GAM Re-REMIC TRUST Series 2021-FRR2, Class BK44, 1.70%, 9/27/2051 ‡ (a) (d)	21,129	19,802
GNMA Series 2021-211, Class AC, 1.30%, 1/16/2063	7,672	5,554
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 7/10/2035 (a)	36,250	34,629
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11, Class X1, IO, 0.20%, 8/12/2037 (a) (d)	6,238	—
Series 2007-LD12, Class X, IO, 0.00%, 2/15/2051 (d)	1,483	—
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 2/15/2036 (a)	8,924	7,962
MHC Commercial Mortgage Trust Series 2021-MHC, Class E, 7.53%, 4/15/2038 (a) (d)	13,170	13,055
MRCD MARK Mortgage Trust
Series 2019-PARK, Class A, 2.72%, 12/15/2036 (a)	38,560	33,644
Series 2019-PARK, Class E, 2.72%, 12/15/2036 (a)	81,600	45,696
Multi-Family Connecticut Avenue Securities Trust Series 2023-01, Class M7, 9.32%, 11/25/2053 (a) (d)	42,248	43,045
P4 SFR Series 2019-STl A7.25%, 10/11/2026 ‡	40,900	38,855
RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 3/11/2031 (a)	4,307	4,070
SBALR Commercial Mortgage Trust Series 2020-RR1, Class A3, 2.83%, 2/13/2053 (a)	22,610	18,459
Series RR Trust Series 2014-1, Class B, PO, 5/25/2047 (a)	8,260	8,165
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (a)	67,015	54,941
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (a)	492	452
Wachovia Bank Commercial Mortgage Trust Series 2006-C24, Class XC, IO, 0.00%, 3/15/2045 (a) (d)	2,318	—
Wells Fargo Commercial Mortgage Trust Series 2015-C30, Class A4, 3.66%, 9/15/2058	8,751	8,454
WFRBS Commercial Mortgage Trust Series 2013-C11, Class D, 4.06%, 3/15/2045 (a) (d)	2,500	2,001
Total Commercial Mortgage-Backed Securities (Cost $2,875,126)		2,687,291
Collateralized Mortgage Obligations — 4.8%
Alternative Loan Trust
Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	2,063	2,047
Series 2005-1CB, Class 1A6, IF, IO, 1.66%, 3/25/2035 (d)	638	39
Series 2005-22T1, Class A2, IF, IO, 4.40%, 6/25/2035 (d)	3,322	167
Series 2005-20CB, Class 3A8, IF, IO, 4.08%, 7/25/2035 (d)	2,471	65
Series 2005-28CB, Class 1A4, 5.50%, 8/25/2035	957	802
Series 2005-28CB, Class 3A5, 6.00%, 8/25/2035	42	17
Series 2005-37T1, Class A2, IF, IO, 4.59%, 9/25/2035 (d)	11,310	446
Series 2005-54CB, Class 1A2, IF, IO, 4.18%, 11/25/2035 (d)	3,126	117
Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	789	598
Series 2005-54CB, Class 1A7, 5.50%, 11/25/2035	12	9
Series 2005-64CB, Class 1A9, 5.50%, 12/25/2035	352	303
American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75%, 12/25/2035 (a) (d)	2	2
Aml-prop CAP Frn, 6.45%, 10/15/2024 ‡	8,991	8,946
ANTLR Mortgage Trust Series 2021-RTL1, Class A1, 3.12%, 11/25/2024 (a) (e)	1,918	1,912
ASG Resecuritization Trust Series 2011-1, Class 2A35, 6.00%, 9/28/2036 (a) (d)	231	74
Baml PIMCO Frn, Zero Coupon, 6/15/2024 ‡	19,015	19,017
Banc of America Alternative Loan Trust Series 2004-6, Class 15, PO, 7/25/2019	8	3
Banc of America Funding Trust
Series 2004-1, PO, 3/25/2034	94	65
Series 2004-2, Class 1CB1, 5.75%, 9/20/2034	80	71
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	63

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2005-6, Class 2A7, 5.50%, 10/25/2035	144	119
Series 2005-7, Class 30, PO, 11/25/2035	71	72
Series 2005-8, Class 30, PO, 1/25/2036	27	18
Series 2006-1, Class X, PO, 1/25/2036	30	18
Banc of America Mortgage Trust Series 2003-C, Class 3A1, 4.75%, 4/25/2033 (d)	14	14
Baring Frn Series 2021-EBO1, Class PA, Zero Coupon, 5/22/2024 ‡ (d)	10,965	10,961
Bear Stearns ARM Trust
Series 2003-2, Class A5, 6.15%, 1/25/2033 (a) (d)	401	385
Series 2003-7, Class 3A, 5.62%, 10/25/2033 (d)	13	13
Series 2004-2, Class 14A, 3.94%, 5/25/2034 (d)	180	162
Series 2006-1, Class A1, 7.66%, 2/25/2036 (d)	434	398
Brean Asset-Backed Securities Trust Series 2023-SRM1, Class A, 4.00%, 9/25/2063 ‡ (a)	16,984	16,253
Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates Series 2003-8, Class 1P, PO, 10/25/2033	14	10
Cendant Mortgage Capital LLC CDMC Mortgage Pass-Through Certificates Series 2004-1, Class P, PO, 2/25/2034	23	16
Chase Mortgage Finance Trust
Series 2007-A2, Class 1A1, 5.16%, 6/25/2035 (d)	53	51
Series 2007-A2, Class 2A1, 5.82%, 6/25/2035 (d)	148	143
Series 2007-A1, Class 2A1, 5.25%, 2/25/2037 (d)	191	178
Series 2007-A1, Class 7A1, 5.46%, 2/25/2037 (d)	22	21
Series 2007-A1, Class 1A3, 5.59%, 2/25/2037 (d)	83	79
Series 2007-A1, Class 9A1, 5.70%, 2/25/2037 (d)	110	105
CHL Mortgage Pass-Through Trust
Series 2004-8, Class 2A1, 4.50%, 6/25/2019 ‡	13	7
Series 2002-18, PO, 11/25/2032	35	26
Series 2004-3, Class A26, 5.50%, 4/25/2034	106	100
Series 2004-3, Class A4, 5.75%, 4/25/2034	72	68
Series 2004-HYB1, Class 2A, 5.55%, 5/20/2034 (d)	53	48
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-HYB3, Class 2A, 3.89%, 6/20/2034 (d)	220	199
Series 2004-5, Class 1A4, 5.50%, 6/25/2034	433	423
Series 2004-7, Class 2A1, 6.51%, 6/25/2034 (d)	32	29
Series 2004-HYB6, Class A3, 5.28%, 11/20/2034 (d)	173	160
Series 2005-14, Class A2, 5.50%, 7/25/2035	72	30
Series 2005-16, Class A23, 5.50%, 9/25/2035	43	27
Series 2005-22, Class 2A1, 4.70%, 11/25/2035 (d)	756	601
Citicorp Mortgage Securities Trust Series 2006-4, Class 1A2, 6.00%, 8/25/2036	167	146
Citigroup Global Markets Mortgage Securities VII, Inc.
Series 2003-UP2, Class 1, PO, 6/25/2033	1	1
Series 2003-HYB1, Class A, 6.24%, 9/25/2033 (d)	115	114
Citigroup Mortgage Loan Trust
Series 2009-10, Class 1A1, 5.66%, 9/25/2033 (a) (d)	362	355
Series 2004-UST1, Class A6, 5.91%, 8/25/2034 (d)	41	37
Series 2015-A, Class B2, 4.50%, 6/25/2058 (a) (d)	1,568	1,493
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 3, PO, 9/25/2033	12	8
Series 2003-UP3, Class A3, 7.00%, 9/25/2033	15	15
Series 2003-1, Class 2, PO, 10/25/2033	—	—
Series 2003-1, Class 2A6, PO, 10/25/2033	8	6
Series 2003-1, Class 2A5, 5.25%, 10/25/2033	42	39
Series 2005-1, Class 2A1A, 3.48%, 2/25/2035 (d)	148	121
Series 2005-2, Class 2A11, 5.50%, 5/25/2035	376	362
Series 2005-5, Class 1A2, 4.83%, 8/25/2035 (d)	366	296
Connecticut Avenue Securities Trust
Series 2023-R02, Class 1M2, 8.67%, 1/25/2043 (a) (d)	17,575	18,487
Series 2023-R06, Class 1M2, 8.02%, 7/25/2043 (a) (d)	9,750	10,055
Credit One, 6.47%, 2/25/2029 ‡	71,500	71,500
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)
Series 2003-1, Class DB1, 6.64%, 2/25/2033 (d)	364	356
Series 2003-AR15, Class 3A1, 6.40%, 6/25/2033 (d)	47	46
Series 2003-21, Class 1A4, 5.25%, 9/25/2033	167	157
Series 2003-23, Class 1P, PO, 10/25/2033	194	137
CSFB Mortgage-Backed Pass-Through Certificates
Series 2003-27, Class 5A4, 5.25%, 11/25/2033	3	3
Series 2004-4, Class 2A4, 5.50%, 9/25/2034	147	142
Series 2004-8, Class 1A4, 5.50%, 12/25/2034	426	409
Series 2005-9, Class AP, PO, 10/25/2035	31	23
Series 2005-9, Class DX, IO, 5.50%, 10/25/2035	800	85
Series 2005-10, Class AP, PO, 11/25/2035	38	25
CSMC Trust
Series 2021-RPL1, Class A1, 4.04%, 9/27/2060 (a) (d)	18,801	18,165
Series 2021-JR2, Class A1, 2.22%, 11/25/2061 (a) (d)	12,348	11,979
Series 2021-JR1, Class A1, 2.46%, 9/27/2066 (a) (d)	16,418	16,265
Series 2022-JR1, Class A1, 4.27%, 10/25/2066 (a) (e)	18,506	18,269
CVS Pass-Through Trust Series 2009, 8.35%, 7/10/2031 (a)	4,170	4,432
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 3.74%, 2/25/2020 (d)	30	29
FARM Mortgage Trust Series 2023-1, Class A, 2.63%, 1/25/2052 (a) (d)	26,381	21,755
FHLMC - GNMA Series 29, Class L, 7.50%, 4/25/2024	—	—
FHLMC, Reference REMIC
Series R006, Class ZA, 6.00%, 4/15/2036	1,080	1,113
Series R007, Class ZA, 6.00%, 5/15/2036	1,421	1,461
FHLMC, REMIC
Series 1695, Class EB, 7.00%, 3/15/2024	—	—
Series 1706, Class K, 7.00%, 3/15/2024	—	—
Series 2033, Class SN, IF, IO, 17.39%, 3/15/2024 (d)	—	—
Series 1720, Class PL, 7.50%, 4/15/2024	—	—
Series 2306, Class K, PO, 5/15/2024	—	—
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2306, Class SE, IF, IO, 6.48%, 5/15/2024 (d)	1	—
Series 1737, Class L, 6.00%, 6/15/2024	—	—
Series 1745, Class D, 7.50%, 8/15/2024	2	2
Series 3614, Class QB, 4.00%, 12/15/2024	67	67
Series 2903, Class Z, 5.00%, 12/15/2024	5	5
Series 2967, Class S, IF, 3.91%, 4/15/2025 (d)	4	4
Series 3684, Class CY, 4.50%, 6/15/2025	263	261
Series 3022, Class SX, IF, 3.28%, 8/15/2025 (d)	5	5
Series 3051, Class DP, IF, 4.10%, 10/15/2025 (d)	17	16
Series 3793, Class AB, 3.50%, 1/15/2026	545	536
Series 1829, Class ZB, 6.50%, 3/15/2026	—	—
Series 1863, Class Z, 6.50%, 7/15/2026	—	—
Series 1890, Class H, 7.50%, 9/15/2026	4	4
Series 1899, Class ZE, 8.00%, 9/15/2026	15	15
Series 1927, Class ZA, 6.50%, 1/15/2027	14	14
Series 1927, Class PH, 7.50%, 1/15/2027	37	37
Series 1963, Class Z, 7.50%, 1/15/2027	13	13
Series 1935, Class FL, 6.14%, 2/15/2027 (d)	1	1
Series 1981, Class Z, 6.00%, 5/15/2027	21	21
Series 1970, Class PG, 7.25%, 7/15/2027	2	2
Series 1987, Class PE, 7.50%, 9/15/2027	17	17
Series 2019, Class Z, 6.50%, 12/15/2027	21	21
Series 2038, Class PN, IO, 7.00%, 3/15/2028	23	2
Series 2040, Class PE, 7.50%, 3/15/2028	58	59
Series 2054, Class PV, 7.50%, 5/15/2028	25	25
Series 2063, Class PG, 6.50%, 6/15/2028	35	36
Series 2064, Class TE, 7.00%, 6/15/2028	2	2
Series 2070, Class C, 6.00%, 7/15/2028	31	31
Series 2075, Class PM, 6.25%, 8/15/2028	90	90
Series 2075, Class PH, 6.50%, 8/15/2028	84	85
Series 2086, Class GB, 6.00%, 9/15/2028	11	11
Series 2089, Class PJ, IO, 7.00%, 10/15/2028	35	3
Series 2095, Class PE, 6.00%, 11/15/2028	67	67
Series 2106, Class ZD, 6.00%, 12/15/2028	154	154
Series 2110, Class PG, 6.00%, 1/15/2029	174	174
Series 2388, Class FB, 6.04%, 1/15/2029 (d)	34	34
Series 2125, Class JZ, 6.00%, 2/15/2029	46	46
Series 2126, Class CB, 6.25%, 2/15/2029	160	160
Series 2132, Class SB, IF, 6.94%, 3/15/2029 (d)	5	5
Series 2141, IO, 7.00%, 4/15/2029	3	—
Series 2169, Class TB, 7.00%, 6/15/2029	165	169
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	65

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2163, Class PC, IO, 7.50%, 6/15/2029	13	1
Series 2172, Class QC, 7.00%, 7/15/2029	103	106
Series 2176, Class OJ, 7.00%, 8/15/2029	49	50
Series 2196, Class TL, 7.50%, 11/15/2029	—	—
Series 2201, Class C, 8.00%, 11/15/2029	28	29
Series 2204, Class GB, 8.00%, 12/20/2029 (d)	3	—
Series 2208, Class PG, 7.00%, 1/15/2030	93	95
Series 2209, Class TC, 8.00%, 1/15/2030	23	24
Series 2210, Class Z, 8.00%, 1/15/2030	101	105
Series 2224, Class CB, 8.00%, 3/15/2030	23	24
Series 3654, Class DC, 5.00%, 4/15/2030	3,542	3,541
Series 2230, Class Z, 8.00%, 4/15/2030	31	32
Series 2234, Class PZ, 7.50%, 5/15/2030	25	26
Series 2247, Class Z, 7.50%, 8/15/2030	27	28
Series 2256, Class MC, 7.25%, 9/15/2030	48	50
Series 2259, Class ZM, 7.00%, 10/15/2030	76	78
Series 2262, Class Z, 7.50%, 10/15/2030	6	7
Series 2271, Class PC, 7.25%, 12/15/2030	71	74
Series 2296, Class PD, 7.00%, 3/15/2031	54	56
Series 2313, Class LA, 6.50%, 5/15/2031	12	12
Series 2325, Class PM, 7.00%, 6/15/2031	29	30
Series 2359, Class ZB, 8.50%, 6/15/2031	84	89
Series 2332, Class ZH, 7.00%, 7/15/2031	92	95
Series 2344, Class ZD, 6.50%, 8/15/2031	524	539
Series 2344, Class ZJ, 6.50%, 8/15/2031	70	72
Series 2345, Class NE, 6.50%, 8/15/2031	52	53
Series 2351, Class PZ, 6.50%, 8/15/2031	46	47
Series 2367, Class ME, 6.50%, 10/15/2031	63	65
Series 2399, Class OH, 6.50%, 1/15/2032	66	68
Series 2399, Class TH, 6.50%, 1/15/2032	76	78
Series 2475, Class S, IF, IO, 2.56%, 2/15/2032 (d)	229	22
Series 2410, Class QX, IF, IO, 3.21%, 2/15/2032 (d)	38	3
Series 2412, Class SP, IF, 5.22%, 2/15/2032 (d)	108	114
Series 2410, Class QS, IF, 5.36%, 2/15/2032 (d)	122	130
Series 2418, Class FO, 6.34%, 2/15/2032 (d)	101	101
Series 2410, Class OE, 6.38%, 2/15/2032	2	2
Series 2410, Class NG, 6.50%, 2/15/2032	90	93
Series 2420, Class XK, 6.50%, 2/15/2032	119	123
Series 2444, Class ES, IF, IO, 2.51%, 3/15/2032 (d)	89	7
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2450, Class SW, IF, IO, 2.56%, 3/15/2032 (d)	58	5
Series 2423, Class TB, 6.50%, 3/15/2032	150	153
Series 2430, Class WF, 6.50%, 3/15/2032	137	141
Series 2423, Class MC, 7.00%, 3/15/2032	79	81
Series 2423, Class MT, 7.00%, 3/15/2032	97	100
Series 2434, Class ZA, 6.50%, 4/15/2032	227	228
Series 2435, Class CJ, 6.50%, 4/15/2032	201	207
Series 2441, Class GF, 6.50%, 4/15/2032	35	36
Series 2434, Class TC, 7.00%, 4/15/2032	171	177
Series 2436, Class MC, 7.00%, 4/15/2032	42	42
Series 2455, Class GK, 6.50%, 5/15/2032	106	109
Series 2450, Class GZ, 7.00%, 5/15/2032	110	115
Series 2458, Class ZM, 6.50%, 6/15/2032	70	70
Series 2466, Class DH, 6.50%, 6/15/2032	37	39
Series 2466, Class PH, 6.50%, 6/15/2032	133	137
Series 2474, Class NR, 6.50%, 7/15/2032	120	123
Series 2484, Class LZ, 6.50%, 7/15/2032	160	166
Series 3393, Class JO, PO, 9/15/2032	372	326
Series 2500, Class MC, 6.00%, 9/15/2032	149	152
Series 2835, Class QO, PO, 12/15/2032	18	16
Series 2571, Class SY, IF, 5.55%, 12/15/2032 (d)	83	84
Series 2543, Class YX, 6.00%, 12/15/2032	312	320
Series 2544, Class HC, 6.00%, 12/15/2032	121	124
Series 2571, Class FY, 6.19%, 12/15/2032 (d)	141	142
Series 2552, Class ME, 6.00%, 1/15/2033	192	196
Series 2567, Class QD, 6.00%, 2/15/2033	170	174
Series 2575, Class ME, 6.00%, 2/15/2033	752	769
Series 2596, Class QG, 6.00%, 3/15/2033	109	112
Series 2586, Class WI, IO, 6.50%, 3/15/2033	68	10
Series 2631, Class SA, IF, 4.88%, 6/15/2033 (d)	249	260
Series 2692, Class SC, IF, 2.41%, 7/15/2033 (d)	103	100
Series 2642, Class SL, IF, 4.08%, 7/15/2033 (d)	4	3
Series 2653, Class PZ, 5.00%, 7/15/2033	1,150	1,125
Series 4238, Class WY, 3.00%, 8/15/2033	1,944	1,830
Series 2671, Class S, IF, 4.79%, 9/15/2033 (d)	67	68
Series 2733, Class SB, IF, 3.11%, 10/15/2033 (d)	1,844	1,725
Series 2780, Class SY, IF, 4.53%, 11/15/2033 (d)	38	40
Series 2722, Class PF, 6.04%, 12/15/2033 (d)	635	635
Series 3920, Class LP, 5.00%, 1/15/2034	900	897
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2744, Class PE, 5.50%, 2/15/2034	3	3
Series 2802, Class OH, 6.00%, 5/15/2034	205	206
Series 3611, PO, 7/15/2034	389	333
Series 3305, Class MG, IF, 7.66%, 7/15/2034 (d)	151	156
Series 2990, Class GO, PO, 2/15/2035	124	105
Series 2929, Class MS, IF, 4.23%, 2/15/2035 (d)	160	146
Series 3077, Class TO, PO, 4/15/2035	46	45
Series 2968, Class EH, 6.00%, 4/15/2035	3,973	4,047
Series 2981, Class FA, 5.84%, 5/15/2035 (d)	179	177
Series 2990, Class WP, IF, 2.99%, 6/15/2035 (d)	3	3
Series 2988, Class AF, 5.74%, 6/15/2035 (d)	329	322
Series 3014, Class OD, PO, 8/15/2035	30	25
Series 3085, Class WF, 6.24%, 8/15/2035 (d)	185	186
Series 3029, Class SO, PO, 9/15/2035	97	87
Series 3064, Class SG, IF, 1.87%, 11/15/2035 (d)	120	115
Series 3102, Class HS, IF, 4.62%, 1/15/2036 (d)	17	17
Series 3101, Class UZ, 6.00%, 1/15/2036	456	469
Series 3117, Class AO, PO, 2/15/2036	176	159
Series 3117, Class EO, PO, 2/15/2036	96	81
Series 3117, Class OG, PO, 2/15/2036	56	48
Series 3117, Class OK, PO, 2/15/2036	86	73
Series 3122, Class OH, PO, 3/15/2036	109	93
Series 3122, Class OP, PO, 3/15/2036	101	91
Series 3134, PO, 3/15/2036	25	20
Series 3122, Class ZB, 6.00%, 3/15/2036	28	30
Series 3138, PO, 4/15/2036	131	110
Series 3147, PO, 4/15/2036	206	185
Series 3607, Class AO, PO, 4/15/2036	243	201
Series 3607, Class BO, PO, 4/15/2036	446	377
Series 3137, Class XP, 6.00%, 4/15/2036	322	333
Series 3219, Class DI, IO, 6.00%, 4/15/2036	231	41
Series 3819, Class ZQ, 6.00%, 4/15/2036	2,344	2,414
Series 3149, Class SO, PO, 5/15/2036	77	63
Series 3151, PO, 5/15/2036	152	123
Series 3153, Class EO, PO, 5/15/2036	189	159
Series 3233, Class OP, PO, 5/15/2036	33	28
Series 3171, Class MO, PO, 6/15/2036	249	221
Series 3523, Class SD, IF, 4.70%, 6/15/2036 (d)	83	77
Series 3164, Class MG, 6.00%, 6/15/2036	62	65
Series 3179, Class OA, PO, 7/15/2036	84	70
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3194, Class SA, IF, IO, 1.66%, 7/15/2036 (d)	40	4
Series 3181, Class AZ, 6.50%, 7/15/2036	266	276
Series 3195, Class PD, 6.50%, 7/15/2036	211	217
Series 3200, PO, 8/15/2036	144	118
Series 3202, Class HI, IF, IO, 1.21%, 8/15/2036 (d)	1,900	156
Series 3200, Class AY, 5.50%, 8/15/2036	572	581
Series 3645, Class KZ, 5.50%, 8/15/2036	204	203
Series 3213, Class OA, PO, 9/15/2036	75	64
Series 3218, Class AO, PO, 9/15/2036	66	52
Series 3225, Class EO, PO, 10/15/2036	153	119
Series 3232, Class ST, IF, IO, 1.26%, 10/15/2036 (d)	244	18
Series 3704, Class DT, 7.50%, 11/15/2036	1,959	2,069
Series 3256, PO, 12/15/2036	85	69
Series 3704, Class CT, 7.00%, 12/15/2036	4,430	4,641
Series 3704, Class ET, 7.50%, 12/15/2036	1,614	1,743
Series 3261, Class OA, PO, 1/15/2037	82	67
Series 3260, Class CS, IF, IO, 0.70%, 1/15/2037 (d)	137	11
Series 3274, Class JO, PO, 2/15/2037	24	21
Series 3510, Class OD, PO, 2/15/2037	205	171
Series 3275, Class FL, 5.88%, 2/15/2037 (d)	125	123
Series 3274, Class B, 6.00%, 2/15/2037	193	197
Series 3286, PO, 3/15/2037	9	8
Series 3290, Class SB, IF, IO, 1.01%, 3/15/2037 (d)	283	18
Series 3443, Class SY, IF, 3.59%, 3/15/2037 (d)	78	80
Series 3373, Class TO, PO, 4/15/2037	94	77
Series 3302, Class UT, 6.00%, 4/15/2037	223	232
Series 3316, PO, 5/15/2037	160	129
Series 3318, Class AO, PO, 5/15/2037	3	2
Series 3607, PO, 5/15/2037	878	707
Series 3315, Class HZ, 6.00%, 5/15/2037	167	173
Series 3326, Class JO, PO, 6/15/2037	14	11
Series 3331, PO, 6/15/2037	84	70
Series 3607, Class OP, PO, 7/15/2037	822	669
Series 4032, Class TO, PO, 7/15/2037	1,146	926
Series 3344, Class SL, IF, IO, 1.16%, 7/15/2037 (d)	151	13
Series 4048, Class FJ, 5.67%, 7/15/2037 (d)	2,045	2,010
Series 3365, PO, 9/15/2037	131	107
Series 3371, Class FA, 6.04%, 9/15/2037 (d)	65	64
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	67

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 3387, Class SA, IF, IO, 0.98%, 11/15/2037 (d)	1,078	71
Series 3383, Class SA, IF, IO, 1.01%, 11/15/2037 (d)	629	54
Series 3404, Class SC, IF, IO, 0.56%, 1/15/2038 (d)	1,151	75
Series 3422, Class SE, IF, 3.85%, 2/15/2038 (d)	51	51
Series 3423, Class PB, 5.50%, 3/15/2038	998	1,023
Series 3424, Class PI, IF, IO, 1.36%, 4/15/2038 (d)	617	56
Series 3453, Class B, 5.50%, 5/15/2038	78	79
Series 3455, Class SE, IF, IO, 0.76%, 6/15/2038 (d)	562	55
Series 3461, Class LZ, 6.00%, 6/15/2038	56	57
Series 3461, Class Z, 6.00%, 6/15/2038	1,321	1,354
Series 3481, Class SJ, IF, IO, 0.41%, 8/15/2038 (d)	703	53
Series 3895, Class WA, 5.65%, 10/15/2038 (d)	283	289
Series 3501, Class CB, 5.50%, 1/15/2039	645	653
Series 3511, Class SA, IF, IO, 0.56%, 2/15/2039 (d)	326	21
Series 3546, Class A, 5.31%, 2/15/2039 (d)	229	230
Series 3531, Class SM, IF, IO, 0.66%, 5/15/2039 (d)	49	2
Series 3531, Class SA, IF, IO, 0.86%, 5/15/2039 (d)	466	9
Series 3549, Class FA, 6.64%, 7/15/2039 (d)	52	51
Series 3607, Class TO, PO, 10/15/2039	426	344
Series 3608, Class SC, IF, IO, 0.81%, 12/15/2039 (d)	260	20
Series 3621, Class BO, PO, 1/15/2040	369	310
Series 3802, Class LS, IF, IO, 1.45%, 1/15/2040 (d)	2,053	116
Series 3632, Class BS, IF, 15.65%, 2/15/2040 (d)	1,083	1,044
Series 3740, Class SB, IF, IO, 0.56%, 10/15/2040 (d)	936	56
Series 3740, Class SC, IF, IO, 0.56%, 10/15/2040 (d)	875	75
Series 3779, Class GZ, 4.50%, 12/15/2040	6,424	5,911
Series 3779, Class Z, 4.50%, 12/15/2040	16,165	15,521
Series 3860, Class PZ, 5.00%, 5/15/2041	10,367	10,235
Series 3852, Class QN, IF, 5.50%, 5/15/2041 (d)	631	595
Series 3852, Class TP, IF, 5.50%, 5/15/2041 (d)	1,629	1,621
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 4048, Class FB, 5.84%, 10/15/2041 (d)	1,546	1,535
Series 3957, Class B, 4.00%, 11/15/2041	1,037	973
Series 3966, Class NA, 4.00%, 12/15/2041	996	941
Series 4012, Class FN, 5.94%, 3/15/2042 (d)	2,950	2,900
Series 4077, Class FB, 5.94%, 7/15/2042 (d)	1,266	1,235
Series 4217, Class KY, 3.00%, 6/15/2043	1,794	1,526
Series 4257, Class DZ, 2.50%, 10/15/2043	6,338	5,167
Series 3688, Class GT, 7.54%, 11/15/2046 (d)	2,169	2,294
Series 4809, Class ZM, 4.00%, 7/15/2048	22,813	20,870
Series 4837, Class ZB, 4.00%, 10/15/2048	7,668	7,111
Series 5008, Class LB, 1.50%, 8/25/2050	21,125	16,548
Series 5190, Class PH, 2.50%, 2/25/2052	21,653	19,250
Series 5354, PO, 10/25/2053	9,620	7,043
FHLMC, STRIPS
Series 197, PO, 4/1/2028	132	123
Series 233, Class 11, IO, 5.00%, 9/15/2035	423	77
Series 233, Class 12, IO, 5.00%, 9/15/2035	354	55
Series 233, Class 13, IO, 5.00%, 9/15/2035	665	109
Series 239, Class S30, IF, IO, 2.26%, 8/15/2036 (d)	1,274	151
Series 262, Class 35, 3.50%, 7/15/2042	13,290	12,299
Series 264, Class F1, 5.99%, 7/15/2042 (d)	5,168	5,055
Series 270, Class F1, 5.94%, 8/15/2042 (d)	1,824	1,779
Series 299, Class 300, 3.00%, 1/15/2043	978	880
Series 310, PO, 9/15/2043	3,091	2,308
Series 406, PO, 10/25/2053	65,153	51,858
FHLMC, Structured Pass-Through Certificates, Whole Loan
Series T-41, Class 3A, 4.35%, 7/25/2032 (d)	305	285
Series T-48, Class 1A, 4.43%, 7/25/2033 (d)	885	831
Series T-76, Class 2A, 2.31%, 10/25/2037 (d)	5,165	5,025
Series T-42, Class A5, 7.50%, 2/25/2042	1,237	1,244
Series T-51, Class 2A, 7.50%, 8/25/2042 (d)	260	254
Series T-54, Class 2A, 6.50%, 2/25/2043	1,463	1,483
Series T-54, Class 3A, 7.00%, 2/25/2043	464	484
Series T-56, Class A5, 5.23%, 5/25/2043	3,044	2,942
Series T-57, Class 1AP, PO, 7/25/2043	102	79
Series T-57, Class 1A3, 7.50%, 7/25/2043	286	302
Series T-58, Class A, PO, 9/25/2043	110	83
Series T-58, Class 4A, 7.50%, 9/25/2043	1,582	1,589
Series T-59, Class 1AP, PO, 10/25/2043	124	64
Series T-59, Class 1A2, 7.00%, 10/25/2043	1,517	1,526
Series T-62, Class 1A1, 6.28%, 10/25/2044 (d)	1,674	1,517
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	436	211
Series 2007-FA4, Class 1A2, IF, IO, 0.21%, 8/25/2037 (d)	4,620	331
FNMA Trust, Whole Loan
Series 2004-W1, Class 2A2, 7.00%, 12/25/2033	974	1,006
Series 2003-W8, Class 3F1, 5.84%, 5/25/2042 (d)	132	131
Series 2003-W2, Class 2A9, 5.90%, 7/25/2042	265	263
Series 2003-W2, Class 1A1, 6.50%, 7/25/2042	445	460
Series 2003-W6, Class 2A4, 5.20%, 9/25/2042	1,553	1,511
Series 2003-W6, Class 3A, 6.50%, 9/25/2042	544	547
Series 2003-W8, Class 2A, 7.00%, 10/25/2042	592	599
Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	156	160
Series 2004-W8, Class 3A, 7.50%, 6/25/2044	138	140
Series 2004-W15, Class 2AF, 5.69%, 8/25/2044 (d)	470	465
Series 2005-W3, Class 2AF, 5.66%, 3/25/2045 (d)	3,849	3,812
Series 2005-W4, Class 1A1, 6.00%, 8/25/2045	205	208
Series 2006-W2, Class 2A, 4.04%, 11/25/2045 (d)	541	540
Series 2006-W2, Class 1AF1, 5.66%, 2/25/2046 (d)	1,736	1,713
FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	85,995	80,778
FNMA, Grantor Trust, Whole Loan
Series 1999-T2, Class A1, 7.50%, 1/19/2039 (d)	263	264
Series 2001-T3, Class A1, 7.50%, 11/25/2040	454	455
Series 2002-T4, Class A1, 6.50%, 12/25/2041	5,324	5,408
Series 2002-T16, Class A2, 7.00%, 7/25/2042	578	598
Series 2004-T2, Class 2A, 4.58%, 7/25/2043 (d)	365	363
Series 2004-T2, Class 1A4, 7.50%, 11/25/2043	801	814
Series 2004-T1, Class 1A2, 6.50%, 1/25/2044	90	91
Series 2004-T3, Class PT1, 9.36%, 1/25/2044 (d)	114	117
Series 2004-T3, Class 1A2, 6.50%, 2/25/2044	1,522	1,533
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-T3, Class 1A3, 7.00%, 2/25/2044	636	652
FNMA, REMIC
Series 1994-37, Class L, 6.50%, 3/25/2024	—	—
Series 1994-40, Class Z, 6.50%, 3/25/2024	1	1
Series 1994-62, Class PK, 7.00%, 4/25/2024	5	5
Series 1994-63, Class PK, 7.00%, 4/25/2024	1	1
Series 2004-53, Class NC, 5.50%, 7/25/2024	—	—
Series 2004-65, Class EY, 5.50%, 8/25/2024	5	5
Series 2004-81, Class JG, 5.00%, 11/25/2024	15	15
Series 1995-2, Class Z, 8.50%, 1/25/2025	1	1
Series G95-1, Class C, 8.80%, 1/25/2025	1	1
Series 2005-67, Class EY, 5.50%, 8/25/2025	98	97
Series 2005-121, Class DX, 5.50%, 1/25/2026	30	30
Series 2006-94, Class GK, IF, 6.07%, 10/25/2026 (d)	21	22
Series 1996-48, Class Z, 7.00%, 11/25/2026	12	12
Series 1997-20, IO, 1.84%, 3/25/2027 (d)	1	—
Series 1997-27, Class J, 7.50%, 4/18/2027	9	9
Series 1997-29, Class J, 7.50%, 4/20/2027	15	15
Series 1997-32, Class PG, 6.50%, 4/25/2027	23	23
Series 1997-39, Class PD, 7.50%, 5/20/2027	44	45
Series 1997-42, Class ZC, 6.50%, 7/18/2027	2	2
Series 1997-81, Class PI, IO, 7.00%, 12/18/2027	13	1
Series 1998-36, Class ZB, 6.00%, 7/18/2028	17	17
Series 2008-55, Class S, IF, IO, 2.16%, 7/25/2028 (d)	477	22
Series 2009-11, Class NB, 5.00%, 3/25/2029	140	139
Series 1999-18, Class Z, 5.50%, 4/18/2029	14	14
Series 1999-17, Class C, 6.35%, 4/25/2029	11	11
Series 1999-62, Class PB, 7.50%, 12/18/2029	16	16
Series 2000-2, Class ZE, 7.50%, 2/25/2030	94	97
Series 2000-20, Class SA, IF, IO, 3.66%, 7/25/2030 (d)	8	—
Series 2000-52, IO, 8.50%, 1/25/2031	8	1
Series 2001-7, Class PF, 7.00%, 3/25/2031	7	7
Series 2011-31, Class DB, 3.50%, 4/25/2031	2,603	2,503
Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	102	14
Series 2001-30, Class PM, 7.00%, 7/25/2031	50	51
Series 2001-36, Class DE, 7.00%, 8/25/2031	99	101
Series 2001-60, Class QS, IF, 5.47%, 9/25/2031 (d)	65	69
Series 2001-49, Class Z, 6.50%, 9/25/2031	29	29
Series 2001-44, Class MY, 7.00%, 9/25/2031	133	137
Series 2001-44, Class PD, 7.00%, 9/25/2031	22	23
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	69

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2001-44, Class PU, 7.00%, 9/25/2031	20	21
Series 2001-52, Class KB, 6.50%, 10/25/2031	20	20
Series 2003-52, Class SX, IF, 6.64%, 10/25/2031 (d)	41	44
Series 2004-74, Class SW, IF, 4.62%, 11/25/2031 (d)	55	57
Series 2001-60, Class PX, 6.00%, 11/25/2031	165	167
Series 2001-61, Class Z, 7.00%, 11/25/2031	191	197
Series 2001-72, Class SX, IF, 4.81%, 12/25/2031 (d)	3	3
Series 2001-81, Class LO, PO, 1/25/2032	5	4
Series 2002-1, Class SA, IF, 7.52%, 2/25/2032 (d)	14	17
Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (d)	120	3
Series 2002-13, Class ST, IF, 10.00%, 3/25/2032 (d)	2	2
Series 2002-21, Class LO, PO, 4/25/2032	5	5
Series 2002-15, Class ZA, 6.00%, 4/25/2032	444	447
Series 2002-21, Class PE, 6.50%, 4/25/2032	75	77
Series 2002-28, Class PK, 6.50%, 5/25/2032	153	157
Series 2002-37, Class Z, 6.50%, 6/25/2032	71	72
Series 2006-130, Class GI, IO, 6.50%, 7/25/2032	241	21
Series 2002-48, Class GH, 6.50%, 8/25/2032	180	186
Series 2004-61, Class SH, IF, 2.25%, 11/25/2032 (d)	22	23
Series 2002-71, Class AP, 5.00%, 11/25/2032	28	27
Series 2011-39, Class ZA, 6.00%, 11/25/2032	1,309	1,333
Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (d)	59	61
Series 2004-59, Class BG, PO, 12/25/2032	36	31
Series 2002-77, Class S, IF, 4.52%, 12/25/2032 (d)	30	31
Series 2002-78, Class Z, 5.50%, 12/25/2032	406	401
Series 2003-9, Class NZ, 6.50%, 2/25/2033	74	76
Series 2003-14, Class TI, IO, 5.00%, 3/25/2033	42	1
Series 2003-22, Class UD, 4.00%, 4/25/2033	697	673
Series 2003-35, Class EA, PO, 5/25/2033	24	20
Series 2003-42, Class GB, 4.00%, 5/25/2033	56	53
Series 2003-34, Class AX, 6.00%, 5/25/2033	116	118
Series 2003-34, Class ED, 6.00%, 5/25/2033	505	516
Series 2003-34, Class GE, 6.00%, 5/25/2033	336	343
Series 2003-39, IO, 6.00%, 5/25/2033 (d)	30	4
Series 2003-33, Class IA, IO, 6.50%, 5/25/2033	284	47
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-97, Class KI, IO, 7.00%, 5/25/2033	550	43
Series 2003-47, Class PE, 5.75%, 6/25/2033	248	252
Series 2003-64, Class SX, IF, 0.13%, 7/25/2033 (d)	78	72
Series 2003-132, Class OA, PO, 8/25/2033	5	4
Series 2003-71, Class DS, IF, 0.20%, 8/25/2033 (d)	393	351
Series 2003-74, Class SH, IF, 0.38%, 8/25/2033 (d)	57	53
Series 2005-56, Class TP, IF, 1.84%, 8/25/2033 (d)	31	30
Series 2003-72, Class IE, IO, 5.50%, 8/25/2033	797	110
Series 2003-73, Class HC, 5.50%, 8/25/2033	329	332
Series 2003-91, Class SD, IF, 3.44%, 9/25/2033 (d)	51	49
Series 2013-100, Class WB, 3.00%, 10/25/2033	5,760	5,422
Series 2003-105, Class AZ, 5.50%, 10/25/2033	2,564	2,555
Series 2003-116, Class SB, IF, IO, 2.16%, 11/25/2033 (d)	362	27
Series 2006-44, Class P, PO, 12/25/2033	331	277
Series 2003-122, Class ZJ, 6.00%, 12/25/2033	2,109	2,152
Series 2003-130, Class SX, IF, 3.37%, 1/25/2034 (d)	6	6
Series 2004-87, Class F, 6.19%, 1/25/2034 (d)	433	435
Series 2004-46, Class EP, PO, 3/25/2034	157	151
Series 2004-28, Class PF, 5.84%, 3/25/2034 (d)	144	144
Series 2004-25, Class SA, IF, 4.58%, 4/25/2034 (d)	120	124
Series 2004-17, Class H, 5.50%, 4/25/2034	806	805
Series 2004-46, Class SK, IF, 1.55%, 5/25/2034 (d)	31	30
Series 2004-46, Class QB, IF, 2.26%, 5/25/2034 (d)	70	74
Series 2004-36, Class SA, IF, 4.58%, 5/25/2034 (d)	310	332
Series 2004-36, Class FA, 5.84%, 5/25/2034 (d)	724	721
Series 2004-51, Class SY, IF, 3.37%, 7/25/2034 (d)	49	46
Series 2004-50, Class VZ, 5.50%, 7/25/2034	1,466	1,473
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2005-25, Class PF, 5.79%, 4/25/2035 (d)	384	379
Series 2005-42, Class PS, IF, 3.41%, 5/25/2035 (d)	10	11
Series 2005-74, Class CP, IF, 4.82%, 5/25/2035 (d)	22	22
Series 2005-74, Class CS, IF, 5.07%, 5/25/2035 (d)	98	98
Series 2005-74, Class SK, IF, 5.18%, 5/25/2035 (d)	67	67
Series 2005-59, Class SU, IF, 22.16%, 6/25/2035 (d)	107	98
Series 2005-56, Class S, IF, IO, 1.27%, 7/25/2035 (d)	227	18
Series 2005-66, Class SG, IF, 3.78%, 7/25/2035 (d)	110	108
Series 2005-73, Class PS, IF, 3.11%, 8/25/2035 (d)	109	111
Series 2005-72, Class SB, IF, 3.28%, 8/25/2035 (d)	69	71
Series 2005-68, Class PG, 5.50%, 8/25/2035	287	288
Series 2005-73, Class ZB, 5.50%, 8/25/2035	2,753	2,720
Series 2005-90, PO, 9/25/2035	12	12
Series 2005-75, Class SV, IF, 2.46%, 9/25/2035 (d)	20	20
Series 2010-39, Class OT, PO, 10/25/2035	79	66
Series 2005-90, Class ES, IF, 3.28%, 10/25/2035 (d)	110	111
Series 2005-84, Class XM, 5.75%, 10/25/2035	206	207
Series 2005-106, Class US, IF, 4.63%, 11/25/2035 (d)	410	425
Series 2005-110, Class GL, 5.50%, 12/25/2035	1,780	1,806
Series 2006-46, Class UC, 5.50%, 12/25/2035	13	13
Series 2005-109, Class PC, 6.00%, 12/25/2035	30	30
Series 2006-16, Class OA, PO, 3/25/2036	54	46
Series 2006-8, Class WQ, PO, 3/25/2036	694	552
Series 2006-8, Class WN, IF, IO, 1.26%, 3/25/2036 (d)	2,584	222
Series 2006-11, Class PS, IF, 4.63%, 3/25/2036 (d)	70	81
Series 2006-12, Class BZ, 5.50%, 3/25/2036	719	727
Series 2006-16, Class HZ, 5.50%, 3/25/2036	157	154
Series 2006-8, Class JZ, 5.50%, 3/25/2036	877	870
Series 2006-22, Class AO, PO, 4/25/2036	205	175
Series 2006-23, Class KO, PO, 4/25/2036	57	51
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-27, Class OH, PO, 4/25/2036	102	88
Series 2006-23, Class FK, 5.69%, 4/25/2036 (d)	412	405
Series 2006-33, Class LS, IF, 5.69%, 5/25/2036 (d)	66	74
Series 2006-43, PO, 6/25/2036	58	50
Series 2006-43, Class DO, PO, 6/25/2036	182	153
Series 2006-44, Class GO, PO, 6/25/2036	116	99
Series 2006-50, Class JO, PO, 6/25/2036	393	327
Series 2006-50, Class PS, PO, 6/25/2036	489	424
Series 2006-53, Class US, IF, IO, 1.14%, 6/25/2036 (d)	486	42
Series 2006-46, Class SW, IF, 4.27%, 6/25/2036 (d)	19	20
Series 2006-46, Class FW, 5.84%, 6/25/2036 (d)	116	115
Series 2006-58, PO, 7/25/2036	71	59
Series 2006-58, Class AP, PO, 7/25/2036	37	32
Series 2006-65, Class QO, PO, 7/25/2036	133	109
Series 2006-58, Class IG, IF, IO, 1.08%, 7/25/2036 (d)	129	8
Series 2006-56, Class FC, 5.73%, 7/25/2036 (d)	1,042	1,034
Series 2006-58, Class FL, 5.90%, 7/25/2036 (d)	114	113
Series 2006-71, Class ZL, 6.00%, 7/25/2036	1,461	1,503
Series 2006-63, Class ZH, 6.50%, 7/25/2036	739	777
Series 2011-19, Class ZY, 6.50%, 7/25/2036	979	1,030
Series 2006-60, Class AK, IF, 7.06%, 7/25/2036 (d)	73	73
Series 2006-62, Class PS, IF, 7.28%, 7/25/2036 (d)	49	63
Series 2006-72, Class GO, PO, 8/25/2036	225	189
Series 2006-72, Class TO, PO, 8/25/2036	38	32
Series 2006-79, Class DO, PO, 8/25/2036	98	80
Series 2006-79, Class OP, PO, 8/25/2036	138	110
Series 2007-7, Class SG, IF, IO, 1.06%, 8/25/2036 (d)	810	92
Series 2006-79, Class DF, 5.79%, 8/25/2036 (d)	413	410
Series 2006-77, Class PC, 6.50%, 8/25/2036	283	287
Series 2006-78, Class BZ, 6.50%, 8/25/2036	83	86
Series 2006-86, Class OB, PO, 9/25/2036	129	104
Series 2006-90, Class AO, PO, 9/25/2036	85	74
Series 2008-42, Class AO, PO, 9/25/2036	56	47
Series 2006-85, Class MZ, 6.50%, 9/25/2036	29	30
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	71

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2006-95, Class SG, IF, 4.46%, 10/25/2036 (d)	72	83
Series 2009-19, Class PW, 4.50%, 10/25/2036	609	597
Series 2006-109, PO, 11/25/2036	41	34
Series 2006-110, PO, 11/25/2036	197	164
Series 2006-111, Class EO, PO, 11/25/2036	106	88
Series 2006-115, Class OK, PO, 12/25/2036	113	89
Series 2006-119, PO, 12/25/2036	61	54
Series 2006-117, Class GS, IF, IO, 1.21%, 12/25/2036 (d)	470	25
Series 2006-115, Class ES, IF, 4.82%, 12/25/2036 (d)	11	12
Series 2006-118, Class A1, 5.52%, 12/25/2036 (d)	222	216
Series 2006-118, Class A2, 5.52%, 12/25/2036 (d)	963	938
Series 2006-128, PO, 1/25/2037	121	100
Series 2009-70, Class CO, PO, 1/25/2037	345	290
Series 2006-128, Class BP, 5.50%, 1/25/2037	32	31
Series 2007-10, Class FD, 5.69%, 2/25/2037 (d)	178	175
Series 2007-1, Class SD, IF, 6.38%, 2/25/2037 (d)	73	112
Series 2007-14, Class OP, PO, 3/25/2037	102	87
Series 2007-22, Class SC, IF, IO, 0.64%, 3/25/2037 (d)	16	—
Series 2007-14, Class ES, IF, IO, 1.00%, 3/25/2037 (d)	837	66
Series 2009-63, Class P, 5.00%, 3/25/2037	13	12
Series 2007-77, Class FG, 5.94%, 3/25/2037 (d)	228	225
Series 2007-18, Class MZ, 6.00%, 3/25/2037	227	235
Series 2007-16, Class FC, 6.19%, 3/25/2037 (d)	147	146
Series 2007-28, Class EO, PO, 4/25/2037	292	242
Series 2007-35, Class SI, IF, IO, 0.66%, 4/25/2037 (d)	267	9
Series 2007-29, Class SG, IF, 4.55%, 4/25/2037 (d)	162	172
Series 2007-42, Class AO, PO, 5/25/2037	16	14
Series 2007-43, Class FL, 5.74%, 5/25/2037 (d)	163	159
Series 2007-42, Class B, 6.00%, 5/25/2037	459	468
Series 2007-92, Class YS, IF, IO, 0.34%, 6/25/2037 (d)	144	9
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-53, Class SH, IF, IO, 0.66%, 6/25/2037 (d)	555	38
Series 2007-54, Class WI, IF, IO, 0.66%, 6/25/2037 (d)	159	12
Series 2007-98, Class FB, 5.89%, 6/25/2037 (d)	89	90
Series 2007-92, Class YA, 6.50%, 6/25/2037	81	84
Series 2007-67, PO, 7/25/2037	225	192
Series 2007-72, Class EK, IF, IO, 0.96%, 7/25/2037 (d)	1,541	133
Series 2007-65, Class KI, IF, IO, 1.18%, 7/25/2037 (d)	498	46
Series 2007-60, Class AX, IF, IO, 1.71%, 7/25/2037 (d)	2,332	276
Series 2007-62, Class SE, IF, 2.91%, 7/25/2037 (d)	111	108
Series 2007-70, Class Z, 5.50%, 7/25/2037	540	535
Series 2007-97, Class FC, 5.94%, 7/25/2037 (d)	138	136
Series 2007-79, Class SB, IF, 4.08%, 8/25/2037 (d)	182	204
Series 2007-76, Class AZ, 5.50%, 8/25/2037	151	148
Series 2007-76, Class ZG, 6.00%, 8/25/2037	154	157
Series 2007-78, Class CB, 6.00%, 8/25/2037	54	56
Series 2007-78, Class PE, 6.00%, 8/25/2037	158	161
Series 2007-81, Class GE, 6.00%, 8/25/2037	219	226
Series 2007-88, Class VI, IF, IO, 1.10%, 9/25/2037 (d)	789	69
Series 2007-85, Class SL, IF, 2.56%, 9/25/2037 (d)	44	43
Series 2009-86, Class OT, PO, 10/25/2037	2,006	1,642
Series 2007-100, Class SM, IF, IO, 1.01%, 10/25/2037 (d)	539	44
Series 2007-91, Class ES, IF, IO, 1.02%, 10/25/2037 (d)	856	70
Series 2007-108, Class SA, IF, IO, 0.92%, 12/25/2037 (d)	27	2
Series 2007-109, Class AI, IF, IO, 0.96%, 12/25/2037 (d)	715	44
Series 2007-112, Class SA, IF, IO, 1.01%, 12/25/2037 (d)	834	83
Series 2007-112, Class MJ, 6.50%, 12/25/2037	592	611
Series 2007-116, Class HI, IO, 0.73%, 1/25/2038 (d)	1,197	55
Series 2008-1, Class BI, IF, IO, 0.47%, 2/25/2038 (d)	633	44
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2008-4, Class SD, IF, IO, 0.56%, 2/25/2038 (d)	1,715	119
Series 2008-16, Class IS, IF, IO, 0.76%, 3/25/2038 (d)	199	13
Series 2008-10, Class XI, IF, IO, 0.79%, 3/25/2038 (d)	243	18
Series 2008-20, Class SA, IF, IO, 1.55%, 3/25/2038 (d)	288	24
Series 2008-18, Class SP, IF, 3.13%, 3/25/2038 (d)	117	104
Series 2008-18, Class FA, 6.34%, 3/25/2038 (d)	143	143
Series 2008-32, Class SA, IF, IO, 1.41%, 4/25/2038 (d)	118	9
Series 2008-27, Class SN, IF, IO, 1.46%, 4/25/2038 (d)	268	25
Series 2008-28, Class QS, IF, 4.39%, 4/25/2038 (d)	100	104
Series 2008-44, PO, 5/25/2038	10	9
Series 2008-46, Class HI, IO, 1.58%, 6/25/2038 (d)	215	12
Series 2008-53, Class CI, IF, IO, 1.76%, 7/25/2038 (d)	159	14
Series 2008-56, Class AC, 5.00%, 7/25/2038	128	126
Series 2008-60, Class JC, 5.00%, 7/25/2038	184	184
Series 2011-47, Class ZA, 5.50%, 7/25/2038	629	629
Series 2008-80, Class SA, IF, IO, 0.41%, 9/25/2038 (d)	570	39
Series 2008-81, Class SB, IF, IO, 0.41%, 9/25/2038 (d)	621	32
Series 2009-6, Class GS, IF, IO, 1.11%, 2/25/2039 (d)	393	33
Series 2009-4, Class BD, 4.50%, 2/25/2039	7	6
Series 2009-17, Class QS, IF, IO, 1.21%, 3/25/2039 (d)	128	9
Series 2009-52, Class PI, IO, 5.00%, 7/25/2039	285	48
Series 2009-47, Class MT, 7.00%, 7/25/2039	8	8
Series 2009-59, Class HB, 5.00%, 8/25/2039	1,128	1,122
Series 2009-60, Class HT, 6.00%, 8/25/2039	1,382	1,426
Series 2009-65, Class MT, 5.00%, 9/25/2039	281	277
Series 2009-69, Class WA, 6.01%, 9/25/2039 (d)	402	404
Series 2009-84, Class WS, IF, IO, 0.46%, 10/25/2039 (d)	170	11
Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	704	126
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2009-99, Class SC, IF, IO, 0.74%, 12/25/2039 (d)	211	14
Series 2009-103, Class MB, 5.29%, 12/25/2039 (d)	531	538
Series 2009-99, Class WA, 6.31%, 12/25/2039 (d)	996	1,007
Series 2009-113, Class AO, PO, 1/25/2040	171	140
Series 2009-112, Class ST, IF, IO, 0.81%, 1/25/2040 (d)	490	40
Series 2010-1, Class WA, 6.23%, 2/25/2040 (d)	186	188
Series 2010-49, Class SC, IF, 1.79%, 3/25/2040 (d)	763	683
Series 2010-16, Class WB, 6.14%, 3/25/2040 (d)	815	822
Series 2010-16, Class WA, 6.44%, 3/25/2040 (d)	702	710
Series 2010-35, Class SB, IF, IO, 0.98%, 4/25/2040 (d)	345	22
Series 2010-40, Class FJ, 6.04%, 4/25/2040 (d)	81	81
Series 2010-35, Class SJ, IF, 15.44%, 4/25/2040 (d)	459	445
Series 2010-42, Class S, IF, IO, 0.96%, 5/25/2040 (d)	212	14
Series 2010-43, Class FD, 6.04%, 5/25/2040 (d)	202	200
Series 2010-63, Class AP, PO, 6/25/2040	272	227
Series 2010-64, Class DM, 5.00%, 6/25/2040	1,378	1,367
Series 2010-58, Class MB, 5.50%, 6/25/2040	2,821	2,836
Series 2010-71, Class HJ, 5.50%, 7/25/2040	1,039	1,057
Series 2010-102, Class PN, 5.00%, 9/25/2040	948	942
Series 2010-111, Class AM, 5.50%, 10/25/2040	3,437	3,524
Series 2010-125, Class SA, IF, IO, 3.77%, 11/25/2040 (d)	1,257	34
Series 2010-147, Class SA, IF, IO, 1.09%, 1/25/2041 (d)	2,590	315
Series 2011-30, Class LS, IO, 1.56%, 4/25/2041 (d)	1,864	72
Series 2011-149, Class EF, 5.94%, 7/25/2041 (d)	127	127
Series 2011-75, Class FA, 5.99%, 8/25/2041 (d)	273	272
Series 2011-149, Class MF, 5.94%, 11/25/2041 (d)	543	540
Series 2011-118, Class LB, 7.00%, 11/25/2041	2,995	3,130
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	73

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2011-118, Class MT, 7.00%, 11/25/2041	3,782	3,931
Series 2011-118, Class NT, 7.00%, 11/25/2041	3,073	3,209
Series 2012-99, Class FA, 5.89%, 9/25/2042 (d)	946	920
Series 2012-101, Class FC, 5.94%, 9/25/2042 (d)	541	528
Series 2012-97, Class FB, 5.94%, 9/25/2042 (d)	1,817	1,776
Series 2012-108, Class F, 5.94%, 10/25/2042 (d)	1,448	1,416
Series 2012-120, Class ZB, 3.50%, 11/25/2042	5,281	4,879
Series 2013-81, Class TA, 3.00%, 2/25/2043	2,003	1,918
Series 2013-4, Class AJ, 3.50%, 2/25/2043	1,099	1,005
Series 2013-92, PO, 9/25/2043	3,834	2,863
Series 2013-101, Class DO, PO, 10/25/2043	3,372	2,461
Series 2013-128, PO, 12/25/2043	5,956	4,418
Series 2013-135, PO, 1/25/2044	2,098	1,535
Series 2014-29, Class PS, IF, IO, 0.61%, 5/25/2044 (d)	2,022	172
Series 2018-42, Class B, 3.00%, 6/25/2048	33,847	29,470
Series 2018-63, Class DA, 3.50%, 9/25/2048	1,425	1,285
Series 2018-94, Class DZ, 4.00%, 1/25/2049	10,861	9,913
Series 2010-103, Class SB, IF, IO, 0.66%, 11/25/2049 (d)	332	26
Series 2020-90, Class PE, 2.00%, 12/25/2050	11,808	9,332
Series 2011-2, Class WA, 5.84%, 2/25/2051 (d)	278	284
Series 2011-58, Class WA, 5.50%, 7/25/2051 (d)	160	156
FNMA, REMIC Trust, Whole Loan
Series 2004-W10, Class A6, 5.75%, 8/25/2034	1,782	1,798
Series 2007-W3, Class 1A3, 6.75%, 4/25/2037	112	111
Series 2007-W5, PO, 6/25/2037	95	74
Series 2007-W7, Class 1A4, IF, 6.56%, 7/25/2037 (d)	64	75
Series 2002-W6, Class 1A6, 6.15%, 6/25/2042	9,838	9,651
Series 2003-W4, Class 2A, 5.13%, 10/25/2042 (d)	67	67
Series 2003-W1, Class 1A1, 4.78%, 12/25/2042 (d)	483	456
Series 2003-W1, Class 2A, 5.28%, 12/25/2042 (d)	138	132
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-W11, Class 1A1, 6.00%, 5/25/2044	397	405
Series 2005-W1, Class 1A2, 6.50%, 10/25/2044	681	693
Series 2006-W3, Class 2A, 6.00%, 9/25/2046	410	418
Series 2007-W10, Class 2A, 6.26%, 8/25/2047 (d)	47	48
Series 2009-W1, Class A, 6.00%, 12/25/2049	1,359	1,385
FNMA, REMIC, Whole Loan
Series 2007-101, Class A2, 6.96%, 6/27/2036 (d)	1,577	1,574
Series 2007-54, Class FA, 5.84%, 6/25/2037 (d)	776	762
Series 2007-64, Class FB, 5.81%, 7/25/2037 (d)	256	254
Series 2007-106, Class A7, 6.03%, 10/25/2037 (d)	172	178
Series 2002-90, Class A1, 6.50%, 6/25/2042	275	280
FNMA, STRIPS
Series 300, Class 1, PO, 9/25/2024	—	—
Series 329, Class 1, PO, 1/25/2033	28	24
Series 345, Class 6, IO, 5.00%, 12/25/2033 (d)	41	5
Series 365, Class 8, IO, 5.50%, 5/25/2036	157	31
Series 374, Class 5, IO, 5.50%, 8/25/2036	107	18
Series 393, Class 6, IO, 5.50%, 4/25/2037	41	4
Series 383, Class 33, IO, 6.00%, 1/25/2038	108	21
Series 412, Class F2, 5.94%, 8/25/2042 (d)	1,921	1,897
Series 411, Class F1, 5.99%, 8/25/2042 (d)	4,348	4,171
FNMA, Whole Loan Series 2007-W1, Class 1AF1, 5.70%, 11/25/2046 (d)	2,938	2,909
GMACM Mortgage Loan Trust Series 2005-AR3, Class 3A4, 3.85%, 6/19/2035 (d)	227	207
GNMA
Series 2001-35, Class SA, IF, IO, 2.81%, 8/16/2031 (d)	53	—
Series 2002-52, Class GH, 6.50%, 7/20/2032	248	247
Series 2003-58, Class BE, 6.50%, 1/20/2033	333	332
Series 2003-12, Class SP, IF, IO, 2.27%, 2/20/2033 (d)	81	1
Series 2003-25, Class PZ, 5.50%, 4/20/2033	706	704
Series 2003-46, Class MG, 6.50%, 5/20/2033	255	254
Series 2003-52, Class AP, PO, 6/16/2033	124	116
Series 2003-75, Class ZX, 6.00%, 9/16/2033	388	391
Series 2010-41, Class WA, 5.83%, 10/20/2033 (d)	456	463
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2003-97, Class SA, IF, IO, 1.11%, 11/16/2033 (d)	197	3
Series 2003-112, Class SA, IF, IO, 1.11%, 12/16/2033 (d)	284	4
Series 2004-28, Class S, IF, 4.71%, 4/16/2034 (d)	129	136
Series 2005-7, Class JM, IF, 4.76%, 5/18/2034 (d)	3	3
Series 2004-46, PO, 6/20/2034	233	216
Series 2004-49, Class Z, 6.00%, 6/20/2034	959	972
Series 2010-103, Class WA, 5.67%, 8/20/2034 (d)	261	265
Series 2004-73, Class JL, IF, IO, 1.11%, 9/16/2034 (d)	1,008	75
Series 2004-71, Class SB, IF, 2.78%, 9/20/2034 (d)	99	103
Series 2004-71, Class ST, IF, 7.00%, 9/20/2034 (d)	99	99
Series 2004-89, Class LS, IF, 4.45%, 10/16/2034 (d)	71	75
Series 2004-90, Class SI, IF, IO, 0.67%, 10/20/2034 (d)	1,401	67
Series 2004-96, Class SC, IF, IO, 0.65%, 11/20/2034 (d)	854	—
Series 2005-3, Class SK, IF, IO, 1.32%, 1/20/2035 (d)	929	63
Series 2005-68, Class DP, IF, 3.34%, 6/17/2035 (d)	231	233
Series 2008-79, Class CS, IF, 1.37%, 6/20/2035 (d)	461	433
Series 2005-56, Class IC, IO, 5.50%, 7/20/2035	93	12
Series 2005-66, Class SP, IF, 2.71%, 8/16/2035 (d)	56	54
Series 2010-14, Class CO, PO, 8/20/2035	542	472
Series 2005-65, Class SA, IF, 2.14%, 8/20/2035 (d)	27	25
Series 2005-68, Class KI, IF, IO, 0.87%, 9/20/2035 (d)	1,932	149
Series 2005-72, Class AZ, 5.50%, 9/20/2035	426	428
Series 2005-82, PO, 10/20/2035	133	114
Series 2010-14, Class BO, PO, 11/20/2035	187	155
Series 2005-91, Class PI, IO, 6.00%, 12/20/2035	196	21
Series 2006-16, Class OP, PO, 3/20/2036	159	139
Series 2006-22, Class AO, PO, 5/20/2036	227	208
Series 2006-34, PO, 7/20/2036	30	27
Series 2006-33, Class Z, 6.50%, 7/20/2036	996	1,026
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-38, Class ZK, 6.50%, 8/20/2036	1,270	1,267
Series 2006-59, Class SD, IF, IO, 1.27%, 10/20/2036 (d)	310	17
Series 2006-57, Class PZ, 5.56%, 10/20/2036	548	545
Series 2006-65, Class SA, IF, IO, 1.37%, 11/20/2036 (d)	489	1
Series 2011-22, Class WA, 5.86%, 2/20/2037 (d)	188	192
Series 2007-57, PO, 3/20/2037	94	92
Series 2007-9, Class CI, IF, IO, 0.77%, 3/20/2037 (d)	609	29
Series 2007-17, Class JO, PO, 4/16/2037	323	271
Series 2007-17, Class JI, IF, IO, 1.37%, 4/16/2037 (d)	839	66
Series 2007-19, Class SD, IF, IO, 0.77%, 4/20/2037 (d)	300	6
Series 2010-129, Class AW, 5.89%, 4/20/2037 (d)	319	325
Series 2007-25, Class FN, 5.74%, 5/16/2037 (d)	260	256
Series 2007-28, Class BO, PO, 5/20/2037	45	39
Series 2007-26, Class SC, IF, IO, 0.77%, 5/20/2037 (d)	550	18
Series 2007-27, Class SD, IF, IO, 0.77%, 5/20/2037 (d)	602	18
Series 2007-35, PO, 6/16/2037	833	722
Series 2007-36, Class HO, PO, 6/16/2037	80	75
Series 2007-36, Class SE, IF, IO, 1.03%, 6/16/2037 (d)	343	9
Series 2007-36, Class SJ, IF, IO, 0.82%, 6/20/2037 (d)	449	8
Series 2007-45, Class QA, IF, IO, 1.21%, 7/20/2037 (d)	689	34
Series 2007-40, Class SN, IF, IO, 1.25%, 7/20/2037 (d)	654	20
Series 2007-40, Class SD, IF, IO, 1.32%, 7/20/2037 (d)	478	23
Series 2007-53, Class ES, IF, IO, 1.12%, 9/20/2037 (d)	495	17
Series 2007-53, Class SW, IF, 3.90%, 9/20/2037 (d)	111	113
Series 2008-7, Class SP, IF, 2.53%, 10/20/2037 (d)	80	76
Series 2009-79, Class OK, PO, 11/16/2037	840	725
Series 2007-74, Class SL, IF, IO, 1.10%, 11/16/2037 (d)	588	9
Series 2007-73, Class MI, IF, IO, 0.57%, 11/20/2037 (d)	551	10
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	75

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2007-76, Class SB, IF, IO, 1.07%, 11/20/2037 (d)	1,071	18
Series 2007-67, Class SI, IF, IO, 1.08%, 11/20/2037 (d)	584	16
Series 2007-72, Class US, IF, IO, 1.12%, 11/20/2037 (d)	485	8
Series 2008-7, Class SK, IF, 3.65%, 11/20/2037 (d)	57	55
Series 2007-79, Class SY, IF, IO, 1.12%, 12/20/2037 (d)	717	19
Series 2008-1, PO, 1/20/2038	32	28
Series 2015-137, Class WA, 5.54%, 1/20/2038 (d)	1,805	1,823
Series 2009-106, Class ST, IF, IO, 0.57%, 2/20/2038 (d)	4,485	173
Series 2008-17, IO, 5.50%, 2/20/2038	107	—
Series 2008-33, Class XS, IF, IO, 2.26%, 4/16/2038 (d)	321	23
Series 2008-36, Class SH, IF, IO, 0.87%, 4/20/2038 (d)	725	—
Series 2008-40, Class SA, IF, IO, 0.96%, 5/16/2038 (d)	2,193	121
Series 2008-55, Class SA, IF, IO, 0.77%, 6/20/2038 (d)	178	6
Series 2008-50, Class KB, 6.00%, 6/20/2038	368	376
Series 2008-60, Class CS, IF, IO, 0.72%, 7/20/2038 (d)	620	16
Series 2008-69, Class QD, 5.75%, 7/20/2038	147	147
Series 2008-71, Class SC, IF, IO, 0.57%, 8/20/2038 (d)	210	3
Series 2012-59, Class WA, 5.58%, 8/20/2038 (d)	917	921
Series 2008-76, Class US, IF, IO, 0.47%, 9/20/2038 (d)	750	21
Series 2008-81, Class S, IF, IO, 0.77%, 9/20/2038 (d)	1,566	25
Series 2009-25, Class SE, IF, IO, 2.17%, 9/20/2038 (d)	321	13
Series 2011-97, Class WA, 6.10%, 11/20/2038 (d)	479	489
Series 2008-93, Class AS, IF, IO, 0.27%, 12/20/2038 (d)	839	39
Series 2008-96, Class SL, IF, IO, 0.57%, 12/20/2038 (d)	462	9
Series 2008-95, Class DS, IF, IO, 1.87%, 12/20/2038 (d)	1,348	42
Series 2011-163, Class WA, 5.87%, 12/20/2038 (d)	2,001	2,027
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2014-6, Class W, 5.33%, 1/20/2039 (d)	1,503	1,518
Series 2009-6, Class SA, IF, IO, 0.66%, 2/16/2039 (d)	302	—
Series 2009-11, Class SC, IF, IO, 0.71%, 2/16/2039 (d)	385	9
Series 2009-10, Class SA, IF, IO, 0.52%, 2/20/2039 (d)	587	26
Series 2009-6, Class SH, IF, IO, 0.61%, 2/20/2039 (d)	356	—
Series 2009-31, Class TS, IF, IO, 0.87%, 3/20/2039 (d)	313	4
Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	199	19
Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	454	38
Series 2009-22, Class SA, IF, IO, 0.84%, 4/20/2039 (d)	936	48
Series 2009-35, Class ZB, 5.50%, 5/16/2039	8,260	8,148
Series 2009-33, Class CI, IO, 5.50%, 5/20/2039	123	12
Series 2009-33, Class TI, IO, 6.00%, 5/20/2039	170	20
Series 2009-43, Class SA, IF, IO, 0.52%, 6/20/2039 (d)	572	18
Series 2009-42, Class SC, IF, IO, 0.65%, 6/20/2039 (d)	785	49
Series 2009-64, Class SN, IF, IO, 0.66%, 7/16/2039 (d)	707	26
Series 2009-72, Class SM, IF, IO, 0.81%, 8/16/2039 (d)	851	49
Series 2009-104, Class AB, 7.00%, 8/16/2039	67	67
Series 2009-81, Class SB, IF, IO, 0.66%, 9/20/2039 (d)	1,538	106
Series 2009-75, Class MN, 5.50%, 9/20/2039	2,673	2,737
Series 2009-106, Class AS, IF, IO, 0.96%, 11/16/2039 (d)	1,315	100
Series 2013-147, Class BE, 4.00%, 12/20/2039	3,874	3,574
Series 2015-91, Class W, 5.27%, 5/20/2040 (d)	1,778	1,794
Series 2013-75, Class WA, 5.10%, 6/20/2040 (d)	486	486
Series 2011-137, Class WA, 5.60%, 7/20/2040 (d)	873	883
Series 2010-130, Class CP, 7.00%, 10/16/2040	1,528	1,597
Series 2010-157, Class OP, PO, 12/20/2040	1,759	1,459
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2011-75, Class SM, IF, IO, 1.17%, 5/20/2041 (d)	1,099	58
Series 2013-26, Class AK, 4.68%, 9/20/2041 (d)	1,128	1,113
Series 2014-188, Class W, 4.56%, 10/20/2041 (d)	1,198	1,178
Series 2012-141, Class WA, 4.51%, 11/16/2041 (d)	1,456	1,426
Series 2011-157, Class UY, 3.00%, 12/20/2041	1,500	1,291
Series 2012-141, Class WC, 3.72%, 1/20/2042 (d)	1,248	1,159
Series 2012-141, Class WB, 4.03%, 9/16/2042 (d)	813	762
Series 2014-41, Class W, 4.68%, 10/20/2042 (d)	1,302	1,283
Series 2013-54, Class WA, 4.91%, 11/20/2042 (d)	842	840
Series 2013-91, Class WA, 4.43%, 4/20/2043 (d)	1,116	1,050
Series 2019-78, Class SW, IF, IO, 0.67%, 6/20/2049 (d)	7,508	465
Series 2020-123, Class LB, 1.00%, 8/20/2050	12,100	9,771
Series 2020-134, Class ST, IF, IO, 3.11%, 9/20/2050 (d)	44,395	1,090
Series 2021-201, Class Z, 3.00%, 11/20/2051	17,214	12,025
Series 2012-H24, Class FA, 5.50%, 3/20/2060 (d)	154	152
Series 2012-H24, Class FG, 5.59%, 4/20/2060 (d)	78	77
Series 2013-H03, Class FA, 5.59%, 8/20/2060 (d)	—	—
Series 2011-H05, Class FB, 5.96%, 12/20/2060 (d)	813	810
Series 2011-H06, Class FA, 5.91%, 2/20/2061 (d)	777	774
Series 2012-H21, Class CF, 6.16%, 5/20/2061 (d)	71	70
Series 2011-H19, Class FA, 5.93%, 8/20/2061 (d)	528	526
Series 2012-H26, Class JA, 6.01%, 10/20/2061 (d)	17	17
Series 2012-H10, Class FA, 6.01%, 12/20/2061 (d)	4,295	4,282
Series 2012-H08, Class FB, 6.06%, 3/20/2062 (d)	1,095	1,093
Series 2013-H07, Class MA, 6.01%, 4/20/2062 (d)	8	8
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2012-H08, Class FS, 6.16%, 4/20/2062 (d)	2,875	2,871
Series 2012-H15, Class FA, 5.50%, 5/20/2062 (d)	—	—
Series 2012-H26, Class MA, 6.01%, 7/20/2062 (d)	38	37
Series 2012-H18, Class NA, 5.98%, 8/20/2062 (d)	333	332
Series 2012-H28, Class FA, 6.04%, 9/20/2062 (d)	47	46
Series 2012-H24, Class FE, 4.60%, 10/20/2062 (d)	35	34
Series 2012-H29, Class FA, 5.98%, 10/20/2062 (d)	2,884	2,875
Series 2013-H02, Class HF, 5.76%, 11/20/2062 (d)	2	2
Series 2023-48, Class W, 4.01%, 12/20/2062 (d)	12,308	11,199
Series 2013-H01, Class FA, 1.65%, 1/20/2063	5	5
Series 2013-H01, Class JA, 5.78%, 1/20/2063 (d)	1,169	1,159
Series 2013-H04, Class SA, 5.88%, 2/20/2063 (d)	993	987
Series 2013-H08, Class FC, 5.91%, 2/20/2063 (d)	1,035	1,030
Series 2013-H07, Class HA, 5.87%, 3/20/2063 (d)	1,910	1,901
Series 2013-H09, Class HA, 1.65%, 4/20/2063	63	59
Series 2013-H14, Class FG, 5.93%, 5/20/2063 (d)	401	400
Series 2013-H14, Class FC, 5.93%, 6/20/2063 (d)	343	342
Series 2014-H01, Class FD, 6.11%, 1/20/2064 (d)	2,304	2,300
Series 2014-H05, Class FA, 6.15%, 2/20/2064 (d)	7,856	7,847
Series 2014-H06, Class HB, 6.11%, 3/20/2064 (d)	822	821
Series 2014-H09, Class TA, 6.06%, 4/20/2064 (d)	1,349	1,345
Series 2014-H10, Class TA, 6.06%, 4/20/2064 (d)	10,949	10,917
Series 2014-H11, Class VA, 5.96%, 6/20/2064 (d)	11,592	11,540
Series 2014-H15, Class FA, 5.96%, 7/20/2064 (d)	11,522	11,473
Series 2014-H17, Class FC, 5.96%, 7/20/2064 (d)	7,793	7,717
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	77

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2014-H19, Class FE, 5.93%, 9/20/2064 (d)	8,802	8,761
Series 2014-H20, Class LF, 6.06%, 10/20/2064 (d)	5,527	5,479
Series 2015-H02, Class FB, 5.96%, 12/20/2064 (d)	2,183	2,175
Series 2015-H03, Class FA, 5.96%, 12/20/2064 (d)	1,575	1,569
Series 2015-H07, Class ES, 5.93%, 2/20/2065 (d)	3,708	3,686
Series 2015-H05, Class FC, 5.94%, 2/20/2065 (d)	18,264	18,098
Series 2015-H06, Class FA, 5.94%, 2/20/2065 (d)	6,729	6,701
Series 2015-H08, Class FC, 5.94%, 3/20/2065 (d)	22,741	22,661
Series 2015-H10, Class FC, 5.94%, 4/20/2065 (d)	21,733	21,645
Series 2015-H12, Class FA, 5.94%, 5/20/2065 (d)	11,496	11,453
Series 2015-H15, Class FD, 5.90%, 6/20/2065 (d)	5,702	5,677
Series 2015-H15, Class FJ, 5.90%, 6/20/2065 (d)	8,586	8,550
Series 2015-H18, Class FA, 5.91%, 6/20/2065 (d)	4,131	4,114
Series 2015-H16, Class FG, 5.90%, 7/20/2065 (d)	10,488	10,438
Series 2015-H16, Class FL, 5.90%, 7/20/2065 (d)	13,700	13,640
Series 2015-H20, Class FA, 5.93%, 8/20/2065 (d)	9,233	9,193
Series 2015-H26, Class FG, 5.98%, 10/20/2065 (d)	2,705	2,681
Series 2015-H32, Class FH, 6.12%, 12/20/2065 (d)	5,856	5,846
Series 2016-H07, Class FA, 6.21%, 3/20/2066 (d)	23,252	23,241
Series 2016-H07, Class FB, 6.21%, 3/20/2066 (d)	5,867	5,864
Series 2016-H11, Class FD, 4.87%, 5/20/2066 (d)	12,577	12,530
Series 2016-H26, Class FC, 6.46%, 12/20/2066 (d)	8,258	8,241
Series 2017-H08, Class XI, IO, 0.08%, 3/20/2067 (d)	40,484	1,583
Series 2017-H14, Class XI, IO, 0.44%, 6/20/2067 (d)	31,663	1,042
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-H09, Class FE, 5.50%, 6/20/2068 (d)	2,301	2,273
Series 2019-H20, Class ID, IO, 0.04%, 12/20/2069 (d)	17,742	959
Series 2020-H02, Class MI, IO, 0.03%, 1/20/2070 (d)	38,684	1,316
Series 2020-H05, IO, 0.04%, 3/20/2070 (d)	36,986	1,796
Series 2020-H09, IO, 0.03%, 5/20/2070 (d)	43,345	1,753
Series 2020-H09, Class CI, IO, 0.03%, 5/20/2070 (d)	37,491	2,434
Series 2020-H09, Class IC, IO, 1.25%, 5/20/2070 (d)	43,056	2,893
Series 2020-H11, IO, 0.04%, 6/20/2070 (d)	23,603	1,326
Series 2020-H12, Class IJ, IO, 0.02%, 7/20/2070 (d)	33,736	2,049
Series 2020-H12, Class HI, IO, 0.30%, 7/20/2070 (d)	28,160	2,417
Series 2020-H15, IO, 0.04%, 8/20/2070 (d)	42,197	2,646
Series 2021-H14, Class BF, 6.72%, 9/20/2071 (d)	8,205	8,363
Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051 ‡	6,367	6,014
Grene 2023-Senior, 5.50%, 1/17/2061 ‡	12,077	11,927
Grene Energy Senio, 11.00%, 1/25/2026 ‡	1,941	1,650
GS Mortgage-Backed Securities Corp. Trust Series 2021-RPL1, Class A1, 1.75%, 12/25/2060 (a) (d)	43,624	39,735
GSMPS Mortgage Loan Trust
Series 2004-4, Class 1AF, 5.84%, 6/25/2034 (a) (d)	278	244
Series 2005-RP2, Class 1AF, 5.79%, 3/25/2035 (a) (d)	477	431
Series 2005-RP3, Class 1AS, IO, 3.73%, 9/25/2035 (a) (d)	2,457	12
Series 2005-RP3, Class 1AF, 5.79%, 9/25/2035 (a) (d)	3,316	2,778
GSR Mortgage Loan Trust
Series 2003-3F, Class 4A3, 5.75%, 4/25/2033	43	42
Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	198	190
Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	167	166
Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	86	83
Series 2005-5F, Class 8A3, 5.50%, 6/25/2035 (d)	79	74
Series 2005-AR6, Class 3A1, 4.34%, 9/25/2035 (d)	24	22
Series 2005-7F, Class 3A9, 6.00%, 9/25/2035	375	356
Series 2006-1F, Class 1A3, 5.50%, 2/25/2036	97	177
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2006-1F, Class 2A4, 6.00%, 2/25/2036	1,493	712
Headlands Residential LLC Series 2021-RPL1, Class NOTE, 2.49%, 9/25/2026 (a) (d)	26,868	26,205
Home RE Ltd. (Bermuda) Series 2022-1, Class M1B, 8.82%, 10/25/2034 (a) (d)	9,350	9,548
Impac CMB Trust Series 2005-4, Class 2A1, 6.04%, 5/25/2035 (d)	569	523
Impac Secured Assets CMN Owner Trust Series 2003-2, Class A1, 5.50%, 8/25/2033	287	220
Impac Secured Assets Trust Series 2006-1, Class 2A1, 6.14%, 5/25/2036 (d)	397	348
JPMorgan Mortgage Trust
Series 2006-A2, Class 5A3, 6.09%, 11/25/2033 (d)	431	410
Series 2004-A3, Class 4A1, 5.63%, 7/25/2034 (d)	12	12
Series 2006-A3, Class 6A1, 4.70%, 8/25/2034 (d)	124	119
Series 2006-A2, Class 4A1, 5.59%, 8/25/2034 (d)	1,398	1,381
Series 2004-S1, Class 1A7, 5.00%, 9/25/2034	19	17
Series 2004-A4, Class 1A1, 5.96%, 9/25/2034 (d)	57	53
Series 2005-A1, Class 3A4, 5.11%, 2/25/2035 (d)	217	201
Series 2007-A1, Class 5A1, 5.53%, 7/25/2035 (d)	146	141
Series 2007-A1, Class 5A2, 5.53%, 7/25/2035 (d)	58	56
Legacy Mortgage Asset Trust
Series 2020-GS1, Class A1, 6.88%, 10/25/2059 (a) (e)	5,726	5,726
Series 2021-GS1, Class A1, 4.89%, 10/25/2066 (a) (e)	18,213	17,982
Lehman Mortgage Trust
Series 2006-2, Class 1A1, 5.79%, 4/25/2036 (d)	308	193
Series 2007-6, Class 1A8, 6.00%, 7/25/2037	65	57
Series 2008-2, Class 1A6, 6.00%, 3/25/2038	1,896	586
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1, 5.95%, 4/21/2034 (d)	388	365
Series 2004-3, Class 4A2, 4.03%, 4/25/2034 (d)	149	129
Series 2004-15, Class 3A1, 6.45%, 12/25/2034 (d)	60	55
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

MASTR Alternative Loan Trust
Series 2004-10, Class 1A1, 4.50%, 9/25/2019	2	2
Series 2004-8, Class 6A1, 5.50%, 9/25/2019	1	1
Series 2003-9, Class 2A1, 6.00%, 12/25/2033	174	171
Series 2003-9, Class 8A1, 6.00%, 1/25/2034	72	64
Series 2004-3, Class 3A1, 6.00%, 4/25/2034	935	911
Series 2004-3, Class 2A1, 6.25%, 4/25/2034	134	133
Series 2004-6, Class 30, PO, 7/25/2034	118	90
Series 2004-6, Class 7A1, 6.00%, 7/25/2034	81	77
Series 2004-7, Class 30, PO, 8/25/2034	81	58
Series 2005-6, Class 3A1, 5.50%, 12/25/2035	65	50
MASTR Asset Securitization Trust
Series 2004-6, Class 15, PO, 7/25/2019 ‡	—	—
Series 2003-12, Class 30, PO, 12/25/2033	8	5
Series 2003-12, Class 6A1, 5.00%, 12/25/2033	65	61
Series 2004-4, Class 1A6, 5.25%, 12/26/2033	153	142
Series 2004-P7, Class A6, 5.50%, 12/27/2033 (a)	68	57
Series 2004-1, Class 30, PO, 2/25/2034	9	5
MASTR Reperforming Loan Trust
Series 2005-2, Class 1A1F, 5.79%, 5/25/2035 (a) (d)	5,231	2,691
Series 2006-2, Class 1A1, 4.13%, 5/25/2036 (a) (d)	545	427
MASTR Resecuritization Trust Series 2005-PO, Class 3, PO, 5/28/2035 (a)	73	51
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1, 6.06%, 10/25/2028 (d)	195	183
Series 2003-F, Class A1, 6.08%, 10/25/2028 (d)	270	250
Series 2004-A, Class A1, 5.90%, 4/25/2029 (d)	77	71
Series 2004-C, Class A2, 6.24%, 7/25/2029 (d)	127	122
Series 2003-A5, Class 2A6, 5.82%, 8/25/2033 (d)	99	93
Series 2004-A4, Class A2, 4.93%, 8/25/2034 (d)	224	206
Series 2004-1, Class 2A1, 5.07%, 12/25/2034 (d)	214	197
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	79

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2005-A2, Class A1, 5.45%, 2/25/2035 (d)	429	393
Merrill Lynch Mortgage-Backed Securities Trust Series 2007-3, Class 1A3, 6.44%, 6/25/2037 (d)	30	29
Mill City Securities Ltd. (Cayman Islands) Series 2021-RS1, Class A1, 2.91%, 4/28/2066 (a) (d)	36,804	33,248
Morgan Stanley Mortgage Loan Trust
Series 2004-9, Class 4A, 3.16%, 10/25/2019 (d)	53	47
Series 2004-3, Class 4A, 5.64%, 4/25/2034 (d)	609	592
MRFC Mortgage Pass-Through Trust
Series 2000-TBC2, Class A1, 5.91%, 6/15/2030 (d)	405	384
Series 2000-TBC3, Class A1, 5.87%, 12/15/2030 (d)	98	92
NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (a) (d)	253	218
Nited Mortgage Mezz, 8.00%, 2/25/2025 ‡	30,000	30,000
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A5, 7.00%, 4/25/2033	68	67
Series 2003-A1, Class A1, 5.50%, 5/25/2033	16	15
Series 2003-A1, Class A2, 6.00%, 5/25/2033	45	44
Ocwen Frn Series 2021-GNMSR1, 5.00%, 4/30/2024 ‡	25,457	25,266
Ocwen Loan Investment Trust Series 2024-HB1, Class A, 3.00%, 2/25/2037 ‡ (a)	15,930	15,126
Pnmac jun26, 8.53%, 6/25/2026 ‡	48,000	48,000
Prime Mortgage Trust Series 2004-CL1, Class 1A1, 6.00%, 2/25/2034	181	173
PRPM LLC Series 2024-RCF1, Class A1, 4.00%, 1/25/2054 (a) (e)	11,346	10,820
RALI Trust
Series 2002-QS16, Class A3, IF, 5.26%, 10/25/2017 ‡ (d)	—	—
Series 2003-QS12, Class A2A, IF, IO, 2.16%, 6/25/2018 ‡ (d)	—	—
Series 2003-QS12, Class A5, IO, 5.00%, 6/25/2018 ‡	—	— (h)
Series 2005-QA6, Class A32, 5.68%, 5/25/2035 (d)	635	361
Series 2007-QS1, Class 1A1, 6.00%, 1/25/2037	69	52
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Reperforming Loan REMIC Trust Series 2005-R1, Class 2A, PO, 3/25/2035 (a)	31	18
Residential Asset Securitization Trust Series 2003-A8, Class A5, 4.25%, 10/25/2018	12	13
SART Series 2017-1, 0.00%, 7/15/2024 ‡	753	745
Seasoned Credit Risk Transfer Trust
Series 2017-4, Class M60C, 3.50%, 6/25/2057	9,373	8,522
Series 2017-4, Class MT, 3.50%, 6/25/2057	27,495	24,454
Series 2018-4, Class MA, 3.50%, 3/25/2058	30,940	29,012
Series 2018-4, Class MZ, 3.50%, 3/25/2058	14,459	10,394
Series 2019-1, Class MT, 3.50%, 7/25/2058	36,964	32,629
Series 2019-1, Class M55D, 4.00%, 7/25/2058	20,733	19,240
Series 2019-2, Class MA, 3.50%, 8/25/2058	15,080	14,089
Series 2019-3, Class MB, 3.50%, 10/25/2058	26,490	21,512
Series 2020-1, Class M55G, 3.00%, 8/25/2059	32,687	29,147
Series 2020-2, Class MB, 2.00%, 11/25/2059	11,989	8,178
Series 2020-3, Class MT, 2.00%, 5/25/2060	47,421	37,250
Series 2022-1, Class MTU, 3.25%, 11/25/2061	66,725	57,146
Series 2023-1, Class MT, 3.00%, 10/25/2062	58,825	49,232
Seasoned Loans Structured Transaction Series 2018-1, Class A1, 3.50%, 6/25/2028	8,100	7,721
Sequoia Mortgage Trust
Series 2004-8, Class A1, 6.13%, 9/20/2034 (d)	350	302
Series 2004-8, Class A2, 6.41%, 9/20/2034 (d)	459	417
Series 2004-10, Class A1A, 6.05%, 11/20/2034 (d)	148	135
Series 2004-11, Class A1, 6.03%, 12/20/2034 (d)	354	313
Series 2004-12, Class A3, 6.00%, 1/20/2035 (d)	398	379
Starwoood Anoo, 9.75%, 4/15/2025 ‡ (a)	29,169	29,096
Structured Asset Mortgage Investments II Trust
Series 2004-AR5, Class 1A1, 6.09%, 10/19/2034 (d)	381	351
Series 2005-AR5, Class A3, 5.93%, 7/19/2035 (d)	1,569	1,434
Structured Asset Securities Corp.
Series 2004-4XS, Class 1A5, 5.99%, 2/25/2034 (e)	855	805
Series 2005-RF3, Class 1A, 5.79%, 6/25/2035 (a) (d)	351	299
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-34A, Class 3A3, 5.72%, 11/25/2033 (d)	60	59
Series 2003-37A, Class 2A, 5.79%, 12/25/2033 (d)	531	507
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1, 6.08%, 9/25/2043 (d)	913	846
Series 2004-4, Class 3A, 5.61%, 12/25/2044 (d)	669	617
Towd Point Mortgage Trust
Series 2017-FRE2, Class M6, 4.00%, 11/25/2047 (a) (e)	15,857	14,927
Series 2021-R1, Class A1, 2.92%, 11/30/2060 (a) (d)	93,204	78,482
Series 2021-R1, Class A2C, 3.31%, 11/30/2060 (a)	10,000	7,925
Two Harbors Msr Frn, 7.55%, 10/25/2024 ‡ (a)	72,000	71,640
Vendee Mortgage Trust
Series 1996-1, Class 1Z, 6.75%, 2/15/2026	181	183
Series 1996-2, Class 1Z, 6.75%, 6/15/2026	72	72
Series 1997-1, Class 2Z, 7.50%, 2/15/2027	265	269
Series 1998-1, Class 2E, 7.00%, 3/15/2028	229	230
Series 2010-1, Class DZ, 4.25%, 4/15/2040	4,005	3,811
VM Master Issuer LLC Series 2022-1, Class A1, 5.16%, 5/24/2025 ‡ (a) (d)	47,353	46,723
WaMu Mortgage Pass-Through Certificates
Series 2003-S4, Class 2A10, IF, 2.52%, 6/25/2033 (d)	62	55
Series 2004-RS2, Class A4, 5.00%, 11/25/2033	137	127
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-S1, Class A5, 5.50%, 4/25/2033	258	252
Series 2003-AR7, Class A7, 5.58%, 8/25/2033 (d)	234	213
Series 2003-AR9, Class 1A6, 5.66%, 9/25/2033 (d)	1,304	1,189
Series 2003-AR9, Class 2A, 5.88%, 9/25/2033 (d)	123	110
Series 2003-S9, Class P, PO, 10/25/2033	11	8
Series 2003-S9, Class A8, 5.25%, 10/25/2033	897	857
Series 2003-AR11, Class A6, 5.86%, 10/25/2033 (d)	691	631
Series 2004-AR3, Class A1, 4.56%, 6/25/2034 (d)	293	263
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-AR3, Class A2, 4.56%, 6/25/2034 (d)	377	338
Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	631	611
Series 2004-S3, Class 1A5, 5.00%, 7/25/2034	50	48
Series 2006-AR10, Class 2P, 4.18%, 9/25/2036 (d)	36	31
Series 2006-AR8, Class 1A2, 4.40%, 8/25/2046 (d)	234	202
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-1, Class CP, PO, 3/25/2035	33	21
Series 2005-1, Class 1A1, 5.50%, 3/25/2035	332	299
Series 2005-2, Class 2A3, IF, IO, 4.54%, 4/25/2035 (d)	592	17
Series 2005-2, Class 1A4, IF, IO, 4.59%, 4/25/2035 (d)	2,774	74
Series 2005-4, Class CB7, 5.50%, 6/25/2035	945	798
Series 2005-4, Class CX, IO, 5.50%, 6/25/2035	979	149
Series 2005-6, Class 2A4, 5.50%, 8/25/2035	152	126
Series 2006-1, Class 3A2, 5.75%, 2/25/2036	75	66
Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2003-MS7, Class P, PO, 3/25/2033	—	—
Wells Fargo Alternative Loan Trust
Series 2003-1, Class A, PO, 9/25/2033	10	7
Series 2007-PA3, Class 1A2, 5.75%, 7/25/2037	89	74
Wells Fargo Mortgage-Backed Securities Trust Series 2007-7, Class A7, 6.00%, 6/25/2037	47	41
Total Collateralized Mortgage Obligations (Cost $2,269,692)		2,141,266
U.S. Government Agency Securities — 0.4%
FFCB Funding Corp. 1.84%, 1/25/2036	25,000	17,809
FHLB
1.87%, 2/8/2036	32,500	23,290
1.93%, 2/11/2036	40,000	28,872
Israel Government AID Bond (Israel)
2.17%, 11/1/2024 (g)	5,000	4,821
5.50%, 9/18/2033	6,771	7,278
Resolution Funding Corp. STRIPS
DN, 3.40%, 1/15/2030 (g)	30,700	23,405
DN, 3.02%, 4/15/2030 (g)	26,456	19,904
Tennessee Valley Authority
5.88%, 4/1/2036	31,814	35,319
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	81

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — continued
5.50%, 6/15/2038	493	537
4.63%, 9/15/2060	4,157	3,896
4.25%, 9/15/2065	2,604	2,259
Tennessee Valley Authority STRIPS
DN, 4.57%, 11/1/2025 (g)	17,495	16,139
DN, 6.40%, 7/15/2028 (g)	3,119	2,574
DN, 4.10%, 12/15/2028 (g)	3,500	2,845
DN, 5.65%, 6/15/2035 (g)	2,242	1,301
Total U.S. Government Agency Securities (Cost $206,695)		190,249
Municipal Bonds — 0.4% (i)
California — 0.0% ^
City of Los Angeles Department of Airports, Federally Taxable Build America Bonds Direct Payment to Issuer Series 2009C, Rev., 6.58%, 5/15/2039	2,810	3,046
Regents of the University of California, Medical Center Pooled Series 2020N, Rev., 3.71%, 5/15/2120	21,120	14,449
State of California, Various Purpose GO, 7.30%, 10/1/2039	2,400	2,808
Total California		20,303
New York — 0.1%
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2010D, Rev., 5.60%, 3/15/2040	2,240	2,306
Port Authority of New York and New Jersey, Consolidated
Series 164, Rev., 5.65%, 11/1/2040	10,965	11,449
Series 165, Rev., 5.65%, 11/1/2040	3,780	3,947
Series 174, Rev., 4.46%, 10/1/2062	17,925	15,966
Total New York		33,668
Ohio — 0.1%
American Municipal Power, Inc., Meldahl Hydroelectric Project Series 2010B, Rev., 7.50%, 2/15/2050	11,555	14,123
County of Franklin, Hospital Facilities, Nationwide Children's Hospital Project Rev., 2.88%, 11/1/2050	4,675	3,102
Ohio State University (The), General Receipts Series 2011A, Rev., 4.80%, 6/1/2111	9,576	8,729
Ohio University, General Receipts, Federally Taxable Rev., 5.59%, 12/1/2114	5,822	5,611
Total Ohio		31,565
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oklahoma — 0.1%
Oklahoma Development Finance Authority, Natural Gas Co. Series 2022, Rev., 4.71%, 5/1/2052	11,680	11,031
Oklahoma Development Finance Authority, Public Service Co. Series 2022, Rev., 4.62%, 6/1/2044	27,500	26,205
Total Oklahoma		37,236
Pennsylvania — 0.0% ^
Chester County Health and Education Facilities Authority, Main Line Health System Series 2020C, Rev., 3.31%, 6/1/2051	11,130	7,956
Texas — 0.1%
Texas Natural Gas Securitization Finance Corp., Customer Rate Relief Bonds
Series 2023A-1, Rev., 5.10%, 4/1/2035	13,200	13,291
Series 2023A-2, Rev., 5.17%, 4/1/2041	20,730	21,020
Total Texas		34,311
Total Municipal Bonds (Cost $179,594)		165,039
Foreign Government Securities — 0.3%
Kingdom of Saudi Arabia
2.25%, 2/2/2033 (a)	10,140	8,061
3.45%, 2/2/2061 (a)	4,399	2,880
Republic of Chile 2.55%, 1/27/2032	9,568	8,056
Republic of Peru 5.63%, 11/18/2050	737	729
United Arab Emirates Government Bond 2.88%, 10/19/2041 (a)	15,748	11,443
United Mexican States
3.75%, 1/11/2028	22,959	21,771
2.66%, 5/24/2031	20,674	17,144
3.50%, 2/12/2034	6,211	5,138
6.00%, 5/7/2036	8,056	8,034
4.75%, 3/8/2044	3,906	3,220
4.60%, 1/23/2046	15,089	12,038
4.35%, 1/15/2047	4,228	3,256
4.60%, 2/10/2048	1,928	1,524
4.40%, 2/12/2052	14,965	11,297
6.34%, 5/4/2053	4,796	4,678
3.77%, 5/24/2061	11,682	7,518
5.75%, 10/12/2110	5,118	4,400
Total Foreign Government Securities (Cost $160,364)		131,187
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 0.1% (b) (j)
Consumer Finance — 0.1%
OneSky Loan Trust, 1st Lien Term Loan (3-MONTH SOFR + 3.00%), 3.88%, 1/15/2031 (Cost $61,366)	62,271	57,804
	SHARES (000)
Short-Term Investments — 3.6%
Investment Companies — 3.6%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.35% (k) (l) (Cost $1,597,385)	1,597,047	1,597,845
Total Investments — 100.1% (Cost $48,072,538)		44,565,360
Liabilities in Excess of Other Assets — (0.1)%		(33,279)
NET ASSETS — 100.0%		44,532,081

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 29, 2024.
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 29, 2024. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

RE	Reinsured
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(c)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 29, 2024 is $60,016 or 0.13% of the
Fund’s net assets as of February 29, 2024.

(d)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(e)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 29, 2024.

(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	83

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
(g)	The rate shown is the effective yield as of February 29, 2024.
(h)	Value is zero.
(i)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(j)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of February 29, 2024.
Futures contracts outstanding as of February 29, 2024 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	10,619	06/18/2024	USD	1,173,400	4,280
U.S. Treasury 10 Year Ultra Note	1,711	06/18/2024	USD	195,455	1,239
U.S. Treasury Ultra Bond	1,441	06/18/2024	USD	184,448	4,051
U.S. Treasury 2 Year Note	5,538	06/28/2024	USD	1,134,295	847
U.S. Treasury 5 Year Note	16,052	06/28/2024	USD	1,717,689	4,775
					15,192

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Income Funds	February 29, 2024

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 30.6%
Aerospace & Defense — 0.3%
Airbus SE (France) 3.95%, 4/10/2047 (a)	150	123
BAE Systems plc (United Kingdom)
1.90%, 2/15/2031 (a)	764	618
3.00%, 9/15/2050 (a)	1,494	1,001
Boeing Co. (The)
2.75%, 2/1/2026	1,671	1,587
2.20%, 2/4/2026	1,651	1,549
3.10%, 5/1/2026	1,292	1,231
2.70%, 2/1/2027	5,849	5,447
Bombardier, Inc. (Canada) 6.00%, 2/15/2028 (a)	4,000	3,883
BWX Technologies, Inc.
4.13%, 6/30/2028 (a)	675	628
4.13%, 4/15/2029 (a)	3,553	3,297
Howmet Aerospace, Inc. 5.95%, 2/1/2037	4,040	4,102
L3Harris Technologies, Inc. 5.60%, 7/31/2053	2,166	2,184
Lockheed Martin Corp. 4.50%, 5/15/2036	4,859	4,593
Northrop Grumman Corp. 4.95%, 3/15/2053	2,476	2,288
RTX Corp.
5.15%, 2/27/2033	3,712	3,676
4.50%, 6/1/2042	3,088	2,700
4.35%, 4/15/2047	162	136
5.38%, 2/27/2053	1,882	1,826
6.40%, 3/15/2054	10,110	11,192
Spirit AeroSystems, Inc. 9.38%, 11/30/2029 (a)	2,690	2,909
TransDigm, Inc.
6.38%, 3/1/2029 (a)	2,714	2,726
6.63%, 3/1/2032 (a)	2,712	2,729
Triumph Group, Inc. 7.75%, 8/15/2025	2,295	2,290
Wesco Aircraft Holdings, Inc. 9.00%, 11/15/2026 (a) (b)	7,901	1,861
		64,576
Automobile Components — 0.3%
Adient Global Holdings Ltd.
4.88%, 8/15/2026 (a)	2,160	2,094
7.00%, 4/15/2028 (a)	2,442	2,490
Allison Transmission, Inc.
4.75%, 10/1/2027 (a)	243	233
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Automobile Components — continued
5.88%, 6/1/2029 (a)	3,519	3,466
3.75%, 1/30/2031 (a)	2,873	2,482
American Axle & Manufacturing, Inc.
6.50%, 4/1/2027	2,146	2,120
6.88%, 7/1/2028	1,379	1,333
5.00%, 10/1/2029	5,315	4,608
Clarios Global LP
6.75%, 5/15/2025 (a)	2,905	2,903
6.25%, 5/15/2026 (a)	2,405	2,398
6.75%, 5/15/2028 (a)	688	696
Cooper-Standard Automotive, Inc.
13.50% (Blend (Cash 9.00% + PIK 4.50%)), 3/31/2027 (a) (c)	6,574	6,905
10.63% (PIK), 5/15/2027 (a) (c)	4,777	3,454
Dana Financing Luxembourg SARL 5.75%, 4/15/2025 (a)	2,001	1,992
Dana, Inc. 5.63%, 6/15/2028	1,903	1,842
Goodyear Tire & Rubber Co. (The)
9.50%, 5/31/2025	345	348
5.00%, 7/15/2029	5,645	5,196
5.25%, 4/30/2031	5,673	5,138
5.25%, 7/15/2031	3,898	3,518
Icahn Enterprises LP
6.38%, 12/15/2025	3,924	3,890
6.25%, 5/15/2026	930	906
5.25%, 5/15/2027	1,447	1,329
		59,341
Automobiles — 0.1%
Ford Motor Co. 9.63%, 4/22/2030	3,537	4,132
Hyundai Capital America
1.80%, 10/15/2025 (a)	3,990	3,761
1.50%, 6/15/2026 (a)	3,398	3,110
3.00%, 2/10/2027 (a)	3,883	3,643
2.38%, 10/15/2027 (a)	1,088	985
		15,631
Banks — 7.1%
ABN AMRO Bank NV (Netherlands)
4.75%, 7/28/2025 (a)	6,542	6,418
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 6.58%, 10/13/2026 (a) (d)	5,000	5,048
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	85

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (a) (d)	6,900	6,001
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.32%, 3/13/2037 (a) (d)	5,000	3,976
AIB Group plc (Ireland)
(3-MONTH SOFR + 1.87%), 4.26%, 4/10/2025 (a) (d)	1,940	1,935
(SOFR + 2.33%), 6.61%, 9/13/2029 (a) (d)	1,675	1,738
ANZ New Zealand Int'l Ltd. (New Zealand) 2.55%, 2/13/2030 (a)	397	344
Banco Bilbao Vizcaya Argentaria SA (Spain)
1.13%, 9/18/2025	4,000	3,740
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.10%), 9.38%, 3/19/2029 (d) (e) (f) (g)	15,925	16,805
Banco Nacional de Comercio Exterior SNC (Mexico) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 2.72%, 8/11/2031 (a) (d)	2,850	2,471
Banco Santander SA (Spain)
5.15%, 8/18/2025	200	199
1.85%, 3/25/2026	2,400	2,228
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (d)	800	724
5.59%, 8/8/2028	23,000	23,204
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 9.63%, 11/21/2028 (d) (e) (f) (g)	16,200	17,123
Bank of America Corp.
(3-MONTH CME TERM SOFR + 1.07%), 3.37%, 1/23/2026 (d)	5,825	5,713
(SOFR + 1.33%), 3.38%, 4/2/2026 (d)	10,067	9,826
(SOFR + 1.01%), 1.20%, 10/24/2026 (d)	8,252	7,688
Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (d)	3,083	2,861
(3-MONTH CME TERM SOFR + 1.32%), 3.56%, 4/23/2027 (d)	8,019	7,713
(3-MONTH CME TERM SOFR + 1.77%), 3.71%, 4/24/2028 (d)	971	926
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(SOFR + 1.99%), 6.20%, 11/10/2028 (d)	3,223	3,325
(3-MONTH CME TERM SOFR + 1.33%), 3.97%, 3/5/2029 (d)	266	253
(SOFR + 1.63%), 5.20%, 4/25/2029 (d)	2,369	2,356
(SOFR + 1.06%), 2.09%, 6/14/2029 (d)	12,355	10,857
(SOFR + 1.57%), 5.82%, 9/15/2029 (d)	48,786	49,717
(3-MONTH CME TERM SOFR + 1.47%), 3.97%, 2/7/2030 (d)	11,190	10,518
(3-MONTH CME TERM SOFR + 1.25%), 2.50%, 2/13/2031 (d)	13,198	11,251
(SOFR + 1.53%), 1.90%, 7/23/2031 (d)	14,562	11,819
(SOFR + 1.37%), 1.92%, 10/24/2031 (d)	7,165	5,782
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (d)	4,854	4,062
(SOFR + 1.32%), 2.69%, 4/22/2032 (d)	724	606
(SOFR + 1.22%), 2.30%, 7/21/2032 (d)	21,357	17,287
(SOFR + 1.91%), 5.29%, 4/25/2034 (d)	12,200	12,027
(SOFR + 1.84%), 5.87%, 9/15/2034 (d)	8,310	8,521
(SOFR + 1.65%), 5.47%, 1/23/2035 (d)	37,300	37,192
6.98%, 3/7/2037	1,457	1,620
(3-MONTH CME TERM SOFR + 1.58%), 4.08%, 4/23/2040 (d)	1,491	1,274
(SOFR + 1.93%), 2.68%, 6/19/2041 (d)	8,412	5,857
Series L, 4.75%, 4/21/2045	1,942	1,763
(3-MONTH CME TERM SOFR + 3.41%), 4.08%, 3/20/2051 (d)	3,398	2,743
Bank of Ireland Group plc (Ireland) (EUR Swap Annual 5 Year + 7.92%), 7.50%, 5/19/2025 (d) (e) (f) (g) (h)	10,400	11,339
Bank of Montreal (Canada)
5.72%, 9/25/2028	5,500	5,638
(USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032 (d) (e)	362	333
Bank of New Zealand (New Zealand)
2.29%, 1/27/2027 (a)	889	818
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
5.08%, 1/30/2029 (a)	1,340	1,333
Banque Federative du Credit Mutuel SA (France)
4.94%, 1/26/2026 (a)	1,210	1,201
5.90%, 7/13/2026 (a)	240	243
1.60%, 10/4/2026 (a)	6,030	5,500
5.79%, 7/13/2028 (a)	6,790	6,943
BNP Paribas SA (France)
(SOFR + 2.07%), 2.22%, 6/9/2026 (a) (d)	558	534
(SOFR + 1.00%), 1.32%, 1/13/2027 (a) (d)	442	409
(SOFR + 1.61%), 1.90%, 9/30/2028 (a) (d)	1,000	885
(SOFR + 1.22%), 2.16%, 9/15/2029 (a) (d)	832	720
(SOFR + 1.52%), 5.18%, 1/9/2030 (a) (d)	7,565	7,494
(SOFR + 1.59%), 5.50%, 5/20/2030 (a) (d)	9,425	9,383
(SOFR + 1.56%), 3.13%, 1/20/2033 (a) (d)	2,128	1,790
(SOFR + 1.87%), 5.89%, 12/5/2034 (a) (d)	16,595	16,961
(SOFR + 1.88%), 5.74%, 2/20/2035 (a) (d)	21,150	20,943
BPCE SA (France)
2.38%, 1/14/2025 (a)	2,260	2,194
1.00%, 1/20/2026 (a)	2,760	2,548
3.38%, 12/2/2026	250	239
(SOFR + 2.10%), 5.98%, 1/18/2027 (a) (d)	3,190	3,193
4.75%, 7/19/2027 (a)	1,625	1,593
(SOFR + 1.98%), 6.61%, 10/19/2027 (a) (d)	6,380	6,508
5.13%, 1/18/2028 (a)	17,959	17,816
(SOFR + 2.27%), 6.71%, 10/19/2029 (a) (d)	10,690	11,098
(SOFR + 1.31%), 2.28%, 1/20/2032 (a) (d)	2,015	1,613
(SOFR + 1.73%), 3.12%, 10/19/2032 (a) (d)	7,910	6,379
(SOFR + 2.59%), 7.00%, 10/19/2034 (a) (d)	11,360	12,122
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.79%), 6.51%, 1/18/2035 (a) (d)	2,021	2,002
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
CaixaBank SA (Spain)
(SOFR + 2.08%), 6.68%, 9/13/2027 (a) (d)	3,445	3,512
(EUR Swap Annual 5 Year + 6.35%), 5.88%, 10/9/2027 (d) (e) (f) (g) (h)	6,800	7,150
(EUR Swap Annual 5 Year + 3.55%), 6.25%, 2/23/2033 (d) (h)	6,800	7,686
Citibank NA 5.80%, 9/29/2028	4,000	4,121
Citigroup, Inc.
Series M, (3-MONTH CME TERM SOFR + 3.68%), 6.30%, 5/15/2024 (d) (f) (g)	1,652	1,644
Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (d) (f) (g)	146	140
6.88%, 6/1/2025	627	637
7.00%, 12/1/2025	1,083	1,112
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (d) (f) (g)	14,489	13,713
(SOFR + 2.84%), 3.11%, 4/8/2026 (d)	2,427	2,362
(SOFR + 1.55%), 5.61%, 9/29/2026 (d)	9,838	9,850
4.30%, 11/20/2026	2,427	2,364
(3-MONTH CME TERM SOFR + 1.82%), 3.89%, 1/10/2028 (d)	7,445	7,156
6.63%, 1/15/2028	814	860
(SOFR + 1.28%), 3.07%, 2/24/2028 (d)	8,582	8,039
(3-MONTH CME TERM SOFR + 1.65%), 3.67%, 7/24/2028 (d)	780	740
(3-MONTH CME TERM SOFR + 1.41%), 3.52%, 10/27/2028 (d)	6,742	6,336
(SOFR + 1.36%), 5.17%, 2/13/2030 (d)	3,520	3,484
(3-MONTH CME TERM SOFR + 1.60%), 3.98%, 3/20/2030 (d)	3,495	3,276
(SOFR + 1.15%), 2.67%, 1/29/2031 (d)	2,524	2,165
(SOFR + 3.91%), 4.41%, 3/31/2031 (d)	16,707	15,782
(SOFR + 2.11%), 2.57%, 6/3/2031 (d)	4,854	4,105
(SOFR + 1.17%), 2.56%, 5/1/2032 (d)	18,009	14,827
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	87

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(SOFR + 1.18%), 2.52%, 11/3/2032 (d)	2,345	1,903
(SOFR + 2.34%), 6.27%, 11/17/2033 (d)	17,840	18,715
(SOFR + 4.55%), 5.32%, 3/26/2041 (d)	6,796	6,646
Credit Agricole SA (France)
(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (d)	5,080	4,840
5.59%, 7/5/2026 (a)	2,825	2,848
5.30%, 7/12/2028 (a)	24,075	24,254
(SOFR + 1.86%), 6.32%, 10/3/2029 (a) (d)	12,130	12,501
(SOFR + 1.69%), 5.34%, 1/10/2030 (a) (d)	4,000	3,968
Danske Bank A/S (Denmark)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.98%, 9/10/2025 (a) (d)	4,000	3,895
(3-MONTH SOFR + 1.59%), 3.24%, 12/20/2025 (a) (d)	3,300	3,225
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (a) (d)	285	286
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.40%), 5.71%, 3/1/2030 (a) (d)	2,275	2,280
DNB Bank ASA (Norway)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.13%, 9/16/2026 (a) (d)	3,590	3,349
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.61%, 3/30/2028 (a) (d)	1,115	993
Federation des Caisses Desjardins du Quebec (Canada) 5.25%, 4/26/2029 (a)	4,886	4,842
HSBC Holdings plc (United Kingdom)
(SOFR + 1.54%), 1.65%, 4/18/2026 (d)	2,000	1,909
3.90%, 5/25/2026	506	490
(3-MONTH CME TERM SOFR + 1.61%), 4.29%, 9/12/2026 (d)	1,333	1,307
(SOFR + 1.29%), 1.59%, 5/24/2027 (d)	3,595	3,291
(SOFR + 1.57%), 5.89%, 8/14/2027 (d)	16,045	16,151
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(SOFR + 1.10%), 2.25%, 11/22/2027 (d)	8,126	7,444
(3-MONTH CME TERM SOFR + 1.81%), 4.04%, 3/13/2028 (d)	11,491	11,016
(SOFR + 2.61%), 5.21%, 8/11/2028 (d)	11,902	11,787
(SOFR + 1.73%), 2.01%, 9/22/2028 (d)	28,997	25,690
(SOFR + 3.35%), 7.39%, 11/3/2028 (d)	3,390	3,591
(SOFR + 1.29%), 2.21%, 8/17/2029 (d)	7,121	6,182
(3-MONTH CME TERM SOFR + 1.87%), 3.97%, 5/22/2030 (d)	28,351	26,288
(SOFR + 1.19%), 2.80%, 5/24/2032 (d)	8,689	7,184
(SOFR + 1.41%), 2.87%, 11/22/2032 (d)	9,562	7,888
(SOFR + 4.25%), 8.11%, 11/3/2033 (d)	1,250	1,412
(SOFR + 2.39%), 6.25%, 3/9/2034 (d)	10,727	11,131
6.10%, 1/14/2042	695	762
Intesa Sanpaolo SpA (Italy)
(EUR Swap Annual 5 Year + 7.19%), 7.75%, 1/11/2027 (d) (e) (f) (g) (h)	3,300	3,660
7.20%, 11/28/2033 (a)	11,840	12,395
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.75%), 4.95%, 6/1/2042 (a) (d)	15,549	11,216
KBC Group NV (Belgium) (EURIBOR ICE Swap Rate 5 Year + 4.93%), 8.00%, 9/5/2028 (d) (e) (f) (g) (h)	10,600	12,085
KeyCorp (SOFR + 2.42%), 6.40%, 3/6/2035 (d)	14,180	14,221
Lloyds Banking Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.51%, 3/18/2026 (d)	1,320	1,289
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (d)	3,060	2,807
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.38%), 5.46%, 1/5/2028 (d)	1,110	1,105
4.38%, 3/22/2028	633	611
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(3-MONTH SOFR + 1.21%), 3.57%, 11/7/2028 (d)	4,500	4,203
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 5.68%, 1/5/2035 (d)	1,205	1,191
Mitsubishi UFJ Financial Group, Inc. (Japan)
1.41%, 7/17/2025	1,460	1,383
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (d)	3,760	3,440
3.20%, 7/18/2029	2,605	2,369
Series 8NC7, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.53%), 5.48%, 2/22/2031 (d)	2,070	2,085
3.75%, 7/18/2039	3,145	2,682
Mizuho Financial Group, Inc. (Japan)
(3-MONTH CME TERM SOFR + 1.09%), 2.23%, 5/25/2026 (d)	4,400	4,220
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.78%, 7/6/2029 (d)	3,490	3,556
National Australia Bank Ltd. (Australia)
2.33%, 8/21/2030 (a) (e)	5,946	4,864
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034 (a) (d) (e)	2,605	2,365
NatWest Group plc (United Kingdom)
4.80%, 4/5/2026	7,263	7,173
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.85%), 7.47%, 11/10/2026 (d)	7,427	7,631
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.95%), 5.81%, 9/13/2029 (d)	7,980	8,061
NatWest Markets plc (United Kingdom) 1.60%, 9/29/2026 (a)	3,000	2,732
Nordea Bank Abp (Finland) 5.38%, 9/22/2027 (a)	610	612
PNC Bank NA 2.70%, 10/22/2029	4,150	3,579
PNC Financial Services Group, Inc. (The)
2.60%, 7/23/2026	1,942	1,826
2.55%, 1/22/2030	1,918	1,648
(SOFR + 0.98%), 2.31%, 4/23/2032 (d)	971	792
(SOFR + 1.95%), 5.94%, 8/18/2034 (d)	2,100	2,139
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(SOFR + 2.28%), 6.88%, 10/20/2034 (d)	11,680	12,653
(SOFR + 1.90%), 5.68%, 1/22/2035 (d)	3,790	3,801
Royal Bank of Canada (Canada) 4.65%, 1/27/2026 (e)	411	407
Santander Holdings USA, Inc. (SOFR + 2.50%), 6.17%, 1/9/2030 (d)	3,315	3,306
Santander UK Group Holdings plc (United Kingdom)
(SOFR + 2.75%), 6.83%, 11/21/2026 (d)	5,279	5,359
(SOFR + 0.99%), 1.67%, 6/14/2027 (d)	11,124	10,112
(SOFR + 1.22%), 2.47%, 1/11/2028 (d)	2,150	1,957
(SOFR + 2.60%), 6.53%, 1/10/2029 (d)	20,978	21,511
(SOFR + 1.48%), 2.90%, 3/15/2032 (d)	4,000	3,370
Societe Generale SA (France)
4.25%, 4/14/2025 (a)	6,820	6,672
4.75%, 11/24/2025 (a)	6,630	6,492
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (a) (d)	11,251	10,377
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 6.45%, 1/12/2027 (a) (d)	3,000	3,025
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.80%, 1/19/2028 (a) (d)	10,679	9,799
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 6.45%, 1/10/2029 (a) (d)	3,000	3,064
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 5.63%, 1/19/2030 (a) (d)	26,100	25,720
3.00%, 1/22/2030 (a)	1,484	1,281
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (a) (d)	3,095	2,509
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.07%, 1/19/2035 (a) (d)	7,025	6,922
Standard Chartered plc (United Kingdom)
(3-MONTH SOFR + 1.21%), 2.82%, 1/30/2026 (a) (d)	1,000	970
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	89

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (a) (d)	2,520	2,319
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.85%), 6.19%, 7/6/2027 (a) (d)	1,400	1,410
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.45%), 7.77%, 11/16/2028 (a) (d)	9,999	10,626
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.45%), 6.30%, 1/9/2029 (a)	2,916	2,973
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.20%), 7.02%, 2/8/2030 (a) (d)	6,583	6,910
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.10%, 1/11/2035 (a) (d)	2,995	3,009
Sumitomo Mitsui Financial Group, Inc. (Japan)
1.47%, 7/8/2025	1,500	1,426
5.52%, 1/13/2028	3,000	3,048
3.04%, 7/16/2029	1,395	1,255
5.71%, 1/13/2030	3,000	3,077
2.75%, 1/15/2030	3,500	3,061
Sumitomo Mitsui Trust Bank Ltd. (Japan) 4.95%, 9/15/2027 (a)	1,642	1,629
Svenska Handelsbanken AB (Sweden) 5.50%, 6/15/2028 (a)	14,707	14,785
Swedbank AB (Sweden) 6.14%, 9/12/2026 (a)	3,550	3,594
Toronto-Dominion Bank (The) (Canada)
5.53%, 7/17/2026	4,510	4,549
5.52%, 7/17/2028	1,694	1,722
Truist Bank 2.15%, 12/6/2024	500	487
Truist Financial Corp.
4.00%, 5/1/2025	1,803	1,771
(SOFR + 2.05%), 6.05%, 6/8/2027 (d)	7,816	7,895
(SOFR + 2.45%), 7.16%, 10/30/2029 (d)	6,330	6,699
(SOFR + 1.85%), 5.12%, 1/26/2034 (d)	17,311	16,421
(SOFR + 2.36%), 5.87%, 6/8/2034 (d)	4,385	4,385
(SOFR + 1.92%), 5.71%, 1/24/2035 (d)	3,680	3,643
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
UniCredit SpA (Italy)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (a) (d)	690	633
(USD ICE Swap Rate 5 Year + 4.91%), 7.30%, 4/2/2034 (a) (d)	4,300	4,389
US Bancorp
(SOFR + 1.56%), 5.38%, 1/23/2030 (d)	2,740	2,725
(SOFR + 1.86%), 5.68%, 1/23/2035 (d)	4,160	4,150
Wachovia Corp.
6.61%, 10/1/2025	1,602	1,627
7.57%, 8/1/2026 (i)	500	525
Wells Fargo & Co.
(3-MONTH CME TERM SOFR + 1.01%), 2.16%, 2/11/2026 (d)	971	939
3.00%, 10/23/2026	4,854	4,589
4.30%, 7/22/2027	168	163
(3-MONTH CME TERM SOFR + 1.57%), 3.58%, 5/22/2028 (d)	8,228	7,800
(SOFR + 2.10%), 2.39%, 6/2/2028 (d)	1,942	1,771
(SOFR + 1.74%), 5.57%, 7/25/2029 (d)	8,999	9,058
(SOFR + 1.79%), 6.30%, 10/23/2029 (d)	29,675	30,758
(SOFR + 1.50%), 5.20%, 1/23/2030 (d)	14,205	14,083
(3-MONTH CME TERM SOFR + 1.26%), 2.57%, 2/11/2031 (d)	6,796	5,794
(SOFR + 2.02%), 5.39%, 4/24/2034 (d)	7,786	7,658
(SOFR + 1.99%), 5.56%, 7/25/2034 (d)	23,826	23,734
(SOFR + 2.06%), 6.49%, 10/23/2034 (d)	8,635	9,183
(SOFR + 2.53%), 3.07%, 4/30/2041 (d)	11,450	8,456
5.38%, 11/2/2043	829	793
4.40%, 6/14/2046	2,928	2,412
Westpac Banking Corp. (Australia)
5.54%, 11/17/2028	2,500	2,559
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (d) (e)	1,942	1,883
(USD SOFR Spread-Adjusted ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (d) (e)	971	933
		1,364,968
Beverages — 0.1%
Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	7,757	7,424
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.38%, 4/15/2038	4,854	4,439
Central American Bottling Corp. (Guatemala) 5.25%, 4/27/2029 (a)	2,201	2,069
Coca-Cola Femsa SAB de CV (Mexico)
2.75%, 1/22/2030	624	551
1.85%, 9/1/2032	500	389
Constellation Brands, Inc. 4.65%, 11/15/2028	2,913	2,859
Keurig Dr Pepper, Inc. 3.43%, 6/15/2027	219	209
Keurig Dr. Pepper, Inc. 2.55%, 9/15/2026	493	462
		18,402
Biotechnology — 0.5%
AbbVie, Inc.
3.20%, 11/21/2029	8,277	7,573
5.05%, 3/15/2034	3,800	3,819
4.05%, 11/21/2039	24,345	21,344
5.40%, 3/15/2054	5,060	5,137
Amgen, Inc.
5.25%, 3/2/2030	3,893	3,922
5.60%, 3/2/2043	3,883	3,887
5.65%, 3/2/2053	18,710	18,702
Biogen, Inc. 2.25%, 5/1/2030	10,000	8,370
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	679	275
Gilead Sciences, Inc.
1.65%, 10/1/2030	3,883	3,170
5.25%, 10/15/2033	7,120	7,203
4.50%, 2/1/2045	6,310	5,553
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Biotechnology — continued
5.55%, 10/15/2053	2,320	2,365
Grifols SA (Spain) 4.75%, 10/15/2028 (a)	3,140	2,615
		93,935
Broadline Retail — 0.1%
Amazon.com, Inc. 3.95%, 4/13/2052	3,883	3,210
Go Daddy Operating Co. LLC
5.25%, 12/1/2027 (a)	500	484
3.50%, 3/1/2029 (a)	1,500	1,335
Macy's Retail Holdings LLC 5.88%, 4/1/2029 (a)	2,743	2,642
Nordstrom, Inc.
2.30%, 4/8/2024	423	421
4.38%, 4/1/2030	3,087	2,727
Shutterfly Finance LLC
8.50% (Blend (Cash 4.25% + PIK 4.25%)), 10/1/2027 (a) (c)	1,301	1,014
9.75%, 10/1/2027 (a)	155	155
		11,988
Building Products — 0.3%
Builders FirstSource, Inc.
4.25%, 2/1/2032 (a)	8,473	7,445
6.38%, 3/1/2034 (a)	1,685	1,681
CRH America Finance, Inc. 3.40%, 5/9/2027 (a)	200	190
EMRLD Borrower LP 6.63%, 12/15/2030 (a)	8,388	8,417
Griffon Corp. 5.75%, 3/1/2028	6,859	6,636
JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	3,540	3,367
PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	3,883	3,909
Standard Industries, Inc.
5.00%, 2/15/2027 (a)	340	327
4.75%, 1/15/2028 (a)	5,757	5,431
4.38%, 7/15/2030 (a)	3,374	3,008
3.38%, 1/15/2031 (a)	3,064	2,539
Summit Materials LLC 5.25%, 1/15/2029 (a)	5,389	5,217
Trane Technologies Co. LLC 7.20%, 6/1/2025	30	31
		48,198
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	91

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — 2.1%
Bank of New York Mellon Corp. (The)
3.25%, 5/16/2027	1,165	1,108
(SOFR + 1.60%), 6.32%, 10/25/2029 (d)	2,500	2,621
(SOFR + 1.85%), 6.47%, 10/25/2034 (d)	8,610	9,340
Blackstone Holdings Finance Co. LLC 4.45%, 7/15/2045 (a)	155	128
Brookfield Finance, Inc. (Canada)
3.90%, 1/25/2028	1,228	1,178
4.85%, 3/29/2029	272	268
4.70%, 9/20/2047	129	110
Credit Suisse AG (Switzerland)
1.25%, 8/7/2026	3,692	3,347
7.50%, 2/15/2028	688	741
Deutsche Bank AG (Germany)
(SOFR + 2.52%), 7.15%, 7/13/2027 (d)	3,980	4,088
(SOFR + 1.32%), 2.55%, 1/7/2028 (d)	1,550	1,413
(SOFR + 1.59%), 5.71%, 2/8/2028 (d)	4,665	4,633
(SOFR + 2.51%), 6.82%, 11/20/2029 (d)	1,955	2,022
Goldman Sachs Group, Inc. (The)
(3-MONTH CME TERM SOFR + 1.46%), 3.27%, 9/29/2025 (d)	1,565	1,543
4.25%, 10/21/2025	354	348
(SOFR + 1.08%), 5.80%, 8/10/2026 (d)	4,700	4,726
3.50%, 11/16/2026	9,708	9,312
(SOFR + 0.79%), 1.09%, 12/9/2026 (d)	3,049	2,824
(SOFR + 0.80%), 1.43%, 3/9/2027 (d)	19,799	18,299
(SOFR + 1.11%), 2.64%, 2/24/2028 (d)	8,572	7,939
(SOFR + 1.85%), 3.62%, 3/15/2028 (d)	7,466	7,118
(3-MONTH CME TERM SOFR + 1.77%), 3.69%, 6/5/2028 (d)	5,902	5,628
(3-MONTH CME TERM SOFR + 1.42%), 3.81%, 4/23/2029 (d)	1,615	1,525
(SOFR + 1.77%), 6.48%, 10/24/2029 (d)	26,145	27,393
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
(SOFR + 1.28%), 2.62%, 4/22/2032 (d)	8,708	7,241
(SOFR + 1.41%), 3.10%, 2/24/2033 (d)	14,935	12,665
(3-MONTH CME TERM SOFR + 1.63%), 4.02%, 10/31/2038 (d)	9,863	8,427
(SOFR + 1.51%), 3.21%, 4/22/2042 (d)	2,194	1,633
(SOFR + 1.63%), 3.44%, 2/24/2043 (d)	1,064	809
Jefferies Financial Group, Inc.
6.45%, 6/8/2027	104	107
6.25%, 1/15/2036	923	947
Lehman Brothers Holdings, Inc.
5.75%, 3/2/2015 (b)	1,000	1
8.00%, 8/1/2015 (b)	295	—
Lehman Brothers Holdings, Inc., Escrow 3.60%, 3/13/2009 (b)	235	—
LPL Holdings, Inc. 4.00%, 3/15/2029 (a)	3,398	3,118
Macquarie Group Ltd. (Australia)
(3-MONTH SOFR + 1.75%), 5.03%, 1/15/2030 (a) (d)	777	767
(SOFR + 1.44%), 2.69%, 6/23/2032 (a) (d)	389	320
Morgan Stanley
5.00%, 11/24/2025	821	816
(SOFR + 1.99%), 2.19%, 4/28/2026 (d)	1,204	1,159
3.13%, 7/27/2026	752	717
(SOFR + 0.88%), 1.59%, 5/4/2027 (d)	13,012	11,996
3.59%, 7/22/2028 (j)	6,472	6,126
(3-MONTH CME TERM SOFR + 1.40%), 3.77%, 1/24/2029 (d)	1,348	1,275
(SOFR + 1.73%), 5.12%, 2/1/2029 (d)	6,014	5,975
(SOFR + 1.59%), 5.16%, 4/20/2029 (d)	7,791	7,746
(SOFR + 1.63%), 5.45%, 7/20/2029 (d)	6,097	6,120
(SOFR + 1.45%), 5.17%, 1/16/2030 (d)	13,950	13,862
(3-MONTH CME TERM SOFR + 1.89%), 4.43%, 1/23/2030 (d)	3,186	3,058
(SOFR + 1.14%), 2.70%, 1/22/2031 (d)	15,193	13,161
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
(SOFR + 1.03%), 1.79%, 2/13/2032 (d)	2,418	1,914
(SOFR + 1.02%), 1.93%, 4/28/2032 (d)	3,922	3,109
(SOFR + 1.29%), 2.94%, 1/21/2033 (d)	2,273	1,906
(SOFR + 1.88%), 5.42%, 7/21/2034 (d)	5,854	5,819
(SOFR + 2.05%), 6.63%, 11/1/2034 (d)	11,010	11,930
(SOFR + 1.73%), 5.47%, 1/18/2035 (d)	3,160	3,156
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.43%), 5.95%, 1/19/2038 (d)	3,233	3,224
(3-MONTH CME TERM SOFR + 1.69%), 4.46%, 4/22/2039 (d)	5,267	4,731
(SOFR + 1.49%), 3.22%, 4/22/2042 (d)	5,340	4,015
(SOFR + 1.43%), 2.80%, 1/25/2052 (d)	3,495	2,247
MSCI, Inc. 3.63%, 9/1/2030 (a)	2,612	2,304
Nomura Holdings, Inc. (Japan)
2.65%, 1/16/2025	2,856	2,781
1.85%, 7/16/2025	1,300	1,235
Northern Trust Corp. (3-MONTH SOFR + 1.13%), 3.38%, 5/8/2032 (d)	971	901
Nuveen LLC 4.00%, 11/1/2028 (a)	690	667
S&P Global, Inc.
2.90%, 3/1/2032	6,500	5,604
3.25%, 12/1/2049	5,340	3,819
State Street Corp.
(SOFR + 1.72%), 5.82%, 11/4/2028 (d)	3,587	3,673
Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.61%), 6.70%, 3/15/2029 (d) (f) (g)	19,521	19,468
UBS Group AG (Switzerland)
(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (d)	250	246
(SOFR + 2.04%), 2.19%, 6/5/2026 (a) (d)	300	287
(SOFR + 3.34%), 6.37%, 7/15/2026 (a) (d)	350	352
(SOFRINDX + 0.98%), 1.31%, 2/2/2027 (a) (d)	1,890	1,738
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.49%, 8/10/2027 (a) (d)	19,923	18,049
4.28%, 1/9/2028 (a)	9,976	9,574
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 4.75%, 5/12/2028 (a) (d)	11,213	10,936
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.75%), 9.25%, 11/13/2028 (a) (d) (e) (f) (g)	2,230	2,381
(3-MONTH SOFR + 1.41%), 3.87%, 1/12/2029 (a) (d)	831	782
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.52%), 5.43%, 2/8/2030 (a) (d)	1,107	1,100
(3-MONTH SOFR + 1.47%), 3.13%, 8/13/2030 (a) (d)	27,883	24,648
(SOFR + 3.92%), 6.54%, 8/12/2033 (a) (d)	1,126	1,174
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.76%), 9.25%, 11/13/2033 (a) (d) (e) (f) (g)	2,250	2,486
(SOFR + 5.02%), 9.02%, 11/15/2033 (a) (d)	3,950	4,753
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.77%), 5.70%, 2/8/2035 (a) (d)	7,620	7,537
4.88%, 5/15/2045	975	896
		395,140
Chemicals — 0.4%
Avient Corp. 7.13%, 8/1/2030 (a)	4,223	4,316
Axalta Coating Systems LLC 4.75%, 6/15/2027 (a)	5,086	4,910
Braskem Idesa SAPI (Mexico) 6.99%, 2/20/2032 (a)	1,320	950
CF Industries, Inc.
5.15%, 3/15/2034	1,748	1,691
4.95%, 6/1/2043	9,931	8,831
Chemours Co. (The)
5.75%, 11/15/2028 (a)	4,421	3,877
4.63%, 11/15/2029 (a)	4,335	3,565
EIDP, Inc. 4.80%, 5/15/2033	3,680	3,601
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	4,539	4,114
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	93

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Chemicals — continued
INEOS Quattro Finance 2 plc (United Kingdom) 9.63%, 3/15/2029 (a)	2,251	2,368
LYB International Finance III LLC 3.38%, 10/1/2040	1,942	1,441
NOVA Chemicals Corp. (Canada)
5.00%, 5/1/2025 (a)	2,359	2,304
5.25%, 6/1/2027 (a)	5,133	4,754
8.50%, 11/15/2028 (a)	1,325	1,399
4.25%, 5/15/2029 (a)	918	759
9.00%, 2/15/2030 (a)	2,090	2,097
Nutrien Ltd. (Canada)
2.95%, 5/13/2030	1,394	1,234
4.13%, 3/15/2035	497	447
RPM International, Inc. 2.95%, 1/15/2032	1,333	1,126
Scotts Miracle-Gro Co. (The)
5.25%, 12/15/2026	1,961	1,902
4.50%, 10/15/2029	6,983	6,197
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	1,097	892
Union Carbide Corp. 7.75%, 10/1/2096	1,267	1,554
WR Grace Holdings LLC 4.88%, 6/15/2027 (a)	5,476	5,202
		69,531
Commercial Mortgage-Backed Securities — 0.2%
Acrc 5.25%, 11/15/2026 ‡ (a)	40,000	35,556
Commercial Services & Supplies — 0.4%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	4,398	3,899
ADT Security Corp. (The)
4.13%, 8/1/2029 (a)	4,251	3,842
4.88%, 7/15/2032 (a)	5,107	4,596
Allied Universal Holdco LLC 4.63%, 6/1/2028 (a)	3,642	3,236
Aramark Services, Inc.
5.00%, 4/1/2025 (a)	1,068	1,061
5.00%, 2/1/2028 (a)	3,995	3,828
Enviri Corp. 5.75%, 7/31/2027 (a)	1,078	1,007
Ford Foundation (The) Series 2020, 2.82%, 6/1/2070	2,915	1,731
Garda World Security Corp. (Canada)
4.63%, 2/15/2027 (a)	1,826	1,744
9.50%, 11/1/2027 (a)	801	804
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Services & Supplies — continued
GFL Environmental, Inc. (Canada)
3.75%, 8/1/2025 (a)	3,917	3,803
4.00%, 8/1/2028 (a)	5,170	4,740
4.75%, 6/15/2029 (a)	1,942	1,818
6.75%, 1/15/2031 (a)	1,915	1,959
ILFC E-Capital Trust I (3-MONTH CME TERM SOFR + 1.81%), 7.19%, 12/21/2065 (a) (d)	5,178	4,011
Madison IAQ LLC 4.13%, 6/30/2028 (a)	8,706	7,931
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	4,670	4,635
6.25%, 1/15/2028 (a)	2,110	2,082
Republic Services, Inc.
1.45%, 2/15/2031	1,952	1,541
2.38%, 3/15/2033	117	94
Stericycle, Inc.
5.38%, 7/15/2024 (a)	1,224	1,223
3.88%, 1/15/2029 (a)	5,111	4,599
Williams Scotsman, Inc.
4.63%, 8/15/2028 (a)	1,940	1,822
7.38%, 10/1/2031 (a)	2,175	2,256
		68,262
Communications Equipment — 0.1%
Cisco Systems, Inc.
5.05%, 2/26/2034	7,899	7,951
5.30%, 2/26/2054	1,260	1,275
CommScope Technologies LLC 5.00%, 3/15/2027 (a)	1,457	522
CommScope, Inc.
6.00%, 3/1/2026 (a)	7,416	6,674
4.75%, 9/1/2029 (a)	2,792	1,913
		18,335
Construction & Engineering — 0.1%
Bioceanico Sovereign Certificate Ltd. (Paraguay) Zero Coupon, 6/5/2034 (a)	1,631	1,182
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	4,218	3,881
Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	7,860	7,109
MasTec, Inc.
4.50%, 8/15/2028 (a)	5,048	4,734
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Construction & Engineering — continued
6.63%, 8/15/2029 (a)	1,457	1,344
Weekley Homes LLC 4.88%, 9/15/2028 (a)	5,274	4,895
		23,145
Construction Materials — 0.0% ^
CRH America, Inc. 5.13%, 5/18/2045 (a)	1,249	1,180
Knife River Corp. 7.75%, 5/1/2031 (a)	2,723	2,820
		4,000
Consumer Finance — 0.9%
AerCap Ireland Capital DAC (Ireland)
6.50%, 7/15/2025	398	402
1.75%, 1/30/2026	2,550	2,369
2.45%, 10/29/2026	5,020	4,630
3.00%, 10/29/2028	16,596	14,913
5.10%, 1/19/2029	560	550
3.30%, 1/30/2032	2,900	2,452
Ally Financial, Inc. 5.75%, 11/20/2025	4,689	4,666
American Express Co.
2.55%, 3/4/2027	1,942	1,802
(SOFR + 1.00%), 5.10%, 2/16/2028 (d)	2,500	2,491
Avolon Holdings Funding Ltd. (Ireland)
5.50%, 1/15/2026 (a)	2,112	2,077
2.13%, 2/21/2026 (a)	7,990	7,380
4.25%, 4/15/2026 (a)	1,971	1,901
3.25%, 2/15/2027 (a)	2,235	2,061
2.53%, 11/18/2027 (a)	14,148	12,424
6.38%, 5/4/2028 (a)	3,660	3,714
5.75%, 3/1/2029 (a)	11,663	11,495
Capital One Financial Corp.
(SOFR + 1.37%), 4.17%, 5/9/2025 (d)	2,207	2,198
(SOFR + 2.16%), 4.99%, 7/24/2026 (d)	505	500
(SOFR + 0.86%), 1.88%, 11/2/2027 (d)	2,093	1,900
Ford Motor Credit Co. LLC
2.30%, 2/10/2025	3,440	3,327
5.13%, 6/16/2025	1,220	1,208
4.13%, 8/4/2025	6,700	6,538
3.38%, 11/13/2025	1,247	1,196
4.39%, 1/8/2026	3,750	3,646
6.95%, 6/10/2026	1,567	1,598
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — continued
4.54%, 8/1/2026	7,902	7,661
2.70%, 8/10/2026	1,896	1,760
4.27%, 1/9/2027	6,910	6,620
4.13%, 8/17/2027	6,869	6,501
5.11%, 5/3/2029	870	838
7.20%, 6/10/2030	920	969
4.00%, 11/13/2030	6,651	5,880
3.63%, 6/17/2031	5,967	5,087
General Motors Financial Co., Inc.
5.40%, 5/8/2027	2,200	2,201
3.60%, 6/21/2030	7,402	6,623
5.75%, 2/8/2031	7,290	7,269
2.70%, 6/10/2031	2,015	1,661
Hyundai Capital Services, Inc. (South Korea) 5.13%, 2/5/2029 (a)	1,320	1,306
ILFC E-Capital Trust II (3-MONTH CME TERM SOFR + 2.06%), 7.44%, 12/21/2065 (a) (d)	1,790	1,419
Mitsubishi HC Finance America LLC (Japan) 5.81%, 9/12/2028 (a)	2,995	3,046
Navient Corp. 6.75%, 6/25/2025	1,913	1,924
OneMain Finance Corp.
7.13%, 3/15/2026	5,949	6,046
3.50%, 1/15/2027	3,249	2,991
6.63%, 1/15/2028	3,837	3,815
5.38%, 11/15/2029	3,139	2,913
Volkswagen International Finance NV (Germany) (EUR Swap Annual 10 Year + 3.37%), 3.88%, 6/14/2027 (d) (f) (g) (h)	3,400	3,463
		177,431
Consumer Staples Distribution & Retail — 0.3%
7-Eleven, Inc.
0.95%, 2/10/2026 (a)	1,350	1,244
1.80%, 2/10/2031 (a)	1,078	859
2.50%, 2/10/2041 (a)	3,236	2,165
2.80%, 2/10/2051 (a)	4,126	2,557
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	17,105	16,490
5.88%, 2/15/2028 (a)	1,063	1,048
3.50%, 3/15/2029 (a)	2,130	1,898
4.88%, 2/15/2030 (a)	981	921
Alimentation Couche-Tard, Inc. (Canada)
5.27%, 2/12/2034 (a)	7,976	7,902
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	95

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Staples Distribution & Retail — continued
3.44%, 5/13/2041 (a)	437	331
3.63%, 5/13/2051 (a)	491	358
5.62%, 2/12/2054 (a)	1,105	1,101
Kroger Co. (The) Series B, 7.70%, 6/1/2029	874	970
Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	5,217	5,109
Rite Aid Corp. 8.00%, 11/15/2026 (a) (b)	4,607	3,329
Sysco Corp. 2.40%, 2/15/2030	3,883	3,340
Target Corp. 4.80%, 1/15/2053	1,935	1,789
		51,411
Containers & Packaging — 0.3%
Ardagh Packaging Finance plc
4.13%, 8/15/2026 (a)	9,786	9,028
5.25%, 8/15/2027 (a)	1,725	1,251
Ball Corp.
6.00%, 6/15/2029	3,791	3,809
2.88%, 8/15/2030	1,855	1,570
Canpack SA (Poland) 3.88%, 11/15/2029 (a)	4,185	3,613
Crown Americas LLC 4.75%, 2/1/2026	1,801	1,762
Graphic Packaging International LLC
4.75%, 7/15/2027 (a)	2,157	2,086
3.50%, 3/15/2028 (a)	1,651	1,510
LABL, Inc. 6.75%, 7/15/2026 (a)	4,471	4,336
Mauser Packaging Solutions Holding Co. 7.88%, 8/15/2026 (a)	9,533	9,660
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	6,524	6,510
Packaging Corp. of America 3.05%, 10/1/2051	2,277	1,520
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	6,367	5,931
Sealed Air Corp. 4.00%, 12/1/2027 (a)	1,821	1,694
TriMas Corp. 4.13%, 4/15/2029 (a)	3,262	2,973
Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026 (a) (i)	4,613	4,499
WRKCo, Inc. 4.65%, 3/15/2026	2,427	2,395
		64,147
Distributors — 0.0% ^
American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (a)	3,883	3,627
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Distributors — continued
Ritchie Bros Holdings, Inc. (Canada)
6.75%, 3/15/2028 (a)	845	865
7.75%, 3/15/2031 (a)	2,641	2,776
		7,268
Diversified Consumer Services — 0.1%
Service Corp. International 5.13%, 6/1/2029	4,985	4,864
University of Miami Series 2022, 4.06%, 4/1/2052	3,398	2,861
University of Southern California Series A, 3.23%, 10/1/2120	777	474
Wand NewCo 3, Inc. 7.63%, 1/30/2032 (a)	2,004	2,059
		10,258
Diversified REITs — 0.1%
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	582	538
Safehold GL Holdings LLC 2.80%, 6/15/2031	4,854	3,944
Simon Property Group LP 3.25%, 9/13/2049	5,086	3,525
VICI Properties LP
4.63%, 6/15/2025 (a)	681	669
5.75%, 2/1/2027 (a)	714	711
3.75%, 2/15/2027 (a)	1,753	1,649
4.63%, 12/1/2029 (a)	3,923	3,653
4.13%, 8/15/2030 (a)	559	501
WP Carey, Inc.
4.25%, 10/1/2026	2,092	2,036
2.25%, 4/1/2033	2,796	2,119
		19,345
Diversified Telecommunication Services — 0.9%
Altice France SA (France)
5.13%, 7/15/2029 (a)	1,886	1,424
5.50%, 10/15/2029 (a)	2,371	1,795
AT&T, Inc.
1.65%, 2/1/2028	8,737	7,688
2.55%, 12/1/2033	19,668	15,513
3.50%, 6/1/2041	5,594	4,286
CCO Holdings LLC
5.13%, 5/1/2027 (a)	2,113	1,997
5.00%, 2/1/2028 (a)	11,209	10,343
5.38%, 6/1/2029 (a)	8,636	7,810
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
4.75%, 3/1/2030 (a)	31,151	26,500
4.50%, 8/15/2030 (a)	14,596	12,108
4.25%, 2/1/2031 (a)	3,155	2,538
4.75%, 2/1/2032 (a)	1,010	815
4.50%, 5/1/2032	2,291	1,810
Embarq Corp. 8.00%, 6/1/2036	3,973	2,249
Frontier Communications Holdings LLC 5.88%, 10/15/2027 (a)	5,065	4,895
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	13,218	12,298
Level 3 Financing, Inc. 4.63%, 9/15/2027 ‡ (a)	5,541	3,518
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)	10,606	6,989
4.00%, 2/15/2027 ‡ (a)	8,381	5,448
NBN Co. Ltd. (Australia) 5.75%, 10/6/2028 (a)	2,000	2,059
Sitios Latinoamerica SAB de CV (Brazil) 5.38%, 4/4/2032 (a)	2,279	2,098
Sprint Capital Corp. 6.88%, 11/15/2028	4,475	4,760
Telecom Italia Capital SA (Italy)
6.38%, 11/15/2033	1,030	988
6.00%, 9/30/2034	2,959	2,745
7.72%, 6/4/2038	185	189
Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	2,990	2,979
Verizon Communications, Inc.
2.10%, 3/22/2028	1,276	1,136
4.33%, 9/21/2028	2,156	2,093
4.02%, 12/3/2029	11,662	11,051
3.40%, 3/22/2041	2,355	1,804
5.50%, 2/23/2054	3,250	3,211
3.70%, 3/22/2061	2,325	1,643
Virgin Media Secured Finance plc (United Kingdom) 5.50%, 5/15/2029 (a)	5,778	5,414
		172,194
Electric Utilities — 2.4%
AEP Texas, Inc. Series E, 6.65%, 2/15/2033	729	776
AEP Transmission Co. LLC
3.15%, 9/15/2049	471	322
Series M, 3.65%, 4/1/2050	1,942	1,459
Series N, 2.75%, 8/15/2051	2,427	1,512
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
Alabama Power Co.
6.13%, 5/15/2038	865	905
5.50%, 3/15/2041	1,214	1,192
Series A, 4.30%, 7/15/2048	340	285
Arizona Public Service Co.
4.70%, 1/15/2044	146	121
4.25%, 3/1/2049	971	777
Baltimore Gas and Electric Co.
4.25%, 9/15/2048	1,360	1,126
3.20%, 9/15/2049	1,432	981
2.90%, 6/15/2050	816	529
CenterPoint Energy Houston Electric LLC Series AD, 2.90%, 7/1/2050	1,942	1,278
Comision Federal de Electricidad (Mexico) 3.35%, 2/9/2031 (a)	11,599	9,663
Commonwealth Edison Co. 4.00%, 3/1/2048	292	235
Connecticut Light and Power Co. (The) 4.00%, 4/1/2048	1,637	1,333
Consumers 2023 Securitization Funding LLC Series A2, 5.21%, 9/1/2030	3,826	3,870
DTE Electric Co.
5.20%, 3/1/2034	3,400	3,383
3.95%, 6/15/2042	370	295
Series A, 4.00%, 4/1/2043	4,728	3,916
5.40%, 4/1/2053	1,034	1,024
DTE Electric Securitization Funding II LLC Series A-2, 6.09%, 9/1/2037	3,700	3,943
Duke Energy Carolinas LLC
4.85%, 1/15/2034	7,000	6,791
3.70%, 12/1/2047	971	723
Duke Energy Florida LLC
1.75%, 6/15/2030	4,223	3,485
5.90%, 3/1/2033	400	412
6.20%, 11/15/2053	1,985	2,150
Duke Energy Indiana LLC
Series YYY, 3.25%, 10/1/2049	2,170	1,498
2.75%, 4/1/2050	9,897	6,161
5.40%, 4/1/2053	5,189	5,005
Duke Energy Ohio, Inc.
5.25%, 4/1/2033	9,542	9,549
4.30%, 2/1/2049	1,427	1,161
Duke Energy Progress LLC
4.10%, 5/15/2042	297	246
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	97

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
3.70%, 10/15/2046	195	148
Edison International
5.25%, 11/15/2028	1,651	1,642
6.95%, 11/15/2029	1,942	2,070
Electricite de France SA (France) 6.90%, 5/23/2053 (a)	5,450	5,938
Emera US Finance LP (Canada) 2.64%, 6/15/2031	14,105	11,437
Enel Finance International NV (Italy) 2.25%, 7/12/2031 (a)	9,394	7,507
Enel SpA (Italy) Series 6.5Y, (EUR Swap Annual 5 Year + 1.72%), 1.38%, 6/8/2027 (d) (f) (g) (h)	21,700	20,551
Entergy Louisiana LLC
3.12%, 9/1/2027	729	686
1.60%, 12/15/2030	7,252	5,746
4.20%, 4/1/2050	1,360	1,100
2.90%, 3/15/2051	3,920	2,462
Entergy Mississippi LLC
5.00%, 9/1/2033	3,252	3,189
3.85%, 6/1/2049	486	370
3.50%, 6/1/2051	1,534	1,085
Entergy Texas Restoration Funding LLC Series A-2, 3.70%, 12/15/2035	2,825	2,536
Entergy Texas, Inc.
1.75%, 3/15/2031	17,722	14,199
3.55%, 9/30/2049	753	544
Evergy Metro, Inc. 4.20%, 6/15/2047	714	574
Evergy Missouri West Storm Funding I LLC Series A-1, 5.10%, 12/1/2038	2,080	2,088
Exelon Corp. 4.95%, 6/15/2035	120	112
FirstEnergy Transmission LLC
5.45%, 7/15/2044 (a)	777	732
4.55%, 4/1/2049 (a)	4,239	3,507
Florida Power & Light Co.
5.40%, 9/1/2035	583	592
3.70%, 12/1/2047	4,466	3,476
3.95%, 3/1/2048	646	524
Georgia Power Co. 5.25%, 3/15/2034	3,400	3,385
Indiana Michigan Power Co. 5.63%, 4/1/2053	2,840	2,842
Interchile SA (Chile) 4.50%, 6/30/2056 (a)	3,097	2,449
Interstate Power and Light Co. 4.10%, 9/26/2028	777	744
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
ITC Holdings Corp.
4.95%, 9/22/2027 (a)	5,867	5,829
2.95%, 5/14/2030 (a)	3,883	3,389
5.40%, 6/1/2033 (a)	5,973	5,900
Jersey Central Power & Light Co. 6.15%, 6/1/2037	777	802
Massachusetts Electric Co. 5.90%, 11/15/2039 (a)	960	955
MidAmerican Energy Co. 3.65%, 8/1/2048	1,942	1,483
Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028 (a)	7,631	7,308
Mississippi Power Co. 3.95%, 3/30/2028	544	521
Monongahela Power Co. 5.85%, 2/15/2034 (a)	9,250	9,422
Nevada Power Co.
5.38%, 9/15/2040	608	587
6.00%, 3/15/2054	1,510	1,586
NextEra Energy Capital Holdings, Inc.
5.75%, 9/1/2025	5,430	5,459
3.55%, 5/1/2027	522	497
5.25%, 2/28/2053	1,379	1,285
5.55%, 3/15/2054	2,650	2,568
NextEra Energy Operating Partners LP
4.25%, 9/15/2024 (a)	85	82
4.50%, 9/15/2027 (a)	1,060	989
Niagara Mohawk Power Corp. 4.28%, 12/15/2028 (a)	631	599
Northern States Power Co.
6.20%, 7/1/2037	168	180
2.60%, 6/1/2051	1,127	696
4.50%, 6/1/2052	2,602	2,271
NRG Energy, Inc.
6.63%, 1/15/2027	659	659
2.45%, 12/2/2027 (a)	2,549	2,277
5.75%, 1/15/2028	1,162	1,145
3.38%, 2/15/2029 (a)	4,251	3,710
5.25%, 6/15/2029 (a)	10,013	9,489
3.63%, 2/15/2031 (a)	614	516
3.88%, 2/15/2032 (a)	133	111
Ohio Power Co.
Series P, 2.60%, 4/1/2030	2,524	2,186
4.00%, 6/1/2049	583	452
Series R, 2.90%, 10/1/2051	6,567	4,210
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
Oncor Electric Delivery Co. LLC
3.10%, 9/15/2049	971	666
5.35%, 10/1/2052	534	530
Pacific Gas and Electric Co.
3.45%, 7/1/2025	1,582	1,537
2.95%, 3/1/2026	1,000	949
4.65%, 8/1/2028	11,889	11,368
6.10%, 1/15/2029	1,282	1,312
4.55%, 7/1/2030	12,496	11,728
6.40%, 6/15/2033	10,493	10,910
6.95%, 3/15/2034	7,015	7,581
5.80%, 5/15/2034	11,605	11,593
4.20%, 6/1/2041	1,622	1,275
4.60%, 6/15/2043	1,894	1,557
4.25%, 3/15/2046	8,491	6,470
6.75%, 1/15/2053	4,025	4,307
PacifiCorp 4.15%, 2/15/2050	4,897	3,811
PECO Energy Co. 2.80%, 6/15/2050	729	472
Pepco Holdings LLC 7.45%, 8/15/2032	971	1,079
PG&E Corp.
5.00%, 7/1/2028	6,548	6,245
5.25%, 7/1/2030	2,296	2,158
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	3,951	4,007
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	1,059	986
Series A-4, 5.21%, 12/1/2047	777	766
Series A-5, 5.10%, 6/1/2052	2,850	2,801
Pinnacle West Capital Corp. 1.30%, 6/15/2025	777	737
Potomac Electric Power Co. 6.50%, 11/15/2037	350	385
PPL Electric Utilities Corp. 5.25%, 5/15/2053	1,384	1,345
Public Service Co. of Colorado
4.05%, 9/15/2049	2,573	2,007
2.70%, 1/15/2051	3,097	1,873
Public Service Co. of Oklahoma
5.25%, 1/15/2033	1,292	1,281
Series G, 6.63%, 11/15/2037	1,068	1,156
Public Service Electric and Gas Co.
5.80%, 5/1/2037	826	852
5.38%, 11/1/2039	404	391
2.05%, 8/1/2050	2,950	1,642
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
SCE Recovery Funding LLC
Series A-1, 4.70%, 6/15/2040	1,021	991
Series A-2, 5.11%, 12/15/2047	311	302
Sigeco Securitization I LLC
Series A1, 5.03%, 11/15/2036	744	737
Series A2, 5.17%, 5/15/2041	298	285
Southern California Edison Co.
Series E, 3.70%, 8/1/2025	1,942	1,897
Series B, 3.65%, 3/1/2028	971	920
5.30%, 3/1/2028	14,913	15,055
5.65%, 10/1/2028	3,600	3,686
2.85%, 8/1/2029	1,748	1,564
Series 06-E, 5.55%, 1/15/2037	437	434
Series 08-A, 5.95%, 2/1/2038	277	284
Series C, 3.60%, 2/1/2045	1,233	912
Series C, 4.13%, 3/1/2048	971	777
Series 20A, 2.95%, 2/1/2051	8,553	5,495
5.88%, 12/1/2053	9,757	9,896
5.75%, 4/15/2054	2,060	2,052
Southern Co. (The) 5.70%, 3/15/2034	1,995	2,032
Southwestern Electric Power Co.
Series N, 1.65%, 3/15/2026	2,369	2,204
Series M, 4.10%, 9/15/2028	389	373
5.30%, 4/1/2033	2,214	2,184
Series J, 3.90%, 4/1/2045	1,206	922
Tierra Mojada Luxembourg II SARL (Mexico) 5.75%, 12/1/2040 (a)	3,392	3,036
Tucson Electric Power Co.
4.85%, 12/1/2048	583	516
5.50%, 4/15/2053	2,597	2,537
Union Electric Co.
4.00%, 4/1/2048	1,991	1,568
3.90%, 4/1/2052	1,262	982
5.25%, 1/15/2054	3,765	3,565
Virginia Electric and Power Co.
6.35%, 11/30/2037	229	245
8.88%, 11/15/2038	651	866
Virginia Power Fuel Securitization LLC Series A-2, 4.88%, 5/1/2031	1,085	1,083
Vistra Operations Co. LLC
5.50%, 9/1/2026 (a)	3,924	3,864
5.63%, 2/15/2027 (a)	3,786	3,689
5.00%, 7/31/2027 (a)	6,244	5,985
4.38%, 5/1/2029 (a)	3,033	2,767
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	99

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
4.30%, 7/15/2029 (a)	4,854	4,524
7.75%, 10/15/2031 (a)	4,000	4,138
Xcel Energy, Inc. 3.40%, 6/1/2030	2,185	1,949
		455,597
Electrical Equipment — 0.1%
Eaton Corp. 4.15%, 11/2/2042	2,427	2,112
EnerSys 4.38%, 12/15/2027 (a)	1,029	969
Regal Rexnord Corp.
6.05%, 2/15/2026 (a)	1,366	1,372
6.05%, 4/15/2028 (a)	2,782	2,799
6.30%, 2/15/2030 (a)	1,181	1,202
6.40%, 4/15/2033 (a)	1,654	1,698
Sensata Technologies BV 5.00%, 10/1/2025 (a)	538	533
Vertiv Group Corp. 4.13%, 11/15/2028 (a)	539	497
		11,182
Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc.
4.00%, 4/1/2025	634	623
3.88%, 1/12/2028	215	203
Coherent Corp. 5.00%, 12/15/2029 (a)	6,307	5,881
Corning, Inc. 5.35%, 11/15/2048	4,854	4,663
Sensata Technologies, Inc. 3.75%, 2/15/2031 (a)	1,054	902
		12,272
Energy Equipment & Services — 0.1%
Baker Hughes Holdings LLC
5.13%, 9/15/2040	877	852
4.08%, 12/15/2047	1,864	1,505
Diamond Foreign Asset Co. 8.50%, 10/1/2030 (a)	1,895	1,941
Guara Norte SARL (Brazil) 5.20%, 6/15/2034 (a)	5,494	4,951
Halliburton Co.
4.75%, 8/1/2043	263	238
7.60%, 8/15/2096 (a)	267	306
Nabors Industries, Inc. 7.38%, 5/15/2027 (a)	2,655	2,645
Noble Finance II LLC 8.00%, 4/15/2030 (a)	2,780	2,858
Precision Drilling Corp. (Canada) 7.13%, 1/15/2026 (a)	3,607	3,602
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Energy Equipment & Services — continued
Schlumberger Holdings Corp. 3.90%, 5/17/2028 (a)	754	723
Transocean, Inc. 8.75%, 2/15/2030 (a)	2,268	2,329
USA Compression Partners LP 6.88%, 9/1/2027	3,398	3,381
		25,331
Entertainment — 0.3%
Cinemark USA, Inc.
8.75%, 5/1/2025 (a)	254	254
5.88%, 3/15/2026 (a)	1,546	1,523
5.25%, 7/15/2028 (a)	4,406	4,116
Live Nation Entertainment, Inc.
5.63%, 3/15/2026 (a)	1,638	1,617
6.50%, 5/15/2027 (a)	7,241	7,303
4.75%, 10/15/2027 (a)	3,883	3,718
Netflix, Inc. 5.38%, 11/15/2029 (a)	8,086	8,211
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	831	795
Warnermedia Holdings, Inc.
4.28%, 3/15/2032	14,256	12,576
5.05%, 3/15/2042	12,290	10,335
WMG Acquisition Corp. 3.88%, 7/15/2030 (a)	4,758	4,199
		54,647
Financial Services — 0.3%
Block, Inc.
2.75%, 6/1/2026	2,516	2,347
3.50%, 6/1/2031	5,263	4,490
Fidelity National Information Services, Inc. 4.50%, 8/15/2046	1,942	1,604
Global Payments, Inc. 2.90%, 11/15/2031	7,301	6,093
GTCR W-2 Merger Sub LLC 7.50%, 1/15/2031 (a)	1,875	1,956
LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (a)	4,725	4,203
National Rural Utilities Cooperative Finance Corp. 5.00%, 2/7/2031	1,210	1,193
Nationstar Mortgage Holdings, Inc.
6.00%, 1/15/2027 (a)	5,446	5,354
5.50%, 8/15/2028 (a)	1,425	1,345
Nationwide Building Society (United Kingdom)
1.00%, 8/28/2025 (a)	555	521
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Financial Services — continued
(SOFR + 1.91%), 6.56%, 10/18/2027 (a) (d)	2,650	2,713
NCR Atleos Corp. 9.50%, 4/1/2029 (a)	3,466	3,666
Petronas Capital Ltd. (Malaysia) 2.48%, 1/28/2032 (a)	4,000	3,326
Rocket Mortgage LLC
2.88%, 10/15/2026 (a)	2,937	2,702
3.63%, 3/1/2029 (a)	2,851	2,529
3.88%, 3/1/2031 (a)	2,370	2,035
4.00%, 10/15/2033 (a)	565	469
Shell International Finance BV (Netherlands)
3.63%, 8/21/2042	6,407	5,152
4.00%, 5/10/2046	2,913	2,391
Siemens Financieringsmaatschappij NV (Germany) 3.30%, 9/15/2046 (a)	2,000	1,517
Visa, Inc. 2.70%, 4/15/2040	1,457	1,076
		56,682
Food Products — 0.2%
Archer-Daniels-Midland Co. 4.50%, 3/15/2049	1,165	1,013
Bimbo Bakeries USA, Inc. (Mexico) 6.05%, 1/15/2029 (a)	510	524
Campbell Soup Co. 4.15%, 3/15/2028	1,651	1,593
Darling Ingredients, Inc. 5.25%, 4/15/2027 (a)	4,736	4,645
JBS USA LUX SA 6.75%, 3/15/2034 (a)	1,080	1,112
Lamb Weston Holdings, Inc.
4.88%, 5/15/2028 (a)	2,000	1,937
4.13%, 1/31/2030 (a)	2,821	2,556
4.38%, 1/31/2032 (a)	941	841
Mead Johnson Nutrition Co. (United Kingdom) 4.60%, 6/1/2044	971	863
Post Holdings, Inc.
5.75%, 3/1/2027 (a)	2,992	3,021
5.50%, 12/15/2029 (a)	2,680	2,564
4.63%, 4/15/2030 (a)	2,694	2,451
6.25%, 2/15/2032 (a)	1,092	1,098
Tyson Foods, Inc. 5.70%, 3/15/2034 (k)	3,660	3,655
Viterra Finance BV (Netherlands) 3.20%, 4/21/2031 (a)	6,574	5,642
		33,515
Gas Utilities — 0.1%
AmeriGas Partners LP
5.88%, 8/20/2026	1,432	1,388
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Gas Utilities — continued
5.75%, 5/20/2027	2,131	2,015
Atmos Energy Corp.
5.50%, 6/15/2041	1,078	1,084
4.15%, 1/15/2043	565	484
2.85%, 2/15/2052	928	594
5.75%, 10/15/2052	2,083	2,190
Brooklyn Union Gas Co. (The)
3.87%, 3/4/2029 (a)	1,000	920
4.27%, 3/15/2048 (a)	971	736
ONE Gas, Inc. 4.50%, 11/1/2048	389	334
Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029	777	716
Southern California Gas Co. Series XX, 2.55%, 2/1/2030	695	603
Southern Natural Gas Co. LLC 8.00%, 3/1/2032	340	386
Superior Plus LP (Canada) 4.50%, 3/15/2029 (a)	3,859	3,492
		14,942
Ground Transportation — 0.3%
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (a)	4,145	3,950
5.38%, 3/1/2029 (a)	1,952	1,777
8.00%, 2/15/2031 (a)	2,565	2,476
Burlington Northern Santa Fe LLC
7.08%, 5/13/2029	98	107
6.15%, 5/1/2037	729	796
4.38%, 9/1/2042	2,437	2,161
3.55%, 2/15/2050	1,873	1,413
5.20%, 4/15/2054	12,708	12,465
ERAC USA Finance LLC
5.00%, 2/15/2029 (a)	1,500	1,491
5.20%, 10/30/2034 (a)	710	704
7.00%, 10/15/2037 (a)	283	322
First Student Bidco, Inc. 4.00%, 7/31/2029 (a)	971	845
Hertz Corp. (The) 4.63%, 12/1/2026 (a)	6,538	5,787
Norfolk Southern Corp. 4.05%, 8/15/2052	971	777
Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (a)	2,102	1,953
Triton Container International Ltd. (Bermuda) 1.15%, 6/7/2024 (a)	2,913	2,863
Uber Technologies, Inc. 4.50%, 8/15/2029 (a)	2,233	2,091
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	101

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Ground Transportation — continued
Union Pacific Corp. 3.50%, 2/14/2053	2,655	1,976
XPO, Inc.
6.25%, 6/1/2028 (a)	1,772	1,776
7.13%, 6/1/2031 (a)	3,680	3,758
		49,488
Health Care Equipment & Supplies — 0.1%
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	5,918	5,586
Becton Dickinson & Co. 3.70%, 6/6/2027	2,427	2,327
DH Europe Finance II SARL 3.25%, 11/15/2039	1,360	1,082
Hologic, Inc.
4.63%, 2/1/2028 (a)	1,110	1,063
3.25%, 2/15/2029 (a)	4,368	3,894
Medline Borrower LP
3.88%, 4/1/2029 (a)	7,558	6,777
5.25%, 10/1/2029 (a)	3,258	3,014
		23,743
Health Care Providers & Services — 1.1%
Acadia Healthcare Co., Inc.
5.50%, 7/1/2028 (a)	3,921	3,790
5.00%, 4/15/2029 (a)	2,427	2,294
AdaptHealth LLC 4.63%, 8/1/2029 (a)	4,267	3,552
Aetna, Inc.
4.50%, 5/15/2042	218	185
4.13%, 11/15/2042	534	427
3.88%, 8/15/2047	6,691	5,003
Ascension Health 3.95%, 11/15/2046	667	561
Banner Health 1.90%, 1/1/2031	2,368	1,929
Cencora, Inc. 5.13%, 2/15/2034	9,030	8,864
Centene Corp. 4.63%, 12/15/2029	5,071	4,800
Children's Hospital Series 2020, 2.93%, 7/15/2050	741	475
Cigna Group (The)
4.50%, 2/25/2026	634	625
5.13%, 5/15/2031	3,480	3,442
CommonSpirit Health
1.55%, 10/1/2025	1,238	1,163
2.78%, 10/1/2030	1,238	1,060
3.91%, 10/1/2050	1,219	937
Community Health Systems, Inc.
5.63%, 3/15/2027 (a)	5,789	5,297
6.00%, 1/15/2029 (a)	2,591	2,228
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued
4.75%, 2/15/2031 (a)	6,136	4,669
Cottage Health Obligated Group Series 2020, 3.30%, 11/1/2049	486	345
CVS Health Corp.
4.30%, 3/25/2028	1,421	1,379
5.13%, 2/21/2030	4,536	4,508
5.25%, 2/21/2033	4,165	4,123
DaVita, Inc.
4.63%, 6/1/2030 (a)	4,788	4,212
3.75%, 2/15/2031 (a)	1,882	1,544
Encompass Health Corp.
4.50%, 2/1/2028	4,985	4,717
4.75%, 2/1/2030	4,989	4,628
4.63%, 4/1/2031	1,366	1,236
Hackensack Meridian Health, Inc. Series 2020, 2.88%, 9/1/2050	1,580	1,051
Hartford HealthCare Corp. 3.45%, 7/1/2054	2,282	1,594
HCA, Inc.
4.50%, 2/15/2027	19,711	19,291
5.63%, 9/1/2028	4,916	4,954
3.50%, 9/1/2030	1,095	978
2.38%, 7/15/2031	4,819	3,922
5.60%, 4/1/2034	5,000	4,978
5.50%, 6/15/2047	9,800	9,125
5.25%, 6/15/2049	6,985	6,290
3.50%, 7/15/2051	1,273	860
6.00%, 4/1/2054	5,000	4,962
Memorial Health Services 3.45%, 11/1/2049	627	466
Memorial Sloan-Kettering Cancer Center
4.13%, 7/1/2052	219	186
Series 2015, 4.20%, 7/1/2055	763	640
Mount Sinai Hospital Series 2017, 3.98%, 7/1/2048	647	529
MultiCare Health System 2.80%, 8/15/2050	345	203
MyMichigan Health Series 2020, 3.41%, 6/1/2050	928	676
New York and Presbyterian Hospital (The) 2.61%, 8/1/2060	680	393
NYU Langone Hospitals Series 2020, 3.38%, 7/1/2055	1,078	775
Owens & Minor, Inc.
4.38%, 12/15/2024	1,195	1,172
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
6.63%, 4/1/2030 (a)	4,466	4,315
Quest Diagnostics, Inc. 2.95%, 6/30/2030	971	856
Tenet Healthcare Corp.
4.88%, 1/1/2026	8,373	8,364
6.25%, 2/1/2027	486	485
5.13%, 11/1/2027	13,137	12,859
4.63%, 6/15/2028	5,461	5,198
4.25%, 6/1/2029	8,735	8,033
6.13%, 6/15/2030	11,278	11,169
Texas Health Resources
2.33%, 11/15/2050	486	292
4.33%, 11/15/2055	1,044	914
UnitedHealth Group, Inc.
3.95%, 10/15/2042	598	503
3.75%, 10/15/2047	1,088	848
3.25%, 5/15/2051	1,898	1,331
5.88%, 2/15/2053	7,903	8,455
5.05%, 4/15/2053	16,338	15,544
3.88%, 8/15/2059	782	602
Yale-New Haven Health Services Corp. Series 2020, 2.50%, 7/1/2050	942	542
		221,348
Health Care REITs — 0.0% ^
Healthpeak OP LLC 3.00%, 1/15/2030	486	426
MPT Operating Partnership LP 4.63%, 8/1/2029	1,384	1,031
Sabra Health Care LP 3.20%, 12/1/2031	2,194	1,779
Ventas Realty LP
3.50%, 2/1/2025	435	426
4.13%, 1/15/2026	84	82
3.25%, 10/15/2026	212	200
3.85%, 4/1/2027	600	571
		4,515
Health Care Technology — 0.0% ^
IQVIA, Inc.
5.00%, 10/15/2026 (a)	2,575	2,517
5.00%, 5/15/2027 (a)	5,377	5,235
		7,752
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotel & Resort REITs — 0.0% ^
RHP Hotel Properties LP
4.75%, 10/15/2027	7,088	6,769
7.25%, 7/15/2028 (a)	971	995
		7,764
Hotels, Restaurants & Leisure — 0.7%
1011778 BC ULC (Canada)
3.88%, 1/15/2028 (a)	6,174	5,759
4.00%, 10/15/2030 (a)	3,237	2,843
Boyd Gaming Corp. 4.75%, 12/1/2027	3,927	3,772
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	4,500	4,137
Caesars Entertainment, Inc.
4.63%, 10/15/2029 (a)	5,655	5,163
6.50%, 2/15/2032 (a)	2,382	2,400
Carnival Corp.
4.00%, 8/1/2028 (a)	1,841	1,698
10.50%, 6/1/2030 (a)	1,000	1,091
Carnival Holdings Bermuda Ltd. 10.38%, 5/1/2028 (a)	2,549	2,781
Cedar Fair LP
5.50%, 5/1/2025 (a)	588	586
6.50%, 10/1/2028	5,335	5,344
5.25%, 7/15/2029	1,641	1,550
Hilton Domestic Operating Co., Inc.
5.38%, 5/1/2025 (a)	1,384	1,377
5.75%, 5/1/2028 (a)	855	853
3.75%, 5/1/2029 (a)	3,424	3,110
4.88%, 1/15/2030	2,112	2,008
4.00%, 5/1/2031 (a)	367	326
3.63%, 2/15/2032 (a)	1,423	1,216
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	1,355	1,322
Marriott Ownership Resorts, Inc.
4.75%, 1/15/2028	984	914
4.50%, 6/15/2029 (a)	2,477	2,247
McDonald's Corp. 5.45%, 8/14/2053	1,570	1,565
MGM Resorts International
6.75%, 5/1/2025	913	914
5.75%, 6/15/2025	3,920	3,914
4.63%, 9/1/2026	2,015	1,954
5.50%, 4/15/2027	2,876	2,817
Royal Caribbean Cruises Ltd.
11.63%, 8/15/2027 (a)	5,840	6,317
8.25%, 1/15/2029 (a)	4,413	4,678
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	103

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
9.25%, 1/15/2029 (a)	7,071	7,606
6.25%, 3/15/2032 (a) (k)	2,095	2,101
Sands China Ltd. (Macau)
5.12%, 8/8/2025 (i)	4,752	4,675
4.05%, 1/8/2026 (i)	3,530	3,381
2.55%, 3/8/2027 (i)	3,218	2,884
Six Flags Entertainment Corp. 5.50%, 4/15/2027 (a)	2,233	2,186
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	972	974
Starbucks Corp.
4.90%, 2/15/2031	2,140	2,114
4.80%, 2/15/2033	3,087	3,044
Station Casinos LLC 4.50%, 2/15/2028 (a)	5,928	5,527
Travel + Leisure Co. 6.00%, 4/1/2027 (i)	1,020	1,016
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	3,806	3,820
Wynn Las Vegas LLC 5.25%, 5/15/2027 (a)	2,801	2,741
Wynn Macau Ltd. (Macau)
4.88%, 10/1/2024 (a)	1,925	1,910
5.63%, 8/26/2028 (a)	2,990	2,801
Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	6,806	6,420
Yum! Brands, Inc.
4.75%, 1/15/2030 (a)	781	741
3.63%, 3/15/2031	1,185	1,042
4.63%, 1/31/2032	4,659	4,277
		131,916
Household Durables — 0.2%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	4,184	4,167
Newell Brands, Inc.
5.20%, 4/1/2026 (i)	8,484	8,239
6.63%, 9/15/2029	4,524	4,330
6.37%, 4/1/2036 (i)	4,374	3,842
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	9,348	8,379
		28,957
Household Products — 0.1%
Central Garden & Pet Co.
5.13%, 2/1/2028	520	501
4.13%, 10/15/2030	4,019	3,570
4.13%, 4/30/2031 (a)	724	634
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Household Products — continued
Energizer Holdings, Inc.
4.75%, 6/15/2028 (a)	4,985	4,558
4.38%, 3/31/2029 (a)	3,782	3,351
Spectrum Brands, Inc. 5.00%, 10/1/2029 (a)	3,791	3,677
		16,291
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp.
5.25%, 6/1/2026 (a)	3,171	3,124
4.50%, 2/15/2028 (a)	2,913	2,744
5.13%, 3/15/2028 (a)	3,825	3,636
Constellation Energy Generation LLC
3.25%, 6/1/2025	578	561
5.80%, 3/1/2033	5,456	5,577
6.25%, 10/1/2039	195	201
5.75%, 10/1/2041	850	832
5.60%, 6/15/2042	8,961	8,730
6.50%, 10/1/2053	10,179	11,171
		36,576
Industrial Conglomerates — 0.0% ^
Honeywell International, Inc. 5.25%, 3/1/2054	4,740	4,730
Industrial REITs — 0.0% ^
Prologis LP
1.75%, 7/1/2030	2,427	1,990
3.00%, 4/15/2050	4,989	3,373
2.13%, 10/15/2050	1,457	800
		6,163
Insurance — 0.3%
Aflac, Inc. 3.60%, 4/1/2030	2,427	2,250
AIA Group Ltd. (Hong Kong) 3.20%, 9/16/2040 (a)	1,680	1,255
Aon Corp.
5.35%, 2/28/2033	864	862
6.25%, 9/30/2040	233	248
Arthur J Gallagher & Co. 5.75%, 7/15/2054	2,630	2,605
Athene Global Funding
1.45%, 1/8/2026 (a)	1,719	1,587
2.95%, 11/12/2026 (a)	4,369	4,049
Berkshire Hathaway Finance Corp.
2.50%, 1/15/2051	2,190	1,353
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Insurance — continued
3.85%, 3/15/2052	4,281	3,396
Cincinnati Financial Corp. 6.13%, 11/1/2034	1,068	1,114
CNA Financial Corp. 5.13%, 2/15/2034	1,700	1,644
F&G Annuities & Life, Inc. 7.40%, 1/13/2028	3,000	3,082
F&G Global Funding 1.75%, 6/30/2026 (a)	617	557
Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (a)	5,100	5,035
Great-West Lifeco Finance 2018 LP (Canada) 4.58%, 5/17/2048 (a)	395	348
Guardian Life Global Funding 5.74%, 10/2/2028 (a)	2,000	2,070
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/2077 (a)	264	217
High Street Funding Trust I 4.11%, 2/15/2028 (a)	2,000	1,877
Jackson National Life Global Funding 3.88%, 6/11/2025 (a)	2,560	2,490
Liberty Mutual Group, Inc. 3.95%, 10/15/2050 (a)	462	346
Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	1,172	1,149
Marsh & McLennan Cos., Inc. 5.45%, 3/15/2053	1,583	1,576
MetLife, Inc.
6.50%, 12/15/2032	680	744
4.13%, 8/13/2042	486	412
Metropolitan Life Global Funding I
3.05%, 6/17/2029 (a)	1,500	1,347
5.15%, 3/28/2033 (a)	8,975	8,877
Metropolitan Life Insurance Co. 7.80%, 11/1/2025 (a)	1,650	1,700
New York Life Global Funding 3.00%, 1/10/2028 (a)	2,749	2,557
New York Life Insurance Co. 6.75%, 11/15/2039 (a)	295	333
Pacific Life Insurance Co. (3-MONTH SOFR + 2.80%), 4.30%, 10/24/2067 (a) (d)	2,651	2,012
Principal Financial Group, Inc. 3.70%, 5/15/2029	588	549
Principal Life Global Funding II
3.00%, 4/18/2026 (a)	569	541
5.10%, 1/25/2029 (a)	2,650	2,629
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued
Protective Life Global Funding 1.30%, 9/20/2026 (a)	1,500	1,357
Prudential Financial, Inc. 3.91%, 12/7/2047	2,193	1,728
Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (a)	150	154
Swiss Re Finance Luxembourg SA (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (a) (d)	400	388
Teachers Insurance & Annuity Association of America
4.90%, 9/15/2044 (a)	486	441
4.27%, 5/15/2047 (a)	777	639
W R Berkley Corp. 3.55%, 3/30/2052	2,461	1,686
		67,204
Interactive Media & Services — 0.0% ^
Meta Platforms, Inc. 5.60%, 5/15/2053	4,087	4,231
IT Services — 0.1%
Arches Buyer, Inc. 4.25%, 6/1/2028 (a)	4,937	4,218
CGI, Inc. (Canada) 1.45%, 9/14/2026	3,626	3,286
Gartner, Inc.
3.63%, 6/15/2029 (a)	1,685	1,510
3.75%, 10/1/2030 (a)	5,165	4,571
Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	4,869	4,679
		18,264
Life Sciences Tools & Services — 0.0% ^
Charles River Laboratories International, Inc. 3.75%, 3/15/2029 (a)	4,908	4,427
Thermo Fisher Scientific, Inc. 4.98%, 8/10/2030	4,000	4,003
		8,430
Machinery — 0.1%
Chart Industries, Inc. 7.50%, 1/1/2030 (a)	7,279	7,508
Hillenbrand, Inc.
6.25%, 2/15/2029	1,255	1,255
3.75%, 3/1/2031	4,565	3,892
Parker-Hannifin Corp.
4.25%, 9/15/2027	680	666
6.25%, 5/15/2038	428	458
Terex Corp. 5.00%, 5/15/2029 (a)	2,850	2,661
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	105

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Machinery — continued
Trinity Industries, Inc.
4.55%, 10/1/2024	783	772
7.75%, 7/15/2028 (a)	1,845	1,901
		19,113
Marine Transportation — 0.0% ^
MV24 Capital BV (Brazil) 6.75%, 6/1/2034 (a)	2,153	2,022
Media — 1.4%
Altice Financing SA (Luxembourg) 5.75%, 8/15/2029 (a)	2,733	2,354
Charter Communications Operating LLC
2.25%, 1/15/2029	2,277	1,921
2.80%, 4/1/2031	4,175	3,374
6.65%, 2/1/2034	12,550	12,593
3.50%, 6/1/2041	3,466	2,295
3.50%, 3/1/2042	5,772	3,775
3.70%, 4/1/2051	3,107	1,886
3.90%, 6/1/2052	1,651	1,038
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	8,147	7,618
7.75%, 4/15/2028 (a)	1,961	1,695
Comcast Corp.
3.40%, 4/1/2030	12,750	11,667
1.95%, 1/15/2031	3,951	3,246
4.40%, 8/15/2035	3,738	3,473
3.90%, 3/1/2038	12,124	10,397
3.25%, 11/1/2039	10,222	7,839
3.97%, 11/1/2047	1,083	858
4.00%, 3/1/2048	4,990	3,956
4.00%, 11/1/2049	132	105
3.45%, 2/1/2050	4,085	2,933
2.89%, 11/1/2051	1,968	1,246
5.35%, 5/15/2053	23,013	22,427
2.94%, 11/1/2056	18,694	11,503
2.99%, 11/1/2063	1,152	692
Cox Communications, Inc. 2.95%, 10/1/2050 (a)	2,709	1,652
CSC Holdings LLC
5.38%, 2/1/2028 (a)	14,093	12,284
6.50%, 2/1/2029 (a)	3,959	3,451
4.50%, 11/15/2031 (a)	2,571	1,909
Directv Financing LLC 5.88%, 8/15/2027 (a)	8,367	7,897
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
Discovery Communications LLC 4.00%, 9/15/2055	2,321	1,536
DISH DBS Corp.
5.88%, 11/15/2024	10,729	10,139
5.25%, 12/1/2026 (a)	6,014	4,804
5.75%, 12/1/2028 (a)	1,782	1,234
DISH Network Corp. 11.75%, 11/15/2027 (a)	4,607	4,803
Gray Television, Inc.
4.75%, 10/15/2030 (a)	2,049	1,320
5.38%, 11/15/2031 (a)	2,114	1,368
iHeartCommunications, Inc.
6.38%, 5/1/2026	3,631	3,091
8.38%, 5/1/2027	5,520	3,312
5.25%, 8/15/2027 (a)	4,231	3,136
Lamar Media Corp.
3.75%, 2/15/2028	923	856
4.00%, 2/15/2030	5,243	4,679
News Corp. 3.88%, 5/15/2029 (a)	5,982	5,407
Nexstar Media, Inc.
5.63%, 7/15/2027 (a)	9,281	8,795
4.75%, 11/1/2028 (a)	1,369	1,216
Outfront Media Capital LLC 5.00%, 8/15/2027 (a)	3,749	3,607
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	4,393	3,475
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	1,209	981
Sinclair Television Group, Inc. 4.13%, 12/1/2030 (a)	5,422	3,962
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (a)	3,087	2,941
4.00%, 7/15/2028 (a)	8,231	7,416
5.50%, 7/1/2029 (a)	9,409	8,898
4.13%, 7/1/2030 (a)	6,172	5,310
Stagwell Global LLC 5.63%, 8/15/2029 (a)	5,660	5,053
Summer BC Bidco B LLC 5.50%, 10/31/2026 (a)	800	772
Sunrise FinCo. I BV (Netherlands) 4.88%, 7/15/2031 (a)	1,563	1,383
TEGNA, Inc.
4.63%, 3/15/2028	6,180	5,548
5.00%, 9/15/2029	2,296	2,021
Time Warner Cable LLC 7.30%, 7/1/2038	326	325
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Media — continued
Univision Communications, Inc.
4.50%, 5/1/2029 (a)	2,309	2,025
7.38%, 6/30/2030 (a)	4,190	4,047
Videotron Ltd. (Canada)
5.38%, 6/15/2024 (a)	2,969	2,960
5.13%, 4/15/2027 (a)	1,060	1,039
		263,543
Metals & Mining — 0.5%
Alcoa Nederland Holding BV
5.50%, 12/15/2027 (a)	1,750	1,720
6.13%, 5/15/2028 (a)	3,845	3,846
ATI, Inc. 5.88%, 12/1/2027	6,088	5,964
BHP Billiton Finance USA Ltd. (Australia)
5.25%, 9/8/2030	3,150	3,175
4.90%, 2/28/2033	1,942	1,916
Big River Steel LLC 6.63%, 1/31/2029 (a)	2,778	2,794
Carpenter Technology Corp. 6.38%, 7/15/2028	1,802	1,794
Cleveland-Cliffs, Inc.
6.75%, 3/15/2026 (a)	2,865	2,886
5.88%, 6/1/2027	3,585	3,547
4.63%, 3/1/2029 (a)	2,799	2,570
Corp. Nacional del Cobre de Chile (Chile)
6.44%, 1/26/2036 (a)	3,794	3,864
6.30%, 9/8/2053 (a)	2,634	2,557
FMG Resources August 2006 Pty. Ltd. (Australia) 4.50%, 9/15/2027 (a)	4,906	4,696
Freeport-McMoRan, Inc.
4.63%, 8/1/2030	16,727	15,941
5.40%, 11/14/2034	2,088	2,031
Glencore Finance Canada Ltd. (Australia) 6.90%, 11/15/2037 (a)	98	106
Glencore Funding LLC (Australia)
3.88%, 10/27/2027 (a)	3,883	3,693
2.50%, 9/1/2030 (a)	850	719
2.85%, 4/27/2031 (a)	8,941	7,619
2.63%, 9/23/2031 (a)	8,632	7,162
Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	3,248	2,995
Novelis Corp.
3.25%, 11/15/2026 (a)	1,498	1,389
4.75%, 1/30/2030 (a)	4,476	4,087
3.88%, 8/15/2031 (a)	750	635
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — continued
Nucor Corp. 2.98%, 12/15/2055	1,855	1,197
Rio Tinto Finance USA Ltd. (Australia) 5.20%, 11/2/2040	1,942	1,912
Teck Resources Ltd. (Canada) 5.40%, 2/1/2043	1,554	1,438
United States Steel Corp. 6.88%, 3/1/2029	2,578	2,608
		94,861
Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Arbor Realty Trust, Inc.
5.00%, 4/30/2026	4,854	4,503
Series QIB, 4.50%, 9/1/2026 (a)	18,930	17,161
Series QIB, 4.50%, 3/15/2027 (a)	29,123	25,776
Great Ajax Operating Partnership LP Series QIB, 8.88%, 9/1/2027 (a)	22,328	21,086
ReadyCap Holdings LLC Series QIB, 4.50%, 10/20/2026 (a)	25,000	23,030
		91,556
Multi-Utilities — 0.3%
Ameren Corp. 3.50%, 1/15/2031	2,321	2,090
Ameren Illinois Co.
4.95%, 6/1/2033	6,416	6,316
3.25%, 3/15/2050	3,835	2,688
Berkshire Hathaway Energy Co.
6.13%, 4/1/2036	1,310	1,383
2.85%, 5/15/2051	7,514	4,826
4.60%, 5/1/2053	1,160	991
Consolidated Edison Co. of New York, Inc.
Series 06-E, 5.70%, 12/1/2036	389	390
Series 2017, 3.88%, 6/15/2047	1,238	962
Series E, 4.65%, 12/1/2048	1,651	1,443
4.50%, 5/15/2058	785	660
Consumers Energy Co.
4.63%, 5/15/2033	4,626	4,469
4.35%, 4/15/2049	486	421
4.35%, 8/31/2064	477	363
Dominion Energy, Inc.
Series F, 5.25%, 8/1/2033	763	750
7.00%, 6/15/2038	389	423
Series C, 4.90%, 8/1/2041	45	40
DTE Energy Co. 5.10%, 3/1/2029	2,800	2,776
National Grid plc (United Kingdom) 5.42%, 1/11/2034	1,800	1,756
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	107

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Multi-Utilities — continued
Puget Sound Energy, Inc.
5.76%, 7/15/2040	874	871
2.89%, 9/15/2051	1,282	813
San Diego Gas & Electric Co.
Series XXX, 3.00%, 3/15/2032	4,854	4,198
6.00%, 6/1/2039	486	508
4.50%, 8/15/2040	242	215
Series UUU, 3.32%, 4/15/2050	4,641	3,224
5.35%, 4/1/2053	1,059	1,027
Southern Co. Gas Capital Corp. Series 21A, 3.15%, 9/30/2051	9,888	6,405
		50,008
Office REITs — 0.0% ^
Alexandria Real Estate Equities, Inc.
1.88%, 2/1/2033	1,112	832
5.15%, 4/15/2053	1,059	960
COPT Defense Properties LP 2.25%, 3/15/2026	1,505	1,407
		3,199
Oil, Gas & Consumable Fuels — 2.9%
AI Candelaria Spain SA (Colombia) 7.50%, 12/15/2028 (h)	935	902
Aker BP ASA (Norway)
2.00%, 7/15/2026 (a)	1,123	1,034
3.10%, 7/15/2031 (a)	4,400	3,716
Antero Midstream Partners LP
7.88%, 5/15/2026 (a)	4,092	4,180
5.75%, 1/15/2028 (a)	4,160	4,078
5.38%, 6/15/2029 (a)	2,825	2,687
Antero Resources Corp.
7.63%, 2/1/2029 (a)	4,259	4,386
5.38%, 3/1/2030 (a)	2,151	2,050
APA Infrastructure Ltd. (Australia) 4.25%, 7/15/2027 (a)	593	579
Baytex Energy Corp. (Canada)
8.75%, 4/1/2027 (a)	4,679	4,854
8.50%, 4/30/2030 (a)	1,826	1,899
Blue Racer Midstream LLC 6.63%, 7/15/2026 (a)	3,170	3,146
BP Capital Markets America, Inc.
2.72%, 1/12/2032	20,922	17,753
4.81%, 2/13/2033	10,276	10,025
4.89%, 9/11/2033	3,466	3,399
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
3.00%, 2/24/2050	5,102	3,404
2.77%, 11/10/2050	3,971	2,526
2.94%, 6/4/2051	5,194	3,401
3.00%, 3/17/2052	2,952	1,959
BP Capital Markets plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (d) (f) (g)	10,853	10,694
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (d) (f) (g)	13,465	12,708
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.15%), 6.45%, 12/1/2033 (d) (f) (g)	6,950	6,966
Buckeye Partners LP 4.13%, 12/1/2027	4,311	4,012
California Resources Corp. 7.13%, 2/1/2026 (a)	2,602	2,616
Cameron LNG LLC 3.70%, 1/15/2039 (a)	933	765
Cheniere Energy Partners LP
4.50%, 10/1/2029	13,712	12,844
3.25%, 1/31/2032	9,339	7,805
Chesapeake Energy Corp. 6.75%, 4/15/2029 (a)	6,624	6,649
Chord Energy Corp. 6.38%, 6/1/2026 (a)	4,670	4,676
Civitas Resources, Inc.
8.38%, 7/1/2028 (a)	4,151	4,344
8.63%, 11/1/2030 (a)	2,570	2,750
8.75%, 7/1/2031 (a)	7,540	8,019
CNX Resources Corp. 7.25%, 3/14/2027 (a)	2,798	2,848
Columbia Pipelines Operating Co. LLC
6.04%, 11/15/2033 (a)	4,775	4,903
6.50%, 8/15/2043 (a)	2,890	3,058
Comstock Resources, Inc.
6.75%, 3/1/2029 (a)	6,693	6,174
5.88%, 1/15/2030 (a)	1,078	943
ConocoPhillips Co.
5.05%, 9/15/2033	5,255	5,239
5.55%, 3/15/2054	14,010	14,174
4.03%, 3/15/2062	9,086	7,069
Coterra Energy, Inc. 3.90%, 5/15/2027	2,825	2,717
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Crescent Energy Finance LLC
7.25%, 5/1/2026 (a)	3,913	3,899
9.25%, 2/15/2028 (a)	4,520	4,730
DT Midstream, Inc.
4.13%, 6/15/2029 (a)	4,061	3,711
4.38%, 6/15/2031 (a)	2,602	2,343
Ecopetrol SA (Colombia) 8.38%, 1/19/2036	1,912	1,916
Enbridge, Inc. (Canada) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.43%), 8.50%, 1/15/2084 (d)	8,260	8,808
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	1,961	1,958
Energian Israel Finance Ltd. (Israel) 4.88%, 3/30/2026 (h)	1,840	1,728
Energy Transfer LP
5.75%, 4/1/2025	3,000	2,995
5.63%, 5/1/2027 (a)	869	861
6.00%, 2/1/2029 (a)	2,039	2,045
8.00%, 4/1/2029 (a)	1,592	1,651
5.75%, 2/15/2033	1,942	1,955
6.55%, 12/1/2033	5,710	6,057
5.80%, 6/15/2038	5,660	5,596
5.00%, 5/15/2050	4,854	4,185
Eni USA, Inc. (Italy) 7.30%, 11/15/2027	486	517
EnLink Midstream LLC
5.63%, 1/15/2028 (a)	3,170	3,123
5.38%, 6/1/2029	701	679
EnLink Midstream Partners LP
4.15%, 6/1/2025	758	739
4.85%, 7/15/2026	1,617	1,577
5.60%, 4/1/2044	2,344	2,124
Enterprise Products Operating LLC
Series H, 6.65%, 10/15/2034	4,610	5,090
Series J, 5.75%, 3/1/2035	777	782
Series E, (3-MONTH CME TERM SOFR + 3.29%), 5.25%, 8/16/2077 (d)	1,457	1,382
EQM Midstream Partners LP
4.00%, 8/1/2024	2,172	2,156
6.00%, 7/1/2025 (a)	415	414
4.13%, 12/1/2026	2,200	2,109
6.50%, 7/1/2027 (a)	1,942	1,961
5.50%, 7/15/2028	6,786	6,655
4.50%, 1/15/2029 (a)	4,883	4,577
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
4.75%, 1/15/2031 (a)	4,267	3,968
Equinor ASA (Norway) 7.15%, 11/15/2025	568	586
Exxon Mobil Corp.
3.00%, 8/16/2039	1,555	1,199
3.10%, 8/16/2049	670	469
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (a)	3,502	2,847
4.32%, 12/30/2039 (a)	1,243	899
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (a)	1,586	1,267
Genesis Energy LP
8.00%, 1/15/2027	1,445	1,455
7.75%, 2/1/2028	4,831	4,831
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (a)	1,798	1,711
3.45%, 10/15/2027 (a)	1,423	1,326
Greenko Dutch BV (India) 3.85%, 3/29/2026 (a)	2,014	1,898
Gulfport Energy Corp.
8.00%, 5/17/2026	1,948	1,982
8.00%, 5/17/2026 (a)	2,588	2,633
Hess Corp. 4.30%, 4/1/2027	11,740	11,453
Hess Midstream Operations LP 5.63%, 2/15/2026 (a)	5,417	5,340
HF Sinclair Corp. 5.88%, 4/1/2026	3,426	3,437
Hilcorp Energy I LP 5.75%, 2/1/2029 (a)	9,460	9,149
Kinder Morgan, Inc. 3.25%, 8/1/2050	5,524	3,580
Kinetik Holdings LP 5.88%, 6/15/2030 (a)	4,876	4,751
Leviathan Bond Ltd. (Israel)
6.13%, 6/30/2025 (h)	1,058	1,036
6.50%, 6/30/2027 (h)	1,147	1,099
6.75%, 6/30/2030 (h)	660	604
MEG Energy Corp. (Canada) 5.88%, 2/1/2029 (a)	2,879	2,807
MPLX LP
5.20%, 3/1/2047	314	282
4.95%, 3/14/2052	1,219	1,046
NGL Energy Operating LLC
8.13%, 2/15/2029 (a)	1,935	1,953
8.38%, 2/15/2032 (a)	1,935	1,966
NGPL PipeCo LLC
3.25%, 7/15/2031 (a)	598	510
7.77%, 12/15/2037 (a)	598	662
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	109

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
NuStar Logistics LP
5.75%, 10/1/2025	2,011	1,993
6.00%, 6/1/2026	1,299	1,284
5.63%, 4/28/2027	3,651	3,613
6.38%, 10/1/2030	647	649
Occidental Petroleum Corp.
8.88%, 7/15/2030	2,657	3,064
7.88%, 9/15/2031	2,524	2,840
ONEOK Partners LP 6.65%, 10/1/2036	1,423	1,508
Permian Resources Operating LLC
7.75%, 2/15/2026 (a)	2,070	2,095
5.88%, 7/1/2029 (a)	5,275	5,154
7.00%, 1/15/2032 (a)	1,950	2,002
Petroleos Mexicanos (Mexico)
6.88%, 8/4/2026	2,524	2,432
5.35%, 2/12/2028	3,160	2,744
5.95%, 1/28/2031	3,398	2,638
10.00%, 2/7/2033	7,907	7,661
7.69%, 1/23/2050	1,505	1,037
Phillips 66 4.65%, 11/15/2034	971	912
Pioneer Natural Resources Co.
1.13%, 1/15/2026	1,942	1,802
1.90%, 8/15/2030	23,833	19,853
Raizen Fuels Finance SA (Brazil) 6.45%, 3/5/2034 (a)	1,754	1,761
Range Resources Corp.
4.88%, 5/15/2025	1,532	1,511
8.25%, 1/15/2029	5,886	6,141
4.75%, 2/15/2030 (a)	826	767
Rockies Express Pipeline LLC
4.95%, 7/15/2029 (a)	3,070	2,871
4.80%, 5/15/2030 (a)	2,250	2,084
Sabine Pass Liquefaction LLC
5.63%, 3/1/2025	2,913	2,909
4.20%, 3/15/2028	3,335	3,217
4.50%, 5/15/2030	22,148	21,194
Saudi Arabian Oil Co. (Saudi Arabia) 1.63%, 11/24/2025 (a)	224	210
SM Energy Co.
5.63%, 6/1/2025	1,457	1,446
6.75%, 9/15/2026	4,864	4,837
6.63%, 1/15/2027	1,256	1,251
Southwestern Energy Co.
5.70%, 1/23/2025 (i)	197	196
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
8.38%, 9/15/2028	2,311	2,403
5.38%, 2/1/2029	5,776	5,582
5.38%, 3/15/2030	2,938	2,808
4.75%, 2/1/2032	574	521
Sunoco LP
6.00%, 4/15/2027	1,491	1,485
4.50%, 5/15/2029	5,642	5,212
Tallgrass Energy Partners LP
6.00%, 3/1/2027 (a)	3,607	3,560
5.50%, 1/15/2028 (a)	4,820	4,579
6.00%, 12/31/2030 (a)	1,593	1,481
Targa Resources Partners LP
6.50%, 7/15/2027	1,680	1,697
5.50%, 3/1/2030	1,530	1,515
4.00%, 1/15/2032	1,020	910
TerraForm Power Operating LLC 5.00%, 1/31/2028 (a)	1,426	1,347
TotalEnergies Capital International SA (France)
3.46%, 7/12/2049	4,998	3,741
3.13%, 5/29/2050	6,549	4,564
Valero Energy Corp. 2.15%, 9/15/2027	874	792
Venture Global Calcasieu Pass LLC 3.88%, 8/15/2029 (a)	6,174	5,541
Venture Global LNG, Inc.
8.13%, 6/1/2028 (a)	10,247	10,410
9.50%, 2/1/2029 (a)	10,000	10,662
8.38%, 6/1/2031 (a)	4,854	4,910
Vital Energy, Inc. 10.13%, 1/15/2028	2,000	2,093
		562,509
Passenger Airlines — 0.2%
American Airlines, Inc.
5.50%, 4/20/2026 (a)	6,325	6,267
7.25%, 2/15/2028 (a)	775	781
5.75%, 4/20/2029 (a)	12,328	12,056
Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024	3,068	3,023
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (a)	2,907	2,908
United Airlines Holdings, Inc. 4.88%, 1/15/2025	2,176	2,154
United Airlines Pass-Through Trust Series 2016-2, Class A Shares, 3.10%, 10/7/2028	671	596
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Passenger Airlines — continued
United Airlines, Inc. 4.38%, 4/15/2026 (a)	2,277	2,192
VistaJet Malta Finance plc (Switzerland) 9.50%, 6/1/2028 (a)	2,913	2,454
		32,431
Personal Care Products — 0.0% ^
Edgewell Personal Care Co.
5.50%, 6/1/2028 (a)	4,937	4,820
4.13%, 4/1/2029 (a)	2,054	1,871
Haleon US Capital LLC 3.38%, 3/24/2027	2,616	2,485
		9,176
Pharmaceuticals — 0.8%
Bausch Health Americas, Inc.
9.25%, 4/1/2026 (a)	4,518	4,247
8.50%, 1/31/2027 (a)	5,693	3,240
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (a)	6,343	5,903
5.75%, 8/15/2027 (a)	5,912	3,562
4.88%, 6/1/2028 (a)	3,433	1,956
Bristol-Myers Squibb Co.
5.20%, 2/22/2034	12,910	13,015
4.13%, 6/15/2039	5,823	5,073
2.35%, 11/13/2040	3,883	2,604
3.70%, 3/15/2052	6,576	4,991
5.55%, 2/22/2054	17,550	17,758
3.90%, 3/15/2062	3,680	2,747
6.40%, 11/15/2063	640	715
5.65%, 2/22/2064	3,275	3,305
Eli Lilly & Co.
5.00%, 2/9/2054	5,750	5,664
4.95%, 2/27/2063	2,400	2,315
Jazz Securities DAC 4.38%, 1/15/2029 (a)	5,179	4,771
Merck & Co., Inc.
5.00%, 5/17/2053	2,112	2,047
5.15%, 5/17/2063	1,641	1,601
Organon & Co.
4.13%, 4/30/2028 (a)	3,906	3,574
5.13%, 4/30/2031 (a)	5,735	4,916
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a) (b) (i)	4,135	2,622
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — continued
Pfizer Investment Enterprises Pte. Ltd.
4.75%, 5/19/2033	5,034	4,902
5.30%, 5/19/2053	5,170	5,057
5.34%, 5/19/2063	16,746	16,131
Pfizer, Inc.
4.10%, 9/15/2038	2,913	2,593
3.90%, 3/15/2039	2,874	2,454
Roche Holdings, Inc. 5.49%, 11/13/2030 (a)	14,045	14,467
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	486	463
Takeda Pharmaceutical Co. Ltd. (Japan)
5.00%, 11/26/2028	2,800	2,795
3.03%, 7/9/2040	1,600	1,192
3.18%, 7/9/2050	750	516
Wyeth LLC 5.95%, 4/1/2037	1,068	1,141
Zoetis, Inc.
2.00%, 5/15/2030	1,942	1,630
5.60%, 11/16/2032	1,870	1,932
		151,899
Real Estate Management & Development — 0.0% ^
Kennedy-Wilson, Inc.
4.75%, 3/1/2029	2,994	2,425
5.00%, 3/1/2031	1,262	982
Ontario Teachers' Cadillac Fairview Properties Trust (Canada) 3.88%, 3/20/2027 (a)	603	568
		3,975
Residential REITs — 0.1%
Camden Property Trust 3.15%, 7/1/2029	2,869	2,610
ERP Operating LP 2.85%, 11/1/2026	2,913	2,749
Essex Portfolio LP 2.65%, 3/15/2032	3,160	2,572
Mid-America Apartments LP 4.20%, 6/15/2028	1,258	1,217
UDR, Inc.
2.10%, 8/1/2032	923	714
1.90%, 3/15/2033	491	366
		10,228
Retail REITs — 0.0% ^
NNN REIT, Inc.
3.60%, 12/15/2026	921	877
4.30%, 10/15/2028	777	746
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	111

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Retail REITs — continued
Realty Income Corp.
3.25%, 1/15/2031	539	477
1.80%, 3/15/2033	1,068	804
Regency Centers LP 3.70%, 6/15/2030	3,743	3,412
Scentre Group Trust 1 (Australia)
3.50%, 2/12/2025 (a)	1,379	1,352
3.25%, 10/28/2025 (a)	971	936
Scentre Group Trust 2 (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.38%), 4.75%, 9/24/2080 (a) (d)	722	687
		9,291
Semiconductors & Semiconductor Equipment — 0.4%
Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	5,523	5,552
ams-OSRAM AG (Austria) 12.25%, 3/30/2029 (a)	1,900	1,927
Broadcom, Inc. 3.14%, 11/15/2035 (a)	12,975	10,299
Entegris, Inc.
4.38%, 4/15/2028 (a)	2,242	2,095
3.63%, 5/1/2029 (a)	1,631	1,443
5.95%, 6/15/2030 (a)	6,272	6,150
Intel Corp.
5.20%, 2/10/2033	4,854	4,859
5.63%, 2/10/2043	1,017	1,033
3.25%, 11/15/2049	1,651	1,144
5.70%, 2/10/2053	4,374	4,434
3.10%, 2/15/2060	680	431
KLA Corp. 3.30%, 3/1/2050	761	550
Marvell Technology, Inc. 2.95%, 4/15/2031	2,020	1,731
NXP BV (China)
5.00%, 1/15/2033	1,457	1,408
3.25%, 5/11/2041	3,684	2,706
ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	6,671	6,101
QUALCOMM, Inc. 4.50%, 5/20/2052	300	266
Texas Instruments, Inc.
3.88%, 3/15/2039	1,573	1,386
4.15%, 5/15/2048	292	248
5.15%, 2/8/2054	1,310	1,298
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
5.05%, 5/18/2063	8,227	7,866
TSMC Arizona Corp. (Taiwan) 2.50%, 10/25/2031	6,873	5,814
		68,741
Software — 0.4%
Black Knight InfoServ LLC 3.63%, 9/1/2028 (a)	2,001	1,885
Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (a)	5,212	4,758
Intuit, Inc. 5.20%, 9/15/2033	6,963	7,035
Microsoft Corp. 2.50%, 9/15/2050 (a)	2,524	1,604
NCR Voyix Corp.
5.00%, 10/1/2028 (a)	3,727	3,464
5.13%, 4/15/2029 (a)	3,431	3,181
Oracle Corp.
2.30%, 3/25/2028	5,772	5,172
4.90%, 2/6/2033	5,956	5,759
4.30%, 7/8/2034	551	500
3.90%, 5/15/2035	1,500	1,288
3.85%, 7/15/2036	1,705	1,433
3.80%, 11/15/2037	7,645	6,296
3.65%, 3/25/2041	3,350	2,576
4.13%, 5/15/2045	5,145	4,077
3.95%, 3/25/2051	1,418	1,058
5.55%, 2/6/2053	2,606	2,490
RingCentral, Inc. 8.50%, 8/15/2030 (a)	2,835	2,931
Roper Technologies, Inc. 1.75%, 2/15/2031	1,165	932
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	3,049	2,969
VMware LLC 4.65%, 5/15/2027	3,039	2,975
Workday, Inc. 3.70%, 4/1/2029	5,484	5,128
		67,511
Specialized REITs — 0.1%
American Tower Corp.
1.45%, 9/15/2026	1,403	1,275
3.10%, 6/15/2050	112	73
Extra Space Storage LP 2.20%, 10/15/2030	1,427	1,167
Iron Mountain, Inc.
4.88%, 9/15/2027 (a)	6,269	6,013
5.25%, 3/15/2028 (a)	962	927
4.88%, 9/15/2029 (a)	1,457	1,355
5.25%, 7/15/2030 (a)	2,515	2,353
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Specialized REITs — continued
4.50%, 2/15/2031 (a)	1,325	1,173
Public Storage Operating Co. 5.10%, 8/1/2033	4,280	4,276
SBA Communications Corp. 3.13%, 2/1/2029	7,191	6,364
		24,976
Specialty Retail — 0.4%
Asbury Automotive Group, Inc.
4.50%, 3/1/2028	3,592	3,350
4.75%, 3/1/2030	1,199	1,091
Bath & Body Works, Inc.
5.25%, 2/1/2028	747	725
7.50%, 6/15/2029	9,537	9,819
6.88%, 11/1/2035	1,753	1,754
6.75%, 7/1/2036	2,170	2,133
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	5,427	4,584
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	4,820	4,400
Home Depot, Inc. (The)
3.63%, 4/15/2052	2,585	1,953
3.50%, 9/15/2056	5,048	3,729
Lithia Motors, Inc.
4.63%, 12/15/2027 (a)	394	375
3.88%, 6/1/2029 (a)	3,005	2,682
4.38%, 1/15/2031 (a)	1,612	1,430
Lowe's Cos., Inc.
4.25%, 4/1/2052	4,544	3,651
5.63%, 4/15/2053	7,508	7,451
O'Reilly Automotive, Inc.
3.60%, 9/1/2027	180	172
1.75%, 3/15/2031	1,212	971
Penske Automotive Group, Inc. 3.75%, 6/15/2029	5,058	4,480
PetSmart, Inc. 4.75%, 2/15/2028 (a)	9,540	8,942
Sonic Automotive, Inc. 4.63%, 11/15/2029 (a)	2,952	2,605
SRS Distribution, Inc. 4.63%, 7/1/2028 (a)	4,582	4,274
Staples, Inc.
7.50%, 4/15/2026 (a)	6,223	5,983
10.75%, 4/15/2027 (a)	5,807	5,313
Valvoline, Inc. 4.25%, 2/15/2030 (a)	2,903	2,885
		84,752
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
3.75%, 11/13/2047	971	790
2.65%, 2/8/2051	3,883	2,504
4.85%, 5/10/2053	8,135	7,952
2.85%, 8/5/2061	5,325	3,390
Seagate HDD Cayman
4.09%, 6/1/2029	3,204	2,924
3.13%, 7/15/2029	2,141	1,771
8.25%, 12/15/2029 (a)	1,624	1,740
4.13%, 1/15/2031	3,545	3,114
8.50%, 7/15/2031 (a)	406	439
9.63%, 12/1/2032	762	861
		25,485
Textiles, Apparel & Luxury Goods — 0.0% ^
Hanesbrands, Inc. 4.88%, 5/15/2026 (a)	1,853	1,788
William Carter Co. (The) 5.63%, 3/15/2027 (a)	3,767	3,696
		5,484
Tobacco — 0.5%
Altria Group, Inc.
2.45%, 2/4/2032	3,883	3,110
3.40%, 2/4/2041	9,538	6,859
BAT Capital Corp. (United Kingdom)
3.56%, 8/15/2027	1,875	1,773
2.26%, 3/25/2028	267	236
4.39%, 8/15/2037	27,404	22,474
4.54%, 8/15/2047	9,778	7,334
Philip Morris International, Inc.
5.38%, 2/15/2033	9,368	9,323
5.63%, 9/7/2033	13,190	13,331
5.25%, 2/13/2034	22,160	21,650
4.38%, 11/15/2041	15,976	13,580
		99,670
Trading Companies & Distributors — 0.3%
Air Lease Corp.
2.30%, 2/1/2025	971	940
3.25%, 3/1/2025	235	230
3.38%, 7/1/2025	3,748	3,641
1.88%, 8/15/2026	1,557	1,430
5.85%, 12/15/2027	1,772	1,794
3.25%, 10/1/2029	991	881
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	113

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Trading Companies & Distributors — continued
Aviation Capital Group LLC
5.50%, 12/15/2024 (a)	546	543
4.13%, 8/1/2025 (a)	1,893	1,839
4.88%, 10/1/2025 (a)	4,078	3,996
BOC Aviation Ltd. (China) 3.50%, 10/10/2024 (a)	370	365
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	6,163	6,032
Imola Merger Corp. 4.75%, 5/15/2029 (a)	7,879	7,301
United Rentals North America, Inc.
4.88%, 1/15/2028	5,314	5,130
5.25%, 1/15/2030	4,025	3,897
4.00%, 7/15/2030	5,825	5,273
3.88%, 2/15/2031	1,270	1,122
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	6,403	6,441
7.25%, 6/15/2028 (a)	3,092	3,160
6.38%, 3/15/2029 (a) (k)	3,587	3,587
6.63%, 3/15/2032 (a) (k)	2,110	2,111
WW Grainger, Inc. 4.60%, 6/15/2045	505	462
		60,175
Transportation Infrastructure — 0.0% ^
Sydney Airport Finance Co. Pty. Ltd. (Australia) 3.38%, 4/30/2025 (a)	1,262	1,230
Transurban Finance Co. Pty. Ltd. (Australia) 2.45%, 3/16/2031 (a)	617	512
		1,742
Water Utilities — 0.0% ^
American Water Capital Corp.
3.45%, 6/1/2029	602	560
5.15%, 3/1/2034	3,400	3,372
		3,932
Wireless Telecommunication Services — 0.2%
Empresa Nacional de Telecomunicaciones SA (Chile) 3.05%, 9/14/2032 (a)	2,001	1,583
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	4,493	2,961
Sprint LLC 7.63%, 3/1/2026	1,267	1,309
T-Mobile USA, Inc.
2.63%, 2/15/2029	11,295	10,015
3.38%, 4/15/2029	14,785	13,555
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wireless Telecommunication Services — continued
5.15%, 4/15/2034	7,510	7,395
5.50%, 1/15/2055	1,890	1,841
		38,659
Total Corporate Bonds (Cost $6,295,906)		5,879,540
Mortgage-Backed Securities — 23.7%
FHLMC
Pool # 1G1861, ARM, 4.54%, 3/1/2036 (j)	16	16
Pool # 1J1380, ARM, 6.31%, 3/1/2036 (j)	9	9
Pool # 1J1393, ARM, 5.82%, 10/1/2036 (j)	16	17
Pool # 1Q0476, ARM, 6.03%, 10/1/2037 (j)	51	51
FHLMC Gold Pools, 15 Year
Pool # G13805, 5.50%, 12/1/2024	—	—
Pool # G14252, 5.50%, 12/1/2024	—	—
Pool # J14494, 4.00%, 2/1/2026	84	83
FHLMC Gold Pools, 20 Year
Pool # C91025, 7.00%, 1/1/2027	16	17
Pool # G30591, 6.00%, 2/1/2028	115	116
Pool # D98914, 4.00%, 1/1/2032	1,358	1,321
Pool # G31099, 4.00%, 1/1/2038	6,282	6,031
FHLMC Gold Pools, 30 Year
Pool # C80161, 7.50%, 6/1/2024	—	—
Pool # G00271, 7.00%, 9/1/2024	—	—
Pool # G00278, 7.00%, 11/1/2024	—	—
Pool # C00496, 7.50%, 2/1/2027	—	—
Pool # D81734, 7.00%, 8/1/2027	5	5
Pool # G00747, 8.00%, 8/1/2027	9	9
Pool # D86005, 7.00%, 2/1/2028	2	2
Pool # G02210, 7.00%, 12/1/2028	15	16
Pool # C21930, 6.00%, 2/1/2029	4	4
Pool # C00785, 6.50%, 6/1/2029	5	5
Pool # A27201, 6.50%, 3/1/2032	29	30
Pool # A13067, 4.00%, 9/1/2033	16	16
Pool # G60154, 5.00%, 2/1/2034	5,357	5,323
Pool # G60214, 5.00%, 7/1/2035	5,517	5,483
Pool # C02641, 7.00%, 10/1/2036	13	14
Pool # C02660, 6.50%, 11/1/2036	28	29
Pool # G06172, 5.50%, 12/1/2038	627	637
Pool # G06576, 5.00%, 9/1/2040	2,788	2,771
Pool # A96733, 4.50%, 2/1/2041	4,901	4,787
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # G06493, 4.50%, 5/1/2041	232	226
Pool # G61864, 5.50%, 6/1/2041	2,386	2,427
Pool # Q05956, 4.50%, 2/1/2042	755	736
Pool # Q11285, 3.50%, 9/1/2042	2,047	1,884
Pool # Q12174, 3.50%, 10/1/2042	2,286	2,103
Pool # G07239, 3.00%, 12/1/2042	2,357	2,106
Pool # Q13796, 3.50%, 12/1/2042	3,411	3,137
Pool # Q15767, 3.00%, 2/1/2043	1,974	1,768
Pool # Q33869, 4.00%, 6/1/2045	1,804	1,682
Pool # G61462, 4.00%, 7/1/2045	8,516	8,029
Pool # Q37784, 3.50%, 12/1/2045	1,719	1,560
Pool # Q39092, 4.00%, 2/1/2046	2,048	1,935
Pool # Q39412, 3.50%, 3/1/2046	674	611
Pool # Q40797, 3.50%, 5/1/2046	3,158	2,866
Pool # Q40922, 3.50%, 6/1/2046	995	903
Pool # Q41602, 3.50%, 7/1/2046	371	336
Pool # Q42079, 3.50%, 7/1/2046	540	490
Pool # Q42657, 3.50%, 8/1/2046	4,476	4,062
Pool # Q42656, 4.00%, 8/1/2046	442	416
Pool # Q43241, 3.50%, 9/1/2046	3,996	3,627
Pool # Q43237, 4.00%, 9/1/2046	858	808
Pool # G61565, 4.50%, 4/1/2048	12,463	12,061
Pool # Z40179, 4.00%, 7/1/2048	5,150	4,840
FHLMC Gold Pools, Other
Pool # G20027, 10.00%, 10/1/2030	1	1
Pool # B90491, 7.50%, 1/1/2032	65	66
Pool # U89009, 3.50%, 9/1/2032	247	236
Pool # WN1179, 3.85%, 9/1/2032	16,891	15,693
Pool # U80074, 3.50%, 10/1/2032	871	831
Pool # WA3237, 3.55%, 11/1/2032	14,604	13,316
Pool # WN1167, 4.17%, 10/1/2034	19,415	18,374
Pool # G20028, 7.50%, 12/1/2036	88	90
Pool # U90690, 3.50%, 6/1/2042	891	803
Pool # U90975, 4.00%, 6/1/2042	214	202
Pool # U90230, 4.50%, 9/1/2042	834	807
Pool # U90281, 4.00%, 10/1/2042	499	471
Pool # U92021, 5.00%, 9/1/2043	813	800
Pool # U99076, 4.50%, 12/1/2043	2,119	2,067
Pool # U99084, 4.50%, 2/1/2044	1,623	1,584
Pool # U92996, 3.50%, 6/1/2045	185	169
Pool # U93026, 3.50%, 7/1/2045	472	430
Pool # U99134, 4.00%, 1/1/2046	2,323	2,193
Pool # U93155, 3.50%, 5/1/2046	538	490
Pool # U93158, 3.50%, 6/1/2046	311	283
Pool # U93167, 3.50%, 7/1/2046	528	476
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # U93172, 3.50%, 7/1/2046	590	528
FHLMC UMBS, 30 Year
Pool # RA2008, 4.00%, 1/1/2050	7,586	7,080
Pool # SD8089, 2.50%, 7/1/2050	37,375	31,010
Pool # RA3605, 2.50%, 10/1/2050	69,661	57,825
Pool # QC9443, 2.50%, 10/1/2051	19,790	16,431
Pool # RA6135, 2.50%, 10/1/2051	16,732	13,889
Pool # RA6350, 3.00%, 11/1/2051	8,982	7,747
Pool # RA6459, 2.50%, 12/1/2051	13,267	10,906
Pool # QD4350, 3.00%, 1/1/2052	22,809	19,674
Pool # SD2301, 3.50%, 3/1/2052	23,228	20,758
Pool # SD7554, 2.50%, 4/1/2052	17,464	14,588
Pool # RA7192, 3.50%, 4/1/2052	22,751	20,258
Pool # SD1293, 4.50%, 7/1/2052	21,373	20,250
Pool # SD1303, 4.50%, 7/1/2052	12,431	11,782
Pool # QE8091, 4.00%, 8/1/2052	30,416	28,020
Pool # SD1794, 4.50%, 8/1/2052	17,419	16,510
Pool # QF3378, 5.00%, 11/1/2052	12,407	12,111
Pool # QF3433, 5.00%, 11/1/2052	16,633	16,247
Pool # QF5369, 5.00%, 12/1/2052	16,682	16,295
Pool # RA8766, 5.00%, 3/1/2053	37,812	36,687
FNMA
Pool # 766610, ARM, 5.93%, 1/1/2034 (j)	10	10
Pool # 823660, ARM, 5.13%, 5/1/2035 (j)	45	45
Pool # 910181, ARM, 5.65%, 3/1/2037 (j)	13	14
Pool # 888304, ARM, 3.81%, 4/1/2037 (j)	1	1
Pool # 888750, ARM, 5.33%, 4/1/2037 (j)	21	21
Pool # 948208, ARM, 7.12%, 7/1/2037 (j)	12	12
FNMA UMBS, 15 Year
Pool # 890231, 5.00%, 7/1/2025	17	17
Pool # CA4723, 3.50%, 11/1/2034	4,685	4,464
FNMA UMBS, 20 Year
Pool # MA0602, 3.50%, 12/1/2030	75	72
Pool # BM3254, 4.00%, 1/1/2038	4,871	4,668
Pool # BM3566, 4.00%, 2/1/2038	5,365	5,158
Pool # CA1234, 4.00%, 2/1/2038	1,912	1,825
Pool # CA1238, 4.00%, 2/1/2038	1,955	1,868
Pool # FS0795, 3.00%, 1/1/2042	12,249	10,938
FNMA UMBS, 30 Year
Pool # 250228, 9.00%, 4/1/2025	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	115

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 328066, 8.50%, 10/1/2025	—	—
Pool # 313692, 8.50%, 12/1/2025	—	—
Pool # 250854, 7.50%, 3/1/2027	—	—
Pool # 251569, 7.00%, 3/1/2028	—	—
Pool # 420165, 6.50%, 4/1/2028	14	15
Pool # 455598, 5.50%, 12/1/2028	4	4
Pool # 252570, 6.50%, 7/1/2029	6	6
Pool # 517679, 6.50%, 7/1/2029	22	23
Pool # 323866, 6.50%, 8/1/2029	6	6
Pool # 995656, 7.00%, 6/1/2033	66	67
Pool # AL6168, 5.00%, 9/1/2033	2,572	2,552
Pool # 725229, 6.00%, 3/1/2034	447	459
Pool # AA0918, 5.50%, 9/1/2034	80	81
Pool # 735503, 6.00%, 4/1/2035	44	46
Pool # 745948, 6.50%, 10/1/2036	7	7
Pool # AL0379, 8.00%, 12/1/2036	409	422
Pool # 995149, 6.50%, 10/1/2038	21	22
Pool # 995504, 7.50%, 11/1/2038	28	29
Pool # AC3237, 5.00%, 10/1/2039	272	270
Pool # AC4467, 4.50%, 12/1/2039	471	460
Pool # AE1526, 4.50%, 9/1/2040	805	785
Pool # AE3095, 4.50%, 9/1/2040	462	451
Pool # AE0681, 4.50%, 12/1/2040	2,200	2,145
Pool # AL0038, 5.00%, 2/1/2041	2,061	2,043
Pool # AX5292, 5.00%, 1/1/2042	9,746	9,666
Pool # BM1065, 5.50%, 2/1/2042	3,651	3,707
Pool # AL2059, 4.00%, 6/1/2042	7,523	7,159
Pool # AB7575, 3.00%, 1/1/2043	1,666	1,480
Pool # AR6380, 3.00%, 2/1/2043	2,330	2,084
Pool # 890564, 3.00%, 6/1/2043	2,996	2,660
Pool # AT5907, 4.00%, 6/1/2043	4,276	4,069
Pool # AS0214, 3.50%, 8/1/2043	5,023	4,597
Pool # AL6848, 5.00%, 6/1/2044	820	813
Pool # BA2343, 4.00%, 9/1/2045	2,002	1,886
Pool # BE5080, 3.50%, 4/1/2046	5,154	4,648
Pool # BA1210, 3.50%, 5/1/2046	562	509
Pool # BA7485, 3.50%, 6/1/2046	529	480
Pool # BC2969, 3.50%, 6/1/2046	421	381
Pool # BD1371, 3.50%, 6/1/2046	404	366
Pool # BA7492, 4.00%, 6/1/2046	600	564
Pool # BC9368, 4.00%, 6/1/2046	2,403	2,246
Pool # BD1372, 4.00%, 6/1/2046	1,104	1,038
Pool # BD2956, 3.50%, 7/1/2046	4,257	3,858
Pool # BD5456, 3.50%, 8/1/2046	1,627	1,474
Pool # BM1169, 4.00%, 9/1/2046	7,849	7,469
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BE0280, 3.50%, 10/1/2046	1,459	1,322
Pool # AS8335, 4.50%, 11/1/2046	3,933	3,813
Pool # FS0976, 2.50%, 3/1/2047	6,136	5,070
Pool # BM1906, 4.00%, 5/1/2047	4,985	4,743
Pool # AS9811, 5.00%, 6/1/2047	1,367	1,349
Pool # BH7565, 4.00%, 8/1/2047	9,100	8,550
Pool # BM3500, 4.00%, 9/1/2047	3,707	3,547
Pool # CA0346, 4.50%, 9/1/2047	5,245	5,061
Pool # BH6687, 4.00%, 11/1/2047	1,003	940
Pool # BM3044, 4.00%, 11/1/2047	3,176	2,984
Pool # BE8347, 4.00%, 12/1/2047	523	490
Pool # BJ5254, 4.00%, 12/1/2047	3,519	3,303
Pool # BM3499, 4.00%, 12/1/2047	33,521	31,461
Pool # BH6689, 4.00%, 1/1/2048	803	752
Pool # BJ7311, 4.00%, 1/1/2048	15,040	14,114
Pool # BJ8238, 4.00%, 1/1/2048	5,182	4,863
Pool # BJ8265, 4.00%, 1/1/2048	3,231	3,027
Pool # BK1008, 4.00%, 1/1/2048	1,451	1,361
Pool # BJ4617, 4.00%, 2/1/2048	3,343	3,181
Pool # BJ5772, 4.00%, 2/1/2048	3,674	3,414
Pool # BK1581, 4.00%, 2/1/2048	522	491
Pool # FM0035, 3.50%, 3/1/2048	5,663	5,132
Pool # BJ5803, 4.00%, 3/1/2048	2,724	2,530
Pool # BK1963, 4.00%, 3/1/2048	2,314	2,202
Pool # BM3665, 4.00%, 3/1/2048	13,503	12,718
Pool # BJ5789, 4.50%, 3/1/2048	892	850
Pool # BE2789, 4.00%, 4/1/2048	1,092	1,015
Pool # CA1710, 4.50%, 5/1/2048	2,691	2,588
Pool # BK5943, 5.00%, 6/1/2048	661	657
Pool # BK4130, 4.50%, 7/1/2048	137	132
Pool # BK6562, 4.50%, 7/1/2048	1,185	1,135
Pool # BK6589, 4.50%, 7/1/2048	1,183	1,131
Pool # BN0133, 4.00%, 8/1/2048	1,684	1,569
Pool # BK9292, 5.00%, 8/1/2048	2,455	2,440
Pool # CA4662, 3.50%, 9/1/2048	5,253	4,705
Pool # BN1312, 4.00%, 9/1/2048	6,603	6,155
Pool # 890863, 5.00%, 9/1/2048	13,295	13,517
Pool # BN0234, 5.00%, 9/1/2048	1,456	1,446
Pool # MA3496, 4.50%, 10/1/2048	1,713	1,647
Pool # BN0861, 5.00%, 10/1/2048	1,036	1,029
Pool # BK9556, 4.00%, 12/1/2048	2,441	2,270
Pool # BK1176, 5.00%, 1/1/2049	1,346	1,323
Pool # BK8748, 4.50%, 5/1/2049	4,718	4,507
Pool # BO2428, 3.50%, 7/1/2049	2,957	2,672
Pool # BO0592, 4.00%, 7/1/2049	548	509
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # CA5702, 2.50%, 5/1/2050	23,677	19,755
Pool # BP6439, 2.50%, 7/1/2050	42,612	35,090
Pool # CA6361, 2.50%, 7/1/2050	22,747	19,092
Pool # CA6708, 2.50%, 8/1/2050	14,050	11,808
Pool # CA6989, 2.50%, 9/1/2050	27,488	23,030
Pool # FM5173, 2.50%, 12/1/2050 (k)	24,799	20,674
Pool # CA8862, 2.50%, 1/1/2051 (k)	22,957	19,160
Pool # FM5778, 2.50%, 2/1/2051 (k)	26,539	22,133
Pool # BR6358, 2.00%, 3/1/2051	9,095	7,213
Pool # CB0189, 3.00%, 4/1/2051	5,941	5,134
Pool # CB0458, 2.50%, 5/1/2051	32,649	27,053
Pool # FM7957, 2.50%, 7/1/2051 (k)	12,277	10,230
Pool # FS3615, 2.50%, 7/1/2051	8,880	7,379
Pool # FM8336, 2.50%, 8/1/2051	20,036	16,684
Pool # CB1411, 3.00%, 8/1/2051	26,028	22,453
Pool # CB1901, 2.50%, 10/1/2051	20,213	16,963
Pool # FM9195, 2.50%, 10/1/2051 (k)	11,295	9,380
Pool # FM9198, 2.50%, 11/1/2051 (k)	12,196	10,146
Pool # CB2410, 2.50%, 12/1/2051	9,002	7,471
Pool # CB2411, 2.50%, 12/1/2051	16,687	13,850
Pool # FS4108, 4.00%, 12/1/2051	9,513	8,771
Pool # CB2637, 2.50%, 1/1/2052	28,259	23,340
Pool # FS0196, 2.50%, 1/1/2052	29,712	24,429
Pool # CB2670, 3.00%, 1/1/2052	25,569	21,897
Pool # BU1322, 2.50%, 2/1/2052	12,511	10,310
Pool # BV2784, 2.50%, 2/1/2052	9,635	7,931
Pool # FS5670, 2.50%, 2/1/2052	13,764	11,431
Pool # FS5986, 2.50%, 2/1/2052	9,806	8,147
Pool # MA4548, 2.50%, 2/1/2052	94,130	77,453
Pool # FS4533, 2.50%, 3/1/2052	7,877	6,541
Pool # FS0957, 3.00%, 3/1/2052	26,034	22,307
Pool # FS1954, 3.00%, 3/1/2052	26,958	23,570
Pool # BV5360, 2.50%, 4/1/2052 (k)	35,548	29,283
Pool # FS5499, 2.50%, 4/1/2052	21,772	18,076
Pool # FS1538, 3.00%, 4/1/2052	70,401	60,311
Pool # CB3378, 4.00%, 4/1/2052	12,771	11,757
Pool # FS1255, 4.00%, 4/1/2052	9,531	8,992
Pool # CB3608, 3.50%, 5/1/2052	88,129	78,476
Pool # FS3577, 3.00%, 7/1/2052	27,106	23,382
Pool # FS2588, 4.50%, 8/1/2052	46,063	43,658
Pool # FS3536, 4.50%, 8/1/2052	21,529	20,394
Pool # FS3829, 4.50%, 9/1/2052	5,826	5,522
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CB4628, 5.00%, 9/1/2052	37,310	36,205
Pool # FS2982, 5.00%, 9/1/2052	16,707	16,225
Pool # BX0098, 5.00%, 10/1/2052	13,224	12,908
Pool # FS3457, 4.50%, 11/1/2052	26,874	25,457
Pool # FS3428, 4.00%, 12/1/2052	25,033	23,120
Pool # CB5907, 5.50%, 3/1/2053	18,733	18,649
Pool # CB6314, 5.00%, 5/1/2053	16,427	15,963
Pool # BY4714, 5.00%, 6/1/2053	50,069	48,569
Pool # BY4776, 5.00%, 7/1/2053	43,258	41,962
Pool # BY7130, 6.00%, 9/1/2053	19,857	19,997
Pool # BY9849, 6.00%, 10/1/2053	11,270	11,349
FNMA, 30 Year Pool # CA2171, 4.00%, 8/1/2048	10,799	10,128
FNMA, Other
Pool # AN1302, 2.93%, 1/1/2025	3,647	3,565
Pool # AM8702, 2.73%, 4/1/2025	17,789	17,277
Pool # AM8674, 2.81%, 4/1/2025	18,095	17,580
Pool # AM8691, 2.64%, 6/1/2025	18,228	17,628
Pool # AM9942, 3.09%, 10/1/2025	10,678	10,341
Pool # AN0707, 3.13%, 2/1/2026	7,763	7,500
Pool # AN1222, 2.78%, 4/1/2026	6,795	6,501
Pool # AN1413, 2.49%, 5/1/2026	8,870	8,425
Pool # AN1503, 2.62%, 5/1/2026	4,993	4,760
Pool # AN1221, 2.81%, 5/1/2026	3,883	3,713
Pool # AN1497, 2.61%, 6/1/2026	9,826	9,341
Pool # AN2689, 2.20%, 10/1/2026	5,670	5,310
Pool # AN4000, 3.00%, 12/1/2026	2,113	2,015
Pool # AL6937, 3.80%, 12/1/2026 (j)	2,037	1,991
Pool # AN4917, 3.13%, 3/1/2027	12,644	12,022
Pool # BL3525, 2.60%, 9/1/2027	10,587	9,842
Pool # BL0497, 3.84%, 10/1/2027	4,481	4,328
Pool # AN1449, 2.97%, 4/1/2028	5,979	5,588
Pool # AN2005, 2.73%, 7/1/2028	9,626	8,852
Pool # 387807, 3.55%, 8/1/2028	11,034	10,512
Pool # AN3685, 2.69%, 12/1/2028	14,635	13,343
Pool # AN4004, 3.27%, 12/1/2028	8,227	7,712
Pool # BL1040, 3.81%, 12/1/2028	15,532	14,895
Pool # BL0907, 3.88%, 12/1/2028	282	269
Pool # AN4154, 3.17%, 1/1/2029	16,343	15,150
Pool # AN4349, 3.35%, 1/1/2029	8,213	7,771
Pool # AN4344, 3.37%, 1/1/2029	15,491	14,588
Pool # AN1872, 2.90%, 5/1/2029	3,382	3,102
Pool # AN5677, 3.25%, 6/1/2029	8,795	8,211
Pool # BL3509, 2.66%, 8/1/2029	21,795	19,694
Pool # BL3491, 2.84%, 8/1/2029	15,435	14,001
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	117

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BS6621, 3.50%, 9/1/2029	10,000	9,375
Pool # BS5424, 3.42%, 5/1/2030	12,768	11,877
Pool # 387883, 3.78%, 8/1/2030	15,890	15,063
Pool # BS5172, 2.59%, 9/1/2030	9,906	8,848
Pool # AN9293, 3.71%, 9/1/2030	24,332	22,897
Pool # BS5171, 2.51%, 10/1/2030	24,458	21,387
Pool # AN2308, 2.87%, 8/1/2031	7,702	6,923
Pool # AN2625, 2.50%, 10/1/2031	11,041	9,581
Pool # BL3368, 2.84%, 11/1/2031	4,344	3,790
Pool # BM6857, 1.83%, 12/1/2031 (j)	24,959	20,264
Pool # BS4644, 1.99%, 1/1/2032	11,500	9,551
Pool # BS4654, 2.39%, 3/1/2032	7,581	6,424
Pool # BL6367, 1.82%, 4/1/2032	34,407	28,013
Pool # BL6302, 2.07%, 5/1/2032	14,715	11,969
Pool # BS5332, 3.09%, 5/1/2032	6,067	5,372
Pool # BS5452, 3.09%, 5/1/2032	23,025	20,258
Pool # BS5500, 3.13%, 5/1/2032	11,164	9,914
Pool # BS5440, 3.26%, 5/1/2032	14,265	12,791
Pool # AO7654, 3.50%, 5/1/2032	869	825
Pool # AO5230, 3.50%, 6/1/2032	542	518
Pool # AO7057, 3.50%, 6/1/2032	416	395
Pool # AO7746, 3.50%, 6/1/2032	94	89
Pool # AO8038, 3.50%, 7/1/2032	882	836
Pool # AP0645, 3.50%, 7/1/2032	1,305	1,246
Pool # AP0682, 3.50%, 7/1/2032	1,120	1,066
Pool # AP1314, 3.50%, 8/1/2032	1,297	1,234
Pool # AQ1534, 3.50%, 10/1/2032	374	356
Pool # BS8959, 4.73%, 10/1/2032	17,812	17,673
Pool # BL8708, 1.40%, 11/1/2032	8,000	6,107
Pool # AQ1607, 3.50%, 11/1/2032	292	278
Pool # BS7320, 4.88%, 12/1/2032	7,766	7,793
Pool # 650236, 5.00%, 12/1/2032	8	8
Pool # BS7496, 4.33%, 1/1/2033	24,269	23,467
Pool # BS7484, 4.56%, 1/1/2033	48,195	47,384
Pool # BS7843, 3.90%, 2/1/2033	18,570	17,334
Pool # BS7850, 4.21%, 2/1/2033	31,064	29,733
Pool # BS7675, 4.42%, 2/1/2033	12,732	12,374
Pool # AR7961, 3.50%, 3/1/2033	347	330
Pool # BS1636, 2.25%, 4/1/2033	42,227	34,591
Pool # BS7740, 4.11%, 4/1/2033	31,064	29,400
Pool # BS8141, 4.48%, 4/1/2033	14,803	14,447
Pool # BS8546, 4.37%, 5/1/2033	16,163	15,640
Pool # BS9007, 4.32%, 7/1/2033	17,136	16,534
Pool # BS9089, 4.51%, 7/1/2033	14,561	14,239
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BL3453, 3.16%, 8/1/2033	14,260	12,438
Pool # BS9146, 4.35%, 8/1/2033	31,048	29,980
Pool # BS9305, 4.39%, 8/1/2033	11,534	11,181
Pool # BS3020, 1.96%, 9/1/2033	8,251	6,448
Pool # BS9471, 4.45%, 10/1/2033	10,000	9,730
Pool # BS9182, 4.52%, 10/1/2033	13,955	13,654
Pool # BS4824, 2.50%, 2/1/2034	24,628	20,079
Pool # BZ0430, 4.32%, 2/1/2034	23,000	22,120
Pool # BZ0420, 4.60%, 2/1/2034	50,000	49,187
Pool # BS5184, 2.67%, 4/1/2034	19,415	16,152
Pool # BS5271, 2.98%, 4/1/2034	1,453	1,265
Pool # BS6427, 3.75%, 9/1/2034	12,918	11,761
Pool # 868763, 6.50%, 4/1/2036	5	5
Pool # 886320, 6.50%, 7/1/2036	13	13
Pool # BS2829, 2.14%, 8/1/2036	12,147	9,392
Pool # AO6757, 4.00%, 6/1/2042	1,427	1,368
Pool # MA1125, 4.00%, 7/1/2042	922	869
Pool # MA1213, 3.50%, 10/1/2042	4,197	3,819
Pool # MA1283, 3.50%, 12/1/2042	647	589
Pool # MA1328, 3.50%, 1/1/2043	2,243	2,041
Pool # MA1404, 3.50%, 4/1/2043	1,191	1,084
Pool # MA1462, 3.50%, 6/1/2043	611	562
Pool # MA1463, 3.50%, 6/1/2043	1,690	1,538
Pool # MA1510, 4.00%, 7/1/2043	1,305	1,230
Pool # MA1546, 3.50%, 8/1/2043	2,688	2,446
Pool # AU8840, 4.50%, 11/1/2043	805	778
Pool # AV2613, 4.50%, 11/1/2043	1,679	1,621
Pool # MA1711, 4.50%, 12/1/2043	1,267	1,224
Pool # AL6167, 3.50%, 1/1/2044	9,365	8,521
Pool # MA2346, 3.50%, 6/1/2045	245	223
Pool # MA2462, 4.00%, 11/1/2045	2,169	2,034
Pool # MA2482, 4.00%, 12/1/2045	2,366	2,219
Pool # MA2519, 4.00%, 1/1/2046	2,242	2,103
Pool # BC0784, 3.50%, 4/1/2046	410	373
Pool # MA2593, 4.00%, 4/1/2046	5,410	5,073
Pool # MA2631, 4.00%, 5/1/2046	5,965	5,600
Pool # MA2658, 3.50%, 6/1/2046	2,050	1,865
Pool # MA2690, 3.50%, 7/1/2046	4,071	3,704
Pool # BF0533, 2.50%, 11/1/2050	18,260	15,173
Pool # BF0090, 3.50%, 5/1/2056	20,193	18,108
Pool # BF0131, 3.50%, 8/1/2056	27,026	23,783
Pool # BM6734, 4.00%, 8/1/2059	11,528	10,668
Pool # BM7075, 3.00%, 3/1/2061	12,269	10,377
Pool # BF0584, 4.50%, 12/1/2061	7,863	7,489
Pool # BF0617, 2.50%, 3/1/2062	36,888	29,325
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BF0674, 2.50%, 4/1/2062	33,376	26,522
Pool # BF0673, 2.50%, 6/1/2062	18,848	14,977
Pool # BF0654, 3.00%, 6/1/2062	22,551	18,847
Pool # BF0655, 3.50%, 6/1/2062	17,687	15,411
Pool # BF0677, 4.00%, 9/1/2062	49,864	45,887
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 2.50%, 3/25/2054 (k)	258,190	212,106
TBA, 3.00%, 3/25/2054 (k)	130,000	111,178
TBA, 4.00%, 3/25/2054 (k)	52,645	48,432
TBA, 4.50%, 3/25/2054 (k)	10,790	10,213
GNMA I, 30 Year
Pool # 780481, 7.00%, 12/15/2026	—	—
Pool # 460982, 7.00%, 11/15/2027	—	—
Pool # 460759, 6.50%, 2/15/2028	12	12
Pool # 781118, 6.50%, 10/15/2029	12	12
Pool # 783867, 6.00%, 8/15/2036	1,497	1,539
Pool # AS4934, 4.50%, 5/15/2046	671	651
Pool # AT7538, 4.00%, 7/15/2046	3,428	3,226
Pool # AT7652, 4.00%, 8/15/2046	2,139	2,014
Pool # BM1819, 5.00%, 4/15/2049	2,720	2,737
GNMA II
Pool # CK2783, ARM, 6.58%, 2/20/2072 (j)	34,980	36,091
Pool # CL4592, ARM, 6.44%, 3/20/2072 (j)	19,895	20,402
Pool # CL8122, ARM, 6.51%, 3/20/2072 (j)	31,555	32,667
Pool # CK2802, ARM, 6.54%, 3/20/2072 (j)	18,290	18,848
Pool # CK2795, ARM, 6.58%, 3/20/2072 (j)	43,046	44,409
Pool # CM9946, ARM, 6.59%, 3/20/2072 (j)	11,569	11,944
Pool # CM9934, ARM, 6.61%, 3/20/2072 (j)	13,891	14,350
Pool # CK2792, ARM, 6.62%, 3/20/2072 (j)	27,388	28,340
Pool # CK2804, ARM, 6.56%, 4/20/2072 (j)	32,230	33,244
Pool # BL8377, ARM, 6.61%, 4/20/2072 (j)	19,339	20,027
GNMA II, 30 Year
Pool # 2056, 7.50%, 8/20/2025	—	—
Pool # 2270, 8.00%, 8/20/2026	—	—
Pool # 2285, 8.00%, 9/20/2026	6	6
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 2379, 8.00%, 2/20/2027	—	—
Pool # 2397, 8.00%, 3/20/2027	—	—
Pool # 2445, 8.00%, 6/20/2027	3	3
Pool # 2457, 7.50%, 7/20/2027	8	8
Pool # 2538, 8.00%, 1/20/2028	1	1
Pool # 2581, 8.00%, 4/20/2028	—	—
Pool # 2619, 8.00%, 7/20/2028	1	1
Pool # 2714, 6.50%, 2/20/2029	1	1
Pool # 4901, 8.00%, 9/20/2031	137	142
Pool # 5020, 7.50%, 5/20/2032	78	79
Pool # 738210, 7.00%, 6/20/2032	127	128
Pool # 738062, 6.00%, 11/20/2032	189	193
Pool # 738059, 6.00%, 10/20/2033	99	101
Pool # 738049, 6.00%, 3/20/2035	103	106
Pool # 737987, 6.00%, 4/20/2036	80	81
Pool # 737975, 6.00%, 9/20/2036	16	16
Pool # 5034, 7.00%, 8/20/2038	29	30
Pool # 4245, 6.00%, 9/20/2038	42	44
Pool # 4930, 7.00%, 10/20/2038	186	191
Pool # 4964, 7.00%, 12/20/2038	26	27
Pool # 4872, 7.00%, 1/20/2039	186	190
Pool # 5072, 6.50%, 10/20/2039	47	48
Pool # 5218, 6.50%, 10/20/2039	98	103
Pool # AS8103, 3.50%, 6/20/2046	1,208	1,103
Pool # AS8104, 3.75%, 6/20/2046	1,189	1,100
Pool # AS8105, 4.00%, 6/20/2046	918	859
Pool # AS8106, 3.50%, 7/20/2046	1,578	1,440
Pool # AS8107, 3.75%, 7/20/2046	2,170	2,011
Pool # AY0571, 4.50%, 11/20/2047	3,413	3,269
Pool # BB8791, 4.00%, 12/20/2047	3,388	3,153
Pool # BD6195, 4.00%, 1/20/2048	3,331	3,100
Pool # BE9507, 4.50%, 3/20/2048	1,863	1,803
Pool # BG2382, 4.50%, 3/20/2048	1,696	1,629
Pool # BA7568, 4.50%, 4/20/2048	4,369	4,204
Pool # BD0512, 5.00%, 4/20/2048	2,231	2,179
Pool # BD0532, 5.00%, 6/20/2048	3,150	3,077
Pool # BG3833, 4.50%, 7/20/2048	7,093	6,825
Pool # BD0549, 5.00%, 8/20/2048	2,776	2,685
Pool # BH9109, 4.50%, 10/20/2048	3,882	3,718
Pool # BJ7085, 5.00%, 12/20/2048	2,666	2,665
Pool # BK7188, 4.50%, 2/20/2049	2,457	2,375
Pool # BK7189, 5.00%, 2/20/2049	2,702	2,682
Pool # BN2622, 4.00%, 6/20/2049	6,956	6,588
Pool # BM9677, 4.50%, 6/20/2049	4,832	4,702
Pool # BM9683, 5.00%, 6/20/2049	4,559	4,540
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	119

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BJ1310, 4.50%, 7/20/2049	4,366	4,299
Pool # BO2717, 4.50%, 7/20/2049	5,473	5,424
Pool # BO3146, 4.50%, 7/20/2049	2,898	2,813
Pool # BO3147, 4.50%, 7/20/2049	3,207	3,077
Pool # BO3157, 4.50%, 7/20/2049	2,811	2,733
Pool # BO3158, 4.50%, 7/20/2049	1,708	1,658
Pool # BO3159, 4.50%, 7/20/2049	662	633
Pool # BM9690, 5.00%, 7/20/2049	1,126	1,122
Pool # BM9701, 4.50%, 8/20/2049	9,412	8,989
Pool # MA7534, 2.50%, 8/20/2051	31,831	26,953
Pool # CH2866, 3.50%, 10/20/2051	15,221	14,186
Pool # CH2907, 3.50%, 10/20/2051	9,558	8,908
Pool # CH2908, 3.50%, 10/20/2051	3,549	3,237
Pool # CH2964, 3.50%, 10/20/2051	8,351	7,824
Pool # CJ3728, 3.50%, 11/20/2051	1,003	916
Pool # 786362, 3.00%, 2/20/2052	10,774	9,207
Pool # CL5064, 3.50%, 3/20/2052	14,318	12,951
Pool # CM2176, 3.50%, 3/20/2052	5,165	4,774
Pool # CL5137, 4.00%, 4/20/2052	9,129	8,542
Pool # MA8200, 4.00%, 8/20/2052	26,498	24,663
Pool # CS4391, 5.50%, 7/20/2053	19,587	19,534
GNMA II, Single Family, 30 Year
TBA, 5.00%, 3/15/2054 (k)	260,500	254,431
TBA, 5.50%, 3/15/2054 (k)	154,000	152,971
Total Mortgage-Backed Securities (Cost $4,767,061)		4,566,836
Asset-Backed Securities — 15.8%
ACC, 0.00%, 6/15/2026 ‡	24,815	2,481
ACC Trust
Series 2021-1, Class C, 2.08%, 12/20/2024 (a)	1,192	1,188
Series 2022-1, Class C, 3.24%, 10/20/2025 (a)	10,071	6,531
Series 2021-1, Class D, 5.25%, 3/22/2027 (a)	7,800	6,300
Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 (a)	1,061	1,041
Accelerated LLC Series 2021-1H, Class D, 3.58%, 10/20/2040 (a)	3,845	3,503
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class B, 6.83%, 12/18/2037 (a) (j)	1,570	1,526
Series 2021-FL4, Class C, 7.18%, 12/18/2037 (a) (j)	8,737	8,429
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Air Canada Pass-Through Trust (Canada)
Series 2013-1, Class A, 4.13%, 5/15/2025 (a)	3,116	3,028
Series 2017-1, Class B, 3.70%, 1/15/2026 (a)	1,793	1,701
Series 2015-1, Class A, 3.60%, 3/15/2027 (a)	2,514	2,377
Series 2015-2, Class AA, 3.75%, 12/15/2027 (a)	682	640
Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	6,565	5,930
Series 2017-1, Class A, 3.55%, 1/15/2030 (a)	838	737
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (a) (i)	13,716	13,369
American Airlines Pass-Through Trust
Series 2015-2, Class A, 4.00%, 9/22/2027	1,878	1,759
Series 2016-2, Class AA, 3.20%, 6/15/2028	655	600
Series 2016-3, Class AA, 3.00%, 10/15/2028	884	803
American Credit Acceptance Receivables Trust
Series 2022-2, Class E, 6.57%, 6/13/2028 (a)	11,200	10,910
Series 2023-4, Class C, 6.99%, 9/12/2030 (a)	11,448	11,679
American Homes 4 Rent Trust
Series 2014-SFR3, Class D, 5.04%, 12/17/2036 (a)	4,854	4,805
Series 2014-SFR3, Class E, 6.42%, 12/17/2036 (a)	17,226	17,236
Series 2015-SFR1, Class E, 5.64%, 4/17/2052 (a)	1,250	1,245
Series 2015-SFR2, Class D, 5.04%, 10/17/2052 (a)	2,250	2,215
Series 2015-SFR2, Class E, 6.07%, 10/17/2052 (a)	18,085	18,034
AMSR Trust
Series 2020-SFR1, Class E, 3.22%, 4/17/2037 (a)	29,122	27,951
Series 2020-SFR1, Class H, 5.30%, 4/17/2037 (a)	5,824	5,624
Series 2020-SFR2, Class G, 4.00%, 7/17/2037 (a)	5,339	5,099
Series 2020-SFR2, Class E2, 4.28%, 7/17/2037 (a)	15,566	15,030
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2020-SFR2, Class H, 5.25%, 7/17/2037 (a)	19,169	18,412
Series 2020-SFR3, Class F, 3.55%, 9/17/2037 (a)	11,823	11,219
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (a)	22,327	20,794
Series 2020-SFR4, Class F, 2.86%, 11/17/2037 (a)	19,415	18,168
Series 2020-SFR5, Class H, 5.00%, 11/17/2037 (a)	2,365	2,200
Series 2021-SFR2, Class F1, 3.28%, 8/17/2038 (a)	12,620	11,374
Series 2021-SFR3, Class E2, 2.43%, 10/17/2038 (a)	5,936	5,305
Series 2019-SFR1, Class F, 3.87%, 1/19/2039 (a)	19,114	17,597
Series 2019-SFR1, Class G, 4.86%, 1/19/2039 (a)	7,645	7,120
Series 2019-SFR1, Class H, 6.04%, 1/19/2039 (a)	7,645	7,296
Series 2022-SFR1, Class F, 6.02%, 3/17/2039 (a)	12,377	11,382
Series 2023-SFR1, Class F, 4.00%, 4/17/2040 (a)	22,105	18,769
Aqua Finance Trust
Series 2017-A, Class A, 3.72%, 11/15/2035 (a)	189	189
Series 2019-A, Class B, 3.47%, 7/16/2040 (a)	13,344	12,439
Series 2019-A, Class D, 6.07%, 7/16/2040 (a)	3,617	3,290
Series 2020-AA, Class C, 3.97%, 7/17/2046 (a)	4,126	3,688
Series 2020-AA, Class D, 7.15%, 7/17/2046 (a)	3,840	3,466
AREIT Trust
Series 2021-CRE5, Class C, 7.68%, 11/17/2038 ‡ (a) (j)	4,854	4,651
Series 2021-CRE5, Class D, 8.08%, 11/17/2038 ‡ (a) (j)	8,737	8,232
BankBoston Home Equity Loan Trust Series 1998-1, Class A6, 6.35%, 7/25/2028	—	—
Bastion Funding I LLC Series 2023-1A, Class A2, 7.12%, 4/25/2038 ‡ (a)	18,790	18,591
Bastion Funding LLC Series 2023-1A, Class B, 8.06%, 4/25/2038 ‡ (a)	9,431	9,431
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Bear Stearns Asset-Backed Securities Trust Series 2003-SD2, Class 2A, 5.69%, 6/25/2043 (j)	95	85
Bridgecrest Lending Auto Securitization Trust Series 2024-1, Class D, 6.03%, 11/15/2029	10,000	9,998
British Airways Pass-Through Trust (United Kingdom)
Series 2013-1, Class A, 4.63%, 6/20/2024 (a)	396	395
Series 2019-1, Class A, 3.35%, 6/15/2029 (a)	933	858
Series 2018-1, Class AA, 3.80%, 9/20/2031 (a)	493	464
Series 2018-1, Class A, 4.13%, 9/20/2031 (a)	1,478	1,355
Series 2019-1, Class AA, 3.30%, 12/15/2032 (a)	459	411
Business Jet Securities LLC
Series 2020-1A, Class B, 3.97%, 11/15/2035 ‡ (a)	4,164	4,027
Series 2020-1A, Class C, 7.14%, 11/15/2035 ‡ (a)	1,906	1,882
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (a)	4,960	4,641
Series 2021-1A, Class C, 5.07%, 4/15/2036 ‡ (a)	3,417	3,273
Series 2022-1A, Class C, 6.41%, 6/15/2037 ‡ (a)	14,987	13,763
BXG Receivables Note Trust
Series 2018-A, Class C, 4.44%, 2/2/2034 (a)	922	885
Series 2023-A, Class C, 7.38%, 11/15/2038 (a)	25,902	25,503
Caerus Uinta Abs LLC Series 2023-1A, Class A2, 7.85%, 4/28/2040 ‡ (a)	22,298	22,668
Camden, 8.50%, 9/15/2031 ‡	11,033	10,496
CarNow Auto Receivables Trust Series 2022-1A, Class E, 8.29%, 8/15/2028 (a)	11,649	11,420
Cars Net Lease Mortgage Notes Series 2020-1A, Class A3, 3.10%, 12/15/2050 (a)	5,541	4,805
CARS-DB4 LP
Series 2020-1A, Class A6, 3.81%, 2/15/2050 (a)	4,549	3,866
Series 2020-1A, Class B2, 4.52%, 2/15/2050 (a)	8,698	7,885
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	121

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2020-1A, Class B3, 4.95%, 2/15/2050 (a)	9,698	8,033
Carvana Auto Receivables Trust
Series 2019-2A, Class E, 5.01%, 4/15/2026 (a)	3,756	3,749
Series 2019-4A, Class E, 4.70%, 10/15/2026 (a)	4,507	4,481
Series 2022-N1, Class E, 6.01%, 12/11/2028 (a)	10,286	9,737
Series 2023-N4, Class D, 7.22%, 2/11/2030 (a)	7,860	8,104
Cascade MH Asset Trust
Series 2019-MH1, Class B, 5.00%, 11/25/2044 ‡ (a) (j)	16,503	15,309
Series 2021-MH1, Class B1, 4.57%, 2/25/2046 (a)	2,500	2,048
Series 2021-MH1, Class B2, 5.57%, 2/25/2046 (a)	2,550	2,127
Series 2022-MH1, Class M, 4.25%, 8/25/2054 ‡ (a) (i)	14,791	11,702
Centex Home Equity Loan Trust Series 2001-B, Class A6, 6.36%, 7/25/2032	13	13
CFIN Issuer LLC
Series 2022-RTL1, Class AA, 3.25%, 2/16/2026 ‡ (a)	10,060	9,658
Series 2022-RTL1, Class AB, 5.00%, 2/16/2026 ‡ (a)	10,363	10,109
Citibank Credit Card Issuance Trust Series 2007-A3, Class A3, 6.15%, 6/15/2039	1,372	1,478
Consumer Receivables Asset Investment Trust Series 2021-1, Class A1X, 9.06%, 12/15/2024 (a) (j)	495	496
COOF Securitization Trust Ltd. Series 2014-1, Class A, 3.45%, 6/25/2040 (a) (j)	1,490	123
CoreVest American Finance Trust
Series 2020-2, Class A, 3.38%, 5/15/2052 (a)	1,813	1,761
Series 2020-2, Class B, 4.24%, 5/15/2052 (a) (j)	8,101	7,785
Credit Acceptance Auto Loan Trust
Series 2021-3A, Class C, 1.63%, 9/16/2030 (a)	8,323	8,065
Series 2022-3A, Class D, 9.00%, 4/18/2033 (a)	9,708	9,811
Series 2023-1A, Class C, 7.71%, 7/15/2033 (a)	33,457	34,330
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2023-3A, Class A, 6.39%, 8/15/2033 (a)	10,000	10,116
Series 2023-2A, Class C, 7.15%, 9/15/2033 (a)	21,842	22,059
Series 2023-3A, Class C, 7.62%, 12/15/2033 (a)	26,700	27,301
Series 2023-5A, Class B, 6.71%, 2/15/2034 (a)	17,250	17,392
7.68%, 4/17/2034	38,893	38,893
Crown Castle Towers LLC, 3.66%, 5/15/2025 (a)	2,723	2,660
CWABS, Inc. Asset-Backed Certificates
Series 2004-1, Class M1, 6.19%, 3/25/2034 (j)	23	23
Series 2004-1, Class M2, 6.26%, 3/25/2034 (j)	13	13
Series 2004-1, Class 3A, 6.00%, 4/25/2034 (j)	288	270
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M1, 6.34%, 10/25/2034 (j)	139	135
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (a)	18,735	16,999
Delta Air Lines Pass-Through Trust
Series 2019-1, Class AA, 3.20%, 4/25/2024	6,087	6,061
Series 2015-1, Class AA, 3.63%, 7/30/2027	2,603	2,449
Series 2020-1, Class AA, 2.00%, 6/10/2028	4,154	3,698
Diamond Resorts Owner Trust Series 2021-1A, Class D, 3.83%, 11/21/2033 (a)	3,199	2,933
Diversified Abs Phase III LLC Series 2022-1, 4.88%, 4/28/2039 ‡ (a)	32,477	29,242
Diversified Abs Phase LLC Series VI, Class A, 7.50%, 11/28/2039 ‡	17,537	17,116
DLLAA LLC Series 2023-1A, Class A3, 5.64%, 2/22/2028 (a)	11,480	11,603
DP Lion Holdco LLC
Series 2023-1A, Class A, 8.24%, 11/30/2043 ‡	6,000	6,047
Series 2023-1A, Class B, 12.73%, 11/30/2043 ‡	7,500	7,563
DT Auto Owner Trust
Series 2019-4A, Class D, 2.85%, 7/15/2025 (a)	176	175
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2020-3A, Class D, 1.84%, 6/15/2026 (a)	6,893	6,692
Series 2021-3A, Class E, 2.65%, 9/15/2028 (a)	1,475	1,378
E3 (Cayman Islands) Series 2019-1, Class A, 3.10%, 9/20/2055 ‡ (a)	4,969	4,203
Elara HGV Timeshare Issuer LLC
Series 2017-A, Class A, 2.69%, 3/25/2030 (a)	2,746	2,661
Series 2019-A, Class C, 3.45%, 1/25/2034 (a)	1,025	973
Series 2021-A, Class D, 3.32%, 8/27/2035 (a)	1,697	1,542
Exeter Automobile Receivables Trust
Series 2020-2A, Class D, 4.73%, 4/15/2026 (a)	1,173	1,170
Series 2020-3A, Class D, 1.73%, 7/15/2026	3,630	3,599
Series 2019-4A, Class E, 3.56%, 10/15/2026 (a)	14,185	14,066
Series 2021-4A, Class E, 4.02%, 1/17/2028 (a)	9,500	8,918
Series 2022-2A, Class E, 6.34%, 10/15/2029 (a)	33,750	32,545
Series 2022-3A, Class E, 9.09%, 1/15/2030 (a)	34,500	35,557
Series 2023-5A, Class D, 7.13%, 2/15/2030	20,049	20,654
Series 2022-4A, Class E, 8.23%, 3/15/2030 (a)	12,000	12,122
Series 2023-2A, Class E, 9.75%, 11/15/2030 (a)	6,137	6,549
Series 2023-3A, Class E, 9.98%, 1/15/2031 (a)	10,500	11,253
Series 2023-4A, Class E, 9.57%, 2/18/2031 (a)	11,565	12,204
FirstKey Homes Trust
Series 2020-SFR1, Class F1, 3.64%, 8/17/2037 (a)	3,699	3,517
Series 2020-SFR2, Class F1, 3.02%, 10/19/2037 (a)	21,192	19,892
Series 2020-SFR2, Class F2, 3.12%, 10/19/2037 (a)	18,930	17,727
Series 2021-SFR1, Class E2, 2.49%, 8/17/2038 (a)	9,708	8,704
Series 2021-SFR1, Class F1, 3.24%, 8/17/2038 (a)	19,967	17,937
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-SFR1, Class F2, 3.45%, 8/17/2038 (a)	4,000	3,560
Series 2021-SFR1, Class F3, 3.69%, 8/17/2038 (a)	4,000	3,521
Series 2022-SFR2, Class E2, 4.50%, 7/17/2039 (a)	16,525	15,214
Flagship Credit Auto Trust
Series 2019-2, Class D, 3.53%, 5/15/2025 (a)	2,946	2,930
Series 2019-2, Class E, 4.52%, 12/15/2026 (a)	5,000	4,902
Series 2023-2, Class C, 5.81%, 5/15/2029 (a)	6,006	5,986
Series 2022-3, Class E, 7.95%, 10/15/2029 (a)	1,500	1,435
FMC GMSR Issuer Trust
Series 2021-SAT1, 3.65%, 3/25/2024 ‡ (a) (j)	50,979	50,640
Series 2020-GT1, Class A, 4.45%, 1/25/2026 (a) (j)	14,562	13,238
Series 2021-GT1, Class B, 4.36%, 7/25/2026 (a) (j)	7,766	6,455
Series 2021-GT2, Class B, 4.44%, 10/25/2026 (a) (j)	21,942	18,195
Series 2022-GT1, Class A, 6.19%, 4/25/2027 (a)	9,707	9,369
Series 2022-GT1, Class B, 7.17%, 4/25/2027 (a)	22,424	20,863
Series 2022-GT2, Class A, 7.90%, 7/25/2027 (a)	12,377	12,452
Series 2022-GT2, Class B, 10.07%, 7/25/2027 (a)	22,327	22,271
Foundation Finance Trust
Series 2020-1A, Class B, 4.62%, 7/16/2040 (a)	1,700	1,655
Series 2020-1A, Class C, 5.75%, 7/16/2040 (a)	4,514	4,193
Foursight Capital Automobile Receivables Trust
Series 2021-1, Class D, 1.32%, 3/15/2027 (a)	900	883
Series 2021-2, Class D, 1.92%, 9/15/2027 (a)	850	809
FRTKL Series 2021-SFR1, Class F, 3.17%, 9/17/2038 (a)	4,272	3,790
FTF, 8.00%, 8/15/2024 ‡	6,298	5,039
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	123

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
GE Capital Mortgage Services, Inc. Trust Series 1999-HE1, Class A6, 6.70%, 4/25/2029 (j)	121	119
GLS Auto Receivables Issuer Trust
Series 2022-1A, Class D, 3.97%, 1/18/2028 (a)	20,556	19,839
Series 2023-2A, Class C, 5.69%, 3/15/2029 (a)	11,317	11,274
Series 2022-1A, Class E, 5.64%, 5/15/2029 (a)	14,000	13,495
Series 2023-4A, Class D, 7.18%, 8/15/2029 (a)	18,943	19,602
Series 2022-3A, Class E, 8.35%, 10/15/2029 (a)	5,510	5,547
Series 2023-3A, Class E, 9.27%, 8/15/2030 (a)	4,900	5,065
GLS Auto Select Receivables Trust Series 2023-1A, Class B, 6.09%, 3/15/2029 (a)	5,825	5,910
Goodgreen (Cayman Islands)
Series 2018-1A, Class A, 3.93%, 10/15/2053 ‡ (a) (j)	3,965	3,602
Series 2023-1A, Class A, 5.90%, 1/17/2061 ‡ (a)	21,636	20,298
Goodgreen Ltd. Series 2024-1A, Class A, 6.29%, 7/15/2056 (a)	25,000	24,500
Goodgreen Trust
Series 2017-1A, Class A, 3.74%, 10/15/2052 ‡ (a)	709	634
Series 2016-1A, Class B, 5.24%, 10/15/2052 ‡ (a)	527	482
Series 2017-2A, Class A, 3.26%, 10/15/2053 ‡ (a)	4,567	4,068
Granite Park Equipment Leasing LLC Series 2023-1A, Class E, 7.00%, 6/20/2035 (a)	9,428	8,096
GRANITE PARK FX NOTES ISSUER LLC Series 2024-1, 6.82%, 7/15/2032	16,000	15,997
Granite Park LLC, 8.27%, 7/15/2032	7,100	7,098
GTP Acquisition Partners I LLC, 3.48%, 6/16/2025 (a)	3,518	3,427
Harvest SBA Loan Trust Series 2021-1, Class A, 7.44%, 4/25/2048 (a) (j)	1,024	1,016
HERO Funding (Cayman Islands)
Series 2017-3A, Class A1, 3.19%, 9/20/2048 ‡ (a)	2,010	1,734
Series 2017-3A, Class A2, 3.95%, 9/20/2048 ‡ (a)	1,655	1,466
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

HERO Funding II (Cayman Islands) Series 2016-4B, Class B, 4.99%, 9/20/2047 ‡ (a)	596	589
HERO Funding III (Cayman Islands) Series 2017-1A, Class A, 3.50%, 9/21/2043 ‡ (a)	2,180	2,017
HERO Funding Trust
Series 2015-3A, Class A, 4.28%, 9/20/2041 ‡ (a)	1,174	1,105
Series 2016-3A, Class A1, 3.08%, 9/20/2042 ‡ (a)	522	468
Series 2017-1A, Class A2, 4.46%, 9/20/2047 ‡ (a)	1,797	1,634
Series 2017-2A, Class A2, 4.07%, 9/20/2048 ‡ (a)	1,901	1,702
Hertz Vehicle Financing LLC Series 2023-3A, Class A, 5.94%, 2/25/2028 (a)	12,360	12,486
HGI CRE CLO Ltd. (Cayman Islands) Series 2022-FL3, Class D, 9.07%, 4/20/2037 (a) (j)	10,652	10,328
Hilton Grand Vacations Trust
Series 2022-1D, Class D, 6.79%, 6/20/2034 (a)	3,314	3,163
Series 2022-2A, Class D, 8.73%, 1/25/2037 (a)	3,962	3,925
Series 2020-AA, Class C, 6.42%, 2/25/2039 (a)	2,727	2,707
HINNT LLC
Series 2022-A, Class D, 6.50%, 5/15/2041 (a)	9,592	9,169
Series 2022-A, Class E, 8.00%, 5/15/2041 (a)	1,528	1,471
Home Partners of America Trust
Series 2019-2, Class E, 3.32%, 10/19/2039 (a)	8,992	7,852
Series 2021-3, Class E2, 3.35%, 1/17/2041 (a)	13,125	11,181
HPA Frn, 3.95%, 4/15/2026 ‡	31,000	29,999
Jonah, 7.80%, 11/10/2037 ‡ (a)	19,956	19,433
Jonah Energy Abs LLC Series 2022-1, Class A1, 7.20%, 12/10/2037 ‡ (a)	15,545	15,493
KGS-Alpha SBA COOF Trust
Series 2012-4, Class A, IO, 1.02%, 9/25/2037 (a) (j)	1,851	34
Series 2012-2, Class A, IO, 0.81%, 8/25/2038 (a) (j)	1,968	37
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2013-2, Class A, IO, 1.89%, 3/25/2039 (a) (j)	1,808	57
Lendbuzz Securitization Trust Series 2024-1A, Class A2, 6.19%, 8/15/2029 (a)	8,000	7,982
Lendingpoint Asset Securitization Trust
Series 2021-A, Class C, 2.75%, 12/15/2028 (a)	5,096	5,053
Series 2021-B, Class C, 3.21%, 2/15/2029 (a)	8,651	8,335
Series 2022-B, Class C, 8.45%, 10/15/2029 (a)	9,627	7,445
LendingPoint Asset Securitization Trust
Series 2020-REV1, Class C, 7.70%, 10/15/2028 (a)	6,417	6,414
Series 2020-REV1, Class D, 10.00%, 10/15/2028 ‡ (a)	7,000	6,002
Lendingpoint SPE Trust
Series 2020-VFN1, Class A1B, 9.68%, 12/15/2026 ‡ (a) (j)	3,251	3,220
Series 2020-VFN1, Class A2B1, 9.68%, 12/15/2026 ‡ (a) (j)	1,803	1,783
Lendmark Funding Trust
Series 2021-1A, Class D, 5.05%, 11/20/2031 (a)	13,000	10,957
Series 2021-2A, Class D, 4.46%, 4/20/2032 (a)	4,200	3,402
Series 2022-1A, Class E, 7.58%, 7/20/2032 ‡ (a)	27,785	26,632
LFT CRE Ltd.
Series 2021-FL1, Class D, 7.88%, 6/15/2039 (a) (j)	13,821	13,137
Series 2021-FL1, Class E, 8.38%, 6/15/2039 (a) (j)	12,135	11,335
LL ABS Trust Series 2022-1A, Class D, 7.83%, 11/15/2029 (a)	4,890	4,608
LP LMS Asset Securitization Trust
6.17%, 10/15/2028 ‡	1,899	1,893
8.35%, 10/15/2028 ‡	10,463	10,063
Series 2021-2A, Class C, 3.85%, 1/15/2029 (a)	14,000	13,359
Mariner Finance Issuance Trust
Series 2019-AA, Class D, 5.44%, 7/20/2032 (a)	8,500	8,336
Series 2023-AA, Class E, 11.12%, 10/22/2035 (a)	16,200	16,200
Series 2021-AA, Class E, 5.40%, 3/20/2036 (a)	7,600	6,537
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-BA, Class E, 4.68%, 11/20/2036 (a)	8,500	7,129
Series 2022-AA, Class D, 9.10%, 10/20/2037 (a)	11,215	11,377
Series 2022-AA, Class E, 10.98%, 10/20/2037 ‡ (a)	22,167	22,454
Marlette Funding Trust Series 2023-2A, Class C, 6.96%, 6/15/2033 (a)	6,432	6,500
Mercury Financial Credit Card Master Trust Series 2023-1A, Class A, 8.04%, 9/20/2027 (a)	15,370	15,525
Mid-State Capital Corp. Trust
Series 2005-1, Class A, 5.75%, 1/15/2040	35	34
Series 2005-1, Class M1, 6.11%, 1/15/2040	803	791
Series 2006-1, Class A, 5.79%, 10/15/2040 (a)	655	641
Series 2006-1, Class M1, 6.08%, 10/15/2040 (a)	795	777
Series 2006-1, Class M2, 6.74%, 10/15/2040 (a)	327	323
MNR ABS Issuer I LLC
8.95%, 12/15/2038 ‡	7,367	7,416
12.44%, 12/15/2038 ‡	25,459	25,892
Morgan Stanley ABS Capital I, Inc. Trust Series 2003-SD1, Class M1, 7.69%, 3/25/2033 (j)	112	108
MVW LLC
Series 2022-1A, Class D, 7.35%, 11/21/2039 (a)	6,463	6,209
Series 2023-1A, Class D, 8.83%, 10/20/2040 (a)	8,465	8,445
Series 2023-2A, Class D, 9.33%, 11/20/2040 (a)	7,183	7,267
Series 2022-2A, Class D, 9.00%, 10/21/2041 (a)	12,585	12,546
MVW Owner Trust
Series 2019-1A, Class B, 3.00%, 11/20/2036 (a)	2,890	2,792
Series 2019-1A, Class C, 3.33%, 11/20/2036 (a)	1,220	1,171
New Century Home Equity Loan Trust
Series 2003-5, Class AI6, 6.00%, 11/25/2033 (i)	191	179
Series 2005-1, Class M1, 6.11%, 3/25/2035 (j)	57	58
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	125

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Nissan Auto Lease Trust Series 2023-B, Class A4, 5.61%, 11/15/2027	8,975	9,003
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (a)	5,134	4,914
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	7,630	7,092
NRZ FHT Excess LLC Series 2020-FHT1, Class A, 4.21%, 11/25/2025 (a)	4,486	4,307
Octane Receivables Trust
Series 2020-1A, Class D, 5.45%, 3/20/2028 (a)	6,217	6,167
Series 2023-3A, Class D, 7.58%, 9/20/2029 (a)	4,640	4,692
Series 2022-1A, Class E, 7.33%, 12/20/2029 (a)	2,000	1,918
Series 2024-1A, Class C, 5.82%, 5/20/2030 ‡ (a)	3,500	3,500
OL SP LLC
Series 2018, Class C, 4.25%, 5/15/2025 ‡	212	205
Series 2018, Class A, 4.16%, 2/9/2030 ‡	781	766
Series 2018, Class B, 4.61%, 2/9/2030 ‡	244	239
Oportun Issuance Trust
Series 2022-2, Class C, 9.36%, 10/9/2029 (a)	7,815	7,841
Series 2022-3, Class C, 10.15%, 1/8/2030 (a)	7,572	7,673
Series 2024-1A, Class A, 6.33%, 4/8/2031 (a)	12,500	12,508
Series 2021-B, Class B, 1.96%, 5/8/2031 (a)	6,136	5,763
Series 2021-B, Class C, 3.65%, 5/8/2031 (a)	8,214	7,703
Series 2022-A, Class A, 5.05%, 6/9/2031 (a)	11,649	11,530
Series 2022-A, Class C, 7.40%, 6/9/2031 (a)	5,340	5,173
Orange Lake Timeshare Trust
Series 2018-A, Class C, 3.74%, 11/8/2030 (a)	880	855
Series 2019-A, Class D, 4.93%, 4/9/2038 (a)	2,462	2,353
P Opportunitie Frn, 21.76%, 8/20/2025 ‡ (a)	8,194	5,326
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

P2 Series 2021 A1, 3.00%, 12/20/2031 ‡ (a)	35,000	34,576
Pagaya AI Technology in Housing Trust Series 2023-1, Class E1, 3.60%, 10/25/2040 (a)	26,822	21,969
Pendoor Proper, Zero Coupon, 2/15/2025 ‡ (a)	31,800	30,369
PFP Ltd. (Cayman Islands)
Series 2021-7, Class C, 7.09%, 4/14/2038 (a) (j)	894	874
Series 2021-7, Class D, 7.84%, 4/14/2038 (a) (j)	14,114	13,534
PMC PLS ESR Issuer LLC Series 2022-PLS1, Class A, 5.11%, 2/25/2027 (a) (i)	9,535	9,273
Post Road Equipment Finance LLC Series 2024-1A, Class E, 8.50%, 12/15/2031 (a)	3,250	3,123
PRET LLC Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (i)	8,991	8,858
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (a) (i)	14,413	14,161
Series 2021-NPL1, Class A2, 4.21%, 9/27/2060 (a) (i)	15,047	13,650
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (a) (i)	7,890	7,689
Progress Residential
Series 2021-SFR3, Class E2, 2.69%, 5/17/2026 (a)	9,348	8,525
Series 2021-SFR1, Class F, 2.76%, 4/17/2038 (a)	11,649	10,509
Progress Residential Trust
Series 2022-SFR2, Class E2, 4.80%, 4/17/2027 (a)	21,356	19,871
Series 2020-SFR3, Class F, 2.80%, 10/17/2027 (a)	9,708	9,089
Series 2020-SFR3, Class G, 4.11%, 10/17/2027 (a)	6,796	6,438
Series 2020-SFR2, Class GREG, PO, , 6/17/2037 (a)	18,874	16,947
Series 2020-SFR2, Class B, 2.58%, 6/17/2037 (a)	11,728	11,242
Series 2020-SFR2, Class C, 3.08%, 6/17/2037 (a)	8,831	8,492
Series 2020-SFR2, Class D, 3.87%, 6/17/2037 (a)	9,374	9,076
Series 2021-SFR2, Class E2, 2.65%, 4/19/2038 (a)	14,707	13,441
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 (a)	23,973	21,467
Series 2022-SFR3, Class E2, 5.60%, 4/17/2039 (a)	19,522	18,602
Series 2022-SFR3, Class F, 6.60%, 4/17/2039 (a)	11,918	11,339
Series 2022-SFR1, Class E1, 3.93%, 2/17/2041 (a)	12,578	11,147
PRPM LLC Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (j)	10,755	10,627
Raisa Funding I LLC, 11.71%, 6/15/2038 ‡	8,514	8,514
RCO VI Mortgage LLC Series 2022-1, Class A1, 3.00%, 1/25/2027 (a) (i)	11,559	11,181
Regional Management Issuance Trust Series 2021-1, Class D, 5.07%, 3/17/2031 (a)	2,100	1,901
Renew (Cayman Islands)
Series 2017-1A, Class A, 3.67%, 9/20/2052 ‡ (a)	888	808
Series 2017-1A, Class B, 5.75%, 9/20/2052 ‡ (a)	640	616
Series 2017-2A, Class A, 3.22%, 9/22/2053 ‡ (a)	9,567	8,480
Series 2023-1A, Class A, 5.90%, 11/20/2058 ‡ (a)	11,191	10,943
River Rock SFR Frn, 9.25%, 10/15/2024 ‡ (a)	17,335	16,988
RSFR Series 2020-1, Class PT, 5.71%, 2/17/2025 ‡ (a) (i)	29,211	27,853
Santander Drive Auto Receivables Trust
Series 2023-2, Class C, 5.47%, 12/16/2030	24,560	24,460
Series 2022-5, Class D, 5.67%, 12/16/2030	45,600	45,328
Series 2022-6, Class D, 5.69%, 2/18/2031	27,300	27,124
Santander Revolving Auto Loan Trust
Series 2019-A, Class A, 2.51%, 1/26/2032 (a)	31,758	31,001
Series 2019-A, Class C, 3.00%, 1/26/2032 (a)	10,436	10,170
Series 2019-A, Class D, 3.45%, 1/26/2032 (a)	7,281	7,099
SART Series 2018-1, 4.76%, 6/15/2025 ‡	1,663	1,655
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

SCF Equipment Leasing LLC
Series 2019-2A, Class G, 6.00%, 10/20/2031 ‡ (a)	10,662	10,480
Series 2020-1A, Class G, 6.00%, 4/20/2032 ‡ (a)	2,993	2,906
Series 2023-1A, Class A3, 6.17%, 5/20/2032 (a)	19,600	20,107
Series 2022-1A, Class E, 5.26%, 7/20/2032 (a)	3,646	3,323
Series 2022-1A, Class F, 6.00%, 7/20/2032 (a)	7,056	6,346
Series 2021-1A, Class F, 5.52%, 8/20/2032 (a)	40,000	37,853
Series 2021-1A, Class G, 6.00%, 8/20/2032 ‡ (a)	10,116	9,484
Series 2022-2A, Class E, 6.50%, 6/20/2035 (a)	10,909	9,540
Series 2023-1A, Class E, 7.00%, 7/21/2036 (a)	19,500	16,904
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 5.74%, 1/25/2036 (i)	132	106
Sierra Timeshare Receivables Funding LLC
Series 2019-1A, Class D, 4.75%, 1/20/2036 (a)	943	939
Series 2021-1A, Class D, 3.17%, 11/20/2037 (a)	2,275	2,133
Series 2021-2A, Class D, 3.23%, 9/20/2038 (a)	1,146	1,055
Series 2022-1A, Class D, 6.00%, 10/20/2038 (a)	6,795	6,465
Series 2022-3A, Class D, 10.52%, 7/20/2039 (a)	5,353	5,485
Series 2023-1A, Class D, 9.80%, 1/20/2040 (a)	3,809	3,855
Series 2023-2A, Class D, 9.72%, 4/20/2040 (a)	4,738	4,825
Series 2022-2A, Class D, 9.22%, 6/20/2040 (a)	3,053	3,069
Series 2023-3A, Class D, 9.44%, 9/20/2040 (a)	4,247	4,263
Soundview Home Loan Trust Series 2007-OPT1, Class 2A1, 5.52%, 6/25/2037 (j)	709	458
Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	540	466
Theorem Funding Trust Series 2022-2A, Class A, 6.06%, 12/15/2028 (a)	7,028	7,001
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	127

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Tricolor Auto Securitization Trust Series 2022-1A, Class E, 7.79%, 8/16/2027 (a)	5,290	5,152
Tricon American Homes Trust Series 2019-SFR1, Class F, 3.75%, 3/17/2038 (a)	6,796	6,418
United Airlines Pass-Through Trust
Series 2012-1, Class A, 4.15%, 4/11/2024	94	94
Series 2013-1, Class A, 4.30%, 8/15/2025	359	350
Series 2016-2, Class B, 3.65%, 10/7/2025	944	904
Series 2014-1, Class A, 4.00%, 4/11/2026	1,944	1,882
Series 2014-2, Class A, 3.75%, 9/3/2026	307	296
Series 2016-1, Class AA, 3.10%, 7/7/2028	868	795
Series 2016-2, Class AA, 2.88%, 10/7/2028	1,202	1,089
Series 2018-1, Class AA, 3.50%, 3/1/2030	8,821	8,096
Series 2018-1, Class A, 3.70%, 3/1/2030	913	818
Series 2019-1, Class AA, 4.15%, 8/25/2031	1,148	1,066
Series 2019-1, Class A, 4.55%, 8/25/2031	1,369	1,254
Series 2019-2, Class AA, 2.70%, 5/1/2032	1,506	1,287
UOG ABS Issuer I LLC Series 2023-1, Class A1, 8.35%, 6/5/2040 ‡ (a)	18,626	18,576
US Auto Funding Series 2021-1A, Class D, 4.36%, 3/15/2027 (a)	10,500	1,475
US Auto Funding Trust Series 2022-1A, Class D, 9.14%, 7/15/2027 ‡ (a)	16,000	2,400
USASF Receivables LLC Series 2020-1A, Class D, 9.35%, 3/15/2027 (a)	2,027	2,027
VCAT LLC Series 2021-NPL3, Class A1, 1.74%, 5/25/2051 (a) (i)	2,949	2,849
Verdant Receivables LLC Series 2023-1A, Class A2, 6.24%, 1/13/2031 (a)	17,363	17,382
Veros Auto Receivables Trust Series 2022-1, Class D, 7.23%, 7/16/2029 (a)	3,750	3,696
vMobo, Inc., 9.46%, 7/18/2027 ‡	55,000	51,452
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (i)	12,343	12,063
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (i)	8,843	8,587
VOLT XCV LLC Series 2021-NPL4, Class A1, 5.24%, 3/27/2051 (a) (i)	4,456	4,362
VOLT XCVI LLC Series 2021-NPL5, Class A1, 5.12%, 3/27/2051 (a) (i)	16,723	16,361
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (i)	10,499	10,281
Welk Resorts LLC Series 2019-AA, Class C, 3.34%, 6/15/2038 (a)	1,606	1,521
Westgate Resorts LLC
Series 2020-1A, Class C, 6.21%, 3/20/2034 (a)	1,970	1,956
Series 2023-1A, Class C, 7.49%, 12/20/2037 (a)	3,395	3,371
Westlake Automobile Receivables Trust
Series 2023-3A, Class D, 6.47%, 3/15/2029 (a)	18,976	19,181
Series 2023-4A, Class D, 7.19%, 7/16/2029 (a)	15,900	16,288
Total Asset-Backed Securities (Cost $3,169,984)		3,034,369
Commercial Mortgage-Backed Securities — 10.4%
20 Times Square Trust Series 2018-20TS, Class F, 3.10%, 5/15/2035 (a) (j)	23,414	17,469
Ansions At Tech Par 5.95%, 4/15/2029 ‡ (j)	12,000	11,370
Areit Frn 2.75%, 8/17/2026 ‡ (a) (j)	30,000	29,103
BAMLL Re-REMIC Trust Series 2014-FRR8, Class A, 1.90%, 11/26/2047 (a) (j)	11,649	11,194
BAMLL RE-Remic Trust Series 2014-FRR8, Class C, 0.00%, 11/26/2047 ‡ (a) (j)	8,501	7,999
BANK Series 2019-BN19, Class A3, 3.18%, 8/15/2061	9,707	8,498
BBCCRE Trust Series 2015-GTP, Class A, 3.97%, 8/10/2033 (a)	9,126	8,566
BB-UBS Trust
Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (a)	13,515	13,024
Series 2012-SHOW, Class E, 4.03%, 11/5/2036 (a) (j)	14,530	12,796
BMD2 Re-Remic Trust
Series 2019-FRR1, Class 1A1, 7.94%, 5/25/2052 (a) (j)	3,074	3,071
Series 2019-FRR1, Class 1A5, 9.64%, 5/25/2052 (a) (j)	1,698	1,679
BWAY Mortgage Trust Series 2013-1515, Class F, 3.93%, 3/10/2033 (a) (j)	4,854	4,063
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
BX
Series 2021-MFM1, Class E, 7.68%, 1/15/2034 (a) (j)	2,418	2,378
Series 2021-MFM1, Class F, 8.43%, 1/15/2034 (a) (j)	1,488	1,459
Cascade Funding Mortgage Trust
Series 2021-FRR1, Class DK45, 0.00%, 2/28/2025 (a)	10,678	9,617
Series 2021-FRR1, Class CK45, 1.34%, 2/28/2025 (a) (j)	12,746	11,769
Series 2021-FRR1, Class CKW1, 0.00%, 1/29/2026 (a)	8,737	7,357
Series 2021-FRR1, Class BK54, 0.00%, 2/28/2026 (a)	21,871	18,556
Series 2021-FRR1, Class CK54, 0.00%, 2/28/2026 (a)	6,795	5,657
Series 2021-FRR1, Class DKW1, 0.00%, 2/28/2026 (a)	2,800	2,279
Series 2021-FRR1, Class BK98, 0.00%, 8/29/2029 (a)	12,231	7,822
Series 2021-FRR1, Class AK99, 0.00%, 9/29/2029 (a)	11,736	7,758
Series 2021-FRR1, Class BK99, 0.00%, 9/29/2029 (a)	14,852	8,747
Series 2021-FRR1, Class BK58, 2.45%, 9/29/2029 (a) (j)	10,863	9,372
CFCRE Commercial Mortgage Trust Series 2011-C2, Class D, 5.08%, 12/15/2047 (a) (j)	2,696	2,507
Commercial Mortgage Trust
Series 2018-HOME, Class A, 3.82%, 4/10/2033 (a) (j)	23,201	21,206
Series 2020-CBM, Class D, 3.63%, 2/10/2037 (a) (j)	8,494	8,031
Series 2015-CR24, Class A5, 3.70%, 8/10/2048	7,797	7,567
Series 2015-CR25, Class A4, 3.76%, 8/10/2048	6,655	6,461
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class AX, IO, 0.01%, 1/15/2049 (a) (j)	8,848	—
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4, 3.72%, 8/15/2048	11,944	11,572
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 9/15/2037 (a)	14,756	9,472
FHLMC
Series K753, Class A2, 4.40%, 10/25/2030	23,410	22,913
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 19K-1510, Class C, 0.00%, 1/25/2034 ‡ (a)	51,057	21,351
Series 2023-MN7, Class M2, 11.02%, 9/25/2043 (a) (j)	11,110	11,385
FHLMC, Multi-Family Structured Credit Risk
Series 2021-MN1, Class M2, 9.07%, 1/25/2051 (a) (j)	29,641	29,106
Series 2021-MN3, Class M1, 7.62%, 11/25/2051 (a) (j)	3,692	3,605
Series 2021-MN3, Class M2, 9.32%, 11/25/2051 (a) (j)	3,508	3,377
Series 2022-MN4, Class M2, 11.82%, 5/25/2052 (a) (j)	6,067	6,425
FHLMC, Multi-Family Structured Pass-Through Certificates
Series KC02, Class A2, 3.37%, 7/25/2025	25,566	24,948
Series KS07, Class A2, 2.74%, 9/25/2025	20,968	20,140
Series KJ17, Class A2, 2.98%, 11/25/2025	6,304	6,161
Series KS06, Class A2, 2.72%, 7/25/2026	9,785	9,313
Series K058, Class AM, 2.72%, 8/25/2026 (j)	19,415	18,448
Series K061, Class AM, 3.44%, 11/25/2026 (j)	9,719	9,370
Series K063, Class AM, 3.51%, 1/25/2027 (j)	24,861	23,987
Series K065, Class A2, 3.24%, 4/25/2027	6,439	6,172
Series KJ26, Class A2, 2.61%, 7/25/2027	14,329	13,614
Series K070, Class A2, 3.30%, 11/25/2027 (j)	5,868	5,593
Series W5FX, Class AFX, 3.34%, 4/25/2028 (j)	9,620	9,013
Series KL05, Class X1P, IO, 0.89%, 6/25/2029 (j)	170,657	6,950
Series KS11, Class AFX2, 2.65%, 6/25/2029	48,537	43,927
Series K152, Class A2, 3.08%, 1/25/2031	8,584	7,718
Series K128, Class X3, IO, 2.78%, 4/25/2031 (j)	12,474	1,851
Series K142, Class AM, 2.40%, 3/25/2032	21,356	17,991
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	129

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series K145, Class A2, 2.58%, 5/25/2032	18,119	15,452
Series K146, Class A2, 2.92%, 6/25/2032	13,105	11,458
Series K-152, Class A2, 3.78%, 11/25/2032 (j)	34,000	31,611
Series K-153, Class A2, 3.82%, 12/25/2032 (j)	24,269	22,621
Series K-160, Class A2, 4.50%, 8/25/2033 (j)	34,000	33,282
Series KX04, Class XFX, IO, 1.68%, 1/25/2034 (j)	164,827	9,137
Series K-1515, Class A2, 1.94%, 2/25/2035	34,947	26,571
Series K-1520, Class X3, IO, 3.09%, 4/25/2039 (j)	4,320	1,009
Series K146, Class AM, 2.92%, 6/25/2054	12,620	10,986
Series Q014, Class X, IO, 2.79%, 10/25/2055 (j)	21,414	3,329
FNMA ACES
Series 2014-M13, Class A2, 3.02%, 8/25/2024 (j)	3,661	3,616
Series 2015-M1, Class A2, 2.53%, 9/25/2024	7,886	7,748
Series 2015-M7, Class A2, 2.59%, 12/25/2024	6,978	6,821
Series 2015-M8, Class A2, 2.90%, 1/25/2025 (j)	9,080	8,888
Series 2015-M5, Class A1, 2.86%, 3/25/2025 (j)	12,572	12,259
Series 2015-M13, Class A2, 2.70%, 6/25/2025 (j)	1,171	1,134
Series 2016-M6, Class A2, 2.49%, 5/25/2026	7,050	6,697
Series 2016-M7, Class A2, 2.50%, 9/25/2026	5,372	5,089
Series 2017-M1, Class A2, 2.42%, 10/25/2026 (j)	7,563	7,133
Series 2017-M3, Class A2, 2.47%, 12/25/2026 (j)	12,213	11,480
Series 2015-M10, Class A2, 3.09%, 4/25/2027 (j)	5,447	5,209
Series 2017-M8, Class A2, 3.06%, 5/25/2027 (j)	7,698	7,333
Series 2018-M2, Class A2, 2.91%, 1/25/2028 (j)	26,089	24,545
Series 2018-M7, Class A2, 3.03%, 3/25/2028 (j)	26,634	25,067
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-M4, Class A2, 3.06%, 3/25/2028 (j)	8,296	7,827
Series 2018-M10, Class A2, 3.36%, 7/25/2028 (j)	20,238	19,229
Series 2018-M14, Class A2, 3.58%, 8/25/2028 (j)	33,471	32,029
Series 2019-M1, Class A2, 3.55%, 9/25/2028 (j)	48,384	46,220
Series 2020-M38, Class 2A1, 1.59%, 11/25/2028	5,410	4,810
Series 2020-M38, Class X2, IO, 1.98%, 11/25/2028 (j)	34,973	2,093
Series 2017-M5, Class A2, 3.07%, 4/25/2029 (j)	20,530	19,111
Series 2019-M7, Class A2, 3.14%, 4/25/2029	16,452	15,292
Series 2019-M12, Class A2, 2.89%, 6/25/2029 (j)	26,501	24,391
Series 2018-M3, Class A2, 3.07%, 2/25/2030 (j)	6,026	5,550
Series 2020-M50, Class A2, 1.20%, 10/25/2030	5,207	4,683
Series 2020-M50, Class X1, IO, 1.82%, 10/25/2030 (j)	78,498	4,684
Series 2022-M2S, Class A2, 3.75%, 8/25/2032 (j)	13,688	12,735
Series 2023-M8, Class A2, 4.47%, 3/25/2033 (j)	32,285	31,657
Series 2023-M1S, Class A2, 4.51%, 4/25/2033 (j)	6,868	6,721
Series 2024-M2, Class A2, 3.75%, 8/25/2033	56,000	51,442
FREMF Mortgage Trust
Series 2017-K727, Class C, 3.79%, 7/25/2024 (a) (j)	3,106	3,065
Series 2018-KL2B, Class CB, 3.83%, 1/25/2025 (a) (j)	8,477	7,891
Series 2018-KL3W, Class CW, 4.23%, 8/25/2025 (a) (j)	19,415	18,208
Series 2017-KL1P, Class BP, 3.37%, 10/25/2025 (a) (j)	12,894	11,985
Series 2018-KSL1, Class C, 3.98%, 11/25/2025 (a) (j)	16,536	15,161
Series 2018-KBX1, Class C, 3.61%, 1/25/2026 (a) (j)	7,281	6,270
Series 2018-KHG1, Class C, 3.82%, 12/25/2027 (a) (j)	32,247	28,765
Series 2018-KW06, Class C, 0.00%, 6/25/2028 (a)	12,112	8,852
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2018-KW06, Class X2A, IO, 0.10%, 6/25/2028 (a)	126,320	342
Series 2018-KW06, Class X2B, IO, 0.10%, 6/25/2028 (a)	16,149	56
Series 2019-KBF3, Class C, 10.20%, 1/25/2029 (a) (j)	23,026	21,468
Series 2019-KL05, Class BHG, 4.37%, 2/25/2029 (a) (j)	3,500	3,065
Series 2019-KL05, Class CHG, 4.37%, 2/25/2029 (a)	11,274	9,754
Series 2018-KW07, Class C, PO, 10/25/2031 (a)	12,620	7,750
Series 2018-KW07, Class X2A, IO, 0.10%, 10/25/2031 (a)	144,503	383
Series 2018-KW07, Class X2B, IO, 0.10%, 10/25/2031 (a)	16,457	61
Series 2019-KW10, Class B, 3.63%, 10/25/2032 (a) (j)	8,902	7,875
Series 2018-K157, Class C, PO, 9/25/2033 (a)	50,000	21,657
Series 2014-K38, Class C, 4.48%, 6/25/2047 (a) (j)	4,611	4,584
Series 2014-K39, Class C, 4.08%, 8/25/2047 (a) (j)	6,795	6,712
Series 2014-K40, Class C, 4.05%, 11/25/2047 (a) (j)	8,292	8,167
Series 2015-K45, Class B, 3.60%, 4/25/2048 (a) (j)	8,659	8,458
Series 2015-K46, Class C, 3.70%, 4/25/2048 (a) (j)	3,441	3,353
Series 2015-K48, Class B, 3.65%, 8/25/2048 (a) (j)	15,614	15,177
Series 2015-K51, Class B, 3.95%, 10/25/2048 (a) (j)	2,670	2,594
Series 2016-K55, Class B, 4.17%, 4/25/2049 (a) (j)	9,707	9,404
Series 2016-K56, Class B, 3.95%, 6/25/2049 (a) (j)	3,445	3,320
Series 2017-K69, Class D, PO, 10/25/2049 (a)	46,000	32,819
Series 2017-K69, Class X2B, IO, 0.10%, 10/25/2049 (a)	145,000	420
Series 2017-K68, Class B, 3.84%, 10/25/2049 (a) (j)	9,147	8,634
Series 2016-K59, Class B, 3.58%, 11/25/2049 (a) (j)	4,576	4,350
Series 2017-K61, Class C, 3.70%, 12/25/2049 (a) (j)	5,189	4,898
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-K63, Class B, 3.88%, 2/25/2050 (a) (j)	11,547	11,004
Series 2017-K63, Class C, 3.88%, 2/25/2050 (a) (j)	4,854	4,576
Series 2018-K74, Class B, 4.09%, 2/25/2051 (a) (j)	9,707	9,181
Series 2020-K116, Class D, PO, 9/25/2052 (a)	87,436	47,032
Series 2020-K116, Class X2A, IO, 0.10%, 9/25/2052 (a)	921,988	4,015
Series 2020-K116, Class X2B, IO, 0.10%, 9/25/2052 (a)	223,000	1,042
Series 2019-K98, Class B, 3.74%, 10/25/2052 (a) (j)	10,678	9,732
Series 2020-K122, Class D, PO, 1/25/2054 (a)	82,131	43,418
Series 2020-K122, Class X2B, IO, 0.10%, 1/25/2054 (a)	200,000	992
FRR Re-REMIC Trust
Series 2018-C1, Class BK43, 2.72%, 2/27/2048 (a) (j)	7,766	7,367
Series 2018-C1, Class AK43, 2.83%, 2/27/2048 (a) (j)	4,854	4,635
Series 2018-C1, Class A725, 1.47%, 2/27/2050 (a) (j)	2,270	2,259
Series 2018-C1, Class B725, 1.68%, 2/27/2050 (a) (j)	6,485	6,410
GAM Re-REMIC Trust Series 2022-FRR3, Class CK89, PO, 1/27/2052 ‡ (a)	8,540	5,437
GS Mortgage Securities Trust Series 2019-GC38, Class A4, 3.97%, 2/10/2052	30,190	28,211
Hunt Companies Finance Trust, Inc. 7.25%, 2/13/2025 ‡	26,750	25,533
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 7/10/2035 (a)	15,794	15,088
JPMCC Re-REMIC Trust
Series 2015-FRR2, Class BK39, PO, 8/27/2047 ‡ (a)	3,926	3,771
Series 2015-FRR2, Class AK39, 2.50%, 8/27/2047 (a) (j)	10,290	9,949
JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-CB11, Class X1, IO, 0.20%, 8/12/2037 (a) (j)	2,216	—
MHC Commercial Mortgage Trust Series 2021-MHC, Class F, 8.03%, 4/15/2038 (a) (j)	19,870	19,621
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	131

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
MRCD MARK Mortgage Trust Series 2019-PARK, Class F, 2.72%, 12/15/2036 (a)	40,772	21,201
Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 8.69%, 10/25/2049 (a) (j)	27,062	26,624
Series 2020-01, Class M10, 9.19%, 3/25/2050 (a) (j)	50,408	49,781
Series 2023-01, Class M10, 11.82%, 11/25/2053 (a) (j)	56,430	58,337
NW Re-REMIC TRUST Series 2021-FRR1, Class BK88, 2.66%, 12/18/2051 (a) (j)	8,882	6,942
P -stlb Series 2019-STL B9.25%, 10/11/2026 ‡	18,500	17,760
SBALR Commercial Mortgage Trust
Series 2020-RR1, Class XA, IO, 1.23%, 2/13/2053 (a) (j)	60,109	3,254
Series 2020-RR1, Class A3, 2.83%, 2/13/2053 (a)	36,256	29,600
Series RR Trust
Series 2015-1, Class A, PO, 4/26/2048 (a)	3,000	2,770
Series 2015-1, Class B, PO, 4/26/2048 (a)	18,444	16,938
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (a)	69	64
Wells Fargo Commercial Mortgage Trust Series 2015-C30, Class A4, 3.66%, 9/15/2058	7,376	7,126
WFRBS Commercial Mortgage Trust Series 2013-C11, Class D, 4.06%, 3/15/2045 (a) (j)	6,446	5,159
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (a)	20,227	15,318
Total Commercial Mortgage-Backed Securities (Cost $2,124,582)		2,004,371
U.S. Treasury Obligations — 9.1%
U.S. Treasury Bonds
4.50%, 8/15/2039	40,144	40,775
1.13%, 5/15/2040	96,228	59,379
1.13%, 8/15/2040	109,111	66,668
4.75%, 2/15/2041	47,175	48,930
2.25%, 5/15/2041	64,715	47,252
4.38%, 5/15/2041	47,554	47,057
3.13%, 11/15/2041	40,953	34,095
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.75%, 11/15/2042	45,060	34,916
4.00%, 11/15/2042	92,968	86,784
3.63%, 8/15/2043	11,821	10,421
3.75%, 11/15/2043	63,896	57,287
3.38%, 5/15/2044	47,111	39,829
2.50%, 2/15/2045	66,979	48,549
3.00%, 5/15/2045	11,367	8,987
2.88%, 8/15/2045	61,020	47,121
1.88%, 2/15/2051	30,232	18,098
2.38%, 5/15/2051	218,093	147,170
2.25%, 2/15/2052	28,956	18,942
U.S. Treasury Notes
2.00%, 8/15/2025 (l)	11,603	11,147
1.13%, 10/31/2026 (l)	220,746	202,318
0.50%, 8/31/2027	183,364	160,558
1.25%, 9/30/2028	187,558	164,018
2.38%, 3/31/2029	86,583	79,125
1.88%, 2/15/2032	102,743	86,276
2.75%, 8/15/2032	48,885	43,643
U.S. Treasury STRIPS Bonds
4.88%, 11/15/2033 (m)	30,160	19,798
4.77%, 5/15/2040 (m)	63,558	29,970
3.14%, 8/15/2040 (m)	37,081	17,236
3.06%, 8/15/2041 (m)	129,383	57,062
3.95%, 2/15/2042 (m)	10,407	4,473
3.60%, 5/15/2042 (m)	18,492	7,849
3.74%, 11/15/2042 (m)	7,625	3,160
2.37%, 11/15/2043 (m)	24,977	9,896
Total U.S. Treasury Obligations (Cost $2,113,950)		1,758,789
Collateralized Mortgage Obligations — 4.1%
Alternative Loan Trust
Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	3	2
Series 2003-J3, Class 2A1, 6.25%, 12/25/2033	9	9
Series 2004-22CB, Class 1A1, 6.00%, 10/25/2034	224	222
Series 2005-23CB, Class A2, 5.50%, 7/25/2035	131	105
Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	505	383
Series 2005-86CB, Class A11, 5.50%, 2/25/2036	291	166
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2006-26CB, Class A9, 6.50%, 9/25/2036	116	61
American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75%, 12/25/2035 (a) (j)	1	1
Anchor Mortgage Trust Series 2021-1, Class A2, 3.65%, 10/25/2026 (a) (i)	12,481	11,645
Banc of America Alternative Loan Trust Series 2004-6, Class 4A1, 5.00%, 7/25/2019	9	7
Banc of America Funding Trust
Series 2005-5, Class 3A5, 5.50%, 8/25/2035	611	586
Series 2005-7, Class 30, PO, 11/25/2035	20	20
Banc of America Mortgage Trust Series 2004-F, Class 1A1, 5.26%, 7/25/2034 (j)	45	42
Bear Stearns ARM Trust Series 2003-7, Class 3A, 5.62%, 10/25/2033 (j)	10	9
Bear Stearns Mortgage Securities, Inc. Series 1997-6, Class 1A, 7.64%, 3/25/2031 (j)	—	—
Chase Mortgage Finance Trust Series 2007-A2, Class 2A1, 5.82%, 6/25/2035 (j)	272	263
CHL Mortgage Pass-Through Trust
Series 2004-8, Class 2A1, 4.50%, 6/25/2019 ‡	4	2
Series 2004-3, Class A25, 5.75%, 4/25/2034	63	59
Series 2004-5, Class 2A9, 5.25%, 5/25/2034	69	67
Series 2005-22, Class 2A1, 4.70%, 11/25/2035 (j)	160	127
Citigroup Mortgage Loan Trust
Series 2004-UST1, Class A3, 6.10%, 8/25/2034 (j)	26	25
Series 2004-HYB4, Class AA, 5.77%, 12/25/2034 (j)	18	16
Credit One, 6.47%, 2/25/2029 ‡	30,000	30,000
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland) Series 2005-7, Class 5A1, 4.75%, 8/25/2020	1	—
CSFB Mortgage-Backed Pass-Through Certificates
Series 2005-10, Class 6A13, 5.50%, 11/25/2035	186	71
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2005-10, Class 10A4, 6.00%, 11/25/2035	194	48
CSMC Trust
Series 2021-JR1, Class A1, 2.46%, 9/27/2066 (a) (j)	6,375	6,316
Series 2022-JR1, Class A1, 4.27%, 10/25/2066 (a) (i)	15,519	15,320
CVS Pass-Through Trust
Series 2009, 8.35%, 7/10/2031 (a)	210	223
5.77%, 1/10/2033 (a)	271	265
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-3, Class 4A, PO, 6/25/2035	6	5
FHLMC, REMIC
Series 1695, Class G, IF, 17.39%, 3/15/2024 (j)	—	—
Series 1710, Class GB, HB, IF, 26.21%, 4/15/2024 (j)	—	—
Series 2989, Class TG, 5.00%, 6/15/2025	10	10
Series 3005, Class ED, 5.00%, 7/15/2025	23	23
Series 4030, Class IL, IO, 3.50%, 4/15/2027	165	4
Series 4060, Class TB, 2.50%, 6/15/2027	3,883	3,730
Series 2022, Class PE, 6.50%, 1/15/2028	4	4
Series 2036, Class PG, 6.50%, 1/15/2028	27	27
Series 2089, Class PJ, IO, 7.00%, 10/15/2028	6	—
Series 2091, Class PG, 6.00%, 11/15/2028	86	87
Series 2116, Class ZA, 6.00%, 1/15/2029	21	21
Series 2148, Class ZA, 6.00%, 4/15/2029	6	6
Series 2995, Class FT, 5.69%, 5/15/2029 (j)	36	35
Series 2530, Class SK, IF, IO, 2.66%, 6/15/2029 (j)	106	5
Series 2201, Class C, 8.00%, 11/15/2029	14	14
Series 3648, Class CY, 4.50%, 3/15/2030	165	163
Series 3737, Class DG, 5.00%, 10/15/2030	24	24
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	133

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2293, Class ZA, 6.00%, 3/15/2031	30	30
Series 2310, Class Z, 6.00%, 4/15/2031	5	5
Series 2313, Class LA, 6.50%, 5/15/2031	2	2
Series 2325, Class JO, PO, 6/15/2031	25	22
Series 2330, Class PE, 6.50%, 6/15/2031	58	60
Series 2410, Class QB, 6.25%, 2/15/2032	146	147
Series 2534, Class SI, IF, 6.92%, 2/15/2032 (j)	17	17
Series 2427, Class GE, 6.00%, 3/15/2032	289	294
Series 2430, Class WF, 6.50%, 3/15/2032	191	197
Series 2594, Class IV, IO, 7.00%, 3/15/2032	32	3
Series 2643, Class SA, IF, 10.15%, 3/15/2032 (j)	5	5
Series 2466, Class DH, 6.50%, 6/15/2032	20	21
Series 4146, Class KI, IO, 3.00%, 12/15/2032	2,236	195
Series 2543, Class YX, 6.00%, 12/15/2032	124	127
Series 2557, Class HL, 5.30%, 1/15/2033	68	67
Series 2586, IO, 6.50%, 3/15/2033	120	10
Series 2610, Class UI, IO, 6.50%, 5/15/2033	99	17
Series 2764, Class S, IF, 0.15%, 7/15/2033 (j)	14	13
Series 2656, Class AC, 6.00%, 8/15/2033	41	42
Series 2733, Class SB, IF, 3.11%, 10/15/2033 (j)	134	125
Series 3005, Class PV, IF, 4.18%, 10/15/2033 (j)	1	1
Series 2699, Class W, 5.50%, 11/15/2033	102	103
Series 3611, PO, 7/15/2034	29	25
Series 2845, Class QH, 5.00%, 8/15/2034	77	76
Series 2912, Class EH, 5.50%, 1/15/2035	420	426
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3059, Class B, 5.00%, 2/15/2035	1	1
Series 2980, Class QB, 6.50%, 5/15/2035	15	15
Series 3031, Class BN, IF, 0.24%, 8/15/2035 (j)	190	178
Series 3117, Class EO, PO, 2/15/2036	53	45
Series 3134, PO, 3/15/2036	17	13
Series 3152, Class MO, PO, 3/15/2036	114	97
Series 3184, Class YO, PO, 3/15/2036	232	191
Series 3138, PO, 4/15/2036	19	16
Series 3187, Class Z, 5.00%, 7/15/2036	492	487
Series 3542, Class TN, IF, 6.00%, 7/15/2036 (j)	10	11
Series 3201, Class IN, IF, IO, 0.81%, 8/15/2036 (j)	92	5
Series 3202, Class HI, IF, IO, 1.21%, 8/15/2036 (j)	381	31
Series 3855, Class AM, 6.50%, 11/15/2036	71	72
Series 3274, Class B, 6.00%, 2/15/2037	51	52
Series 3292, Class DO, PO, 3/15/2037	29	25
Series 3305, Class IW, IF, IO, 1.01%, 4/15/2037 (j)	143	4
Series 3306, Class TC, IF, 7.65%, 4/15/2037 (j)	9	9
Series 3306, Class TB, IF, 8.19%, 4/15/2037 (j)	10	11
Series 3331, PO, 6/15/2037	23	19
Series 3605, Class NC, 5.50%, 6/15/2037	284	289
Series 3383, Class OP, PO, 11/15/2037	44	37
Series 3409, Class DB, 6.00%, 1/15/2038	277	286
Series 3546, Class A, 5.31%, 2/15/2039 (j)	32	33
Series 3531, Class SM, IF, IO, 0.66%, 5/15/2039 (j)	11	1
Series 3572, Class JS, IF, IO, 1.36%, 9/15/2039 (j)	39	2
Series 3592, Class BZ, 5.00%, 10/15/2039	1,150	1,137
Series 3609, Class SA, IF, IO, 0.90%, 12/15/2039 (j)	237	12
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 3610, Class CA, 4.50%, 12/15/2039	105	103
Series 3653, Class HJ, 5.00%, 4/15/2040	54	53
Series 3677, Class PB, 4.50%, 5/15/2040	698	681
Series 3852, Class TP, IF, 5.50%, 5/15/2041 (j)	88	88
Series 4796, Class CZ, 4.00%, 5/15/2048	11,413	10,442
Series 4830, Class WZ, 4.00%, 9/15/2048	11,124	10,174
Series 5354, PO, 10/25/2053	5,605	4,104
FHLMC, STRIPS
Series 186, PO, 8/1/2027	38	36
Series 262, Class 35, 3.50%, 7/15/2042	1,614	1,494
Series 279, Class 35, 3.50%, 9/15/2042	407	376
Series 323, Class 300, 3.00%, 1/15/2044	1,574	1,421
Series 334, Class 300, 3.00%, 8/15/2044	1,529	1,370
Series 406, PO, 10/25/2053	19,063	15,173
FHLMC, Structured Pass-Through Certificates, Whole Loan Series T-76, Class 2A, 2.31%, 10/25/2037 (j)	183	178
First Horizon Alternative Mortgage Securities Trust Series 2004-AA3, Class A1, 5.82%, 9/25/2034 (j)	33	31
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1, 4.73%, 12/25/2034 (j)	43	40
FN, 4.52%, 2/25/2034 (k)	10,500	10,507
FNMA Trust, Whole Loan
Series 2003-W3, Class 2A5, 5.36%, 6/25/2042	6	6
Series 2003-W6, Class 1A41, 5.40%, 10/25/2042	76	76
Series 2004-W2, Class 1A, 6.00%, 2/25/2044	86	86
Series 2004-W9, Class 1A3, 6.05%, 2/25/2044	172	176
Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	23	23
Series 2004-W8, Class 3A, 7.50%, 6/25/2044	50	51
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2005-W4, Class 1A1, 6.00%, 8/25/2045	96	97
FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	95,825	90,011
FNMA, Grantor Trust, Whole Loan
Series 2001-T12, IO, 0.49%, 8/25/2041 (j)	6,531	41
Series 2002-T4, IO, 0.40%, 12/25/2041 (j)	15,433	131
Series 2002-T4, Class A2, 7.00%, 12/25/2041	179	184
Series 2002-T4, Class A4, 9.50%, 12/25/2041	316	336
Series 2002-T19, Class A1, 6.50%, 7/25/2042	259	267
Series 2002-T16, Class A2, 7.00%, 7/25/2042	306	316
Series 2004-T2, Class 1A3, 7.00%, 11/25/2043	97	99
Series 2004-T2, Class 1A4, 7.50%, 11/25/2043	98	100
Series 2004-T1, Class 1A1, 6.00%, 1/25/2044	123	125
Series 2004-T3, Class 14, IO, 0.61%, 2/25/2044 (j)	2,212	22
FNMA, REMIC
Series 1994-65, Class PK, PO, 4/25/2024	—	—
Series 1997-20, Class D, 7.00%, 3/17/2027	12	12
Series 1997-11, Class E, 7.00%, 3/18/2027	3	3
Series 1997-27, Class J, 7.50%, 4/18/2027	2	2
Series 2012-46, Class KI, IO, 3.50%, 5/25/2027	361	11
Series 1997-42, Class EG, 8.00%, 7/18/2027	18	18
Series 1997-63, Class ZA, 6.50%, 9/18/2027	8	8
Series 2013-13, Class IK, IO, 2.50%, 3/25/2028	1,697	58
Series 1999-47, Class JZ, 8.00%, 9/18/2029	66	68
Series 2000-8, Class Z, 7.50%, 2/20/2030	40	42
Series 2001-36, Class ST, IF, IO, 3.06%, 11/25/2030 (j)	52	4
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	135

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2001-14, Class Z, 6.00%, 5/25/2031	27	27
Series 2001-16, Class Z, 6.00%, 5/25/2031	35	35
Series 2001-72, Class SB, IF, IO, 2.06%, 12/25/2031 (j)	129	5
Series 2001-81, Class HE, 6.50%, 1/25/2032	228	235
Series 2002-19, Class SC, IF, 4.66%, 3/17/2032 (j)	9	9
Series 2002-56, Class PE, 6.00%, 9/25/2032	298	304
Series 2002-86, Class PG, 6.00%, 12/25/2032	193	197
Series 2012-148, Class IE, IO, 3.00%, 1/25/2033	2,245	208
Series 2003-25, Class KP, 5.00%, 4/25/2033	591	577
Series 2003-22, Class Z, 6.00%, 4/25/2033	151	154
Series 2003-47, Class PE, 5.75%, 6/25/2033	198	201
Series 2003-64, Class SX, IF, 0.13%, 7/25/2033 (j)	11	10
Series 2003-91, Class SD, IF, 3.44%, 9/25/2033 (j)	3	3
Series 2003-130, Class HZ, 6.00%, 1/25/2034	5,161	5,282
Series 2004-72, Class F, 5.94%, 9/25/2034 (j)	35	35
Series 2005-19, Class PB, 5.50%, 3/25/2035	1,119	1,126
Series 2005-42, Class PS, IF, 3.41%, 5/25/2035 (j)	2	2
Series 2005-51, Class MO, PO, 6/25/2035	16	10
Series 2005-53, Class CS, IF, IO, 1.26%, 6/25/2035 (j)	171	6
Series 2005-65, Class KO, PO, 8/25/2035	33	29
Series 2005-72, Class WS, IF, IO, 1.31%, 8/25/2035 (j)	66	4
Series 2005-90, Class ES, IF, 3.28%, 10/25/2035 (j)	20	20
Series 2005-84, Class XM, 5.75%, 10/25/2035	37	37
Series 2005-106, Class US, IF, 4.63%, 11/25/2035 (j)	15	16
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-9, Class KZ, 6.00%, 3/25/2036	120	123
Series 2006-22, Class AO, PO, 4/25/2036	63	54
Series 2006-27, Class OB, PO, 4/25/2036	507	408
Series 2006-27, Class OH, PO, 4/25/2036	16	14
Series 2006-20, Class IB, IF, IO, 1.15%, 4/25/2036 (j)	113	9
Series 2011-19, Class ZY, 6.50%, 7/25/2036	112	118
Series 2006-77, Class PC, 6.50%, 8/25/2036	73	74
Series 2006-110, PO, 11/25/2036	59	50
Series 2006-128, PO, 1/25/2037	61	51
Series 2007-10, Class Z, 6.00%, 2/25/2037	17	17
Series 2007-22, Class SC, IF, IO, 0.64%, 3/25/2037 (j)	21	—
Series 2007-54, Class IB, IF, IO, 0.97%, 6/25/2037 (j)	1,945	156
Series 2007-109, Class YI, IF, IO, 1.01%, 12/25/2037 (j)	1,037	81
Series 2008-91, Class SI, IF, IO, 0.56%, 3/25/2038 (j)	218	8
Series 2010-70, Class SA, IF, IO, 6.00%, 4/25/2038 (j)	397	58
Series 2008-62, Class SM, IF, IO, 0.76%, 7/25/2038 (j)	327	15
Series 2009-29, Class LA, 1.18%, 5/25/2039 (j)	190	155
Series 2009-52, Class PI, IO, 5.00%, 7/25/2039	121	20
Series 2009-112, Class ST, IF, IO, 0.81%, 1/25/2040 (j)	203	17
Series 2009-112, Class SW, IF, IO, 0.81%, 1/25/2040 (j)	133	9
Series 2010-10, Class NT, 5.00%, 2/25/2040	480	480
Series 2010-49, Class SC, IF, 1.79%, 3/25/2040 (j)	75	67
Series 2010-35, Class SB, IF, IO, 0.98%, 4/25/2040 (j)	214	14
Series 2010-129, Class PZ, 4.50%, 11/25/2040	1,126	993
Series 2011-126, Class KB, 4.00%, 12/25/2041	7,355	7,018
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2016-33, Class JA, 3.00%, 7/25/2045	7,585	6,971
Series 2016-38, Class NA, 3.00%, 1/25/2046	5,919	5,369
Series 2007-71, Class GZ, 6.00%, 7/25/2047	88	92
Series 2019-20, Class H, 3.50%, 5/25/2049	6,166	5,522
FNMA, REMIC Trust, Whole Loan
Series 2002-W7, Class 1, IO, 0.87%, 6/25/2029 (j)	2,414	47
Series 2001-W3, Class A, 4.85%, 9/25/2041 (j)	100	97
Series 2002-W10, IO, 0.89%, 8/25/2042 (j)	1,336	40
Series 2003-W4, Class 2A, 5.13%, 10/25/2042 (j)	52	51
Series 2004-W11, Class 11, IO, 0.35%, 5/25/2044 (j)	7,279	74
FNMA, REMIC, Whole Loan Series 2009-89, Class A1, 5.41%, 5/25/2035	6	6
FNMA, STRIPS
Series 313, Class 1, PO, 6/25/2031	231	203
Series 380, Class S36, IF, IO, 2.46%, 7/25/2037 (j)	69	9
Series 383, Class 68, IO, 6.50%, 9/25/2037	42	9
Series 383, Class 86, IO, 7.00%, 9/25/2037 (j)	26	5
Series 383, Class 69, IO, 6.50%, 10/25/2037 (j)	59	11
GMACM Mortgage Loan Trust
Series 2003-J10, Class A1, 4.75%, 1/25/2019	11	10
Series 2005-AR3, Class 3A4, 3.85%, 6/19/2035 (j)	27	24
GNMA
Series 2014-60, Class W, 4.15%, 2/20/2029 (j)	200	196
Series 2003-18, Class PG, 5.50%, 3/20/2033	239	238
Series 2003-52, Class SB, IF, 2.04%, 6/16/2033 (j)	29	28
Series 2003-101, Class SK, IF, IO, 1.12%, 10/17/2033 (j)	404	—
Series 2004-2, Class SA, IF, 0.58%, 1/16/2034 (j)	115	113
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-19, Class KE, 5.00%, 3/16/2034	973	969
Series 2004-86, Class SP, IF, IO, 0.67%, 9/20/2034 (j)	115	2
Series 2004-90, Class SI, IF, IO, 0.67%, 10/20/2034 (j)	180	9
Series 2010-31, Class SK, IF, IO, 0.67%, 11/20/2034 (j)	122	4
Series 2004-105, Class SN, IF, IO, 0.67%, 12/20/2034 (j)	425	9
Series 2005-56, Class IC, IO, 5.50%, 7/20/2035	27	4
Series 2006-26, Class S, IF, IO, 1.07%, 6/20/2036 (j)	303	10
Series 2006-33, Class PK, 6.00%, 7/20/2036	97	99
Series 2009-81, Class A, 5.75%, 9/20/2036	53	54
Series 2007-7, Class EI, IF, IO, 0.77%, 2/20/2037 (j)	443	17
Series 2007-9, Class CI, IF, IO, 0.77%, 3/20/2037 (j)	281	13
Series 2007-17, Class JO, PO, 4/16/2037	34	28
Series 2007-16, Class KU, IF, IO, 1.22%, 4/20/2037 (j)	295	14
Series 2007-22, Class PK, 5.50%, 4/20/2037	472	475
Series 2007-26, Class SC, IF, IO, 0.77%, 5/20/2037 (j)	95	3
Series 2007-24, Class SA, IF, IO, 1.08%, 5/20/2037 (j)	441	21
Series 2009-16, Class SJ, IF, IO, 1.37%, 5/20/2037 (j)	449	19
Series 2008-34, Class OC, PO, 6/20/2037	95	84
Series 2009-106, Class XL, IF, IO, 1.32%, 6/20/2037 (j)	146	7
Series 2009-79, Class OK, PO, 11/16/2037	68	59
Series 2007-67, Class SI, IF, IO, 1.08%, 11/20/2037 (j)	90	2
Series 2008-40, Class SA, IF, IO, 0.96%, 5/16/2038 (j)	314	17
Series 2008-40, Class PS, IF, IO, 1.06%, 5/16/2038 (j)	135	6
Series 2008-50, Class SA, IF, IO, 0.80%, 6/20/2038 (j)	661	30
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	137

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2008-49, Class PH, 5.25%, 6/20/2038	483	481
Series 2008-55, Class PL, 5.50%, 6/20/2038	443	444
Series 2009-12, Class IE, IO, 5.50%, 3/20/2039	182	9
Series 2009-75, Class IY, IO, 5.50%, 6/20/2039	171	7
Series 2009-72, Class SM, IF, IO, 0.81%, 8/16/2039 (j)	161	9
Series 2010-157, Class OP, PO, 12/20/2040	143	119
Series 2015-157, Class GA, 3.00%, 1/20/2045	278	257
Series 2012-H11, Class FA, 6.16%, 2/20/2062 (j)	1,249	1,248
Series 2012-H18, Class FA, 6.01%, 8/20/2062 (j)	211	210
Series 2013-H04, Class BA, 1.65%, 2/20/2063	5	5
Series 2013-H20, Class FB, 6.46%, 8/20/2063 (j)	383	385
Series 2013-H23, Class FA, 6.76%, 9/20/2063 (j)	585	589
Series 2015-H02, Class HA, 2.50%, 1/20/2065	1,053	1,027
Series 2015-H04, Class FL, 5.93%, 2/20/2065 (j)	3,495	3,481
Series 2015-H23, Class FB, 5.98%, 9/20/2065 (j)	3,641	3,628
Series 2015-H32, Class FH, 6.12%, 12/20/2065 (j)	413	412
Series 2016-H16, Class FD, 6.11%, 6/20/2066 (j)	5,284	5,247
Series 2016-H17, Class FC, 6.29%, 8/20/2066 (j)	3,412	3,397
Series 2017-H08, Class XI, IO, 0.08%, 3/20/2067 (j)	11,420	446
Series 2017-H11, Class XI, IO, 0.34%, 5/20/2067 (j)	30,126	1,195
Series 2017-H14, Class XI, IO, 0.44%, 6/20/2067 (j)	11,822	389
Series 2017-H14, Class AI, IO, 0.84%, 6/20/2067 (j)	14,365	818
Series 2017-H23, Class FA, 5.94%, 10/20/2067 (j)	15,767	15,690
Series 2019-H09, Class FA, 5.96%, 5/20/2069 (j)	10,374	10,320
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-H10, Class AF, 6.82%, 6/20/2071 (j)	22,798	23,299
Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051 ‡	2,537	2,397
Grene Energy Senio, 11.00, 1/25/2026 ‡	3,556	3,023
GSR Mortgage Loan Trust
Series 2003-7F, Class 1A4, 5.25%, 6/25/2033	33	32
Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	39	38
Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	50	50
Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	21	21
Series 2005-5F, Class 8A1, 5.50%, 6/25/2035 (j)	9	8
Series 2005-5F, Class 8A3, 5.50%, 6/25/2035 (j)	5	5
Headlands Residential LLC Series 2021-RPL1, Class NOTE, 2.49%, 9/25/2026 (a) (j)	13,041	12,719
Home RE Ltd. (Bermuda) Series 2022-1, Class M1C, 10.82%, 10/25/2034 (a) (j)	18,687	19,815
Impac CMB Trust
Series 2004-10, Class 3A1, 6.14%, 3/25/2035 (j)	125	117
Series 2004-10, Class 3A2, 6.24%, 3/25/2035 (j)	81	76
Impac Secured Assets CMN Owner Trust Series 2003-2, Class A1, 5.50%, 8/25/2033	4	3
JPMorgan Mortgage Trust
Series 2004-S2, Class 5A1, 5.50%, 12/25/2019	19	17
Series 2006-A2, Class 5A3, 6.09%, 11/25/2033 (j)	25	24
Series 2006-A2, Class 4A1, 5.59%, 8/25/2034 (j)	63	62
Series 2004-S1, Class 3A1, 5.50%, 9/25/2034	17	20
Series 2004-S2, Class 4A5, 6.00%, 11/25/2034	202	178
Series 2007-A1, Class 5A2, 5.53%, 7/25/2035 (j)	16	16
LHOME Mortgage Trust
Series 2023-RTL1, Class A1, 7.87%, 1/25/2028 (a) (i)	18,581	18,776
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2023-RTL2, Class A1, 8.00%, 6/25/2028 (a) (i)	16,800	17,038
Series 2023-RTL4, Class A1, 7.63%, 11/25/2028 (a) (i)	29,890	30,244
MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 5.95%, 4/21/2034 (j)	16	15
MASTR Alternative Loan Trust
Series 2004-10, Class 1A1, 4.50%, 9/25/2019	3	2
Series 2004-8, Class 6A1, 5.50%, 9/25/2019	—	—
Series 2005-1, Class 5A1, 5.50%, 1/25/2020	—	—
Series 2004-6, Class 7A1, 6.00%, 7/25/2034	176	167
Series 2004-6, Class 6A1, 6.50%, 7/25/2034	232	224
Series 2004-7, Class 30, PO, 8/25/2034	17	12
Series 2004-7, Class 3A1, 6.50%, 8/25/2034	12	11
MASTR Asset Securitization Trust
Series 2004-6, Class 15, PO, 7/25/2019 ‡	—	—
Series 2004-6, Class 3A1, 5.25%, 7/25/2019 ‡	—	—
Series 2004-P7, Class A6, 5.50%, 12/27/2033 (a)	28	24
MASTR Resecuritization Trust Series 2005-PO, Class 3, PO, 5/28/2035 (a)	9	6
Merrill Lynch Mortgage Investors Trust
Series 2004-C, Class A2, 6.24%, 7/25/2029 (j)	31	30
Series 2004-D, Class A3, 7.44%, 9/25/2029 (j)	37	35
Mill City Securities Ltd. (Cayman Islands) Series 2021-RS1, Class A2, 3.95%, 4/28/2066 ‡ (a) (j)	11,649	10,354
Morgan Stanley Mortgage Loan Trust
Series 2004-3, Class 4A, 5.64%, 4/25/2034 (j)	105	103
Series 2004-7AR, Class 2A6, 5.80%, 9/25/2034 (j)	29	28
NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (a) (j)	68	58
Ocwen Frn Series 2021-GNMSR1, 5.00%, 4/30/2024 ‡	23,393	23,217
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	38	36
Pnmac jun26, 8.53%, 6/25/2026 ‡	18,900	18,900
Prime Mortgage Trust Series 2004-CL1, Class 1A1, 6.00%, 2/25/2034	36	34
PRPM LLC Series 2024-RCF1, Class A1, 4.00%, 1/25/2054 (a) (i)	3,807	3,630
Radnor RE Ltd. (Bermuda)
Series 2022-1, Class M1B, 12.07%, 9/25/2032 (a) (j)	12,231	13,097
Series 2021-1, Class M1B, 7.02%, 12/27/2033 (a) (j)	108	108
RALI Trust Series 2005-QS5, Class A4, 5.75%, 4/25/2035	685	552
Rcfii Baml Frn, 12.35%, 12/25/2024 ‡ (a)	1,747	1,747
Residential Asset Securitization Trust
Series 2003-A8, Class A1, 3.75%, 10/25/2018	8	8
Series 2006-A6, Class 2A13, 6.00%, 7/25/2036	82	43
RT Finance LLC, 11.71%, 5/15/2029 ‡	13,723	13,689
SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 ‡ (a)	10	10
SART Series 2017-1, 0.00%, 7/15/2024 ‡	355	351
Seasoned Credit Risk Transfer Trust
Series 2017-2, Class HB, 3.00%, 8/25/2056 (i)	12,000	9,230
Series 2017-4, Class MT, 3.50%, 6/25/2057	8,623	7,670
Series 2019-3, Class MT, 3.50%, 10/25/2058	37,270	32,859
Series 2019-3, Class M55D, 4.00%, 10/25/2058	10,984	10,159
Series 2019-4, Class MB, 3.00%, 2/25/2059	41,685	31,015
Series 2021-1, Class BXS, 14.35%, 9/25/2060 (a) (j)	10,200	8,051
Series 2021-2, Class BXS, 13.98%, 11/25/2060 (a) (j)	4,845	3,898
Series 2022-1, Class MTU, 3.25%, 11/25/2061	28,497	24,406
Series 2023-1, Class MT, 3.00%, 10/25/2062	24,030	20,111
Sequoia Mortgage Trust Series 2004-8, Class A2, 6.41%, 9/20/2034 (j)	169	153
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	139

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Structured Adjustable Rate Mortgage Loan Trust Series 2004-14, Class 1A, 6.03%, 10/25/2034 (j)	25	23
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-26A, Class 3A5, 6.54%, 9/25/2033 (j)	278	264
Series 2003-37A, Class 1A, 5.62%, 12/25/2033 (j)	402	385
Series 2003-37A, Class 2A, 5.79%, 12/25/2033 (j)	47	45
Towd Point Mortgage Trust
Series 2017-FRE2, Class M6, 4.00%, 11/25/2047 (a) (i)	3,498	3,293
Series 2021-R1, Class A1, 2.92%, 11/30/2060 (a) (j)	35,654	30,022
Series 2021-R1, Class A2C, 3.31%, 11/30/2060 (a)	29,122	23,079
Two Harbors Msr Frn, 7.55%, 10/25/2024 ‡ (a)	35,000	34,825
Vendee Mortgage Trust
Series 1996-2, Class 1Z, 6.75%, 6/15/2026	56	56
Series 1998-1, Class 2E, 7.00%, 3/15/2028	231	231
Series 1999-1, Class 2Z, 6.50%, 1/15/2029	36	36
VM Master Issuer LLC Series 2022-1, Class B, 6.88%, 5/24/2025 ‡ (a) (j)	23,449	21,060
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR8, Class A, 5.55%, 8/25/2033 (j)	55	53
Series 2003-AR9, Class 1A6, 5.66%, 9/25/2033 (j)	42	38
Series 2004-AR3, Class A1, 4.56%, 6/25/2034 (j)	16	14
Series 2004-AR3, Class A2, 4.56%, 6/25/2034 (j)	147	132
Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	123	119
Series 2004-AR11, Class A, 5.96%, 10/25/2034 (j)	123	116
Series 2005-AR2, Class 2A21, 6.10%, 1/25/2045 (j)	16	16
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-4, Class CB7, 5.50%, 6/25/2035	243	205
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2004-RA1, Class 2A, 7.00%, 3/25/2034	82	82
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-K, Class 1A2, 5.61%, 7/25/2034 (j)	36	36
Series 2004-U, Class A1, 5.92%, 10/25/2034 (j)	71	66
Total Collateralized Mortgage Obligations (Cost $840,749)		789,612
Loan Assignments — 1.3% (d) (n)
Automobile Components — 0.0% ^
Adient US LLC, 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 2.75%), 8.08%, 1/31/2031	2,953	2,955
Beverages — 0.0% ^
Triton Water Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.86%, 3/31/2028	7,718	7,575
Building Products — 0.1%
Emerson Climate Technologies, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 7.79%, 5/31/2030	6,490	6,472
QUIKRETE Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.19%, 3/19/2029	5,200	5,201
		11,673
Chemicals — 0.1%
DuPont Performance, 1st Lien Term Loan B-4 (3-MONTH CME TERM SOFR + 2.50%), 7.85%, 12/20/2029	4,847	4,849
Ineos US Finance LLC, 1st Lien Term Loan B (Luxembourg) (1-MONTH CME TERM SOFR + 3.50%), 8.93%, 2/18/2030	5,162	5,112
		9,961
Commercial Services & Supplies — 0.0% ^
Madison IAQ LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.68%, 6/21/2028	2,486	2,475
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Consumer Staples Distribution & Retail — 0.0% ^
Moran Foods LLC, 1st Lien Super Senior Delayed Term Loan (3-MONTH SOFR + 11.50%), 16.91%, 6/30/2026 ‡	28	28
Moran Foods LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.00% (Cash) + 5.35% (PIK)), 12.70%, 6/30/2026 ‡ (c)	2,119	1,495
		1,523
Containers & Packaging — 0.0% ^
Graham Packaging Co., Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 8/4/2027	3,358	3,353
Electronic Equipment, Instruments & Components — 0.0% ^
NCR Atleos LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.75%; 3-MONTH CME TERM SOFR + 4.75%), 10.16%, 3/27/2029	3,475	3,468
Entertainment — 0.0% ^
Delta 2 (Lux) SARL, 1st Lien Term Loan B (Luxembourg) (3-MONTH CME TERM SOFR + 2.25%), 7.60%, 1/15/2030	2,825	2,821
Financial Services — 0.0% ^
OL SP LLC, 1st Lien Term Loan C (3-MONTH SOFR), 4.25%, 5/15/2025 ‡	1,194	1,154
Ground Transportation — 0.0% ^
First Student Bidco, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.61%, 7/21/2028	3,022	2,998
First Student Bidco, Inc., 1st Lien Term Loan C (3-MONTH CME TERM SOFR + 3.00%), 8.61%, 7/21/2028	917	909
Genesee & Wyoming, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.00%), 7.45%, 12/30/2026	3,310	3,310
		7,217
Health Care Equipment & Supplies — 0.0% ^
Medline Borrower LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 10/23/2028	1,440	1,440
Health Care Providers & Services — 0.1%
DaVita, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 1.75%), 7.19%, 8/12/2026	6,942	6,933
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued
Parexel International Corp., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 11/15/2028 (o)	5,000	4,993
Syneos Health,Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%; 3-MONTH CME TERM SOFR + 4.00%), 9.35%, 9/27/2030	5,575	5,502
		17,428
Hotels, Restaurants & Leisure — 0.0% ^
Carnival Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.32%, 8/9/2027	6,125	6,127
Household Durables — 0.0% ^
KDC US Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.33%, 8/15/2028	3,525	3,520
Insurance — 0.1%
Asurion LLC, 1st Lien Term Loan B-11 (1-MONTH CME TERM SOFR + 4.25%), 9.68%, 8/19/2028	6,982	6,937
Hub International Ltd., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.57%, 6/20/2030	5,175	5,168
		12,105
IT Services — 0.0% ^
MH Sub I LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.58%, 5/3/2028	6,140	6,034
Leisure Products — 0.0% ^
FGI Operating Co. LLC, 1st Lien Term Loan (3-MONTH SOFR + 11.00%), 0.00%, 5/16/2024 ‡ (b)	142	16
Hercules Achievement, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.44%, 12/15/2026	2,075	2,073
Topgolf Callaway, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.93%, 3/15/2030 (o)	3,410	3,410
		5,499
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	141

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Machinery — 0.1%
Alliance Laundry Systems LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%; 3-MONTH CME TERM SOFR + 3.50%), 8.93%, 10/8/2027	4,014	4,017
SPX Flow, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.50%), 9.93%, 4/5/2029	3,850	3,855
		7,872
Media — 0.2%
Charter Communications Operating LLC, 1st Lien Term Loan B-4 (3-MONTH SOFR + 2.00%), 7.33%, 12/7/2030	11,300	11,101
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 9.07%, 8/21/2026	3,400	3,379
CSC Holdings LLC, Term Loan B-6 (1-MONTH CME TERM SOFR + 4.50%), 9.82%, 1/18/2028	13,042	12,665
Outfront Media, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 1.75%), 7.08%, 11/18/2026	3,425	3,404
		30,549
Oil, Gas & Consumable Fuels — 0.0% ^
Buckeye Partners, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.83%, 11/22/2030 (o)	7,700	7,701
Passenger Airlines — 0.1%
AAdvantage Loyality IP Ltd., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.75%), 10.33%, 4/20/2028	6,016	6,129
United Airlines, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 5.25%), 10.77%, 6/21/2027	3,407	3,505
		9,634
Personal Care Products — 0.1%
Conair Holdings LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.19%, 5/17/2028	7,026	6,743
Nestle Skin Health SA, Term Loan B (Luxembourg) (3-MONTH CME TERM SOFR + 3.50%), 8.95%, 10/1/2026	9,722	9,731
		16,474
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — 0.0% ^
Elanco Animal Health, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 1.75%), 7.18%, 8/1/2027	5,285	5,215
Professional Services — 0.1%
Brookfield WEC Holdings Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.08%, 1/27/2031	7,345	7,316
Dun & Bradstreet Corp., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 2.75%), 8.07%, 1/18/2029 (o)	4,250	4,238
KBR, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.25%), 7.58%, 1/17/2031	6,937	6,946
		18,500
Semiconductors & Semiconductor Equipment — 0.1%
Brooks Automation, 1st Lien Term Loan B (12-MONTH CME TERM SOFR + 3.10%), 7.95%, 2/1/2029	10,389	10,365
Vertiv Group Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.94%, 3/2/2027	6,206	6,212
		16,577
Software — 0.1%
AthenaHealth, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.58%, 2/15/2029	3,625	3,591
Genesys Telecom Holdings US, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.44%, 12/1/2027	6,058	6,074
		9,665
Specialty Retail — 0.1%
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.08%, 10/19/2027	5,724	5,729
Claire's Stores, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 6.50%), 11.93%, 12/18/2026 (p)	1,479	1,399
Petco Health & Wellness Co., Inc., Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.86%, 3/3/2028	6,223	5,938
		13,066
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Wireless Telecommunication Services — 0.0% ^
Iridium Communications, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.83%, 9/20/2030	4,981	4,974
Total Loan Assignments (Cost $248,124)		246,555
Foreign Government Securities — 0.9%
Benin Government Bond 7.96%, 2/13/2038 (a)	2,340	2,266
Dominican Republic Government Bond
4.88%, 9/23/2032 (a)	1,310	1,167
6.00%, 2/22/2033 (a)	4,043	3,908
6.00%, 2/22/2033 (h)	5,243	5,067
5.88%, 1/30/2060 (a)	3,545	2,994
Federal Republic of Nigeria
6.50%, 11/28/2027 (h)	6,550	5,955
6.13%, 9/28/2028 (a)	2,880	2,530
7.14%, 2/23/2030 (h)	2,700	2,384
8.75%, 1/21/2031 (h)	3,800	3,579
7.38%, 9/28/2033 (a)	2,327	1,949
Federative Republic of Brazil
4.75%, 1/14/2050	4,100	3,032
7.13%, 5/13/2054	6,690	6,688
Finance Department Government of Sharjah 6.13%, 3/6/2036 (a)	5,692	5,636
Gabonese Republic 6.95%, 6/16/2025 (h)	3,800	3,660
Hashemite Kingdom of Jordan 7.38%, 10/10/2047 (h)	4,000	3,445
Hungary Government Bond
5.50%, 6/16/2034 (a)	1,640	1,595
6.75%, 9/25/2052 (a)	1,245	1,321
Istanbul Metropolitan Municipality 10.50%, 12/6/2028 (a)	3,500	3,754
Kingdom of Bahrain
7.00%, 10/12/2028 (h)	2,500	2,559
5.45%, 9/16/2032 (a)	1,677	1,515
Kingdom of Morocco 5.95%, 3/8/2028 (a)	1,381	1,394
Kingdom of Saudi Arabia
5.00%, 1/18/2053 (a)	4,038	3,561
5.75%, 1/16/2054 (a)	3,700	3,575
Oriental Republic of Uruguay 5.75%, 10/28/2034	3,150	3,307
Republic of Angola 8.75%, 4/14/2032 (a)	4,086	3,590
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Republic of Colombia
10.38%, 1/28/2033	360	425
7.50%, 2/2/2034	1,491	1,508
8.75%, 11/14/2053	7,024	7,521
Republic of Costa Rica
6.55%, 4/3/2034 (a)	4,200	4,334
7.30%, 11/13/2054 (a)	3,925	4,140
Republic of Cote d'Ivoire
5.75%, 12/31/2032 (h) (i)	693	649
6.13%, 6/15/2033 (h)	866	760
8.25%, 1/30/2037 (a)	1,468	1,433
6.88%, 10/17/2040 (h)	EUR3,400	3,045
Republic of Iraq 5.80%, 1/15/2028 (h)	1,900	1,773
Republic of Panama 7.88%, 3/1/2057	2,034	2,002
Republic of Paraguay
5.00%, 4/15/2026 (h)	434	428
3.85%, 6/28/2033 (a)	503	435
6.00%, 2/9/2036 (a)	7,140	7,165
6.10%, 8/11/2044 (h)	1,400	1,330
5.60%, 3/13/2048 (h)	4,589	4,067
5.40%, 3/30/2050 (h)	14,281	12,281
Republic of Senegal 6.75%, 3/13/2048 (h)	3,800	2,750
Republic of South Africa
4.30%, 10/12/2028	5,542	4,991
7.30%, 4/20/2052	2,000	1,737
Republic of Turkey 7.63%, 5/15/2034	10,069	10,031
Romania Government Bond
3.00%, 2/14/2031 (a)	2,040	1,699
6.38%, 1/30/2034 (a)	3,104	3,089
7.63%, 1/17/2053 (a)	1,600	1,745
Sultanate of Oman Government Bond
6.25%, 1/25/2031 (a)	1,193	1,222
7.00%, 1/25/2051 (a)	12,400	12,862
Turkiye Ihracat Kredi Bankasi A/S 9.38%, 1/31/2026 (a)	1,289	1,350
United Mexican States
3.75%, 1/11/2028	376	357
5.00%, 4/27/2051	2,420	2,013
6.34%, 5/4/2053	1,280	1,248
Total Foreign Government Securities (Cost $188,719)		178,821
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	143

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 0.1% (q)
California — 0.1%
Alameda County Joint Powers Authority, Multiple Capital Projects Series 2010A, Rev., 7.05%, 12/1/2044	200	237
City of Los Angeles Department of Airports, Federally Taxable Build America Bonds Direct Payment to Issuer Series 2009C, Rev., 6.58%, 5/15/2039	915	992
Regents of the University of California, Medical Center Pooled Series 2020N, Rev., 3.71%, 5/15/2120	1,820	1,245
State of California, Various Purpose GO, 7.35%, 11/1/2039	1,980	2,327
University of California, Taxable Series 2012AD, Rev., 4.86%, 5/15/2112	774	709
Total California		5,510
Colorado — 0.0% ^
Colorado Health Facilities Authority, Covenant Living Communities and Services Series 2020B, Rev., 3.36%, 12/1/2030	2,350	2,026
District of Columbia — 0.0% ^
District of Columbia, Water and Sewer Authority, Public Utility, Senior Lien Series 2014A, Rev., 4.81%, 10/1/2114	345	316
Missouri — 0.0% ^
Health and Educational Facilities Authority of the State of Missouri, The Washington University Series 2020A, Rev., 3.23%, 5/15/2050	3,000	2,189
New York — 0.0% ^
New York State Dormitory Authority, State Personal Income Tax, General Purpose
Series 2010H, Rev., 5.29%, 3/15/2033	560	562
Series 2010H, Rev., 5.39%, 3/15/2040	1,165	1,174
Port Authority of New York and New Jersey, Consolidated
Series 164, Rev., 5.65%, 11/1/2040	1,450	1,514
Series 165, Rev., 5.65%, 11/1/2040	155	162
Series 174, Rev., 4.46%, 10/1/2062	740	659
Total New York		4,071
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — 0.0% ^
American Municipal Power, Inc., Meldahl Hydroelectric Project Series 2010B, Rev., 7.50%, 2/15/2050	1,025	1,253
Ohio State University (The), General Receipts Series 2011A, Rev., 4.80%, 6/1/2111	1,563	1,425
Ohio University, General Receipts, Federally Taxable Rev., 5.59%, 12/1/2114	2,000	1,927
Total Ohio		4,605
Texas — 0.0% ^
Texas Natural Gas Securitization Finance Corp., Customer Rate Relief Bonds Series 2023A-2, Rev., 5.17%, 4/1/2041	855	867
Total Municipal Bonds (Cost $22,188)		19,584
	SHARES (000)
Common Stocks — 0.1%
Broadline Retail — 0.0% ^
Moran Foods Backstop Equity ‡ *	5,884	59
MYT Holding LLC ‡ *	935	234
		293
Communications Equipment — 0.0% ^
Goodman Networks, Inc. ‡ *	39	—
Diversified Telecommunication Services — 0.0% ^
Windstream Holdings, Inc. ‡ *	6	60
Financial Services — 0.0% ^
ACC Claims Holdings LLC ‡ (r)	1,551	3
Health Care Providers & Services — 0.0% ^
Envision Healthcare Corp. ‡ *	4	39
Media — 0.0% ^
Clear Channel Outdoor Holdings, Inc. *	502	864
iHeartMedia, Inc., Class A *	127	351
		1,215
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp.	44	3,667
Gulfport Energy Corp. *	49	6,939
		10,606
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — 0.0% ^
Claire's Stores, Inc. ‡ *	2	332
NMG, Inc. ‡ *	10	1,158
		1,490
Wireless Telecommunication Services — 0.0% ^
Intelsat SA (Luxembourg) ‡ *	70	1,926
Total Common Stocks (Cost $12,292)		15,632
Convertible Preferred Stocks — 0.0% ^
Specialty Retail — 0.0% ^
Claire's Stores, Inc. ‡ * (Cost $428)	2	3,319
	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.0% ^
Oil, Gas & Consumable Fuels — 0.0% ^
Gulfport Energy Corp. 10.00% (Cash), 4/5/2024 ‡ * (c) (f) (g) (Cost $141)	—	1,501
	SHARES (000)
Preferred Stocks — 0.0% ^
Broadline Retail — 0.0% ^
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	2,070	1,170
Communications Equipment — 0.0% ^
Goodman Networks, Inc. ‡ *	46	—
Total Preferred Stocks (Cost $2,145)		1,170
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ * (Cost $—)	33	441
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 7.7%
Investment Companies — 7.7%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.35% (s) (t) (Cost $1,483,660)	1,483,169	1,483,911
Investment of Cash Collateral from Securities Loaned — 0.0% ^
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.48% (s) (t)	120	120
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (s) (t)	428	428
Total Investment of Cash Collateral from Securities Loaned (Cost $548)		548
Total Short-Term Investments (Cost $1,484,208)		1,484,459
Total Investments — 103.8% (Cost $21,270,477)		19,984,999
Liabilities in Excess of Other Assets — (3.8)%		(733,208)
NET ASSETS — 100.0%		19,251,791

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 29, 2024.
CLO	Collateralized Loan Obligations
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
GO	General Obligation
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	145

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
HB
High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal.
The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 29, 2024. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PIK	Payment In Kind
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Defaulted security.
(c)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(e)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 29, 2024 is $83,814 or 0.44% of the
Fund’s net assets as of February 29, 2024.

(f)	Security is an interest bearing note with preferred security characteristics.
(g)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of February 29, 2024.

(h)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(i)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 29, 2024.

(j)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(k)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(l)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(m)	The rate shown is the effective yield as of February 29, 2024.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	All or a portion of this security is unsettled as of February 29, 2024. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(p)	Fund is subject to legal or contractual restrictions on the resale of the security.
(q)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(r)	The security or a portion of this security is on loan at February 29, 2024. The total value of securities on loan at February 29, 2024 is $1.
(s)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(t)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Income Funds	February 29, 2024

Futures contracts outstanding as of February 29, 2024 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	5,524	06/18/2024	USD	610,402	2,226
U.S. Treasury 10 Year Ultra Note	2,759	06/18/2024	USD	315,173	1,999
U.S. Treasury Long Bond	1,240	06/18/2024	USD	147,870	1,410
U.S. Treasury Ultra Bond	6,691	06/18/2024	USD	856,448	18,388
U.S. Treasury 2 Year Note	6,211	06/28/2024	USD	1,272,139	950
U.S. Treasury 5 Year Note	5,426	06/28/2024	USD	580,624	1,230
					26,203
Short Contracts
U.S. Treasury 10 Year Note	(371)	06/18/2024	USD	(40,996)	(145)
U.S. Treasury 10 Year Ultra Note	(52)	06/18/2024	USD	(5,940)	(38)
U.S. Treasury Long Bond	(25)	06/18/2024	USD	(2,981)	(28)
U.S. Treasury 5 Year Note	(208)	06/28/2024	USD	(22,258)	(65)
					(276)
					25,927

Abbreviations
USD	United States Dollar
Forward foreign currency exchange contracts outstanding as of February 29, 2024 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	67,330	EUR	62,166	Morgan Stanley	3/5/2024	139
USD	67,411	EUR	62,166	Barclays Bank plc	4/2/2024	141
Total unrealized appreciation						280
EUR	62,166	USD	67,334	Barclays Bank plc	3/5/2024	(143)
Total unrealized depreciation						(143)
Net unrealized appreciation						137

Abbreviations
EUR	Euro
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	147

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
Over-the-Counter ("OTC") Credit default swap contracts outstanding — buy protection (*) as of February 29, 2024 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Citibank, NA	12/20/2027	0.48	USD32,877	248	(911)	(663)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Citibank, NA	6/20/2028	0.54	USD36,400	262	(991)	(729)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Citibank, NA	6/20/2028	0.54	USD26,300	233	(760)	(527)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Citibank, NA	6/20/2028	0.54	USD26,299	99	(626)	(527)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Citibank, NA	6/20/2028	0.54	USD13,148	30	(293)	(263)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Citibank, NA	6/20/2028	0.54	USD6,574	25	(157)	(132)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Citibank, NA	6/20/2028	0.54	USD13,143	60	(323)	(263)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Citibank, NA	6/20/2028	0.54	USD6,369	72	(200)	(128)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Morgan Stanley	6/20/2028	0.54	USD3,935	36	(115)	(79)
							1,065	(4,376)	(3,311)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
USD	United States Dollar
Summary of total OTC swap contracts outstanding as of February 29, 2024 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Liabilities
OTC Credit default swap contracts outstanding - buy protection	1,065	(3,311)
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Income Funds	February 29, 2024

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 82.8% (a) (b)
Aerospace & Defense — 1.4%
Spirit Aerosystems, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.56%, 1/15/2027	785	784
TransDigm Group, Inc., 1st Lien Term Loan I (3-MONTH CME TERM SOFR + 3.25%), 8.60%, 8/24/2028	1,864	1,867
Vertex Aerospace Services Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.68%, 12/6/2028	1,637	1,637
		4,288
Automobile Components — 2.3%
Adient US LLC, 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 2.75%), 8.08%, 1/31/2031	1,613	1,614
Clarios Global LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.33%, 5/6/2030 (c)	1,498	1,497
DexKo Global, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.36%, 10/4/2028	1,288	1,283
Holley, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.19%, 11/17/2028	937	910
Truck Hero, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.50%), 8.94%, 1/31/2028	819	803
Wheel Pros, Inc., 1st Lien Term Loan (3-MONTH SOFR + 4.50%), 14.46%, 2/10/2028	250	269
Wheel Pros, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.50%), 10.09%, 5/11/2028	833	677
		7,053
Beverages — 0.8%
Triton Water Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.86%, 3/31/2028	1,584	1,554
Tropicana, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.25%), 8.70%, 1/24/2029	987	929
		2,483
Building Products — 2.8%
AZZ, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.08%, 5/13/2029	1,177	1,177
Cabinetworks, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.86%, 5/17/2028	663	593
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Building Products — continued
Chamberlain Group LLC (The), 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.68%, 11/3/2028	1,580	1,576
Emerson Climate Technologies, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 7.79%, 5/31/2030	1,414	1,410
Griffon Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.25%), 7.75%, 1/24/2029	997	995
MI Windows & Doors, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.93%, 12/18/2027	705	705
QUIKRETE Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.19%, 3/19/2029	1,084	1,084
Summit Materials, LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 7.83%, 1/12/2029	1,050	1,052
		8,592
Capital Markets — 0.3%
Duff & Phelps Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.10%, 4/9/2027	976	964
Chemicals — 2.1%
DuPont Performance, 1st Lien Term Loan B-4 (3-MONTH CME TERM SOFR + 2.50%), 7.85%, 12/20/2029	932	932
Gates Global LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.33%, 11/16/2029	247	247
INEOS Enterprises, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 9.19%, 7/8/2030	1,114	1,112
Ineos US Finance LLC, 1st Lien Term Loan B (Luxembourg) (1-MONTH CME TERM SOFR + 3.50%), 8.93%, 2/18/2030	2,095	2,074
PQ Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 7.91%, 6/9/2028	1,147	1,143
W. R. Grace, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.36%, 9/22/2028	1,007	1,006
		6,514
Commercial Services & Supplies — 5.6%
Allied Universal Holdco LLC, 1st Lien Term Loan B
(1-MONTH CME TERM SOFR + 3.75%), 9.18%, 5/12/2028	364	363
(1-MONTH CME TERM SOFR + 4.75%), 10.08%, 5/12/2028	983	982
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	149

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Commercial Services & Supplies — continued
API Group DE, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.69%, 10/1/2026	947	947
BIFM CA Buyer Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 9.57%, 5/31/2028	830	829
Conservice Midco LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.33%, 5/13/2027 (c)	1,900	1,905
Ensemble RCM, LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.32%, 8/1/2029	1,064	1,057
Garda World Security Corp., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.25%), 9.62%, 2/1/2029	1,540	1,538
Harsco Corp., Term Loan B-3 (1-MONTH CME TERM SOFR + 2.25%), 7.69%, 3/10/2028	1,432	1,411
Intrado Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.83%, 1/31/2030	995	994
Madison IAQ LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.68%, 6/21/2028	2,539	2,528
Nielsen Holdings plc, Term Loan B-3 (1-MONTH CME TERM SOFR + 3.75%), 9.08%, 3/6/2028	998	964
Prime Security Services Borrower LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 7.83%, 10/13/2030	1,595	1,594
VT Topco, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.58%, 8/9/2030	2,005	2,010
		17,122
Communications Equipment — 1.0%
Ciena Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.00%), 7.32%, 10/24/2030	1,039	1,041
CommScope, Inc., 1st Lien Term Loan B-2 (Netherlands) (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 4/6/2026	2,311	2,081
		3,122
Construction & Engineering — 1.1%
Osmose Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 6/23/2028	1,592	1,581
Pike Corp., Delayed Draw Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 1/21/2028	1,888	1,890
		3,471
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Staples Distribution & Retail — 2.2%
Moran Foods LLC, 1st Lien Super Senior Delayed Term Loan (3-MONTH SOFR + 11.50%), 16.91%, 6/30/2026 ‡	613	613
Moran Foods LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.00% (Cash) + 5.35% (PIK)), 12.70%, 6/30/2026 ‡ (d)	6,289	4,596
United Natural Foods, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 10/22/2025	810	809
Utz Quality Foods LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 1/20/2028	635	635
		6,653
Containers & Packaging — 2.6%
BWAY Intermediate Co., Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.33%, 8/14/2026	1,585	1,589
Graham Packaging Co., Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 8/4/2027	1,079	1,078
LABL, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.43%, 10/29/2028	1,526	1,477
Pactiv Evergreen Group Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 9/24/2028	602	602
Reynolds Group Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 2/5/2026	715	716
Ring Container Technologies LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.94%, 8/12/2028	1,068	1,068
Tekni-Plex, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.00%), 9.61%, 9/15/2028	1,272	1,269
		7,799
Diversified Consumer Services — 1.3%
Caliber Collision, 1st Lien Term Loan B (3-MONTH SOFR + 3.75%), 9.08%, 1/30/2031 (c)	1,000	1,001
Interior Logic Group, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.93%, 4/3/2028	886	835
LegalShield, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.75%), 9.19%, 12/15/2028	1,221	1,218
St. George's University Scholastic Services LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.43%, 2/10/2029	1,003	999
		4,053
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Diversified Telecommunication Services — 0.9%
CenturyLink, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.69%, 3/15/2027	1,289	935
Cincinnati Bell, Inc., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 3.25%), 8.68%, 11/22/2028	1,101	1,092
Numericable U.S. LLC, 1st Lien Term Loan B-14 (France) (3-MONTH CME TERM SOFR + 5.50%), 10.81%, 8/15/2028	631	582
		2,609
Electric Utilities — 1.0%
Astoria Energy LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.94%, 12/10/2027	744	743
Carroll County Energy LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.95%, 2/13/2026	980	962
Exelon Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 8.10%, 12/15/2027	1,414	1,407
		3,112
Electronic Equipment, Instruments & Components — 1.5%
Coherent Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.19%, 7/2/2029 (c)	1,476	1,474
Ingram Micro, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.00%), 8.61%, 6/30/2028	1,136	1,135
Mirion Technologies, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.75%), 8.36%, 10/20/2028	1,005	1,004
NCR Atleos LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.75%; 3-MONTH CME TERM SOFR + 4.75%), 10.16%, 3/27/2029	1,020	1,018
		4,631
Entertainment — 1.5%
Banijay Entertainment, 1st Lien Term Loan B (France) (1-MONTH CME TERM SOFR + 3.75%), 9.18%, 3/1/2028	836	836
Delta 2 (Lux) SARL, 1st Lien Term Loan B (Luxembourg) (3-MONTH CME TERM SOFR + 2.25%), 7.60%, 1/15/2030 (c)	2,000	1,997
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Entertainment — continued
Live Nation Entertainment, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 1.75%), 7.17%, 10/19/2026	929	927
WMG Acquisition Corp., 1st Lien Term Loan I (1-MONTH CME TERM SOFR + 2.00%), 7.33%, 1/24/2031 (c)	847	845
		4,605
Financial Services — 1.5%
GTCR W Merger Sub LLC, 1st Lien Term Loan B (3-MONTH SOFR + 3.00%), 8.33%, 1/31/2031	1,355	1,359
NorthRiver Midstream, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.33%, 8/16/2030	1,518	1,517
Nuvei Technologies Corp., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 8.41%, 12/19/2030 (c)	1,010	1,010
Trans Union LLC, 1st Lien Term Loan B-7 (1-MONTH CME TERM SOFR + 2.00%), 7.33%, 12/1/2028	591	591
		4,477
Food Products — 0.2%
B&G Foods, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.83%, 10/10/2026	528	525
Ground Transportation — 1.7%
First Student Bidco, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.61%, 7/21/2028 (c)	486	482
First Student Bidco, Inc., 1st Lien Term Loan C (3-MONTH CME TERM SOFR + 3.00%), 8.61%, 7/21/2028 (c)	252	250
First Student Bidco, Inc., Term Loan B (3-MONTH CME TERM SOFR + 4.00%), 9.45%, 7/21/2028 (c)	1,637	1,635
Genesee & Wyoming, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.00%), 7.45%, 12/30/2026	1,613	1,613
Hertz Corp. (The), 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.70%, 6/30/2028 (c)	1,122	1,075
Hertz Corp. (The), 1st Lien Term Loan C (1-MONTH CME TERM SOFR + 3.25%), 8.70%, 6/30/2028	217	208
		5,263
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	151

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Health Care Equipment & Supplies — 2.0%
Insulet Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.33%, 5/4/2028 (c)	3,512	3,513
Medline Borrower LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 10/23/2028	2,673	2,673
		6,186
Health Care Providers & Services — 4.7%
AHP Health Partners, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.94%, 8/24/2028	1,135	1,136
CVS Holdings, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 4.25%), 9.69%, 8/31/2026	1,336	1,322
DaVita, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 1.75%), 7.19%, 8/12/2026	497	497
ICON Luxembourg SARL, 1st Lien Term Loan B, (Luxembourg)
(3-MONTH CME TERM SOFR + 2.25%), 7.86%, 7/3/2028	789	790
(3-MONTH CME TERM SOFR + 2.25%), 7.86%, 7/3/2028	197	197
Option Care Health, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.19%, 10/27/2028	1,490	1,492
Parexel International Corp., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 11/15/2028 (c)	1,854	1,852
Pathway Vet Alliance LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.75%), 9.19%, 3/31/2027	1,015	867
PCI Pharma Services, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.50%), 9.11%, 11/30/2027	1,662	1,661
Radiology Partners, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 10.18%, 7/9/2025	1,115	1,068
Surgery Center Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.82%, 12/19/2030	1,020	1,021
Syneos Health,Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%; 3-MONTH CME TERM SOFR + 4.00%), 9.35%, 9/27/2030	1,725	1,702
U.S. Renal Care, 1st Lien Term Loan C (2- MONTH SOFR + 5.00%; 3-MONTH CME TERM SOFR + 5.00%), 10.45%, 6/20/2028	808	697
		14,302
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — 2.5%
Caesars Entertainment, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.66%, 2/6/2030	1,952	1,953
Carnival Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.32%, 8/9/2027	1,866	1,867
Flutter Entertainment plc, 1st Lien Term Loan B (Ireland) (3-MONTH CME TERM SOFR + 3.25%), 8.86%, 7/22/2028	508	509
Restaurant Brands International, Inc., 1st Lien Term Loan B-5 (1-MONTH CME TERM SOFR + 2.25%), 7.58%, 9/20/2030 (c)	1,250	1,243
UFC Holdings LLC, 1st Lien Term Loan B-3 (3-MONTH CME TERM SOFR + 2.75%), 8.34%, 4/29/2026	594	594
Whataburger, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 8/3/2028	1,381	1,377
		7,543
Household Durables — 0.9%
KDC US Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.33%, 8/15/2028 (c)	2,059	2,056
Traeger Grills, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.68%, 6/29/2028	867	805
		2,861
Insurance — 3.2%
Alliant Holdings Intermediate LLC, 1st Lien Term Loan B-6 (3-MONTH SOFR + 3.50%), 8.82%, 11/6/2030	673	673
Asurion LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 7/31/2027	289	284
Asurion LLC, 1st Lien Term Loan B-11 (1-MONTH CME TERM SOFR + 4.25%), 9.68%, 8/19/2028	2,825	2,806
Asurion LLC, 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 5.25%), 10.69%, 1/31/2028	1,510	1,439
Asurion LLC, Term Loan B-10 (1-MONTH CME TERM SOFR + 4.00%), 9.43%, 8/19/2028	687	681
Hub International Ltd., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.57%, 6/20/2030 (c)	2,221	2,218
USI, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.00%), 8.35%, 11/22/2029	1,026	1,025
USI, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.60%, 9/27/2030 (c)	500	500
		9,626
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Interactive Media & Services — 0.4%
Getty Images, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 9.95%, 2/19/2026	1,244	1,241
IT Services — 1.7%
Ahead DB Holdings LLC, 1st Lien Term Loan B
(3-MONTH CME TERM SOFR + 3.75%), 9.20%, 10/18/2027	446	445
(3-MONTH SOFR + 4.25%), 9.57%, 2/1/2031 (c)	580	579
Ancestry.com, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.68%, 12/6/2027	1,284	1,228
MH Sub I LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.58%, 5/3/2028	1,675	1,646
Virtusa Corp., 1st Lien Term Loan B
(1-MONTH CME TERM SOFR + 3.75%), 9.19%, 2/11/2028	911	909
(1-MONTH CME TERM SOFR + 3.75%), 9.18%, 2/15/2029	298	297
		5,104
Leisure Products — 1.2%
FGI Operating Co. LLC, 1st Lien Term Loan (3-MONTH SOFR + 11.00%), 0.00%, 5/16/2024 ‡ (e)	3,874	422
Hercules Achievement, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.44%, 12/15/2026	1,568	1,567
Recess Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 9.84%, 2/20/2030	840	840
Topgolf Callaway, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.93%, 3/15/2030	858	859
		3,688
Life Sciences Tools & Services — 0.2%
Avantor Funding, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.68%, 11/8/2027	650	651
Machinery — 3.5%
Alliance Laundry Systems LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%; 3-MONTH CME TERM SOFR + 3.50%), 8.93%, 10/8/2027	2,898	2,900
CPM Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.50%), 9.83%, 9/28/2028	913	913
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Machinery — continued
Crosby US Acquisition Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.00%), 9.32%, 8/16/2029 (c)	845	849
Gates Global LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.93%, 3/31/2027	742	741
Gemini HDPE LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.57%, 12/31/2027	1,449	1,436
SPX Flow, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.50%), 9.93%, 4/5/2029	1,473	1,475
Sundyne, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.68%, 3/17/2027	1,708	1,708
Thyssenkrupp Elevator, 1st Lien Term Loan B-1 (Germany) (6-MONTH SOFR + 3.50%), 9.08%, 7/30/2027	508	508
		10,530
Media — 5.7%
Altice Financing SA, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 5.00%), 10.31%, 10/28/2027	1,012	1,007
Charter Communications Operating LLC, 1st Lien Term Loan B-4 (3-MONTH SOFR + 2.00%), 7.33%, 12/7/2030	1,400	1,375
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 9.07%, 8/21/2026	3,152	3,133
CSC Holdings LLC, Term Loan B-6 (1-MONTH CME TERM SOFR + 4.50%), 9.82%, 1/18/2028 (c)	2,645	2,569
DirectV Financing LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 5.00%), 10.65%, 8/2/2027	341	340
E.W. Scripps Co., 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 1/7/2028	1,501	1,443
Gray Television, Inc., 1st Lien Term Loan D (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 12/1/2028	927	869
Gray Television, Inc., 1st Lien Term Loan E (1-MONTH CME TERM SOFR + 2.50%), 7.94%, 1/2/2026	548	542
iHeartCommunications, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 5/1/2026	1,907	1,676
iHeartCommunications, Inc., Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 5/1/2026	813	690
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	153

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Media — continued
Shutterfly LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 6.00%), 11.33%, 10/1/2027 ‡	218	218
Shutterfly LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 5.00%), 10.35%, 10/1/2027	1,819	1,430
Summer (BC) Holdco B SARL, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 10.11%, 12/4/2026	478	475
Univision Communications, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 3/15/2026	1,567	1,565
		17,332
Oil, Gas & Consumable Fuels — 3.2%
Buckeye Partners LP, 1st Lien Term Loan B-1 (1-MONTH CME TERM SOFR + 2.00%), 7.33%, 11/1/2026 (c)	635	635
Buckeye Partners, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.83%, 11/22/2030 (c)	1,101	1,101
EPIC Crude Services LP, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 5.00%), 10.93%, 3/2/2026 (c)	1,661	1,663
Medallion Midland Acquisition LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.50%), 8.86%, 10/18/2028 (c)	1,895	1,894
NGL Energy Operating LP, 1st Lien Term Loan B (3-MONTH SOFR + 4.50%), 9.83%, 2/3/2031 (c)	1,470	1,474
Tallgrass Energy, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.75%), 0.00%, 2/22/2029 (c)	1,370	1,359
WhiteWater Whistler Holdings, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.75%), 8.13%, 2/15/2030	1,669	1,667
		9,793
Passenger Airlines — 1.7%
AAdvantage Loyality IP Ltd., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.75%), 10.33%, 4/20/2028 (c)	3,836	3,908
United Airlines, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 5.25%), 10.77%, 6/21/2027	1,307	1,345
		5,253
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Personal Care Products — 1.8%
Conair Holdings LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.19%, 5/17/2028	1,767	1,695
Nestle Skin Health SA, Term Loan B (Luxembourg) (3-MONTH CME TERM SOFR + 3.50%), 8.95%, 10/1/2026	3,773	3,777
		5,472
Pharmaceuticals — 1.8%
Bausch Health Cos., Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 5.25%), 10.67%, 2/1/2027	1,669	1,322
Elanco Animal Health, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 1.75%), 7.18%, 8/1/2027	1,756	1,733
Endo Pharmaceuticals, Inc., 1st Lien Term Loan B (1-MONTH PRIME + 6.00%), 14.50%, 3/27/2028	628	409
Jazz Pharmaceuticals plc, 1st Lien Term Loan B-1 (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 5/5/2028	971	972
Organon & Co., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.43%, 6/2/2028 (c)	880	881
		5,317
Professional Services — 2.4%
Brookfield WEC Holdings Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.08%, 1/27/2031	2,489	2,479
Creative Artists Agency LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.83%, 11/27/2028	1,369	1,369
Dun & Bradstreet Corp., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 2.75%), 8.07%, 1/18/2029	1,578	1,576
KBR, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.25%), 7.58%, 1/17/2031	1,744	1,746
		7,170
Semiconductors & Semiconductor Equipment — 2.8%
Brooks Automation, 1st Lien Term Loan B (12-MONTH CME TERM SOFR + 3.10%), 7.95%, 2/1/2029 (c)	3,183	3,176
Brooks Automation, 2nd Lien Term Loan (12-MONTH CME TERM SOFR + 5.60%), 10.40%, 2/1/2030	746	737
Entegris, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 7.85%, 7/6/2029	1,332	1,333
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Semiconductors & Semiconductor Equipment — continued
Synaptics, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.25%), 7.87%, 12/2/2028	1,508	1,504
Vertiv Group Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.94%, 3/2/2027	1,700	1,702
		8,452
Software — 7.0%
AthenaHealth, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.58%, 2/15/2029 (c)	1,644	1,629
Camelot U.S. Acquisition LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.08%, 1/31/2031 (c)	2,362	2,353
CDK Global, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.00%), 9.35%, 7/6/2029 (c)	1,200	1,202
Consilio, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.44%, 5/12/2028	1,903	1,892
DigiCert, Inc., 1st Lien Term Loan
(1-MONTH CME TERM SOFR + 4.00%), 9.33%, 10/16/2026	561	556
(1-MONTH CME TERM SOFR + 7.00%), 12.33%, 2/19/2029	620	563
Genesys Cloud Services Holdings, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.44%, 12/1/2027 (c)	500	501
Genesys Telecom Holdings US, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.44%, 12/1/2027	2,439	2,446
ION Corp., 1st Lien Term Loan B
(3-MONTH CME TERM SOFR + 3.75%), 9.25%, 3/11/2028	1,000	986
(3-MONTH SOFR + 3.75%), 9.07%, 7/18/2030	580	573
Netsmart Technologies, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.19%, 10/1/2027	1,494	1,494
Project Boost Purchaser LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.94%, 6/1/2026	1,620	1,619
Proofpoint, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 8/31/2028	1,107	1,104
Quest Software US Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.71%, 2/1/2029	705	556
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — continued
RealPage, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 4/24/2028	967	940
ThoughtWorks, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.94%, 3/24/2028	429	424
Ultimate Software Group, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.81%, 2/10/2031 (c)	2,450	2,452
		21,290
Specialty Retail — 3.5%
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.08%, 10/19/2027	1,351	1,352
Claire's Stores, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 6.50%), 11.93%, 12/18/2026 (f)	1,221	1,155
Leslie's Poolmart, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.19%, 3/9/2028	1,494	1,486
Petco Health & Wellness Co., Inc., Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.86%, 3/3/2028	1,456	1,389
PetSmart LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.18%, 2/11/2028 (c)	1,497	1,491
PrimeSource, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.84%, 12/28/2027	1,523	1,480
Serta Simmons Bedding LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 7.50%), 12.96%, 6/29/2028	637	581
SRS Distribution, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.68%, 6/2/2028	910	908
Staples, Inc., 1st Lien Term Loan (3-MONTH SOFR + 5.00%), 10.44%, 4/16/2026	965	940
		10,782
Textiles, Apparel & Luxury Goods — 0.2%
Birkenstock, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.83%, 4/28/2028	646	646
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	155

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Wireless Telecommunication Services — 0.6%
Iridium Communications, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.83%, 9/20/2030	1,905	1,902
Total Loan Assignments (Cost $259,809)		252,477
Corporate Bonds — 5.9%
Automobile Components — 0.5%
American Axle & Manufacturing, Inc.
6.25%, 3/15/2026	643	635
6.50%, 4/1/2027	1,000	988
		1,623
Chemicals — 0.5%
INEOS Quattro Finance 2 plc (United Kingdom) 9.63%, 3/15/2029 (g)	250	263
Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	1,000	888
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (g)	260	211
		1,362
Consumer Finance — 0.3%
Ford Motor Credit Co. LLC 4.13%, 8/17/2027	1,000	946
Diversified Telecommunication Services — 1.0%
CCO Holdings LLC 5.00%, 2/1/2028 (g)	3,325	3,068
Health Care Providers & Services — 0.3%
Tenet Healthcare Corp. 4.63%, 6/15/2028	1,000	952
Hotels, Restaurants & Leisure — 0.4%
Royal Caribbean Cruises Ltd. 11.63%, 8/15/2027 (g)	1,250	1,352
IT Services — 0.3%
Ahead DB Holdings LLC 6.63%, 5/1/2028 (g)	850	758
Media — 1.3%
DISH DBS Corp.
5.88%, 11/15/2024	2,000	1,890
5.25%, 12/1/2026 (g)	750	599
Sirius XM Radio, Inc. 5.00%, 8/1/2027 (g)	1,500	1,429
		3,918
Oil, Gas & Consumable Fuels — 0.7%
Hess Midstream Operations LP 5.63%, 2/15/2026 (g)	750	739
NuStar Logistics LP 5.63%, 4/28/2027	1,500	1,485
		2,224
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialty Retail — 0.6%
Staples, Inc. 7.50%, 4/15/2026 (g)	1,768	1,700
Total Corporate Bonds (Cost $18,542)		17,903
	SHARES (000)
Convertible Preferred Stocks — 2.0%
Specialty Retail — 2.0%
Claire's Stores, Inc. ‡ * (Cost $755)	3	6,074
Exchange-Traded Funds — 1.4%
Fixed Income — 1.4%
Invesco Senior Loan ETF (Cost $4,214)	200	4,224
Common Stocks — 1.2%
Broadline Retail — 0.0% ^
Moran Foods Backstop Equity ‡ *	17,453	175
Diversified Telecommunication Services — 0.0% ^
Windstream Holdings, Inc. ‡ *	6	69
Health Care Providers & Services — 0.1%
Envision Healthcare Corp. ‡ *	23	229
Machinery — 0.0% ^
SSB Equipment Co., Inc. ‡ *	31	—
Media — 0.2%
Clear Channel Outdoor Holdings, Inc. *	284	488
iHeartMedia, Inc., Class A *	62	172
		660
Specialty Retail — 0.9%
Claire's Stores, Inc. ‡ *	3	585
NMG, Inc. ‡ *	17	1,831
Serta Simmons Bedding LLC ‡ *	31	242
		2,658
Total Common Stocks (Cost $6,844)		3,791
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — 0.0% ^
Entertainment — 0.0% ^
Cineworld Group plc expiring 12/23/2025, price 4,149.00 GBP (United Kingdom) * (Cost $—(h))	63	—
	SHARES (000)
Short-Term Investments — 12.7%
Investment Companies — 12.7%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.17% (i) (j) (Cost $38,655)	38,655	38,655
Total Investments — 106.0% (Cost $328,819)		323,124
Liabilities in Excess of Other Assets — (6.0)%		(18,230)
NET ASSETS — 100.0%		304,894

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
CME	Chicago Mercantile Exchange
ETF	Exchange Traded Fund
GBP	British Pound
PIK	Payment In Kind
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(c)	All or a portion of this security is unsettled as of February 29, 2024. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(d)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(e)	Defaulted security.
(f)	Fund is subject to legal or contractual restrictions on the resale of the security.
(g)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(h)	Value is zero.
(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	157

JPMorgan Government Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 34.0%
U.S. Treasury Bonds
5.25%, 11/15/2028	20,000	20,801
1.88%, 2/15/2041	14,500	9,992
2.00%, 11/15/2041	27,000	18,693
3.88%, 2/15/2043	15,000	13,733
3.88%, 5/15/2043	10,000	9,145
3.75%, 11/15/2043	75,300	67,511
3.00%, 5/15/2045	31,000	24,512
2.75%, 11/15/2047	35,000	25,970
2.00%, 2/15/2050	35,000	21,792
1.25%, 5/15/2050	10,000	5,079
U.S. Treasury Inflation Indexed Bonds 1.38%, 2/15/2044	36,195	31,658
U.S. Treasury Notes
0.38%, 8/15/2024	10,000	9,780
2.25%, 11/15/2024	35,000	34,290
1.13%, 2/28/2025	25,000	24,053
0.50%, 3/31/2025	50,000	47,652
0.38%, 4/30/2025	20,000	18,976
3.88%, 4/30/2025	10,000	9,878
2.00%, 8/15/2025	20,000	19,214
1.63%, 2/15/2026	20,000	18,882
3.63%, 5/15/2026	10,000	9,802
2.25%, 2/15/2027	35,000	32,908
0.63%, 3/31/2027	30,000	26,773
2.25%, 8/15/2027	30,000	27,975
1.25%, 4/30/2028	11,120	9,829
3.50%, 4/30/2028	5,000	4,845
4.00%, 6/30/2028	25,000	24,698
3.13%, 11/15/2028	25,000	23,768
3.50%, 4/30/2030	5,000	4,790
3.50%, 2/15/2033	20,000	18,866
Total U.S. Treasury Obligations (Cost $688,918)		615,865
Mortgage-Backed Securities — 27.8%
FHLMC Gold Pools, 20 Year Pool # C90830, 4.50%, 5/1/2024	1	1
FHLMC Gold Pools, 30 Year
Pool # G00229, 8.50%, 5/1/2024	—	—
Pool # C00354, 8.50%, 7/1/2024	—	—
Pool # C00376, 8.00%, 11/1/2024	1	1
Pool # C00414, 7.50%, 8/1/2025	1	1
Pool # D63303, 7.00%, 9/1/2025	1	1
Pool # G00981, 8.50%, 7/1/2028	3	3
Pool # C00742, 6.50%, 4/1/2029	30	31
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # C00785, 6.50%, 6/1/2029	11	11
Pool # C47318, 7.00%, 9/1/2029	161	166
Pool # C01292, 6.00%, 2/1/2032	15	15
Pool # A16155, 5.50%, 11/1/2033	46	46
Pool # C03589, 4.50%, 10/1/2040	287	281
Pool # Q41177, 3.50%, 6/1/2046	11,356	10,305
Pool # G61334, 4.00%, 3/1/2047	2,351	2,237
Pool # Q54902, 4.00%, 3/1/2048	2,420	2,273
Pool # Q54950, 4.00%, 3/1/2048	3,483	3,319
Pool # Q59727, 4.00%, 11/1/2048	3,985	3,725
FHLMC UMBS, 30 Year
Pool # ZT1593, 3.50%, 1/1/2049	939	849
Pool # RA2484, 3.00%, 6/1/2050	4,273	3,706
Pool # RA2904, 3.00%, 6/1/2050	6,881	5,954
Pool # RA2970, 2.50%, 7/1/2050	7,986	6,608
Pool # QB2020, 2.50%, 8/1/2050	5,794	4,818
Pool # RA5576, 2.50%, 7/1/2051	5,185	4,315
Pool # QC6209, 2.50%, 8/1/2051	5,024	4,173
Pool # QC7451, 2.00%, 9/1/2051	12,103	9,601
Pool # RA7683, 5.00%, 7/1/2052	7,017	6,813
Pool # RA7937, 5.00%, 9/1/2052	13,986	13,578
FNMA Pool # 620061 ARM, 5.71%, 11/1/2027 (a)	5	5
FNMA UMBS, 15 Year
Pool # MA0512, 4.00%, 9/1/2025	74	73
Pool # FM4449, 3.00%, 12/1/2034	6,539	6,239
Pool # CA7114, 2.50%, 9/1/2035	13,854	12,635
FNMA UMBS, 30 Year
Pool # 250575, 6.50%, 6/1/2026	3	3
Pool # 483802, 5.50%, 2/1/2029	57	57
Pool # 524949, 7.50%, 3/1/2030	5	5
Pool # 545639, 6.50%, 4/1/2032	65	67
Pool # 702435, 5.50%, 5/1/2033	421	427
Pool # 709441, 5.50%, 7/1/2033	122	124
Pool # 730711, 5.50%, 8/1/2033	194	197
Pool # 743127, 5.50%, 10/1/2033	175	178
Pool # 747628, 5.00%, 11/1/2033	341	339
Pool # 753662, 5.50%, 12/1/2033	231	234
Pool # 755615, 5.50%, 1/1/2034	264	268
Pool # 811755, 7.00%, 3/1/2035	644	665
Pool # 845834, 5.50%, 10/1/2035	138	140
Pool # 888201, 5.50%, 2/1/2036	67	68
Pool # 831409, 5.50%, 4/1/2036	339	344
Pool # 867420, 5.50%, 5/1/2036	185	188
Pool # 745802, 6.00%, 7/1/2036	345	355
Pool # 969708, 4.50%, 3/1/2038	35	34
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # AE1216, 3.50%, 1/1/2041	760	697
Pool # AE1260, 3.50%, 8/1/2041	479	430
Pool # AB5378, 3.50%, 5/1/2042	1,916	1,752
Pool # AO6710, 4.00%, 6/1/2042	1,954	1,859
Pool # AR5147, 3.00%, 3/1/2043	1,843	1,636
Pool # AT8192, 4.00%, 6/1/2043	1,273	1,199
Pool # AS1112, 4.00%, 11/1/2043	3,336	3,141
Pool # BM1109, 4.00%, 10/1/2044	2,295	2,184
Pool # AS4073, 4.00%, 12/1/2044	1,487	1,400
Pool # AL8660, 4.00%, 6/1/2045	3,456	3,289
Pool # AS5648, 3.50%, 7/1/2045	1,907	1,728
Pool # AS6208, 3.50%, 10/1/2045	729	670
Pool # AS6344, 3.50%, 12/1/2045	2,080	1,885
Pool # BM5560, 4.00%, 1/1/2046	6,525	6,209
Pool # AL8030, 4.00%, 2/1/2046	2,261	2,148
Pool # AX5520, 3.00%, 5/1/2046	907	792
Pool # AX5546, 3.00%, 9/1/2046	1,209	1,064
Pool # AX5547, 3.50%, 9/1/2046	1,555	1,409
Pool # BM3744, 4.00%, 3/1/2047	6,590	6,271
Pool # BM1049, 4.00%, 4/1/2047	6,261	5,891
Pool # CA0411, 4.00%, 9/1/2047	4,501	4,283
Pool # CA0861, 3.50%, 11/1/2047	3,538	3,206
Pool # BJ1666, 4.00%, 12/1/2047	3,559	3,382
Pool # BM3477, 4.00%, 1/1/2048	3,207	3,021
Pool # CA1006, 4.00%, 1/1/2048	4,079	3,868
Pool # CA1361, 3.50%, 2/1/2048	3,031	2,746
Pool # BD9074, 3.50%, 3/1/2048	1,134	1,028
Pool # BJ4640, 4.00%, 3/1/2048	1,475	1,402
Pool # BD9078, 4.00%, 4/1/2048	2,048	1,917
Pool # BD9077, 3.50%, 5/1/2048	241	220
Pool # BD9083, 4.00%, 7/1/2048	2,273	2,134
Pool # CA2489, 4.50%, 10/1/2048	1,001	952
Pool # BN7416, 3.50%, 9/1/2049	2,230	2,015
Pool # BO1418, 3.50%, 9/1/2049	2,493	2,253
Pool # BO1427, 3.50%, 9/1/2049	2,251	2,035
Pool # CA4431, 3.50%, 10/1/2049	3,445	3,113
Pool # MA3803, 3.50%, 10/1/2049	1,678	1,516
Pool # FM2014, 3.00%, 11/1/2049	7,203	6,280
Pool # BN0803, 3.50%, 12/1/2049	929	840
Pool # MA3872, 3.50%, 12/1/2049	1,659	1,499
Pool # BN0807, 3.50%, 1/1/2050	727	657
Pool # FM2437, 3.00%, 2/1/2050	9,219	8,013
Pool # CA6144, 2.50%, 6/1/2050	12,276	10,169
Pool # BP7345, 3.00%, 6/1/2050	11,620	10,045
Pool # CA6322, 2.50%, 7/1/2050	9,650	7,994
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CA6361, 2.50%, 7/1/2050	5,521	4,634
Pool # BQ1645, 2.50%, 8/1/2050	6,346	5,290
Pool # BQ1911, 2.00%, 10/1/2050	4,182	3,352
Pool # BQ2999, 2.50%, 10/1/2050	6,576	5,461
Pool # BQ6118, 2.50%, 10/1/2050	7,113	5,888
Pool # FM8787, 2.50%, 10/1/2051	16,325	13,559
Pool # FS2559, 3.00%, 12/1/2051	4,215	3,636
Pool # CB5131, 5.00%, 11/1/2052	13,540	13,142
Pool # FS3421, 5.00%, 12/1/2052	6,565	6,368
Pool # FS5027, 4.00%, 2/1/2053	4,764	4,389
Pool # BU4029, 5.00%, 6/1/2053	13,755	13,345
Pool # CB6842, 5.50%, 8/1/2053	13,213	13,083
FNMA, Other
Pool # AN0571, 3.10%, 1/1/2026	6,500	6,268
Pool # AM7199, 3.30%, 11/1/2026	2,883	2,773
Pool # FN0040, 3.02%, 6/1/2027 (a)	1,967	1,862
Pool # AN6800, 2.97%, 9/1/2027	3,261	3,070
Pool # AN6825, 2.80%, 10/1/2027	3,837	3,584
Pool # AN9486, 3.57%, 6/1/2028	12,329	11,754
Pool # 405220, 6.00%, 9/1/2028	2	2
Pool # AN3908, 3.12%, 1/1/2029	7,666	7,143
Pool # BL1950, 3.47%, 3/1/2029	12,718	12,028
Pool # AN8493, 3.30%, 2/1/2030	4,582	4,192
Pool # BM5425, 3.15%, 3/1/2030 (a)	2,014	1,847
Pool # BL9023, 1.22%, 11/1/2030	20,372	16,516
Pool # BL4576, 2.70%, 10/1/2031	15,000	12,965
Pool # AN8412, 3.39%, 2/1/2033	4,284	3,891
Pool # AN8464, 3.33%, 3/1/2033	6,160	5,571
Pool # BS3202, 1.94%, 9/1/2033	4,759	3,825
Pool # BL2944, 3.19%, 7/1/2034	1,700	1,473
Pool # BL3288, 2.52%, 9/1/2034	12,000	9,903
Pool # BL4331, 2.41%, 10/1/2034	15,352	12,598
Pool # BS2718, 1.95%, 8/1/2036	9,973	7,657
Pool # BL4215, 2.56%, 9/1/2036	6,847	5,467
Pool # BL7125, 2.04%, 6/1/2037	8,123	6,006
Pool # BF0617, 2.50%, 3/1/2062	5,331	4,238
GNMA I, 30 Year
Pool # 391552, 7.00%, 3/15/2024	—	—
Pool # 401860, 7.50%, 6/15/2025	—	—
Pool # 377557, 8.00%, 7/15/2025	1	1
Pool # 472679, 7.00%, 6/15/2028	—	—
Pool # 784010, 4.00%, 3/15/2045	361	350
Pool # 626938, 4.00%, 4/15/2045	200	194
Pool # 784041, 4.00%, 8/15/2045	2,487	2,412
Pool # 784208, 4.00%, 7/15/2046	3,482	3,377
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	159

JPMorgan Government Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 784897, 2.50%, 10/15/2049	8,312	7,127
Pool # BU5359, 3.00%, 4/15/2050	9,823	8,704
GNMA II, 30 Year
Pool # 2324, 8.00%, 11/20/2026	2	2
Pool # 2344, 8.00%, 12/20/2026	4	4
Pool # 2512, 8.00%, 11/20/2027	14	15
Pool # CH2211, 3.50%, 9/20/2051	11,156	9,956
Total Mortgage-Backed Securities (Cost $576,930)		504,640
Collateralized Mortgage Obligations — 21.9%
FHLMC, REMIC
Series 3798, Class AY, 3.50%, 1/15/2026	343	337
Series 3809, Class BC, 3.50%, 2/15/2026	294	289
Series 3188, Class GE, 6.00%, 7/15/2026	160	160
Series 3926, Class MW, 4.50%, 9/15/2026	938	927
Series 1999, Class PU, 7.00%, 10/15/2027	10	10
Series 2031, Class PG, 7.00%, 2/15/2028	29	29
Series 2035, Class PC, 6.95%, 3/15/2028	84	84
Series 2064, Class PD, 6.50%, 6/15/2028	52	53
Series 2095, Class PE, 6.00%, 11/15/2028	44	44
Series 4314, Class DY, 3.50%, 3/15/2029	1,153	1,118
Series 4336, Class YB, 3.00%, 5/15/2029	1,554	1,517
Series 2152, Class BD, 6.50%, 5/15/2029	17	17
Series 2162, Class TH, 6.00%, 6/15/2029	105	105
Series 3737, Class DG, 5.00%, 10/15/2030	202	201
Series 3981, Class PA, 3.00%, 4/15/2031	1,076	1,057
Series 2367, Class ME, 6.50%, 10/15/2031	120	123
Series 2647, Class A, 3.25%, 4/15/2032	37	36
Series 2480, Class EJ, 6.00%, 8/15/2032	149	152
Series 4156, Class SB, IF, 4.91%, 1/15/2033 (a)	604	496
Series 4170, Class TS, IF, 5.17%, 2/15/2033 (a)	3,868	2,853
Series 4186, Class JE, 2.00%, 3/15/2033	5,119	4,703
Series 4188, Class JG, 2.00%, 4/15/2033	3,264	2,997
Series 4206, Class DA, 2.00%, 5/15/2033	2,413	2,219
Series 2611, Class QZ, 5.00%, 5/15/2033	975	953
Series 2882, Class QD, 4.50%, 7/15/2034	5	5
Series 4429, Class HB, 3.00%, 1/15/2035	6,293	5,686
Series 2915, Class MU, 5.00%, 1/15/2035	799	793
Series 5000, Class CB, 1.25%, 1/25/2035	4,172	3,616
Series 4448, Class DY, 3.00%, 3/15/2035	5,542	5,083
Series 4458, Class BW, 3.00%, 4/15/2035	8,212	7,662
Series 3085, Class VS, IF, 6.96%, 12/15/2035 (a)	138	150
Series 3181, Class OP, PO, 7/15/2036	525	436
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3413, Class B, 5.50%, 4/15/2037	219	223
Series 4867, Class WF, 5.65%, 4/15/2037 (a)	3,671	3,640
Series 3325, Class JL, 5.50%, 6/15/2037	1,262	1,287
Series 3341, Class PE, 6.00%, 7/15/2037	891	921
Series 4365, Class HZ, 3.00%, 1/15/2040	3,196	2,916
Series 3699, Class QH, 5.50%, 7/15/2040	631	633
Series 3772, Class PE, 4.50%, 12/15/2040	3,138	3,055
Series 4047, Class PB, 3.50%, 1/15/2041	1,583	1,548
Series 3927, Class PC, 4.50%, 9/15/2041	3,970	3,838
Series 4002, Class CY, 3.50%, 2/15/2042	4,819	4,102
Series 4039, Class SA, IF, IO, 1.06%, 5/15/2042 (a)	2,530	244
Series 4061, Class LB, 3.50%, 6/15/2042	3,570	2,930
Series 4062, Class GY, 4.00%, 6/15/2042	6,109	5,720
Series 4091, Class BQ, 2.00%, 8/15/2042	5,000	4,164
Series 4091, Class PB, 2.00%, 8/15/2042	3,673	2,858
Series 4122, Class PY, 3.00%, 10/15/2042	3,000	2,561
Series 4394, Class PL, 3.50%, 10/15/2044	5,000	4,387
Series 4594, Class GN, 2.50%, 2/15/2045	1,721	1,541
Series 4606, Class KP, 2.50%, 7/15/2046	10,228	8,757
Series 4748, Class HE, 3.00%, 1/15/2048	6,567	5,592
Series 4974, Class PH, 1.50%, 6/25/2048	1,233	968
Series 4933, Class PA, 2.50%, 10/25/2049	5,955	4,944
Series 4925, Class PA, 3.00%, 10/25/2049	8,823	7,742
Series 5072, Class QC, 1.00%, 10/25/2050	7,429	5,723
Series 5190, Class PH, 2.50%, 2/25/2052	6,209	5,520
FHLMC, STRIPS
Series 264, Class 30, 3.00%, 7/15/2042	3,065	2,760
Series 267, Class 30, 3.00%, 8/15/2042	1,775	1,594
Series 406, PO, 10/25/2053	9,532	7,587
FHLMC, Structured Pass-Through Certificates, Whole Loan
Series T-54, Class 2A, 6.50%, 2/25/2043	942	955
Series T-56, Class A, PO, 5/25/2043	603	464
Series T-51, Class 1A, 6.50%, 9/25/2043 (a)	842	836
FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	28,767	27,022
FNMA, Grantor Trust, Whole Loan Series 2004-T1, Class 1A2, 6.50%, 1/25/2044	124	125
FNMA, REMIC
Series 1994-51, Class PV, 6.00%, 3/25/2024	1	1
Series 1994-37, Class L, 6.50%, 3/25/2024	—	—
Series 2010-117, Class DY, 4.50%, 10/25/2025	843	835
Series 2010-155, Class B, 3.50%, 1/25/2026	572	561
Series 1998-58, Class PC, 6.50%, 10/25/2028	122	123
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2000-8, Class Z, 7.50%, 2/20/2030	55	57
Series 2002-92, Class FB, 6.09%, 4/25/2030 (a)	141	141
Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	88	12
Series 2003-67, Class SA, IF, 10.17%, 10/25/2031 (a)	17	19
Series 2011-145, Class PB, 3.50%, 1/25/2032	7,325	7,039
Series 2012-100, Class AY, 3.00%, 9/25/2032	5,750	5,398
Series 2013-50, Class YO, PO, 1/25/2033	1,886	1,506
Series 2003-21, Class PZ, 4.50%, 3/25/2033	675	646
Series 2013-106, Class PY, 3.00%, 10/25/2033	3,705	3,478
Series 2013-130, Class GY, 3.50%, 1/25/2034	3,699	3,454
Series 2014-2, Class QB, 3.00%, 2/25/2034	2,745	2,548
Series 2004-46, Class QD, IF, 2.26%, 3/25/2034 (a)	85	81
Series 2004-54, Class FL, 5.84%, 7/25/2034 (a)	266	266
Series 2015-11, Class AQ, 3.00%, 3/25/2035	5,037	4,658
Series 2005-22, Class EH, 5.00%, 4/25/2035	1,354	1,348
Series 2015-28, Class GB, 3.50%, 5/25/2035	4,000	3,759
Series 2015-41, Class AY, 3.00%, 6/25/2035	4,653	4,181
Series 2006-3, Class SB, IF, IO, 1.26%, 7/25/2035 (a)	273	3
Series 2015-51, Class LY, 3.00%, 7/25/2035	3,213	2,994
Series 2005-58, Class EP, 5.50%, 7/25/2035	106	106
Series 2015-59, Class EB, 3.00%, 8/25/2035	5,016	4,668
Series 2005-83, Class LA, 5.50%, 10/25/2035	182	183
Series 2015-65, Class LD, 3.50%, 1/25/2036	7,057	6,520
Series 2005-116, Class PC, 6.00%, 1/25/2036	704	711
Series 2006-51, Class FP, 5.79%, 3/25/2036 (a)	911	907
Series 2016-28, Class DW, 3.50%, 5/25/2036	4,491	4,091
Series 2006-81, Class FA, 5.79%, 9/25/2036 (a)	17	17
Series 2006-110, PO, 11/25/2036	183	152
Series 2007-76, Class PE, 6.00%, 8/25/2037	530	549
Series 2010-47, Class MB, 5.00%, 9/25/2039	1,275	1,263
Series 2010-68, Class EP, 4.50%, 12/25/2039	2	2
Series 2010-11, Class CB, 4.50%, 2/25/2040	85	81
Series 2010-4, Class SL, IF, 10.08%, 2/25/2040 (a)	46	36
Series 2012-115, Class ME, 1.75%, 3/25/2042	1,644	1,483
Series 2012-60, Class EP, 3.00%, 4/25/2042	719	665
Series 2012-50, Class HY, 4.00%, 5/25/2042	5,566	4,874
Series 2012-141, Class PB, 2.50%, 12/25/2042	3,305	2,578
Series 2012-139, Class JA, 3.50%, 12/25/2042	2,656	2,470
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2013-128, Class AO, PO, 12/25/2043	4,112	3,175
Series 2024-6, Class AL, 2.00%, 3/25/2044	11,863	8,656
Series 2015-48, Class DE, 3.00%, 10/25/2044	11,897	10,627
Series 2016-45, Class PC, 3.00%, 9/25/2045	5,195	4,674
Series 2016-38, Class NA, 3.00%, 1/25/2046	6,012	5,454
Series 2019-71, Class CA, 2.50%, 7/25/2046	11,069	9,921
Series 2019-38, Class PC, 3.00%, 2/25/2048	5,321	4,867
Series 2019-65, Class PA, 2.50%, 5/25/2048	6,000	5,310
Series 2019-34, Class WA, 3.50%, 8/25/2048	5,537	5,237
Series 2019-42, Class KA, 3.00%, 7/25/2049	9,348	8,257
Series 2019-81, Class JA, 2.50%, 9/25/2049	9,603	8,122
Series 2019-77, Class ZL, 3.00%, 1/25/2050	20,548	17,712
Series 2020-12, Class JC, 2.00%, 3/25/2050	18,992	15,403
FNMA, REMIC Trust, Whole Loan
Series 1999-W4, Class A9, 6.25%, 2/25/2029	30	30
Series 2002-W7, Class A4, 6.00%, 6/25/2029	416	411
Series 2003-W1, Class 1A1, 4.78%, 12/25/2042 (a)	264	249
Series 2003-W1, Class 2A, 5.28%, 12/25/2042 (a)	153	146
Series 2005-W1, Class 1A2, 6.50%, 10/25/2044	857	873
Series 2009-W1, Class A, 6.00%, 12/25/2049	226	230
FNMA, REMIC, Whole Loan Series 2009-89, Class A1, 5.41%, 5/25/2035	2	2
FNMA, STRIPS Series 278, Class 1, 4.31%, 8/25/2025 (a)	4	4
GNMA
Series 2004-27, Class PD, 5.50%, 4/20/2034	756	757
Series 2008-15, Class NB, 4.50%, 2/20/2038	189	186
Series 2008-40, Class SA, IF, IO, 0.96%, 5/16/2038 (a)	1,072	59
Series 2009-42, Class TX, 4.50%, 6/20/2039	3,057	3,000
Series 2009-69, Class WM, 5.50%, 8/20/2039	813	823
Series 2011-29, Class Z, 5.00%, 5/20/2040	12,434	12,187
Series 2012-126, Class BE, 2.00%, 10/20/2042	4,000	3,086
Series 2019-123, Class MA, 3.00%, 10/20/2049	10,570	9,317
Seasoned Credit Risk Transfer Trust
Series 2019-3, Class M55D, 4.00%, 10/25/2058	1,440	1,332
Series 2020-1, Class M55G, 3.00%, 8/25/2059	12,752	11,371
Total Collateralized Mortgage Obligations (Cost $442,754)		397,010
Commercial Mortgage-Backed Securities — 9.9%
FHLMC Series K753, Class A2, 4.40%, 10/25/2030	7,805	7,640
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	161

JPMorgan Government Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K067, Class A2, 3.19%, 7/25/2027	6,558	6,254
Series K087, Class A1, 3.59%, 10/25/2027	4,078	3,974
Series W5FX, Class AFX, 3.34%, 4/25/2028 (a)	3,436	3,219
Series K078, Class A2, 3.85%, 6/25/2028	5,779	5,583
Series K088, Class A2, 3.69%, 1/25/2029	8,700	8,317
Series K158, Class A1, 3.90%, 7/25/2030	8,345	8,124
Series K-1511, Class A1, 3.28%, 10/25/2030	8,748	8,308
Series K149, Class A2, 3.53%, 8/25/2032	6,000	5,484
Series K-1511, Class A3, 3.54%, 3/25/2034	10,000	8,928
Series K-1512, Class A3, 3.06%, 4/25/2034	10,000	8,466
Series Q007, Class APT2, 3.47%, 10/25/2047 (a)	1,929	1,898
Series Q013, Class APT2, 1.17%, 5/25/2050 (a)	9,694	8,735
FNMA ACES
Series 2017-M3, Class A2, 2.47%, 12/25/2026 (a)	4,440	4,174
Series 2017-M4, Class A2, 2.55%, 12/25/2026 (a)	4,303	4,056
Series 2017-M7, Class A2, 2.96%, 2/25/2027 (a)	3,631	3,449
Series 2018-M4, Class A2, 3.06%, 3/25/2028 (a)	11,363	10,720
Series 2018-M8, Class A2, 3.30%, 6/25/2028 (a)	8,983	8,521
Series 2019-M1, Class A2, 3.55%, 9/25/2028 (a)	9,221	8,808
Series 2019-M5, Class A2, 3.27%, 2/25/2029	8,487	7,986
Series 2022-M2S, Class A2, 3.75%, 8/25/2032 (a)	4,800	4,466
Series 2023-M8, Class A2, 4.47%, 3/25/2033 (a)	6,000	5,883
Series 2019-M31, Class A2, 2.85%, 4/25/2034	5,500	4,621
Series 2020-M8, Class AL, 2.01%, 3/25/2035	17,903	13,699
Series 2020-M24, Class A3, 1.75%, 1/25/2037	15,000	11,528
Series 2019-M14, Class AL2, 3.07%, 4/25/2048	7,901	7,040
Total Commercial Mortgage-Backed Securities (Cost $201,091)		179,881
U.S. Government Agency Securities — 3.5%
FFCB Funding Corp.
5.75%, 5/11/2026	10,000	10,238
3.33%, 4/28/2037	15,000	13,077
FNMA 6.25%, 5/15/2029	10,000	10,891
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Resolution Funding Corp. STRIPS
DN, 25.47%, 4/15/2028 (b)	15,000	12,468
DN, 6.70%, 1/15/2030 (b)	15,700	11,969
DN, 24.40%, 4/15/2030 (b)	5,000	3,762
Total U.S. Government Agency Securities (Cost $64,559)		62,405
	SHARES (000)
Short-Term Investments — 2.7%
Investment Companies — 2.7%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.17% (c) (d) (Cost $48,936)	48,936	48,936
Total Investments — 99.8% (Cost $2,023,188)		1,808,737
Other Assets Less Liabilities — 0.2%		3,946
NET ASSETS — 100.0%		1,812,683

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 29, 2024.
DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 29, 2024. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Income Funds	February 29, 2024

PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REMIC	Real Estate Mortgage Investment Conduit
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities

(a)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and
prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2024.

(b)	The rate shown is the effective yield as of February 29, 2024.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	163

JPMorgan High Yield Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 87.9%
Aerospace & Defense — 1.2%
Bombardier, Inc. (Canada)
7.88%, 4/15/2027 (a)	12,906	12,923
8.75%, 11/15/2030 (a)	2,532	2,652
BWX Technologies, Inc.
4.13%, 6/30/2028 (a)	5,876	5,465
4.13%, 4/15/2029 (a)	8,074	7,493
Spirit AeroSystems, Inc. 9.38%, 11/30/2029 (a)	4,569	4,941
TransDigm, Inc.
6.38%, 3/1/2029 (a)	8,237	8,274
6.63%, 3/1/2032 (a)	6,500	6,541
Triumph Group, Inc. 9.00%, 3/15/2028 (a)	3,036	3,174
Wesco Aircraft Holdings, Inc.
8.50%, 11/15/2024 (a) (b)	3,987	917
9.00%, 11/15/2026 (a) (b)	17,835	4,201
13.13%, 11/15/2027 (a) (b)	4,215	126
		56,707
Automobile Components — 4.5%
Adient Global Holdings Ltd.
4.88%, 8/15/2026 (a)	11,407	11,056
7.00%, 4/15/2028 (a)	6,551	6,679
8.25%, 4/15/2031 (a)	7,863	8,278
Allison Transmission, Inc.
5.88%, 6/1/2029 (a)	17,039	16,784
3.75%, 1/30/2031 (a)	660	570
American Axle & Manufacturing, Inc.
6.25%, 3/15/2026	1,683	1,663
6.50%, 4/1/2027	8,150	8,050
6.88%, 7/1/2028	10,181	9,838
5.00%, 10/1/2029	6,600	5,723
Clarios Global LP
6.75%, 5/15/2025 (a)	17,748	17,736
6.25%, 5/15/2026 (a)	1,214	1,211
8.50%, 5/15/2027 (a)	15,150	15,229
6.75%, 5/15/2028 (a)	5,436	5,502
Cooper-Standard Automotive, Inc.
13.50% (Blend (Cash 9.00% + PIK 4.50%)), 3/31/2027 (a) (c)	54,260	56,994
10.63% (PIK), 5/15/2027 (a) (c)	33,349	24,112
Dana, Inc.
5.38%, 11/15/2027	7,835	7,563
5.63%, 6/15/2028	334	323
Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (a)	10,268	9,217
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Automobile Components — continued
Goodyear Tire & Rubber Co. (The)
5.00%, 7/15/2029	3,021	2,781
5.25%, 4/30/2031	3,059	2,770
5.25%, 7/15/2031	4,375	3,948
		216,027
Automobiles — 0.2%
PM General Purchaser LLC 9.50%, 10/1/2028 (a)	9,101	9,193
Banks — 0.6%
Bank of America Corp. Series AA, (3-MONTH CME TERM SOFR + 4.16%), 6.10%, 3/17/2025 (d) (e) (f)	12,177	12,169
Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.67%), 8.00%, 6/15/2024 (d) (e) (f) (g)	5,787	5,773
Citigroup, Inc.
Series P, (3-MONTH CME TERM SOFR + 4.17%), 5.95%, 5/15/2025 (d) (e) (f)	2,725	2,702
Series T, (3-MONTH CME TERM SOFR + 4.78%), 6.25%, 8/15/2026 (d) (e) (f)	9,565	9,523
		30,167
Beverages — 0.2%
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (a)	9,903	8,645
Biotechnology — 0.2%
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	7,800	3,159
Grifols SA (Spain) 4.75%, 10/15/2028 (a)	8,095	6,741
		9,900
Broadline Retail — 0.7%
NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	20,080	19,695
Shutterfly Finance LLC
8.50% (Blend (Cash 4.25% + PIK 4.25%)), 10/1/2027 (a) (c)	13,939	10,863
9.75%, 10/1/2027 (a)	3,589	3,589
		34,147
Building Products — 2.2%
Builders FirstSource, Inc.
4.25%, 2/1/2032 (a)	8,869	7,793
6.38%, 6/15/2032 (a)	6,137	6,136
6.38%, 3/1/2034 (a)	3,950	3,941
EMRLD Borrower LP 6.63%, 12/15/2030 (a)	18,750	18,816
Griffon Corp. 5.75%, 3/1/2028	14,980	14,493
JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	16,106	15,321
Masonite International Corp. 5.38%, 2/1/2028 (a)	2,179	2,171
SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Building Products — continued
MIWD Holdco II LLC 5.50%, 2/1/2030 (a)	5,642	5,148
PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	3,908	3,934
Standard Industries, Inc.
5.00%, 2/15/2027 (a)	5,445	5,243
4.75%, 1/15/2028 (a)	19,600	18,491
3.38%, 1/15/2031 (a)	3,003	2,488
Summit Materials LLC
5.25%, 1/15/2029 (a)	1,738	1,682
7.25%, 1/15/2031 (a)	2,228	2,312
		107,969
Capital Markets — 0.0% ^
Coinbase Global, Inc. 3.38%, 10/1/2028 (a)	1,507	1,273
Chemicals — 2.8%
Avient Corp. 7.13%, 8/1/2030 (a)	3,279	3,351
Axalta Coating Systems Dutch Holding B BV 7.25%, 2/15/2031 (a)	2,006	2,081
Axalta Coating Systems LLC
4.75%, 6/15/2027 (a)	7,688	7,422
3.38%, 2/15/2029 (a)	7,652	6,800
Chemours Co. (The)
5.75%, 11/15/2028 (a)	12,712	11,149
4.63%, 11/15/2029 (a)	7,755	6,377
CVR Partners LP 6.13%, 6/15/2028 (a)	2,139	2,023
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	7,018	6,361
INEOS Finance plc (Luxembourg)
6.75%, 5/15/2028 (a)	1,683	1,646
7.50%, 4/15/2029 (a)	8,463	8,400
INEOS Quattro Finance 2 plc (United Kingdom) 9.63%, 3/15/2029 (a)	4,502	4,736
NOVA Chemicals Corp. (Canada)
5.00%, 5/1/2025 (a)	1,682	1,643
5.25%, 6/1/2027 (a)	18,151	16,812
8.50%, 11/15/2028 (a)	3,496	3,691
4.25%, 5/15/2029 (a)	5,497	4,547
9.00%, 2/15/2030 (a)	3,880	3,892
Scotts Miracle-Gro Co. (The)
5.25%, 12/15/2026	3,376	3,275
4.50%, 10/15/2029	11,307	10,035
4.00%, 4/1/2031	10,236	8,682
4.38%, 2/1/2032	5,788	4,840
Trinseo Materials Operating SCA
5.38%, 9/1/2025 (a)	3,161	2,569
5.13%, 4/1/2029 (a)	7,239	2,748
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — continued
WR Grace Holdings LLC
4.88%, 6/15/2027 (a)	7,039	6,687
5.63%, 8/15/2029 (a)	4,678	4,102
		133,869
Commercial Services & Supplies — 3.4%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	13,045	11,565
ADT Security Corp. (The)
4.13%, 8/1/2029 (a)	7,854	7,098
4.88%, 7/15/2032 (a)	10,447	9,402
Allied Universal Holdco LLC
6.63%, 7/15/2026 (a)	858	855
4.63%, 6/1/2028 (a)	9,060	8,036
APi Group DE, Inc.
4.13%, 7/15/2029 (a)	4,934	4,441
4.75%, 10/15/2029 (a)	3,913	3,629
Aramark Services, Inc. 5.00%, 2/1/2028 (a)	10,120	9,698
Brink's Co. (The) 4.63%, 10/15/2027 (a)	13,378	12,642
CoreCivic, Inc. 8.25%, 4/15/2026	9,068	9,267
Garda World Security Corp. (Canada)
4.63%, 2/15/2027 (a)	7,825	7,474
9.50%, 11/1/2027 (a)	670	673
6.00%, 6/1/2029 (a)	7,555	6,612
GEO Group, Inc. (The) 10.50%, 6/30/2028	4,628	4,716
GFL Environmental, Inc. (Canada)
4.00%, 8/1/2028 (a)	6,647	6,094
4.75%, 6/15/2029 (a)	11,860	11,105
4.38%, 8/15/2029 (a)	3,940	3,590
6.75%, 1/15/2031 (a)	2,866	2,932
Interface, Inc. 5.50%, 12/1/2028 (a)	7,000	6,565
Madison IAQ LLC
4.13%, 6/30/2028 (a)	3,281	2,989
5.88%, 6/30/2029 (a)	12,176	10,871
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	6,368	6,320
3.38%, 8/31/2027 (a)	5,339	4,888
Stericycle, Inc. 3.88%, 1/15/2029 (a)	5,766	5,189
Williams Scotsman, Inc. 7.38%, 10/1/2031 (a)	5,655	5,866
		162,517
Communications Equipment — 0.8%
CommScope Technologies LLC
6.00%, 6/15/2025 (a)	7,033	5,732
5.00%, 3/15/2027 (a)	9,944	3,559
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	165

JPMorgan High Yield Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Communications Equipment — continued
CommScope, Inc.
6.00%, 3/1/2026 (a)	13,986	12,587
8.25%, 3/1/2027 (a)	13,340	5,841
4.75%, 9/1/2029 (a)	18,624	12,758
		40,477
Construction & Engineering — 0.8%
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	9,056	8,334
Global Infrastructure Solutions, Inc.
5.63%, 6/1/2029 (a)	6,383	5,773
7.50%, 4/15/2032 (a)	4,780	4,589
MasTec, Inc. 4.50%, 8/15/2028 (a)	13,701	12,848
Pike Corp.
5.50%, 9/1/2028 (a)	7,639	7,246
8.63%, 1/31/2031 (a)	1,892	1,998
		40,788
Construction Materials — 0.0% ^
Knife River Corp. 7.75%, 5/1/2031 (a)	2,410	2,496
Consumer Finance — 3.5%
Ford Motor Credit Co. LLC
4.69%, 6/9/2025	3,125	3,081
5.13%, 6/16/2025	28,900	28,607
3.38%, 11/13/2025	8,400	8,059
4.39%, 1/8/2026	14,087	13,698
6.95%, 3/6/2026	3,018	3,072
(SOFR + 2.95%), 8.33%, 3/6/2026 (f)	2,800	2,885
6.95%, 6/10/2026	4,083	4,164
4.54%, 8/1/2026	17,253	16,727
4.27%, 1/9/2027	14,683	14,066
4.13%, 8/17/2027	14,375	13,605
3.82%, 11/2/2027	13,852	12,918
6.80%, 5/12/2028	2,000	2,064
2.90%, 2/10/2029	7,765	6,765
7.20%, 6/10/2030	2,281	2,402
4.00%, 11/13/2030	5,568	4,923
ILFC E-Capital Trust II (3-MONTH CME TERM SOFR + 2.06%), 7.44%, 12/21/2065 (a) (f)	16,298	12,916
OneMain Finance Corp.
6.88%, 3/15/2025	3,033	3,063
7.13%, 3/15/2026	8,071	8,202
3.50%, 1/15/2027	5,704	5,250
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — continued
6.63%, 1/15/2028	775	771
4.00%, 9/15/2030	1,532	1,291
		168,529
Consumer Staples Distribution & Retail — 1.6%
Albertsons Cos., Inc.
3.25%, 3/15/2026 (a)	585	556
4.63%, 1/15/2027 (a)	2,955	2,849
5.88%, 2/15/2028 (a)	525	517
3.50%, 3/15/2029 (a)	13,075	11,649
4.88%, 2/15/2030 (a)	4,870	4,571
New Albertsons LP
7.75%, 6/15/2026	2,278	2,344
6.63%, 6/1/2028	1,704	1,653
7.45%, 8/1/2029	3,130	3,260
Performance Food Group, Inc.
5.50%, 10/15/2027 (a)	9,333	9,140
4.25%, 8/1/2029 (a)	10,573	9,596
Rite Aid Corp.
7.50%, 7/1/2025 (a) (b)	10,299	7,390
8.00%, 11/15/2026 (a) (b)	22,540	16,285
US Foods, Inc.
6.88%, 9/15/2028 (a)	2,333	2,374
4.75%, 2/15/2029 (a)	1,175	1,103
4.63%, 6/1/2030 (a)	4,670	4,279
		77,566
Containers & Packaging — 2.2%
Ardagh Metal Packaging Finance USA LLC 6.00%, 6/15/2027 (a)	311	305
Ardagh Packaging Finance plc 5.25%, 8/15/2027 (a)	31,065	22,524
Graham Packaging Co., Inc. 7.13%, 8/15/2028 (a)	3,888	3,446
LABL, Inc.
6.75%, 7/15/2026 (a)	14,955	14,504
10.50%, 7/15/2027 (a)	622	604
Mauser Packaging Solutions Holding Co.
7.88%, 8/15/2026 (a)	29,300	29,690
9.25%, 4/15/2027 (a)	11,259	10,949
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	3,650	3,642
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	7,207	6,713
TriMas Corp. 4.13%, 4/15/2029 (a)	5,856	5,338
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Containers & Packaging — continued
Trivium Packaging Finance BV (Netherlands)
5.50%, 8/15/2026 (a) (h)	2,503	2,441
8.50%, 8/15/2027 (a) (h)	4,212	4,106
		104,262
Distributors — 0.1%
American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (a)	2,625	2,452
Ritchie Bros Holdings, Inc. (Canada)
6.75%, 3/15/2028 (a)	2,708	2,772
7.75%, 3/15/2031 (a)	1,624	1,707
		6,931
Diversified Consumer Services — 0.1%
Service Corp. International 3.38%, 8/15/2030	2,580	2,215
Wand NewCo 3, Inc. 7.63%, 1/30/2032 (a)	4,909	5,044
		7,259
Diversified REITs — 1.2%
VICI Properties LP
4.25%, 12/1/2026 (a)	16,880	16,148
5.75%, 2/1/2027 (a)	25,144	25,028
3.75%, 2/15/2027 (a)	7,841	7,376
3.88%, 2/15/2029 (a)	5,328	4,860
4.63%, 12/1/2029 (a)	4,491	4,182
		57,594
Diversified Telecommunication Services — 7.2%
Altice France SA (France)
5.50%, 1/15/2028 (a)	230	188
5.13%, 7/15/2029 (a)	11,787	8,901
5.50%, 10/15/2029 (a)	5,524	4,182
CCO Holdings LLC
5.13%, 5/1/2027 (a)	28,811	27,231
5.00%, 2/1/2028 (a)	37,466	34,571
5.38%, 6/1/2029 (a)	16,797	15,191
4.75%, 3/1/2030 (a)	52,600	44,746
4.50%, 8/15/2030 (a)	32,864	27,261
4.25%, 2/1/2031 (a)	27,083	21,784
4.75%, 2/1/2032 (a)	1,781	1,437
4.50%, 5/1/2032	6,420	5,072
Embarq Corp. 8.00%, 6/1/2036	11,178	6,328
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (a)	727	703
5.00%, 5/1/2028 (a)	19,118	17,693
6.75%, 5/1/2029 (a)	2,056	1,846
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued
5.88%, 11/1/2029	1,630	1,396
6.00%, 1/15/2030 (a)	1,631	1,394
8.75%, 5/15/2030 (a)	6,304	6,430
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	54,889	51,068
Level 3 Financing, Inc.
4.63%, 9/15/2027 ‡ (a)	6,634	4,212
4.25%, 7/1/2028 ‡ (a)	9,435	5,755
3.63%, 1/15/2029 ‡ (a)	4,796	2,806
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)	31,704	20,891
4.00%, 2/15/2027 ‡ (a)	31,678	20,591
Series G, 6.88%, 1/15/2028	3,893	1,911
4.50%, 1/15/2029 (a)	3,305	1,041
5.38%, 6/15/2029 (a)	6,750	2,191
Telecom Italia Capital SA (Italy)
6.38%, 11/15/2033	2,364	2,269
6.00%, 9/30/2034	1,580	1,466
Virgin Media Secured Finance plc (United Kingdom) 4.50%, 8/15/2030 (a)	10,642	9,301
		349,856
Electric Utilities — 0.8%
NRG Energy, Inc.
5.75%, 1/15/2028	4,884	4,811
3.38%, 2/15/2029 (a)	5,229	4,564
5.25%, 6/15/2029 (a)	5,235	4,961
3.88%, 2/15/2032 (a)	393	328
7.00%, 3/15/2033 (a)	3,490	3,634
PG&E Corp. 5.00%, 7/1/2028	7,320	6,982
Vistra Operations Co. LLC
4.38%, 5/1/2029 (a)	2,354	2,147
7.75%, 10/15/2031 (a)	11,314	11,703
		39,130
Electrical Equipment — 0.6%
Regal Rexnord Corp.
6.05%, 2/15/2026 (a)	3,650	3,665
6.05%, 4/15/2028 (a)	7,435	7,482
6.30%, 2/15/2030 (a)	3,154	3,211
Sensata Technologies BV 4.00%, 4/15/2029 (a)	16,484	14,950
		29,308
Electronic Equipment, Instruments & Components — 0.4%
Coherent Corp. 5.00%, 12/15/2029 (a)	20,897	19,487
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	167

JPMorgan High Yield Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Energy Equipment & Services — 1.0%
Archrock Partners LP
6.88%, 4/1/2027 (a)	5,032	5,007
6.25%, 4/1/2028 (a)	2,965	2,891
Diamond Foreign Asset Co. 8.50%, 10/1/2030 (a)	7,063	7,233
Kodiak Gas Services LLC 7.25%, 2/15/2029 (a)	4,486	4,567
Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	3,050	3,004
Precision Drilling Corp. (Canada)
7.13%, 1/15/2026 (a)	8,976	8,964
6.88%, 1/15/2029 (a)	1,035	1,022
Transocean Poseidon Ltd. 6.88%, 2/1/2027 (a)	7,947	7,920
Transocean Titan Financing Ltd. 8.38%, 2/1/2028 (a)	1,525	1,565
Transocean, Inc. 8.75%, 2/15/2030 (a)	2,227	2,287
Valaris Ltd. 8.38%, 4/30/2030 (a)	3,139	3,219
		47,679
Entertainment — 1.4%
Cinemark USA, Inc.
8.75%, 5/1/2025 (a)	2,829	2,832
5.25%, 7/15/2028 (a)	3,755	3,508
Live Nation Entertainment, Inc.
4.88%, 11/1/2024 (a)	7,300	7,239
5.63%, 3/15/2026 (a)	10,421	10,290
6.50%, 5/15/2027 (a)	23,272	23,472
4.75%, 10/15/2027 (a)	17,049	16,323
WMG Acquisition Corp. 3.75%, 12/1/2029 (a)	5,640	4,995
		68,659
Financial Services — 0.9%
Block, Inc.
2.75%, 6/1/2026	3,180	2,966
3.50%, 6/1/2031	3,387	2,889
Nationstar Mortgage Holdings, Inc.
5.50%, 8/15/2028 (a)	3,333	3,147
5.13%, 12/15/2030 (a)	6,022	5,375
5.75%, 11/15/2031 (a)	6,960	6,377
7.13%, 2/1/2032 (a)	3,872	3,809
NCR Atleos Corp. 9.50%, 4/1/2029 (a)	8,690	9,192
Rocket Mortgage LLC
2.88%, 10/15/2026 (a)	4,164	3,831
3.63%, 3/1/2029 (a)	5,241	4,649
4.00%, 10/15/2033 (a)	740	614
		42,849
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food Products — 0.7%
Lamb Weston Holdings, Inc. 4.13%, 1/31/2030 (a)	8,775	7,951
Post Holdings, Inc.
5.63%, 1/15/2028 (a)	600	589
5.50%, 12/15/2029 (a)	13,362	12,785
4.63%, 4/15/2030 (a)	11,016	10,023
6.25%, 2/15/2032 (a)	2,685	2,699
		34,047
Gas Utilities — 0.3%
AmeriGas Partners LP
5.88%, 8/20/2026	4,212	4,082
5.75%, 5/20/2027	2,773	2,621
9.38%, 6/1/2028 (a)	3,599	3,653
Superior Plus LP (Canada) 4.50%, 3/15/2029 (a)	3,982	3,604
		13,960
Ground Transportation — 1.8%
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (a)	7,187	6,839
4.75%, 4/1/2028 (a)	7,200	6,522
5.38%, 3/1/2029 (a)	9,802	8,924
8.00%, 2/15/2031 (a)	5,290	5,107
EquipmentShare.com, Inc. 9.00%, 5/15/2028 (a)	10,568	10,829
Hertz Corp. (The)
4.63%, 12/1/2026 (a)	7,697	6,813
5.00%, 12/1/2029 (a)	16,761	12,841
Hertz Corp. (The), Escrow
5.50%, 10/15/2024 (b)	6,563	197
7.13%, 8/1/2026 (b)	22,954	2,009
6.00%, 1/15/2028 (b)	20,858	1,825
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (a)	2,326	2,170
Uber Technologies, Inc.
7.50%, 9/15/2027 (a)	6,033	6,172
4.50%, 8/15/2029 (a)	6,665	6,241
XPO, Inc.
6.25%, 6/1/2028 (a)	4,940	4,951
7.13%, 2/1/2032 (a)	3,368	3,424
		84,864
Health Care Equipment & Supplies — 0.9%
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	13,251	12,507
Hologic, Inc. 3.25%, 2/15/2029 (a)	3,937	3,510
SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Equipment & Supplies — continued
Medline Borrower LP
3.88%, 4/1/2029 (a)	20,011	17,943
5.25%, 10/1/2029 (a)	8,904	8,236
		42,196
Health Care Providers & Services — 4.3%
180 Medical, Inc. (United Kingdom) 3.88%, 10/15/2029 (a)	1,918	1,717
Acadia Healthcare Co., Inc. 5.50%, 7/1/2028 (a)	11,080	10,711
AHP Health Partners, Inc. 5.75%, 7/15/2029 (a)	6,684	6,020
Community Health Systems, Inc.
8.00%, 3/15/2026 (a)	21,300	21,088
5.63%, 3/15/2027 (a)	4,105	3,756
6.00%, 1/15/2029 (a)	4,650	3,999
6.13%, 4/1/2030 (a)	4,017	2,513
5.25%, 5/15/2030 (a)	12,522	9,990
4.75%, 2/15/2031 (a)	4,465	3,398
DaVita, Inc.
4.63%, 6/1/2030 (a)	10,420	9,166
3.75%, 2/15/2031 (a)	20,911	17,159
Encompass Health Corp.
4.50%, 2/1/2028	20,406	19,309
4.75%, 2/1/2030	2,225	2,064
4.63%, 4/1/2031	3,642	3,297
Global Medical Response, Inc. 6.50%, 10/1/2025 (a)	12,075	10,596
Owens & Minor, Inc.
4.50%, 3/31/2029 (a)	9,604	8,581
6.63%, 4/1/2030 (a)	4,878	4,713
Radiology Partners, Inc.
8.50% (Blend (Cash 5.00% + PIK 3.50%)), 1/31/2029 (a) (c)	3,663	3,518
9.78% (PIK), 2/15/2030 (a) (c)	6,320	5,611
Tenet Healthcare Corp.
4.88%, 1/1/2026	12,885	12,872
6.25%, 2/1/2027	7,486	7,468
5.13%, 11/1/2027	25,966	25,417
4.25%, 6/1/2029	1,374	1,264
6.13%, 6/15/2030	6,855	6,789
6.75%, 5/15/2031 (a)	8,421	8,495
		209,511
Health Care Technology — 0.2%
IQVIA, Inc.
5.00%, 10/15/2026 (a)	3,944	3,855
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Technology — continued
5.00%, 5/15/2027 (a)	4,361	4,246
6.50%, 5/15/2030 (a)	1,596	1,618
		9,719
Hotel & Resort REITs — 0.7%
RHP Hotel Properties LP
4.75%, 10/15/2027	17,635	16,842
7.25%, 7/15/2028 (a)	2,119	2,170
4.50%, 2/15/2029 (a)	16,459	15,299
		34,311
Hotels, Restaurants & Leisure — 4.1%
1011778 BC ULC (Canada) 4.00%, 10/15/2030 (a)	12,096	10,625
Acushnet Co. 7.38%, 10/15/2028 (a)	1,928	1,988
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	7,397	6,801
Caesars Entertainment, Inc.
8.13%, 7/1/2027 (a)	5,093	5,229
4.63%, 10/15/2029 (a)	4,217	3,850
6.50%, 2/15/2032 (a)	5,838	5,882
Carnival Corp.
5.75%, 3/1/2027 (a)	10,224	10,096
4.00%, 8/1/2028 (a)	6,020	5,553
6.00%, 5/1/2029 (a)	2,899	2,833
7.00%, 8/15/2029 (a)	2,865	2,965
Carnival Holdings Bermuda Ltd. 10.38%, 5/1/2028 (a)	7,638	8,333
Cedar Fair LP
5.38%, 4/15/2027	2,245	2,221
5.25%, 7/15/2029	8,310	7,849
Hilton Domestic Operating Co., Inc.
5.75%, 5/1/2028 (a)	1,937	1,932
3.75%, 5/1/2029 (a)	1,387	1,260
4.88%, 1/15/2030	5,395	5,130
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	4,787	4,670
Marriott Ownership Resorts, Inc. 4.50%, 6/15/2029 (a)	4,401	3,992
MGM Resorts International
5.75%, 6/15/2025	1,261	1,259
4.63%, 9/1/2026	14,278	13,842
5.50%, 4/15/2027	3,235	3,168
Royal Caribbean Cruises Ltd.
11.63%, 8/15/2027 (a)	11,633	12,583
8.25%, 1/15/2029 (a)	5,292	5,610
9.25%, 1/15/2029 (a)	5,307	5,709
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	169

JPMorgan High Yield Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
7.25%, 1/15/2030 (a)	4,366	4,539
6.25%, 3/15/2032 (a) (i)	5,032	5,045
Six Flags Entertainment Corp.
5.50%, 4/15/2027 (a)	1,682	1,646
7.25%, 5/15/2031 (a)	5,100	5,132
Station Casinos LLC 4.50%, 2/15/2028 (a)	17,122	15,965
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	16,023	16,081
Wynn Resorts Finance LLC
5.13%, 10/1/2029 (a)	10,990	10,367
7.13%, 2/15/2031 (a)	2,576	2,660
Yum! Brands, Inc. 4.63%, 1/31/2032	2,063	1,894
		196,709
Household Durables — 1.0%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	13,604	13,550
Newell Brands, Inc.
5.20%, 4/1/2026 (h)	13,147	12,767
6.38%, 9/15/2027	5,876	5,692
6.63%, 9/15/2029	1,406	1,346
6.37%, 4/1/2036 (h)	1,985	1,744
Tempur Sealy International, Inc.
4.00%, 4/15/2029 (a)	10,947	9,812
3.88%, 10/15/2031 (a)	5,616	4,671
		49,582
Household Products — 1.1%
Central Garden & Pet Co.
4.13%, 10/15/2030	11,446	10,169
4.13%, 4/30/2031 (a)	775	678
Energizer Holdings, Inc.
6.50%, 12/31/2027 (a)	3,445	3,416
4.75%, 6/15/2028 (a)	17,876	16,345
4.38%, 3/31/2029 (a)	14,935	13,232
Spectrum Brands, Inc.
5.00%, 10/1/2029 (a)	4,874	4,728
3.88%, 3/15/2031 (a)	2,802	2,661
		51,229
Independent Power and Renewable Electricity Producers — 0.3%
Calpine Corp.
5.25%, 6/1/2026 (a)	2,800	2,759
4.63%, 2/1/2029 (a)	2,354	2,166
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Independent Power and Renewable Electricity Producers — continued
5.00%, 2/1/2031 (a)	815	728
Vistra Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.74%), 7.00%, 12/15/2026 (a) (d) (e) (f)	6,765	6,545
		12,198
IT Services — 0.6%
Ahead DB Holdings LLC 6.63%, 5/1/2028 (a)	7,045	6,284
Arches Buyer, Inc.
4.25%, 6/1/2028 (a)	5,168	4,415
6.13%, 12/1/2028 (a)	1,874	1,588
Conduent Business Services LLC 6.00%, 11/1/2029 (a)	9,830	9,019
Gartner, Inc.
4.50%, 7/1/2028 (a)	161	152
3.63%, 6/15/2029 (a)	4,925	4,413
Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	4,790	4,604
		30,475
Leisure Products — 0.3%
Amer Sports Co. (Finland) 6.75%, 2/16/2031 (a)	3,058	3,043
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	12,339	12,185
		15,228
Machinery — 0.6%
ATS Corp. (Canada) 4.13%, 12/15/2028 (a)	3,017	2,753
Chart Industries, Inc.
7.50%, 1/1/2030 (a)	6,938	7,157
9.50%, 1/1/2031 (a)	1,020	1,096
Hillenbrand, Inc.
5.00%, 9/15/2026 (h)	1,165	1,140
6.25%, 2/15/2029	1,590	1,590
Terex Corp. 5.00%, 5/15/2029 (a)	7,660	7,153
Trinity Industries, Inc. 7.75%, 7/15/2028 (a)	5,355	5,518
Wabash National Corp. 4.50%, 10/15/2028 (a)	5,435	4,973
		31,380
Media — 9.4%
Altice Financing SA (Luxembourg) 5.75%, 8/15/2029 (a)	7,483	6,445
Audacy Capital Corp. 6.50%, 5/1/2027 (a) (b)	32,380	1,093
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	17,834	16,676
7.75%, 4/15/2028 (a)	8,845	7,646
9.00%, 9/15/2028 (a)	2,350	2,451
7.50%, 6/1/2029 (a)	13,562	11,223
SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Media — continued
CSC Holdings LLC
5.38%, 2/1/2028 (a)	7,183	6,261
7.50%, 4/1/2028 (a)	4,524	3,216
11.25%, 5/15/2028 (a)	3,256	3,359
6.50%, 2/1/2029 (a)	20,184	17,594
5.75%, 1/15/2030 (a)	9,428	5,544
3.38%, 2/15/2031 (a)	210	148
4.50%, 11/15/2031 (a)	8,300	6,163
Directv Financing LLC 5.88%, 8/15/2027 (a)	7,799	7,361
DISH DBS Corp.
5.88%, 11/15/2024	70,468	66,592
7.75%, 7/1/2026	26,748	17,052
5.25%, 12/1/2026 (a)	27,905	22,289
5.75%, 12/1/2028 (a)	4,637	3,211
DISH Network Corp. 11.75%, 11/15/2027 (a)	23,398	24,394
Gannett Holdings LLC 6.00%, 11/1/2026 (a)	3,128	2,827
GCI LLC 4.75%, 10/15/2028 (a)	18,567	16,660
Gray Television, Inc.
7.00%, 5/15/2027 (a)	16,628	15,027
4.75%, 10/15/2030 (a)	1,286	829
5.38%, 11/15/2031 (a)	4,322	2,796
iHeartCommunications, Inc.
6.38%, 5/1/2026	11,333	9,650
8.38%, 5/1/2027	18,977	11,386
5.25%, 8/15/2027 (a)	9,745	7,224
Liberty Interactive LLC 8.25%, 2/1/2030	1,784	1,164
McGraw-Hill Education, Inc. 5.75%, 8/1/2028 (a)	5,580	5,184
Midcontinent Communications 5.38%, 8/15/2027 (a)	5,463	5,176
News Corp.
3.88%, 5/15/2029 (a)	7,326	6,621
5.13%, 2/15/2032 (a)	2,220	2,068
Nexstar Media, Inc.
5.63%, 7/15/2027 (a)	27,114	25,695
4.75%, 11/1/2028 (a)	14,866	13,200
Outfront Media Capital LLC
5.00%, 8/15/2027 (a)	1,713	1,648
4.25%, 1/15/2029 (a)	827	743
4.63%, 3/15/2030 (a)	1,715	1,522
7.38%, 2/15/2031 (a)	3,038	3,171
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	4,906	3,982
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (a)	14,805	14,104
4.00%, 7/15/2028 (a)	9,251	8,334
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
5.50%, 7/1/2029 (a)	39,149	37,021
Stagwell Global LLC 5.63%, 8/15/2029 (a)	9,866	8,808
TEGNA, Inc. 5.00%, 9/15/2029	2,120	1,866
Univision Communications, Inc.
6.63%, 6/1/2027 (a)	905	877
8.00%, 8/15/2028 (a)	9,037	9,085
7.38%, 6/30/2030 (a)	9,101	8,790
VZ Secured Financing BV (Netherlands) 5.00%, 1/15/2032 (a)	317	271
		454,447
Metals & Mining — 1.3%
Alcoa Nederland Holding BV
5.50%, 12/15/2027 (a)	6,842	6,724
6.13%, 5/15/2028 (a)	4,182	4,183
ATI, Inc.
5.88%, 12/1/2027	7,169	7,023
4.88%, 10/1/2029	3,082	2,830
7.25%, 8/15/2030	4,064	4,177
5.13%, 10/1/2031	2,310	2,115
Big River Steel LLC 6.63%, 1/31/2029 (a)	9,200	9,255
Carpenter Technology Corp.
6.38%, 7/15/2028	6,581	6,552
7.63%, 3/15/2030	1,513	1,563
Cleveland-Cliffs, Inc.
4.63%, 3/1/2029 (a)	8,550	7,849
6.75%, 4/15/2030 (a)	4,029	4,000
Novelis Corp.
4.75%, 1/30/2030 (a)	4,887	4,463
3.88%, 8/15/2031 (a)	1,649	1,395
United States Steel Corp. 6.88%, 3/1/2029	764	773
		62,902
Oil, Gas & Consumable Fuels — 9.4%
Antero Midstream Partners LP
7.88%, 5/15/2026 (a)	9,398	9,600
5.75%, 3/1/2027 (a)	5,655	5,533
5.75%, 1/15/2028 (a)	8,454	8,288
Antero Resources Corp.
8.38%, 7/15/2026 (a)	4,943	5,124
7.63%, 2/1/2029 (a)	3,892	4,009
5.38%, 3/1/2030 (a)	3,017	2,875
Ascent Resources Utica Holdings LLC 7.00%, 11/1/2026 (a)	7,418	7,413
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	171

JPMorgan High Yield Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Baytex Energy Corp. (Canada)
8.75%, 4/1/2027 (a)	9,349	9,698
8.50%, 4/30/2030 (a)	8,690	9,036
Blue Racer Midstream LLC 7.63%, 12/15/2025 (a)	4,070	4,106
Buckeye Partners LP
4.35%, 10/15/2024	4,500	4,435
4.13%, 3/1/2025 (a)	2,835	2,772
4.13%, 12/1/2027	2,953	2,748
4.50%, 3/1/2028 (a)	6,011	5,588
California Resources Corp. 7.13%, 2/1/2026 (a)	8,518	8,563
Chesapeake Energy Corp.
5.50%, 2/1/2026 (a)	2,529	2,507
6.75%, 4/15/2029 (a)	17,389	17,454
Chord Energy Corp. 6.38%, 6/1/2026 (a)	10,555	10,568
Civitas Resources, Inc.
8.38%, 7/1/2028 (a)	9,034	9,453
8.63%, 11/1/2030 (a)	5,485	5,869
8.75%, 7/1/2031 (a)	5,645	6,003
CNX Midstream Partners LP 4.75%, 4/15/2030 (a)	1,540	1,347
CNX Resources Corp.
6.00%, 1/15/2029 (a)	2,964	2,849
7.38%, 1/15/2031 (a)	3,105	3,130
Comstock Resources, Inc.
6.75%, 3/1/2029 (a)	16,793	15,491
5.88%, 1/15/2030 (a)	4,492	3,928
Crescent Energy Finance LLC 9.25%, 2/15/2028 (a)	12,108	12,671
DT Midstream, Inc.
4.13%, 6/15/2029 (a)	6,681	6,105
4.38%, 6/15/2031 (a)	2,642	2,379
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	12,192	12,172
Energy Transfer LP
8.00%, 4/1/2029 (a)	6,781	7,034
7.38%, 2/1/2031 (a)	2,680	2,804
EnLink Midstream LLC 6.50%, 9/1/2030 (a)	4,281	4,388
EnLink Midstream Partners LP Series C, (3-MONTH CME TERM SOFR + 4.37%), 9.76%, 4/5/2024 (d) (e) (f)	7,226	7,038
EQM Midstream Partners LP
6.00%, 7/1/2025 (a)	1,397	1,395
4.13%, 12/1/2026	1,555	1,491
7.50%, 6/1/2027 (a)	4,060	4,154
6.50%, 7/1/2027 (a)	5,670	5,727
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
4.50%, 1/15/2029 (a)	7,278	6,823
7.50%, 6/1/2030 (a)	2,783	2,958
4.75%, 1/15/2031 (a)	7,598	7,065
Genesis Energy LP
6.25%, 5/15/2026	2,533	2,510
8.00%, 1/15/2027	5,055	5,090
7.75%, 2/1/2028	3,701	3,701
8.25%, 1/15/2029	1,781	1,811
8.88%, 4/15/2030	3,730	3,867
Gulfport Energy Corp.
8.00%, 5/17/2026	4,336	4,413
8.00%, 5/17/2026 (a)	11,055	11,250
Hess Midstream Operations LP
5.63%, 2/15/2026 (a)	5,345	5,269
4.25%, 2/15/2030 (a)	4,657	4,241
Hilcorp Energy I LP
6.25%, 11/1/2028 (a)	256	254
5.75%, 2/1/2029 (a)	1,130	1,093
6.00%, 4/15/2030 (a)	2,773	2,692
6.25%, 4/15/2032 (a)	2,307	2,232
Howard Midstream Energy Partners LLC 8.88%, 7/15/2028 (a)	5,435	5,727
Kinetik Holdings LP
6.63%, 12/15/2028 (a)	1,842	1,865
5.88%, 6/15/2030 (a)	2,564	2,498
NGL Energy Operating LLC
8.13%, 2/15/2029 (a)	4,737	4,782
8.38%, 2/15/2032 (a)	4,735	4,810
NuStar Logistics LP
5.75%, 10/1/2025	992	983
6.00%, 6/1/2026	2,880	2,847
5.63%, 4/28/2027	7,468	7,391
Permian Resources Operating LLC
6.88%, 4/1/2027 (a)	3,383	3,374
9.88%, 7/15/2031 (a)	4,191	4,642
7.00%, 1/15/2032 (a)	5,346	5,489
Prairie Acquiror LP 9.00%, 8/1/2029 (a) (i)	2,615	2,635
Range Resources Corp.
8.25%, 1/15/2029	11,487	11,984
4.75%, 2/15/2030 (a)	5,120	4,756
Rockies Express Pipeline LLC 3.60%, 5/15/2025 (a)	5,000	4,848
SM Energy Co.
5.63%, 6/1/2025	5,345	5,305
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
6.75%, 9/15/2026	4,270	4,246
6.63%, 1/15/2027	4,338	4,320
6.50%, 7/15/2028	1,862	1,864
Southwestern Energy Co.
8.38%, 9/15/2028	6,200	6,448
5.38%, 2/1/2029	1,731	1,673
5.38%, 3/15/2030	5,471	5,229
Summit Midstream Holdings LLC 9.00%, 10/15/2026 (a) (h)	671	664
Sunoco LP
4.50%, 5/15/2029	1,538	1,421
4.50%, 4/30/2030	10,353	9,420
Tallgrass Energy Partners LP
6.00%, 3/1/2027 (a)	1,615	1,594
5.50%, 1/15/2028 (a)	3,910	3,714
7.38%, 2/15/2029 (a)	1,065	1,063
6.00%, 12/31/2030 (a)	4,625	4,301
6.00%, 9/1/2031 (a)	7,682	7,037
Venture Global LNG, Inc.
8.13%, 6/1/2028 (a)	10,091	10,252
9.50%, 2/1/2029 (a)	3,575	3,812
9.88%, 2/1/2032 (a)	3,575	3,764
Vital Energy, Inc.
10.13%, 1/15/2028	4,926	5,156
9.75%, 10/15/2030	2,574	2,757
		453,685
Passenger Airlines — 1.0%
American Airlines, Inc.
5.50%, 4/20/2026 (a)	15,954	15,808
5.75%, 4/20/2029 (a)	16,871	16,498
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (a)	5,749	5,751
United Airlines, Inc. 4.38%, 4/15/2026 (a)	8,206	7,898
VistaJet Malta Finance plc (Switzerland) 9.50%, 6/1/2028 (a)	3,887	3,275
		49,230
Personal Care Products — 0.4%
Coty, Inc. 4.75%, 1/15/2029 (a)	4,115	3,853
Edgewell Personal Care Co.
5.50%, 6/1/2028 (a)	9,630	9,401
4.13%, 4/1/2029 (a)	4,332	3,947
Prestige Brands, Inc. 5.13%, 1/15/2028 (a)	2,516	2,432
		19,633
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — 3.8%
Bausch Health Americas, Inc.
9.25%, 4/1/2026 (a)	33,224	31,234
8.50%, 1/31/2027 (a)	4,545	2,586
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (a)	40,002	37,226
9.00%, 12/15/2025 (a)	34,921	33,215
5.00%, 1/30/2028 (a)	5,505	2,504
4.88%, 6/1/2028 (a)	12,580	7,167
5.00%, 2/15/2029 (a)	10,285	4,501
6.25%, 2/15/2029 (a)	5,466	2,501
5.25%, 1/30/2030 (a)	8,054	3,474
5.25%, 2/15/2031 (a)	8,085	3,488
Catalent Pharma Solutions, Inc.
5.00%, 7/15/2027 (a)	3,674	3,617
3.13%, 2/15/2029 (a)	1,654	1,597
Elanco Animal Health, Inc. 6.65%, 8/28/2028 (h)	6,756	6,807
Endo Dac
5.88%, 10/15/2024 (a) (h)	5,067	3,186
9.50%, 7/31/2027 (a) (b)	5,416	325
6.00%, 6/30/2028 (a) (b)	4,621	277
Endo Luxembourg Finance Co. I SARL 6.13%, 4/1/2029 (a) (h)	7,570	4,765
Mallinckrodt International Finance SA 14.75%, 11/14/2028 (a)	9,783	10,616
Organon & Co.
4.13%, 4/30/2028 (a)	12,728	11,644
5.13%, 4/30/2031 (a)	8,596	7,368
Par Pharmaceutical, Inc.
7.50%, 4/1/2027 (a) (b) (h)	5,402	3,425
8.50%, 4/1/2027 (a) (b) (h)	1,905	1,208
		182,731
Professional Services — 0.1%
Dun & Bradstreet Corp. (The) 5.00%, 12/15/2029 (a)	2,244	2,065
TriNet Group, Inc. 7.13%, 8/15/2031 (a)	4,838	4,928
		6,993
Real Estate Management & Development — 0.3%
Kennedy-Wilson, Inc. 4.75%, 3/1/2029	1,337	1,083
Realogy Group LLC
5.75%, 1/15/2029 (a)	3,790	2,819
5.25%, 4/15/2030 (a)	12,038	8,432
		12,334
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	173

JPMorgan High Yield Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Semiconductors & Semiconductor Equipment — 1.1%
Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	1,980	1,990
ams-OSRAM AG (Austria) 12.25%, 3/30/2029 (a)	4,985	5,057
Entegris, Inc.
4.38%, 4/15/2028 (a)	7,124	6,657
4.75%, 4/15/2029 (a)	8,907	8,399
3.63%, 5/1/2029 (a)	5,818	5,149
5.95%, 6/15/2030 (a)	10,236	10,037
ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	14,750	13,489
Synaptics, Inc. 4.00%, 6/15/2029 (a)	3,950	3,538
		54,316
Software — 1.0%
ACI Worldwide, Inc. 5.75%, 8/15/2026 (a)	3,540	3,473
AthenaHealth Group, Inc. 6.50%, 2/15/2030 (a)	4,888	4,376
Clarivate Science Holdings Corp.
3.88%, 7/1/2028 (a)	4,720	4,308
4.88%, 7/1/2029 (a)	5,242	4,754
NCR Voyix Corp.
5.00%, 10/1/2028 (a)	5,655	5,256
5.13%, 4/15/2029 (a)	7,542	6,993
5.25%, 10/1/2030 (a)	733	662
RingCentral, Inc. 8.50%, 8/15/2030 (a)	5,775	5,971
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	15,463	15,058
		50,851
Specialized REITs — 0.3%
Iron Mountain, Inc.
5.00%, 7/15/2028 (a)	4,173	3,951
4.88%, 9/15/2029 (a)	6,112	5,684
4.50%, 2/15/2031 (a)	3,783	3,348
SBA Communications Corp. 3.13%, 2/1/2029	345	305
		13,288
Specialty Retail — 2.5%
Asbury Automotive Group, Inc.
4.50%, 3/1/2028	4,416	4,118
4.63%, 11/15/2029 (a)	6,963	6,343
4.75%, 3/1/2030	1,685	1,533
Bath & Body Works, Inc.
6.63%, 10/1/2030 (a)	4,643	4,669
6.88%, 11/1/2035	331	331
6.75%, 7/1/2036	2,199	2,161
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	4,762	4,022
Lithia Motors, Inc. 3.88%, 6/1/2029 (a)	7,055	6,297
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialty Retail — continued
PetSmart, Inc.
4.75%, 2/15/2028 (a)	15,254	14,298
7.75%, 2/15/2029 (a)	7,336	7,249
Sonic Automotive, Inc. 4.63%, 11/15/2029 (a)	6,853	6,047
SRS Distribution, Inc.
4.63%, 7/1/2028 (a)	6,684	6,234
6.13%, 7/1/2029 (a)	3,971	3,703
6.00%, 12/1/2029 (a)	8,825	8,216
Staples, Inc.
7.50%, 4/15/2026 (a)	27,437	26,378
10.75%, 4/15/2027 (a)	14,799	13,541
White Cap Buyer LLC 6.88%, 10/15/2028 (a)	3,626	3,536
		118,676
Technology Hardware, Storage & Peripherals — 0.2%
Seagate HDD Cayman
8.25%, 12/15/2029 (a)	5,979	6,407
8.50%, 7/15/2031 (a)	1,060	1,146
		7,553
Textiles, Apparel & Luxury Goods — 0.0% ^
Hanesbrands, Inc. 9.00%, 2/15/2031 (a)	2,510	2,516
Trading Companies & Distributors — 1.3%
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	3,780	3,699
Imola Merger Corp. 4.75%, 5/15/2029 (a)	16,787	15,555
United Rentals North America, Inc.
4.88%, 1/15/2028	4,045	3,905
5.25%, 1/15/2030	6,890	6,671
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	8,110	8,158
7.25%, 6/15/2028 (a)	11,740	11,998
6.38%, 3/15/2029 (a) (i)	9,703	9,704
6.63%, 3/15/2032 (a) (i)	3,630	3,631
		63,321
Wireless Telecommunication Services — 0.3%
Altice France Holding SA (Luxembourg)
10.50%, 5/15/2027 (a)	10,254	6,698
6.00%, 2/15/2028 (a)	3,390	1,711
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	655	432
United States Cellular Corp. 6.70%, 12/15/2033	4,343	4,273
		13,114
Total Corporate Bonds (Cost $4,528,029)		4,254,283
SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 6.2% (f) (j)
Automobile Components — 0.2%
DexKo Global, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.36%, 10/4/2028	9,885	9,842
Beverages — 0.1%
Triton Water Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.86%, 3/31/2028	7,153	7,021
Building Products — 0.2%
Cabinetworks, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.86%, 5/17/2028	9,164	8,198
Chemicals — 0.3%
Ineos US Finance LLC, 1st Lien Term Loan B (Luxembourg) (1-MONTH CME TERM SOFR + 3.50%), 8.93%, 2/18/2030	5,871	5,813
Venator Materials Corp., 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 2.00% (Cash) + 8.00% (PIK)), 15.31%, 1/16/2026 ‡	1,665	1,699
(3-MONTH CME TERM SOFR + 2.00% (Cash) + 8.00% (PIK)), 15.31%, 10/12/2028	4,803	4,755
		12,267
Commercial Services & Supplies — 0.2%
Madison IAQ LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.68%, 6/21/2028	9,081	9,041
Consumer Staples Distribution & Retail — 0.6%
Moran Foods LLC, 1st Lien Super Senior Delayed Term Loan
(3-MONTH SOFR + 11.50%), 16.91%, 6/30/2026 ‡	6,664	6,664
(3-MONTH CME TERM SOFR + 11.50%), 16.91%, 6/30/2026 ‡	3,451	3,451
Moran Foods LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.00% (Cash) + 5.35% (PIK)), 12.70%, 6/30/2026 ‡ (c)	26,682	20,540
		30,655
Containers & Packaging — 0.3%
Graham Packaging Co., Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 8/4/2027	8,522	8,510
LABL, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.43%, 10/29/2028	8,072	7,812
		16,322
Diversified Telecommunication Services — 0.1%
Numericable U.S. LLC, 1st Lien Term Loan B-14 (France) (3-MONTH CME TERM SOFR + 5.50%), 10.81%, 8/15/2028	6,907	6,372
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ground Transportation — 0.3%
First Student Bidco, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.61%, 7/21/2028	7,629	7,568
First Student Bidco, Inc., 1st Lien Term Loan C (3-MONTH CME TERM SOFR + 3.00%), 8.61%, 7/21/2028	2,314	2,296
First Student Bidco, Inc., Term Loan B (3-MONTH CME TERM SOFR + 4.00%), 9.45%, 7/21/2028	5,939	5,931
		15,795
Health Care Equipment & Supplies — 0.2%
Bausch & Lomb Corp., Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.67%, 5/10/2027	3,000	2,968
Medline Borrower LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 10/23/2028	4,763	4,764
		7,732
Health Care Providers & Services — 0.5%
Parexel International Corp., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 11/15/2028	9,094	9,082
Syneos Health,Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%; 3-MONTH CME TERM SOFR + 4.00%), 9.35%, 9/27/2030	3,350	3,306
U.S. Renal Care, 1st Lien Term Loan C (2- MONTH SOFR + 5%; 3-MONTH CME TERM SOFR + 5%), 10.45%, 6/20/2028	11,514	9,941
		22,329
Insurance — 0.0% ^
Hub International Ltd., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.57%, 6/20/2030 (k)	2,300	2,297
IT Services — 0.2%
Ahead DB Holdings LLC, 1st Lien Term Loan B
(3-MONTH CME TERM SOFR + 3.75%), 9.20%, 10/18/2027	2,545	2,536
(3-MONTH SOFR + 4.25%), 9.57%, 2/1/2031	5,830	5,823
		8,359
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	175

JPMorgan High Yield Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Leisure Products — 0.3%
FGI Operating Co. LLC, 1st Lien Term Loan (3-MONTH SOFR + 11.00%), 0.00%, 5/16/2024 ‡ (b)	3,696	403
Hercules Achievement, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.44%, 12/15/2026	14,296	14,287
		14,690
Machinery — 0.1%
SPX Flow, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.50%), 9.93%, 4/5/2029	4,521	4,526
Media — 0.9%
Charter Communications Operating LLC, 1st Lien Term Loan B-4 (3-MONTH SOFR + 2.00%), 7.33%, 12/7/2030	13,000	12,771
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 9.07%, 8/21/2026	3,969	3,945
CSC Holdings LLC, Term Loan B-6 (1-MONTH CME TERM SOFR + 4.50%), 9.82%, 1/18/2028	9,456	9,182
DirectV Financing LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 5.00%), 10.65%, 8/2/2027	6,536	6,527
iHeartCommunications, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 5/1/2026	10,888	9,568
Shutterfly LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 5.00%), 10.35%, 10/1/2027	5,199	4,087
		46,080
Passenger Airlines — 0.2%
AAdvantage Loyality IP Ltd., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.75%), 10.33%, 4/20/2028	8,037	8,188
Personal Care Products — 0.6%
Conair Holdings LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.19%, 5/17/2028	3,540	3,397
Nestle Skin Health SA, Term Loan B (Luxembourg) (3-MONTH CME TERM SOFR + 3.50%), 8.95%, 10/1/2026	25,323	25,348
		28,745
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — 0.2%
Genesys Telecom Holdings US, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.44%, 12/1/2027	4,655	4,667
Ultimate Software Group, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.81%, 2/10/2031 (k)	2,850	2,852
		7,519
Specialty Retail — 0.7%
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.08%, 10/19/2027	695	695
Claire's Stores, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 6.50%), 11.93%, 12/18/2026 (l)	12,937	12,239
Petco Health & Wellness Co., Inc., Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.86%, 3/3/2028	11,889	11,345
PrimeSource, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.84%, 12/28/2027	5,546	5,387
Serta Simmons Bedding LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 7.50%), 12.96%, 6/29/2028	6,309	5,757
		35,423
Total Loan Assignments (Cost $312,537)		301,401
	SHARES (000)
Common Stocks — 2.0%
Broadline Retail — 0.1%
Moran Foods Backstop Equity ‡ *	73,975	739
MYT Holding LLC ‡ *	5,623	1,406
		2,145
Chemicals — 0.2%
Venator Materials plc *	11	11,122
Communications Equipment — 0.0% ^
Goodman Networks, Inc. ‡ *	300	—
Diversified Telecommunication Services — 0.1%
Frontier Communications Parent, Inc. *	251	5,941
Windstream Holdings, Inc. ‡ *	14	144
		6,085
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Financial Services — 0.1%
ACC Claims Holdings LLC ‡	7,077	14
Mallinckrodt plc (Luxembourg) ‡	138	5,296
		5,310
Health Care Providers & Services — 0.0% ^
Envision Healthcare Corp. ‡ *	107	1,076
Machinery — 0.0% ^
SSB Equipment Co., Inc. ‡ *	395	—
Media — 0.2%
Clear Channel Outdoor Holdings, Inc. *	2,312	3,976
iHeartMedia, Inc., Class A *	273	756
National CineMedia, Inc. *	572	2,323
		7,055
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp.	82	6,818
Gulfport Energy Corp. *	55	7,796
		14,614
Specialized REITs — 0.3%
VICI Properties, Inc.	393	11,757
Specialty Retail — 0.3%
Claire's Stores, Inc. ‡ *	17	2,881
NMG, Inc. ‡ *	89	9,654
Serta Simmons Bedding LLC ‡ *	394	3,082
		15,617
Wireless Telecommunication Services — 0.4%
Intelsat SA (Luxembourg) ‡ *	749	20,609
Total Common Stocks (Cost $100,322)		95,390
	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 1.0%
Media — 0.9%
DISH Network Corp.
2.38%, 3/15/2024	23,085	22,711
Zero Coupon, 12/15/2025	7,845	5,684
3.38%, 8/15/2026	18,645	11,024
Liberty Interactive LLC
4.00%, 11/15/2029	2,570	1,073
3.75%, 2/15/2030	4,448	1,835
		42,327
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 0.1%
Gulfport Energy Corp. 10.00% (Cash), 4/5/2024 ‡ (c) (d) (e)	1	7,495
Total Convertible Bonds (Cost $53,930)		49,822
	SHARES (000)
Convertible Preferred Stocks — 0.6%
Specialty Retail — 0.6%
Claire's Stores, Inc. ‡ * (Cost $3,724)	15	28,864
Exchange-Traded Funds — 0.5%
Fixed Income — 0.5%
iShares Broad USD High Yield Corporate Bond ETF (Cost $24,160)	676	24,579
Preferred Stocks — 0.2%
Broadline Retail — 0.2%
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	13,477	7,615
Communications Equipment — 0.0% ^
Goodman Networks, Inc. ‡ *	358	—
Oil, Gas & Consumable Fuels — 0.0% ^
Gulfport Energy Corp. ‡ *	—	730
Total Preferred Stocks (Cost $14,233)		8,345
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ * (Cost $1)	110	1,451
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	177

JPMorgan High Yield Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.8%
Investment Companies — 0.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.17% (m) (n) (Cost $35,956)	35,956	35,956
Total Investments — 99.2% (Cost $5,072,892)		4,800,091
Other Assets Less Liabilities — 0.8%		37,958
NET ASSETS — 100.0%		4,838,049

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
CME	Chicago Mercantile Exchange
ETF	Exchange Traded Fund
PIK	Payment In Kind
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Defaulted security.
(c)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of February 29, 2024.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(g)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 29, 2024 is $5,773 or 0.12% of the Fund’s
net assets as of February 29, 2024.

(h)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 29, 2024.

(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(k)	All or a portion of this security is unsettled as of February 29, 2024. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(l)	Fund is subject to legal or contractual restrictions on the resale of the security.
(m)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(n)	The rate shown is the current yield as of February 29, 2024.
SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Income Funds	February 29, 2024

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 32.6%
Aerospace & Defense — 0.3%
Bombardier, Inc. (Canada)
7.88%, 4/15/2027 (a)	4,670	4,676
8.75%, 11/15/2030 (a)	4,050	4,243
BWX Technologies, Inc.
4.13%, 6/30/2028 (a)	3,904	3,631
4.13%, 4/15/2029 (a)	1,999	1,855
Spirit AeroSystems, Inc. 9.38%, 11/30/2029 (a)	2,746	2,969
TransDigm, Inc.
6.38%, 3/1/2029 (a)	3,530	3,546
6.63%, 3/1/2032 (a)	3,532	3,554
Triumph Group, Inc.
7.75%, 8/15/2025	2,940	2,934
9.00%, 3/15/2028 (a)	1,718	1,796
Wesco Aircraft Holdings, Inc.
8.50%, 11/15/2024 (a) (b)	2,471	568
9.00%, 11/15/2026 (a) (b)	5,685	1,339
		31,111
Automobile Components — 1.1%
Adient Global Holdings Ltd.
4.88%, 8/15/2026 (a)	3,420	3,315
7.00%, 4/15/2028 (a)	1,650	1,682
8.25%, 4/15/2031 (a)	2,700	2,843
Allison Transmission, Inc.
4.75%, 10/1/2027 (a)	3,333	3,196
5.88%, 6/1/2029 (a)	8,896	8,763
3.75%, 1/30/2031 (a)	8,712	7,528
American Axle & Manufacturing, Inc.
6.50%, 4/1/2027	858	847
6.88%, 7/1/2028	4,795	4,633
5.00%, 10/1/2029	8,360	7,249
Clarios Global LP
6.75%, 5/15/2025 (a)	5,750	5,746
6.25%, 5/15/2026 (a)	7,262	7,242
8.50%, 5/15/2027 (a)	6,715	6,750
Cooper-Standard Automotive, Inc.
13.50% (Blend (Cash 9.00% + PIK 4.50%)), 3/31/2027 (a) (c)	3,007	3,159
10.63% (PIK), 5/15/2027 (a) (c)	969	700
Dana, Inc.
5.38%, 11/15/2027	2,775	2,679
5.63%, 6/15/2028	2,777	2,688
4.25%, 9/1/2030	1,744	1,504
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Automobile Components — continued
Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (a)	4,565	4,097
Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026	1,988	1,936
5.00%, 7/15/2029	10,196	9,385
5.25%, 4/30/2031	2,016	1,826
5.25%, 7/15/2031	2,360	2,130
Icahn Enterprises LP 6.25%, 5/15/2026	4,076	3,972
IHO Verwaltungs GmbH (Germany) 4.75% (Cash), 9/15/2026 (a) (c)	4,960	4,769
		98,639
Automobiles — 0.0% ^
Jaguar Land Rover Automotive plc (United Kingdom) 4.50%, 10/1/2027 (a)	1,000	941
Banks — 0.8%
Banco Mercantil del Norte SA (Mexico) (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.47%), 7.50%, 6/27/2029 (d) (e) (f) (g) (h)	9,900	9,701
Bank of America Corp. Series AA, (3-MONTH CME TERM SOFR + 4.16%), 6.10%, 3/17/2025 (e) (f) (h)	716	716
BNP Paribas SA (France) (SOFR + 1.59%), 5.50%, 5/20/2030 (a) (h)	5,030	5,008
Citigroup, Inc.
Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (e) (f) (h)	9,905	9,777
Series P, (3-MONTH CME TERM SOFR + 4.17%), 5.95%, 5/15/2025 (e) (f) (h)	4,714	4,674
Series T, (3-MONTH CME TERM SOFR + 4.78%), 6.25%, 8/15/2026 (e) (f) (h)	83	83
HSBC Holdings plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.65%), 4.60%, 12/17/2030 (d) (e) (f) (h)	6,831	5,662
ING Groep NV (USD ICE Swap Rate 5 Year + 4.20%), 6.75%, 4/16/2024 (d) (e) (f) (g) (h)	8,500	8,500
NatWest Group plc (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (d) (e) (f) (h)	12,226	11,870
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	179

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Toronto-Dominion Bank (The) (Canada) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.08%), 8.13%, 10/31/2082 (d) (h)	5,795	6,031
Wells Fargo & Co. Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (e) (f) (h)	11,821	11,123
		73,145
Beverages — 0.1%
Central American Bottling Corp. (Guatemala) 5.25%, 4/27/2029 (a)	2,727	2,564
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (a)	5,690	4,967
		7,531
Biotechnology — 0.1%
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	4,033	1,633
Grifols SA (Spain) 4.75%, 10/15/2028 (a)	6,077	5,061
		6,694
Broadline Retail — 0.3%
NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	14,305	14,031
Nordstrom, Inc. 4.25%, 8/1/2031	2,530	2,129
Shutterfly Finance LLC
8.50% (Blend (Cash 4.25% + PIK 4.25%)), 10/1/2027 (a) (c)	8,088	6,303
9.75%, 10/1/2027 (a)	961	961
		23,424
Building Products — 0.6%
Builders FirstSource, Inc.
4.25%, 2/1/2032 (a)	3,418	3,003
6.38%, 6/15/2032 (a)	3,020	3,019
6.38%, 3/1/2034 (a)	2,185	2,180
EMRLD Borrower LP 6.63%, 12/15/2030 (a)	10,550	10,587
James Hardie International Finance DAC 5.00%, 1/15/2028 (a)	2,000	1,929
JELD-WEN, Inc.
4.63%, 12/15/2025 (a)	376	367
4.88%, 12/15/2027 (a)	2,803	2,666
Masonite International Corp.
5.38%, 2/1/2028 (a)	4,450	4,433
3.50%, 2/15/2030 (a)	1,800	1,589
MIWD Holdco II LLC 5.50%, 2/1/2030 (a)	1,850	1,688
Standard Industries, Inc.
4.75%, 1/15/2028 (a)	11,809	11,141
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Building Products — continued
4.38%, 7/15/2030 (a)	6,414	5,719
Summit Materials LLC
6.50%, 3/15/2027 (a)	1,145	1,145
5.25%, 1/15/2029 (a)	2,060	1,994
7.25%, 1/15/2031 (a)	1,247	1,294
		52,754
Capital Markets — 0.1%
Coinbase Global, Inc.
3.38%, 10/1/2028 (a)	1,440	1,216
3.63%, 10/1/2031 (a)	982	769
Goldman Sachs Group, Inc. (The)
Series P, (3-MONTH CME TERM SOFR + 3.14%), 8.44%, 4/5/2024 (e) (f) (h)	5,070	5,056
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 7.50%, 2/10/2029 (e) (f) (h)	6,225	6,546
		13,587
Chemicals — 1.1%
Axalta Coating Systems LLC
4.75%, 6/15/2027 (a)	10,742	10,371
3.38%, 2/15/2029 (a)	8,213	7,299
Braskem Idesa SAPI (Mexico) 6.99%, 2/20/2032 (a)	5,527	3,979
Braskem Netherlands Finance BV (Brazil) 7.25%, 2/13/2033 (a)	1,302	1,186
Chemours Co. (The)
5.75%, 11/15/2028 (a)	9,351	8,201
4.63%, 11/15/2029 (a)	2,107	1,733
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	9,841	8,919
Gates Global LLC 6.25%, 1/15/2026 (a)	950	947
INEOS Finance plc (Luxembourg) 7.50%, 4/15/2029 (a)	2,620	2,601
INEOS Quattro Finance 2 plc (United Kingdom) 9.63%, 3/15/2029 (a)	2,005	2,109
NOVA Chemicals Corp. (Canada)
5.25%, 6/1/2027 (a)	15,310	14,180
8.50%, 11/15/2028 (a)	2,500	2,640
4.25%, 5/15/2029 (a)	2,720	2,250
9.00%, 2/15/2030 (a)	2,083	2,090
Sasol Financing USA LLC 5.50%, 3/18/2031	1,900	1,579
Scotts Miracle-Gro Co. (The)
5.25%, 12/15/2026	2,625	2,546
4.50%, 10/15/2029	10,937	9,707
4.00%, 4/1/2031	4,870	4,131
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Chemicals — continued
4.38%, 2/1/2032	1,190	995
Trinseo Materials Operating SCA
5.38%, 9/1/2025 (a)	1,212	985
5.13%, 4/1/2029 (a)	11,110	4,218
WR Grace Holdings LLC
4.88%, 6/15/2027 (a)	10,387	9,867
5.63%, 8/15/2029 (a)	2,981	2,614
		105,147
Commercial Mortgage-Backed Securities — 0.3%
Acrc 5.25%, 11/15/2026 ‡ (a)	35,000	31,111
Commercial Services & Supplies — 0.9%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	10,192	9,035
ADT Security Corp. (The)
4.13%, 8/1/2029 (a)	2,736	2,473
4.88%, 7/15/2032 (a)	5,796	5,216
Allied Universal Holdco LLC
6.63%, 7/15/2026 (a)	1,843	1,837
4.63%, 6/1/2028 (a)	4,979	4,423
Aramark Services, Inc.
5.00%, 4/1/2025 (a)	1,415	1,406
5.00%, 2/1/2028 (a)	6,001	5,751
Brink's Co. (The) 4.63%, 10/15/2027 (a)	3,195	3,019
Garda World Security Corp. (Canada)
4.63%, 2/15/2027 (a)	790	755
9.50%, 11/1/2027 (a)	4,200	4,216
GFL Environmental, Inc. (Canada)
3.75%, 8/1/2025 (a)	6,294	6,111
5.13%, 12/15/2026 (a)	2,110	2,064
4.00%, 8/1/2028 (a)	4,628	4,243
4.75%, 6/15/2029 (a)	340	318
6.75%, 1/15/2031 (a)	1,605	1,642
Madison IAQ LLC
4.13%, 6/30/2028 (a)	13,196	12,021
5.88%, 6/30/2029 (a)	1,254	1,120
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	6,563	6,513
3.38%, 8/31/2027 (a)	7,569	6,929
Stericycle, Inc.
5.38%, 7/15/2024 (a)	620	620
3.88%, 1/15/2029 (a)	7,595	6,835
		86,547
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Communications Equipment — 0.3%
CommScope Technologies LLC 6.00%, 6/15/2025 (a)	2,505	2,041
CommScope, Inc.
6.00%, 3/1/2026 (a)	13,259	11,933
8.25%, 3/1/2027 (a)	9,416	4,123
4.75%, 9/1/2029 (a)	5,807	3,978
Nokia OYJ (Finland) 4.38%, 6/12/2027	2,600	2,492
		24,567
Construction & Engineering — 0.4%
Aeropuerto Internacional de Tocumen SA (Panama) 5.13%, 8/11/2061 (a)	3,830	2,689
Bioceanico Sovereign Certificate Ltd. (Paraguay) Zero Coupon, 6/5/2034 (g)	2,950	2,138
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	3,830	3,524
Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	1,150	1,040
International Airport Finance SA (Ecuador) 12.00%, 3/15/2033 (g)	8,276	8,504
MasTec, Inc. 4.50%, 8/15/2028 (a)	8,854	8,303
Mexico City Airport Trust (Mexico) 5.50%, 10/31/2046 (g)	6,000	4,978
Pike Corp. 8.63%, 1/31/2031 (a)	1,058	1,117
		32,293
Consumer Finance — 0.9%
Ford Motor Credit Co. LLC
2.30%, 2/10/2025	2,150	2,080
4.69%, 6/9/2025	16,998	16,758
3.38%, 11/13/2025	5,000	4,797
4.39%, 1/8/2026	5,510	5,358
6.95%, 6/10/2026	6,033	6,153
4.54%, 8/1/2026	5,460	5,293
2.70%, 8/10/2026	3,789	3,517
4.27%, 1/9/2027	14,200	13,603
4.13%, 8/17/2027	10,009	9,473
2.90%, 2/10/2029	7,189	6,263
7.20%, 6/10/2030	1,516	1,596
OneMain Finance Corp.
6.88%, 3/15/2025	1,863	1,882
7.13%, 3/15/2026	4,102	4,169
3.88%, 9/15/2028	6,360	5,557
		86,499
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	181

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Staples Distribution & Retail — 0.5%
Albertsons Cos., Inc.
7.50%, 3/15/2026 (a)	2,712	2,761
4.63%, 1/15/2027 (a)	6,758	6,515
5.88%, 2/15/2028 (a)	5,717	5,634
3.50%, 3/15/2029 (a)	7,029	6,262
4.88%, 2/15/2030 (a)	1,952	1,832
New Albertsons LP
6.63%, 6/1/2028	8	8
7.45%, 8/1/2029	113	118
8.00%, 5/1/2031	870	920
Performance Food Group, Inc.
6.88%, 5/1/2025 (a)	2,168	2,173
5.50%, 10/15/2027 (a)	4,022	3,939
4.25%, 8/1/2029 (a)	3,411	3,096
Rite Aid Corp.
7.50%, 7/1/2025 (a) (b)	7,843	5,627
8.00%, 11/15/2026 (a) (b)	7,187	5,193
Tesco plc (United Kingdom) 6.15%, 11/15/2037 (a)	870	872
US Foods, Inc.
6.88%, 9/15/2028 (a)	1,303	1,326
4.75%, 2/15/2029 (a)	1,995	1,873
4.63%, 6/1/2030 (a)	2,003	1,835
		49,984
Containers & Packaging — 1.0%
Ardagh Packaging Finance plc
4.13%, 8/15/2026 (a)	5,180	4,779
5.25%, 8/15/2027 (a)	14,217	10,308
Berry Global, Inc.
4.50%, 2/15/2026 (a)	1,051	1,019
4.88%, 7/15/2026 (a)	7,076	6,909
5.63%, 7/15/2027 (a)	950	937
LABL, Inc. 6.75%, 7/15/2026 (a)	12,162	11,795
Mauser Packaging Solutions Holding Co.
7.88%, 8/15/2026 (a)	16,235	16,451
9.25%, 4/15/2027 (a)	6,239	6,067
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	3,925	3,916
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	17,830	16,609
Smurfit Kappa Treasury Funding DAC (Ireland) 7.50%, 11/20/2025	950	980
TriMas Corp. 4.13%, 4/15/2029 (a)	2,612	2,381
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Containers & Packaging — continued
Trivium Packaging Finance BV (Netherlands)
5.50%, 8/15/2026 (a) (i)	12,897	12,577
8.50%, 8/15/2027 (a) (i)	1,965	1,915
		96,643
Distributors — 0.0% ^
Ritchie Bros Holdings, Inc. (Canada) 6.75%, 3/15/2028 (a)	2,170	2,221
Diversified Consumer Services — 0.1%
Service Corp. International
7.50%, 4/1/2027	535	551
3.38%, 8/15/2030	9,661	8,294
Wand NewCo 3, Inc. 7.63%, 1/30/2032 (a)	2,638	2,711
		11,556
Diversified REITs — 0.2%
VICI Properties LP
4.63%, 6/15/2025 (a)	3,903	3,837
4.25%, 12/1/2026 (a)	2,000	1,913
3.75%, 2/15/2027 (a)	12,996	12,225
4.63%, 12/1/2029 (a)	4,657	4,336
		22,311
Diversified Telecommunication Services — 2.1%
Altice France SA (France)
8.13%, 2/1/2027 (a)	11,507	10,574
5.50%, 1/15/2028 (a)	3,500	2,856
5.13%, 1/15/2029 (a)	416	314
5.50%, 10/15/2029 (a)	7,300	5,527
CCO Holdings LLC
5.00%, 2/1/2028 (a)	6,674	6,158
5.38%, 6/1/2029 (a)	12,284	11,109
6.38%, 9/1/2029 (a)	10,941	10,279
4.75%, 3/1/2030 (a)	43,391	36,912
4.50%, 8/15/2030 (a)	38,528	31,960
4.25%, 2/1/2031 (a)	16,347	13,149
Embarq Corp. 8.00%, 6/1/2036	1,643	930
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (a)	8,878	8,581
5.00%, 5/1/2028 (a)	9,422	8,720
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	10,599	9,861
Level 3 Financing, Inc.
4.63%, 9/15/2027 ‡ (a)	8,904	5,654
4.25%, 7/1/2028 ‡ (a)	9,630	5,874
SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)	16,036	10,567
4.00%, 2/15/2027 ‡ (a)	7,465	4,852
Series G, 6.88%, 1/15/2028	17	8
4.50%, 1/15/2029 (a)	6,475	2,040
SES GLOBAL Americas Holdings, Inc. (Luxembourg) 5.30%, 3/25/2044 (a)	110	84
Sitios Latinoamerica SAB de CV (Brazil) 5.38%, 4/4/2032 (a)	2,937	2,704
Telecom Italia Capital SA (Italy)
6.38%, 11/15/2033	4,328	4,154
7.72%, 6/4/2038	3,170	3,247
Virgin Media Secured Finance plc (United Kingdom) 5.50%, 5/15/2029 (a)	2,750	2,577
		198,691
Electric Utilities — 0.7%
Comision Federal de Electricidad (Mexico) 4.68%, 2/9/2051 (a)	2,366	1,657
Electricidad Firme de Mexico Holdings SA de CV (Mexico) 4.90%, 11/20/2026 (a)	1,400	1,315
Eskom Holdings SOC Ltd. (South Africa)
7.13%, 2/11/2025 (g)	6,800	6,766
8.45%, 8/10/2028 (g)	4,400	4,371
Instituto Costarricense de Electricidad (Costa Rica)
6.75%, 10/7/2031 (a)	8,210	8,184
6.38%, 5/15/2043 (g)	690	600
NRG Energy, Inc.
6.63%, 1/15/2027	1,256	1,256
5.75%, 1/15/2028	8,962	8,828
5.25%, 6/15/2029 (a)	1,104	1,046
3.63%, 2/15/2031 (a)	6,340	5,331
PG&E Corp. 5.00%, 7/1/2028	1,180	1,125
Tierra Mojada Luxembourg II SARL (Mexico) 5.75%, 12/1/2040 (a)	8,802	7,879
Trinidad Generation UnLtd (Trinidad And Tobago) 5.25%, 11/4/2027 (g)	1,000	975
Vistra Operations Co. LLC
5.50%, 9/1/2026 (a)	531	523
5.63%, 2/15/2027 (a)	4,163	4,057
5.00%, 7/31/2027 (a)	12,046	11,546
4.38%, 5/1/2029 (a)	2,146	1,958
		67,417
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electrical Equipment — 0.2%
Regal Rexnord Corp.
6.05%, 4/15/2028 (a)	4,935	4,966
6.30%, 2/15/2030 (a)	2,093	2,131
6.40%, 4/15/2033 (a)	2,931	3,009
Sensata Technologies BV 4.00%, 4/15/2029 (a)	11,287	10,237
		20,343
Electronic Equipment, Instruments & Components — 0.2%
Coherent Corp. 5.00%, 12/15/2029 (a)	11,394	10,625
Sensata Technologies, Inc.
4.38%, 2/15/2030 (a)	4,929	4,491
3.75%, 2/15/2031 (a)	1,165	996
		16,112
Energy Equipment & Services — 0.2%
Archrock Partners LP 6.88%, 4/1/2027 (a)	4,791	4,767
Guara Norte SARL (Brazil) 5.20%, 6/15/2034 (a)	4,524	4,077
Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	3,440	3,388
Precision Drilling Corp. (Canada)
7.13%, 1/15/2026 (a)	3,540	3,535
6.88%, 1/15/2029 (a)	975	963
Transocean Poseidon Ltd. 6.88%, 2/1/2027 (a)	175	174
Transocean, Inc.
11.50%, 1/30/2027 (a)	941	979
8.75%, 2/15/2030 (a)	1,251	1,285
		19,168
Entertainment — 0.4%
Live Nation Entertainment, Inc.
4.88%, 11/1/2024 (a)	1,358	1,347
5.63%, 3/15/2026 (a)	3,148	3,108
6.50%, 5/15/2027 (a)	11,601	11,701
4.75%, 10/15/2027 (a)	13,787	13,200
3.75%, 1/15/2028 (a)	2,340	2,154
WMG Acquisition Corp.
3.75%, 12/1/2029 (a)	116	103
3.88%, 7/15/2030 (a)	7,060	6,230
		37,843
Financial Services — 0.2%
Block, Inc. 3.50%, 6/1/2031	7,300	6,227
Nationstar Mortgage Holdings, Inc. 5.50%, 8/15/2028 (a)	2,500	2,360
NCR Atleos Corp. 9.50%, 4/1/2029 (a)	4,422	4,678
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	183

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Financial Services — continued
Rocket Mortgage LLC
2.88%, 10/15/2026 (a)	1,140	1,049
3.63%, 3/1/2029 (a)	6,945	6,160
		20,474
Food Products — 0.3%
Lamb Weston Holdings, Inc.
4.13%, 1/31/2030 (a)	2,505	2,270
4.38%, 1/31/2032 (a)	803	718
Post Holdings, Inc.
5.75%, 3/1/2027 (a)	2,436	2,459
5.63%, 1/15/2028 (a)	7,530	7,392
5.50%, 12/15/2029 (a)	848	811
4.63%, 4/15/2030 (a)	10,215	9,294
4.50%, 9/15/2031 (a)	1,515	1,349
6.25%, 2/15/2032 (a)	1,439	1,447
Sigma Holdco BV (Netherlands) 7.88%, 5/15/2026 (a)	3,000	2,866
		28,606
Gas Utilities — 0.1%
AmeriGas Partners LP
5.50%, 5/20/2025	3,997	3,923
5.88%, 8/20/2026	3,093	2,998
5.75%, 5/20/2027	1,657	1,567
9.38%, 6/1/2028 (a)	2,363	2,398
		10,886
Ground Transportation — 0.7%
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (a)	2,526	2,407
4.75%, 4/1/2028 (a)	15,500	14,041
8.00%, 2/15/2031 (a)	1,850	1,786
EquipmentShare.com, Inc. 9.00%, 5/15/2028 (a)	7,695	7,885
First Student Bidco, Inc. 4.00%, 7/31/2029 (a)	2,655	2,310
Hertz Corp. (The)
4.63%, 12/1/2026 (a)	1,650	1,461
5.00%, 12/1/2029 (a)	15,721	12,044
Hertz Corp. (The), Escrow
6.25%, 10/15/2022 (b)	185	5
5.50%, 10/15/2024 (b)	5,875	176
7.13%, 8/1/2026 (b)	2,755	241
6.00%, 1/15/2028 (b)	1,450	127
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (a)	2,650	2,473
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ground Transportation — continued
Uber Technologies, Inc.
7.50%, 9/15/2027 (a)	8,930	9,135
4.50%, 8/15/2029 (a)	4,054	3,796
XPO, Inc. 6.25%, 6/1/2028 (a)	3,375	3,383
		61,270
Health Care Equipment & Supplies — 0.4%
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	9,664	9,121
Hologic, Inc. 3.25%, 2/15/2029 (a)	5,657	5,044
Medline Borrower LP
3.88%, 4/1/2029 (a)	11,433	10,251
5.25%, 10/1/2029 (a)	9,482	8,771
		33,187
Health Care Providers & Services — 1.3%
Acadia Healthcare Co., Inc.
5.50%, 7/1/2028 (a)	2,500	2,417
5.00%, 4/15/2029 (a)	165	156
Community Health Systems, Inc.
8.00%, 3/15/2026 (a)	10,549	10,444
5.63%, 3/15/2027 (a)	4,295	3,930
6.00%, 1/15/2029 (a)	6,176	5,311
4.75%, 2/15/2031 (a)	4,300	3,272
DaVita, Inc.
4.63%, 6/1/2030 (a)	2,040	1,794
3.75%, 2/15/2031 (a)	14,437	11,847
Encompass Health Corp.
5.75%, 9/15/2025	1,960	1,953
4.50%, 2/1/2028	7,534	7,129
4.75%, 2/1/2030	3,484	3,232
4.63%, 4/1/2031	5,032	4,555
Owens & Minor, Inc. 4.50%, 3/31/2029 (a)	7,610	6,799
Tenet Healthcare Corp.
4.88%, 1/1/2026	3,528	3,524
6.25%, 2/1/2027	12,382	12,353
5.13%, 11/1/2027	24,674	24,153
4.63%, 6/15/2028	6,038	5,747
6.13%, 6/15/2030	4,249	4,208
6.75%, 5/15/2031 (a)	5,136	5,181
		118,005
SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Technology — 0.1%
IQVIA, Inc.
5.00%, 10/15/2026 (a)	1,803	1,762
5.00%, 5/15/2027 (a)	5,787	5,634
		7,396
Hotel & Resort REITs — 0.2%
RHP Hotel Properties LP
4.75%, 10/15/2027	14,971	14,297
4.50%, 2/15/2029 (a)	1,255	1,167
		15,464
Hotels, Restaurants & Leisure — 1.6%
1011778 BC ULC (Canada)
3.88%, 1/15/2028 (a)	1,315	1,227
4.00%, 10/15/2030 (a)	4,430	3,891
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	4,913	4,517
Caesars Entertainment, Inc.
8.13%, 7/1/2027 (a)	4,420	4,538
4.63%, 10/15/2029 (a)	4,213	3,846
6.50%, 2/15/2032 (a)	3,138	3,161
Carnival Corp.
5.75%, 3/1/2027 (a)	4,000	3,950
4.00%, 8/1/2028 (a)	3,391	3,128
Carnival Holdings Bermuda Ltd. 10.38%, 5/1/2028 (a)	2,336	2,548
Cedar Fair LP
5.50%, 5/1/2025 (a)	6,305	6,284
5.25%, 7/15/2029	3,815	3,604
Hilton Domestic Operating Co., Inc.
5.38%, 5/1/2025 (a)	3,952	3,933
5.75%, 5/1/2028 (a)	2,245	2,239
3.75%, 5/1/2029 (a)	5,594	5,081
International Game Technology plc 6.25%, 1/15/2027 (a)	3,245	3,259
Marriott Ownership Resorts, Inc.
4.75%, 1/15/2028	18	17
4.50%, 6/15/2029 (a)	3,496	3,171
Merlin Entertainments Ltd. (United Kingdom) 5.75%, 6/15/2026 (a)	3,050	3,015
MGM Resorts International
6.75%, 5/1/2025	820	821
5.75%, 6/15/2025	5,818	5,810
4.63%, 9/1/2026	3,974	3,853
5.50%, 4/15/2027	2,370	2,321
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued
Motion Bondco DAC (United Kingdom) 6.63%, 11/15/2027 (a)	500	482
Royal Caribbean Cruises Ltd.
11.63%, 8/15/2027 (a)	8,112	8,774
8.25%, 1/15/2029 (a)	2,907	3,081
9.25%, 1/15/2029 (a)	3,667	3,945
6.25%, 3/15/2032 (a) (j)	2,727	2,734
Six Flags Entertainment Corp. 5.50%, 4/15/2027 (a)	14,092	13,793
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	1,904	1,908
Station Casinos LLC 4.50%, 2/15/2028 (a)	4,755	4,434
Studio City Finance Ltd. (Macau)
6.50%, 1/15/2028 (g)	1,000	946
5.00%, 1/15/2029 (g)	2,550	2,225
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	8,897	8,929
Wynn Las Vegas LLC 5.25%, 5/15/2027 (a)	695	680
Wynn Macau Ltd. 5.63%, 8/26/2028 (g)	2,500	2,342
Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	16,570	15,631
Yum! Brands, Inc. 4.63%, 1/31/2032	1,464	1,344
		145,462
Household Durables — 0.4%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	7,129	7,101
Newell Brands, Inc.
4.88%, 6/1/2025	2,000	1,958
5.20%, 4/1/2026 (i)	13,400	13,012
6.37%, 4/1/2036 (i)	2,780	2,442
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	10,050	9,008
		33,521
Household Products — 0.4%
Central Garden & Pet Co.
5.13%, 2/1/2028	8,220	7,922
4.13%, 10/15/2030	4,695	4,171
Energizer Holdings, Inc.
4.75%, 6/15/2028 (a)	11,333	10,362
4.38%, 3/31/2029 (a)	6,037	5,349
Spectrum Brands, Inc.
5.00%, 10/1/2029 (a)	7,976	7,737
3.88%, 3/15/2031 (a)	3,290	3,125
		38,666
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp.
5.25%, 6/1/2026 (a)	5,072	4,997
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	185

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Independent Power and Renewable Electricity Producers — continued
4.63%, 2/1/2029 (a)	960	883
Termocandelaria Power Ltd. (Colombia) 7.88%, 1/30/2029 (g)	4,620	4,537
		10,417
IT Services — 0.1%
Gartner, Inc. 4.50%, 7/1/2028 (a)	7,202	6,817
Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	2,100	2,019
		8,836
Leisure Products — 0.1%
Mattel, Inc. 5.88%, 12/15/2027 (a)	5,345	5,348
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	5,291	5,225
		10,573
Machinery — 0.2%
Chart Industries, Inc. 7.50%, 1/1/2030 (a)	6,932	7,150
Terex Corp. 5.00%, 5/15/2029 (a)	3,660	3,418
TK Elevator US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	3,628	3,485
		14,053
Marine Transportation — 0.1%
MV24 Capital BV (Brazil)
6.75%, 6/1/2034 (a)	3,556	3,339
6.75%, 6/1/2034 (g)	2,419	2,271
		5,610
Media — 3.5%
Audacy Capital Corp. 6.50%, 5/1/2027 (a) (b)	3,678	124
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	18,350	17,158
7.75%, 4/15/2028 (a)	9,274	8,017
9.00%, 9/15/2028 (a)	2,615	2,727
CSC Holdings LLC
5.38%, 2/1/2028 (a)	3,100	2,702
6.50%, 2/1/2029 (a)	23,076	20,115
5.75%, 1/15/2030 (a)	5,700	3,352
Directv Financing LLC 5.88%, 8/15/2027 (a)	12,728	12,014
DISH DBS Corp.
5.88%, 11/15/2024	55,005	51,980
7.75%, 7/1/2026	19,231	12,260
5.25%, 12/1/2026 (a)	6,035	4,820
DISH Network Corp. 11.75%, 11/15/2027 (a)	12,636	13,174
GCI LLC 4.75%, 10/15/2028 (a)	7,571	6,793
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
Gray Television, Inc.
7.00%, 5/15/2027 (a)	3,999	3,614
4.75%, 10/15/2030 (a)	5,660	3,647
5.38%, 11/15/2031 (a)	6,188	4,003
iHeartCommunications, Inc.
6.38%, 5/1/2026	6,821	5,808
8.38%, 5/1/2027	4,104	2,463
5.25%, 8/15/2027 (a)	13,408	9,939
Lamar Media Corp.
4.88%, 1/15/2029	2,131	2,019
3.63%, 1/15/2031	410	354
Midcontinent Communications 5.38%, 8/15/2027 (a)	1,345	1,274
News Corp. 3.88%, 5/15/2029 (a)	7,242	6,545
Nexstar Media, Inc.
5.63%, 7/15/2027 (a)	13,163	12,474
4.75%, 11/1/2028 (a)	9,646	8,565
Outfront Media Capital LLC
5.00%, 8/15/2027 (a)	4,278	4,116
4.25%, 1/15/2029 (a)	1,200	1,078
Paramount Global (3-MONTH SOFR + 3.90%), 6.25%, 2/28/2057 (h)	524	432
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	3,220	2,547
Sinclair Television Group, Inc.
5.13%, 2/15/2027 (a)	3,985	3,664
4.13%, 12/1/2030 (a)	5,070	3,705
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (a)	11,000	10,479
4.00%, 7/15/2028 (a)	6,725	6,059
5.50%, 7/1/2029 (a)	21,344	20,184
Stagwell Global LLC 5.63%, 8/15/2029 (a)	6,110	5,455
Sunrise FinCo. I BV (Netherlands) 4.88%, 7/15/2031 (a)	3,485	3,084
Sunrise HoldCo IV BV (Netherlands) 5.50%, 1/15/2028 (a)	2,900	2,805
TEGNA, Inc.
4.63%, 3/15/2028	2,925	2,626
5.00%, 9/15/2029	5,022	4,419
Telenet Finance Luxembourg Notes SARL (Belgium) 5.50%, 3/1/2028 (a)	2,400	2,250
Univision Communications, Inc.
8.00%, 8/15/2028 (a)	12,169	12,234
7.38%, 6/30/2030 (a)	1,520	1,468
SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Media — continued
Videotron Ltd. (Canada)
5.38%, 6/15/2024 (a)	190	189
5.13%, 4/15/2027 (a)	9,307	9,119
3.63%, 6/15/2029 (a)	3,181	2,858
VZ Secured Financing BV (Netherlands) 5.00%, 1/15/2032 (a)	1,738	1,484
Ziggo Bond Co. BV (Netherlands) 6.00%, 1/15/2027 (a)	1,050	1,026
Ziggo BV (Netherlands) 4.88%, 1/15/2030 (a)	2,750	2,450
		319,672
Metals & Mining — 0.5%
Alcoa Nederland Holding BV
5.50%, 12/15/2027 (a)	3,890	3,823
6.13%, 5/15/2028 (a)	3,490	3,491
ArcelorMittal SA (Luxembourg) 7.00%, 10/15/2039 (i)	200	213
ATI, Inc. 5.88%, 12/1/2027	3,085	3,022
Big River Steel LLC 6.63%, 1/31/2029 (a)	2,951	2,969
Cleveland-Cliffs, Inc.
6.75%, 3/15/2026 (a)	3,538	3,565
4.63%, 3/1/2029 (a)	3,797	3,486
4.88%, 3/1/2031 (a)	3,725	3,353
Constellium SE
5.88%, 2/15/2026 (a)	588	583
5.88%, 2/15/2026 (g)	1,128	1,118
5.63%, 6/15/2028 (a)	700	675
3.75%, 4/15/2029 (a)	1,000	891
CSN Inova Ventures (Brazil) 6.75%, 1/28/2028 (g)	4,300	4,160
FMG Resources August 2006 Pty. Ltd. (Australia) 4.38%, 4/1/2031 (a)	4,280	3,836
Nexa Resources SA (Brazil) 5.38%, 5/4/2027 (g)	2,900	2,800
Novelis Corp.
4.75%, 1/30/2030 (a)	5,810	5,306
3.88%, 8/15/2031 (a)	2,425	2,052
		45,343
Mortgage Real Estate Investment Trusts (REITs) — 0.8%
Arbor Realty Trust, Inc.
5.00%, 4/30/2026	15,000	13,913
Series QIB, 4.50%, 9/1/2026 (a)	14,500	13,145
Series QIB, 4.50%, 3/15/2027 (a)	20,000	17,702
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mortgage Real Estate Investment Trusts (REITs) — continued
Great Ajax Operating Partnership LP Series QIB, 8.88%, 9/1/2027 (a)	11,000	10,388
ReadyCap Holdings LLC Series QIB, 4.50%, 10/20/2026 (a)	20,000	18,424
		73,572
Multi-Utilities — 0.0% ^
Empresas Publicas de Medellin ESP (Colombia) 4.25%, 7/18/2029 (g)	2,800	2,408
Oil, Gas & Consumable Fuels — 3.8%
AI Candelaria Spain SA (Colombia)
7.50%, 12/15/2028 (g)	1,901	1,832
5.75%, 6/15/2033 (a)	3,974	3,132
Antero Midstream Partners LP
7.88%, 5/15/2026 (a)	735	751
5.75%, 3/1/2027 (a)	4,269	4,177
5.75%, 1/15/2028 (a)	1,749	1,715
5.38%, 6/15/2029 (a)	7,849	7,465
Antero Resources Corp.
8.38%, 7/15/2026 (a)	1,801	1,867
7.63%, 2/1/2029 (a)	3,500	3,605
Bapco Energies BSCC (Bahrain) 7.50%, 10/25/2027 (g)	2,200	2,274
Baytex Energy Corp. (Canada)
8.75%, 4/1/2027 (a)	2,100	2,178
8.50%, 4/30/2030 (a)	5,560	5,781
BP Capital Markets plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (e) (f) (h)	12,690	12,504
Buckeye Partners LP
4.13%, 3/1/2025 (a)	2,001	1,957
3.95%, 12/1/2026	3,000	2,837
4.50%, 3/1/2028 (a)	6,537	6,078
California Resources Corp. 7.13%, 2/1/2026 (a)	7,034	7,071
Chesapeake Energy Corp. 6.75%, 4/15/2029 (a)	13,492	13,542
Chord Energy Corp. 6.38%, 6/1/2026 (a)	5,201	5,207
Civitas Resources, Inc.
8.38%, 7/1/2028 (a)	3,635	3,804
8.63%, 11/1/2030 (a)	5,173	5,536
8.75%, 7/1/2031 (a)	4,482	4,766
Columbia Pipelines Holding Co. LLC 6.04%, 8/15/2028 (a)	5,590	5,693
Comstock Resources, Inc.
6.75%, 3/1/2029 (a)	8,686	8,012
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	187

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
5.88%, 1/15/2030 (a)	3,680	3,218
Crescent Energy Finance LLC 9.25%, 2/15/2028 (a)	6,772	7,087
DT Midstream, Inc.
4.13%, 6/15/2029 (a)	5,434	4,965
4.38%, 6/15/2031 (a)	4,850	4,366
Ecopetrol SA (Colombia)
8.63%, 1/19/2029	2,480	2,626
8.88%, 1/13/2033	2,525	2,654
8.38%, 1/19/2036	974	976
5.88%, 5/28/2045	3,645	2,691
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	7,556	7,544
Energian Israel Finance Ltd. (Israel) 4.88%, 3/30/2026 (g)	2,711	2,546
Energy Transfer LP
5.75%, 4/1/2025	4,949	4,941
5.63%, 5/1/2027 (a)	4,140	4,103
8.00%, 4/1/2029 (a)	4,512	4,680
5.35%, 5/15/2045	740	673
5.30%, 4/15/2047	430	385
EnLink Midstream Partners LP 4.15%, 6/1/2025	1,801	1,756
EQM Midstream Partners LP
6.00%, 7/1/2025 (a)	2,348	2,345
6.50%, 7/1/2027 (a)	1,675	1,692
5.50%, 7/15/2028	3,200	3,138
4.75%, 1/15/2031 (a)	7,248	6,740
Genesis Energy LP
8.00%, 1/15/2027	4,228	4,257
7.75%, 2/1/2028	2,630	2,630
8.25%, 1/15/2029	997	1,014
Greenko Solar Mauritius Ltd. (India) 5.55%, 1/29/2025 (g)	2,013	1,984
Gulfport Energy Corp.
8.00%, 5/17/2026	131	133
8.00%, 5/17/2026 (a)	5,245	5,338
Hess Midstream Operations LP
5.63%, 2/15/2026 (a)	7,775	7,665
5.13%, 6/15/2028 (a)	3,545	3,406
Howard Midstream Energy Partners LLC 6.75%, 1/15/2027 (a)	898	895
Kinetik Holdings LP 5.88%, 6/15/2030 (a)	3,273	3,189
Leviathan Bond Ltd. (Israel)
6.13%, 6/30/2025 (g)	1,490	1,458
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
6.50%, 6/30/2027 (g)	5,000	4,788
6.75%, 6/30/2030 (g)	1,553	1,421
Medco Bell Pte. Ltd. (Indonesia) 6.38%, 1/30/2027 (g)	3,086	3,004
NGL Energy Operating LLC
8.13%, 2/15/2029 (a)	2,553	2,577
8.38%, 2/15/2032 (a)	2,551	2,591
NuStar Logistics LP
5.75%, 10/1/2025	1,837	1,820
5.63%, 4/28/2027	5,652	5,594
6.38%, 10/1/2030	2,034	2,040
Permian Resources Operating LLC
5.88%, 7/1/2029 (a)	2,000	1,954
9.88%, 7/15/2031 (a)	3,950	4,375
Peru LNG Srl (Peru) 5.38%, 3/22/2030 (g)	14,000	11,950
Petroleos del Peru SA (Peru) 5.63%, 6/19/2047 (a)	3,110	2,130
Petroleos Mexicanos (Mexico)
6.88%, 8/4/2026	3,300	3,179
5.35%, 2/12/2028	10,300	8,944
5.95%, 1/28/2031	14,950	11,607
10.00%, 2/7/2033	2,005	1,943
6.38%, 1/23/2045	5,548	3,447
6.95%, 1/28/2060	10,150	6,439
Range Resources Corp.
8.25%, 1/15/2029	4,875	5,086
4.75%, 2/15/2030 (a)	1,000	929
Rockies Express Pipeline LLC 3.60%, 5/15/2025 (a)	3,000	2,909
SM Energy Co.
6.75%, 9/15/2026	2,539	2,525
6.63%, 1/15/2027	2,933	2,921
Southwestern Energy Co.
5.70%, 1/23/2025 (i)	570	567
8.38%, 9/15/2028	285	296
5.38%, 3/15/2030	5,996	5,731
4.75%, 2/1/2032	1,124	1,021
Sunoco LP
6.00%, 4/15/2027	1,220	1,216
4.50%, 5/15/2029	3,514	3,246
Tallgrass Energy Partners LP
6.00%, 3/1/2027 (a)	2,685	2,650
5.50%, 1/15/2028 (a)	2,224	2,113
6.00%, 12/31/2030 (a)	1,720	1,599
SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
6.00%, 9/1/2031 (a)	2,255	2,066
Targa Resources Partners LP
6.50%, 7/15/2027	4,573	4,620
6.88%, 1/15/2029	2,240	2,308
Uzbekneftegaz JSC (Uzbekistan) 4.75%, 11/16/2028 (a)	2,500	2,111
Venture Global LNG, Inc.
8.13%, 6/1/2028 (a)	7,048	7,160
9.50%, 2/1/2029 (a)	2,115	2,255
9.88%, 2/1/2032 (a)	2,115	2,227
Vital Energy, Inc. 10.13%, 1/15/2028	4,270	4,469
		352,707
Paper & Forest Products — 0.0% ^
Suzano Austria GmbH (Brazil) 7.00%, 3/16/2047 (g)	2,000	2,072
Passenger Airlines — 0.3%
American Airlines, Inc.
5.50%, 4/20/2026 (a)	14,082	13,953
5.75%, 4/20/2029 (a)	7,391	7,228
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (a)	1,488	1,488
United Airlines, Inc.
4.38%, 4/15/2026 (a)	4,822	4,641
4.63%, 4/15/2029 (a)	1,273	1,174
		28,484
Personal Care Products — 0.3%
Coty, Inc. 5.00%, 4/15/2026 (a)	989	969
Edgewell Personal Care Co.
5.50%, 6/1/2028 (a)	13,250	12,935
4.13%, 4/1/2029 (a)	2,933	2,673
Prestige Brands, Inc.
5.13%, 1/15/2028 (a)	4,133	3,995
3.75%, 4/1/2031 (a)	2,935	2,536
		23,108
Pharmaceuticals — 1.3%
Bausch Health Americas, Inc. 9.25%, 4/1/2026 (a)	19,477	18,311
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (a)	14,930	13,894
9.00%, 12/15/2025 (a)	22,330	21,239
5.75%, 8/15/2027 (a)	11,808	7,115
5.00%, 2/15/2029 (a)	20,402	8,929
5.25%, 1/30/2030 (a)	2,020	871
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — continued
Catalent Pharma Solutions, Inc.
5.00%, 7/15/2027 (a)	880	867
3.13%, 2/15/2029 (a)	2,760	2,665
Elanco Animal Health, Inc. 6.65%, 8/28/2028 (i)	8,095	8,155
Endo Dac
5.88%, 10/15/2024 (a) (i)	700	440
9.50%, 7/31/2027 (a) (b)	135	8
Endo Luxembourg Finance Co. I SARL 6.13%, 4/1/2029 (a) (i)	1,520	957
Jazz Securities DAC 4.38%, 1/15/2029 (a)	5,676	5,229
Mallinckrodt International Finance SA 14.75%, 11/14/2028 (a)	5,016	5,444
Organon & Co.
4.13%, 4/30/2028 (a)	15,832	14,484
5.13%, 4/30/2031 (a)	4,050	3,471
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a) (b) (i)	7,330	4,648
		116,727
Real Estate Management & Development — 0.0% ^
Realogy Group LLC
5.75%, 1/15/2029 (a)	2,167	1,612
5.25%, 4/15/2030 (a)	690	483
		2,095
Semiconductors & Semiconductor Equipment — 0.3%
Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	5,220	5,248
Entegris, Inc.
4.38%, 4/15/2028 (a)	6,088	5,689
4.75%, 4/15/2029 (a)	1,470	1,386
3.63%, 5/1/2029 (a)	2,746	2,430
5.95%, 6/15/2030 (a)	6,260	6,138
ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	10,981	10,043
		30,934
Software — 0.5%
ACI Worldwide, Inc. 5.75%, 8/15/2026 (a)	605	594
AthenaHealth Group, Inc. 6.50%, 2/15/2030 (a)	4,250	3,805
Clarivate Science Holdings Corp.
3.88%, 7/1/2028 (a)	5,739	5,239
4.88%, 7/1/2029 (a)	5,863	5,317
NCR Voyix Corp.
5.00%, 10/1/2028 (a)	7,394	6,872
5.13%, 4/15/2029 (a)	5,377	4,985
5.25%, 10/1/2030 (a)	1,961	1,771
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	189

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Software — continued
RingCentral, Inc. 8.50%, 8/15/2030 (a)	2,625	2,714
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	12,640	12,309
		43,606
Specialized REITs — 0.1%
Iron Mountain, Inc.
5.25%, 3/15/2028 (a)	4,188	4,036
5.00%, 7/15/2028 (a)	3,567	3,377
		7,413
Specialty Retail — 1.0%
Asbury Automotive Group, Inc.
4.50%, 3/1/2028	4,455	4,154
4.63%, 11/15/2029 (a)	3,086	2,811
4.75%, 3/1/2030	2,882	2,623
Bath & Body Works, Inc.
9.38%, 7/1/2025 (a)	843	879
5.25%, 2/1/2028	57	55
7.50%, 6/15/2029	3,289	3,386
6.75%, 7/1/2036	4,560	4,482
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	2,115	1,787
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	3,609	3,294
Lithia Motors, Inc. 3.88%, 6/1/2029 (a)	9,162	8,177
Penske Automotive Group, Inc. 3.75%, 6/15/2029	6,411	5,678
PetSmart, Inc.
4.75%, 2/15/2028 (a)	16,715	15,667
7.75%, 2/15/2029 (a)	8,297	8,199
Sonic Automotive, Inc. 4.63%, 11/15/2029 (a)	5,572	4,917
SRS Distribution, Inc.
4.63%, 7/1/2028 (a)	9,901	9,235
6.13%, 7/1/2029 (a)	845	788
6.00%, 12/1/2029 (a)	2,565	2,388
Staples, Inc.
7.50%, 4/15/2026 (a)	11,113	10,684
10.75%, 4/15/2027 (a)	3,244	2,968
		92,172
Technology Hardware, Storage & Peripherals — 0.1%
Seagate HDD Cayman
4.09%, 6/1/2029	4,315	3,938
3.13%, 7/15/2029	5,160	4,268
8.25%, 12/15/2029 (a)	3,120	3,343
8.50%, 7/15/2031 (a)	677	732
		12,281
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tobacco — 0.0% ^
Reynolds American, Inc. (United Kingdom) 5.85%, 8/15/2045	1,360	1,236
Trading Companies & Distributors — 0.6%
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	8,788	8,601
Imola Merger Corp. 4.75%, 5/15/2029 (a)	17,898	16,584
United Rentals North America, Inc. 4.88%, 1/15/2028	5,000	4,827
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	8,929	8,982
7.25%, 6/15/2028 (a)	5,881	6,010
6.38%, 3/15/2029 (a) (j)	4,649	4,649
6.63%, 3/15/2032 (a) (j)	2,735	2,736
		52,389
Transportation Infrastructure — 0.0% ^
Prumo Participacoes e Investimentos S/A (Brazil) 7.50%, 12/31/2031 (g)	4,328	4,293
Wireless Telecommunication Services — 0.3%
Altice France Holding SA (Luxembourg)
10.50%, 5/15/2027 (a)	9,038	5,904
6.00%, 2/15/2028 (a)	2,265	1,143
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	6,092	4,015
Millicom International Cellular SA (Guatemala)
5.13%, 1/15/2028 (g)	3,240	3,085
6.25%, 3/25/2029 (a)	900	869
Sprint LLC 7.13%, 6/15/2024	6,000	6,016
United States Cellular Corp. 6.70%, 12/15/2033	1,708	1,681
Vodafone Group plc (United Kingdom) (USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (h)	3,300	3,382
		26,095
Total Corporate Bonds (Cost $3,209,954)		3,015,312
Commercial Mortgage-Backed Securities — 25.1%
20 Times Square Trust Series 2018-20TS, Class F, 3.10%, 5/15/2035 (a) (k)	600	448
Areit Frn 2.75%, 8/17/2026 ‡ (a) (k)	29,000	28,133
BANK
Series 2019-BN16, Class D, 3.00%, 2/15/2052 (a)	8,795	6,321
Series 2019-BN16, Class F, 3.69%, 2/15/2052 (a) (k)	3,000	1,337
Series 2019-BN17, Class D, 3.00%, 4/15/2052 (a)	2,800	2,055
SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2019-BN17, Class E, 3.00%, 4/15/2052 (a)	2,500	1,655
Series 2019-BN21, Class E, 2.50%, 10/17/2052 (a)	8,600	4,291
Series 2019-BN21, Class F, 2.68%, 10/17/2052 (a)	2,841	1,255
Series 2019-BN23, Class XA, IO, 0.69%, 12/15/2052 (k)	38,478	1,234
Series 2020-BN29, Class D, 2.50%, 11/15/2053 (a)	5,000	3,281
Series 2020-BN29, Class E, 2.50%, 11/15/2053 (a)	3,500	2,137
Series 2020-BN30, Class D, 2.50%, 12/15/2053 (a) (k)	5,231	3,399
Series 2020-BN30, Class E, 2.50%, 12/15/2053 (a) (k)	4,145	2,540
Series 2017-BNK9, Class D, 2.80%, 11/15/2054 (a)	2,149	1,324
Series 2017-BNK5, Class D, 3.08%, 6/15/2060 (a) (k)	1,000	761
Series 2017-BNK5, Class C, 4.19%, 6/15/2060 (k)	2,050	1,852
Series 2017-BNK6, Class D, 3.10%, 7/15/2060 (a)	3,195	2,503
Series 2018-BN14, Class XB, IO, 0.09%, 9/15/2060 (k)	132,263	512
Series 2017-BNK7, Class D, 2.71%, 9/15/2060 (a)	3,000	1,900
Series 2018-BN14, Class F, 3.94%, 9/15/2060 (a)	1,000	422
Series 2018-BN10, Class D, 2.60%, 2/15/2061 (a)	1,500	1,146
Series 2018-BN12, Class D, 3.00%, 5/15/2061 (a)	1,250	610
Series 2018-BN13, Class D, 3.00%, 8/15/2061 (a)	2,000	1,243
Series 2018-BN15, Class E, 3.00%, 11/15/2061 (a)	2,000	1,308
Series 2019-BN18, Class E, 3.00%, 5/15/2062 (a)	2,150	890
Series 2019-BN20, Class XA, IO, 0.81%, 9/15/2062 (k)	49,488	1,741
Series 2019-BN20, Class D, 2.50%, 9/15/2062 (a)	6,721	4,418
Series 2019-BN20, Class E, 2.50%, 9/15/2062 (a)	8,600	4,710
Series 2019-BN24, Class XA, IO, 0.63%, 11/15/2062 (k)	98,838	3,052
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-BN22, Class D, 2.50%, 11/15/2062 (a)	4,250	2,864
Series 2019-BN24, Class D, 2.50%, 11/15/2062 (a)	7,380	4,899
Series 2020-BN25, Class E, 2.50%, 1/15/2063 (a)	4,250	2,431
Series 2020-BN26, Class D, 2.50%, 3/15/2063 (a)	3,250	2,196
Series 2020-BN26, Class E, 2.50%, 3/15/2063 (a)	5,520	2,930
Series 2021-BN33, Class D, 2.50%, 5/15/2064 (a)	3,700	2,345
Series 2021-BN33, Class E, 2.50%, 5/15/2064 (a)	3,850	2,174
Series 2021-BN33, Class C, 3.30%, 5/15/2064	7,609	5,841
Series 2021-BN35, Class XB, IO, 0.59%, 6/15/2064 (k)	40,000	1,466
Series 2021-BN35, Class E, 2.50%, 6/15/2064 (a) (k)	5,300	2,907
BANK5 Series 2023-5YR3, Class A2, 6.26%, 9/15/2056	19,637	20,301
Barclays Commercial Mortgage Trust Series 2019-C4, Class D, 3.25%, 8/15/2052 (a)	8,451	5,671
BBCMS Mortgage Trust
Series 2018-TALL, Class E, 7.95%, 3/15/2037 (a) (k)	6,000	4,655
Series 2017-C1, Class D, 3.54%, 2/15/2050 (a) (k)	1,000	726
Series 2021-C11, Class XB, IO, 0.96%, 9/15/2054 (k)	30,040	1,820
Series 2021-C11, Class XA, IO, 1.37%, 9/15/2054 (k)	160,270	10,874
Series 2023-C22, Class A5, 6.80%, 11/15/2056 (k)	7,100	7,978
Series 2023-5C23, Class A3, 6.68%, 12/15/2056 (k)	15,110	15,990
Benchmark Mortgage Trust
Series 2018-B1, Class D, 2.75%, 1/15/2051 (a)	2,000	1,285
Series 2018-B1, Class C, 4.18%, 1/15/2051 (k)	1,000	788
Series 2018-B2, Class XA, IO, 0.45%, 2/15/2051 (k)	36,436	456
Series 2018-B8, Class D, 3.00%, 1/15/2052 (a)	3,050	1,801
Series 2019-B9, Class F, 3.74%, 3/15/2052 (a) (k)	6,000	2,344
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	191

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2019-B11, Class D, 3.00%, 5/15/2052 (a)	1,900	1,187
Series 2020-B16, Class E, 2.50%, 2/15/2053 (a)	7,250	4,150
Series 2020-B21, Class E, 2.00%, 12/17/2053 (a)	2,500	1,268
Series 2023-V3, Class A3, 6.36%, 7/15/2056 (k)	278	290
Series 2024-V5, Class A3, 5.81%, 1/10/2057	4,133	4,245
Series 2019-B14, Class E, 2.50%, 12/15/2062 (a)	3,000	1,488
Series 2019-B15, Class E, 2.75%, 12/15/2072 (a)	9,150	4,049
BHMS Series 2018-ATLS, Class A, 6.86%, 7/15/2035 (a) (k)	4,520	4,506
BMD2 Re-Remic Trust
Series 2019-FRR1, Class 4A, PO, 5/25/2052 ‡ (a)	5,000	3,361
Series 2019-FRR1, Class 1A1, 7.94%, 5/25/2052 (a) (k)	3,165	3,162
Series 2019-FRR1, Class 1A5, 9.64%, 5/25/2052 (a) (k)	1,749	1,729
BMD2 Re-REMIC Trust
Series 2019-FRR1, Class 2B10, PO, 5/25/2052 ‡ (a)	22,815	20,945
Series 2019-FRR1, Class 3AB, PO, 5/25/2052 ‡ (a)	10,499	7,489
BMO Mortgage Trust Series 2024-5C3, Class A3, 5.74%, 2/15/2057	18,530	18,935
BX
Series 2021-MFM1, Class E, 7.68%, 1/15/2034 (a) (k)	2,490	2,450
Series 2021-MFM1, Class F, 8.43%, 1/15/2034 (a) (k)	1,533	1,503
BX Trust
Series 2024-MF, Class A, 6.74%, 2/15/2039 (a) (k)	8,970	8,953
Series 2024-MF, Class B, 6.99%, 2/15/2039 (a) (k)	3,640	3,631
California Housing Finance Agency Series 2021-2, Class X, IO, 0.82%, 3/25/2035 (k)	62,989	3,045
Cantor Commercial Real Estate Lending Series 2019-CF2, Class E, 2.50%, 11/15/2052 (a)	2,300	1,359
Cascade Funding Mortgage Trust
Series 2021-FRR1, Class DK45, 0.00%, 2/28/2025 (a)	10,400	9,366
Series 2021-FRR1, Class CK45, 1.34%, 2/28/2025 (a) (k)	12,500	11,542
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-FRR1, Class CKW1, 0.00%, 1/29/2026 (a)	8,200	6,906
Series 2021-FRR1, Class BK54, 0.00%, 2/28/2026 (a)	20,000	16,968
Series 2021-FRR1, Class CK54, 0.00%, 2/28/2026 (a)	6,700	5,578
Series 2021-FRR1, Class DKW1, 0.00%, 2/28/2026 (a)	2,500	2,035
Series 2021-FRR1, Class BK98, 0.00%, 8/29/2029 (a)	6,970	4,457
Series 2021-FRR1, Class AK99, 0.00%, 9/29/2029 (a)	8,000	5,288
Series 2021-FRR1, Class BK99, 0.00%, 9/29/2029 (a)	14,000	8,245
Series 2021-FRR1, Class BK58, 2.45%, 9/29/2029 (a) (k)	11,000	9,491
CD Mortgage Trust
Series 2016-CD1, Class C, 3.63%, 8/10/2049 (k)	3,000	2,056
Series 2017-CD3, Class D, 3.25%, 2/10/2050 (a)	700	240
Series 2017-CD4, Class D, 3.30%, 5/10/2050 (a)	1,550	1,037
Series 2017-CD5, Class D, 3.35%, 8/15/2050 (a)	266	206
Series 2017-CD6, Class C, 4.23%, 11/13/2050 (k)	914	738
Series 2018-CD7, Class D, 3.09%, 8/15/2051 (a) (k)	1,629	1,118
Series 2019-CD8, Class XB, IO, 0.70%, 8/15/2057 (a) (k)	78,512	2,484
Series 2019-CD8, Class E, 3.00%, 8/15/2057 (a)	1,910	950
CFCRE Commercial Mortgage Trust
Series 2016-C6, Class B, 3.80%, 11/10/2049	1,000	894
Series 2016-C6, Class C, 4.18%, 11/10/2049 (k)	800	686
Series 2016-C6, Class D, 4.18%, 11/10/2049 (a) (k)	1,900	1,311
CGMS Commercial Mortgage Trust
Series 2017-B1, Class D, 3.00%, 8/15/2050 (a)	4,359	3,147
Series 2017-B1, Class E, 3.30%, 8/15/2050 (a) (k)	809	374
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class D, 4.94%, 9/10/2045 (a) (k)	1,875	1,337
SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2014-GC25, Class D, 3.55%, 10/10/2047 (a)	3,750	3,184
Series 2015-GC29, Class D, 3.11%, 4/10/2048 (a)	4,500	3,780
Series 2015-GC31, Class D, 4.03%, 6/10/2048 (k)	3,800	2,412
Series 2015-P1, Class D, 3.23%, 9/15/2048 (a)	2,285	1,957
Series 2016-P4, Class C, 3.95%, 7/10/2049 (k)	3,624	3,219
Series 2016-C2, Class D, 3.25%, 8/10/2049 (a) (k)	1,500	1,175
Series 2017-C4, Class D, 3.00%, 10/12/2050 (a)	5,453	3,965
Series 2019-GC43, Class E, 3.00%, 11/10/2052 (a)	9,287	4,201
Series 2020-GC46, Class E, 2.60%, 2/15/2053 (a)	4,500	2,430
Series 2019-GC41, Class B, 3.20%, 8/10/2056	3,000	2,494
Series 2015-GC33, Class D, 3.17%, 9/10/2058	9,000	5,369
Series 2015-GC33, Class E, 4.57%, 9/10/2058 (a) (k)	4,330	1,717
Commercial Mortgage Trust
Series 2020-CBM, Class D, 3.63%, 2/10/2037 (a) (k)	1,630	1,541
Series 2020-CBM, Class E, 3.63%, 2/10/2037 (a) (k)	2,670	2,518
Series 2020-CBM, Class F, 3.63%, 2/10/2037 (a) (k)	17,870	16,607
Series 2013-CR8, Class D, 3.60%, 6/10/2046 (a) (k)	750	713
Series 2013-CR13, Class E, 5.00%, 11/10/2046 (a) (k)	1,500	686
Series 2014-CR14, Class C, 3.74%, 2/10/2047 (k)	1,000	913
Series 2014-UBS2, Class D, 4.93%, 3/10/2047 (a) (k)	3,210	2,664
Series 2014-LC15, Class D, 4.79%, 4/10/2047 (a) (k)	3,500	3,119
Series 2014-CR19, Class E, 4.13%, 8/10/2047 (a) (k)	6,000	5,042
Series 2014-CR19, Class D, 4.63%, 8/10/2047 (a) (k)	2,500	2,228
Series 2014-UBS5, Class D, 3.50%, 9/10/2047 (a)	4,760	3,308
Series 2014-LC17, Class D, 3.69%, 10/10/2047 (a)	20,708	18,654
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2014-CR21, Class D, 3.92%, 12/10/2047 (a) (k)	1,735	1,566
Series 2015-CR22, Class D, 4.07%, 3/10/2048 (a) (k)	4,174	3,523
Series 2015-CR23, Class D, 4.29%, 5/10/2048 (k)	1,490	1,305
Series 2015-LC21, Class E, 3.25%, 7/10/2048 (a)	3,000	2,241
Series 2015-LC21, Class D, 4.32%, 7/10/2048 (k)	4,200	3,705
Series 2015-CR24, Class D, 3.46%, 8/10/2048 (k)	1,458	1,243
Series 2015-CR25, Class D, 3.77%, 8/10/2048 (k)	1,000	876
Series 2015-CR27, Class D, 3.45%, 10/10/2048 (a) (k)	2,072	1,778
Series 2015-LC23, Class D, 3.55%, 10/10/2048 (a) (k)	2,000	1,787
Series 2015-LC23, Class E, 3.55%, 10/10/2048 (a) (k)	3,500	2,887
Series 2016-CR28, Class E, 4.11%, 2/10/2049 (a) (k)	3,588	2,793
Series 2016-DC2, Class C, 4.66%, 2/10/2049 (k)	2,500	2,297
Series 2016-COR1, Class XB, IO, 0.43%, 10/10/2049 (a) (k)	27,554	258
Series 2016-COR1, Class C, 4.33%, 10/10/2049 (k)	1,000	839
Series 2013-CR11, Class D, 4.46%, 8/10/2050 (a) (k)	2,907	2,625
Series 2018-COR3, Class D, 2.81%, 5/10/2051 (a) (k)	3,250	1,840
Series 2019-GC44, Class E, 2.50%, 8/15/2057 (a)	8,493	4,697
CSAIL Commercial Mortgage Trust
Series 2015-C4, Class E, 3.56%, 11/15/2048 (k)	3,298	2,811
Series 2016-C5, Class D, 3.64%, 11/15/2048 (a) (k)	2,750	2,302
Series 2018-CX11, Class C, 4.82%, 4/15/2051 (k)	6,734	5,964
Series 2019-C16, Class C, 4.24%, 6/15/2052 (k)	5,500	4,588
Series 2019-C17, Class D, 2.50%, 9/15/2052 (a)	5,500	3,371
Series 2019-C18, Class XB, IO, 0.16%, 12/15/2052 (k)	61,932	505
Series 2019-C18, Class XA, IO, 1.00%, 12/15/2052 (k)	46,911	1,892
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	193

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2021-C20, Class E, 2.25%, 3/15/2054 (a)	5,659	2,992
Series 2015-C2, Class B, 4.21%, 6/15/2057 (k)	9,468	8,821
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 9/15/2037 (a)	12,636	8,111
DBGS Mortgage Trust Series 2018-C1, Class D, 2.90%, 10/15/2051 (a) (k)	1,000	616
DBJPM Mortgage Trust
Series 2016-C3, Class D, 3.48%, 8/10/2049 (a) (k)	2,950	1,427
Series 2016-C3, Class E, 4.23%, 8/10/2049 (a) (k)	1,250	530
Series 2017-C6, Class D, 3.18%, 6/10/2050 (a) (k)	1,800	1,209
FHLMC
Series K-153, Class X1, IO, 0.44%, 12/25/2032 (k)	21,999	749
Series 2023-MN7, Class M1, 8.92%, 9/25/2043 (a) (k)	4,140	4,155
Series 2023-MN7, Class M2, 11.02%, 9/25/2043 (a) (k)	2,250	2,306
Series 2023-MN7, Class B1, 14.17%, 9/25/2043 (a) (k)	6,000	5,876
FHLMC Multiclass Certificates
Series 2020-RR11, Class BX, IO, 2.44%, 12/27/2028 (k)	15,066	1,000
Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029	38,620	3,091
Series 2020-RR14, Class X, IO, 2.13%, 3/27/2034 (k)	31,381	4,561
Series 2021-RR16, Class X, IO, 0.96%, 10/27/2034 (k)	40,000	2,928
Series 2023-RR21, Class X, IO, 3.39%, 4/27/2036 (k)	186,283	43,078
Series 2021-P011, Class X1, IO, 1.78%, 9/25/2045 (k)	9,773	1,143
FHLMC Multi-Family ML Certificates Series 2021-ML09, Class XUS, IO, 1.49%, 2/25/2040 (a) (k)	55,869	6,642
FHLMC, Multi-Family Structured Credit Risk
Series 2021-MN2, Class M2, 8.67%, 7/25/2041 (a) (k)	14,070	12,354
Series 2021-MN2, Class B1, 10.82%, 7/25/2041 (a) (k)	2,000	1,584
Series 2021-MN1, Class M1, 7.32%, 1/25/2051 (a) (k)	678	663
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-MN1, Class M2, 9.07%, 1/25/2051 (a) (k)	14,640	14,376
Series 2021-MN1, Class B1, 13.07%, 1/25/2051 (a) (k)	2,100	2,155
Series 2021-MN3, Class M2, 9.32%, 11/25/2051 (a) (k)	18,800	18,096
Series 2021-MN3, Class B1, 12.17%, 11/25/2051 (a) (k)	3,500	3,117
FHLMC, Multifamily Structured Pass-Through Certificates Series K-1513, Class X3, IO, 2.93%, 12/25/2037 (k)	12,475	2,583
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K038, Class X1, IO, 0.92%, 3/25/2024 (k)	33,246	2
Series K729, Class X1, IO, 0.34%, 10/25/2024 (k)	13,787	19
Series KC03, Class X1, IO, 0.48%, 11/25/2024 (k)	91,130	267
Series K731, Class X3, IO, 2.11%, 5/25/2025 (k)	11,529	245
Series KC06, Class X1, IO, 0.88%, 6/25/2026 (k)	36,625	306
Series K734, Class X3, IO, 2.17%, 7/25/2026 (k)	30,250	1,240
Series KC04, Class X1, IO, 1.25%, 12/25/2026 (k)	47,026	741
Series K064, Class X3, IO, 2.14%, 5/25/2027 (k)	18,830	1,040
Series KC05, Class X1, IO, 1.23%, 6/25/2027 (k)	98,187	2,082
Series K740, Class X1, IO, 0.74%, 9/25/2027 (k)	115,461	2,557
Series K742, Class X1, IO, 0.78%, 3/25/2028 (k)	28,850	585
Series K742, Class X3, IO, 2.59%, 4/25/2028 (k)	16,000	1,406
Series K075, Class X3, IO, 2.13%, 5/25/2028 (k)	5,471	395
Series K080, Class X1, IO, 0.12%, 7/25/2028 (k)	141,552	874
Series K086, Class X1, IO, 0.24%, 11/25/2028 (k)	78,778	860
Series K084, Class X3, IO, 2.24%, 11/25/2028 (k)	19,450	1,749
Series K091, Class X1, IO, 0.56%, 3/25/2029 (k)	9,023	219
Series K096, Class X3, IO, 2.04%, 7/25/2029 (k)	48,669	4,277
SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series K100, Class X1, IO, 0.65%, 9/25/2029 (k)	232,890	6,981
Series K101, Class X3, IO, 1.89%, 10/25/2029 (k)	66,000	5,842
Series K090, Class X3, IO, 2.31%, 10/25/2029 (k)	147,080	14,939
Series K119, Class X1, IO, 0.93%, 9/25/2030 (k)	34,673	1,630
Series K124, Class XAM, IO, 0.94%, 1/25/2031 (k)	17,689	935
Series K129, Class X3, IO, 3.16%, 5/25/2031 (k)	26,500	4,628
Series K131, Class X1, IO, 0.73%, 7/25/2031 (k)	18,921	820
Series K131, Class X3, IO, 2.95%, 9/25/2031 (k)	19,369	3,179
Series K159, Class X1, IO, 0.12%, 11/25/2033 (k)	54,709	562
Series KX04, Class XFX, IO, 1.68%, 1/25/2034 (k)	75,730	4,198
Series K-1515, Class X1, IO, 1.51%, 2/25/2035 (k)	19,842	2,183
Series Q012, Class X, IO, 4.07%, 9/25/2035 (k)	30,741	5,277
Series K-1521, Class X1, IO, 0.98%, 8/25/2036 (k)	17,915	1,458
Series K-1521, Class X3, IO, 3.35%, 9/25/2039 (k)	10,834	2,937
Series K067, Class X3, IO, 2.11%, 9/25/2044 (k)	91,000	5,901
Series K727, Class X3, IO, 2.03%, 10/25/2044 (k)	15,000	106
Series K070, Class X3, IO, 2.04%, 12/25/2044 (k)	42,245	2,676
Series K724, Class X3, IO, 3.57%, 12/25/2044 (k)	361	—
Series K730, Class X3, IO, 2.03%, 2/25/2045 (k)	27,176	472
Series K065, Class X3, IO, 2.19%, 7/25/2045 (k)	13,000	810
Series K066, Class X3, IO, 2.16%, 8/25/2045 (k)	25,000	1,636
Series K728, Class X3, IO, 1.99%, 11/25/2045 (k)	5,013	59
Series K072, Class X3, IO, 2.14%, 12/25/2045 (k)	20,640	1,466
Series K089, Class X3, IO, 2.30%, 1/25/2046 (k)	132,506	12,553
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K087, Class X3, IO, 2.32%, 1/25/2046 (k)	89,384	8,043
Series K091, Class X3, IO, 2.28%, 4/25/2046 (k)	81,933	8,024
Series K078, Class X3, IO, 2.21%, 6/25/2046 (k)	2,680	213
Series K079, Class X3, IO, 2.26%, 7/25/2046 (k)	9,000	736
Series K097, Class X3, IO, 2.02%, 9/25/2046 (k)	93,876	8,338
Series K081, Class X3, IO, 2.24%, 9/25/2046 (k)	29,425	2,531
Series K082, Class X3, IO, 2.21%, 10/25/2046 (k)	49,000	4,331
Series K083, Class X3, IO, 2.29%, 11/25/2046 (k)	15,000	1,352
Series K103, Class X3, IO, 1.85%, 12/25/2046 (k)	80,100	6,791
Series K102, Class X3, IO, 1.89%, 12/25/2046 (k)	69,791	6,071
Series K104, Class X3, IO, 1.90%, 2/25/2047 (k)	45,985	4,125
Series K088, Class X3, IO, 2.35%, 2/25/2047 (k)	94,987	9,133
Series K735, Class X3, IO, 2.15%, 5/25/2047 (k)	40,000	1,750
Series K093, Class X3, IO, 2.21%, 5/25/2047 (k)	136,528	12,730
Series K092, Class X3, IO, 2.25%, 5/25/2047 (k)	103,000	10,153
Series K094, Class X3, IO, 2.12%, 7/25/2047 (k)	35,331	3,271
Series K095, Class X3, IO, 2.10%, 8/25/2047 (k)	91,253	8,320
Series K736, Class X3, IO, 2.01%, 9/25/2047 (k)	89,230	3,663
Series K116, Class X3, IO, 3.02%, 9/25/2047 (k)	23,000	3,464
Series K099, Class X3, IO, 1.95%, 10/25/2047 (k)	49,100	4,254
Series K098, Class X3, IO, 2.00%, 10/25/2047 (k)	145,702	12,608
Series K740, Class X3, IO, 2.48%, 11/25/2047 (k)	21,423	1,585
Series K737, Class X3, IO, 1.77%, 1/25/2048 (k)	74,853	3,228
Series K106, Class X3, IO, 1.91%, 3/25/2048 (k)	100,622	8,966
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	195

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series K105, Class X3, IO, 1.92%, 3/25/2048 (k)	118,746	11,229
Series K111, Class X3, IO, 3.18%, 4/25/2048 (k)	52,234	8,117
Series K108, Class X3, IO, 3.49%, 4/25/2048 (k)	63,492	10,442
Series K738, Class X3, IO, 3.31%, 5/25/2048 (k)	71,537	5,992
Series K109, Class X3, IO, 3.39%, 5/25/2048 (k)	13,770	2,285
Series K110, Class X3, IO, 3.40%, 6/25/2048 (k)	28,200	4,585
Series K112, Class X3, IO, 3.00%, 7/25/2048 (k)	47,630	6,999
Series K114, Class X3, IO, 2.74%, 8/25/2048 (k)	10,750	1,438
Series K117, Class X3, IO, 2.87%, 10/25/2048 (k)	36,500	5,287
Series K120, Class X3, IO, 2.74%, 11/25/2048 (k)	38,372	5,358
Series K121, Class X3, IO, 2.77%, 11/25/2048 (k)	52,192	7,537
Series K739, Class X3, IO, 2.81%, 11/25/2048 (k)	39,675	3,225
Series K122, Class X3, IO, 2.63%, 1/25/2049 (k)	36,631	4,944
Series K127, Class X3, IO, 2.65%, 3/25/2049 (k)	8,066	1,134
Series K743, Class X3, IO, 2.95%, 6/25/2049 (k)	5,000	509
Series Q014, Class X, IO, 2.79%, 10/25/2055 (k)	5,370	835
FIVE Mortgage Trust Series 2023-V1, Class XA, IO, 0.68%, 2/10/2056 (k)	50,969	1,160
FNMA ACES
Series 2015-M1, Class X2, IO, 0.50%, 9/25/2024 (k)	18,162	16
Series 2016-M12, Class X2, IO, 0.03%, 9/25/2026 (k)	65,797	26
Series 2019-M28, Class XAV3, IO, 1.15%, 2/25/2027 (k)	29,916	511
Series 2017-M8, Class X, IO, 0.09%, 5/25/2027 (k)	41,788	116
Series 2020-M10, Class X7, IO, 1.66%, 11/25/2027 (k)	29,750	1,297
Series 2020-M26, Class X3, IO, 1.73%, 1/25/2028 (k)	21,167	816
Series 2020-M4, Class 1X2, IO, 0.74%, 2/25/2028 (k)	14,108	338
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-M4, Class 1X3, IO, 1.02%, 2/25/2028 (k)	77,353	2,489
Series 2020-M33, Class X, IO, 2.00%, 6/25/2028 (k)	29,118	1,342
Series 2019-M30, Class X4, IO, 0.95%, 8/25/2028 (k)	24,099	366
Series 2020-M10, Class X6, IO, 1.38%, 8/25/2028 (k)	18,086	801
Series 2019-M31, Class X, IO, 1.30%, 9/25/2028 (k)	30,468	1,326
Series 2019-M30, Class X1, IO, 0.27%, 11/25/2028 (k)	84,302	765
Series 2020-M10, Class X3, IO, 1.30%, 11/25/2028 (k)	61,605	2,548
Series 2020-M10, Class X5, IO, 1.43%, 11/25/2028 (k)	54,161	2,472
Series 2019-M12, Class X, IO, 0.56%, 6/25/2029 (k)	142,778	2,249
Series 2019-M19, Class X2, IO, 0.63%, 9/25/2029 (k)	86,309	2,297
Series 2019-M32, Class X2, IO, 1.10%, 10/25/2029 (k)	28,338	1,312
Series 2019-M30, Class X2, IO, 0.03%, 12/25/2029 (k)	100,160	282
Series 2020-M3, Class X1, IO, 0.35%, 2/25/2030 (k)	16,781	273
Series 2019-M28, Class XA2, IO, 0.41%, 2/25/2030 (k)	17,315	295
Series 2019-M28, Class XA3, IO, 0.79%, 2/25/2030 (k)	30,923	984
Series 2020-M6, Class XD, IO, 1.05%, 2/25/2030 (k)	7,026	140
Series 2020-M19, Class X1, IO, 0.43%, 5/25/2030 (k)	29,324	569
Series 2020-M7, Class X, IO, 1.02%, 7/25/2030 (k)	30,876	1,309
Series 2020-M10, Class X1, IO, 1.77%, 12/25/2030 (k)	105,204	7,465
Series 2021-M16, Class X, IO, 0.69%, 1/1/2031 (k)	117,004	2,446
Series 2019-M21, Class X2, IO, 1.28%, 2/25/2031 (k)	69,212	3,437
Series 2020-M22, Class X, IO, 0.87%, 3/25/2031 (k)	73,403	2,721
Series 2020-M39, Class X2, IO, 1.55%, 8/25/2031 (k)	41,690	2,406
Series 2022-M2, Class X2, IO, 0.21%, 1/25/2032 (k)	66,066	842
SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2020-M21, Class XA, IO, 1.03%, 3/25/2032 (k)	67,818	4,001
Series 2020-M26, Class X1, IO, 0.50%, 4/25/2032 (k)	21,210	510
Series 2020-M37, Class X, IO, 1.03%, 4/25/2032 (k)	91,248	4,178
Series 2020-M47, Class X1, IO, 0.61%, 10/25/2032 (k)	60,676	1,251
Series 2020-M31, Class X1, IO, 0.85%, 10/25/2032 (k)	92,679	2,181
Series 2023-M8, Class A2, 4.47%, 3/25/2033 (k)	3,000	2,942
Series 2019-M30, Class X5, IO, 0.35%, 5/25/2033 (k)	117,456	1,939
Series 2019-M31, Class X1, IO, 1.09%, 4/25/2034 (k)	39,600	2,572
Series 2018-M15, Class X, IO, 0.66%, 1/25/2036 (k)	7,240	202
Series 2020-M6, Class XL, IO, 1.08%, 11/25/2049 (k)	31,520	1,834
FREMF Mortgage Trust
Series 2017-KF38, Class B, 7.95%, 9/25/2024 (a) (k)	172	170
Series 2017-KF41, Class B, 7.95%, 11/25/2024 (a) (k)	125	123
Series 2018-KL2B, Class CB, 3.83%, 1/25/2025 (a) (k)	7,208	6,709
Series 2018-KF49, Class B, 7.35%, 6/25/2025 (a) (k)	222	216
Series 2018-KC02, Class B, 4.10%, 7/25/2025 (a) (k)	2,520	2,403
Series 2018-KL3W, Class CW, 4.23%, 8/25/2025 (a) (k)	15,000	14,067
Series 2017-KL1P, Class BP, 3.37%, 10/25/2025 (a) (k)	11,000	10,225
Series 2018-KF53, Class B, 7.50%, 10/25/2025 (k)	492	477
Series 2018-KSL1, Class C, 3.98%, 11/25/2025 (a) (k)	15,000	13,753
Series 2018-KBX1, Class C, 3.61%, 1/25/2026 (a) (k)	7,500	6,459
Series 2019-KC03, Class B, 4.38%, 1/25/2026 (a) (k)	7,000	6,674
Series 2019-KF58, Class B, 7.60%, 1/25/2026 (a) (k)	338	329
Series 2019-KF60, Class B, 7.80%, 2/25/2026 (a) (k)	619	598
Series 2019-KC06, Class B, 3.82%, 9/25/2026 (a) (k)	7,609	6,974
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-KF24, Class B, 7.96%, 10/25/2026 (a) (k)	64	61
Series 2019-KF72, Class B, 7.55%, 11/25/2026 (a) (k)	2,706	2,558
Series 2020-KF74, Class B, 7.60%, 1/25/2027 (a) (k)	742	711
Series 2017-KL1E, Class BE, 3.91%, 2/25/2027 (a) (k)	9,625	8,481
Series 2017-KF33, Class B, 8.01%, 6/25/2027 (a) (k)	3,885	3,628
Series 2017-KF40, Class B, 8.15%, 11/25/2027 (a) (k)	124	116
Series 2018-KHG1, Class C, 3.82%, 12/25/2027 (a) (k)	26,000	23,192
Series 2018-KW06, Class C, 0.00%, 6/25/2028 (a)	12,000	8,770
Series 2018-KW06, Class X2A, IO, 0.10%, 6/25/2028 (a)	129,886	352
Series 2018-KW06, Class X2B, IO, 0.10%, 6/25/2028 (a)	16,000	55
Series 2018-KW06, Class B, 4.25%, 6/25/2028 (a) (k)	6,326	5,857
Series 21K-F116, Class CS, 11.73%, 6/25/2028 (a) (k)	28,566	28,427
Series 2018-KF50, Class B, 7.35%, 7/25/2028 (a) (k)	145	138
Series 2021-KHG3, Class BFX, 2.40%, 9/25/2028 (a) (k)	11,071	9,305
Series 2018-KF56, Class B, 7.90%, 11/25/2028 (a) (k)	274	251
Series 2019-KW08, Class B, 4.24%, 1/25/2029 (a) (k)	16,320	15,039
Series 2019-KF57, Class B, 7.70%, 1/25/2029 (a) (k)	1,017	957
Series 2019-KBF3, Class C, 10.20%, 1/25/2029 (a) (k)	9,043	8,431
Series 2019-KL05, Class BHG, 4.37%, 2/25/2029 (a) (k)	3,600	3,153
Series 2019-KL05, Class CHG, 4.37%, 2/25/2029 (a)	10,000	8,651
Series 2019-KG01, Class B, 4.16%, 4/25/2029 (a) (k)	3,000	2,579
Series 2019-KF61, Class B, 7.65%, 4/25/2029 (a) (k)	2,200	1,996
Series 2019-KW09, Class X2A, IO, 0.10%, 5/25/2029 (a)	256,097	878
Series 2019-KW09, Class B, 4.01%, 5/25/2029 (a) (k)	15,670	13,975
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	197

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2019-KF63, Class B, 7.80%, 5/25/2029 (a) (k)	4,186	3,691
Series 2019-KW09, Class C, PO, 6/25/2029 (a)	22,210	13,936
Series 2019-KW09, Class X2B, IO, 0.10%, 6/25/2029 (a)	20,000	80
Series 2019-KC05, Class B, 4.18%, 7/25/2029 (a) (k)	16,737	14,384
Series 2019-KF65, Class B, 7.85%, 7/25/2029 (a) (k)	3,777	3,382
Series 2019-KF66, Class B, 7.85%, 7/25/2029 (a) (k)	1,520	1,408
Series 2019-KF67, Class B, 7.70%, 8/25/2029 (a) (k)	3,246	3,046
Series 2019-KF67, Class C, 11.45%, 8/25/2029 (a) (k)	9,738	8,212
Series 2019-KF70, Class B, 7.75%, 9/25/2029 (a) (k)	921	859
Series 2019-KF71, Class B, 7.75%, 10/25/2029 (a) (k)	3,430	3,157
Series 2019-KF73, Class B, 7.90%, 11/25/2029 (a) (k)	6,527	6,086
Series 2020-KF75, Class B, 7.70%, 12/25/2029 (a) (k)	1,860	1,702
Series 2020-KF76, Class B, 8.20%, 1/25/2030 (a) (k)	1,402	1,314
Series 2018-KW07, Class C, PO, 10/25/2031 (a)	12,089	7,424
Series 2018-KW07, Class X2A, IO, 0.10%, 10/25/2031 (a)	147,805	392
Series 2018-KW07, Class X2B, IO, 0.10%, 10/25/2031 (a)	16,500	61
Series 2018-KW07, Class B, 4.08%, 10/25/2031 (a) (k)	1,000	845
Series 2023-KF149, Class CS, 11.48%, 12/25/2032 (a) (k)	9,497	9,754
Series 2018-K158, Class B, 4.27%, 10/25/2033 (a) (k)	1,750	1,510
Series 19K-1513, Class X2A, IO, 0.10%, 8/25/2034 (a)	288,795	1,867
Series 2018-K156, Class X2A, IO, 0.10%, 7/25/2036 (a)	148,477	880
Series 2016-K53, Class B, 4.02%, 3/25/2049 (a) (k)	69	67
Series 2017-K728, Class C, 3.72%, 11/25/2050 (a) (k)	105	103
Series 2018-K75, Class D, PO, 4/25/2051 (a)	30,000	20,204
Series 2018-K75, Class X2A, IO, 0.10%, 4/25/2051 (a)	472,280	1,341
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-K75, Class X2B, IO, 0.10%, 4/25/2051 (a)	114,000	356
FRR Re-REMIC Trust
Series 2018-C1, Class CK43, PO, 2/27/2048 (a)	9,400	8,547
Series 2018-C1, Class BK43, 2.72%, 2/27/2048 (a) (k)	12,434	11,796
Series 2018-C1, Class A725, 1.47%, 2/27/2050 (a) (k)	757	753
Series 2018-C1, Class B725, 1.68%, 2/27/2050 (a) (k)	2,225	2,200
GNMA
Series 2012-89, IO, 0.10%, 12/16/2053 (k)	8,219	5
Series 2014-88, Class AJ, 2.99%, 3/16/2055 (k)	6,518	5,680
Series 2015-104, IO, 0.09%, 5/16/2055 (k)	7,285	32
Series 2017-53, IO, 0.53%, 11/16/2056 (k)	18,513	455
Series 2017-76, IO, 0.78%, 12/16/2056 (k)	6,150	248
Series 2023-127, IO, 0.42%, 7/16/2057 (k)	476,815	7,720
Series 2017-16, IO, 0.38%, 9/16/2058 (k)	14,356	264
Series 2017-70, IO, 0.39%, 2/16/2059 (k)	4,394	111
Series 2018-45, IO, 0.54%, 3/16/2059 (k)	13,687	433
Series 2017-105, IO, 0.52%, 5/16/2059 (k)	15,156	479
Series 2017-35, IO, 0.64%, 5/16/2059 (k)	7,491	264
Series 2017-148, IO, 0.54%, 7/16/2059 (k)	13,262	404
Series 2023-108, IO, 0.70%, 8/16/2059 (k)	229,839	8,117
Series 2017-171, IO, 0.65%, 9/16/2059 (k)	2,194	77
Series 2018-57, IO, 0.41%, 10/16/2059 (k)	56,569	1,719
Series 2018-4, IO, 0.57%, 10/16/2059 (k)	4,149	138
Series 2018-9, IO, 0.44%, 1/16/2060 (k)	76,902	2,301
Series 2019-67, IO, 0.91%, 2/16/2060 (k)	8,255	433
Series 2018-106, IO, 0.65%, 4/16/2060 (k)	6,712	306
Series 2019-109, IO, 0.80%, 4/16/2060 (k)	29,845	1,569
Series 2018-119, IO, 0.67%, 5/16/2060 (k)	7,816	408
Series 2018-85, IO, 0.55%, 7/16/2060 (k)	8,756	272
Series 2018-98, IO, 0.45%, 8/16/2060 (k)	36,571	1,124
Series 2019-9, IO, 0.88%, 8/16/2060 (k)	12,436	603
Series 2020-184, IO, 0.91%, 11/16/2060 (k)	9,292	591
Series 2021-82, Class TA, IF, IO, 3.64%, 4/16/2061 (k)	15,700	743
Series 2019-32, IO, 0.60%, 5/16/2061 (k)	50,002	2,200
Series 2021-95, Class TA, IF, IO, 3.37%, 6/1/2061 (k)	53,566	2,319
Series 2019-53, Class IA, IO, 0.77%, 6/16/2061 (k)	4,480	216
Series 2021-147, IO, 0.99%, 6/16/2061 (k)	30,768	2,182
SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2021-123, Class SA, IF, IO, 3.63%, 6/16/2061 (k)	46,258	1,833
Series 2019-155, IO, 0.53%, 7/16/2061 (k)	104,397	4,009
Series 2021-218, IO, 0.96%, 10/16/2061 (k)	15,573	948
Series 2021-178, Class SA, IF, IO, 3.60%, 10/16/2061 (k)	75,181	4,400
Series 2020-28, IO, 0.82%, 11/16/2061 (k)	17,752	953
Series 2020-56, IO, 0.97%, 11/16/2061 (k)	47,168	2,726
Series 2020-124, IO, 0.99%, 12/16/2061 (k)	8,780	567
Series 2019-130, IO, 0.68%, 1/16/2062 (k)	8,756	421
Series 2019-144, IO, 0.79%, 1/16/2062 (k)	14,158	768
Series 2020-40, IO, 0.88%, 1/16/2062 (k)	40,366	2,219
Series 2020-14, IO, 0.59%, 2/16/2062 (k)	92,222	3,941
Series 2020-27, IO, 0.69%, 3/16/2062 (k)	25,893	1,191
Series 2020-143, Class IB, IO, 0.87%, 3/16/2062 (k)	48,488	2,560
Series 2020-10, IO, 0.58%, 4/16/2062 (k)	34,132	1,387
Series 2020-23, IO, 0.66%, 4/16/2062 (k)	95,721	4,460
Series 2020-70, IO, 0.76%, 4/16/2062 (k)	48,737	2,532
Series 2020-38, IO, 0.82%, 4/16/2062 (k)	47,899	2,751
Series 2020-54, IO, 0.92%, 4/16/2062 (k)	163,924	9,416
Series 2020-120, IO, 0.76%, 5/16/2062 (k)	8,306	465
Series 2020-91, Class IU, IO, 0.99%, 5/16/2062 (k)	71,980	4,636
Series 2020-72, IO, 1.04%, 5/16/2062 (k)	109,385	6,859
Series 2020-50, IO, 0.49%, 6/16/2062 (k)	45,777	1,880
Series 2020-106, Class IC, IO, 0.84%, 6/16/2062 (k)	72,191	4,172
Series 2020-108, IO, 0.85%, 6/16/2062 (k)	33,769	1,910
Series 2020-147, IO, 0.91%, 6/16/2062 (k)	171,804	10,579
Series 2020-194, IO, 1.08%, 6/16/2062 (k)	13,000	891
Series 2020-169, IO, 0.85%, 7/16/2062 (k)	360,681	21,626
Series 2020-64, IO, 1.17%, 7/16/2062 (k)	34,839	2,662
Series 2020-161, IO, 1.05%, 8/16/2062 (k)	20,784	1,379
Series 2020-111, IO, 0.88%, 9/15/2062 (k)	17,013	970
Series 2020-158, IO, 0.77%, 9/16/2062 (k)	54,742	2,993
Series 2021-88, IO, 0.79%, 9/16/2062 (k)	275,107	15,782
Series 2020-114, IO, 0.80%, 9/16/2062 (k)	75,871	4,303
Series 2021-3, IO, 0.87%, 9/16/2062 (k)	201,954	12,185
Series 2020-192, IO, 0.95%, 9/16/2062 (k)	63,098	3,996
Series 2021-33, IO, 0.84%, 10/16/2062 (k)	182,391	10,971
Series 2021-102, IO, 0.85%, 10/16/2062 (k)	26,355	1,532
Series 2021-71, IO, 0.87%, 10/16/2062 (k)	168,730	10,286
Series 2020-128, IO, 0.91%, 10/16/2062 (k)	57,264	3,550
Series 2021-80, IO, 0.90%, 12/16/2062 (k)	63,599	4,199
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-150, IO, 0.96%, 12/16/2062 (k)	84,064	5,386
Series 2021-11, Class IX, IO, 1.16%, 12/16/2062 (k)	18,202	1,375
Series 2021-48, Class HT, IF, IO, 1.36%, 12/16/2062 (k)	85,465	2,515
Series 2021-40, IO, 0.82%, 2/16/2063 (k)	49,201	2,937
Series 2021-120, IO, 0.99%, 2/16/2063 (k)	53,491	3,665
Series 2021-62, Class SA, IF, IO, 3.37%, 2/16/2063 (k)	106,079	5,712
Series 2020-145, IO, 0.73%, 3/16/2063 (k)	35,062	1,813
Series 2021-101, IO, 0.68%, 4/16/2063 (k)	84,287	4,413
Series 2021-106, IO, 0.86%, 4/16/2063 (k)	88,548	5,682
Series 2021-151, IO, 0.92%, 4/16/2063 (k)	104,901	6,949
Series 2021-168, IO, 0.80%, 5/16/2063 (k)	143,006	8,415
Series 2021-126, IO, 0.85%, 5/16/2063 (k)	15,032	949
Series 2021-22, IO, 0.98%, 5/16/2063 (k)	53,802	3,609
Series 2021-10, IO, 0.99%, 5/16/2063 (k)	25,474	1,709
Series 2021-170, IO, 0.99%, 5/16/2063 (k)	14,905	1,049
Series 2024-32, IO, 0.71%, 6/16/2063 (k)	89,000	4,002
Series 2021-141, Class SA, IF, IO, 3.65%, 6/16/2063 (k)	47,141	1,920
Series 2021-133, IO, 0.88%, 7/16/2063 (k)	88,057	5,692
Series 2021-181, IO, 0.97%, 7/16/2063 (k)	208,346	14,075
Series 2021-61, IO, 1.04%, 8/16/2063 (k)	42,042	2,853
Series 2023-15, Class AB, 4.00%, 8/16/2063 (k)	8,888	8,283
Series 2023-179, IO, 0.61%, 9/16/2063 (k)	253,546	10,300
Series 2021-112, IO, 0.95%, 10/16/2063 (k)	17,987	1,239
Series 2021-148, IO, 1.06%, 10/16/2063 (k)	66,285	5,043
Series 2021-110, IO, 0.87%, 11/16/2063 (k)	2,817	180
Series 2021-180, IO, 0.91%, 11/16/2063 (k)	19,595	1,322
Series 2021-185, IO, 1.10%, 11/16/2063 (k)	38,573	3,052
Series 2021-167, IO, 0.87%, 12/16/2063 (k)	64,400	4,388
Series 2021-224, IO, 0.78%, 4/16/2064 (k)	81,315	5,140
Series 2022-149, IO, 0.45%, 6/16/2064 (k)	49,112	2,157
Series 2022-134, IO, 0.51%, 6/16/2064 (k)	29,384	1,342
Series 2022-52, IO, 0.77%, 6/16/2064 (k)	150,416	8,324
Series 2022-141, IO, 0.78%, 6/16/2064 (k)	11,831	815
Series 2022-210, IO, 0.70%, 7/16/2064 (k)	35,521	2,239
Series 2022-199, IO, 0.76%, 7/16/2064 (k)	32,557	2,081
Series 2023-15, IO, 0.92%, 8/16/2064 (k)	32,360	2,391
Series 2023-26, IO, 0.97%, 4/16/2065 (k)	59,456	4,200
Series 2023-126, IO, 0.88%, 7/16/2065 (k)	63,844	4,677
Series 2023-46, IO, 1.16%, 7/16/2065 (k)	20,000	1,623
GNMA, STRIPS Series 3, Class 23, IO, 1.40%, 9/16/2045	32,109	2,346
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	199

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
GS Mortgage Securities Trust
Series 2012-GCJ9, Class D, 4.75%, 11/10/2045 (a) (k)	329	300
Series 2015-GC28, Class D, 4.31%, 2/10/2048 (a) (k)	2,000	1,803
Series 2015-GC32, Class D, 3.35%, 7/10/2048	4,521	3,932
Series 2017-GS5, Class D, 3.51%, 3/10/2050 (a) (k)	5,547	2,735
Series 2015-GC30, Class D, 3.38%, 5/10/2050	4,000	3,093
Series 2019-GC40, Class E, 3.00%, 7/10/2052 (a)	4,950	2,867
Series 2019-GC42, Class D, 2.80%, 9/10/2052 (a)	11,880	7,796
Series 2019-GSA1, Class XB, IO, 0.30%, 11/10/2052 (k)	39,035	616
Series 2020-GC45, Class XA, IO, 0.66%, 2/13/2053 (k)	73,763	2,035
Series 2020-GC45, Class D, 2.85%, 2/13/2053 (a) (k)	3,000	2,018
Series 2020-GC45, Class E, 2.85%, 2/13/2053 (a) (k)	7,000	4,148
Series 2020-GC47, Class XA, IO, 1.13%, 5/12/2053 (k)	80,571	4,310
Series 2020-GSA2, Class XA, IO, 1.71%, 12/12/2053 (a) (k)	184,753	14,754
Series 2020-GSA2, Class D, 2.25%, 12/12/2053 (a)	18,158	10,744
Series 2020-GSA2, Class E, 2.25%, 12/12/2053 (a)	4,000	1,943
Harvest Commercial Capital Loan Trust Series 2019-1, Class A, 3.29%, 9/25/2046 (a) (k)	1,479	1,456
Hunt Companies Finance Trust, Inc. 7.25%, 2/13/2025 ‡	7,000	6,682
ILPT Commercial Mortgage Trust Series 2022-LPF2, Class E, 11.26%, 10/15/2039 (a) (k)	8,760	8,422
JPMBB Commercial Mortgage Securities Trust
Series 2013-C15, Class E, 3.50%, 11/15/2045 (a)	3,000	2,375
Series 2015-C31, Class B, 4.62%, 8/15/2048 (k)	2,000	1,755
Series 2015-C31, Class C, 4.62%, 8/15/2048 (k)	5,000	4,082
Series 2015-C33, Class D2, 4.14%, 12/15/2048 (a) (k)	1,000	848
Series 2015-C33, Class C, 4.64%, 12/15/2048 (k)	3,350	2,951
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-C1, Class D1, 4.20%, 3/17/2049 (a) (k)	1,500	1,277
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP5, Class XB, IO, 0.43%, 3/15/2050 (k)	31,917	407
Series 2017-JP5, Class C, 3.75%, 3/15/2050 (k)	1,550	1,240
Series 2017-JP5, Class D, 4.50%, 3/15/2050 (a) (k)	4,669	3,523
Series 2017-JP7, Class D, 4.38%, 9/15/2050 (a) (k)	367	279
JPMCC Re-REMIC Trust Series 2015-FRR2, Class BK39, PO, 8/27/2047 ‡ (a)	1,500	1,441
JPMDB Commercial Mortgage Securities Trust Series 2019-COR6, Class D, 2.50%, 11/13/2052 (a)	9,875	5,812
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C16, Class D, 4.94%, 12/15/2046 (a) (k)	2,052	1,814
Series 2015-JP1, Class C, 4.72%, 1/15/2049 (k)	1,000	885
Series 2016-JP3, Class D, 3.42%, 8/15/2049 (a) (k)	8,122	5,525
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 (k)	88	33
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C15, Class D, 4.90%, 4/15/2047 (a) (k)	681	681
Series 2014-C16, Class B, 4.35%, 6/15/2047 (k)	11,000	10,717
Series 2014-C16, Class C, 4.78%, 6/15/2047 (k)	2,300	1,966
Series 2014-C17, Class C, 4.41%, 8/15/2047 (k)	4,000	3,821
Series 2014-C17, Class D, 4.65%, 8/15/2047 (a) (k)	9,393	8,818
Series 2015-C27, Class E, 3.24%, 12/15/2047 (a) (k)	2,500	1,808
Series 2015-C27, Class F, 3.24%, 12/15/2047 (a) (k)	6,334	4,140
Series 2014-C19, Class D, 3.25%, 12/15/2047 (a)	2,000	1,762
Series 2014-C19, Class E, 3.25%, 12/15/2047 (a)	6,500	5,376
Series 2014-C19, Class C, 4.00%, 12/15/2047	3,000	2,850
Series 2015-C20, Class D, 3.07%, 2/15/2048 (a)	5,086	4,590
SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2015-C21, Class XA, IO, 0.83%, 3/15/2048 (k)	18,864	80
Series 2015-C21, Class B, 3.85%, 3/15/2048 (k)	4,000	3,712
Series 2015-C24, Class D, 3.26%, 5/15/2048 (a)	8,000	6,883
Series 2015-C26, Class D, 3.06%, 10/15/2048 (a)	4,000	3,080
Series 2016-C31, Class B, 3.88%, 11/15/2049 (k)	4,350	3,827
Series 2016-C31, Class C, 4.26%, 11/15/2049 (k)	1,000	838
Series 2015-C23, Class D, 4.14%, 7/15/2050 (a) (k)	1,500	1,277
Morgan Stanley Capital I Series 2017-HR2, Class C, 4.32%, 12/15/2050 (k)	1,200	1,084
Morgan Stanley Capital I Trust
Series 2018-MP, Class D, 4.28%, 7/11/2040 (a) (k)	1,000	683
Series 2016-UB11, Class C, 3.69%, 8/15/2049 (k)	2,000	1,808
Series 2019-L3, Class D, 2.50%, 11/15/2052 (a)	4,500	2,966
Series 2020-L4, Class D, 2.50%, 2/15/2053 (a)	7,175	4,848
Series 2020-HR8, Class XA, IO, 1.83%, 7/15/2053 (k)	19,433	1,688
Series 2021-L5, Class XB, IO, 0.71%, 5/15/2054 (k)	60,000	2,566
Series 2021-L5, Class E, 2.50%, 5/15/2054 (a)	4,234	2,273
Series 2021-L5, Class C, 3.16%, 5/15/2054	6,000	4,600
Series 2021-L6, Class D, 2.50%, 6/15/2054 (a) (k)	13,685	8,495
Series 2021-L6, Class E, 2.50%, 6/15/2054 (a) (k)	5,500	2,949
Series 2021-L7, Class E, 2.50%, 10/15/2054 (a)	8,091	4,266
MRCD MARK Mortgage Trust
Series 2019-PARK, Class G, 2.72%, 12/15/2036 (a)	13,337	6,402
Series 2019-PARK, Class J, 4.25%, 12/15/2036 (a)	20,000	7,000
MSWF Commercial Mortgage Trust Series 2023-2, Class A5, 6.01%, 12/15/2056 (k)	33,841	36,047
Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 8.69%, 10/25/2049 (a) (k)	41,817	41,140
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-01, Class M10, 9.19%, 3/25/2050 (a) (k)	55,719	55,026
Series 2023-01, Class M7, 9.32%, 11/25/2053 (a) (k)	3,496	3,562
Series 2023-01, Class M10, 11.82%, 11/25/2053 (a) (k)	8,375	8,658
NW Re-REMIC TRUST Series 2021-FRR1, Class BK88, 2.66%, 12/18/2051 (a) (k)	8,000	6,253
NYC Commercial Mortgage Trust Series 2021-909, Class E, 3.21%, 4/10/2043 (a) (k)	5,000	1,839
Octagon 66 Ltd. (Cayman Islands) Series 19K-1510, Class X2B, IO, 0.10%, 1/25/2034 (a)	81,410	547
P -stlb Series 2019-STL B9.25%, 10/11/2026 ‡	7,700	7,392
SBALR Commercial Mortgage Trust
Series 2020-RR1, Class XA, IO, 1.23%, 2/13/2053 (a) (k)	82,267	4,453
Series 2020-RR1, Class B, 3.48%, 2/13/2053 (a)	11,440	9,289
Series 2020-RR1, Class C, 3.98%, 2/13/2053 (a) (k)	4,750	3,633
Series 2020-RR1, Class D, 4.06%, 2/13/2053 (a) (k)	9,750	6,550
Series RR Trust Series 2015-1, Class B, PO, 4/26/2048 (a)	14,737	13,533
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B, 3.93%, 10/10/2048	2,000	1,794
UBS Commercial Mortgage Trust
Series 2017-C1, Class C, 4.44%, 6/15/2050	5,330	4,602
Series 2017-C2, Class C, 4.30%, 8/15/2050 (k)	7,250	6,288
Series 2018-C11, Class XB, IO, 0.25%, 6/15/2051 (k)	100,000	1,319
Series 2018-C11, Class B, 4.71%, 6/15/2051 (k)	5,000	4,368
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (a) (k)	1,315	1,253
Series 2018-2, Class M2, 4.51%, 10/26/2048 (a) (k)	97	86
Series 2018-2, Class M3, 4.72%, 10/26/2048 (a) (k)	178	151
Series 2019-1, Class A, 3.76%, 3/25/2049 (a) (k)	1,332	1,236
Series 2019-1, Class M1, 3.94%, 3/25/2049 (a) (k)	2,787	2,472
Series 2019-3, Class A, 3.03%, 10/25/2049 (a) (k)	2,643	2,499
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	201

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2021-1, Class M1, 1.79%, 5/25/2051 (a) (k)	2,920	2,365
Series 2021-1, Class M2, 2.26%, 5/25/2051 (a) (k)	1,968	1,588
Series 2022-2, Class A, 4.67%, 4/25/2052 (a) (k)	2,847	2,613
Series 2022-3, Class A, 5.22%, 6/25/2052 (a) (k)	4,912	4,695
Series 2022-4, Class A, 5.63%, 8/25/2052 (a) (k)	5,142	4,942
Washington State Housing Finance Commission Series 2021-1, Class X, IO, 0.73%, 12/20/2035 (k)	91,134	4,091
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class D, 3.96%, 12/15/2047 (a) (k)	7,952	7,193
Series 2015-C26, Class D, 3.59%, 2/15/2048 (a)	3,000	2,786
Series 2015-C27, Class C, 3.89%, 2/15/2048	3,500	3,006
Series 2015-NXS1, Class E, 2.88%, 5/15/2048 (a) (k)	9,230	7,330
Series 2015-C29, Class D, 4.22%, 6/15/2048 (k)	4,000	3,398
Series 2017-RB1, Class D, 3.40%, 3/15/2050 (a)	1,500	794
Series 2017-C38, Class D, 3.00%, 7/15/2050 (a)	4,500	3,206
Series 2018-C44, Class XB, IO, 0.17%, 5/15/2051 (k)	70,000	491
Series 2018-C44, Class D, 3.00%, 5/15/2051 (a)	1,250	875
Series 2018-C46, Class D, 3.00%, 8/15/2051 (a)	1,890	1,267
Series 2019-C52, Class XA, IO, 1.60%, 8/15/2052 (k)	15,179	902
Series 2020-C55, Class D, 2.50%, 2/15/2053 (a)	4,500	2,760
Series 2020-C55, Class E, 2.50%, 2/15/2053 (a)	6,850	3,433
Series 2021-C59, Class D, 2.50%, 4/15/2054 (a)	2,500	1,552
Series 2022-C62, Class C, 4.35%, 4/15/2055 (k)	2,500	1,964
Series 2015-NXS3, Class D, 3.15%, 9/15/2057 (a)	2,000	1,852
Series 2015-NXS2, Class D, 4.28%, 7/15/2058 (k)	2,226	1,339
Series 2015-LC22, Class D, 4.54%, 9/15/2058 (k)	5,107	4,580
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-C32, Class D, 3.79%, 1/15/2059 (a) (k)	4,000	3,424
WFRBS Commercial Mortgage Trust Series 2014-C22, Class D, 3.90%, 9/15/2057 (a) (k)	1,440	721
Total Commercial Mortgage-Backed Securities (Cost $2,690,454)		2,319,095
Asset-Backed Securities — 17.9%
ABFC Trust Series 2002-OPT1, Class M1, 6.53%, 5/25/2032 (k)	97	98
ACC, 0.00%, 6/15/2026 ‡	15,881	1,588
ACC Trust
Series 2021-1, Class C, 2.08%, 12/20/2024 (a)	603	601
Series 2021-1, Class D, 5.25%, 3/22/2027 (a)	13,004	10,504
Series 2022-1, Class D, 6.65%, 10/20/2028 (a)	9,131	303
Accelerated Assets LLC
Series 2018-1, Class B, 4.51%, 12/2/2033 (a)	127	124
Series 2018-1, Class C, 6.65%, 12/2/2033 (a)	276	271
Accelerated LLC
Series 2021-1H, Class A, 1.35%, 10/20/2040 (a)	1,489	1,358
Series 2021-1H, Class B, 1.90%, 10/20/2040 (a)	1,831	1,672
Series 2021-1H, Class D, 3.58%, 10/20/2040 (a)	2,519	2,295
ACHV ABS TRUST Series 2023-2PL, Class B, 6.88%, 5/20/2030 (a)	2,095	2,098
Affirm Asset Securitization Trust
Series 2022-X1, Class CERT, 0.00%, 2/15/2027 ‡ (a)	12	83
Series 2022-A, Class 1D, 5.53%, 5/17/2027 (a)	8,505	8,386
Series 2022-A, Class 1E, 8.04%, 5/17/2027 (a)	9,040	9,027
Series 2022-A, Class E, 8.04%, 5/17/2027 (a)	7,840	7,829
Series 2023-A, Class 1A, 6.61%, 1/18/2028 (a)	3,735	3,758
Series 2023-B, Class A, 6.82%, 9/15/2028 (a)	15,316	15,536
Air Canada Pass-Through Trust (Canada) Series 2020-2, Class B, 9.00%, 10/1/2025 (a)	679	690
American Airlines Pass-Through Trust Series 2021-1, Class B, 3.95%, 7/11/2030	4,155	3,807
American Credit Acceptance Receivables Trust
Series 2023-4, Class B, 6.63%, 2/14/2028 (a)	3,226	3,263
Series 2022-1, Class E, 3.64%, 3/13/2028 (a)	10,316	9,765
Series 2022-2, Class E, 6.57%, 6/13/2028 (a)	12,853	12,520
SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2022-3, Class D, 5.83%, 10/13/2028 (a)	4,333	4,322
Series 2023-1, Class D, 6.35%, 4/12/2029 (a)	5,575	5,578
Series 2024-1, Class C, 5.63%, 1/14/2030 (a)	3,450	3,435
Series 2024-1, Class D, 5.86%, 5/13/2030 (a)	2,500	2,488
Series 2023-4, Class D, 7.65%, 9/12/2030 (a)	6,700	6,909
AMSR Trust
Series 2020-SFR1, Class H, 5.30%, 4/17/2037 (a)	9,960	9,616
Series 2020-SFR2, Class E2, 4.28%, 7/17/2037 (a)	10,005	9,660
Series 2020-SFR2, Class H, 5.25%, 7/17/2037 (a)	7,500	7,204
Series 2020-SFR4, Class E1, 2.21%, 11/17/2037 (a)	2,325	2,165
Series 2020-SFR5, Class F, 2.69%, 11/17/2037 (a)	18,177	17,031
Series 2020-SFR4, Class F, 2.86%, 11/17/2037 (a)	15,556	14,557
Series 2020-SFR5, Class G, 4.11%, 11/17/2037 (a)	7,300	6,827
Series 2019-SFR1, Class F, 3.87%, 1/19/2039 (a)	5,310	4,889
Series 2019-SFR1, Class G, 4.86%, 1/19/2039 (a)	2,125	1,979
Series 2019-SFR1, Class H, 6.04%, 1/19/2039 (a)	2,125	2,028
Series 2022-SFR1, Class E2, 4.64%, 3/17/2039 (a)	9,913	9,147
Series 2022-SFR1, Class F, 6.02%, 3/17/2039 (a)	9,913	9,116
Aqua Finance Trust
Series 2019-A, Class C, 4.01%, 7/16/2040 (a)	5,354	4,925
Series 2020-AA, Class C, 3.97%, 7/17/2046 (a)	4,250	3,799
AREIT Trust Series 2021-CRE5, Class D, 8.08%, 11/17/2038 ‡ (a) (k)	12,500	11,778
Avis Budget Rental Car Funding AESOP LLC
Series 2020-1A, Class D, 3.34%, 8/20/2026 (a)	10,500	9,876
Series 2024-1A, Class A, 5.36%, 6/20/2030 (a)	4,545	4,548
Series 2024-1A, Class B, 5.85%, 6/20/2030 (a)	2,115	2,109
Series 2024-1A, Class C, 6.48%, 6/20/2030 (a)	2,500	2,518
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ballyrock CLO Ltd. (Cayman Islands)
Series 2020-2A, Class A2R, 7.13%, 10/20/2031 (a) (k)	4,420	4,417
Series 2020-2A, Class DR, 11.73%, 10/20/2031 (a) (k)	2,250	2,234
Bridgecrest Lending Auto Securitization Trust Series 2023-1, Class B, 6.80%, 8/15/2029	4,814	4,910
British Airways Pass-Through Trust (United Kingdom) Series 2020-1, Class B, 8.38%, 11/15/2028 (a)	758	789
BSPRT Issuer Ltd. (Cayman Islands)
Series 2021-FL7, Class D, 8.18%, 12/15/2038 (a) (k)	8,700	8,230
Series 2021-FL7, Class E, 8.83%, 12/15/2038 (a) (k)	225	208
Business Jet Securities LLC
Series 2020-1A, Class B, 3.97%, 11/15/2035 ‡ (a)	1,716	1,659
Series 2020-1A, Class C, 7.14%, 11/15/2035 ‡ (a)	1,612	1,591
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (a)	2,099	1,948
Series 2021-1A, Class C, 5.07%, 4/15/2036 ‡ (a)	1,467	1,405
BXG Receivables Note Trust Series 2018-A, Class C, 4.44%, 2/2/2034 (a)	633	608
Camden, 8.50%, 9/15/2031 ‡	10,216	9,718
CarNow Auto Receivables Trust Series 2022-1A, Class E, 8.29%, 8/15/2028 (a)	5,770	5,656
Cars Net Lease Mortgage Notes Series 2020-1A, Class A3, 3.10%, 12/15/2050 (a)	2,756	2,390
CARS-DB4 LP
Series 2020-1A, Class A4, 3.19%, 2/15/2050 (a)	3,453	3,327
Series 2020-1A, Class A5, 3.48%, 2/15/2050 (a)	2,959	2,696
Series 2020-1A, Class B1, 4.17%, 2/15/2050 (a)	3,500	3,366
Series 2020-1A, Class B2, 4.52%, 2/15/2050 (a)	4,290	3,889
Series 2020-1A, Class B3, 4.95%, 2/15/2050 (a)	4,510	3,736
CARS-DB5 LP Series 2021-1A, Class A2, 2.28%, 8/15/2051 (a)	5,920	4,570
Carvana Auto Receivables Trust
Series 2019-2A, Class E, 5.01%, 4/15/2026 (a)	1,156	1,154
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	203

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2019-3A, Class E, 4.60%, 7/15/2026 (a)	6,494	6,462
Series 2019-4A, Class E, 4.70%, 10/15/2026 (a)	6,301	6,265
Cascade MH Asset Trust
Series 2019-MH1, Class A, 4.00%, 11/25/2044 (a) (k)	5,280	5,064
Series 2022-MH1, Class A, 4.25%, 8/25/2054 ‡ (a) (i)	9,246	8,358
Centex Home Equity Loan Trust Series 2004-A, Class AF4, 5.01%, 8/25/2032 (i)	147	144
CFIN Issuer LLC
Series 2022-RTL1, Class AA, 3.25%, 2/16/2026 ‡ (a)	6,909	6,632
Series 2022-RTL1, Class AB, 5.00%, 2/16/2026 ‡ (a)	6,909	6,739
Conn's Receivables Funding LLC
Series 2021-A, Class C, 4.59%, 5/15/2026 (a)	353	352
Series 2022-A, Class B, 9.52%, 12/15/2026 (a)	887	889
Series 2023-A, Class B, 10.00%, 1/17/2028 (a)	1,390	1,404
CoreVest American Finance Trust
Series 2019-1, Class E, 5.59%, 3/15/2052 (a) (k)	1,493	1,411
Series 2019-2, Class E, 5.22%, 6/15/2052 (a) (k)	5,576	4,910
Series 2019-3, Class XB, IO, 1.37%, 10/15/2052 (a) (k)	53,875	3,372
Series 2019-3, Class XA, IO, 2.02%, 10/15/2052 (a) (k)	21,169	337
Series 2019-3, Class D, 3.76%, 10/15/2052 (a)	8,689	7,585
Series 2019-3, Class E, 4.72%, 10/15/2052 (a) (k)	5,810	4,986
Credit Acceptance Auto Loan Trust
Series 2022-1A, Class C, 5.70%, 10/15/2032 (a)	808	794
Series 2022-3A, Class A, 6.57%, 10/15/2032 (a)	7,917	7,974
Series 2022-3A, Class D, 9.00%, 4/18/2033 (a)	22,000	22,234
Series 2023-2A, Class A, 5.92%, 5/16/2033 (a)	2,000	2,007
Series 2023-3A, Class B, 7.09%, 10/17/2033 (a)	2,295	2,331
Series 2023-5A, Class A, 6.13%, 12/15/2033 (a)	7,750	7,785
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2023-5A, Class B, 6.71%, 2/15/2034 (a)	3,866	3,898
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-4, Class M1, 6.16%, 7/25/2034 (k)	349	348
DataBank Issuer Series 2021-1A, Class C, 4.43%, 2/27/2051 (a)	3,800	3,134
Diversified Abs Phase III LLC Series 2022-1, 4.88%, 4/28/2039 ‡ (a)	24,071	21,674
DT Auto Owner Trust
Series 2022-3A, Class C, 7.69%, 7/17/2028 (a)	9,815	10,019
Series 2023-1A, Class B, 5.19%, 10/16/2028 (a)	1,067	1,060
Series 2022-1A, Class E, 5.53%, 3/15/2029 (a)	11,700	11,210
Elara HGV Timeshare Issuer LLC
Series 2019-A, Class C, 3.45%, 1/25/2034 (a)	704	668
Series 2021-A, Class D, 3.32%, 8/27/2035 (a)	1,872	1,702
Exeter Automobile Receivables Trust
Series 2019-4A, Class E, 3.56%, 10/15/2026 (a)	11,000	10,907
Series 2023-1A, Class C, 5.82%, 2/15/2028	3,100	3,095
Series 2023-2A, Class C, 5.75%, 7/17/2028	3,000	2,993
Series 2023-4A, Class C, 6.51%, 8/15/2028	3,520	3,568
Series 2022-3A, Class D, 6.76%, 9/15/2028	13,600	13,723
Series 2021-3A, Class E, 3.04%, 12/15/2028 (a)	2,845	2,638
Series 2022-4A, Class D, 5.98%, 12/15/2028	1,113	1,110
Series 2022-6A, Class D, 8.03%, 4/6/2029	4,232	4,410
Series 2023-2A, Class D, 6.32%, 8/15/2029	3,000	3,017
Series 2022-1A, Class E, 5.02%, 10/15/2029 (a)	1,330	1,246
Series 2022-2A, Class E, 6.34%, 10/15/2029 (a)	23,000	22,179
Series 2023-4A, Class D, 6.95%, 12/17/2029	5,000	5,106
Series 2022-4A, Class E, 8.23%, 3/15/2030 (a)	1,138	1,150
Series 2023-1A, Class E, 12.07%, 9/16/2030 (a)	4,350	4,921
FirstKey Homes Trust
Series 2020-SFR1, Class F1, 3.64%, 8/17/2037 (a)	1,902	1,808
Series 2020-SFR1, Class F2, 4.28%, 8/17/2037 (a)	9,000	8,576
Series 2020-SFR2, Class F1, 3.02%, 10/19/2037 (a)	15,000	14,080
SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2020-SFR2, Class F2, 3.12%, 10/19/2037 (a)	13,000	12,174
Series 2021-SFR1, Class F1, 3.24%, 8/17/2038 (a)	7,333	6,587
Flagship Credit Auto Trust
Series 2019-1, Class D, 4.08%, 2/18/2025 (a)	39	39
Series 2019-3, Class E, 3.84%, 12/15/2026 (a)	1,950	1,893
Series 2019-2, Class E, 4.52%, 12/15/2026 (a)	4,500	4,412
Series 2021-3, Class E, 3.32%, 12/15/2028 (a)	6,401	5,304
Series 2022-3, Class E, 7.95%, 10/15/2029 (a)	4,000	3,826
FMC GMSR Issuer Trust
Series 2021-SAT1, 3.65%, 3/25/2024 ‡ (a) (k)	29,500	29,304
Series 2020-GT1, Class A, 4.45%, 1/25/2026 (a) (k)	7,000	6,364
Series 2021-GT1, Class A, 3.62%, 7/25/2026 (a) (k)	25,000	21,742
Series 2021-GT2, Class B, 4.44%, 10/25/2026 (a) (k)	19,140	15,871
Series 2022-GT1, Class B, 7.17%, 4/25/2027 (a)	10,000	9,304
Foundation Finance Trust
Series 2019-1A, Class B, 4.22%, 11/15/2034 (a)	855	832
Series 2019-1A, Class C, 5.66%, 11/15/2034 (a)	3,055	2,954
FREED ABS Trust Series 2022-3FP, Class C, 7.05%, 8/20/2029 (a)	8,450	8,457
FTF, 8.00%, 8/15/2024 ‡	3,033	2,426
GLS Auto Receivables Issuer Trust
Series 2023-1A, Class B, 6.19%, 6/15/2027 (a)	2,933	2,940
Series 2022-2A, Class D, 6.15%, 4/17/2028 (a)	1,800	1,794
Series 2023-1A, Class C, 6.38%, 12/15/2028 (a)	2,552	2,568
Series 2023-1A, Class D, 7.01%, 1/16/2029 (a)	3,261	3,329
Series 2022-2A, Class E, 5.50%, 6/15/2029 (a)	10,680	9,999
Series 2022-3A, Class E, 8.35%, 10/15/2029 (a)	1,250	1,258
Series 2023-1A, Class E, 11.42%, 3/15/2030 (a)	1,000	1,095
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

HERO Funding II (Cayman Islands) Series 2016-4B, Class B, 4.99%, 9/20/2047 ‡ (a)	55	55
Hertz Vehicle Financing III LLC Series 2023-4A, Class D, 9.44%, 3/25/2030 (a)	3,200	3,331
Hertz Vehicle Financing LLC
Series 2021-1A, Class C, 2.05%, 12/26/2025 (a)	5,000	4,862
Series 2021-1A, Class D, 3.98%, 12/26/2025 (a)	10,000	9,768
Series 2022-4A, Class D, 6.56%, 9/25/2026 (a)	5,700	5,583
Series 2023-1A, Class C, 6.91%, 6/25/2027 (a)	3,990	4,009
Series 2023-1A, Class D, 9.13%, 6/25/2027 (a)	15,000	15,227
Series 2023-3A, Class D, 9.43%, 2/25/2028 (a)	4,450	4,584
Series 2023-2A, Class D, 9.40%, 9/25/2029 (a)	2,100	2,188
Hertz Vehicle Financing LP Series 2021-2A, Class D, 4.34%, 12/27/2027 (a)	12,000	10,918
HIN Timeshare Trust
Series 2020-A, Class B, 2.23%, 10/9/2039 (a)	1,188	1,110
Series 2020-A, Class D, 5.50%, 10/9/2039 (a)	1,033	974
HINNT LLC
Series 2022-A, Class D, 6.50%, 5/15/2041 (a)	4,669	4,463
Series 2022-A, Class E, 8.00%, 5/15/2041 (a)	879	846
Home Partners of America Trust Series 2021-3, Class F, 4.24%, 1/17/2041 (a)	14,369	12,281
LendingClub Loan Certificate Issuer Trust
Series 2021-NP1, Class CERT, 0.00%, 12/15/2036 ‡ (a)	900	6,597
Series 2022-NP1, Class CERT, 0.00%, 3/16/2037 ‡ (a)	855	7,678
Series 2022-P1, Class CERT, 0.00%, 3/16/2037 ‡ (a)	860	7,001
Series 2022-NP2, Class CERT, 0.00%, 4/15/2037 ‡ (a)	800	7,465
Series 2022-P2, Class CERT, 0.00%, 4/15/2037 ‡ (a)	750	6,600
Series 2022-NP3, Class CERT, HB, 0.00%, 5/15/2037 ‡ (a)	500	6,554
Series 2022-P3, Class CERT, 0.00%, 5/15/2037 ‡ (a)	500	5,328
Series 2022-NP5, Class CERT, 0.00%, 6/15/2037 ‡ (a)	400	6,688
Series 2022-P4, Class CERT, 0.00%, 6/15/2037 ‡ (a)	400	4,960
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	205

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2022-NP6, Class CERT, HB, 0.00%, 7/15/2037 ‡ (a)	700	12,236
Series 2022-P5, Class CERT, 0.00%, 7/15/2037 ‡ (a)	800	14,700
Lendingpoint Asset Securitization Trust
Series 2021-A, Class C, 2.75%, 12/15/2028 (a)	3,419	3,390
Series 2021-A, Class D, 5.73%, 12/15/2028 (a)	6,540	6,419
Series 2021-B, Class C, 3.21%, 2/15/2029 (a)	23,658	22,795
Series 2021-B, Class D, 6.12%, 2/15/2029 (a)	2,000	1,830
Series 2022-A, Class D, 4.54%, 6/15/2029 (a)	33,860	29,512
Series 2022-B, Class A, 4.77%, 10/15/2029 (a)	166	165
Series 2022-C, Class C, 8.68%, 2/15/2030 (a)	1,577	1,545
LendingPoint Asset Securitization Trust Series 2020-REV1, Class D, 10.00%, 10/15/2028 ‡ (a)	6,500	5,574
Lendmark Funding Trust
Series 2021-1A, Class D, 5.05%, 11/20/2031 (a)	4,500	3,793
Series 2021-2A, Class B, 2.37%, 4/20/2032 (a)	1,000	850
Series 2021-2A, Class C, 3.09%, 4/20/2032 (a)	1,100	931
Series 2021-2A, Class D, 4.46%, 4/20/2032 (a)	15,000	12,150
Series 2024-1A, Class A, 5.53%, 6/21/2032 (a)	3,050	3,044
LFT CRE Ltd.
Series 2021-FL1, Class D, 7.88%, 6/15/2039 (a) (k)	22,600	21,482
Series 2021-FL1, Class E, 8.38%, 6/15/2039 (a) (k)	10,000	9,341
LL ABS Trust Series 2021-1A, Class C, 3.54%, 5/15/2029 (a)	5,120	4,749
LP LMS Asset Securitization Trust
8.35%, 10/15/2028 ‡	10,463	10,063
Series 2021-2A, Class C, 3.85%, 1/15/2029 (a)	8,895	8,488
Magnetite Ltd.
Series 2023-39A, Class B, 7.53%, 10/25/2033 (a) (k)	4,900	4,901
Series 2020-27A, Class ER, 11.58%, 10/20/2034 (a) (k)	7,000	6,939
Mariner Finance Issuance Trust
Series 2019-AA, Class D, 5.44%, 7/20/2032 (a)	5,120	5,021
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2023-AA, Class E, 11.12%, 10/22/2035 (a)	8,400	8,400
Series 2021-BA, Class E, 4.68%, 11/20/2036 (a)	5,030	4,219
Marlette Funding Trust
Series 2022-2A, Class D, 7.50%, 8/15/2032 (a)	3,823	3,724
Series 2022-3A, Class C, 6.89%, 11/15/2032 (a)	1,096	1,104
Series 2022-3A, Class D, 7.80%, 11/15/2032 (a)	2,550	2,503
Series 2023-1A, Class B, 6.50%, 4/15/2033 (a)	4,300	4,322
Series 2023-1A, Class C, 7.20%, 4/15/2033 (a)	1,150	1,166
MNR ABS Issuer I LLC, 12.44%, 12/15/2038 ‡	9,792	9,958
New Economy Assets Phase Sponsor LLC Series 2021-1, Class B1, 2.41%, 10/20/2061 (a)	2,550	2,134
New Residential Mortgage LLC Series 2020-FNT1, Class A, 5.44%, 6/25/2025 (a)	8,848	8,680
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (a)	4,290	4,106
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (a)	3,395	3,180
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (a)	9,340	8,764
Series 2021-FHT1, Class A, 3.10%, 7/25/2026 (a)	14,628	13,615
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	6,281	5,839
NRZ FHT Excess LLC Series 2020-FHT1, Class A, 4.21%, 11/25/2025 (a)	2,465	2,367
OnDeck Asset Securitization Trust IV LLC Series 2023-1A, Class A, 7.00%, 8/19/2030 (a)	4,680	4,684
OneMain Financial Issuance Trust Series 2018-2A, Class D, 4.29%, 3/14/2033 (a)	1,500	1,463
Oportun Issuance Trust
Series 2022-2, Class D, 11.34%, 10/9/2029	500	478
Series 2022-3, Class B, 8.53%, 1/8/2030 (a)	8,400	8,464
Series 2021-B, Class C, 3.65%, 5/8/2031 (a)	1,077	1,010
Series 2021-B, Class D, 5.41%, 5/8/2031 (a)	1,760	1,593
Orange Lake Timeshare Trust
Series 2018-A, Class C, 3.74%, 11/8/2030 (a)	586	570
Series 2019-A, Class D, 4.93%, 4/9/2038 (a)	912	872
P2 Series 2021 A1, 3.00%, 12/20/2031 ‡ (a)	25,000	24,698
Pagaya AI Debt Selection Trust Series 2021-3, Class C, 3.27%, 5/15/2029 (a)	34,967	29,624
SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Palmer Square Loan Funding Ltd. (Cayman Islands)
Series 2021-4A, Class C, 8.18%, 10/15/2029 (a) (k)	8,877	8,832
Series 2021-4A, Class D, 10.58%, 10/15/2029 (a) (k)	12,000	11,917
Series 2022-4A, Class A2, 7.62%, 7/24/2031 (a) (k)	5,300	5,300
PNMAC GMSR ISSUER TRUST Series 2022-GT1, Class A, 9.57%, 5/25/2027 (a) (k)	2,000	2,026
Popular ABS Mortgage Pass-Through Trust Series 2005-3, Class M1, 5.60%, 7/25/2035 (i)	90	87
PRET LLC
Series 2021-NPL3, Class A2, 3.72%, 7/25/2051 (a) (i)	3,333	3,028
Series 2021-NPL6, Class A2, 5.07%, 7/25/2051 (a) (i)	5,000	4,641
Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A2, 4.21%, 9/27/2060 (a) (i)	14,000	12,700
Progress Residential Series 2021-SFR1, Class G, 3.86%, 4/17/2038 (a)	7,000	6,342
Progress Residential Trust
Series 2020-SFR3, Class F, 2.80%, 10/17/2027 (a)	5,000	4,681
Series 2020-SFR3, Class G, 4.11%, 10/17/2027 (a)	3,000	2,842
Series 2021-SFR11, Class F, 4.42%, 1/17/2039 (a)	8,000	6,853
Series 2022-SFR1, Class F, 4.88%, 2/17/2041 (a)	10,211	8,883
PRPM LLC
Series 2021-6, Class A1, 1.79%, 7/25/2026 (a) (i)	11,785	11,421
Series 2021-6, Class A2, 3.47%, 7/25/2026 (a) (i)	2,749	2,607
Series 2021-8, Class A2, 3.60%, 9/25/2026 (a) (k)	5,500	5,170
Series 2021-10, Class A2, 4.83%, 10/25/2026 (a) (i)	5,000	4,950
RAMP Trust Series 2002-RS2, Class AI5, 4.80%, 3/25/2032 (k)	38	37
ReadyCap Lending Small Business Loan Trust Series 2019-2, Class A, 8.00%, 12/27/2044 (a) (k)	3,940	3,928
Regional Management Issuance Trust
Series 2020-1, Class D, 6.77%, 10/15/2030 (a)	2,410	2,287
Series 2021-1, Class D, 5.07%, 3/17/2031 (a)	2,600	2,353
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Renaissance Home Equity Loan Trust
Series 2003-4, Class M2F, 6.24%, 3/25/2034 (i)	106	91
Series 2005-2, Class M1, 5.55%, 8/25/2035 (i)	387	352
Renew (Cayman Islands) Series 2017-1A, Class B, 5.75%, 9/20/2052 ‡ (a)	72	69
Repo Buyer RRI Trust, Zero Coupon, 4/14/2055 ‡	5,161	4,207
Republic Finance Issuance Trust Series 2021-A, Class D, 5.23%, 12/22/2031 (a)	930	842
River Rock SFR Frn, 9.25%, 10/15/2024 ‡ (a)	17,335	16,988
RSFR Series 2020-1, Class PT, 5.71%, 2/17/2025 ‡ (a) (i)	19,474	18,569
Santander Drive Auto Receivables Trust
Series 2023-4, Class B, 5.77%, 12/15/2028	4,511	4,539
Series 2023-3, Class C, 5.77%, 11/15/2030	1,600	1,609
Series 2023-5, Class C, 6.43%, 2/18/2031	17,441	17,979
Series 2022-7, Class C, 6.69%, 3/17/2031	493	502
Santander Revolving Auto Loan Trust Series 2019-A, Class D, 3.45%, 1/26/2032 (a)	8,085	7,883
SART
Series 2018-1, 4.76%, 6/15/2025 ‡	71	70
5.01%, 4/15/2026 ‡	742	741
4.60%, 7/15/2026 ‡	1,557	1,541
SART CRR Series 4, Class B, 4.70%, 10/15/2024 ‡	1,992	1,972
SBA Small Business Investment Cos.
Series 2023-10A, Class 1, 5.17%, 3/10/2033	22,286	22,082
Series 2023-10B, Class 1, 5.69%, 9/10/2033	14,500	14,716
SCF Equipment Leasing LLC
Series 2022-1A, Class E, 5.26%, 7/20/2032 (a)	2,354	2,145
Series 2022-1A, Class F, 6.00%, 7/20/2032 (a)	5,360	4,820
Series 2021-1A, Class E, 3.56%, 8/20/2032 (a)	3,300	3,101
Series 2021-1A, Class F, 5.52%, 8/20/2032 (a)	20,757	19,643
Sierra Timeshare Receivables Funding LLC
Series 2019-1A, Class D, 4.75%, 1/20/2036 (a)	141	141
Series 2019-2A, Class D, 4.54%, 5/20/2036 (a)	394	385
Series 2019-3A, Class D, 4.18%, 8/20/2036 (a)	891	857
Series 2020-2A, Class D, 6.59%, 7/20/2037 (a)	2,267	2,201
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	207

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-2A, Class D, 3.23%, 9/20/2038 (a)	1,133	1,043
Series 2022-3A, Class D, 10.52%, 7/20/2039 (a)	4,684	4,800
Series 2022-2A, Class D, 9.22%, 6/20/2040 (a)	2,646	2,659
SoFi Consumer Loan Program Trust Series 2023-1S, Class A, 5.81%, 5/15/2031 (a)	455	455
Stanwich Mortgage Loan Co. LLC Series 2021-NPB1, Class A2, 4.38%, 10/16/2026 (a) (i)	7,500	6,704
Stratus CLO Ltd. (Cayman Islands) Series 2021-3A, Class E, 11.33%, 12/29/2029 (a) (k)	1,940	1,929
Theorem Funding Trust Series 2022-3A, Class A, 7.60%, 4/15/2029 (a)	2,398	2,418
Tricolor Auto Securitization Trust
Series 2021-1A, Class E, 3.23%, 9/15/2026 (a)	372	369
Series 2021-1A, Class F, 5.08%, 5/15/2028 (a)	500	493
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	3,612	3,458
Series 2016-1, Class B, 3.65%, 1/7/2026	2,781	2,641
Upstart Pass-Through Trust
Series 2021-ST4, Class CERT, 0.00%, 7/20/2027 ‡ (a)	1,875	265
Series 2021-ST6, Class CERT, 0.00%, 8/20/2027 ‡ (a)	2,900	517
Series 2021-ST6, Class A, 1.85%, 8/20/2027 (a)	1,093	1,057
Series 2021-PT1, Class A, HB, 24.68%, 9/20/2027 ‡ (a) (k)	2,044	1,785
Series 2021-ST7, Class CERT, 0.00%, 9/20/2029 ‡ (a)	3,500	1,513
Series 2021-ST8, Class CERT, 0.00%, 10/20/2029 ‡ (a)	2,670	776
Series 2021-ST9, Class CERT, 0.00%, 11/20/2029 ‡ (a)	2,830	960
Series 2021-PT2, Class A, HB, 26.72%, 11/20/2029 ‡ (a) (k)	3,276	2,591
Series 2021-PT3, Class A, HB, 21.56%, 12/20/2029 ‡ (a) (k)	3,492	2,941
Series 2021-PT4, Class A, HB, 20.47%, 1/20/2030 ‡ (a) (k)	1,341	1,066
Series 2022-PT2, Class A, HB, 21.85%, 2/20/2030 ‡ (a) (k)	3,596	3,596
Series 2022-PT1, Class A, HB, 24.91%, 2/20/2030 ‡ (a) (k)	3,974	3,974
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022-PT3, Class A, HB, 25.11%, 4/20/2030 ‡ (a) (k)	3,073	3,063
Series 2022-PT4, Class A, HB, 23.31%, 5/20/2030 ‡ (a) (k)	2,756	2,756
Upstart Securitization Trust
Series 2021-2, Class C, 3.61%, 6/20/2031 (a)	16,291	15,762
Series 2021-3, Class C, 3.28%, 7/20/2031 (a)	6,518	6,181
Series 2021-4, Class C, 3.19%, 9/20/2031 (a)	6,604	6,100
Series 2021-5, Class C, 4.15%, 11/20/2031 (a)	17,436	16,230
Series 2022-1, Class C, 5.71%, 3/20/2032 (a)	6,474	3,801
US Auto Funding
Series 2021-1A, Class C, 2.20%, 5/15/2026 (a)	6,718	6,156
Series 2021-1A, Class D, 4.36%, 3/15/2027 (a)	10,392	1,460
US Auto Funding Trust Series 2022-1A, Class A, 3.98%, 4/15/2025 (a)	2,475	2,415
VCAT LLC Series 2021-NPL2, Class A2, 4.21%, 3/27/2051 (a) (i)	5,500	5,332
vMobo, Inc.
7.46%, 7/18/2027 ‡	9,998	9,074
9.46%, 7/18/2027 ‡	20,000	18,710
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (i)	7,945	7,765
VOLT XCV LLC Series 2021-NPL4, Class A1, 5.24%, 3/27/2051 (a) (i)	2,754	2,696
Welk Resorts LLC
Series 2019-AA, Class C, 3.34%, 6/15/2038 (a)	1,103	1,044
Series 2019-AA, Class D, 4.03%, 6/15/2038 (a)	435	412
Westgate Resorts LLC Series 2020-1A, Class C, 6.21%, 3/20/2034 (a)	1,217	1,209
Westlake Automobile Receivables Trust
Series 2022-2A, Class D, 5.48%, 9/15/2027 (a)	1,920	1,902
Series 2023-1A, Class B, 5.41%, 1/18/2028 (a)	375	374
Series 2023-1A, Class C, 5.74%, 8/15/2028 (a)	404	403
Series 2023-3A, Class C, 6.02%, 9/15/2028 (a)	5,200	5,226
SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2023-1A, Class D, 6.79%, 11/15/2028 (a)	438	445
Series 2023-3A, Class D, 6.47%, 3/15/2029 (a)	3,795	3,836
Total Asset-Backed Securities (Cost $1,764,227)		1,657,145
Mortgage-Backed Securities — 17.0%
FHLMC Gold Pools, Other
Pool # WN1250, 4.40%, 5/1/2028	19,200	18,720
Pool # WN2492, 4.93%, 6/1/2028	8,000	7,954
Pool # WN2493, 4.94%, 9/1/2028	5,500	5,468
Pool # WN2435, 3.99%, 7/1/2030	31,000	29,674
Pool # WN2184, 2.50%, 4/1/2032	9,600	8,048
Pool # WN2266, 3.55%, 10/1/2032	5,570	5,019
Pool # WN2270, 3.95%, 10/1/2032	9,500	8,696
Pool # WN2271, 3.95%, 10/1/2032	8,200	7,506
Pool # WN2290, 3.80%, 11/1/2032	7,834	7,111
Pool # WN2298, 4.35%, 11/1/2032	8,350	7,816
Pool # WA3236, 4.75%, 11/1/2032	9,667	9,222
Pool # WN2326, 4.45%, 12/1/2032	2,160	2,077
Pool # WN1205, 4.60%, 1/1/2033	4,600	4,345
Pool # WN1206, 4.60%, 1/1/2033	7,899	7,471
Pool # WN2308, 4.90%, 1/1/2033	2,000	1,915
FNMA, Other
Pool # BS9617, 4.79%, 10/1/2028	9,200	9,172
Pool # BS7094, 4.78%, 11/1/2029	23,000	22,787
Pool # BS9607, 5.06%, 9/1/2030	1,600	1,617
Pool # BS9738, 4.97%, 10/1/2030	2,250	2,262
Pool # BS3390, 1.69%, 10/1/2031	11,443	9,339
Pool # BS3377, 1.72%, 10/1/2031	2,190	1,758
Pool # BS4789, 2.17%, 2/1/2032	5,100	4,204
Pool # BS4294, 1.97%, 1/1/2034	2,400	1,887
GNMA II, 30 Year
Pool # BF2605, 5.50%, 5/20/2048	267	273
Pool # BJ9839, 4.38%, 4/20/2049	126	120
Pool # MA8152, 5.00%, 7/20/2052	—	—
Pool # MA8432, 7.00%, 11/20/2052	88	90
Pool # MA8882, 7.00%, 5/20/2053	214	219
Pool # MA9110, 7.50%, 8/20/2053	3,949	4,043
Pool # MA9174, 7.00%, 9/20/2053	78,906	80,555
Pool # MA9244, 7.00%, 10/20/2053	22,737	23,216
Pool # MA9425, 6.50%, 1/20/2054	10,760	10,919
GNMA II, Other
Pool # CW7529, 7.00%, 9/20/2063	1,596	1,622
Pool # CX7724, 7.00%, 9/20/2063	377	383
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CX4071, 7.00%, 10/20/2063	26,155	26,570
Pool # CX4083, 7.00%, 10/20/2063	9,422	9,572
Pool # CX7728, 7.00%, 10/20/2063	322	327
Pool # CY0090, 7.00%, 10/20/2063	3,046	3,094
Pool # CY0120, 7.00%, 10/20/2063	2,833	2,878
GNMA II, Single Family, 30 Year
TBA, 5.50%, 3/15/2054 (j)	507,228	503,840
TBA, 6.00%, 3/15/2054 (j)	484,000	486,360
TBA, 6.50%, 3/15/2054 (j)	197,385	200,062
TBA, 7.00%, 3/15/2054 (j)	34,000	34,679
Total Mortgage-Backed Securities (Cost $1,579,488)		1,572,890
Collateralized Mortgage Obligations — 10.8%
Adjustable Rate Mortgage Trust Series 2006-2, Class 1A4, 4.18%, 5/25/2036 (k)	921	771
Alternative Loan Trust
Series 2004-18CB, Class 5A1, 6.25%, 9/25/2034	17	17
Series 2004-24CB, Class 1A1, 6.00%, 11/25/2034	12	12
Series 2005-23CB, Class A7, 5.25%, 7/25/2035	16	13
Series 2005-23CB, Class A16, 5.50%, 7/25/2035	45	36
Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	282	242
Series 2005-J14, Class A3, 5.50%, 12/25/2035	217	135
Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	470	226
Angel Oak Mortgage Trust
Series 2019-5, Class M1, 3.30%, 10/25/2049 (a) (k)	8,000	7,340
Series 2019-5, Class B1, 3.96%, 10/25/2049 (a) (k)	2,470	2,199
Series 2019-6, Class B3, 5.89%, 11/25/2059 (a) (k)	1,250	1,065
Series 2020-1, Class B1, 3.76%, 12/25/2059 (a) (k)	1,550	1,314
Angel Oak Mortgage Trust I LLC
Series 2018-3, Class B1, 5.04%, 9/25/2048 (a) (k)	1,000	911
Series 2019-4, Class B2, 5.66%, 7/26/2049 (a) (k)	4,700	4,331
Arroyo Mortgage Trust
Series 2019-3, Class M1, 4.20%, 10/25/2048 (a) (k)	1,000	850
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	209

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2019-2, Class A3, 3.80%, 4/25/2049 (a) (k)	365	340
Banc of America Funding Trust Series 2007-5, Class 4A1, 5.81%, 7/25/2037 (k)	651	425
Bear Stearns ALT-A Trust Series 2004-7, Class 2A1, 5.35%, 8/25/2034 (k)	68	64
Bear Stearns Asset-Backed Securities Trust Series 2003-AC4, Class M1, 5.66%, 9/25/2033 (i)	73	38
Bellemeade Re Ltd. (Bermuda)
Series 2019-1A, Class M2, 8.14%, 3/25/2029 (a) (k)	576	580
Series 2019-3A, Class B1, 7.94%, 7/25/2029 (a) (k)	1,000	1,002
CHL Mortgage Pass-Through Trust Series 2006-OA5, Class 2A1, 5.84%, 4/25/2046 (k)	735	603
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-8, Class 1A5, 5.50%, 11/25/2035	33	31
Citigroup Mortgage Loan Trust, Inc.
Series 2004-NCM2, Class 3CB2, 6.50%, 8/25/2019	6	6
Series 2003-1, Class 3A5, 5.25%, 9/25/2033	41	38
COLT Mortgage Loan Trust Series 2023-2, Class A1, 6.60%, 7/25/2068 (a) (i)	2,681	2,698
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1B1, 9.79%, 4/25/2031 (a) (k)	8,186	8,828
Series 2019-R01, Class 2B1, 9.79%, 7/25/2031 (a) (k)	4,606	4,951
Series 2019-R02, Class 1B1, 9.59%, 8/25/2031 (a) (k)	11,950	12,703
Series 2019-R04, Class 2B1, 10.69%, 6/25/2039 (a) (k)	10,552	11,249
Series 2019-R05, Class 1B1, 9.54%, 7/25/2039 (a) (k)	8,212	8,540
Series 2019-R06, Class 2B1, 9.19%, 9/25/2039 (a) (k)	28,435	29,490
Series 2019-R07, Class 1B1, 8.84%, 10/25/2039 (a) (k)	33,323	34,372
Series 2019-HRP1, Class B1, 14.69%, 11/25/2039 (a) (k)	17,955	19,920
Series 2020-R02, Class 2B1, 8.44%, 1/25/2040 (a) (k)	2,834	2,888
Series 2020-R01, Class 1B1, 8.69%, 1/25/2040 (a) (k)	10,860	11,164
Series 2021-R01, Class 1B1, 8.42%, 10/25/2041 (a) (k)	2,600	2,657
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-R03, Class 1B1, 8.07%, 12/25/2041 (a) (k)	6,000	6,091
Series 2022-R01, Class 1B1, 8.47%, 12/25/2041 (a) (k)	8,378	8,569
Series 2023-R01, Class 1M1, 7.72%, 12/25/2042 (a) (k)	7,130	7,302
Series 2023-R02, Class 1M2, 8.67%, 1/25/2043 (a) (k)	11,850	12,465
Series 2023-R02, Class 1B1, 10.87%, 1/25/2043 (a) (k)	7,600	8,340
Series 2023-R04, Class 1M1, 7.62%, 5/25/2043 (a) (k)	7,185	7,359
Series 2023-R04, Class 1M2, 8.87%, 5/25/2043 (a) (k)	5,000	5,315
Series 2023-R06, Class 1M2, 8.02%, 7/25/2043 (a) (k)	2,960	3,053
Series 2023-R07, Class 2M2, 8.57%, 9/25/2043 (a) (k)	1,682	1,765
CSFB Mortgage-Backed Pass-Through Certificates Series 2005-4, Class 2A5, 5.50%, 6/25/2035 (k)	172	117
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-1, Class 3A5, 6.16%, 12/25/2033 (i)	64	60
FARM Mortgage Trust Series 2021-1, Class B, 3.24%, 7/25/2051 ‡ (a) (k)	1,504	1,091
FHLMC STACR REMIC Trust
Series 2021-DNA2, Class M2, 7.62%, 8/25/2033 (a) (k)	2,919	2,979
Series 2022-DNA3, Class M1B, 8.22%, 4/25/2042 (a) (k)	10,000	10,349
Series 2023-DNA1, Class M1A, 7.42%, 3/25/2043 (a) (k)	1,703	1,737
Series 2023-DNA2, Class M1A, 7.42%, 4/25/2043 (a) (k)	6,546	6,670
Series 2020-HQA3, Class B1, 11.19%, 7/25/2050 (a) (k)	8,261	9,170
Series 2020-DNA4, Class B1, 11.44%, 8/25/2050 (a) (k)	8,948	10,148
FHLMC STACR Trust
Series 2018-DNA2, Class B1, 9.14%, 12/25/2030 (a) (k)	1,000	1,060
Series 2018-DNA3, Class B1, 9.34%, 9/25/2048 (a) (k)	7,685	8,319
Series 2018-HQA2, Class B1, 9.69%, 10/25/2048 (a) (k)	3,935	4,279
Series 2019-DNA1, Class B2, 16.19%, 1/25/2049 (a) (k)	8,135	10,201
SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2019-HQA1, Class B1, 9.84%, 2/25/2049 (a) (k)	4,330	4,687
Series 2019-HQA2, Class B2, 16.69%, 4/25/2049 (a) (k)	3,500	4,269
Series 2019-DNA4, Class B2, 11.69%, 10/25/2049 (a) (k)	5,000	5,519
FHLMC STACR, Whole Loan
Series 2017-DNA2, Class B1, 10.59%, 10/25/2029 (k)	11,000	12,099
Series 2017-HQA2, Class B1, 10.19%, 12/25/2029 (k)	2,500	2,706
Series 2017-DNA3, Class B1, 9.89%, 3/25/2030 (k)	10,800	11,636
Series 2017-HQA3, Class B1, 9.89%, 4/25/2030 (k)	1,000	1,080
Series 2018-HQA1, Class B1, 9.79%, 9/25/2030 (k)	34,415	37,210
FHLMC, REMIC
Series 4102, Class BI, IO, 3.50%, 8/15/2027	1,003	43
Series 4149, IO, 3.00%, 1/15/2033	232	18
Series 4160, IO, 3.00%, 1/15/2033	705	54
Series 4212, Class MI, IO, 3.00%, 6/15/2033	981	98
Series 3145, Class GI, IF, IO, 1.16%, 4/15/2036 (k)	1,331	99
Series 4495, Class PI, IO, 4.00%, 9/15/2043	185	14
Series 4321, Class PI, IO, 4.50%, 1/15/2044	244	41
Series 4670, Class TI, IO, 4.50%, 1/15/2044	268	21
Series 4550, Class DI, IO, 4.00%, 3/15/2044	137	11
Series 4612, Class QI, IO, 3.50%, 5/15/2044	247	31
Series 4612, Class PI, IO, 3.50%, 6/15/2044	23	3
Series 4657, Class QI, IO, 4.00%, 9/15/2044	232	18
Series 4585, Class JI, IO, 4.00%, 5/15/2045	252	34
Series 4628, Class PI, IO, 4.00%, 7/15/2045	166	20
Series 4681, Class SD, IF, IO, 0.71%, 5/15/2047 (k)	377	45
Series 4694, Class SA, IF, IO, 0.66%, 6/15/2047 (k)	634	67
Series 4689, Class SD, IF, IO, 0.71%, 6/15/2047 (k)	547	65
Series 4746, Class SC, IF, IO, 0.71%, 1/15/2048 (k)	6,635	808
Series 5164, Class J, 2.50%, 5/25/2049	10,448	8,955
Series 4910, Class PI, IO, 5.00%, 7/25/2049	1,786	393
Series 4919, Class SH, IF, IO, 0.56%, 9/25/2049 (k)	9,688	828
Series 5011, Class MI, IO, 3.00%, 9/25/2050	33,964	5,235
Series 5052, Class EI, IO, 3.00%, 12/25/2050	27,726	4,447
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 5072, Class BI, IO, 3.00%, 2/25/2051	34,925	5,575
Series 5143, Class PI, IO, 2.50%, 5/25/2051	2,883	335
Series 5143, Class Z, 2.50%, 5/25/2051	1,550	897
Series 5148, Class PI, IO, 2.50%, 10/25/2051	8,410	1,011
Series 5148, Class PZ, 2.50%, 10/25/2051	6,258	3,640
Series 5151, Class KZ, 2.50%, 10/25/2051	4,388	2,604
Series 5154, Class QI, IO, 2.50%, 10/25/2051	11,526	1,126
Series 5154, Class ZQ, 2.50%, 10/25/2051	10,486	6,358
Series 5149, Class ZB, 3.00%, 10/25/2051	1,135	712
Series 5387, Class KB, 6.00%, 3/25/2054	9,907	10,470
FHLMC, STRIPS
Series 304, Class C32, IO, 3.00%, 12/15/2027	84	3
Series 342, Class S7, IF, IO, 0.67%, 2/15/2045 (k)	6,820	724
FNMA, Connecticut Avenue Securities
Series 2017-C01, Class 1B1, 11.19%, 7/25/2029 (k)	31,801	35,892
Series 2017-C02, Class 2B1, 10.94%, 9/25/2029 (k)	28,544	31,922
Series 2017-C03, Class 1B1, 10.29%, 10/25/2029 (k)	7,377	8,040
Series 2017-C05, Class 1B1, 9.04%, 1/25/2030 (k)	11,760	12,377
Series 2017-C06, Class 1B1, 9.59%, 2/25/2030 (k)	7,255	7,744
Series 2017-C06, Class 2B1, 9.89%, 2/25/2030 (k)	8,015	8,676
Series 2017-C07, Class 1B1, 9.44%, 5/25/2030 (k)	5,700	6,147
Series 2018-C01, Class 1B1, 8.99%, 7/25/2030 (k)	4,870	5,192
Series 2018-C03, Class 1B1, 9.19%, 10/25/2030 (k)	16,054	17,298
Series 2018-C04, Class 2B1, 9.94%, 12/25/2030 (k)	4,250	4,659
Series 2018-C05, Class 1B1, 9.69%, 1/25/2031 (k)	3,000	3,266
Series 2018-C06, Class 1B1, 9.19%, 3/25/2031 (k)	16,560	17,760
Series 2018-C06, Class 2B1, 9.54%, 3/25/2031 (k)	2,860	3,114
Series 2021-R02, Class 2B1, 8.62%, 11/25/2041 (a) (k)	4,983	5,125
Series 2021-R02, Class 2B2, 11.52%, 11/25/2041 (a) (k)	2,032	2,126
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	211

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
FNMA, REMIC
Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	473	32
Series 2012-93, Class FS, IF, IO, 0.71%, 9/25/2032 (k)	1,796	125
Series 2013-55, Class AI, IO, 3.00%, 6/25/2033	1,455	135
Series 2003-76, Class SB, IF, IO, 1.61%, 8/25/2033 (k)	1,342	108
Series 2021-13, Class DI, IO, 3.50%, 1/25/2036	6,140	728
Series 2006-42, Class LI, IF, IO, 1.12%, 6/25/2036 (k)	1,108	101
Series 2011-79, Class SD, IF, IO, 0.46%, 8/25/2041 (k)	3,089	275
Series 2011-78, Class JS, IF, IO, 0.56%, 8/25/2041 (k)	1,495	103
Series 2012-133, Class HS, IF, IO, 0.71%, 12/25/2042 (k)	179	17
Series 2012-148, Class US, IF, 6.71%, 1/25/2043 (k)	1,016	774
Series 2016-6, Class KI, IO, 4.00%, 2/25/2044	278	38
Series 2016-43, Class MI, IO, 4.00%, 10/25/2045	282	49
Series 2016-56, Class ST, IF, IO, 0.56%, 8/25/2046 (k)	4,770	527
Series 2016-95, Class ES, IF, IO, 0.56%, 12/25/2046 (k)	1,450	171
Series 2016-90, Class IN, IO, 3.50%, 12/25/2046	294	53
Series 2017-6, Class SB, IF, IO, 0.61%, 2/25/2047 (k)	98	10
Series 2017-39, Class ST, IF, IO, 0.66%, 5/25/2047 (k)	1,166	144
Series 2017-90, Class SP, IF, IO, 0.71%, 11/25/2047 (k)	2,314	263
Series 2017-112, Class SC, IF, IO, 0.71%, 1/25/2048 (k)	2,936	345
Series 2021-86, Class T, 2.50%, 9/25/2048	17,693	15,164
Series 2019-32, Class PI, IO, 5.00%, 10/25/2048	821	168
Series 2019-47, Class QI, IO, 4.50%, 6/25/2049	1,493	312
Series 2019-37, Class CS, IF, IO, 0.61%, 7/25/2049 (k)	3,329	355
Series 2020-89, Class GI, IO, 3.00%, 12/25/2050	51,514	8,248
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-100, Class IA, IO, 3.00%, 1/25/2051	86,157	13,797
FNMA, STRIPS
Series 421, Class 7, IO, 3.50%, 5/25/2030	41	2
Series 421, Class C3, IO, 4.00%, 7/25/2030	187	11
G Mitt Frn, 9.38%, 7/15/2024 (a)	5,168	5,168
GCAT Trust
Series 2020-NQM1, Class M1, 2.93%, 1/25/2060 (a) (k)	10,871	9,189
Series 2020-NQM1, Class B1, 3.64%, 1/25/2060 (a) (k)	3,000	2,342
GMACM Mortgage Loan Trust Series 2004-J2, Class A8, 5.75%, 6/25/2034	27	26
GNMA
Series 2013-182, Class MS, IF, IO, 0.71%, 12/20/2043 (k)	7,620	778
Series 2015-110, Class MS, IF, IO, 0.28%, 8/20/2045 (k)	4,486	380
Series 2016-108, Class SN, IF, IO, 0.65%, 8/20/2046 (k)	10,841	1,205
Series 2016-108, Class SM, IF, IO, 0.67%, 8/20/2046 (k)	2,545	286
Series 2016-147, Class AS, IF, IO, 0.67%, 10/20/2046 (k)	4,660	529
Series 2017-36, Class SL, IF, IO, 0.76%, 3/16/2047 (k)	6,107	734
Series 2019-132, Class KI, IO, 3.50%, 3/20/2047	298	8
Series 2019-33, Class PI, IO, 4.00%, 11/20/2048	79	18
Series 2019-65, Class ST, IF, IO, 0.62%, 5/20/2049 (k)	8,798	703
Series 2019-86, Class ST, IF, IO, 0.67%, 7/20/2049 (k)	4,537	345
Series 2019-99, Class SJ, IF, IO, 0.62%, 8/20/2049 (k)	6,305	566
Series 2019-120, Class DS, IF, IO, 0.62%, 9/20/2049 (k)	8,274	845
Series 2019-132, Class SK, IF, IO, 0.62%, 10/20/2049 (k)	6,744	610
Series 2020-86, Class TS, IF, IO, 0.17%, 6/20/2050 (k)	10,440	1,134
Series 2021-9, Class MI, IO, 2.50%, 1/20/2051	158,405	21,245
Series 2021-23, Class IA, IO, 2.50%, 2/20/2051	78,452	10,517
Series 2021-81, Class IC, IO, 3.00%, 5/20/2051	19,452	3,081
SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2021-91, Class CI, IO, 3.00%, 5/20/2051	16,906	2,685
Series 2021-117, Class NI, IO, 3.00%, 7/20/2051	54,580	8,677
Series 2021-142, Class XI, IO, 3.00%, 8/20/2051	64,404	10,312
Series 2021-162, Class NZ, 2.50%, 9/20/2051	4,746	2,947
Series 2021-162, Class Z, 2.50%, 9/20/2051	4,869	3,048
Series 2021-165, Class ZJ, 2.50%, 9/20/2051	4,860	2,859
Series 2021-188, Class IJ, IO, 3.00%, 10/20/2051	20,311	3,242
Series 2015-H13, Class GI, IO, 1.53%, 4/20/2065 (k)	689	15
Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051 ‡	72	68
Grene 2023-Senior, 5.50%, 1/17/2061 ‡	2,356	2,326
Grene Energy Senio, 11.00%, 1/25/2026 ‡	204	174
GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (a) (k)	157	23
GSR Mortgage Loan Trust Series 2005-AR6, Class 2A1, 5.08%, 9/25/2035 (k)	83	77
HarborView Mortgage Loan Trust Series 2006-14, Class 1A1A, 5.79%, 1/25/2047 (k)	6,102	5,660
Home RE Ltd. (Bermuda) Series 2022-1, Class M1C, 10.82%, 10/25/2034 (a) (k)	12,500	13,254
Impac CMB Trust Series 2005-1, Class 1A2, 6.06%, 4/25/2035 (k)	135	122
IndyMac INDX Mortgage Loan Trust Series 2007-AR21, Class 6A1, 3.84%, 9/25/2037 (k)	12,044	7,987
JPMorgan Alternative Loan Trust Series 2006-S3, Class A4, 6.81%, 8/25/2036 (i)	1,129	1,053
JPMorgan Mortgage Trust Series 2006-S1, Class 1A1, 6.00%, 4/25/2036	29	29
Lehman Mortgage Trust Series 2007-7, Class 5A7, 6.50%, 8/25/2037	11,014	5,136
LHOME Mortgage Trust
Series 2023-RTL1, Class A1, 7.87%, 1/25/2028 (a) (i)	23,380	23,625
Series 2023-RTL2, Class A1, 8.00%, 6/25/2028 (a) (i)	2,750	2,789
Series 2023-RTL3, Class A1, 8.00%, 8/25/2028 (a) (i)	10,000	10,155
Series 2024-RTL1, Class A1, 7.02%, 1/25/2029 (a) (i)	2,925	2,921
MASTR Alternative Loan Trust Series 2003-5, Class 30B1, 5.87%, 8/25/2033 (k)	32	18
MASTR Asset Securitization Trust Series 2003-11, Class 7A2, 5.25%, 12/25/2033	22	21
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Merrill Lynch Mortgage Investors Trust Series 2003-A5, Class 2A6, 5.82%, 8/25/2033 (k)	33	31
MFA Trust
Series 2022-RTL1, Class A1, 5.07%, 4/26/2027 (a) (i)	10,190	9,996
Series 2023-RTL1, Class A1, 7.58%, 8/25/2027 (a) (i)	3,030	3,024
Mill City Securities Ltd. (Cayman Islands) Series 2021-RS1, Class A2, 3.95%, 4/28/2066 ‡ (a) (k)	14,000	12,443
New Residential Mortgage Loan Trust
Series 2019-2A, Class A1IB, IO, 1.00%, 12/25/2057 (a) (k)	7,804	256
Series 2018-3A, Class A1IC, IO, 1.50%, 5/25/2058 (a) (k)	19,119	856
Series 2019-NQM5, Class B1, 4.04%, 11/25/2059 (a) (k)	3,042	2,538
OBX Trust
Series 2023-NQM7, Class A1, 6.84%, 4/25/2063 (a) (i)	6,381	6,454
Series 2023-NQM6, Class A1, 6.52%, 7/25/2063 (a) (i)	3,568	3,592
Ocwen Frn Series 2021-GNMSR1, 5.00%, 4/30/2024 ‡	15,825	15,706
PNMAC GMSR Issuer Trust Series 2018-GT2, Class A, 8.84%, 8/25/2025 (a) (k)	2,825	2,838
PRET LLC Series 2024-NPL2, Class A1, 7.02%, 2/25/2054 ‡ (a) (i)	14,150	14,122
PRPM LLC
Series 2020-4, Class A2, 8.19%, 10/25/2025 (a) (i)	7,224	7,224
Series 2020-6, Class A1, 5.36%, 11/25/2025 (a) (i)	1,914	1,909
Series 2024-1, Class A1, 6.96%, 2/25/2029 ‡ (a) (k)	6,650	6,660
RAAC Trust Series 2005-SP1, Class 4A1, 7.00%, 9/25/2034	32	30
Radnor RE Ltd. (Bermuda) Series 2022-1, Class M1B, 12.07%, 9/25/2032 (a) (k)	9,000	9,637
SART Series 2017-1, 0.00%, 7/15/2024 ‡	9	9
Seasoned Credit Risk Transfer Trust
Series 2017-3, Class A, IO, 0.00%, 7/25/2056 (k)	18,377	12
Series 2021-2, Class BXS, 13.98%, 11/25/2060 (a) (k)	4,991	4,015
STACR Trust Series 2018-HRP2, Class B1, 9.64%, 2/25/2047 (a) (k)	2,825	3,086
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	213

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Starwood Mortgage Residential Trust Series 2020-INV1, Class B2, 4.26%, 11/25/2055 (a)	1,150	890
Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 1A1, 7.07%, 10/25/2037 (k)	1,726	1,493
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 1A1, 6.29%, 5/25/2047 (k)	12,816	10,055
Towd Point Mortgage Trust
Series 2017-FRE2, Class M6, 4.00%, 11/25/2047 (a) (i)	1,802	1,696
Series 2021-R1, Class A2C, 3.31%, 11/30/2060 (a)	30,000	23,775
Verus Securitization Trust
Series 2019-INV3, Class B1, 3.73%, 11/25/2059 (a) (k)	7,606	6,536
Series 2019-4, Class B1, 3.86%, 11/25/2059 (a) (k)	2,200	1,888
Series 2020-1, Class M1, 3.02%, 1/25/2060 (a) (k)	1,990	1,593
Series 2020-2, Class A1, 2.23%, 5/25/2060 (a) (k)	43	42
Series 2022-4, Class A1, 4.47%, 4/25/2067 (a) (i)	849	825
Series 2023-1, Class A1, 5.85%, 12/25/2067 (a) (i)	1,159	1,152
Series 2023-2, Class A1, 6.19%, 3/25/2068 (a) (i)	7,574	7,562
Series 2023-4, Class A1, 5.81%, 5/25/2068 (a) (i)	7,078	7,041
Visio Trust Series 2019-2, Class B1, 3.91%, 11/25/2054 (a) (k)	820	613
VM Master Issuer LLC Series 2022-1, Class B, 6.88%, 5/24/2025 ‡ (a) (k)	12,000	10,777
WaMu Mortgage Pass-Through Certificates Series 2003-S4, Class 2A2, 5.50%, 6/25/2033	55	54
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR8, Class A, 5.55%, 8/25/2033 (k)	73	69
Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	47	45
Series 2005-AR7, Class A3, 5.23%, 8/25/2035 (k)	47	46
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2006-AR8, Class 2A, 5.93%, 10/25/2046 (k)	2,061	1,604
Total Collateralized Mortgage Obligations (Cost $1,009,591)		995,016
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — 3.7%
Banque Centrale de Tunisie 5.75%, 1/30/2025 (g)	2,765	2,551
Benin Government Bond 7.96%, 2/13/2038 (a)	4,660	4,513
Dominican Republic Government Bond
7.05%, 2/3/2031 (a)	1,230	1,266
6.00%, 2/22/2033 (a)	753	728
6.00%, 2/22/2033 (g)	8,400	8,119
6.40%, 6/5/2049 (g)	1,600	1,494
5.88%, 1/30/2060 (a)	11,450	9,671
5.88%, 1/30/2060 (g)	13,200	11,149
Federal Republic of Nigeria
6.50%, 11/28/2027 (g)	5,400	4,910
6.13%, 9/28/2028 (a)	6,347	5,576
7.14%, 2/23/2030 (g)	19,000	16,779
7.38%, 9/28/2033 (a)	4,405	3,690
7.70%, 2/23/2038 (g)	4,700	3,774
8.25%, 9/28/2051 (a)	3,263	2,652
Federative Republic of Brazil 7.13%, 5/13/2054	2,605	2,604
Gabonese Republic
6.95%, 6/16/2025 (g)	1,500	1,445
7.00%, 11/24/2031 (a)	1,143	932
Hashemite Kingdom of Jordan
5.85%, 7/7/2030 (g)	4,600	4,151
7.38%, 10/10/2047 (g)	7,600	6,545
Islamic Republic of Pakistan
8.25%, 9/30/2025 (g)	3,100	2,736
6.00%, 4/8/2026 (a)	15,085	11,994
7.38%, 4/8/2031 (a)	5,013	3,510
Istanbul Metropolitan Municipality 10.50%, 12/6/2028 (a)	2,870	3,078
Kingdom of Bahrain
6.75%, 9/20/2029 (g)	1,700	1,699
5.45%, 9/16/2032 (a)	9,389	8,482
Kingdom of Morocco 6.50%, 9/8/2033 (g)	900	923
Republic of Angola
9.50%, 11/12/2025 (g)	700	699
8.25%, 5/9/2028 (g)	1,900	1,750
8.00%, 11/26/2029 (a)	3,620	3,220
8.00%, 11/26/2029 (g)	11,400	10,141
8.75%, 4/14/2032 (a)	5,266	4,627
9.13%, 11/26/2049 (g)	5,700	4,577
Republic of Armenia 3.60%, 2/2/2031 (a)	5,100	4,127
Republic of Colombia
8.00%, 4/20/2033	2,010	2,104
7.50%, 2/2/2034	1,860	1,882
SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
8.75%, 11/14/2053	4,568	4,891
Republic of Costa Rica
6.13%, 2/19/2031 (g)	12,500	12,681
6.55%, 4/3/2034 (a)	3,300	3,405
5.63%, 4/30/2043 (g)	1,200	1,079
7.00%, 4/4/2044 (g)	1,000	1,025
7.30%, 11/13/2054 (a)	4,403	4,644
Republic of Cote d'Ivoire
6.38%, 3/3/2028 (g)	16,537	16,031
6.13%, 6/15/2033 (g)	15,000	13,158
8.25%, 1/30/2037 (a)	1,488	1,453
Republic of El Salvador
6.38%, 1/18/2027 (g)	500	430
8.63%, 2/28/2029 (g)	6,200	5,402
7.63%, 2/1/2041 (g)	2,900	2,114
7.12%, 1/20/2050 (g)	6,900	4,716
Republic of Ghana
6.38%, 2/11/2027 (b) (g)	7,700	3,330
7.88%, 2/11/2035 (a) (b)	3,720	1,594
8.75%, 3/11/2061 (b) (g)	3,500	1,484
Republic of Guatemala
6.60%, 6/13/2036 (a)	1,420	1,435
4.65%, 10/7/2041 (a)	1,400	1,112
Republic of Iraq 5.80%, 1/15/2028 (g)	7,700	7,185
Republic of Kenya
9.75%, 2/16/2031 (a)	2,066	2,069
8.00%, 5/22/2032 (g)	3,500	3,159
8.25%, 2/28/2048 (g)	2,600	2,119
Republic of Namibia 5.25%, 10/29/2025 (g)	4,900	4,842
Republic of Paraguay, 6.10%, 8/11/2044 (g)	12,075	11,471
Republic of Rwanda 5.50%, 8/9/2031 (a)	8,000	6,477
Republic of Senegal
6.25%, 5/23/2033 (g)	11,000	9,157
6.75%, 3/13/2048 (g)	13,100	9,481
Republic of Serbia 6.50%, 9/26/2033 (a)	2,800	2,848
Republic of South Africa
5.00%, 10/12/2046	5,100	3,465
5.75%, 9/30/2049	7,406	5,393
Republic of Turkey
9.38%, 3/14/2029	5,000	5,430
9.38%, 1/19/2033	1,741	1,929
7.63%, 5/15/2034	6,763	6,738
Republic of Uzbekistan International Bond 7.85%, 10/12/2028 (a)	1,494	1,563
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Romania Government Bond 6.38%, 1/30/2034 (a)	1,574	1,566
State of Mongolia 4.45%, 7/7/2031 (a)	5,600	4,682
Sultanate of Oman Government Bond
7.38%, 10/28/2032 (a)	7,291	8,013
6.50%, 3/8/2047 (g)	600	592
6.75%, 1/17/2048 (g)	5,400	5,431
Turkiye Ihracat Kredi Bankasi A/S 9.38%, 1/31/2026 (a)	2,803	2,935
Total Foreign Government Securities (Cost $397,598)		344,627
	SHARES (000)
Exchange-Traded Funds — 1.5%
Fixed Income — 1.5%
Invesco Senior Loan ETF (Cost $140,855)	6,669	140,849
	PRINCIPAL AMOUNT ($000)
Loan Assignments — 0.5% (h) (l)
Automobile Components — 0.0% ^
Adient US LLC, 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 2.75%), 8.08%, 1/31/2031	2,241	2,242
Beverages — 0.0% ^
Triton Water Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.86%, 3/31/2028	1,950	1,914
Chemicals — 0.0% ^
Venator Materials Corp., 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 2.00% (Cash) + 8.00% (PIK)), 15.31%, 1/16/2026 ‡	729	743
(3-MONTH CME TERM SOFR + 2.00% (Cash) + 8.00% (PIK)), 15.31%, 10/12/2028	2,103	2,082
		2,825
Consumer Staples Distribution & Retail — 0.1%
Moran Foods LLC, 1st Lien Super Senior Delayed Term Loan (3-MONTH SOFR + 11.50%), 16.91%, 6/30/2026 ‡	3,031	3,031
Moran Foods LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.00% (Cash) + 5.35% (PIK)), 12.70%, 6/30/2026 ‡ (c)	2,601	2,167
		5,198
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	215

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Electronic Equipment, Instruments & Components — 0.0% ^
Ingram Micro, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.00%), 8.61%, 6/30/2028	1,825	1,823
Financial Services — 0.0% ^
OL SP LLC, 1st Lien Term Loan C (3-MONTH SOFR), 4.25%, 5/15/2025 ‡	217	210
Ground Transportation — 0.1%
First Student Bidco, Inc., Term Loan B (3-MONTH CME TERM SOFR + 4.00%), 9.45%, 7/21/2028	3,989	3,984
Health Care Equipment & Supplies — 0.0% ^
Medline Borrower LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 10/23/2028	3,044	3,044
Health Care Providers & Services — 0.1%
Parexel International Corp., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 11/15/2028	3,144	3,140
IT Services — 0.0% ^
Ahead DB Holdings LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.20%, 10/18/2027 (m)	2,977	2,966
Leisure Products — 0.0% ^
FGI Operating Co. LLC, 1st Lien Term Loan (3-MONTH SOFR + 11.00%), 0.00%, 5/16/2024 ‡ (b)	43	5
Life Sciences Tools & Services — 0.0% ^
Avantor Funding, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.68%, 11/8/2027	561	561
Machinery — 0.1%
Alliance Laundry Systems LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%; 3-MONTH CME TERM SOFR + 3.50%), 8.93%, 10/8/2027	1,783	1,784
Gates Global LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.93%, 3/31/2027	2,205	2,203
		3,987
Media — 0.0% ^
CSC Holdings LLC, Term Loan B-6 (1-MONTH CME TERM SOFR + 4.50%), 9.82%, 1/18/2028 (m)	1,985	1,927
DirectV Financing LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 5.00%), 10.65%, 8/2/2027	1,165	1,164
		3,091
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Passenger Airlines — 0.0% ^
AAdvantage Loyality IP Ltd., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.75%), 10.33%, 4/20/2028 (m)	850	866
Personal Care Products — 0.1%
Nestle Skin Health SA, Term Loan B (Luxembourg) (3-MONTH CME TERM SOFR + 3.50%), 8.95%, 10/1/2026	8,782	8,790
Pharmaceuticals — 0.0% ^
Elanco Animal Health, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 1.75%), 7.18%, 8/1/2027	2,004	1,977
Specialty Retail — 0.0% ^
Claire's Stores, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 6.50%), 11.93%, 12/18/2026 (n)	12	11
Petco Health & Wellness Co., Inc., Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.86%, 3/3/2028	2,815	2,687
		2,698
Total Loan Assignments (Cost $49,161)		49,321
	SHARES (000)
Common Stocks — 0.3%
Broadline Retail — 0.0% ^
Moran Foods Backstop Equity ‡ *	7,198	72
Chemicals — 0.1%
Venator Materials plc *	7	6,826
Diversified Telecommunication Services — 0.0% ^
Frontier Communications Parent, Inc. *	20	467
Windstream Holdings, Inc. ‡ *	—	5
		472
Financial Services — 0.0% ^
Mallinckrodt plc (Luxembourg) ‡	65	2,475
Health Care Providers & Services — 0.0% ^
Envision Healthcare Corp. ‡ *	1	10
Media — 0.0% ^
Clear Channel Outdoor Holdings, Inc. *	6	10
iHeartMedia, Inc., Class A *	2	6
		16
SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp.	41	3,380
Gulfport Energy Corp. *	47	6,710
		10,090
Specialty Retail — 0.0% ^
Claire's Stores, Inc. ‡ *	—	2
NMG, Inc. ‡ *	—	—
		2
Wireless Telecommunication Services — 0.1%
Intelsat SA (Luxembourg) ‡ *	148	4,054
Total Common Stocks (Cost $15,272)		24,017
	PRINCIPAL AMOUNT ($000)
Municipal Bonds — 0.1% (o)
California — 0.1%
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project Series 2020A-3, Rev., AMT, 8.00%, 8/15/2024 (a) (k)	9,200	9,358
Los Angeles Community College District Series 2010E, GO, 6.75%, 8/1/2049	100	119
Orange County Water District Series 2017B, Rev., 4.06%, 8/15/2041	290	254
Regents of the University of California, Medical Center Pooled Series 2009F, Rev., 6.58%, 5/15/2049	255	290
University of California, Taxable Build America Series 2009R, Rev., 5.77%, 5/15/2043	140	149
University of California, Taxable Limited Project Series 2015J, Rev., 4.13%, 5/15/2045	100	91
Total California		10,261
Colorado — 0.0% ^
Colorado Health Facilities Authority, Vail Valley Medical Centre Project Rev., 4.00%, 1/15/2045	175	168
Indiana — 0.0% ^
Indianapolis Local Public Improvement Bond Bank, Marion County Health and Hospital Series 2010B-2, Rev., 6.12%, 1/15/2040	240	256
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — 0.0% ^
North Texas Tollway Authority, First Tier Series 2009B, Rev., 6.72%, 1/1/2049	131	153
Total Municipal Bonds (Cost $10,868)		10,838
Convertible Bonds — 0.1%
Media — 0.0% ^
DISH Network Corp. 2.38%, 3/15/2024	1,500	1,476
Oil, Gas & Consumable Fuels — 0.1%
Gulfport Energy Corp. 10.00% (Cash), 4/5/2024 ‡ (c) (e) (f)	—	2,759
Total Convertible Bonds (Cost $1,758)		4,235
	SHARES (000)
Preferred Stocks — 0.0% ^
Broadline Retail — 0.0% ^
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	14	8
Electric Utilities — 0.0% ^
SCE Trust VI 5.00%, 4/4/2024 ($25 par value) (p)	199	4,094
Total Preferred Stocks (Cost $4,678)		4,102
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ * (Cost $—)	—	4
	SHARES (000)
Short-Term Investments — 2.2%
Investment Companies — 2.2%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.35% (q) (r) (Cost $201,530)	201,417	201,517
Total Investments — 111.8% (Cost $11,075,434)		10,338,968
Liabilities in Excess of Other Assets — (11.8)%		(1,092,380)
NET ASSETS — 100.0%		9,246,588

SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	217

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
AMT	Alternative Minimum Tax
CLO	Collateralized Loan Obligations
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
GO	General Obligation
HB
High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal.
The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 29, 2024. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JSC	Joint Stock Company
OYJ	Public Limited Company
PIK	Payment In Kind
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Defaulted security.
(c)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(d)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 29, 2024 is $41,764 or 0.45% of the
Fund’s net assets as of February 29, 2024.

(e)	Security is an interest bearing note with preferred security characteristics.
(f)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of February 29, 2024.

(g)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(h)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(i)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 29, 2024.

(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. Morgan Income Funds	February 29, 2024

(m)	All or a portion of this security is unsettled as of February 29, 2024. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(n)	Fund is subject to legal or contractual restrictions on the resale of the security.
(o)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(p)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of February 29, 2024.
(q)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(r)	The rate shown is the current yield as of February 29, 2024.
TBA Short Commitments

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($000)	VALUE ($000)
FNMA / FHLMC UMBS, Single Family, 30 Year TBA, 4.00%, 3/25/2054(a)	(301,200)	(277,191)
SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($000)	VALUE ($000)
GNMA II, Single Family, 30 Year
TBA, 4.00%, 3/15/2054(a)	(361,000)	(336,059)
TBA, 4.50%, 3/15/2054(a)	(89,000)	(85,013)
(Proceeds received of $704,457)		(698,263)

Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
Futures contracts outstanding as of February 29, 2024 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Ultra Note	7,231	06/18/2024	USD	826,029	5,235
U.S. Treasury Long Bond	22	06/18/2024	USD	2,624	34
U.S. Treasury Ultra Bond	53	06/18/2024	USD	6,784	148
U.S. Treasury 2 Year Note	6,091	06/28/2024	USD	1,247,561	921
U.S. Treasury 5 Year Note	17,587	06/28/2024	USD	1,881,946	5,213
					11,551
Short Contracts
U.S. Treasury 10 Year Note	(4,816)	06/18/2024	USD	(532,168)	(1,882)
U.S. Treasury 10 Year Ultra Note	(4,358)	06/18/2024	USD	(497,833)	(3,176)
U.S. Treasury Long Bond	(2,716)	06/18/2024	USD	(323,883)	(3,077)
U.S. Treasury Ultra Bond	(1,672)	06/18/2024	USD	(214,016)	(4,709)
					(12,844)
					(1,293)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	219

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
Forward foreign currency exchange contracts outstanding as of February 29, 2024 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
JPY	984,664	USD	6,563	Barclays Bank plc	3/15/2024	17
Total unrealized appreciation						17
JPY	12,901,559	USD	87,625	HSBC Bank, NA	3/15/2024	(1,419)
Total unrealized depreciation						(1,419)
Net unrealized depreciation						(1,402)

Abbreviations
JPY	Japanese Yen
USD	United States Dollar
Over-the-Counter ("OTC") Credit default swap contracts outstanding — buy protection (*) as of February 29, 2024 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Citibank, NA	12/20/2027	0.48	USD39,851	301	(1,105)	(804)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Citibank, NA	6/20/2028	0.54	USD31,878	282	(921)	(639)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Citibank, NA	6/20/2028	0.54	USD31,878	121	(759)	(638)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Citibank, NA	6/20/2028	0.54	USD15,942	36	(355)	(319)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Citibank, NA	6/20/2028	0.54	USD7,971	30	(190)	(160)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Citibank, NA	6/20/2028	0.54	USD15,935	72	(391)	(319)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Citibank, NA	6/20/2028	0.54	USD7,721	87	(242)	(155)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Citibank, NA	6/20/2028	0.54	USD44,000	317	(1,198)	(881)
Bank of America Corp., 3.50%, 4/19/2026	1.00	Quarterly	Morgan Stanley	6/20/2028	0.54	USD4,770	43	(139)	(96)
							1,289	(5,300)	(4,011)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. Morgan Income Funds	February 29, 2024

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
USD	United States Dollar
Over-the-Counter ("OTC") Credit default swap contracts outstanding — sell protection (**) as of February 29, 2024 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CMBX.NA.BBB-.11	3.00	Monthly	Citigroup Global Markets, Inc.	11/18/2054	7.67	USD5,000	(257)	(422)	(679)
CMBX.NA.BBB-.11	3.00	Monthly	Morgan Stanley	11/18/2054	7.67	USD12,500	(613)	(1,086)	(1,699)
CMBX.NA.BBB-.11	3.00	Monthly	Morgan Stanley	11/18/2054	7.67	USD10,000	(437)	(922)	(1,359)
CMBX.NA.BBB-.11	3.00	Monthly	Morgan Stanley	11/18/2054	7.67	USD20,000	(737)	(1,981)	(2,718)
CMBX.NA.BBB-.11	3.00	Monthly	Morgan Stanley	11/18/2054	7.67	USD15,000	(490)	(1,549)	(2,039)
CMBX.NA.BBB-.12	3.00	Monthly	Citigroup Global Markets, Inc.	08/17/2061	9.17	USD7,500	(611)	(943)	(1,554)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	08/17/2061	9.17	USD5,000	(229)	(806)	(1,035)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	08/17/2061	9.17	USD2,500	(115)	(403)	(518)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	08/17/2061	9.17	USD12,500	(346)	(2,244)	(2,590)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	08/17/2061	9.17	USD12,500	(129)	(2,461)	(2,590)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	08/17/2061	9.17	USD5,500	(60)	(1,079)	(1,139)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	08/17/2061	9.17	USD8,017	(89)	(1,572)	(1,661)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	08/17/2061	9.17	USD12,500	(55)	(2,535)	(2,590)
CMBX.NA.BBB-.9	3.00	Monthly	Citigroup Global Markets, Inc.	09/17/2058	13.71	USD2,500	(271)	(99)	(370)
CMBX.NA.BBB-.9	3.00	Monthly	Citigroup Global Markets, Inc.	09/17/2058	13.71	USD10,000	(899)	(579)	(1,478)
CMBX.NA.BBB-.9	3.00	Monthly	Citigroup Global Markets, Inc.	09/17/2058	13.71	USD8,000	(606)	(576)	(1,182)
CMBX.NA.BBB-.9	3.00	Monthly	Morgan Stanley	09/17/2058	13.71	USD12,500	(1,771)	(76)	(1,847)
CMBX.NA.BBB-.9	3.00	Monthly	Morgan Stanley	09/17/2058	13.71	USD7,500	(808)	(300)	(1,108)
CMBX.NA.BBB-.9	3.00	Monthly	Morgan Stanley	09/17/2058	13.71	USD7,500	(812)	(296)	(1,108)
CMBX.NA.BBB-.9	3.00	Monthly	Morgan Stanley	09/17/2058	13.71	USD5,000	(469)	(270)	(739)
							(9,804)	(20,199)	(30,003)

(**)
The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.

(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	221

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
Abbreviations
CMBX	Commercial Mortgage-Backed Securities Index
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 29, 2024 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.41-V2	5.00	Quarterly	12/20/2028	3.38	USD 220,175	(1,294)	(14,717)	(16,011)
CDX.NA.HY.41-V2	5.00	Quarterly	12/20/2028	3.38	USD 232,875	(1,994)	(14,941)	(16,935)
						(3,288)	(29,658)	(32,946)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
Summary of total OTC swap contracts outstanding as of February 29, 2024 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Liabilities
OTC Credit default swap contracts outstanding - buy protection	1,289	(4,011)
OTC Credit default swap contracts outstanding - sell protection	(9,804)	(30,003)
Total OTC swap contracts outstanding	(8,515)	(34,014)
SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. Morgan Income Funds	February 29, 2024

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — 59.0%
FHLMC
Pool # 781087, ARM, 6.36%, 12/1/2033 (a)	27	27
Pool # 1B1665, ARM, 4.79%, 4/1/2034 (a)	11	11
Pool # 782979, ARM, 6.37%, 1/1/2035 (a)	34	35
Pool # 1B2844, ARM, 4.23%, 3/1/2035 (a)	20	20
Pool # 1Q0007, ARM, 8.02%, 12/1/2035 (a)	15	15
Pool # 972200, ARM, 5.68%, 3/1/2036 (a)	34	34
Pool # 1J1380, ARM, 6.31%, 3/1/2036 (a)	8	8
Pool # 1H2618, ARM, 5.26%, 5/1/2036 (a)	28	29
Pool # 1G2557, ARM, 5.47%, 6/1/2036 (a)	40	41
Pool # 1A1085, ARM, 7.55%, 8/1/2036 (a)	26	26
Pool # 1Q0105, ARM, 6.01%, 9/1/2036 (a)	11	11
Pool # 1J1348, ARM, 6.45%, 10/1/2036 (a)	57	57
Pool # 1N0249, ARM, 7.45%, 10/1/2036 (a)	1	1
Pool # 1A1096, ARM, 7.56%, 10/1/2036 (a)	73	75
Pool # 1J1378, ARM, 5.89%, 11/1/2036 (a)	32	32
Pool # 1Q0737, ARM, 5.95%, 11/1/2036 (a)	22	22
Pool # 1G2671, ARM, 5.97%, 11/1/2036 (a)	42	42
Pool # 782760, ARM, 6.29%, 11/1/2036 (a)	39	40
Pool # 1G1386, ARM, 6.17%, 12/1/2036 (a)	13	13
Pool # 1J1516, ARM, 5.16%, 2/1/2037 (a)	18	18
Pool # 1G1555, ARM, 5.79%, 2/1/2037 (a)	5	5
Pool # 1Q0739, ARM, 7.61%, 3/1/2037 (a)	33	33
Pool # 1Q0697, ARM, 7.39%, 5/1/2037 (a)	35	35
Pool # 1G2229, ARM, 6.03%, 9/1/2037 (a)	7	7
Pool # 1Q0722, ARM, 5.54%, 4/1/2038 (a)	17	17
Pool # 1Q0789, ARM, 5.52%, 5/1/2038 (a)	3	3
FHLMC Gold Pools, 20 Year
Pool # C91042, 5.50%, 5/1/2027	96	96
Pool # C91158, 6.50%, 1/1/2028	52	53
Pool # C91180, 5.50%, 3/1/2028	43	43
Pool # D98938, 4.00%, 2/1/2032	310	300
FHLMC Gold Pools, 30 Year
Pool # C18115, 6.00%, 11/1/2028	1	1
Pool # C00701, 6.50%, 1/1/2029	11	11
Pool # G03029, 6.00%, 10/1/2029	17	17
Pool # C68485, 7.00%, 7/1/2032	13	13
Pool # G01448, 7.00%, 8/1/2032	23	24
Pool # C75791, 5.50%, 1/1/2033	34	35
Pool # C01735, 4.00%, 10/1/2033	41	39
Pool # A13625, 5.50%, 10/1/2033	120	122
Pool # A16253, 6.00%, 11/1/2033	11	11
Pool # A16843, 6.00%, 12/1/2033	28	29
Pool # A28796, 6.50%, 11/1/2034	45	46
Pool # A46417, 7.00%, 4/1/2035	162	166
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # A46987, 5.50%, 7/1/2035	251	256
Pool # A80290, 5.00%, 11/1/2035	325	323
Pool # G05713, 6.50%, 12/1/2035	250	257
Pool # A54679, 6.50%, 6/1/2036	11	12
Pool # C02637, 7.00%, 10/1/2036	81	83
Pool # C02660, 6.50%, 11/1/2036	36	38
Pool # G04077, 6.50%, 3/1/2038	74	77
Pool # G05190, 7.50%, 9/1/2038	13	14
Pool # C03466, 5.50%, 3/1/2040	60	61
Pool # A93511, 5.00%, 8/1/2040	527	523
Pool # G06493, 4.50%, 5/1/2041	832	813
Pool # G60039, 3.00%, 4/1/2043	3,428	3,049
Pool # G60105, 5.00%, 6/1/2044	1,161	1,154
Pool # Q37784, 3.50%, 12/1/2045	1,141	1,036
Pool # Q39412, 3.50%, 3/1/2046	458	416
Pool # Q40797, 3.50%, 5/1/2046	1,397	1,268
Pool # Q40922, 3.50%, 6/1/2046	445	404
Pool # Q42079, 3.50%, 7/1/2046	868	788
Pool # V84637, 4.00%, 9/1/2048	386	360
Pool # Q61709, 4.50%, 2/1/2049	965	930
Pool # Q62088, 4.50%, 2/1/2049	566	553
FHLMC Gold Pools, Other
Pool # G20027, 10.00%, 10/1/2030	1	1
Pool # B90491, 7.50%, 1/1/2032	49	50
Pool # WA1626, 3.45%, 8/1/2032	8,403	7,642
Pool # WN1179, 3.85%, 9/1/2032	4,000	3,716
Pool # U80047, 4.00%, 9/1/2032	140	135
Pool # U80068, 3.50%, 10/1/2032	286	272
Pool # U80125, 3.50%, 1/1/2033	857	815
Pool # U80173, 3.50%, 1/1/2033	646	616
Pool # U80265, 3.50%, 4/1/2033	807	768
Pool # WN3233, 3.19%, 7/1/2033	5,000	4,442
Pool # L10224, 6.00%, 12/1/2034	98	98
Pool # H00158, 6.00%, 4/1/2036	182	179
Pool # L10291, 6.50%, 11/1/2036	136	138
Pool # P51353, 6.50%, 11/1/2036	71	72
Pool # P50595, 6.50%, 12/1/2036	231	238
Pool # P51361, 6.50%, 12/1/2036	59	60
Pool # G20028, 7.50%, 12/1/2036	58	59
Pool # G80365, 6.50%, 10/17/2038	97	98
Pool # U90690, 3.50%, 6/1/2042	2,353	2,121
Pool # U90975, 4.00%, 6/1/2042	1,470	1,387
Pool # T65101, 4.00%, 10/1/2042	206	188
Pool # U90378, 4.00%, 11/1/2042	2,170	2,048
Pool # U90542, 4.00%, 12/1/2042	681	654
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	223

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # U91449, 4.00%, 5/1/2043	2,174	2,052
Pool # U99051, 3.50%, 6/1/2043	313	286
Pool # U99134, 4.00%, 1/1/2046	1,264	1,193
Pool # U69030, 4.50%, 1/1/2046	856	832
Pool # U69039, 4.00%, 2/1/2046	1,991	1,872
FHLMC UMBS, 20 Year Pool # ZT1675, 3.50%, 4/1/2037	2,123	2,014
FHLMC UMBS, 30 Year
Pool # RA1617, 3.50%, 8/1/2049	420	379
Pool # RA1623, 4.00%, 9/1/2049	1,714	1,610
Pool # QA5403, 4.00%, 11/1/2049	776	722
Pool # QA5096, 4.00%, 12/1/2049	1,085	1,009
Pool # QA5982, 4.00%, 12/1/2049	926	860
Pool # RA2008, 4.00%, 1/1/2050	2,301	2,147
Pool # QA7351, 3.00%, 2/1/2050	313	271
Pool # RA2272, 3.50%, 2/1/2050	16,268	14,941
Pool # QB0097, 4.00%, 5/1/2050	666	630
Pool # SD8089, 2.50%, 7/1/2050	9,318	7,731
Pool # SI2081, 2.00%, 8/1/2050	27,076	21,524
Pool # RA4515, 4.00%, 2/1/2051	5,202	4,824
Pool # RA5276, 2.50%, 5/1/2051	6,974	5,792
Pool # QC2209, 3.50%, 5/1/2051	2,004	1,794
Pool # QC3244, 3.00%, 6/1/2051	3,438	2,955
Pool # RA5921, 2.50%, 9/1/2051	4,864	4,037
Pool # QC7968, 2.50%, 10/1/2051	1,211	1,006
Pool # RA6135, 2.50%, 10/1/2051	23,424	19,445
Pool # RA6228, 2.50%, 11/1/2051	8,404	6,955
Pool # QD0369, 3.00%, 11/1/2051	4,893	4,220
Pool # SD4951, 2.50%, 2/1/2052 (b)	23,532	19,545
Pool # SD7554, 2.50%, 4/1/2052	4,366	3,647
Pool # SD3362, 3.00%, 5/1/2052	9,574	8,247
Pool # QE5028, 5.00%, 6/1/2052	1,049	1,019
Pool # QE4140, 5.50%, 6/1/2052	5,621	5,631
Pool # SD4181, 3.50%, 8/1/2052	9,727	8,662
Pool # SD1725, 4.00%, 10/1/2052	14,175	13,059
Pool # SD1713, 5.00%, 10/1/2052	9,641	9,417
Pool # RA9669, 5.00%, 8/1/2053	5,741	5,569
FNMA
Pool # 54844, ARM, 4.46%, 9/1/2027 (a)	1	1
Pool # 303532, ARM, 4.57%, 3/1/2029 (a)	2	2
Pool # 555258, ARM, 5.65%, 1/1/2033 (a)	33	33
Pool # 686040, ARM, 5.96%, 7/1/2033 (a)	29	29
Pool # 746299, ARM, 6.06%, 9/1/2033 (a)	30	30
Pool # 743546, ARM, 5.73%, 11/1/2033 (a)	105	104
Pool # 766610, ARM, 5.93%, 1/1/2034 (a)	7	7
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 735648, ARM, 5.99%, 2/1/2034 (a)	13	13
Pool # 770377, ARM, 4.39%, 4/1/2034 (a)	14	14
Pool # 751531, ARM, 5.33%, 5/1/2034 (a)	29	29
Pool # 778908, ARM, 5.68%, 6/1/2034 (a)	20	19
Pool # 800422, ARM, 5.46%, 8/1/2034 (a)	107	105
Pool # 735332, ARM, 5.76%, 8/1/2034 (a)	25	25
Pool # 790964, ARM, 5.90%, 9/1/2034 (a)	12	12
Pool # 735740, ARM, 5.20%, 10/1/2034 (a)	30	29
Pool # 794797, ARM, 5.55%, 10/1/2034 (a)	28	28
Pool # 803594, ARM, 5.83%, 10/1/2034 (a)	18	18
Pool # 803599, ARM, 5.83%, 10/1/2034 (a)	41	41
Pool # 896463, ARM, 6.28%, 10/1/2034 (a)	59	60
Pool # 810896, ARM, 7.35%, 1/1/2035 (a)	193	195
Pool # 816594, ARM, 7.20%, 2/1/2035 (a)	8	9
Pool # 745862, ARM, 5.56%, 4/1/2035 (a)	40	41
Pool # 735539, ARM, 5.69%, 4/1/2035 (a)	91	94
Pool # 821378, ARM, 5.04%, 5/1/2035 (a)	33	32
Pool # 821179, ARM, 5.11%, 5/1/2035 (a)	5	5
Pool # 823660, ARM, 5.13%, 5/1/2035 (a)	27	27
Pool # 745766, ARM, 5.88%, 6/1/2035 (a)	20	20
Pool # 832801, ARM, 5.97%, 9/1/2035 (a)	16	16
Pool # 849251, ARM, 6.96%, 1/1/2036 (a)	23	23
Pool # 920843, ARM, 6.55%, 3/1/2036 (a)	306	315
Pool # 872825, ARM, 6.09%, 6/1/2036 (a)	35	36
Pool # 892868, ARM, 6.02%, 7/1/2036 (a)	25	25
Pool # 886558, ARM, 6.02%, 8/1/2036 (a)	30	30
Pool # 920547, ARM, 5.10%, 9/1/2036 (a)	91	91
Pool # 894239, ARM, 6.18%, 10/1/2036 (a)	22	22
Pool # 900191, ARM, 6.32%, 10/1/2036 (a)	16	16
Pool # 902818, ARM, 6.20%, 11/1/2036 (a)	—	—
Pool # 902955, ARM, 6.04%, 12/1/2036 (a)	17	17
Pool # 995919, ARM, 5.90%, 7/1/2037 (a)	23	23
Pool # 938346, ARM, 6.03%, 7/1/2037 (a)	12	12
Pool # AD0085, ARM, 5.43%, 11/1/2037 (a)	24	24
Pool # AD0179, ARM, 6.32%, 12/1/2037 (a)	29	29
Pool # 966946, ARM, 6.28%, 1/1/2038 (a)	4	4
FNMA UMBS, 15 Year
Pool # AD0133, 5.00%, 8/1/2024	—	—
Pool # AX7598, 3.00%, 1/1/2030	888	850
FNMA UMBS, 20 Year
Pool # 257055, 6.50%, 12/1/2027	26	26
Pool # AE0049, 6.00%, 9/1/2029	26	26
Pool # MA0602, 3.50%, 12/1/2030	348	334
Pool # AP3582, 3.50%, 8/1/2032	523	497
Pool # AB9830, 3.50%, 7/1/2033	2,436	2,316
SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # AL6238, 4.00%, 1/1/2035	807	778
FNMA UMBS, 30 Year
Pool # 689977, 8.00%, 3/1/2027	10	10
Pool # 695533, 8.00%, 6/1/2027	6	6
Pool # 756020, 8.50%, 12/1/2027	2	2
Pool # 527285, 7.00%, 11/1/2028	1	1
Pool # 755973, 8.00%, 11/1/2028	33	34
Pool # 455759, 6.00%, 12/1/2028	6	6
Pool # 776702, 4.50%, 5/1/2029	8	8
Pool # 889020, 6.50%, 11/1/2029	36	36
Pool # 567036, 8.50%, 2/1/2030	15	15
Pool # 598559, 6.50%, 8/1/2031	21	21
Pool # 613000, 7.00%, 11/1/2031	20	20
Pool # 610591, 7.00%, 1/1/2032	28	29
Pool # 788150, 6.00%, 3/1/2032	8	8
Pool # 668825, 7.00%, 8/1/2032	3	3
Pool # 682078, 5.50%, 11/1/2032	132	134
Pool # 668562, 6.00%, 12/1/2032	20	20
Pool # 675555, 6.00%, 12/1/2032	9	9
Pool # AL0045, 6.00%, 12/1/2032	108	111
Pool # 357363, 5.50%, 3/1/2033	161	164
Pool # 674349, 6.00%, 3/1/2033	8	8
Pool # 688625, 6.00%, 3/1/2033	9	10
Pool # 695584, 6.00%, 3/1/2033	3	3
Pool # 702901, 6.00%, 5/1/2033	102	105
Pool # 695403, 5.00%, 6/1/2033	70	69
Pool # 995656, 7.00%, 6/1/2033	77	79
Pool # 723852, 5.00%, 7/1/2033	27	26
Pool # 729296, 5.00%, 7/1/2033	79	79
Pool # 726912, 4.00%, 8/1/2033	3	2
Pool # 753696, 4.00%, 8/1/2033	15	15
Pool # 729379, 6.00%, 8/1/2033	15	15
Pool # 726914, 6.50%, 8/1/2033	7	7
Pool # 737825, 6.00%, 9/1/2033	25	26
Pool # AA7943, 4.00%, 10/1/2033	232	222
Pool # 750977, 4.50%, 11/1/2033	16	16
Pool # 725017, 5.50%, 12/1/2033	162	164
Pool # 759424, 5.50%, 1/1/2034	45	46
Pool # 751182, 5.50%, 3/1/2034	32	33
Pool # 751341, 5.50%, 3/1/2034	12	12
Pool # 767378, 5.50%, 3/1/2034	13	13
Pool # 776565, 4.00%, 4/1/2034	129	123
Pool # AC1317, 4.50%, 9/1/2034	103	100
Pool # 820347, 5.00%, 9/1/2035	30	30
Pool # 745281, 6.00%, 1/1/2036	21	21
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 888417, 6.50%, 1/1/2036	35	36
Pool # 833629, 7.00%, 3/1/2036	17	18
Pool # 893268, 6.50%, 8/1/2036	59	60
Pool # 833657, 7.50%, 8/1/2036	7	7
Pool # AA0922, 6.00%, 9/1/2036	126	130
Pool # 878225, 6.50%, 10/1/2036	29	30
Pool # 985683, 8.00%, 10/1/2036	75	77
Pool # 888476, 7.50%, 5/1/2037	17	18
Pool # 945870, 6.50%, 8/1/2037	41	42
Pool # 946338, 7.00%, 9/1/2037	30	31
Pool # 888707, 7.50%, 10/1/2037	60	62
Pool # 889883, 6.50%, 3/1/2038	47	49
Pool # AC9081, 6.50%, 9/1/2038	91	96
Pool # 909236, 7.00%, 9/1/2038	245	254
Pool # 934591, 7.00%, 10/1/2038	30	31
Pool # AB2869, 6.00%, 11/1/2038	175	180
Pool # 995504, 7.50%, 11/1/2038	16	16
Pool # 257510, 7.00%, 12/1/2038	104	108
Pool # AD0753, 7.00%, 1/1/2039	160	167
Pool # 890661, 7.00%, 2/1/2039	626	643
Pool # AD0780, 7.50%, 4/1/2039	347	365
Pool # AD6377, 5.50%, 5/1/2040	50	51
Pool # AD4951, 5.00%, 7/1/2040	1,128	1,119
Pool # BM5364, 4.00%, 4/1/2042	1,316	1,240
Pool # AL6839, 5.00%, 4/1/2042	682	676
Pool # AR8128, 3.50%, 3/1/2043	1,056	964
Pool # AL8256, 3.00%, 8/1/2043	2,216	1,968
Pool # AZ8089, 4.00%, 7/1/2045	343	323
Pool # BA2343, 4.00%, 9/1/2045	1,554	1,463
Pool # BC9441, 3.50%, 4/1/2046	229	209
Pool # BC6982, 4.00%, 4/1/2046	1,269	1,195
Pool # BD0299, 3.50%, 5/1/2046	337	305
Pool # BC1249, 3.50%, 6/1/2046	234	212
Pool # BD1243, 3.50%, 6/1/2046	368	334
Pool # BD3066, 3.50%, 7/1/2046	530	480
Pool # BD3088, 3.50%, 7/1/2046	210	190
Pool # BD5248, 3.50%, 8/1/2046	1,172	1,063
Pool # BD7764, 3.50%, 9/1/2046	746	676
Pool # BE5870, 3.50%, 1/1/2047	1,560	1,427
Pool # BH4665, 4.00%, 6/1/2047	2,335	2,196
Pool # BH7626, 4.00%, 8/1/2047	1,011	948
Pool # BM3500, 4.00%, 9/1/2047	1,355	1,296
Pool # BH7663, 4.00%, 10/1/2047	2,025	1,916
Pool # BJ1778, 4.50%, 10/1/2047	465	448
Pool # BM3044, 4.00%, 11/1/2047	1,664	1,563
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	225

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BE8351, 4.00%, 2/1/2048	537	503
Pool # BM3455, 4.50%, 2/1/2048	1,105	1,068
Pool # BK7006, 4.50%, 6/1/2048	389	375
Pool # BD9084, 4.50%, 7/1/2048	1,222	1,179
Pool # BK9303, 4.00%, 8/1/2048	1,341	1,281
Pool # CA4662, 3.50%, 9/1/2048	2,149	1,925
Pool # 890863, 5.00%, 9/1/2048	1,610	1,637
Pool # BN1829, 4.50%, 10/1/2048	922	887
Pool # BN4960, 5.00%, 12/1/2048	414	408
Pool # BM5430, 5.00%, 1/1/2049	2,110	2,100
Pool # BN5013, 5.00%, 1/1/2049	2,259	2,248
Pool # BN6788, 4.50%, 2/1/2049	269	258
Pool # BK0317, 4.00%, 3/1/2049	1,275	1,194
Pool # BO0719, 5.00%, 6/1/2049	1,048	1,036
Pool # BO0721, 5.00%, 6/1/2049	1,142	1,127
Pool # BO0722, 5.00%, 6/1/2049	124	123
Pool # BO4276, 3.50%, 7/1/2049	2,278	2,110
Pool # BO4277, 3.50%, 7/1/2049	3,306	3,055
Pool # BO4280, 4.00%, 7/1/2049	2,245	2,126
Pool # BN8529, 4.50%, 7/1/2049	382	373
Pool # BO3436, 4.50%, 7/1/2049	1,670	1,616
Pool # BO0718, 5.00%, 7/1/2049	1,534	1,526
Pool # BO0720, 5.00%, 7/1/2049	1,499	1,477
Pool # BO2496, 5.00%, 7/1/2049	2,403	2,375
Pool # BO2497, 5.00%, 7/1/2049	2,086	2,065
Pool # BO2498, 5.00%, 7/1/2049	2,356	2,339
Pool # BO2499, 5.00%, 7/1/2049	442	451
Pool # BO3408, 5.00%, 7/1/2049	581	571
Pool # BO3749, 4.00%, 8/1/2049	1,760	1,684
Pool # BO3999, 4.00%, 8/1/2049	810	753
Pool # BO2495, 5.00%, 8/1/2049	2,050	2,040
Pool # BK8769, 3.50%, 10/1/2049	1,392	1,259
Pool # CA4363, 4.00%, 10/1/2049	1,096	1,024
Pool # BO2888, 4.00%, 11/1/2049	1,192	1,122
Pool # BO4387, 4.00%, 11/1/2049	1,493	1,395
Pool # FM2526, 4.00%, 12/1/2049	2,422	2,311
Pool # BP1128, 4.00%, 1/1/2050	687	646
Pool # BP1132, 4.00%, 1/1/2050	882	831
Pool # BP1141, 4.00%, 1/1/2050	273	254
Pool # BP1847, 4.50%, 1/1/2050	1,599	1,568
Pool # FM3365, 3.00%, 3/1/2050	9,978	8,641
Pool # BP4626, 2.50%, 4/1/2050	4,101	3,400
Pool # BP6363, 3.00%, 4/1/2050	4,795	4,144
Pool # BP5296, 3.50%, 4/1/2050	3,207	2,897
Pool # BP5302, 4.00%, 4/1/2050	1,716	1,591
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BP8337, 3.00%, 5/1/2050	4,107	3,656
Pool # CA5729, 3.00%, 5/1/2050	5,709	4,929
Pool # BP8338, 3.00%, 6/1/2050	3,335	2,970
Pool # BK2693, 3.50%, 6/1/2050	750	676
Pool # BP9337, 3.50%, 6/1/2050	2,852	2,692
Pool # BP9950, 3.50%, 6/1/2050	2,059	1,857
Pool # CA6361, 2.50%, 7/1/2050	3,451	2,896
Pool # CA6430, 3.50%, 7/1/2050	5,282	4,769
Pool # MA4096, 2.50%, 8/1/2050	48,727	40,386
Pool # BO4410, 3.00%, 8/1/2050	4,196	3,620
Pool # BQ1646, 3.00%, 8/1/2050	3,026	2,601
Pool # FM4311, 3.00%, 8/1/2050	3,324	2,884
Pool # BQ1367, 2.50%, 9/1/2050 (b)	14,583	12,144
Pool # BQ2143, 2.50%, 9/1/2050	9,351	7,701
Pool # BQ4113, 3.00%, 9/1/2050	1,845	1,595
Pool # BQ5586, 3.00%, 10/1/2050	3,068	2,642
Pool # FM5173, 2.50%, 12/1/2050 (b)	7,012	5,846
Pool # CA8862, 2.50%, 1/1/2051 (b)	5,880	4,908
Pool # BQ4516, 2.00%, 2/1/2051	14,430	11,421
Pool # BR4052, 2.00%, 2/1/2051 (b)	14,821	11,801
Pool # FM5778, 2.50%, 2/1/2051 (b)	7,504	6,258
Pool # BR0870, 3.50%, 2/1/2051	967	869
Pool # FM7957, 2.50%, 7/1/2051 (b)	11,881	9,900
Pool # BT5574, 2.50%, 8/1/2051	946	788
Pool # CB1908, 2.50%, 10/1/2051	29,565	24,447
Pool # FM9195, 2.50%, 10/1/2051	12,108	10,054
Pool # CB1878, 3.00%, 10/1/2051	4,404	3,794
Pool # MA4466, 2.50%, 11/1/2051	8,447	6,962
Pool # FM9961, 3.00%, 12/1/2051	9,070	7,768
Pool # FS0213, 3.00%, 12/1/2051 (b)	25,165	21,565
Pool # FS2559, 3.00%, 12/1/2051	5,086	4,387
Pool # FS4284, 2.50%, 2/1/2052	7,450	6,153
Pool # MA4548, 2.50%, 2/1/2052	9,697	7,979
Pool # BV3570, 3.00%, 2/1/2052	1,026	881
Pool # FS0917, 3.50%, 2/1/2052	8,086	7,226
Pool # FS0882, 2.50%, 3/1/2052	6,925	5,782
Pool # FS5446, 2.50%, 3/1/2052	9,513	7,844
Pool # BV3283, 3.00%, 3/1/2052	8,137	6,971
Pool # FS0957, 3.00%, 3/1/2052	22,055	18,897
Pool # BV3269, 3.50%, 3/1/2052	1,281	1,141
Pool # BV3276, 3.50%, 3/1/2052	2,960	2,636
Pool # CB3025, 3.50%, 3/1/2052	10,401	9,296
Pool # BV5360, 2.50%, 4/1/2052 (b)	8,887	7,321
Pool # FS6301, 3.00%, 4/1/2052	4,908	4,233
Pool # BV9064, 3.50%, 4/1/2052	8,032	7,152
SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # CB3378, 4.00%, 4/1/2052	4,093	3,768
Pool # FS4720, 2.50%, 5/1/2052	4,722	3,936
Pool # FS6790, 2.50%, 5/1/2052	9,913	8,177
Pool # FS7204, 3.00%, 5/1/2052 (b)	15,000	12,937
Pool # BW5359, 4.00%, 6/1/2052	2,006	1,863
Pool # BW3203, 5.00%, 6/1/2052	1,176	1,159
Pool # BW4016, 5.00%, 6/1/2052	1,695	1,671
Pool # BW4019, 5.00%, 6/1/2052	1,959	1,931
Pool # BW4041, 5.00%, 6/1/2052	985	965
Pool # BV7853, 5.00%, 7/1/2052	1,990	1,932
Pool # BW4042, 5.00%, 7/1/2052	1,782	1,731
Pool # BW5398, 5.00%, 7/1/2052	999	983
Pool # CB4608, 4.00%, 9/1/2052	8,364	7,700
Pool # CB4587, 4.50%, 9/1/2052	5,460	5,170
Pool # BW8950, 5.00%, 9/1/2052	4,524	4,393
Pool # BX2815, 4.50%, 10/1/2052	1,947	1,868
Pool # BW6968, 4.00%, 1/1/2053	2,672	2,460
Pool # BV6797, 4.00%, 3/1/2053	1,148	1,057
Pool # CB5896, 5.00%, 3/1/2053	4,615	4,479
Pool # BX3824, 5.50%, 3/1/2053	6,909	6,848
Pool # BX4315, 5.00%, 4/1/2053	2,605	2,528
Pool # BY4776, 5.00%, 7/1/2053	10,893	10,566
Pool # BY4736, 5.50%, 7/1/2053	10,026	9,939
Pool # BV6813, 4.50%, 8/1/2053	1,378	1,306
Pool # BY7027, 5.00%, 8/1/2053	7,941	7,703
FNMA, 30 Year
Pool # 535183, 8.00%, 6/1/2028	—	—
Pool # 252155, 7.00%, 10/1/2028	10	10
Pool # 252334, 6.50%, 2/1/2029	35	35
Pool # 252409, 6.50%, 3/1/2029	32	32
Pool # 535442, 8.50%, 6/1/2030	—	—
Pool # 653815, 7.00%, 2/1/2033	10	10
Pool # 752786, 6.00%, 9/1/2033	18	18
Pool # 954255, 6.50%, 8/1/2037	294	297
Pool # 931717, 6.50%, 8/1/2039	172	173
Pool # CA3030, 4.50%, 1/1/2049	4,720	4,525
Pool # CA4047, 4.00%, 8/1/2049	5,530	5,143
Pool # CA4520, 3.50%, 11/1/2049	4,161	3,747
Pool # CB4014, 4.50%, 7/1/2052	973	918
FNMA, Other
Pool # AM7321, 3.12%, 11/1/2026	887	850
Pool # AN4571, 3.07%, 2/1/2027	1,600	1,523
Pool # AM8987, 2.79%, 6/1/2027	828	777
Pool # BS8681, 3.83%, 7/1/2028	18,390	17,732
Pool # BL0920, 3.82%, 9/1/2028	2,333	2,241
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BL0819, 3.95%, 12/1/2028	5,075	4,897
Pool # AN4154, 3.17%, 1/1/2029	6,060	5,618
Pool # AN4349, 3.35%, 1/1/2029	2,920	2,763
Pool # BS5292, 2.53%, 5/1/2029	22,121	19,875
Pool # BS7764, 4.08%, 5/1/2029	2,193	2,125
Pool # BS3673, 1.88%, 6/1/2029	6,000	5,180
Pool # AN8154, 3.17%, 2/1/2030	6,070	5,598
Pool # AM7516, 3.55%, 2/1/2030	2,000	1,883
Pool # BS7348, 5.08%, 2/1/2030	6,000	6,065
Pool # BS9093, 5.17%, 2/1/2030	1,308	1,328
Pool # BS8474, 4.84%, 4/1/2030	2,135	2,142
Pool # BS6827, 4.19%, 5/1/2030	3,948	3,829
Pool # BS8643, 4.48%, 6/1/2030	4,950	4,863
Pool # BS5224, 2.52%, 7/1/2030	5,069	4,438
Pool # BL8177, 1.10%, 9/1/2030	24,000	19,280
Pool # BS8426, 4.28%, 9/1/2030	9,000	8,752
Pool # BS9203, 4.64%, 10/1/2030	2,625	2,606
Pool # BS5389, 3.03%, 11/1/2030	11,240	10,145
Pool # AN0099, 3.28%, 11/1/2030	6,581	6,031
Pool # BS8033, 4.43%, 11/1/2030	5,634	5,526
Pool # BS8732, 4.61%, 11/1/2030	6,267	6,210
Pool # BS7750, 4.24%, 12/1/2030	4,000	3,878
Pool # BS6828, 4.07%, 1/1/2031	4,995	4,792
Pool # BS7882, 4.56%, 1/1/2031	3,575	3,521
Pool # BS8379, 4.66%, 1/1/2031	6,630	6,587
Pool # BS8200, 4.74%, 1/1/2031	4,020	4,012
Pool # BS9368, 5.15%, 1/1/2031	3,427	3,483
Pool # BS5378, 3.45%, 4/1/2031	2,480	2,281
Pool # BS2915, 1.87%, 5/1/2031	7,612	6,274
Pool # BS7884, 4.03%, 5/1/2031	5,355	5,099
Pool # AI2479, 5.00%, 5/1/2031	102	101
Pool # BS2035, 1.84%, 6/1/2031	10,000	8,223
Pool # BS7362, 5.14%, 6/1/2031	4,000	4,036
Pool # BS2422, 1.67%, 7/1/2031	12,000	9,669
Pool # AN2456, 2.74%, 8/1/2031	897	794
Pool # BS7268, 5.05%, 8/1/2031	2,000	2,020
Pool # BS2898, 1.56%, 9/1/2031	20,203	16,067
Pool # BS4279, 2.00%, 9/1/2031	6,650	5,527
Pool # BS8183, 4.74%, 9/1/2031	4,884	4,848
Pool # BS5371, 3.16%, 10/1/2031	5,705	5,086
Pool # BS3637, 1.73%, 11/1/2031	5,580	4,548
Pool # BS6765, 4.24%, 11/1/2031	4,238	4,070
Pool # BS4124, 1.94%, 1/1/2032	3,827	3,171
Pool # BS4525, 1.94%, 1/1/2032	8,500	6,892
Pool # BS4030, 1.96%, 1/1/2032	10,000	8,227
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	227

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BS4315, 1.98%, 1/1/2032	16,418	13,439
Pool # BS4650, 2.02%, 1/1/2032	4,000	3,294
Pool # BS4142, 2.13%, 1/1/2032	7,707	6,459
Pool # AN3104, 2.75%, 2/1/2032	9,081	7,976
Pool # BL1054, 4.25%, 2/1/2032	1,693	1,612
Pool # BM7037, 1.75%, 3/1/2032 (a)	19,183	15,392
Pool # BS4654, 2.39%, 3/1/2032	4,821	4,085
Pool # BS5130, 2.55%, 4/1/2032	4,836	4,157
Pool # BS5193, 2.62%, 4/1/2032	8,053	6,888
Pool # BS5259, 2.84%, 4/1/2032	10,000	8,730
Pool # BS5231, 2.54%, 5/1/2032	8,400	7,151
Pool # BS5452, 3.09%, 5/1/2032	9,070	7,980
Pool # BS5643, 3.62%, 5/1/2032	3,499	3,226
Pool # AN6149, 3.14%, 7/1/2032	4,075	3,592
Pool # BS6091, 3.68%, 7/1/2032	2,184	2,013
Pool # BS6195, 4.12%, 7/1/2032	4,911	4,681
Pool # BS4203, 2.36%, 8/1/2032	6,000	4,996
Pool # AN6123, 3.06%, 8/1/2032	800	700
Pool # BS6301, 3.67%, 8/1/2032	21,407	19,750
Pool # BS6611, 3.72%, 8/1/2032	8,824	8,196
Pool # BS6425, 3.88%, 8/1/2032	6,097	5,729
Pool # BS6269, 4.03%, 8/1/2032	1,779	1,687
Pool # BS7247, 5.19%, 8/1/2032	4,000	4,089
Pool # BS6335, 3.75%, 9/1/2032	8,240	7,673
Pool # BS6331, 3.76%, 9/1/2032	7,700	7,135
Pool # BS6440, 3.78%, 9/1/2032	576	535
Pool # BS6339, 3.80%, 9/1/2032	11,723	10,896
Pool # BS6697, 4.12%, 9/1/2032	4,242	4,069
Pool # BS6698, 4.12%, 9/1/2032	6,812	6,462
Pool # AN6651, 2.94%, 10/1/2032	614	543
Pool # BS6398, 3.87%, 10/1/2032	1,233	1,153
Pool # BS6756, 3.89%, 10/1/2032	2,000	1,855
Pool # BS8968, 4.73%, 10/1/2032	5,050	5,011
Pool # BS6995, 4.18%, 11/1/2032	5,080	4,856
Pool # BS6849, 4.23%, 11/1/2032	3,931	3,780
Pool # BS7006, 4.79%, 11/1/2032	4,655	4,651
Pool # BS6994, 4.85%, 11/1/2032	2,000	2,007
Pool # BS7292, 5.60%, 11/1/2032	2,554	2,677
Pool # BS7001, 4.36%, 12/1/2032	6,105	5,908
Pool # BS8052, 4.38%, 12/1/2032	8,383	8,113
Pool # BS7090, 4.45%, 12/1/2032	6,430	6,272
Pool # BS7095, 4.80%, 12/1/2032	3,881	3,881
Pool # BS7320, 4.88%, 12/1/2032	12,000	12,043
Pool # BS7318, 4.94%, 12/1/2032	1,478	1,488
Pool # BS7182, 5.11%, 12/1/2032	6,000	6,120
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BS7267, 5.18%, 12/1/2032	2,380	2,439
Pool # BS6474, 3.82%, 1/1/2033	6,399	5,969
Pool # AD8548, 5.50%, 1/1/2033	132	131
Pool # AR7484, 3.50%, 2/1/2033	613	582
Pool # BS8335, 4.62%, 2/1/2033	2,995	2,946
Pool # BM6599, 1.73%, 3/1/2033 (a)	5,892	4,624
Pool # BS8334, 4.71%, 3/1/2033	4,908	4,859
Pool # BS7371, 5.02%, 3/1/2033	1,020	1,031
Pool # BS8288, 4.39%, 4/1/2033	4,484	4,346
Pool # BS8223, 4.50%, 4/1/2033	4,030	3,940
Pool # BS8256, 4.53%, 4/1/2033	6,583	6,427
Pool # BS8147, 4.72%, 4/1/2033	3,684	3,660
Pool # BS2088, 2.02%, 5/1/2033	6,191	4,996
Pool # BS8185, 4.17%, 5/1/2033	5,000	4,763
Pool # BS8238, 4.19%, 5/1/2033	1,704	1,627
Pool # BS8213, 4.22%, 5/1/2033	10,023	9,624
Pool # BS8203, 4.24%, 5/1/2033	3,150	3,020
Pool # BS8284, 4.43%, 5/1/2033	10,005	9,728
Pool # BS8152, 4.55%, 5/1/2033	1,987	1,949
Pool # AT7117, 3.50%, 6/1/2033	795	756
Pool # BS8280, 4.30%, 6/1/2033	4,500	4,330
Pool # BS8703, 4.48%, 6/1/2033	5,000	4,880
Pool # BS8204, 4.67%, 6/1/2033	7,296	7,223
Pool # BS2389, 1.86%, 7/1/2033	18,000	13,993
Pool # AN9700, 3.67%, 7/1/2033	3,500	3,198
Pool # BS8883, 4.58%, 7/1/2033	4,095	4,026
Pool # BS9189, 4.34%, 8/1/2033	6,760	6,520
Pool # BS2933, 1.82%, 9/1/2033	9,632	7,449
Pool # BS9351, 4.70%, 9/1/2033	4,103	4,047
Pool # 754922, 5.50%, 9/1/2033	23	23
Pool # BS3445, 1.88%, 10/1/2033	9,546	7,617
Pool # BL0466, 3.69%, 10/1/2033	3,000	2,750
Pool # 109738, 3.78%, 10/1/2033	4,825	4,449
Pool # BS3315, 1.82%, 11/1/2033	23,000	17,769
Pool # 762520, 4.00%, 11/1/2033	101	97
Pool # BS4163, 2.04%, 1/1/2034	9,528	7,659
Pool # BS4484, 2.16%, 1/1/2034	5,617	4,516
Pool # BS4911, 2.49%, 4/1/2034	3,862	3,188
Pool # BS4985, 2.61%, 4/1/2034	5,200	4,319
Pool # BS5184, 2.67%, 4/1/2034	3,288	2,735
Pool # BS5237, 2.86%, 4/1/2034	9,007	7,624
Pool # BS7836, 4.75%, 4/1/2034	3,373	3,343
Pool # BZ0565, 5.04%, 5/1/2034	684	693
Pool # AM6492, 3.76%, 8/1/2034	1,646	1,523
Pool # BS8440, 4.39%, 8/1/2034	6,373	6,136
SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BS5314, 3.29%, 9/1/2034	5,401	4,690
Pool # BS6427, 3.75%, 9/1/2034	9,130	8,313
Pool # BS7816, 4.45%, 9/1/2034	3,698	3,574
Pool # BS8685, 4.72%, 2/1/2035	5,236	5,156
Pool # BS8567, 4.47%, 5/1/2035	2,574	2,506
Pool # AM9188, 3.12%, 6/1/2035	2,000	1,709
Pool # BS5018, 2.88%, 10/1/2035	4,358	3,508
Pool # 847108, 6.50%, 10/1/2035	49	50
Pool # 881628, 5.00%, 1/1/2036	7	7
Pool # 256128, 6.00%, 2/1/2036	6	6
Pool # BS7254, 5.42%, 3/1/2036	1,953	2,003
Pool # 868763, 6.50%, 4/1/2036	6	6
Pool # 872740, 6.50%, 6/1/2036	27	27
Pool # BZ0417, 5.20%, 10/1/2036	5,302	5,383
Pool # BS4039, 2.37%, 12/1/2036	10,000	7,545
Pool # BS4040, 2.37%, 12/1/2036	11,965	9,028
Pool # 256651, 6.00%, 3/1/2037	13	13
Pool # 888408, 6.00%, 3/1/2037	26	26
Pool # 888373, 7.00%, 3/1/2037	30	31
Pool # BS5655, 3.87%, 6/1/2037	8,093	7,231
Pool # BS5763, 3.87%, 6/1/2037	8,000	7,148
Pool # 888796, 6.00%, 9/1/2037	88	88
Pool # 888698, 7.00%, 10/1/2037	41	42
Pool # AN7345, 3.21%, 11/1/2037	7,927	6,813
Pool # AN0304, 3.44%, 11/1/2037	1,513	1,369
Pool # BS6588, 4.18%, 4/1/2038	2,096	1,882
Pool # 257172, 5.50%, 4/1/2038	15	14
Pool # AD0810, 6.00%, 11/1/2039	—	—
Pool # AB1830, 3.50%, 11/1/2040	164	151
Pool # AL2606, 4.00%, 3/1/2042	124	115
Pool # AO6757, 4.00%, 6/1/2042	873	837
Pool # AO7225, 4.00%, 7/1/2042	588	554
Pool # AO9352, 4.00%, 7/1/2042	405	382
Pool # AO9353, 4.00%, 7/1/2042	504	475
Pool # AP0838, 4.00%, 7/1/2042	2,825	2,663
Pool # MA1125, 4.00%, 7/1/2042	212	200
Pool # MA1177, 3.50%, 9/1/2042	305	277
Pool # MA1178, 4.00%, 9/1/2042	623	587
Pool # MA1213, 3.50%, 10/1/2042	1,470	1,337
Pool # AR1397, 3.00%, 1/1/2043	731	646
Pool # AB8517, 3.00%, 2/1/2043	328	289
Pool # MA1373, 3.50%, 3/1/2043	1,613	1,468
Pool # MA1437, 3.50%, 5/1/2043	466	424
Pool # MA1442, 4.00%, 5/1/2043	1,125	1,061
Pool # MA1463, 3.50%, 6/1/2043	801	728
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # MA1552, 3.00%, 8/1/2043	576	508
Pool # MA1582, 3.50%, 9/1/2043	108	98
Pool # MA2434, 3.50%, 9/1/2045	614	558
Pool # MA2493, 3.50%, 12/1/2045	112	102
Pool # BC1157, 3.50%, 1/1/2046	541	493
Pool # MA2545, 3.50%, 2/1/2046	186	169
Pool # AS6970, 3.50%, 4/1/2046	1,176	1,065
Pool # BC8400, 3.50%, 5/1/2046	341	310
Pool # AS7424, 3.50%, 6/1/2046	810	737
Pool # MA2658, 3.50%, 6/1/2046	3,366	3,063
Pool # BF0491, 3.50%, 12/1/2054	14,198	12,876
Pool # BF0557, 2.50%, 12/1/2055	6,024	4,997
Pool # BF0141, 5.50%, 9/1/2056	7,445	7,623
Pool # BF0230, 5.50%, 1/1/2058	6,478	6,612
Pool # BF0271, 5.50%, 5/1/2058	3,769	3,789
Pool # BF0300, 4.00%, 8/1/2058	17,321	16,112
Pool # BF0340, 5.00%, 1/1/2059	6,950	6,810
Pool # BM7404, 4.00%, 8/1/2059 (b)	12,875	11,779
Pool # BF0464, 3.50%, 3/1/2060	4,850	4,268
Pool # BF0507, 3.00%, 9/1/2060	3,096	2,565
Pool # BM7075, 3.00%, 3/1/2061	4,213	3,563
Pool # BF0560, 2.50%, 9/1/2061	10,264	8,156
Pool # BF0562, 3.50%, 9/1/2061	8,431	7,346
Pool # BF0577, 2.50%, 12/1/2061	4,910	3,902
Pool # BF0582, 4.00%, 12/1/2061	10,816	10,054
Pool # BF0583, 4.00%, 12/1/2061	4,261	3,922
Pool # BF0586, 5.00%, 12/1/2061	3,306	3,222
Pool # BF0617, 2.50%, 3/1/2062	12,132	9,645
Pool # BF0604, 3.50%, 3/1/2062	3,911	3,408
Pool # BF0674, 2.50%, 4/1/2062	13,350	10,609
Pool # BF0673, 2.50%, 6/1/2062	28,271	22,466
Pool # BF0654, 3.00%, 6/1/2062	7,434	6,213
Pool # BF0655, 3.50%, 6/1/2062	7,566	6,592
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 2.50%, 3/25/2054 (b)	42,700	35,078
TBA, 5.00%, 3/25/2054 (b)	100,000	96,969
TBA, 5.50%, 3/25/2054 (b)	50,000	49,459
GNMA I, 30 Year
Pool # 441957, 6.38%, 8/15/2026	8	9
Pool # 780653, 6.50%, 10/15/2027	74	75
Pool # 450038, 7.50%, 7/15/2028	3	3
Pool # 486537, 7.50%, 9/15/2028	2	2
Pool # 486631, 6.50%, 10/15/2028	1	1
Pool # 556255, 6.50%, 10/15/2031	26	27
Pool # 569568, 6.50%, 1/15/2032	102	105
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	229

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 611453, 7.00%, 4/15/2032	8	8
Pool # 569423, 7.00%, 5/15/2032	23	23
Pool # 591882, 6.50%, 7/15/2032	14	15
Pool # 552665, 7.00%, 7/15/2032	21	21
Pool # 782032, 7.00%, 10/15/2032	50	52
Pool # 591420, 7.50%, 1/15/2033	15	15
Pool # 607645, 6.50%, 2/15/2033	12	12
Pool # 604168, 6.50%, 4/15/2033	10	10
Pool # 781614, 7.00%, 6/15/2033	24	25
Pool # 638733, 7.00%, 3/15/2037	35	35
Pool # 759537, 3.49%, 1/15/2041	881	836
Pool # 759561, 3.49%, 1/15/2041	146	138
Pool # 759374, 3.49%, 2/15/2041	983	933
Pool # 762703, 3.49%, 2/15/2041	452	429
Pool # 762954, 2.99%, 3/15/2041	194	182
Pool # 763239, 2.99%, 3/15/2041	134	127
Pool # 762751, 3.49%, 3/15/2041	1,199	1,137
Pool # 762953, 3.49%, 3/15/2041	678	643
Pool # 762973, 3.49%, 3/15/2041	106	100
Pool # 763140, 3.13%, 4/15/2041	113	108
Pool # 763021, 3.49%, 4/15/2041	136	128
Pool # 763180, 3.49%, 4/15/2041	61	58
Pool # 380437, 3.13%, 5/15/2041	108	103
Pool # 770881, 3.13%, 5/15/2041	111	106
Pool # 763366, 3.49%, 5/15/2041	54	51
Pool # 770909, 2.99%, 6/15/2041	257	243
Pool # 380436, 3.38%, 6/15/2041	301	289
Pool # 770754, 3.38%, 6/15/2041	332	320
Pool # AT7652, 4.00%, 8/15/2046	1,002	943
Pool # 784450, 4.00%, 2/15/2048	3,992	3,761
Pool # BI6468, 5.00%, 12/15/2048	2,461	2,417
Pool # BM1750, 5.00%, 4/15/2049	1,475	1,449
Pool # BM4206, 5.00%, 4/15/2049	1,341	1,324
Pool # BM4207, 5.00%, 4/15/2049	693	683
Pool # BM4208, 5.00%, 4/15/2049	3,254	3,209
Pool # BM1957, 5.00%, 5/15/2049	1,969	1,934
Pool # BN4051, 5.00%, 6/15/2049	2,642	2,609
Pool # BN4052, 5.00%, 6/15/2049	3,059	3,013
Pool # BN4053, 5.00%, 6/15/2049	3,773	3,735
Pool # BM9691, 4.50%, 7/15/2049	2,845	2,741
Pool # BM2141, 5.00%, 7/15/2049	1,642	1,636
Pool # BM2163, 5.00%, 7/15/2049	2,695	2,688
Pool # BM2281, 5.00%, 7/15/2049	2,627	2,569
Pool # BM2305, 5.00%, 8/15/2049	1,475	1,463
Pool # BV2390, 3.50%, 7/15/2050	1,122	1,057
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BW7021, 3.50%, 8/15/2050	3,544	3,339
Pool # BW7044, 3.50%, 9/15/2050	3,138	2,956
Pool # BW7064, 3.50%, 10/15/2050	1,322	1,246
Pool # BY7857, 3.50%, 11/15/2050	944	890
Pool # BY7874, 3.50%, 12/15/2050	1,027	968
Pool # CA3251, 3.50%, 12/15/2050	1,138	1,073
Pool # BY7887, 3.50%, 1/15/2051	2,593	2,443
Pool # CA3320, 3.50%, 1/15/2051	1,542	1,454
Pool # CA3304, 3.50%, 2/15/2051	1,123	1,058
Pool # CE2513, 3.50%, 5/15/2051	1,136	1,030
Pool # CO1898, 5.50%, 7/15/2052	4,669	4,772
Pool # CO1926, 5.00%, 10/15/2052	4,150	4,290
Pool # CR2385, 5.50%, 4/15/2053	3,615	3,694
GNMA II
Pool # CG8187, ARM, 6.46%, 8/20/2071 (a)	9,554	9,785
Pool # CH2658, ARM, 6.51%, 9/20/2071 (a)	4,817	4,942
Pool # CH4939, ARM, 6.43%, 10/20/2071 (a)	3,186	3,257
Pool # CJ6767, ARM, 6.35%, 11/20/2071 (a)	9,896	10,093
Pool # CJ7141, ARM, 6.45%, 11/20/2071 (a)	4,522	4,631
Pool # CJ9640, ARM, 6.53%, 11/20/2071 (a)	10,417	10,702
Pool # CE5557, ARM, 6.63%, 11/20/2071 (a)	10,536	10,887
Pool # CE5553, ARM, 6.64%, 11/20/2071 (a)	11,757	12,156
Pool # CK2767, ARM, 6.66%, 12/20/2071 (a)	8,917	9,226
Pool # CJ7149, ARM, 6.69%, 12/20/2071 (a)	5,544	5,740
GNMA II, 30 Year
Pool # 2006, 8.50%, 5/20/2025	—	—
Pool # 2234, 8.00%, 6/20/2026	—	—
Pool # 2270, 8.00%, 8/20/2026	1	1
Pool # 2324, 8.00%, 11/20/2026	—	—
Pool # 2499, 8.00%, 10/20/2027	1	1
Pool # 2549, 7.50%, 2/20/2028	—	—
Pool # 2646, 7.50%, 9/20/2028	1	1
Pool # 737076, 6.50%, 10/20/2033	82	84
Pool # 616732, 6.50%, 9/20/2034	72	72
Pool # 748766, 6.50%, 1/20/2039	35	36
Pool # 752496, 6.50%, 1/20/2039	76	79
Pool # 783389, 6.00%, 8/20/2039	399	413
Pool # 783444, 5.50%, 9/20/2039	76	77
Pool # 742853, 3.88%, 4/20/2040	1,232	1,143
Pool # 742810, 3.88%, 6/20/2040	1,034	961
Pool # 742801, 3.88%, 8/20/2040	343	319
Pool # 742876, 3.25%, 11/20/2040	976	877
Pool # 742878, 3.88%, 11/20/2040	3,995	3,708
Pool # BZ8504, 2.50%, 12/20/2040	897	759
Pool # 742883, 3.25%, 2/20/2041	1,839	1,681
SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 742885, 3.75%, 2/20/2041	86	80
Pool # 742884, 3.88%, 2/20/2041	1,718	1,596
Pool # 751810, 3.50%, 3/20/2041	719	654
Pool # BZ1781, 4.50%, 5/20/2041	588	570
Pool # BZ1778, 4.00%, 10/20/2041	447	427
Pool # BZ1774, 3.50%, 12/20/2041	1,284	1,162
Pool # BZ1664, 4.00%, 12/20/2042	698	667
Pool # BZ1780, 4.50%, 10/20/2043	859	831
Pool # AE8053, 4.00%, 12/20/2043	555	527
Pool # BZ1770, 3.00%, 6/20/2044	1,819	1,598
Pool # BZ1661, 3.50%, 8/20/2044	873	795
Pool # BZ1773, 3.50%, 9/20/2044	2,116	1,931
Pool # AJ9020, 4.50%, 10/20/2044	133	127
Pool # 783967, 4.25%, 12/20/2044	1,678	1,617
Pool # BZ1777, 4.00%, 3/20/2045	516	491
Pool # BY6444, 2.50%, 11/20/2045	628	530
Pool # BZ8502, 2.50%, 12/20/2045	1,485	1,250
Pool # BZ8503, 2.50%, 12/20/2045	862	725
Pool # AK8803, 4.00%, 3/20/2046	899	841
Pool # BZ1663, 4.00%, 7/20/2046	1,188	1,127
Pool # AS8110, 3.75%, 8/20/2046	1,884	1,744
Pool # AY2378, 3.25%, 2/20/2047	267	242
Pool # AY2381, 4.25%, 7/20/2047	957	907
Pool # BZ1769, 3.00%, 8/20/2047	1,737	1,527
Pool # BZ1654, 3.00%, 9/20/2047	695	612
Pool # AY2388, 4.25%, 9/20/2047	3,108	2,944
Pool # BD3185, 4.00%, 10/20/2047	8,818	8,235
Pool # BZ1660, 3.50%, 11/20/2047	1,766	1,598
Pool # BZ1772, 3.50%, 11/20/2047	3,772	3,413
Pool # BZ1776, 4.00%, 11/20/2047	1,924	1,800
Pool # AY2392, 4.25%, 11/20/2047	3,659	3,460
Pool # BE4662, 4.00%, 12/20/2047	11,505	10,897
Pool # BB8795, 4.00%, 1/20/2048	2,515	2,343
Pool # AY2395, 4.25%, 1/20/2048	2,340	2,218
Pool # AY2404, 4.25%, 5/20/2048	3,390	3,214
Pool # BG6360, 5.00%, 5/20/2048	2,089	2,096
Pool # BF2645, 5.50%, 5/20/2048	492	496
Pool # AY2405, 4.25%, 6/20/2048	4,501	4,267
Pool # BD0531, 5.00%, 6/20/2048	584	577
Pool # BD0532, 5.00%, 6/20/2048	582	569
Pool # BF2971, 5.00%, 6/20/2048	1,015	999
Pool # AY2407, 4.25%, 7/20/2048	1,825	1,730
Pool # AY2408, 4.50%, 7/20/2048	858	824
Pool # BG7397, 4.50%, 7/20/2048	892	860
Pool # BF3017, 5.00%, 7/20/2048	946	933
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AY2409, 4.25%, 8/20/2048	1,558	1,473
Pool # AY2410, 4.50%, 8/20/2048	811	779
Pool # BD0550, 5.00%, 8/20/2048	971	958
Pool # BG7389, 5.00%, 8/20/2048	1,016	1,002
Pool # BG7391, 5.00%, 8/20/2048	963	956
Pool # AY2412, 4.50%, 9/20/2048	4,245	4,078
Pool # 784626, 4.50%, 10/20/2048	481	462
Pool # BI4488, 4.50%, 11/20/2048	901	867
Pool # BK2585, 5.00%, 11/20/2048	345	342
Pool # BK2586, 5.00%, 11/20/2048	410	406
Pool # BI6431, 4.50%, 12/20/2048	1,089	1,055
Pool # BI6669, 4.50%, 12/20/2048	1,295	1,259
Pool # BH3133, 5.00%, 12/20/2048	2,011	1,972
Pool # BJ7083, 5.00%, 12/20/2048	148	145
Pool # BJ7084, 5.00%, 12/20/2048	1,276	1,269
Pool # BK7169, 5.00%, 12/20/2048	921	910
Pool # BJ1334, 5.00%, 1/20/2049	1,642	1,609
Pool # BJ9641, 5.00%, 1/20/2049	1,329	1,334
Pool # BJ9642, 5.00%, 1/20/2049	940	946
Pool # BJ9824, 4.50%, 2/20/2049	2,088	2,005
Pool # BJ9825, 4.50%, 2/20/2049	950	912
Pool # BK7188, 4.50%, 2/20/2049	1,181	1,142
Pool # BJ9630, 5.00%, 2/20/2049	529	520
Pool # BJ9633, 5.00%, 2/20/2049	775	763
Pool # BK7189, 5.00%, 2/20/2049	1,193	1,184
Pool # BK7198, 4.50%, 3/20/2049	888	849
Pool # BL6765, 5.50%, 5/20/2049	1,545	1,558
Pool # BN0907, 4.50%, 6/20/2049	946	908
Pool # BN1498, 5.00%, 6/20/2049	1,495	1,468
Pool # BN1499, 5.00%, 6/20/2049	2,194	2,158
Pool # BN1500, 5.50%, 6/20/2049	690	700
Pool # BN2627, 4.00%, 7/20/2049	1,929	1,805
Pool # BN2628, 4.00%, 7/20/2049	2,131	1,994
Pool # BO0521, 4.00%, 7/20/2049	328	309
Pool # BM9692, 4.50%, 7/20/2049	693	664
Pool # BN0879, 5.00%, 7/20/2049	322	320
Pool # BO3160, 5.00%, 7/20/2049	759	758
Pool # BP4237, 5.00%, 7/20/2049	706	703
Pool # BP4238, 5.00%, 7/20/2049	451	456
Pool # BP4240, 5.00%, 7/20/2049	666	670
Pool # BP4241, 5.00%, 7/20/2049	996	1,005
Pool # BP4242, 5.00%, 7/20/2049	473	483
Pool # BL9354, 4.00%, 8/20/2049	1,221	1,141
Pool # BM2327, 4.00%, 8/20/2049	544	503
Pool # BM2418, 4.00%, 8/20/2049	1,103	1,050
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	231

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BN0884, 4.00%, 8/20/2049	331	308
Pool # BN0889, 4.50%, 8/20/2049	216	207
Pool # BN7048, 4.50%, 8/20/2049	2,542	2,437
Pool # BN7049, 4.50%, 8/20/2049	3,493	3,373
Pool # BN0890, 5.00%, 8/20/2049	502	499
Pool # BN0891, 5.00%, 8/20/2049	356	353
Pool # BN0893, 5.00%, 8/20/2049	383	380
Pool # BO3257, 5.00%, 8/20/2049	757	754
Pool # BP4290, 5.00%, 8/20/2049	556	548
Pool # BP4291, 5.00%, 8/20/2049	469	462
Pool # BP4292, 5.00%, 8/20/2049	1,689	1,670
Pool # BP4293, 5.00%, 8/20/2049	1,375	1,363
Pool # BP4294, 5.00%, 8/20/2049	666	668
Pool # BN0896, 4.00%, 9/20/2049	1,213	1,132
Pool # BI0930, 4.50%, 9/20/2049	1,653	1,646
Pool # BM9714, 4.50%, 9/20/2049	386	379
Pool # 784810, 5.00%, 9/20/2049	3,492	3,386
Pool # AC2995, 5.00%, 9/20/2049	1,962	1,977
Pool # BP2853, 5.00%, 9/20/2049	1,346	1,335
Pool # BP8644, 5.00%, 9/20/2049	1,195	1,186
Pool # BP8645, 5.00%, 9/20/2049	535	531
Pool # BQ3138, 4.00%, 10/20/2049	824	771
Pool # AC2994, 4.50%, 10/20/2049	714	699
Pool # BQ9513, 3.50%, 11/20/2049	1,334	1,221
Pool # BQ3791, 4.00%, 11/20/2049	1,215	1,131
Pool # BR2638, 4.00%, 11/20/2049	345	323
Pool # 784847, 4.50%, 11/20/2049	3,401	3,248
Pool # BP2896, 4.50%, 11/20/2049	1,421	1,371
Pool # BP7772, 4.50%, 11/20/2049	346	341
Pool # BP8665, 4.50%, 11/20/2049	509	489
Pool # BP8666, 4.50%, 11/20/2049	1,207	1,159
Pool # BP8667, 5.00%, 11/20/2049	607	602
Pool # BP8668, 5.00%, 11/20/2049	364	361
Pool # BR1542, 5.00%, 11/20/2049	792	779
Pool # BP8669, 5.50%, 11/20/2049	239	242
Pool # BP7668, 3.50%, 12/20/2049	5,711	5,245
Pool # BP7795, 3.50%, 12/20/2049	1,607	1,472
Pool # BP8670, 3.50%, 12/20/2049	681	619
Pool # BL9372, 4.00%, 12/20/2049	759	707
Pool # BP5516, 4.00%, 12/20/2049	855	812
Pool # BP8672, 4.00%, 12/20/2049	572	535
Pool # BP8673, 4.00%, 12/20/2049	789	739
Pool # BP8674, 4.00%, 12/20/2049	1,112	1,040
Pool # BQ3790, 4.00%, 12/20/2049	3,636	3,344
Pool # BJ9866, 4.50%, 12/20/2049	2,601	2,498
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BL9374, 4.50%, 12/20/2049	141	139
Pool # BP8676, 4.50%, 12/20/2049	525	504
Pool # BP8677, 4.50%, 12/20/2049	1,687	1,621
Pool # BP8678, 5.00%, 12/20/2049	986	978
Pool # BP8679, 5.50%, 12/20/2049	768	767
Pool # BP8021, 3.50%, 1/20/2050	1,776	1,653
Pool # BP8681, 3.50%, 1/20/2050	1,450	1,312
Pool # BL9379, 4.00%, 1/20/2050	2,254	2,098
Pool # BP8682, 4.00%, 1/20/2050	1,163	1,088
Pool # BP8683, 4.00%, 1/20/2050	980	917
Pool # BT0281, 4.00%, 1/20/2050	3,213	3,104
Pool # BP8688, 4.50%, 1/20/2050	1,940	1,864
Pool # BR0539, 4.50%, 1/20/2050	2,296	2,216
Pool # BP8020, 3.50%, 2/20/2050	975	908
Pool # BP8022, 3.50%, 2/20/2050	1,588	1,475
Pool # BQ1338, 4.00%, 2/20/2050	3,410	3,176
Pool # BQ7054, 4.00%, 2/20/2050	2,025	1,895
Pool # BQ7057, 4.25%, 2/20/2050	839	785
Pool # BS8384, 5.00%, 2/20/2050	1,123	1,119
Pool # BS8400, 3.00%, 3/20/2050	4,723	4,141
Pool # BT0397, 3.00%, 3/20/2050	538	471
Pool # BQ4110, 3.50%, 3/20/2050	4,652	4,398
Pool # BS5879, 3.50%, 3/20/2050	975	886
Pool # BS8411, 3.50%, 3/20/2050	3,652	3,321
Pool # BT0399, 3.50%, 3/20/2050	987	892
Pool # BT3628, 3.50%, 3/20/2050	1,739	1,640
Pool # BT3629, 3.50%, 3/20/2050	742	697
Pool # BT8043, 3.50%, 3/20/2050	1,258	1,150
Pool # BT8044, 3.50%, 3/20/2050	3,086	2,817
Pool # BT8045, 3.50%, 3/20/2050	3,947	3,586
Pool # BT8046, 3.50%, 3/20/2050	4,313	3,926
Pool # BT8047, 3.50%, 3/20/2050	3,135	2,905
Pool # BT8048, 3.50%, 3/20/2050	3,176	2,995
Pool # BS5873, 4.00%, 3/20/2050	452	421
Pool # BS5874, 4.00%, 3/20/2050	2,493	2,328
Pool # BQ7064, 3.50%, 4/20/2050	603	547
Pool # BT3736, 3.50%, 4/20/2050	1,988	1,806
Pool # BU3072, 5.00%, 4/20/2050	708	713
Pool # BQ4098, 3.00%, 5/20/2050	6,848	6,012
Pool # BR3899, 3.00%, 5/20/2050	980	861
Pool # BT4019, 3.00%, 5/20/2050	3,430	3,007
Pool # BQ7069, 3.25%, 5/20/2050	1,793	1,600
Pool # BQ7083, 3.25%, 5/20/2050	151	134
Pool # BS7609, 3.50%, 5/20/2050	3,372	3,050
Pool # BT3843, 3.50%, 5/20/2050	1,602	1,471
SEE NOTES TO FINANCIAL STATEMENTS.

232	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BV2935, 4.50%, 5/20/2050	580	578
Pool # BV6609, 4.50%, 5/20/2050	362	357
Pool # BV6631, 4.50%, 5/20/2050	1,222	1,195
Pool # BV6670, 4.50%, 5/20/2050	1,039	1,018
Pool # MA6661, 5.50%, 5/20/2050	84	85
Pool # BT4096, 3.00%, 6/20/2050	4,533	3,974
Pool # BU7682, 3.00%, 6/20/2050	4,305	3,817
Pool # BQ7084, 3.25%, 6/20/2050	2,401	2,144
Pool # BV8680, 3.50%, 6/20/2050	1,562	1,419
Pool # BV8683, 3.50%, 6/20/2050	877	796
Pool # BV8684, 3.50%, 6/20/2050	1,389	1,261
Pool # BV8685, 3.50%, 6/20/2050	1,248	1,129
Pool # BQ7086, 4.00%, 6/20/2050	2,496	2,336
Pool # BQ7092, 4.00%, 6/20/2050	1,818	1,714
Pool # BR3901, 4.00%, 6/20/2050	987	920
Pool # BT4070, 4.00%, 6/20/2050	509	484
Pool # BV8688, 4.00%, 6/20/2050	1,281	1,197
Pool # BQ7087, 4.25%, 6/20/2050	830	786
Pool # BV2372, 4.50%, 6/20/2050	1,245	1,201
Pool # BV6632, 4.50%, 6/20/2050	2,432	2,393
Pool # BQ7088, 5.00%, 6/20/2050	871	856
Pool # BV8696, 3.00%, 7/20/2050	2,843	2,494
Pool # BV8711, 3.00%, 7/20/2050	2,819	2,472
Pool # BV8727, 3.00%, 7/20/2050	1,770	1,560
Pool # BW0561, 3.00%, 7/20/2050	1,122	958
Pool # BQ7085, 3.25%, 7/20/2050	4,356	3,880
Pool # BV8699, 3.50%, 7/20/2050	1,800	1,635
Pool # BV8700, 3.50%, 7/20/2050	1,551	1,403
Pool # BV8716, 3.50%, 7/20/2050	1,925	1,741
Pool # BQ7097, 4.00%, 7/20/2050	3,393	3,164
Pool # BU7564, 4.00%, 7/20/2050	2,485	2,313
Pool # BV8702, 4.00%, 7/20/2050	696	651
Pool # BW5975, 4.00%, 7/20/2050	559	522
Pool # BW5994, 4.00%, 7/20/2050	965	929
Pool # BV2395, 4.50%, 7/20/2050	1,524	1,479
Pool # BV8722, 2.50%, 8/20/2050	3,163	2,666
Pool # BV8726, 3.00%, 8/20/2050	807	710
Pool # BX4922, 3.00%, 8/20/2050	171	150
Pool # BX4923, 3.00%, 8/20/2050	2,395	2,099
Pool # BW1746, 3.25%, 8/20/2050	3,582	3,196
Pool # BR3911, 3.50%, 8/20/2050	3,756	3,399
Pool # BV2402, 3.50%, 8/20/2050	5,217	4,720
Pool # BX4927, 3.50%, 8/20/2050	953	865
Pool # BX4928, 3.50%, 8/20/2050	1,678	1,518
Pool # BX4939, 3.50%, 8/20/2050	2,692	2,445
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BW1747, 4.00%, 8/20/2050	639	596
Pool # BW7383, 4.00%, 8/20/2050	3,689	3,482
Pool # BX6092, 4.00%, 8/20/2050	2,549	2,406
Pool # BX6093, 4.00%, 8/20/2050	6,146	5,752
Pool # BW0559, 4.50%, 8/20/2050	751	718
Pool # BW7033, 4.50%, 8/20/2050	558	539
Pool # BZ1653, 3.00%, 9/20/2050	659	581
Pool # BW1757, 3.25%, 9/20/2050	3,643	3,244
Pool # BR3917, 3.50%, 9/20/2050	7,596	6,873
Pool # BU7559, 3.50%, 9/20/2050	5,333	4,824
Pool # BW1718, 3.50%, 9/20/2050	3,942	3,578
Pool # BW1758, 3.50%, 9/20/2050	1,989	1,806
Pool # BX4956, 3.50%, 9/20/2050	2,001	1,818
Pool # BY3407, 3.50%, 9/20/2050	2,890	2,626
Pool # BY3408, 3.50%, 9/20/2050	1,251	1,136
Pool # BY3432, 3.50%, 9/20/2050	2,987	2,703
Pool # BR3918, 4.00%, 9/20/2050	700	652
Pool # BW1759, 4.00%, 9/20/2050	1,476	1,378
Pool # BX3717, 4.00%, 9/20/2050	603	564
Pool # BX3718, 4.00%, 9/20/2050	797	744
Pool # BW7043, 4.50%, 9/20/2050	1,107	1,068
Pool # BW1760, 4.75%, 9/20/2050	1,011	982
Pool # BX4971, 2.50%, 10/20/2050	1,392	1,171
Pool # BY6410, 2.50%, 10/20/2050	1,095	923
Pool # BW1771, 3.00%, 10/20/2050	1,435	1,262
Pool # BW1772, 3.25%, 10/20/2050	1,594	1,424
Pool # BU7550, 3.50%, 10/20/2050	6,225	5,631
Pool # BW1773, 3.50%, 10/20/2050	1,508	1,370
Pool # BY6416, 3.50%, 10/20/2050	1,526	1,387
Pool # BZ1658, 3.50%, 10/20/2050	707	642
Pool # BY6421, 4.00%, 10/20/2050	809	753
Pool # BZ1662, 4.00%, 10/20/2050	917	855
Pool # BW1774, 4.25%, 10/20/2050	1,029	973
Pool # BY6440, 2.50%, 11/20/2050	2,244	1,888
Pool # BY6441, 2.50%, 11/20/2050	1,917	1,613
Pool # BY6443, 2.50%, 11/20/2050	1,679	1,411
Pool # BY6445, 2.50%, 11/20/2050	2,052	1,730
Pool # BY6447, 3.00%, 11/20/2050	3,459	3,046
Pool # BZ2574, 3.00%, 11/20/2050	883	774
Pool # BZ3559, 3.00%, 11/20/2050	741	650
Pool # BZ2575, 3.25%, 11/20/2050	2,888	2,575
Pool # BY6453, 3.50%, 11/20/2050	846	770
Pool # BY6454, 3.50%, 11/20/2050	1,794	1,631
Pool # BY6455, 3.50%, 11/20/2050	1,648	1,498
Pool # BY6456, 3.50%, 11/20/2050	658	607
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	233

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BZ1771, 3.50%, 11/20/2050	1,707	1,544
Pool # BZ3527, 3.50%, 11/20/2050	4,589	4,165
Pool # BZ3560, 3.50%, 11/20/2050	1,421	1,286
Pool # BY5559, 4.00%, 11/20/2050	4,288	3,991
Pool # BY6457, 4.00%, 11/20/2050	539	506
Pool # BY6458, 4.00%, 11/20/2050	677	634
Pool # BZ2576, 4.00%, 11/20/2050	2,779	2,592
Pool # BY7851, 4.50%, 11/20/2050	1,555	1,500
Pool # BZ1779, 4.50%, 11/20/2050	751	721
Pool # BS8546, 2.50%, 12/20/2050	5,226	4,331
Pool # BZ8499, 2.50%, 12/20/2050	1,691	1,424
Pool # BZ8500, 2.50%, 12/20/2050	2,044	1,720
Pool # BZ8501, 2.50%, 12/20/2050	2,258	1,899
Pool # BZ8505, 2.50%, 12/20/2050	1,039	874
Pool # BZ8507, 2.50%, 12/20/2050	2,573	2,169
Pool # BZ2590, 3.25%, 12/20/2050	2,213	1,975
Pool # BZ2591, 3.50%, 12/20/2050	943	857
Pool # BZ2592, 3.50%, 12/20/2050	1,248	1,133
Pool # BZ8515, 3.50%, 12/20/2050	1,618	1,471
Pool # BZ8516, 3.50%, 12/20/2050	607	552
Pool # BZ1775, 4.00%, 12/20/2050	1,631	1,521
Pool # BZ6501, 4.00%, 12/20/2050	4,638	4,317
Pool # BZ8495, 4.00%, 12/20/2050	1,410	1,312
Pool # BY7873, 4.50%, 12/20/2050	1,382	1,334
Pool # CB4508, 5.00%, 12/20/2050	528	524
Pool # BZ8530, 2.50%, 1/20/2051	1,185	993
Pool # CB4502, 3.00%, 1/20/2051	1,320	1,162
Pool # CB4503, 3.00%, 1/20/2051	1,109	972
Pool # BZ2606, 3.25%, 1/20/2051	1,795	1,599
Pool # 785294, 3.50%, 1/20/2051	10,612	9,470
Pool # BY7890, 3.50%, 1/20/2051	9,526	8,619
Pool # BZ8541, 3.50%, 1/20/2051	785	713
Pool # BZ8542, 3.50%, 1/20/2051	453	409
Pool # CB1505, 3.50%, 1/20/2051	11,115	10,091
Pool # CB4504, 3.50%, 1/20/2051	1,402	1,274
Pool # BZ2614, 4.00%, 1/20/2051	518	482
Pool # BZ8544, 4.00%, 1/20/2051	692	648
Pool # CB2357, 4.00%, 1/20/2051	1,357	1,294
Pool # CB4506, 4.00%, 1/20/2051	1,049	1,005
Pool # CB1543, 3.00%, 2/20/2051	5,626	4,933
Pool # CB3225, 3.25%, 2/20/2051	986	880
Pool # CA9001, 3.50%, 2/20/2051	6,894	6,237
Pool # CB3226, 3.50%, 2/20/2051	820	746
Pool # CB4521, 3.50%, 2/20/2051	1,324	1,212
Pool # CB4522, 3.50%, 2/20/2051	1,060	988
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CB4524, 4.00%, 2/20/2051	1,091	1,021
Pool # CA8994, 4.50%, 2/20/2051	1,148	1,108
Pool # CB4433, 3.00%, 3/20/2051	3,769	3,248
Pool # CB3240, 3.25%, 3/20/2051	941	836
Pool # CB3242, 3.50%, 3/20/2051	1,722	1,564
Pool # CB4538, 3.50%, 3/20/2051	1,014	921
Pool # CB3253, 3.25%, 4/20/2051	1,072	955
Pool # CB3254, 3.50%, 4/20/2051	1,562	1,420
Pool # CB3255, 3.50%, 4/20/2051	1,694	1,540
Pool # CB3256, 3.50%, 4/20/2051	2,750	2,496
Pool # CC9816, 3.00%, 5/20/2051	2,470	2,181
Pool # CD0432, 3.50%, 5/20/2051	1,864	1,695
Pool # CD0433, 3.50%, 5/20/2051	2,088	1,897
Pool # CD0434, 3.50%, 5/20/2051	2,306	2,093
Pool # CC9825, 2.50%, 6/20/2051	1,734	1,459
Pool # CC9826, 2.50%, 6/20/2051	1,953	1,643
Pool # CC9831, 3.00%, 6/20/2051	1,589	1,394
Pool # CD0442, 3.50%, 6/20/2051	1,633	1,484
Pool # CD0443, 3.50%, 6/20/2051	1,375	1,250
Pool # CD0444, 3.50%, 6/20/2051	1,141	1,036
Pool # CC9835, 4.00%, 6/20/2051	888	831
Pool # CC9836, 4.00%, 6/20/2051	754	706
Pool # CC9837, 4.00%, 6/20/2051	1,001	933
Pool # CD0454, 3.50%, 7/20/2051	2,280	2,062
Pool # CE9918, 3.50%, 7/20/2051	1,831	1,664
Pool # CE9919, 3.50%, 7/20/2051	1,076	978
Pool # CE9920, 3.50%, 7/20/2051	1,181	1,076
Pool # CE9923, 4.00%, 7/20/2051	991	925
Pool # CE9932, 3.00%, 8/20/2051	1,902	1,677
Pool # CD0461, 3.50%, 8/20/2051	1,244	1,130
Pool # CE9935, 3.50%, 8/20/2051	939	853
Pool # CE9936, 3.50%, 8/20/2051	1,250	1,136
Pool # CE9937, 3.50%, 8/20/2051	921	839
Pool # CE9939, 4.00%, 8/20/2051	865	805
Pool # CD0469, 3.50%, 9/20/2051	1,753	1,596
Pool # CG4129, 3.50%, 9/20/2051	2,698	2,452
Pool # CG4130, 3.50%, 9/20/2051	2,685	2,430
Pool # CH0092, 3.50%, 9/20/2051	5,487	4,968
Pool # 786522, 3.50%, 10/20/2051	19,148	17,175
Pool # CD0476, 3.50%, 10/20/2051	1,095	995
Pool # CD0477, 3.50%, 10/20/2051	1,867	1,695
Pool # CH0834, 3.50%, 10/20/2051	849	771
Pool # CH0835, 3.50%, 10/20/2051	960	873
Pool # CH0836, 3.50%, 10/20/2051	1,226	1,114
Pool # CH0837, 3.50%, 10/20/2051	821	745
SEE NOTES TO FINANCIAL STATEMENTS.

234	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # CH0838, 3.50%, 10/20/2051	1,396	1,263
Pool # CH1339, 3.50%, 10/20/2051	2,795	2,604
Pool # CH2907, 3.50%, 10/20/2051	4,381	4,083
Pool # CH0840, 4.00%, 10/20/2051	1,435	1,342
Pool # CH0841, 4.00%, 10/20/2051	1,446	1,347
Pool # CH0848, 3.00%, 11/20/2051	1,351	1,190
Pool # CH0849, 3.00%, 11/20/2051	2,453	2,159
Pool # CH0850, 3.00%, 11/20/2051	1,985	1,746
Pool # CH0851, 3.00%, 11/20/2051	1,357	1,193
Pool # CH0852, 3.00%, 11/20/2051	2,549	2,251
Pool # CI0076, 3.00%, 11/20/2051	1,106	972
Pool # 787205, 3.50%, 11/20/2051	15,440	14,049
Pool # CI0077, 3.50%, 11/20/2051	867	788
Pool # CI0078, 3.50%, 11/20/2051	1,923	1,745
Pool # CI9257, 3.50%, 11/20/2051	4,105	3,714
Pool # CH0860, 3.00%, 12/20/2051	699	616
Pool # CH0861, 3.00%, 12/20/2051	2,709	2,384
Pool # CH0862, 3.00%, 12/20/2051	1,367	1,202
Pool # CH0864, 3.00%, 12/20/2051	1,266	1,110
Pool # CH0868, 3.50%, 12/20/2051	1,694	1,538
Pool # CH7863, 3.50%, 12/20/2051	2,274	2,068
Pool # CH0871, 4.00%, 12/20/2051	1,126	1,052
Pool # CI0090, 2.50%, 1/20/2052	1,192	1,007
Pool # CI0092, 3.00%, 1/20/2052	1,535	1,348
Pool # CJ3916, 3.00%, 1/20/2052	8,618	7,742
Pool # CK4908, 3.00%, 1/20/2052	2,979	2,620
Pool # CK4909, 3.00%, 1/20/2052	1,981	1,740
Pool # CK4916, 3.00%, 1/20/2052	4,075	3,573
Pool # CI0093, 3.50%, 1/20/2052	1,092	992
Pool # CI0094, 3.50%, 1/20/2052	2,600	2,351
Pool # CK1583, 3.50%, 1/20/2052	3,398	3,087
Pool # CK4918, 3.50%, 1/20/2052	1,442	1,310
Pool # CK7137, 4.00%, 1/20/2052	8,483	7,786
Pool # CK2667, 3.00%, 2/20/2052	5,624	4,931
Pool # CM2170, 3.00%, 3/20/2052	9,105	7,966
Pool # CI0110, 3.50%, 3/20/2052	1,288	1,165
Pool # CL1777, 3.50%, 3/20/2052	2,658	2,425
Pool # CL1778, 3.50%, 3/20/2052	1,435	1,303
Pool # CL1827, 3.50%, 3/20/2052	6,089	5,532
Pool # CL1828, 3.50%, 3/20/2052	7,963	7,230
Pool # CL1829, 3.50%, 3/20/2052	3,820	3,455
Pool # CM1692, 3.50%, 3/20/2052	5,295	4,724
Pool # CM2218, 3.50%, 3/20/2052	1,929	1,752
Pool # CM2221, 3.50%, 3/20/2052	4,818	4,411
Pool # CI0111, 4.00%, 3/20/2052	1,353	1,260
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CN3435, 4.50%, 4/20/2052	969	927
Pool # CN3436, 4.50%, 4/20/2052	5,549	5,306
Pool # CO4826, 5.00%, 6/20/2052	4,578	4,472
Pool # CO5339, 5.00%, 6/20/2052	4,489	4,395
Pool # CQ8079, 5.50%, 1/20/2053	1,984	1,991
Pool # CS4546, 5.00%, 2/20/2053	2,156	2,119
Pool # CR2499, 5.50%, 2/20/2053	3,460	3,455
Pool # CS4547, 5.50%, 2/20/2053	1,135	1,139
Pool # CS4560, 5.50%, 3/20/2053	2,485	2,494
Pool # CS4561, 6.00%, 3/20/2053	1,279	1,302
Pool # CM6940, 5.50%, 4/20/2053	3,960	3,934
Pool # CS4573, 5.50%, 4/20/2053	987	990
Pool # CT3981, 5.50%, 4/20/2053	998	1,003
Pool # CT3982, 5.50%, 4/20/2053	1,091	1,093
Pool # CT3983, 5.50%, 4/20/2053	1,157	1,142
Pool # CS4586, 5.50%, 5/20/2053	2,317	2,325
Pool # CU6671, 5.50%, 6/20/2053	2,588	2,597
Pool # CU6685, 5.50%, 7/20/2053	1,650	1,655
Pool # CV6856, 5.50%, 7/20/2053	1,231	1,214
Pool # CU6686, 6.00%, 7/20/2053	1,871	1,904
Pool # CU6687, 6.50%, 7/20/2053	3,092	3,195
Pool # CV0173, 6.50%, 7/20/2053	1,737	1,798
Pool # CU6696, 6.00%, 8/20/2053	1,209	1,230
Pool # CU6697, 6.50%, 8/20/2053	2,574	2,660
Pool # CU6708, 5.50%, 9/20/2053	1,464	1,469
GNMA II, Other
Pool # AD0018, 3.75%, 12/20/2032	677	650
Pool # AH5895, 4.00%, 6/20/2034	242	233
Pool # 4285, 6.00%, 11/20/2038	15	15
Pool # BO1377, 3.75%, 2/20/2040	791	750
Pool # BO1378, 4.00%, 1/20/2041	1,193	1,179
Pool # CD7341, 3.50%, 7/20/2047	3,560	3,205
Pool # BS0536, 3.00%, 3/20/2048	2,367	2,059
Pool # BS0538, 4.00%, 12/20/2048	713	666
Pool # BS0539, 4.50%, 1/20/2049	481	460
Pool # MA6145, 3.50%, 9/20/2049	422	378
Pool # CE3912, 5.00%, 9/20/2049	4,487	4,392
Pool # BS0537, 3.50%, 12/20/2049	746	672
Pool # CI8475, 5.00%, 5/20/2050	5,677	5,578
Pool # AC0977, 4.39%, 5/20/2063 (a)	13	13
Pool # CX4040, 5.00%, 7/20/2063	641	622
Pool # CX4044, 5.00%, 9/20/2063	309	300
Pool # CX7714, 5.00%, 9/20/2063	236	229
Pool # CX4106, 5.00%, 10/20/2063	441	428
Pool # CX4111, 5.00%, 10/20/2063	646	627
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	235

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # CX7719, 5.00%, 10/20/2063	1,016	986
Pool # CY0098, 5.00%, 10/20/2063	2,023	1,962
Pool # CY0134, 5.00%, 10/20/2063	1,840	1,785
Pool # 785863, 3.09%, 12/20/2071 (a)	12,197	10,888
Pool # CL8137, 3.17%, 3/20/2072 (a)	3,017	2,694
Pool # 786556, 4.64%, 1/20/2073 (a)	7,908	7,585
GNMA II, Single Family, 30 Year
TBA, 4.50%, 3/15/2054 (b)	25,000	23,872
TBA, 5.00%, 3/15/2054 (b)	30,000	29,301
Total Mortgage-Backed Securities (Cost $3,267,956)		3,020,150
Asset-Backed Securities — 12.3%
Accelerated Assets LLC Series 2018-1, Class B, 4.51%, 12/2/2033 (c)	806	788
Accelerated LLC Series 2021-1H, Class C, 2.35%, 10/20/2040 (c)	4,686	4,269
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 6.26%, 12/18/2037 (a) (c)	807	804
Series 2021-FL4, Class B, 6.83%, 12/18/2037 (a) (c)	2,000	1,944
Ajax Mortgage Loan Trust
Series 2021-G, Class A, 1.87%, 6/25/2061 (a) (c)	2,567	2,435
Series 2021-B, Class A, 2.24%, 6/25/2066 (c) (d)	6,799	6,627
American Homes 4 Rent Trust
Series 2014-SFR2, Class E, 6.23%, 10/17/2036 (c)	1,500	1,494
Series 2014-SFR3, Class E, 6.42%, 12/17/2036 (c)	3,172	3,174
Series 2015-SFR1, Class D, 4.41%, 4/17/2052 (c)	4,390	4,311
Series 2015-SFR1, Class E, 5.64%, 4/17/2052 (c)	3,975	3,958
Series 2015-SFR2, Class D, 5.04%, 10/17/2052 (c)	3,100	3,051
Series 2015-SFR2, Class E, 6.07%, 10/17/2052 (c)	4,200	4,188
AMSR Trust
Series 2020-SFR3, Class E1, 2.56%, 9/17/2037 (c)	310	292
Series 2020-SFR5, Class D, 2.18%, 11/17/2037 (c)	6,200	5,806
Series 2020-SFR4, Class E1, 2.21%, 11/17/2037 (c)	4,000	3,725
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (c)	200	186
Series 2021-SFR1, Class B, 2.15%, 6/17/2038 (c)	2,463	2,138
Series 2022-SFR3, Class E1, 4.00%, 10/17/2039 (c)	8,181	7,415
Series 2023-SFR2, Class E1, 3.95%, 6/17/2040 (c)	10,000	8,820
Bastion Funding I LLC Series 2023-1A, Class A2, 7.12%, 4/25/2038 ‡ (c)	4,542	4,493
Bridge Trust
Series 2022-SFR1, Class C, 4.45%, 11/17/2037 (c)	4,000	3,873
Series 2022-SFR1, Class E1, 6.30%, 11/17/2037 (c)	5,000	4,897
BXG Receivables Note Trust
Series 2022-A, Class C, 5.35%, 9/28/2037 (c)	5,025	4,751
Series 2023-A, Class B, 6.31%, 11/15/2038 (c)	3,292	3,257
Series 2023-A, Class C, 7.38%, 11/15/2038 (c)	3,393	3,341
Cars Net Lease Mortgage Notes Series 2020-1A, Class A3, 3.10%, 12/15/2050 (c)	1,127	977
CARS-DB4 LP Series 2020-1A, Class B1, 4.17%, 2/15/2050 (c)	11,500	11,061
Cascade MH Asset Trust
Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (c)	6,251	5,377
Series 2021-MH1, Class M1, 2.99%, 2/25/2046 (c)	2,000	1,499
Series 2022-MH1, Class A, 4.25%, 8/25/2054 ‡ (c) (d)	7,397	6,687
CFMT LLC Series 2023-HB11, Class M2, 4.00%, 2/25/2037 ‡ (a) (c)	4,750	4,135
Chase Funding Trust
Series 2002-3, Class 1A5, 5.91%, 6/25/2032 (d)	358	342
Series 2003-4, Class 1A5, 5.92%, 5/25/2033 (d)	237	227
Series 2003-6, Class 1A7, 5.28%, 11/25/2034 (d)	145	140
CoreVest American Finance Trust
Series 2017-2, Class M, 5.39%, 12/25/2027 (a) (c)	2,200	2,105
Series 2019-2, Class B, 3.42%, 6/15/2052 (c)	4,724	4,359
Series 2019-3, Class XB, IO, 1.37%, 10/15/2052 (a) (c)	27,000	1,690
Series 2019-3, Class XA, IO, 2.02%, 10/15/2052 (a) (c)	10,585	168
Series 2019-3, Class A, 2.71%, 10/15/2052 (c)	1,381	1,347
SEE NOTES TO FINANCIAL STATEMENTS.

236	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-1, Class A, 1.57%, 4/15/2053 (c)	3,272	3,014
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (c)	2,773	2,595
Series 2021-1A, Class B, 2.05%, 11/21/2033 (c)	1,481	1,396
Series 2021-1A, Class C, 2.70%, 11/21/2033 (c)	2,523	2,398
E3 (Cayman Islands) Series 2019-1, Class B, 4.15%, 9/20/2055 ‡ (c)	1,270	1,036
FirstKey Homes Trust
Series 2020-SFR2, Class E, 2.67%, 10/19/2037 (c)	10,000	9,362
Series 2021-SFR1, Class E2, 2.49%, 8/17/2038 (c)	2,100	1,883
Series 2022-SFR1, Class E1, 5.00%, 5/19/2039 (c)	11,712	11,258
Series 2022-SFR1, Class E2, 5.00%, 5/19/2039 (c)	5,235	5,005
Series 2022-SFR2, Class E1, 4.50%, 7/17/2039 (c)	4,500	4,206
FMC GMSR Issuer Trust
Series 2021-SAT1, 3.65%, 3/25/2024 ‡ (a) (c)	15,000	14,900
Series 2020-GT1, Class A, 4.45%, 1/25/2026 (a) (c)	12,550	11,409
Series 2021-GT1, Class A, 3.62%, 7/25/2026 (a) (c)	11,250	9,784
Series 2021-GT1, Class B, 4.36%, 7/25/2026 (a) (c)	7,300	6,067
Series 2021-GT2, Class A, 3.85%, 10/25/2026 (a) (c)	15,222	13,246
Series 2021-GT2, Class B, 4.44%, 10/25/2026 (a) (c)	3,600	2,985
Series 2022-GT1, Class A, 6.19%, 4/25/2027 (c)	14,900	14,380
Series 2022-GT1, Class B, 7.17%, 4/25/2027 (c)	1,000	930
Series 2022-GT2, Class A, 7.90%, 7/25/2027 (c)	8,000	8,049
Series 2022-GT2, Class B, 10.07%, 7/25/2027 (c)	3,357	3,349
FRTKL Series 2021-SFR1, Class D, 2.17%, 9/17/2038 (c)	3,800	3,409
Goodgreen
Series 2019-2A, Class A, 2.76%, 4/15/2055 ‡ (c)	1,498	1,259
Series 2023-1A, Class A, 5.90%, 1/17/2061 ‡ (c)	5,571	5,227
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2023-1A, Class B, 5.90%, 1/17/2061 ‡ (c)	5,962	5,329
Goodgreen Ltd.
Series 2024-1A, Class A, 6.29%, 7/15/2056 (c)	12,500	12,250
Series 2024-1A, Class B, 8.12%, 7/15/2056 (c)	3,211	3,147
Goodgreen Trust Series 2017-1A, Class A, 3.74%, 10/15/2052 ‡ (c)	210	188
HERO Funding (Cayman Islands)
Series 2017-3A, Class A1, 3.19%, 9/20/2048 ‡ (c)	3,595	3,102
Series 2017-3A, Class A2, 3.95%, 9/20/2048 ‡ (c)	591	524
HERO Funding II (Cayman Islands) Series 2016-4B, Class B, 4.99%, 9/20/2047 ‡ (c)	276	273
HERO Funding III (Cayman Islands) Series 2017-1A, Class A, 3.50%, 9/21/2043 ‡ (c)	472	436
HERO Funding Trust
Series 2015-1A, Class A, 3.84%, 9/21/2040 ‡ (c)	14	13
Series 2016-2A, Class A, 3.75%, 9/20/2041 ‡ (c)	2,389	2,190
Series 2016-3A, Class A1, 3.08%, 9/20/2042 ‡ (c)	358	321
Series 2016-4A, Class A1, 3.57%, 9/20/2047 ‡ (c)	1,136	1,030
Series 2016-4A, Class A2, 4.29%, 9/20/2047 ‡ (c)	1,136	1,052
Series 2017-1A, Class A2, 4.46%, 9/20/2047 ‡ (c)	547	498
Series 2017-2A, Class A1, 3.28%, 9/20/2048 ‡ (c)	811	708
Series 2020-1A, Class A, 2.59%, 9/20/2057 ‡ (c)	5,120	4,184
Hilton Grand Vacations Trust
Series 2022-1D, Class C, 4.69%, 6/20/2034 (c)	1,309	1,248
Series 2022-2A, Class C, 5.57%, 1/25/2037 (c)	3,397	3,288
Series 2020-AA, Class B, 4.22%, 2/25/2039 (c)	1,331	1,284
HIN Timeshare Trust Series 2020-A, Class B, 2.23%, 10/9/2039 (c)	1,267	1,184
Home Partners of America Trust
Series 2019-1, Class A, 2.91%, 9/17/2039 (c)	3,624	3,331
Series 2019-1, Class E, 3.60%, 9/17/2039 (c)	3,407	3,053
KGS-Alpha SBA COOF Trust
Series 2012-3, Class A, IO, 0.99%, 9/25/2026 (a) (c)	34	— (e)
Series 2012-4, Class A, IO, 1.02%, 9/25/2037 (a) (c)	1,907	35
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	237

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2012-6, Class A, IO, 0.61%, 5/25/2039 (a) (c)	2,148	24
Series 2015-2, Class A, IO, 3.37%, 7/25/2041 (a) (c)	439	44
LFT CRE Ltd. Series 2021-FL1, Class C, 7.38%, 6/15/2039 (a) (c)	8,000	7,710
Long Beach Mortgage Loan Trust Series 2004-1, Class M1, 6.19%, 2/25/2034 (a)	228	222
Madison Avenue Manufactured Housing Contract Trust Series 2002-A, 0.30%, 3/25/2032 ‡	25,197	164
Mid-State Capital Corp. Trust Series 2006-1, Class M1, 6.08%, 10/15/2040 (c)	818	800
MVW LLC
Series 2020-1A, Class B, 2.73%, 10/20/2037 (c)	766	727
Series 2020-1A, Class C, 4.21%, 10/20/2037 (c)	511	491
Series 2023-1A, Class C, 6.54%, 10/20/2040 (c)	5,953	5,912
Series 2023-2A, Class C, 7.06%, 11/20/2040 (c)	4,057	4,114
Series 2021-1WA, Class B, 1.44%, 1/22/2041 (c)	1,542	1,431
Series 2021-1WA, Class C, 1.94%, 1/22/2041 (c)	2,529	2,330
Series 2022-2A, Class C, 7.62%, 10/21/2041 (c)	3,412	3,487
New Century Home Equity Loan Trust Series 2003-5, Class AI6, 6.00%, 11/25/2033 (d)	137	129
New Residential Mortgage LLC
Series 2020-FNT1, Class A, 5.44%, 6/25/2025 (c)	3,185	3,125
Series 2020-FNT2, Class A, 5.44%, 7/25/2025 (c)	357	350
New Residential Mortgage Loan Trust Series 2022-SFR1, Class E1, 3.55%, 2/17/2039 (c)	6,152	5,497
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (c)	4,033	3,861
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (c)	6,658	6,235
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (c)	8,824	8,280
Series 2021-FHT1, Class A, 3.10%, 7/25/2026 (c)	4,371	4,068
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (c)	5,056	4,700
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

NRZ FHT Excess LLC Series 2020-FHT1, Class A, 4.21%, 11/25/2025 (c)	6,322	6,070
Ocwen Loan Investment Trust Series 2023-HB1, Class M1, 3.00%, 6/25/2036 ‡ (a) (c)	1,550	1,375
Orange Lake Timeshare Trust Series 2019-A, Class C, 3.61%, 4/9/2038 (c)	1,349	1,304
Pagaya AI Technology in Housing Trust
Series 2022-1, Class C, 4.25%, 8/25/2025 (c)	6,635	6,377
Series 2023-1, Class A, 3.60%, 10/25/2040 (c)	5,000	4,572
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (a) (c)	8,791	8,582
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (c) (d)	4,542	4,462
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (c) (d)	2,828	2,756
Pretium Mortgage Credit Partners LLC Series 2022-NPL1, Class A1, 2.98%, 1/25/2052 (c) (d)	4,008	3,962
Progress Residential
Series 2021-SFR1, Class D, 1.81%, 4/17/2038 (c)	4,000	3,650
Series 2021-SFR4, Class E1, 2.41%, 5/17/2038 (c)	2,000	1,819
Series 2021-SFR4, Class E2, 2.56%, 5/17/2038 (c)	3,903	3,546
Progress Residential Trust
Series 2022-SFR2, Class E1, 4.55%, 4/17/2027 (c)	11,300	10,584
Series 2020-SFR3, Class E, 2.30%, 10/17/2027 (c)	7,700	7,189
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (c)	6,390	6,130
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (c)	3,000	2,752
Series 2021-SFR2, Class E1, 2.55%, 4/19/2038 (c)	9,550	8,744
Series 2021-SFR5, Class E1, 2.21%, 7/17/2038 (c)	6,775	6,121
Series 2021-SFR8, Class E2, 2.53%, 10/17/2038 (c)	6,000	5,360
Series 2022-SFR3, Class D, 4.45%, 4/17/2039 (c)	4,555	4,316
Series 2022-SFR3, Class E2, 5.60%, 4/17/2039 (c)	11,870	11,310
Series 2023-SFR1, Class E1, 6.15%, 3/17/2040 (c)	5,009	4,876
SEE NOTES TO FINANCIAL STATEMENTS.

238	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-SFR7, Class C, 2.04%, 8/17/2040 (c)	6,246	5,355
Series 2021-SFR10, Class E1, 3.57%, 12/17/2040 (c)	4,200	3,669
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (c)	3,608	3,565
Series 2021-7, Class A1, 1.87%, 8/25/2026 (c) (d)	1,309	1,264
Renaissance Home Equity Loan Trust Series 2007-2, Class AF2, 5.68%, 6/25/2037 (d)	479	120
Renew (Cayman Islands)
Series 2017-1A, Class A, 3.67%, 9/20/2052 ‡ (c)	271	246
Series 2017-1A, Class B, 5.75%, 9/20/2052 ‡ (c)	99	95
Series 2023-1A, Class A, 5.90%, 11/20/2058 ‡ (c)	9,316	9,109
Series 2024-1A, Class A, 6.21%, 11/20/2059 ‡ (c)	10,789	10,807
Repo Buyer RRI Trust, Zero Coupon, 4/14/2055 ‡	2,400	1,956
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 5.74%, 1/25/2036 (d)	53	42
Sierra Timeshare Receivables Funding LLC
Series 2019-1A, Class C, 3.77%, 1/20/2036 (c)	377	376
Series 2019-3A, Class B, 2.75%, 8/20/2036 (c)	1,155	1,104
Series 2021-1A, Class B, 1.34%, 11/20/2037 (c)	2,370	2,236
Series 2021-1A, Class C, 1.79%, 11/20/2037 (c)	1,505	1,421
Series 2022-3A, Class C, 7.63%, 7/20/2039 (c)	3,513	3,541
Series 2023-2A, Class C, 7.30%, 4/20/2040 (c)	5,723	5,802
Series 2022-2A, Class C, 6.36%, 6/20/2040 (c)	2,833	2,807
Structured Asset Securities Corp. Pass-Through Certificates
Series 2002-AL1, Class A2, 3.45%, 2/25/2032	13	11
Series 2002-AL1, Class A3, 3.45%, 2/25/2032	100	41
Tricon Residential Trust Series 2022-SFR1, Class E1, 5.34%, 4/17/2039 (c)	5,669	5,468
VCAT LLC
Series 2021-NPL1, Class A1, 5.29%, 12/26/2050 (c) (d)	3,139	3,118
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (c) (d)	2,587	2,557
Series 2021-NPL5, Class A1, 1.87%, 8/25/2051 (c) (d)	7,008	6,822
vMobo, Inc., 7.46%, 7/18/2027 ‡	9,998	9,074
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (c) (d)	10,808	10,392
VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (c) (d)	1,275	1,177
VOLT XCII LLC Series 2021-NPL1, Class A1, 4.89%, 2/27/2051 (c) (d)	6,343	6,188
VOLT XCIII LLC Series 2021-NPL2, Class A1, 4.89%, 2/27/2051 (c) (d)	6,503	6,309
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (c) (d)	8,445	8,253
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (c) (d)	6,353	6,170
VOLT XCV LLC Series 2021-NPL4, Class A1, 5.24%, 3/27/2051 (c) (d)	2,754	2,696
VOLT XCVI LLC Series 2021-NPL5, Class A1, 5.12%, 3/27/2051 (c) (d)	4,899	4,793
VSE VOI Mortgage LLC Series 2018-A, Class A, 3.56%, 2/20/2036 (c)	191	188
Welk Resorts LLC
Series 2019-AA, Class A, 2.80%, 6/15/2038 (c)	965	920
Series 2019-AA, Class C, 3.34%, 6/15/2038 (c)	955	904
Westgate Resorts LLC
Series 2020-1A, Class C, 6.21%, 3/20/2034 (c)	477	473
Series 2022-1A, Class B, 2.29%, 8/20/2036 (c)	4,470	4,278
Total Asset-Backed Securities (Cost $642,497)		628,871
Collateralized Mortgage Obligations — 9.8%
Alternative Loan Trust
Series 2004-J3, Class 4A1, 4.75%, 4/25/2019	7	7
Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	333	330
Series 2005-1CB, Class 1A6, IF, IO, 1.66%, 3/25/2035 (a)	202	12
Series 2005-22T1, Class A2, IF, IO, 4.40%, 6/25/2035 (a)	1,268	64
Series 2005-20CB, Class 3A8, IF, IO, 4.08%, 7/25/2035 (a)	1,250	33
Series 2005-28CB, Class 3A5, 6.00%, 8/25/2035	51	21
Series 2005-37T1, Class A2, IF, IO, 4.59%, 9/25/2035 (a)	2,301	91
Series 2005-54CB, Class 1A2, IF, IO, 4.18%, 11/25/2035 (a)	1,159	43
Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	194	147
Series 2005-54CB, Class 1A7, 5.50%, 11/25/2035	6	5
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	239

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2005-57CB, Class 3A2, IF, IO, 4.43%, 12/25/2035 (a)	153	9
Series 2005-64CB, Class 1A9, 5.50%, 12/25/2035	106	91
Series 2005-86CB, Class A11, 5.50%, 2/25/2036	186	106
Series 2006-7CB, Class 1A2, IF, IO, 4.63%, 5/25/2036 (a)	7,079	483
Series 2006-26CB, Class A9, 6.50%, 9/25/2036	299	157
American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75%, 12/25/2035 (a) (c)	1	1
ASG Resecuritization Trust Series 2011-1, Class 2A35, 6.00%, 9/28/2036 (a) (c)	28	9
Banc of America Funding Trust
Series 2004-1, PO, 3/25/2034	28	19
Series 2004-3, Class 1A1, 5.50%, 10/25/2034	45	43
Series 2005-1, Class 30, IO, 5.50%, 2/25/2035	77	11
Series 2005-4, Class 30, PO, 8/25/2035	22	14
Series 2005-6, Class 2A7, 5.50%, 10/25/2035	93	77
Series 2005-7, Class 30, PO, 11/25/2035	7	7
Series 2005-8, Class 30, PO, 1/25/2036	30	19
Banc of America Mortgage Trust
Series 2003-C, Class 3A1, 4.75%, 4/25/2033 (a)	11	10
Series 2003-J, Class 3A2, 4.84%, 11/25/2033 (a)	48	44
Baring Frn Series 2021-EBO1, Class PA, Zero Coupon, 5/22/2024 ‡ (a)	1,687	1,687
Bear Stearns ARM Trust
Series 2003-4, Class 3A1, 5.47%, 7/25/2033 (a)	41	38
Series 2003-7, Class 3A, 5.62%, 10/25/2033 (a)	11	11
Series 2004-1, Class 12A1, 4.76%, 4/25/2034 (a)	105	90
Series 2004-2, Class 14A, 3.94%, 5/25/2034 (a)	40	36
Series 2006-1, Class A1, 7.66%, 2/25/2036 (a)	133	121
Bear Stearns Asset-Backed Securities Trust Series 2003-AC5, Class A1, 5.75%, 10/25/2033 (d)	83	87
Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates Series 2003-9, Class 1P, PO, 11/25/2033	3	2
Chase Mortgage Finance Trust
Series 2007-A2, Class 2A1, 5.82%, 6/25/2035 (a)	82	80
Series 2007-A1, Class 2A1, 5.25%, 2/25/2037 (a)	25	23
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-A1, Class 7A1, 5.46%, 2/25/2037 (a)	24	23
Series 2007-A1, Class 1A3, 5.59%, 2/25/2037 (a)	249	239
Series 2007-A1, Class 9A1, 5.70%, 2/25/2037 (a)	72	68
CHL Mortgage Pass-Through Trust
Series 2004-3, PO, 4/25/2034	6	4
Series 2004-3, Class A26, 5.50%, 4/25/2034	67	63
Series 2004-HYB1, Class 2A, 5.55%, 5/20/2034 (a)	33	30
Series 2004-HYB3, Class 2A, 3.89%, 6/20/2034 (a)	129	116
Series 2004-5, Class 1A4, 5.50%, 6/25/2034	169	165
Series 2004-7, Class 2A1, 6.51%, 6/25/2034 (a)	24	22
Series 2004-13, Class 1A4, 5.50%, 8/25/2034	126	119
Series 2004-HYB6, Class A3, 5.28%, 11/20/2034 (a)	107	99
Series 2005-16, Class A23, 5.50%, 9/25/2035	56	36
Series 2005-22, Class 2A1, 4.70%, 11/25/2035 (a)	330	262
Series 2007-4, Class 1A52, IF, IO, 4.73%, 5/25/2037 (a)	1,348	88
Citigroup Global Markets Mortgage Securities VII, Inc.
Series 2003-UP2, Class 1, PO, 6/25/2033	—	—
Series 2003-HYB1, Class A, 6.24%, 9/25/2033 (a)	26	26
Citigroup Mortgage Loan Trust
Series 2009-10, Class 1A1, 5.66%, 9/25/2033 (a) (c)	59	57
Series 2004-UST1, Class A6, 5.91%, 8/25/2034 (a)	16	14
Series 2004-UST1, Class A3, 6.10%, 8/25/2034 (a)	30	29
Series 2015-A, Class B2, 4.50%, 6/25/2058 (a) (c)	280	266
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class W2, PO, 6/25/2031	2	2
Series 2003-1, Class WA2, 6.50%, 6/25/2031	1	1
Series 2003-1, Class 3, PO, 9/25/2033	10	7
Series 2003-UP3, Class A3, 7.00%, 9/25/2033	4	4
Series 2003-1, Class 2A5, 5.25%, 10/25/2033	10	9
Series 2005-1, Class 2A1A, 3.48%, 2/25/2035 (a)	99	81
Series 2005-2, Class 2A11, 5.50%, 5/25/2035	126	121
SEE NOTES TO FINANCIAL STATEMENTS.

240	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2005-5, Class 1A2, 4.83%, 8/25/2035 (a)	247	200
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)
Series 2003-1, Class DB1, 6.64%, 2/25/2033 (a)	264	258
Series 2003-AR15, Class 3A1, 6.40%, 6/25/2033 (a)	53	51
Series 2003-21, Class 1A4, 5.25%, 9/25/2033	43	40
CSFB Mortgage-Backed Pass-Through Certificates
Series 2003-27, Class 5A4, 5.25%, 11/25/2033	2	2
Series 2003-29, Class 1A1, 6.50%, 12/25/2033	85	84
Series 2003-29, Class 5A1, 7.00%, 12/25/2033	35	35
Series 2004-4, Class 2A4, 5.50%, 9/25/2034	66	63
Series 2004-8, Class 1A4, 5.50%, 12/25/2034	136	130
Series 2005-4, Class 2X, IO, 5.50%, 6/25/2035 (a)	367	31
Series 2005-9, Class DX, IO, 5.50%, 10/25/2035	263	28
CSMC Trust
Series 2020-RPL5, Class A1, 4.68%, 8/25/2060 (a) (c)	4,101	4,083
Series 2021-RPL1, Class A1, 4.04%, 9/27/2060 (a) (c)	9,397	9,080
Series 2021-JR1, Class A1, 2.46%, 9/27/2066 (a) (c)	3,940	3,904
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 3.74%, 2/25/2020 (a)	13	12
FARM Mortgage Trust Series 2023-1, Class A, 2.63%, 1/25/2052 (a) (c)	8,427	6,949
FHLMC, REMIC
Series 1695, Class EB, 7.00%, 3/15/2024	—	—
Series 2033, Class SN, IF, IO, 17.39%, 3/15/2024 (a)	—	— (e)
Series 2306, Class K, PO, 5/15/2024	—	—
Series 2306, Class SE, IF, IO, 6.48%, 5/15/2024 (a)	—	—
Series 1745, Class D, 7.50%, 8/15/2024	1	1
Series 3614, Class QB, 4.00%, 12/15/2024	64	63
Series 2967, Class S, IF, 3.91%, 4/15/2025 (a)	1	1
Series 3022, Class SX, IF, 3.28%, 8/15/2025 (a)	4	4
Series 1829, Class ZB, 6.50%, 3/15/2026	—	—
Series 1863, Class Z, 6.50%, 7/15/2026	—	—
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 1899, Class ZE, 8.00%, 9/15/2026	6	6
Series 1963, Class Z, 7.50%, 1/15/2027	5	6
Series 2470, Class SL, IF, 9.00%, 1/15/2027 (a)	1	1
Series 1985, Class PR, IO, 8.00%, 7/15/2027	2	—
Series 2065, Class PX, IO, 0.75%, 8/17/2027	219	1
Series 1987, Class PE, 7.50%, 9/15/2027	3	3
Series 2038, Class PN, IO, 7.00%, 3/15/2028	1	—
Series 2042, Class T, 7.00%, 3/15/2028	1	1
Series 2040, Class PE, 7.50%, 3/15/2028	11	12
Series 2060, Class Z, 6.50%, 5/15/2028	4	4
Series 2061, Class DC, IO, 6.50%, 6/15/2028	12	1
Series 2075, Class PH, 6.50%, 8/15/2028	35	35
Series 2086, Class GB, 6.00%, 9/15/2028	4	4
Series 2089, Class PJ, IO, 7.00%, 10/15/2028	3	—
Series 2111, Class SB, IF, IO, 2.06%, 1/15/2029 (a)	23	—
Series 2110, Class PG, 6.00%, 1/15/2029	21	21
Series 2125, Class JZ, 6.00%, 2/15/2029	9	9
Series 2130, Class QS, 6.00%, 3/15/2029	12	12
Series 2132, Class ZL, 6.50%, 3/15/2029	5	5
Series 2132, Class SB, IF, 6.94%, 3/15/2029 (a)	3	3
Series 2141, IO, 7.00%, 4/15/2029	1	—
Series 2303, Class ZN, 8.50%, 4/15/2029	51	53
Series 2163, Class PC, IO, 7.50%, 6/15/2029	2	—
Series 2178, Class PB, 7.00%, 8/15/2029	5	5
Series 2201, Class C, 8.00%, 11/15/2029	6	6
Series 2204, Class GB, 8.00%, 12/20/2029 (a)	1	—
Series 2209, Class TC, 8.00%, 1/15/2030	30	31
Series 2210, Class Z, 8.00%, 1/15/2030	21	22
Series 2224, Class CB, 8.00%, 3/15/2030	6	7
Series 2247, Class Z, 7.50%, 8/15/2030	6	6
Series 2256, Class MC, 7.25%, 9/15/2030	18	19
Series 2254, Class Z, 9.00%, 9/15/2030	53	57
Series 2259, Class ZM, 7.00%, 10/15/2030	26	27
Series 2271, Class PC, 7.25%, 12/15/2030	28	29
Series 2296, Class PD, 7.00%, 3/15/2031	12	12
Series 2303, Class ZD, 7.00%, 4/15/2031	159	165
Series 2694, Class BA, 4.00%, 6/15/2031	2	2
Series 2359, Class ZB, 8.50%, 6/15/2031	21	22
Series 2388, Class UZ, 8.50%, 6/15/2031	7	8
Series 2344, Class ZD, 6.50%, 8/15/2031	61	63
Series 2344, Class ZJ, 6.50%, 8/15/2031	8	9
Series 2345, Class NE, 6.50%, 8/15/2031	5	5
Series 2372, Class F, 5.94%, 10/15/2031 (a)	3	3
Series 2367, Class ZK, 6.00%, 10/15/2031	61	62
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	241

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2368, Class AS, IF, 6.79%, 10/15/2031 (a)	3	3
Series 2383, Class FD, 5.94%, 11/15/2031 (a)	3	3
Series 2399, Class TH, 6.50%, 1/15/2032	66	69
Series 2494, Class SX, IF, IO, 1.56%, 2/15/2032 (a)	180	10
Series 2410, Class QX, IF, IO, 3.21%, 2/15/2032 (a)	10	1
Series 2410, Class QS, IF, 5.36%, 2/15/2032 (a)	17	19
Series 2410, Class OE, 6.38%, 2/15/2032	1	1
Series 2433, Class SA, IF, 6.79%, 2/15/2032 (a)	38	41
Series 2444, Class ES, IF, IO, 2.51%, 3/15/2032 (a)	14	1
Series 2450, Class SW, IF, IO, 2.56%, 3/15/2032 (a)	16	1
Series 2431, Class F, 5.94%, 3/15/2032 (a)	139	139
Series 2464, Class FE, 6.44%, 3/15/2032 (a)	56	57
Series 2423, Class MC, 7.00%, 3/15/2032	18	18
Series 2423, Class MT, 7.00%, 3/15/2032	21	22
Series 2434, Class TC, 7.00%, 4/15/2032	23	24
Series 2436, Class MC, 7.00%, 4/15/2032	25	25
Series 2450, Class GZ, 7.00%, 5/15/2032	22	23
Series 3393, Class JO, PO, 9/15/2032	69	61
Series 2513, Class ZC, 5.50%, 10/15/2032	53	53
Series 2517, Class Z, 5.50%, 10/15/2032	24	23
Series 2835, Class QO, PO, 12/15/2032	20	17
Series 2557, Class HL, 5.30%, 1/15/2033	200	198
Series 2552, Class FP, 6.44%, 1/15/2033 (a)	241	244
Series 2586, Class WI, IO, 6.50%, 3/15/2033	55	8
Series 2611, Class SQ, IF, 2.12%, 5/15/2033 (a)	16	15
Series 2631, Class SA, IF, 4.88%, 6/15/2033 (a)	10	10
Series 2692, Class SC, IF, 2.41%, 7/15/2033 (a)	43	42
Series 2671, Class S, IF, 4.79%, 9/15/2033 (a)	16	16
Series 2722, Class PF, 6.04%, 12/15/2033 (a)	456	456
Series 2763, Class ZA, 6.00%, 3/15/2034	1,589	1,626
Series 2779, Class ZC, 6.00%, 4/15/2034	979	1,002
Series 2802, Class ZY, 6.00%, 5/15/2034	247	247
Series 3318, Class BT, IF, 7.00%, 5/15/2034 (a)	483	478
Series 3611, PO, 7/15/2034	89	76
Series 3305, Class MB, IF, 7.92%, 7/15/2034 (a)	31	31
Series 3077, Class TO, PO, 4/15/2035	17	17
Series 2990, Class WP, IF, 2.99%, 6/15/2035 (a)	1	1
Series 3035, Class Z, 5.85%, 9/15/2035	484	496
Series 3117, Class EO, PO, 2/15/2036	55	46
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3117, Class OG, PO, 2/15/2036	36	31
Series 3117, Class OK, PO, 2/15/2036	58	48
Series 3143, Class BC, 5.50%, 2/15/2036	110	109
Series 3122, Class OH, PO, 3/15/2036	7	6
Series 3134, PO, 3/15/2036	9	7
Series 3152, Class MO, PO, 3/15/2036	114	97
Series 3122, Class ZB, 6.00%, 3/15/2036	32	33
Series 3138, PO, 4/15/2036	35	29
Series 3607, Class AO, PO, 4/15/2036	75	62
Series 3607, Class BO, PO, 4/15/2036	75	64
Series 3137, Class XP, 6.00%, 4/15/2036	359	372
Series 3219, Class DI, IO, 6.00%, 4/15/2036	48	8
Series 3149, Class SO, PO, 5/15/2036	38	31
Series 3151, PO, 5/15/2036	106	86
Series 3153, Class EO, PO, 5/15/2036	51	43
Series 3604, PO, 5/15/2036	80	65
Series 3171, Class MO, PO, 6/15/2036	35	31
Series 3179, Class OA, PO, 7/15/2036	38	32
Series 3194, Class SA, IF, IO, 1.66%, 7/15/2036 (a)	25	3
Series 3200, PO, 8/15/2036	76	62
Series 3232, Class ST, IF, IO, 1.26%, 10/15/2036 (a)	86	6
Series 3237, Class AO, PO, 11/15/2036	62	50
Series 3704, Class DT, 7.50%, 11/15/2036	419	442
Series 3704, Class ET, 7.50%, 12/15/2036	298	322
Series 3260, Class CS, IF, IO, 0.70%, 1/15/2037 (a)	52	4
Series 3262, Class SG, IF, IO, 0.96%, 1/15/2037 (a)	14	1
Series 3274, Class JO, PO, 2/15/2037	17	15
Series 3274, Class MO, PO, 2/15/2037	31	26
Series 3275, Class FL, 5.88%, 2/15/2037 (a)	14	14
Series 3290, Class SB, IF, IO, 1.01%, 3/15/2037 (a)	169	11
Series 3288, Class GS, IF, 5.64%, 3/15/2037 (a)	8	8
Series 3373, Class TO, PO, 4/15/2037	68	56
Series 3316, Class JO, PO, 5/15/2037	8	6
Series 3607, PO, 5/15/2037	202	163
Series 3322, Class NS, IF, 7.00%, 5/15/2037 (a)	356	368
Series 3371, Class FA, 6.04%, 9/15/2037 (a)	24	24
Series 3385, Class SN, IF, IO, 0.56%, 11/15/2037 (a)	40	2
Series 3387, Class SA, IF, IO, 0.98%, 11/15/2037 (a)	113	7
Series 3422, Class AI, IO, 0.25%, 1/15/2038 (d)	363	3
SEE NOTES TO FINANCIAL STATEMENTS.

242	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 3404, Class SC, IF, IO, 0.56%, 1/15/2038 (a)	140	9
Series 3451, Class SA, IF, IO, 0.61%, 5/15/2038 (a)	10	—
Series 3537, Class MI, IO, 5.00%, 6/15/2038	208	28
Series 3461, Class LZ, 6.00%, 6/15/2038	55	56
Series 3481, Class SJ, IF, IO, 0.41%, 8/15/2038 (a)	163	12
Series 3895, Class WA, 5.65%, 10/15/2038 (a)	89	91
Series 3511, Class SA, IF, IO, 0.56%, 2/15/2039 (a)	44	3
Series 3546, Class A, 5.31%, 2/15/2039 (a)	22	22
Series 3531, Class SA, IF, IO, 0.86%, 5/15/2039 (a)	159	3
Series 3549, Class FA, 6.64%, 7/15/2039 (a)	11	11
Series 4580, Class PT, 6.74%, 8/15/2039 (a)	512	520
Series 3572, Class JS, IF, IO, 1.36%, 9/15/2039 (a)	101	6
Series 3621, PO, 1/15/2040	141	112
Series 3621, Class BO, PO, 1/15/2040	93	78
Series 3623, Class LO, PO, 1/15/2040	124	99
Series 3632, Class BS, IF, 15.65%, 2/15/2040 (a)	353	340
Series 3714, Class IP, IO, 5.00%, 8/15/2040	228	14
Series 3740, Class SC, IF, IO, 0.56%, 10/15/2040 (a)	209	18
Series 3747, Class PY, 4.00%, 10/15/2040	964	907
Series 3747, Class CY, 4.50%, 10/15/2040	1,562	1,505
Series 3753, PO, 11/15/2040	652	510
Series 3770, Class PY, 5.00%, 12/15/2040	1,655	1,621
Series 3860, Class PZ, 5.00%, 5/15/2041	2,812	2,776
Series 3852, Class QN, IF, 5.50%, 5/15/2041 (a)	43	41
Series 3852, Class TP, IF, 5.50%, 5/15/2041 (a)	73	72
Series 3966, Class NA, 4.00%, 12/15/2041	706	668
Series 4015, Class MY, 3.50%, 3/15/2042	862	793
Series 4136, Class HS, IF, 3.45%, 11/15/2042 (a)	352	211
Series 4177, Class MQ, 2.50%, 3/15/2043	1,000	832
Series 4274, Class EM, 4.00%, 11/15/2043	1,000	851
Series 4280, Class EO, PO, 12/15/2043	445	330
Series 4281, Class OB, PO, 12/15/2043	463	346
Series 4377, Class JP, 3.00%, 8/15/2044	2,147	1,980
Series 4456, Class SA, IF, IO, 0.71%, 3/15/2045 (a)	2,907	326
Series 4480, Class SE, IF, IO, 0.74%, 6/15/2045 (a)	3,048	322
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 4888, Class AZ, 4.00%, 12/15/2048	3,849	3,519
Series 4848, Class QY, 4.50%, 12/15/2048	718	673
Series 4903, Class SN, IF, IO, 0.66%, 8/25/2049 (a)	8,554	991
Series 5028, Class JG, 1.50%, 8/25/2050	7,206	5,547
Series 5036, Class NA, 0.50%, 11/25/2050	7,868	5,283
Series 5048, Class TI, IO, 3.00%, 11/25/2050	17,952	2,995
Series 5054, Class DZ, 2.00%, 12/25/2050	14,153	7,147
Series 5190, Class PH, 2.50%, 2/25/2052	3,880	3,450
FHLMC, STRIPS
Series 191, IO, 8.00%, 1/1/2028	133	12
Series 197, PO, 4/1/2028	59	55
Series 233, Class 11, IO, 5.00%, 9/15/2035	108	20
Series 233, Class 12, IO, 5.00%, 9/15/2035	63	10
Series 233, Class 13, IO, 5.00%, 9/15/2035	148	24
Series 239, Class S30, IF, IO, 2.26%, 8/15/2036 (a)	214	25
Series 262, Class 35, 3.50%, 7/15/2042	5,737	5,309
Series 299, Class 300, 3.00%, 1/15/2043	218	196
Series 310, PO, 9/15/2043	791	590
Series 406, PO, 10/25/2053	9,532	7,587
FHLMC, Structured Pass-Through Certificates, Whole Loan
Series T-41, Class 3A, 4.35%, 7/25/2032 (a)	121	113
Series T-76, Class 2A, 2.31%, 10/25/2037 (a)	1,435	1,396
Series T-42, Class A5, 7.50%, 2/25/2042	429	431
Series T-51, Class 2A, 7.50%, 8/25/2042 (a)	42	41
Series T-54, Class 2A, 6.50%, 2/25/2043	869	881
Series T-54, Class 3A, 7.00%, 2/25/2043	395	412
Series T-56, Class A5, 5.23%, 5/25/2043	679	656
Series T-58, Class A, PO, 9/25/2043	47	35
Series T-51, Class 1A, 6.50%, 9/25/2043 (a)	33	33
Series T-59, Class 1AP, PO, 10/25/2043	46	24
Series T-62, Class 1A1, 6.28%, 10/25/2044 (a)	473	429
First Horizon Alternative Mortgage Securities Trust
Series 2004-AA4, Class A1, 6.14%, 10/25/2034 (a)	79	77
Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	133	65
Series 2007-FA4, Class 1A2, IF, IO, 0.21%, 8/25/2037 (a)	2,453	176
FNMA Trust, Whole Loan
Series 2003-W17, Class 1A7, 5.75%, 8/25/2033	1,866	1,855
Series 2004-W1, Class 2A2, 7.00%, 12/25/2033	136	140
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	243

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2003-W8, Class 3F1, 5.84%, 5/25/2042 (a)	88	88
Series 2003-W2, Class 1A1, 6.50%, 7/25/2042	122	127
Series 2003-W8, Class 2A, 7.00%, 10/25/2042	73	74
Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	84	86
Series 2005-W3, Class 2AF, 5.66%, 3/25/2045 (a)	185	184
Series 2005-W4, Class 3A, 4.22%, 6/25/2045 (a)	350	338
Series 2005-W4, Class 1A1, 6.00%, 8/25/2045	69	69
Series 2006-W2, Class 1AF1, 5.66%, 2/25/2046 (a)	97	96
FNMA, Grantor Trust, Whole Loan
Series 2001-T7, Class A1, 7.50%, 2/25/2041	211	219
Series 2001-T12, Class A1, 6.50%, 8/25/2041	2,216	2,220
Series 2001-T12, Class A2, 7.50%, 8/25/2041	114	115
Series 2001-T10, PO, 12/25/2041	8	7
Series 2002-T4, Class A2, 7.00%, 12/25/2041	83	85
Series 2002-T4, Class A3, 7.50%, 12/25/2041	203	212
Series 2002-T16, Class A2, 7.00%, 7/25/2042	77	80
Series 2002-T19, Class A2, 7.00%, 7/25/2042	184	190
Series 2004-T1, Class 1A1, 6.00%, 1/25/2044	132	134
Series 2004-T3, Class PT1, 9.36%, 1/25/2044 (a)	102	106
FNMA, REMIC
Series 1994-37, Class L, 6.50%, 3/25/2024	—	—
Series G94-7, Class PJ, 7.50%, 5/17/2024	—	—
Series 2004-53, Class NC, 5.50%, 7/25/2024	—	—
Series 1995-2, Class Z, 8.50%, 1/25/2025	—	—
Series 2006-72, Class HO, PO, 8/25/2026	12	11
Series 2006-94, Class GI, IF, IO, 1.21%, 10/25/2026 (a)	136	3
Series 2006-94, Class GK, IF, 6.07%, 10/25/2026 (a)	6	6
Series G97-2, Class ZA, 8.50%, 2/17/2027	6	7
Series 1997-20, IO, 1.84%, 3/25/2027 (a)	—	—
Series 1997-27, Class J, 7.50%, 4/18/2027	1	1
Series 1997-24, Class Z, 8.00%, 4/18/2027	1	1
Series 1997-46, Class Z, 7.50%, 6/17/2027	37	37
Series 1997-81, Class PI, IO, 7.00%, 12/18/2027	1	—
Series 1998-30, Class ZA, 6.50%, 5/20/2028	87	88
Series 1998-36, Class ZB, 6.00%, 7/18/2028	10	10
Series 2002-7, Class FD, 6.14%, 4/25/2029 (a)	26	26
Series 1999-62, Class PB, 7.50%, 12/18/2029	8	8
Series 2000-52, IO, 8.50%, 1/25/2031	2	—
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2002-60, Class FA, 6.19%, 2/25/2031 (a)	80	80
Series 2002-60, Class FB, 6.19%, 2/25/2031 (a)	80	80
Series 2001-4, Class ZA, 6.50%, 3/25/2031	88	89
Series 2001-7, Class PF, 7.00%, 3/25/2031	4	4
Series 2002-50, Class ZA, 6.00%, 5/25/2031	138	138
Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	14	2
Series 2001-49, Class LZ, 8.50%, 7/25/2031	23	23
Series 2001-38, Class FB, 5.94%, 8/25/2031 (a)	17	17
Series 2001-36, Class DE, 7.00%, 8/25/2031	19	20
Series 2001-44, Class PD, 7.00%, 9/25/2031	7	8
Series 2001-44, Class PU, 7.00%, 9/25/2031	16	17
Series 2001-53, Class FX, 5.79%, 10/25/2031 (a)	102	102
Series 2003-52, Class SX, IF, 6.64%, 10/25/2031 (a)	5	5
Series 2001-61, Class Z, 7.00%, 11/25/2031	56	58
Series 2001-72, Class SX, IF, 4.81%, 12/25/2031 (a)	3	4
Series 2002-1, Class SA, IF, 7.52%, 2/25/2032 (a)	3	4
Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (a)	45	1
Series 2002-13, Class ST, IF, 10.00%, 3/25/2032 (a)	3	3
Series 2002-30, Class Z, 6.00%, 5/25/2032	83	84
Series 2002-37, Class Z, 6.50%, 6/25/2032	6	6
Series 2006-130, Class GI, IO, 6.50%, 7/25/2032	105	9
Series 2011-39, Class ZA, 6.00%, 11/25/2032	584	595
Series 2004-61, Class FH, 6.24%, 11/25/2032 (a)	527	530
Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (a)	21	22
Series 2004-59, Class BG, PO, 12/25/2032	30	26
Series 2002-77, Class S, IF, 4.52%, 12/25/2032 (a)	14	15
Series 2003-2, Class F, 6.19%, 2/25/2033 (a)	209	210
Series 2003-14, Class TI, IO, 5.00%, 3/25/2033	65	2
Series 2003-22, Class UD, 4.00%, 4/25/2033	177	171
Series 2003-39, IO, 6.00%, 5/25/2033 (a)	9	1
Series 2003-33, Class IA, IO, 6.50%, 5/25/2033	201	33
Series 2003-44, Class IU, IO, 7.00%, 6/25/2033	263	37
Series 2003-132, Class OA, PO, 8/25/2033	3	3
SEE NOTES TO FINANCIAL STATEMENTS.

244	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2003-74, Class SH, IF, 0.38%, 8/25/2033 (a)	19	18
Series 2003-132, Class PI, IO, 5.50%, 8/25/2033	13	—
Series 2003-72, Class IE, IO, 5.50%, 8/25/2033	102	14
Series 2003-91, Class SD, IF, 3.44%, 9/25/2033 (a)	14	14
Series 2003-86, Class ZA, 5.50%, 9/25/2033	109	108
Series 2003-105, Class AZ, 5.50%, 10/25/2033	596	594
Series 2003-116, Class SB, IF, IO, 2.16%, 11/25/2033 (a)	103	8
Series 2006-44, Class P, PO, 12/25/2033	236	198
Series 2003-122, Class ZJ, 6.00%, 12/25/2033	639	652
Series 2003-130, Class SX, IF, 3.37%, 1/25/2034 (a)	3	3
Series 2004-87, Class F, 6.19%, 1/25/2034 (a)	83	83
Series 2004-46, Class EP, PO, 3/25/2034	32	31
Series 2004-28, Class PF, 5.84%, 3/25/2034 (a)	79	79
Series 2004-25, Class SA, IF, 4.58%, 4/25/2034 (a)	32	33
Series 2004-17, Class H, 5.50%, 4/25/2034	180	179
Series 2004-46, Class SK, IF, 1.55%, 5/25/2034 (a)	13	13
Series 2004-46, Class QB, IF, 2.26%, 5/25/2034 (a)	32	34
Series 2004-36, Class SA, IF, 4.58%, 5/25/2034 (a)	65	70
Series 2004-51, Class SY, IF, 3.37%, 7/25/2034 (a)	9	9
Series 2004-50, Class VZ, 5.50%, 7/25/2034	817	821
Series 2014-44, Class B, 2.50%, 8/25/2034	747	689
Series 2005-7, Class LO, PO, 2/25/2035	199	180
Series 2005-15, Class MO, PO, 3/25/2035	69	56
Series 2005-13, Class FL, 5.84%, 3/25/2035 (a)	49	48
Series 2005-74, Class SK, IF, 5.18%, 5/25/2035 (a)	28	28
Series 2005-103, Class SC, IF, 1.06%, 7/25/2035 (a)	146	134
Series 2005-56, Class S, IF, IO, 1.27%, 7/25/2035 (a)	125	10
Series 2005-66, Class SV, IF, IO, 1.31%, 7/25/2035 (a)	84	3
Series 2005-66, Class SG, IF, 3.78%, 7/25/2035 (a)	53	52
Series 2005-73, Class PS, IF, 3.11%, 8/25/2035 (a)	30	31
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2005-68, Class PG, 5.50%, 8/25/2035	110	110
Series 2005-90, PO, 9/25/2035	17	16
Series 2005-90, Class AO, PO, 10/25/2035	10	9
Series 2010-39, Class OT, PO, 10/25/2035	68	56
Series 2005-90, Class ES, IF, 3.28%, 10/25/2035 (a)	102	103
Series 2005-84, Class XM, 5.75%, 10/25/2035	52	53
Series 2005-106, Class US, IF, 4.63%, 11/25/2035 (a)	51	53
Series 2006-8, Class WQ, PO, 3/25/2036	230	183
Series 2006-8, Class WN, IF, IO, 1.26%, 3/25/2036 (a)	842	72
Series 2006-16, Class HZ, 5.50%, 3/25/2036	52	51
Series 2006-23, Class KO, PO, 4/25/2036	24	21
Series 2006-27, Class OH, PO, 4/25/2036	47	40
Series 2006-44, Class GO, PO, 6/25/2036	89	76
Series 2006-50, Class JO, PO, 6/25/2036	50	42
Series 2006-50, Class PS, PO, 6/25/2036	74	64
Series 2006-53, Class US, IF, IO, 1.14%, 6/25/2036 (a)	135	12
Series 2006-58, PO, 7/25/2036	90	75
Series 2006-58, Class AP, PO, 7/25/2036	32	27
Series 2006-65, Class QO, PO, 7/25/2036	36	29
Series 2006-56, Class FT, 6.19%, 7/25/2036 (a)	323	332
Series 2006-63, Class ZH, 6.50%, 7/25/2036	118	124
Series 2006-72, Class GO, PO, 8/25/2036	60	50
Series 2006-72, Class TO, PO, 8/25/2036	34	28
Series 2006-79, Class DO, PO, 8/25/2036	58	48
Series 2007-7, Class SG, IF, IO, 1.06%, 8/25/2036 (a)	254	29
Series 2006-77, Class PC, 6.50%, 8/25/2036	206	209
Series 2006-78, Class BZ, 6.50%, 8/25/2036	61	64
Series 2006-86, Class OB, PO, 9/25/2036	72	58
Series 2006-90, Class AO, PO, 9/25/2036	48	41
Series 2009-19, Class IP, IO, 5.50%, 10/25/2036	425	82
Series 2006-110, PO, 11/25/2036	42	35
Series 2006-111, Class EO, PO, 11/25/2036	28	24
Series 2006-105, Class ME, 5.50%, 11/25/2036	473	479
Series 2006-115, Class OK, PO, 12/25/2036	90	71
Series 2006-119, PO, 12/25/2036	34	30
Series 2006-117, Class GS, IF, IO, 1.21%, 12/25/2036 (a)	96	5
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	245

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2006-118, Class A2, 5.52%, 12/25/2036 (a)	50	48
Series 2006-120, Class PF, 5.69%, 12/25/2036 (a)	39	39
Series 2006-120, IO, 6.50%, 12/25/2036	161	25
Series 2015-91, Class AC, 7.50%, 12/25/2036	1,227	1,284
Series 2006-126, Class AO, PO, 1/25/2037	159	132
Series 2007-1, Class SD, IF, 6.38%, 2/25/2037 (a)	33	50
Series 2007-14, Class OP, PO, 3/25/2037	57	48
Series 2007-22, Class SC, IF, IO, 0.64%, 3/25/2037 (a)	17	—
Series 2007-14, Class ES, IF, IO, 1.00%, 3/25/2037 (a)	1,928	153
Series 2009-63, Class P, 5.00%, 3/25/2037	9	8
Series 2007-18, Class MZ, 6.00%, 3/25/2037	163	168
Series 2007-16, Class FC, 6.19%, 3/25/2037 (a)	21	21
Series 2007-46, Class ZK, 5.50%, 5/25/2037	146	141
Series 2007-39, Class EF, 5.69%, 5/25/2037 (a)	20	19
Series 2007-54, Class WI, IF, IO, 0.66%, 6/25/2037 (a)	173	13
Series 2007-72, Class EK, IF, IO, 0.96%, 7/25/2037 (a)	508	44
Series 2007-65, Class KI, IF, IO, 1.18%, 7/25/2037 (a)	101	9
Series 2007-60, Class AX, IF, IO, 1.71%, 7/25/2037 (a)	163	19
Series 2007-79, Class SB, IF, 4.08%, 8/25/2037 (a)	15	17
Series 2007-76, Class ZG, 6.00%, 8/25/2037	114	116
Series 2007-78, Class CB, 6.00%, 8/25/2037	45	47
Series 2007-88, Class VI, IF, IO, 1.10%, 9/25/2037 (a)	77	7
Series 2009-86, Class OT, PO, 10/25/2037	252	206
Series 2007-100, Class SM, IF, IO, 1.01%, 10/25/2037 (a)	165	14
Series 2007-91, Class ES, IF, IO, 1.02%, 10/25/2037 (a)	257	21
Series 2007-112, Class SA, IF, IO, 1.01%, 12/25/2037 (a)	478	48
Series 2007-116, Class HI, IO, 0.73%, 1/25/2038 (a)	342	16
Series 2008-1, Class BI, IF, IO, 0.47%, 2/25/2038 (a)	138	10
Series 2008-12, Class CO, PO, 3/25/2038	272	230
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2008-16, Class IS, IF, IO, 0.76%, 3/25/2038 (a)	84	6
Series 2008-10, Class XI, IF, IO, 0.79%, 3/25/2038 (a)	75	6
Series 2008-20, Class SA, IF, IO, 1.55%, 3/25/2038 (a)	105	9
Series 2009-79, Class UA, 7.00%, 3/25/2038	10	10
Series 2008-32, Class SA, IF, IO, 1.41%, 4/25/2038 (a)	17	1
Series 2008-27, Class SN, IF, IO, 1.46%, 4/25/2038 (a)	41	4
Series 2008-44, PO, 5/25/2038	11	9
Series 2008-53, Class CI, IF, IO, 1.76%, 7/25/2038 (a)	54	5
Series 2011-47, Class ZA, 5.50%, 7/25/2038	211	210
Series 2008-80, Class SA, IF, IO, 0.41%, 9/25/2038 (a)	104	7
Series 2008-81, Class SB, IF, IO, 0.41%, 9/25/2038 (a)	102	5
Series 2008-80, Class GP, 6.25%, 9/25/2038	9	10
Series 2009-6, Class GS, IF, IO, 1.11%, 2/25/2039 (a)	51	4
Series 2009-4, Class BD, 4.50%, 2/25/2039	4	4
Series 2009-17, Class QS, IF, IO, 1.21%, 3/25/2039 (a)	47	3
Series 2009-52, Class PI, IO, 5.00%, 7/25/2039	146	25
Series 2009-47, Class MT, 7.00%, 7/25/2039	8	9
Series 2009-69, PO, 9/25/2039	62	48
Series 2009-84, Class WS, IF, IO, 0.46%, 10/25/2039 (a)	46	3
Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	100	18
Series 2009-92, Class AD, 6.00%, 11/25/2039	55	55
Series 2009-99, Class SC, IF, IO, 0.74%, 12/25/2039 (a)	35	2
Series 2009-103, Class MB, 5.29%, 12/25/2039 (a)	251	254
Series 2009-99, Class WA, 6.31%, 12/25/2039 (a)	193	195
Series 2009-112, Class ST, IF, IO, 0.81%, 1/25/2040 (a)	122	10
Series 2009-113, Class FB, 5.99%, 1/25/2040 (a)	107	106
Series 2010-23, Class KS, IF, IO, 1.66%, 2/25/2040 (a)	82	6
Series 2010-1, Class WA, 6.23%, 2/25/2040 (a)	374	377
Series 2010-49, Class SC, IF, 1.79%, 3/25/2040 (a)	132	118
SEE NOTES TO FINANCIAL STATEMENTS.

246	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2010-16, Class WB, 6.14%, 3/25/2040 (a)	789	796
Series 2010-16, Class WA, 6.44%, 3/25/2040 (a)	319	322
Series 2010-35, Class SB, IF, IO, 0.98%, 4/25/2040 (a)	99	6
Series 2010-40, Class FJ, 6.04%, 4/25/2040 (a)	34	34
Series 2010-42, Class S, IF, IO, 0.96%, 5/25/2040 (a)	43	3
Series 2010-43, Class FD, 6.04%, 5/25/2040 (a)	135	134
Series 2010-61, Class WA, 5.98%, 6/25/2040 (a)	126	127
Series 2010-68, Class SA, IF, IO, 4.33%, 7/25/2040 (a)	295	15
Series 2010-103, Class ME, 4.00%, 9/25/2040	351	333
Series 2010-111, Class AM, 5.50%, 10/25/2040	393	403
Series 2010-125, Class SA, IF, IO, 3.77%, 11/25/2040 (a)	278	8
Series 2010-130, Class CY, 4.50%, 11/25/2040	1,446	1,391
Series 2010-123, Class FL, 5.87%, 11/25/2040 (a)	39	39
Series 2010-147, Class SA, IF, IO, 1.09%, 1/25/2041 (a)	1,145	139
Series 2011-20, Class MW, 5.00%, 3/25/2041	1,674	1,639
Series 2011-30, Class LS, IO, 1.56%, 4/25/2041 (a)	224	9
Series 2011-75, Class FA, 5.99%, 8/25/2041 (a)	31	31
Series 2011-118, Class LB, 7.00%, 11/25/2041	349	364
Series 2011-118, Class MT, 7.00%, 11/25/2041	590	613
Series 2011-118, Class NT, 7.00%, 11/25/2041	548	573
Series 2013-2, Class LZ, 3.00%, 2/25/2043	33	25
Series 2013-4, Class AJ, 3.50%, 2/25/2043	1,090	996
Series 2013-92, PO, 9/25/2043	760	568
Series 2013-101, Class DO, PO, 10/25/2043	864	631
Series 2024-6, Class AL, 2.00%, 3/25/2044	13,199	9,631
Series 2018-11, Class LA, 3.50%, 7/25/2045	1,270	1,217
Series 2018-63, Class DA, 3.50%, 9/25/2048	569	514
Series 2018-68, Class DZ, 4.00%, 9/25/2048	1,126	1,026
Series 2019-20, Class H, 3.50%, 5/25/2049	1,588	1,422
Series 2019-32, Class SD, IF, IO, 0.61%, 6/25/2049 (a)	8,124	768
Series 2010-103, Class SB, IF, IO, 0.66%, 11/25/2049 (a)	351	27
Series 2020-11, Class JW, 3.00%, 3/25/2050	3,056	2,285
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-36, Class SH, IF, IO, 0.61%, 6/25/2050 (a)	11,768	1,366
Series 2020-45, Class KG, 2.00%, 7/25/2050	4,079	3,239
Series 2020-61, Class SB, IF, IO, 3.53%, 9/25/2050 (a)	7,457	199
Series 2011-2, Class WA, 5.84%, 2/25/2051 (a)	61	62
Series 2011-43, Class WA, 5.75%, 5/25/2051 (a)	70	72
Series 2011-58, Class WA, 5.50%, 7/25/2051 (a)	346	336
Series 2022-1, Class CZ, 3.00%, 12/25/2051	2,616	1,567
Series 2012-21, Class WA, 5.64%, 3/25/2052 (a)	505	515
FNMA, REMIC Trust Series 2001-W4, Class AF6, 5.11%, 1/25/2032 (d)	3	3
FNMA, REMIC Trust, Whole Loan
Series 2004-W4, Class A7, 5.50%, 6/25/2034	328	322
Series 2007-W2, Class 1A1, 5.76%, 3/25/2037 (a)	148	144
Series 2007-W3, Class 1A3, 6.75%, 4/25/2037	59	58
Series 2007-W7, Class 1A4, IF, 6.56%, 7/25/2037 (a)	8	9
Series 2001-W3, Class A, 4.85%, 9/25/2041 (a)	217	211
Series 2002-W10, IO, 0.89%, 8/25/2042 (a)	970	29
Series 2003-W4, Class 2A, 5.13%, 10/25/2042 (a)	16	16
Series 2003-W1, Class 1A1, 4.78%, 12/25/2042 (a)	115	108
Series 2003-W1, Class 2A, 5.28%, 12/25/2042 (a)	79	76
Series 2004-W11, Class 1A1, 6.00%, 5/25/2044	266	271
Series 2006-W3, Class 2A, 6.00%, 9/25/2046	79	80
Series 2006-W3, Class 1AF1, 5.68%, 10/25/2046 (a)	54	53
Series 2009-W1, Class A, 6.00%, 12/25/2049	323	329
FNMA, REMIC, Whole Loan
Series 2007-101, Class A2, 6.96%, 6/27/2036 (a)	139	139
Series 2007-54, Class FA, 5.84%, 6/25/2037 (a)	61	60
Series 2007-64, Class FB, 5.81%, 7/25/2037 (a)	114	113
Series 2007-106, Class A7, 6.03%, 10/25/2037 (a)	27	28
Series 2003-7, Class A1, 6.50%, 12/25/2042	135	137
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	247

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
FNMA, STRIPS
Series 300, Class 1, PO, 9/25/2024	—	—
Series 293, Class 1, PO, 12/25/2024	—	—
Series 285, Class 1, PO, 2/25/2027	—	—
Series 331, Class 13, IO, 7.00%, 11/25/2032	68	9
Series 345, Class 6, IO, 5.00%, 12/25/2033 (a)	30	4
Series 351, Class 7, IO, 5.00%, 4/25/2034 (a)	65	8
Series 356, Class 3, IO, 5.00%, 1/25/2035	83	11
Series 365, Class 8, IO, 5.50%, 5/25/2036	107	21
Series 373, Class 1, PO, 7/25/2036	674	568
Series 374, Class 5, IO, 5.50%, 8/25/2036	40	7
Series 393, Class 6, IO, 5.50%, 4/25/2037	17	2
Series 383, Class 32, IO, 6.00%, 1/25/2038	94	18
GMACM Mortgage Loan Trust Series 2005-AR3, Class 3A4, 3.85%, 6/19/2035 (a)	174	158
GNMA
Series 2001-35, Class SA, IF, IO, 2.81%, 8/16/2031 (a)	22	—
Series 2003-41, Class ID, IO, 5.50%, 5/20/2033	114	—
Series 2010-41, Class WA, 5.83%, 10/20/2033 (a)	391	397
Series 2003-112, Class SA, IF, IO, 1.11%, 12/16/2033 (a)	144	2
Series 2004-28, Class S, IF, 4.71%, 4/16/2034 (a)	34	36
Series 2004-46, Class AO, PO, 6/20/2034	51	44
Series 2010-103, Class WA, 5.67%, 8/20/2034 (a)	218	221
Series 2004-73, Class JL, IF, IO, 1.11%, 9/16/2034 (a)	500	37
Series 2004-71, Class ST, IF, 7.00%, 9/20/2034 (a)	11	11
Series 2004-90, Class SI, IF, IO, 0.67%, 10/20/2034 (a)	151	7
Series 2005-68, Class DP, IF, 3.34%, 6/17/2035 (a)	31	32
Series 2010-14, Class CO, PO, 8/20/2035	336	293
Series 2005-58, Class NI, IO, 5.50%, 8/20/2035 (a)	442	57
Series 2005-68, Class KI, IF, IO, 0.87%, 9/20/2035 (a)	279	22
Series 2005-72, Class AZ, 5.50%, 9/20/2035	237	239
Series 2005-85, IO, 5.50%, 11/16/2035	114	10
Series 2010-14, Class BO, PO, 11/20/2035	57	47
Series 2006-16, Class OP, PO, 3/20/2036	51	44
Series 2006-22, Class AO, PO, 5/20/2036	35	32
Series 2006-34, PO, 7/20/2036	28	26
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-59, Class SD, IF, IO, 1.27%, 10/20/2036 (a)	45	2
Series 2011-22, Class WA, 5.86%, 2/20/2037 (a)	629	642
Series 2007-57, PO, 3/20/2037	23	22
Series 2007-17, Class JO, PO, 4/16/2037	42	35
Series 2007-17, Class JI, IF, IO, 1.37%, 4/16/2037 (a)	305	24
Series 2010-129, Class AW, 5.89%, 4/20/2037 (a)	213	218
Series 2007-31, Class AO, PO, 5/16/2037	254	209
Series 2007-25, Class FN, 5.74%, 5/16/2037 (a)	36	36
Series 2007-28, Class BO, PO, 5/20/2037	7	6
Series 2007-26, Class SC, IF, IO, 0.77%, 5/20/2037 (a)	134	4
Series 2007-36, Class HO, PO, 6/16/2037	6	6
Series 2007-36, Class SE, IF, IO, 1.03%, 6/16/2037 (a)	127	3
Series 2007-36, Class SG, IF, IO, 1.04%, 6/20/2037 (a)	197	5
Series 2007-45, Class QA, IF, IO, 1.21%, 7/20/2037 (a)	61	3
Series 2007-40, Class SD, IF, IO, 1.32%, 7/20/2037 (a)	151	7
Series 2007-42, Class SB, IF, IO, 1.32%, 7/20/2037 (a)	148	6
Series 2007-53, Class SW, IF, 3.90%, 9/20/2037 (a)	18	19
Series 2009-79, Class OK, PO, 11/16/2037	91	79
Series 2007-74, Class SL, IF, IO, 1.10%, 11/16/2037 (a)	435	7
Series 2007-76, Class SA, IF, IO, 1.10%, 11/20/2037 (a)	122	3
Series 2007-79, Class SY, IF, IO, 1.12%, 12/20/2037 (a)	163	4
Series 2008-2, Class MS, IF, IO, 1.72%, 1/16/2038 (a)	88	7
Series 2008-1, PO, 1/20/2038	20	18
Series 2015-137, Class WA, 5.54%, 1/20/2038 (a)	182	184
Series 2008-13, Class PI, IO, 5.50%, 2/16/2038	253	22
Series 2008-10, Class S, IF, IO, 0.40%, 2/20/2038 (a)	67	1
Series 2009-106, Class ST, IF, IO, 0.57%, 2/20/2038 (a)	384	15
Series 2008-33, Class XS, IF, IO, 2.26%, 4/16/2038 (a)	71	5
SEE NOTES TO FINANCIAL STATEMENTS.

248	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2008-36, Class SH, IF, IO, 0.87%, 4/20/2038 (a)	146	—
Series 2012-52, Class WA, 6.19%, 4/20/2038 (a)	1,588	1,618
Series 2008-40, Class SA, IF, IO, 0.96%, 5/16/2038 (a)	515	28
Series 2008-55, Class SA, IF, IO, 0.77%, 6/20/2038 (a)	73	2
Series 2008-62, Class SA, IF, IO, 0.72%, 7/20/2038 (a)	418	4
Series 2008-71, Class SC, IF, IO, 0.57%, 8/20/2038 (a)	25	—
Series 2012-59, Class WA, 5.58%, 8/20/2038 (a)	302	304
Series 2009-25, Class SE, IF, IO, 2.17%, 9/20/2038 (a)	69	3
Series 2011-97, Class WA, 6.10%, 11/20/2038 (a)	561	573
Series 2008-93, Class AS, IF, IO, 0.27%, 12/20/2038 (a)	118	5
Series 2008-96, Class SL, IF, IO, 0.57%, 12/20/2038 (a)	85	2
Series 2008-95, Class DS, IF, IO, 1.87%, 12/20/2038 (a)	276	9
Series 2011-163, Class WA, 5.87%, 12/20/2038 (a)	677	686
Series 2009-6, Class SA, IF, IO, 0.66%, 2/16/2039 (a)	80	—
Series 2009-10, Class SA, IF, IO, 0.52%, 2/20/2039 (a)	149	7
Series 2009-12, Class IE, IO, 5.50%, 3/20/2039	460	24
Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	99	9
Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	119	10
Series 2009-33, Class CI, IO, 5.50%, 5/20/2039	34	3
Series 2009-33, Class TI, IO, 6.00%, 5/20/2039	80	9
Series 2009-43, Class SA, IF, IO, 0.52%, 6/20/2039 (a)	98	3
Series 2009-42, Class SC, IF, IO, 0.65%, 6/20/2039 (a)	183	11
Series 2009-64, Class SN, IF, IO, 0.66%, 7/16/2039 (a)	127	5
Series 2009-54, Class JZ, 5.50%, 7/20/2039	774	778
Series 2009-67, Class SA, IF, IO, 0.61%, 8/16/2039 (a)	134	8
Series 2009-72, Class SM, IF, IO, 0.81%, 8/16/2039 (a)	251	15
Series 2009-104, Class AB, 7.00%, 8/16/2039	32	32
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2009-106, Class AS, IF, IO, 0.96%, 11/16/2039 (a)	331	25
Series 2015-91, Class W, 5.27%, 5/20/2040 (a)	593	598
Series 2013-75, Class WA, 5.10%, 6/20/2040 (a)	289	289
Series 2011-137, Class WA, 5.60%, 7/20/2040 (a)	974	984
Series 2010-130, Class CP, 7.00%, 10/16/2040	189	198
Series 2010-157, Class OP, PO, 12/20/2040	479	398
Series 2020-187, Class WA, 3.76%, 7/16/2041 (a)	4,493	4,187
Series 2011-100, Class MY, 4.00%, 7/20/2041	837	798
Series 2012-24, Class WA, 5.56%, 7/20/2041 (a)	1,417	1,425
Series 2013-26, Class AK, 4.68%, 9/20/2041 (a)	629	621
Series 2014-188, Class W, 4.56%, 10/20/2041 (a)	639	628
Series 2012-141, Class WA, 4.51%, 11/16/2041 (a)	2,213	2,168
Series 2012-141, Class WC, 3.72%, 1/20/2042 (a)	1,113	1,034
Series 2012-141, Class WB, 4.03%, 9/16/2042 (a)	1,683	1,577
Series 2012-138, Class PT, 4.00%, 11/16/2042 (a)	1,804	1,697
Series 2013-54, Class WA, 4.91%, 11/20/2042 (a)	1,127	1,124
Series 2017-99, Class PT, 6.01%, 8/20/2044 (a)	675	686
Series 2021-103, Class WA, 4.26%, 6/20/2045 (a)	3,533	3,380
Series 2019-31, Class HC, 3.50%, 5/20/2046	1,691	1,601
Series 2018-160, Class PA, 3.50%, 7/20/2046	1,128	1,081
Series 2016-90, Class LI, IO, 4.00%, 7/20/2046	1,629	262
Series 2019-31, Class TS, IF, IO, 0.62%, 3/20/2049 (a)	16,038	1,135
Series 2019-111, IO, 5.00%, 4/20/2049	5,459	837
Series 2019-65, Class ST, IF, IO, 0.62%, 5/20/2049 (a)	7,650	611
Series 2020-133, Class IH, IO, 5.00%, 6/20/2049	3,462	382
Series 2019-112, Class GS, IF, IO, 0.64%, 9/20/2049 (a)	1,883	177
Series 2019-112, Class SG, IF, IO, 0.67%, 9/20/2049 (a)	2,619	200
Series 2023-43, Class B, 4.00%, 12/20/2049	17,445	16,152
Series 2020-47, Class AI, IO, 4.50%, 4/16/2050	5,210	1,104
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	249

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2020-85, Class IA, IO, 4.50%, 6/20/2050	19,622	2,980
Series 2020-95, Class HI, IO, 4.00%, 7/20/2050	9,528	1,627
Series 2020-97, Class AI, IO, 4.75%, 7/20/2050	10,308	1,861
Series 2020-97, Class IA, IO, 5.00%, 7/20/2050	13,674	2,388
Series 2020-122, Class HI, IO, 3.00%, 8/20/2050	20,396	3,221
Series 2020-112, Class GI, IO, 4.50%, 8/20/2050	10,494	2,291
Series 2022-64, Class ZY, 2.50%, 9/20/2050	4,316	2,923
Series 2020-133, Class EI, IO, 3.00%, 9/20/2050	16,252	2,521
Series 2020-134, Class IH, IO, 3.00%, 9/20/2050	22,463	3,591
Series 2020-149, Class SH, IF, IO, 3.06%, 10/20/2050 (a)	19,845	596
Series 2020-149, Class TS, IF, IO, 3.06%, 10/20/2050 (a)	17,808	410
Series 2021-16, Class JI, IO, 3.00%, 12/20/2050	22,514	3,609
Series 2020-189, Class JI, IO, 3.50%, 12/20/2050	12,845	2,074
Series 2021-15, Class EI, IO, 2.50%, 1/20/2051	19,224	2,106
Series 2021-27, Class TI, IO, 3.00%, 2/20/2051	13,972	2,196
Series 2021-69, Class CI, IO, 3.50%, 4/20/2051	10,004	1,646
Series 2021-226, Class ZH, 3.00%, 12/20/2051	1,223	745
Series 2023-55, Class MT, 4.50%, 4/20/2053	3,908	3,744
Series 2012-H24, Class FG, 5.59%, 4/20/2060 (a)	18	18
Series 2013-H03, Class FA, 5.59%, 8/20/2060 (a)	—	—
Series 2013-H05, Class FB, 5.84%, 2/20/2062 (a)	4	4
Series 2013-H07, Class MA, 6.01%, 4/20/2062 (a)	6	6
Series 2013-H02, Class HF, 5.76%, 11/20/2062 (a)	1	1
Series 2013-H01, Class JA, 5.78%, 1/20/2063 (a)	460	456
Series 2013-H04, Class SA, 5.88%, 2/20/2063 (a)	1,218	1,211
Series 2013-H08, Class BF, 5.86%, 3/20/2063 (a)	393	389
Series 2013-H07, Class HA, 5.87%, 3/20/2063 (a)	1,065	1,060
Series 2013-H09, Class HA, 1.65%, 4/20/2063	30	28
Series 2016-H11, Class FD, 4.87%, 5/20/2066 (a)	1,134	1,130
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-H13, Class FD, 5.26%, 5/20/2066 (a)	694	691
Series 2016-H13, Class FT, 6.04%, 5/20/2066 (a)	244	244
Series 2016-H26, Class FC, 6.46%, 12/20/2066 (a)	806	804
Series 2017-H05, Class FC, 6.21%, 2/20/2067 (a)	874	868
Series 2017-H08, Class XI, IO, 0.08%, 3/20/2067 (a)	3,485	136
Series 2017-H11, Class XI, IO, 0.34%, 5/20/2067 (a)	9,196	365
Series 2017-H14, Class XI, IO, 0.44%, 6/20/2067 (a)	4,141	136
Series 2017-H14, Class AI, IO, 0.84%, 6/20/2067 (a)	4,101	234
Series 2020-H11, Class GI, IO, 3.31%, 7/20/2067 (a)	2,740	80
Series 2017-H16, Class F, 5.50%, 8/20/2067 (a)	2,100	2,081
Series 2017-H17, Class FQ, 6.37%, 9/20/2067 (a)	2,913	2,898
Series 2017-H25, Class HI, IO, 2.10%, 10/20/2067 (a)	9,867	198
Series 2018-H04, Class FE, 5.38%, 2/20/2068 (a)	1,078	1,067
Series 2018-H18, Class AI, IO, 0.01%, 9/20/2068 (a)	48,681	3,220
Series 2019-H09, Class IB, IO, 1.78%, 4/20/2069 (a)	5,426	47
Series 2019-H14, Class IE, IO, 0.76%, 5/20/2069 (a)	13,820	97
Series 2019-H10, Class IB, IO, 2.06%, 5/20/2069 (a)	7,734	102
Series 2019-H12, Class JI, IO, 2.05%, 7/20/2069 (a)	8,108	124
Series 2019-H14, Class KI, IO, 2.28%, 7/20/2069 (a)	5,884	102
Series 2019-H15, Class IJ, IO, 2.27%, 8/20/2069 (a)	8,276	262
Series 2019-H18, Class CI, IO, 0.04%, 10/20/2069 (a)	21,008	1,018
Series 2019-H18, Class KI, IO, 2.39%, 11/20/2069 (a)	6,905	111
Series 2020-H02, Class DI, IO, 2.30%, 12/20/2069 (a)	9,529	216
Series 2020-H05, IO, 0.04%, 3/20/2070 (a)	20,703	1,005
Series 2020-H07, Class DI, IO, 0.01%, 4/20/2070 (a)	26,418	1,513
SEE NOTES TO FINANCIAL STATEMENTS.

250	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2020-H09, Class IE, IO, 0.03%, 5/20/2070 (a)	8,084	343
Series 2020-H17, Class IK, IO, 0.02%, 10/20/2070 (a)	40,395	2,380
Series 2020-H17, Class IJ, IO, 0.04%, 10/20/2070 (a)	9,962	474
Series 2021-H01, Class AI, IO, 0.02%, 11/20/2070 (a)	81,169	4,824
Series 2020-H22, Class IH, IO, 0.03%, 12/20/2070 (a)	11,067	558
Series 2020-H22, Class JI, IO, 0.03%, 12/20/2070 (a)	111,377	5,634
Series 2021-H01, Class DI, IO, 0.36%, 12/20/2070 (a)	25,799	1,884
Series 2021-H02, Class IJ, IO, 0.03%, 1/20/2071 (a)	115,345	5,656
Series 2021-H02, Class JI, IO, 0.59%, 1/20/2071 (a)	26,354	1,151
Series 2021-H02, Class IH, IO, 0.87%, 1/20/2071 (a)	17,763	861
Series 2021-H02, Class HI, IO, 1.04%, 1/20/2071 (a)	42,925	1,107
Series 2021-H05, Class IQ, IO, 0.01%, 2/20/2071 (a)	79,389	2,475
Series 2021-H03, Class IP, IO, 0.02%, 2/20/2071 (a)	38,578	1,690
Series 2021-H03, Class PI, IO, 0.02%, 2/20/2071 (a)	33,560	1,604
Series 2021-H03, Class IE, IO, 0.03%, 2/20/2071 (a)	8,342	309
Series 2021-H03, Class IN, IO, 0.55%, 2/20/2071 (a)	50,984	2,257
Series 2021-H03, Class TI, IO, 0.77%, 2/20/2071 (a)	35,318	1,439
Series 2021-H03, Class NI, IO, 0.86%, 2/20/2071 (a)	27,838	1,300
Series 2021-H05, Class QI, IO, 0.31%, 3/20/2071 (a)	114,387	2,601
Series 2021-H06, Class IA, IO, 0.54%, 3/20/2071 (a)	17,979	477
Series 2023-H06, Class EI, IO, 0.72%, 3/20/2071 (a)	41,000	1,195
Series 2021-H06, Class QI, IO, 0.23%, 4/20/2071 (a)	42,251	1,005
Series 2021-H06, IO, 0.75%, 4/20/2071 (a)	74,879	1,622
Series 2021-H14, Class IY, IO, 0.04%, 9/20/2071 (a)	73,124	1,749
Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051 ‡	484	458
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Grene 2023-Senior, 5.50%, 1/17/2061 ‡	3,239	3,199
Grene Energy Senio, 11.00%, 1/25/2026 ‡	163	139
GSMPS Mortgage Loan Trust
Series 2001-2, Class A, 7.50%, 6/19/2032 (a) (c)	154	142
Series 2004-4, Class 1AF, 5.84%, 6/25/2034 (a) (c)	83	72
Series 2005-RP2, Class 1AF, 5.79%, 3/25/2035 (a) (c)	153	139
Series 2005-RP3, Class 1AS, IO, 3.73%, 9/25/2035 (a) (c)	475	2
Series 2005-RP3, Class 1AF, 5.79%, 9/25/2035 (a) (c)	1,046	876
Series 2006-RP2, Class 1AS2, IF, IO, 0.57%, 4/25/2036 ‡ (a) (c)	897	41
GSR Mortgage Loan Trust
Series 2003-7F, Class 1A4, 5.25%, 6/25/2033	84	82
Series 2003-13, Class 1A1, 5.61%, 10/25/2033 (a)	21	20
Series 2004-3F, Class 3A8, 13.50%, 2/25/2034	4	4
Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	106	102
Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	119	118
Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	30	29
Series 2005-5F, Class 8A3, 5.50%, 6/25/2035 (a)	22	21
Series 2005-7F, Class 3A9, 6.00%, 9/25/2035	228	216
Series 2006-1F, Class 1AP, PO, 2/25/2036	46	26
Series 2006-1F, Class 2A4, 6.00%, 2/25/2036	1,165	556
Impac CMB Trust Series 2005-2, Class 2M1, 6.22%, 4/25/2035 (a)	21	19
Impac Secured Assets CMN Owner Trust Series 2001-8, Class A6, 6.44%, 1/25/2032	132	134
IndyMac INDX Mortgage Loan Trust Series 2006-AR3, Class 2A1A, 3.80%, 3/25/2036 (a)	66	47
JPMorgan Mortgage Trust
Series 2006-A2, Class 5A2, 6.09%, 11/25/2033 (a)	48	46
Series 2006-A2, Class 5A3, 6.09%, 11/25/2033 (a)	87	83
Series 2004-A3, Class 4A1, 5.63%, 7/25/2034 (a)	6	6
Series 2006-A3, Class 6A1, 4.70%, 8/25/2034 (a)	24	23
Series 2006-A2, Class 4A1, 5.59%, 8/25/2034 (a)	109	108
Series 2004-S1, Class 1A7, 5.00%, 9/25/2034	4	4
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	251

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2004-A4, Class 1A1, 5.96%, 9/25/2034 (a)	14	13
Series 2005-A1, Class 3A4, 5.11%, 2/25/2035 (a)	64	59
Series 2007-A1, Class 5A2, 5.53%, 7/25/2035 (a)	41	39
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 4.89%, 10/25/2066 (c) (d)	3,523	3,478
Lehman Mortgage Trust
Series 2006-2, Class 1A1, 5.79%, 4/25/2036 (a)	172	107
Series 2007-6, Class 1A8, 6.00%, 7/25/2037	29	26
Series 2008-2, Class 1A6, 6.00%, 3/25/2038	317	98
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1, 5.95%, 4/21/2034 (a)	31	29
Series 2004-3, Class 4A2, 4.03%, 4/25/2034 (a)	26	22
Series 2004-4, Class 2A1, 5.58%, 5/25/2034 (a)	14	13
Series 2004-13, Class 3A7, 5.38%, 11/21/2034 (a)	156	145
Series 2004-15, Class 3A1, 6.45%, 12/25/2034 (a)	27	25
MASTR Alternative Loan Trust
Series 2004-10, Class 1A1, 4.50%, 9/25/2019	1	1
Series 2003-4, Class 2A1, 6.25%, 6/25/2033	86	84
Series 2003-9, Class 8A1, 6.00%, 1/25/2034	26	23
Series 2004-1, Class 30, PO, 2/25/2034	32	21
Series 2004-3, Class 30, PO, 4/25/2034	63	44
Series 2004-3, Class 30X1, IO, 6.00%, 4/25/2034	29	4
Series 2004-3, Class 2A1, 6.25%, 4/25/2034	66	66
Series 2004-5, Class 30, PO, 6/25/2034	83	58
Series 2004-5, Class 30X1, IO, 6.00%, 6/25/2034	21	3
Series 2004-6, Class 30X1, IO, 5.50%, 7/25/2034	30	4
Series 2004-6, Class 7A1, 6.00%, 7/25/2034	310	294
Series 2004-7, Class 30, PO, 8/25/2034	18	13
Series 2004-7, Class AX1, IO, 5.50%, 8/25/2034	74	9
Series 2005-3, Class AX2, IO, 6.00%, 4/25/2035	612	95
MASTR Asset Securitization Trust
Series 2003-11, Class 15, PO, 12/25/2018 ‡	—	— (e)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-12, Class 6A1, 5.00%, 12/25/2033	36	34
Series 2004-P7, Class A6, 5.50%, 12/27/2033 (c)	34	28
Series 2004-1, Class 30, PO, 2/25/2034	5	3
Series 2004-3, PO, 3/25/2034	1	—
MASTR Reperforming Loan Trust Series 2005-2, Class 1A1F, 5.79%, 5/25/2035 (a) (c)	1,094	563
MASTR Resecuritization Trust Series 2005-PO, Class 3, PO, 5/28/2035 (c)	41	29
Merrill Lynch Mortgage Investors Trust
Series 2003-A, Class 2A2, 6.50%, 3/25/2028 (a)	22	21
Series 2003-E, Class A1, 6.06%, 10/25/2028 (a)	131	122
Series 2003-F, Class A1, 6.08%, 10/25/2028 (a)	140	130
Series 2004-D, Class A2, 6.40%, 9/25/2029 (a)	87	82
Series 2004-E, Class A2A, 6.60%, 11/25/2029 (a)	33	31
Series 2003-A5, Class 2A6, 5.82%, 8/25/2033 (a)	55	52
Series 2004-A4, Class A2, 4.93%, 8/25/2034 (a)	100	92
Series 2004-1, Class 2A1, 5.07%, 12/25/2034 (a)	75	69
Merrill Lynch Mortgage Investors Trust MLMI
Series 2003-A4, Class 2A, 6.24%, 7/25/2033 (a)	31	28
Series 2005-A1, Class 3A, 5.27%, 12/25/2034 (a)	13	13
Mill City Securities Ltd. (Cayman Islands) Series 2021-RS1, Class A1, 2.91%, 4/28/2066 (a) (c)	6,189	5,591
Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.64%, 4/25/2034 (a)	136	132
MortgageIT Trust Series 2005-5, Class A1, 5.96%, 12/25/2035 (a)	22	21
NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (a) (c)	156	135
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A5, 7.00%, 4/25/2033	23	23
Series 2003-A1, Class A1, 5.50%, 5/25/2033	4	4
Series 2003-A1, Class A2, 6.00%, 5/25/2033	9	9
Ocwen Loan Investment Trust
Series 2024-HB1, Class A, 3.00%, 2/25/2037 ‡ (c)	5,310	5,042
SEE NOTES TO FINANCIAL STATEMENTS.

252	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2024-HB1, Class M2, 3.00%, 2/25/2037 ‡ (c)	1,390	1,187
Pnmac jun26, 8.53%, 6/25/2026 ‡	7,500	7,500
Prime Mortgage Trust
Series 2004-CL1, Class 1A1, 6.00%, 2/25/2034	81	77
Series 2005-4, Class 2, PO, 10/25/2035	46	34
PRPM LLC
Series 2023-RCF2, Class A1, 4.00%, 11/25/2053 (c) (d)	3,159	2,995
Series 2024-RCF1, Class A1, 4.00%, 1/25/2054 (c) (d)	4,568	4,356
Series 2024-RPL1, Class A1, 4.20%, 12/25/2064 (a) (c)	10,000	9,546
RALI Trust
Series 2002-QS16, Class A3, IF, 5.26%, 10/25/2017 ‡ (a)	—	—
Series 2003-QS12, Class A2A, IF, IO, 2.16%, 6/25/2018 ‡ (a)	—	— (e)
Series 2003-QS12, Class A5, IO, 5.00%, 6/25/2018 ‡	—	— (e)
Series 2004-QA4, Class NB3, 6.70%, 9/25/2034 (a)	71	65
Series 2004-QA6, Class NB2, 4.37%, 12/26/2034 (a)	28	26
Series 2005-QA6, Class A32, 5.68%, 5/25/2035 (a)	472	269
Series 2005-QA10, Class A31, 5.15%, 9/25/2035 (a)	53	35
Series 2007-QS1, Class 1A1, 6.00%, 1/25/2037	97	73
Residential Asset Securitization Trust
Series 2003-A5, Class A1, 5.50%, 6/25/2033	82	79
Series 2004-IP2, Class 1A1, 5.93%, 12/25/2034 (a)	177	174
Series 2005-A16, Class AX, IO, 5.75%, 2/25/2036	453	88
Series 2006-A6, Class 2A13, 6.00%, 7/25/2036	164	87
RMF Buyout Issuance Trust Series 2020-HB1, Class M3, 4.75%, 10/25/2050 ‡ (a) (c)	3,300	2,824
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	11,764	10,721
Series 2017-4, Class M60C, 3.50%, 6/25/2057	16,173	14,705
Series 2017-4, Class MT, 3.50%, 6/25/2057	2,326	2,069
Series 2018-3, Class M55D, 4.00%, 8/25/2057 (a)	8,510	7,893
Series 2018-2, Class M55D, 4.00%, 11/25/2057	9,879	9,184
Series 2019-1, Class MT, 3.50%, 7/25/2058	2,375	2,096
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-1, Class M55D, 4.00%, 7/25/2058	2,837	2,633
Series 2019-3, Class M55D, 4.00%, 10/25/2058	3,415	3,158
Series 2019-4, Class M55D, 4.00%, 2/25/2059	2,257	2,095
Series 2020-1, Class MT, 2.50%, 8/25/2059	2,860	2,332
Series 2020-1, Class M55G, 3.00%, 8/25/2059	3,826	3,411
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	6,046	5,405
Series 2021-3, Class MBU, 2.50%, 3/25/2061	2,048	1,298
Series 2022-1, Class MBU, 3.25%, 11/25/2061	10,137	7,180
Series 2023-1, Class MT, 3.00%, 10/25/2062	14,514	12,147
Sequoia Mortgage Trust
Series 2003-1, Class 1A, 6.19%, 4/20/2033 (a)	108	101
Series 2004-8, Class A1, 6.13%, 9/20/2034 (a)	234	202
Series 2004-8, Class A2, 6.41%, 9/20/2034 (a)	205	186
Series 2004-9, Class A1, 6.11%, 10/20/2034 (a)	448	397
Series 2004-10, Class A1A, 6.05%, 11/20/2034 (a)	182	166
Structured Asset Mortgage Investments II Trust
Series 2004-AR5, Class 1A1, 6.09%, 10/19/2034 (a)	225	207
Series 2005-AR5, Class A3, 5.93%, 7/19/2035 (a)	429	392
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-34A, Class 3A3, 5.72%, 11/25/2033 (a)	37	37
Series 2003-37A, Class 2A, 5.79%, 12/25/2033 (a)	358	342
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1, 6.08%, 9/25/2043 (a)	17	15
Series 2004-1, Class II2A, 3.13%, 3/25/2044 (a)	11	10
Towd Point Mortgage Trust
Series 2017-FRE2, Class M6, 4.00%, 11/25/2047 (c) (d)	2,883	2,714
Series 2019-3, Class M2, 4.25%, 2/25/2059 (a) (c)	7,550	6,511
Series 2021-R1, Class A1, 2.92%, 11/30/2060 (a) (c)	16,540	13,928
Series 2021-R1, Class A2C, 3.31%, 11/30/2060 (c)	10,250	8,123
Two Harbors Msr Frn, 7.55%, 10/25/2024 ‡ (c)	8,000	7,960
Vendee Mortgage Trust
Series 1996-1, Class 1Z, 6.75%, 2/15/2026	46	47
Series 1996-2, Class 1Z, 6.75%, 6/15/2026	22	22
Series 1997-1, Class 2Z, 7.50%, 2/15/2027	54	55
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	253

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 1998-1, Class 2E, 7.00%, 3/15/2028	51	51
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-S1, Class A5, 5.50%, 4/25/2033	101	98
Series 2003-S3, Class 1A4, 5.50%, 6/25/2033	31	29
Series 2003-AR8, Class A, 5.55%, 8/25/2033 (a)	72	68
Series 2003-AR7, Class A7, 5.58%, 8/25/2033 (a)	98	89
Series 2003-AR9, Class 1A6, 5.66%, 9/25/2033 (a)	289	264
Series 2003-AR9, Class 2A, 5.88%, 9/25/2033 (a)	35	31
Series 2003-S9, Class P, PO, 10/25/2033	4	3
Series 2003-S9, Class A8, 5.25%, 10/25/2033	214	205
Series 2003-AR11, Class A6, 5.86%, 10/25/2033 (a)	195	178
Series 2004-AR3, Class A1, 4.56%, 6/25/2034 (a)	16	15
Series 2004-AR3, Class A2, 4.56%, 6/25/2034 (a)	111	99
Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	248	241
Series 2006-AR10, Class 2P, 4.18%, 9/25/2036 (a)	27	24
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-1, Class 1A1, 5.50%, 3/25/2035	28	25
Series 2005-2, Class 1A4, IF, IO, 4.59%, 4/25/2035 (a)	1,558	42
Series 2005-4, Class CB7, 5.50%, 6/25/2035	196	166
Series 2005-6, Class 2A4, 5.50%, 8/25/2035	139	116
Series 2005-11, Class A4, IF, IO, 4.49%, 1/25/2036 (a)	2,442	65
Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2004-RA2, Class 2A, 7.00%, 7/25/2033	118	118
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-U, Class A1, 5.92%, 10/25/2034 (a)	169	159
Series 2007-7, Class A7, 6.00%, 6/25/2037	74	65
Total Collateralized Mortgage Obligations (Cost $569,648)		503,490
Commercial Mortgage-Backed Securities — 8.5%
Acrc Series TL-2021A3.75%, 11/15/2026 ‡ (c)	10,000	9,065
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class C, 3.60%, 4/14/2033 (a) (c)	4,461	4,251
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2014-520M, Class C, 4.21%, 8/15/2046 (a) (c)	2,500	1,531
BAMLL Re-REMIC Trust Series 2014-FRR8, Class A, 1.90%, 11/26/2047 (a) (c)	8,915	8,567
Banc of America Re-Remic Trust
Series 2024-FRR1, Class B, 0.00%, 4/27/2049 ‡ (c)	14,257	8,446
Series 2024-FRR1, Class A, 2.14%, 4/27/2049 ‡ (a) (c)	9,647	7,049
BB-UBS Trust
Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (c)	8,950	8,625
Series 2012-SHOW, Class B, 3.88%, 11/5/2036 (c)	500	468
Series 2012-SHOW, Class E, 4.03%, 11/5/2036 (a) (c)	3,575	3,148
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (c)	5,000	4,637
Cascade Funding Mortgage Trust Series 2021-FRR1, Class BK45, 2.05%, 2/28/2025 (a) (c)	10,000	9,399
CCH II Series 2021-1 A, Class A, 5.13%, 12/23/2026 ‡ (c)	8,882	8,260
Commercial Mortgage Trust
Series 2020-SBX, Class D, 2.32%, 1/10/2038 (a) (c)	4,000	3,342
Series 2013-CR9, Class XB, IO, 0.91%, 7/10/2045 (a) (c)	33,500	30
CSMC OA LLC
Series 2014-USA, Class A2, 3.95%, 9/15/2037 (c)	11,600	10,208
Series 2014-USA, Class B, 4.18%, 9/15/2037 (c)	6,320	5,451
Series 2014-USA, Class D, 4.37%, 9/15/2037 (c)	1,700	1,091
DBWF Mortgage Trust Series 2015-LCM, Class A1, 3.00%, 6/10/2034 (c)	490	464
FHLMC Series 2021-P008, Class A1, 1.73%, 1/25/2033 (a)	15,816	12,514
FHLMC Multi-Family ML Certificates Series 2021-ML09, Class XUS, IO, 1.49%, 2/25/2040 (a) (c)	55,869	6,642
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN1, Class M1, 7.32%, 1/25/2051 (a) (c)	4,684	4,579
FHLMC, Multi-Family Structured Pass-Through Certificates
Series Q013, Class XPT1, IO, 1.66%, 5/25/2025 (a)	36,735	542
SEE NOTES TO FINANCIAL STATEMENTS.

254	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series Q013, Class XPT2, IO, 1.81%, 5/25/2027 (a)	43,966	1,192
Series K740, Class XAM, IO, 1.11%, 10/25/2027 (a)	33,000	1,126
Series K077, Class AM, 3.85%, 5/25/2028 (a)	4,025	3,885
Series KL06, Class XFX, IO, 1.36%, 12/25/2029 (a)	63,828	3,369
Series K128, Class XAM, IO, 0.73%, 3/25/2031 (a)	26,300	1,135
Series K137, Class AM, 1.98%, 12/25/2031 (a)	12,500	10,241
Series K-1518, Class X1, IO, 0.86%, 10/25/2035 (a)	106,994	7,038
Series K-1520, Class X1, IO, 0.47%, 2/25/2036 (a)	97,928	3,703
FNMA ACES
Series 2015-M7, Class A2, 2.59%, 12/25/2024	713	697
Series 2015-M2, Class A3, 3.02%, 12/25/2024 (a)	1,374	1,348
Series 2017-M3, Class A2, 2.47%, 12/25/2026 (a)	1,399	1,315
Series 2018-M7, Class A2, 3.03%, 3/25/2028 (a)	3,969	3,736
Series 2020-M39, Class 1A1, 0.75%, 9/25/2028	3,874	3,541
Series 2019-M1, Class A2, 3.55%, 9/25/2028 (a)	4,009	3,829
Series 2020-M38, Class 2A1, 1.59%, 11/25/2028	789	702
Series 2020-M38, Class X2, IO, 1.98%, 11/25/2028 (a)	5,086	304
Series 2020-M11, IO, 1.77%, 1/25/2029 (a)	69,753	4,634
Series 2018-M3, Class A2, 3.07%, 2/25/2030 (a)	1,035	953
Series 2020-M39, Class X1, IO, 1.95%, 7/25/2030 (a)	44,058	3,147
Series 2020-M50, Class A2, 1.20%, 10/25/2030	117	105
Series 2020-M50, Class X1, IO, 1.82%, 10/25/2030 (a)	1,717	102
Series 2020-M49, Class 1A1, 1.26%, 11/25/2030 (a)	2,396	2,135
Series 2021-M4, Class A1, 0.96%, 2/25/2031	12,882	11,592
Series 2022-M1G, Class A2, 1.53%, 9/25/2031 (a)	23,600	18,972
Series 2021-M2S, Class A2, 1.81%, 10/25/2031 (a)	1,041	849
Series 2022-M3, Class A2, 1.71%, 11/25/2031 (a)	18,900	15,177
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022-M8, Class A1, 1.94%, 12/25/2031 (a)	645	579
Series 2022-M8, Class A2, 1.94%, 12/25/2031 (a)	3,370	2,737
Series 2022-M10, Class A2, 1.94%, 1/25/2032 (a)	26,000	21,168
Series 2022-M1S, Class A2, 2.08%, 4/25/2032 (a)	22,730	18,654
Series 2022-M2S, Class A1, 3.75%, 5/25/2032 (a)	2,911	2,780
Series 2022-M13, Class A2, 2.59%, 6/25/2032 (a)	15,000	12,816
Series 2023-M4, Class A1, 3.77%, 6/25/2032 (a)	5,317	5,111
Series 2023-M8, Class A1, 4.47%, 11/25/2032 (a)	5,283	5,210
Series 2021-M6, Class A1, 1.49%, 3/25/2033 (a)	3,859	3,551
Series 2023-M8, Class A2, 4.47%, 3/25/2033 (a)	6,345	6,222
Series 2024-M2, Class A1, 4.62%, 4/25/2033 (a)	14,900	14,792
Series 2021-M12, Class 2A2, 2.13%, 5/25/2033 (a)	5,000	4,021
Series 2024-M2, Class A2, 3.75%, 8/25/2033	5,000	4,593
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	671	652
Series 2021-M3, Class X1, IO, 1.92%, 11/25/2033 (a)	12,425	993
Series 2019-M10, Class X, IO, 0.59%, 5/25/2049 (a)	52,561	1,794
FREMF Mortgage Trust
Series 2018-KBX1, Class B, 3.61%, 1/25/2026 (a) (c)	2,400	2,111
Series 2019-K736, Class B, 3.76%, 7/25/2026 (a) (c)	6,500	6,205
Series 2015-K44, Class C, 3.72%, 1/25/2048 (a) (c)	4,095	3,993
Series 2016-K54, Class C, 4.05%, 4/25/2048 (a) (c)	3,691	3,552
Series 2015-K48, Class C, 3.65%, 8/25/2048 (a) (c)	6,175	5,975
Series 2015-K49, Class C, 3.72%, 10/25/2048 (a) (c)	3,000	2,897
Series 2015-K51, Class B, 3.95%, 10/25/2048 (a) (c)	1,000	972
Series 2016-K56, Class B, 3.95%, 6/25/2049 (a) (c)	1,600	1,542
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	255

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2017-K69, Class C, 3.73%, 10/25/2049 (a) (c)	2,765	2,573
Series 2016-K59, Class B, 3.58%, 11/25/2049 (a) (c)	1,902	1,808
Series 2017-K65, Class C, 4.08%, 7/25/2050 (a) (c)	3,662	3,472
Series 2017-K71, Class B, 3.75%, 11/25/2050 (a) (c)	1,240	1,165
Series 2018-K73, Class B, 3.85%, 2/25/2051 (a) (c)	1,150	1,079
Series 2018-K78, Class B, 4.13%, 6/25/2051 (a) (c)	3,284	3,102
Series 2018-K81, Class B, 4.17%, 9/25/2051 (a) (c)	2,000	1,889
Series 2020-K737, Class B, 3.30%, 1/25/2053 (a) (c)	4,832	4,551
Series 2020-K737, Class C, 3.30%, 1/25/2053 (a) (c)	5,000	4,671
GAM Re-REMIC Trust Series 2021-FRR1, Class 2A, PO, 11/29/2050 ‡ (c)	3,300	2,481
GNMA
Series 2017-76, Class B, 2.60%, 12/16/2056	5,467	4,007
Series 2021-211, Class AC, 1.30%, 1/16/2063	3,814	2,761
Hudson Yards Mortgage Trust Series 2019-30HY, Class A, 3.23%, 7/10/2039 (c)	4,180	3,727
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 2/15/2036 (c)	2,686	2,396
MHC Commercial Mortgage Trust Series 2021-MHC, Class E, 7.53%, 4/15/2038 (a) (c)	2,013	1,996
MRCD MARK Mortgage Trust
Series 2019-PARK, Class A, 2.72%, 12/15/2036 (c)	5,000	4,363
Series 2019-PARK, Class E, 2.72%, 12/15/2036 (c)	7,000	3,920
Multi-Family Connecticut Avenue Securities Trust Series 2023-01, Class M7, 9.32%, 11/25/2053 (a) (c)	7,990	8,141
P4 SFR Series 2019-STl A7.25%, 10/11/2026 ‡	3,200	3,040
RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 3/11/2031 (c)	2,055	1,942
SLG Office Trust
Series 2021-OVA, Class A, 2.59%, 7/15/2041 (c)	6,500	5,329
Series 2021-OVA, Class E, 2.85%, 7/15/2041 (c)	7,000	5,235
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (c)	96	88
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wachovia Bank Commercial Mortgage Trust Series 2006-C24, Class XC, IO, 0.00%, 3/15/2045 (a) (c)	358	—
Wells Fargo Commercial Mortgage Trust Series 2021-SAVE, Class A, 6.58%, 2/15/2040 (a) (c)	2,889	2,871
WFRBS Commercial Mortgage Trust Series 2013-C11, Class D, 4.06%, 3/15/2045 (a) (c)	750	600
Total Commercial Mortgage-Backed Securities (Cost $463,178)		433,263
U.S. Treasury Obligations — 5.1%
U.S. Treasury Bonds
1.13%, 5/15/2040	73,000	45,046
3.88%, 8/15/2040	8,000	7,483
2.38%, 2/15/2042	107,500	78,996
3.38%, 8/15/2042	10,000	8,552
3.88%, 2/15/2043	8,000	7,324
3.63%, 8/15/2043	25,000	22,039
2.25%, 2/15/2052	25,000	16,354
3.63%, 2/15/2053	17,000	14,863
U.S. Treasury Notes
4.38%, 11/30/2028	50,000	50,211
2.88%, 5/15/2032 (f)	9,000	8,134
U.S. Treasury STRIPS Bonds 8.44%, 11/15/2030 (g)	150	112
Total U.S. Treasury Obligations (Cost $296,843)		259,114
	SHARES (000)
Short-Term Investments — 12.1%
Investment Companies — 12.1%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.35% (h) (i) (Cost $622,237)	621,931	622,242
Total Investments — 106.8% (Cost $5,862,359)		5,467,130
Liabilities in Excess of Other Assets — (6.8)%		(345,756)
NET ASSETS — 100.0%		5,121,374

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

256	J.P. Morgan Income Funds	February 29, 2024

Abbreviations
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 29, 2024.
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 29, 2024. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

‡	Value determined using significant unobservable inputs.
(a)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and
prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2024.

(b)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future
contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 29, 2024.

(e)	Value is zero.
(f)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(g)	The rate shown is the effective yield as of February 29, 2024.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 29, 2024.
Futures contracts outstanding as of February 29, 2024 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	686	06/18/2024	USD	75,803	276
U.S. Treasury 10 Year Ultra Note	301	06/18/2024	USD	34,385	218
U.S. Treasury 5 Year Note	1,760	06/28/2024	USD	188,334	524
					1,018

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	257

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 30.0%
Automobiles — 0.4%
General Motors Co. 6.13%, 10/1/2025	9,000	9,073
Hyundai Capital America
1.80%, 10/15/2025 (a)	8,440	7,955
1.30%, 1/8/2026 (a)	5,075	4,704
3.00%, 2/10/2027 (a)	5,806	5,448
Mercedes-Benz Finance North America LLC (Germany) 2.70%, 6/14/2024 (a)	6,150	6,101
		33,281
Banks — 17.6%
ABN AMRO Bank NV (Netherlands) 4.75%, 7/28/2025 (a)	9,191	9,017
AIB Group plc (Ireland)
(3-MONTH SOFR + 1.87%), 4.26%, 4/10/2025 (a) (b)	14,465	14,430
(SOFR + 2.33%), 6.61%, 9/13/2029 (a) (b)	14,120	14,651
ASB Bank Ltd. (New Zealand) 5.35%, 6/15/2026 (a)	17,260	17,253
Banco Bilbao Vizcaya Argentaria SA (Spain) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 5.86%, 9/14/2026 (b)	24,200	24,187
Banco Santander SA (Spain)
2.75%, 5/28/2025	4,400	4,246
5.15%, 8/18/2025	8,400	8,338
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (b)	5,000	4,524
6.61%, 11/7/2028	8,200	8,616
Bank of America Corp.
(SOFR + 0.91%), 0.98%, 9/25/2025 (b)	15,110	14,711
(3-MONTH CME TERM SOFR + 1.13%), 2.46%, 10/22/2025 (b)	11,710	11,464
(SOFR + 1.15%), 1.32%, 6/19/2026 (b)	14,105	13,351
(SOFR + 1.29%), 5.08%, 1/20/2027 (b)	35,240	35,017
(3-MONTH CME TERM SOFR + 1.77%), 3.71%, 4/24/2028 (b)	6,558	6,252
(SOFR + 1.63%), 5.20%, 4/25/2029 (b)	25,545	25,407
Bank of Ireland Group plc (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (a) (b)	11,690	11,752
Bank of Montreal (Canada)
5.30%, 6/5/2026	20,025	20,076
5.27%, 12/11/2026	10,410	10,436
Bank of New Zealand (New Zealand)
4.85%, 2/7/2028 (a)	15,120	14,960
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
5.08%, 1/30/2029 (a)	8,570	8,528
Bank of Nova Scotia (The) (Canada)
4.75%, 2/2/2026	21,890	21,717
5.35%, 12/7/2026	16,400	16,460
Banque Federative du Credit Mutuel SA (France)
4.94%, 1/26/2026 (a)	19,910	19,766
5.90%, 7/13/2026 (a)	13,540	13,716
5.09%, 1/23/2027 (a)	11,975	11,953
Barclays plc (United Kingdom) (3-MONTH SOFR + 1.61%), 3.93%, 5/7/2025 (b)	12,500	12,452
BNP Paribas SA (France)
(SOFR + 2.07%), 2.22%, 6/9/2026 (a) (b)	17,100	16,370
(SOFR + 1.00%), 1.32%, 1/13/2027 (a) (b)	9,670	8,943
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.50%), 5.34%, 6/12/2029 (a) (b)	12,000	11,994
(SOFR + 1.59%), 5.50%, 5/20/2030 (a) (b)	13,370	13,310
BPCE SA (France)
4.63%, 7/11/2024 (a)	10,774	10,695
5.15%, 7/21/2024 (a)	15,685	15,614
(SOFR + 1.52%), 1.65%, 10/6/2026 (a) (b)	16,801	15,706
(SOFR + 2.10%), 5.98%, 1/18/2027 (a) (b)	10,480	10,489
(SOFR + 2.27%), 6.71%, 10/19/2029 (a) (b)	10,000	10,381
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.96%), 5.72%, 1/18/2030 (a) (b)	9,825	9,783
CaixaBank SA (Spain) (SOFR + 2.08%), 6.68%, 9/13/2027 (a) (b)	18,495	18,853
Canadian Imperial Bank of Commerce (Canada) 5.00%, 4/28/2028	17,230	17,168
Citibank NA 5.49%, 12/4/2026	12,135	12,236
Citigroup, Inc.
(3-MONTH CME TERM SOFR + 1.16%), 3.35%, 4/24/2025 (b)	45,000	44,829
(SOFR + 2.84%), 3.11%, 4/8/2026 (b)	8,525	8,297
(SOFR + 1.55%), 5.61%, 9/29/2026 (b)	23,415	23,445
(SOFR + 0.77%), 1.12%, 1/28/2027 (b)	13,725	12,649
(SOFR + 1.36%), 5.17%, 2/13/2030 (b)	18,585	18,395
Cooperatieve Rabobank UA (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.00%, 9/24/2026 (a) (b)	10,550	9,831
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.40%), 5.56%, 2/28/2029 (a) (b)	27,085	27,179
SEE NOTES TO FINANCIAL STATEMENTS.

258	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Credit Agricole SA (France)
4.38%, 3/17/2025 (a)	29,887	29,375
(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (b)	12,090	11,519
(SOFR + 1.86%), 6.32%, 10/3/2029 (a) (b)	8,895	9,167
(SOFR + 1.69%), 5.34%, 1/10/2030 (a) (b)	14,830	14,711
Danske Bank A/S (Denmark)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.98%, 9/10/2025 (a) (b)	18,460	17,976
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.40%), 5.71%, 3/1/2030 (a) (b)	7,155	7,170
DNB Bank ASA (Norway)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.13%, 9/16/2026 (a) (b)	14,945	13,941
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.61%, 3/30/2028 (a) (b)	20,942	18,643
Federation des Caisses Desjardins du Quebec (Canada)
2.05%, 2/10/2025 (a)	2,378	2,305
4.40%, 8/23/2025 (a)	2,052	2,023
(SOFRINDX + 1.09%), 5.28%, 1/23/2026 (a) (b)	25,970	25,825
5.25%, 4/26/2029 (a)	15,410	15,271
HSBC Holdings plc (United Kingdom)
(SOFR + 0.71%), 0.98%, 5/24/2025 (b)	7,325	7,242
(SOFR + 1.43%), 3.00%, 3/10/2026 (b)	10,650	10,352
(SOFR + 1.54%), 1.65%, 4/18/2026 (b)	15,272	14,576
(SOFR + 1.93%), 2.10%, 6/4/2026 (b)	11,950	11,433
(SOFR + 1.29%), 1.59%, 5/24/2027 (b)	10,848	9,932
(SOFR + 1.57%), 5.89%, 8/14/2027 (b)	15,380	15,482
KBC Group NV (Belgium) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 5.80%, 1/19/2029 (a) (b)	5,645	5,679
Lloyds Banking Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 4.72%, 8/11/2026 (b)	21,380	21,093
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.48%), 5.99%, 8/7/2027 (b)	16,745	16,862
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.70%), 5.87%, 3/6/2029 (b)	13,210	13,336
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Mitsubishi UFJ Financial Group, Inc. (Japan)
1.41%, 7/17/2025	5,310	5,029
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.95%, 7/19/2025 (b)	12,160	11,937
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (b)	18,070	16,513
NatWest Group plc (United Kingdom)
4.80%, 4/5/2026	13,000	12,839
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.85%), 7.47%, 11/10/2026 (b)	2,770	2,846
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 5.85%, 3/2/2027 (b)	16,754	16,823
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 5.58%, 3/1/2028 (b)	10,695	10,704
Nordea Bank Abp (Finland) 4.75%, 9/22/2025 (a)	19,165	19,031
Santander UK Group Holdings plc (United Kingdom)
(SOFR + 0.79%), 1.09%, 3/15/2025 (b)	15,360	15,335
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (b)	5,660	5,305
(SOFR + 2.75%), 6.83%, 11/21/2026 (b)	10,560	10,721
Skandinaviska Enskilda Banken AB (Sweden) 5.38%, 3/5/2029 (a)	15,980	15,923
Societe Generale SA (France)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.23%, 1/21/2026 (a) (b)	13,440	12,989
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 6.45%, 1/12/2027 (a) (b)	31,760	32,025
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (a) (b)	2,059	1,875
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 5.63%, 1/19/2030 (a) (b)	22,960	22,626
Standard Chartered plc (United Kingdom) (3-MONTH SOFR + 1.56%), 3.79%, 5/21/2025 (a) (b)	8,000	7,959
Sumitomo Mitsui Financial Group, Inc. (Japan) 1.47%, 7/8/2025	20,905	19,867
Sumitomo Mitsui Trust Bank Ltd. (Japan) 5.65%, 3/9/2026 (a)	7,590	7,641
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	259

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Toronto-Dominion Bank (The) (Canada) 5.53%, 7/17/2026	17,645	17,799
Wells Fargo & Co.
(3-MONTH CME TERM SOFR + 1.09%), 2.41%, 10/30/2025 (b)	600	587
(SOFR + 1.51%), 3.53%, 3/24/2028 (b)	14,645	13,885
(SOFR + 1.98%), 4.81%, 7/25/2028 (b)	14,025	13,774
(SOFR + 1.74%), 5.57%, 7/25/2029 (b)	16,450	16,558
(SOFR + 1.79%), 6.30%, 10/23/2029 (b)	7,920	8,209
(SOFR + 1.50%), 5.20%, 1/23/2030 (b)	12,550	12,442
Westpac New Zealand Ltd. (New Zealand)
5.13%, 2/26/2027 (a)	10,695	10,683
4.90%, 2/15/2028 (a)	8,935	8,836
		1,334,121
Beverages — 0.2%
Constellation Brands, Inc. 5.00%, 2/2/2026	13,160	13,076
Biotechnology — 0.1%
AbbVie, Inc. 2.60%, 11/21/2024	5,500	5,386
Capital Markets — 4.6%
Credit Suisse AG (Switzerland)
5.00%, 7/9/2027	6,725	6,663
7.50%, 2/15/2028	1,030	1,109
Deutsche Bank AG (Germany)
(SOFR + 1.13%), 1.45%, 4/1/2025 (b)	5,000	4,981
(SOFR + 1.87%), 2.13%, 11/24/2026 (b)	8,703	8,156
(SOFR + 1.22%), 2.31%, 11/16/2027 (b)	4,997	4,540
(SOFR + 1.59%), 5.71%, 2/8/2028 (b)	6,000	5,958
(SOFR + 2.51%), 6.82%, 11/20/2029 (b)	22,395	23,160
Goldman Sachs Group, Inc. (The)
(SOFR + 1.08%), 5.80%, 8/10/2026 (b)	28,070	28,225
(SOFR + 0.79%), 1.09%, 12/9/2026 (b)	13,850	12,830
(SOFR + 1.51%), 4.39%, 6/15/2027 (b)	8,685	8,525
(SOFR + 1.77%), 6.48%, 10/24/2029 (b)	13,300	13,935
Macquarie Group Ltd. (Australia) (SOFR + 1.07%), 1.34%, 1/12/2027 (a) (b)	15,754	14,538
Morgan Stanley
(SOFR + 0.51%), 5.85%, 1/22/2025 (b)	46,955	46,996
(SOFR + 0.72%), 0.99%, 12/10/2026 (b)	18,126	16,724
(SOFR + 2.24%), 6.30%, 10/18/2028 (b)	20,930	21,635
(SOFR + 1.73%), 5.12%, 2/1/2029 (b)	10,610	10,540
(SOFR + 1.63%), 5.45%, 7/20/2029 (b)	3,690	3,704
(SOFR + 1.45%), 5.17%, 1/16/2030 (b)	11,475	11,403
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
Nomura Holdings, Inc. (Japan)
1.85%, 7/16/2025	8,625	8,191
1.65%, 7/14/2026	20,765	19,006
State Street Corp. (SOFR + 1.48%), 5.68%, 11/21/2029 (b)	16,125	16,474
UBS Group AG (Switzerland)
3.75%, 3/26/2025	2,555	2,502
(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (b)	30,000	29,485
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 5.71%, 1/12/2027 (a) (b)	8,594	8,591
(SOFR + 3.70%), 6.44%, 8/11/2028 (a) (b)	5,038	5,178
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.52%), 5.43%, 2/8/2030 (a) (b)	15,090	14,989
		348,038
Chemicals — 0.1%
International Flavors & Fragrances, Inc. 1.23%, 10/1/2025 (a)	4,910	4,576
Commercial Services & Supplies — 0.3%
Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (a)	21,754	21,659
Construction & Engineering — 0.2%
Quanta Services, Inc. 0.95%, 10/1/2024	16,200	15,742
Consumer Finance — 1.7%
AerCap Ireland Capital DAC (Ireland)
1.65%, 10/29/2024	5,830	5,672
6.50%, 7/15/2025	12,660	12,779
4.45%, 10/1/2025	4,295	4,212
6.45%, 4/15/2027 (a)	14,854	15,204
5.10%, 1/19/2029	13,020	12,798
American Express Co. (SOFR + 1.00%), 4.99%, 5/1/2026 (b)	11,195	11,129
Avolon Holdings Funding Ltd. (Ireland)
3.95%, 7/1/2024 (a)	8,000	7,925
5.50%, 1/15/2026 (a)	16,775	16,494
5.75%, 3/1/2029 (a)	22,610	22,284
Capital One Financial Corp.
(SOFR + 2.08%), 5.47%, 2/1/2029 (b)	10,450	10,392
(SOFR + 1.91%), 5.70%, 2/1/2030 (b)	13,230	13,260
		132,149
Electric Utilities — 0.9%
Alliant Energy Finance LLC 1.40%, 3/15/2026 (a)	4,640	4,227
SEE NOTES TO FINANCIAL STATEMENTS.

260	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
American Electric Power Co., Inc. 2.03%, 3/15/2024	9,670	9,658
Entergy Corp. 0.90%, 9/15/2025	2,915	2,725
NextEra Energy Capital Holdings, Inc. 5.75%, 9/1/2025	7,435	7,475
Pacific Gas and Electric Co. 5.55%, 5/15/2029	13,235	13,262
Southern California Edison Co. 5.30%, 3/1/2028	14,885	15,026
Virginia Power Fuel Securitization LLC Series A-1, 5.09%, 5/1/2027	4,085	4,070
Vistra Operations Co. LLC 3.55%, 7/15/2024 (a)	12,000	11,892
		68,335
Financial Services — 0.5%
Global Payments, Inc. 4.95%, 8/15/2027	12,305	12,192
Nationwide Building Society (United Kingdom)
(SOFR + 1.91%), 6.56%, 10/18/2027 (a) (b)	17,115	17,520
(SOFR + 1.29%), 2.97%, 2/16/2028 (a) (b)	5,000	4,626
		34,338
Ground Transportation — 0.2%
Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (a)	9,600	8,917
Triton Container International Ltd. (Bermuda) 1.15%, 6/7/2024 (a)	3,135	3,082
		11,999
Health Care Providers & Services — 0.2%
McKesson Corp. 5.25%, 2/15/2026	17,250	17,250
Independent Power and Renewable Electricity Producers — 0.2%
Constellation Energy Generation LLC
3.25%, 6/1/2025	4,675	4,541
5.60%, 3/1/2028	10,415	10,553
		15,094
Insurance — 1.3%
Athene Global Funding
2.75%, 6/25/2024 (a)	2,970	2,939
0.91%, 8/19/2024 (a)	29,420	28,695
2.50%, 1/14/2025 (a)	3,165	3,072
Equitable Financial Life Global Funding 1.00%, 1/9/2026 (a)	13,395	12,310
F&G Global Funding 1.75%, 6/30/2026 (a)	11,240	10,148
Jackson National Life Global Funding 3.88%, 6/11/2025 (a)	10,000	9,727
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued
Metropolitan Life Global Funding I 4.85%, 1/8/2029 (a)	13,780	13,597
Protective Life Global Funding 5.21%, 4/14/2026 (a)	17,325	17,279
		97,767
Multi-Utilities — 0.4%
DTE Energy Co. 5.10%, 3/1/2029	20,225	20,054
NiSource, Inc. 0.95%, 8/15/2025	7,710	7,233
WEC Energy Group, Inc. 5.00%, 9/27/2025	5,625	5,594
		32,881
Oil, Gas & Consumable Fuels — 0.4%
Energy Transfer LP 5.63%, 5/1/2027 (a)	16,335	16,189
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (a)	12,825	12,201
		28,390
Semiconductors & Semiconductor Equipment — 0.1%
Microchip Technology, Inc. 4.25%, 9/1/2025	7,850	7,703
Software — 0.1%
VMware LLC 1.00%, 8/15/2024	11,550	11,301
Trading Companies & Distributors — 0.3%
Air Lease Corp.
4.25%, 9/15/2024	2,500	2,478
1.88%, 8/15/2026	19,605	18,003
		20,481
Wireless Telecommunication Services — 0.2%
T-Mobile USA, Inc. 3.38%, 4/15/2029	17,770	16,292
Total Corporate Bonds (Cost $2,302,747)		2,269,859
Asset-Backed Securities — 21.6%
ACC Trust
Series 2021-1, Class C, 2.08%, 12/20/2024 (a)	745	742
Series 2022-1, Class B, 2.55%, 2/20/2025 (a)	2,516	2,464
Accelerated LLC Series 2021-1H, Class A, 1.35%, 10/20/2040 (a)	999	912
ACHV ABS TRUST Series 2023-1PL, Class B, 6.80%, 3/18/2030 (a)	6,559	6,572
ACM Auto Trust Series 2023-1A, Class B, 7.26%, 1/22/2030 (a)	6,417	6,432
ACRE Commercial Mortgage Ltd. Series 2021-FL4, Class A, 6.26%, 12/18/2037 (a) (c)	424	423
Affirm Asset Securitization Trust Series 2023-A, Class 1A, 6.61%, 1/18/2028 (a)	11,645	11,716
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	261

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
American Credit Acceptance Receivables Trust
Series 2020-4, Class D, 1.77%, 12/14/2026 (a)	4,213	4,201
Series 2021-1, Class D, 1.14%, 3/15/2027 (a)	7,869	7,781
Series 2023-2, Class B, 5.61%, 6/14/2027 (a)	3,800	3,789
Series 2021-4, Class C, 1.32%, 2/14/2028 (a)	6,757	6,721
Series 2022-3, Class D, 5.83%, 10/13/2028 (a)	4,299	4,288
Series 2022-4, Class C, 7.86%, 2/15/2029 (a)	9,750	9,859
Series 2023-1, Class C, 5.59%, 4/12/2029 (a)	2,500	2,488
Series 2023-1, Class D, 6.35%, 4/12/2029 (a)	3,625	3,627
AMSR Trust
Series 2020-SFR3, Class A, 1.36%, 9/17/2037 (a)	5,682	5,332
Series 2020-SFR3, Class B, 1.81%, 9/17/2037 (a)	9,780	9,210
Series 2020-SFR4, Class A, 1.36%, 11/17/2037 (a)	4,130	3,861
Series 2020-SFR5, Class A, 1.38%, 11/17/2037 (a)	12,400	11,587
Series 2020-SFR4, Class C, 1.86%, 11/17/2037 (a)	8,000	7,454
Series 2021-SFR1, Class B, 2.15%, 6/17/2038 (a)	6,000	5,209
Series 2021-SFR2, Class B, 1.78%, 8/17/2038 (a)	15,096	13,738
Series 2021-SFR3, Class A, 1.48%, 10/17/2038 (a)	1,422	1,289
Amur Equipment Finance Receivables LLC
Series 2021-1A, Class A2, 0.75%, 11/20/2026 (a)	1,189	1,180
Series 2023-1A, Class A2, 6.09%, 12/20/2029 (a)	5,294	5,331
Series 2024-1A, Class A2, 5.38%, 1/21/2031 (a)	6,125	6,106
Aqua Finance Trust
Series 2019-A, Class A, 3.14%, 7/16/2040 (a)	1,392	1,307
Series 2021-A, Class A, 1.54%, 7/17/2046 (a)	1,704	1,518
Series 2020-AA, Class A, 1.90%, 7/17/2046 (a)	775	721
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL4, Class A, 6.78%, 11/15/2036 (a) (c)	3,425	3,408
AREIT Trust Series 2021-CRE5, Class C, 7.68%, 11/17/2038 ‡ (a) (c)	8,292	7,945
Avis Budget Rental Car Funding AESOP LLC Series 2021-2A, Class A, 1.66%, 2/20/2028 (a)	4,500	4,069
Bayview Opportunity Master Fund Trust Series 2024-SN1, Class C, 5.83%, 12/15/2028 (a)	1,000	1,001
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Bear Stearns Asset-Backed Securities Trust Series 2003-SD2, Class 2A, 5.69%, 6/25/2043 (c)	93	84
BHG Securitization Trust Series 2021-B, Class A, 0.90%, 10/17/2034 (a)	3,303	3,216
Bridge Trust Series 2022-SFR1, Class B, 4.15%, 11/17/2037 (a)	10,575	10,229
Bridgecrest Lending Auto Securitization Trust
Series 2024-1, Class A3, 5.53%, 1/18/2028	4,000	3,993
Series 2024-1, Class B, 5.43%, 8/15/2028	5,500	5,494
Series 2024-1, Class C, 5.65%, 4/16/2029	6,750	6,747
Series 2023-1, Class B, 6.80%, 8/15/2029	1,546	1,577
Series 2023-1, Class C, 7.10%, 8/15/2029	6,950	7,131
British Airways Pass-Through Trust (United Kingdom) Series 2013-1, Class A, 4.63%, 6/20/2024 (a)	413	412
BRSP Ltd. Series 2021-FL1, Class A, 6.58%, 8/19/2038 (a) (c)	4,957	4,875
BSPRT Issuer Ltd. (Cayman Islands) Series 2021-FL7, Class B, 7.48%, 12/15/2038 (a) (c)	7,025	6,885
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (a)	1,281	1,242
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (a)	12,056	11,279
BXMT Ltd. Series 2021-FL4, Class A, 6.49%, 5/15/2038 (a) (c)	6,000	5,700
CarNow Auto Receivables Trust Series 2023-1A, Class B, 6.95%, 3/16/2026 (a)	5,165	5,165
Carvana Auto Receivables Trust
Series 2020-N1A, Class D, 3.43%, 1/15/2026 (a)	946	944
Series 2019-3A, Class E, 4.60%, 7/15/2026 (a)	2,176	2,165
Series 2023-N1, Class B, 5.85%, 11/10/2027 (a)	13,950	13,935
Series 2024-N1, Class A3, 5.60%, 3/10/2028 (a)	6,500	6,498
Series 2023-P3, Class A3, 5.82%, 8/10/2028 (a)	3,445	3,466
Series 2021-N4, Class B, 1.24%, 9/11/2028	1,340	1,262
Series 2021-N4, Class C, 1.72%, 9/11/2028	1,459	1,378
Series 2023-P1, Class A4, 5.94%, 1/10/2029 (a)	3,500	3,554
Series 2023-P3, Class A4, 5.71%, 7/10/2029 (a)	1,750	1,763
Series 2024-N1, Class B, 5.63%, 5/10/2030 (a)	6,000	6,000
Cascade Funding Mortgage Trust Series 2021-HB6, Class A, 0.90%, 6/25/2036 ‡ (a) (c)	7,637	7,536
SEE NOTES TO FINANCIAL STATEMENTS.

262	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
CFMT LLC
Series 2021-HB7, Class A, 1.15%, 10/27/2031 ‡ (a) (c)	4,318	4,182
Series 2022-HB9, Class A, 3.25%, 9/25/2037 ‡ (a) (c)	6,129	5,601
Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (a)	3,727	3,679
CoreVest American Finance Trust
Series 2020-4, Class A, 1.17%, 12/15/2052 (a)	2,759	2,576
Series 2020-3, Class A, 1.36%, 8/15/2053 (a)	1,876	1,751
CPS Auto Receivables Trust
Series 2020-C, Class D, 2.41%, 11/16/2026 (a)	4,894	4,861
Series 2021-C, Class C, 1.21%, 6/15/2027 (a)	1,444	1,438
Series 2021-D, Class C, 1.59%, 12/15/2027 (a)	13,514	13,341
Series 2022-A, Class C, 2.17%, 4/16/2029 (a)	9,722	9,490
Series 2022-A, Class D, 2.84%, 4/16/2029 (a)	4,425	4,190
Series 2023-A, Class D, 6.44%, 4/16/2029 (a)	2,250	2,264
Series 2022-C, Class C, 5.28%, 4/15/2030 (a)	8,120	8,057
Series 2022-C, Class D, 6.45%, 4/15/2030 (a)	5,040	5,053
Credit Acceptance Auto Loan Trust
Series 2021-2A, Class C, 1.64%, 6/17/2030 (a)	2,500	2,455
Series 2021-4, Class A, 1.26%, 10/15/2030 (a)	7,809	7,681
Series 2021-4, Class B, 1.74%, 12/16/2030 (a)	2,596	2,495
Series 2023-1A, Class A, 6.48%, 3/15/2033 (a)	2,250	2,272
Series 2023-2A, Class A, 5.92%, 5/16/2033 (a)	9,250	9,282
Series 2023-1A, Class B, 7.02%, 5/16/2033 (a)	6,000	6,075
Series 2023-2A, Class B, 6.61%, 7/15/2033 (a)	6,000	6,020
Series 2023-1A, Class C, 7.71%, 7/15/2033 (a)	7,000	7,183
Series 2023-3A, Class A, 6.39%, 8/15/2033 (a)	1,858	1,880
Series 2023-3A, Class B, 7.09%, 10/17/2033 (a)	1,350	1,371
Series 2023-3A, Class C, 7.62%, 12/15/2033 (a)	5,952	6,086
Series 2023-5A, Class B, 6.71%, 2/15/2034 (a)	4,000	4,033
Series 2023-5A, Class C, 7.30%, 4/17/2034 (a)	6,500	6,583
Crossroads Asset Trust Series 2022-A, Class A, 6.35%, 4/21/2031 (a)	4,820	4,812
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M1, 6.34%, 10/25/2034 (c)	83	81
Dext ABS LLC Series 2021-1, Class A, 1.12%, 2/15/2028 (a)	2,869	2,809
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (a)	1,411	1,321
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-1A, Class B, 2.05%, 11/21/2033 (a)	325	306
Drive Auto Receivables Trust
Series 2020-1, Class D, 2.70%, 5/17/2027	5,452	5,432
Series 2021-2, Class C, 0.87%, 10/15/2027	1,033	1,023
Series 2024-1, Class B, 5.31%, 1/16/2029	3,750	3,745
Series 2024-1, Class C, 5.43%, 11/17/2031	7,142	7,136
Dryden Senior Loan Fund (Cayman Islands) Series 2017-49A, Class AR, 6.51%, 7/18/2030 (a) (c)	643	644
DT Auto Owner Trust
Series 2020-1A, Class D, 2.55%, 11/17/2025 (a)	3,521	3,494
Series 2020-3A, Class C, 1.47%, 6/15/2026 (a)	277	275
Series 2021-1A, Class C, 0.84%, 10/15/2026 (a)	2,618	2,598
Series 2021-1A, Class D, 1.16%, 11/16/2026 (a)	3,250	3,133
Series 2021-2A, Class C, 1.10%, 2/16/2027 (a)	2,200	2,179
Series 2021-3A, Class C, 0.87%, 5/17/2027 (a)	9,379	9,221
Series 2021-3A, Class D, 1.31%, 5/17/2027 (a)	9,655	9,032
Series 2021-4A, Class C, 1.50%, 9/15/2027 (a)	6,549	6,356
Series 2022-3A, Class C, 7.69%, 7/17/2028 (a)	7,478	7,633
Series 2023-1A, Class D, 6.44%, 11/15/2028 (a)	1,993	1,989
Series 2023-3A, Class C, 6.40%, 5/15/2029 (a)	6,746	6,788
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class A, 1.36%, 8/27/2035 (a)	537	493
Series 2021-A, Class B, 1.74%, 8/27/2035 (a)	735	674
Equify ABS LLC Series 2023-1A, Class A, 7.20%, 9/15/2031 (a)	11,426	11,457
Exeter Automobile Receivables Trust
Series 2019-4A, Class D, 2.58%, 9/15/2025 (a)	2,575	2,556
Series 2020-2A, Class D, 4.73%, 4/15/2026 (a)	1,750	1,746
Series 2021-2A, Class C, 0.98%, 6/15/2026	997	987
Series 2019-3A, Class E, 4.00%, 8/17/2026 (a)	9,000	8,972
Series 2021-3A, Class C, 0.96%, 10/15/2026	18,994	18,642
Series 2022-2A, Class B, 3.65%, 10/15/2026	1,098	1,094
Series 2023-3A, Class B, 6.11%, 9/15/2027	2,062	2,068
Series 2021-4A, Class C, 1.46%, 10/15/2027	8,448	8,328
Series 2023-3A, Class C, 6.21%, 6/15/2028	6,815	6,871
Series 2023-5A, Class C, 6.85%, 1/16/2029	4,000	4,106
Series 2022-6A, Class D, 8.03%, 4/6/2029	6,964	7,257
Series 2023-5A, Class D, 7.13%, 2/15/2030	3,300	3,400
FCI Funding LLC Series 2021-1A, Class A, 1.13%, 4/15/2033 ‡ (a)	941	929
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	263

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
FHF Trust
Series 2021-2A, Class A, 0.83%, 12/15/2026 (a)	5,052	4,901
Series 2021-1A, Class A, 1.27%, 3/15/2027 (a)	2,218	2,165
Series 2023-1A, Class A2, 6.57%, 6/15/2028 (a)	9,517	9,562
First Investors Auto Owner Trust
Series 2021-1A, Class B, 0.89%, 3/15/2027 (a)	244	244
Series 2023-1A, Class B, 6.55%, 12/17/2029 (a)	5,685	5,783
FirstKey Homes Trust
Series 2020-SFR1, Class A, 1.34%, 8/17/2037 (a)	5,859	5,496
Series 2020-SFR1, Class C, 1.94%, 8/17/2037 (a)	2,307	2,166
Series 2020-SFR2, Class A, 1.27%, 10/19/2037 (a)	6,679	6,225
Series 2021-SFR1, Class B, 1.79%, 8/17/2038 (a)	1,185	1,077
Series 2021-SFR1, Class C, 1.89%, 8/17/2038 (a)	4,000	3,625
Series 2021-SFR1, Class D, 2.19%, 8/17/2038 (a)	13,000	11,771
Series 2022-SFR1, Class C, 4.64%, 5/19/2039 (a)	7,000	6,733
Flagship Credit Auto Trust
Series 2019-1, Class D, 4.08%, 2/18/2025 (a)	174	174
Series 2020-2, Class D, 5.75%, 4/15/2026 (a)	3,726	3,711
Series 2020-3, Class C, 1.73%, 9/15/2026 (a)	5,092	5,000
Series 2020-3, Class D, 2.50%, 9/15/2026 (a)	4,665	4,462
Series 2020-4, Class C, 1.28%, 2/16/2027 (a)	656	645
Series 2021-1, Class C, 0.91%, 3/15/2027 (a)	8,956	8,732
Series 2021-3, Class C, 1.46%, 9/15/2027 (a)	16,250	15,377
Series 2022-3, Class D, 6.00%, 7/17/2028 (a)	6,666	6,505
Series 2023-3, Class C, 6.01%, 7/16/2029 (a)	2,550	2,567
Foundation Finance Trust
Series 2020-1A, Class A, 3.54%, 7/16/2040 (a)	1,713	1,674
Series 2021-1A, Class A, 1.27%, 5/15/2041 (a)	8,771	7,961
FRTKL
Series 2021-SFR1, Class B, 1.72%, 9/17/2038 (a)	4,960	4,501
Series 2021-SFR1, Class C, 1.92%, 9/17/2038 (a)	5,000	4,532
Galaxy CLO Ltd. (Cayman Islands) Series 2015-19A, Class A1RR, 6.53%, 7/24/2030 (a) (c)	4,919	4,916
GLS Auto Receivables Issuer Trust
Series 2020-2A, Class C, 4.57%, 4/15/2026 (a)	2,271	2,264
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-3A, Class C, 1.11%, 9/15/2026 (a)	6,709	6,596
Series 2020-4A, Class D, 1.64%, 10/15/2026 (a)	8,198	8,048
Series 2024-1A, Class C, 5.64%, 12/17/2029 (a)	4,925	4,911
GLS Auto Select Receivables Trust
Series 2023-2A, Class A2, 6.37%, 6/15/2028 (a)	6,298	6,344
Series 2023-1A, Class A3, 5.96%, 10/16/2028 (a)	4,000	4,041
Series 2023-1A, Class B, 6.09%, 3/15/2029 (a)	3,400	3,450
Series 2024-1A, Class A2, 5.24%, 3/15/2030 (a)	5,233	5,214
Series 2024-1A, Class C, 5.69%, 3/15/2030 (a)	973	967
Goldman Home Improvement Trust Issuer Trust Series 2021-GRN2, Class A, 1.15%, 6/25/2051 (a)	8,334	7,779
Granite Park Equipment Leasing LLC Series 2023-1A, Class A3, 6.46%, 9/20/2032 (a)	12,000	12,244
Hilton Grand Vacations Trust
Series 2023-1A, Class A, 5.72%, 1/25/2038 (a)	2,976	2,993
Series 2020-AA, Class A, 2.74%, 2/25/2039 (a)	214	203
Home Partners of America Trust Series 2021-2, Class A, 1.90%, 12/17/2026 (a)	1,314	1,190
Honda Auto Receivables Owner Trust Series 2024-1, Class A3, 5.21%, 8/15/2028	18,416	18,407
Hyundai Auto Lease Securitization Trust Series 2024-A, Class A4, 5.07%, 2/15/2028 (a)	5,000	4,977
LCM LP (Cayman Islands) Series 14A, Class AR, 6.62%, 7/20/2031 (a) (c)	12,903	12,931
Lendbuzz Securitization Trust
Series 2021-1A, Class A, 1.46%, 6/15/2026 (a)	6,601	6,414
Series 2022-1A, Class A, 4.22%, 5/17/2027 (a)	3,772	3,705
Series 2023-2A, Class A2, 7.09%, 10/16/2028 (a)	3,558	3,588
Lendmark Funding Trust Series 2021-2A, Class A, 2.00%, 4/20/2032 (a)	4,888	4,377
LL ABS Trust
Series 2021-1A, Class A, 1.07%, 5/15/2029 (a)	610	607
Series 2022-2A, Class A, 6.63%, 5/15/2030 (a)	330	330
LP LMS Asset Securitization Trust Series 2023-1A, Class A, 8.18%, 10/17/2033 (a)	7,877	7,905
M&T Equipment Notes Series 2023-1A, Class A3, 5.74%, 7/15/2030 (a)	11,454	11,458
Magnetite Ltd. (Cayman Islands) Series 2015-15A, Class AR, 6.60%, 7/25/2031 (a) (c)	958	960
SEE NOTES TO FINANCIAL STATEMENTS.

264	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Mariner Finance Issuance Trust
Series 2020-AA, Class A, 2.19%, 8/21/2034 (a)	2,223	2,191
Series 2023-AA, Class A, 6.70%, 10/22/2035 (a)	14,500	14,714
Series 2021-AA, Class A, 1.86%, 3/20/2036 (a)	15,923	14,583
Merchants Fleet Funding LLC Series 2023-1A, Class A, 7.21%, 5/20/2036 (a)	14,350	14,456
Mercury Financial Credit Card Master Trust Series 2023-1A, Class A, 8.04%, 9/20/2027 (a)	15,481	15,637
Mission Lane Credit Card Master Trust Series 2022-A, Class A, 6.92%, 9/15/2027 (a)	3,616	3,616
Morgan Stanley ABS Capital I, Inc. Trust Series 2003-SD1, Class M1, 7.69%, 3/25/2033 (c)	113	110
MVW LLC Series 2020-1A, Class A, 1.74%, 10/20/2037 (a)	1,066	1,001
Neuberger Berman CLO (Cayman Islands) Series 2013-15A, Class A1R2, 6.50%, 10/15/2029 (a) (c)	12,267	12,284
New Economy Assets Phase Sponsor LLC Series 2021-1, Class A1, 1.91%, 10/20/2061 (a)	1,816	1,580
Nissan Auto Lease Trust
Series 2024-A, Class A2A, 5.11%, 10/15/2026	5,300	5,289
Series 2024-A, Class A3, 4.91%, 4/15/2027	5,714	5,686
NMEF Funding LLC
Series 2021-A, Class B, 1.85%, 12/15/2027 (a)	1,641	1,630
Series 2022-A, Class B, 3.35%, 10/16/2028 (a)	2,750	2,665
Series 2023-A, Class A2, 6.57%, 6/17/2030 (a)	11,200	11,267
NRZ Excess Spread-Collateralized Notes
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (a)	850	796
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (a)	9,168	8,603
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	2,855	2,654
Octagon Investment Partners Ltd. (Cayman Islands) Series 2018-18A, Class A1A, 6.54%, 4/16/2031 (a) (c)	2,582	2,584
Octane Receivables Trust
Series 2020-1A, Class C, 2.89%, 3/20/2026 (a)	5,113	5,051
Series 2021-2A, Class A, 1.21%, 9/20/2028 (a)	1,242	1,212
Series 2021-2A, Class B, 2.02%, 9/20/2028 (a)	4,800	4,519
Series 2023-1A, Class A, 5.87%, 5/21/2029 (a)	5,111	5,111
Series 2023-1A, Class B, 5.96%, 7/20/2029 (a)	4,100	4,092
OnDeck Asset Securitization Trust IV LLC Series 2023-1A, Class A, 7.00%, 8/19/2030 (a)	5,850	5,855
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (a)	3,458	3,315
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oportun Issuance Trust Series 2021-B, Class B, 1.96%, 5/8/2031 (a)	6,148	5,775
Pagaya AI Debt Selection Trust Series 2021-HG1, Class A, 1.22%, 1/16/2029 (a)	2,002	1,950
Pagaya AI Debt Trust Series 2023-1, Class A, 7.56%, 7/15/2030 (a)	3,694	3,708
Palmer Square Loan Funding Ltd. (Cayman Islands) Series 2022-1A, Class A1, 6.37%, 4/15/2030 (a) (c)	8,580	8,578
Pawnee Equipment Receivables LLC Series 2020-1, Class C, 2.24%, 2/17/2026 (a)	1,086	1,083
Pawneee Equipment Receivables LLC
Series 2021-1, Class A2, 1.10%, 7/15/2027 (a)	1,016	997
Series 2021-1, Class B, 1.82%, 7/15/2027 (a)	5,934	5,683
Series 2022-1, Class A3, 5.17%, 2/15/2028 (a)	6,691	6,662
Post Road Equipment Finance LLC Series 2024-1A, Class A2, 5.59%, 11/15/2029 (a)	4,900	4,892
PRET LLC
Series 2021-NPL3, Class A1, 1.87%, 7/25/2051 (a) (d)	10,319	9,941
Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (d)	6,233	6,141
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL2, Class A1, 1.99%, 6/27/2060 (a) (d)	9,646	9,333
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (a) (d)	4,782	4,698
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (a) (d)	6,773	6,601
Progress Residential
Series 2021-SFR3, Class B, 1.89%, 5/17/2026 (a)	14,067	12,925
Series 2021-SFR3, Class E1, 2.54%, 5/17/2026 (a)	1,800	1,643
Series 2021-SFR4, Class B, 1.81%, 5/17/2038 (a)	8,800	8,071
Progress Residential Trust
Series 2021-SFR6, Class A, 1.52%, 7/17/2038 (a)	7,256	6,631
Series 2021-SFR6, Class B, 1.75%, 7/17/2038 (a)	17,500	15,884
Series 2021-SFR8, Class B, 1.68%, 10/17/2038 (a)	9,000	8,116
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 (a)	4,650	4,164
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (c)	6,421	6,345
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	265

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-3, Class A1, 1.87%, 4/25/2026 (a) (d)	3,131	3,071
Series 2021-4, Class A1, 1.87%, 4/25/2026 (a) (d)	5,107	4,972
Series 2021-5, Class A1, 1.79%, 6/25/2026 (a) (d)	12,811	12,506
Series 2021-6, Class A1, 1.79%, 7/25/2026 (a) (d)	10,406	10,084
Series 2021-7, Class A1, 1.87%, 8/25/2026 (a) (d)	4,663	4,503
Series 2021-11, Class A1, 2.49%, 11/25/2026 (a) (d)	1,820	1,782
Reach ABS Trust Series 2023-1A, Class A, 7.05%, 2/18/2031 (a)	1,764	1,771
Regional Management Issuance Trust
Series 2020-1, Class A, 2.34%, 10/15/2030 (a)	3,584	3,514
Series 2021-1, Class A, 1.68%, 3/17/2031 (a)	14,957	14,488
Republic Finance Issuance Trust Series 2020-A, Class A, 2.47%, 11/20/2030 (a)	4,171	4,117
Santander Consumer Auto Receivables Trust Series 2021-AA, Class C, 1.03%, 11/16/2026 (a)	1,500	1,423
Santander Drive Auto Receivables Trust
Series 2020-2, Class D, 2.22%, 9/15/2026	1,799	1,786
Series 2021-1, Class D, 1.13%, 11/16/2026	4,326	4,224
Series 2020-3, Class D, 1.64%, 11/16/2026	792	781
Series 2020-4, Class D, 1.48%, 1/15/2027	8,692	8,532
Series 2021-2, Class D, 1.35%, 7/15/2027	3,499	3,393
Series 2021-3, Class D, 1.33%, 9/15/2027	2,700	2,593
Series 2023-4, Class B, 5.77%, 12/15/2028	7,291	7,336
Series 2023-6, Class B, 5.98%, 4/16/2029	2,500	2,539
Series 2022-3, Class C, 4.49%, 8/15/2029	1,000	980
Series 2022-4, Class C, 5.00%, 11/15/2029	20,750	20,471
Series 2023-3, Class C, 5.77%, 11/15/2030	4,000	4,023
Series 2022-5, Class D, 5.67%, 12/16/2030	16,625	16,526
Series 2022-6, Class D, 5.69%, 2/18/2031	10,600	10,532
Series 2023-5, Class C, 6.43%, 2/18/2031	6,000	6,185
Series 2023-4, Class C, 6.04%, 12/15/2031	14,925	15,147
SBNA Auto Lease Trust
Series 2024-A, Class A3, 5.39%, 11/20/2026 (a)	22,050	22,054
Series 2024-A, Class A4, 5.24%, 1/22/2029 (a)	4,000	3,990
SCF Equipment Leasing LLC
Series 2022-2A, Class B, 6.50%, 2/20/2032 (a)	2,000	2,027
Series 2023-1A, Class A3, 6.17%, 5/20/2032 (a)	4,057	4,162
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Sierra Timeshare Receivables Funding LLC
Series 2019-3A, Class A, 2.34%, 8/20/2036 (a)	306	292
Series 2020-2A, Class A, 1.33%, 7/20/2037 (a)	175	167
Series 2020-2A, Class B, 2.32%, 7/20/2037 (a)	686	658
Series 2021-1A, Class A, 0.99%, 11/20/2037 (a)	985	929
Series 2021-1A, Class B, 1.34%, 11/20/2037 (a)	606	571
Series 2021-1A, Class C, 1.79%, 11/20/2037 (a)	538	508
Series 2022-3A, Class B, 6.32%, 7/20/2039 (a)	1,405	1,403
Series 2022-2A, Class B, 5.04%, 6/20/2040 (a)	712	697
Series 2022-2A, Class C, 6.36%, 6/20/2040 (a)	712	706
Skopos Auto Receivables Trust Series 2019-1A, Class D, 5.24%, 4/15/2025 (a)	468	468
Stonepeak ABS Series 2021-1A, 2.30%, 2/28/2033 ‡ (a)	5,484	5,100
Stratus CLO Ltd. (Cayman Islands) Series 2021-1A, Class A, 6.38%, 12/29/2029 (a) (c)	8,405	8,410
Symphony CLO Ltd. (Cayman Islands) Series 2018-19A, Class A, 6.54%, 4/16/2031 (a) (c)	2,597	2,600
TCI-Symphony CLO Ltd. (Cayman Islands) Series 2016-1A, Class AR2, 6.60%, 10/13/2032 (a) (c)	5,880	5,878
Theorem Funding Trust
Series 2022-2A, Class A, 6.06%, 12/15/2028 (a)	5,055	5,035
Series 2022-3A, Class A, 7.60%, 4/15/2029 (a)	3,252	3,278
Toyota Lease Owner Trust Series 2024-A, Class A3, 5.25%, 4/20/2027 (a)	18,400	18,395
Tricon Residential Trust
Series 2021-SFR1, Class A, 1.94%, 7/17/2038 (a)	1,796	1,662
Series 2021-SFR1, Class B, 2.24%, 7/17/2038 (a)	4,100	3,786
Upstart Pass-Through Trust
Series 2021-ST5, Class A, 2.00%, 7/20/2027 (a)	572	556
Series 2021-ST6, Class A, 1.85%, 8/20/2027 (a)	1,403	1,357
Series 2021-ST8, Class A, 1.75%, 10/20/2029 (a)	733	723
Series 2021-ST9, Class A, 1.70%, 11/20/2029 (a)	1,707	1,683
Series 2021-ST10, Class A, 2.25%, 1/20/2030 (a)	4,651	4,545
Upstart Securitization Trust
Series 2021-5, Class A, 1.31%, 11/20/2031 (a)	1,072	1,068
SEE NOTES TO FINANCIAL STATEMENTS.

266	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-5, Class B, 2.49%, 11/20/2031 (a)	3,025	2,961
Series 2022-4, Class A, 5.98%, 8/20/2032 (a)	3,727	3,713
Series 2023-1, Class A, 6.59%, 2/20/2033 (a)	1,586	1,585
Upstart Structured Pass-Through Trust Series 2022-4A, Class A, 7.01%, 11/15/2030 (a)	4,775	4,778
VCAT LLC
Series 2021-NPL1, Class A1, 5.29%, 12/26/2050 (a) (d)	737	732
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (a) (d)	1,758	1,738
Series 2021-NPL3, Class A1, 1.74%, 5/25/2051 (a) (d)	2,765	2,671
Series 2021-NPL4, Class A1, 1.87%, 8/25/2051 (a) (d)	6,235	6,017
Veros Auto Receivables Trust
Series 2022-1, Class A, 3.47%, 12/15/2025 (a)	637	635
Series 2022-1, Class C, 5.03%, 8/16/2027 (a)	2,750	2,695
Series 2023-1, Class A, 7.12%, 11/15/2028 (a)	4,101	4,117
Series 2023-1, Class B, 7.17%, 11/15/2028 (a)	5,000	5,066
Series 2023-1, Class C, 8.32%, 11/15/2028 (a)	1,500	1,556
Series 2022-1, Class D, 7.23%, 7/16/2029 (a)	2,750	2,710
VFI ABS LLC Series 2023-1A, Class A, 7.27%, 3/26/2029 (a)	6,515	6,545
VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (a) (d)	3,636	3,496
VOLT CI LLC Series 2021-NP10, Class A1, 1.99%, 5/25/2051 (a) (d)	11,113	10,655
VOLT CIII LLC Series 2021-CF1, Class A1, 1.99%, 8/25/2051 (a) (d)	10,962	10,531
VOLT XCII LLC Series 2021-NPL1, Class A1, 4.89%, 2/27/2051 (a) (d)	4,010	3,912
VOLT XCIII LLC Series 2021-NPL2, Class A1, 4.89%, 2/27/2051 (a) (d)	10,133	9,831
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (d)	9,849	9,625
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (d)	5,276	5,124
VOLT XCV LLC Series 2021-NPL4, Class A1, 5.24%, 3/27/2051 (a) (d)	8,352	8,175
VOLT XCVI LLC Series 2021-NPL5, Class A1, 5.12%, 3/27/2051 (a) (d)	8,265	8,086
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (d)	6,707	6,568
VStrong Auto Receivables Trust
Series 2023-A, Class A3, 6.87%, 11/15/2027 (a)	6,400	6,466
Series 2023-A, Class B, 7.11%, 2/15/2030 (a)	5,375	5,481
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Westgate Resorts LLC Series 2020-1A, Class A, 2.71%, 3/20/2034 (a)	286	284
Westlake Automobile Receivables Trust
Series 2020-3A, Class D, 1.65%, 2/17/2026 (a)	4,371	4,317
Series 2021-1A, Class D, 1.23%, 4/15/2026 (a)	22,136	21,567
Series 2021-3A, Class C, 1.58%, 1/15/2027 (a)	22,380	21,849
Series 2021-3A, Class D, 2.12%, 1/15/2027 (a)	9,550	9,103
Series 2023-3A, Class B, 5.92%, 9/15/2028 (a)	11,000	11,061
Series 2023-3A, Class C, 6.02%, 9/15/2028 (a)	6,400	6,433
Series 2023-4A, Class C, 6.64%, 11/15/2028 (a)	5,000	5,087
Series 2023-1A, Class D, 6.79%, 11/15/2028 (a)	3,500	3,554
Westlake Flooring Master Trust Series 2024-1A, Class A, 5.43%, 2/15/2028 (a)	7,750	7,754
Total Asset-Backed Securities (Cost $1,660,679)		1,633,492
U.S. Treasury Obligations — 17.5%
U.S. Treasury Notes
4.25%, 9/30/2024	2,445	2,431
4.25%, 12/31/2024	3,410	3,385
3.88%, 3/31/2025	1,418	1,401
4.63%, 6/30/2025	2,925	2,916
5.00%, 8/31/2025	6,685	6,702
4.50%, 11/15/2025	14,185	14,131
4.00%, 12/15/2025	11,860	11,715
3.88%, 1/15/2026	9,835	9,694
4.00%, 2/15/2026	983	971
4.63%, 3/15/2026	2,240	2,240
3.63%, 5/15/2026	68,360	67,009
4.13%, 6/15/2026	10,400	10,303
4.50%, 7/15/2026	197,395	197,256
4.63%, 10/15/2026	151,540	152,037
4.63%, 11/15/2026	120,125	120,576
4.38%, 12/15/2026	41,830	41,745
4.00%, 1/15/2027	406,135	401,376
4.13%, 2/15/2027	277,510	275,234
Total U.S. Treasury Obligations (Cost $1,324,845)		1,321,122
Mortgage-Backed Securities — 8.4%
FHLMC
Pool # 611141, ARM, 5.77%, 1/1/2027 (c)	3	3
Pool # 846774, ARM, 6.01%, 12/1/2027 (c)	—	—
Pool # 1B2844, ARM, 4.23%, 3/1/2035 (c)	34	34
Pool # 1L1380, ARM, 6.55%, 3/1/2035 (c)	591	612
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	267

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 1L1379, ARM, 5.59%, 10/1/2035 (c)	333	332
Pool # 1G1861, ARM, 4.54%, 3/1/2036 (c)	166	167
Pool # 1J1380, ARM, 6.31%, 3/1/2036 (c)	91	91
Pool # 1J1313, ARM, 5.51%, 6/1/2036 (c)	39	40
Pool # 1G1028, ARM, 5.92%, 7/1/2036 (c)	16	17
Pool # 1K0035, ARM, 6.36%, 8/1/2036 (c)	51	51
Pool # 1N0273, ARM, 7.66%, 8/1/2036 (c)	42	42
Pool # 1J1393, ARM, 5.82%, 10/1/2036 (c)	231	235
Pool # 1J1378, ARM, 5.89%, 11/1/2036 (c)	99	99
Pool # 1J1418, ARM, 5.94%, 12/1/2036 (c)	64	63
Pool # 1J1467, ARM, 5.99%, 12/1/2036 (c)	89	91
Pool # 1N0346, ARM, 7.44%, 12/1/2036 (c)	94	94
Pool # 1J1541, ARM, 6.05%, 1/1/2037 (c)	305	306
Pool # 1J1516, ARM, 5.16%, 2/1/2037 (c)	62	64
Pool # 1J1635, ARM, 4.25%, 3/1/2037 (c)	131	133
Pool # 1J1522, ARM, 4.92%, 3/1/2037 (c)	63	65
Pool # 1N1458, ARM, 7.32%, 3/1/2037 (c)	82	84
Pool # 1Q0339, ARM, 5.46%, 4/1/2037 (c)	11	11
Pool # 1Q0697, ARM, 7.39%, 5/1/2037 (c)	439	442
Pool # 1J1681, ARM, 5.73%, 6/1/2037 (c)	445	449
Pool # 1J1685, ARM, 5.73%, 6/1/2037 (c)	140	139
Pool # 1J2834, ARM, 6.14%, 8/1/2037 (c)	52	52
Pool # 847871, ARM, 6.83%, 8/1/2037 (c)	99	99
Pool # 1Q0476, ARM, 6.03%, 10/1/2037 (c)	89	89
Pool # 1J2945, ARM, 6.00%, 11/1/2037 (c)	47	47
Pool # 1Q0894, ARM, 5.57%, 1/1/2038 (c)	162	161
Pool # 1Q0722, ARM, 5.54%, 4/1/2038 (c)	146	146
FHLMC Gold Pools, 15 Year
Pool # J14783, 4.00%, 3/1/2026	17	17
Pool # G14643, 4.00%, 8/1/2026	24	24
Pool # G14973, 4.00%, 12/1/2028	41	41
Pool # J31731, 3.00%, 5/1/2030	241	231
Pool # G16018, 3.00%, 12/1/2031	3,203	3,043
FHLMC Gold Pools, 20 Year
Pool # G30262, 6.00%, 10/1/2024	—	—
Pool # G30325, 5.50%, 3/1/2027	276	273
Pool # C91261, 4.50%, 8/1/2029	72	71
Pool # C91349, 4.50%, 12/1/2030	74	73
Pool # G30565, 4.50%, 10/1/2031	172	169
Pool # G30701, 5.00%, 11/1/2031	59	59
Pool # C91388, 3.50%, 2/1/2032	1,704	1,629
Pool # C91447, 3.50%, 5/1/2032	129	124
Pool # C91449, 4.00%, 5/1/2032	610	592
Pool # C91581, 3.00%, 11/1/2032	680	637
Pool # G30669, 4.50%, 12/1/2033	905	891
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # C91761, 4.00%, 5/1/2034	679	658
Pool # K92617, 3.00%, 4/1/2035	3,616	3,350
Pool # C91862, 3.50%, 1/1/2036	2,455	2,326
Pool # C91880, 3.50%, 6/1/2036	1,397	1,315
FHLMC Gold Pools, 30 Year
Pool # A30588, 6.00%, 7/1/2032	58	59
Pool # G01665, 5.50%, 3/1/2034	1,261	1,282
Pool # G05046, 5.00%, 11/1/2036	72	72
Pool # G03073, 5.50%, 7/1/2037	592	602
Pool # G04772, 7.00%, 8/1/2038	72	75
Pool # G05091, 4.50%, 9/1/2038	584	568
Pool # G05798, 5.50%, 1/1/2040	143	145
Pool # G08729, 4.50%, 9/1/2046	387	376
FHLMC Gold Pools, Other
Pool # T45022, 2.50%, 1/1/2028	1,834	1,755
Pool # U79013, 2.50%, 4/1/2028	363	348
Pool # U79014, 2.50%, 5/1/2028	432	414
Pool # T40143, 2.50%, 7/1/2028	395	377
Pool # U79019, 3.00%, 7/1/2028	77	74
Pool # U79026, 2.50%, 9/1/2028	87	83
Pool # U49013, 3.00%, 9/1/2028	703	678
Pool # G20027, 10.00%, 10/1/2030	6	6
Pool # ZT1051, 3.50%, 12/1/2033	1,809	1,715
Pool # G20028, 7.50%, 12/1/2036	1,117	1,139
Pool # RE6019, 3.00%, 12/1/2049	547	460
Pool # RE6030, 3.50%, 2/1/2050	413	361
Pool # RE6028, 3.00%, 4/1/2050	319	268
Pool # RE6048, 2.50%, 5/1/2050	1,309	1,055
Pool # RE6041, 3.00%, 5/1/2050	4,948	4,162
FHLMC UMBS, 10 Year
Pool # RD5058, 2.00%, 5/1/2031	14,283	13,207
Pool # RD5059, 1.50%, 6/1/2031	15,308	13,915
Pool # RD5121, 4.50%, 9/1/2032	2,558	2,515
Pool # RD5122, 4.00%, 10/1/2032	2,923	2,818
Pool # RD5146, 4.50%, 5/1/2033	3,415	3,351
Pool # RD5150, 5.00%, 5/1/2033	5,627	5,608
Pool # RD5157, 4.50%, 7/1/2033	2,138	2,096
FHLMC UMBS, 15 Year
Pool # ZS6893, 3.00%, 1/1/2029	13,727	13,182
Pool # ZK7588, 3.00%, 2/1/2029	8,991	8,667
Pool # ZS7344, 3.00%, 1/1/2031	11,499	10,919
Pool # ZK8739, 3.00%, 5/1/2032	8,422	7,951
Pool # SB0722, 3.00%, 4/1/2033	4,900	4,653
Pool # ZS8076, 4.00%, 7/1/2033	1,470	1,433
Pool # ZS8124, 4.00%, 8/1/2033	2,288	2,243
SEE NOTES TO FINANCIAL STATEMENTS.

268	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # ZT1412, 4.00%, 11/1/2033	14,080	13,680
Pool # SB1084, 3.00%, 3/1/2035 (e)	15,693	14,953
Pool # SB0754, 2.00%, 3/1/2036	966	859
FHLMC UMBS, 20 Year
Pool # ZT2375, 4.00%, 3/1/2032	9,463	9,200
Pool # ZT1674, 5.00%, 2/1/2035	2,909	2,896
Pool # SC0379, 4.50%, 4/1/2035	3,877	3,810
Pool # ZT1808, 3.50%, 5/1/2037	8,481	8,043
FHLMC UMBS, 30 Year Pool # SD4986, 5.50%, 11/1/2052	6,566	6,667
FNMA
Pool # 325081, ARM, 6.72%, 10/1/2025 (c)	1	1
Pool # 409902, ARM, 4.49%, 6/1/2027 (c)	4	4
Pool # 52597, ARM, 4.44%, 7/1/2027 (c)	1	1
Pool # 810896, ARM, 7.35%, 1/1/2035 (c)	16	17
Pool # 865095, ARM, 6.68%, 10/1/2035 (c)	184	183
Pool # 877009, ARM, 6.42%, 3/1/2036 (c)	199	201
Pool # AD0295, ARM, 6.43%, 3/1/2036 (c)	220	220
Pool # 894571, ARM, 6.70%, 3/1/2036 (c)	487	507
Pool # 895687, ARM, 7.63%, 5/1/2036 (c)	32	33
Pool # 882099, ARM, 5.03%, 7/1/2036 (c)	63	63
Pool # 884722, ARM, 5.24%, 8/1/2036 (c)	28	28
Pool # 745858, ARM, 5.77%, 8/1/2036 (c)	19	20
Pool # 886558, ARM, 6.02%, 8/1/2036 (c)	136	137
Pool # 887714, ARM, 6.17%, 8/1/2036 (c)	49	49
Pool # 882241, ARM, 5.91%, 10/1/2036 (c)	105	104
Pool # 905593, ARM, 5.81%, 12/1/2036 (c)	11	11
Pool # AD0296, ARM, 5.86%, 12/1/2036 (c)	351	349
Pool # 870920, ARM, 5.87%, 12/1/2036 (c)	15	15
Pool # 905196, ARM, 6.29%, 12/1/2036 (c)	14	14
Pool # 888143, ARM, 5.81%, 1/1/2037 (c)	38	38
Pool # 920954, ARM, 7.30%, 1/1/2037 (c)	298	302
Pool # 913984, ARM, 7.18%, 2/1/2037 (c)	163	165
Pool # 910178, ARM, 6.37%, 3/1/2037 (c)	301	301
Pool # 888750, ARM, 5.33%, 4/1/2037 (c)	36	36
Pool # 936588, ARM, 7.01%, 4/1/2037 (c)	56	57
Pool # 944105, ARM, 5.53%, 7/1/2037 (c)	4	4
Pool # 948208, ARM, 7.12%, 7/1/2037 (c)	231	233
Pool # 950385, ARM, 6.57%, 8/1/2037 (c)	2	2
Pool # 950382, ARM, 6.70%, 8/1/2037 (c)	506	509
Pool # AD0081, ARM, 5.53%, 11/1/2037 (c)	60	60
Pool # 952182, ARM, 5.95%, 11/1/2037 (c)	113	113
Pool # 995108, ARM, 6.02%, 11/1/2037 (c)	296	302
Pool # 966911, ARM, 6.04%, 12/1/2037 (c)	35	35
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA UMBS, 10 Year
Pool # MA2233, 2.50%, 4/1/2025	12	12
Pool # MA4040, 2.00%, 6/1/2030	374	348
Pool # MA4332, 2.00%, 5/1/2031	14,040	13,000
Pool # MA4367, 1.50%, 6/1/2031	18,411	16,737
Pool # BP3513, 2.00%, 6/1/2031	1,110	1,027
Pool # FS0868, 2.50%, 3/1/2032	2,798	2,609
Pool # MA4637, 3.00%, 6/1/2032	733	691
Pool # MA5079, 5.00%, 6/1/2033	2,065	2,058
Pool # MA5117, 4.50%, 7/1/2033	2,208	2,171
FNMA UMBS, 15 Year
Pool # 931730, 5.00%, 8/1/2024	6	6
Pool # AD0365, 5.50%, 9/1/2024	—	—
Pool # AD0662, 5.50%, 1/1/2025	6	6
Pool # AL2193, 5.50%, 7/1/2025	2	2
Pool # AJ5336, 3.00%, 11/1/2026	26	26
Pool # AK0971, 3.00%, 2/1/2027	28	27
Pool # AO0800, 3.00%, 4/1/2027	40	38
Pool # AP7842, 3.00%, 9/1/2027	32	31
Pool # AL3439, 4.00%, 9/1/2027	134	132
Pool # AL4307, 4.00%, 10/1/2028	316	309
Pool # AL6105, 4.00%, 12/1/2029	23	22
Pool # AZ0888, 3.50%, 7/1/2030	2,848	2,753
Pool # AZ8018, 3.00%, 9/1/2030	3,808	3,627
Pool # FM9465, 3.00%, 1/1/2031	3,831	3,684
Pool # FM3524, 3.00%, 4/1/2032	6,060	5,798
Pool # BN6225, 3.50%, 3/1/2034	3,031	2,898
Pool # CA4258, 2.50%, 10/1/2034	4,605	4,186
Pool # FS4368, 4.00%, 11/1/2034	28,870	28,076
Pool # FS4292, 3.00%, 2/1/2035	3,361	3,196
Pool # FS3924, 3.00%, 6/1/2035	20,657	19,631
Pool # FS4504, 3.50%, 9/1/2035	5,796	5,592
Pool # FS4848, 3.00%, 7/1/2036	3,514	3,317
Pool # FS4430, 3.50%, 1/1/2037	4,922	4,741
FNMA UMBS, 20 Year
Pool # 256714, 5.50%, 5/1/2027	70	69
Pool # MA0214, 5.00%, 10/1/2029	481	478
Pool # AD5474, 5.00%, 5/1/2030	178	177
Pool # MA0534, 4.00%, 10/1/2030	71	69
Pool # AL4165, 4.50%, 1/1/2031	403	396
Pool # MA0804, 4.00%, 7/1/2031	80	78
Pool # MA0792, 4.50%, 7/1/2031	694	684
Pool # MA3894, 4.00%, 9/1/2031	104	101
Pool # 890653, 4.50%, 1/1/2032	342	337
Pool # AL5958, 4.00%, 3/1/2032	798	775
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	269

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # MA1037, 3.00%, 4/1/2032	725	681
Pool # AL1722, 4.50%, 4/1/2032	59	58
Pool # AB5811, 3.00%, 8/1/2032	1,048	984
Pool # AL7474, 3.50%, 10/1/2032	656	625
Pool # MA1270, 2.50%, 11/1/2032	461	425
Pool # AL3190, 4.00%, 12/1/2032	312	302
Pool # MA1802, 3.00%, 1/1/2034	566	525
Pool # BM4298, 3.50%, 4/1/2034	10,142	9,639
Pool # AL8051, 4.00%, 5/1/2034	2,695	2,610
Pool # AL5373, 4.50%, 5/1/2034	308	303
Pool # MA1922, 4.00%, 6/1/2034	15,643	15,092
Pool # BM4606, 4.00%, 1/1/2036	11,417	11,062
Pool # MA2587, 3.50%, 4/1/2036	1,674	1,583
Pool # FM2477, 3.00%, 5/1/2036	2,454	2,295
Pool # AS7789, 3.00%, 8/1/2036	3,044	2,801
Pool # FM6297, 3.50%, 12/1/2036	2,573	2,445
Pool # FS0448, 3.00%, 1/1/2037	6,158	5,752
Pool # BM1370, 3.00%, 4/1/2037	1,499	1,375
Pool # BJ2544, 3.00%, 12/1/2037	1,118	1,015
Pool # FM2922, 3.00%, 2/1/2038	1,756	1,638
Pool # FS4583, 4.00%, 6/1/2038	1,821	1,758
Pool # FS1689, 4.50%, 4/1/2039	1,528	1,503
Pool # FS4048, 4.50%, 4/1/2039	12,122	11,922
FNMA UMBS, 30 Year
Pool # 250511, 6.50%, 3/1/2026	—	—
Pool # 555889, 8.00%, 12/1/2030	5	5
Pool # 254548, 5.50%, 12/1/2032	637	647
Pool # 555458, 5.50%, 5/1/2033	1,258	1,277
Pool # AB0054, 4.50%, 12/1/2034	1,698	1,650
Pool # 735503, 6.00%, 4/1/2035	921	948
Pool # 745275, 5.00%, 2/1/2036	1,576	1,564
Pool # 889118, 5.50%, 4/1/2036	1,727	1,753
Pool # 889209, 5.00%, 5/1/2036	90	90
Pool # 745948, 6.50%, 10/1/2036	137	142
Pool # 889494, 5.50%, 1/1/2037	121	123
Pool # AD0249, 5.50%, 4/1/2037	1,220	1,239
Pool # 995024, 5.50%, 8/1/2037	190	193
Pool # FS4003, 5.50%, 8/1/2037	6,656	6,758
Pool # 950302, 7.00%, 8/1/2037	308	317
Pool # 888890, 6.50%, 10/1/2037	396	415
Pool # 929005, 6.00%, 1/1/2038	248	256
Pool # 890268, 6.50%, 10/1/2038	711	734
Pool # 995149, 6.50%, 10/1/2038	428	436
Pool # AL7521, 5.00%, 6/1/2039	235	233
Pool # AC3237, 5.00%, 10/1/2039	116	115
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AB2025, 5.00%, 1/1/2040	631	627
Pool # AD6431, 4.50%, 6/1/2040	126	122
Pool # AK6740, 4.00%, 3/1/2042	1,337	1,266
Pool # AO7185, 4.00%, 9/1/2042	663	622
Pool # AL7590, 3.50%, 10/1/2045	611	556
Pool # FS5552, 5.00%, 12/1/2047	6,275	6,227
Pool # FS6870, 5.50%, 11/1/2052	4,342	4,408
FNMA, 30 Year Pool # 801357, 5.50%, 8/1/2034	33	32
FNMA, Other
Pool # AN0254, 2.97%, 12/1/2025	4,786	4,615
Pool # AN1461, 2.59%, 5/1/2026	10,000	9,509
Pool # AN1613, 2.55%, 7/1/2026	9,632	9,142
Pool # BL4482, 2.19%, 11/1/2026	10,222	9,547
Pool # AM8146, 2.78%, 2/1/2027	7,362	6,967
Pool # AN5041, 3.08%, 3/1/2027	5,124	4,884
Pool # AN6585, 2.84%, 9/1/2027	6,558	6,155
Pool # AN6586, 2.84%, 9/1/2027	6,000	5,632
Pool # AN7079, 2.80%, 10/1/2027	2,763	2,593
Pool # AN7169, 2.83%, 10/1/2027	5,378	5,040
Pool # BL9763, 1.24%, 12/1/2027	2,500	2,195
Pool # AB7351, 2.50%, 12/1/2027	345	330
Pool # AQ8837, 2.50%, 12/1/2027	230	221
Pool # AQ9357, 2.50%, 1/1/2028	127	121
Pool # AQ9760, 2.50%, 2/1/2028	621	591
Pool # MA1360, 2.50%, 2/1/2028	706	675
Pool # BS1625, 1.35%, 4/1/2028	5,068	4,450
Pool # BS8763, 4.50%, 6/1/2028	1,335	1,322
Pool # BS9129, 4.39%, 7/1/2028	3,798	3,743
Pool # MA1557, 3.00%, 8/1/2028	133	128
Pool # AN9814, 3.63%, 8/1/2028	3,608	3,453
Pool # BM7222, 3.50%, 10/1/2029	3,567	3,454
Pool # BM7221, 3.00%, 2/1/2031	7,341	7,072
Pool # BK4847, 2.50%, 4/1/2033	199	191
Pool # BM6947, 3.50%, 7/1/2033	3,012	2,881
Pool # BM6595, 4.00%, 6/1/2037	1,787	1,727
Pool # BF0194, 4.50%, 7/1/2040	2,248	2,151
Pool # BF0238, 4.50%, 8/1/2041	13,427	13,154
Pool # MA0896, 4.00%, 11/1/2041	294	274
Pool # MA1188, 3.00%, 9/1/2042	1,578	1,390
Pool # MA1349, 3.00%, 2/1/2043	1,560	1,366
Pool # MA1371, 3.00%, 3/1/2043	522	457
Pool # MA1433, 3.00%, 5/1/2043	684	599
Pool # MA1510, 4.00%, 7/1/2043	733	691
Pool # AL6167, 3.50%, 1/1/2044	1,111	1,010
Pool # BM3994, 3.50%, 1/1/2044	1,430	1,301
SEE NOTES TO FINANCIAL STATEMENTS.

270	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # AL6854, 3.00%, 2/1/2044	2,072	1,829
Pool # AL7826, 3.50%, 1/1/2046	1,645	1,554
Pool # MA2621, 3.50%, 5/1/2046	325	288
Pool # MA2744, 3.50%, 9/1/2046	815	721
Pool # BH8493, 3.00%, 11/1/2047	1,105	949
Pool # MA3197, 3.00%, 11/1/2047	592	509
Pool # BM5053, 3.00%, 4/1/2048	434	383
Pool # BF0573, 5.50%, 12/1/2048	13,687	13,634
Pool # BM6073, 3.00%, 7/1/2049	966	853
Pool # MA3876, 3.00%, 12/1/2049	2,088	1,756
Pool # MA3913, 3.00%, 1/1/2050	998	839
Pool # CA5133, 3.00%, 2/1/2050	507	427
Pool # MA3971, 3.00%, 3/1/2050	3,180	2,674
Pool # CA5979, 3.00%, 5/1/2050	456	384
Pool # MA4029, 3.00%, 5/1/2050	417	351
Pool # MA4057, 2.50%, 6/1/2050	779	628
Pool # CA6065, 3.00%, 6/1/2050	385	324
Pool # MA4058, 3.00%, 6/1/2050	322	271
Pool # CA6385, 3.00%, 7/1/2050	493	415
GNMA I, 15 Year Pool # 783929, 4.00%, 5/15/2026	11	11
GNMA I, 30 Year
Pool # 780115, 8.50%, 4/15/2025	—	—
Pool # 423946, 9.00%, 10/15/2026	—	—
Pool # 786458, 5.50%, 3/15/2033	3,275	3,326
Pool # 784278, 5.50%, 1/15/2034	2,330	2,375
Pool # 687926, 6.50%, 9/15/2038	1,023	1,055
Pool # 785282, 4.25%, 10/15/2040	8,030	7,593
Pool # 785859, 5.50%, 6/15/2041	25,167	25,657
Pool # AE7700, 3.50%, 8/15/2043	440	409
GNMA II
Pool # 8746, ARM, 3.75%, 11/20/2025 (c)	5	5
Pool # 8790, ARM, 3.62%, 1/20/2026 (c)	2	2
Pool # 80053, ARM, 3.62%, 3/20/2027 (c)	—	—
Pool # 80152, ARM, 3.62%, 1/20/2028 (c)	—	—
GNMA II, 15 Year
Pool # 5136, 4.00%, 8/20/2026	22	22
Pool # 5208, 3.00%, 10/20/2026	386	376
Pool # 5277, 3.50%, 1/20/2027	85	83
Pool # MA3495, 2.50%, 3/20/2031	8,372	7,853
Pool # MA3638, 2.50%, 5/20/2031	4,478	4,190
GNMA II, 30 Year
Pool # 1989, 8.50%, 4/20/2025	1	1
Pool # 2285, 8.00%, 9/20/2026	2	2
Pool # 2499, 8.00%, 10/20/2027	1	1
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 2525, 8.00%, 12/20/2027	—	—
Pool # 2646, 7.50%, 9/20/2028	2	2
Pool # 4224, 7.00%, 8/20/2038	426	438
Pool # 4245, 6.00%, 9/20/2038	616	647
Pool # 4247, 7.00%, 9/20/2038	885	909
Pool # MA8619, 6.50%, 11/20/2038 (e)	3,119	3,221
GNMA II, Other Pool # MA6081, 3.50%, 8/20/2049	703	630
Total Mortgage-Backed Securities (Cost $655,911)		638,326
Collateralized Mortgage Obligations — 8.4%
Alternative Loan Trust Series 2003-J3, Class 2A1, 6.25%, 12/25/2033	5	5
Angel Oak Mortgage Trust Series 2020-5, Class A1, 1.37%, 5/25/2065 (a) (c)	1,134	1,047
ANTLR Mortgage Trust Series 2021-RTL1, Class A1, 3.12%, 11/25/2024 (a) (d)	500	499
Bear Stearns ARM Trust Series 2003-7, Class 3A, 5.62%, 10/25/2033 (c)	10	10
CHL Mortgage Pass-Through Trust Series 2004-8, Class 2A1, 4.50%, 6/25/2019 ‡	2	1
Citigroup Mortgage Loan Trust Series 2004-UST1, Class A6, 5.91%, 8/25/2034 (c)	110	99
Citigroup Mortgage Loan Trust, Inc. Series 2003-UP3, Class A1, 7.00%, 9/25/2033	1	2
Connecticut Avenue Securities Trust
Series 2021-R01, Class 1M1, 6.07%, 10/25/2041 (a) (c)	41	41
Series 2022-R02, Class 2M2, 8.32%, 1/25/2042 (a) (c)	1,775	1,820
CSFB Mortgage-Backed Pass-Through Certificates Series 2004-8, Class 6A1, 4.50%, 12/25/2019 ‡	67	55
CSMC Mortgage-Backed Trust Series 2007-5, Class 5A5, 5.50%, 4/1/2037 (c)	285	32
CSMC Trust Series 2021-RPL1, Class A1, 4.04%, 9/27/2060 (a) (c)	8,504	8,217
FHLMC - GNMA Series 56, Class Z, 7.50%, 9/20/2026	6	6
FHLMC Structured Pass-Through Securities Certificates Series T-20, Class A6, 7.99%, 9/25/2029 (d)	—	—
FHLMC, Reference REMIC Series R005, Class ZA, 5.50%, 2/15/2036	2,131	2,161
FHLMC, REMIC
Series 2790, Class TN, 4.00%, 5/15/2024	2	2
Series 1754, Class Z, 8.50%, 9/15/2024	1	1
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	271

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 1779, Class Z, 8.50%, 4/15/2025	5	5
Series 4303, Class VA, 3.50%, 5/15/2025	132	130
Series 3005, Class ED, 5.00%, 7/15/2025	87	86
Series 3826, Class BK, 3.00%, 3/15/2026	114	112
Series 3864, Class PG, 3.50%, 5/15/2026	19	18
Series 3887, Class GM, 4.00%, 7/15/2026 (d)	24	23
Series 3903, Class GB, 4.00%, 8/15/2026	67	67
Series 3909, Class HG, 4.00%, 8/15/2026 (d)	72	71
Series 1888, Class Z, 7.00%, 8/15/2026	11	11
Series 3936, Class AB, 3.00%, 10/15/2026	165	160
Series 3946, Class BU, 3.00%, 10/15/2026	57	56
Series 3996, Class BA, 1.50%, 2/15/2027	45	43
Series 4015, Class GL, 2.25%, 3/15/2027	48	46
Series 4020, Class N, 3.00%, 3/15/2027	28	27
Series 4054, Class AE, 1.50%, 4/15/2027	90	86
Series 4029, Class LY, 3.00%, 4/15/2027	1,000	963
Series 4039, Class AB, 1.50%, 5/15/2027	98	94
Series 4039, Class PB, 1.50%, 5/15/2027	311	295
Series 4043, Class PB, 1.50%, 5/15/2027	230	219
Series 4097, Class HJ, 1.50%, 8/15/2027	354	336
Series 4089, Class AI, IO, 3.00%, 8/15/2027	1,480	46
Series 4103, Class HA, 2.50%, 9/15/2027	108	104
Series 4361, Class CA, 2.50%, 9/15/2027	248	239
Series 4131, Class BC, 1.25%, 11/15/2027	70	66
Series 4129, Class AP, 1.50%, 11/15/2027	399	376
Series 4141, Class BI, IO, 2.50%, 12/15/2027	1,729	54
Series 4304, Class DW, 2.50%, 12/15/2027	984	944
Series 4207, Class JD, 1.50%, 5/15/2028	96	91
Series 4217, Class UD, 1.75%, 6/15/2028	165	156
Series 2090, Class F, 5.64%, 10/15/2028 (c)	14	14
Series 3523, Class MX, 4.50%, 4/15/2029	53	52
Series 4338, Class GE, 2.50%, 5/15/2029	30	29
Series 2995, Class FT, 5.69%, 5/15/2029 (c)	75	75
Series 3721, Class DG, 2.75%, 9/15/2030	125	118
Series 3775, Class DB, 4.00%, 12/15/2030	238	233
Series 3779, Class LB, 4.00%, 12/15/2030	259	253
Series 2303, Class FY, 5.74%, 4/15/2031 (c)	73	72
Series 2326, Class ZQ, 6.50%, 6/15/2031	76	77
Series 2362, Class F, 5.84%, 9/15/2031 (c)	29	29
Series 2500, Class FD, 5.94%, 3/15/2032 (c)	104	104
Series 4170, Class QE, 2.00%, 5/15/2032	51	49
Series 4094, Class BF, 5.84%, 8/15/2032 (c)	274	274
Series 2492, Class GH, 6.00%, 8/15/2032	155	158
Series 4120, Class KA, 1.75%, 10/15/2032	406	377
Series 4142, Class PG, 2.00%, 12/15/2032	45	42
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2711, Class FC, 6.34%, 2/15/2033 (c)	658	665
Series 2602, Class FH, 5.75%, 4/15/2033 (c)	126	125
Series 4206, Class DZ, 3.00%, 5/15/2033	515	468
Series 4423, Class VN, 3.00%, 5/15/2033	1,100	1,061
Series 2617, Class Z, 5.50%, 5/15/2033	2,778	2,760
Series 2662, Class MT, 4.50%, 8/15/2033	38	37
Series 4620, IO, 5.00%, 9/15/2033	242	34
Series 4255, Class LZ, 3.00%, 10/15/2033	8,859	8,298
Series 3005, Class PV, IF, 4.18%, 10/15/2033 (c)	1	1
Series 2686, Class KZ, 4.50%, 10/15/2033	530	505
Series 2693, Class Z, 5.50%, 10/15/2033	115	114
Series 2727, Class PM, 4.50%, 1/15/2034	661	643
Series 2736, Class PE, 5.00%, 1/15/2034	2,657	2,648
Series 4301, Class UL, 3.50%, 2/15/2034	8,203	7,809
Series 2806, Class FA, 6.44%, 2/15/2034 (c)	203	196
Series 2989, Class MU, IF, IO, 1.56%, 7/15/2034 (c)	840	38
Series 3204, Class ZM, 5.00%, 8/15/2034	415	410
Series 2963, Class ZG, 5.00%, 11/15/2034	364	359
Series 2901, Class S, IF, 4.63%, 12/15/2034 (c)	302	298
Series 2898, Class PG, 5.00%, 12/15/2034	542	540
Series 3003, Class LD, 5.00%, 12/15/2034	88	88
Series 2933, Class EM, 5.50%, 1/15/2035	47	47
Series 4265, Class FD, 5.84%, 1/15/2035 (c)	216	213
Series 2929, Class PG, 5.00%, 2/15/2035	63	63
Series 2941, Class Z, 4.50%, 3/15/2035	1,173	1,116
Series 2953, Class PG, 5.50%, 3/15/2035	222	225
Series 2976, Class HZ, 4.50%, 5/15/2035	195	185
Series 3002, Class BN, 5.00%, 7/15/2035	186	183
Series 3013, Class HZ, 5.00%, 8/15/2035	618	610
Series 3036, Class NE, 5.00%, 9/15/2035	75	75
Series 3101, Class UZ, 6.00%, 1/15/2036	152	156
Series 3174, Class LF, 5.79%, 5/15/2036 (c)	112	111
Series 3662, Class ZB, 5.50%, 8/15/2036	119	121
Series 4646, Class JV, 3.50%, 11/15/2036	6,446	6,182
Series 3688, Class NB, 4.50%, 11/15/2036	492	478
Series 3855, Class AM, 6.50%, 11/15/2036	1,223	1,242
Series 3704, Class CZ, 4.00%, 12/15/2036	1,227	1,176
Series 3249, Class CL, 4.25%, 12/15/2036	775	751
Series 3258, Class PM, 5.50%, 12/15/2036	265	265
Series 5280, Class T, 5.50%, 1/25/2037	21,379	21,713
Series 3305, Class IW, IF, IO, 1.01%, 4/15/2037 (c)	246	7
Series 3318, Class HF, 5.70%, 5/15/2037 (c)	109	106
SEE NOTES TO FINANCIAL STATEMENTS.

272	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 3724, Class CM, 5.50%, 6/15/2037	253	257
Series 3326, Class FG, 5.79%, 6/15/2037 (c)	438	429
Series 3351, Class ZC, 5.50%, 7/15/2037	994	1,001
Series 3420, Class EI, IO, 1.12%, 8/15/2037 (d)	2,198	97
Series 3429, Class S, IF, IO, 1.38%, 3/15/2038 (c)	390	29
Series 3447, Class DB, 5.00%, 5/15/2038	1,219	1,215
Series 3459, Class MB, 5.00%, 6/15/2038	82	82
Series 3575, Class ZA, 5.00%, 6/15/2038	3,128	3,092
Series 3546, Class A, 5.31%, 2/15/2039 (c)	318	320
Series 3540, Class A, 5.00%, 5/15/2039	166	162
Series 4346, Class A, 3.50%, 7/15/2039	45	44
Series 3597, Class HM, 4.50%, 8/15/2039	82	81
Series 3569, Class NY, 5.00%, 8/15/2039	435	435
Series 3572, Class JS, IF, IO, 1.36%, 9/15/2039 (c)	233	14
Series 4212, Class LA, 3.00%, 10/15/2039	146	144
Series 3585, Class KW, 4.50%, 10/15/2039	1,286	1,254
Series 3609, Class SA, IF, IO, 0.90%, 12/15/2039 (c)	1,404	68
Series 3632, Class PK, 5.00%, 2/15/2040	226	225
Series 3656, Class PM, 5.00%, 4/15/2040	2,036	2,017
Series 3786, Class NA, 4.50%, 7/15/2040	61	60
Series 3726, Class PA, 3.00%, 8/15/2040	92	90
Series 3706, Class P, 4.00%, 8/15/2040	2,750	2,588
Series 4655, Class DJ, 3.00%, 10/15/2040	1,899	1,751
Series 4088, Class LE, 4.00%, 10/15/2040	62	61
Series 4318, Class KZ, 4.00%, 12/15/2040	2,248	2,149
Series 3769, Class ZC, 4.50%, 12/15/2040	1,016	980
Series 3803, Class FY, 5.84%, 1/15/2041 (c)	29	29
Series 3822, Class ZG, 4.00%, 2/15/2041	5,898	5,638
Series 4080, Class DA, 2.00%, 3/15/2041	180	167
Series 3862, Class GA, 4.00%, 4/15/2041	171	163
Series 3844, Class FA, 5.89%, 4/15/2041 (c)	196	193
Series 4074, Class PA, 3.00%, 5/15/2041	312	303
Series 3859, Class JB, 5.00%, 5/15/2041	272	271
Series 4150, Class JE, 2.00%, 6/15/2041	647	598
Series 3884, Class BL, 4.50%, 6/15/2041	4,383	4,237
Series 3939, Class BZ, 4.50%, 6/15/2041	2,041	1,963
Series 3881, Class AT, 5.85%, 6/15/2041	18,908	19,472
Series 4150, Class FN, 5.74%, 7/15/2041 (c)	305	302
Series 4152, Class LE, 1.75%, 8/15/2041	2,591	2,348
Series 3904, Class HC, 4.00%, 8/15/2041	601	565
Series 3906, Class B, 4.00%, 8/15/2041	2,660	2,494
Series 4150, Class FY, 5.74%, 8/15/2041 (c)	299	296
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3952, Class BQ, 2.00%, 10/15/2041	2,329	2,049
Series 3947, Class BH, 2.50%, 10/15/2041	2,967	2,559
Series 3934, Class KB, 5.00%, 10/15/2041	456	446
Series 3966, Class VZ, 4.00%, 12/15/2041	775	731
Series 4550, Class NA, 3.00%, 1/15/2042	357	346
Series 4122, Class PA, 1.50%, 2/15/2042	223	206
Series 4144, Class KD, 1.75%, 3/15/2042	429	382
Series 4215, Class NA, 3.00%, 4/15/2042	107	102
Series 4088, Class BP, 3.00%, 8/15/2042	3,435	3,037
Series 4143, Class AE, 2.00%, 9/15/2042	1,400	1,280
Series 4158, Class TC, 1.75%, 12/15/2042	209	190
Series 4247, Class AK, 4.50%, 12/15/2042	244	241
Series 4158, Class LD, 2.00%, 1/15/2043	432	369
Series 4199, Class YZ, 3.50%, 5/15/2043	3,673	3,369
Series 4302, Class MA, 3.00%, 7/15/2043	917	886
Series 4314, Class LP, 3.50%, 7/15/2043	27	26
Series 4558, Class DA, 3.50%, 7/15/2043	125	124
Series 5115, Class FD, 4.00%, 8/15/2043 (c)	7,003	6,578
Series 4311, Class ED, 2.75%, 9/15/2043	57	55
Series 4480, Class LA, 3.50%, 9/15/2043	103	101
Series 4330, Class PE, 3.00%, 11/15/2043	106	101
Series 4286, Class MP, 4.00%, 12/15/2043	340	318
Series 4316, Class DZ, 3.00%, 3/15/2044	3,365	2,979
Series 4338, Class A, 2.50%, 5/15/2044	363	339
Series 4505, Class P, 3.50%, 5/15/2044	934	890
Series 4571, Class EB, 3.50%, 5/15/2044	1,910	1,813
Series 4360, Class PZ, 3.00%, 7/15/2044	1,235	1,086
Series 4417, Class PZ, 3.00%, 12/15/2044	3,184	2,811
Series 4545, Class PG, 3.00%, 12/15/2044	409	389
Series 4745, Class EC, 3.00%, 12/15/2044	1,176	1,125
Series 4425, Class TA, 2.00%, 1/15/2045	300	246
Series 4461, Class LZ, 3.00%, 3/15/2045	3,934	3,424
Series 4457, Class KZ, 3.00%, 4/15/2045	7,819	6,828
Series 4478, Class PC, 2.00%, 5/15/2045	869	736
Series 4631, Class PA, 3.00%, 5/15/2045	1,843	1,669
Series 4664, Class PH, 3.50%, 5/15/2045	821	789
Series 4698, Class DA, 4.50%, 5/15/2045	1,653	1,591
Series 4759, Class MA, 3.00%, 9/15/2045	62	59
Series 4591, Class QE, 2.75%, 4/15/2046	188	165
Series 4574, Class YH, 3.00%, 4/15/2046	284	249
Series 4774, Class LP, 3.50%, 9/15/2046	2,788	2,664
Series 4714, Class PA, 3.00%, 11/15/2046	1,679	1,527
Series 4657, Class VZ, 3.00%, 2/15/2047	9,912	8,627
Series 4830, Class AP, 4.00%, 2/15/2047	907	854
Series 4675, Class EZ, 3.50%, 4/15/2047	1,651	1,424
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	273

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 4682, Class LC, 2.50%, 5/15/2047	480	407
Series 4682, Class AP, 3.00%, 5/15/2047	630	546
Series 4703, Class KZ, 3.50%, 7/15/2047	5,780	5,124
Series 4740, Class JA, 3.00%, 10/15/2047	1,652	1,437
Series 4749, Class ZL, 3.50%, 12/15/2047	16,174	14,399
Series 4936, Class AP, 2.50%, 9/25/2048	237	211
Series 4941, Class NP, 2.50%, 5/25/2049	789	660
Series 4922, Class GE, 2.50%, 7/25/2049	774	661
Series 4952, Class PA, 2.50%, 2/25/2050	1,206	1,019
FHLMC, STRIPS
Series 302, Class 350, 3.50%, 2/15/2028	110	107
Series 218, PO, 2/1/2032	67	57
Series 290, Class 200, 2.00%, 11/15/2032	336	306
Series 277, Class 30, 3.00%, 9/15/2042	2,440	2,164
Series 359, Class 350, 3.50%, 10/15/2047	1,401	1,287
FNMA, REMIC
Series 2001-40, PO, 4/25/2024	—	—
Series G94-6, Class PJ, 8.00%, 5/17/2024	—	—
Series 2010-38, Class B, 4.00%, 4/25/2025	—	—
Series 2011-48, Class CN, 4.00%, 6/25/2026 (d)	24	24
Series 2011-61, Class B, 3.00%, 7/25/2026	126	123
Series 2011-72, Class KB, 3.50%, 8/25/2026	148	145
Series 2012-32, Class DE, 3.00%, 12/25/2026	34	33
Series 2012-26, Class CA, 2.50%, 3/25/2027	238	229
Series 2012-46, Class KI, IO, 3.50%, 5/25/2027	2,382	70
Series 2012-102, Class IB, IO, 3.50%, 9/25/2027	1,351	47
Series 2012-127, Class AC, 1.50%, 11/25/2027	260	247
Series 2012-124, Class HG, 2.00%, 11/25/2027	117	111
Series 2013-5, Class DA, 1.50%, 2/25/2028	139	131
Series 2013-13, Class KD, 1.50%, 3/25/2028	138	130
Series 2008-72, IO, 5.00%, 8/25/2028	—	—
Series 2013-137, Class BA, 1.50%, 1/25/2029	247	231
Series 2009-15, Class AC, 5.50%, 3/25/2029	485	484
Series 2009-58, Class B, 4.50%, 8/25/2029	605	598
Series 2010-14, Class AC, 4.00%, 3/25/2030	127	124
Series 2010-92, Class B, 4.50%, 8/25/2030	2,000	1,976
Series 2016-8, Class CA, 2.00%, 3/25/2031	10,361	9,628
Series 2001-38, Class EA, PO, 8/25/2031	17	16
Series 2015-89, Class KE, 2.00%, 11/25/2031	64	59
Series 2012-98, Class QG, 1.75%, 1/25/2032	169	163
Series 2001-81, Class HE, 6.50%, 1/25/2032	1,401	1,442
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2002-34, Class FA, 5.94%, 5/18/2032 (c)	56	55
Series 2013-109, Class BA, 3.00%, 10/25/2032	459	442
Series 2002-64, Class PG, 5.50%, 10/25/2032	1,159	1,166
Series 2004-61, Class FH, 6.24%, 11/25/2032 (c)	615	619
Series 2002-77, Class TF, 6.44%, 12/18/2032 (c)	113	115
Series 2002-77, Class QG, 5.50%, 12/25/2032	255	257
Series 2002-84, Class DZ, 5.50%, 12/25/2032	141	141
Series 2002-94, Class BZ, 5.50%, 1/25/2033	734	728
Series 2013-18, Class TG, 2.00%, 2/25/2033	266	250
Series 2003-7, Class FB, 6.19%, 2/25/2033 (c)	161	162
Series 2013-31, Class NL, 4.00%, 4/25/2033	330	320
Series 2003-42, Class CI, IO, 6.50%, 5/25/2033	119	14
Series 2003-63, Class A7, 5.50%, 6/25/2033	1,322	1,323
Series 2003-49, IO, 6.50%, 6/25/2033	169	27
Series 2013-69, Class L, 3.00%, 7/25/2033	10,000	9,291
Series 2003-58, Class GL, 3.50%, 7/25/2033	87	83
Series 2013-133, Class WA, 3.00%, 8/25/2033	1,564	1,491
Series 2003-84, Class PZ, 5.00%, 9/25/2033	44	43
Series 2013-100, Class WB, 3.00%, 10/25/2033	5,843	5,499
Series 2003-107, Class ZD, 6.00%, 11/25/2033	987	1,005
Series 2013-126, Class JZ, 3.50%, 12/25/2033	16,391	15,554
Series 2004-38, Class AO, PO, 5/25/2034	1,683	1,255
Series 2004-72, Class F, 5.94%, 9/25/2034 (c)	71	71
Series 2004-91, Class BR, 5.50%, 12/25/2034	49	50
Series 2004-90, Class ZU, 6.00%, 12/25/2034	773	794
Series 2005-5, Class PA, 5.00%, 1/25/2035	237	232
Series 2004-101, Class AR, 5.50%, 1/25/2035	6	6
Series 2005-27, Class HZ, 5.00%, 4/25/2035	1,383	1,364
Series 2005-31, Class PB, 5.50%, 4/25/2035	531	533
Series 2005-38, Class FK, 5.74%, 5/25/2035 (c)	282	279
Series 2015-41, Class CA, 3.00%, 6/25/2035	423	394
Series 2005-55, Class PN, 5.50%, 7/25/2035	1,476	1,474
Series 2005-64, Class PL, 5.50%, 7/25/2035	39	39
Series 2005-66, Class PF, 5.69%, 7/25/2035 (c)	81	80
Series 2005-103, Class BT, IF, 6.50%, 7/25/2035 (c)	183	180
Series 2006-4, Class PB, 6.00%, 9/25/2035	5	5
Series 2005-88, Class ZC, 5.00%, 10/25/2035	1,665	1,647
Series 2007-109, Class VZ, 5.00%, 10/25/2035	1,242	1,225
Series 2005-84, Class MB, 5.75%, 10/25/2035	470	472
SEE NOTES TO FINANCIAL STATEMENTS.

274	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2010-39, Class FT, 6.39%, 10/25/2035 (c)	509	513
Series 2013-114, Class JA, 3.00%, 11/25/2035	15	14
Series 2015-87, Class TB, 4.00%, 11/25/2035	3,190	3,091
Series 2005-101, Class B, 5.00%, 11/25/2035	744	744
Series 2005-99, Class AF, 5.79%, 12/25/2035 (c)	83	82
Series 2014-88, Class ER, 2.50%, 2/25/2036	54	51
Series 2006-14, Class DB, 5.50%, 3/25/2036	265	268
Series 2006-16, Class FC, 5.74%, 3/25/2036 (c)	59	59
Series 2006-27, Class BF, 5.74%, 4/25/2036 (c)	101	100
Series 2006-50, Class PE, 5.00%, 6/25/2036	263	263
Series 2006-46, Class FW, 5.84%, 6/25/2036 (c)	202	199
Series 2006-42, Class PF, 5.85%, 6/25/2036 (c)	145	144
Series 2009-71, Class JT, 6.00%, 6/25/2036	156	161
Series 2006-58, Class ST, IF, IO, 1.71%, 7/25/2036 (c)	355	28
Series 2006-101, Class FC, 5.50%, 7/25/2036 (c)	126	125
Series 2006-101, Class FD, 5.50%, 7/25/2036 (c)	81	80
Series 2006-56, Class DC, 6.09%, 7/25/2036 (c)	190	190
Series 2007-1, Class NF, 5.69%, 2/25/2037 (c)	206	204
Series 2007-22, Class SC, IF, IO, 0.64%, 3/25/2037 (c)	22	—
Series 2007-16, Class FC, 6.19%, 3/25/2037 (c)	13	13
Series 2007-33, Class MS, IF, IO, 1.15%, 4/25/2037 (c)	940	63
Series 2007-57, Class ZE, 4.75%, 5/25/2037	148	148
Series 2007-B2, Class ZA, 5.50%, 6/25/2037	1,509	1,500
Series 2008-5, Class PE, 5.00%, 8/25/2037	79	79
Series 2007-85, Class SH, IF, IO, 1.06%, 9/25/2037 (c)	644	13
Series 2017-59, Class DW, 3.50%, 12/25/2037	59	59
Series 2007-117, Class FM, 6.14%, 1/25/2038 (c)	128	127
Series 2007-117, Class MF, 6.14%, 1/25/2038 (c)	239	238
Series 2008-24, Class PF, 6.09%, 2/25/2038 (c)	39	39
Series 2008-18, Class SE, IF, IO, 0.83%, 3/25/2038 (c)	78	6
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2008-25, Class DZ, 5.75%, 4/25/2038	402	394
Series 2013-96, Class YA, 3.50%, 9/25/2038	27	27
Series 2008-83, Class CA, 6.00%, 9/25/2038	407	421
Series 2009-29, Class LA, 1.18%, 5/25/2039 (c)	836	685
Series 2013-25, Class DC, 2.50%, 6/25/2039	366	342
Series 2009-59, Class HB, 5.00%, 8/25/2039	1,006	1,001
Series 2009-73, Class HJ, 6.00%, 9/25/2039	101	105
Series 2009-70, Class FA, 6.64%, 9/25/2039 (c)	60	60
Series 2009-86, Class PE, 5.00%, 10/25/2039	2,336	2,326
Series 2013-125, Class AB, 4.00%, 11/25/2039	178	169
Series 2009-87, Class B, 4.50%, 11/25/2039	1,053	1,041
Series 2009-112, Class SW, IF, IO, 0.81%, 1/25/2040 (c)	1,871	131
Series 2010-37, Class CY, 5.00%, 4/25/2040	44	44
Series 2011-3, Class KA, 5.00%, 4/25/2040	77	76
Series 2011-61, Class ZA, 5.00%, 4/25/2040	795	784
Series 2010-35, Class KF, 5.94%, 4/25/2040 (c)	134	134
Series 2010-43, Class HJ, 5.50%, 5/25/2040	140	142
Series 2010-64, Class DM, 5.00%, 6/25/2040	505	501
Series 2010-58, Class FA, 5.99%, 6/25/2040 (c)	266	264
Series 2010-58, Class FY, 6.17%, 6/25/2040 (c)	122	121
Series 2010-109, Class M, 3.00%, 9/25/2040	950	904
Series 2010-126, Class LI, IO, 4.00%, 11/25/2040	234	12
Series 2010-154, Class MW, 3.50%, 1/25/2041	3,188	3,012
Series 2011-63, Class LB, 4.00%, 1/25/2041	2,566	2,425
Series 2011-18, Class KY, 4.00%, 3/25/2041	546	523
Series 2011-35, Class PE, 4.00%, 4/25/2041	1,001	943
Series 2011-52, Class GB, 5.00%, 6/25/2041	79	79
Series 2011-53, Class FT, 6.02%, 6/25/2041 (c)	102	101
Series 2011-128, Class KP, 4.50%, 7/25/2041	41	39
Series 2011-59, Class NZ, 5.50%, 7/25/2041	569	580
Series 2012-147, Class NE, 1.75%, 8/25/2041	1,110	1,035
Series 2012-14, Class PA, 2.00%, 8/25/2041	152	140
Series 2013-72, Class LY, 3.50%, 8/25/2041	347	334
Series 2015-45, Class GA, 2.50%, 9/25/2041	274	264
Series 2013-126, Class CA, 4.00%, 9/25/2041	233	222
Series 2011-123, Class BP, 2.00%, 10/25/2041	2,671	2,403
Series 2011-141, Class MA, 3.50%, 10/25/2041	164	158
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	275

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2012-64, Class PK, 4.50%, 12/25/2041	823	801
Series 2012-113, Class DC, 2.25%, 1/25/2042	120	112
Series 2012-27, Class PL, 2.00%, 2/25/2042	156	146
Series 2012-139, Class NY, 5.00%, 2/25/2042	1,295	1,275
Series 2012-133, Class AP, 1.75%, 3/25/2042	3,181	2,814
Series 2012-100, Class TL, 4.00%, 4/25/2042	233	221
Series 2012-80, Class EB, 4.50%, 4/25/2042	111	110
Series 2013-9, Class CB, 5.50%, 4/25/2042	2,257	2,289
Series 2013-73, Class PG, 2.50%, 6/25/2042	682	630
Series 2012-128, Class VF, 5.69%, 6/25/2042 (c)	378	373
Series 2013-93, Class PJ, 3.00%, 7/25/2042	580	546
Series 2013-96, Class FY, 5.79%, 7/25/2042 (c)	174	170
Series 2013-34, Class PC, 2.50%, 8/25/2042	454	419
Series 2014-18, Class DE, 4.00%, 8/25/2042	682	651
Series 2012-94, Class K, 2.00%, 9/25/2042	859	717
Series 2013-60, Class PD, 2.00%, 10/25/2042	486	441
Series 2012-112, Class DA, 3.00%, 10/25/2042	1,765	1,572
Series 2013-81, Class NC, 3.00%, 10/25/2042	337	326
Series 2013-72, Class AF, 5.69%, 11/25/2042 (c)	36	36
Series 2013-6, Class HD, 1.50%, 12/25/2042	314	269
Series 2013-35, Class LP, 3.00%, 1/25/2043	6,100	5,682
Series 2013-61, Class BA, 3.00%, 1/25/2043	1,522	1,396
Series 2013-10, Class PA, 1.50%, 2/25/2043	864	712
Series 2013-10, Class UB, 2.00%, 2/25/2043	986	821
Series 2013-58, Class FP, 5.69%, 2/25/2043 (c)	548	538
Series 2013-18, Class BZ, 3.00%, 3/25/2043	6,864	6,447
Series 2013-100, Class PL, 4.50%, 3/25/2043	613	597
Series 2013-66, Class LB, 1.50%, 4/25/2043	57	53
Series 2013-26, Class ZV, 3.50%, 4/25/2043	11,716	10,558
Series 2013-33, Class UZ, 3.50%, 4/25/2043	8,594	7,866
Series 2013-64, Class PF, 5.69%, 4/25/2043 (c)	474	464
Series 2014-3, Class BL, 2.50%, 6/25/2043	15	15
Series 2013-66, Class MB, 3.00%, 7/25/2043	1,873	1,674
Series 2014-43, Class PZ, 3.00%, 7/25/2043	1,281	1,034
Series 2014-32, Class DK, 3.00%, 8/25/2043	339	320
Series 2013-92, Class DE, 4.00%, 9/25/2043	600	543
Series 2015-34, Class UP, 3.00%, 11/25/2043	579	544
Series 2020-45, Class CB, 2.00%, 2/25/2044	4,020	3,662
Series 2016-80, Class KV, 3.00%, 6/25/2044	3,701	3,545
Series 2014-56, Class Z, 3.50%, 9/25/2044	5,816	5,307
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-74, Class KA, 3.00%, 11/25/2044	155	151
Series 2016-100, Class P, 3.50%, 11/25/2044	59	56
Series 2020-18, Class DC, 2.50%, 2/25/2045	128	125
Series 2015-33, Class DT, 2.50%, 6/25/2045	454	415
Series 2015-51, Class KC, 3.00%, 6/25/2045	261	242
Series 2017-18, Class DA, 3.00%, 8/25/2045	918	877
Series 2016-84, Class LA, 3.00%, 12/25/2045	797	728
Series 2016-2, Class GA, 3.00%, 2/25/2046	1,546	1,422
Series 2016-16, Class AL, 3.00%, 4/25/2046	8,676	7,752
Series 2017-15, Class PE, 3.50%, 4/25/2046	1,057	983
Series 2017-68, Class HQ, 3.00%, 7/25/2046	1,061	969
Series 2016-80, Class JP, 3.00%, 11/25/2046	620	541
Series 2017-85, Class HA, 3.00%, 12/25/2046	1,242	1,140
Series 2017-11, Class PH, 2.50%, 3/25/2047	189	160
Series 2017-10, Class AE, 3.00%, 3/25/2047	1,937	1,797
Series 2017-9, Class B, 3.00%, 3/25/2047	2,094	1,944
Series 2017-10, Class FA, 5.84%, 3/25/2047 (c)	187	183
Series 2017-89, Class KZ, 3.50%, 8/25/2047	7,052	5,898
Series 2017-84, Class JA, 2.75%, 9/25/2047	529	459
Series 2017-96, Class MA, 3.00%, 12/25/2047	428	372
Series 2017-102, Class PZ, 3.50%, 12/25/2047	2,364	2,020
Series 2018-37, Class BC, 3.50%, 12/25/2047	253	233
Series 2018-13, Class PA, 3.00%, 3/25/2048	7,540	6,490
Series 2018-15, Class NZ, 3.00%, 3/25/2048	7,475	6,568
Series 2018-15, Class ZG, 3.50%, 3/25/2048	1,754	1,565
Series 2019-17, Class KA, 3.50%, 4/25/2048	239	229
Series 2019-65, Class PA, 2.50%, 5/25/2048	158	140
Series 2019-11, Class EA, 3.00%, 5/25/2048	641	588
Series 2019-20, Class PB, 2.75%, 7/25/2048	252	223
Series 2018-87, Class BA, 4.00%, 7/25/2048	122	115
Series 2020-94, PO, 9/25/2048	417	342
Series 2019-9, Class ZA, 3.50%, 9/25/2048	6,305	5,619
Series 2019-51, Class DW, 3.50%, 11/25/2048	530	506
Series 2020-49, Class GA, 1.50%, 2/25/2049	2,430	1,932
Series 2009-11, Class ZY, 5.50%, 3/25/2049	2,611	2,610
Series 2019-18, Class BA, 3.50%, 5/25/2049	7,940	7,400
Series 2019-70, Class JA, 2.50%, 9/25/2049	121	105
Series 2019-72, Class KA, 2.50%, 9/25/2049	173	146
Series 2020-15, Class EA, 2.00%, 10/25/2049	622	514
Series 2019-70, Class MB, 2.50%, 12/25/2049	1,000	712
Series 2019-81, Class LA, 2.50%, 12/25/2049	356	297
Series 2020-7, Class DZ, 3.00%, 2/25/2050	703	603
Series 2020-15, Class EM, 3.00%, 3/25/2050	551	466
Series 2019-33, Class MA, 3.50%, 7/25/2055	551	531
SEE NOTES TO FINANCIAL STATEMENTS.

276	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2018-70, Class HA, 3.50%, 10/25/2056	540	512
FNMA, REMIC Trust, Whole Loan Series 1995-W3, Class A, 9.00%, 4/25/2025	—	—
FNMA, REMIC, Whole Loan
Series 2007-54, Class FA, 5.84%, 6/25/2037 (c)	101	99
Series 2007-106, Class A7, 6.03%, 10/25/2037 (c)	112	116
Series 2001-50, Class BA, 7.00%, 10/25/2041	53	54
FNMA, STRIPS
Series 289, Class 1, PO, 11/25/2027	40	37
Series 334, Class 17, IO, 6.50%, 2/25/2033 (c)	107	15
Series 334, Class 13, IO, 6.00%, 3/25/2033 (c)	92	12
Series 334, Class 9, IO, 6.00%, 3/25/2033	234	31
Series 356, Class 16, IO, 5.50%, 6/25/2035 (c)	74	11
Series 359, Class 16, IO, 5.50%, 10/25/2035 (c)	61	10
Series 369, Class 19, IO, 6.00%, 10/25/2036 (c)	48	9
Series 369, Class 26, IO, 6.50%, 10/25/2036 (c)	34	6
Series 386, Class 20, IO, 6.50%, 8/25/2038 (c)	130	23
Series 394, Class C3, IO, 6.50%, 9/25/2038	239	42
Series 411, Class A3, 3.00%, 8/25/2042	1,079	959
FNMA, Whole Loan Series 2007-W1, Class 1AF1, 5.70%, 11/25/2046 (c)	935	926
GNMA
Series 2011-132, Class GJ, 2.00%, 9/16/2026	97	95
Series 2011-155, Class A, 3.00%, 11/20/2026	32	32
Series 2011-158, Class AB, 3.00%, 11/20/2026	9	9
Series 2013-75, Class AC, 1.50%, 5/20/2028	613	578
Series 2003-50, Class F, 5.74%, 5/16/2033 (c)	56	56
Series 2004-39, Class IN, IO, 5.50%, 6/20/2033	61	2
Series 2003-102, Class PE, 6.00%, 11/20/2033	899	897
Series 2006-26, Class S, IF, IO, 1.07%, 6/20/2036 (c)	2,986	102
Series 2007-16, Class KU, IF, IO, 1.22%, 4/20/2037 (c)	1,693	79
Series 2009-106, Class XL, IF, IO, 1.32%, 6/20/2037 (c)	1,560	79
Series 2013-23, Class BP, 3.00%, 9/20/2037	94	92
Series 2008-75, Class SP, IF, IO, 2.04%, 8/20/2038 (c)	616	24
Series 2009-14, Class SA, IF, IO, 0.65%, 3/20/2039 (c)	1,785	34
Series 2009-14, Class KS, IF, IO, 0.87%, 3/20/2039 (c)	740	20
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	227	19
Series 2009-75, Class NB, 4.50%, 6/20/2039	49	48
Series 2010-59, Class HZ, 4.50%, 5/16/2040	1,212	1,179
Series 2011-26, Class PA, 4.00%, 7/20/2040	3	3
Series 2010-98, Class ME, 4.50%, 8/20/2040	12,411	12,185
Series 2013-71, Class NA, 2.50%, 8/20/2041	51	48
Series 2012-96, Class WP, 6.50%, 8/16/2042	1,974	2,044
Series 2013-42, Class ND, 1.75%, 11/20/2042	86	78
Series 2013-28, Class DE, 1.75%, 12/20/2042	197	169
Series 2014-3, Class GA, 2.50%, 1/16/2044	3,532	3,237
Series 2014-12, Class ZA, 3.00%, 1/20/2044	14,540	12,893
Series 2018-29, Class LC, 3.00%, 4/20/2044	96	94
Series 2016-25, Class QH, 3.00%, 12/16/2044	1,075	996
Series 2015-80, Class CP, 4.50%, 6/20/2045	225	214
Series 2015-80, Class CQ, 5.00%, 6/20/2045	162	156
Series 2018-36, Class AM, 3.00%, 7/20/2045	405	382
Series 2016-79, Class LA, 3.00%, 9/20/2045	226	217
Series 2016-90, Class MA, 3.00%, 10/20/2045	163	157
Series 2016-104, Class MA, 3.00%, 11/20/2045	151	147
Series 2020-125, Class AG, 2.50%, 2/20/2046	1,244	1,149
Series 2016-91, Class WH, 2.75%, 3/20/2046	972	868
Series 2017-65, Class DZ, 3.00%, 4/20/2047	2,872	2,318
Series 2017-139, Class PE, 2.75%, 8/20/2047	3,705	3,126
Series 2018-34, Class TY, 3.50%, 3/20/2048	846	749
Series 2019-74, Class AT, 3.00%, 6/20/2049	459	415
Series 2019-145, Class PA, 3.50%, 8/20/2049	195	181
Series 2020-5, Class NA, 3.50%, 12/20/2049	3,112	2,826
Series 2020-74, Class DY, 2.00%, 5/20/2050	904	737
Series 2020-83, Class KP, 3.00%, 6/20/2050	271	235
Series 2010-H26, Class LF, 5.81%, 8/20/2058 (c)	88	88
Series 2010-H03, Class FA, 6.00%, 3/20/2060 (c)	1,188	1,185
Series 2011-H07, Class FA, 5.96%, 2/20/2061 (c)	760	757
Series 2011-H08, Class FA, 6.06%, 2/20/2061 (c)	790	788
Series 2011-H11, Class FA, 5.96%, 3/20/2061 (c)	230	229
Series 2011-H11, Class FB, 5.96%, 4/20/2061 (c)	153	152
Series 2011-H21, Class FA, 6.06%, 10/20/2061 (c)	96	96
Series 2013-H05, Class FB, 5.84%, 2/20/2062 (c)	57	56
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	277

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2012-H14, Class FK, 6.04%, 7/20/2062 (c)	101	101
Series 2012-H18, Class NA, 5.98%, 8/20/2062 (c)	90	90
Series 2012-H20, Class BA, 6.02%, 9/20/2062 (c)	138	136
Series 2012-H23, Class WA, 5.98%, 10/20/2062 (c)	121	120
Series 2012-H29, Class FA, 5.98%, 10/20/2062 (c)	36	36
Series 2012-H30, Class GA, 5.81%, 12/20/2062 (c)	83	83
Series 2013-H08, Class FA, 5.81%, 3/20/2063 (c)	331	329
Series 2013-H11, Class FA, 5.91%, 4/20/2063 (c)	96	95
Series 2013-H14, Class FG, 5.93%, 5/20/2063 (c)	320	318
Series 2013-H15, Class FA, 6.00%, 6/20/2063 (c)	356	355
Series 2013-H19, Class FC, 6.06%, 8/20/2063 (c)	550	549
Series 2014-H05, Class FB, 6.06%, 12/20/2063 (c)	87	86
Series 2014-H02, Class FB, 6.11%, 12/20/2063 (c)	358	357
Series 2014-H14, Class GF, 5.93%, 7/20/2064 (c)	77	77
Series 2014-H16, Class FL, 5.93%, 7/20/2064 (c)	522	517
Series 2014-H21, Class FA, 6.11%, 10/20/2064 (c)	236	234
Series 2015-H04, Class FL, 5.93%, 2/20/2065 (c)	128	128
Series 2015-H06, Class FB, 6.11%, 2/20/2065 (c)	8,442	8,381
Series 2015-H13, Class FG, 5.86%, 4/20/2065 (c)	171	170
Series 2015-H10, Class FH, 6.06%, 4/20/2065 (c)	989	981
Series 2015-H09, Class FA, 6.08%, 4/20/2065 (c)	321	319
Series 2015-H10, Class FK, 6.08%, 4/20/2065 (c)	9,837	9,764
Series 2015-H14, Class FB, 5.89%, 5/20/2065 (c)	50	50
Series 2015-H12, Class FB, 6.06%, 5/20/2065 (c)	6,962	6,913
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2015-H12, Class FD, 6.06%, 5/20/2065 (c)	1,149	1,139
Series 2015-H14, Class FA, 6.03%, 6/20/2065 (c)	3,780	3,754
Series 2015-H16, Class FM, 6.06%, 7/20/2065 (c)	2,622	2,602
Series 2015-H24, Class FA, 6.11%, 9/20/2065 (c)	4,405	4,373
Series 2015-H27, Class FA, 6.21%, 9/20/2065 (c)	1,224	1,218
Series 2015-H25, Class FD, 6.11%, 10/20/2065 (c)	4,995	4,957
Series 2015-H29, Class FA, 6.16%, 10/20/2065 (c)	3	3
Series 2015-H29, Class FJ, 6.14%, 11/20/2065 (c)	3,313	3,293
Series 2016-H01, Class FA, 6.36%, 1/20/2066 (c)	2,564	2,554
Series 2016-H06, Class FC, 6.38%, 2/20/2066 (c)	1,782	1,777
Series 2016-H06, Class FA, 6.41%, 2/20/2066 (c)	1,959	1,953
Series 2016-H09, Class FN, 6.31%, 3/20/2066 (c)	2,238	2,228
Series 2016-H14, Class FA, 6.26%, 6/20/2066 (c)	1,169	1,164
Series 2016-H22, Class FA, 6.23%, 10/20/2066 (c)	4,320	4,319
Series 2016-H24, Class AF, 6.31%, 11/20/2066 (c)	1,803	1,795
Series 2017-H07, Class FG, 5.92%, 2/20/2067 (c)	228	227
Series 2017-H14, Class FD, 5.93%, 6/20/2067 (c)	344	340
Series 2017-H16, Class CF, 5.93%, 7/20/2067 (c)	6,349	6,320
Series 2017-H15, Class FN, 5.96%, 7/20/2067 (c)	177	175
Series 2017-H19, Class FA, 5.91%, 8/20/2067 (c)	535	532
Series 2018-H04, Class FG, 5.74%, 2/20/2068 (c)	288	286
Series 2018-H07, Class FE, 5.81%, 2/20/2068 (c)	62	62
Series 2019-H01, Class FT, 5.86%, 10/20/2068 (c)	600	598
Series 2019-H05, Class FT, 5.24%, 4/20/2069 (c)	1,705	1,704
SEE NOTES TO FINANCIAL STATEMENTS.

278	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2020-H13, Class FK, 5.96%, 7/20/2070 (c)	3,436	3,385
JPMorgan Mortgage Trust
Series 2004-S2, Class 5A1, 5.50%, 12/25/2019	113	101
Series 2006-A2, Class 4A1, 5.59%, 8/25/2034 (c)	332	328
Legacy Mortgage Asset Trust Series 2021-GS3, Class A1, 1.75%, 7/25/2061 (a) (d)	3,425	3,306
MASTR Alternative Loan Trust Series 2004-8, Class 6A1, 5.50%, 9/25/2019	—	—
MFA Trust Series 2021-NQM2, Class A1, 1.03%, 11/25/2064 (a) (c)	959	810
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-AR6, Class 4A1, 5.96%, 12/25/2035 (c)	1,261	323
NYMT Loan Trust
Series 2020-SP2, Class A1, 5.94%, 10/25/2060 (a) (c)	7,552	7,526
Series 2021-SP1, Class A1, 1.67%, 8/25/2061 (a) (d)	9,476	9,032
OBX Trust Series 2020-EXP3, Class 2A1, 6.34%, 1/25/2060 (a) (c)	672	660
PRPM LLC
Series 2020-4, Class A1, 5.61%, 10/25/2025 (a) (d)	7,297	7,280
Series 2020-6, Class A1, 5.36%, 11/25/2025 (a) (d)	2,983	2,975
Series 2021-RPL2, Class A1, 1.46%, 10/25/2051 (a) (c)	1,640	1,467
Visio Trust Series 2019-2, Class A1, 2.72%, 11/25/2054 (a) (c)	1,645	1,556
Total Collateralized Mortgage Obligations (Cost $692,430)		633,445
Commercial Mortgage-Backed Securities — 2.2%
BX Series 2021-MFM1, Class A, 6.13%, 1/15/2034 (a) (c)	2,299	2,282
Commercial Mortgage Trust
Series 2020-CBM, Class B, 3.10%, 2/10/2037 (a)	4,765	4,560
Series 2014-CR16, Class AM, 4.28%, 4/10/2047	9,853	9,583
Series 2014-UBS3, Class B, 4.31%, 6/10/2047	3,000	2,755
Series 2015-CR26, Class B, 4.46%, 10/10/2048 (c)	2,000	1,899
CSAIL Commercial Mortgage Trust Series 2015-C1, Class A3, 3.24%, 4/15/2050	2,326	2,288
DBJPM Mortgage Trust Series 2017-C6, Class A3, 3.27%, 6/10/2050	1,772	1,749
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC, Multifamily Structured Pass-Through Certificates Series KC07, Class A7, 2.51%, 10/25/2026	2,372	2,229
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K068, Class X1, IO, 0.42%, 8/25/2027 (c)	65,394	826
Series K740, Class X1, IO, 0.74%, 9/25/2027 (c)	103,046	2,282
Series K114, Class X1, IO, 1.12%, 6/25/2030 (c)	39,729	2,233
FNMA ACES Series 2020-M10, Class X1, IO, 1.77%, 12/25/2030 (c)	54,003	3,832
FREMF Mortgage Trust
Series 2018-K733, Class C, 4.08%, 9/25/2025 (a) (c)	7,000	6,750
Series 2019-K735, Class B, 4.02%, 5/25/2026 (a) (c)	7,480	7,214
Series 2014-K39, Class C, 4.08%, 8/25/2047 (a) (c)	6,500	6,420
Series 2014-K41, Class C, 3.83%, 11/25/2047 (a) (c)	4,350	4,264
Series 2015-K44, Class C, 3.72%, 1/25/2048 (a) (c)	2,000	1,950
Series 2015-K42, Class C, 3.85%, 1/25/2048 (a) (c)	1,000	978
Series 2015-K43, Class C, 3.73%, 2/25/2048 (a) (c)	6,000	5,855
Series 2015-K45, Class B, 3.60%, 4/25/2048 (a) (c)	1,246	1,217
Series 2015-K45, Class C, 3.60%, 4/25/2048 (a) (c)	9,700	9,432
Series 2016-K54, Class B, 4.05%, 4/25/2048 (a) (c)	1,500	1,453
Series 2015-K50, Class B, 3.78%, 10/25/2048 (a) (c)	8,000	7,761
Series 2015-K50, Class C, 3.78%, 10/25/2048 (a) (c)	2,000	1,931
Series 2019-K734, Class B, 4.05%, 2/25/2051 (a) (c)	3,400	3,285
Independence Plaza Trust Series 2018-INDP, Class C, 4.16%, 7/10/2035 (a)	3,225	3,028
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class C, 4.23%, 7/15/2048 (c)	9,000	7,118
Series 2015-C31, Class C, 4.62%, 8/15/2048 (c)	2,750	2,245
JPMCC Commercial Mortgage Securities Trust Series 2017-JP6, Class A3, 3.11%, 7/15/2050	3,895	3,696
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	279

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
MHC Commercial Mortgage Trust
Series 2021-MHC, Class A, 6.23%, 4/15/2038 (a) (c)	2,936	2,917
Series 2021-MHC, Class D, 7.03%, 4/15/2038 (a) (c)	2,097	2,080
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17, Class C, 4.41%, 8/15/2047 (c)	5,339	5,100
Series 2014-C18, Class B, 4.41%, 10/15/2047 (c)	5,250	5,095
Series 2016-C31, Class B, 3.88%, 11/15/2049 (c)	4,140	3,642
Morgan Stanley Capital I Trust Series 2021-L6, Class A2, 2.13%, 6/15/2054 (c)	3,884	3,348
MRCD MARK Mortgage Trust Series 2019-PARK, Class B, 2.72%, 12/15/2036 (a)	6,000	4,860
OPG Trust Series 2021-PORT, Class B, 6.15%, 10/15/2036 (a) (c)	4,128	4,051
Velocity Commercial Capital Loan Trust
Series 2021-1, Class A, 1.40%, 5/25/2051 (a) (c)	3,132	2,584
Series 2021-2, Class A, 1.52%, 8/25/2051 (a) (c)	8,493	7,082
Wells Fargo Commercial Mortgage Trust
Series 2021-SAVE, Class A, 6.58%, 2/15/2040 (a) (c)	6,613	6,571
Series 2015-C28, Class B, 4.08%, 5/15/2048 (c)	3,000	2,795
Series 2015-C29, Class C, 4.22%, 6/15/2048 (c)	1,250	1,101
Series 2017-C41, Class A2, 2.59%, 11/15/2050	1,452	1,340
WFRBS Commercial Mortgage Trust Series 2014-C25, Class AS, 3.98%, 11/15/2047	7,605	7,310
Total Commercial Mortgage-Backed Securities (Cost $187,067)		170,991
	SHARES (000)
Short-Term Investments — 11.8%
Investment Companies — 2.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.17% (f) (g) (Cost $184,181)	184,181	184,181
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 9.4%
U.S. Treasury Bills
5.20%, 8/8/2024 (h) (i)	18,413	17,993
4.85%, 1/23/2025 (h)	721,710	690,275
Total U.S. Treasury Obligations (Cost $709,201)		708,268
Total Short-Term Investments (Cost $893,382)		892,449
Total Investments — 99.9% (Cost $7,717,061)		7,559,684
Other Assets Less Liabilities — 0.1%		5,236
NET ASSETS — 100.0%		7,564,920

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 29, 2024.
CLO	Collateralized Loan Obligations
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 29, 2024. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SEE NOTES TO FINANCIAL STATEMENTS.

280	J.P. Morgan Income Funds	February 29, 2024

SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities

‡	Value determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(c)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and
prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 29, 2024.

(d)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future
contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 29, 2024.

(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 29, 2024.
(h)	The rate shown is the effective yield as of February 29, 2024.
(i)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
Futures contracts outstanding as of February 29, 2024 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	9,998	06/28/2024	USD	2,047,793	1,441
Short Contracts
U.S. Treasury 10 Year Note	(1,395)	06/18/2024	USD	(154,148)	(545)
U.S. Treasury 10 Year Ultra Note	(735)	06/18/2024	USD	(83,962)	(536)
U.S. Treasury Ultra Bond	(86)	06/18/2024	USD	(11,008)	(242)
U.S. Treasury 5 Year Note	(7,918)	06/28/2024	USD	(847,288)	(2,478)
(3,801)
(2,360)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	281

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 37.0%
Aerospace & Defense — 0.1%
Bombardier, Inc. (Canada) 6.00%, 2/15/2028 (a)	910	883
Spirit AeroSystems, Inc. 9.38%, 11/30/2029 (a)	329	356
TransDigm, Inc.
6.38%, 3/1/2029 (a)	349	351
6.63%, 3/1/2032 (a)	348	350
Triumph Group, Inc. 7.75%, 8/15/2025	350	349
Wesco Aircraft Holdings, Inc. 9.00%, 11/15/2026 (a) (b)	942	222
		2,511
Automobile Components — 0.2%
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	1,335	1,294
Allison Transmission, Inc.
5.88%, 6/1/2029 (a)	855	842
3.75%, 1/30/2031 (a)	575	497
American Axle & Manufacturing, Inc. 6.50%, 4/1/2027	1,320	1,304
Clarios Global LP 6.25%, 5/15/2026 (a)	1,232	1,229
Dana, Inc.
5.63%, 6/15/2028	425	411
4.50%, 2/15/2032	770	647
Goodyear Tire & Rubber Co. (The)
5.00%, 7/15/2029	145	133
5.25%, 7/15/2031	1,455	1,313
Icahn Enterprises LP 5.25%, 5/15/2027	1,230	1,130
		8,800
Automobiles — 0.1%
Hyundai Capital America 3.00%, 2/10/2027 (a)	4,606	4,322
Banks — 17.0%
ABN AMRO Bank NV (Netherlands) 4.75%, 7/28/2025 (a)	16,158	15,851
AIB Group plc (Ireland) (SOFR + 2.33%), 6.61%, 9/13/2029 (a) (c)	16,690	17,318
ANZ New Zealand Int'l Ltd. (New Zealand) 3.40%, 3/19/2024 (a)	560	560
Banco Bilbao Vizcaya Argentaria SA (Spain) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 5.86%, 9/14/2026 (c)	17,400	17,391
Banco Continental SAECA (Paraguay) 2.75%, 12/10/2025 (a)	3,600	3,376
Banco Santander SA (Spain)
5.15%, 8/18/2025	3,200	3,176
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	16,000	14,476
6.61%, 11/7/2028	4,600	4,833
Bank of America Corp.
(3-MONTH CME TERM SOFR + 0.90%), 2.02%, 2/13/2026 (c)	7,825	7,560
(SOFR + 1.29%), 5.08%, 1/20/2027 (c)	11,420	11,348
(SOFR + 0.96%), 1.73%, 7/22/2027 (c)	11,829	10,847
(SOFR + 1.99%), 6.20%, 11/10/2028 (c)	9,600	9,904
(SOFR + 1.57%), 5.82%, 9/15/2029 (c)	9,680	9,865
Bank of Ireland Group plc (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (a) (c)	18,735	17,042
Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.28%, 11/24/2027 (c)	27,945	25,540
BNP Paribas SA (France)
(SOFR + 1.00%), 1.32%, 1/13/2027 (a) (c)	4,862	4,497
(SOFR + 1.59%), 5.50%, 5/20/2030 (a) (c)	6,450	6,421
BPCE SA (France)
4.50%, 3/15/2025 (a)	8,687	8,529
(SOFR + 1.52%), 1.65%, 10/6/2026 (a) (c)	26,976	25,218
(SOFR + 2.10%), 5.98%, 1/18/2027 (a) (c)	3,080	3,083
CaixaBank SA (Spain) (SOFR + 2.08%), 6.68%, 9/13/2027 (a) (c)	15,990	16,299
Citigroup, Inc.
(SOFR + 0.67%), 0.98%, 5/1/2025 (c)	9,185	9,105
(SOFR + 2.84%), 3.11%, 4/8/2026 (c)	12,730	12,390
(SOFR + 1.55%), 5.61%, 9/29/2026 (c)	25,390	25,422
(SOFR + 0.77%), 1.12%, 1/28/2027 (c)	8,730	8,046
Cooperatieve Rabobank UA (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 4.66%, 8/22/2028 (a) (c)	10,450	10,182
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.40%), 5.56%, 2/28/2029 (a) (c)	7,230	7,255
Credit Agricole SA (France)
4.38%, 3/17/2025 (a)	24,035	23,623
(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (c)	19,033	18,134
Danske Bank A/S (Denmark)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.18%), 6.26%, 9/22/2026 (a) (c)	6,860	6,931
SEE NOTES TO FINANCIAL STATEMENTS.

282	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.40%), 5.71%, 3/1/2030 (a) (c)	3,170	3,177
DNB Bank ASA (Norway) (SOFRINDX + 1.95%), 5.90%, 10/9/2026 (a) (c)	11,650	11,711
Federation des Caisses Desjardins du Quebec (Canada) 5.70%, 3/14/2028 (a)	8,075	8,164
HSBC Holdings plc (United Kingdom)
(SOFR + 1.54%), 1.65%, 4/18/2026 (c)	6,255	5,970
(3-MONTH CME TERM SOFR + 1.61%), 4.29%, 9/12/2026 (c)	13,295	13,031
(SOFR + 1.10%), 2.25%, 11/22/2027 (c)	14,980	13,722
(SOFR + 2.61%), 5.21%, 8/11/2028 (c)	13,450	13,320
ING Groep NV (Netherlands) (SOFR + 1.01%), 1.73%, 4/1/2027 (c)	6,355	5,883
KBC Group NV (Belgium) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 5.80%, 1/19/2029 (a) (c)	13,760	13,844
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.70%), 5.87%, 3/6/2029 (c)	20,510	20,705
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (c)	11,845	10,837
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.90%), 5.35%, 9/13/2028 (c)	11,000	11,037
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (c)	14,165	12,945
NatWest Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (c)	9,818	8,972
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.95%), 5.81%, 9/13/2029 (c)	10,000	10,102
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (c)	7,000	6,562
(SOFR + 2.75%), 6.83%, 11/21/2026 (c)	9,665	9,812
Societe Generale SA (France)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.23%, 1/21/2026 (a) (c)	3,530	3,411
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (a) (c)	15,685	14,286
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 6.45%, 1/10/2029 (a) (c)	13,285	13,570
Sumitomo Mitsui Financial Group, Inc. (Japan) 5.52%, 1/13/2028	12,115	12,309
Svenska Handelsbanken AB (Sweden) 5.50%, 6/15/2028 (a)	10,000	10,053
Toronto-Dominion Bank (The) (Canada) 5.52%, 7/17/2028	9,975	10,142
Wells Fargo & Co.
(3-MONTH CME TERM SOFR + 1.09%), 2.41%, 10/30/2025 (c)	2,600	2,544
(3-MONTH CME TERM SOFR + 1.01%), 2.16%, 2/11/2026 (c)	5,080	4,914
(SOFR + 1.51%), 3.53%, 3/24/2028 (c)	12,760	12,098
(SOFR + 1.74%), 5.57%, 7/25/2029 (c)	14,415	14,509
(SOFR + 1.79%), 6.30%, 10/23/2029 (c)	5,640	5,846
		637,698
Biotechnology — 0.0% ^
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	633	256
Grifols SA (Spain) 4.75%, 10/15/2028 (a)	1,150	958
		1,214
Broadline Retail — 0.0% ^
NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	1,205	1,182
Shutterfly Finance LLC
8.50% (Blend (Cash 4.25% + PIK 4.25%)), 10/1/2027 (a) (d)	739	576
9.75%, 10/1/2027 (a)	88	88
		1,846
Building Products — 0.1%
Griffon Corp. 5.75%, 3/1/2028	1,062	1,028
JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	855	813
PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	945	951
Standard Industries, Inc. 4.75%, 1/15/2028 (a)	1,048	989
Summit Materials LLC 5.25%, 1/15/2029 (a)	1,225	1,186
		4,967
Capital Markets — 4.7%
Credit Suisse AG (Switzerland)
5.00%, 7/9/2027	3,000	2,972
7.50%, 2/15/2028	15,000	16,145
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	283

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
Deutsche Bank AG (Germany)
(SOFR + 1.87%), 2.13%, 11/24/2026 (c)	3,335	3,126
(SOFR + 1.22%), 2.31%, 11/16/2027 (c)	1,915	1,740
(SOFR + 2.51%), 6.82%, 11/20/2029 (c)	20,000	20,683
Goldman Sachs Group, Inc. (The)
(SOFR + 0.91%), 1.95%, 10/21/2027 (c)	12,799	11,717
(SOFR + 1.11%), 2.64%, 2/24/2028 (c)	29,050	26,904
Macquarie Group Ltd. (Australia)
(SOFR + 2.21%), 5.11%, 8/9/2026 (a) (c)	10,000	9,936
(SOFR + 1.07%), 1.34%, 1/12/2027 (a) (c)	5,680	5,241
(SOFR + 0.91%), 1.63%, 9/23/2027 (a) (c)	10,310	9,313
Morgan Stanley
(SOFR + 0.72%), 0.99%, 12/10/2026 (c)	7,750	7,151
(SOFR + 0.86%), 1.51%, 7/20/2027 (c)	18,405	16,838
(SOFR + 2.24%), 6.30%, 10/18/2028 (c)	9,600	9,923
(SOFR + 1.73%), 5.12%, 2/1/2029 (c)	8,665	8,608
Nomura Holdings, Inc. (Japan) 1.65%, 7/14/2026	17,065	15,620
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 1.36%, 1/30/2027 (a) (c)	2,865	2,639
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (a) (c)	7,500	7,351
		175,907
Chemicals — 0.3%
Braskem Netherlands Finance BV (Brazil) 4.50%, 1/31/2030 (e)	3,250	2,658
Chemours Co. (The) 5.75%, 11/15/2028 (a)	1,836	1,610
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	1,000	906
NOVA Chemicals Corp. (Canada)
5.25%, 6/1/2027 (a)	998	924
9.00%, 2/15/2030 (a)	405	406
Rain CII Carbon LLC 7.25%, 4/1/2025 (a)	20	19
Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	2,081	1,847
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	306	249
WR Grace Holdings LLC
4.88%, 6/15/2027 (a)	824	783
5.63%, 8/15/2029 (a)	497	436
		9,838
Commercial Services & Supplies — 0.7%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	1,040	922
Allied Universal Holdco LLC 4.63%, 6/1/2028 (a)	1,200	1,063
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Services & Supplies — continued
Aramark Services, Inc. 5.00%, 2/1/2028 (a)	1,030	987
Element Fleet Management Corp. (Canada)
1.60%, 4/6/2024 (a)	2,165	2,156
3.85%, 6/15/2025 (a)	14,380	13,988
Garda World Security Corp. (Canada) 4.63%, 2/15/2027 (a)	975	931
GFL Environmental, Inc. (Canada) 4.00%, 8/1/2028 (a)	1,802	1,652
Madison IAQ LLC 4.13%, 6/30/2028 (a)	1,439	1,311
Prime Security Services Borrower LLC 5.75%, 4/15/2026 (a)	1,959	1,944
Williams Scotsman, Inc. 4.63%, 8/15/2028 (a)	705	662
		25,616
Communications Equipment — 0.1%
CommScope, Inc.
6.00%, 3/1/2026 (a)	1,523	1,371
8.25%, 3/1/2027 (a)	905	396
4.75%, 9/1/2029 (a)	506	347
		2,114
Construction & Engineering — 0.1%
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	1,170	1,076
Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	1,330	1,203
Weekley Homes LLC 4.88%, 9/15/2028 (a)	850	789
		3,068
Consumer Finance — 2.0%
AerCap Ireland Capital DAC (Ireland)
3.50%, 1/15/2025	155	152
6.50%, 7/15/2025	12,075	12,188
5.10%, 1/19/2029	10,000	9,829
Ally Financial, Inc. 5.75%, 11/20/2025	525	522
Avolon Holdings Funding Ltd. (Ireland)
5.50%, 1/15/2026 (a)	5,000	4,916
5.75%, 3/1/2029 (a)	11,575	11,408
Capital One Financial Corp. (SOFR + 2.08%), 5.47%, 2/1/2029 (c)	19,895	19,785
Ford Motor Credit Co. LLC
4.39%, 1/8/2026	810	788
4.13%, 8/17/2027	4,430	4,193
5.11%, 5/3/2029	1,212	1,168
4.00%, 11/13/2030	1,220	1,079
General Motors Financial Co., Inc. 1.05%, 3/8/2024	5,395	5,392
SEE NOTES TO FINANCIAL STATEMENTS.

284	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — continued
Navient Corp. 5.88%, 10/25/2024	525	524
OneMain Finance Corp. 7.13%, 3/15/2026	1,773	1,802
		73,746
Consumer Staples Distribution & Retail — 0.1%
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	2,696	2,599
3.50%, 3/15/2029 (a)	258	230
Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	755	739
Rite Aid Corp. 8.00%, 11/15/2026 (a) (b)	1,309	946
		4,514
Containers & Packaging — 0.3%
Ardagh Packaging Finance plc
4.13%, 8/15/2026 (a)	810	747
5.25%, 8/15/2027 (a)	940	682
Canpack SA (Poland) 3.88%, 11/15/2029 (a)	580	501
Graham Packaging Co., Inc. 7.13%, 8/15/2028 (a)	705	625
Graphic Packaging International LLC 1.51%, 4/15/2026 (a)	2,925	2,674
LABL, Inc. 6.75%, 7/15/2026 (a)	1,165	1,130
Mauser Packaging Solutions Holding Co. 7.88%, 8/15/2026 (a)	1,675	1,697
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	1,150	1,147
Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026 (a) (f)	1,335	1,302
		10,505
Diversified Consumer Services — 0.0% ^
Service Corp. International 3.38%, 8/15/2030	705	605
Diversified Telecommunication Services — 0.5%
Altice France SA (France) 5.50%, 10/15/2029 (a)	1,197	906
CCO Holdings LLC
5.13%, 5/1/2027 (a)	1,073	1,014
5.00%, 2/1/2028 (a)	1,363	1,258
4.75%, 3/1/2030 (a)	3,000	2,552
4.25%, 2/1/2031 (a)	4,796	3,858
4.75%, 2/1/2032 (a)	615	496
4.50%, 6/1/2033 (a)	1,029	792
Frontier Communications Holdings LLC 5.88%, 10/15/2027 (a)	1,094	1,057
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	1,123	1,045
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)	1,230	810
4.00%, 2/15/2027 ‡ (a)	4,064	2,642
Telecom Italia Capital SA (Italy) 6.38%, 11/15/2033	710	681
Virgin Media Secured Finance plc (United Kingdom) 5.50%, 5/15/2029 (a)	975	914
		18,025
Electric Utilities — 1.5%
EnfraGen Energia Sur SA (Colombia) 5.38%, 12/30/2030 (e)	2,200	1,760
Eskom Holdings SOC Ltd. (South Africa) 7.13%, 2/11/2025 (e)	2,000	1,990
Evergy, Inc. 2.45%, 9/15/2024	1,300	1,276
Fells Point Funding Trust 3.05%, 1/31/2027 (a)	13,680	12,800
Instituto Costarricense de Electricidad (Costa Rica) 6.75%, 10/7/2031 (a)	1,350	1,346
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (a)	230	225
NextEra Energy Capital Holdings, Inc. 5.75%, 9/1/2025	4,290	4,313
NRG Energy, Inc.
3.75%, 6/15/2024 (a)	10,148	10,066
5.75%, 1/15/2028	1,400	1,379
5.25%, 6/15/2029 (a)	1,185	1,123
PG&E Corp. 5.00%, 7/1/2028	1,249	1,191
Vistra Operations Co. LLC
3.70%, 1/30/2027 (a)	18,840	17,820
5.63%, 2/15/2027 (a)	1,200	1,169
4.38%, 5/1/2029 (a)	367	335
		56,793
Electronic Equipment, Instruments & Components — 0.0% ^
Coherent Corp. 5.00%, 12/15/2029 (a)	950	886
Energy Equipment & Services — 0.2%
Archrock Partners LP 6.88%, 4/1/2027 (a)	800	796
Guara Norte SARL (Brazil) 5.20%, 6/15/2034 (a)	1,610	1,451
Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	675	665
Noble Finance II LLC 8.00%, 4/15/2030 (a)	510	524
Precision Drilling Corp. (Canada) 7.13%, 1/15/2026 (a)	530	529
Transocean Titan Financing Ltd. 8.38%, 2/1/2028 (a)	725	744
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	285

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Energy Equipment & Services — continued
Transocean, Inc. 8.75%, 2/15/2030 (a)	167	172
USA Compression Partners LP 6.88%, 9/1/2027	970	965
		5,846
Entertainment — 0.1%
Cinemark USA, Inc. 5.25%, 7/15/2028 (a)	1,160	1,084
Live Nation Entertainment, Inc. 4.75%, 10/15/2027 (a)	1,785	1,709
		2,793
Financial Services — 0.5%
Block, Inc.
2.75%, 6/1/2026	419	391
3.50%, 6/1/2031	404	345
Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027 (a)	1,070	1,052
Nationwide Building Society (United Kingdom) (SOFR + 1.91%), 6.56%, 10/18/2027 (a) (c)	13,625	13,947
NCR Atleos Corp. 9.50%, 4/1/2029 (a)	403	426
Rocket Mortgage LLC
2.88%, 10/15/2026 (a)	912	839
3.63%, 3/1/2029 (a)	591	524
		17,524
Food Products — 0.8%
Bunge Ltd. Finance Corp. 1.63%, 8/17/2025	10,338	9,789
Post Holdings, Inc. 4.63%, 4/15/2030 (a)	1,559	1,419
Viterra Finance BV (Netherlands)
2.00%, 4/21/2026 (a)	14,555	13,473
4.90%, 4/21/2027 (a)	3,820	3,739
		28,420
Ground Transportation — 0.1%
Avis Budget Car Rental LLC 5.75%, 7/15/2027 (a)	1,325	1,262
EquipmentShare.com, Inc. 9.00%, 5/15/2028 (a)	650	666
Hertz Corp. (The) 4.63%, 12/1/2026 (a)	1,945	1,722
XPO, Inc.
6.25%, 6/1/2028 (a)	325	326
7.13%, 6/1/2031 (a)	330	337
		4,313
Health Care Equipment & Supplies — 0.0% ^
Medline Borrower LP
3.88%, 4/1/2029 (a)	1,161	1,041
5.25%, 10/1/2029 (a)	852	788
		1,829
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — 0.6%
Acadia Healthcare Co., Inc.
5.50%, 7/1/2028 (a)	610	590
5.00%, 4/15/2029 (a)	100	94
Community Health Systems, Inc.
5.63%, 3/15/2027 (a)	2,398	2,194
6.00%, 1/15/2029 (a)	1,644	1,414
DaVita, Inc. 4.63%, 6/1/2030 (a)	1,780	1,566
Encompass Health Corp. 4.75%, 2/1/2030	1,630	1,512
HCA, Inc. 5.20%, 6/1/2028	10,840	10,799
Tenet Healthcare Corp.
4.88%, 1/1/2026	2,250	2,248
6.25%, 2/1/2027	1,371	1,368
4.63%, 6/15/2028	455	433
4.25%, 6/1/2029	923	849
6.13%, 6/15/2030	1,210	1,198
		24,265
Hotel & Resort REITs — 0.0% ^
RHP Hotel Properties LP 4.75%, 10/15/2027	1,464	1,398
Hotels, Restaurants & Leisure — 0.5%
1011778 BC ULC (Canada) 3.88%, 1/15/2028 (a)	1,304	1,216
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	1,248	1,147
Caesars Entertainment, Inc.
4.63%, 10/15/2029 (a)	1,455	1,328
6.50%, 2/15/2032 (a)	311	313
Carnival Corp.
4.00%, 8/1/2028 (a)	1,083	999
6.00%, 5/1/2029 (a)	1,119	1,094
Cedar Fair LP 5.25%, 7/15/2029	1,115	1,053
Hilton Domestic Operating Co., Inc.
3.75%, 5/1/2029 (a)	1,030	936
4.00%, 5/1/2031 (a)	126	112
Marriott Ownership Resorts, Inc.
4.75%, 1/15/2028	390	362
4.50%, 6/15/2029 (a)	690	626
MGM Resorts International
5.75%, 6/15/2025	629	628
5.50%, 4/15/2027	1,192	1,168
Royal Caribbean Cruises Ltd.
11.63%, 8/15/2027 (a)	705	763
8.25%, 1/15/2029 (a)	647	686
9.25%, 1/15/2029 (a)	647	696
6.25%, 3/15/2032 (a) (g)	270	271
SEE NOTES TO FINANCIAL STATEMENTS.

286	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
Six Flags Entertainment Corp. 5.50%, 4/15/2027 (a)	806	789
Station Casinos LLC 4.50%, 2/15/2028 (a)	1,290	1,203
Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	1,900	1,792
		17,182
Household Durables — 0.1%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	1,607	1,601
Newell Brands, Inc. 6.38%, 9/15/2027	940	910
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	1,892	1,696
		4,207
Household Products — 0.1%
Central Garden & Pet Co. 5.13%, 2/1/2028	1,010	973
Energizer Holdings, Inc.
4.75%, 6/15/2028 (a)	1,350	1,234
4.38%, 3/31/2029 (a)	294	261
Spectrum Brands, Inc. 5.00%, 10/1/2029 (a)	840	815
		3,283
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp.
4.50%, 2/15/2028 (a)	580	546
5.13%, 3/15/2028 (a)	665	632
Constellation Energy Generation LLC 5.60%, 3/1/2028	6,570	6,657
Termocandelaria Power Ltd. (Colombia) 7.88%, 1/30/2029 (e)	1,190	1,169
		9,004
Insurance — 0.4%
Athene Global Funding
1.45%, 1/8/2026 (a)	6,929	6,396
2.95%, 11/12/2026 (a)	7,071	6,553
HUB International Ltd. 7.25%, 6/15/2030 (a)	910	928
		13,877
IT Services — 0.1%
Arches Buyer, Inc. 4.25%, 6/1/2028 (a)	1,100	940
Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	1,233	1,185
		2,125
Leisure Products — 0.0% ^
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	1,000	987
Machinery — 0.1%
Chart Industries, Inc. 7.50%, 1/1/2030 (a)	655	676
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Machinery — continued
Hillenbrand, Inc. 6.25%, 2/15/2029	940	940
Trinity Industries, Inc. 4.55%, 10/1/2024	520	512
		2,128
Media — 1.0%
Altice Financing SA (Luxembourg) 5.00%, 1/15/2028 (a)	900	796
Charter Communications Operating LLC 6.15%, 11/10/2026	9,150	9,230
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	2,540	2,375
7.75%, 4/15/2028 (a)	322	278
CSC Holdings LLC 6.50%, 2/1/2029 (a)	3,655	3,186
Directv Financing LLC 5.88%, 8/15/2027 (a)	1,576	1,488
DISH DBS Corp.
5.88%, 11/15/2024	1,524	1,440
7.75%, 7/1/2026	950	606
5.25%, 12/1/2026 (a)	2,380	1,901
5.75%, 12/1/2028 (a)	1,045	724
Gray Television, Inc.
7.00%, 5/15/2027 (a)	350	316
5.38%, 11/15/2031 (a)	1,068	691
iHeartCommunications, Inc.
6.38%, 5/1/2026	1,315	1,120
8.38%, 5/1/2027	370	222
5.25%, 8/15/2027 (a)	430	319
News Corp. 3.88%, 5/15/2029 (a)	428	387
Nexstar Media, Inc. 4.75%, 11/1/2028 (a)	1,705	1,514
Outfront Media Capital LLC 4.25%, 1/15/2029 (a)	1,060	952
Scripps Escrow II, Inc. 5.38%, 1/15/2031 (a)	565	322
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	455	369
Sinclair Television Group, Inc. 5.13%, 2/15/2027 (a)	1,495	1,375
Sirius XM Radio, Inc.
4.00%, 7/15/2028 (a)	3,583	3,228
5.50%, 7/1/2029 (a)	908	859
Stagwell Global LLC 5.63%, 8/15/2029 (a)	1,238	1,105
Summer BC Bidco B LLC 5.50%, 10/31/2026 (a)	360	348
TEGNA, Inc.
4.63%, 3/15/2028	264	237
5.00%, 9/15/2029	400	352
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	287

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Media — continued
Univision Communications, Inc. 7.38%, 6/30/2030 (a)	1,365	1,318
Videotron Ltd. (Canada) 5.13%, 4/15/2027 (a)	823	806
		37,864
Metals & Mining — 0.2%
Alcoa Nederland Holding BV 6.13%, 5/15/2028 (a)	1,225	1,225
ATI, Inc. 5.88%, 12/1/2027	1,312	1,285
Cleveland-Cliffs, Inc.
6.75%, 3/15/2026 (a)	771	777
5.88%, 6/1/2027	670	663
CSN Inova Ventures (Brazil) 6.75%, 1/28/2028 (e)	3,150	3,048
FMG Resources August 2006 Pty. Ltd. (Australia) 4.50%, 9/15/2027 (a)	815	780
Novelis Corp. 4.75%, 1/30/2030 (a)	1,005	918
		8,696
Multi-Utilities — 0.1%
Puget Energy, Inc. 2.38%, 6/15/2028	4,515	4,011
Oil, Gas & Consumable Fuels — 2.0%
Aker BP ASA (Norway) 2.00%, 7/15/2026 (a)	10,999	10,131
Antero Midstream Partners LP
7.88%, 5/15/2026 (a)	730	746
5.38%, 6/15/2029 (a)	272	259
Antero Resources Corp. 7.63%, 2/1/2029 (a)	675	695
APA Infrastructure Ltd. (Australia) 4.20%, 3/23/2025 (a)	3,088	3,040
Baytex Energy Corp. (Canada) 8.75%, 4/1/2027 (a)	560	581
Buckeye Partners LP
4.13%, 12/1/2027	530	493
4.50%, 3/1/2028 (a)	725	674
Chesapeake Energy Corp. 6.75%, 4/15/2029 (a)	1,264	1,269
Chord Energy Corp. 6.38%, 6/1/2026 (a)	505	506
Civitas Resources, Inc.
8.38%, 7/1/2028 (a)	869	909
8.75%, 7/1/2031 (a)	348	370
Comstock Resources, Inc. 6.75%, 3/1/2029 (a)	1,461	1,348
Crescent Energy Finance LLC 9.25%, 2/15/2028 (a)	860	900
DT Midstream, Inc. 4.13%, 6/15/2029 (a)	1,471	1,344
Ecopetrol SA (Colombia)
5.38%, 6/26/2026	2,000	1,968
8.63%, 1/19/2029	820	868
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
8.38%, 1/19/2036	407	408
Energian Israel Finance Ltd. (Israel) 4.88%, 3/30/2026 (e)	1,363	1,280
Energy Transfer LP 5.75%, 4/1/2025	1,506	1,503
EQM Midstream Partners LP
4.50%, 1/15/2029 (a)	1,252	1,174
4.75%, 1/15/2031 (a)	527	490
Genesis Energy LP 7.75%, 2/1/2028	1,215	1,215
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (a)	14,782	14,063
Greenko Dutch BV (India) 3.85%, 3/29/2026 (a)	1,980	1,866
Gulfport Energy Corp.
8.00%, 5/17/2026	24	25
8.00%, 5/17/2026 (a)	514	523
Leviathan Bond Ltd. (Israel)
6.13%, 6/30/2025 (e)	1,200	1,174
6.50%, 6/30/2027 (e)	1,850	1,772
NGL Energy Operating LLC
8.13%, 2/15/2029 (a)	252	254
8.38%, 2/15/2032 (a)	252	256
Northriver Midstream Finance LP (Canada) 5.63%, 2/15/2026 (a)	130	127
NuStar Logistics LP
5.63%, 4/28/2027	1,010	1,000
6.38%, 10/1/2030	172	172
Permian Resources Operating LLC
7.75%, 2/15/2026 (a)	400	405
5.88%, 7/1/2029 (a)	965	943
Peru LNG Srl (Peru) 5.38%, 3/22/2030 (e)	2,300	1,963
Petroleos Mexicanos (Mexico)
4.25%, 1/15/2025	1,800	1,754
4.50%, 1/23/2026	2,800	2,607
6.88%, 8/4/2026	3,950	3,805
6.49%, 1/23/2027	3,600	3,365
Range Resources Corp. 4.75%, 2/15/2030 (a)	680	632
Southwestern Energy Co.
5.38%, 2/1/2029	815	788
4.75%, 2/1/2032	337	306
Sunoco LP 4.50%, 5/15/2029	1,249	1,154
Tallgrass Energy Partners LP 6.00%, 12/31/2030 (a)	1,170	1,088
Venture Global LNG, Inc.
8.13%, 6/1/2028 (a)	431	438
9.50%, 2/1/2029 (a)	1,260	1,343
		73,994
SEE NOTES TO FINANCIAL STATEMENTS.

288	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Passenger Airlines — 0.1%
American Airlines, Inc.
5.50%, 4/20/2026 (a)	2,194	2,173
5.75%, 4/20/2029 (a)	1,050	1,027
United Airlines, Inc. 4.38%, 4/15/2026 (a)	776	747
		3,947
Personal Care Products — 0.0% ^
Edgewell Personal Care Co. 5.50%, 6/1/2028 (a)	1,082	1,056
Pharmaceuticals — 0.2%
Bausch Health Cos., Inc.
5.75%, 8/15/2027 (a)	2,645	1,594
5.00%, 1/30/2028 (a)	1,724	784
4.88%, 6/1/2028 (a)	4,298	2,449
5.25%, 2/15/2031 (a)	420	181
Organon & Co.
4.13%, 4/30/2028 (a)	425	389
5.13%, 4/30/2031 (a)	537	460
		5,857
Real Estate Management & Development — 0.0% ^
Realogy Group LLC 5.75%, 1/15/2029 (a)	905	673
Semiconductors & Semiconductor Equipment — 0.6%
ams-OSRAM AG (Austria) 12.25%, 3/30/2029 (a)	550	558
Entegris, Inc. 4.38%, 4/15/2028 (a)	1,145	1,070
Microchip Technology, Inc. 4.25%, 9/1/2025	20,000	19,626
		21,254
Software — 0.1%
Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (a)	1,355	1,237
NCR Voyix Corp. 5.13%, 4/15/2029 (a)	1,653	1,533
RingCentral, Inc. 8.50%, 8/15/2030 (a)	385	398
		3,168
Specialized REITs — 0.0% ^
Iron Mountain, Inc. 4.88%, 9/15/2027 (a)	689	661
Specialty Retail — 0.3%
Asbury Automotive Group, Inc. 4.50%, 3/1/2028	825	769
Bath & Body Works, Inc.
5.25%, 2/1/2028	430	417
7.50%, 6/15/2029	895	922
6.88%, 11/1/2035	1,190	1,191
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	1,010	853
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	1,036	946
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialty Retail — continued
Lithia Motors, Inc.
4.63%, 12/15/2027 (a)	274	261
3.88%, 6/1/2029 (a)	1,030	919
PetSmart, Inc. 4.75%, 2/15/2028 (a)	1,131	1,060
SRS Distribution, Inc. 4.63%, 7/1/2028 (a)	1,275	1,189
Staples, Inc.
7.50%, 4/15/2026 (a)	907	872
10.75%, 4/15/2027 (a)	750	686
		10,085
Technology Hardware, Storage & Peripherals — 0.0% ^
Seagate HDD Cayman
8.25%, 12/15/2029 (a)	304	326
4.13%, 1/15/2031	1,060	931
8.50%, 7/15/2031 (a)	76	82
		1,339
Tobacco — 0.3%
BAT Capital Corp. (United Kingdom) 2.79%, 9/6/2024	9,615	9,467
Trading Companies & Distributors — 0.5%
Air Lease Corp.
2.30%, 2/1/2025	12,700	12,300
3.38%, 7/1/2025	3,960	3,846
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	795	778
Imola Merger Corp. 4.75%, 5/15/2029 (a)	860	797
United Rentals North America, Inc.
4.88%, 1/15/2028	614	593
5.25%, 1/15/2030	500	484
WESCO Distribution, Inc. 7.13%, 6/15/2025 (a)	739	743
		19,541
Wireless Telecommunication Services — 0.0% ^
Altice France Holding SA (Luxembourg) 6.00%, 2/15/2028 (a)	1,805	911
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	1,181	778
		1,689
Total Corporate Bonds (Cost $1,452,259)		1,385,458
Asset-Backed Securities — 17.7%
ACC Trust Series 2022-1, Class B, 2.55%, 2/20/2025 (a)	3,697	3,620
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (a)	1,789	1,634
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	289

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
ACM Auto Trust Series 2023-1A, Class B, 7.26%, 1/22/2030 (a)	3,400	3,408
American Credit Acceptance Receivables Trust
Series 2021-1, Class D, 1.14%, 3/15/2027 (a)	5,049	4,992
Series 2021-1, Class E, 2.29%, 3/15/2027 (a)	8,040	7,943
Series 2021-2, Class D, 1.34%, 7/13/2027 (a)	7,548	7,369
Series 2022-4, Class C, 7.86%, 2/15/2029 (a)	2,450	2,477
Series 2023-1, Class D, 6.35%, 4/12/2029 (a)	2,000	2,001
AMSR Trust
Series 2021-SFR1, Class C, 2.35%, 6/17/2038 (a)	581	508
Series 2021-SFR3, Class E1, 2.33%, 10/17/2038 (a)	2,700	2,417
Series 2021-SFR3, Class E2, 2.43%, 10/17/2038 (a)	5,500	4,915
Series 2021-SFR4, Class E1, 2.97%, 12/17/2038 (a)	1,821	1,622
Series 2023-SFR2, Class B, 3.95%, 6/17/2040 (a)	1,500	1,393
Amur Equipment Finance Receivables LLC Series 2022-1A, Class D, 2.91%, 8/21/2028 (a)	3,210	3,063
Aqua Finance Trust
Series 2020-AA, Class A, 1.90%, 7/17/2046 (a)	747	694
Series 2021-A, Class B, 2.40%, 7/17/2046 (a)	2,187	1,809
AREIT Trust Series 2021-CRE5, Class C, 7.68%, 11/17/2038 ‡ (a) (h)	20,131	19,289
Atlas Senior Loan Fund (Cayman Islands) Series 2019-13A, Class A1NR, 6.66%, 4/22/2031 (a) (h)	4,585	4,586
BOF Funding Trust Series 2023-CAR3, Class C, 4.50%, 7/26/2032 (a)	1,131	1,098
Bridgecrest Lending Auto Securitization Trust
Series 2024-1, Class C, 5.65%, 4/16/2029	4,000	3,998
Series 2023-1, Class C, 7.10%, 8/15/2029	1,750	1,796
Series 2024-1, Class D, 6.03%, 11/15/2029	3,500	3,499
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (a)	938	909
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (a)	5,665	5,300
BXMT Ltd.
Series 2021-FL4, Class A, 6.49%, 5/15/2038 (a) (h)	3,000	2,850
Series 2021-FL4, Class C, 7.19%, 5/15/2038 (a) (h)	1,750	1,525
CarNow Auto Receivables Trust
Series 2021-2A, Class D, 2.25%, 3/15/2027 (a)	7,190	6,957
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022-1A, Class D, 5.79%, 9/15/2027 (a)	6,145	5,648
CARS-DB4 LP
Series 2020-1A, Class A4, 3.19%, 2/15/2050 (a)	1,480	1,426
Series 2020-1A, Class B1, 4.17%, 2/15/2050 (a)	1,500	1,443
Carvana Auto Receivables Trust
Series 2020-N1A, Class D, 3.43%, 1/15/2026 (a)	375	374
Series 2024-N1, Class C, 5.80%, 5/10/2030 (a)	2,750	2,751
Cascade MH Asset Trust Series 2019-MH1, Class A, 4.00%, 11/25/2044 (a) (h)	3,106	2,979
CF Hippolyta Issuer LLC Series 2021-1A, Class B1, 1.98%, 3/15/2061 (a)	2,243	1,969
Continental Finance Credit Card ABS Master Trust Series 2021-A, Class A, 2.55%, 12/17/2029 (a)	3,100	2,961
CPS Auto Receivables Trust
Series 2019-D, Class E, 3.86%, 10/15/2025 (a)	8,296	8,269
Series 2020-A, Class E, 4.09%, 12/15/2025 (a)	1,264	1,260
Series 2020-C, Class D, 2.41%, 11/16/2026 (a)	993	986
Series 2021-A, Class D, 1.16%, 12/15/2026 (a)	1,880	1,841
Series 2020-C, Class E, 4.22%, 5/17/2027 (a)	18,450	18,042
Series 2021-D, Class D, 2.31%, 12/15/2027 (a)	15,550	14,914
Series 2022-A, Class D, 2.84%, 4/16/2029 (a)	11,479	10,868
Credit Acceptance Auto Loan Trust
Series 2021-2A, Class B, 1.26%, 4/15/2030 (a)	5,039	5,016
Series 2021-2A, Class C, 1.64%, 6/17/2030 (a)	2,500	2,455
Series 2021-3A, Class C, 1.63%, 9/16/2030 (a)	2,500	2,423
Series 2023-2A, Class B, 6.61%, 7/15/2033 (a)	2,250	2,258
Series 2023-1A, Class C, 7.71%, 7/15/2033 (a)	6,500	6,670
Series 2023-3A, Class C, 7.62%, 12/15/2033 (a)	1,050	1,074
Series 2023-5A, Class B, 6.71%, 2/15/2034 (a)	1,334	1,345
Series 2023-5A, Class C, 7.30%, 4/17/2034 (a)	3,150	3,190
Diamond Resorts Owner Trust Series 2021-1A, Class C, 2.70%, 11/21/2033 (a)	315	300
Driven Brands Funding LLC Series 2021-1A, Class A2, 2.79%, 10/20/2051 (a)	5,167	4,482
DT Auto Owner Trust
Series 2020-3A, Class D, 1.84%, 6/15/2026 (a)	1,750	1,699
Series 2021-1A, Class D, 1.16%, 11/16/2026 (a)	1,567	1,511
Series 2021-2A, Class D, 1.50%, 2/16/2027 (a)	3,611	3,470
Series 2020-1A, Class E, 3.48%, 2/16/2027 (a)	10,000	9,879
Series 2021-3A, Class D, 1.31%, 5/17/2027 (a)	18,750	17,540
Series 2021-4A, Class D, 1.99%, 9/15/2027 (a)	7,714	7,218
SEE NOTES TO FINANCIAL STATEMENTS.

290	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Elara HGV Timeshare Issuer LLC Series 2021-A, Class B, 1.74%, 8/27/2035 (a)	2,206	2,022
Exeter Automobile Receivables Trust
Series 2019-3A, Class D, 3.11%, 8/15/2025 (a)	65	65
Series 2020-3A, Class E, 3.44%, 8/17/2026 (a)	4,203	4,106
Series 2019-3A, Class E, 4.00%, 8/17/2026 (a)	810	808
Series 2019-4A, Class E, 3.56%, 10/15/2026 (a)	13,000	12,891
Series 2020-1A, Class E, 3.74%, 1/15/2027 (a)	865	853
Series 2021-2A, Class D, 1.40%, 4/15/2027	13,533	12,867
Series 2021-4A, Class D, 1.96%, 1/17/2028	15,065	14,286
First Investors Auto Owner Trust
Series 2021-1A, Class C, 1.17%, 3/15/2027 (a)	2,250	2,204
Series 2023-1A, Class B, 6.55%, 12/17/2029 (a)	3,264	3,320
FirstKey Homes Trust Series 2021-SFR3, Class E1, 2.99%, 12/17/2038 (a)	6,000	5,437
Flagship Credit Auto Trust Series 2021-1, Class D, 1.27%, 3/15/2027 (a)	4,361	4,066
Foundation Finance Trust Series 2021-1A, Class A, 1.27%, 5/15/2041 (a)	6,942	6,301
FRTKL
Series 2021-SFR1, Class D, 2.17%, 9/17/2038 (a)	6,762	6,067
Series 2021-SFR1, Class E1, 2.37%, 9/17/2038 (a)	3,750	3,318
GLS Auto Receivables Issuer Trust
Series 2020-4A, Class D, 1.64%, 10/15/2026 (a)	2,659	2,610
Series 2021-3A, Class D, 1.48%, 7/15/2027 (a)	9,800	9,260
Goldman Home Improvement Trust Issuer Trust Series 2021-GRN2, Class A, 1.15%, 6/25/2051 (a)	6,785	6,333
Granite Park Equipment Leasing LLC Series 2023-1A, Class D, 7.00%, 8/22/2033 (a)	1,000	991
Home Partners of America Trust
Series 2021-2, Class E1, 2.85%, 12/17/2026 (a)	9,618	8,562
Series 2021-3, Class E1, 3.20%, 1/17/2041 (a)	458	392
Lendbuzz Securitization Trust
Series 2021-1A, Class A, 1.46%, 6/15/2026 (a)	2,640	2,565
Series 2022-1A, Class A, 4.22%, 5/17/2027 (a)	1,160	1,139
Lendingpoint Asset Securitization Trust Series 2022-A, Class C, 2.82%, 6/15/2029 (a)	8,511	8,430
LendingPoint Asset Securitization Trust Series 2020-REV1, Class B, 4.49%, 10/15/2028 (a)	5,332	5,307
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

LendingPoint Pass-Through Trust Series 2022-ST1, Class A, 2.50%, 3/15/2028 (a)	734	713
Lendmark Funding Trust
Series 2021-1A, Class B, 2.47%, 11/20/2031 (a)	2,750	2,379
Series 2021-2A, Class A, 2.00%, 4/20/2032 (a)	4,444	3,980
Series 2023-1A, Class D, 8.69%, 5/20/2033 (a)	2,100	2,170
LP LMS Asset Securitization Trust Series 2023-1A, Class A, 8.18%, 10/17/2033 (a)	4,566	4,583
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (a)	6,885	6,306
Merchants Fleet Funding LLC Series 2023-1A, Class A, 7.21%, 5/20/2036 (a)	4,575	4,609
Mercury Financial Credit Card Master Trust Series 2023-1A, Class A, 8.04%, 9/20/2027 (a)	5,767	5,825
Morgan Stanley ABS Capital I, Inc. Trust Series 2004-SD1, Class A, 6.24%, 8/25/2034 (h)	159	156
New Residential Mortgage Loan Trust Series 2022-SFR1, Class E1, 3.55%, 2/17/2039 (a)	2,730	2,439
NRZ Excess Spread-Collateralized Notes
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (a)	7,477	7,016
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	2,665	2,477
Octane Receivables Trust Series 2023-1A, Class C, 6.37%, 9/20/2029 (a)	1,709	1,714
OnDeck Asset Securitization Trust IV LLC Series 2023-1A, Class A, 7.00%, 8/19/2030 (a)	3,744	3,747
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (a)	1,848	1,772
Oportun Issuance Trust
Series 2021-B, Class A, 1.47%, 5/8/2031 (a)	4,384	4,145
Series 2021-B, Class B, 1.96%, 5/8/2031 (a)	2,665	2,503
Series 2022-A, Class B, 5.25%, 6/9/2031 (a)	1,900	1,844
Pagaya AI Debt Selection Trust Series 2021-HG1, Class A, 1.22%, 1/16/2029 (a)	3,570	3,477
Pagaya AI Debt Trust Series 2023-1, Class A, 7.56%, 7/15/2030 (a)	739	742
Pawneee Equipment Receivables LLC Series 2021-1, Class B, 1.82%, 7/15/2027 (a)	2,066	1,978
PFP Ltd. (Cayman Islands) Series 2021-7, Class C, 7.09%, 4/14/2038 (a) (h)	365	357
PRET LLC
Series 2021-NPL3, Class A1, 1.87%, 7/25/2051 (a) (f)	3,267	3,148
Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (f)	2,222	2,190
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	291

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (a) (h)	4,210	4,110
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL2, Class A1, 1.99%, 6/27/2060 (a) (f)	4,597	4,448
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (a) (f)	6,773	6,601
Progress Residential Series 2021-SFR1, Class D, 1.81%, 4/17/2038 (a)	3,171	2,893
Progress Residential Trust
Series 2021-SFR6, Class C, 1.86%, 7/17/2038 (a)	6,250	5,679
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 (a)	6,500	5,820
Series 2024-SFR1, Class D, 3.75%, 2/17/2041 (a)	3,375	3,014
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (h)	1,997	1,974
Series 2021-4, Class A1, 1.87%, 4/25/2026 (a) (f)	8,513	8,287
Series 2021-7, Class A1, 1.87%, 8/25/2026 (a) (f)	3,446	3,328
Series 2021-8, Class A1, 1.74%, 9/25/2026 (a) (h)	5,195	4,980
Series 2021-10, Class A1, 2.49%, 10/25/2026 (a) (f)	1,657	1,623
Purchasing Power Funding LLC
Series 2024-A, Class B, 6.43%, 8/15/2028 (a)	750	750
Series 2024-A, Class C, 6.80%, 8/15/2028 (a)	2,700	2,697
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (a)	5,728	5,549
Santander Consumer Auto Receivables Trust Series 2021-AA, Class D, 1.57%, 1/15/2027 (a)	1,500	1,410
Santander Drive Auto Receivables Trust
Series 2022-6, Class D, 5.69%, 2/18/2031	7,000	6,955
Series 2023-5, Class C, 6.43%, 2/18/2031	2,000	2,062
Series 2023-4, Class C, 6.04%, 12/15/2031	8,700	8,829
Santander Revolving Auto Loan Trust Series 2019-A, Class D, 3.45%, 1/26/2032 (a)	2,390	2,330
SCF Equipment Leasing LLC Series 2022-2A, Class C, 6.50%, 8/20/2032 (a)	2,250	2,245
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 (a)	384	362
Series 2021-1A, Class C, 1.79%, 11/20/2037 (a)	341	322
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Stonepeak ABS Series 2021-1A, 3.82%, 2/28/2033 ‡ (a)	2,722	2,466
Tricon Residential Trust Series 2021-SFR1, Class E1, 2.79%, 7/17/2038 (a)	3,760	3,429
Upstart Pass-Through Trust
Series 2021-ST5, Class A, 2.00%, 7/20/2027 (a)	952	926
Series 2021-ST7, Class A, 1.85%, 9/20/2029 (a)	156	156
Series 2021-ST10, Class A, 2.25%, 1/20/2030 (a)	2,623	2,564
Series 2022-ST1, Class A, 2.60%, 3/20/2030 (a)	3,204	3,149
Upstart Securitization Trust
Series 2021-2, Class B, 1.75%, 6/20/2031 (a)	518	517
Series 2021-4, Class B, 1.84%, 9/20/2031 (a)	7,942	7,791
Series 2021-5, Class B, 2.49%, 11/20/2031 (a)	13,000	12,725
Vantage Data Centers Issuer LLC Series 2019-1A, Class A2, 3.19%, 7/15/2044 (a)	668	660
VCAT LLC
Series 2021-NPL3, Class A1, 1.74%, 5/25/2051 (a) (f)	6,721	6,493
Series 2021-NPL4, Class A1, 1.87%, 8/25/2051 (a) (f)	4,750	4,584
Venture CLO Ltd. (Cayman Islands) Series 2019-36A, Class A1AR, 6.71%, 4/20/2032 (a) (h)	11,936	11,917
Veros Auto Receivables Trust
Series 2023-1, Class C, 8.32%, 11/15/2028 (a)	7,250	7,519
Series 2022-1, Class D, 7.23%, 7/16/2029 (a)	1,000	986
VFI ABS LLC Series 2023-1A, Class A, 7.27%, 3/26/2029 (a)	2,371	2,383
VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (a) (f)	2,804	2,696
VOLT CI LLC Series 2021-NP10, Class A1, 1.99%, 5/25/2051 (a) (f)	4,982	4,776
VOLT CIII LLC Series 2021-CF1, Class A1, 1.99%, 8/25/2051 (a) (f)	2,806	2,695
VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (a) (f)	5,465	5,046
VOLT CVI LLC Series 2021-NP12, Class A1, 2.73%, 12/26/2051 (a) (f)	3,684	3,519
VOLT XCII LLC Series 2021-NPL1, Class A1, 4.89%, 2/27/2051 (a) (f)	1,880	1,834
VOLT XCIII LLC Series 2021-NPL2, Class A1, 4.89%, 2/27/2051 (a) (f)	7,136	6,923
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (f)	4,924	4,812
SEE NOTES TO FINANCIAL STATEMENTS.

292	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
VOLT XCV LLC Series 2021-NPL4, Class A1, 5.24%, 3/27/2051 (a) (f)	4,354	4,262
VOLT XCVI LLC Series 2021-NPL5, Class A1, 5.12%, 3/27/2051 (a) (f)	2,860	2,798
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (f)	3,802	3,723
VStrong Auto Receivables Trust Series 2023-A, Class B, 7.11%, 2/15/2030 (a)	2,500	2,549
Westgate Resorts LLC Series 2020-1A, Class A, 2.71%, 3/20/2034 (a)	211	209
Westlake Automobile Receivables Trust
Series 2021-3A, Class D, 2.12%, 1/15/2027 (a)	5,000	4,766
Series 2021-3A, Class E, 3.42%, 4/15/2027 (a)	13,000	12,453
Series 2023-1A, Class D, 6.79%, 11/15/2028 (a)	3,000	3,046
Total Asset-Backed Securities (Cost $689,053)		663,043
U.S. Treasury Obligations — 16.1%
U.S. Treasury Notes
3.25%, 8/31/2024	1,420	1,406
3.88%, 1/15/2026	20,325	20,034
4.00%, 2/15/2026	21,305	21,051
3.75%, 4/15/2026	54,295	53,372
4.13%, 6/15/2026	3,010	2,982
4.50%, 7/15/2026	58,670	58,629
4.38%, 8/15/2026	49,485	49,321
4.63%, 9/15/2026	6,865	6,884
4.38%, 12/15/2026	10,255	10,234
4.00%, 1/15/2027	143,150	141,472
4.13%, 2/15/2027	178,160	176,699
3.25%, 6/30/2027	3,140	3,031
4.13%, 10/31/2027	214	213
3.50%, 1/31/2028	1,690	1,639
4.00%, 6/30/2028	36,625	36,183
4.63%, 9/30/2028	8,230	8,342
4.38%, 11/30/2028	1,695	1,702
3.75%, 12/31/2028	7,905	7,725
Total U.S. Treasury Obligations (Cost $602,696)		600,919
Mortgage-Backed Securities — 12.4%
FHLMC
Pool # 841360, ARM, 5.40%, 11/1/2046 (h)	19,251	19,545
Pool # 841368, ARM, 6.73%, 9/1/2047 (h)	6,411	6,537
FHLMC Gold Pools, 15 Year Pool # G18528, 3.50%, 10/1/2029	1,822	1,763
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC Gold Pools, 20 Year Pool # C91649, 3.00%, 4/1/2033	27	26
FHLMC Gold Pools, 30 Year Pool # G61879, 4.50%, 3/1/2047	156	152
FHLMC UMBS, 10 Year
Pool # RD5034, 2.00%, 9/1/2030	22,056	20,501
Pool # RD5053, 2.00%, 3/1/2031	14,228	13,175
FHLMC UMBS, 15 Year
Pool # SB0041, 3.50%, 7/1/2034	2,038	1,948
Pool # SB0725, 4.00%, 8/1/2037	20,417	19,745
Pool # SB8184, 4.00%, 10/1/2037	10,298	9,919
Pool # SB8189, 4.00%, 11/1/2037	18,449	17,782
Pool # SB8222, 4.50%, 4/1/2038	31,020	30,344
FHLMC UMBS, 30 Year
Pool # ZT1703, 4.00%, 1/1/2049	11,572	10,858
Pool # SD8233, 5.00%, 7/1/2052	7,508	7,290
Pool # SD8343, 6.00%, 7/1/2053	37,665	37,832
FNMA UMBS, 15 Year
Pool # BM4202, 3.50%, 12/1/2029	2,966	2,869
Pool # AL9552, 3.50%, 8/1/2031	212	204
Pool # AS9697, 3.50%, 5/1/2032	73	70
Pool # FM1156, 2.50%, 4/1/2033	5,844	5,467
Pool # CB1216, 2.50%, 7/1/2036	9,474	8,606
Pool # FS1563, 2.50%, 7/1/2036	3,402	3,090
Pool # MA4640, 3.50%, 6/1/2037	9,385	8,880
Pool # FS2930, 4.00%, 9/1/2037	10,733	10,345
Pool # MA4776, 4.00%, 10/1/2037	7,966	7,678
FNMA UMBS, 20 Year
Pool # MA1446, 3.50%, 5/1/2033	131	124
Pool # MA1527, 3.00%, 8/1/2033	85	79
Pool # MA1921, 3.50%, 6/1/2034	4,585	4,348
Pool # FM3933, 3.00%, 6/1/2037	20,780	19,136
Pool # CA1791, 3.50%, 2/1/2038	8,388	7,932
Pool # FM3075, 3.50%, 11/1/2039	23,769	22,063
Pool # CA8310, 2.50%, 12/1/2040	13,176	11,424
FNMA UMBS, 30 Year
Pool # AB1463, 4.00%, 9/1/2040	5,200	4,925
Pool # FM2972, 4.00%, 12/1/2044	26,426	24,889
Pool # AL7453, 4.00%, 2/1/2045	3,441	3,287
Pool # FS2237, 4.00%, 10/1/2046	27,195	25,604
Pool # FS1847, 4.00%, 1/1/2049	8,036	7,552
Pool # FS1891, 4.00%, 1/1/2050	26,442	24,801
Pool # FS0085, 4.00%, 11/1/2050	13,887	13,008
Pool # MA4842, 5.50%, 12/1/2052	7,968	7,899
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	293

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
FNMA, Other
Pool # BF0125, 4.00%, 7/1/2056	8,636	7,963
Pool # BF0144, 3.50%, 10/1/2056	5,016	4,476
Pool # BF0184, 4.00%, 2/1/2057	2,594	2,392
Pool # BF0263, 3.50%, 5/1/2058	5,069	4,536
GNMA II, 30 Year
Pool # MA8201, 4.50%, 8/20/2052	3,544	3,388
Pool # MA8429, 5.50%, 11/20/2052	20,102	19,994
Total Mortgage-Backed Securities (Cost $487,371)		464,446
Commercial Mortgage-Backed Securities — 6.9%
Ashford Hospitality Trust Series 2018-KEYS, Class B, 6.94%, 6/15/2035 (a) (h)	600	589
BHMS Series 2018-ATLS, Class A, 6.86%, 7/15/2035 (a) (h)	500	498
BX
Series 2021-MFM1, Class D, 6.93%, 1/15/2034 (a) (h)	1,533	1,512
Series 2021-MFM1, Class E, 7.68%, 1/15/2034 (a) (h)	1,951	1,919
BX Trust Series 2024-MF, Class B, 6.99%, 2/15/2039 (a) (h)	800	798
Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class B, 3.77%, 2/10/2048	3,900	3,777
Series 2015-GC27, Class C, 4.42%, 2/10/2048 (h)	10,337	9,775
Series 2015-GC29, Class C, 4.14%, 4/10/2048 (h)	3,600	3,323
Series 2015-GC31, Class C, 4.03%, 6/10/2048 (h)	530	371
Series 2015-GC33, Class B, 4.57%, 9/10/2058 (h)	3,500	3,156
Commercial Mortgage Trust
Series 2020-CBM, Class D, 3.63%, 2/10/2037 (a) (h)	3,370	3,186
Series 2014-CR14, Class B, 3.74%, 2/10/2047 (h)	2,571	2,449
Series 2014-UBS3, Class B, 4.31%, 6/10/2047	2,000	1,837
Series 2014-CR19, Class D, 4.63%, 8/10/2047 (a) (h)	3,291	2,933
Series 2014-UBS5, Class C, 4.60%, 9/10/2047 (h)	2,750	2,494
Series 2014-CR20, Class C, 4.45%, 11/10/2047 (h)	1,000	942
Series 2014-CR21, Class D, 3.92%, 12/10/2047 (a) (h)	2,665	2,405
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2015-CR23, Class D, 4.29%, 5/10/2048 (h)	2,000	1,751
Series 2015-LC21, Class D, 4.32%, 7/10/2048 (h)	1,000	882
Series 2015-CR25, Class B, 4.52%, 8/10/2048 (h)	5,899	5,708
Series 2015-CR26, Class B, 4.46%, 10/10/2048 (h)	2,550	2,421
Series 2015-PC1, Class B, 4.28%, 7/10/2050 (h)	3,150	2,964
CSAIL Commercial Mortgage Trust Series 2015-C4, Class E, 3.56%, 11/15/2048 (h)	2,973	2,534
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN1, Class M1, 7.32%, 1/25/2051 (a) (h)	431	422
FHLMC, Multi-Family Structured Pass-Through Certificates
Series KC03, Class X1, IO, 0.48%, 11/25/2024 (h)	53,311	156
Series KC06, Class X1, IO, 0.88%, 6/25/2026 (h)	35,033	292
Series K734, Class X3, IO, 2.17%, 7/25/2026 (h)	35,700	1,464
Series KC05, Class X1, IO, 1.23%, 6/25/2027 (h)	26,461	561
Series K068, Class X1, IO, 0.42%, 8/25/2027 (h)	231,756	2,926
Series K739, Class X1, IO, 1.20%, 9/25/2027 (h)	63,543	2,049
Series K078, Class X1, IO, 0.08%, 6/25/2028 (h)	48,764	234
Series K090, Class X3, IO, 2.31%, 10/25/2029 (h)	32,598	3,311
Series K112, Class X1, IO, 1.43%, 5/25/2030 (h)	24,835	1,754
Series Q012, Class X, IO, 4.07%, 9/25/2035 (h)	12,135	2,083
Series K061, Class X3, IO, 1.98%, 12/25/2044 (h)	2,775	126
Series K070, Class X3, IO, 2.04%, 12/25/2044 (h)	16,537	1,048
Series K072, Class X3, IO, 2.14%, 12/25/2045 (h)	1,200	85
Series K087, Class X3, IO, 2.32%, 1/25/2046 (h)	14,050	1,264
Series K097, Class X3, IO, 2.02%, 9/25/2046 (h)	20,477	1,819
Series K104, Class X3, IO, 1.90%, 2/25/2047 (h)	25,300	2,270
SEE NOTES TO FINANCIAL STATEMENTS.

294	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series K088, Class X3, IO, 2.35%, 2/25/2047 (h)	9,575	921
Series K735, Class X3, IO, 2.15%, 5/25/2047 (h)	40,532	1,773
Series K093, Class X3, IO, 2.21%, 5/25/2047 (h)	50,000	4,662
Series K095, Class X3, IO, 2.10%, 8/25/2047 (h)	25,000	2,279
Series K736, Class X3, IO, 2.01%, 9/25/2047 (h)	50,000	2,052
Series K099, Class X3, IO, 1.95%, 10/25/2047 (h)	13,745	1,191
Series K105, Class X3, IO, 1.92%, 3/25/2048 (h)	40,058	3,788
Series K111, Class X3, IO, 3.18%, 4/25/2048 (h)	15,644	2,431
Series K110, Class X3, IO, 3.40%, 6/25/2048 (h)	15,544	2,527
Series K114, Class X3, IO, 2.74%, 8/25/2048 (h)	10,750	1,438
Series K115, Class X3, IO, 2.96%, 9/25/2048 (h)	21,273	3,091
Series K125, Class X3, IO, 2.65%, 2/25/2049 (h)	15,690	2,229
FNMA ACES
Series 2020-M10, Class X1, IO, 1.77%, 12/25/2030 (h)	46,554	3,303
Series 2019-M21, Class X2, IO, 1.28%, 2/25/2031 (h)	28,728	1,427
Series 2020-M37, Class X, IO, 1.03%, 4/25/2032 (h)	69,440	3,180
FREMF Series 2018-KF46, Class B, 7.40%, 3/25/2028 (a) (h)	151	139
FREMF Mortgage Trust
Series 2017-KF34, Class B, 8.15%, 8/25/2024 (a) (h)	2,974	2,956
Series 2017-KF38, Class B, 7.95%, 9/25/2024 (a) (h)	59	58
Series 2017-KF39, Class B, 7.95%, 11/25/2024 (a) (h)	99	98
Series 2018-KF42, Class B, 7.65%, 12/25/2024 (a) (h)	968	953
Series 2018-KF53, Class B, 7.50%, 10/25/2025 (h)	369	358
Series 2019-KC03, Class B, 4.38%, 1/25/2026 (a) (h)	5,000	4,767
Series 2019-KF60, Class B, 7.80%, 2/25/2026 (a) (h)	972	940
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-KF62, Class B, 7.50%, 4/25/2026 (a) (h)	212	200
Series 2019-KC06, Class B, 3.82%, 9/25/2026 (a) (h)	7,600	6,966
GS Mortgage Securities Trust
Series 2013-GC10, Class C, 4.29%, 2/10/2046 (a) (h)	2,187	2,122
Series 2017-GS5, Class D, 3.51%, 3/10/2050 (a) (h)	2,250	1,109
Series 2015-GC30, Class C, 4.07%, 5/10/2050 (h)	3,695	3,246
Independence Plaza Trust Series 2018-INDP, Class C, 4.16%, 7/10/2035 (a)	3,500	3,286
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class C, 10.09%, 4/15/2047 (h)	2,000	1,959
Series 2015-C30, Class C, 4.23%, 7/15/2048 (h)	7,732	6,115
Series 2015-C31, Class B, 4.62%, 8/15/2048 (h)	4,410	3,870
Series 2015-C31, Class C, 4.62%, 8/15/2048 (h)	3,360	2,743
Series 2016-C1, Class D1, 4.20%, 3/17/2049 (a) (h)	4,600	3,917
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class D, 4.50%, 3/15/2050 (a) (h)	3,725	2,810
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class D, 4.94%, 12/15/2046 (a) (h)	869	768
Life Mortgage Trust Series 2021-BMR, Class C, 6.53%, 3/15/2038 (a) (h)	2,757	2,709
MHC Commercial Mortgage Trust Series 2021-MHC, Class D, 7.03%, 4/15/2038 (a) (h)	1,887	1,872
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17, Class C, 4.41%, 8/15/2047 (h)	5,411	5,169
Series 2014-C17, Class D, 4.65%, 8/15/2047 (a) (h)	2,000	1,877
Series 2014-C18, Class B, 4.41%, 10/15/2047 (h)	6,000	5,823
Series 2014-C18, Class C, 4.46%, 10/15/2047 (h)	4,366	4,190
Series 2015-C20, Class C, 4.45%, 2/15/2048 (h)	5,400	5,119
Series 2015-C24, Class D, 3.26%, 5/15/2048 (a)	3,150	2,710
Series 2015-C24, Class C, 4.32%, 5/15/2048 (h)	2,060	1,814
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	295

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2016-C31, Class B, 3.88%, 11/15/2049 (h)	2,577	2,267
Series 2015-C23, Class D, 4.14%, 7/15/2050 (a) (h)	2,000	1,703
Morgan Stanley Capital I Trust
Series 2018-SUN, Class B, 6.82%, 7/15/2035 (a) (h)	250	248
Series 2015-MS1, Class B, 4.02%, 5/15/2048 (h)	5,450	5,058
Series 2020-HR8, Class XA, IO, 1.83%, 7/15/2053 (h)	21,011	1,825
MRCD MARK Mortgage Trust
Series 2019-PARK, Class A, 2.72%, 12/15/2036 (a)	6,960	6,073
Series 2019-PARK, Class B, 2.72%, 12/15/2036 (a)	6,000	4,860
Series 2019-PARK, Class D, 2.72%, 12/15/2036 (a)	2,000	1,200
Series 2019-PARK, Class E, 2.72%, 12/15/2036 (a)	7,500	4,200
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B, 3.93%, 10/10/2048	275	247
STWD Mortgage Trust (Cayman Islands)
Series 2021-LIH, Class B, 7.09%, 11/15/2036 (a) (h)	3,600	3,549
Series 2021-LIH, Class C, 7.39%, 11/15/2036 (a) (h)	2,200	2,162
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (a) (h)	932	888
Series 2021-2, Class A, 1.52%, 8/25/2051 (a) (h)	3,618	3,017
Wells Fargo Commercial Mortgage Trust
Series 2015-C27, Class C, 3.89%, 2/15/2048	2,500	2,147
Series 2015-C29, Class C, 4.22%, 6/15/2048 (h)	3,750	3,303
Series 2018-C43, Class A3, 3.75%, 3/15/2051	831	790
Series 2015-LC22, Class D, 4.54%, 9/15/2058 (h)	10,106	9,062
WFRBS Commercial Mortgage Trust
Series 2013-C11, Class B, 3.71%, 3/15/2045 (h)	46	42
Series 2014-C22, Class C, 3.75%, 9/15/2057 (h)	8,583	6,593
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2014-C22, Class D, 3.90%, 9/15/2057 (a) (h)	1,000	501
Series 2014-C22, Class B, 4.37%, 9/15/2057 (h)	3,000	2,710
Total Commercial Mortgage-Backed Securities (Cost $295,678)		259,488
Collateralized Mortgage Obligations — 5.1%
Alternative Loan Trust
Series 2004-25CB, Class A1, 6.00%, 12/25/2034	134	117
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	109	101
Angel Oak Mortgage Trust
Series 2019-5, Class A3, 2.92%, 10/25/2049 (a) (h)	367	354
Series 2019-5, Class B1, 3.96%, 10/25/2049 (a) (h)	1,060	944
Angel Oak Mortgage Trust I LLC Series 2018-3, Class B1, 5.04%, 9/25/2048 (a) (h)	4,000	3,644
ANTLR Mortgage Trust Series 2021-RTL1, Class A1, 3.12%, 11/25/2024 (a) (f)	331	330
Arroyo Mortgage Trust
Series 2019-1, Class A1, 3.80%, 1/25/2049 (a) (h)	75	70
Series 2019-2, Class A3, 3.80%, 4/25/2049 (a) (h)	169	158
CHL Mortgage Pass-Through Trust
Series 2005-J2, Class 3A8, 5.50%, 8/25/2035	524	323
Series 2006-HYB2, Class 2A1B, 4.45%, 4/20/2036 (h)	77	68
CIM Trust Series 2019-INV2, Class A11, 6.39%, 5/25/2049 (a) (h)	73	71
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M2, 6.97%, 12/25/2041 (a) (h)	9,450	9,485
CSFB Mortgage-Backed Pass-Through Certificates Series 2005-9, Class 1A2, 5.25%, 10/25/2035	739	646
CSMC Trust Series 2021-RPL1, Class A1, 4.04%, 9/27/2060 (a) (h)	4,252	4,108
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-3, Class 2A1, 6.19%, 10/25/2047 (h)	627	441
FHLMC STACR REMIC Trust Series 2020-HQA3, Class B1, 11.19%, 7/25/2050 (a) (h)	6,274	6,964
FHLMC, REMIC
Series 3036, Class NE, 5.00%, 9/15/2035	83	83
Series 3294, Class NE, 5.50%, 3/15/2037	169	173
SEE NOTES TO FINANCIAL STATEMENTS.

296	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 3878, Class PL, 4.50%, 11/15/2040	10,309	10,072
Series 4012, Class GS, IF, IO, 1.06%, 3/15/2042 (h)	4,262	496
Series 4338, Class SA, IF, IO, 0.56%, 5/15/2044 (h)	3,845	412
Series 4477, Class SA, IF, IO, 0.71%, 5/15/2045 (h)	3,785	422
Series 4505, Class SA, IF, IO, 0.71%, 8/15/2045 (h)	3,186	336
Series 4681, Class SD, IF, IO, 0.71%, 5/15/2047 (h)	291	34
Series 5194, Class H, 2.50%, 10/25/2047	37,206	32,884
Series 4925, Class SH, IF, IO, 0.66%, 10/25/2049 (h)	7,142	678
Series 4954, Class SB, IF, IO, 0.61%, 2/25/2050 (h)	7,259	762
Series 5021, Class MI, IO, 3.00%, 10/25/2050	24,403	3,751
Series 4632, Class MA, 4.00%, 8/15/2054	5,183	4,974
Series 4634, Class MD, 5.00%, 11/15/2054	8,754	8,596
Series 4630, Class MA, 4.00%, 1/15/2055	7,035	6,843
Series 4839, Class WS, IF, IO, 0.66%, 8/15/2056 (h)	11,918	1,448
FHLMC, STRIPS
Series 267, Class S5, IF, IO, 0.56%, 8/15/2042 (h)	3,180	239
Series 342, Class S7, IF, IO, 0.67%, 2/15/2045 (h)	1,364	145
FNMA, Connecticut Avenue Securities Series 2021-R02, Class 2M2, 7.32%, 11/25/2041 (a) (h)	6,500	6,548
FNMA, REMIC
Series 2013-55, Class AI, IO, 3.00%, 6/25/2033	821	76
Series 2015-85, Class SA, IF, IO, 0.18%, 11/25/2045 (h)	3,250	263
Series 2016-74, Class GS, IF, IO, 0.56%, 10/25/2046 (h)	1,614	190
Series 2017-31, Class SG, IF, IO, 0.66%, 5/25/2047 (h)	7,743	877
Series 2019-31, Class S, IF, IO, 0.61%, 7/25/2049 (h)	3,911	401
Series 2022-42, Class EA, 3.75%, 6/25/2052	61,593	57,935
Series 2022-43, Class P, 4.00%, 7/25/2052	9,674	9,141
GNMA
Series 2012-39, Class MI, IO, 4.00%, 3/16/2042	263	48
Series 2015-123, Class SE, IF, IO, 0.29%, 9/20/2045 (h)	3,996	387
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-108, Class SM, IF, IO, 0.67%, 8/20/2046 (h)	707	79
Series 2018-139, Class SB, IF, IO, 0.72%, 10/20/2048 (h)	5,890	699
New Residential Mortgage Loan Trust Series 2019-NQM5, Class B1, 4.04%, 11/25/2059 (a) (h)	3,041	2,537
NYMT Loan Trust
Series 2020-SP2, Class A1, 5.94%, 10/25/2060 (a) (h)	1,573	1,568
Series 2021-SP1, Class A1, 1.67%, 8/25/2061 (a) (f)	4,297	4,096
PRET LLC Series 2024-NPL2, Class A1, 7.02%, 2/25/2054 ‡ (a) (f)	6,000	5,988
RALI Trust Series 2003-QS12, Class A4, 3.35%, 6/25/2018	—	—
Structured Asset Mortgage Investments II Trust Series 2006-AR6, Class 2A1, 5.82%, 7/25/2046 (h)	932	639
Verus Securitization Trust Series 2019-4, Class B1, 3.86%, 11/25/2059 (a) (h)	600	515
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR5, Class A6, 4.61%, 5/25/2035 (h)	57	55
Total Collateralized Mortgage Obligations (Cost $205,992)		192,214
Foreign Government Securities — 1.1%
Benin Government Bond 7.96%, 2/13/2038 (a)	1,420	1,375
Dominican Republic Government Bond
4.50%, 1/30/2030 (a)	5,540	5,031
7.05%, 2/3/2031 (a)	1,140	1,173
Federal Republic of Nigeria
7.63%, 11/21/2025 (e)	700	689
6.50%, 11/28/2027 (e)	5,800	5,274
Gabonese Republic 6.95%, 6/16/2025 (e)	2,000	1,926
Hashemite Kingdom of Jordan
4.95%, 7/7/2025 (e)	1,800	1,750
6.13%, 1/29/2026 (e)	2,800	2,753
Istanbul Metropolitan Municipality 10.50%, 12/6/2028 (a)	2,330	2,499
Lebanese Republic 6.38%, 3/9/2020 (b)	4,362	251
Republic of Angola
9.50%, 11/12/2025 (e)	900	899
8.25%, 5/9/2028 (e)	2,000	1,842
Republic of Cote d'Ivoire
6.38%, 3/3/2028 (e)	4,600	4,459
5.75%, 12/31/2032 (e) (f)	251	235
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	297

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
7.63%, 1/30/2033 (a)	1,890	1,831
Republic of El Salvador 8.63%, 2/28/2029 (e)	1,600	1,394
Republic of Iraq 5.80%, 1/15/2028 (e)	2,075	1,936
Republic of Paraguay 6.00%, 2/9/2036 (a)	750	753
Republic of Senegal 6.25%, 5/23/2033 (e)	2,000	1,665
Turkiye Ihracat Kredi Bankasi A/S 9.38%, 1/31/2026 (a)	2,751	2,881
Total Foreign Government Securities (Cost $45,847)		40,616
Loan Assignments — 0.4% (c) (i)
Beverages — 0.0% ^
Triton Water Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.86%, 3/31/2028	1,930	1,894
Containers & Packaging — 0.0% ^
Graham Packaging Co., Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 8/4/2027	1,182	1,181
Ground Transportation — 0.1%
First Student Bidco, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.61%, 7/21/2028	1,770	1,756
First Student Bidco, Inc., 1st Lien Term Loan C (3-MONTH CME TERM SOFR + 3.00%), 8.61%, 7/21/2028	537	533
		2,289
IT Services — 0.1%
MH Sub I LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.58%, 5/3/2028	2,007	1,972
Machinery — 0.0% ^
Alliance Laundry Systems LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%; 3-MONTH CME TERM SOFR + 3.50%), 8.93%, 10/8/2027	1,114	1,115
Personal Care Products — 0.1%
Nestle Skin Health SA, Term Loan B (Luxembourg) (3-MONTH CME TERM SOFR + 3.50%), 8.95%, 10/1/2026	2,401	2,403
Semiconductors & Semiconductor Equipment — 0.0% ^
Vertiv Group Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.94%, 3/2/2027	1,064	1,066
Software — 0.1%
Genesys Telecom Holdings US, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.44%, 12/1/2027	2,037	2,043
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialty Retail — 0.0% ^
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.08%, 10/19/2027	1,065	1,065
Total Loan Assignments (Cost $15,084)		15,028
Municipal Bonds — 0.1% (h) (j)
California — 0.1%
California Housing Finance Agency Series 2021-1, Class X, Rev., 0.80%, 11/20/2035 (Cost $2,568)	52,660	2,570
	SHARES (000)
Common Stocks — 0.0% ^
Oil, Gas & Consumable Fuels — 0.0% ^
Gulfport Energy Corp. *	3	417
Wireless Telecommunication Services — 0.0% ^
Intelsat SA (Luxembourg) ‡ *	15	410
Total Common Stocks (Cost $643)		827
	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.0% ^
Oil, Gas & Consumable Fuels — 0.0% ^
Gulfport Energy Corp. 10.00% (Cash), 4/5/2024 ‡ (d) (k) (l) (Cost $46)	—	497
	SHARES (000)
Short-Term Investments — 2.5%
Investment Companies — 2.3%
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (m) (n) (Cost $84,430)	84,405	84,447
SEE NOTES TO FINANCIAL STATEMENTS.

298	J.P. Morgan Income Funds	February 29, 2024

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Bills, 5.18%, 8/8/2024 (o) (p) (Cost $9,034)	9,241	9,030
Total Short-Term Investments (Cost $93,464)		93,477
Total Investments — 99.3% (Cost $3,890,701)		3,718,583
Other Assets Less Liabilities — 0.7%		25,034
NET ASSETS — 100.0%		3,743,617

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 29, 2024.
CLO	Collateralized Loan Obligations
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 29, 2024. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PIK	Payment In Kind
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Defaulted security.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 29, 2024.
(d)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(e)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 29, 2024.

(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 29, 2024.

(i)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(j)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(k)	Security is an interest bearing note with preferred security characteristics.
(l)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of February 29, 2024.

(m)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	299

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 29, 2024 (continued)
(n)	The rate shown is the current yield as of February 29, 2024.
(o)	The rate shown is the effective yield as of February 29, 2024.
(p)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
Futures contracts outstanding as of February 29, 2024 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 5 Year Note	6,103	06/28/2024	USD	653,069	1,615
Short Contracts
U.S. Treasury 10 Year Note	(1,333)	06/18/2024	USD	(147,297)	(521)
U.S. Treasury 10 Year Ultra Note	(812)	06/18/2024	USD	(92,758)	(592)
U.S. Treasury Long Bond	(185)	06/18/2024	USD	(22,061)	(209)
U.S. Treasury Ultra Bond	(31)	06/18/2024	USD	(3,968)	(87)
U.S. Treasury 2 Year Note	(364)	06/28/2024	USD	(74,555)	(68)
(1,477)
138

Abbreviations
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 29, 2024 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.41-V2	5.00	Quarterly	12/20/2028	3.38	USD 30,750	(263)	(1,973)	(2,236)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

300	J.P. Morgan Income Funds	February 29, 2024

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	301

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 29, 2024
(Amounts in thousands, except per share amounts)

	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund	JPMorgan Floating Rate Income Fund	JPMorgan Government Bond Fund
ASSETS:
Investments in non-affiliates, at value	$42,967,515	$18,500,540	$284,469	$1,759,801
Investments in affiliates, at value	1,597,845	1,483,911	38,655	48,936
Investments of cash collateral received from securities loaned, at value (See Note 2.E.)	—	548	—	—
Restricted cash for OTC derivatives	—	2,898	—	—
Cash	31,387	1,517	613	48
Foreign currency, at value	5	29	2	—
Deposits at broker for futures contracts	66,239	1,396	—	—
Deposits at broker for centrally cleared swaps	—	1,140	—	—
Receivables:
Investment securities sold	8,106	12,942	3,353	24
Investment securities sold — delayed delivery securities	—	60,985	—	—
Fund shares sold	54,750	178,506	12	2,977
Interest from non-affiliates	267,159	115,787	1,594	7,096
Dividends from affiliates	7,328	6,954	117	249
Securities lending income (See Note 2.E.)	—	— (a)	—	—
Variation margin on futures contracts	5,647	9,041	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	280	—	—
Total Assets	45,005,981	20,376,474	328,815	1,819,131
LIABILITIES:
Payables:
Investment securities purchased	202,906	103,153	23,537	—
Investment securities purchased — delayed delivery securities	204,717	997,368	—	—
Collateral received on securities loaned (See Note 2.E.)	—	548	—	—
Fund shares redeemed	50,273	13,604	191	5,651
Unrealized depreciation on forward foreign currency exchange contracts	—	143	—	—
Outstanding OTC swap contracts, at value	—	3,311	—	—
Accrued liabilities:
Investment advisory fees	9,513	4,269	70	313
Administration fees	1,213	924	—	53
Distribution fees	538	337	12	76
Service fees	2,671	445	16	130
Custodian and accounting fees	215	119	12	16
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	—	— (a)
Other	1,854	462	83	209
Total Liabilities	473,900	1,124,683	23,921	6,448
Net Assets	$44,532,081	$19,251,791	$304,894	$1,812,683

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

302	J.P. Morgan Income Funds	February 29, 2024

	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund	JPMorgan Floating Rate Income Fund	JPMorgan Government Bond Fund
NET ASSETS:
Paid-in-Capital	$48,880,957	$21,680,396	$665,815	$2,065,837
Total distributable earnings (loss)	(4,348,876)	(2,428,605)	(360,921)	(253,154)
Total Net Assets	$44,532,081	$19,251,791	$304,894	$1,812,683
Net Assets:
Class A	$2,090,147	$1,431,467	$45,226	$269,764
Class C	160,593	65,518	4,430	14,962
Class I	19,585,998	5,304,373	164,684	771,234
Class R2	45,828	35,868	—	13,919
Class R3	56,197	14,013	—	37,702
Class R4	385	4,090	—	6,579
Class R5	201,222	891	—	—
Class R6	22,391,711	12,395,571	90,554	698,523
Total	$44,532,081	$19,251,791	$304,894	$1,812,683
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	206,545	200,910	5,294	28,736
Class C	15,732	9,127	521	1,599
Class I	1,937,050	744,932	19,279	82,204
Class R2	4,535	5,034	—	1,484
Class R3	5,574	1,971	—	4,019
Class R4	38	575	—	701
Class R5	19,936	125	—	—
Class R6	2,211,103	1,738,974	10,599	74,475
Net Asset Value (a):
Class A — Redemption price per share	$10.12	$7.12	$8.54	$9.39
Class C — Offering price per share (b)	10.21	7.18	8.51	9.36
Class I — Offering and redemption price per share	10.11	7.12	8.54	9.38
Class R2 — Offering and redemption price per share	10.11	7.12	—	9.38
Class R3 — Offering and redemption price per share	10.08	7.11	—	9.38
Class R4 — Offering and redemption price per share	10.10	7.11	—	9.38
Class R5 — Offering and redemption price per share	10.09	7.13	—	—
Class R6 — Offering and redemption price per share	10.13	7.13	8.54	9.38
Class A maximum sales charge	3.75%	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.51	$7.40	$8.74	$9.76
Cost of investments in non-affiliates	$46,475,153	$19,786,269	$290,164	$1,974,252
Cost of investments in affiliates	1,597,385	1,483,660	38,655	48,936
Cost of foreign currency	5	33	2	—
Investment securities on loan, at value (See Note 2.E.)	—	1	—	—
Cost of investment of cash collateral (See Note 2.E.)	—	548	—	—
Net upfront payments on OTC swap contracts	—	1,065	—	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	303

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 29, 2024 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan High Yield Fund	JPMorgan Income Fund	JPMorgan Mortgage-Backed Securities Fund	JPMorgan Short Duration Bond Fund
ASSETS:
Investments in non-affiliates, at value	$4,764,135	$10,137,451	$4,844,888	$7,375,503
Investments in affiliates, at value	35,956	201,517	622,242	184,181
Restricted cash for OTC derivatives	—	34,550	—	—
Cash	542	6,553	8,884	62
Foreign currency, at value	641	2	—	—
Deposits at broker for futures contracts	—	45,636	—	—
Deposits at broker for centrally cleared swaps	—	21,194	—	—
Receivables:
Investment securities sold	3,062	12,177	27	282,566
Investment securities sold — delayed delivery securities	1,308	705,863	16,372	—
Fund shares sold	1,633	8,506	6,246	18,363
Interest from non-affiliates	72,355	80,339	15,459	38,171
Dividends from affiliates	710	547	1,824	1,207
Variation margin on futures contracts	—	—	393	—
Variation margin on centrally cleared swaps	—	16	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	17	—	—
Total Assets	4,880,342	11,254,368	5,516,335	7,900,053
LIABILITIES:
Payables:
Distributions	—	1,082	—	—
TBA short commitments, at value	—	698,263	—	—
Investment securities purchased	5,541	6,472	15,397	301,495
Investment securities purchased — delayed delivery securities	22,288	1,240,236	375,185	18,201
Interest expense to non-affiliates on securities sold short	—	276	—	—
Fund shares redeemed	11,988	21,805	3,037	12,295
Variation margin on futures contracts	—	360	—	831
Unrealized depreciation on forward foreign currency exchange contracts	—	1,419	—	—
Outstanding OTC swap contracts, at value	—	34,014	—	—
Accrued liabilities:
Investment advisory fees	1,733	2,169	679	1,144
Administration fees	150	527	121	363
Distribution fees	110	425	27	145
Service fees	147	26	274	106
Custodian and accounting fees	33	93	48	55
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	—	— (a)
Other	303	613	193	498
Total Liabilities	42,293	2,007,780	394,961	335,133
Net Assets	$4,838,049	$9,246,588	$5,121,374	$7,564,920

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

304	J.P. Morgan Income Funds	February 29, 2024

	JPMorgan High Yield Fund	JPMorgan Income Fund	JPMorgan Mortgage-Backed Securities Fund	JPMorgan Short Duration Bond Fund
NET ASSETS:
Paid-in-Capital	$5,779,623	$10,816,686	$5,660,321	$8,002,896
Total distributable earnings (loss)	(941,574)	(1,570,098)	(538,947)	(437,976)
Total Net Assets	$4,838,049	$9,246,588	$5,121,374	$7,564,920
Net Assets:
Class A	$443,254	$515,243	$105,192	$643,376
Class C	36,075	542,709	9,722	31,431
Class I	797,888	5,999,683	2,512,039	1,683,579
Class R2	2,881	—	—	—
Class R3	350	—	—	—
Class R4	79	—	—	—
Class R5	3,705	—	—	—
Class R6	3,553,817	2,188,953	2,494,421	5,206,534
Total	$4,838,049	$9,246,588	$5,121,374	$7,564,920
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	70,036	61,750	10,193	60,393
Class C	5,682	65,011	974	2,929
Class I	125,119	719,965	250,975	157,808
Class R2	456	—	—	—
Class R3	55	—	—	—
Class R4	13	—	—	—
Class R5	579	—	—	—
Class R6	556,756	262,714	249,278	488,029
Net Asset Value (a):
Class A — Redemption price per share	$6.33	$8.34	$10.32	$10.65
Class C — Offering price per share (b)	6.35	8.35	9.98	10.73
Class I — Offering and redemption price per share	6.38	8.33	10.01	10.67
Class R2 — Offering and redemption price per share	6.32	—	—	—
Class R3 — Offering and redemption price per share	6.38	—	—	—
Class R4 — Offering and redemption price per share	6.38	—	—	—
Class R5 — Offering and redemption price per share	6.40	—	—	—
Class R6 — Offering and redemption price per share	6.38	8.33	10.01	10.67
Class A maximum sales charge	3.75%	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$6.58	$8.66	$10.72	$10.90
Cost of investments in non-affiliates	$5,036,936	$10,873,904	$5,240,122	$7,532,880
Cost of investments in affiliates	35,956	201,530	622,237	184,181
Cost of foreign currency	711	2	—	—
Proceeds from short TBAs	—	704,457	—	—
Net upfront receipts on centrally cleared swaps	—	(3,288)	—	—
Net upfront receipts on OTC swap contracts	—	(8,515)	—	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	305

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 29, 2024 (continued)
(Amounts in thousands, except per share amounts)

JPMorgan Short Duration Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$3,634,136
Investments in affiliates, at value	84,447
Cash	323
Foreign currency, at value	— (a)
Receivables:
Investment securities sold	4,559
Fund shares sold	2,880
Interest from non-affiliates	25,097
Dividends from affiliates	13
Variation margin on futures contracts	71
Variation margin on centrally cleared swaps	1
Total Assets	3,751,527
LIABILITIES:
Payables:
Investment securities purchased	3,208
Investment securities purchased — delayed delivery securities	270
Fund shares redeemed	2,707
Accrued liabilities:
Investment advisory fees	702
Administration fees	198
Distribution fees	94
Service fees	97
Custodian and accounting fees	34
Trustees’ and Chief Compliance Officer’s fees	— (a)
Other	600
Total Liabilities	7,910
Net Assets	$3,743,617

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

306	J.P. Morgan Income Funds	February 29, 2024

JPMorgan Short Duration Core Plus Fund
NET ASSETS:
Paid-in-Capital	$4,390,258
Total distributable earnings (loss)	(646,641)
Total Net Assets	$3,743,617
Net Assets:
Class A	$386,431
Class C	31,941
Class I	1,655,673
Class R6	1,669,572
Total	$3,743,617
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	42,473
Class C	3,520
Class I	181,969
Class R6	183,524
Net Asset Value (a):
Class A — Redemption price per share	$9.10
Class C — Offering price per share (b)	9.08
Class I — Offering and redemption price per share	9.10
Class R6 — Offering and redemption price per share	9.10
Class A maximum sales charge	2.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.31
Cost of investments in non-affiliates	$3,806,271
Cost of investments in affiliates	84,430
Cost of foreign currency	— (c)
Net upfront receipts on centrally cleared swaps	(263)

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
(c)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	307

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 29, 2024
(Amounts in thousands)

	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund	JPMorgan Floating Rate Income Fund	JPMorgan Government Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,578,827	$760,852	$24,226	$53,894
Interest income from affiliates	59	363	10	—
Dividend income from non-affiliates	—	308	14	—
Dividend income from affiliates	84,884	52,995	928	3,759
Income from securities lending (net) (See Note 2.E.)	—	5	—	—
Foreign taxes withheld (net)	—	(136)	—	—
Total investment income	1,663,770	814,387	25,178	57,653
EXPENSES:
Investment advisory fees	111,898	51,674	1,591	5,214
Administration fees	15,249	11,101	216	1,394
Distribution fees:
Class A	4,983	3,831	117	707
Class C	1,278	518	41	132
Class R2	233	183	—	69
Class R3	117	23	—	72
Service fees:
Class A	4,983	3,831	117	707
Class C	426	173	14	44
Class I	41,337	10,969	438	2,065
Class R2	116	91	—	34
Class R3	117	23	—	72
Class R4	1	13	—	18
Class R5	209	13	—	—
Custodian and accounting fees	1,410	753	130	96
Interest expense to affiliates	61	15	—	—
Professional fees	267	189	128	77
Trustees’ and Chief Compliance Officer’s fees	162	85	25	33
Printing and mailing costs	2,042	819	42	129
Registration and filing fees	2,255	517	98	207
Transfer agency fees (See Note 2.J.)	542	296	11	74
Other	699	537	13	29
Total expenses	188,385	85,654	2,981	11,173
Less fees waived	(19,163)	(11,474)	(752)	(2,951)
Less expense reimbursements	(6)	(3)	(1)	(2)
Net expenses	169,216	74,177	2,228	8,220
Net investment income (loss)	1,494,554	740,210	22,950	49,433
SEE NOTES TO FINANCIAL STATEMENTS.

308	J.P. Morgan Income Funds	February 29, 2024

	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund	JPMorgan Floating Rate Income Fund	JPMorgan Government Bond Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(292,985)	$(520,394)	$(5,105)	$(5,158)
Investments in affiliates	(145)	(342)	—	—
Futures contracts	(198,703)	(158,805)	—	—
Foreign currency transactions	—	(482)	(5)	—
Forward foreign currency exchange contracts	—	(6,932)	— (a)	—
Swaps	—	(23,075)	260	—
Net realized gain (loss)	(491,833)	(710,030)	(4,850)	(5,158)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	314,540	573,294	5,993	(3,380)
Investments in affiliates	314	153	—	—
Futures contracts	18,600	29,158	—	—
Foreign currency translations	—	(9)	5	—
Forward foreign currency exchange contracts	—	2,805	—	—
Swaps	—	14,154	—	—
Change in net unrealized appreciation/depreciation	333,454	619,555	5,998	(3,380)
Net realized/unrealized gains (losses)	(158,379)	(90,475)	1,148	(8,538)
Change in net assets resulting from operations	$1,336,175	$649,735	$24,098	$40,895

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	309

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 29, 2024 (continued)
(Amounts in thousands)

	JPMorgan High Yield Fund	JPMorgan Income Fund	JPMorgan Mortgage-Backed Securities Fund	JPMorgan Short Duration Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$328,872	$535,637	$158,365	$226,852
Interest income from affiliates	11	93	8	1
Dividend income from non-affiliates	3,874	3,312	—	—
Dividend income from affiliates	8,243	3,343	6,878	13,596
Total investment income	341,000	542,385	165,251	240,449
EXPENSES:
Investment advisory fees	24,026	28,259	10,576	15,015
Administration fees	3,596	7,048	3,165	5,106
Distribution fees:
Class A	1,047	1,271	278	1,587
Class C	241	4,323	76	218
Class R2	15	—	—	—
Class R3	1	—	—	—
Service fees:
Class A	1,047	1,271	278	1,587
Class C	80	1,441	26	73
Class I	1,834	14,377	4,489	3,715
Class R2	8	—	—	—
Class R3	1	—	—	—
Class R4	— (a)	—	—	—
Class R5	4	—	—	—
Custodian and accounting fees	208	562	277	324
Interest expense to affiliates	2	64	4	9
Professional fees	133	169	98	106
Trustees’ and Chief Compliance Officer’s fees	43	59	39	49
Printing and mailing costs	58	409	224	242
Registration and filing fees	167	107	110	108
Transfer agency fees (See Note 2.J.)	91	111	61	98
Other	55	115	84	120
Total expenses	32,657	59,586	19,785	28,357
Less fees waived	(5,851)	(16,349)	(6,159)	(6,641)
Less expense reimbursements	(4)	(3)	(2)	(2)
Net expenses	26,802	43,234	13,624	21,714
Net investment income (loss)	314,198	499,151	151,627	218,735

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

310	J.P. Morgan Income Funds	February 29, 2024

	JPMorgan High Yield Fund	JPMorgan Income Fund	JPMorgan Mortgage-Backed Securities Fund	JPMorgan Short Duration Bond Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(79,356)	$(281,618)	$(24,217)	$(62,388)
Investments in affiliates	—	(26)	(69)	—
Futures contracts	—	(78,417)	(9,913)	(16,520)
Forward foreign currency exchange contracts	—	(18,928)	—	—
Swaps	—	(39,203)	—	—
Net realized gain (loss)	(79,356)	(418,192)	(34,199)	(78,908)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	195,917	512,051	27,313	189,165
Investments in affiliates	—	7	(22)	—
Futures contracts	—	4,283	1,294	2,669
Foreign currency translations	13	—	—	—
Forward foreign currency exchange contracts	—	5,507	—	—
Swaps	—	(20,694)	—	—
Change in net unrealized appreciation/depreciation	195,930	501,154	28,585	191,834
Net realized/unrealized gains (losses)	116,574	82,962	(5,614)	112,926
Change in net assets resulting from operations	$430,772	$582,113	$146,013	$331,661
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	311

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 29, 2024 (continued)
(Amounts in thousands)

JPMorgan Short Duration Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$144,674
Interest income from affiliates	3
Dividend income from non-affiliates	78
Dividend income from affiliates	6,137
Total investment income	150,892
EXPENSES:
Investment advisory fees	9,990
Administration fees	2,990
Distribution fees:
Class A	908
Class C	222
Service fees:
Class A	908
Class C	74
Class I	4,754
Custodian and accounting fees	192
Interest expense to affiliates	4
Professional fees	136
Trustees’ and Chief Compliance Officer’s fees	40
Printing and mailing costs	145
Registration and filing fees	110
Transfer agency fees (See Note 2.J.)	45
Other	91
Total expenses	20,609
Less fees waived	(5,018)
Less expense reimbursements	(2)
Net expenses	15,589
Net investment income (loss)	135,303
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(96,919)
Investments in affiliates	(13)
Futures contracts	(11,615)
Foreign currency transactions	— (a)
Swaps	(7,279)
Net realized gain (loss)	(115,826)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	184,873
Investments in affiliates	7
Futures contracts	602
Swaps	2,216
Change in net unrealized appreciation/depreciation	187,698
Net realized/unrealized gains (losses)	71,872
Change in net assets resulting from operations	$207,175

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

312	J.P. Morgan Income Funds	February 29, 2024

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,494,554	$948,312	$740,210	$531,205
Net realized gain (loss)	(491,833)	(360,808)	(710,030)	(407,448)
Change in net unrealized appreciation/depreciation	333,454	(3,742,902)	619,555	(1,692,314)
Change in net assets resulting from operations	1,336,175	(3,155,398)	649,735	(1,568,557)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(67,600)	(46,966)	(60,720)	(53,247)
Class C	(4,664)	(3,451)	(2,251)	(2,045)
Class I	(610,975)	(321,795)	(189,362)	(118,864)
Class R2	(1,412)	(1,093)	(1,306)	(1,017)
Class R3	(1,579)	(614)	(362)	(175)
Class R4	(13)	(13)	(214)	(164)
Class R5	(7,720)	(6,371)	(550)	(472)
Class R6	(797,034)	(566,936)	(486,549)	(358,031)
Total distributions to shareholders	(1,490,997)	(947,239)	(741,314)	(534,015)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,573,805	3,586,371	2,971,279	1,814,871
NET ASSETS:
Change in net assets	9,418,983	(516,266)	2,879,700	(287,701)
Beginning of period	35,113,098	35,629,364	16,372,091	16,659,792
End of period	$44,532,081	$35,113,098	$19,251,791	$16,372,091
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	313

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Floating Rate Income Fund		JPMorgan Government Bond Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,950	$25,196	$49,433	$41,123
Net realized gain (loss)	(4,850)	(26,395)	(5,158)	(25,550)
Change in net unrealized appreciation/depreciation	5,998	(5,460)	(3,380)	(226,549)
Change in net assets resulting from operations	24,098	(6,659)	40,895	(210,976)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,584)	(2,767)	(6,736)	(6,358)
Class C	(395)	(388)	(332)	(266)
Class I	(13,917)	(13,557)	(21,918)	(19,448)
Class R2	—	—	(283)	(240)
Class R3	—	—	(661)	(427)
Class R4	—	—	(182)	(212)
Class R6	(5,160)	(8,485)	(19,231)	(14,076)
Total distributions to shareholders	(23,056)	(25,197)	(49,343)	(41,027)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(8,815)	(354,802)	11,746	(440,905)
NET ASSETS:
Change in net assets	(7,773)	(386,658)	3,298	(692,908)
Beginning of period	312,667	699,325	1,809,385	2,502,293
End of period	$304,894	$312,667	$1,812,683	$1,809,385
SEE NOTES TO FINANCIAL STATEMENTS.

314	J.P. Morgan Income Funds	February 29, 2024

	JPMorgan High Yield Fund		JPMorgan Income Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$314,198	$277,105	$499,151	$474,393
Net realized gain (loss)	(79,356)	(80,739)	(418,192)	(283,982)
Change in net unrealized appreciation/depreciation	195,930	(538,947)	501,154	(865,861)
Change in net assets resulting from operations	430,772	(342,581)	582,113	(675,450)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(26,622)	(23,991)	(25,992)	(24,215)
Class C	(1,886)	(1,774)	(26,139)	(27,054)
Class I	(48,169)	(51,321)	(309,419)	(292,696)
Class R2	(179)	(205)	—	—
Class R3	(16)	(15)	—	—
Class R4	(5)	(2)	—	—
Class R5	(265)	(400)	—	—
Class R6	(241,004)	(207,267)	(138,725)	(149,342)
Total distributions to shareholders	(318,146)	(284,975)	(500,275)	(493,307)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	186,712	(301,017)	(921,223)	(840,592)
NET ASSETS:
Change in net assets	299,338	(928,573)	(839,385)	(2,009,349)
Beginning of period	4,538,711	5,467,284	10,085,973	12,095,322
End of period	$4,838,049	$4,538,711	$9,246,588	$10,085,973
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	315

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Mortgage-Backed Securities Fund		JPMorgan Short Duration Bond Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$151,627	$104,770	$218,735	$128,085
Net realized gain (loss)	(34,199)	(95,549)	(78,908)	(165,130)
Change in net unrealized appreciation/depreciation	28,585	(350,848)	191,834	(161,125)
Change in net assets resulting from operations	146,013	(341,627)	331,661	(198,170)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,420)	(2,857)	(18,554)	(9,393)
Class C	(274)	(210)	(704)	(223)
Class I	(62,549)	(45,391)	(47,344)	(32,057)
Class R6	(83,926)	(55,541)	(150,917)	(88,013)
Total distributions to shareholders	(150,169)	(103,999)	(217,519)	(129,686)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,217,048	(296,770)	356,362	(3,324,886)
NET ASSETS:
Change in net assets	1,212,892	(742,396)	470,504	(3,652,742)
Beginning of period	3,908,482	4,650,878	7,094,416	10,747,158
End of period	$5,121,374	$3,908,482	$7,564,920	$7,094,416
SEE NOTES TO FINANCIAL STATEMENTS.

316	J.P. Morgan Income Funds	February 29, 2024

	JPMorgan Short Duration Core Plus Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$135,303	$138,795
Net realized gain (loss)	(115,826)	(288,080)
Change in net unrealized appreciation/depreciation	187,698	(125,773)
Change in net assets resulting from operations	207,175	(275,058)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(11,750)	(10,055)
Class C	(810)	(675)
Class I	(65,557)	(75,832)
Class R6	(59,698)	(59,340)
Total distributions to shareholders	(137,815)	(145,902)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(813,708)	(4,499,239)
NET ASSETS:
Change in net assets	(744,348)	(4,920,199)
Beginning of period	4,487,965	9,408,164
End of period	$3,743,617	$4,487,965
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	317

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$622,530	$420,855	$449,976	$361,980
Distributions reinvested	65,903	45,623	59,485	52,328
Cost of shares redeemed	(446,409)	(490,492)	(277,515)	(352,641)
Redemptions in-kind (See Note 8)	—	—	(511,583)	—
Change in net assets resulting from Class A capital transactions	242,024	(24,014)	(279,637)	61,667
Class C
Proceeds from shares issued	67,385	42,537	24,231	14,942
Distributions reinvested	4,589	3,388	2,243	2,027
Cost of shares redeemed	(80,477)	(77,750)	(35,113)	(41,812)
Change in net assets resulting from Class C capital transactions	(8,503)	(31,825)	(8,639)	(24,843)
Class I
Proceeds from shares issued	11,401,886	7,079,166	2,967,555	2,557,941
Distributions reinvested	582,843	303,592	170,360	110,074
Cost of shares redeemed	(5,236,258)	(4,963,179)	(1,828,636)	(2,166,180)
Change in net assets resulting from Class I capital transactions	6,748,471	2,419,579	1,309,279	501,835
Class R2
Proceeds from shares issued	13,280	10,987	5,855	5,522
Distributions reinvested	1,407	1,086	1,302	1,014
Cost of shares redeemed	(16,263)	(25,954)	(7,956)	(7,849)
Change in net assets resulting from Class R2 capital transactions	(1,576)	(13,881)	(799)	(1,313)
Class R3
Proceeds from shares issued	26,552	23,634	9,984	2,479
Distributions reinvested	878	367	314	160
Cost of shares redeemed	(9,131)	(6,314)	(2,650)	(1,832)
Change in net assets resulting from Class R3 capital transactions	18,299	17,687	7,648	807
Class R4
Proceeds from shares issued	250	215	2,024	4,622
Distributions reinvested	13	13	214	164
Cost of shares redeemed	(208)	(468)	(3,423)	(1,910)
Change in net assets resulting from Class R4 capital transactions	55	(240)	(1,185)	2,876
SEE NOTES TO FINANCIAL STATEMENTS.

318	J.P. Morgan Income Funds	February 29, 2024

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$71,624	$70,888	$2,118	$1,558
Distributions reinvested	5,415	4,802	550	472
Cost of shares redeemed	(88,170)	(105,287)	(15,580)	(3,056)
Change in net assets resulting from Class R5 capital transactions	(11,131)	(29,597)	(12,912)	(1,026)
Class R6
Proceeds from shares issued	7,123,023	5,628,486	3,441,417	3,768,108
Distributions reinvested	773,608	552,048	474,997	350,108
Cost of shares redeemed	(5,310,465)	(4,931,872)	(1,958,890)	(2,843,348)
Change in net assets resulting from Class R6 capital transactions	2,586,166	1,248,662	1,957,524	1,274,868
Total change in net assets resulting from capital transactions	$9,573,805	$3,586,371	$2,971,279	$1,814,871
SHARE TRANSACTIONS:
Class A
Issued	61,371	40,296	63,178	48,428
Reinvested	6,527	4,385	8,362	7,120
Redeemed	(44,183)	(46,621)	(39,045)	(47,480)
Redemptions in-kind (See Note 8)	—	—	(71,751)	—
Change in Class A Shares	23,715	(1,940)	(39,256)	8,068
Class C
Issued	6,575	4,055	3,374	2,019
Reinvested	450	323	313	274
Redeemed	(7,958)	(7,327)	(4,945)	(5,588)
Change in Class C Shares	(933)	(2,949)	(1,258)	(3,295)
Class I
Issued	1,131,144	677,624	417,606	348,258
Reinvested	57,813	29,229	24,003	14,974
Redeemed	(519,935)	(473,459)	(258,588)	(292,017)
Change in Class I Shares	669,022	233,394	183,021	71,215
Class R2
Issued	1,313	1,055	818	746
Reinvested	140	104	183	138
Redeemed	(1,609)	(2,427)	(1,114)	(1,050)
Change in Class R2 Shares	(156)	(1,268)	(113)	(166)
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	319

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
SHARE TRANSACTIONS: (continued)
Class R3
Issued	2,648	2,335	1,401	338
Reinvested	87	36	44	22
Redeemed	(905)	(601)	(373)	(248)
Change in Class R3 Shares	1,830	1,770	1,072	112
Class R4
Issued	25	21	288	616
Reinvested	1	1	30	22
Redeemed	(21)	(45)	(499)	(263)
Change in Class R4 Shares	5	(23)	(181)	375
Class R5
Issued	7,158	6,733	296	210
Reinvested	537	462	78	64
Redeemed	(8,756)	(9,907)	(2,169)	(409)
Change in Class R5 Shares	(1,061)	(2,712)	(1,795)	(135)
Class R6
Issued	702,069	537,164	480,457	499,204
Reinvested	76,553	52,981	66,853	47,611
Redeemed	(525,906)	(470,123)	(275,419)	(381,309)
Change in Class R6 Shares	252,716	120,022	271,891	165,506
SEE NOTES TO FINANCIAL STATEMENTS.

320	J.P. Morgan Income Funds	February 29, 2024

	JPMorgan Floating Rate Income Fund		JPMorgan Government Bond Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$24,800	$29,097	$62,431	$80,035
Distributions reinvested	3,581	2,764	4,879	4,583
Cost of shares redeemed	(32,850)	(25,866)	(103,892)	(150,702)
Change in net assets resulting from Class A capital transactions	(4,469)	5,995	(36,582)	(66,084)
Class C
Proceeds from shares issued	1,039	1,494	3,006	2,064
Distributions reinvested	395	388	315	253
Cost of shares redeemed	(3,700)	(3,797)	(6,654)	(10,048)
Change in net assets resulting from Class C capital transactions	(2,266)	(1,915)	(3,333)	(7,731)
Class I
Proceeds from shares issued	44,757	47,423	381,497	511,823
Distributions reinvested	13,380	13,089	18,895	16,620
Cost of shares redeemed	(107,943)	(134,743)	(396,944)	(946,442)
Change in net assets resulting from Class I capital transactions	(49,806)	(74,231)	3,448	(417,999)
Class R2
Proceeds from shares issued	—	—	4,336	4,877
Distributions reinvested	—	—	274	230
Cost of shares redeemed	—	—	(4,693)	(10,195)
Change in net assets resulting from Class R2 capital transactions	—	—	(83)	(5,088)
Class R3
Proceeds from shares issued	—	—	24,037	6,469
Distributions reinvested	—	—	173	145
Cost of shares redeemed	—	—	(10,284)	(10,038)
Change in net assets resulting from Class R3 capital transactions	—	—	13,926	(3,424)
Class R4
Proceeds from shares issued	—	—	1,510	5,024
Distributions reinvested	—	—	182	212
Cost of shares redeemed	—	—	(4,272)	(13,154)
Change in net assets resulting from Class R4 capital transactions	—	—	(2,580)	(7,918)
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	321

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Floating Rate Income Fund		JPMorgan Government Bond Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$81,796	$26,392	$220,127	$237,555
Distributions reinvested	5,160	8,485	15,728	11,335
Cost of shares redeemed	(39,230)	(319,528)	(198,905)	(181,551)
Change in net assets resulting from Class R6 capital transactions	47,726	(284,651)	36,950	67,339
Total change in net assets resulting from capital transactions	$(8,815)	$(354,802)	$11,746	$(440,905)
SHARE TRANSACTIONS:
Class A
Issued	2,932	3,378	6,653	8,228
Reinvested	424	328	521	473
Redeemed	(3,873)	(3,039)	(11,078)	(15,427)
Change in Class A Shares	(517)	667	(3,904)	(6,726)
Class C
Issued	123	173	318	218
Reinvested	47	46	34	26
Redeemed	(438)	(449)	(717)	(1,031)
Change in Class C Shares	(268)	(230)	(365)	(787)
Class I
Issued	5,268	5,556	40,597	52,320
Reinvested	1,583	1,551	2,018	1,710
Redeemed	(12,767)	(15,831)	(42,346)	(96,355)
Change in Class I Shares	(5,916)	(8,724)	269	(42,325)
Class R2
Issued	—	—	461	500
Reinvested	—	—	29	24
Redeemed	—	—	(500)	(1,042)
Change in Class R2 Shares	—	—	(10)	(518)
Class R3
Issued	—	—	2,649	663
Reinvested	—	—	19	15
Redeemed	—	—	(1,100)	(1,025)
Change in Class R3 Shares	—	—	1,568	(347)
Class R4
Issued	—	—	162	514
Reinvested	—	—	19	22
Redeemed	—	—	(452)	(1,332)
Change in Class R4 Shares	—	—	(271)	(796)
SEE NOTES TO FINANCIAL STATEMENTS.

322	J.P. Morgan Income Funds	February 29, 2024

	JPMorgan Floating Rate Income Fund		JPMorgan Government Bond Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
SHARE TRANSACTIONS: (continued)
Class R6
Issued	9,602	3,069	23,402	24,635
Reinvested	610	1,001	1,680	1,172
Redeemed	(4,615)	(37,972)	(21,225)	(18,596)
Change in Class R6 Shares	5,597	(33,902)	3,857	7,211
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	323

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan High Yield Fund		JPMorgan Income Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$209,839	$153,213	$130,784	$151,471
Distributions reinvested	26,262	23,603	25,560	23,632
Cost of shares redeemed	(209,727)	(167,543)	(155,531)	(212,860)
Change in net assets resulting from Class A capital transactions	26,374	9,273	813	(37,757)
Class C
Proceeds from shares issued	18,089	5,496	81,984	77,688
Distributions reinvested	1,845	1,716	25,846	26,669
Cost of shares redeemed	(15,231)	(14,343)	(194,689)	(266,594)
Change in net assets resulting from Class C capital transactions	4,703	(7,131)	(86,859)	(162,237)
Class I
Proceeds from shares issued	638,667	1,556,708	2,651,736	3,196,815
Distributions reinvested	47,130	50,263	299,659	287,256
Cost of shares redeemed	(579,635)	(2,077,649)	(2,677,845)	(4,205,932)
Change in net assets resulting from Class I capital transactions	106,162	(470,678)	273,550	(721,861)
Class R2
Proceeds from shares issued	516	499	—	—
Distributions reinvested	178	203	—	—
Cost of shares redeemed	(1,169)	(1,521)	—	—
Change in net assets resulting from Class R2 capital transactions	(475)	(819)	—	—
Class R3
Proceeds from shares issued	205	182	—	—
Distributions reinvested	16	15	—	—
Cost of shares redeemed	(103)	(205)	—	—
Change in net assets resulting from Class R3 capital transactions	118	(8)	—	—
Class R4
Proceeds from shares issued	13	46	—	—
Distributions reinvested	5	2	—	—
Cost of shares redeemed	(5)	(9)	—	—
Change in net assets resulting from Class R4 capital transactions	13	39	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

324	J.P. Morgan Income Funds	February 29, 2024

	JPMorgan High Yield Fund		JPMorgan Income Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$793	$938	$—	$—
Distributions reinvested	237	362	—	—
Cost of shares redeemed	(1,427)	(8,278)	—	—
Change in net assets resulting from Class R5 capital transactions	(397)	(6,978)	—	—
Class R6
Proceeds from shares issued	1,206,455	1,318,738	711,853	1,581,972
Distributions reinvested	239,299	205,777	137,323	147,369
Cost of shares redeemed	(1,395,540)	(1,349,230)	(1,957,903)	(1,648,078)
Change in net assets resulting from Class R6 capital transactions	50,214	175,285	(1,108,727)	81,263
Total change in net assets resulting from capital transactions	$186,712	$(301,017)	$(921,223)	$(840,592)
SHARE TRANSACTIONS:
Class A
Issued	33,951	24,254	15,912	17,726
Reinvested	4,260	3,757	3,108	2,789
Redeemed	(33,898)	(26,568)	(18,941)	(24,980)
Change in Class A Shares	4,313	1,443	79	(4,465)
Class C
Issued	2,906	874	9,944	9,108
Reinvested	298	272	3,141	3,146
Redeemed	(2,466)	(2,254)	(23,737)	(30,909)
Change in Class C Shares	738	(1,108)	(10,652)	(18,655)
Class I
Issued	102,974	241,866	323,611	372,924
Reinvested	7,582	7,893	36,477	33,922
Redeemed	(93,800)	(324,799)	(326,885)	(492,226)
Change in Class I Shares	16,756	(75,040)	33,203	(85,380)
Class R2
Issued	84	78	—	—
Reinvested	29	33	—	—
Redeemed	(190)	(243)	—	—
Change in Class R2 Shares	(77)	(132)	—	—
Class R3
Issued	33	28	—	—
Reinvested	2	2	—	—
Redeemed	(16)	(32)	—	—
Change in Class R3 Shares	19	(2)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	325

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan High Yield Fund		JPMorgan Income Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
SHARE TRANSACTIONS: (continued)
Class R4
Issued	2	8	—	—
Reinvested	1	— (a)	—	—
Redeemed	(1)	(1)	—	—
Change in Class R4 Shares	2	7	—	—
Class R5
Issued	128	142	—	—
Reinvested	38	57	—	—
Redeemed	(227)	(1,256)	—	—
Change in Class R5 Shares	(61)	(1,057)	—	—
Class R6
Issued	193,277	201,393	86,537	183,722
Reinvested	38,489	32,468	16,722	17,433
Redeemed	(223,854)	(210,467)	(238,637)	(190,235)
Change in Class R6 Shares	7,912	23,394	(135,378)	10,920

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

326	J.P. Morgan Income Funds	February 29, 2024

	JPMorgan Mortgage-Backed Securities Fund		JPMorgan Short Duration Bond Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,590	$19,794	$353,973	$389,203
Distributions reinvested	3,352	2,817	18,381	9,295
Cost of shares redeemed	(35,226)	(63,863)	(386,298)	(405,113)
Change in net assets resulting from Class A capital transactions	(10,284)	(41,252)	(13,944)	(6,615)
Class C
Proceeds from shares issued	2,107	1,176	19,052	15,925
Distributions reinvested	262	200	704	223
Cost of shares redeemed	(3,001)	(6,472)	(14,209)	(16,184)
Change in net assets resulting from Class C capital transactions	(632)	(5,096)	5,547	(36)
Class I
Proceeds from shares issued	1,457,769	1,287,584	811,595	648,028
Distributions reinvested	57,542	42,616	45,819	31,341
Cost of shares redeemed	(748,677)	(1,380,263)	(764,220)	(1,950,641)
Change in net assets resulting from Class I capital transactions	766,634	(50,063)	93,194	(1,271,272)
Class R6
Proceeds from shares issued	1,054,193	837,463	3,008,215	2,082,641
Distributions reinvested	78,391	52,119	145,590	84,837
Cost of shares redeemed	(671,254)	(1,089,941)	(2,882,240)	(4,214,441)
Change in net assets resulting from Class R6 capital transactions	461,330	(200,359)	271,565	(2,046,963)
Total change in net assets resulting from capital transactions	$1,217,048	$(296,770)	$356,362	$(3,324,886)
SHARE TRANSACTIONS:
Class A
Issued	2,108	1,865	33,514	36,880
Reinvested	327	268	1,742	885
Redeemed	(3,431)	(5,971)	(36,585)	(38,402)
Change in Class A Shares	(996)	(3,838)	(1,329)	(637)
Class C
Issued	211	114	1,793	1,503
Reinvested	26	20	66	21
Redeemed	(301)	(624)	(1,337)	(1,524)
Change in Class C Shares	(64)	(490)	522	— (a)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	327

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Mortgage-Backed Securities Fund		JPMorgan Short Duration Bond Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 29, 2024	Year Ended February 28, 2023
SHARE TRANSACTIONS: (continued)
Class I
Issued	145,943	124,069	76,389	61,316
Reinvested	5,781	4,172	4,336	2,974
Redeemed	(75,293)	(133,791)	(72,315)	(184,285)
Change in Class I Shares	76,431	(5,550)	8,410	(119,995)
Class R6
Issued	104,806	81,791	283,472	197,078
Reinvested	7,883	5,107	13,778	8,058
Redeemed	(67,604)	(104,547)	(272,495)	(396,372)
Change in Class R6 Shares	45,085	(17,649)	24,755	(191,236)
SEE NOTES TO FINANCIAL STATEMENTS.

328	J.P. Morgan Income Funds	February 29, 2024

	JPMorgan Short Duration Core Plus Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$170,840	$122,438
Distributions reinvested	11,740	10,042
Cost of shares redeemed	(172,267)	(229,743)
Change in net assets resulting from Class A capital transactions	10,313	(97,263)
Class C
Proceeds from shares issued	15,690	8,084
Distributions reinvested	806	671
Cost of shares redeemed	(15,912)	(21,617)
Change in net assets resulting from Class C capital transactions	584	(12,862)
Class I
Proceeds from shares issued	435,821	1,026,967
Distributions reinvested	63,075	74,002
Cost of shares redeemed	(1,054,123)	(2,906,494)
Change in net assets resulting from Class I capital transactions	(555,227)	(1,805,525)
Class R6
Proceeds from shares issued	224,451	659,777
Distributions reinvested	59,484	59,108
Cost of shares redeemed	(553,313)	(3,302,474)
Change in net assets resulting from Class R6 capital transactions	(269,378)	(2,583,589)
Total change in net assets resulting from capital transactions	$(813,708)	$(4,499,239)
SHARE TRANSACTIONS:
Class A
Issued	18,978	13,447
Reinvested	1,306	1,113
Redeemed	(19,135)	(25,350)
Change in Class A Shares	1,149	(10,790)
Class C
Issued	1,746	890
Reinvested	90	75
Redeemed	(1,776)	(2,375)
Change in Class C Shares	60	(1,410)
Class I
Issued	48,443	112,613
Reinvested	7,022	8,188
Redeemed	(117,359)	(319,230)
Change in Class I Shares	(61,894)	(198,429)
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	329

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Short Duration Core Plus Fund
	Year Ended February 29, 2024	Year Ended February 28, 2023
SHARE TRANSACTIONS: (continued)
Class R6
Issued	25,032	72,868
Reinvested	6,621	6,534
Redeemed	(61,464)	(357,665)
Change in Class R6 Shares	(29,811)	(278,263)
SEE NOTES TO FINANCIAL STATEMENTS.

330	J.P. Morgan Income Funds	February 29, 2024

THIS PAGE IS INTENTIONALLY LEFT BLANK

331

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Core Bond Fund
Class A
Year Ended February 29, 2024	$10.16	$0.35	$(0.05)	$0.30	$(0.34)	$—	$(0.34)
Year Ended February 28, 2023	11.46	0.26	(1.30)	(1.04)	(0.26)	— (d)	(0.26)
Year Ended February 28, 2022	12.03	0.21	(0.48)	(0.27)	(0.21)	(0.09)	(0.30)
Year Ended February 28, 2021	12.27	0.25	(0.04)	0.21	(0.25)	(0.20)	(0.45)
Year Ended February 29, 2020	11.33	0.29	1.00	1.29	(0.29)	(0.06)	(0.35)
Class C
Year Ended February 29, 2024	10.25	0.29	(0.05)	0.24	(0.28)	—	(0.28)
Year Ended February 28, 2023	11.55	0.20	(1.30)	(1.10)	(0.20)	— (d)	(0.20)
Year Ended February 28, 2022	12.13	0.14	(0.49)	(0.35)	(0.14)	(0.09)	(0.23)
Year Ended February 28, 2021	12.35	0.18	(0.02)	0.16	(0.18)	(0.20)	(0.38)
Year Ended February 29, 2020	11.40	0.23	1.00	1.23	(0.22)	(0.06)	(0.28)
Class I
Year Ended February 29, 2024	10.15	0.37	(0.04)	0.33	(0.37)	—	(0.37)
Year Ended February 28, 2023	11.45	0.29	(1.30)	(1.01)	(0.29)	— (d)	(0.29)
Year Ended February 28, 2022	12.03	0.24	(0.49)	(0.25)	(0.24)	(0.09)	(0.33)
Year Ended February 28, 2021	12.26	0.28	(0.03)	0.25	(0.28)	(0.20)	(0.48)
Year Ended February 29, 2020	11.32	0.32	1.00	1.32	(0.32)	(0.06)	(0.38)
Class R2
Year Ended February 29, 2024	10.15	0.31	(0.04)	0.27	(0.31)	—	(0.31)
Year Ended February 28, 2023	11.44	0.23	(1.29)	(1.06)	(0.23)	— (d)	(0.23)
Year Ended February 28, 2022	12.02	0.17	(0.49)	(0.32)	(0.17)	(0.09)	(0.26)
Year Ended February 28, 2021	12.25	0.21	(0.03)	0.18	(0.21)	(0.20)	(0.41)
Year Ended February 29, 2020	11.31	0.25	1.00	1.25	(0.25)	(0.06)	(0.31)
Class R3
Year Ended February 29, 2024	10.13	0.34	(0.06)	0.28	(0.33)	—	(0.33)
Year Ended February 28, 2023	11.42	0.26	(1.30)	(1.04)	(0.25)	— (d)	(0.25)
Year Ended February 28, 2022	12.00	0.20	(0.49)	(0.29)	(0.20)	(0.09)	(0.29)
Year Ended February 28, 2021	12.23	0.24	(0.03)	0.21	(0.24)	(0.20)	(0.44)
Year Ended February 29, 2020	11.30	0.28	0.99	1.27	(0.28)	(0.06)	(0.34)
Class R4
Year Ended February 29, 2024	10.14	0.36	(0.05)	0.31	(0.35)	—	(0.35)
Year Ended February 28, 2023	11.43	0.28	(1.29)	(1.01)	(0.28)	— (d)	(0.28)
Year Ended February 28, 2022	12.03	0.23	(0.49)	(0.26)	(0.25)	(0.09)	(0.34)
Year Ended February 28, 2021	12.24	0.26	(0.02)	0.24	(0.25)	(0.20)	(0.45)
Year Ended February 29, 2020	11.30	0.31	1.00	1.31	(0.31)	(0.06)	(0.37)
Class R5
Year Ended February 29, 2024	10.14	0.38	(0.06)	0.32	(0.37)	—	(0.37)
Year Ended February 28, 2023	11.43	0.30	(1.29)	(0.99)	(0.30)	— (d)	(0.30)
Year Ended February 28, 2022	12.01	0.24	(0.48)	(0.24)	(0.25)	(0.09)	(0.34)
Year Ended February 28, 2021	12.24	0.29	(0.03)	0.26	(0.29)	(0.20)	(0.49)
Year Ended February 29, 2020	11.30	0.33	1.00	1.33	(0.33)	(0.06)	(0.39)
Class R6
Year Ended February 29, 2024	10.17	0.39	(0.05)	0.34	(0.38)	—	(0.38)
Year Ended February 28, 2023	11.47	0.31	(1.30)	(0.99)	(0.31)	— (d)	(0.31)
Year Ended February 28, 2022	12.04	0.26	(0.48)	(0.22)	(0.26)	(0.09)	(0.35)
Year Ended February 28, 2021	12.27	0.30	(0.03)	0.27	(0.30)	(0.20)	(0.50)
Year Ended February 29, 2020	11.33	0.34	1.00	1.34	(0.34)	(0.06)	(0.40)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

332	J.P. Morgan Income Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$10.12	3.04%	$2,090,147	0.74%	3.42%	0.84%	14%
10.16	(9.07)	1,857,712	0.75	2.52	0.84	46
11.46	(2.33)	2,117,080	0.74	1.74	0.84	59
12.03	1.71	2,392,155	0.74	2.03	0.84	74
12.27	11.55	2,252,691	0.75	2.49	0.86	29

10.21	2.40	160,593	1.34	2.82	1.34	14
10.25	(9.54)	170,735	1.33	1.91	1.34	46
11.55	(2.98)	226,530	1.33	1.15	1.34	59
12.13	1.24	345,556	1.33	1.45	1.34	74
12.35	10.88	463,544	1.35	1.90	1.36	29

10.11	3.30	19,585,998	0.49	3.69	0.59	14
10.15	(8.85)	12,873,707	0.50	2.79	0.59	46
11.45	(2.17)	11,845,794	0.49	1.99	0.59	59
12.03	2.05	12,061,904	0.49	2.28	0.59	74
12.26	11.83	9,781,487	0.50	2.74	0.60	29

10.11	2.68	45,828	1.10	3.06	1.10	14
10.15	(9.32)	47,603	1.09	2.16	1.10	46
11.44	(2.75)	68,174	1.09	1.39	1.10	59
12.02	1.44	80,889	1.09	1.69	1.10	74
12.25	11.18	88,227	1.10	2.14	1.11	29

10.08	2.86	56,197	0.83	3.35	0.84	14
10.13	(9.09)	37,906	0.84	2.50	0.84	46
11.42	(2.51)	22,547	0.84	1.64	0.84	59
12.00	1.70	22,605	0.83	1.92	0.85	74
12.23	11.38	15,807	0.85	2.38	0.86	29

10.10	3.09	385	0.62	3.55	0.63	14
10.14	(8.87)	336	0.59	2.62	0.59	46
11.43	(2.22)	646	0.58	1.90	0.59	59
12.03	1.96	427	0.57	2.13	0.59	74
12.24	11.72	1,403	0.60	2.66	0.61	29

10.09	3.27	201,222	0.43	3.73	0.44	14
10.14	(8.72)	212,815	0.43	2.82	0.44	46
11.43	(2.11)	271,006	0.43	2.05	0.44	59
12.01	2.11	279,096	0.43	2.35	0.44	74
12.24	11.91	315,213	0.44	2.79	0.45	29

10.13	3.46	22,391,711	0.33	3.84	0.34	14
10.17	(8.68)	19,912,284	0.33	2.94	0.34	46
11.47	(1.92)	21,077,587	0.33	2.15	0.34	59
12.04	2.21	19,536,155	0.33	2.44	0.34	74
12.27	11.99	21,046,962	0.34	2.90	0.35	29
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	333

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Core Plus Bond Fund
Class A
Year Ended February 29, 2024	$7.15	$0.28	$(0.03)	$0.25	$(0.28)	$—	$(0.28)
Year Ended February 28, 2023	8.14	0.23	(0.99)	(0.76)	(0.23)	—	(0.23)
Year Ended February 28, 2022	8.56	0.18	(0.35)	(0.17)	(0.19)	(0.06)	(0.25)
Year Ended February 28, 2021	8.71	0.21	(0.01)	0.20	(0.21)	(0.14)	(0.35)
Year Ended February 29, 2020	8.10	0.24	0.62	0.86	(0.25)	—	(0.25)
Class C
Year Ended February 29, 2024	7.20	0.24	(0.02)	0.22	(0.24)	—	(0.24)
Year Ended February 28, 2023	8.19	0.18	(0.99)	(0.81)	(0.18)	—	(0.18)
Year Ended February 28, 2022	8.62	0.13	(0.37)	(0.24)	(0.13)	(0.06)	(0.19)
Year Ended February 28, 2021	8.77	0.15	(0.01)	0.14	(0.15)	(0.14)	(0.29)
Year Ended February 29, 2020	8.15	0.19	0.62	0.81	(0.19)	—	(0.19)
Class I
Year Ended February 29, 2024	7.15	0.31	(0.04)	0.27	(0.30)	—	(0.30)
Year Ended February 28, 2023	8.13	0.25	(0.98)	(0.73)	(0.25)	—	(0.25)
Year Ended February 28, 2022	8.56	0.21	(0.37)	(0.16)	(0.21)	(0.06)	(0.27)
Year Ended February 28, 2021	8.71	0.23	(0.01)	0.22	(0.23)	(0.14)	(0.37)
Year Ended February 29, 2020	8.10	0.27	0.61	0.88	(0.27)	—	(0.27)
Class R2
Year Ended February 29, 2024	7.15	0.26	(0.03)	0.23	(0.26)	—	(0.26)
Year Ended February 28, 2023	8.14	0.20	(0.99)	(0.79)	(0.20)	—	(0.20)
Year Ended February 28, 2022	8.56	0.15	(0.35)	(0.20)	(0.16)	(0.06)	(0.22)
Year Ended February 28, 2021	8.71	0.17	(0.01)	0.16	(0.17)	(0.14)	(0.31)
Year Ended February 29, 2020	8.10	0.21	0.61	0.82	(0.21)	—	(0.21)
Class R3
Year Ended February 29, 2024	7.14	0.28	(0.04)	0.24	(0.27)	—	(0.27)
Year Ended February 28, 2023	8.13	0.21	(0.98)	(0.77)	(0.22)	—	(0.22)
Year Ended February 28, 2022	8.55	0.17	(0.35)	(0.18)	(0.18)	(0.06)	(0.24)
Year Ended February 28, 2021	8.70	0.19	— (d)	0.19	(0.20)	(0.14)	(0.34)
Year Ended February 29, 2020	8.09	0.23	0.62	0.85	(0.24)	—	(0.24)
Class R4
Year Ended February 29, 2024	7.14	0.29	(0.03)	0.26	(0.29)	—	(0.29)
Year Ended February 28, 2023	8.13	0.24	(0.99)	(0.75)	(0.24)	—	(0.24)
Year Ended February 28, 2022	8.55	0.19	(0.35)	(0.16)	(0.20)	(0.06)	(0.26)
Year Ended February 28, 2021	8.70	0.22	(0.01)	0.21	(0.22)	(0.14)	(0.36)
Year Ended February 29, 2020	8.09	0.25	0.62	0.87	(0.26)	—	(0.26)
Class R5
Year Ended February 29, 2024	7.15	0.30	(0.02)	0.28	(0.30)	—	(0.30)
Year Ended February 28, 2023	8.14	0.24	(0.98)	(0.74)	(0.25)	—	(0.25)
Year Ended February 28, 2022	8.56	0.21	(0.36)	(0.15)	(0.21)	(0.06)	(0.27)
Year Ended February 28, 2021	8.71	0.23	(0.01)	0.22	(0.23)	(0.14)	(0.37)
Year Ended February 29, 2020	8.10	0.27	0.61	0.88	(0.27)	—	(0.27)
Class R6
Year Ended February 29, 2024	7.16	0.31	(0.03)	0.28	(0.31)	—	(0.31)
Year Ended February 28, 2023	8.14	0.25	(0.98)	(0.73)	(0.25)	—	(0.25)
Year Ended February 28, 2022	8.57	0.22	(0.37)	(0.15)	(0.22)	(0.06)	(0.28)
Year Ended February 28, 2021	8.72	0.24	(0.01)	0.23	(0.24)	(0.14)	(0.38)
Year Ended February 29, 2020	8.10	0.27	0.63	0.90	(0.28)	—	(0.28)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

334	J.P. Morgan Income Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$7.12	3.63%	$1,431,467	0.74%	3.96%	0.89%	51%
7.15	(9.41)	1,717,936	0.74	3.04	0.88	41
8.14	(2.08)	1,888,867	0.74	2.17	0.89	64
8.56	2.29	1,774,114	0.74	2.39	0.89	69
8.71	10.74	1,818,636	0.74	2.89	0.90	36

7.18	3.07	65,518	1.38	3.33	1.39	51
7.20	(9.94)	74,823	1.38	2.37	1.39	41
8.19	(2.82)	112,092	1.38	1.53	1.39	64
8.62	1.62	156,679	1.38	1.75	1.39	69
8.77	10.08	197,747	1.39	2.25	1.40	36

7.12	3.93	5,304,373	0.45	4.30	0.63	51
7.15	(9.04)	4,017,428	0.45	3.34	0.63	41
8.13	(1.92)	3,991,530	0.45	2.46	0.63	64
8.56	2.60	3,743,946	0.45	2.66	0.63	69
8.71	11.06	2,912,783	0.45	3.18	0.65	36

7.12	3.22	35,868	1.14	3.59	1.15	51
7.15	(9.77)	36,819	1.14	2.64	1.15	41
8.14	(2.47)	43,237	1.14	1.77	1.15	64
8.56	1.90	45,130	1.13	2.00	1.14	69
8.71	10.29	49,308	1.14	2.47	1.20	36

7.11	3.49	14,013	0.89	3.89	0.91	51
7.14	(9.55)	6,414	0.89	2.90	0.90	41
8.13	(2.23)	6,393	0.88	2.02	0.89	64
8.55	2.15	10,247	0.88	2.23	0.89	69
8.70	10.59	9,629	0.90	2.73	0.91	36

7.11	3.74	4,090	0.64	4.06	0.65	51
7.14	(9.32)	5,397	0.63	3.23	0.64	41
8.13	(1.98)	3,092	0.63	2.27	0.64	64
8.55	2.41	5,470	0.63	2.48	0.64	69
8.70	10.86	4,057	0.64	3.00	0.65	36

7.13	3.99	891	0.47	4.19	0.48	51
7.15	(9.17)	13,733	0.47	3.30	0.48	41
8.14	(1.82)	16,725	0.47	2.43	0.48	64
8.56	2.56	17,667	0.47	2.65	0.49	69
8.71	11.02	19,644	0.49	3.16	0.50	36

7.13	4.01	12,395,571	0.37	4.37	0.38	51
7.16	(8.95)	10,499,541	0.37	3.41	0.38	41
8.14	(1.84)	10,597,856	0.37	2.53	0.38	64
8.57	2.67	10,078,873	0.37	2.75	0.39	69
8.72	11.25	10,324,832	0.39	3.26	0.39	36
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	335

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Floating Rate Income Fund
Class A
Year Ended February 29, 2024	$8.50	$0.66	$0.04	$0.70	$(0.66)	$8.54
Year Ended February 28, 2023	8.85	0.46	(0.35)	0.11	(0.46)	8.50
Year Ended February 28, 2022	8.93	0.26	(0.06)	0.20	(0.28)	8.85
Year Ended February 28, 2021	8.93	0.32	(0.01)	0.31	(0.31)	8.93
Year Ended February 29, 2020	9.23	0.46	(0.32)	0.14	(0.44)	8.93
Class C
Year Ended February 29, 2024	8.47	0.61	0.05	0.66	(0.62)	8.51
Year Ended February 28, 2023	8.82	0.40	(0.33)	0.07	(0.42)	8.47
Year Ended February 28, 2022	8.90	0.22	(0.07)	0.15	(0.23)	8.82
Year Ended February 28, 2021	8.90	0.28	(0.01)	0.27	(0.27)	8.90
Year Ended February 29, 2020	9.20	0.40	(0.31)	0.09	(0.39)	8.90
Class I
Year Ended February 29, 2024	8.50	0.68	0.04	0.72	(0.68)	8.54
Year Ended February 28, 2023	8.85	0.46	(0.32)	0.14	(0.49)	8.50
Year Ended February 28, 2022	8.93	0.28	(0.06)	0.22	(0.30)	8.85
Year Ended February 28, 2021	8.93	0.34	(0.01)	0.33	(0.33)	8.93
Year Ended February 29, 2020	9.23	0.47	(0.31)	0.16	(0.46)	8.93
Class R6
Year Ended February 29, 2024	8.50	0.69	0.04	0.73	(0.69)	8.54
Year Ended February 28, 2023	8.85	0.41	(0.27)	0.14	(0.49)	8.50
Year Ended February 28, 2022	8.93	0.29	(0.07)	0.22	(0.30)	8.85
Year Ended February 28, 2021	8.93	0.35	(0.01)	0.34	(0.34)	8.93
Year Ended February 29, 2020	9.24	0.48	(0.32)	0.16	(0.47)	8.93

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

336	J.P. Morgan Income Funds	February 29, 2024

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

8.59%	$45,226	0.99%	7.74%	1.29%	40%
1.47	49,383	1.00	5.36	1.22	11
2.21	45,553	1.00	2.87	1.20	40
3.77	23,591	0.99	3.69	1.18	36
1.49	31,754	0.99	5.05	1.20	46

8.08	4,430	1.49	7.22	1.81	40
0.96	6,681	1.50	4.71	1.72	11
1.71	8,985	1.50	2.42	1.70	40
3.25	8,970	1.49	3.27	1.69	36
1.00	15,886	1.49	4.36	1.68	46

8.86	164,684	0.74	7.98	1.03	40
1.72	214,095	0.75	5.45	0.96	11
2.46	300,314	0.75	3.17	0.94	40
4.03	262,775	0.74	3.97	0.92	36
1.76	388,979	0.74	5.19	0.91	46

8.97	90,554	0.64	8.11	0.78	40
1.81	42,508	0.66	4.75	0.69	11
2.53	344,473	0.68	3.21	0.69	40
4.11	300,278	0.66	4.12	0.67	36
1.76	569,567	0.64	5.21	0.66	46
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	337

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Government Bond Fund
Class A
Year Ended February 29, 2024	$9.43	$0.23	$(0.04)	$0.19	$(0.23)	$—	$(0.23)
Year Ended February 28, 2023	10.59	0.18	(1.16)	(0.98)	(0.18)	—	(0.18)
Year Ended February 28, 2022	11.05	0.13	(0.45)	(0.32)	(0.14)	—	(0.14)
Year Ended February 28, 2021	11.16	0.14	(0.09)	0.05	(0.14)	(0.02)	(0.16)
Year Ended February 29, 2020	10.32	0.23	0.84	1.07	(0.23)	—	(0.23)
Class C
Year Ended February 29, 2024	9.40	0.18	(0.04)	0.14	(0.18)	—	(0.18)
Year Ended February 28, 2023	10.56	0.12	(1.16)	(1.04)	(0.12)	—	(0.12)
Year Ended February 28, 2022	11.01	0.07	(0.45)	(0.38)	(0.07)	—	(0.07)
Year Ended February 28, 2021	11.12	0.08	(0.09)	(0.01)	(0.08)	(0.02)	(0.10)
Year Ended February 29, 2020	10.29	0.16	0.83	0.99	(0.16)	—	(0.16)
Class I
Year Ended February 29, 2024	9.42	0.25	(0.04)	0.21	(0.25)	—	(0.25)
Year Ended February 28, 2023	10.59	0.20	(1.17)	(0.97)	(0.20)	—	(0.20)
Year Ended February 28, 2022	11.04	0.16	(0.44)	(0.28)	(0.17)	—	(0.17)
Year Ended February 28, 2021	11.15	0.17	(0.09)	0.08	(0.17)	(0.02)	(0.19)
Year Ended February 29, 2020	10.32	0.25	0.83	1.08	(0.25)	—	(0.25)
Class R2
Year Ended February 29, 2024	9.42	0.19	(0.04)	0.15	(0.19)	—	(0.19)
Year Ended February 28, 2023	10.58	0.14	(1.16)	(1.02)	(0.14)	—	(0.14)
Year Ended February 28, 2022	11.04	0.10	(0.46)	(0.36)	(0.10)	—	(0.10)
Year Ended February 28, 2021	11.15	0.11	(0.10)	0.01	(0.10)	(0.02)	(0.12)
Year Ended February 29, 2020	10.31	0.19	0.84	1.03	(0.19)	—	(0.19)
Class R3
Year Ended February 29, 2024	9.42	0.21	(0.03)	0.18	(0.22)	—	(0.22)
Year Ended February 28, 2023	10.59	0.17	(1.17)	(1.00)	(0.17)	—	(0.17)
Year Ended February 28, 2022	11.04	0.12	(0.44)	(0.32)	(0.13)	—	(0.13)
Year Ended February 28, 2021	11.15	0.13	(0.09)	0.04	(0.13)	(0.02)	(0.15)
Year Ended February 29, 2020	10.32	0.21	0.84	1.05	(0.22)	—	(0.22)
Class R4
Year Ended February 29, 2024	9.42	0.24	(0.04)	0.20	(0.24)	—	(0.24)
Year Ended February 28, 2023	10.58	0.19	(1.16)	(0.97)	(0.19)	—	(0.19)
Year Ended February 28, 2022	11.03	0.15	(0.45)	(0.30)	(0.15)	—	(0.15)
Year Ended February 28, 2021	11.15	0.16	(0.10)	0.06	(0.16)	(0.02)	(0.18)
Year Ended February 29, 2020	10.31	0.24	0.84	1.08	(0.24)	—	(0.24)
SEE NOTES TO FINANCIAL STATEMENTS.

338	J.P. Morgan Income Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$9.39	2.00%	$269,764	0.69%	2.41%	0.90%	12%
9.43	(9.29)	307,677	0.73	1.81	0.89	14
10.59	(2.95)	417,020	0.75	1.23	0.89	7
11.05	0.41	493,321	0.74	1.28	0.89	55
11.16	10.43	441,395	0.74	2.11	0.91	12

9.36	1.49	14,962	1.19	1.92	1.41	12
9.40	(9.85)	18,448	1.31	1.23	1.39	14
10.56	(3.47)	29,041	1.36	0.62	1.39	7
11.01	(0.18)	49,005	1.34	0.67	1.39	55
11.12	9.69	40,117	1.36	1.49	1.41	12

9.38	2.26	771,234	0.44	2.66	0.64	12
9.42	(9.15)	771,871	0.47	2.07	0.64	14
10.59	(2.60)	1,315,495	0.48	1.50	0.64	7
11.04	0.68	1,718,670	0.47	1.54	0.63	55
11.15	10.63	1,277,275	0.47	2.37	0.65	12

9.38	1.65	13,919	1.04	2.05	1.18	12
9.42	(9.62)	14,068	1.08	1.46	1.16	14
10.58	(3.30)	21,297	1.10	0.88	1.16	7
11.04	0.06	29,763	1.08	0.93	1.15	55
11.15	10.05	34,898	1.09	1.77	1.18	12

9.38	1.90	37,702	0.79	2.27	0.89	12
9.42	(9.48)	23,089	0.83	1.71	0.89	14
10.59	(2.96)	29,617	0.85	1.13	0.89	7
11.04	0.32	33,440	0.84	1.18	0.88	55
11.15	10.23	23,849	0.84	1.99	0.90	12

9.38	2.16	6,579	0.54	2.56	0.65	12
9.42	(9.16)	9,154	0.58	1.93	0.64	14
10.58	(2.72)	18,713	0.60	1.38	0.64	7
11.03	0.48	28,607	0.59	1.41	0.63	55
11.15	10.61	7,982	0.59	2.24	0.65	12
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	339

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Government Bond Fund (continued)
Class R6
Year Ended February 29, 2024	$9.42	$0.26	$(0.04)	$0.22	$(0.26)	$—	$(0.26)
Year Ended February 28, 2023	10.58	0.22	(1.16)	(0.94)	(0.22)	—	(0.22)
Year Ended February 28, 2022	11.04	0.18	(0.46)	(0.28)	(0.18)	—	(0.18)
Year Ended February 28, 2021	11.15	0.19	(0.09)	0.10	(0.19)	(0.02)	(0.21)
Year Ended February 29, 2020	10.31	0.27	0.84	1.11	(0.27)	—	(0.27)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

340	J.P. Morgan Income Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$9.38	2.42%	$698,523	0.29%	2.81%	0.39%	12%
9.42	(8.93)	665,078	0.33	2.22	0.39	14
10.58	(2.56)	671,110	0.35	1.63	0.39	7
11.04	0.81	797,220	0.34	1.67	0.38	55
11.15	10.89	568,339	0.34	2.49	0.40	12
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	341

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan High Yield Fund
Class A
Year Ended February 29, 2024	$6.18	$0.38	$0.16	$0.54	$(0.39)	$6.33
Year Ended February 28, 2023	6.95	0.35	(0.75)	(0.40)	(0.37)	6.18
Year Ended February 28, 2022	7.12	0.31	(0.15)	0.16	(0.33)	6.95
Year Ended February 28, 2021	7.07	0.30	0.06	0.36	(0.31)	7.12
Year Ended February 29, 2020	7.13	0.38	(0.05)	0.33	(0.39)	7.07
Class C
Year Ended February 29, 2024	6.20	0.36	0.15	0.51	(0.36)	6.35
Year Ended February 28, 2023	6.97	0.32	(0.75)	(0.43)	(0.34)	6.20
Year Ended February 28, 2022	7.14	0.28	(0.16)	0.12	(0.29)	6.97
Year Ended February 28, 2021	7.09	0.27	0.06	0.33	(0.28)	7.14
Year Ended February 29, 2020	7.14	0.35	(0.05)	0.30	(0.35)	7.09
Class I
Year Ended February 29, 2024	6.22	0.40	0.17	0.57	(0.41)	6.38
Year Ended February 28, 2023	6.99	0.36	(0.74)	(0.38)	(0.39)	6.22
Year Ended February 28, 2022	7.17	0.33	(0.16)	0.17	(0.35)	6.99
Year Ended February 28, 2021	7.12	0.32	0.06	0.38	(0.33)	7.17
Year Ended February 29, 2020	7.17	0.40	(0.04)	0.36	(0.41)	7.12
Class R2
Year Ended February 29, 2024	6.17	0.36	0.16	0.52	(0.37)	6.32
Year Ended February 28, 2023	6.94	0.33	(0.75)	(0.42)	(0.35)	6.17
Year Ended February 28, 2022	7.11	0.29	(0.16)	0.13	(0.30)	6.94
Year Ended February 28, 2021	7.06	0.28	0.06	0.34	(0.29)	7.11
Year Ended February 29, 2020	7.12	0.36	(0.06)	0.30	(0.36)	7.06
Class R3
Year Ended February 29, 2024	6.23	0.38	0.16	0.54	(0.39)	6.38
Year Ended February 28, 2023	7.00	0.35	(0.76)	(0.41)	(0.36)	6.23
Year Ended February 28, 2022	7.17	0.31	(0.16)	0.15	(0.32)	7.00
Year Ended February 28, 2021	7.12	0.29	0.07	0.36	(0.31)	7.17
Year Ended February 29, 2020	7.17	0.38	(0.05)	0.33	(0.38)	7.12
Class R4
Year Ended February 29, 2024	6.23	0.40	0.15	0.55	(0.40)	6.38
Year Ended February 28, 2023	6.99	0.38	(0.76)	(0.38)	(0.38)	6.23
Year Ended February 28, 2022	7.17	0.32	(0.16)	0.16	(0.34)	6.99
Year Ended February 28, 2021	7.12	0.31	0.06	0.37	(0.32)	7.17
Year Ended February 29, 2020	7.17	0.39	(0.04)	0.35	(0.40)	7.12
Class R5
Year Ended February 29, 2024	6.25	0.41	0.15	0.56	(0.41)	6.40
Year Ended February 28, 2023	7.02	0.37	(0.75)	(0.38)	(0.39)	6.25
Year Ended February 28, 2022	7.19	0.34	(0.16)	0.18	(0.35)	7.02
Year Ended February 28, 2021	7.13	0.33	0.06	0.39	(0.33)	7.19
Year Ended February 29, 2020	7.18	0.41	(0.05)	0.36	(0.41)	7.13
Class R6
Year Ended February 29, 2024	6.23	0.41	0.16	0.57	(0.42)	6.38
Year Ended February 28, 2023	7.00	0.38	(0.75)	(0.37)	(0.40)	6.23
Year Ended February 28, 2022	7.17	0.34	(0.15)	0.19	(0.36)	7.00
Year Ended February 28, 2021	7.12	0.33	0.06	0.39	(0.34)	7.17
Year Ended February 29, 2020	7.17	0.41	(0.04)	0.37	(0.42)	7.12

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

342	J.P. Morgan Income Funds	February 29, 2024

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

9.17%	$443,254	0.90%	6.22%	1.10%	25%
(5.70)	406,279	0.90	5.58	1.10	34
2.19	446,823	0.97	4.31	1.10	27
5.51	400,076	0.98	4.46	1.11	52
4.70	496,262	0.99	5.31	1.16	60

8.60	36,075	1.40	5.72	1.60	25
(6.16)	30,659	1.40	5.02	1.60	34
1.66	42,181	1.47	3.81	1.60	27
4.95	53,033	1.48	4.01	1.60	52
4.30	94,217	1.49	4.81	1.65	60

9.55	797,888	0.64	6.47	0.84	25
(5.44)	674,485	0.65	5.64	0.85	34
2.27	1,282,388	0.72	4.54	0.85	27
5.74	2,092,183	0.73	4.59	0.84	52
5.07	1,401,211	0.74	5.57	0.92	60

8.80	2,881	1.25	5.85	1.45	25
(6.04)	3,291	1.25	5.17	1.41	34
1.83	4,616	1.32	3.97	1.44	27
5.15	5,390	1.33	4.11	1.45	52
4.33	5,636	1.34	4.95	1.50	60

8.97	350	0.99	6.12	1.31	25
(5.75)	226	0.99	5.46	1.09	34
2.04	262	1.07	4.27	1.10	27
5.38	635	1.07	4.31	1.12	52
4.71	383	1.09	5.19	1.15	60

9.26	79	0.75	6.37	1.48	25
(5.38)	65	0.75	5.96	0.88	34
2.17	28	0.82	4.43	0.87	27
5.64	37	0.82	4.61	2.00	52
4.97	35	0.84	5.47	1.11	60

9.39	3,705	0.59	6.51	0.73	25
(5.36)	4,000	0.60	5.70	0.71	34
2.47	11,904	0.67	4.62	0.70	27
5.92	12,338	0.68	4.87	0.71	52
5.11	28,706	0.69	5.61	0.75	60

9.53	3,553,817	0.49	6.62	0.59	25
(5.28)	3,419,706	0.50	5.96	0.59	34
2.58	3,679,082	0.57	4.73	0.60	27
5.90	5,223,891	0.57	4.76	0.59	52
5.23	4,787,122	0.59	5.70	0.64	60
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	343

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Income Fund
Class A
Year Ended February 29, 2024	$8.26	$0.42	$0.08	$0.50	$(0.42)	$—	$(0.42)
Year Ended February 28, 2023	9.17	0.37	(0.90)	(0.53)	(0.38)	—	(0.38)
Year Ended February 28, 2022	9.52	0.33	(0.33)	— (d)	(0.35)	—	(0.35)
Year Ended February 28, 2021	9.69	0.40	(0.14)	0.26	(0.42)	(0.01)	(0.43)
Year Ended February 29, 2020	9.32	0.45	0.38	0.83	(0.46)	— (d)	(0.46)
Class C
Year Ended February 29, 2024	8.26	0.38	0.08	0.46	(0.37)	—	(0.37)
Year Ended February 28, 2023	9.17	0.32	(0.89)	(0.57)	(0.34)	—	(0.34)
Year Ended February 28, 2022	9.52	0.28	(0.34)	(0.06)	(0.29)	—	(0.29)
Year Ended February 28, 2021	9.69	0.34	(0.13)	0.21	(0.37)	(0.01)	(0.38)
Year Ended February 29, 2020	9.32	0.40	0.38	0.78	(0.41)	— (d)	(0.41)
Class I
Year Ended February 29, 2024	8.25	0.44	0.08	0.52	(0.44)	—	(0.44)
Year Ended February 28, 2023	9.16	0.39	(0.89)	(0.50)	(0.41)	—	(0.41)
Year Ended February 28, 2022	9.51	0.36	(0.34)	0.02	(0.37)	—	(0.37)
Year Ended February 28, 2021	9.68	0.41	(0.13)	0.28	(0.44)	(0.01)	(0.45)
Year Ended February 29, 2020	9.31	0.48	0.37	0.85	(0.48)	— (d)	(0.48)
Class R6
Year Ended February 29, 2024	8.25	0.44	0.08	0.52	(0.44)	—	(0.44)
Year Ended February 28, 2023	9.16	0.39	(0.89)	(0.50)	(0.41)	—	(0.41)
Year Ended February 28, 2022	9.51	0.36	(0.34)	0.02	(0.37)	—	(0.37)
Year Ended February 28, 2021	9.68	0.41	(0.13)	0.28	(0.44)	(0.01)	(0.45)
Year Ended February 29, 2020	9.31	0.47	0.39	0.86	(0.49)	— (d)	(0.49)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

344	J.P. Morgan Income Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$8.34	6.26%	$515,243	0.65%	5.12%	0.90%	185%
8.26	(5.75)	509,503	0.64	4.33	0.89	166
9.17	(0.10)	606,729	0.65	3.52	0.89	54
9.52	2.99	652,967	0.65	4.34	0.91	69
9.69	9.10	838,317	0.65	4.72	0.97	77

8.35	5.78	542,709	1.20	4.57	1.40	185
8.26	(6.29)	625,211	1.20	3.75	1.39	166
9.17	(0.64)	865,194	1.20	2.98	1.39	54
9.52	2.41	989,123	1.19	3.73	1.41	69
9.69	8.52	939,761	1.21	4.16	1.46	77

8.33	6.54	5,999,683	0.40	5.37	0.64	185
8.25	(5.51)	5,667,171	0.40	4.56	0.64	166
9.16	0.14	7,076,663	0.40	3.77	0.64	54
9.51	3.26	5,261,057	0.40	4.50	0.66	69
9.68	9.39	3,652,760	0.40	4.95	0.71	77

8.33	6.54	2,188,953	0.39	5.39	0.39	185
8.25	(5.51)	3,284,088	0.39	4.59	0.39	166
9.16	0.14	3,546,736	0.39	3.79	0.39	54
9.51	3.27	2,208,975	0.40	4.42	0.41	69
9.68	9.40	643,056	0.40	4.96	0.46	77
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	345

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mortgage-Backed Securities Fund
Class A
Year Ended February 29, 2024	$10.29	$0.34	$0.01	$0.35	$(0.32)	$—	$(0.32)
Year Ended February 28, 2023	11.43	0.24	(1.15)	(0.91)	(0.23)	—	(0.23)
Year Ended February 28, 2022	11.82	0.14	(0.38)	(0.24)	(0.14)	(0.01)	(0.15)
Year Ended February 28, 2021	11.87	0.25	0.04	0.29	(0.24)	(0.10)	(0.34)
Year Ended February 29, 2020	11.31	0.33	0.59	0.92	(0.32)	(0.04)	(0.36)
Class C
Year Ended February 29, 2024	9.96	0.28	0.01	0.29	(0.27)	—	(0.27)
Year Ended February 28, 2023	11.07	0.18	(1.11)	(0.93)	(0.18)	—	(0.18)
Year Ended February 28, 2022	11.46	0.08	(0.38)	(0.30)	(0.08)	(0.01)	(0.09)
Year Ended February 28, 2021	11.52	0.18	0.04	0.22	(0.18)	(0.10)	(0.28)
Year Ended February 29, 2020	10.99	0.27	0.57	0.84	(0.27)	(0.04)	(0.31)
Class I
Year Ended February 29, 2024	9.99	0.35	0.01	0.36	(0.34)	—	(0.34)
Year Ended February 28, 2023	11.10	0.26	(1.11)	(0.85)	(0.26)	—	(0.26)
Year Ended February 28, 2022	11.50	0.16	(0.38)	(0.22)	(0.17)	(0.01)	(0.18)
Year Ended February 28, 2021	11.55	0.27	0.05	0.32	(0.27)	(0.10)	(0.37)
Year Ended February 29, 2020	11.02	0.35	0.57	0.92	(0.35)	(0.04)	(0.39)
Class R6
Year Ended February 29, 2024	9.99	0.37	0.01	0.38	(0.36)	—	(0.36)
Year Ended February 28, 2023	11.10	0.28	(1.11)	(0.83)	(0.28)	—	(0.28)
Year Ended February 28, 2022	11.49	0.18	(0.38)	(0.20)	(0.18)	(0.01)	(0.19)
Year Ended February 28, 2021	11.55	0.28	0.05	0.33	(0.29)	(0.10)	(0.39)
Year Ended February 29, 2020	11.01	0.37	0.58	0.95	(0.37)	(0.04)	(0.41)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

346	J.P. Morgan Income Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$10.32	3.44%	$105,192	0.65%	3.28%	0.86%	20%
10.29	(7.96)	115,123	0.65	2.26	0.85	57
11.43	(2.13)	171,700	0.64	1.18	0.85	132
11.82	2.48	194,516	0.63	2.08	0.85	93
11.87	8.25	149,102	0.64	2.88	0.90	23

9.98	2.95	9,722	1.15	2.78	1.36	20
9.96	(8.40)	10,343	1.15	1.75	1.36	57
11.07	(2.68)	16,914	1.14	0.67	1.35	132
11.46	1.98	22,617	1.13	1.56	1.35	93
11.52	7.69	12,887	1.14	2.38	1.41	23

10.01	3.72	2,512,039	0.40	3.51	0.60	20
9.99	(7.68)	1,743,676	0.40	2.52	0.60	57
11.10	(2.02)	1,999,614	0.39	1.42	0.60	132
11.50	2.81	2,290,016	0.38	2.31	0.60	93
11.55	8.47	1,451,956	0.39	3.13	0.64	23

10.01	3.87	2,494,421	0.25	3.68	0.35	20
9.99	(7.54)	2,039,340	0.25	2.69	0.35	57
11.10	(1.78)	2,462,650	0.24	1.57	0.35	132
11.49	2.88	2,599,085	0.23	2.45	0.35	93
11.55	8.73	1,397,964	0.24	3.28	0.39	23
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	347

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short Duration Bond Fund
Class A
Year Ended February 29, 2024	$10.47	$0.31	$0.18	$0.49	$(0.31)	$—	$(0.31)
Year Ended February 28, 2023	10.86	0.15	(0.39)	(0.24)	(0.15)	—	(0.15)
Year Ended February 28, 2022	11.15	0.07	(0.26)	(0.19)	(0.08)	(0.02)	(0.10)
Year Ended February 28, 2021	11.00	0.15	0.18	0.33	(0.16)	(0.02)	(0.18)
Year Ended February 29, 2020	10.72	0.23	0.28	0.51	(0.23)	—	(0.23)
Class C
Year Ended February 29, 2024	10.55	0.26	0.18	0.44	(0.26)	—	(0.26)
Year Ended February 28, 2023	10.94	0.09	(0.38)	(0.29)	(0.10)	—	(0.10)
Year Ended February 28, 2022	11.23	0.01	(0.26)	(0.25)	(0.02)	(0.02)	(0.04)
Year Ended February 28, 2021	11.08	0.10	0.18	0.28	(0.11)	(0.02)	(0.13)
Year Ended February 29, 2020	10.80	0.18	0.28	0.46	(0.18)	—	(0.18)
Class I
Year Ended February 29, 2024	10.48	0.34	0.19	0.53	(0.34)	—	(0.34)
Year Ended February 28, 2023	10.87	0.16	(0.37)	(0.21)	(0.18)	—	(0.18)
Year Ended February 28, 2022	11.16	0.10	(0.26)	(0.16)	(0.11)	(0.02)	(0.13)
Year Ended February 28, 2021	11.01	0.17	0.19	0.36	(0.19)	(0.02)	(0.21)
Year Ended February 29, 2020	10.74	0.26	0.27	0.53	(0.26)	—	(0.26)
Class R6
Year Ended February 29, 2024	10.48	0.34	0.19	0.53	(0.34)	—	(0.34)
Year Ended February 28, 2023	10.87	0.18	(0.39)	(0.21)	(0.18)	—	(0.18)
Year Ended February 28, 2022	11.16	0.10	(0.26)	(0.16)	(0.11)	(0.02)	(0.13)
Year Ended February 28, 2021	11.01	0.18	0.19	0.37	(0.20)	(0.02)	(0.22)
Year Ended February 29, 2020	10.74	0.27	0.27	0.54	(0.27)	—	(0.27)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

348	J.P. Morgan Income Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$10.65	4.75%	$643,376	0.58%	2.96%	0.81%	83%
10.47	(2.20)	646,165	0.58	1.38	0.82	74
10.86	(1.72)	677,013	0.59	0.62	0.81	83
11.15	3.05	599,105	0.58	1.34	0.82	63
11.00	4.84	305,826	0.66	2.13	0.84	88

10.73	4.19	31,431	1.09	2.47	1.32	83
10.55	(2.67)	25,387	1.08	0.88	1.32	74
10.94	(2.21)	26,327	1.09	0.13	1.32	83
11.23	2.52	34,138	1.08	0.87	1.33	63
11.08	4.26	23,359	1.17	1.64	1.35	88

10.67	5.11	1,683,579	0.33	3.20	0.56	83
10.48	(1.96)	1,566,171	0.34	1.55	0.57	74
10.87	(1.47)	2,928,638	0.34	0.86	0.56	83
11.16	3.30	2,472,206	0.33	1.53	0.57	63
11.01	4.99	673,511	0.41	2.38	0.59	88

10.67	5.17	5,206,534	0.27	3.26	0.31	83
10.48	(1.90)	4,856,693	0.28	1.66	0.32	74
10.87	(1.42)	7,115,180	0.28	0.92	0.31	83
11.16	3.36	5,354,423	0.27	1.63	0.32	63
11.01	5.12	2,126,449	0.29	2.51	0.34	88
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	349

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short Duration Core Plus Fund
Class A
Year Ended February 29, 2024	$8.94	$0.28	$0.17	$0.45	$(0.29)	$—	$(0.29)
Year Ended February 28, 2023	9.50	0.20	(0.54)	(0.34)	(0.22)	—	(0.22)
Year Ended February 28, 2022	9.85	0.12	(0.32)	(0.20)	(0.13)	(0.02)	(0.15)
Year Ended February 28, 2021	9.74	0.17	0.14	0.31	(0.18)	(0.02)	(0.20)
Year Ended February 29, 2020	9.41	0.24	0.31	0.55	(0.22)	—	(0.22)
Class C
Year Ended February 29, 2024	8.92	0.24	0.17	0.41	(0.25)	—	(0.25)
Year Ended February 28, 2023	9.47	0.16	(0.54)	(0.38)	(0.17)	—	(0.17)
Year Ended February 28, 2022	9.83	0.07	(0.33)	(0.26)	(0.08)	(0.02)	(0.10)
Year Ended February 28, 2021	9.72	0.11	0.16	0.27	(0.14)	(0.02)	(0.16)
Year Ended February 29, 2020	9.39	0.18	0.33	0.51	(0.18)	—	(0.18)
Class I
Year Ended February 29, 2024	8.94	0.31	0.16	0.47	(0.31)	—	(0.31)
Year Ended February 28, 2023	9.50	0.22	(0.54)	(0.32)	(0.24)	—	(0.24)
Year Ended February 28, 2022	9.85	0.15	(0.32)	(0.17)	(0.16)	(0.02)	(0.18)
Year Ended February 28, 2021	9.74	0.18	0.16	0.34	(0.21)	(0.02)	(0.23)
Year Ended February 29, 2020	9.40	0.25	0.34	0.59	(0.25)	—	(0.25)
Class R6
Year Ended February 29, 2024	8.94	0.31	0.17	0.48	(0.32)	—	(0.32)
Year Ended February 28, 2023	9.49	0.23	(0.53)	(0.30)	(0.25)	—	(0.25)
Year Ended February 28, 2022	9.85	0.15	(0.33)	(0.18)	(0.16)	(0.02)	(0.18)
Year Ended February 28, 2021	9.73	0.21	0.14	0.35	(0.21)	(0.02)	(0.23)
Year Ended February 29, 2020	9.40	0.24	0.35	0.59	(0.26)	—	(0.26)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

350	J.P. Morgan Income Funds	February 29, 2024

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$9.10	5.14%	$386,431	0.64%	3.15%	0.85%	43%
8.94	(3.57)	369,487	0.63	2.24	0.86	130
9.50	(2.01)	494,841	0.63	1.27	0.84	129
9.85	3.25	364,872	0.63	1.73	0.85	129
9.74	5.95	95,222	0.64	2.46	0.92	157

9.08	4.63	31,941	1.14	2.65	1.35	43
8.92	(3.97)	30,862	1.13	1.73	1.36	130
9.47	(2.61)	46,136	1.13	0.77	1.35	129
9.83	2.77	42,071	1.13	1.17	1.35	129
9.72	5.45	7,825	1.14	1.92	1.41	157

9.10	5.41	1,655,673	0.39	3.39	0.60	43
8.94	(3.33)	2,180,474	0.38	2.45	0.61	130
9.50	(1.77)	4,199,718	0.38	1.52	0.59	129
9.85	3.49	2,286,573	0.38	1.88	0.60	129
9.74	6.31	187,225	0.39	2.64	0.65	157

9.10	5.47	1,669,572	0.33	3.46	0.34	43
8.94	(3.17)	1,907,142	0.32	2.49	0.36	130
9.49	(1.81)	4,667,469	0.32	1.58	0.34	129
9.85	3.66	3,991,010	0.32	2.12	0.35	129
9.73	6.31	3,531,440	0.32	2.47	0.37	157
SEE NOTES TO FINANCIAL STATEMENTS.

February 29, 2024	J.P. Morgan Income Funds	351

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust II (“JPM II") (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 9 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Core Bond Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Core Plus Bond Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Floating Rate Income Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Government Bond Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan High Yield Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Income Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Mortgage-Backed Securities Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Short Duration Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Short Duration Core Plus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
The investment objective of JPMorgan Core Bond Fund (“Core Bond Fund”) is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
The investment objective of JPMorgan Core Plus Bond Fund (“Core Plus Bond Fund”) is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.
The investment objective of JPMorgan Floating Rate Income Fund (“Floating Rate Income Fund”) is to seek to provide current income with a secondary objective of capital appreciation.
The investment objective of JPMorgan Government Bond Fund (“Government Bond Fund”) is to seek a high level of current income with liquidity and safety of principal.
The investment objective of JPMorgan High Yield Fund (“High Yield Fund”) is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.
The investment objective of JPMorgan Income Fund (“Income Fund”) is to seek to provide income with a secondary objective of capital appreciation.
The investment objective of JPMorgan Mortgage-Backed Securities Fund (“Mortgage-Backed Securities Fund”) is to seek to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.
The investment objective of JPMorgan Short Duration Bond Fund (‘Short Duration Bond Fund”) is to seek current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.
The investment objective of JPMorgan Short Duration Core Plus Fund (“Short Duration Core Plus Fund”) is to seek total return consistent with preservation of capital.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles

352	J.P. Morgan Income Funds	February 29, 2024

(“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments— Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Core Bond Fund, Core Plus Bond Fund, Floating Rate Income Fund, High Yield Fund, Income Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund at February 29, 2024.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).

February 29, 2024	J.P. Morgan Income Funds	353

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Core Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$4,544,523	$1,341,510	$5,886,033
Collateralized Mortgage Obligations	—	1,728,395	412,871	2,141,266
Commercial Mortgage-Backed Securities	—	2,595,092	92,199	2,687,291
Corporate Bonds	—	11,369,696	—	11,369,696
Foreign Government Securities	—	131,187	—	131,187
Loan Assignments	—	57,804	—	57,804
Mortgage-Backed Securities	—	9,749,218	—	9,749,218
Municipal Bonds	—	165,039	—	165,039
U.S. Government Agency Securities	—	190,249	—	190,249
U.S. Treasury Obligations	—	10,589,732	—	10,589,732
Short-Term Investments
Investment Companies	1,597,845	—	—	1,597,845
Total Investments in Securities	$1,597,845	$41,120,935	$1,846,580	$44,565,360
Appreciation in Other Financial Instruments
Futures Contracts	$15,192	$—	$—	$15,192

Core Plus Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$2,307,390	$726,979	$3,034,369
Collateralized Mortgage Obligations	—	630,037	159,575	789,612
Commercial Mortgage-Backed Securities	—	1,882,047	122,324	2,004,371
Common Stocks
Broadline Retail	—	—	293	293
Communications Equipment	—	—	— (a)	— (a)
Diversified Telecommunication Services	—	—	60	60
Financial Services	—	—	3	3
Health Care Providers & Services	—	—	39	39
Media	1,215	—	—	1,215
Oil, Gas & Consumable Fuels	10,606	—	—	10,606
Specialty Retail	—	—	1,490	1,490
Wireless Telecommunication Services	—	—	1,926	1,926
Total Common Stocks	11,821	—	3,811	15,632
Convertible Bonds	—	—	1,501	1,501
Convertible Preferred Stocks	—	—	3,319	3,319
Corporate Bonds
Aerospace & Defense	—	64,576	—	64,576
Automobile Components	—	59,341	—	59,341
Automobiles	—	15,631	—	15,631
Banks	—	1,364,968	—	1,364,968

354	J.P. Morgan Income Funds	February 29, 2024

Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Beverages	$—	$18,402	$—	$18,402
Biotechnology	—	93,935	—	93,935
Broadline Retail	—	11,988	—	11,988
Building Products	—	48,198	—	48,198
Capital Markets	—	395,140	—	395,140
Chemicals	—	69,531	—	69,531
Commercial Mortgage-Backed Securities	—	—	35,556	35,556
Commercial Services & Supplies	—	68,262	—	68,262
Communications Equipment	—	18,335	—	18,335
Construction & Engineering	—	23,145	—	23,145
Construction Materials	—	4,000	—	4,000
Consumer Finance	—	177,431	—	177,431
Consumer Staples Distribution & Retail	—	51,411	—	51,411
Containers & Packaging	—	64,147	—	64,147
Distributors	—	7,268	—	7,268
Diversified Consumer Services	—	10,258	—	10,258
Diversified REITs	—	19,345	—	19,345
Diversified Telecommunication Services	—	163,228	8,966	172,194
Electric Utilities	—	455,597	—	455,597
Electrical Equipment	—	11,182	—	11,182
Electronic Equipment, Instruments & Components	—	12,272	—	12,272
Energy Equipment & Services	—	25,331	—	25,331
Entertainment	—	54,647	—	54,647
Financial Services	—	56,682	—	56,682
Food Products	—	33,515	—	33,515
Gas Utilities	—	14,942	—	14,942
Ground Transportation	—	49,488	—	49,488
Health Care Equipment & Supplies	—	23,743	—	23,743
Health Care Providers & Services	—	221,348	—	221,348
Health Care REITs	—	4,515	—	4,515
Health Care Technology	—	7,752	—	7,752
Hotel & Resort REITs	—	7,764	—	7,764
Hotels, Restaurants & Leisure	—	131,916	—	131,916
Household Durables	—	28,957	—	28,957
Household Products	—	16,291	—	16,291
Independent Power and Renewable Electricity Producers	—	36,576	—	36,576
Industrial Conglomerates	—	4,730	—	4,730
Industrial REITs	—	6,163	—	6,163
Insurance	—	67,204	—	67,204
Interactive Media & Services	—	4,231	—	4,231
IT Services	—	18,264	—	18,264
Life Sciences Tools & Services	—	8,430	—	8,430
Machinery	—	19,113	—	19,113
Marine Transportation	—	2,022	—	2,022
Media	—	263,543	—	263,543
Metals & Mining	—	94,861	—	94,861
Mortgage Real Estate Investment Trusts (REITs)	—	91,556	—	91,556
Multi-Utilities	—	50,008	—	50,008
Office REITs	—	3,199	—	3,199

February 29, 2024	J.P. Morgan Income Funds	355

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Oil, Gas & Consumable Fuels	$—	$562,509	$—	$562,509
Passenger Airlines	—	32,431	—	32,431
Personal Care Products	—	9,176	—	9,176
Pharmaceuticals	—	151,899	—	151,899
Real Estate Management & Development	—	3,975	—	3,975
Residential REITs	—	10,228	—	10,228
Retail REITs	—	9,291	—	9,291
Semiconductors & Semiconductor Equipment	—	68,741	—	68,741
Software	—	67,511	—	67,511
Specialized REITs	—	24,976	—	24,976
Specialty Retail	—	84,752	—	84,752
Technology Hardware, Storage & Peripherals	—	25,485	—	25,485
Textiles, Apparel & Luxury Goods	—	5,484	—	5,484
Tobacco	—	99,670	—	99,670
Trading Companies & Distributors	—	60,175	—	60,175
Transportation Infrastructure	—	1,742	—	1,742
Water Utilities	—	3,932	—	3,932
Wireless Telecommunication Services	—	38,659	—	38,659
Total Corporate Bonds	—	5,835,018	44,522	5,879,540
Foreign Government Securities	—	178,821	—	178,821
Loan Assignments
Automobile Components	—	2,955	—	2,955
Beverages	—	7,575	—	7,575
Building Products	—	11,673	—	11,673
Chemicals	—	9,961	—	9,961
Commercial Services & Supplies	—	2,475	—	2,475
Consumer Staples Distribution & Retail	—	—	1,523	1,523
Containers & Packaging	—	3,353	—	3,353
Electronic Equipment, Instruments & Components	—	3,468	—	3,468
Entertainment	—	2,821	—	2,821
Financial Services	—	—	1,154	1,154
Ground Transportation	—	7,217	—	7,217
Health Care Equipment & Supplies	—	1,440	—	1,440
Health Care Providers & Services	—	17,428	—	17,428
Hotels, Restaurants & Leisure	—	6,127	—	6,127
Household Durables	—	3,520	—	3,520
Insurance	—	12,105	—	12,105
IT Services	—	6,034	—	6,034
Leisure Products	—	5,483	16	5,499
Machinery	—	7,872	—	7,872
Media	—	30,549	—	30,549
Oil, Gas & Consumable Fuels	—	7,701	—	7,701
Passenger Airlines	—	9,634	—	9,634
Personal Care Products	—	16,474	—	16,474
Pharmaceuticals	—	5,215	—	5,215
Professional Services	—	18,500	—	18,500
Semiconductors & Semiconductor Equipment	—	16,577	—	16,577
Software	—	9,665	—	9,665

356	J.P. Morgan Income Funds	February 29, 2024

Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Specialty Retail	$—	$13,066	$—	$13,066
Wireless Telecommunication Services	—	4,974	—	4,974
Total Loan Assignments	—	243,862	2,693	246,555
Mortgage-Backed Securities	—	4,566,836	—	4,566,836
Municipal Bonds	—	19,584	—	19,584
Preferred Stocks	—	—	1,170	1,170
U.S. Treasury Obligations	—	1,758,789	—	1,758,789
Warrants	—	—	441	441
Short-Term Investments
Investment Companies	1,483,911	—	—	1,483,911
Investment of Cash Collateral from Securities Loaned	548	—	—	548
Total Short-Term Investments	1,484,459	—	—	1,484,459
Total Investments in Securities	$1,496,280	$17,422,384	$1,066,335	$19,984,999
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$280	$—	$280
Futures Contracts	26,203	—	—	26,203
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(143)	—	(143)
Futures Contracts	(276)	—	—	(276)
Swaps	—	(4,376)	—	(4,376)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$25,927	$(4,239)	$—	$21,688

(a)	Amount rounds to less than one thousand.

Floating Rate Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Broadline Retail	$—	$—	$175	$175
Diversified Telecommunication Services	—	—	69	69
Health Care Providers & Services	—	—	229	229
Machinery	—	—	— (a)	— (a)
Media	660	—	—	660
Specialty Retail	—	—	2,658	2,658
Total Common Stocks	660	—	3,131	3,791
Convertible Preferred Stocks	—	—	6,074	6,074
Corporate Bonds	—	17,903	—	17,903
Exchange-Traded Funds	4,224	—	—	4,224
Loan Assignments
Aerospace & Defense	—	4,288	—	4,288
Automobile Components	—	7,053	—	7,053
Beverages	—	2,483	—	2,483
Building Products	—	8,592	—	8,592

February 29, 2024	J.P. Morgan Income Funds	357

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
Floating Rate Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Capital Markets	$—	$964	$—	$964
Chemicals	—	6,514	—	6,514
Commercial Services & Supplies	—	17,122	—	17,122
Communications Equipment	—	3,122	—	3,122
Construction & Engineering	—	3,471	—	3,471
Consumer Staples Distribution & Retail	—	1,444	5,209	6,653
Containers & Packaging	—	7,799	—	7,799
Diversified Consumer Services	—	4,053	—	4,053
Diversified Telecommunication Services	—	2,609	—	2,609
Electric Utilities	—	3,112	—	3,112
Electronic Equipment, Instruments & Components	—	4,631	—	4,631
Entertainment	—	4,605	—	4,605
Financial Services	—	4,477	—	4,477
Food Products	—	525	—	525
Ground Transportation	—	5,263	—	5,263
Health Care Equipment & Supplies	—	6,186	—	6,186
Health Care Providers & Services	—	14,302	—	14,302
Hotels, Restaurants & Leisure	—	7,543	—	7,543
Household Durables	—	2,861	—	2,861
Insurance	—	9,626	—	9,626
Interactive Media & Services	—	1,241	—	1,241
IT Services	—	5,104	—	5,104
Leisure Products	—	3,266	422	3,688
Life Sciences Tools & Services	—	651	—	651
Machinery	—	10,530	—	10,530
Media	—	17,114	218	17,332
Oil, Gas & Consumable Fuels	—	9,793	—	9,793
Passenger Airlines	—	5,253	—	5,253
Personal Care Products	—	5,472	—	5,472
Pharmaceuticals	—	5,317	—	5,317
Professional Services	—	7,170	—	7,170
Semiconductors & Semiconductor Equipment	—	8,452	—	8,452
Software	—	21,290	—	21,290
Specialty Retail	—	10,782	—	10,782
Textiles, Apparel & Luxury Goods	—	646	—	646
Wireless Telecommunication Services	—	1,902	—	1,902
Total Loan Assignments	—	246,628	5,849	252,477
Warrants	—	— (a)	—	— (a)
Short-Term Investments
Investment Companies	38,655	—	—	38,655
Total Investments in Securities	$43,539	$264,531	$15,054	$323,124

(a)	Amount rounds to less than one thousand.

358	J.P. Morgan Income Funds	February 29, 2024

Government Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Collateralized Mortgage Obligations	$—	$397,010	$—	$397,010
Commercial Mortgage-Backed Securities	—	179,881	—	179,881
Mortgage-Backed Securities	—	504,640	—	504,640
U.S. Government Agency Securities	—	62,405	—	62,405
U.S. Treasury Obligations	—	615,865	—	615,865
Short-Term Investments
Investment Companies	48,936	—	—	48,936
Total Investments in Securities	$48,936	$1,759,801	$—	$1,808,737

High Yield Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Broadline Retail	$—	$—	$2,145	$2,145
Chemicals	11,122	—	—	11,122
Communications Equipment	—	—	— (a)	— (a)
Diversified Telecommunication Services	5,941	—	144	6,085
Financial Services	—	—	5,310	5,310
Health Care Providers & Services	—	—	1,076	1,076
Machinery	—	—	— (a)	— (a)
Media	7,055	—	—	7,055
Oil, Gas & Consumable Fuels	14,614	—	—	14,614
Specialized REITs	11,757	—	—	11,757
Specialty Retail	—	—	15,617	15,617
Wireless Telecommunication Services	—	—	20,609	20,609
Total Common Stocks	50,489	—	44,901	95,390
Convertible Bonds
Media	—	42,327	—	42,327
Oil, Gas & Consumable Fuels	—	—	7,495	7,495
Total Convertible Bonds	—	42,327	7,495	49,822
Convertible Preferred Stocks	—	—	28,864	28,864
Corporate Bonds
Aerospace & Defense	—	56,707	—	56,707
Automobile Components	—	216,027	—	216,027
Automobiles	—	9,193	—	9,193
Banks	—	30,167	—	30,167
Beverages	—	8,645	—	8,645
Biotechnology	—	9,900	—	9,900
Broadline Retail	—	34,147	—	34,147
Building Products	—	107,969	—	107,969
Capital Markets	—	1,273	—	1,273
Chemicals	—	133,869	—	133,869
Commercial Services & Supplies	—	162,517	—	162,517
Communications Equipment	—	40,477	—	40,477

February 29, 2024	J.P. Morgan Income Funds	359

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
High Yield Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Construction & Engineering	$—	$40,788	$—	$40,788
Construction Materials	—	2,496	—	2,496
Consumer Finance	—	168,529	—	168,529
Consumer Staples Distribution & Retail	—	77,566	—	77,566
Containers & Packaging	—	104,262	—	104,262
Distributors	—	6,931	—	6,931
Diversified Consumer Services	—	7,259	—	7,259
Diversified REITs	—	57,594	—	57,594
Diversified Telecommunication Services	—	316,492	33,364	349,856
Electric Utilities	—	39,130	—	39,130
Electrical Equipment	—	29,308	—	29,308
Electronic Equipment, Instruments & Components	—	19,487	—	19,487
Energy Equipment & Services	—	47,679	—	47,679
Entertainment	—	68,659	—	68,659
Financial Services	—	42,849	—	42,849
Food Products	—	34,047	—	34,047
Gas Utilities	—	13,960	—	13,960
Ground Transportation	—	84,864	—	84,864
Health Care Equipment & Supplies	—	42,196	—	42,196
Health Care Providers & Services	—	209,511	—	209,511
Health Care Technology	—	9,719	—	9,719
Hotel & Resort REITs	—	34,311	—	34,311
Hotels, Restaurants & Leisure	—	196,709	—	196,709
Household Durables	—	49,582	—	49,582
Household Products	—	51,229	—	51,229
Independent Power and Renewable Electricity Producers	—	12,198	—	12,198
IT Services	—	30,475	—	30,475
Leisure Products	—	15,228	—	15,228
Machinery	—	31,380	—	31,380
Media	—	454,447	—	454,447
Metals & Mining	—	62,902	—	62,902
Oil, Gas & Consumable Fuels	—	453,685	—	453,685
Passenger Airlines	—	49,230	—	49,230
Personal Care Products	—	19,633	—	19,633
Pharmaceuticals	—	182,731	—	182,731
Professional Services	—	6,993	—	6,993
Real Estate Management & Development	—	12,334	—	12,334
Semiconductors & Semiconductor Equipment	—	54,316	—	54,316
Software	—	50,851	—	50,851
Specialized REITs	—	13,288	—	13,288
Specialty Retail	—	118,676	—	118,676
Technology Hardware, Storage & Peripherals	—	7,553	—	7,553
Textiles, Apparel & Luxury Goods	—	2,516	—	2,516
Trading Companies & Distributors	—	63,321	—	63,321
Wireless Telecommunication Services	—	13,114	—	13,114
Total Corporate Bonds	—	4,220,919	33,364	4,254,283
Exchange-Traded Funds	24,579	—	—	24,579

360	J.P. Morgan Income Funds	February 29, 2024

High Yield Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Loan Assignments
Automobile Components	$—	$9,842	$—	$9,842
Beverages	—	7,021	—	7,021
Building Products	—	8,198	—	8,198
Chemicals	—	10,568	1,699	12,267
Commercial Services & Supplies	—	9,041	—	9,041
Consumer Staples Distribution & Retail	—	—	30,655	30,655
Containers & Packaging	—	16,322	—	16,322
Diversified Telecommunication Services	—	6,372	—	6,372
Ground Transportation	—	15,795	—	15,795
Health Care Equipment & Supplies	—	7,732	—	7,732
Health Care Providers & Services	—	22,329	—	22,329
Insurance	—	2,297	—	2,297
IT Services	—	8,359	—	8,359
Leisure Products	—	14,287	403	14,690
Machinery	—	4,526	—	4,526
Media	—	46,080	—	46,080
Passenger Airlines	—	8,188	—	8,188
Personal Care Products	—	28,745	—	28,745
Software	—	7,519	—	7,519
Specialty Retail	—	35,423	—	35,423
Total Loan Assignments	—	268,644	32,757	301,401
Preferred Stocks	—	—	8,345	8,345
Warrants	—	—	1,451	1,451
Short-Term Investments
Investment Companies	35,956	—	—	35,956
Total Investments in Securities	$111,024	$4,531,890	$157,177	$4,800,091

(a)	Amount rounds to less than one thousand.

Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$1,318,343	$338,802	$1,657,145
Collateralized Mortgage Obligations	—	931,640	63,376	995,016
Commercial Mortgage-Backed Securities	—	2,243,652	75,443	2,319,095
Common Stocks
Broadline Retail	—	—	72	72
Chemicals	6,826	—	—	6,826
Diversified Telecommunication Services	467	—	5	472
Financial Services	—	—	2,475	2,475
Health Care Providers & Services	—	—	10	10
Media	16	—	—	16
Oil, Gas & Consumable Fuels	10,090	—	—	10,090
Specialty Retail	—	—	2	2
Wireless Telecommunication Services	—	—	4,054	4,054

February 29, 2024	J.P. Morgan Income Funds	361

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Common Stocks	17,399	—	6,618	24,017
Convertible Bonds
Media	$—	$1,476	$—	$1,476
Oil, Gas & Consumable Fuels	—	—	2,759	2,759
Total Convertible Bonds	—	1,476	2,759	4,235
Corporate Bonds
Aerospace & Defense	—	31,111	—	31,111
Automobile Components	—	98,639	—	98,639
Automobiles	—	941	—	941
Banks	—	73,145	—	73,145
Beverages	—	7,531	—	7,531
Biotechnology	—	6,694	—	6,694
Broadline Retail	—	23,424	—	23,424
Building Products	—	52,754	—	52,754
Capital Markets	—	13,587	—	13,587
Chemicals	—	105,147	—	105,147
Commercial Mortgage-Backed Securities	—	—	31,111	31,111
Commercial Services & Supplies	—	86,547	—	86,547
Communications Equipment	—	24,567	—	24,567
Construction & Engineering	—	32,293	—	32,293
Consumer Finance	—	86,499	—	86,499
Consumer Staples Distribution & Retail	—	49,984	—	49,984
Containers & Packaging	—	96,643	—	96,643
Distributors	—	2,221	—	2,221
Diversified Consumer Services	—	11,556	—	11,556
Diversified REITs	—	22,311	—	22,311
Diversified Telecommunication Services	—	182,311	16,380	198,691
Electric Utilities	—	67,417	—	67,417
Electrical Equipment	—	20,343	—	20,343
Electronic Equipment, Instruments & Components	—	16,112	—	16,112
Energy Equipment & Services	—	19,168	—	19,168
Entertainment	—	37,843	—	37,843
Financial Services	—	20,474	—	20,474
Food Products	—	28,606	—	28,606
Gas Utilities	—	10,886	—	10,886
Ground Transportation	—	61,270	—	61,270
Health Care Equipment & Supplies	—	33,187	—	33,187
Health Care Providers & Services	—	118,005	—	118,005
Health Care Technology	—	7,396	—	7,396
Hotel & Resort REITs	—	15,464	—	15,464
Hotels, Restaurants & Leisure	—	145,462	—	145,462
Household Durables	—	33,521	—	33,521
Household Products	—	38,666	—	38,666
Independent Power and Renewable Electricity Producers	—	10,417	—	10,417
IT Services	—	8,836	—	8,836
Leisure Products	—	10,573	—	10,573
Machinery	—	14,053	—	14,053
Marine Transportation	—	5,610	—	5,610

362	J.P. Morgan Income Funds	February 29, 2024

Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Media	$—	$319,672	$—	$319,672
Metals & Mining	—	45,343	—	45,343
Mortgage Real Estate Investment Trusts (REITs)	—	73,572	—	73,572
Multi-Utilities	—	2,408	—	2,408
Oil, Gas & Consumable Fuels	—	352,707	—	352,707
Paper & Forest Products	—	2,072	—	2,072
Passenger Airlines	—	28,484	—	28,484
Personal Care Products	—	23,108	—	23,108
Pharmaceuticals	—	116,727	—	116,727
Real Estate Management & Development	—	2,095	—	2,095
Semiconductors & Semiconductor Equipment	—	30,934	—	30,934
Software	—	43,606	—	43,606
Specialized REITs	—	7,413	—	7,413
Specialty Retail	—	92,172	—	92,172
Technology Hardware, Storage & Peripherals	—	12,281	—	12,281
Tobacco	—	1,236	—	1,236
Trading Companies & Distributors	—	52,389	—	52,389
Transportation Infrastructure	—	4,293	—	4,293
Wireless Telecommunication Services	—	26,095	—	26,095
Total Corporate Bonds	—	2,967,821	47,491	3,015,312
Exchange-Traded Funds	140,849	—	—	140,849
Foreign Government Securities	—	344,627	—	344,627
Loan Assignments
Automobile Components	—	2,242	—	2,242
Beverages	—	1,914	—	1,914
Chemicals	—	2,082	743	2,825
Consumer Staples Distribution & Retail	—	—	5,198	5,198
Electronic Equipment, Instruments & Components	—	1,823	—	1,823
Financial Services	—	—	210	210
Ground Transportation	—	3,984	—	3,984
Health Care Equipment & Supplies	—	3,044	—	3,044
Health Care Providers & Services	—	3,140	—	3,140
IT Services	—	2,966	—	2,966
Leisure Products	—	—	5	5
Life Sciences Tools & Services	—	561	—	561
Machinery	—	3,987	—	3,987
Media	—	3,091	—	3,091
Passenger Airlines	—	866	—	866
Personal Care Products	—	8,790	—	8,790
Pharmaceuticals	—	1,977	—	1,977
Specialty Retail	—	2,698	—	2,698
Total Loan Assignments	—	43,165	6,156	49,321
Mortgage-Backed Securities	—	1,572,890	—	1,572,890
Municipal Bonds	—	10,838	—	10,838
Preferred Stocks
Broadline Retail	—	—	8	8
Electric Utilities	4,094	—	—	4,094

February 29, 2024	J.P. Morgan Income Funds	363

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Preferred Stocks	4,094	—	8	4,102
Warrants	$—	$—	$4	$4
Short-Term Investments
Investment Companies	201,517	—	—	201,517
Total Investments in Securities	$363,859	$9,434,452	$540,657	$10,338,968
Liabilities
TBA Short Commitment	$—	$(698,263)	$—	$(698,263)
Total Liabilities in Securities Sold Short	$—	$(698,263)	$—	$(698,263)
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$17	$—	$17
Futures Contracts	11,551	—	—	11,551
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(1,419)	—	(1,419)
Futures Contracts	(12,844)	—	—	(12,844)
Swaps	—	(55,157)	—	(55,157)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(1,293)	$(56,559)	$—	$(57,852)

Mortgage-Backed Securities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$538,460	$90,411	$628,871
Collateralized Mortgage Obligations	—	473,453	30,037	503,490
Commercial Mortgage-Backed Securities	—	394,922	38,341	433,263
Mortgage-Backed Securities	—	3,020,150	—	3,020,150
U.S. Treasury Obligations	—	259,114	—	259,114
Short-Term Investments
Investment Companies	622,242	—	—	622,242
Total Investments in Securities	$622,242	$4,686,099	$158,789	$5,467,130
Appreciation in Other Financial Instruments
Futures Contracts	$1,018	$—	$—	$1,018

Short Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$1,589,678	$43,814	$1,633,492
Collateralized Mortgage Obligations	—	633,389	56	633,445
Commercial Mortgage-Backed Securities	—	170,991	—	170,991
Corporate Bonds	—	2,269,859	—	2,269,859
Mortgage-Backed Securities	—	638,326	—	638,326
U.S. Treasury Obligations	—	1,321,122	—	1,321,122

364	J.P. Morgan Income Funds	February 29, 2024

Short Duration Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$184,181	$—	$—	$184,181
U.S. Treasury Obligations	—	708,268	—	708,268
Total Short-Term Investments	184,181	708,268	—	892,449
Total Investments in Securities	$184,181	$7,331,633	$43,870	$7,559,684
Appreciation in Other Financial Instruments
Futures Contracts	$1,441	$—	$—	$1,441
Depreciation in Other Financial Instruments
Futures Contracts	(3,801)	—	—	(3,801)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(2,360)	$—	$—	$(2,360)

Short Duration Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$635,079	$27,964	$663,043
Collateralized Mortgage Obligations	—	186,226	5,988	192,214
Commercial Mortgage-Backed Securities	—	259,488	—	259,488
Common Stocks
Oil, Gas & Consumable Fuels	417	—	—	417
Wireless Telecommunication Services	—	—	410	410
Total Common Stocks	417	—	410	827
Convertible Bonds	—	—	497	497
Corporate Bonds
Aerospace & Defense	—	2,511	—	2,511
Automobile Components	—	8,800	—	8,800
Automobiles	—	4,322	—	4,322
Banks	—	637,698	—	637,698
Biotechnology	—	1,214	—	1,214
Broadline Retail	—	1,846	—	1,846
Building Products	—	4,967	—	4,967
Capital Markets	—	175,907	—	175,907
Chemicals	—	9,838	—	9,838
Commercial Services & Supplies	—	25,616	—	25,616
Communications Equipment	—	2,114	—	2,114
Construction & Engineering	—	3,068	—	3,068
Consumer Finance	—	73,746	—	73,746
Consumer Staples Distribution & Retail	—	4,514	—	4,514
Containers & Packaging	—	10,505	—	10,505
Diversified Consumer Services	—	605	—	605
Diversified Telecommunication Services	—	15,383	2,642	18,025
Electric Utilities	—	56,793	—	56,793
Electronic Equipment, Instruments & Components	—	886	—	886
Energy Equipment & Services	—	5,846	—	5,846
Entertainment	—	2,793	—	2,793

February 29, 2024	J.P. Morgan Income Funds	365

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
Short Duration Core Plus Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Financial Services	$—	$17,524	$—	$17,524
Food Products	—	28,420	—	28,420
Ground Transportation	—	4,313	—	4,313
Health Care Equipment & Supplies	—	1,829	—	1,829
Health Care Providers & Services	—	24,265	—	24,265
Hotel & Resort REITs	—	1,398	—	1,398
Hotels, Restaurants & Leisure	—	17,182	—	17,182
Household Durables	—	4,207	—	4,207
Household Products	—	3,283	—	3,283
Independent Power and Renewable Electricity Producers	—	9,004	—	9,004
Insurance	—	13,877	—	13,877
IT Services	—	2,125	—	2,125
Leisure Products	—	987	—	987
Machinery	—	2,128	—	2,128
Media	—	37,864	—	37,864
Metals & Mining	—	8,696	—	8,696
Multi-Utilities	—	4,011	—	4,011
Oil, Gas & Consumable Fuels	—	73,994	—	73,994
Passenger Airlines	—	3,947	—	3,947
Personal Care Products	—	1,056	—	1,056
Pharmaceuticals	—	5,857	—	5,857
Real Estate Management & Development	—	673	—	673
Semiconductors & Semiconductor Equipment	—	21,254	—	21,254
Software	—	3,168	—	3,168
Specialized REITs	—	661	—	661
Specialty Retail	—	10,085	—	10,085
Technology Hardware, Storage & Peripherals	—	1,339	—	1,339
Tobacco	—	9,467	—	9,467
Trading Companies & Distributors	—	19,541	—	19,541
Wireless Telecommunication Services	—	1,689	—	1,689
Total Corporate Bonds	—	1,382,816	2,642	1,385,458
Foreign Government Securities	—	40,616	—	40,616
Loan Assignments	—	15,028	—	15,028
Mortgage-Backed Securities	—	464,446	—	464,446
Municipal Bonds	—	2,570	—	2,570
U.S. Treasury Obligations	—	600,919	—	600,919
Short-Term Investments
Investment Companies	84,447	—	—	84,447
U.S. Treasury Obligations	—	9,030	—	9,030
Total Short-Term Investments	84,447	9,030	—	93,477
Total Investments in Securities	$84,864	$3,596,218	$37,501	$3,718,583
Appreciation in Other Financial Instruments
Futures Contracts	$1,615	$—	$—	$1,615
Depreciation in Other Financial Instruments
Futures Contracts	(1,477)	—	—	(1,477)

366	J.P. Morgan Income Funds	February 29, 2024

Short Duration Core Plus Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Swaps	$—	$(1,973)	$—	$(1,973)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$138	$(1,973)	$—	$(1,835)
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
Core Bond Fund	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 29, 2024
Investments in Securities:
Asset-Backed Securities	$1,383,442	$7	$(10,791)	$282	$459,028	$(512,383)	$—	$(37,231)	$59,156	$1,341,510
Collateralized Mortgage Obligations	360,930	—	5,351	7	276,839	(77,520)	—	(86,030)	(66,706)	412,871
Commercial Mortgage-Backed Securities	76,979	—	(258)	61	38	(3,193)	18,572	(7,550)	7,550	92,199
Mortgage-Backed Securities	63,826	—	1,432	—	—	(65,258)	—	—	—	—
Total	$1,885,177	$7	$(4,266)	$350	$735,905	$(658,354)	$18,572	$(130,811)	$—	$1,846,580

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Collateralized Mortgage Obligations, Asset-Backed Securities and Commercial Mortgage-Backed Securities.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 29, 2024, which were valued using significant unobservable inputs (level 3), amounted to $(8,369). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
There were no significant transfers into or out of level 3 for the year ended February 29, 2024.
Core Plus Bond Fund	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 29, 2024
Investments in Securities:
Asset-Backed Securities	$703,664	$360	$(28,746)	$257	$225,073	$(223,741)	$14,902	$(3,073)	$38,283	$726,979
Collateralized Mortgage Obligations	152,633	(126)	3,152	1	100,648	(9,826)	—	(46,029)	(40,878)	159,575
Commercial Mortgage-Backed Securities	152,497	(13)	(465)	50	35,070	(26,614)	—	(2,596)	(35,605)	122,324
Common Stocks	5,367	581	(1,554)	—	—	(583)	—	—	—	3,811
Convertible Bonds	699	—	802	—	—	—	—	—	—	1,501
Convertible Preferred Stocks	3,418	—	(99)	—	—	—	—	—	—	3,319
Corporate Bonds	1	(169)	(4,070)	(40)	—	(295)	10,895	—	38,200	44,522
Loan Assignments	1,824	—	(208)	527	1,235	(685)	—	—	—	2,693
Preferred Stocks	1,853	—	(683)	—	—	—	—	—	—	1,170
Rights	133	293	(132)	—	—	(294)	—	—	—	—
Warrants	1,041	—	(600)	—	—	—	—	—	—	441
Total	$1,023,130	$926	$(32,603)	$795	$362,026	$(262,038)	$25,797	$(51,698)	$—	$1,066,335

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Collateralized Mortgage Obligations, Commercial Mortgage-Backed Securities, Asset-Backed Securities and Corporate Bonds.

February 29, 2024	J.P. Morgan Income Funds	367

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 29, 2024, which were valued using significant unobservable inputs (level 3), amounted to $(33,510). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
There were no significant transfers into or out of level 3 for the year ended February 29, 2024.
Floating Rate Income Fund	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 29, 2024
Investments in Securities:
Common Stocks	$4,100	$— (a)	$(1,676)	$—	$707	$— (a)	$—	$—	$3,131
Convertible Preferred Stocks	6,025	—	49	—	—	—	—	—	6,074
Loan Assignments	423	—	(632)	1,368	4,759	(69)	—	—	5,849
Warrants	49	—	(49)	—	—	—	—	—	—
Total	$10,597	$— (a)	$(2,308)	$1,368	$5,466	$(69)	$—	$—	$15,054

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 29, 2024, which were valued using significant unobservable inputs (level 3), amounted to $(2,479). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
High Yield Fund	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 29, 2024
Investments in Securities:
Common Stocks	$45,294	$2,294	$(13,222)	$—	$12,833	$(2,298)	$—	$—	$44,901
Convertible Bonds	3,490	—	4,005	—	—	—	—	—	7,495
Convertible Preferred Stocks	29,715	—	(851)	—	—	—	—	—	28,864
Corporate Bonds	8	(769)	(4,439)	348	6,180	(16)	32,052	—	33,364
Loan Assignments	403	—	(2,012)	4,631	30,448	(713)	—	—	32,757
Preferred Stocks	12,406	—	(4,061)	—	—	—	—	—	8,345
Rights	3,601	5,703	(3,600)	—	—	(5,704)	—	—	—
Warrants	3,389	—	(1,938)	—	—	—	—	—	1,451
Total	$98,306	$7,228	$(26,118)	$4,979	$49,461	$(8,731)	$32,052	$—	$157,177

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 29, 2024, which were valued using significant unobservable inputs (level 3), amounted to $(21,119). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended February 29, 2024, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing

368	J.P. Morgan Income Funds	February 29, 2024

Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
Income Fund	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 29, 2024
Investments in Securities:
Asset-Backed Securities	$465,454	$809	$(10,915)	$(126)	$28,766	$(167,878)	$—	$(2,924)	$25,616	$338,802
Collateralized Mortgage Obligations	91,311	—	597	4	23,433	(486)	—	(25,867)	(25,616)	63,376
Commercial Mortgage-Backed Securities	77,389	—	1,229	— (b)	1,268	—	28,982	—	(33,425)	75,443
Common Stocks	3,798	84	217	—	2,604	(85)	—	—	—	6,618
Convertible Bonds	1,285	—	1,474	—	—	—	—	—	—	2,759
Corporate Bonds	2	(2,167)	(3,011)	364	4,063	(3,981)	18,796	—	33,425	47,491
Loan Assignments	334	—	(18)	268	6,017	(445)	—	—	—	6,156
Preferred Stocks	12	—	(4)	—	—	—	—	—	—	8
Rights	— (b)	289	—	—	—	(289)	—	—	—	—
Warrants	13	—	(9)	—	—	—	—	—	—	4
Total	$639,598	$(985)	$(10,440)	$510	$66,151	$(173,164)	$47,778	$(28,791)	$—	$540,657

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Collateralized Mortgage Obligations, Commercial Mortgage-Backed Securities, Asset-Backed Securities and Corporate Bonds.
(b)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 29, 2024, which were valued using significant unobservable inputs (level 3), amounted to $(11,239). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended February 29, 2024, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
Mortgage-Backed Securities Fund	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 29, 2024
Investments in Securities:
Asset-Backed Securities	$73,167	$33	$409	$(2)	$38,444	$(32,504)	$4,033	$—	$6,831	$90,411
Collateralized Mortgage Obligations	59,308	(154)	1,712	3	26,043	(39,581)	—	(10,463)	(6,831)	30,037
Commercial Mortgage-Backed Securities	24,498	—	(714)	23	19,024	(4,490)	—	—	—	38,341
Total	$156,973	$(121)	$1,407	$24	$83,511	$(76,575)	$4,033	$(10,463)	$—	$158,789

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Collateralized Mortgage Obligations and Asset-Backed Securities.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 29, 2024, which were valued using significant unobservable inputs (level 3), amounted to $(658). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
There were no significant transfers into or out of level 3 for the year ended February 29, 2024.

February 29, 2024	J.P. Morgan Income Funds	369

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
Short Duration Bond Fund	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 29, 2024
Investments in Securities:
Asset-Backed Securities	$40,155	$—	$2,452	$33	$—	$(22,425)	$—	$—	$23,599	$43,814
Collateralized Mortgage Obligations	32,172	—	391	— (b)	—	(8,908)	—	—	(23,599)	56
Total	$72,327	$—	$2,843	$33	$—	$(31,333)	$—	$—	$—	$43,870

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Collateralized Mortgage Obligations and Asset-Backed Securities.
(b)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 29, 2024, which were valued using significant unobservable inputs (level 3), amounted to $2,419. This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Short Duration Core Plus Fund	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 29, 2024
Investments in Securities:
Asset-Backed Securities	$32,692	$—	$1,205	$(1)	$—	$(4,229)	$—	$(1,703)	$27,964
Collateralized Mortgage Obligations	5,187	—	352	— (a)	6,000	(5,551)	—	—	5,988
Common Stocks	375	13	34	—	—	(12)	—	—	410
Convertible Bonds	232	—	265	—	—	—	—	—	497
Corporate Bonds	— (a)	(444)	(135)	8	—	(941)	4,154	—	2,642
Rights	— (a)	29	—	—	—	(29)	—	—	—
Total	$38,486	$(402)	$1,721	$7	$6,000	$(10,762)	$4,154	$(1,703)	$37,501

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 29, 2024, which were valued using significant unobservable inputs (level 3), amounted to $1,354. This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
There were no significant transfers into or out of level 3 for the year ended February 29, 2024.
The significant unobservable inputs used in the fair value measurement of the Funds' investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair

370	J.P. Morgan Income Funds	February 29, 2024

value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Core Bond Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 29, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$485,862	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (4.15%)
			Yield (Discount Rate of Cash Flows)	5.74% - 11.42% (8.19%)
Asset-Backed Securities	485,862
	199,574	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (8.14%)
			Yield (Discount Rate of Cash Flows)	0.00% - 20.00% (9.58%)

Collateralized Mortgage Obligations	199,574
Total	$685,436

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 29, 2024, the value of these investments was $1,161,144. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
Core Plus
Bond Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 29, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$219,104	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (10.47%)
			Constant Default Rate	0.00% - 1.00% (0.07%)
			Yield (Discount Rate of Cash Flows)	5.81% - 20.44% (9.95%)

Asset-Backed Securities	219,104
	95,814	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.25% - 20.00% (11.05%)

Collateralized Mortgage Obligations	95,814
	1,501	Term of Restructuring	Liquidation Preference	71.43x (71.43x)

Convertible Bonds	1,501
	62	Terms of Exchange Offer	Expected Recovery	$0.00 - $0.01 ($0.01)

Common Stocks	62
	- (b)	Terms of Exchange Offer	Expected Recovery	$0.00 ($0.00)

Preferred Stocks	- (b)
	44	Terms of Exchange Offer	Expected Recovery	10.90% - 100.00% (68.30%)
	1,495	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	20.65% - 38.74% (29.12%)

Loan Assignments	1,539

February 29, 2024	J.P. Morgan Income Funds	371

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
	Fair Value at February 29, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
Total	$318,020

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 29, 2024, the value of these investments was $748,315. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
Floating Rate
Income Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 29, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$4,596	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	20.65% - 38.74% (27.31%)
	1,035	Term of Restructuring	Expected Recovery	10.90% - 100.00% (63.66%)

Loan Assignments	5,631
	175	Terms of Restructuring	Expected Recovery	$0.00 - $0.01 ($0.01)

Common Stocks	175
Total	$5,806

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 29, 2024, the value of these investments was $9,248. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
High Yield
Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 29, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$754	Terms of Exchange Offer / Restructuring	Terms of Exchange Offer / Restructuring	$0.00 - $0.01 ($0.01)
	- (b)	Market Comparable Companies	Market Comparable Companies	5.0x (5.0x)
30.00% (30.00%)

Common Stocks	754
	730	Term of Restructuring	Term of Restructuring	71.43x (71.43x)

Preferred Stocks	730
	10,518	Terms of Restructuring	Terms of Restructuring	10.90% (10.90%)
	20,540	Discounted Cash Flow	Discounted Cash Flow	20.65% - 38.74% (29.70%)

Loan Assignments	31,058
	7,495	Term of Restructuring	Term of Restructuring	71.43x (71.43x)

372	J.P. Morgan Income Funds	February 29, 2024

	Fair Value at February 29, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
Convertible Bonds	7,495
Total	$40,037

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 29, 2024, the value of these investments was $117,140. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
Income Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 29, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$55,579	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 15.00% (2.25%)
			Constant Default Rate	0.00% - 12.00% (0.66%)
			Yield (Discount Rate of Cash Flows)	6.35% - 20.44% (11.54%)

Asset-Backed Securities	55,579
	26,657	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.25% - 20.00% (11.33%)

Collateralized Mortgage Obligations	26,657
	2,759	Terms of Restructuring	Liquidation Preference	71.43x (71.43x)

Convertible Bonds	2,759
	72	Pending Distribution Amount	Expected Recovery	$0.01 ($0.01)

Common Stocks	72
	3,036	Terms of Exchange Offer	Expected Recovery	10.90% (10.90%)
	2,167	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	20.65% - 38.74% (20.97%)

Loan Assignments	5,203
Total	$90,270

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 29, 2024, the value of these investments was $450,387. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
Mortgage-Backed
Securities Fund
Quantitative Information about Level 3 Fair Value Measurements #
Fair Value at February 29, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
$59,610	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 90.00% (14.07%)
		Yield (Discount Rate of Cash Flows)	6.16% - 11.42% (7.91%)

February 29, 2024	J.P. Morgan Income Funds	373

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
	Fair Value at February 29, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Asset-Backed Securities	59,610
	10,964	Discounted Cash Flow	Constant Prepayment Rate	3.00% - 100.00% (25.77%)
			Constant Default Rate	0.00% - 3.35% (0.01%)
			Yield (Discount Rate of Cash Flows)	0.00% - 20.00% (8.70%)

Collateralized Mortgage Obligations	10,964
Total	$70,574

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 29, 2024, the value of these investments was $88,215. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

Short
Duration
Bond Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 29, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$35,869	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (28.73%)
			Yield (Discount Rate of Cash Flows)	6.03% - 7.33% (6.41%)
Asset-Backed Securities	35,869
Total	$35,869

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 29, 2024, the value of these investments was $8,001. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
Short
Duration
Core Plus Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 29, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$8,675	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	6.03% - 7.75% (6.58%)

Asset-Backed Securities	8,675
	497	Term of Restructuring	Liquidation Preference	71.43x (71.43x)

Convertible Bonds	497
Total	$9,172

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 29, 2024, the value of these investments was $28,329. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

374	J.P. Morgan Income Funds	February 29, 2024

B. Restricted Securities— Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of February 29, 2024, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Loan Assignments— Core Bond Fund, Core Plus Bond Fund, Floating Rate Income Fund, High Yield Fund, Income Fund and Short Duration Core Plus Fund invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The above Funds invested in loan assignments of all or a portion of the loans. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan. In addition, it is unclear whether loans, loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loans are secured by collateral, a Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.
Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid when purchased, may become illiquid and difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.
Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.
At February 29, 2024, Floating Rate Income Fund had investments in loan assignments that amounted to more than 5% of the Funds’ net assets, by agent bank as follows:
Agent Bank	Percentage
Bank of America NA	17.1%
Barclays Bank plc	9.6
Goldman Sachs International	8.2
Credit Suisse International	8.1
JPMorgan Chase Bank, N.A.	8.1
D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments— Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Income Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Bond Fund purchased when-issued securities, including To-Be-Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, Income Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund's transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund's custodian bank and is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in a separate segregated account maintained by JPMCB.
Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Income Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Bond Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 29, 2024, which are shown as a Receivable for Investment securities sold — delayed delivery securities and/or a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 29, 2024 are detailed on the SOIs, if any.

February 29, 2024	J.P. Morgan Income Funds	375

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
E. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of February 29, 2024.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Core Plus Bond Fund	$1	$(1)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended February 29, 2024, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Core Plus Bond Fund	$— (a)

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Core Bond Fund, Floating Rate Income Fund, Government Bond Fund, High Yield Fund, Income Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund did not lend out any securities during the year ended February 29, 2024.

376	J.P. Morgan Income Funds	February 29, 2024

F. Investment Transactions with Affiliates— The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Core Bond Fund
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.35% (a) (b)	$1,056,388	$14,850,802	$14,309,514	$(145)	$314	$1,597,845	1,597,047	$84,884	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

Core Plus Bond Fund
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.35% (a) (b)	$826,935	$6,510,269	$5,853,104	$(342)	$153	$1,483,911	1,483,169	$52,995	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.48% (a) (b)	120	—	—	—	— (c)	120	120	6 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.25% (a) (b)	428	— (c)	—	—	—	428	428	22 *	—
Total	$827,483	$6,510,269	$5,853,104	$(342)	$153	$1,484,459		$53,023	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Floating Rate Income Fund
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.17% (a) (b)	$20,388	$207,966	$189,699	$—	$—	$38,655	38,655	$928	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

February 29, 2024	J.P. Morgan Income Funds	377

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
Government Bond Fund
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.17% (a) (b)	$123,090	$416,336	$490,490	$—	$—	$48,936	48,936	$3,759	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

High Yield Fund
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.17% (a) (b)	$12,389	$1,824,813	$1,801,246	$—	$—	$35,956	35,956	$8,243	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

Income Fund
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.35% (a) (b)	$225,246	$3,205,966	$3,229,676	$(26)	$7	$201,517	201,417	$3,343	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

Mortgage-Backed Securities Fund
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.35% (a) (b)	$149,512	$2,707,244	$2,234,423	$(69)	$(22)	$622,242	621,931	$6,878	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

378	J.P. Morgan Income Funds	February 29, 2024

Short Duration Bond Fund
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.17% (a) (b)	$289,870	$3,606,748	$3,712,437	$—	$—	$184,181	184,181	$13,596	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.

Short Duration Core Plus Fund
For the year ended February 29, 2024
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 29, 2024	Shares at February 29, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.44% (a) (b)	$117,008	$1,464,736	$1,497,291	$(13)	$7	$84,447	84,405	$6,137	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 29, 2024.
G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
H. Derivatives —Core Bond Fund, Core Plus Bond Fund, Floating Rate Income Fund, Income Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund used derivative instruments including futures contracts, forward foreign currency exchange contracts and swaps, in connection with their investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds' risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds' ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds' net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing,

February 29, 2024	J.P. Morgan Income Funds	379

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Funds.
Notes H(1) — H(3) below describe the various derivatives used by the Funds.
(1) Futures Contracts— Core Bond Fund, Core Plus Bond Fund, Income Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price, foreign exchange and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2) Forward Foreign Currency Exchange Contracts— Core Plus Bond Fund, Floating Rate Income Fund and Income Fund are exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Funds' forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(3) Swaps — Core Plus Bond Fund, Floating Rate Income Fund, Income Fund and Short Duration Core Plus Fund engaged in various swap transactions, to manage credit and interest rate (e.g., duration, yield curve) risks within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with

380	J.P. Morgan Income Funds	February 29, 2024

the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Portfolio Investments, while cash deposited, which is considered restricted, is reported as Deposits at broker for centrally cleared swaps on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Funds’ OTC swap contracts are subject to master netting arrangements.
Credit Default Swaps
Core Plus Bond Fund, Floating Rate Income Fund, Income Fund and Short Duration Core Plus Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.
(4) Summary of Derivatives Information—The following tables present the value of derivatives held as of February 29, 2024, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	Core Bond Fund	Core Plus Bond Fund	Income Fund
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$—	$280	$17
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(143)	(1,419)
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	15,192	26,203	11,551
Unrealized Depreciation on Futures Contracts *	—	(276)	(12,844)
Credit Risk Exposure:
Swaps at Value (Liabilities) **	—	(3,311)	(66,960)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	15,192	25,927	(1,293)
Swaps at Value **	—	(3,311)	(66,960)
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	—	137	(1,402)

February 29, 2024	J.P. Morgan Income Funds	381

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Duration Core Plus Fund
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$1,018	$1,441	$1,615
Unrealized Depreciation on Futures Contracts *	—	(3,801)	(1,477)
Credit Risk Exposure:
Swaps at Value (Liabilities) **	—	—	(2,236)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	1,018	(2,360)	138
Swaps at Value **	—	—	(2,236)

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
**	Includes the fair value of centrally cleared swap contracts as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the year ended February 29, 2024, by primary underlying risk exposure:
	Core Bond Fund	Core Plus Bond Fund	Floating Rate Income Fund	Income Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	$—	$(6,932)	$— (a)	$(18,928)
Interest Rate Risk Exposure:
Futures Contracts	(198,703)	(158,805)	—	(78,417)
Credit Exposure Risk:
Swap Contracts	—	(23,075)	260	(39,203)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	—	2,805	—	5,507
Interest Rate Risk Exposure:
Futures Contracts	18,600	29,158	—	4,283
Credit Exposure Risk:
Swap Contracts	—	14,154	—	(20,694)

	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Duration Core Plus Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Interest Rate Risk Exposure:
Futures Contracts	$(9,913)	$(16,520)	$(11,615)
Credit Exposure Risk:
Swap Contracts	—	—	(7,279)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Interest Rate Risk Exposure:
Futures Contracts	1,294	2,669	602

382	J.P. Morgan Income Funds	February 29, 2024

	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Duration Core Plus Fund
Credit Exposure Risk:
Swap Contracts	$—	$—	$2,216

(a)	Amount rounds to less than one thousand.
Derivatives Volume
The table below discloses the volume of the Funds' futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended February 29, 2024. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Core Bond Fund	Core Plus Bond Fund	Floating Rate Income Fund	Income Fund
Futures Contracts:
Average Notional Balance Long	$4,228,050	$3,557,869	$—	$4,046,335
Average Notional Balance Short	—	(90,538)	—	(810,001)
Ending Notional Balance Long	4,405,287	3,782,656	—	3,964,944
Ending Notional Balance Short	—	(72,175)	—	(1,567,900)
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	—	(42,716)	(4)	(110,210)
Average Settlement Value Sold	—	25,838	4	8,882
Ending Settlement Value Purchased	—	(67,334)	—	(94,188)
Ending Settlement Value Sold	—	134,741	—	—
Credit Default Swaps:
Average Notional Balance - Buy Protection	—	321,180	—	686,124
Average Notional Balance - Sell Protection	—	—	1,308	183,440
Ending Notional Balance - Buy Protection	—	165,045	—	652,996
Ending Notional Balance - Sell Protection	—	—	—	181,517

	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Duration Core Plus Fund
Futures Contracts:
Average Notional Balance Long	$315,928	$2,210,604	$1,027,859
Average Notional Balance Short	—	(730,859)	(317,685)
Ending Notional Balance Long	298,522	2,047,793	653,069
Ending Notional Balance Short	—	(1,096,406)	(340,639)
Credit Default Swaps:
Average Notional Balance - Buy Protection	—	—	54,404
Ending Notional Balance - Buy Protection	—	—	30,750
The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Funds. These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

February 29, 2024	J.P. Morgan Income Funds	383

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
Core Plus Bond Fund and Income Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of February 29, 2024 are as follows:
Fund		Fund Counterparty	Value of swap contracts	Collateral amount
Core Plus Bond Fund	Collateral Posted	Citibank, NA	$(3,232)	$2,880
Income Fund	Collateral Posted	Citibank, NA	(3,915)	3,640
	Collateral Posted	Citigroup Global Markets, Inc.	(5,263)	5,400
	Collateral Posted	Morgan Stanley	(24,836)	25,510
The Funds' derivatives contracts held at February 29, 2024 are not accounted for as hedging instruments under GAAP.
I. Security Transactions and Investment Income— Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.
Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.
Core Bond Fund and Government Bond Fund invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as increases or decreases to interest income on the Statements of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
J. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended February 29, 2024 are as follows:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Core Bond Fund
Transfer agency fees	$96	$9	$159	$8	$2	$— (a)	$4	$264	$542
Core Plus Bond Fund
Transfer agency fees	55	6	64	7	2	1	— (a)	161	296
Floating Rate Income Fund
Transfer agency fees	5	2	3	n/a	n/a	n/a	n/a	1	11
Government Bond Fund
Transfer agency fees	36	3	8	5	2	1	n/a	19	74
High Yield Fund
Transfer agency fees	33	4	2	3	1	— (a)	2	46	91
Income Fund
Transfer agency fees	13	14	79	n/a	n/a	n/a	n/a	5	111
Mortgage-Backed Securities Fund
Transfer agency fees	10	1	16	n/a	n/a	n/a	n/a	34	61
Short Duration Bond Fund
Transfer agency fees	21	3	16	n/a	n/a	n/a	n/a	58	98

384	J.P. Morgan Income Funds	February 29, 2024

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Short Duration Core Plus Fund
Transfer agency fees	$9	$2	$15	n/a	n/a	n/a	n/a	$19	$45

(a)	Amount rounds to less than one thousand.
K. Federal Income Taxes— Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of February 29, 2024, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
L. Foreign Taxes—The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
M. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared and paid at least monthly, except for Income Fund, for which distributions are generally declared daily and paid at least monthly. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Core Bond Fund	$—	$967	$(967)
Core Plus Bond Fund	(37,128)	(3,653)	40,781
Floating Rate Income Fund	—	67	(67)
Government Bond Fund	—	— (a)	— (a)
High Yield Fund	—	5,879	(5,879)
Income Fund	—	15,953	(15,953)
Mortgage-Backed Securities Fund	—	(15)	15
Short Duration Bond Fund	—	2,456	(2,456)
Short Duration Core Plus Fund	—	3,482	(3,482)

(a)	Amount rounds to less than one thousand.
The reclassifications for the Funds relate primarily to tax adjustments on certain investments, foreign currency gains and losses and redemptions in-kind.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Core Bond Fund	0.28%

February 29, 2024	J.P. Morgan Income Funds	385

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)

Core Plus Bond Fund	0.30%
Floating Rate Income Fund	0.55
Government Bond Fund	0.28
High Yield Fund	0.50
Income Fund	0.30
Mortgage-Backed Securities Fund	0.25
Short Duration Bond Fund	0.22
Short Duration Core Plus Fund	0.25
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee— Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended February 29, 2024, the effective rate for Core Bond Fund, Core Plus Bond Fund, Floating Rate Income Fund, Government Bond Fund, High Yield Fund, Income Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund was 0.04%, 0.06%, 0.07%, 0.075%, 0.07%, 0.07%, 0.07%, 0.07% and 0.07%, respectively, of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMCB serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to JPMIM.
C. Distribution Fees— Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%
The Distributor waived distribution fees as outlined in Note 3.F.
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares (except for Class C Shares of Short Duration Bond Fund purchased prior to September 3, 2013) and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 29, 2024, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Core Bond Fund	$218	$2
Core Plus Bond Fund	182	3
Floating Rate Income Fund	5	—
Government Bond Fund	15	— (a)
High Yield Fund	50	— (a)
Income Fund	81	2
Mortgage-Backed Securities Fund	6	—
Short Duration Bond Fund	75	— (a)
Short Duration Core Plus Fund	21	— (a)

(a)	Amount rounds to less than one thousand.

386	J.P. Morgan Income Funds	February 29, 2024

D. Service Fees— The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Core Bond Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
Core Plus Bond Fund	0.25	0.25	0.25	0.25	0.25	0.25	0.10
Floating Rate Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Government Bond Fund	0.25	0.25	0.25	0.25	0.25	0.25	n/a
High Yield Fund	0.25	0.25	0.25	0.25	0.25	0.25	0.10
Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Mortgage-Backed Securities Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Short Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Short Duration Core Plus Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees— JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements—The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Core Bond Fund	0.75%	n/a	0.50%	n/a	n/a	n/a	n/a	n/a
Core Plus Bond Fund	0.75	n/a	0.46	n/a	n/a	n/a	n/a	n/a
Floating Rate Income Fund	1.00	1.50%	0.75	n/a	n/a	n/a	n/a	0.65%
Government Bond Fund	0.70	1.20	0.45	1.05%	0.80%	0.55%	n/a	0.30
High Yield Fund	0.90	1.40	0.65	1.25	1.00	0.75	0.60%	0.50
Income Fund	0.65	1.20	0.40	n/a	n/a	n/a	n/a	0.40
Mortgage-Backed Securities Fund	0.65	1.15	0.40	n/a	n/a	n/a	n/a	0.25
Short Duration Bond Fund	0.59	1.09	0.34	n/a	n/a	n/a	n/a	0.28
Short Duration Core Plus Fund	0.64	1.14	0.39	n/a	n/a	n/a	n/a	0.33
The expense limitation agreements were in effect for the year ended February 29, 2024 and the contractual limitation percentages are in place until at least June 30, 2024.

February 29, 2024	J.P. Morgan Income Funds	387

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
For the year ended February 29, 2024, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Core Bond Fund	$11	$—	$15,890	$15,901	$—
Core Plus Bond Fund	5	—	9,513	9,518	—
Floating Rate Income Fund	232	135	348	715	—
Government Bond Fund	986	656	1,149	2,791	—
High Yield Fund	2,593	1,726	1,213	5,532	2
Income Fund	—	—	16,207	16,207	1
Mortgage-Backed Securities Fund	2,413	1,607	1,916	5,936	—
Short Duration Bond Fund	1,196	798	4,099	6,093	—
Short Duration Core Plus Fund	312	208	4,359	4,879	—
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended February 29, 2024 were as follows:

Core Bond Fund	$3,262
Core Plus Bond Fund	1,956
Floating Rate Income Fund	37
Government Bond Fund	160
High Yield Fund	319
Income Fund	142
Mortgage-Backed Securities Fund	223
Short Duration Bond Fund	548
Short Duration Core Plus Fund	139
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended February 29, 2024, the amount of these reimbursements were as follows:

Core Bond Fund	$6
Core Plus Bond Fund	3
Floating Rate Income Fund	1
Government Bond Fund	2
High Yield Fund	2
Income Fund	2
Mortgage-Backed Securities Fund	2
Short Duration Bond Fund	2
Short Duration Core Plus Fund	2
G. Other— Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

388	J.P. Morgan Income Funds	February 29, 2024

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended February 29, 2024, Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Income Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended February 29, 2024, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$11,645,122	$4,303,265	$1,964,985	$940,200
Core Plus Bond Fund	10,840,617	6,979,308	519,323	1,457,393
Floating Rate Income Fund	109,230	125,155	—	—
Government Bond Fund	125,508	109,068	149,609	107,139
High Yield Fund	1,256,942	1,100,108	50,980	50,344
Income Fund	18,614,230	19,231,080	—	—
Mortgage-Backed Securities Fund	1,662,187	734,492	183,186	109,366
Short Duration Bond Fund	2,258,152	2,577,265	3,076,732	2,679,956
Short Duration Core Plus Fund	672,451	1,482,409	971,109	896,231
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 29, 2024 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$48,100,844	$203,019	$3,723,311	$(3,520,292)
Core Plus Bond Fund	21,318,544	144,039	1,454,831	(1,310,792)
Floating Rate Income Fund	328,703	7,340	12,919	(5,579)
Government Bond Fund	2,024,197	4,479	219,939	(215,460)
High Yield Fund	5,112,766	94,896	407,571	(312,675)
Income Fund	10,397,868	108,003	934,821	(826,818)
Mortgage-Backed Securities Fund	5,865,930	23,328	421,110	(397,782)
Short Duration Bond Fund	7,723,925	17,349	183,950	(166,601)
Short Duration Core Plus Fund	3,898,589	11,341	193,445	(182,104)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain derivatives and investments and wash sale loss deferrals.

February 29, 2024	J.P. Morgan Income Funds	389

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
The tax character of distributions paid during the year ended February 29, 2024 was as follows:
	Ordinary Income*	Total Distributions Paid
Core Bond Fund	$1,490,997	$1,490,997
Core Plus Bond Fund	741,314	741,314
Floating Rate Income Fund	23,056	23,056
Government Bond Fund	49,343	49,343
High Yield Fund	318,146	318,146
Income Fund	500,275	500,275
Mortgage-Backed Securities Fund	150,169	150,169
Short Duration Bond Fund	217,519	217,519
Short Duration Core Plus Fund	137,815	137,815

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended February 28, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Core Bond Fund	$945,374	$1,865	$947,239
Core Plus Bond Fund	534,015	—	534,015
Floating Rate Income Fund	25,197	—	25,197
Government Bond Fund	41,027	—	41,027
High Yield Fund	284,975	—	284,975
Income Fund	493,307	—	493,307
Mortgage-Backed Securities Fund	103,999	—	103,999
Short Duration Bond Fund	129,686	—	129,686
Short Duration Core Plus Fund	145,902	—	145,902

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of February 29, 2024, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Core Bond Fund	$16,685	$(830,261)	$(3,520,292)
Core Plus Bond Fund	1,948	(1,023,325)	(1,310,868)
Floating Rate Income Fund	182	(353,796)	(5,579)
Government Bond Fund	450	(34,144)	(215,460)
High Yield Fund	6,737	(607,206)	(312,746)
Income Fund	30,872	(694,522)	(826,818)
Mortgage-Backed Securities Fund	3,105	(143,579)	(397,782)
Short Duration Bond Fund	2,663	(254,349)	(166,601)
Short Duration Core Plus Fund	964	(453,591)	(182,172)
The cumulative timing differences primarily consist of tax adjustments on certain derivatives and investments, post-October capital loss deferrals, dividends payable and wash sale loss deferrals.

390	J.P. Morgan Income Funds	February 29, 2024

At February 29, 2024, the following Funds had net capital loss carryforwards which are available to offset future realized gains as follows:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Core Bond Fund	$280,462	$549,799
Core Plus Bond Fund	363,661	659,664
Floating Rate Income Fund	48,511	305,285
Government Bond Fund	2,694	31,450
High Yield Fund	8,039	599,167
Income Fund	87,387	607,135
Mortgage-Backed Securities Fund	70,642	72,937
Short Duration Bond Fund	131,940	122,409
Short Duration Core Plus Fund	180,689	272,902
Specified ordinary losses and net capital losses (gains) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended February 29, 2024, the Funds deferred to March 1, 2024 the following specified ordinary losses and net capital losses (gains):
	Net Capital Losses (Gains)		Specified Ordinary Losses
	Short-Term	Long-Term
Core Bond Fund	$(39,345)	$53,930	$—
Core Plus Bond Fund	(30,813)	127,030	—
Floating Rate Income Fund	(194)	1,859	5
Government Bond Fund	(1)	3,924	—
High Yield Fund	(312)	28,518	—
Income Fund	4,954	58,744	—
Mortgage-Backed Securities Fund	—	607	—
Short Duration Bond Fund	5,783	13,733	14
Short Duration Core Plus Fund	1,316	10,470	—
During the year ended February 29, 2024, the following Funds utilized capital loss carryforwards as follows:
Capital Loss Utilized
Short-Term
Government Bond Fund	$— (a)
Short Duration Core Plus Fund	10,264

(a)	Amount rounds to less than one thousand.
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

February 29, 2024	J.P. Morgan Income Funds	391

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund at February 29, 2024. Average borrowings from the Facility during the year ended February 29, 2024 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Income Fund	$14,457	5.78%	9	$21
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 29, 2024.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended February 29, 2024.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of February 29, 2024, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Core Bond Fund	—	— %	3	33.8%
Core Plus Bond Fund	—	—	1	18.3
Floating Rate Income Fund	2	60.6	1	10.3
Government Bond Fund	—	—	3	43.8
High Yield Fund	1	13.3	1	21.0
Income Fund	1	23.8	1	28.1
Mortgage-Backed Securities Fund	1	26.3	2	24.4
Short Duration Bond Fund	1	54.4	1	16.1
Short Duration Core Plus Fund	1	43.4	2	20.9

392	J.P. Morgan Income Funds	February 29, 2024

As of February 29, 2024, JPMorgan SmartRetirement Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
JPMorgan SmartRetirement Funds
Core Plus Bond Fund	13.2%
High Yield Fund	12.9
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
The Funds are subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Funds are subject to credit risk. The Funds' investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Funds' investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds' securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Core Plus Bond Fund, Floating Rate Income Fund, High Yield Fund, Income Fund and Short Duration Core Plus Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses and could make derivatives more difficult for the Fund to value accurately.
The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other

February 29, 2024	J.P. Morgan Income Funds	393

NOTES TO FINANCIAL STATEMENTS
AS OF February 29, 2024 (continued)
(Dollar values in thousands)
global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Transfer in-Kind
During the year ended February 29, 2024, certain shareholders sold shares of Core Plus Bond Fund of the below given class. The portfolio securities were delivered primarily by means of redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below.
Fund	Class	Date	Value	Gain/(Loss)	Type
Core Plus Bond Fund	Class A	July 28, 2023	$511,583 (a)	$(36,649)	Redemption-in-kind

(a)	This amount includes cash of approximately $83,616 associated with the redemption in-kind.

394	J.P. Morgan Income Funds	February 29, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Floating Rate Income Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Income Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund and JPMorgan Short Duration Core Plus Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Floating Rate Income Fund, JPMorgan Income Fund and JPMorgan Short Duration Core Plus Fund (three of the funds constituting JPMorgan Trust I) and JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Mortgage-Backed Securities Fund and JPMorgan Short Duration Bond Fund (six of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the "Funds") as of February 29, 2024, the related statements of operations for the year ended February 29, 2024, the statements of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2024 and each of the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 24, 2024
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

February 29, 2024	J.P. Morgan Income Funds	395

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-2023); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	None
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

396	J.P. Morgan Income Funds	February 29, 2024

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	167	None

February 29, 2024	J.P. Morgan Income Funds	397

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (167 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

398	J.P. Morgan Income Funds	February 29, 2024

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

February 29, 2024	J.P. Morgan Income Funds	399

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

400	J.P. Morgan Income Funds	February 29, 2024

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

February 29, 2024	J.P. Morgan Income Funds	401

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2023, and continued to hold your shares at the end of the reporting period, February 29, 2024.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Core Bond Fund
Class A
Actual	$1,000.00	$1,024.70	$3.73	0.74%
Hypothetical	1,000.00	1,021.18	3.72	0.74
Class C
Actual	1,000.00	1,021.40	6.73	1.34
Hypothetical	1,000.00	1,018.20	6.72	1.34
Class I
Actual	1,000.00	1,025.00	2.47	0.49
Hypothetical	1,000.00	1,022.43	2.46	0.49
Class R2
Actual	1,000.00	1,022.90	5.53	1.10
Hypothetical	1,000.00	1,019.39	5.52	1.10
Class R3
Actual	1,000.00	1,023.40	4.23	0.84
Hypothetical	1,000.00	1,020.69	4.22	0.84
Class R4
Actual	1,000.00	1,024.50	3.27	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65
Class R5
Actual	1,000.00	1,025.40	2.17	0.43
Hypothetical	1,000.00	1,022.72	2.16	0.43
Class R6
Actual	1,000.00	1,026.80	1.66	0.33
Hypothetical	1,000.00	1,023.22	1.66	0.33

402	J.P. Morgan Income Funds	February 29, 2024

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Core Plus Bond Fund
Class A
Actual	$1,000.00	$1,028.30	$3.73	0.74%
Hypothetical	1,000.00	1,021.18	3.72	0.74
Class C
Actual	1,000.00	1,024.80	7.00	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class I
Actual	1,000.00	1,029.80	2.27	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Class R2
Actual	1,000.00	1,026.30	5.74	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class R3
Actual	1,000.00	1,027.70	4.54	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90
Class R4
Actual	1,000.00	1,028.80	3.28	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65
Class R5
Actual	1,000.00	1,030.50	2.42	0.48
Hypothetical	1,000.00	1,022.48	2.41	0.48
Class R6
Actual	1,000.00	1,030.20	1.87	0.37
Hypothetical	1,000.00	1,023.02	1.86	0.37
JPMorgan Floating Rate Income Fund
Class A
Actual	1,000.00	1,043.50	5.03	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class C
Actual	1,000.00	1,042.30	7.57	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class I
Actual	1,000.00	1,044.80	3.76	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Class R6
Actual	1,000.00	1,045.30	3.25	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64
JPMorgan Government Bond Fund
Class A
Actual	1,000.00	1,018.70	3.46	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class C
Actual	1,000.00	1,016.20	6.02	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20
Class I
Actual	1,000.00	1,020.00	2.21	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44
Class R2
Actual	1,000.00	1,016.90	5.22	1.04
Hypothetical	1,000.00	1,019.69	5.22	1.04

February 29, 2024	J.P. Morgan Income Funds	403

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Government Bond Fund (continued)
Class R3
Actual	$1,000.00	$1,018.20	$3.96	0.79%
Hypothetical	1,000.00	1,020.93	3.97	0.79
Class R4
Actual	1,000.00	1,019.50	2.71	0.54
Hypothetical	1,000.00	1,022.18	2.72	0.54
Class R6
Actual	1,000.00	1,020.70	1.46	0.29
Hypothetical	1,000.00	1,023.42	1.46	0.29
JPMorgan High Yield Fund
Class A
Actual	1,000.00	1,056.10	4.55	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class C
Actual	1,000.00	1,053.30	7.10	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class I
Actual	1,000.00	1,057.00	3.27	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64
Class R2
Actual	1,000.00	1,054.30	6.33	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class R3
Actual	1,000.00	1,055.00	5.06	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R4
Actual	1,000.00	1,056.40	3.78	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Class R5
Actual	1,000.00	1,057.00	3.02	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class R6
Actual	1,000.00	1,057.70	2.51	0.49
Hypothetical	1,000.00	1,022.43	2.46	0.49
JPMorgan Income Fund
Class A
Actual	1,000.00	1,045.90	3.31	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65
Class C
Actual	1,000.00	1,044.20	6.10	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20
Class I
Actual	1,000.00	1,047.40	2.04	0.40
Hypothetical	1,000.00	1,022.87	2.01	0.40
Class R6
Actual	1,000.00	1,048.60	1.99	0.39
Hypothetical	1,000.00	1,022.92	1.96	0.39
JPMorgan Mortgage-Backed Securities Fund
Class A
Actual	1,000.00	1,027.50	3.28	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65

404	J.P. Morgan Income Funds	February 29, 2024

	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mortgage-Backed Securities Fund (continued)
Class C
Actual	$1,000.00	$1,024.90	$5.79	1.15%
Hypothetical	1,000.00	1,019.14	5.77	1.15
Class I
Actual	1,000.00	1,029.80	2.02	0.40
Hypothetical	1,000.00	1,022.87	2.01	0.40
Class R6
Actual	1,000.00	1,030.50	1.26	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25
JPMorgan Short Duration Bond Fund
Class A
Actual	1,000.00	1,029.50	2.93	0.58
Hypothetical	1,000.00	1,021.98	2.92	0.58
Class C
Actual	1,000.00	1,026.80	5.44	1.08
Hypothetical	1,000.00	1,019.49	5.42	1.08
Class I
Actual	1,000.00	1,031.80	1.67	0.33
Hypothetical	1,000.00	1,023.22	1.66	0.33
Class R6
Actual	1,000.00	1,032.10	1.36	0.27
Hypothetical	1,000.00	1,023.52	1.36	0.27
JPMorgan Short Duration Core Plus Fund
Class A
Actual	1,000.00	1,033.60	3.24	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64
Class C
Actual	1,000.00	1,031.20	5.76	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class I
Actual	1,000.00	1,034.90	1.97	0.39
Hypothetical	1,000.00	1,022.92	1.96	0.39
Class R6
Actual	1,000.00	1,035.20	1.67	0.33
Hypothetical	1,000.00	1,023.22	1.66	0.33

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

February 29, 2024	J.P. Morgan Income Funds	405

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.1
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2024, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2023 through December 31, 2023 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Adminis trator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.
1 Effective July 24, 2024, the J.P. Morgan Funds will implement the Tailored Shareholder Reports for Mutual Funds and Exchanged-Traded Funds Rule. This rule rescinds the currently-required statement regarding the operation and effectiveness of a fund’s Liquidity Risk Management Program from the shareholder report.

406	J.P. Morgan Income Funds	February 29, 2024

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended February 29, 2024. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2024. The information necessary to complete your income tax returns for the calendar year ending December 31, 2024 will be provided under separate cover.
Qualified Interest Income (QII)
Each Fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 29, 2024:
Qualified Interest Income
JPMorgan Core Bond Fund	$1,331,716
JPMorgan Core Plus Bond Fund	659,979
JPMorgan Government Bond Fund	49,343
JPMorgan High Yield Fund	267,446
JPMorgan Short Duration Bond Fund	176,819
Treasury Income
Each Fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 29, 2024:
Income from U.S. Treasury Obligations
JPMorgan Core Bond Fund	18.4%
JPMorgan Core Plus Bond Fund	11.0
JPMorgan Government Bond Fund	33.0
JPMorgan High Yield Fund	0.2
JPMorgan Mortgage-Backed Securities Fund	4.7
JPMorgan Short Duration Bond Fund	22.3
JPMorgan Short Duration Core Plus Fund	13.8

February 29, 2024	J.P. Morgan Income Funds	407

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2024. All rights reserved. February 2024.
AN-INC2-224

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial experts are Gary L. French, Kathleen M. Gallagher, Raymond Kanner and Lawrence R. Maffia, each of whom is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2024 – $733,369

2023 – $800,234

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2024 – $78,742

2023 – $85,182

Audit-related fees consists of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2024 – $127,643

2023 – $137,462

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 29, 2024 and 2023, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2024 – Not applicable

2023 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of    Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2024 – 0.0%

2023 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable – Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2023 – $35.1 million

2022 – $31.8 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 6, 2024

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
May 6, 2024